UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22127

Columbia Funds Variable Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, MA 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report
December 31, 2018
CTIVP® – Loomis Sayles Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

CTIVP® – Loomis Sayles Growth Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
CTIVP® – Loomis Sayles Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Loomis, Sayles & Company, L.P.
Aziz Hamzaogullari, CFA
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-2.40	11.34	12.87
Class 2	05/07/10	-2.65	11.06	12.59
Russell 1000 Growth Index		-1.51	10.40	13.76
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to March 2014 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Loomis Sayles Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Amazon.com, Inc.	6.7
Visa, Inc., Class A	6.5
Alibaba Group Holding Ltd., ADR	5.2
Oracle Corp.	5.2
Facebook, Inc., Class A	5.1
Autodesk, Inc.	4.2
Regeneron Pharmaceuticals, Inc.	3.7
Microsoft Corp.	3.5
Monster Beverage Corp.	3.4
Starbucks Corp.	3.3
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	97.6
Money Market Funds	2.4
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	11.2
Consumer Discretionary	18.5
Consumer Staples	14.2
Energy	1.7
Financials	5.2
Health Care	15.9
Industrials	7.0
Information Technology	26.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At December 31, 2018, approximately 88.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -2.65%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned -1.51% over the same time period.
Bottom-up fundamental research
We do not attempt to forecast economic or market factors in order to position the portfolio. Through our proprietary bottom-up fundamental research framework, we look to invest in high-quality businesses with sustainable competitive advantages and profitable growth when they are trading at significant discounts to our estimate of intrinsic value. Markets where the hallmarks of our strategy – quality, fundamentals and valuation – are rewarded may offer favorable conditions for our strategy. Narrow, momentum-based markets where concentration in a few sectors tend to lead to outsized returns offer conditions that may be unfavorable. As of December 31, 2018, our portfolio was diversified across 24 primary business drivers.
Contributors and detractors
Stock selection in the consumer discretionary, industrials and communication services sectors, as well as our allocation to the industrials, information technology and communication services sectors, contributed to relative returns during the period. All three sectors were underweight relative to the benchmark. Security selection was the biggest contributor in consumer discretionary and industrials, while sector allocation was the biggest contributor in communication services. Consumer discretionary had positive absolute returns while industrials and communication services had negative absolute returns.
Stock selection in the information technology, financials, consumer staples, health care and energy sectors, as well as our allocation to the energy, consumer discretionary and consumer staples sectors, detracted from relative performance. Sector allocation detracted the most in energy while our security selection detracted the most in consumer staples and financials. All three sectors provided negative absolute returns during the period.
Among individual holdings, Amazon, Visa and Autodesk were among the largest contributors during the period. All three provided positive absolute returns. In both of Amazon’s core markets – online retail and Amazon Web Services, its enterprise IT business – we believed the company possessed strong and sustainable competitive advantages that would be difficult for competitors to replicate. We believe the current share price shows a lack of appreciation for Amazon’s significant long-term growth opportunities and the sustainability of its business model. Visa, the world’s largest payment technology company, has built a massive global network, orchestrating transaction settlements between merchants, banks and cardholders in more than 200 countries. Growth in payment volumes reflected the strength of the ongoing shift from cash to electronic payment. Autodesk, a global leader in 3D-design software, reported solid results during the period with annualized recurring revenue and earnings per share that exceeded consensus expectations. We believed all three companies were trading at significant discounts to our estimate of intrinsic value.
Facebook, Schlumberger and SEI Investments were among the largest detractors during the period. While Facebook reported solid overall growth and gains in market share, the stock reacted negatively to management’s guidance for a near-term deceleration in revenue growth. The company noted that revenue in the second half of 2018 would be impacted by its decisions to provide users more choices around privacy. Facebook also announced a 50-55% increase in investments for 2018 and a further 40-50% increase in 2019, targeting core product development, safety and security, virtual reality, marketing, and content acquisition. As a result, expenses were expected to increase faster than revenue over the near term. Schlumberger is a leading supplier of equipment and technology to the oil industry, but stocks in the oil services sector came under pressure due to short-term concerns around slowing activity in North America, as well as falling oil prices globally. In markets outside of North America, which have historically accounted for approximately 75% of revenue, Schlumberger continued to experience low demand for its services. The shares of SEI Investments, a wealth management and outsourcing provider to financial institutions, reacted negatively to the company’s announcement that its anticipated conversion of an
4	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
existing client to its SEI Wealth Platform would be delayed, despite SEI having met its development milestones. At the end of the reporting period, we continued to believe the shares of all three detractors were selling at significant discounts to our estimates of intrinsic value and represented compelling reward-to-risk opportunities.
Portfolio positioning
During the period, we purchased shares of Starbucks, the world’s leading retailer of specialty coffee, and Colgate-Palmolive, a global consumer goods company best known for its namesake toothpaste and toothbrushes. We added to our existing positions in Cerner, Regeneron Pharmaceuticals, Proctor & Gamble, Yum China, Oracle and Starbucks as we believed near-term price weaknesses created more attractive reward-to-risk opportunities. We trimmed our existing positions in American Express, Cisco Systems, United Parcel Service and Varian Medical Systems. We also trimmed our existing position in Amazon as it approached our maximum allowable position size. We sold our position in Analog Devices as it approached our estimate of intrinsic value. Our largest exposure, at 10.92% of the portfolio, is to growth in online advertising. The second largest exposure is to growth in enterprise IT spending, which totals 8.51% of assets. We are currently overweight relative to the benchmark in the consumer staples, consumer discretionary, health care, energy and financial sectors. We are underweight in the information technology, industrials and communication services sectors.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	942.80	1,021.79	3.45	3.59	0.70
Class 2	1,000.00	1,000.00	941.30	1,020.53	4.67	4.86	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.6%
Issuer	Shares	Value ($)
Communication Services 10.9%
Interactive Media & Services 10.9%
Alphabet, Inc., Class A(a)	56,166	58,691,224
Alphabet, Inc., Class C(a)	56,307	58,312,092
Facebook, Inc., Class A(a)	748,958	98,180,904
Total		215,184,220
Total Communication Services		215,184,220
Consumer Discretionary 18.0%
Hotels, Restaurants & Leisure 6.4%
Starbucks Corp.	989,044	63,694,434
Yum China Holdings, Inc.	723,086	24,245,074
Yum! Brands, Inc.	429,668	39,495,082
Total		127,434,590
Internet & Direct Marketing Retail 11.6%
Alibaba Group Holding Ltd., ADR(a)	726,954	99,643,585
Amazon.com, Inc.(a)	85,754	128,799,935
Total		228,443,520
Total Consumer Discretionary		355,878,110
Consumer Staples 13.8%
Beverages 6.1%
Coca-Cola Co. (The)	1,169,767	55,388,467
Monster Beverage Corp.(a)	1,313,437	64,647,369
Total		120,035,836
Food Products 2.8%
Danone SA, ADR	3,967,431	55,524,197
Household Products 4.9%
Colgate-Palmolive Co.	641,119	38,159,403
Procter & Gamble Co. (The)	648,378	59,598,906
Total		97,758,309
Total Consumer Staples		273,318,342
Energy 1.7%
Energy Equipment & Services 1.7%
Schlumberger Ltd.	929,861	33,549,385
Total Energy		33,549,385
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 5.1%
Capital Markets 3.9%
Factset Research Systems, Inc.	175,524	35,127,618
SEI Investments Co.	913,732	42,214,419
Total		77,342,037
Consumer Finance 1.2%
American Express Co.	238,092	22,694,929
Total Financials		100,036,966
Health Care 15.5%
Biotechnology 5.6%
Amgen, Inc.	202,181	39,358,575
Regeneron Pharmaceuticals, Inc.(a)	189,041	70,606,814
Total		109,965,389
Health Care Equipment & Supplies 1.8%
Varian Medical Systems, Inc.(a)	319,189	36,167,305
Health Care Technology 2.0%
Cerner Corp.(a)	743,384	38,983,057
Pharmaceuticals 6.1%
Merck & Co., Inc.	346,430	26,470,716
Novartis AG, ADR	429,684	36,871,184
Novo Nordisk A/S, ADR	1,257,638	57,939,383
Total		121,281,283
Total Health Care		306,397,034
Industrials 6.9%
Air Freight & Logistics 4.0%
Expeditors International of Washington, Inc.	881,009	59,987,903
United Parcel Service, Inc., Class B	197,024	19,215,751
Total		79,203,654
Machinery 2.9%
Deere & Co.	378,690	56,489,187
Total Industrials		135,692,841
Information Technology 25.7%
Communications Equipment 2.9%
Cisco Systems, Inc.	1,348,355	58,424,222
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 7.3%
Automatic Data Processing, Inc.	146,657	19,229,666
Visa, Inc., Class A	946,496	124,880,682
Total		144,110,348
Semiconductors & Semiconductor Equipment 2.9%
QUALCOMM, Inc.	993,087	56,516,581
Software 12.6%
Autodesk, Inc.(a)	628,273	80,802,191
Microsoft Corp.	670,537	68,106,443
Oracle Corp.	2,205,636	99,584,465
Total		248,493,099
Total Information Technology		507,544,250
Total Common Stocks (Cost $1,467,772,847)		1,927,601,148

Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	48,043,577	48,038,773
Total Money Market Funds (Cost $48,038,773)		48,038,773
Total Investments in Securities (Cost: $1,515,811,620)		1,975,639,921
Other Assets & Liabilities, Net		(922,316)
Net Assets		1,974,717,605

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	13,931,281	185,699,212	(151,586,916)	48,043,577	(3,064)	(76)	691,571	48,038,773
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	215,184,220	—	—	—	215,184,220
Consumer Discretionary	355,878,110	—	—	—	355,878,110
Consumer Staples	273,318,342	—	—	—	273,318,342
Energy	33,549,385	—	—	—	33,549,385
Financials	100,036,966	—	—	—	100,036,966
Health Care	306,397,034	—	—	—	306,397,034
Industrials	135,692,841	—	—	—	135,692,841
Information Technology	507,544,250	—	—	—	507,544,250
Total Common Stocks	1,927,601,148	—	—	—	1,927,601,148
Money Market Funds	—	—	—	48,038,773	48,038,773
Total Investments in Securities	1,927,601,148	—	—	48,038,773	1,975,639,921
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018	9

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,467,772,847)	$1,927,601,148
Affiliated issuers (cost $48,038,773)	48,038,773
Receivable for:
Capital shares sold	124,966
Dividends	1,450,670
Prepaid expenses	5,638
Total assets	1,977,221,195
Liabilities
Payable for:
Capital shares purchased	1,044,724
Management services fees	1,160,565
Distribution and/or service fees	9,802
Service fees	38,667
Compensation of board members	182,933
Compensation of chief compliance officer	454
Other expenses	66,445
Total liabilities	2,503,590
Net assets applicable to outstanding capital stock	$1,974,717,605
Represented by
Trust capital	$1,974,717,605
Total - representing net assets applicable to outstanding capital stock	$1,974,717,605
Class 1
Net assets	$1,929,780,829
Shares outstanding	67,709,186
Net asset value per share	$28.50
Class 2
Net assets	$44,936,776
Shares outstanding	1,610,398
Net asset value per share	$27.90
The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$27,715,005
Dividends — affiliated issuers	691,571
Interfund lending	2,060
Foreign taxes withheld	(1,465,971)
Total income	26,942,665
Expenses:
Management services fees	14,270,167
Distribution and/or service fees
Class 2	121,447
Service fees	287,359
Compensation of board members	41,173
Custodian fees	15,186
Printing and postage fees	89,363
Audit fees	33,775
Legal fees	25,653
Compensation of chief compliance officer	431
Other	153,073
Total expenses	15,037,627
Net investment income	11,905,038
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	83,383,626
Investments — affiliated issuers	(3,064)
Net realized gain	83,380,562
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(142,221,338)
Investments — affiliated issuers	(76)
Net change in unrealized appreciation (depreciation)	(142,221,414)
Net realized and unrealized loss	(58,840,852)
Net decrease in net assets resulting from operations	$(46,935,814)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018	11

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$11,905,038	$8,095,424
Net realized gain	83,380,562	274,055,967
Net change in unrealized appreciation (depreciation)	(142,221,414)	331,811,182
Net increase (decrease) in net assets resulting from operations	(46,935,814)	613,962,573
Decrease in net assets from capital stock activity	(13,196,425)	(1,012,058,871)
Total decrease in net assets	(60,132,239)	(398,096,298)
Net assets at beginning of year	2,034,849,844	2,432,946,142
Net assets at end of year	$1,974,717,605	$2,034,849,844

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,734,629	82,914,436	5,836,338	142,508,459
Redemptions	(3,158,188)	(97,231,562)	(46,962,891)	(1,153,948,084)
Net decrease	(423,559)	(14,317,126)	(41,126,553)	(1,011,439,625)
Class 2
Subscriptions	393,347	11,819,679	376,466	9,563,134
Redemptions	(356,357)	(10,698,978)	(405,760)	(10,182,380)
Net increase (decrease)	36,990	1,120,701	(29,294)	(619,246)
Total net decrease	(386,569)	(13,196,425)	(41,155,847)	(1,012,058,871)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018

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CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$29.20	0.17	(0.87)	(0.70)
Year Ended 12/31/2017	$21.95	0.10	7.15	7.25
Year Ended 12/31/2016	$20.75	0.15	1.05	1.20
Year Ended 12/31/2015	$18.76	0.12	1.87	1.99
Year Ended 12/31/2014	$16.66	0.10	2.00	2.10
Class 2
Year Ended 12/31/2018	$28.66	0.10	(0.86)	(0.76)
Year Ended 12/31/2017	$21.60	0.03	7.03	7.06
Year Ended 12/31/2016	$20.46	0.09	1.05	1.14
Year Ended 12/31/2015	$18.55	0.07	1.84	1.91
Year Ended 12/31/2014	$16.51	0.06	1.98	2.04

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$28.50	(2.40%)	0.70%	0.70%	0.57%	8%	$1,929,781
Year Ended 12/31/2017	$29.20	33.03%	0.72%	0.72%	0.39%	5%	$1,989,749
Year Ended 12/31/2016	$21.95	5.78%	0.73%	0.73%	0.72%	19%	$2,398,329
Year Ended 12/31/2015	$20.75	10.61%	0.75%	0.75%	0.60%	14%	$2,206,011
Year Ended 12/31/2014	$18.76	12.61%	0.77%	0.77%	0.58%	103%	$1,285,907
Class 2
Year Ended 12/31/2018	$27.90	(2.65%)	0.95%	0.95%	0.32%	8%	$44,937
Year Ended 12/31/2017	$28.66	32.68%	0.97%	0.97%	0.10%	5%	$45,101
Year Ended 12/31/2016	$21.60	5.57%	0.98%	0.98%	0.41%	19%	$34,617
Year Ended 12/31/2015	$20.46	10.30%	1.00%	1.00%	0.38%	14%	$6,399
Year Ended 12/31/2014	$18.55	12.36%	1.02%	1.02%	0.33%	103%	$4,499
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018	15

Notes to Financial Statements
December 31, 2018
Note 1. Organization
CTIVP® – Loomis Sayles Growth Fund (formerly known as Variable Portfolio – Loomis Sayles Growth Fund) (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective May 1, 2018, Variable Portfolio – Loomis Sayles Growth Fund was renamed CTIVP® – Loomis Sayles Growth Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
16	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018	17

Notes to Financial Statements  (continued)
December 31, 2018
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
18	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.71% to 0.53% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.67% of the Fund’s average daily net assets.
Subadvisory Agreement
The Investment Manager has entered into a Subadvisory Agreement with Loomis, Sayles & Company, L.P. (Loomis Sayles) to serve as the subadviser to the Fund. The Investment Manager compensates Loomis Sayles to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	0.77%	0.79%
Class 2	1.02	1.04
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $155,863,297 and $191,853,225, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
20	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The Fund’s activity in the Interfund Program during the year ended December 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	2,788,889	2.87	9
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 95.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
22	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP® – Loomis Sayles Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® - Loomis Sayles Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018	23

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
24	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018	25

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
26	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018	27

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
28	CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – Loomis Sayles Growth Fund | Annual Report 2018	29

CTIVP® – Loomis Sayles Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-2010 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio - Government Money Market Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio - Government Money Market Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Government Money Market Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.
Portfolio management
John McColley
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	1.51	0.39	0.20
Class 2*	05/03/10	1.26	0.29	0.16
Class 3	10/13/81	1.38	0.34	0.18
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
Prior to May 1, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold to any significant extent (i.e., over 0.5% of total assets). Consequently, the performance information may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
2	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018

Fund at a Glance   (continued)
Portfolio breakdown (%) (at December 31, 2018)
Repurchase Agreements	8.5
U.S. Government & Agency Obligations	85.5
U.S. Treasury Obligations	6.0
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,009.10	1,023.82	1.53	1.54	0.30
Class 2	1,000.00	1,000.00	1,007.90	1,022.55	2.80	2.82	0.55
Class 3	1,000.00	1,000.00	1,008.50	1,023.16	2.19	2.20	0.43
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Repurchase Agreements 8.3%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tri-party RBC Capital Markets LLC
dated 12/31/2018, matures 01/02/2019,
repurchase price $24,003,893 (collateralized by U.S. Treasury Securities, total Market Value $24,480,055)
	2.920%	24,000,000	24,000,000
Tri-party TD Securities (USA) LLC
dated 12/31/2018, matures 01/02/2019,
repurchase price $24,003,933 (collateralized by U.S. Treasury Securities, total Market Value $24,480,075)
	2.950%	24,000,000	24,000,000
Total Repurchase Agreements (Cost $48,000,000)			48,000,000

U.S. Government & Agency Obligations 82.9%

Federal Agricultural Mortgage Corp. Discount Notes
01/03/2019	1.580%	15,000,000	14,998,058
02/14/2019	2.360%	9,000,000	8,973,875
Federal Farm Credit Banks Discount Notes
01/08/2019	2.010%	10,000,000	9,995,586
01/10/2019	2.070%	10,000,000	9,994,325
01/18/2019	2.200%	15,000,000	14,983,779
02/06/2019	2.330%	10,000,000	9,976,400
03/04/2019	2.390%	12,000,000	11,950,607
11/06/2019	2.750%	5,700,000	5,697,587
Federal Home Loan Banks(a)
09/20/2019	2.530%	7,000,000	7,000,000
Federal Home Loan Banks Discount Notes
01/02/2019	1.130%	24,000,000	23,998,519
01/03/2019	1.500%	16,000,000	15,998,027
01/04/2019	1.720%	11,000,000	10,997,928
01/07/2019	1.960%	14,000,000	13,994,750
01/08/2019	2.010%	8,000,000	7,996,469
01/09/2019	2.030%	18,000,000	17,991,004
01/10/2019	2.050%	10,000,000	9,994,375
01/11/2019	2.060%	17,000,000	16,989,469
01/14/2019	2.170%	23,000,000	22,980,867
01/15/2019	2.170%	17,000,000	16,984,872
01/16/2019	2.170%	16,000,000	15,984,787
01/17/2019	2.180%	13,000,000	12,986,827
01/18/2019	2.200%	18,000,000	17,980,492
01/23/2019	2.320%	4,000,000	3,994,158
01/25/2019	2.330%	5,000,000	4,992,017
01/28/2019	2.340%	9,000,000	8,983,868
02/04/2019	2.330%	2,000,000	1,995,533
02/05/2019	2.360%	3,000,000	2,993,029
02/19/2019	2.350%	13,000,000	12,958,241
03/18/2019	2.410%	14,000,000	13,929,067
U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Discount Notes
01/18/2019	2.190%	10,140,000	10,129,083
02/20/2019	2.340%	15,000,000	14,951,042
02/21/2019	2.330%	9,000,000	8,970,165
03/04/2019	2.380%	17,000,000	16,930,407
Federal Home Loan Mortgage Corp. Discount Notes(a)
09/20/2019	2.540%	7,000,000	6,999,380
Federal National Mortgage Association(b)
SOFR + 0.120% 07/30/2019	2.580%	5,000,000	5,000,000
Federal National Mortgage Association Discount Notes
01/09/2019	2.060%	4,400,000	4,397,761
01/16/2019	2.160%	9,000,000	8,991,487
01/17/2019	2.170%	9,000,000	8,990,920
03/13/2019	2.400%	15,000,000	14,929,296
Tennessee Valley Authority Discount Notes
01/02/2019	1.170%	17,000,000	16,998,914
01/15/2019	2.180%	14,000,000	13,987,478
Total U.S. Government & Agency Obligations (Cost $479,570,449)			479,570,449

U.S. Treasury Obligations 5.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(b)
3-month U.S. Treasury index + 0.140% 01/31/2019	2.570%	10,000,000	10,000,978
3-month U.S. Treasury index + 0.720% 04/30/2019	2.500%	6,000,000	6,000,587
3-month U.S. Treasury index + 0.048% 10/31/2019	2.478%	7,500,000	7,501,024
3-month U.S. Treasury index + 0.045% 10/31/2020	2.475%	10,000,000	9,984,349
Total U.S. Treasury Obligations (Cost $33,486,938)			33,486,938

Total Investments in Securities (Cost: $561,057,387)	561,057,387
Other Assets & Liabilities, Net	17,381,410
Net Assets	578,438,797
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018	5

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments
(a)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2018.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2018.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Repurchase Agreements	—	48,000,000	—	48,000,000
U.S. Government & Agency Obligations	—	479,570,449	—	479,570,449
U.S. Treasury Obligations	—	33,486,938	—	33,486,938
Total Investments in Securities	—	561,057,387	—	561,057,387
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018	7

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $513,057,387)	$513,057,387
Repurchase agreements (cost $48,000,000)	48,000,000
Cash	17,364,104
Receivable for:
Capital shares sold	441,725
Interest	229,961
Expense reimbursement due from Investment Manager	47,863
Prepaid expenses	2,099
Trustees’ deferred compensation plan	11,918
Total assets	579,155,057
Liabilities
Payable for:
Capital shares purchased	249,062
Distributions to shareholders	95,564
Management services fees	188,439
Distribution and/or service fees	35,511
Service fees	16,175
Compensation of board members	66,016
Compensation of chief compliance officer	77
Other expenses	53,498
Trustees’ deferred compensation plan	11,918
Total liabilities	716,260
Net assets applicable to outstanding capital stock	$578,438,797
Represented by
Paid in capital	578,364,132
Total distributable earnings (loss) (Note 2)	74,665
Total - representing net assets applicable to outstanding capital stock	$578,438,797
Class 1
Net assets	$301,167,062
Shares outstanding	301,025,084
Net asset value per share	$1.00
Class 2
Net assets	$67,340,922
Shares outstanding	67,319,856
Net asset value per share	$1.00
Class 3
Net assets	$209,930,813
Shares outstanding	209,792,074
Net asset value per share	$1.00
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Interest	$7,722,740
Total income	7,722,740
Expenses:
Management services fees	1,559,441
Distribution and/or service fees
Class 2	108,118
Class 3	266,601
Service fees	182,493
Compensation of board members	16,208
Custodian fees	9,111
Printing and postage fees	53,562
Audit fees	31,900
Legal fees	10,357
Compensation of chief compliance officer	74
Other	9,936
Total expenses	2,247,801
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(527,207)
Total net expenses	1,720,594
Net investment income	6,002,146
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	159,764
Net realized gain	159,764
Net realized and unrealized gain	159,764
Net increase in net assets resulting from operations	$6,161,910
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018	9

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$6,002,146	$962,282
Net realized gain	159,764	—
Net increase in net assets resulting from operations	6,161,910	962,282
Distributions to shareholders
Net investment income and net realized gains
Class 1	(2,515,678)
Class 2	(584,839)
Class 3	(2,901,629)
Net investment income
Class 1		(190,042)
Class 2		(66,062)
Class 3		(706,178)
Total distributions to shareholders (Note 2)	(6,002,146)	(962,282)
Increase (decrease) in net assets from capital stock activity	276,042,345	(51,474,890)
Total increase (decrease) in net assets	276,202,109	(51,474,890)
Net assets at beginning of year	302,236,688	353,711,578
Net assets at end of year	$578,438,797	$302,236,688
Excess of distributions over net investment income	$(78,545)	$(78,545)

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	272,756,786	272,756,785	12,453,650	12,453,650
Distributions reinvested	2,465,137	2,465,137	189,014	189,014
Redemptions	(18,720,570)	(18,720,570)	(16,375,817)	(16,375,817)
Net increase (decrease)	256,501,353	256,501,352	(3,733,153)	(3,733,153)
Class 2
Subscriptions	56,858,572	56,858,573	27,366,009	27,366,009
Distributions reinvested	575,190	575,190	65,555	65,555
Redemptions	(22,969,380)	(22,969,380)	(30,485,028)	(30,485,028)
Net increase (decrease)	34,464,382	34,464,383	(3,053,464)	(3,053,464)
Class 3
Subscriptions	27,692,013	27,692,013	32,996,459	32,996,459
Distributions reinvested	2,872,104	2,872,104	701,925	701,925
Redemptions	(45,487,507)	(45,487,507)	(78,386,657)	(78,386,657)
Net decrease	(14,923,390)	(14,923,390)	(44,688,273)	(44,688,273)
Total net increase (decrease)	276,042,345	276,042,345	(51,474,890)	(51,474,890)
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018

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Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018	11

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return is not annualized for periods of less than one year.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$1.00	0.02	0.00 (b)	0.02	(0.02)	(0.02)
Year Ended 12/31/2017	$1.00	0.00 (b)	0.00	0.00 (b)	(0.00) (b)	(0.00) (b)
Year Ended 12/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
Year Ended 12/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
Year Ended 12/31/2014	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
Class 2
Year Ended 12/31/2018	$1.00	0.01	0.00 (b)	0.01	(0.01)	(0.01)
Year Ended 12/31/2017	$1.00	0.00 (b)	0.00	0.00 (b)	(0.00) (b)	(0.00) (b)
Year Ended 12/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
Year Ended 12/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
Year Ended 12/31/2014	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
Class 3
Year Ended 12/31/2018	$1.00	0.01	0.00 (b)	0.01	(0.01)	(0.01)
Year Ended 12/31/2017	$1.00	0.00 (b)	0.00	0.00 (b)	(0.00) (b)	(0.00) (b)
Year Ended 12/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
Year Ended 12/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
Year Ended 12/31/2014	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)

Notes to Financial Highlights
(a)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(b)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$1.00	1.51%	0.46%	0.32%	1.77%	$301,167
Year Ended 12/31/2017	$1.00	0.43%	0.50%	0.45%	0.42%	$44,578
Year Ended 12/31/2016	$1.00	0.01%	0.49%	0.36%	0.01%	$48,310
Year Ended 12/31/2015	$1.00	0.01%	0.49%	0.13%	0.01%	$149,749
Year Ended 12/31/2014	$1.00	0.01%	0.48%	0.09%	0.01%	$146,143
Class 2
Year Ended 12/31/2018	$1.00	1.26%	0.72%	0.59%	1.36%	$67,341
Year Ended 12/31/2017	$1.00	0.18%	0.75%	0.70%	0.17%	$32,860
Year Ended 12/31/2016	$1.00	0.01%	0.74%	0.36%	0.01%	$35,914
Year Ended 12/31/2015	$1.00	0.01%	0.75%	0.13%	0.01%	$29,276
Year Ended 12/31/2014	$1.00	0.01%	0.73%	0.09%	0.01%	$22,843
Class 3
Year Ended 12/31/2018	$1.00	1.38%	0.60%	0.48%	1.36%	$209,931
Year Ended 12/31/2017	$1.00	0.30%	0.62%	0.57%	0.29%	$224,799
Year Ended 12/31/2016	$1.00	0.01%	0.62%	0.36%	0.01%	$269,488
Year Ended 12/31/2015	$1.00	0.01%	0.62%	0.13%	0.01%	$266,420
Year Ended 12/31/2014	$1.00	0.01%	0.60%	0.09%	0.01%	$305,878
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018	13

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio - Government Money Market Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or
14	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
	RBC Capital Markets ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	24,000,000	24,000,000	48,000,000
Total financial and derivative net assets	24,000,000	24,000,000	48,000,000
Total collateral received (pledged) (a)	24,000,000	24,000,000	48,000,000
Net amount (b)	—	—	—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared daily and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year to seek to maintain a net asset value of $1.00 per share, unless such capital gains are offset by any available capital loss carryforward. Income distributions and
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018	15

Notes to Financial Statements  (continued)
December 31, 2018
capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.39% to 0.18% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.39% of the Fund’s average daily net assets.
16	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.05% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	0.30%	0.45%
Class 2	0.55	0.70
Class 3	0.425	0.575
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018	17

Notes to Financial Statements  (continued)
December 31, 2018
pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
6,002,146	—	6,002,146	962,282	—	962,282
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
153,561	—	—	—
At December 31, 2018, the cost of all investments for federal income tax purposes was $561,057,387. Tax cost of investments may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	6,554	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
18	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
As noted above, the Fund may only participate in the Interfund Program as a Lending Fund. The Fund did not lend money under the Interfund Program during the year ended December 31, 2018.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Money Market Fund Risk
Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the net asset values of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 95.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
20	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio - Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Government Money Market Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018	21

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
22	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018	23

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
24	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018	25

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
26	Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio - Government Money Market Fund | Annual Report 2018	27

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Columbia Variable Portfolio - Government Money Market Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6637 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Overseas Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Overseas Core Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Overseas Core Fund (the Fund) seeks to provide shareholders with capital appreciation.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since May 2018
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since May 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-16.63	-0.76	5.87
Class 2*	05/03/10	-16.81	-1.02	5.59
Class 3	01/13/92	-16.70	-0.88	5.75
MSCI EAFE Index (Net)		-13.79	0.53	6.32
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Fund’s performance prior to May 2018 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Overseas Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Royal Dutch Shell PLC, Class A (United Kingdom)	4.2
Roche Holding AG, Genusschein Shares (Switzerland)	3.0
Sanofi (France)	2.7
Shire PLC (United Kingdom)	2.4
Sony Corp. (Japan)	2.1
Cott Corp. (Canada)	2.1
Koninklijke Ahold Delhaize NV (Netherlands)	2.1
ITOCHU Corp. (Japan)	2.1
DCC PLC (United Kingdom)	2.0
Broadcom, Inc. (United States)	2.0
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	7.2
Consumer Discretionary	10.3
Consumer Staples	11.0
Energy	7.3
Financials	16.4
Health Care	18.2
Industrials	13.1
Information Technology	8.9
Materials	3.9
Real Estate	1.9
Utilities	1.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Country breakdown (%) (at December 31, 2018)
Argentina	0.4
Australia	1.9
Brazil	1.2
Canada	4.3
China	2.0
Finland	1.5
France	7.8
Germany	1.9
Hong Kong	1.9
Ireland	0.7
Israel	2.6
Italy	1.6
Japan	22.5
Country breakdown (%) (at December 31, 2018)
Netherlands	8.5
Norway	0.7
Russian Federation	0.7
South Korea	3.2
Spain	4.4
Sweden	1.2
Switzerland	4.6
United Kingdom	20.2
United States(a)	6.2
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018

Manager Discussion of Fund Performance
At December 31, 2018, approximately 70.8% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2018, the Fund’s Class 3 shares returned -16.70%. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned -13.79% for the same time period. Stock selection within the industrials, financials and consumer sectors detracted from performance during the period, while relative performance was helped by stock selection within information technology and an overweight to health care.
Fed funds rate rose and trade tensions sparked market volatility
In 2018, international stocks declined sharply under the weight of global trade tensions, signs of possible slowing within the Chinese and European economies, continued geopolitical uncertainty, and negative headlines surrounding leading mega-cap technology stocks. Bolstered by the stimulative effects of tax reform, the U.S. economy did not experience the slowdown that weighed on other international markets. This, and the resulting strong U.S. dollar, dampened relative returns for international stocks, particularly those in emerging markets. In the fourth quarter, “risk-off” investor sentiment resulted in sharp broad-based declines for global stocks. Worries over the pace of global growth intensified in the quarter as the Federal Reserve and other leading central banks continued to tighten policy, not just by raising rates but also by shrinking their balance sheets or slowing the pace of balance sheet expansion.
Industry allocation and security selection
Stock selection within the industrials, financials, and consumer sectors detracted from performance during the 12-month period. On a country basis, stock selection within Japan was a notable detractor, as was a slight overweight to Canada. Conversely, relative performance was helped by stock selection within information technology as well as an overweight to health care. On a country basis, an underweight to Germany aided relative return.
The top individual contributor to relative performance was the Fund’s position in the Japanese video game developer Capcom. Shares of Capcom rose based on strong quarterly earnings, driven by sales growth from a mix of new, old and re-mastered video game titles. In addition, the Irish biopharmaceutical company Shire was a notable contributor. After an initial decline in January, Shire’s shares rose at the end of the first quarter of 2018 on news of a takeover bid by the Japanese pharmaceutical company Takeda that culminated in the closing of a $62 billion deal in late December. Individual detractors included the Fund’s position in the Brazilian e-commerce online payment firm PagSeguro. Shares of PagSeguro fell after the company made a very conservative earnings forecast toward year end in spite of solid income and revenues. Additionally, the Fund’s position in Tokyo-based Nihon M&A detracted. Nihon M&A is the leading provider of merger and acquisition services to small businesses in Japan. The company reported solid results during the year that included the signing of a record number of consulting deals. The stock nevertheless sold off as investors focused on Nihon’s operating margins and general expenses.
At period’s end
At the close of the reporting period, we believed that the broader trajectory of the markets would likely remain downward as we entered 2019. Our expectation was for economic growth outside the United States to continue to decelerate, with a corresponding negative effect on corporate earnings. In the United States, we expected the growth slowdown to be a bit more abrupt, as federal tax reform reached its one-year anniversary and U.S. growth slowed to match the rest of the world.
U.S. trade policy regarding China and other countries continued to be a source of uncertainty for global financial markets. In Europe, the Brexit saga, budget battles with policymakers in Brussels, difficulties for the coalition government in Italy, and unrest in France and elsewhere were likely to weigh on sentiment. In addition, global liquidity continued to decline as central banks worldwide tightened credit. Taken together, we believed these factors would lead to slower global growth. Macroeconomic factors aside, we continued to believe that it is more important to focus on what you own, not where you own it. As such, the Fund’s strategy remained focused on bottom-up stock selection.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
At the close of the reporting period, the Fund was positioned relatively defensively, with overweights in health care and some longer term growth technology names. The Fund remained underweight in cyclical areas of the market, in particular materials and financials, based on our expectations for a global growth slowdown. On a country basis, the Fund was underweight in Japan, France, Switzerland, Australia and Germany, and had non-benchmark exposure to the United States, along with overweights to the Netherlands and South Korea. While we were optimistic about the economic prospects for Japan, we maintained the Fund’s underweight to Japan on concern that the yen, which is viewed as a safe haven asset, may strengthen and hurt exporters.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	863.00	1,020.78	4.25	4.61	0.90
Class 2	1,000.00	1,000.00	861.80	1,019.51	5.43	5.89	1.15
Class 3	1,000.00	1,000.00	862.50	1,020.12	4.86	5.27	1.03
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018	7

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Argentina 0.4%
Banco Macro SA, ADR	100,113	4,426,997
Australia 1.9%
Ansell Ltd.	619,149	9,618,302
Fortescue Metals Group Ltd.	3,241,673	9,559,011
Total		19,177,313
Brazil 1.2%
Pagseguro Digital Ltd., Class A(a)	593,957	11,124,815
Stone Co., Ltd., Class A(a)	21,469	395,888
Total		11,520,703
Canada 4.2%
Cott Corp.	1,480,622	20,639,871
Stars Group, Inc. (The)(a)	688,568	11,368,534
Yamana Gold, Inc.	4,211,026	9,938,021
Total		41,946,426
China 2.0%
Alibaba Group Holding Ltd., ADR(a)	31,182	4,274,117
BeiGene Ltd., ADR(a)	13,706	1,922,404
Tencent Holdings Ltd.	348,400	13,963,994
Total		20,160,515
Finland 1.5%
UPM-Kymmene OYJ	591,071	14,962,264
France 7.8%
AtoS	63,317	5,187,916
BNP Paribas SA	257,746	11,640,001
Capgemini SE	174,296	17,336,356
DBV Technologies SA, ADR(a)	155,527	998,483
Eiffage SA	127,831	10,687,595
Sanofi	300,530	26,070,949
VINCI SA	61,235	5,035,476
Total		76,956,776
Germany 1.8%
Bayer AG, Registered Shares	166,083	11,550,868
Duerr AG	190,777	6,719,003
Total		18,269,871
Common Stocks (continued)
Issuer	Shares	Value ($)
Hong Kong 1.9%
WH Group Ltd.	23,955,000	18,398,569
Ireland 0.7%
ICON PLC(a)	53,512	6,914,286
Israel 2.6%
Bank Hapoalim BM	2,887,423	18,262,611
Bezeq The Telecommunication Corp., Ltd.	7,782,124	7,596,478
Total		25,859,089
Italy 1.6%
Recordati SpA	446,257	15,453,982
Japan 22.4%
Amano Corp.	598,700	11,550,957
BayCurrent Consulting, Inc.	376,000	7,842,538
CYBERDYNE, Inc.(a)	244,100	1,070,012
Digital Arts, Inc.	102,400	5,686,395
Hitachi Capital Corp.	232,900	4,896,877
Hoya Corp.	221,000	13,326,309
Invincible Investment Corp.	25,660	10,583,267
ITOCHU Corp.	1,205,200	20,467,654
Koito Manufacturing Co., Ltd.	236,900	12,222,512
Matsumotokiyoshi Holdings Co., Ltd.	507,200	15,594,760
Mitsubishi UFJ Financial Group, Inc.	2,614,200	12,829,592
Nihon M&A Center, Inc.	839,700	16,901,392
ORIX Corp.	1,158,100	16,922,069
Round One Corp.	588,000	6,033,600
Shionogi & Co., Ltd.	108,000	6,164,152
SoftBank Group Corp.	128,900	8,442,846
Sony Corp.	430,700	20,763,882
Subaru Corp.	509,200	10,878,231
Takeda Pharmaceutical Co., Ltd.	406,200	13,767,945
Takuma Co., Ltd.	419,100	5,248,442
Total		221,193,432
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Netherlands 8.5%
ABN AMRO Group NV	661,921	15,576,225
ASR Nederland NV	406,314	16,077,420
ING Groep NV	1,185,501	12,751,956
Koninklijke Ahold Delhaize NV	812,901	20,535,663
Signify NV	799,069	18,693,035
Total		83,634,299
Norway 0.7%
BW LPG Ltd.(a)	2,168,604	6,530,817
Russian Federation 0.7%
Sberbank of Russia PJSC, ADR	588,982	6,450,043
South Korea 3.2%
Hyundai Home Shopping Network Corp.	103,547	9,186,560
Samsung Electronics Co., Ltd.	348,969	12,148,210
Youngone Corp.	291,976	10,055,569
Total		31,390,339
Spain 4.4%
ACS Actividades de Construccion y Servicios SA	437,015	16,915,657
Endesa SA	749,141	17,275,692
Tecnicas Reunidas SA	375,275	9,168,486
Total		43,359,835
Sweden 1.2%
Granges AB	425,331	3,862,080
Hemfosa Fastigheter AB	1,017,534	8,029,613
Total		11,891,693
Switzerland 4.6%
Nestlé SA, Registered Shares	202,233	16,413,794
Roche Holding AG, Genusschein Shares	116,010	28,800,510
Total		45,214,304
United Kingdom 20.2%
BP PLC	943,702	5,965,789
British American Tobacco PLC	497,537	15,831,141
BT Group PLC	4,569,492	13,893,979
Crest Nicholson Holdings PLC	1,425,741	5,967,386
Common Stocks (continued)
Issuer	Shares	Value ($)
DCC PLC	257,931	19,675,055
Greene King PLC	1,467,299	9,877,505
GW Pharmaceuticals PLC, ADR(a)	16,782	1,634,399
John Wood Group PLC	1,305,323	8,398,390
Just Group PLC	8,558,853	10,005,249
Legal & General Group PLC	4,885,772	14,395,286
Royal Dutch Shell PLC, Class A	1,401,696	41,314,801
Shire PLC	408,564	23,773,356
TP ICAP PLC	4,177,857	16,032,990
WPP PLC	1,140,717	12,414,415
Total		199,179,741
United States 5.4%
ACADIA Pharmaceuticals, Inc.(a)	121,880	1,970,800
Aerie Pharmaceuticals, Inc.(a)	40,248	1,452,953
Alexion Pharmaceuticals, Inc.(a)	41,933	4,082,597
Broadcom, Inc.	74,642	18,979,968
Insmed, Inc.(a)	140,017	1,837,023
Liberty Global PLC, Class C(a)	658,835	13,598,354
NVIDIA Corp.	33,735	4,503,622
Puma Biotechnology, Inc.(a)	57,975	1,179,791
Quotient Ltd.(a)	453,142	2,773,229
Sage Therapeutics, Inc.(a)	11,533	1,104,746
Spark Therapeutics, Inc.(a)	39,105	1,530,570
Total		53,013,653
Total Common Stocks (Cost $1,179,704,045)		975,904,947

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	7,706,653	7,705,883
Total Money Market Funds (Cost $7,705,883)		7,705,883
Total Investments in Securities (Cost $1,187,409,928)		983,610,830
Other Assets & Liabilities, Net		2,932,061
Net Assets		$986,542,891

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
23,054,000 CAD	17,281,665 USD	State Street	01/31/2019	381,590	—
16,477,000 GBP	20,876,227 USD	State Street	01/31/2019	—	(156,433)
76,024,000 ILS	20,313,732 USD	State Street	01/31/2019	—	(66,734)
29,703,644,000 KRW	26,470,297 USD	State Street	01/31/2019	—	(218,635)
45,818,885 USD	63,359,000 AUD	State Street	01/31/2019	—	(1,164,769)
9,669,370 USD	9,548,000 CHF	State Street	01/31/2019	71,014	—
6,106,495 USD	39,893,000 DKK	State Street	01/31/2019	31,555	—
8,654,371 USD	7,574,000 EUR	State Street	01/31/2019	45,171	—
2,035,716 USD	229,309,000 JPY	State Street	01/31/2019	61,238	—
11,730,804 USD	106,073,000 SEK	State Street	01/31/2019	266,295	—
12,214,884 USD	16,734,000 SGD	State Street	01/31/2019	70,552	—
Total				927,415	(1,606,571)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	8,584,063	328,806,887	(329,684,297)	7,706,653	(7,379)	(685)	184,819	7,705,883
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	New Israeli Sheqel
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	4,426,997	—	—	—	4,426,997
Australia	—	19,177,313	—	—	19,177,313
Brazil	11,520,703	—	—	—	11,520,703
Canada	41,946,426	—	—	—	41,946,426
China	6,196,521	13,963,994	—	—	20,160,515
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Finland	—	14,962,264	—	—	14,962,264
France	998,483	75,958,293	—	—	76,956,776
Germany	—	18,269,871	—	—	18,269,871
Hong Kong	—	18,398,569	—	—	18,398,569
Ireland	6,914,286	—	—	—	6,914,286
Israel	—	25,859,089	—	—	25,859,089
Italy	—	15,453,982	—	—	15,453,982
Japan	—	221,193,432	—	—	221,193,432
Netherlands	—	83,634,299	—	—	83,634,299
Norway	—	6,530,817	—	—	6,530,817
Russian Federation	—	6,450,043	—	—	6,450,043
South Korea	—	31,390,339	—	—	31,390,339
Spain	—	43,359,835	—	—	43,359,835
Sweden	—	11,891,693	—	—	11,891,693
Switzerland	—	45,214,304	—	—	45,214,304
United Kingdom	1,634,399	197,545,342	—	—	199,179,741
United States	53,013,653	—	—	—	53,013,653
Total Common Stocks	126,651,468	849,253,479	—	—	975,904,947
Money Market Funds	—	—	—	7,705,883	7,705,883
Total Investments in Securities	126,651,468	849,253,479	—	7,705,883	983,610,830
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	927,415	—	—	927,415
Liability
Forward Foreign Currency Exchange Contracts	—	(1,606,571)	—	—	(1,606,571)
Total	126,651,468	848,574,323	—	7,705,883	982,931,674
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,179,704,045)	$975,904,947
Affiliated issuers (cost $7,705,883)	7,705,883
Unrealized appreciation on forward foreign currency exchange contracts	927,415
Receivable for:
Investments sold	1,618,880
Capital shares sold	83,924
Dividends	1,866,760
Foreign tax reclaims	2,123,932
Prepaid expenses	3,672
Total assets	990,235,413
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,606,571
Payable for:
Investments purchased	647,533
Capital shares purchased	415,251
Management services fees	718,918
Distribution and/or service fees	36,040
Service fees	24,855
Compensation of board members	129,757
Compensation of chief compliance officer	246
Other expenses	113,351
Total liabilities	3,692,522
Net assets applicable to outstanding capital stock	$986,542,891
Represented by
Paid in capital	1,026,783,758
Total distributable earnings (loss) (Note 2)	(40,240,867)
Total - representing net assets applicable to outstanding capital stock	$986,542,891
Class 1
Net assets	$706,469,207
Shares outstanding	55,444,737
Net asset value per share	$12.74
Class 2
Net assets	$51,287,466
Shares outstanding	4,048,036
Net asset value per share	$12.67
Class 3
Net assets	$228,786,218
Shares outstanding	17,988,412
Net asset value per share	$12.72
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018	13

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$35,917,955
Dividends — affiliated issuers	184,819
Foreign taxes withheld	(3,452,668)
Total income	32,650,106
Expenses:
Management services fees	9,486,691
Distribution and/or service fees
Class 2	155,799
Class 3	358,015
Service fees	258,725
Compensation of board members	27,509
Custodian fees	202,270
Printing and postage fees	97,492
Audit fees	50,570
Legal fees	17,127
Interest on collateral	1,600
Compensation of chief compliance officer	241
Other	41,219
Total expenses	10,697,258
Net investment income	21,952,848
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	190,096,548
Investments — affiliated issuers	(7,379)
Foreign currency translations	(391,699)
Forward foreign currency exchange contracts	90,155
Options contracts written	138,988
Net realized gain	189,926,613
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(408,590,129)
Investments — affiliated issuers	(685)
Foreign currency translations	(62,497)
Forward foreign currency exchange contracts	(679,156)
Net change in unrealized appreciation (depreciation)	(409,332,467)
Net realized and unrealized loss	(219,405,854)
Net decrease in net assets resulting from operations	$(197,453,006)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$21,952,848	$13,909,402
Net realized gain	189,926,613	27,155,280
Net change in unrealized appreciation (depreciation)	(409,332,467)	211,269,064
Net increase (decrease) in net assets resulting from operations	(197,453,006)	252,333,746
Distributions to shareholders
Net investment income and net realized gains
Class 1	(21,103,231)
Class 2	(1,584,409)
Class 3	(7,664,591)
Net investment income
Class 1		(13,881,541)
Class 2		(1,145,680)
Class 3		(5,853,378)
Total distributions to shareholders (Note 2)	(30,352,231)	(20,880,599)
Increase (decrease) in net assets from capital stock activity	42,374,413	(2,070,052)
Total increase (decrease) in net assets	(185,430,824)	229,383,095
Net assets at beginning of year	1,171,973,715	942,590,620
Net assets at end of year	$986,542,891	$1,171,973,715
Undistributed (excess of distributions over) net investment income	$4,698,974	$(3,324,292)

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	5,811,452	86,792,495	3,062,616	46,810,552
Distributions reinvested	1,404,029	21,103,231	1,012,158	13,881,541
Redemptions	(2,213,972)	(32,991,670)	(1,720,011)	(25,355,438)
Net increase	5,001,509	74,904,056	2,354,763	35,336,655
Class 2
Subscriptions	328,681	4,869,227	400,979	5,832,809
Distributions reinvested	105,958	1,584,409	84,211	1,145,680
Redemptions	(682,247)	(10,189,601)	(769,470)	(10,821,271)
Net decrease	(247,608)	(3,735,965)	(284,280)	(3,842,782)
Class 3
Subscriptions	17,816	269,941	33,880	485,780
Distributions reinvested	510,670	7,664,591	428,053	5,853,378
Redemptions	(2,476,754)	(36,728,210)	(2,835,312)	(39,903,083)
Net decrease	(1,948,268)	(28,793,678)	(2,373,379)	(33,563,925)
Total net increase (decrease)	2,805,633	42,374,413	(302,896)	(2,070,052)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$15.71	0.29	(2.84)	(2.55)	(0.42)	(0.42)
Year Ended 12/31/2017	$12.58	0.19	3.23	3.42	(0.29)	(0.29)
Year Ended 12/31/2016	$13.60	0.22	(1.04)	(0.82)	(0.20)	(0.20)
Year Ended 12/31/2015	$13.06	0.13	0.55	0.68	(0.14)	(0.14)
Year Ended 12/31/2014	$14.53	0.21	(1.43)	(1.22)	(0.25)	(0.25)
Class 2
Year Ended 12/31/2018	$15.62	0.26	(2.83)	(2.57)	(0.38)	(0.38)
Year Ended 12/31/2017	$12.52	0.16	3.20	3.36	(0.26)	(0.26)
Year Ended 12/31/2016	$13.55	0.22	(1.07)	(0.85)	(0.18)	(0.18)
Year Ended 12/31/2015	$13.02	0.08	0.56	0.64	(0.11)	(0.11)
Year Ended 12/31/2014	$14.50	0.17	(1.42)	(1.25)	(0.23)	(0.23)
Class 3
Year Ended 12/31/2018	$15.68	0.28	(2.84)	(2.56)	(0.40)	(0.40)
Year Ended 12/31/2017	$12.56	0.18	3.22	3.40	(0.28)	(0.28)
Year Ended 12/31/2016	$13.58	0.21	(1.04)	(0.83)	(0.19)	(0.19)
Year Ended 12/31/2015	$13.05	0.11	0.55	0.66	(0.13)	(0.13)
Year Ended 12/31/2014	$14.52	0.19	(1.42)	(1.23)	(0.24)	(0.24)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$12.74	(16.63%)	0.89% (c)	0.89% (c)	1.96%	113%	$706,469
Year Ended 12/31/2017	$15.71	27.52%	0.91%	0.90%	1.38%	41%	$792,289
Year Ended 12/31/2016	$12.58	(6.00%)	0.93% (d)	0.89% (d)	1.76%	57%	$604,967
Year Ended 12/31/2015	$13.60	5.20%	1.01%	0.93%	0.91%	57%	$11,981
Year Ended 12/31/2014	$13.06	(8.47%)	0.98%	0.98%	1.51%	53%	$13,471
Class 2
Year Ended 12/31/2018	$12.67	(16.81%)	1.14% (c)	1.14% (c)	1.75%	113%	$51,287
Year Ended 12/31/2017	$15.62	27.18%	1.16%	1.15%	1.13%	41%	$67,097
Year Ended 12/31/2016	$12.52	(6.27%)	1.17% (d)	1.14% (d)	1.77%	57%	$57,342
Year Ended 12/31/2015	$13.55	4.94%	1.28%	1.18%	0.61%	57%	$16,240
Year Ended 12/31/2014	$13.02	(8.72%)	1.24%	1.23%	1.23%	53%	$7,797
Class 3
Year Ended 12/31/2018	$12.72	(16.70%)	1.02% (c)	1.02% (c)	1.88%	113%	$228,786
Year Ended 12/31/2017	$15.68	27.37%	1.04%	1.03%	1.26%	41%	$312,588
Year Ended 12/31/2016	$12.56	(6.10%)	1.07% (d)	1.03% (d)	1.66%	57%	$280,282
Year Ended 12/31/2015	$13.58	5.03%	1.14%	1.05%	0.79%	57%	$314,648
Year Ended 12/31/2014	$13.05	(8.56%)	1.11%	1.10%	1.39%	53%	$325,451
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018	17

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Overseas Core Fund (formerly known as Columbia Variable Portfolio - Select International Equity Fund) (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective May 1, 2018, Columbia Variable Portfolio - Select International Equity Fund was renamed Columbia Variable Portfolio – Overseas Core Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
18	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, to recover an underweight country exposure in its portfolio or the only contracts held during the period were spot contracts. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
20	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	927,415

Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,606,571
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Total ($)
Equity risk	—	138,988	138,988
Foreign exchange risk	90,155	—	90,155
Total	90,155	138,988	229,143

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category			Forward foreign currency exchange contracts ($)
Foreign exchange risk			(679,156)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average value ($)*
Options contracts — written	(3,370)

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	948,709	(1,140,937)

*	Based on the ending daily outstanding amounts for the year ended December 31, 2018.
**	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
State Street ($)
Assets
Forward foreign currency exchange contracts	927,415
Liabilities
Forward foreign currency exchange contracts	1,606,571
Total financial and derivative net assets	(679,156)
Total collateral received (pledged) (a)	-
Net amount (b)	(679,156)

22	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
24	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. Prior to May 1, 2018, the Fund’s subadviser (see Subadvisory agreement below) had the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.88% to 0.62% as the Fund’s net assets increase. The annualized effective management services fee rate for the year ended December 31, 2018 was 0.83% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. Threadneedle served as the subadviser to the Fund prior to May 1, 2018. The Investment Manager compensated Threadneedle to manage the investment of the Fund’s assets through April 30, 2018.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
December 31, 2018
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 1	0.90%
Class 2	1.15
Class 3	1.025
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, derivative investments, trustees’ deferred compensation, foreign currency transactions and foreign capital gains tax. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
16,422,649	(16,422,650)	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
26	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
30,352,231	—	30,352,231	20,880,599	—	20,880,599
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
11,725,632	152,450,477	—	(204,287,955)
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,187,219,629	17,571,241	(221,859,196)	(204,287,955)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	13,301,527	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,290,160,229 and $1,258,257,216, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
December 31, 2018
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Geographic concentration risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
28	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 96.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Overseas Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Overseas Core Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2018.
Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
1.04%	$160,073,001	$3,140,707	$0.04	$35,012,421	$0.45
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
32	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
34	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Overseas Core Fund | Annual Report 2018	37

Columbia Variable Portfolio – Overseas Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6493 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – High Yield Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – High Yield Bond Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – High Yield Bond Fund (the Fund) seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2010
Daniel DeYoung
Portfolio Manager
Managed Fund since February 2019
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-3.86	3.30	10.39
Class 2*	05/03/10	-4.00	3.04	10.12
Class 3	05/01/96	-4.00	3.17	10.26
ICE BofAML US Cash Pay High Yield Constrained Index		-2.26	3.81	10.91
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The ICE BofAML US Cash Pay High Yield Constrained Index is an unmanaged index of high-yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high-yield market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Corporate Bonds & Notes	95.9
Money Market Funds	1.4
Senior Loans	2.7
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2018)
BB rating	39.9
B rating	49.5
CCC rating	10.2
Not rated	0.4
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2018, the Fund’s Class 3 shares returned -4.00%. The Fund underperformed its benchmark, the ICE BofAML U.S. High Yield Cash-Pay Constrained Index, which returned -2.26% for the same time period. Relative return over the period was primarily driven by security selection, which detracted within the metals/mining, cable, telecom-wireline, oil field services and electric generation sectors. This was partially offset by positive selection within energy exploration and production and auto parts.
Trade tensions helped to create a difficult environment
Despite a supportive fundamental and technical backdrop, high-yield bonds struggled and yield spreads to Treasuries widened in 2018 amid a number of headwinds. These included rising interest rates, escalating trade war rhetoric, increasing equity volatility and underlying concerns surrounding peak earnings and the duration of the economic cycle. The technical supply/demand environment was mixed in 2018. While high-yield new issuance declined to its lowest level since 2009, overall demand for high yield was weak in response to periodic bouts of upward pressure on rates and stretches of market volatility for stocks and crude oil amid ongoing U.S./China trade tensions. The sharp decline in oil prices seen in the fourth quarter led the energy sector to lag the broader market by a material margin, which was notable given the sector’s relatively large representation within the high-yield market. In terms of high-yield market sectors, only health care, telecommunications and utilities saw positive returns over the 12-month period. Underperforming sectors included automotive, energy, banking and basic industry. Issuer defaults remained subdued throughout the 12-month period.
Industry allocation and security selection
The Fund’s return relative to the benchmark for the 12 months was primarily driven by security selection. Selection detracted from performance within the metals/mining, cable, telecom-wireline, oil field services and electric generation sectors. This was partially offset by positive selection within energy exploration and production and auto parts. From an industry allocation perspective, underweights to the banking, oil field services and department stores segments as well as overweights to electric generation and telecom-wireless contributed positively to returns. Conversely, an overweight to energy exploration and production and underweight allocations to telecom-satellites and health facilities detracted from performance.
At period’s end
At the close of the reporting period, we believed the most significant drivers of market performance would likely be the direction of Federal Reserve policy, the outcome of tariff discussions with China and the overall path of international growth. We continued to believe that the U.S. economy remained on solid footing. Despite some indications of a slowdown, the consumer remained in good shape and employment was strong, as evidenced by the December jobs report. At the same time, we acknowledged that additional Fed credit tightening, U.S.-China trade tensions and slowing international growth could pose a threat to the trajectory of the U.S. economy.
While Fed credit tightening has historically preceded default cycles, we have not seen a material deterioration in the credit quality of new issuance in the high-yield market that has also typically preceded a default cycle.
The sharp decline in oil prices over recent months has brought the energy sector back to the forefront, and given the sector’s size, the direction of oil prices will continue to be an important component of overall high-yield returns.
Until the fourth quarter of 2018, favorable technical factors helped to steady the high-yield market despite bouts of equity market volatility and uncertainty regarding U.S. trade policy. Record retail outflows from the asset class were more than offset by lower new issuance, smaller dealer inventories and shrinking market size. With many investors having exited the asset class in 2018, we believe there may be some pent-up demand if valuations and fundamentals are attractive.
At period’s end, high-yield spreads were nearly 200 basis points wider relative to the post-financial crisis tights seen in early October 2018, and were 165 basis points wider relative to 12 months earlier. This has provided improved relative value for high yield. We continued to take selective risks when compensated appropriately and in response to price fluctuations, but we have not made significant changes to the Fund’s risk positioning.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
4	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	977.20	1,021.69	3.61	3.69	0.72
Class 2	1,000.00	1,000.00	977.30	1,020.43	4.86	4.97	0.97
Class 3	1,000.00	1,000.00	977.20	1,021.08	4.21	4.30	0.84
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 94.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.6%
Bombardier, Inc.(a)
01/15/2023	6.125%	480,000	449,789
12/01/2024	7.500%	859,000	816,125
03/15/2025	7.500%	270,000	254,475
TransDigm, Inc.
05/15/2025	6.500%	2,568,000	2,452,360
06/15/2026	6.375%	1,511,000	1,407,864
Total			5,380,613
Automotive 0.6%
Delphi Technologies PLC(a)
10/01/2025	5.000%	959,000	805,594
IHO Verwaltungs GmbH PIK(a)
09/15/2023	4.500%	1,157,000	1,052,303
Total			1,857,897
Banking 0.6%
Ally Financial, Inc.
11/01/2031	8.000%	1,726,000	1,919,916
Brokerage/Asset Managers/Exchanges 0.4%
NFP Corp.(a)
07/15/2025	6.875%	1,360,000	1,227,418
VFH Parent LLC/Orchestra Co-Issuer, Inc.(a)
06/15/2022	6.750%	220,000	213,534
Total			1,440,952
Building Materials 1.7%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	1,290,000	1,279,152
05/15/2026	5.875%	1,225,000	1,165,681
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	1,938,000	1,704,987
Core & Main LP(a)
08/15/2025	6.125%	985,000	871,826
James Hardie International Finance DAC(a)
01/15/2025	4.750%	79,000	72,266
01/15/2028	5.000%	420,000	362,425
U.S. Concrete, Inc.
06/01/2024	6.375%	353,000	325,514
Total			5,781,851
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 10.4%
CCO Holdings LLC/Capital Corp.(a)
04/01/2024	5.875%	1,132,000	1,125,645
05/01/2025	5.375%	2,080,000	1,994,859
02/15/2026	5.750%	885,000	867,606
05/01/2026	5.500%	397,000	382,112
05/01/2027	5.875%	621,000	604,296
02/01/2028	5.000%	666,000	612,657
CSC Holdings LLC(a)
12/15/2021	5.125%	414,000	405,717
12/15/2021	5.125%	299,000	293,454
01/15/2023	10.125%	870,000	936,542
10/15/2025	6.625%	189,000	191,666
10/15/2025	10.875%	1,866,000	2,094,270
02/01/2028	5.375%	1,186,000	1,092,330
04/01/2028	7.500%	1,881,000	1,875,064
DISH DBS Corp.
11/15/2024	5.875%	610,000	490,882
07/01/2026	7.750%	5,081,000	4,203,476
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	924,000	891,660
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	317,000	288,686
02/15/2025	6.625%	942,000	812,229
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	1,353,000	1,279,966
07/15/2026	5.375%	877,000	828,872
08/01/2027	5.000%	1,064,000	971,746
Unitymedia GmbH(a)
01/15/2025	6.125%	964,000	970,201
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	2,469,000	2,419,780
Virgin Media Finance PLC(a)
10/15/2024	6.000%	470,000	452,831
01/15/2025	5.750%	2,441,000	2,296,420
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	1,231,000	1,127,523
08/15/2026	5.500%	963,000	895,376
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	2,597,000	2,251,830
Ziggo BV(a)
01/15/2027	5.500%	2,451,000	2,205,900
Total			34,863,596
Chemicals 3.1%
Alpha 2 BV(a)
06/01/2023	8.750%	980,000	934,939
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Angus Chemical Co.(a)
02/15/2023	8.750%	1,194,000	1,201,454
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	983,000	925,673
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	805,000	760,723
INEOS Group Holdings SA(a)
08/01/2024	5.625%	188,000	166,841
Platform Specialty Products Corp.(a)
02/01/2022	6.500%	78,000	78,371
12/01/2025	5.875%	2,187,000	2,043,493
PQ Corp.(a)
11/15/2022	6.750%	1,147,000	1,174,627
12/15/2025	5.750%	918,000	851,897
SPCM SA(a)
09/15/2025	4.875%	721,000	640,833
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	1,809,000	1,683,168
Total			10,462,019
Construction Machinery 1.2%
H&E Equipment Services, Inc.
09/01/2025	5.625%	993,000	909,907
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	364,000	356,388
United Rentals North America, Inc.
09/15/2026	5.875%	1,778,000	1,690,917
12/15/2026	6.500%	1,029,000	1,013,567
Total			3,970,779
Consumer Cyclical Services 1.1%
APX Group, Inc.
12/01/2020	8.750%	1,561,000	1,486,395
12/01/2022	7.875%	1,509,000	1,425,255
09/01/2023	7.625%	601,000	487,135
frontdoor, Inc.(a)
08/15/2026	6.750%	363,000	345,682
Total			3,744,467
Consumer Products 1.7%
Energizer Gamma Acquisition, Inc.(a)
07/15/2026	6.375%	370,000	339,405
Mattel, Inc.(a)
12/31/2025	6.750%	972,000	868,893
Prestige Brands, Inc.(a)
03/01/2024	6.375%	1,041,000	1,005,548
Resideo Funding, Inc.(a)
11/01/2026	6.125%	188,000	185,653
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	1,104,000	1,101,242
Spectrum Brands, Inc.
07/15/2025	5.750%	2,297,000	2,182,063
Total			5,682,804
Diversified Manufacturing 1.2%
Apergy Corp.
05/01/2026	6.375%	1,172,000	1,148,560
Gates Global LLC/Co.(a)
07/15/2022	6.000%	1,027,000	1,000,788
SPX FLOW, Inc.(a)
08/15/2024	5.625%	285,000	269,326
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	234,000	230,796
TriMas Corp.(a)
10/15/2025	4.875%	147,000	136,703
Welbilt, Inc.
02/15/2024	9.500%	308,000	330,027
WESCO Distribution, Inc.
06/15/2024	5.375%	427,000	402,806
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	575,000	604,715
Total			4,123,721
Electric 3.5%
AES Corp.
03/15/2023	4.500%	558,000	543,993
05/15/2026	6.000%	1,048,000	1,068,732
09/01/2027	5.125%	524,000	506,288
Calpine Corp.
02/01/2024	5.500%	685,000	626,739
01/15/2025	5.750%	334,000	305,035
Calpine Corp.(a)
06/01/2026	5.250%	590,000	538,375
Clearway Energy Operating LLC
08/15/2024	5.375%	1,834,000	1,744,061
09/15/2026	5.000%	1,048,000	940,984
Clearway Energy Operating LLC(a)
10/15/2025	5.750%	597,000	570,244
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	1,080,000	959,654
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	1,598,000	1,542,139
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	1,704,000	1,512,300

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vistra Energy Corp.
11/01/2024	7.625%	941,000	995,350
Total			11,853,894
Finance Companies 3.7%
Avolon Holdings Funding Ltd.(a)
01/15/2023	5.500%	1,176,000	1,137,559
10/01/2023	5.125%	837,000	803,888
iStar, Inc.
04/01/2022	6.000%	1,307,000	1,248,190
Navient Corp.
03/25/2020	8.000%	153,000	155,607
03/25/2021	5.875%	41,000	39,258
07/26/2021	6.625%	649,000	626,861
01/25/2022	7.250%	618,000	597,072
06/15/2022	6.500%	750,000	699,227
01/25/2023	5.500%	752,000	659,284
10/25/2024	5.875%	691,000	579,196
06/15/2026	6.750%	670,000	556,156
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%	76,000	73,770
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	1,104,000	994,864
Quicken Loans, Inc.(a)
05/01/2025	5.750%	2,186,000	2,043,112
Springleaf Finance Corp.
03/15/2023	5.625%	635,000	581,627
03/15/2025	6.875%	955,000	852,558
03/15/2026	7.125%	823,000	735,235
Total			12,383,464
Food and Beverage 2.8%
B&G Foods, Inc.
04/01/2025	5.250%	1,320,000	1,228,356
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	2,202,000	1,853,518
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	433,000	422,040
11/01/2026	4.875%	1,475,000	1,422,223
Post Holdings, Inc.(a)
03/01/2025	5.500%	463,000	444,839
08/15/2026	5.000%	1,562,000	1,423,020
03/01/2027	5.750%	2,289,000	2,145,285
01/15/2028	5.625%	440,000	405,208
Total			9,344,489
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 5.1%
Boyd Gaming Corp.
05/15/2023	6.875%	1,338,000	1,351,179
04/01/2026	6.375%	63,000	60,819
08/15/2026	6.000%	809,000	761,735
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	589,000	514,408
Eldorado Resorts, Inc.
04/01/2025	6.000%	1,117,000	1,078,070
Eldorado Resorts, Inc.(a)
09/15/2026	6.000%	586,000	553,700
International Game Technology PLC(a)
02/15/2025	6.500%	1,297,000	1,286,566
01/15/2027	6.250%	587,000	562,995
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	1,332,000	1,344,031
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	480,000	475,085
09/01/2026	4.500%	472,000	427,660
01/15/2028	4.500%	32,000	28,062
MGM Resorts International
03/15/2023	6.000%	676,000	678,205
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	1,147,000	1,029,552
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	430,000	418,519
Scientific Games International, Inc.
12/01/2022	10.000%	2,093,000	2,120,732
Scientific Games International, Inc.(a)
10/15/2025	5.000%	1,643,000	1,471,643
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	365,000	354,706
Tunica-Biloxi Gaming Authority(a)
12/15/2020	3.780%	5,231,002	1,399,293
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	1,008,000	947,201
Total			16,864,161
Health Care 5.2%
Avantor, Inc.(a)
10/01/2025	9.000%	853,000	852,516
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	1,409,000	1,315,843
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	362,000	357,486
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	903,000	821,406

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.
02/01/2025	5.375%	2,459,000	2,409,978
04/15/2025	5.250%	1,836,000	1,832,224
06/15/2026	5.250%	273,000	271,088
02/15/2027	4.500%	816,000	776,369
Hologic, Inc.(a)
10/15/2025	4.375%	235,000	219,249
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	2,049,000	1,910,713
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	720,000	657,704
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	1,249,000	1,195,921
Teleflex, Inc.
11/15/2027	4.625%	693,000	645,042
Tenet Healthcare Corp.
04/01/2022	8.125%	343,000	343,438
06/15/2023	6.750%	428,000	401,793
07/15/2024	4.625%	1,401,000	1,305,020
05/01/2025	5.125%	871,000	812,931
08/01/2025	7.000%	1,234,000	1,146,252
Total			17,274,973
Healthcare Insurance 1.2%
Centene Corp.(a)
06/01/2026	5.375%	1,351,000	1,319,268
WellCare Health Plans, Inc.
04/01/2025	5.250%	1,973,000	1,899,395
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%	942,000	910,859
Total			4,129,522
Home Construction 1.5%
Lennar Corp.
11/15/2024	5.875%	114,000	114,189
06/01/2026	5.250%	1,071,000	1,011,312
11/29/2027	4.750%	1,314,000	1,192,730
Meritage Homes Corp.
04/01/2022	7.000%	928,000	955,840
06/06/2027	5.125%	449,000	384,228
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	513,000	497,610
03/01/2024	5.625%	848,000	805,643
Total			4,961,552
Independent Energy 8.2%
Callon Petroleum Co.
10/01/2024	6.125%	685,000	639,995
07/01/2026	6.375%	1,696,000	1,579,285
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	1,759,000	1,625,462
Centennial Resource Production LLC(a)
01/15/2026	5.375%	442,000	411,478
Chaparral Energy, Inc.(a)
07/15/2023	8.750%	730,000	522,200
Chesapeake Energy Corp.
10/01/2026	7.500%	1,137,000	972,135
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	1,953,000	1,773,900
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	1,638,000	1,670,832
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	732,000	609,559
02/01/2026	5.625%	128,000	95,585
Halcon Resources Corp.
02/15/2025	6.750%	2,087,000	1,523,520
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	881,000	774,617
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	696,000	599,414
Jagged Peak Energy LLC(a)
05/01/2026	5.875%	1,011,000	938,382
Laredo Petroleum, Inc.
01/15/2022	5.625%	425,000	381,798
03/15/2023	6.250%	2,359,000	2,120,798
Matador Resources Co.
09/15/2026	5.875%	1,096,000	1,008,958
MEG Energy Corp.(a)
01/15/2025	6.500%	260,000	263,901
Parsley Energy LLC/Finance Corp.(a)
01/15/2025	5.375%	793,000	733,839
08/15/2025	5.250%	1,338,000	1,214,632
10/15/2027	5.625%	1,319,000	1,201,385
PDC Energy, Inc.
09/15/2024	6.125%	1,552,000	1,438,133
QEP Resources, Inc.
03/01/2026	5.625%	638,000	530,489
SM Energy Co.
06/01/2025	5.625%	329,000	286,230
09/15/2026	6.750%	1,457,000	1,302,503
01/15/2027	6.625%	555,000	491,178
Whiting Petroleum Corp.
01/15/2026	6.625%	333,000	284,781

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WPX Energy, Inc.
01/15/2022	6.000%	549,000	535,741
09/15/2024	5.250%	1,336,000	1,213,084
06/01/2026	5.750%	596,000	543,167
Total			27,286,981
Leisure 0.6%
Boyne U.S.A., Inc.(a)
05/01/2025	7.250%	603,000	621,108
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	660,000	628,008
Viking Cruises Ltd.(a)
09/15/2027	5.875%	933,000	871,225
Total			2,120,341
Lodging 0.1%
Marriott Ownership Resorts, Inc.(a)
09/15/2026	6.500%	191,000	184,177
Media and Entertainment 2.3%
Match Group, Inc.
06/01/2024	6.375%	863,000	881,175
Netflix, Inc.
04/15/2028	4.875%	2,594,000	2,366,968
Netflix, Inc.(a)
11/15/2028	5.875%	1,708,000	1,662,328
05/15/2029	6.375%	1,023,000	1,015,237
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	1,631,000	1,599,947
Total			7,525,655
Metals and Mining 4.9%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	461,000	470,176
09/30/2026	7.000%	366,000	375,150
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	1,048,000	1,053,409
Constellium NV(a)
05/15/2024	5.750%	51,000	47,107
03/01/2025	6.625%	830,000	768,558
02/15/2026	5.875%	1,987,000	1,770,828
Freeport-McMoRan, Inc.
03/15/2043	5.450%	4,360,000	3,319,050
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	623,000	602,375
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	628,000	620,860
01/15/2025	7.625%	1,505,000	1,469,730
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Novelis Corp.(a)
08/15/2024	6.250%	457,000	430,635
09/30/2026	5.875%	2,013,000	1,772,694
Teck Resources Ltd.
07/15/2041	6.250%	3,794,000	3,595,707
Total			16,296,279
Midstream 5.4%
Cheniere Corpus Christi Holdings LLC
06/30/2024	7.000%	660,000	699,639
06/30/2027	5.125%	532,000	500,963
Cheniere Energy Partners LP(a)
10/01/2026	5.625%	1,076,000	1,012,304
DCP Midstream Operating LP
04/01/2044	5.600%	2,842,000	2,421,847
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	885,000	853,527
Energy Transfer Equity LP
06/01/2027	5.500%	986,000	963,131
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	1,050,000	1,028,504
NGPL PipeCo LLC(a)
12/15/2037	7.768%	851,000	970,426
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	930,000	878,411
Sunoco LP/Finance Corp.
01/15/2023	4.875%	401,000	391,758
02/15/2026	5.500%	1,104,000	1,041,740
Tallgrass Energy Partners LP/Finance Corp.(a)
01/15/2028	5.500%	1,034,000	996,914
Targa Resources Partners LP/Finance Corp.(a)
04/15/2026	5.875%	349,000	339,818
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	2,027,000	1,902,027
01/15/2028	5.000%	3,292,000	2,983,668
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	1,096,000	984,471
Total			17,969,148
Oil Field Services 1.8%
Calfrac Holdings LP(a)
06/15/2026	8.500%	527,000	397,991
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	492,000	408,441
Nabors Industries, Inc.
09/15/2021	4.625%	157,000	141,270
01/15/2023	5.500%	681,000	539,543
02/01/2025	5.750%	2,044,000	1,542,576

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SESI LLC
12/15/2021	7.125%	925,000	786,110
09/15/2024	7.750%	1,405,000	1,117,045
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	570,000	546,967
Weatherford International Ltd.
06/15/2021	7.750%	808,000	607,409
06/15/2023	8.250%	17,000	10,136
Total			6,097,488
Other Industry 0.4%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	1,136,000	1,025,240
WeWork Companies, Inc.(a)
05/01/2025	7.875%	492,000	436,494
Total			1,461,734
Other REIT 0.7%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	566,000	554,738
03/15/2027	5.375%	1,700,000	1,660,272
Total			2,215,010
Packaging 4.0%
ARD Finance SA PIK
09/15/2023	7.125%	652,000	590,606
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2024	7.250%	2,464,000	2,442,038
02/15/2025	6.000%	2,177,000	2,011,463
Berry Global, Inc.
07/15/2023	5.125%	1,925,000	1,906,147
BWAY Holding Co.(a)
04/15/2024	5.500%	561,000	528,206
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	575,000	518,937
Multi-Color Corp.(a)
11/01/2025	4.875%	1,143,000	982,622
Novolex (a)
01/15/2025	6.875%	387,000	344,967
Owens-Brockway Glass Container, Inc.(a)
08/15/2023	5.875%	1,012,000	1,021,446
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	1,734,703	1,730,177
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	1,521,000	1,437,356
Total			13,513,965
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 2.5%
Bausch Health Companies, Inc.(a)
12/01/2021	5.625%	971,000	959,773
03/01/2023	5.500%	776,000	708,670
04/15/2025	6.125%	1,788,000	1,554,019
11/01/2025	5.500%	730,000	682,164
12/15/2025	9.000%	196,000	195,459
04/01/2026	9.250%	1,300,000	1,304,120
01/31/2027	8.500%	356,000	344,902
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	652,000	613,293
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	2,084,000	1,993,461
Total			8,355,861
Property & Casualty 0.3%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
08/01/2023	8.250%	166,000	164,464
HUB International Ltd.(a)
05/01/2026	7.000%	992,000	896,277
Total			1,060,741
Restaurants 0.2%
IRB Holding Corp.(a)
02/15/2026	6.750%	742,000	645,085
Retailers 0.4%
L Brands, Inc.
11/01/2035	6.875%	636,000	531,784
Party City Holdings, Inc.(a)
08/15/2023	6.125%	96,000	94,144
08/01/2026	6.625%	323,000	293,750
Penske Automotive Group, Inc.
12/01/2024	5.375%	297,000	278,109
Total			1,197,787
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	358,000	313,250
Technology 6.9%
Ascend Learning LLC(a)
08/01/2025	6.875%	594,000	570,776
Camelot Finance SA(a)
10/15/2024	7.875%	1,261,000	1,219,890
CDK Global, Inc.
06/01/2027	4.875%	877,000	823,724
CommScope Technologies LLC(a)
06/15/2025	6.000%	726,000	661,608
03/15/2027	5.000%	442,000	358,334

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Equinix, Inc.
01/15/2026	5.875%	2,091,000	2,119,371
05/15/2027	5.375%	1,640,000	1,621,511
First Data Corp.(a)
08/15/2023	5.375%	1,501,000	1,472,754
Gartner, Inc.(a)
04/01/2025	5.125%	1,589,000	1,545,380
Informatica LLC(a)
07/15/2023	7.125%	808,000	787,592
Iron Mountain, Inc.
08/15/2024	5.750%	1,956,000	1,859,745
MSCI, Inc.(a)
11/15/2024	5.250%	1,407,000	1,407,068
NCR Corp.
07/15/2022	5.000%	607,000	572,372
12/15/2023	6.375%	1,269,000	1,228,539
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	1,589,000	1,485,852
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	456,000	438,867
11/15/2026	8.250%	1,557,000	1,422,815
Symantec Corp.(a)
04/15/2025	5.000%	1,726,000	1,614,941
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	1,218,000	1,147,228
Verscend Escrow Corp.(a)
08/15/2026	9.750%	811,000	762,202
Total			23,120,569
Transportation Services 1.1%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	325,000	315,242
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	1,525,000	1,322,167
Hertz Corp. (The)(a)
06/01/2022	7.625%	1,634,000	1,544,109
XPO Logistics, Inc.(a)
06/15/2022	6.500%	424,000	419,875
Total			3,601,393
Wireless 5.6%
Altice France SA(a)
05/01/2026	7.375%	3,209,000	2,943,291
02/01/2027	8.125%	775,000	730,439
Altice Luxembourg SA(a)
05/15/2022	7.750%	549,000	500,567
SBA Communications Corp.
09/01/2024	4.875%	2,468,000	2,341,044
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Capital Corp.
11/15/2028	6.875%	1,485,000	1,403,665
Sprint Corp.
02/15/2025	7.625%	2,059,000	2,078,408
03/01/2026	7.625%	1,598,000	1,595,138
T-Mobile U.S.A., Inc.
03/01/2025	6.375%	310,000	313,278
01/15/2026	6.500%	3,053,000	3,116,240
02/01/2026	4.500%	746,000	689,046
02/01/2028	4.750%	1,149,000	1,057,449
Wind Tre SpA(a)
01/20/2026	5.000%	2,163,000	1,772,418
Total			18,540,983
Wirelines 2.2%
CenturyLink, Inc.
03/15/2022	5.800%	785,000	753,908
04/01/2024	7.500%	1,112,000	1,077,365
04/01/2025	5.625%	1,358,000	1,196,555
Frontier Communications Corp.
01/15/2025	6.875%	1,659,000	843,855
09/15/2025	11.000%	611,000	380,738
Telecom Italia Capital SA
09/30/2034	6.000%	827,000	714,539
Zayo Group LLC/Capital, Inc.
05/15/2025	6.375%	1,705,000	1,585,650
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	776,000	690,613
Total			7,243,223
Total Corporate Bonds & Notes (Cost $338,185,444)			314,790,340

Senior Loans 2.7%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.2%
Starfruit Finco BV/US Holdco LLC/AzkoNobel(b),(c)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	5.599%	732,000	699,060
Consumer Products 0.3%
Serta Simmons Bedding LLC(b),(c)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% Floor 1.000% 11/08/2024	10.432%	1,480,315	1,046,094

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
December 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.4%
8th Avenue Food & Provisions, Inc.(b),(c)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	6.099%	406,032	396,896
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	10.099%	752,935	740,700
Total			1,137,596
Media and Entertainment 0.0%
UFC Holdings LLC(b),(c)
2nd Lien Term Loan
3-month USD LIBOR + 7.500% Floor 1.000% 08/18/2024	10.022%	97,000	95,594
Pharmaceuticals 0.6%
Bausch Health Companies, Inc.(b),(c)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	5.379%	268,537	255,932
3-month USD LIBOR + 2.750% 11/27/2025	5.129%	1,741,950	1,649,418
Total			1,905,350
Property & Casualty 0.1%
Hub International Ltd.(b),(c)
Term Loan
3-month USD LIBOR + 2.750% 04/25/2025	5.240%	303,475	285,931
Technology 1.1%
Applied Systems, Inc.(b),(c)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/19/2024	5.522%	390,062	370,883
Ascend Learning LLC(b),(c)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	5.522%	170,838	161,014
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Financial & Risk US Holdings, Inc./Refinitiv(a),(b),(c)
Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	6.272%	2,242,859	2,130,716
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(b),(c)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	5.772%	391,070	375,916
Hyland Software, Inc.(b),(c)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 0.750% 07/01/2024	6.022%	240,305	232,375
Misys Ltd./Almonde/Tahoe(b),(c)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024	6.303%	534,452	496,661
Total			3,767,565
Total Senior Loans (Cost $9,712,606)			8,937,190

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(d),(e)	4,489,982	4,489,533
Total Money Market Funds (Cost $4,489,533)		4,489,533
Total Investments in Securities (Cost: $352,387,583)		328,217,063
Other Assets & Liabilities, Net		5,483,140
Net Assets		333,700,203

At December 31, 2018, securities and/or cash totaling $203,700 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(194)	03/2019	USD	(23,671,031)	—	(582,375)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $173,960,709, which represents 52.13% of total net assets.
(b)	The stated interest rate represents the weighted average interest rate at December 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(c)	Variable rate security. The interest rate shown was the current rate as of December 31, 2018.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	7,380,546	104,143,990	(107,034,554)	4,489,982	(150)	(49)	120,172	4,489,533
Abbreviation Legend
PIK	Payment In Kind
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	314,790,340	—	—	314,790,340
Senior Loans	—	8,937,190	—	—	8,937,190
Money Market Funds	—	—	—	4,489,533	4,489,533
Total Investments in Securities	—	323,727,530	—	4,489,533	328,217,063
Investments in Derivatives
Liability
Futures Contracts	(582,375)	—	—	—	(582,375)
Total	(582,375)	323,727,530	—	4,489,533	327,634,688
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table(s) show(s) transfers between levels of the fair value hierarchy:
Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
1,893,240	—	—	1,893,240
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $347,898,050)	$323,727,530
Affiliated issuers (cost $4,489,533)	4,489,533
Cash	32,458
Margin deposits on:
Futures contracts	203,700
Receivable for:
Capital shares sold	34,364
Dividends	8,277
Interest	6,053,829
Foreign tax reclaims	29,400
Prepaid expenses	2,267
Total assets	334,581,358
Liabilities
Payable for:
Capital shares purchased	414,780
Variation margin for futures contracts	75,781
Management services fees	190,691
Distribution and/or service fees	42,304
Service fees	19,572
Compensation of board members	58,741
Compensation of chief compliance officer	84
Other expenses	79,202
Total liabilities	881,155
Net assets applicable to outstanding capital stock	$333,700,203
Represented by
Paid in capital	339,846,341
Total distributable earnings (loss) (Note 2)	(6,146,138)
Total - representing net assets applicable to outstanding capital stock	$333,700,203
Class 1
Net assets	$11,137
Shares outstanding	1,796
Net asset value per share	$6.20
Class 2
Net assets	$54,532,300
Shares outstanding	8,870,726
Net asset value per share	$6.15
Class 3
Net assets	$279,156,766
Shares outstanding	45,102,821
Net asset value per share	$6.19
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018	17

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — affiliated issuers	$120,172
Interest	23,198,830
Total income	23,319,002
Expenses:
Management services fees	2,528,890
Distribution and/or service fees
Class 2	148,439
Class 3	408,559
Service fees	235,213
Compensation of board members	16,490
Custodian fees	15,046
Printing and postage fees	83,667
Audit fees	40,550
Legal fees	10,399
Compensation of chief compliance officer	79
Other	10,491
Total expenses	3,497,823
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(104,632)
Total net expenses	3,393,191
Net investment income	19,925,811
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,511,364
Investments — affiliated issuers	(150)
Futures contracts	674,857
Net realized gain	2,186,071
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(36,106,008)
Investments — affiliated issuers	(49)
Futures contracts	(623,587)
Net change in unrealized appreciation (depreciation)	(36,729,644)
Net realized and unrealized loss	(34,543,573)
Net decrease in net assets resulting from operations	$(14,617,762)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$19,925,811	$21,556,848
Net realized gain	2,186,071	4,615,583
Net change in unrealized appreciation (depreciation)	(36,729,644)	1,606,756
Net increase (decrease) in net assets resulting from operations	(14,617,762)	27,779,187
Distributions to shareholders
Net investment income and net realized gains
Class 1	(659)
Class 2	(3,298,623)
Class 3	(17,874,444)
Net investment income
Class 1		(625)
Class 2		(2,937,613)
Class 3		(20,722,312)
Total distributions to shareholders (Note 2)	(21,173,726)	(23,660,550)
Decrease in net assets from capital stock activity	(54,351,251)	(32,564,209)
Total decrease in net assets	(90,142,739)	(28,445,572)
Net assets at beginning of year	423,842,942	452,288,514
Net assets at end of year	$333,700,203	$423,842,942
Undistributed net investment income	$19,638,735	$20,887,445

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	—	—	41,605	286,162
Distributions reinvested	103	659	92	625
Redemptions	—	—	(501,513)	(3,504,348)
Net increase (decrease)	103	659	(459,816)	(3,217,561)
Class 2
Subscriptions	1,068,570	7,084,174	1,828,733	12,508,797
Distributions reinvested	517,837	3,298,623	435,848	2,937,613
Redemptions	(1,426,237)	(9,248,188)	(724,971)	(4,961,483)
Net increase	160,170	1,134,609	1,539,610	10,484,927
Class 3
Subscriptions	44,320	294,793	106,857	731,283
Distributions reinvested	2,788,525	17,874,444	3,056,388	20,722,312
Redemptions	(11,142,291)	(73,655,756)	(8,891,137)	(61,285,170)
Net decrease	(8,309,446)	(55,486,519)	(5,727,892)	(39,831,575)
Total net decrease	(8,149,173)	(54,351,251)	(4,648,098)	(32,564,209)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$6.84	0.35	(0.60)	(0.25)	(0.39)	(0.39)
Year Ended 12/31/2017	$6.79	0.36	0.08	0.44	(0.39)	(0.39)
Year Ended 12/31/2016	$6.46	0.35	0.40	0.75	(0.42)	(0.42)
Year Ended 12/31/2015	$6.96	0.36	(0.42)	(0.06)	(0.44)	(0.44)
Year Ended 12/31/2014	$7.15	0.38	(0.10)	0.28	(0.47)	(0.47)
Class 2
Year Ended 12/31/2018	$6.78	0.33	(0.59)	(0.26)	(0.37)	(0.37)
Year Ended 12/31/2017	$6.74	0.32	0.09	0.41	(0.37)	(0.37)
Year Ended 12/31/2016	$6.41	0.34	0.39	0.73	(0.40)	(0.40)
Year Ended 12/31/2015	$6.91	0.35	(0.43)	(0.08)	(0.42)	(0.42)
Year Ended 12/31/2014	$7.11	0.37	(0.12)	0.25	(0.45)	(0.45)
Class 3
Year Ended 12/31/2018	$6.83	0.34	(0.60)	(0.26)	(0.38)	(0.38)
Year Ended 12/31/2017	$6.78	0.34	0.09	0.43	(0.38)	(0.38)
Year Ended 12/31/2016	$6.45	0.35	0.39	0.74	(0.41)	(0.41)
Year Ended 12/31/2015	$6.94	0.36	(0.42)	(0.06)	(0.43)	(0.43)
Year Ended 12/31/2014	$7.14	0.38	(0.12)	0.26	(0.46)	(0.46)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$6.20	(3.86%)	0.77%	0.73%	5.31%	39%	$11
Year Ended 12/31/2017	$6.84	6.53%	0.75%	0.75%	5.12%	51%	$12
Year Ended 12/31/2016	$6.79	11.84%	0.75%	0.75%	5.32%	51%	$3,135
Year Ended 12/31/2015	$6.46	(1.15%)	0.78%	0.75%	5.35%	47%	$1,934
Year Ended 12/31/2014	$6.96	3.89%	0.76%	0.72%	5.43%	59%	$629
Class 2
Year Ended 12/31/2018	$6.15	(4.00%)	1.01%	0.98%	5.06%	39%	$54,532
Year Ended 12/31/2017	$6.78	6.17%	1.01%	1.01%	4.76%	51%	$59,098
Year Ended 12/31/2016	$6.74	11.65%	1.00%	1.00%	5.07%	51%	$48,310
Year Ended 12/31/2015	$6.41	(1.41%)	1.02%	1.00%	5.06%	47%	$38,807
Year Ended 12/31/2014	$6.91	3.51%	1.00%	0.97%	5.20%	59%	$34,214
Class 3
Year Ended 12/31/2018	$6.19	(4.00%)	0.89%	0.86%	5.18%	39%	$279,157
Year Ended 12/31/2017	$6.83	6.41%	0.89%	0.89%	4.89%	51%	$364,733
Year Ended 12/31/2016	$6.78	11.72%	0.88%	0.88%	5.20%	51%	$400,844
Year Ended 12/31/2015	$6.45	(1.14%)	0.90%	0.87%	5.17%	47%	$420,576
Year Ended 12/31/2014	$6.94	3.62%	0.87%	0.85%	5.34%	59%	$514,924
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018	21

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – High Yield Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
22	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	582,375*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
24	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	674,857

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(623,587)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	24,164,338

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
December 31, 2018
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
26	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.65% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
December 31, 2018
compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	0.72%	0.76%
Class 2	0.97	1.01
Class 3	0.845	0.885
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
28	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, capital loss carryforwards, trustees’ deferred compensation, and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(795)	795	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
21,173,726	—	21,173,726	23,660,550	—	23,660,550
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
19,696,821	—	(1,578,778)	(24,206,095)
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
351,840,783	808,857	(25,014,952)	(24,206,095)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
December 31, 2018
result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	1,578,778	—	1,578,778	1,589,989	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $145,897,071 and $198,674,243, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
30	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The Fund had no borrowings during the year ended December 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 97.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
December 31, 2018
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – High Yield Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - High Yield Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
34	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
36	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – High Yield Bond Fund | Annual Report 2018	39

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Columbia Variable Portfolio – High Yield Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6670 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Large Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Large Cap Growth Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Large Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
John Wilson, CFA
Lead Portfolio Manager
Managed Fund since 2010
Tchintcia Barros, CFA
Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-3.94	9.20	14.25
Class 2*	05/03/10	-4.14	8.94	13.98
Class 3	09/15/99	-4.09	9.06	14.13
Russell 1000 Growth Index		-1.51	10.40	15.29
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Microsoft Corp.	7.1
Amazon.com, Inc.	5.8
Apple, Inc.	5.2
Visa, Inc., Class A	3.5
Alphabet, Inc., Class C	3.5
Alphabet, Inc., Class A	3.4
Adobe, Inc.	2.5
Facebook, Inc., Class A	2.4
PayPal Holdings, Inc.	2.2
Broadcom, Inc.	2.2
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	97.6
Money Market Funds	2.4
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	12.5
Consumer Discretionary	17.5
Consumer Staples	2.3
Energy	1.0
Financials	3.9
Health Care	17.6
Industrials	8.0
Information Technology	33.4
Materials	1.1
Real Estate	2.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At December 31, 2018, approximately 75.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 3 shares returned -4.09%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned -1.51% over the same period. Stock selection in the health care, financials and consumer staples sectors was a drag on performance. Technology and consumer discretionary holdings helped relative results.
Uncertainty rattled investors in fourth quarter
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors as it raised the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth rate hike of 2018 and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38%, with dividends reinvested. The MSCI EAFE Index (Net), a broad-based proxy for developed foreign equity markets, returned -13.79% (in U.S. dollars). Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the 12-month period, returning 0.01%.
Near the end of the period, the Fed announced that it had reduced the number of its anticipated rate increases for 2019 from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Contributors and detractors
Technology stocks were the Fund’s top performers for the year, with significant contributions from Microsoft, Adobe, Square and Visa. Microsoft continued to benefit from the transition to products and services that generate recurring revenue, including its cloud-based revenue stream. We took some profits in Microsoft but the Fund remained overweight in the stock. For Visa, its resilience also was linked to the strength of its transaction and payment model. Adobe posted particularly strong results, as its products continued to benefit from strong digital process adoption and corporate spending trends. Positions in mobile payments processor Square and Zebra Technologies, which manufactures and sells marking, tracking and computer printing technologies, also contributed to strong sector outperformance. Both companies provide innovative new solutions in their respective marketplaces. Consumer discretionary stocks also aided relative results and bolstered Fund gains. An overweight in Amazon made a solid contribution to returns. As the year progressed, we took profits and trimmed the position but still maintain an overweight.
4	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Although the Fund had some solid performers in health care, the losers outweighed the winners. Alexion and Bristol Myers detracted from returns. Even though Alexion received approval for its next generation drug Ultomiris for the treatment of rare blood disorders, its share price was dragged down in the fourth quarter by widespread selling of biotechnology names. Pricing of the new drug was lower than bullish expectations, which also figured into its decline. Bristol Myers shares fell on loss of market share relative to Merck’s Keytruda in the oncology market.
Among financials, a relatively small sector in the benchmark, BlackRock and Citgroup were underperformers for the Fund. Concerns about fee pressure within its core ETF product and concerns about emerging market fund exposure weighed on BlackRock. Citigroup shares were dragged down in the fourth quarter along with other companies with capital market exposure. Within the consumer staples sector, positions in Philip Morris International and Tyson Food weighed on relative returns. Investors questioned the pace of the adoption of Philip Morris’ next-generation reduced-risk products. The continued strength of the U.S. dollar and challenging conditions in some emerging markets also were headwinds for Philip Morris. Tyson shares lagged after the company reported a weaker-than-expected outlook for chicken-related pricing, and we sold the stock. Even though the Fund was underweight in the poor-performing industrials sector, an overweight in Federal Express (FedEx) was a drag on results. A weakening outlook in Europe and lower-than-expected profit flow-through weighed on the stock in the fourth quarter. We reduced exposure to FedEx prior to the company’s report. Not owning Boeing also hurt the Fund’s relative results in industrials.
At period’s end
The Fund remained overweight in the health care, consumer discretionary and technology sectors. We viewed the sharp end-of-the-year correction in valuations in many sectors and individual securities as an opportunity to increase exposure to current positions where our conviction is high and the risk return profile is strong. While we expect the market may remain volatile, we are also searching to add new names where we see solid return potential and that have a strong investment thesis based upon differentiated internal research.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	894.50	1,021.59	3.55	3.79	0.74
Class 2	1,000.00	1,000.00	893.40	1,020.32	4.75	5.07	0.99
Class 3	1,000.00	1,000.00	894.00	1,020.98	4.13	4.40	0.86
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.3%
Issuer	Shares	Value ($)
Communication Services 12.3%
Entertainment 1.3%
Electronic Arts, Inc.(a)	264,584	20,878,323
Interactive Media & Services 9.1%
Alphabet, Inc., Class A(a)	51,389	53,699,449
Alphabet, Inc., Class C(a)	54,165	56,093,816
Facebook, Inc., Class A(a)	292,543	38,349,462
Total		148,142,727
Media 0.5%
DISH Network Corp., Class A(a)	313,718	7,833,538
Wireless Telecommunication Services 1.4%
T-Mobile U.S.A., Inc.(a)	346,532	22,042,901
Total Communication Services		198,897,489
Consumer Discretionary 17.2%
Hotels, Restaurants & Leisure 1.5%
Norwegian Cruise Line Holdings Ltd.(a)	261,311	11,076,973
Yum! Brands, Inc.	133,766	12,295,771
Total		23,372,744
Internet & Direct Marketing Retail 8.8%
Alibaba Group Holding Ltd., ADR(a)	155,771	21,351,531
Amazon.com, Inc.(a)	61,807	92,832,260
Booking Holdings, Inc.(a)	16,484	28,392,371
Total		142,576,162
Specialty Retail 3.6%
Burlington Stores, Inc.(a)	80,729	13,132,187
O’Reilly Automotive, Inc.(a)	67,879	23,372,776
Ulta Beauty, Inc.(a)	89,135	21,823,813
Total		58,328,776
Textiles, Apparel & Luxury Goods 3.3%
Canada Goose Holdings, Inc.(a)	194,767	8,515,213
Nike, Inc., Class B	429,542	31,846,244
PVH Corp.	143,816	13,367,697
Total		53,729,154
Total Consumer Discretionary		278,006,836
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 2.2%
Food & Staples Retailing 1.3%
Costco Wholesale Corp.	106,297	21,653,762
Tobacco 0.9%
Philip Morris International, Inc.	216,860	14,477,574
Total Consumer Staples		36,131,336
Energy 1.1%
Energy Equipment & Services 0.4%
TechnipFMC PLC	280,173	5,485,787
Oil, Gas & Consumable Fuels 0.7%
Cimarex Energy Co.	94,201	5,807,492
Diamondback Energy, Inc.	59,629	5,527,608
Total		11,335,100
Total Energy		16,820,887
Financials 3.8%
Banks 0.9%
Citigroup, Inc.	286,849	14,933,359
Capital Markets 2.9%
Bank of New York Mellon Corp. (The)	355,750	16,745,153
BlackRock, Inc.	44,366	17,427,852
Charles Schwab Corp. (The)	297,047	12,336,362
Total		46,509,367
Total Financials		61,442,726
Health Care 17.3%
Biotechnology 5.8%
Alexion Pharmaceuticals, Inc.(a)	197,947	19,272,120
Biogen, Inc.(a)	92,213	27,748,736
BioMarin Pharmaceutical, Inc.(a)	185,806	15,821,381
Exact Sciences Corp.(a)	136,572	8,617,693
Vertex Pharmaceuticals, Inc.(a)	138,053	22,876,763
Total		94,336,693
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.8%
Align Technology, Inc.(a)	38,791	8,123,999
Edwards Lifesciences Corp.(a)	141,709	21,705,568
IDEXX Laboratories, Inc.(a)	23,956	4,456,295
Medtronic PLC	293,366	26,684,571
Total		60,970,433
Health Care Providers & Services 1.2%
Humana, Inc.	69,728	19,975,677
Life Sciences Tools & Services 2.6%
Illumina, Inc.(a)	60,677	18,198,852
Thermo Fisher Scientific, Inc.	105,115	23,523,686
Total		41,722,538
Pharmaceuticals 3.9%
Allergan PLC	78,843	10,538,155
Bristol-Myers Squibb Co.	472,715	24,571,726
Johnson & Johnson	219,254	28,294,729
Total		63,404,610
Total Health Care		280,409,951
Industrials 7.8%
Aerospace & Defense 1.5%
L3 Technologies, Inc.	136,276	23,665,690
Air Freight & Logistics 1.2%
FedEx Corp.	119,095	19,213,596
Electrical Equipment 1.2%
AMETEK, Inc.	294,900	19,964,730
Industrial Conglomerates 1.6%
Honeywell International, Inc.	194,363	25,679,240
Machinery 2.3%
Ingersoll-Rand PLC	231,753	21,142,826
Xylem, Inc.	254,718	16,994,785
Total		38,137,611
Total Industrials		126,660,867
Information Technology 32.8%
Electronic Equipment, Instruments & Components 1.0%
Zebra Technologies Corp., Class A(a)	105,237	16,756,887
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 7.8%
FleetCor Technologies, Inc.(a)	119,725	22,235,327
Pagseguro Digital Ltd., Class A(a)	511,429	9,579,065
PayPal Holdings, Inc.(a)	412,782	34,710,839
Square, Inc., Class A(a)	66,593	3,735,201
Visa, Inc., Class A	425,966	56,201,954
Total		126,462,386
Semiconductors & Semiconductor Equipment 5.1%
Broadcom, Inc.	136,457	34,698,286
Lam Research Corp.	176,570	24,043,537
MACOM Technology Solutions Holdings, Inc.(a)	277,417	4,025,321
NVIDIA Corp.	149,522	19,961,187
Total		82,728,331
Software 13.7%
Adobe, Inc.(a)	174,420	39,460,781
Microsoft Corp.	1,111,255	112,870,170
Palo Alto Networks, Inc.(a)	111,303	20,963,920
Salesforce.com, Inc.(a)	214,235	29,343,768
ServiceNow, Inc.(a)	106,278	18,922,798
Total		221,561,437
Technology Hardware, Storage & Peripherals 5.2%
Apple, Inc.	527,728	83,243,815
Total Information Technology		530,752,856
Materials 1.1%
Chemicals 1.1%
Eastman Chemical Co.	248,802	18,189,914
Total Materials		18,189,914
Real Estate 2.7%
Equity Real Estate Investment Trusts (REITS) 2.7%
American Tower Corp.	148,184	23,441,227
Equinix, Inc.	57,275	20,192,874
Total		43,634,101
Total Real Estate		43,634,101
Total Common Stocks (Cost $1,314,488,127)		1,590,946,963

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	38,465,083	38,461,237
Total Money Market Funds (Cost $38,461,237)		38,461,237
Total Investments in Securities (Cost: $1,352,949,364)		1,629,408,200
Other Assets & Liabilities, Net		(11,238,693)
Net Assets		1,618,169,507
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	15,227,411	261,621,744	(238,384,072)	38,465,083	(3,614)	(348)	654,217	38,461,237
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	198,897,489	—	—	—	198,897,489
Consumer Discretionary	278,006,836	—	—	—	278,006,836
Consumer Staples	36,131,336	—	—	—	36,131,336
Energy	16,820,887	—	—	—	16,820,887
Financials	61,442,726	—	—	—	61,442,726
Health Care	280,409,951	—	—	—	280,409,951
Industrials	126,660,867	—	—	—	126,660,867
Information Technology	530,752,856	—	—	—	530,752,856
Materials	18,189,914	—	—	—	18,189,914
Real Estate	43,634,101	—	—	—	43,634,101
Total Common Stocks	1,590,946,963	—	—	—	1,590,946,963
Money Market Funds	—	—	—	38,461,237	38,461,237
Total Investments in Securities	1,590,946,963	—	—	38,461,237	1,629,408,200
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,314,488,127)	$1,590,946,963
Affiliated issuers (cost $38,461,237)	38,461,237
Receivable for:
Investments sold	11,433,944
Capital shares sold	246,836
Dividends	931,236
Foreign tax reclaims	29,034
Prepaid expenses	5,156
Total assets	1,642,054,406
Liabilities
Due to custodian	24,313
Payable for:
Investments purchased	21,939,913
Capital shares purchased	543,885
Management services fees	1,003,576
Distribution and/or service fees	45,122
Service fees	42,903
Compensation of board members	211,635
Compensation of chief compliance officer	398
Other expenses	73,154
Total liabilities	23,884,899
Net assets applicable to outstanding capital stock	$1,618,169,507
Represented by
Trust capital	$1,618,169,507
Total - representing net assets applicable to outstanding capital stock	$1,618,169,507
Class 1
Net assets	$1,312,513,263
Shares outstanding	81,512,686
Net asset value per share	$16.10
Class 2
Net assets	$108,782,381
Shares outstanding	6,904,556
Net asset value per share	$15.76
Class 3
Net assets	$196,873,863
Shares outstanding	12,348,201
Net asset value per share	$15.94
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018	11

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$16,047,872
Dividends — affiliated issuers	654,217
Interfund lending	356
Foreign taxes withheld	(24,312)
Total income	16,678,133
Expenses:
Management services fees	12,978,676
Distribution and/or service fees
Class 2	308,951
Class 3	291,921
Service fees	456,855
Compensation of board members	37,984
Custodian fees	19,124
Printing and postage fees	73,616
Audit fees	38,740
Legal fees	23,328
Compensation of chief compliance officer	386
Other	33,870
Total expenses	14,263,451
Net investment income	2,414,682
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	115,298,743
Investments — affiliated issuers	(3,614)
Net realized gain	115,295,129
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(178,594,195)
Investments — affiliated issuers	(348)
Net change in unrealized appreciation (depreciation)	(178,594,543)
Net realized and unrealized loss	(63,299,414)
Net decrease in net assets resulting from operations	$(60,884,732)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$2,414,682	$5,487,001
Net realized gain	115,295,129	141,606,720
Net change in unrealized appreciation (depreciation)	(178,594,543)	268,292,342
Net increase (decrease) in net assets resulting from operations	(60,884,732)	415,386,063
Decrease in net assets from capital stock activity	(82,618,750)	(237,310,571)
Total increase (decrease) in net assets	(143,503,482)	178,075,492
Net assets at beginning of year	1,761,672,989	1,583,597,497
Net assets at end of year	$1,618,169,507	$1,761,672,989

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	358,414	6,311,350	265,327	4,046,674
Redemptions	(2,852,198)	(51,531,781)	(13,110,543)	(194,722,710)
Net decrease	(2,493,784)	(45,220,431)	(12,845,216)	(190,676,036)
Class 2
Subscriptions	828,438	14,456,375	579,133	8,636,457
Redemptions	(1,320,347)	(23,343,749)	(1,641,998)	(24,555,238)
Net decrease	(491,909)	(8,887,374)	(1,062,865)	(15,918,781)
Class 3
Subscriptions	112,368	2,030,639	93,210	1,372,925
Redemptions	(1,726,243)	(30,541,584)	(2,129,935)	(32,088,679)
Net decrease	(1,613,875)	(28,510,945)	(2,036,725)	(30,715,754)
Total net decrease	(4,599,568)	(82,618,750)	(15,944,806)	(237,310,571)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$16.76	0.03	(0.69)	(0.66)
Year Ended 12/31/2017	$13.08	0.05	3.63	3.68
Year Ended 12/31/2016	$12.92	0.09	0.07	0.16
Year Ended 12/31/2015	$11.84	0.03	1.05	1.08
Year Ended 12/31/2014	$10.37	0.06	1.41	1.47
Class 2
Year Ended 12/31/2018	$16.44	(0.02)	(0.66)	(0.68)
Year Ended 12/31/2017	$12.86	0.02	3.56	3.58
Year Ended 12/31/2016	$12.73	0.04	0.09	0.13
Year Ended 12/31/2015	$11.70	0.00 (c)	1.03	1.03
Year Ended 12/31/2014	$10.27	0.04	1.39	1.43
Class 3
Year Ended 12/31/2018	$16.62	0.01	(0.69)	(0.68)
Year Ended 12/31/2017	$12.99	0.04	3.59	3.63
Year Ended 12/31/2016	$12.84	0.07	0.08	0.15
Year Ended 12/31/2015	$11.78	0.01	1.05	1.06
Year Ended 12/31/2014	$10.33	0.05	1.40	1.45

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$16.10	(3.94%)	0.74%	0.74%	0.16%	27%	$1,312,513
Year Ended 12/31/2017	$16.76	28.14%	0.77%	0.76%	0.36%	35%	$1,408,054
Year Ended 12/31/2016	$13.08	1.24%	0.80%	0.77%	0.69%	54%	$1,267,016
Year Ended 12/31/2015	$12.92	9.12%	0.80%	0.79%	0.23%	56%	$1,198,464
Year Ended 12/31/2014	$11.84	14.18%	0.80%	0.79%	0.59%	71%	$1,003,539
Class 2
Year Ended 12/31/2018	$15.76	(4.14%)	0.99%	0.99%	(0.09%)	27%	$108,782
Year Ended 12/31/2017	$16.44	27.84%	1.02%	1.01%	0.11%	35%	$121,608
Year Ended 12/31/2016	$12.86	1.02%	1.05%	1.01%	0.35%	54%	$108,824
Year Ended 12/31/2015	$12.73	8.80%	1.05%	1.04%	(0.02%)	56%	$32,835
Year Ended 12/31/2014	$11.70	13.92%	1.05%	1.04%	0.36%	71%	$18,783
Class 3
Year Ended 12/31/2018	$15.94	(4.09%)	0.86%	0.86%	0.04%	27%	$196,874
Year Ended 12/31/2017	$16.62	27.94%	0.89%	0.88%	0.23%	35%	$232,010
Year Ended 12/31/2016	$12.99	1.17%	0.92%	0.89%	0.55%	54%	$207,757
Year Ended 12/31/2015	$12.84	9.00%	0.92%	0.92%	0.10%	56%	$252,250
Year Ended 12/31/2014	$11.78	14.04%	0.93%	0.91%	0.47%	71%	$227,180
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018	15

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Large Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
16	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018	17

Notes to Financial Statements  (continued)
December 31, 2018
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
18	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.70% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.02% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	0.75%	0.78%
Class 2	1.00	1.03
Class 3	0.875	0.905
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $479,495,064 and $573,399,771, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
20	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The Fund’s activity in the Interfund Program during the year ended December 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	2,200,000	2.92	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 90.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
22	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Large Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Large Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018	23

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
24	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018	25

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
26	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018	27

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
28	Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Large Cap Growth Fund | Annual Report 2018	29

Columbia Variable Portfolio – Large Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6464 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Dividend Opportunity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Dividend Opportunity Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Dividend Opportunity Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
Portfolio management
David King, CFA
Lead Portfolio Manager
Managed Fund since May 2018
Yan Jin
Portfolio Manager
Managed Fund since May 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-5.73	5.60	10.43
Class 2*	05/03/10	-6.01	5.34	10.17
Class 3	09/15/99	-5.87	5.47	10.31
MSCI USA High Dividend Yield Index (Net)		-3.23	8.41	12.23
Russell 1000 Value Index		-8.27	5.95	11.18
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Johnson & Johnson	4.1
Pfizer, Inc.	3.6
Cisco Systems, Inc.	3.6
BP PLC, ADR	3.5
Chevron Corp.	3.5
Verizon Communications, Inc.	2.9
Wells Fargo & Co.	2.9
Procter & Gamble Co. (The)	2.6
PepsiCo, Inc.	2.6
Merck & Co., Inc.	2.5
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	94.1
Convertible Bonds	0.5
Convertible Preferred Stocks	4.6
Money Market Funds	0.8
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	6.0
Consumer Discretionary	6.8
Consumer Staples	12.0
Energy	12.8
Financials	12.1
Health Care	16.3
Industrials	6.7
Information Technology	13.2
Materials	2.8
Real Estate	3.4
Utilities	7.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At December 31, 2018, approximately 36.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 3 shares returned -5.87%. The Fund underperformed its primary benchmark, the MSCI USA High Dividend Yield Index (Net), which returned -3.23% for the same time period. The Fund held up better than the Russell 1000 Value Index, which returned -8.27% for the same period. New portfolio managers took over the Fund on May 1, 2018 and took steps to broaden the Fund’s diversification, which helped stem losses in a particularly challenging environment for stocks.
Uncertainty rattled investors
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors as it raised the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth rate hike of 2018 and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the 12-month period, returning 0.01%.
The Fed announced that it had reduced the number of its anticipated 2019 rate increases from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Contributors and detractors
Stock selection in the energy and consumer discretionary sectors aided Fund performance relative to the Fund’s primary benchmark. Overall, a decision to reduce exposure to the energy sector during the year benefited results. In addition, an overweight in ConocoPhillips aided relative returns. In a challenging environment for energy companies, ConocoPhillips continued to sell less profitable assets and use the cash to reduce debt, repurchase shares and invest in higher return opportunities. The company raised its dividend twice during the year and earned more while producing less by focusing on its most profitable assets. The Fund had no exposure to ExxonMobil, which lost ground during the period.
In the consumer discretionary sector, Target benefited from rising consumer spending and confidence and aided relative returns. Strong holiday sales were supported by Target stores across the country that offered in-store or curbside pickup for online shoppers, eliminating shipping fees and making Target more competitive against online-only retailers.
In the financials sector, the Fund lost ground across the board, with an especially significant loss from Wells Fargo. We think the sell-off in financials may have been overdone, on fears of an impending recession, which we currently do not anticipate in the period ahead.
4	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
In the consumer staples sector, both Altria and Philip Morris International detracted from results as investors questioned their future growth potential and the adoption of next-generation smoking products. The continued strength of the U.S. dollar and challenging conditions in some emerging markets also were headwinds for Philip Morris. An earlier decision by new management to reduce exposure to tobacco stocks helped offset the impact of these negative returns.
At period’s end
Although the Fund lagged its primary benchmark, we believe that actions taken earlier in the year improved competitive performance and helped stem losses: we deemphasized energy, sold foreign positions, reduced exposure to tobacco and raised exposure to health care, all of which aided performance as the stock market declined. We believe the purposeful diversification we have executed and our greater reliance on Columbia’s expert research department instill optimism that the Fund is positioned to weather the environment going forward.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	947.90	1,021.69	3.55	3.69	0.72
Class 2	1,000.00	1,000.00	946.80	1,020.43	4.79	4.97	0.97
Class 3	1,000.00	1,000.00	947.40	1,021.08	4.15	4.30	0.84
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 94.3%
Issuer	Shares	Value ($)
Communication Services 6.0%
Diversified Telecommunication Services 6.0%
AT&T, Inc.	975,000	27,826,501
BCE, Inc.	340,000	13,440,200
Verizon Communications, Inc.	700,000	39,354,000
Total		80,620,701
Total Communication Services		80,620,701
Consumer Discretionary 6.7%
Automobiles 1.0%
General Motors Co.	400,000	13,380,000
Hotels, Restaurants & Leisure 3.9%
Carnival Corp.	122,500	6,039,250
Extended Stay America, Inc.	375,000	5,812,500
Las Vegas Sands Corp.	190,000	9,889,500
McDonald’s Corp.	137,500	24,415,875
Six Flags Entertainment Corp.	120,000	6,675,600
Total		52,832,725
Leisure Products 0.5%
Hasbro, Inc.	80,000	6,500,000
Specialty Retail 1.3%
Home Depot, Inc. (The)	65,000	11,168,300
Williams-Sonoma, Inc.	140,000	7,063,000
Total		18,231,300
Total Consumer Discretionary		90,944,025
Consumer Staples 11.9%
Beverages 3.3%
Molson Coors Brewing Co., Class B	170,000	9,547,200
PepsiCo, Inc.	310,000	34,248,800
Total		43,796,000
Food Products 2.2%
General Mills, Inc.	260,000	10,124,400
Kellogg Co.	175,000	9,976,750
Mondelez International, Inc., Class A	250,000	10,007,500
Total		30,108,650
Household Products 2.6%
Procter & Gamble Co. (The)	385,000	35,389,200
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 3.8%
Altria Group, Inc.	345,000	17,039,550
Philip Morris International, Inc.	500,000	33,380,000
Total		50,419,550
Total Consumer Staples		159,713,400
Energy 12.6%
Energy Equipment & Services 0.9%
Baker Hughes, Inc.	325,000	6,987,500
Helmerich & Payne, Inc.	117,500	5,632,950
Total		12,620,450
Oil, Gas & Consumable Fuels 11.7%
BP PLC, ADR	1,235,000	46,831,200
Chevron Corp.	425,000	46,235,750
ConocoPhillips	200,000	12,470,000
Suncor Energy, Inc.	800,000	22,376,000
Valero Energy Corp.	265,000	19,867,050
Williams Companies, Inc. (The)	445,000	9,812,250
Total		157,592,250
Total Energy		170,212,700
Financials 12.0%
Banks 8.0%
Bank of America Corp.	825,000	20,328,000
BB&T Corp.	300,000	12,996,000
JPMorgan Chase & Co.	310,000	30,262,200
PacWest Bancorp	182,500	6,073,600
Wells Fargo & Co.	830,000	38,246,400
Total		107,906,200
Capital Markets 1.5%
Ares Capital Corp.	445,000	6,933,100
Morgan Stanley	325,000	12,886,250
Total		19,819,350
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 2.5%
MetLife, Inc.	250,000	10,265,000
Principal Financial Group, Inc.	305,000	13,471,850
Prudential Financial, Inc.	125,000	10,193,750
Total		33,930,600
Total Financials		161,656,150
Health Care 14.8%
Biotechnology 3.2%
AbbVie, Inc.	250,000	23,047,500
Gilead Sciences, Inc.	315,000	19,703,250
Total		42,750,750
Pharmaceuticals 11.6%
Bristol-Myers Squibb Co.	400,000	20,792,000
Johnson & Johnson	425,000	54,846,250
Merck & Co., Inc.	440,000	33,620,400
Pfizer, Inc.	1,100,000	48,015,000
Total		157,273,650
Total Health Care		200,024,400
Industrials 5.9%
Aerospace & Defense 1.7%
Boeing Co. (The)	31,000	9,997,500
Lockheed Martin Corp.	50,000	13,092,000
Total		23,089,500
Airlines 0.7%
Delta Air Lines, Inc.	185,000	9,231,500
Machinery 1.8%
Caterpillar, Inc.	110,000	13,977,700
Ingersoll-Rand PLC	107,500	9,807,225
Total		23,784,925
Road & Rail 1.7%
Union Pacific Corp.	165,000	22,807,950
Total Industrials		78,913,875
Information Technology 13.0%
Communications Equipment 3.5%
Cisco Systems, Inc.	1,100,000	47,663,000
Electronic Equipment, Instruments & Components 1.3%
Corning, Inc.	575,000	17,370,750
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 2.2%
Automatic Data Processing, Inc.	52,500	6,883,800
International Business Machines Corp.	205,000	23,302,350
Total		30,186,150
Semiconductors & Semiconductor Equipment 5.0%
Broadcom, Inc.	67,500	17,163,900
Intel Corp.	465,000	21,822,450
Lam Research Corp.	130,000	17,702,100
Maxim Integrated Products, Inc.	200,000	10,170,000
Total		66,858,450
Software 1.0%
Microsoft Corp.	135,000	13,711,950
Total Information Technology		175,790,300
Materials 2.8%
Chemicals 2.8%
DowDuPont, Inc.	445,000	23,798,600
Nutrien Ltd.	290,000	13,630,000
Total		37,428,600
Total Materials		37,428,600
Real Estate 2.3%
Equity Real Estate Investment Trusts (REITS) 2.3%
Alexandria Real Estate Equities, Inc.	117,500	13,540,700
Digital Realty Trust, Inc.	100,000	10,655,000
Duke Realty Corp.	265,000	6,863,500
Total		31,059,200
Total Real Estate		31,059,200
Utilities 6.3%
Electric Utilities 4.1%
American Electric Power Co., Inc.	230,000	17,190,200
Edison International	120,000	6,812,400
Entergy Corp.	205,000	17,644,350
Xcel Energy, Inc.	270,000	13,302,900
Total		54,949,850

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 2.2%
Ameren Corp.	200,000	13,046,000
DTE Energy Co.	60,000	6,618,000
NiSource, Inc.	400,000	10,140,000
Total		29,804,000
Total Utilities		84,753,850
Total Common Stocks (Cost $1,311,043,755)		1,271,117,201

Convertible Bonds 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 0.5%
AXA SA(a)
05/15/2021	7.250%	7,500,000	6,545,782
Total Convertible Bonds (Cost $7,561,905)			6,545,782

Convertible Preferred Stocks 4.6%
Issuer		Shares	Value ($)
Health Care 1.3%
Health Care Equipment & Supplies 1.3%
Becton Dickinson and Co.	6.125%	300,000	17,218,860
Total Health Care			17,218,860
Industrials 0.8%
Machinery 0.8%
Fortive Corp.	5.000%	11,500	10,444,875
Total Industrials			10,444,875
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Real Estate 1.0%
Equity Real Estate Investment Trusts (REITS) 1.0%
Crown Castle International Corp.	6.875%	13,000	13,629,145
Total Real Estate			13,629,145
Utilities 1.5%
Electric Utilities 0.5%
NextEra Energy, Inc.	6.123%	125,000	7,168,925
Multi-Utilities 1.0%
DTE Energy Co.	6.500%	265,000	13,748,942
Total Utilities			20,917,867
Total Convertible Preferred Stocks (Cost $63,900,251)			62,210,747

Money Market Funds 0.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	10,177,410	10,176,393
Total Money Market Funds (Cost $10,176,393)		10,176,393
Total Investments in Securities (Cost: $1,392,682,304)		1,350,050,123
Other Assets & Liabilities, Net		(1,951,399)
Net Assets		1,348,098,724

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $6,545,782, which represents 0.49% of total net assets.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	17,564,137	749,588,130	(756,974,857)	10,177,410	2,223	(1,425)	539,102	10,176,393
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	80,620,701	—	—	—	80,620,701
Consumer Discretionary	90,944,025	—	—	—	90,944,025
Consumer Staples	159,713,400	—	—	—	159,713,400
Energy	170,212,700	—	—	—	170,212,700
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Financials	161,656,150	—	—	—	161,656,150
Health Care	200,024,400	—	—	—	200,024,400
Industrials	78,913,875	—	—	—	78,913,875
Information Technology	175,790,300	—	—	—	175,790,300
Materials	37,428,600	—	—	—	37,428,600
Real Estate	31,059,200	—	—	—	31,059,200
Utilities	84,753,850	—	—	—	84,753,850
Total Common Stocks	1,271,117,201	—	—	—	1,271,117,201
Convertible Bonds	—	6,545,782	—	—	6,545,782
Convertible Preferred Stocks
Health Care	—	17,218,860	—	—	17,218,860
Industrials	—	10,444,875	—	—	10,444,875
Real Estate	—	13,629,145	—	—	13,629,145
Utilities	—	20,917,867	—	—	20,917,867
Total Convertible Preferred Stocks	—	62,210,747	—	—	62,210,747
Money Market Funds	—	—	—	10,176,393	10,176,393
Total Investments in Securities	1,271,117,201	68,756,529	—	10,176,393	1,350,050,123
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between Levels 2 and 3 during the period.
Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair values were consequently obtained using observable market inputs rather than quoted prices for identical assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table(s) show(s) transfers between levels of the fair value hierarchy:
Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	17,113,728	17,113,728	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018	11

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,382,505,911)	$1,339,873,730
Affiliated issuers (cost $10,176,393)	10,176,393
Receivable for:
Investments sold	10,122,295
Dividends	2,781,122
Interest	69,479
Foreign tax reclaims	814,196
Prepaid expenses	4,903
Total assets	1,363,842,118
Liabilities
Payable for:
Investments purchased	13,361,811
Capital shares purchased	1,088,201
Management services fees	796,074
Distribution and/or service fees	95,710
Service fees	50,487
Compensation of board members	219,020
Compensation of chief compliance officer	360
Other expenses	131,731
Total liabilities	15,743,394
Net assets applicable to outstanding capital stock	$1,348,098,724
Represented by
Trust capital	$1,348,098,724
Total - representing net assets applicable to outstanding capital stock	$1,348,098,724
Class 1
Net assets	$537,061,922
Shares outstanding	22,517,679
Net asset value per share	$23.85
Class 2
Net assets	$61,763,930
Shares outstanding	2,648,204
Net asset value per share	$23.32
Class 3
Net assets	$749,272,872
Shares outstanding	31,772,725
Net asset value per share	$23.58
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$65,238,298
Dividends — affiliated issuers	539,102
Interest	2,146,975
Foreign taxes withheld	(2,003,787)
Total income	65,920,588
Expenses:
Management services fees	10,928,630
Distribution and/or service fees
Class 2	168,279
Class 3	1,093,610
Service fees	637,487
Compensation of board members	35,521
Custodian fees	21,947
Printing and postage fees	189,651
Audit fees	49,662
Legal fees	21,788
Compensation of chief compliance officer	345
Other	78,841
Total expenses	13,225,761
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(95,533)
Total net expenses	13,130,228
Net investment income	52,790,360
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	162,375,896
Investments — affiliated issuers	2,223
Foreign currency translations	67,455
Net realized gain	162,445,574
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(300,399,017)
Investments — affiliated issuers	(1,425)
Foreign currency translations	(23,947)
Net change in unrealized appreciation (depreciation)	(300,424,389)
Net realized and unrealized loss	(137,978,815)
Net decrease in net assets resulting from operations	$(85,188,455)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018	13

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$52,790,360	$66,768,042
Net realized gain	162,445,574	84,324,895
Net change in unrealized appreciation (depreciation)	(300,424,389)	88,774,724
Net increase (decrease) in net assets resulting from operations	(85,188,455)	239,867,661
Decrease in net assets from capital stock activity	(408,447,805)	(167,213,044)
Total increase (decrease) in net assets	(493,636,260)	72,654,617
Net assets at beginning of year	1,841,734,984	1,769,080,367
Net assets at end of year	$1,348,098,724	$1,841,734,984

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	643,362	16,199,937	369,951	8,778,686
Redemptions	(11,028,572)	(276,248,610)	(1,032,629)	(23,915,705)
Net decrease	(10,385,210)	(260,048,673)	(662,678)	(15,137,019)
Class 2
Subscriptions	253,800	6,328,719	353,263	8,059,052
Redemptions	(401,740)	(10,006,252)	(280,072)	(6,404,288)
Net increase (decrease)	(147,940)	(3,677,533)	73,191	1,654,764
Class 3
Subscriptions	18,538	464,509	19,114	443,081
Redemptions	(5,758,018)	(145,186,108)	(6,641,574)	(154,173,870)
Net decrease	(5,739,480)	(144,721,599)	(6,622,460)	(153,730,789)
Total net decrease	(16,272,630)	(408,447,805)	(7,211,947)	(167,213,044)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018

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Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$25.30	0.85	(2.30)	(1.45)
Year Ended 12/31/2017	$22.12	0.89	2.29	3.18
Year Ended 12/31/2016	$19.46	0.78	1.88	2.66
Year Ended 12/31/2015	$19.99	0.73	(1.26)	(0.53)
Year Ended 12/31/2014	$18.16	0.62	1.21	1.83
Class 2
Year Ended 12/31/2018	$24.81	0.75	(2.24)	(1.49)
Year Ended 12/31/2017	$21.74	0.82	2.25	3.07
Year Ended 12/31/2016	$19.17	0.72	1.85	2.57
Year Ended 12/31/2015	$19.74	0.65	(1.22)	(0.57)
Year Ended 12/31/2014	$17.98	0.57	1.19	1.76
Class 3
Year Ended 12/31/2018	$25.05	0.79	(2.26)	(1.47)
Year Ended 12/31/2017	$21.92	0.86	2.27	3.13
Year Ended 12/31/2016	$19.31	0.75	1.86	2.61
Year Ended 12/31/2015	$19.86	0.68	(1.23)	(0.55)
Year Ended 12/31/2014	$18.07	0.60	1.19	1.79

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$23.85	(5.73%)	0.72%	0.72%	3.31%	87%	$537,062
Year Ended 12/31/2017	$25.30	14.38%	0.73%	0.73%	3.82%	62%	$832,599
Year Ended 12/31/2016	$22.12	13.67%	0.74%	0.74%	3.78%	64%	$742,337
Year Ended 12/31/2015	$19.46	(2.65%)	0.71%	0.71%	3.65%	93%	$657,752
Year Ended 12/31/2014	$19.99	10.08%	0.69%	0.69%	3.25%	86%	$2,235,149
Class 2
Year Ended 12/31/2018	$23.32	(6.01%)	0.97%	0.97%	2.99%	87%	$61,764
Year Ended 12/31/2017	$24.81	14.12%	0.98%	0.98%	3.58%	62%	$69,367
Year Ended 12/31/2016	$21.74	13.41%	0.99%	0.99%	3.52%	64%	$59,186
Year Ended 12/31/2015	$19.17	(2.89%)	0.98%	0.98%	3.33%	93%	$46,304
Year Ended 12/31/2014	$19.74	9.79%	0.94%	0.94%	3.01%	86%	$44,491
Class 3
Year Ended 12/31/2018	$23.58	(5.87%)	0.85%	0.84%	3.11%	87%	$749,273
Year Ended 12/31/2017	$25.05	14.28%	0.86%	0.86%	3.71%	62%	$939,770
Year Ended 12/31/2016	$21.92	13.52%	0.87%	0.87%	3.66%	64%	$967,557
Year Ended 12/31/2015	$19.31	(2.77%)	0.86%	0.86%	3.45%	93%	$982,852
Year Ended 12/31/2014	$19.86	9.91%	0.81%	0.81%	3.14%	86%	$1,196,506
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018	17

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Dividend Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but
18	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date.
20	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.66% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Transactions with affiliates
For the year ended December 31, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $35,636,134, respectively. The sale transactions resulted in a net realized gain of $12,119,607.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.04% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	0.72%	0.76%
Class 2	0.97	1.01
Class 3	0.845	0.885
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
22	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,401,295,773 and $1,745,114,619, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 96.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Dividend Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Dividend Opportunity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018	25

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
26	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018	27

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
28	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
30	Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Dividend Opportunity Fund | Annual Report 2018	31

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Columbia Variable Portfolio – Dividend Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6468 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – U.S. Government Mortgage Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – U.S. Government Mortgage Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – U.S. Government Mortgage Fund (the Fund) seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2012
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2012
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since February 2019
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	1.85	3.02	2.50
Class 2*	05/03/10	1.60	2.75	2.25
Class 3	09/15/99	1.72	2.89	2.39
Bloomberg Barclays U.S. Mortgage-Backed Securities Index		0.99	2.53	3.11
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Fund’s performance prior to May 2013 reflects returns achieved pursuant to a different investment objective and different principal investment strategies. If the Fund’s current investment objective and strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Mortgage-Backed Securities Index, an unmanaged index, includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – U.S. Government Mortgage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Asset-Backed Securities — Agency	0.0 (a)
Asset-Backed Securities — Non-Agency	5.7
Commercial Mortgage-Backed Securities - Agency	7.1
Commercial Mortgage-Backed Securities - Non-Agency	5.0
Money Market Funds	2.4
Options Purchased Calls	0.1
Residential Mortgage-Backed Securities - Agency	71.0
Residential Mortgage-Backed Securities - Non-Agency	8.7
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2018)
AAA rating	80.7
AA rating	3.4
A rating	3.2
BBB rating	2.9
BB rating	1.0
B rating	0.8
Not rated	8.0
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At December 31, 2018, approximately 86.5% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 3 shares returned 1.72%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, which returned 0.99% for the same period. An underweighting of agency mortgage-backed securities (MBS) in favor of off-benchmark structured assets added to the Fund’s relative performance, as did positioning with respect to interest rates.
A tale of two periods
As the period opened, sentiment was buoyed by the passage at the end of 2017 of a tax bill viewed by investors as likely to further boost the U.S. economy. Against a backdrop of arguably full employment, the bond markets were on alert throughout the year for signs of inflationary pressures that could spur the U.S. Federal Reserve (Fed) to accelerate its timetable for normalizing short-term interest rates. Early February saw the posting of hiring and wage growth data for January that notably exceeded expectations, providing further momentum for a rise in longer term Treasury yields. In March, the prospect of a global trade war caused market jitters as the Trump administration announced tariffs on steel and aluminum as well as on a range of imports from China. However, increasingly robust economic growth and corporate earnings data soon overshadowed concerns over protectionist U.S. trade policy, allowing Treasury yields to resume their upward trend and supporting a further tightening of credit spreads.
The fourth quarter of 2018 witnessed a reversal of the conditions that had prevailed for most of the year. Prices declined for risk-oriented segments of the financial markets as mounting evidence of slowing growth overseas highlighted the downside risks of a global trade war. Early measures suggested that U.S. economic activity was starting to slow as well in the quarter, converging with global developed economies. At the same time, unemployment remained under 4% and core consumer inflation continued to hover around the Fed’s 2% target. In response to the combination of a tight labor market and target-level inflation, the Fed continued to tighten monetary policy, raising the fed funds rate in mid-December by a quarter point to the 2.25% to 2.50% range, the fourth such hike of 2018. The Fed also signaled two additional hikes in 2019. Risk markets reacted with alarm, fearing the Fed would overshoot on rates and exacerbate the slowing in economic activity, leading Treasury yields lower on a flight-to-safety trade.
While Treasury yields retreated in the fourth quarter, for the full 12 months ended December 31, 2018, yields finished higher along the length of the yield curve. In addition, the curve flattened as increases on the front-end were more significant. To illustrate, the two-year Treasury yield went from 1.89% to 2.48%, the 10-year from 2.41% to 2.69%, and the 30-year from 2.74% to 3.02%. Agency MBS provided modest positive returns while lagging Treasuries and structured asset classes with exposure to consumer credit fundamentals.
Security selection and credit exposure boosted Fund performance
The Fund’s performance relative to the benchmark for the 12 months was helped by its underweighting of agency MBS in favor of asset categories more sensitive to consumer fundamentals. Security selection within agency MBS was essentially a neutral factor in performance as returns were not highly differentiated across coupons or between Ginnie Mae and conventional pools.
The Fund’s allocation to off-benchmark structured assets including commercial mortgage-backed securities (CMBS) and non-agency MBS added to relative performance for the 12 months. These segments were supported by favorable consumer fundamentals including a backdrop of full employment, wage growth, and low delinquencies on installment debt such as credit card and auto loan receivables. In addition, the housing market remained reasonably resilient despite rising Treasury yields for much of the year and correspondingly higher borrowing costs for home buyers.
4	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The Fund’s tactical positioning over the period with respect to overall portfolio duration and corresponding interest rate sensitivity added to performance. Specifically, the Fund carried a below-benchmark duration as Treasury yields moved higher before shifting to a somewhat longer stance as the fourth quarter progressed. In addition, the Fund was positioned to benefit from the flattening of the yield curve over the 12 months.
There were no material detractors from the Fund’s performance relative to the benchmark for the 12 months.
Derivative positions
During the annual period we sought to protect against the potential for rising interest rates by purchasing options on interest rate swaps (or “swaptions”). In addition, the Fund used Treasury futures contracts to manage interest rate risk in the portfolio. We also used index credit default swaps as a hedge against long cash positions to reduce the Fund’s overall credit exposure. On a stand-alone basis, the Fund’s use of these derivatives had a positive impact on performance.
At period’s end
In our view, the fundamentals in agency MBS remained favorable at the close of the reporting period. Prepayment risk remained low, given historically tight underwriting standards and with many borrowers already having refinanced to lower mortgage rates. While the Fed’s ongoing reduction in the size of its agency MBS portfolio continued to be a near-term headwind, we believe mortgage spreads reflected these dynamics at period end and were attractive on a risk-adjusted basis. From a positioning standpoint, we continued to favor higher coupon mortgages as we believed they offered attractive risk-adjusted yields relative to lower coupon mortgages.
The fundamental and technical backdrop of the non-agency market remained attractive. Consumer credit trends remained positive and underlying loan performance remained strong. While housing activity had slowed recently, mortgage delinquencies remained low and we continued to expect modest home price appreciation to be supportive of non-agency residential credit. Steady job and wage growth in conjunction with relatively low interest rates left the consumer with the lowest debt service levels since 1980.
Despite the relative strength of the consumer, the macro uncertainty surrounding economic growth leaves us more cautious on credit risk. We also believed interest rate risk looked attractive, both outright and as a hedge against any future deterioration in risk sentiment that led spreads to widen and Treasury yields to decline. In an environment where uncertainty remains elevated, we believed that a balanced approach to risk is appropriate and that security selection will be the primary driver of relative performance in this environment.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,021.00	1,023.01	2.36	2.36	0.46
Class 2	1,000.00	1,000.00	1,019.00	1,021.74	3.63	3.64	0.71
Class 3	1,000.00	1,000.00	1,019.90	1,022.40	2.97	2.97	0.58
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2001-20H Class 1
08/01/2021	6.340%	5,771	5,891
Total Asset-Backed Securities — Agency (Cost $5,772)			5,891

Asset-Backed Securities — Non-Agency 7.3%

Apidos CLO XXVIII(a),(b)
Series 2017-28A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 01/20/2031	4.169%	4,125,000	3,839,513
Avant Loans Funding Trust(a)
Subordinated, Series 2018-B Class B
07/15/2022	4.110%	5,430,000	5,447,964
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-1A Class BR
3-month USD LIBOR + 2.350% 08/14/2030	4.964%	1,900,000	1,849,386
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	4.136%	2,750,000	2,559,738
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	3.856%	6,500,000	6,291,805
Conn’s Receivables Funding LLC(a)
Subordinated, Series 2017-B Class B
04/15/2021	4.520%	2,461,646	2,466,823
Madison Park Funding Ltd.(a),(b)
Series 2015-18A Class CR
3-month USD LIBOR + 1.950% 10/21/2030	4.419%	6,000,000	5,690,202
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	9.719%	2,000,000	1,975,982
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/23/2029	9.139%	3,000,000	2,904,261
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	4.270%	3,000,000	2,972,295
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class B
06/17/2024	3.900%	3,500,000	3,501,731
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2017-1A Class C
06/15/2023	5.800%	4,750,000	4,805,589
Subordinated, Series 2017-2A Class C
09/15/2023	5.370%	4,000,000	4,020,955
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	3.836%	3,750,000	3,632,509
SCF Equipment Leasing LLC(a)
Series 2017-2A Class A
12/20/2023	3.410%	3,206,718	3,204,418
SoFi Consumer Loan Program Trust(a)
Series 2018-3 Class B
08/25/2027	4.020%	4,500,000	4,566,246
SoFi Professional Loan Program LLC(a),(c),(d),(e),(f)
Series 2015-D Class RC
10/26/2037	0.000%	3	1,096,714
Series 2016-A Class RIO
01/25/2038	0.000%	3	731,784
Series 2016-A Class RPO
01/25/2038	0.000%	4	1,642,652
Series 2016-B Class RC
04/25/2037	0.000%	2	596,167
SoFi Professional Loan Program LLC(a),(c),(e),(f)
Series 2017-A Class R
03/26/2040	0.000%	30,000	1,729,500
Sounds Point IV-R CLO Ltd.(a),(b)
Series 2013-3RA Class B
3-month USD LIBOR + 1.750% Floor 1.750% 04/18/2031	4.195%	5,000,000	4,917,640
Total Asset-Backed Securities — Non-Agency (Cost $74,303,188)			70,443,874

Commercial Mortgage-Backed Securities - Agency 9.2%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K057 Class A2
07/25/2026	2.570%	14,000,000	13,437,116
Series K063 Class A2
01/25/2027	3.430%	4,395,000	4,448,856
Series K725 Class A2
01/25/2024	3.002%	20,000,000	20,016,372
Federal National Mortgage Association(g)
Series 2017-M15 Class ATS2
11/25/2027	3.136%	7,000,000	6,897,171
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-M7 Class A2
03/25/2028	3.052%	25,000,000	24,322,370
Federal National Mortgage Association
Series 2017-T1 Class A
06/25/2027	2.898%	3,994,997	3,790,606
FRESB Mortgage Trust(g)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	7,952,395	7,834,749
Government National Mortgage Association
CMO Series 2013-179 Class A
07/16/2037	1.800%	5,030,090	4,881,523
Series 2017-190 Class AD
03/16/2060	2.600%	3,674,100	3,469,298
Total Commercial Mortgage-Backed Securities - Agency (Cost $90,275,228)			89,098,061

Commercial Mortgage-Backed Securities - Non-Agency 6.5%

Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	4.255%	3,500,000	3,449,541
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	4.705%	8,000,000	7,895,638
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated, Series 2014-USA Class D
09/15/2037	4.373%	3,120,000	2,953,593
Subordinated, Series 2014-USA Class E
09/15/2037	4.373%	4,500,000	4,026,914
Subordinated, Series 2014-USA Class F
09/15/2037	4.373%	1,000,000	841,735
Direxion Daily Retail Bull(a),(b)
Series 2018-RVP Class B
1-month USD LIBOR + 1.750% Floor 1.750% 03/15/2033	4.205%	7,500,000	7,427,112
Hilton U.S.A. Trust(a),(g)
Series 2016-HHV Class F
11/05/2038	4.194%	7,500,000	6,744,995
Hilton U.S.A. Trust(a)
Series 2016-SFP Class A
11/05/2035	2.828%	1,100,000	1,073,332
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	1,000,000	1,010,826
Subordinated, Series 2016-SFP Class F
11/05/2035	6.155%	2,000,000	2,021,154
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independence Plaza Trust(a)
Series 2018-INDP Class C
07/10/2035	4.158%	4,000,000	4,024,356
Invitation Homes Trust(a),(b)
Series 2017-SFR2 Class E
1-month USD LIBOR + 2.250% Floor 2.250% 12/17/2036	4.706%	5,000,000	5,026,309
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2011-C3 Class A4
02/15/2046	4.717%	157,673	161,970
Progress Residential Trust(a)
Series 2017-SFR1 Class E
08/17/2034	4.261%	2,000,000	1,995,062
Series 2018-SF3 Class B
10/17/2035	4.079%	8,500,000	8,575,494
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 02/15/2032	3.955%	2,500,000	2,484,805
Series 2018-NYCH Class D
1-month USD LIBOR + 2.100% Floor 2.100% 02/15/2032	4.555%	3,050,000	3,027,657
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $62,017,666)			62,740,493

Residential Mortgage-Backed Securities - Agency 91.1%

Federal Home Loan Mortgage Corp.
09/01/2019	5.500%	7,661	7,669
06/01/2021- 10/01/2045	3.500%	70,790,840	71,236,914
03/01/2022- 09/01/2037	6.000%	34,321	36,874
10/01/2023- 10/01/2040	5.000%	9,569,409	10,057,593
07/01/2039- 06/01/2048	4.500%	30,665,327	31,826,703
10/01/2041- 03/01/2046	4.000%	54,623,980	56,044,847
11/01/2042	3.000%	13,882,931	13,635,913
Federal Home Loan Mortgage Corp.(b)
12-month USD LIBOR + 1.619% Cap 10.951% 01/01/2037	3.765%	80,478	83,725
12-month USD LIBOR + 1.910% Cap 10.615% 09/01/2037	4.636%	116,244	121,777

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4119 Class SP
-0.6 x 1-month USD LIBOR + 2.571% Cap 2.571% 10/15/2042	1.169%	22,084	22,518
Federal Home Loan Mortgage Corp.(h)
01/14/2049	3.500%	18,000,000	17,989,641
01/14/2049	4.500%	15,000,000	15,526,382
Federal Home Loan Mortgage Corp.(b),(i)
CMO Series 264 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2042	3.495%	11,870,694	1,902,286
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	3.495%	17,615,892	3,308,393
CMO Series 4083 Class CS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 12/15/2038	4.195%	3,698,840	227,882
CMO Series 4094 Class SY
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 08/15/2042	3.625%	7,971,741	1,466,068
CMO Series 4174 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/15/2039	3.745%	9,208,291	889,463
CMO Series 4183 Class AS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/15/2039	3.695%	4,362,172	466,110
CMO Series 4223 Class DS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2038	3.645%	2,811,795	190,111
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	3.445%	5,540,838	1,011,306
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4594 Class SA
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 06/15/2046	3.495%	14,869,978	2,757,639
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	3.515%	5,784,010	973,401
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	3.545%	2,824,528	450,810
Federal Home Loan Mortgage Corp.(i)
CMO Series 266
07/15/2042	4.000%	6,851,476	1,346,563
CMO Series 267
08/15/2042	4.000%	5,633,608	1,098,254
CMO Series 4120 Class AI
11/15/2039	3.500%	3,618,129	385,258
CMO Series 4121 Class IA
01/15/2041	3.500%	3,838,683	452,632
CMO Series 4122 Class JI
12/15/2040	4.000%	5,477,623	620,534
CMO Series 4139 Class CI
05/15/2042	3.500%	2,732,940	351,979
CMO Series 4147 Class CI
01/15/2041	3.500%	9,198,616	1,299,818
CMO Series 4148 Class BI
02/15/2041	4.000%	2,888,804	372,300
CMO Series 4177 Class IY
03/15/2043	4.000%	11,534,379	2,317,012
CMO Series 4182 Class DI
05/15/2039	3.500%	11,635,046	1,130,843
CMO Series 4213 Class DI
06/15/2038	3.500%	9,064,107	834,604
Federal Home Loan Mortgage Corp.(g),(i)
CMO Series 4068 Class GI
09/15/2036	1.627%	5,618,004	275,550
Federal National Mortgage Association
02/01/2022- 12/01/2037	5.000%	14,664,787	15,581,473
08/01/2022	6.000%	1,021	1,096
09/01/2023- 11/01/2023	5.500%	1,865,843	1,939,181
03/01/2027- 03/01/2028	2.500%	20,943,372	20,668,259

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/01/2027- 04/01/2048	3.500%	99,033,501	99,470,048
05/01/2027- 11/01/2042	3.000%	28,650,323	28,446,154
07/01/2039- 08/01/2047	4.500%	41,000,362	42,843,518
11/01/2042- 06/01/2048	4.000%	108,144,977	110,935,380
CMO Series 2017-72 Class B
09/25/2047	3.000%	7,838,353	7,809,608
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.383% Cap 9.661% 02/01/2033	3.883%	18,234	18,779
6-month USD LIBOR + 1.416% Cap 9.968% 07/01/2033	4.038%	3,224	3,237
12-month USD LIBOR + 1.638% Cap 9.750% 12/01/2033	4.840%	2,847	2,975
12-month USD LIBOR + 1.688% Cap 9.600% 06/01/2034	4.199%	65,017	67,524
Federal National Mortgage Association(h)
01/17/2034	2.500%	40,000,000	39,063,281
01/17/2034- 01/14/2049	3.000%	30,000,000	29,811,509
01/14/2049	3.500%	80,000,000	79,985,938
01/14/2049	4.000%	8,000,000	8,155,000
Federal National Mortgage Association(j)
05/01/2039	4.500%	4,331,363	4,540,955
Federal National Mortgage Association(g)
CMO Series 2003-W11 Class A1
06/25/2033	5.589%	1,115	1,162
Federal National Mortgage Association(g),(i)
CMO Series 2006-5 Class N1
08/25/2034	1.933%	4,852,998	1
Federal National Mortgage Association(i)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	11,240,617	1,548,888
CMO Series 2012-121 Class GI
08/25/2039	3.500%	6,673,283	829,150
CMO Series 2012-129 Class IC
01/25/2041	3.500%	6,662,008	1,041,332
CMO Series 2012-133 Class EI
07/25/2031	3.500%	2,268,692	243,571
CMO Series 2012-134 Class AI
07/25/2040	3.500%	10,128,018	1,457,064
CMO Series 2012-144 Class HI
07/25/2042	3.500%	2,476,472	302,814
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-40 Class IP
09/25/2040	4.000%	10,926,458	1,281,317
CMO Series 2012-96 Class CI
04/25/2039	3.500%	3,711,795	345,257
CMO Series 2013-1 Class AI
02/25/2043	3.500%	2,761,533	581,300
CMO Series 2013-1 Class BI
02/25/2040	3.500%	7,158,271	710,645
CMO Series 2013-10 Class AI
11/25/2041	3.500%	10,530,144	1,134,350
CMO Series 2013-16
01/25/2040	3.500%	6,256,612	718,343
CMO Series 2013-41 Class IY
05/25/2040	3.500%	13,432,085	1,433,923
CMO Series 2013-6 Class MI
02/25/2040	3.500%	6,977,135	936,134
Federal National Mortgage Association(b),(i)
CMO Series 2012-80 Class DS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 06/25/2039	4.144%	2,224,441	255,682
CMO Series 2012-99 Class SL
-1.0 x 1-month USD LIBOR + 6.620% Cap 6.620% 09/25/2042	4.114%	10,667,548	2,048,606
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	3.644%	5,868,534	976,049
CMO Series 2016-37 Class SA
-1.0 x 1-month USD LIBOR + 5.850% Cap 5.850% 06/25/2046	3.344%	7,582,115	1,294,808
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	3.494%	18,108,986	3,392,302
CMO Series 2017-3 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/25/2047	3.494%	13,472,090	2,413,381

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-51 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	3.644%	16,421,664	3,031,853
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	3.644%	7,987,994	1,470,820
Government National Mortgage Association
03/15/2029- 03/15/2033	6.000%	94,612	101,504
08/20/2040	5.000%	4,988,844	5,268,821
07/20/2041	4.500%	6,860,610	7,197,349
Government National Mortgage Association(h)
01/23/2049	3.000%	35,000,000	34,466,113
01/23/2049	3.500%	15,000,000	15,092,578
01/23/2049	4.500%	40,000,000	41,389,844
Government National Mortgage Association(i)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	4,214,565	760,986
CMO Series 2012-129 Class AI
08/20/2037	3.000%	4,766,498	435,282
CMO Series 2014-131 Class EI
09/16/2039	4.000%	5,703,516	856,204
Government National Mortgage Association(b),(i)
CMO Series 2014-131 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/16/2044	3.745%	3,313,945	713,544
CMO Series 2015-144 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2045	3.730%	7,237,544	1,266,144
CMO Series 2016-108 Class SN
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 08/20/2046	3.610%	4,747,479	943,999
CMO Series 2017-101 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2047	3.730%	7,995,430	1,308,651
CMO Series 2017-170 Class QS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	3.730%	9,242,524	1,596,425
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-1 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	3.730%	7,158,651	1,240,748
CMO Series 2018-105 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	3.730%	10,888,990	1,841,541
CMO Series 2018-139 Class KS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	3.680%	12,611,194	2,397,525
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	3.680%	11,482,209	1,810,743
CMO Series 2018-21 Class WS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 02/20/2048	3.730%	8,815,207	1,708,637
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	3.730%	5,701,440	989,878
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	3.730%	6,779,114	1,223,233
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	3.730%	9,820,045	1,876,587
CMO Series 2018-97 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	3.730%	9,629,631	1,715,648
Total Residential Mortgage-Backed Securities - Agency (Cost $904,432,238)			883,714,023

Residential Mortgage-Backed Securities - Non-Agency 11.1%

American Mortgage Trust(d),(e),(g)
CMO Series 2093-3 Class 3A
07/27/2023	8.188%	428	260

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Angel Oak Mortgage Trust I LLC(a),(g)
CMO Series 2017-2 Class M1
07/25/2047	3.737%	5,700,000	5,662,643
Angel Oak Mortgage Trust LLC(a),(g)
CMO Series 2017-3 Class M1
11/25/2047	3.900%	2,500,000	2,491,413
ASG Resecuritization Trust(a),(g)
CMO Series 2013-2 Class 2A70
11/28/2035	4.118%	592,621	592,978
Bayview Opportunity Master Fund IIIa Trust(a)
Series 2017-RN8 Class A1
11/28/2032	3.352%	903,661	899,685
BCAP LLC Trust(a),(g)
CMO Series 2010-RR13 Class 1A1
06/27/2037	3.525%	967,033	962,898
CMO Series 2012-RR7 Class 2A3
07/26/2036	4.434%	74,566	74,283
CMO Series 2013-RR5 Class 4A1
09/26/2036	3.000%	941,854	930,155
BCAP LLC Trust(a)
CMO Series 2012-RR11 Class 3A2
04/26/2036	4.000%	319,456	318,582
CMO Series 2013-RR1 Class 10A1
10/26/2036	3.000%	68,593	68,429
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1B
1-month USD LIBOR + 1.350% 08/25/2028	3.856%	6,000,000	6,030,230
CMO Series 2018-3A Class M1B
1-month USD LIBOR + 1.850% Floor 1.850% 10/25/2027	4.356%	8,500,000	8,486,475
CIM Trust(a)
CMO Series 2017-6 Class A1
06/25/2057	3.015%	2,249,971	2,181,122
Citigroup Mortgage Loan Trust(a),(g)
CMO Series 2014-C Class A
02/25/2054	3.250%	622,591	612,655
CMO Series 2015-A Class B3
06/25/2058	4.500%	2,738,402	2,656,519
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2014-A Class B2
01/25/2035	5.486%	2,228,214	2,378,449
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	3,540,034	3,447,589
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A2
05/25/2046	3.500%	332,320	329,863
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COLT Mortgage Loan Trust(a),(g)
CMO Series 2016-2 Class A2
09/25/2046	3.250%	658,648	655,940
Credit Suisse Mortgage Capital Certificates(a),(g)
CMO Series 2013-7R Class 3A1
02/26/2035	3.875%	1,009,061	1,004,366
CMO Series 2014-2R Class 17A2
04/27/2037	4.158%	2,369,741	2,364,841
Credit Suisse Mortgage Capital Certificates(a)
Series 2014-2R Class 17A1
04/27/2037	2.500%	78,502	78,355
Deephaven Residential Mortgage Trust(a)
CMO Series 2017-3A Class A3
10/25/2047	2.813%	1,111,959	1,100,963
Deephaven Residential Mortgage Trust(a),(g)
CMO Series 2018-3A Class M1
08/25/2058	4.357%	2,000,000	2,019,905
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-1 Class A3
06/25/2048	3.999%	2,914,043	2,940,384
Homeward Opportunities Fund I Trust(a),(e)
CMO Series 2018-2 Class M1
11/25/2058	4.747%	3,875,000	3,865,312
Mill City Mortgage Trust(a),(g)
CMO Series 2015-1 Class M1
06/25/2056	3.785%	3,000,000	3,081,210
New Residential Mortgage Loan Trust(a),(g),(i)
CMO Series 2014-1A Class AIO
01/25/2054	2.293%	26,545,760	1,120,966
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class C
01/25/2023	3.981%	3,123,817	3,104,571
Subordinated, CMO Series 2018-PLS2 Class B
02/25/2023	3.709%	4,021,990	4,011,392
Oak Hill Advisors Residential Loan Trust(a)
CMO Series 2017-NPL1 Class A1
06/25/2057	3.000%	1,816,291	1,778,512
Oaktown Re Ltd.(a),(b)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	4.756%	811,366	813,731
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	5.356%	10,000,000	10,021,483
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	5.156%	8,000,000	8,016,716

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A1
09/25/2022	3.470%	5,816,944	5,788,252
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2017-3A Class A1
11/25/2022	3.470%	3,656,236	3,632,287
Pretium Mortgage Credit Partners I LLC(a)
CMO Series 2018-NPL1 Class A1
01/27/2033	3.375%	3,201,512	3,172,063
Pretium Mortgage Credit Partners LLC(a),(g)
CMO Series 2017-NPL5 Class A1
12/30/2032	3.327%	3,338,875	3,298,795
RBSSP Resecuritization Trust(a),(g)
CMO Series 2012-1 Class 5A2
12/27/2035	4.238%	2,389,640	2,399,881
Vericrest Opportunity Loan Transferee LXXI LLC(a)
CMO Series 2018-NPL7 Class A1A
09/25/2048	3.967%	3,184,233	3,166,984
Verus Securitization Trust(a),(g)
CMO Series 2018-INV1 Class A2
03/25/2058	3.857%	1,091,575	1,098,182
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-INV1 Class A3
03/25/2058	4.059%	1,427,444	1,436,053
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $106,806,472)			108,095,372

Options Purchased Calls 0.1%
Value ($)
(Cost $420,000)	682,168

Money Market Funds 3.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(k),(l)	30,524,096	30,521,043
Total Money Market Funds (Cost $30,521,043)		30,521,043
Total Investments in Securities (Cost: $1,268,781,607)		1,245,300,925
Other Assets & Liabilities, Net		(275,412,998)
Net Assets		969,887,927

At December 31, 2018, securities and/or cash totaling $3,120,976 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	840	03/2019	USD	102,493,125	1,376,125	—
U.S. Treasury 2-Year Note	42	03/2019	USD	8,917,125	60,972	—
Total					1,437,097	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(14)	03/2019	USD	(2,044,000)	—	(92,671)
U.S. Treasury 5-Year Note	(307)	03/2019	USD	(35,209,063)	—	(573,856)
Total					—	(666,527)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	80,000,000	80,000,000	2.50	06/19/2019	420,000	682,168

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
December 31, 2018
Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(38,000,000)	(38,000,000)	3.25	02/28/2019	(204,250)	(12,692)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	4.961	USD	2,000,000	(251,801)	1,167	—	(223,464)	—	(27,170)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	4.943	USD	3,000,000	(345,000)	1,750	—	(312,680)	—	(30,570)
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	8.367	USD	3,000,000	(484,500)	1,750	—	(407,732)	—	(75,018)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	5.122	USD	2,500,000	(212,999)	1,458	—	(155,854)	—	(55,687)
Total								(1,294,300)	6,125	—	(1,099,730)	—	(188,445)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	4.519	USD	20,325,000	(410,538)	—	—	—	(410,538)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $241,279,479, which represents 24.88% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2018.
(c)	Represents shares owned in the residual interest of an asset-backed securitization.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2018, the total value of these securities amounted to $4,067,577, which represents 0.42% of total net assets.
(e)	Valuation based on significant unobservable inputs.
(f)	Zero coupon bond.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments  (continued)
(h)	Represents a security purchased on a when-issued basis.
(i)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(j)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(k)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	20,979,541	494,581,472	(485,036,917)	30,524,096	(1,083)	(2,098)	310,286	30,521,043
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	5,891	—	—	5,891
Asset-Backed Securities — Non-Agency	—	64,647,057	5,796,817	—	70,443,874
Commercial Mortgage-Backed Securities - Agency	—	89,098,061	—	—	89,098,061
Commercial Mortgage-Backed Securities - Non-Agency	—	62,740,493	—	—	62,740,493
Residential Mortgage-Backed Securities - Agency	—	883,714,023	—	—	883,714,023
Residential Mortgage-Backed Securities - Non-Agency	—	104,229,800	3,865,572	—	108,095,372
Options Purchased Calls	—	682,168	—	—	682,168
Money Market Funds	—	—	—	30,521,043	30,521,043
Total Investments in Securities	—	1,205,117,493	9,662,389	30,521,043	1,245,300,925
Investments in Derivatives
Asset
Futures Contracts	1,437,097	—	—	—	1,437,097
Liability
Futures Contracts	(666,527)	—	—	—	(666,527)
Options Contracts Written	—	(12,692)	—	—	(12,692)
Swap Contracts	—	(598,983)	—	—	(598,983)
Total	770,570	1,204,505,818	9,662,389	30,521,043	1,245,459,820
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 12/31/2017 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2018 ($)
Asset-Backed Securities — Non-Agency	12,186,998	—	—	(2,265,181)	—	—	—	(4,125,000)	5,796,817
Residential Mortgage-Backed Securities — Non-Agency	24,280,441	6	—	(33,747)	3,874,985	(19,300,145)	—	(4,955,968)	3,865,572
Total	36,467,439	6	—	(2,298,928)	3,874,985	(19,300,145)	—	(9,080,968)	9,662,389
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2018 was $(2,274,803), which is comprised of Asset-Backed Securities — Non-Agency of $(2,265,181) and Residential Mortgage-Backed Securities — Non-Agency of $(9,622).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset backed securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, single market quotations, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	17

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,237,840,564)	$1,214,097,714
Affiliated issuers (cost $30,521,043)	30,521,043
Options purchased (cost $420,000)	682,168
Cash	229,360
Cash collateral held at broker for:
Swap contracts	1,106,000
Margin deposits on:
Swap contracts	1,081,324
Receivable for:
Investments sold	103,675
Capital shares sold	8,300
Dividends	52,539
Interest	4,085,500
Variation margin for futures contracts	334,031
Variation margin for swap contracts	13,111
Prepaid expenses	3,439
Total assets	1,252,318,204
Liabilities
Option contracts written, at value (premiums received $204,250)	12,692
Unrealized depreciation on swap contracts	188,445
Upfront receipts on swap contracts	1,099,730
Payable for:
Investments purchased on a delayed delivery basis	279,154,900
Capital shares purchased	1,358,681
Variation margin for futures contracts	83,313
Management services fees	350,656
Distribution and/or service fees	15,446
Service fees	9,031
Compensation of board members	88,598
Compensation of chief compliance officer	214
Other expenses	68,571
Total liabilities	282,430,277
Net assets applicable to outstanding capital stock	$969,887,927
Represented by
Paid in capital	972,050,836
Total distributable earnings (loss) (Note 2)	(2,162,909)
Total - representing net assets applicable to outstanding capital stock	$969,887,927
Class 1
Net assets	$847,751,647
Shares outstanding	82,885,433
Net asset value per share	$10.23
Class 2
Net assets	$22,932,357
Shares outstanding	2,248,008
Net asset value per share	$10.20
Class 3
Net assets	$99,203,923
Shares outstanding	9,699,128
Net asset value per share	$10.23
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$2,719,358
Dividends — affiliated issuers	310,286
Interest	30,646,203
Total income	33,675,847
Expenses:
Management services fees	4,277,183
Distribution and/or service fees
Class 2	59,001
Class 3	135,634
Service fees	113,198
Compensation of board members	25,112
Custodian fees	47,216
Printing and postage fees	28,758
Audit fees	46,550
Legal fees	15,755
Interest on collateral	6,819
Compensation of chief compliance officer	203
Other	20,001
Total expenses	4,775,430
Net investment income	28,900,417
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(7,554,959)
Investments — affiliated issuers	(1,083)
Futures contracts	(304,360)
Options purchased	2,347,000
Options contracts written	63,125
Swap contracts	153,947
Net realized loss	(5,296,330)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(9,785,826)
Investments — affiliated issuers	(2,098)
Futures contracts	1,063,912
Options purchased	1,920,893
Options contracts written	191,558
Swap contracts	116,556
Net change in unrealized appreciation (depreciation)	(6,495,005)
Net realized and unrealized loss	(11,791,335)
Net increase in net assets resulting from operations	$17,109,082
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	19

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$28,900,417	$29,875,604
Net realized gain (loss)	(5,296,330)	2,294,728
Net change in unrealized appreciation (depreciation)	(6,495,005)	3,381,932
Net increase in net assets resulting from operations	17,109,082	35,552,264
Distributions to shareholders
Net investment income and net realized gains
Class 1	(25,694,747)
Class 2	(628,580)
Class 3	(3,051,285)
Net investment income
Class 1		(26,455,139)
Class 2		(677,858)
Class 3		(3,577,380)
Net realized gains
Class 1		(612,119)
Class 2		(17,158)
Class 3		(86,385)
Total distributions to shareholders (Note 2)	(29,374,612)	(31,426,039)
Decrease in net assets from capital stock activity	(61,630,729)	(156,649,714)
Total decrease in net assets	(73,896,259)	(152,523,489)
Net assets at beginning of year	1,043,784,186	1,196,307,675
Net assets at end of year	$969,887,927	$1,043,784,186
Undistributed net investment income	$29,179,128	$28,796,702

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	3,556,707	36,139,197	3,815,490	39,606,208
Distributions reinvested	2,564,346	25,694,747	2,635,233	27,067,258
Redemptions	(10,115,204)	(102,502,928)	(19,494,401)	(202,768,935)
Net decrease	(3,994,151)	(40,668,984)	(13,043,678)	(136,095,469)
Class 2
Subscriptions	318,150	3,215,006	442,048	4,596,974
Distributions reinvested	62,795	628,580	67,733	695,016
Redemptions	(534,380)	(5,423,566)	(547,587)	(5,681,281)
Net decrease	(153,435)	(1,579,980)	(37,806)	(389,291)
Class 3
Subscriptions	117,314	1,187,260	259,469	2,703,093
Distributions reinvested	304,216	3,051,285	356,358	3,663,765
Redemptions	(2,328,745)	(23,620,310)	(2,555,477)	(26,531,812)
Net decrease	(1,907,215)	(19,381,765)	(1,939,650)	(20,164,954)
Total net decrease	(6,054,801)	(61,630,729)	(15,021,134)	(156,649,714)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

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Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$10.35	0.30	(0.11)	0.19	(0.30)	(0.01)	(0.31)
Year Ended 12/31/2017	$10.32	0.29	0.05	0.34	(0.30)	(0.01)	(0.31)
Year Ended 12/31/2016	$10.42	0.25	0.03	0.28	(0.30)	(0.08)	(0.38)
Year Ended 12/31/2015	$10.62	0.26	(0.12)	0.14	(0.32)	(0.02)	(0.34)
Year Ended 12/31/2014	$10.22	0.26	0.34	0.60	(0.20)	—	(0.20)
Class 2
Year Ended 12/31/2018	$10.32	0.27	(0.11)	0.16	(0.27)	(0.01)	(0.28)
Year Ended 12/31/2017	$10.30	0.26	0.05	0.31	(0.28)	(0.01)	(0.29)
Year Ended 12/31/2016	$10.40	0.22	0.04	0.26	(0.28)	(0.08)	(0.36)
Year Ended 12/31/2015	$10.59	0.23	(0.10)	0.13	(0.30)	(0.02)	(0.32)
Year Ended 12/31/2014	$10.20	0.23	0.33	0.56	(0.17)	—	(0.17)
Class 3
Year Ended 12/31/2018	$10.35	0.28	(0.11)	0.17	(0.28)	(0.01)	(0.29)
Year Ended 12/31/2017	$10.32	0.27	0.06	0.33	(0.29)	(0.01)	(0.30)
Year Ended 12/31/2016	$10.42	0.24	0.03	0.27	(0.29)	(0.08)	(0.37)
Year Ended 12/31/2015	$10.62	0.25	(0.12)	0.13	(0.31)	(0.02)	(0.33)
Year Ended 12/31/2014	$10.22	0.25	0.34	0.59	(0.19)	—	(0.19)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$10.23	1.85%	0.46% (c)	0.46% (c)	2.91%	286%	$847,752
Year Ended 12/31/2017	$10.35	3.34%	0.48%	0.48%	2.77%	320%	$898,922
Year Ended 12/31/2016	$10.32	2.71%	0.50%	0.50%	2.38%	333%	$1,031,382
Year Ended 12/31/2015	$10.42	1.34%	0.50%	0.50%	2.45%	356%	$1,247,913
Year Ended 12/31/2014	$10.62	5.92%	0.49%	0.49%	2.48%	300%	$1,652,306
Class 2
Year Ended 12/31/2018	$10.20	1.60%	0.71% (c)	0.71% (c)	2.66%	286%	$22,932
Year Ended 12/31/2017	$10.32	2.99%	0.73%	0.73%	2.52%	320%	$24,782
Year Ended 12/31/2016	$10.30	2.45%	0.75%	0.75%	2.13%	333%	$25,112
Year Ended 12/31/2015	$10.40	1.19%	0.75%	0.75%	2.20%	356%	$24,470
Year Ended 12/31/2014	$10.59	5.57%	0.74%	0.74%	2.23%	300%	$25,273
Class 3
Year Ended 12/31/2018	$10.23	1.72%	0.58% (c)	0.58% (c)	2.78%	286%	$99,204
Year Ended 12/31/2017	$10.35	3.22%	0.61%	0.61%	2.65%	320%	$120,079
Year Ended 12/31/2016	$10.32	2.58%	0.62%	0.62%	2.25%	333%	$139,813
Year Ended 12/31/2015	$10.42	1.21%	0.62%	0.62%	2.33%	356%	$151,492
Year Ended 12/31/2014	$10.62	5.78%	0.62%	0.62%	2.35%	300%	$177,268
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	23

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – U.S. Government Mortgage Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
24	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
December 31, 2018
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund
26	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
December 31, 2018
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
28	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,437,097*
Interest rate risk	Investments, at value — Options purchased	682,168
Total		2,119,265

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	598,983*
Credit risk	Upfront receipts on swap contracts	1,099,730
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	666,527*
Interest rate risk	Options contracts written, at value	12,692
Total		2,377,932

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	153,947	153,947
Interest rate risk	(304,360)	63,125	2,347,000	—	2,105,765
Total	(304,360)	63,125	2,347,000	153,947	2,259,712

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	116,556	116,556
Interest rate risk	1,063,912	191,558	1,920,893	—	3,176,363
Total	1,063,912	191,558	1,920,893	116,556	3,292,919
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	106,050,458
Futures contracts — short	36,520,850
Credit default swap contracts — buy protection	9,925,000
Credit default swap contracts — sell protection	16,268,750

Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
December 31, 2018
Derivative instrument	Average value ($)*
Options contracts — purchased	677,214
Options contracts — written	(593,397)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
30	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
	Citi ($)	JPMorgan ($)	Morgan Stanley (a) ($)	Morgan Stanley (a) ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	13,111	13,111
Options purchased calls	682,168	-	-	-	682,168
Total assets	682,168	-	-	13,111	695,279
Liabilities
Options contracts written	12,692	-	-	-	12,692
OTC credit default swap contracts (c)	-	250,634	1,037,541	-	1,288,175
Total liabilities	12,692	250,634	1,037,541	-	1,300,867
Total financial and derivative net assets	669,476	(250,634)	(1,037,541)	13,111	(605,588)
Total collateral received (pledged) (d)	585,000	(40,000)	(1,037,541)	-	(492,541)
Net amount (e)	84,476	(210,634)	-	13,111	(113,047)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
December 31, 2018
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
32	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.43% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.01% of the Fund’s average daily net assets.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
December 31, 2018
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	0.59%	0.62%
Class 2	0.84	0.87
Class 3	0.715	0.745
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for derivative investments, tax straddles, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities, distribution reclassifications and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(14,775)	14,775	—
34	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
29,374,612	—	29,374,612	31,426,039	—	31,426,039
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
25,799,602	—	(4,923,497)	(23,216,254)
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,268,676,074	12,065,720	(35,281,974)	(23,216,254)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	1,774,853	3,148,644	4,923,497	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,494,504,857 and $3,524,284,148, respectively, for the year ended December 31, 2018, of which $3,328,954,746 and $3,367,783,609, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
December 31, 2018
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
36	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 98.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
December 31, 2018
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
38	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – U.S. Government Mortgage Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - U.S. Government Mortgage Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	39

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
40	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	41

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
42	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	43

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
44	Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – U.S. Government Mortgage Fund | Annual Report 2018	45

Columbia Variable Portfolio – U.S. Government Mortgage Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6489 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Large Cap Index Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Large Cap Index Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Large Cap Index Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Vadim Shteyn
Portfolio Manager
Managed Fund since 2011
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	04/25/11	-4.68	8.13	12.73
Class 2*	04/25/11	-4.95	7.88	12.51
Class 3	05/01/00	-4.81	8.01	12.63
S&P 500 Index		-4.38	8.49	13.12
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Microsoft Corp.	3.7
Apple, Inc.	3.4
Amazon.com, Inc.	2.9
Berkshire Hathaway, Inc., Class B	1.9
Johnson & Johnson	1.6
JPMorgan Chase & Co.	1.5
Alphabet, Inc., Class C	1.5
Facebook, Inc., Class A	1.5
Alphabet, Inc., Class A	1.5
Exxon Mobil Corp.	1.4
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	98.0
Money Market Funds	2.0
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	10.1
Consumer Discretionary	9.9
Consumer Staples	7.4
Energy	5.3
Financials	13.4
Health Care	15.5
Industrials	9.2
Information Technology	20.1
Materials	2.7
Real Estate	3.0
Utilities	3.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At December 31, 2018, approximately 42.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 3 shares returned -4.81%. The Fund closely tracked its benchmark, the unmanaged S&P 500 Index, which returned -4.38% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
U.S. equity market returns challenged by heightened volatility
2018 proved to be a volatile year for U.S. equity markets, with all major U.S. equity indices finishing in the red by the end of December.
Equity markets got off to a strong start as 2018 began, continuing the momentum created by tax reform legislation enacted at the end of 2017. However, as fears heightened regarding the pace of U.S. interest rate hikes, U.S. equity markets sold off and volatility spiked dramatically in February 2018. These fears subsequently abated somewhat, and U.S. equity markets climbed higher, supported by a combination of robust economic growth and strong corporate profits. Still, volatility remained elevated, as uncertainties regarding potential U.S. tariffs, prospects of ongoing monetary tightening and growing possibilities of a global trade war weighed on investor sentiment.
All of these concerns came to a head in the last quarter of the year. After second and third calendar quarters of generally solid gains, supported by a combination of healthy economic growth, strong corporate profits and rising earnings estimates, U.S. equities fell sharply again in the fourth quarter of 2018. U.S. equity markets began selling off in earnest in October, as worries about the Federal Reserve’s (Fed) interest rate policy increased, stoked in large part by criticisms of the Fed from the U.S. President. In addition, the short-term end of the U.S. Treasury yield curve inverted, meaning shorter term yields were higher than longer term yields, giving investors pause on the trajectory of U.S. economic growth. Fears of a slowing economy, coupled with U.S.-China trade relations, a fourth interest rate hike by the Fed within the calendar year, political squabbles and a government shutdown, along with a host of other worries, resulted in the worst December for U.S. equity markets since the Great Depression of 1931.
The S&P 500 Index closed the calendar year with a -4.38% return, the worst calendar year since 2008. However, this was still substantially better than the performance of the U.S. small-cap market, as the Russell 2000 Index returned -11.01% for the same period. For the 12 months ended December 31, 2018, growth stocks significantly outperformed value stocks across the capitalization spectrum. Within the large-cap segment, the Russell 1000 Growth Index returned -1.51% for the annual period versus the -8.27% return of the Russell 1000 Value Index, though value did outperform growth on a relative basis in the fourth quarter, reversing the trend of the prior seven consecutive quarters.
S&P 500 Index posted negative returns, led by declines in energy
Seven of the 11 sectors of the S&P 500 Index posted negative returns during the 12 months ended December 31, 2018. In terms of total return, health care, utilities and information technology were the best relative performers. On the basis of impact, which takes weightings and total returns into account, health care, information technology and consumer discretionary were the best relative performers. The top performing industries for the annual period were software and services; retailing; health care equipment and services; pharmaceuticals, biotechnology and life sciences; and utilities. Conversely, energy, materials and industrials were the weakest sectors from a total return perspective. On the basis of impact, energy, industrials and financials were the worst relative performers. The worst performing industries for the annual period were automobiles and components; energy; banks; capital goods; and food, beverage and tobacco.
The top individual contributors within the S&P 500 Index were information technology giant Microsoft, e-commerce behemoth Amazon.com, large pharmaceutical companies Merck and Pfizer, and payment transactions processor MasterCard. Top detractors were social media leader Facebook, diversified conglomerate General Electric, communication services provider AT&T, diversified financials company Wells Fargo, and tobacco company Philip Morris International.
4	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Information technology remained the largest sector by weighting in the S&P 500 Index as of December 31, 2018, with a weighting of 20.12%. As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.
Index additions and deletions drove Fund portfolio changes
During the annual period, there were 38 additions to and 38 deletions from the Index and the Fund’s portfolio. Among those stocks added to the Index and Fund were IPG Photonics, Nektar Therapeutics, Take-Two Interactive Software, MSCI, Twitter, Broadridge Financial Solutions, HollyFrontier, FleetCor Technologies, WellCare Health Plans and Diamondback Energy. Deletions included Scripps Networks Interactive, Wyndham Destinations, Monsanto, Keurig Dr. Pepper, Aetna, Stericycle, Navient, Praxair, EQT and Express Scripts.
Notably, after the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media. We do not anticipate any further changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P 500 Index.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	929.80	1,023.92	1.37	1.44	0.28
Class 2	1,000.00	1,000.00	928.60	1,022.66	2.59	2.72	0.53
Class 3	1,000.00	1,000.00	929.30	1,023.26	2.00	2.10	0.41
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.0%
Issuer	Shares	Value ($)
Communication Services 9.9%
Diversified Telecommunication Services 2.1%
AT&T, Inc.	266,287	7,599,831
CenturyLink, Inc.	34,794	527,129
Verizon Communications, Inc.	151,182	8,499,452
Total		16,626,412
Entertainment 2.0%
21st Century Fox, Inc., Class A	38,672	1,860,897
21st Century Fox, Inc., Class B	17,822	851,535
Activision Blizzard, Inc.	27,918	1,300,141
Electronic Arts, Inc.(a)	11,054	872,271
Netflix, Inc.(a)	15,955	4,270,515
Take-Two Interactive Software, Inc.(a)	4,166	428,848
Viacom, Inc., Class B	12,932	332,353
Walt Disney Co. (The)	54,467	5,972,307
Total		15,888,867
Interactive Media & Services 4.5%
Alphabet, Inc., Class A(a)	10,939	11,430,818
Alphabet, Inc., Class C(a)	11,257	11,657,862
Facebook, Inc., Class A(a)	87,901	11,522,942
TripAdvisor, Inc.(a)	3,746	202,059
Twitter, Inc.(a)	26,460	760,460
Total		35,574,141
Media 1.3%
CBS Corp., Class B Non Voting	12,319	538,587
Charter Communications, Inc., Class A(a)	6,449	1,837,771
Comcast Corp., Class A	166,111	5,656,080
Discovery, Inc., Class A(a)	5,735	141,884
Discovery, Inc., Class C(a)	13,181	304,217
DISH Network Corp., Class A(a)	8,387	209,423
Interpublic Group of Companies, Inc. (The)	14,063	290,120
News Corp., Class A	14,094	159,967
News Corp., Class B	4,529	52,310
Omnicom Group, Inc.	8,200	600,568
Total		9,790,927
Total Communication Services		77,880,347
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary 9.7%
Auto Components 0.1%
Aptiv PLC	9,640	593,535
BorgWarner, Inc.	7,620	264,719
Goodyear Tire & Rubber Co. (The)	8,525	173,995
Total		1,032,249
Automobiles 0.4%
Ford Motor Co.	142,951	1,093,575
General Motors Co.	48,025	1,606,436
Harley-Davidson, Inc.	5,958	203,287
Total		2,903,298
Distributors 0.1%
Genuine Parts Co.	5,370	515,627
LKQ Corp.(a)	11,642	276,265
Total		791,892
Diversified Consumer Services —%
H&R Block, Inc.	7,520	190,783
Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	14,650	722,245
Chipotle Mexican Grill, Inc.(a)	895	386,452
Darden Restaurants, Inc.	4,541	453,464
Hilton Worldwide Holdings, Inc.	10,851	779,102
Marriott International, Inc., Class A	10,359	1,124,573
McDonald’s Corp.	28,206	5,008,539
MGM Resorts International	18,325	444,565
Norwegian Cruise Line Holdings Ltd.(a)	8,048	341,155
Royal Caribbean Cruises Ltd.	6,270	613,143
Starbucks Corp.	45,391	2,923,180
Wynn Resorts Ltd.	3,581	354,197
Yum! Brands, Inc.	11,426	1,050,278
Total		14,200,893
Household Durables 0.3%
D.R. Horton, Inc.	12,528	434,221
Garmin Ltd.	4,421	279,938
Leggett & Platt, Inc.	4,772	171,028
Lennar Corp., Class A	10,703	419,022
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Mohawk Industries, Inc.(a)	2,308	269,944
Newell Brands, Inc.	15,713	292,105
PulteGroup, Inc.	9,454	245,709
Whirlpool Corp.	2,335	249,541
Total		2,361,508
Internet & Direct Marketing Retail 3.4%
Amazon.com, Inc.(a)	15,028	22,571,605
Booking Holdings, Inc.(a)	1,695	2,919,502
eBay, Inc.(a)	33,114	929,510
Expedia Group, Inc.	4,335	488,338
Total		26,908,955
Leisure Products 0.1%
Hasbro, Inc.	4,258	345,962
Mattel, Inc.(a)	12,628	126,154
Total		472,116
Multiline Retail 0.5%
Dollar General Corp.	9,618	1,039,514
Dollar Tree, Inc.(a)	8,707	786,416
Kohl’s Corp.	6,042	400,826
Macy’s, Inc.	11,250	335,025
Nordstrom, Inc.	4,163	194,038
Target Corp.	19,093	1,261,856
Total		4,017,675
Specialty Retail 2.3%
Advance Auto Parts, Inc.	2,667	419,946
AutoZone, Inc.(a)	923	773,788
Best Buy Co., Inc.	8,566	453,655
CarMax, Inc.(a)	6,389	400,782
Foot Locker, Inc.	4,204	223,653
Gap, Inc. (The)	7,815	201,314
Home Depot, Inc. (The)	41,327	7,100,805
L Brands, Inc.	8,355	214,473
Lowe’s Companies, Inc.	29,379	2,713,445
O’Reilly Automotive, Inc.(a)	2,931	1,009,231
Ross Stores, Inc.	13,661	1,136,595
Tiffany & Co.	3,969	319,544
TJX Companies, Inc. (The)	45,279	2,025,783
Common Stocks (continued)
Issuer	Shares	Value ($)
Tractor Supply Co.	4,466	372,643
Ulta Beauty, Inc.(a)	2,062	504,860
Total		17,870,517
Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	13,198	165,371
Michael Kors Holdings Ltd.(a)	5,497	208,446
Nike, Inc., Class B	46,579	3,453,367
PVH Corp.	2,771	257,564
Ralph Lauren Corp.	1,996	206,506
Tapestry, Inc.	10,603	357,851
Under Armour, Inc., Class A(a)	6,864	121,287
Under Armour, Inc., Class C(a)	7,038	113,805
VF Corp.	11,905	849,303
Total		5,733,500
Total Consumer Discretionary		76,483,386
Consumer Staples 7.3%
Beverages 1.9%
Brown-Forman Corp., Class B	6,084	289,477
Coca-Cola Co. (The)	140,163	6,636,718
Constellation Brands, Inc., Class A	6,079	977,625
Molson Coors Brewing Co., Class B	6,853	384,864
Monster Beverage Corp.(a)	14,567	716,988
PepsiCo, Inc.	51,646	5,705,850
Total		14,711,522
Food & Staples Retailing 1.5%
Costco Wholesale Corp.	16,033	3,266,082
Kroger Co. (The)	29,197	802,917
SYSCO Corp.	17,497	1,096,362
Walgreens Boots Alliance, Inc.	29,414	2,009,859
Walmart, Inc.	52,086	4,851,811
Total		12,027,031
Food Products 1.1%
Archer-Daniels-Midland Co.	20,513	840,418
Campbell Soup Co.	7,049	232,547
ConAgra Foods, Inc.	17,768	379,524
General Mills, Inc.	21,815	849,476
Hershey Co. (The)	5,131	549,941
Hormel Foods Corp.	9,975	425,733

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
JM Smucker Co. (The)	4,162	389,105
Kellogg Co.	9,269	528,426
Kraft Heinz Co. (The)	22,754	979,332
Lamb Weston Holdings, Inc.	5,358	394,134
McCormick & Co., Inc.	4,455	620,314
Mondelez International, Inc., Class A	53,193	2,129,316
Tyson Foods, Inc., Class A	10,797	576,560
Total		8,894,826
Household Products 1.7%
Church & Dwight Co., Inc.	9,009	592,432
Clorox Co. (The)	4,671	719,988
Colgate-Palmolive Co.	31,733	1,888,748
Kimberly-Clark Corp.	12,670	1,443,620
Procter & Gamble Co. (The)	91,155	8,378,967
Total		13,023,755
Personal Products 0.2%
Coty, Inc., Class A	16,488	108,161
Estee Lauder Companies, Inc. (The), Class A	8,046	1,046,785
Total		1,154,946
Tobacco 0.9%
Altria Group, Inc.	68,750	3,395,562
Philip Morris International, Inc.	56,877	3,797,109
Total		7,192,671
Total Consumer Staples		57,004,751
Energy 5.2%
Energy Equipment & Services 0.5%
Baker Hughes, Inc.	18,784	403,856
Halliburton Co.	32,053	851,969
Helmerich & Payne, Inc.	3,989	191,232
National Oilwell Varco, Inc.	14,027	360,494
Schlumberger Ltd.	50,667	1,828,065
TechnipFMC PLC	15,567	304,802
Total		3,940,418
Oil, Gas & Consumable Fuels 4.7%
Anadarko Petroleum Corp.	18,451	808,892
Apache Corp.	13,887	364,534
Cabot Oil & Gas Corp.	15,776	352,594
Chevron Corp.	69,911	7,605,618
Common Stocks (continued)
Issuer	Shares	Value ($)
Cimarex Energy Co.	3,498	215,652
Concho Resources, Inc.(a)	7,327	753,142
ConocoPhillips	42,122	2,626,307
Devon Energy Corp.	17,130	386,110
Diamondback Energy, Inc.	5,643	523,106
EOG Resources, Inc.	21,217	1,850,335
Exxon Mobil Corp.	154,906	10,563,040
Hess Corp.	9,105	368,753
HollyFrontier Corp.	5,833	298,183
Kinder Morgan, Inc.	69,445	1,068,064
Marathon Oil Corp.	30,415	436,151
Marathon Petroleum Corp.	25,277	1,491,596
Newfield Exploration Co.(a)	7,331	107,472
Noble Energy, Inc.	17,555	329,332
Occidental Petroleum Corp.	27,625	1,695,622
ONEOK, Inc.	15,051	812,001
Phillips 66	15,522	1,337,220
Pioneer Natural Resources Co.	6,237	820,290
Valero Energy Corp.	15,525	1,163,909
Williams Companies, Inc. (The)	44,291	976,617
Total		36,954,540
Total Energy		40,894,958
Financials 13.1%
Banks 5.6%
Bank of America Corp.	333,945	8,228,405
BB&T Corp.	28,195	1,221,407
Citigroup, Inc.	89,353	4,651,717
Citizens Financial Group, Inc.	17,120	508,978
Comerica, Inc.	5,916	406,370
Fifth Third Bancorp	23,988	564,438
First Republic Bank	5,990	520,531
Huntington Bancshares, Inc.	38,839	462,961
JPMorgan Chase & Co.	121,670	11,877,425
KeyCorp	37,851	559,438
M&T Bank Corp.	5,135	734,973
People’s United Financial, Inc.	13,810	199,278
PNC Financial Services Group, Inc. (The)	16,883	1,973,792
Regions Financial Corp.	37,827	506,125
SunTrust Banks, Inc.	16,438	829,133

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
SVB Financial Group(a)	1,948	369,964
U.S. Bancorp	55,582	2,540,097
Wells Fargo & Co.	155,005	7,142,630
Zions Bancorp	7,032	286,484
Total		43,584,146
Capital Markets 2.7%
Affiliated Managers Group, Inc.	1,927	187,767
Ameriprise Financial, Inc.(b)	5,099	532,183
Bank of New York Mellon Corp. (The)	33,283	1,566,631
BlackRock, Inc.	4,443	1,745,299
Cboe Global Markets, Inc.	4,105	401,592
Charles Schwab Corp. (The)	43,975	1,826,282
CME Group, Inc.	13,090	2,462,491
E*TRADE Financial Corp.	9,302	408,172
Franklin Resources, Inc.	10,888	322,938
Goldman Sachs Group, Inc. (The)	12,657	2,114,352
Intercontinental Exchange, Inc.	20,840	1,569,877
Invesco Ltd.	15,050	251,937
Moody’s Corp.	6,099	854,104
Morgan Stanley	47,832	1,896,539
MSCI, Inc.	3,221	474,872
Nasdaq, Inc.	4,199	342,512
Northern Trust Corp.	8,100	677,079
Raymond James Financial, Inc.	4,718	351,066
S&P Global, Inc.	9,180	1,560,049
State Street Corp.	13,886	875,790
T. Rowe Price Group, Inc.	8,805	812,878
Total		21,234,410
Consumer Finance 0.6%
American Express Co.	25,630	2,443,051
Capital One Financial Corp.	17,330	1,309,975
Discover Financial Services	12,292	724,982
Synchrony Financial	24,193	567,568
Total		5,045,576
Diversified Financial Services 1.9%
Berkshire Hathaway, Inc., Class B(a)	71,178	14,533,124
Jefferies Financial Group, Inc.	10,284	178,530
Total		14,711,654
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 2.3%
Aflac, Inc.	27,854	1,269,028
Allstate Corp. (The)	12,602	1,041,303
American International Group, Inc.	32,367	1,275,584
Aon PLC	8,812	1,280,912
Arthur J Gallagher & Co.	6,719	495,190
Assurant, Inc.	1,907	170,562
Brighthouse Financial, Inc.(a)	4,339	132,253
Chubb Ltd.	16,860	2,177,975
Cincinnati Financial Corp.	5,537	428,675
Everest Re Group Ltd.	1,487	323,809
Hartford Financial Services Group, Inc. (The)	13,125	583,406
Lincoln National Corp.	7,815	400,988
Loews Corp.	10,116	460,480
Marsh & McLennan Companies, Inc.	18,430	1,469,793
MetLife, Inc.	36,106	1,482,512
Principal Financial Group, Inc.	9,631	425,401
Progressive Corp. (The)	21,334	1,287,080
Prudential Financial, Inc.	15,111	1,232,302
Torchmark Corp.	3,755	279,860
Travelers Companies, Inc. (The)	9,692	1,160,617
Unum Group	8,004	235,158
Willis Towers Watson PLC	4,754	721,942
Total		18,334,830
Total Financials		102,910,616
Health Care 15.2%
Biotechnology 2.6%
AbbVie, Inc.	55,036	5,073,769
Alexion Pharmaceuticals, Inc.(a)	8,163	794,750
Amgen, Inc.	23,315	4,538,731
Biogen, Inc.(a)	7,372	2,218,382
Celgene Corp.(a)	25,584	1,639,679
Gilead Sciences, Inc.	47,331	2,960,554
Incyte Corp.(a)	6,463	410,982
Regeneron Pharmaceuticals, Inc.(a)	2,840	1,060,740
Vertex Pharmaceuticals, Inc.(a)	9,350	1,549,388
Total		20,246,975

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.3%
Abbott Laboratories	64,261	4,647,998
ABIOMED, Inc.(a)	1,648	535,666
Align Technology, Inc.(a)	2,663	557,712
Baxter International, Inc.	18,107	1,191,803
Becton Dickinson and Co.	9,815	2,211,516
Boston Scientific Corp.(a)	50,630	1,789,264
Cooper Companies, Inc. (The)	1,798	457,591
Danaher Corp.	22,567	2,327,109
Dentsply Sirona, Inc.	8,143	303,001
Edwards Lifesciences Corp.(a)	7,649	1,171,597
Hologic, Inc.(a)	9,857	405,123
IDEXX Laboratories, Inc.(a)	3,155	586,893
Intuitive Surgical, Inc.(a)	4,178	2,000,928
Medtronic PLC	49,139	4,469,684
ResMed, Inc.	5,214	593,718
Stryker Corp.	11,363	1,781,150
Varian Medical Systems, Inc.(a)	3,334	377,776
Zimmer Biomet Holdings, Inc.	7,463	774,062
Total		26,182,591
Health Care Providers & Services 3.1%
AmerisourceBergen Corp.	5,738	426,907
Anthem, Inc.	9,463	2,485,268
Cardinal Health, Inc.	10,901	486,185
Centene Corp.(a)	7,514	866,364
Cigna Corp.	13,932	2,645,965
CVS Health Corp.	47,315	3,100,079
DaVita, Inc.(a)	4,615	237,488
HCA Healthcare, Inc.	9,822	1,222,348
Henry Schein, Inc.(a)	5,577	437,906
Humana, Inc.	5,019	1,437,843
Laboratory Corp. of America Holdings(a)	3,692	466,521
McKesson Corp.	7,148	789,639
Quest Diagnostics, Inc.	4,979	414,601
UnitedHealth Group, Inc.	35,199	8,768,775
Universal Health Services, Inc., Class B	3,119	363,551
WellCare Health Plans, Inc.(a)	1,829	431,809
Total		24,581,249
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology 0.1%
Cerner Corp.(a)	12,055	632,164
Life Sciences Tools & Services 1.0%
Agilent Technologies, Inc.	11,663	786,786
Illumina, Inc.(a)	5,378	1,613,024
IQVIA Holdings, Inc.(a)	5,797	673,437
Mettler-Toledo International, Inc.(a)	916	518,071
PerkinElmer, Inc.	4,070	319,699
Thermo Fisher Scientific, Inc.	14,729	3,296,203
Waters Corp.(a)	2,771	522,749
Total		7,729,969
Pharmaceuticals 5.1%
Allergan PLC	11,600	1,550,456
Bristol-Myers Squibb Co.	59,719	3,104,194
Eli Lilly & Co.	34,495	3,991,761
Johnson & Johnson	98,128	12,663,418
Merck & Co., Inc.	95,142	7,269,800
Mylan NV(a)	18,866	516,928
Nektar Therapeutics(a)	6,333	208,166
Perrigo Co. PLC	4,573	177,204
Pfizer, Inc.	211,495	9,231,757
Zoetis, Inc.	17,579	1,503,708
Total		40,217,392
Total Health Care		119,590,340
Industrials 9.0%
Aerospace & Defense 2.4%
Arconic, Inc.	15,736	265,309
Boeing Co. (The)	19,323	6,231,668
General Dynamics Corp.	10,185	1,601,184
Harris Corp.	4,305	579,668
Huntington Ingalls Industries, Inc.	1,572	299,167
L3 Technologies, Inc.	2,879	499,967
Lockheed Martin Corp.	9,054	2,370,699
Northrop Grumman Corp.	6,352	1,555,605
Raytheon Co.	10,412	1,596,680
Textron, Inc.	8,889	408,805

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
TransDigm Group, Inc.(a)	1,776	603,947
United Technologies Corp.	29,694	3,161,817
Total		19,174,516
Air Freight & Logistics 0.6%
CH Robinson Worldwide, Inc.	5,031	423,057
Expeditors International of Washington, Inc.	6,315	429,988
FedEx Corp.	8,870	1,430,997
United Parcel Service, Inc., Class B	25,436	2,480,773
Total		4,764,815
Airlines 0.4%
Alaska Air Group, Inc.	4,511	274,494
American Airlines Group, Inc.	14,998	481,586
Delta Air Lines, Inc.	22,828	1,139,117
Southwest Airlines Co.	18,516	860,624
United Continental Holdings, Inc.(a)	8,374	701,155
Total		3,456,976
Building Products 0.2%
Allegion PLC	3,478	277,231
AO Smith Corp.	5,265	224,816
Fortune Brands Home & Security, Inc.	5,174	196,560
Johnson Controls International PLC	33,809	1,002,437
Masco Corp.	11,178	326,845
Total		2,027,889
Commercial Services & Supplies 0.4%
Cintas Corp.	3,168	532,192
Copart, Inc.(a)	7,535	360,022
Republic Services, Inc.	7,956	573,548
Rollins, Inc.	5,389	194,543
Waste Management, Inc.	14,351	1,277,096
Total		2,937,401
Construction & Engineering 0.1%
Fluor Corp.	5,147	165,734
Jacobs Engineering Group, Inc.	4,374	255,704
Quanta Services, Inc.	5,343	160,824
Total		582,262
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 0.5%
AMETEK, Inc.	8,493	574,976
Eaton Corp. PLC	15,857	1,088,742
Emerson Electric Co.	22,910	1,368,872
Rockwell Automation, Inc.	4,416	664,520
Total		3,697,110
Industrial Conglomerates 1.4%
3M Co.	21,305	4,059,455
General Electric Co.	318,246	2,409,122
Honeywell International, Inc.	27,086	3,578,602
Roper Technologies, Inc.	3,784	1,008,512
Total		11,055,691
Machinery 1.5%
Caterpillar, Inc.	21,591	2,743,568
Cummins, Inc.	5,405	722,324
Deere & Co.	11,769	1,755,582
Dover Corp.	5,354	379,866
Flowserve Corp.	4,788	182,040
Fortive Corp.	10,753	727,548
Illinois Tool Works, Inc.	11,169	1,415,001
Ingersoll-Rand PLC	8,988	819,975
PACCAR, Inc.	12,785	730,535
Parker-Hannifin Corp.	4,842	722,136
Pentair PLC	5,844	220,786
Snap-On, Inc.	2,037	295,956
Stanley Black & Decker, Inc.	5,527	661,803
Xylem, Inc.	6,575	438,684
Total		11,815,804
Professional Services 0.3%
Equifax, Inc.	4,412	410,890
IHS Markit Ltd.(a)	13,124	629,558
Nielsen Holdings PLC	12,988	303,010
Robert Half International, Inc.	4,445	254,254
Verisk Analytics, Inc.(a)	6,023	656,748
Total		2,254,460

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 1.0%
CSX Corp.	29,351	1,823,578
JB Hunt Transport Services, Inc.	3,196	297,356
Kansas City Southern	3,721	355,169
Norfolk Southern Corp.	9,965	1,490,166
Union Pacific Corp.	26,958	3,726,404
Total		7,692,673
Trading Companies & Distributors 0.2%
Fastenal Co.	10,503	549,202
United Rentals, Inc.(a)	2,967	304,206
W.W. Grainger, Inc.	1,669	471,259
Total		1,324,667
Total Industrials		70,784,264
Information Technology 19.7%
Communications Equipment 1.1%
Arista Networks, Inc.(a)	1,904	401,173
Cisco Systems, Inc.	164,498	7,127,698
F5 Networks, Inc.(a)	2,218	359,383
Juniper Networks, Inc.	12,628	339,819
Motorola Solutions, Inc.	5,983	688,284
Total		8,916,357
Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp., Class A	11,025	893,245
Corning, Inc.	29,285	884,700
FLIR Systems, Inc.	5,062	220,399
IPG Photonics Corp.(a)	1,309	148,297
Keysight Technologies, Inc.(a)	6,858	425,745
TE Connectivity Ltd.	12,551	949,232
Total		3,521,618
IT Services 4.7%
Accenture PLC, Class A	23,323	3,288,776
Akamai Technologies, Inc.(a)	5,959	363,976
Alliance Data Systems Corp.	1,714	257,237
Automatic Data Processing, Inc.	16,016	2,100,018
Broadridge Financial Solutions, Inc.	4,272	411,180
Cognizant Technology Solutions Corp., Class A	21,185	1,344,824
DXC Technology Co.	10,249	544,939
Fidelity National Information Services, Inc.	11,982	1,228,754
Common Stocks (continued)
Issuer	Shares	Value ($)
Fiserv, Inc.(a)	14,579	1,071,411
FleetCor Technologies, Inc.(a)	3,244	602,476
Gartner, Inc.(a)	3,326	425,196
Global Payments, Inc.	5,789	597,020
International Business Machines Corp.	33,251	3,779,641
Jack Henry & Associates, Inc.	2,828	357,798
MasterCard, Inc., Class A	33,245	6,271,669
Paychex, Inc.	11,693	761,799
PayPal Holdings, Inc.(a)	43,114	3,625,456
Total System Services, Inc.	6,141	499,202
VeriSign, Inc.(a)	3,892	577,145
Visa, Inc., Class A	64,294	8,482,950
Western Union Co. (The)	16,201	276,389
Total		36,867,856
Semiconductors & Semiconductor Equipment 3.7%
Advanced Micro Devices, Inc.(a)	32,178	594,006
Analog Devices, Inc.	13,543	1,162,396
Applied Materials, Inc.	35,966	1,177,527
Broadcom, Inc.	15,127	3,846,494
Intel Corp.	166,987	7,836,700
KLA-Tencor Corp.	5,601	501,233
Lam Research Corp.	5,678	773,173
Maxim Integrated Products, Inc.	10,137	515,466
Microchip Technology, Inc.	8,653	622,324
Micron Technology, Inc.(a)	40,982	1,300,359
NVIDIA Corp.	22,319	2,979,586
Qorvo, Inc.(a)	4,570	277,536
QUALCOMM, Inc.	44,350	2,523,959
Skyworks Solutions, Inc.	6,496	435,362
Texas Instruments, Inc.	35,144	3,321,108
Xilinx, Inc.	9,258	788,504
Total		28,655,733
Software 6.0%
Adobe, Inc.(a)	17,860	4,040,646
ANSYS, Inc.(a)	3,057	436,968
Autodesk, Inc.(a)	8,013	1,030,552
Cadence Design Systems, Inc.(a)	10,323	448,844
Citrix Systems, Inc.	4,684	479,923
Fortinet, Inc.(a)	5,298	373,138

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Intuit, Inc.	9,496	1,869,288
Microsoft Corp.	282,785	28,722,472
Oracle Corp.	93,259	4,210,644
Red Hat, Inc.(a)	6,467	1,135,864
Salesforce.com, Inc.(a)	27,990	3,833,790
Symantec Corp.	23,376	441,689
Synopsys, Inc.(a)	5,461	460,035
Total		47,483,853
Technology Hardware, Storage & Peripherals 3.7%
Apple, Inc.(c)	164,943	26,018,109
Hewlett Packard Enterprise Co.	52,065	687,779
HP, Inc.	57,897	1,184,573
NetApp, Inc.	9,216	549,919
Seagate Technology PLC	9,529	367,724
Western Digital Corp.	10,589	391,475
Xerox Corp.	7,585	149,879
Total		29,349,458
Total Information Technology		154,794,875
Materials 2.7%
Chemicals 2.1%
Air Products & Chemicals, Inc.	8,032	1,285,521
Albemarle Corp.	3,886	299,494
Celanese Corp., Class A	4,894	440,313
CF Industries Holdings, Inc.	8,444	367,398
DowDuPont, Inc.	83,942	4,489,218
Eastman Chemical Co.	5,124	374,616
Ecolab, Inc.	9,301	1,370,502
FMC Corp.	4,927	364,401
International Flavors & Fragrances, Inc.	3,706	497,605
Linde PLC	20,162	3,146,078
LyondellBasell Industries NV, Class A	11,511	957,255
Mosaic Co. (The)	12,975	379,000
PPG Industries, Inc.	8,777	897,273
Sherwin-Williams Co. (The)	3,015	1,186,282
Total		16,054,956
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 0.1%
Martin Marietta Materials, Inc.	2,294	394,270
Vulcan Materials Co.	4,831	477,303
Total		871,573
Containers & Packaging 0.3%
Avery Dennison Corp.	3,173	285,031
Ball Corp.	12,410	570,612
International Paper Co.	14,819	598,095
Packaging Corp. of America	3,457	288,521
Sealed Air Corp.	5,742	200,051
WestRock Co.	9,277	350,299
Total		2,292,609
Metals & Mining 0.2%
Freeport-McMoRan, Inc.	53,017	546,605
Newmont Mining Corp.	19,489	675,294
Nucor Corp.	11,486	595,090
Total		1,816,989
Total Materials		21,036,127
Real Estate 2.9%
Equity Real Estate Investment Trusts (REITS) 2.8%
Alexandria Real Estate Equities, Inc.	3,934	453,354
American Tower Corp.	16,117	2,549,548
Apartment Investment & Management Co., Class A	5,695	249,897
AvalonBay Communities, Inc.	5,057	880,171
Boston Properties, Inc.	5,651	636,020
Crown Castle International Corp.	15,178	1,648,786
Digital Realty Trust, Inc.	7,547	804,133
Duke Realty Corp.	13,110	339,549
Equinix, Inc.	2,941	1,036,879
Equity Residential	13,480	889,815
Essex Property Trust, Inc.	2,417	592,673
Extra Space Storage, Inc.	4,629	418,832
Federal Realty Investment Trust	2,702	318,944
HCP, Inc.	17,470	487,937
Host Hotels & Resorts, Inc.	27,150	452,590
Iron Mountain, Inc.	10,472	339,397
Kimco Realty Corp.	15,418	225,874
Macerich Co. (The)	3,871	167,537

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Mid-America Apartment Communities, Inc.	4,165	398,590
ProLogis, Inc.	23,033	1,352,498
Public Storage	5,486	1,110,421
Realty Income Corp.	10,798	680,706
Regency Centers Corp.	6,200	363,816
SBA Communications Corp.(a)	4,146	671,196
Simon Property Group, Inc.	11,316	1,900,975
SL Green Realty Corp.	3,120	246,730
UDR, Inc.	10,082	399,449
Ventas, Inc.	13,042	764,131
Vornado Realty Trust	6,336	393,022
Welltower, Inc.	13,744	953,971
Weyerhaeuser Co.	27,412	599,226
Total		22,326,667
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	11,599	464,424
Total Real Estate		22,791,091
Utilities 3.3%
Electric Utilities 2.0%
Alliant Energy Corp.	8,632	364,702
American Electric Power Co., Inc.	18,042	1,348,459
Duke Energy Corp.	26,083	2,250,963
Edison International	11,921	676,755
Entergy Corp.	6,628	570,472
Evergy, Inc.	9,639	547,206
Eversource Energy	11,594	754,074
Exelon Corp.	35,381	1,595,683
FirstEnergy Corp.	17,778	667,564
NextEra Energy, Inc.	17,487	3,039,590
PG&E Corp.(a)	18,977	450,704
Pinnacle West Capital Corp.	4,101	349,405
PPL Corp.	26,351	746,524
Southern Co. (The)	37,645	1,653,368
Xcel Energy, Inc.	18,807	926,621
Total		15,942,090
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	24,232	350,395
NRG Energy, Inc.	10,608	420,077
Total		770,472
Multi-Utilities 1.1%
Ameren Corp.	8,938	583,026
CenterPoint Energy, Inc.	18,338	517,682
CMS Energy Corp.	10,366	514,672
Consolidated Edison, Inc.	11,396	871,338
Dominion Energy, Inc.	24,019	1,716,398
DTE Energy Co.	6,656	734,157
NiSource, Inc.	13,292	336,952
Public Service Enterprise Group, Inc.	18,493	962,561
SCANA Corp.	5,218	249,316
Sempra Energy	10,013	1,083,306
WEC Energy Group, Inc.	11,544	799,537
Total		8,368,945
Water Utilities 0.1%
American Water Works Co., Inc.	6,608	599,808
Total Utilities		25,681,315
Total Common Stocks (Cost $597,018,780)		769,852,070

Money Market Funds 1.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(d)	15,474,877	15,473,330
Total Money Market Funds (Cost $15,473,330)		15,473,330
Total Investments in Securities (Cost: $612,492,110)		785,325,400
Other Assets & Liabilities, Net		449,438
Net Assets		785,774,838

At December 31, 2018, securities and/or cash totaling $1,403,886 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
December 31, 2018
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	133	03/2019	USD	16,659,580	—	(225,520)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Ameriprise Financial, Inc.
	4,255	914	(70)	5,099	8,807	(313,079)	15,938	532,183
Columbia Short-Term Cash Fund, 2.459%
	12,170,902	172,754,796	(169,450,821)	15,474,877	(2,595)	(302)	337,383	15,473,330
Total					6,212	(313,381)	353,321	16,005,513

(c)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2018.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	77,880,347	—	—	—	77,880,347
Consumer Discretionary	76,483,386	—	—	—	76,483,386
Consumer Staples	57,004,751	—	—	—	57,004,751
Energy	40,894,958	—	—	—	40,894,958
Financials	102,910,616	—	—	—	102,910,616
Health Care	119,590,340	—	—	—	119,590,340
Industrials	70,784,264	—	—	—	70,784,264
Information Technology	154,794,875	—	—	—	154,794,875
Materials	21,036,127	—	—	—	21,036,127
Real Estate	22,791,091	—	—	—	22,791,091
Utilities	25,681,315	—	—	—	25,681,315
Total Common Stocks	769,852,070	—	—	—	769,852,070
Money Market Funds	—	—	—	15,473,330	15,473,330
Total Investments in Securities	769,852,070	—	—	15,473,330	785,325,400
Investments in Derivatives
Liability
Futures Contracts	(225,520)	—	—	—	(225,520)
Total	769,626,550	—	—	15,473,330	785,099,880
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018	17

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $596,609,056)	$769,319,887
Affiliated issuers (cost $15,883,054)	16,005,513
Receivable for:
Investments sold	231,274
Capital shares sold	203,552
Dividends	916,715
Foreign tax reclaims	8,361
Variation margin for futures contracts	120,377
Prepaid expenses	2,938
Total assets	786,808,617
Liabilities
Due to custodian	924
Payable for:
Investments purchased	520,501
Capital shares purchased	123,161
Management services fees	135,285
Distribution and/or service fees	50,485
Service fees	25,708
Compensation of board members	39,715
Compensation of chief compliance officer	157
Licensing fees	60,014
Other expenses	77,829
Total liabilities	1,033,779
Net assets applicable to outstanding capital stock	$785,774,838
Represented by
Trust capital	$785,774,838
Total - representing net assets applicable to outstanding capital stock	$785,774,838
Class 1
Net assets	$332,815,784
Shares outstanding	16,849,770
Net asset value per share	$19.75
Class 2
Net assets	$10,146,464
Shares outstanding	523,307
Net asset value per share	$19.39
Class 3
Net assets	$442,812,590
Shares outstanding	22,615,579
Net asset value per share	$19.58
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$16,021,360
Dividends — affiliated issuers	353,321
Interfund lending	1,753
Foreign taxes withheld	(924)
Total income	16,375,510
Expenses:
Management services fees	1,504,405
Distribution and/or service fees
Class 2	29,062
Class 3	591,741
Service fees	294,387
Compensation of board members	20,837
Custodian fees	28,758
Printing and postage fees	99,148
Licensing fees and expenses	75,014
Audit fees	35,417
Legal fees	13,520
Compensation of chief compliance officer	156
Other	14,868
Total expenses	2,707,313
Net investment income	13,668,197
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	10,253,367
Investments — affiliated issuers	6,212
Futures contracts	(1,670,575)
Net realized gain	8,589,004
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(66,422,425)
Investments — affiliated issuers	(313,381)
Futures contracts	(278,332)
Net change in unrealized appreciation (depreciation)	(67,014,138)
Net realized and unrealized loss	(58,425,134)
Net decrease in net assets resulting from operations	$(44,756,937)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018	19

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$13,668,197	$9,015,524
Net realized gain	8,589,004	4,382,587
Net change in unrealized appreciation (depreciation)	(67,014,138)	92,318,744
Net increase (decrease) in net assets resulting from operations	(44,756,937)	105,716,855
Increase in net assets from capital stock activity	161,901,096	172,194,133
Total increase in net assets	117,144,159	277,910,988
Net assets at beginning of year	668,630,679	390,719,691
Net assets at end of year	$785,774,838	$668,630,679

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	7,042,724	150,887,718	8,041,507	147,998,462
Redemptions	(30,846)	(662,757)	(47,661)	(877,513)
Net increase	7,011,878	150,224,961	7,993,846	147,120,949
Class 2
Subscriptions	18,127	369,211	13,377	243,979
Redemptions	(72,271)	(1,523,050)	(109,090)	(2,014,611)
Net decrease	(54,144)	(1,153,839)	(95,713)	(1,770,632)
Class 3
Subscriptions	1,723,581	36,758,535	2,443,860	44,747,431
Redemptions	(1,128,721)	(23,928,561)	(940,545)	(17,903,615)
Net increase	594,860	12,829,974	1,503,315	26,843,816
Total net increase	7,552,594	161,901,096	9,401,448	172,194,133
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018

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Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$20.72	0.42	(1.39)	(0.97)
Year Ended 12/31/2017	$17.06	0.33	3.33	3.66
Year Ended 12/31/2016	$15.29	0.34	1.43	1.77
Year Ended 12/31/2015	$15.14	0.34 (c)	(0.19)	0.15
Year Ended 12/31/2014	$13.36	0.23	1.55	1.78
Class 2
Year Ended 12/31/2018	$20.40	0.34	(1.35)	(1.01)
Year Ended 12/31/2017	$16.83	0.28	3.29	3.57
Year Ended 12/31/2016	$15.12	0.26	1.45	1.71
Year Ended 12/31/2015	$15.01	0.29 (d)	(0.18)	0.11
Year Ended 12/31/2014	$13.27	0.20	1.54	1.74
Class 3
Year Ended 12/31/2018	$20.57	0.37	(1.36)	(0.99)
Year Ended 12/31/2017	$16.96	0.30	3.31	3.61
Year Ended 12/31/2016	$15.21	0.28	1.47	1.75
Year Ended 12/31/2015	$15.08	0.32 (c)	(0.19)	0.13
Year Ended 12/31/2014	$13.32	0.22	1.54	1.76

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.06 per share.
(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.05 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$19.75	(4.68%)	0.28%	0.28%	1.94%	3%	$332,816
Year Ended 12/31/2017	$20.72	21.45%	0.29%	0.29%	1.75%	2%	$203,887
Year Ended 12/31/2016	$17.06	11.58%	0.32%	0.31%	2.14%	5%	$31,465
Year Ended 12/31/2015	$15.29	0.99%	0.37%	0.33%	2.21%	4%	$3
Year Ended 12/31/2014	$15.14	13.32%	0.31%	0.31%	1.70%	3%	$3
Class 2
Year Ended 12/31/2018	$19.39	(4.95%)	0.53%	0.53%	1.61%	3%	$10,146
Year Ended 12/31/2017	$20.40	21.21%	0.55%	0.55%	1.50%	2%	$11,777
Year Ended 12/31/2016	$16.83	11.31%	0.56%	0.56%	1.65%	5%	$11,332
Year Ended 12/31/2015	$15.12	0.73%	0.58%	0.58%	1.94%	4%	$11,794
Year Ended 12/31/2014	$15.01	13.11%	0.56%	0.56%	1.46%	3%	$15,166
Class 3
Year Ended 12/31/2018	$19.58	(4.81%)	0.40%	0.40%	1.75%	3%	$442,813
Year Ended 12/31/2017	$20.57	21.28%	0.42%	0.42%	1.62%	2%	$452,967
Year Ended 12/31/2016	$16.96	11.51%	0.43%	0.43%	1.78%	5%	$347,922
Year Ended 12/31/2015	$15.21	0.86%	0.46%	0.45%	2.10%	4%	$304,143
Year Ended 12/31/2014	$15.08	13.21%	0.44%	0.44%	1.59%	3%	$290,301
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018	23

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Large Cap Index Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
24	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
December 31, 2018
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	225,520*

26	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(1,670,575)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(278,332)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	14,133,820

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
December 31, 2018
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between
28	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.04% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
December 31, 2018
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	0.29%	0.33%
Class 2	0.54	0.58
Class 3	0.415	0.455
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $195,143,512 and $24,921,225, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
30	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	3,850,000	2.73	6
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 98.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
December 31, 2018
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Large Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Large Cap Index Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
34	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
36	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Large Cap Index Fund | Annual Report 2018	39

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Columbia Variable Portfolio – Large Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6461 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Emerging Markets Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Emerging Markets Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Emerging Markets Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Dara White, CFA
Lead Portfolio Manager
Managed Fund since 2012
Robert Cameron
Portfolio Manager
Managed Fund since 2012
Jasmine (Weili) Huang*, CFA, CPA (U.S. and China), CFM
Portfolio Manager
Managed Fund since 2012
Young Kim
Portfolio Manager
Managed Fund since 2015
Perry Vickery, CFA
Portfolio Manager
Managed Fund since January 2017
* Jasmine (Weili) Huang is on a medical leave of absence.
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-21.62	1.61	7.82
Class 2*	05/03/10	-21.78	1.37	7.57
Class 3	05/01/00	-21.73	1.49	7.70
MSCI Emerging Markets Index (Net)		-14.57	1.65	8.02
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Tencent Holdings Ltd. (China)	6.2
Alibaba Group Holding Ltd., ADR (China)	5.9
Samsung Electronics Co., Ltd. (South Korea)	3.9
Naspers Ltd., Class N (South Africa)	3.7
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	3.7
PT Bank Rakyat Indonesia Persero Tbk (Indonesia)	2.5
PT Bank Central Asia Tbk (Indonesia)	2.3
Itaú Unibanco Holding SA, ADR (Brazil)	2.2
HDFC Bank Ltd., ADR (India)	2.0
Ping An Insurance Group Co. of China Ltd., Class H (China)	1.9
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	16.9
Consumer Discretionary	15.2
Consumer Staples	4.6
Energy	7.3
Financials	25.7
Health Care	5.1
Industrials	2.4
Information Technology	15.3
Materials	5.1
Real Estate	1.4
Utilities	1.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Country breakdown (%) (at December 31, 2018)
Brazil	10.4
Canada	1.2
China	31.1
Hong Kong	1.8
Hungary	0.4
India	12.2
Indonesia	7.0
Luxembourg	0.3
Mexico	1.8
Panama	0.6
Peru	1.4
Philippines	0.8
Poland	1.5
Russian Federation	4.6
South Africa	6.7
South Korea	8.8
Taiwan	6.3
Thailand	2.0
United States(a)	1.1
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018

Manager Discussion of Fund Performance
At December 31, 2018, approximately 47.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
The Fund’s Class 3 shares returned -21.73% during the 12-month period that ended December 31, 2018. The Fund underperformed its benchmark, the MSCI Emerging Markets Index (Net), which returned -14.57% for the same period. Stock selection, particularly in China, was the primary reason for the Fund’s shortfall relative to the benchmark.
Market overview
Emerging market equities, after posting a gain of 37.28% in 2017, lost ground in 2018 due to a variety of adverse developments. The markets initially came under pressure early in the year, largely as a result of the United States’ more aggressive stance on trade with China and the U.S. Federal Reserve’s ongoing tightening of monetary policy. The latter development led to a rally in the U.S. dollar against emerging market currencies, weighing on returns in countries with elevated current-account deficits (i.e., those that are net borrowers from the rest of the world). The markets weakened further in the summer months, when political and economic turmoil in Turkey and Argentina fueled concerns of a possible “contagion” across the developing world.
Although these fears dissipated in the autumn of 2018, the asset class faced a fresh wave of downward pressure from a large sell-off in global equities during the fourth quarter of 2018. Emerging market stocks, while posting a negative return in the final three months of the year, nonetheless outpaced their developed market peers in the downturn. During this time, the benchmark was supported by strong performance for Brazil, which rallied following the election of a reform-oriented government, and India, which posted a narrow gain due to the combination of rising corporate earnings and expectations for monetary stimulus.
Performance and positioning
The Fund lagged its benchmark considerably in 2018, which represented a reversal from its robust relative performance of the prior year. These types of performance swings in individual calendar years are a natural outgrowth of our strategy. Rather than seeking to match the country and sector weightings in the benchmark, we use a bottom-up approach to identify companies that we believe are poised to capitalize on longer term, secular growth trends in the emerging markets. While this strategy contributed to the Fund’s shortfall in the past 12 months, we think it is the most effective way to achieve our goal of longer term outperformance.
Certain aspects of the Fund’s sector positioning detracted from results in the annual period. Most notably, we were hurt by having an underweight in energy stocks versus the benchmark. Although oil prices declined in 2018, particularly in the fourth quarter, the sector nonetheless outperformed since emerging market energy companies tend to be large, government-supported entities that investors use as “safe havens” in difficult markets. We generally avoid the energy sector, as most of the large operators are state-owned enterprises that focus on job creation rather than shareholder returns.
Instead, we look for companies that we believe are positioned to benefit from the growing wealth in the emerging markets, including many in the consumer discretionary, health care, information technology, and communications services sectors. All of these categories underperformed in 2018, weighing on the Fund’s relative performance.
The general weakness in stocks leveraged to domestic consumption trends was visible in the Fund’s key detractors for the year. For instance, shares of Melco Resorts & Entertainment — which operates casinos in the Macau area of China — fell due to concerns about slower consumer spending and a more challenging regulatory environment. We chose to sell the position. Brilliance China Automotive Holding was an additional detractor of note. The company has a joint venture with BMW to sell the German automaker’s cars in the Chinese market, which accounted for the bulk of its profits. BMW took a larger stake in the joint venture in October, which reduced Brilliance Auto’s earnings prospects and caused its shares to plunge.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
Since this development fundamentally changed the company’s long-term outlook, we exited the position. Tingyi (Cayman Islands) Holdings Corp., a Hong Kong-based producer of instant noodles, was another consumer-oriented company that lost ground amid rising competition and the resulting effect on prices.
A Brazilian stock, Pagseguro Digital, was an additional detractor of note. Investors grew concerned about increased competition in the payments processing area, but we maintained the position on the belief that the business has a high barrier to entry. Further, we believe the stock is undervalued following its recent weakness. Sberbank Russia OJSC was the Fund’s largest individual detractor in 2018. The stock lagged considerably due to concerns about the potential effect of U.S. sanctions on the country’s economy.
On the plus side, the Fund’s country allocations had a positive impact on results. We took advantage of weakness in Indonesia’s stock market at mid-year to add to positions in companies we believe will benefit from the country’s long-term economic expansion, including Astra International TBK, PT Bank Rakyat Indonesia (Persero) Tbk, and Bank Central Asia TBK. Indonesia outpaced the broader market in the latter part of 2018, so our decision to add to the country aided relative performance. The Fund was further helped by having an underweight position in Russia and an overweight in Brazil.
Muangthai Capital Public Company, which provides a variety of lending services in Thailand, was the leading contributor to the Fund’s performance in 2018. The company posted positive first-half results driven by robust loan, growth, and accelerated branch expansion indicates that this trend could continue. Itau Unibanco Holding S.A., a Brazilian bank that we believe can benefit from the economic improvements likely to result from the reform-oriented direction of the nation’s government, was an additional contributor of note. The bank generates return on equity of more than 20%, driven by strong margins and fee income.
Portfolio positioning
The market environment proved challenging throughout most of 2018, and risks remained in place as 2018 drew to a close. Still, we continued to have a positive view on emerging market equities. The majority of the recent volatility appeared to stem from broader macroeconomic factors and shifting investor sentiment rather than a deterioration of underlying fundamentals. The emerging markets continue to feature robust earnings growth, rising middle-class wealth, improving corporate governance, and a rate of economic expansion that remains higher than that of the developed world. Despite these supportive factors, valuations came down significantly in the market downturn. We view this disconnect as a favorable development, as it provided us with the opportunity to purchase shares of growing companies at more reasonable prices. Accordingly, we continued to focus on building the portfolio on a stock-by-stock basis, emphasizing undervalued, well-run rather than attempting to react to the day-to-day news events driving market volatility.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	852.60	1,019.16	5.73	6.24	1.22
Class 2	1,000.00	1,000.00	851.70	1,017.89	6.90	7.52	1.47
Class 3	1,000.00	1,000.00	852.20	1,018.50	6.34	6.91	1.35
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018	7

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.2%
Issuer	Shares	Value ($)
Brazil 8.7%
Arco Platform Ltd., Class A(a)	55,623	1,230,381
B3 SA - Brasil Bolsa Balcao	358,800	2,481,953
Fleury SA	488,100	2,491,032
Hypera SA	182,900	1,425,164
Itaú Unibanco Holding SA, ADR	977,677	8,935,968
Localiza Rent a Car SA	359,800	2,761,801
Pagseguro Digital Ltd., Class A(a)	206,071	3,859,710
Petroleo Brasileiro SA, ADR	417,323	5,429,372
Stone Co., Ltd., Class A(a)	81,144	1,496,295
Vale SA ADR	451,983	5,961,656
Total		36,073,332
Canada 1.2%
First Quantum Minerals Ltd.	214,936	1,738,129
Parex Resources(a)	261,102	3,127,027
Total		4,865,156
China 31.1%
58.Com, Inc., ADR(a)	44,472	2,410,827
Alibaba Group Holding Ltd., ADR(a)	176,166	24,147,074
Baidu, Inc., ADR(a)	19,947	3,163,594
BeiGene Ltd., ADR(a)	33,985	4,766,736
China Animal Healthcare Ltd.(a),(b),(c)	4,603,000	1
China Merchants Bank Co., Ltd., Class H	765,000	2,793,622
China Resources Cement Holdings Ltd.	3,696,000	3,332,813
CNOOC Ltd.	3,375,000	5,198,590
CSPC Pharmaceutical Group Ltd.	1,328,000	1,906,305
Focus Media Information Technology Co., Ltd., Class A	1,399,360	1,067,802
Industrial & Commercial Bank of China Ltd., Class H	7,197,000	5,118,938
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	230,001	3,187,404
Kingdee International Software Group Co., Ltd.	2,666,000	2,356,988
Kweichow Moutai Co., Ltd., Class A	46,500	4,016,611
Midea Group Co., Ltd., Class A	440,900	2,381,388
NetEase, Inc., ADR	17,127	4,031,182
New Oriental Education & Technology Group, Inc., ADR(a)	48,359	2,650,557
Nexteer Automotive Group Ltd.	1,601,000	2,281,934
Ping An Insurance Group Co. of China Ltd., Class H	863,500	7,617,811
Common Stocks (continued)
Issuer	Shares	Value ($)
Shenzhou International Group Holdings Ltd.	263,000	2,989,219
Sunny Optical Technology Group Co., Ltd.	329,300	2,928,806
TAL Education Group, ADR(a)	61,492	1,640,607
Tencent Holdings Ltd.	640,601	25,675,513
Tencent Music Entertainment Group, ADR(a)	453,008	5,988,766
Weibo Corp., ADR(a)	22,155	1,294,517
Wuliangye Yibin Co., Ltd., Class A	232,300	1,727,445
WuXi AppTec Co., Ltd., Class H(a)	131,100	1,138,471
Wuxi Biologics Cayman, Inc.(a)	416,000	2,657,643
Total		128,471,164
Hong Kong 1.8%
AIA Group Ltd.	518,200	4,304,591
Techtronic Industries Co., Ltd.	590,500	3,133,587
Total		7,438,178
Hungary 0.4%
Richter Gedeon Nyrt	92,341	1,788,620
India 12.2%
Adani Ports & Special Economic Zone Ltd.	313,946	1,742,258
AU Small Finance Bank Ltd.	182,750	1,626,146
Bajaj Finance Ltd.	41,906	1,586,113
Balkrishna Industries Ltd.	125,436	1,658,277
Biocon Ltd.	199,392	1,797,236
Eicher Motors Ltd.	17,973	5,957,371
HDFC Asset Management Co., Ltd.(a)	100,159	2,157,380
HDFC Bank Ltd., ADR	78,814	8,164,342
HDFC Standard Life Insurance Co., Ltd.(a)	689,621	3,821,561
Indraprastha Gas Ltd.	1,015,933	3,884,953
IndusInd Bank Ltd.	172,657	3,953,453
Jubilant Foodworks Ltd.	114,437	2,050,420
Natco Pharma Ltd.	181,486	1,766,907
Petronet LNG Ltd.	909,800	2,919,589
Reliance Industries Ltd.	327,515	5,256,306
Tejas Networks Ltd.(a)	690,841	2,053,556
Total		50,395,868
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Indonesia 7.0%
PT Ace Hardware Indonesia Tbk	31,519,900	3,269,729
PT Astra International Tbk	6,542,200	3,747,972
PT Bank Central Asia Tbk	5,334,400	9,646,992
PT Bank Rakyat Indonesia Persero Tbk	39,513,700	10,066,446
PT Pakuwon Jati Tbk	51,750,300	2,231,473
Total		28,962,612
Luxembourg 0.3%
Ternium SA, ADR	41,261	1,118,173
Mexico 1.8%
Grupo Financiero Banorte SAB de CV, Class O	707,900	3,455,613
Mexichem SAB de CV	1,472,384	3,739,448
Total		7,195,061
Panama 0.6%
Copa Holdings SA, Class A	30,069	2,366,731
Peru 1.4%
Credicorp Ltd.	25,834	5,726,623
Philippines 0.8%
Ayala Land, Inc.	4,478,500	3,461,542
Poland 1.5%
Dino Polska SA(a)	169,479	4,352,233
KRUK SA	43,622	1,828,502
Total		6,180,735
Russian Federation 4.7%
Detsky Mir PJSC	1,200,851	1,560,345
Lukoil PJSC, ADR	60,689	4,334,712
Mail.ru Group Ltd., GDR(a),(d)	142,503	3,357,488
Sberbank of Russia PJSC, ADR	236,599	2,591,036
TCS Group Holding PLC, GDR	185,573	2,887,516
Yandex NV, Class A(a)	161,870	4,427,145
Total		19,158,242
South Africa 6.7%
AVI Ltd.	429,432	3,034,603
Capitec Bank Holdings Ltd.	44,165	3,422,507
Clicks Group Ltd.	76,040	1,010,908
Mr. Price Group Ltd.	94,616	1,616,490
Naspers Ltd., Class N	76,297	15,275,914
Common Stocks (continued)
Issuer	Shares	Value ($)
Sasol Ltd.	108,200	3,215,327
Total		27,575,749
South Korea 8.2%
Cafe24 Corp.(a)	16,010	1,578,716
KB Financial Group, Inc.	71,291	2,974,034
Pearl Abyss Corp.(a)	8,620	1,613,450
POSCO	9,184	2,008,832
Samsung Electronics Co., Ltd.	459,429	15,993,513
SK Hynix, Inc.	70,477	3,842,161
SK Innovation Co., Ltd.	22,330	3,584,286
SK Telecom Co., Ltd.	8,641	2,084,899
Total		33,679,891
Taiwan 6.3%
ASMedia Technology, Inc.	148,000	2,398,118
Cathay Financial Holding Co., Ltd.	2,198,000	3,364,766
MediaTek, Inc.	317,000	2,359,273
Silergy Corp.	116,000	1,707,019
Taiwan Semiconductor Manufacturing Co., Ltd.	2,097,838	15,232,891
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	27,979	1,032,705
Total		26,094,772
Thailand 2.0%
Mega Lifesciences PCL, Foreign Registered Shares	1,322,600	1,167,941
Muangthai Capital PCL, Foreign Registered Shares	3,166,500	4,772,123
Tisco Financial Group PCL, Foreign Registered Shares	985,800	2,371,140
Total		8,311,204
United States 0.5%
Universal Display Corp.	23,583	2,206,661
Total Common Stocks (Cost $365,048,193)		401,070,314

Preferred Stocks 2.4%
Issuer	Shares	Value ($)
Brazil 1.7%
Azul SA(a)	327,100	3,038,277
Cia Brasileira de Distribuicao	79,200	1,654,806
Lojas Americanas SA	455,200	2,313,730
Total		7,006,813

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Preferred Stocks (continued)
Issuer	Shares	Value ($)
South Korea 0.7%
Samsung Electronics Co., Ltd.	97,589	2,788,475
Total Preferred Stocks (Cost $8,380,322)		9,795,288

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(e),(f)	2,148,927	2,148,712
Total Money Market Funds (Cost $2,148,712)		2,148,712
Total Investments in Securities (Cost $375,577,227)		413,014,314
Other Assets & Liabilities, Net		(235,361)
Net Assets		$412,778,953
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2018, the total value of these securities amounted to $1, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $3,357,488, which represents 0.81% of total net assets.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	3,686,610	156,012,347	(157,550,030)	2,148,927	2,248	(162)	149,468	2,148,712
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Brazil	36,073,332	—	—	—	36,073,332
Canada	4,865,156	—	—	—	4,865,156
China	50,093,860	78,377,303	1	—	128,471,164
Hong Kong	—	7,438,178	—	—	7,438,178
Hungary	—	1,788,620	—	—	1,788,620
India	8,164,342	42,231,526	—	—	50,395,868
Indonesia	—	28,962,612	—	—	28,962,612
Luxembourg	1,118,173	—	—	—	1,118,173
Mexico	7,195,061	—	—	—	7,195,061
Panama	2,366,731	—	—	—	2,366,731
Peru	5,726,623	—	—	—	5,726,623
Philippines	—	3,461,542	—	—	3,461,542
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Poland	—	6,180,735	—	—	6,180,735
Russian Federation	8,761,857	10,396,385	—	—	19,158,242
South Africa	—	27,575,749	—	—	27,575,749
South Korea	—	33,679,891	—	—	33,679,891
Taiwan	1,032,705	25,062,067	—	—	26,094,772
Thailand	—	8,311,204	—	—	8,311,204
United States	2,206,661	—	—	—	2,206,661
Total Common Stocks	127,604,501	273,465,812	1	—	401,070,314
Preferred Stocks
Brazil	7,006,813	—	—	—	7,006,813
South Korea	—	2,788,475	—	—	2,788,475
Total Preferred Stocks	7,006,813	2,788,475	—	—	9,795,288
Money Market Funds	—	—	—	2,148,712	2,148,712
Total Investments in Securities	134,611,314	276,254,287	1	2,148,712	413,014,314
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $373,428,515)	$410,865,602
Affiliated issuers (cost $2,148,712)	2,148,712
Receivable for:
Investments sold	68,004
Capital shares sold	68
Dividends	699,695
Foreign tax reclaims	42,171
Prepaid expenses	2,872
Total assets	413,827,124
Liabilities
Due to custodian	68,762
Payable for:
Investments purchased	68,096
Capital shares purchased	280,341
Foreign capital gains taxes deferred	106
Management services fees	390,088
Distribution and/or service fees	27,779
Service fees	10,870
Compensation of board members	79,671
Compensation of chief compliance officer	137
Custodian fees	69,692
Other expenses	52,629
Total liabilities	1,048,171
Net assets applicable to outstanding capital stock	$412,778,953
Represented by
Paid in capital	321,087,143
Total distributable earnings (loss) (Note 2)	91,691,810
Total - representing net assets applicable to outstanding capital stock	$412,778,953
Class 1
Net assets	$196,719,606
Shares outstanding	12,012,095
Net asset value per share	$16.38
Class 2
Net assets	$42,530,590
Shares outstanding	2,615,639
Net asset value per share	$16.26
Class 3
Net assets	$173,528,757
Shares outstanding	10,626,306
Net asset value per share	$16.33
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018	13

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$12,521,698
Dividends — affiliated issuers	149,468
Foreign taxes withheld	(1,405,594)
Total income	11,265,572
Expenses:
Management services fees	6,650,856
Distribution and/or service fees
Class 2	118,650
Class 3	273,466
Service fees	162,174
Compensation of board members	20,087
Custodian fees	264,226
Printing and postage fees	59,665
Audit fees	61,093
Legal fees	12,464
Interest on interfund lending	2,726
Compensation of chief compliance officer	132
Other	133,799
Total expenses	7,759,338
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(14,894)
Total net expenses	7,744,444
Net investment income	3,521,128
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	69,216,534
Investments — affiliated issuers	2,248
Foreign currency translations	(448,985)
Net realized gain	68,769,797
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(204,006,998)
Investments — affiliated issuers	(162)
Foreign currency translations	1,756
Foreign capital gains tax	946,062
Net change in unrealized appreciation (depreciation)	(203,059,342)
Net realized and unrealized loss	(134,289,545)
Net decrease in net assets resulting from operations	$(130,768,417)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$3,521,128	$1,837,441
Net realized gain	68,769,797	68,911,047
Net change in unrealized appreciation (depreciation)	(203,059,342)	204,968,270
Net increase (decrease) in net assets resulting from operations	(130,768,417)	275,716,758
Distributions to shareholders
Net investment income and net realized gains
Class 1	(2,103,200)
Class 2	(119,259)
Class 3	(990,392)
Net investment income
Class 1		(816,096)
Class 2		(5,134)
Class 3		(201,984)
Total distributions to shareholders (Note 2)	(3,212,851)	(1,023,214)
Decrease in net assets from capital stock activity	(201,134,283)	(140,386,914)
Total increase (decrease) in net assets	(335,115,551)	134,306,630
Net assets at beginning of year	747,894,504	613,587,874
Net assets at end of year	$412,778,953	$747,894,504
Undistributed net investment income	$705,048	$1,201,066

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	214,618	3,855,900	63,400	1,183,724
Distributions reinvested	106,866	2,103,200	50,564	816,096
Redemptions	(10,036,735)	(195,289,375)	(6,963,932)	(132,677,726)
Net decrease	(9,715,251)	(189,330,275)	(6,849,968)	(130,677,906)
Class 2
Subscriptions	557,398	10,937,566	944,928	16,603,012
Distributions reinvested	6,369	119,259	320	5,134
Redemptions	(175,087)	(3,297,346)	(223,643)	(4,032,794)
Net increase	388,680	7,759,479	721,605	12,575,352
Class 3
Subscriptions	266,425	5,099,121	237,541	4,178,094
Distributions reinvested	51,655	990,392	12,553	201,984
Redemptions	(1,352,959)	(25,653,000)	(1,501,190)	(26,664,438)
Net decrease	(1,034,879)	(19,563,487)	(1,251,096)	(22,284,360)
Total net decrease	(10,361,450)	(201,134,283)	(7,379,459)	(140,386,914)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$21.04	0.14	(4.67)	(4.53)	(0.13)	—	(0.13)
Year Ended 12/31/2017	$14.29	0.05	6.73	6.78	(0.03)	—	(0.03)
Year Ended 12/31/2016	$13.61	0.03	0.67	0.70	(0.02)	—	(0.02)
Year Ended 12/31/2015	$15.36	0.06	(1.37)	(1.31)	(0.02)	(0.42)	(0.44)
Year Ended 12/31/2014	$15.81	0.04	(0.39)	(0.35)	(0.03)	(0.07)	(0.10)
Class 2
Year Ended 12/31/2018	$20.84	0.06	(4.59)	(4.53)	(0.05)	—	(0.05)
Year Ended 12/31/2017	$14.17	0.01	6.66	6.67	(0.00) (e)	—	(0.00) (e)
Year Ended 12/31/2016	$13.53	0.02	0.63	0.65	(0.01)	—	(0.01)
Year Ended 12/31/2015	$15.30	0.03	(1.37)	(1.34)	(0.01)	(0.42)	(0.43)
Year Ended 12/31/2014	$15.75	(0.00) (e)	(0.37)	(0.37)	(0.01)	(0.07)	(0.08)
Class 3
Year Ended 12/31/2018	$20.96	0.09	(4.63)	(4.54)	(0.09)	—	(0.09)
Year Ended 12/31/2017	$14.24	0.03	6.71	6.74	(0.02)	—	(0.02)
Year Ended 12/31/2016	$13.58	0.04	0.63	0.67	(0.01)	—	(0.01)
Year Ended 12/31/2015	$15.34	0.04	(1.36)	(1.32)	(0.02)	(0.42)	(0.44)
Year Ended 12/31/2014	$15.79	0.02	(0.38)	(0.36)	(0.02)	(0.07)	(0.09)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$16.38	(21.62%)	1.20% (c)	1.20% (c)	0.70%	41%	$196,720
Year Ended 12/31/2017	$21.04	47.51%	1.25% (d)	1.24% (d)	0.31%	43%	$457,065
Year Ended 12/31/2016	$14.29	5.13%	1.29% (d)	1.27% (d)	0.25%	74%	$408,360
Year Ended 12/31/2015	$13.61	(8.83%)	1.28%	1.25%	0.40%	77%	$974,542
Year Ended 12/31/2014	$15.36	(2.27%)	1.27%	1.25%	0.26%	83%	$751,812
Class 2
Year Ended 12/31/2018	$16.26	(21.78%)	1.47% (c)	1.46% (c)	0.33%	41%	$42,531
Year Ended 12/31/2017	$20.84	47.10%	1.50% (d)	1.48% (d)	0.04%	43%	$46,421
Year Ended 12/31/2016	$14.17	4.81%	1.54% (d)	1.52% (d)	0.14%	74%	$21,331
Year Ended 12/31/2015	$13.53	(9.06%)	1.53%	1.50%	0.17%	77%	$18,561
Year Ended 12/31/2014	$15.30	(2.40%)	1.52%	1.50%	(0.01%)	83%	$18,142
Class 3
Year Ended 12/31/2018	$16.33	(21.73%)	1.34% (c)	1.33% (c)	0.44%	41%	$173,529
Year Ended 12/31/2017	$20.96	47.34%	1.37% (d)	1.36% (d)	0.18%	43%	$244,408
Year Ended 12/31/2016	$14.24	4.97%	1.42% (d)	1.40% (d)	0.26%	74%	$183,897
Year Ended 12/31/2015	$13.58	(8.94%)	1.40%	1.38%	0.28%	77%	$207,067
Year Ended 12/31/2014	$15.34	(2.33%)	1.40%	1.38%	0.15%	83%	$263,988
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018	17

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Emerging Markets Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
20	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.70% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 1.09% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.03% of the Fund’s average daily net assets.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	1.22%	1.24%
Class 2	1.47	1.49
Class 3	1.345	1.365
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, foreign currency transactions and foreign capital gains tax. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(804,295)	804,295	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
22	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,212,851	—	3,212,851	1,023,214	—	1,023,214
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
784,024	54,023,209	—	36,964,592
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
376,049,722	68,799,474	(31,834,882)	36,964,592
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	14,878,492	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $244,846,519 and $443,787,971, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	7,940,000	2.47	5
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
24	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Geographic concentration risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Emerging Markets Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26	| Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2018.
Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
0.25%	$56,724,369	$1,760,919	$0.07	$12,515,489	$0.50
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Foreign taxes for the Fund are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 28, 2019.
| Annual Report 2018	27

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
28	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
30	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Emerging Markets Fund | Annual Report 2018	33

Columbia Variable Portfolio – Emerging Markets Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-2000 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Mid Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Mid Cap Growth Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Mid Cap Growth Fund (the Fund) seeks to provide shareholders with growth of capital.
Portfolio management
Matthew Litfin, CFA
Lead Portfolio Manager
Managed Fund since February 2018
Erika Maschmeyer, CFA
Portfolio Manager
Managed Fund since February 2018
John Emerson, CFA
Portfolio Manager
Managed Fund since February 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-4.77	6.33	13.31
Class 2*	05/03/10	-4.98	6.07	13.06
Class 3	05/01/01	-4.86	6.20	13.19
Russell Midcap Growth Index		-4.75	7.42	15.12
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Pool Corp.	2.8
Raymond James Financial, Inc.	2.8
Lam Research Corp.	2.7
Mettler-Toledo International, Inc.	2.6
O’Reilly Automotive, Inc.	2.5
ResMed, Inc.	2.5
NVR, Inc.	2.4
Fastenal Co.	2.3
Lennox International, Inc.	2.2
STERIS PLC	2.1
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	95.6
Limited Partnerships	1.7
Money Market Funds	2.7
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	3.3
Consumer Discretionary	18.4
Energy	2.3
Financials	8.2
Health Care	19.1
Industrials	16.8
Information Technology	26.5
Materials	3.3
Real Estate	2.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At December 31, 2018, approximately 39.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2018, the Fund’s Class 3 shares returned -4.86%. The Fund slightly underperformed its benchmark, the Russell Midcap Growth Index, which returned -4.75% for the same time period. Stock selection in information technology and energy detracted from relative results, as did an underweight in technology. Stock selection in health care, materials and communication services made the largest contributions to relative return.
Market returns diverged from solid economic performance
For the full 12-month period, stock market indexes registered negative performance, belying the fact that U.S. economic performance continued to be strong, and that global financial markets performed well until the fourth quarter. U.S. GDP exceeded 3% during both the second and third quarters of 2018, boosting U.S. stocks. In the second quarter, the ISM manufacturing index, a widely followed measure of economic activity, was near its highest level since 2004, providing further evidence of above-trend expansion. In May, U.S. unemployment dipped below 4% for the first time since 2000, with consumer and small business confidence approaching all-time highs. Businesses also felt a boost from the U.S. tax overhaul passed in late 2017, as taxes for U.S. corporations were dramatically reduced. Earnings for S&P 500 companies expanded by more than 20% in the first three quarters of 2018, also providing a strong tailwind for stock prices.
The highly favorable environment for stocks reversed course in October when U.S. Federal Reserve (Fed) Chair Jerome Powell suggested that the Fed’s interest rate policy was probably “a long way from neutral,” implying that the central bank would pursue a hawkish rate policy in 2019 and beyond, despite some warning signs regarding future growth. Investors reacted negatively to the comments, sending stocks lower. Through the remainder of the fourth quarter, uncertainty over U.S. trade policy, signs of slowing growth in China and Europe, questions about future corporate profits, an imminent U.S. government shutdown, and generally high levels of geopolitical uncertainty spurred significant volatility within financial markets, which continued through year end.
Contributors and detractors
The Fund’s stock selection within information technology as well as an underweight to the sector represented the largest detractors from relative performance during the 12-month period. Stock selection in energy and an overweight in consumer discretionary also detracted. Within technology, the Fund’s position in Coherent, Inc., a leading supplier of fiber lasers used in manufacturing OLED (organic light-emitting diode) displays, subtracted from returns. Coherent’s shares declined as disappointing iPhone X holiday sales sparked concerns that OLED technology would fail to garner mainstream adoption. Also in technology, holdings in Teradyne, Inc. detracted. Teradyne, a leading global supplier of semiconductor test equipment, saw softer sales to start 2018. We see strong value creation potential for Teradyne, as the company benefits from long-term factory automation trends. Within consumer discretionary, a position in Visteon Corp. constrained performance. The company, which engineers and manufactures products that modernize vehicle cockpits in areas such as “infotainment” and autonomous driving, underperformed as auto industry growth rates in China and Europe have slowed. While we believe that Visteon is well positioned for the “car of the future,” growth acceleration from customer acquisitions will most likely take time.
Leading positive contributors to the Fund’s performance relative to the benchmark included stock selection in health care, materials and communication services. Top individual contributors to relative results included the Fund’s position in the U.S.-based medical research and drug development company Sarepta Therapeutics. Shares of Sarepta rose after the company reported encouraging early results for its gene therapy treatment for Duchenne muscular dystrophy. Within the information technology sector, holdings in Red Hat, Inc. contributed to performance. Red Hat commercializes and supports open source software solutions. During the fourth quarter, IBM agreed to acquire Red Hat propelling the share price to approximately $172, which was up 47% from the previous close. Lastly, shares of Abiomed, a leading cardiac medical device firm, registered solid gains as the company’s flagship Impella heart pump continued to exceed analysts’ expectations for sales and adoption.
4	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
At period’s end
We believe that the stock market’s relatively higher volatility and greater number of economic and market divergences that have occurred have the potential to create good opportunities for stock pickers. We believe that our investment philosophy, which favors higher quality and structural growth as measured across return on invested capital, revenue and earnings growth, and superior debt ratios, can be particularly advantageous in the current environment.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	887.00	1,021.64	3.49	3.74	0.73
Class 2	1,000.00	1,000.00	886.20	1,020.38	4.68	5.02	0.98
Class 3	1,000.00	1,000.00	886.50	1,020.98	4.11	4.40	0.86
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.7%
Issuer	Shares	Value ($)
Communication Services 3.2%
Entertainment 3.2%
Live Nation Entertainment, Inc.(a)	82,893	4,082,480
Madison Square Garden Co. (The), Class A(a)	22,183	5,938,389
Take-Two Interactive Software, Inc.(a)	38,524	3,965,661
Total		13,986,530
Total Communication Services		13,986,530
Consumer Discretionary 17.9%
Distributors 2.7%
Pool Corp.	78,786	11,711,539
Diversified Consumer Services 1.0%
Grand Canyon Education, Inc.(a)	43,000	4,134,020
Hotels, Restaurants & Leisure 6.0%
Choice Hotels International, Inc.	64,629	4,626,144
Churchill Downs, Inc.	25,631	6,252,426
Domino’s Pizza, Inc.	18,207	4,515,154
Dunkin’ Brands Group, Inc.	65,735	4,214,928
Six Flags Entertainment Corp.	111,449	6,199,908
Total		25,808,560
Household Durables 2.4%
NVR, Inc.(a)	4,210	10,259,728
Specialty Retail 5.8%
O’Reilly Automotive, Inc.(a)	31,077	10,700,743
Tractor Supply Co.	79,306	6,617,293
Ulta Beauty, Inc.(a)	32,148	7,871,116
Total		25,189,152
Total Consumer Discretionary		77,102,999
Energy 2.2%
Energy Equipment & Services 1.4%
Helmerich & Payne, Inc.	126,403	6,059,760
Oil, Gas & Consumable Fuels 0.8%
Concho Resources, Inc.(a)	34,721	3,568,971
Total Energy		9,628,731
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 6.3%
Banks 2.5%
First Republic Bank	80,031	6,954,694
SVB Financial Group(a)	20,157	3,828,217
Total		10,782,911
Capital Markets 3.8%
MSCI, Inc.	31,537	4,649,500
Raymond James Financial, Inc.	155,975	11,606,100
Total		16,255,600
Total Financials		27,038,511
Health Care 18.6%
Biotechnology 2.2%
Sarepta Therapeutics, Inc.(a)	41,802	4,561,852
Seattle Genetics, Inc.(a)	83,769	4,746,352
Total		9,308,204
Health Care Equipment & Supplies 9.1%
ABIOMED, Inc.(a)	15,426	5,014,067
Align Technology, Inc.(a)	21,564	4,516,149
IDEXX Laboratories, Inc.(a)	30,397	5,654,450
ResMed, Inc.	91,476	10,416,372
STERIS PLC	82,312	8,795,037
Varian Medical Systems, Inc.(a)	41,477	4,699,759
Total		39,095,834
Health Care Providers & Services 2.0%
Encompass Health Corp.	86,696	5,349,143
Laboratory Corp. of America Holdings(a)	27,464	3,470,351
Total		8,819,494
Life Sciences Tools & Services 5.3%
Agilent Technologies, Inc.	114,379	7,716,007
Illumina, Inc.(a)	14,569	4,369,680
Mettler-Toledo International, Inc.(a)	18,975	10,731,881
Total		22,817,568
Total Health Care		80,041,100
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 16.4%
Aerospace & Defense 2.0%
BWX Technologies, Inc.	107,438	4,107,355
HEICO Corp., Class A	73,228	4,613,364
Total		8,720,719
Building Products 2.2%
Lennox International, Inc.	42,717	9,349,043
Commercial Services & Supplies 4.1%
Cintas Corp.	38,253	6,426,121
Copart, Inc.(a)	128,625	6,145,702
Rollins, Inc.	139,396	5,032,196
Total		17,604,019
Machinery 3.3%
Donaldson Co., Inc.	194,121	8,422,910
Toro Co. (The)	100,000	5,588,000
Total		14,010,910
Professional Services 1.3%
CoStar Group, Inc.(a)	16,326	5,507,413
Road & Rail 1.3%
Landstar System, Inc.	60,306	5,769,475
Trading Companies & Distributors 2.2%
Fastenal Co.	182,883	9,562,952
Total Industrials		70,524,531
Information Technology 25.8%
Electronic Equipment, Instruments & Components 1.3%
CDW Corp.	69,543	5,636,460
IT Services 7.4%
Booz Allen Hamilton Holdings Corp.	154,994	6,985,580
Gartner, Inc.(a)	41,691	5,329,778
GoDaddy, Inc., Class A(a)	73,578	4,828,188
VeriSign, Inc.(a)	42,579	6,314,040
WEX, Inc.(a)	31,232	4,374,354
Worldpay, Inc., Class A(a)	56,547	4,321,887
Total		32,153,827
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 6.6%
Lam Research Corp.	82,838	11,280,051
Monolithic Power Systems, Inc.	38,536	4,479,810
Skyworks Solutions, Inc.	72,066	4,829,863
Teradyne, Inc.	252,359	7,919,025
Total		28,508,749
Software 10.5%
ANSYS, Inc.(a)	56,520	8,078,969
Aspen Technology, Inc.(a)	66,934	5,500,636
Cadence Design Systems, Inc.(a)	161,896	7,039,238
Guidewire Software, Inc.(a)	54,664	4,385,693
ServiceNow, Inc.(a)	27,229	4,848,123
Synopsys, Inc.(a)	67,169	5,658,317
Tyler Technologies, Inc.(a)	26,711	4,963,438
Ultimate Software Group, Inc. (The)(a)	19,176	4,695,627
Total		45,170,041
Total Information Technology		111,469,077
Materials 3.2%
Chemicals 3.2%
Celanese Corp., Class A	81,998	7,377,360
International Flavors & Fragrances, Inc.	48,045	6,451,002
Total		13,828,362
Total Materials		13,828,362
Real Estate 2.1%
Equity Real Estate Investment Trusts (REITS) 2.1%
Equity LifeStyle Properties, Inc.	47,786	4,641,454
SBA Communications Corp.(a)	26,273	4,253,336
Total		8,894,790
Total Real Estate		8,894,790
Total Common Stocks (Cost $427,060,982)		412,514,631

Limited Partnerships 1.7%

Financials 1.7%
Capital Markets 1.7%
Oaktree Capital Group LLC	183,533	7,295,437
Total Financials		7,295,437
Total Limited Partnerships (Cost $7,657,975)		7,295,437

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Money Market Funds 2.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	11,831,346	11,830,163
Total Money Market Funds (Cost $11,830,163)		11,830,163
Total Investments in Securities (Cost: $446,549,120)		431,640,231
Other Assets & Liabilities, Net		(498,973)
Net Assets		431,141,258
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	16,248,811	196,875,186	(201,292,651)	11,831,346	(1,754)	(823)	246,629	11,830,163
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	13,986,530	—	—	—	13,986,530
Consumer Discretionary	77,102,999	—	—	—	77,102,999
Energy	9,628,731	—	—	—	9,628,731
Financials	27,038,511	—	—	—	27,038,511
Health Care	80,041,100	—	—	—	80,041,100
Industrials	70,524,531	—	—	—	70,524,531
Information Technology	111,469,077	—	—	—	111,469,077
Materials	13,828,362	—	—	—	13,828,362
Real Estate	8,894,790	—	—	—	8,894,790
Total Common Stocks	412,514,631	—	—	—	412,514,631
Limited Partnerships
Financials	7,295,437	—	—	—	7,295,437
Money Market Funds	—	—	—	11,830,163	11,830,163
Total Investments in Securities	419,810,068	—	—	11,830,163	431,640,231
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $434,718,957)	$419,810,068
Affiliated issuers (cost $11,830,163)	11,830,163
Receivable for:
Capital shares sold	6,575
Dividends	262,076
Expense reimbursement due from Investment Manager	43,952
Prepaid expenses	2,517
Total assets	431,955,351
Liabilities
Payable for:
Capital shares purchased	306,379
Management services fees	308,681
Distribution and/or service fees	29,258
Service fees	13,457
Compensation of board members	93,186
Compensation of chief compliance officer	107
Other expenses	63,025
Total liabilities	814,093
Net assets applicable to outstanding capital stock	$431,141,258
Represented by
Trust capital	$431,141,258
Total - representing net assets applicable to outstanding capital stock	$431,141,258
Class 1
Net assets	$183,545,919
Shares outstanding	7,472,432
Net asset value per share	$24.56
Class 2
Net assets	$19,965,593
Shares outstanding	829,994
Net asset value per share	$24.06
Class 3
Net assets	$227,629,746
Shares outstanding	9,367,999
Net asset value per share	$24.30
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018	11

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$4,014,855
Dividends — affiliated issuers	246,629
Interfund lending	61
Foreign taxes withheld	(11,210)
Total income	4,250,335
Expenses:
Management services fees	4,079,235
Distribution and/or service fees
Class 2	51,533
Class 3	336,139
Service fees	174,254
Compensation of board members	18,331
Custodian fees	7,122
Printing and postage fees	71,146
Audit fees	33,775
Legal fees	11,369
Compensation of chief compliance officer	104
Other	11,797
Total expenses	4,794,805
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(730,049)
Total net expenses	4,064,756
Net investment income	185,579
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	65,505,198
Investments — affiliated issuers	(1,754)
Options contracts written	(329,925)
Net realized gain	65,173,519
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(85,582,690)
Investments — affiliated issuers	(823)
Options contracts written	132,016
Net change in unrealized appreciation (depreciation)	(85,451,497)
Net realized and unrealized loss	(20,277,978)
Net decrease in net assets resulting from operations	$(20,092,399)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$185,579	$261,280
Net realized gain	65,173,519	44,804,354
Net change in unrealized appreciation (depreciation)	(85,451,497)	48,140,489
Net increase (decrease) in net assets resulting from operations	(20,092,399)	93,206,123
Decrease in net assets from capital stock activity	(34,471,255)	(26,129,227)
Total increase (decrease) in net assets	(54,563,654)	67,076,896
Net assets at beginning of year	485,704,912	418,628,016
Net assets at end of year	$431,141,258	$485,704,912

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	123,243	3,285,951	387,520	9,178,892
Redemptions	(351,930)	(9,696,344)	(246,464)	(5,768,521)
Net increase (decrease)	(228,687)	(6,410,393)	141,056	3,410,371
Class 2
Subscriptions	206,040	5,555,492	146,197	3,402,029
Redemptions	(92,762)	(2,479,742)	(54,883)	(1,273,259)
Net increase	113,278	3,075,750	91,314	2,128,770
Class 3
Subscriptions	27,452	751,146	13,521	311,363
Redemptions	(1,187,600)	(31,887,758)	(1,367,418)	(31,979,731)
Net decrease	(1,160,148)	(31,136,612)	(1,353,897)	(31,668,368)
Total net decrease	(1,275,557)	(34,471,255)	(1,121,527)	(26,129,227)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$25.79	0.03	(1.26)	(1.23)
Year Ended 12/31/2017	$20.97	0.03	4.79	4.82
Year Ended 12/31/2016	$20.50	0.03	0.44	0.47
Year Ended 12/31/2015	$19.41	0.14 (c)	0.95	1.09
Year Ended 12/31/2014	$18.07	(0.02)	1.36	1.34
Class 2
Year Ended 12/31/2018	$25.32	(0.03)	(1.23)	(1.26)
Year Ended 12/31/2017	$20.64	(0.03)	4.71	4.68
Year Ended 12/31/2016	$20.23	0.02	0.39	0.41
Year Ended 12/31/2015	$19.20	0.23 (e)	0.80	1.03
Year Ended 12/31/2014	$17.92	(0.05)	1.33	1.28
Class 3
Year Ended 12/31/2018	$25.54	(0.00) (f)	(1.24)	(1.24)
Year Ended 12/31/2017	$20.80	0.00 (f)	4.74	4.74
Year Ended 12/31/2016	$20.36	0.05	0.39	0.44
Year Ended 12/31/2015	$19.30	0.25 (g)	0.81	1.06
Year Ended 12/31/2014	$17.99	(0.03)	1.34	1.31

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.14 per share.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.27 per share.
(f)	Rounds to zero.
(g)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.28 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$24.56	(4.77%)	0.89%	0.74%	0.12%	150%	$183,546
Year Ended 12/31/2017	$25.79	22.98%	0.91%	0.74%	0.14%	115%	$198,617
Year Ended 12/31/2016	$20.97	2.29%	0.92%	0.76%	0.16%	150%	$158,566
Year Ended 12/31/2015	$20.50	5.62%	0.94%	0.84%	0.67%	109%	$18,161
Year Ended 12/31/2014	$19.41	7.41%	0.91% (d)	0.88% (d)	(0.09%)	96%	$81,262
Class 2
Year Ended 12/31/2018	$24.06	(4.98%)	1.14%	0.99%	(0.12%)	150%	$19,966
Year Ended 12/31/2017	$25.32	22.68%	1.16%	0.99%	(0.11%)	115%	$18,148
Year Ended 12/31/2016	$20.64	2.03%	1.18%	1.01%	0.11%	150%	$12,910
Year Ended 12/31/2015	$20.23	5.36%	1.20%	1.05%	1.11%	109%	$13,920
Year Ended 12/31/2014	$19.20	7.14%	1.17% (d)	1.13% (d)	(0.30%)	96%	$10,439
Class 3
Year Ended 12/31/2018	$24.30	(4.86%)	1.01%	0.86%	(0.01%)	150%	$227,630
Year Ended 12/31/2017	$25.54	22.79%	1.03%	0.86%	0.01%	115%	$268,941
Year Ended 12/31/2016	$20.80	2.16%	1.05%	0.88%	0.24%	150%	$247,151
Year Ended 12/31/2015	$20.36	5.49%	1.07%	0.92%	1.24%	109%	$279,919
Year Ended 12/31/2014	$19.30	7.28%	1.04% (d)	1.00% (d)	(0.18%)	96%	$286,989
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018	15

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Mid Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
16	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018	17

Notes to Financial Statements  (continued)
December 31, 2018
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
18	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	(329,925)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	132,016
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average value ($)*
Options contracts — written	(64,534)

*	Based on the ending daily outstanding amounts for the year ended December 31, 2018.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
20	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.82% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Affiliates) may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Affiliates will provide services to the Investment Manager pursuant to personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States. Pursuant to some of these arrangements, certain employees of these Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2018 through April 30, 2019	May 1, 2018 through June 30, 2018	Prior to May 1, 2018
Class 1	0.73%	0.78%	0.73%
Class 2	0.98	1.03	0.98
Class 3	0.855	0.905	0.855
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
22	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $720,475,098 and $751,034,454, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	800,000	2.72	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 96.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Mid Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Mid Cap Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018	25

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
26	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018	27

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
28	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
30	Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Mid Cap Growth Fund | Annual Report 2018	31

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Columbia Variable Portfolio – Mid Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6651 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Select Large-Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Select Large-Cap Value Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Select Large-Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
Richard Rosen
Lead Portfolio Manager
Managed Fund since 2008
Richard Taft
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-12.22	6.19	12.72
Class 2*	05/03/10	-12.45	5.93	12.47
Class 3	02/04/04	-12.31	6.07	12.60
Russell 1000 Value Index		-8.27	5.95	11.18
S&P 500 Index		-4.38	8.49	13.12
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Select Large-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Verizon Communications, Inc.	5.2
FMC Corp.	4.5
Bristol-Myers Squibb Co.	4.1
JPMorgan Chase & Co.	3.7
Humana, Inc.	3.6
Bank of America Corp.	3.5
Corning, Inc.	3.4
Qurate Retail, Inc.	3.4
Teradata Corp.	3.3
Applied Materials, Inc.	3.2
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	95.6
Money Market Funds	4.4
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	5.2
Consumer Discretionary	6.3
Consumer Staples	4.6
Energy	14.1
Financials	23.3
Health Care	12.7
Industrials	8.5
Information Technology	12.3
Materials	7.3
Utilities	5.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At December 31, 2018, approximately 92.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 3 shares returned -12.31%, compared with a -8.27% return for the Fund’s benchmark, the Russell 1000 Value Index. Strong stock selection in the industrials, utilities, communication services and consumer discretionary sectors was more than offset by weaker results in financials, consumer staples, information technology and energy. Greater-than-benchmark exposure to technology stocks also helped the Fund’s relative performance.
A volatile and challenging year for equity markets
Briefly stated, the bull market that started in early 2009 died in late 2018. U.S. equity markets started the year with robust returns, sustained by continuing expectations for stimulus from sources like tax reform. Year-beginning euphoria fizzled one month in, though, thanks to headwinds that ultimately would dictate the poor year-end results – interest rates and trade conflicts. Other worries battered equities along the way as well, including high-profile privacy scandals and threats of heavy regulation, which raised doubts about the earnings potential of many key stocks in the technology sector. Political dysfunction frequently gave investors pause as well.
Despite these headwinds, equity markets appeared to rebound throughout the middle of the year as investors turned their focus to strong earnings and solid economic growth. Chief among data driving constructive investor sentiment were 25% corporate earnings growth, a 4.2% rise in GDP for the third quarter (marking the ninth-straight quarter of year-over-year increases and the quickest pace since the third quarter of 2014) and the lowest jobless claims in almost a half-century. Mixed but generally bullish interpretation of the Federal Reserve’s (Fed) widely expected 25-basis point rate hike near the end of the third quarter also helped sustain enthusiasm for equities. Global trade jitters, uncertainty over future Fed action and political distractions in the U.S. and abroad did trigger day-to-day risk aversion throughout the third quarter, but those worries tended to fade without causing any meaningful pause in upward market momentum. As a result, several major equity benchmarks reached record highs, including the Dow Jones Industrial Average and the S&P 500 Index.
But a sell-off began in earnest in October as investors resurrected worries about interest rate policy. Those worries increased throughout the quarter, stoked in large part by President Trump criticizing the Fed’s rate-hike plan. And even though the U.S. economy seems solid, the inversion of the short end of the yield curve (two- year to five-year) in December increased worries about the trajectory of economic growth and the possibility that the U.S. would join the global growth slowdown. In addition to rates and growth worries, several other key themes contributed to investor unease late in the year. In particular, U.S.-China trade relations remained in the forefront, as did political squabbles that lead to a government shutdown.
Contributors and detractors
Amid the challenging backdrop of 2018, several portfolio holdings delivered double-digit returns and were strong contributors to absolute and relative results. Electric power provider AES, for example, rose as investors appreciated consistent execution and progress in the company’s renewables business. Managed health care provider Humana rose based on its leadership in the Medicare Advantage market, while another of our health care holdings, pharmacy benefits manager Express Scripts, rose due to favorable investor perception of its merger with insurer Cigna. Within industrials, railroad CSX repeated as a top performer from the previous year based on its progress in transitioning to a new business model.
Notable detractors, which in aggregate more than offset these strong results, included insurer Unum, which fell in line with industry-wide concerns over the health of long-term care. Chicken, beef and pork provider Tyson fell after issuing a weak outlook due to factors including tariffs and sluggish demand. Semiconductor equipment maker Applied Materials declined due to concerns over trade tensions with China and fears of slowing growth in its display business, which overshadowed solid results throughout other key businesses. Insurer American International Group was a notable underperformer amid investor disappointment with the pace of change under new management. And our energy holdings, particularly service and equipment providers Halliburton and TechnipFMC, fell in line with the steep drop in oil prices near year-end.
4	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	896.10	1,021.64	3.51	3.74	0.73
Class 2	1,000.00	1,000.00	894.90	1,020.38	4.71	5.02	0.98
Class 3	1,000.00	1,000.00	895.90	1,021.03	4.08	4.35	0.85
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.7%
Issuer	Shares	Value ($)
Communication Services 5.0%
Diversified Telecommunication Services 5.0%
Verizon Communications, Inc.	1,050,000	59,031,000
Total Communication Services		59,031,000
Consumer Discretionary 6.0%
Internet & Direct Marketing Retail 3.3%
Qurate Retail, Inc.(a)	1,961,100	38,280,672
Specialty Retail 2.7%
Lowe’s Companies, Inc.	348,451	32,182,934
Total Consumer Discretionary		70,463,606
Consumer Staples 4.4%
Food Products 2.5%
Tyson Foods, Inc., Class A	550,000	29,370,000
Tobacco 1.9%
Philip Morris International, Inc.	340,000	22,698,400
Total Consumer Staples		52,068,400
Energy 13.5%
Energy Equipment & Services 3.2%
Halliburton Co.	705,575	18,754,184
TechnipFMC PLC	965,400	18,902,532
Total		37,656,716
Oil, Gas & Consumable Fuels 10.3%
Anadarko Petroleum Corp.	700,000	30,688,000
Chevron Corp.	231,714	25,208,166
Marathon Petroleum Corp.	500,000	29,505,000
Valero Energy Corp.	184,500	13,831,965
Williams Companies, Inc. (The)	993,816	21,913,643
Total		121,146,774
Total Energy		158,803,490
Financials 22.3%
Banks 12.6%
Bank of America Corp.	1,600,001	39,424,024
Citigroup, Inc.	675,000	35,140,500
JPMorgan Chase & Co.	425,000	41,488,500
Wells Fargo & Co.	710,558	32,742,513
Total		148,795,537
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 2.7%
Morgan Stanley	800,000	31,720,000
Insurance 7.0%
American International Group, Inc.	822,141	32,400,577
MetLife, Inc.	634,427	26,049,573
Unum Group	800,772	23,526,681
Total		81,976,831
Total Financials		262,492,368
Health Care 12.2%
Health Care Equipment & Supplies 2.4%
Baxter International, Inc.	422,951	27,838,635
Health Care Providers & Services 5.9%
Cigna Corp.	154,020	29,251,478
Humana, Inc.	140,000	40,107,200
Total		69,358,678
Pharmaceuticals 3.9%
Bristol-Myers Squibb Co.	890,300	46,277,794
Total Health Care		143,475,107
Industrials 8.1%
Aerospace & Defense 1.9%
United Technologies Corp.	211,476	22,517,964
Industrial Conglomerates 2.7%
Honeywell International, Inc.	240,000	31,708,800
Road & Rail 3.5%
CSX Corp.	409,000	25,411,170
Union Pacific Corp.	113,881	15,741,771
Total		41,152,941
Total Industrials		95,379,705
Information Technology 11.8%
Electronic Equipment, Instruments & Components 3.3%
Corning, Inc.	1,282,360	38,740,096
IT Services 3.1%
Teradata Corp.(a)	956,954	36,708,756
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.4%
Applied Materials, Inc.	1,091,341	35,730,504
QUALCOMM, Inc.	473,400	26,941,194
Total		62,671,698
Total Information Technology		138,120,550
Materials 7.0%
Chemicals 4.3%
FMC Corp.	682,000	50,440,720
Metals & Mining 2.7%
Freeport-McMoRan, Inc.	3,038,500	31,326,935
Total Materials		81,767,655
Utilities 5.4%
Electric Utilities 2.9%
NextEra Energy, Inc.	200,000	34,764,000
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 2.5%
AES Corp. (The)	2,000,000	28,920,000
Total Utilities		63,684,000
Total Common Stocks (Cost $943,508,861)		1,125,285,881

Money Market Funds 4.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	51,492,729	51,487,579
Total Money Market Funds (Cost $51,487,579)		51,487,579
Total Investments in Securities (Cost: $994,996,440)		1,176,773,460
Other Assets & Liabilities, Net		(924,921)
Net Assets		1,175,848,539

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	13,703,496	210,202,278	(172,413,045)	51,492,729	(1,838)	(1,250)	317,589	51,487,579
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	59,031,000	—	—	—	59,031,000
Consumer Discretionary	70,463,606	—	—	—	70,463,606
Consumer Staples	52,068,400	—	—	—	52,068,400
Energy	158,803,490	—	—	—	158,803,490
Financials	262,492,368	—	—	—	262,492,368
Health Care	143,475,107	—	—	—	143,475,107
Industrials	95,379,705	—	—	—	95,379,705
Information Technology	138,120,550	—	—	—	138,120,550
Materials	81,767,655	—	—	—	81,767,655
Utilities	63,684,000	—	—	—	63,684,000
Total Common Stocks	1,125,285,881	—	—	—	1,125,285,881
Money Market Funds	—	—	—	51,487,579	51,487,579
Total Investments in Securities	1,125,285,881	—	—	51,487,579	1,176,773,460
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018	9

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $943,508,861)	$1,125,285,881
Affiliated issuers (cost $51,487,579)	51,487,579
Receivable for:
Capital shares sold	112,819
Dividends	902,998
Prepaid expenses	4,110
Total assets	1,177,793,387
Liabilities
Payable for:
Capital shares purchased	1,086,434
Management services fees	739,605
Distribution and/or service fees	10,704
Service fees	9,579
Compensation of board members	50,406
Compensation of chief compliance officer	292
Other expenses	47,828
Total liabilities	1,944,848
Net assets applicable to outstanding capital stock	$1,175,848,539
Represented by
Trust capital	$1,175,848,539
Total - representing net assets applicable to outstanding capital stock	$1,175,848,539
Class 1
Net assets	$1,102,434,372
Shares outstanding	50,492,081
Net asset value per share	$21.83
Class 2
Net assets	$24,609,959
Shares outstanding	1,150,962
Net asset value per share	$21.38
Class 3
Net assets	$48,804,208
Shares outstanding	2,260,797
Net asset value per share	$21.59
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$31,142,556
Dividends — affiliated issuers	317,589
Interfund lending	1,136
Total income	31,461,281
Expenses:
Management services fees	9,610,985
Distribution and/or service fees
Class 2	62,451
Class 3	70,079
Service fees	69,185
Compensation of board members	29,522
Custodian fees	9,583
Printing and postage fees	23,014
Audit fees	34,461
Legal fees	19,003
Compensation of chief compliance officer	286
Other	24,245
Total expenses	9,952,814
Net investment income	21,508,467
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	109,985,715
Investments — affiliated issuers	(1,838)
Net realized gain	109,983,877
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(294,852,267)
Investments — affiliated issuers	(1,250)
Net change in unrealized appreciation (depreciation)	(294,853,517)
Net realized and unrealized loss	(184,869,640)
Net decrease in net assets resulting from operations	$(163,361,173)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018	11

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$21,508,467	$16,512,429
Net realized gain	109,983,877	35,648,069
Net change in unrealized appreciation (depreciation)	(294,853,517)	189,954,011
Net increase (decrease) in net assets resulting from operations	(163,361,173)	242,114,509
Increase (decrease) in net assets from capital stock activity	(62,261,955)	51,685,583
Total increase (decrease) in net assets	(225,623,128)	293,800,092
Net assets at beginning of year	1,401,471,667	1,107,671,575
Net assets at end of year	$1,175,848,539	$1,401,471,667

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	4,223,107	103,062,384	6,765,316	147,772,166
Redemptions	(6,926,715)	(170,660,816)	(4,485,980)	(100,553,098)
Net increase (decrease)	(2,703,608)	(67,598,432)	2,279,336	47,219,068
Class 2
Subscriptions	352,349	8,541,349	247,021	5,461,567
Redemptions	(122,980)	(2,954,022)	(68,021)	(1,524,761)
Net increase	229,369	5,587,327	179,000	3,936,806
Class 3
Subscriptions	266,058	6,591,108	312,001	6,846,623
Redemptions	(282,072)	(6,841,958)	(287,167)	(6,316,914)
Net increase (decrease)	(16,014)	(250,850)	24,834	529,709
Total net increase (decrease)	(2,490,253)	(62,261,955)	2,483,170	51,685,583
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018

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Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$24.87	0.40	(3.44)	(3.04)
Year Ended 12/31/2017	$20.56	0.30	4.01	4.31
Year Ended 12/31/2016	$17.14	0.26	3.16	3.42
Year Ended 12/31/2015	$18.02	0.27	(1.15)	(0.88)
Year Ended 12/31/2014	$16.17	0.21	1.64	1.85
Class 2
Year Ended 12/31/2018	$24.42	0.33	(3.37)	(3.04)
Year Ended 12/31/2017	$20.23	0.24	3.95	4.19
Year Ended 12/31/2016	$16.91	0.22	3.10	3.32
Year Ended 12/31/2015	$17.83	0.23	(1.15)	(0.92)
Year Ended 12/31/2014	$16.03	0.17	1.63	1.80
Class 3
Year Ended 12/31/2018	$24.62	0.36	(3.39)	(3.03)
Year Ended 12/31/2017	$20.38	0.27	3.97	4.24
Year Ended 12/31/2016	$17.01	0.24	3.13	3.37
Year Ended 12/31/2015	$17.91	0.25	(1.15)	(0.90)
Year Ended 12/31/2014	$16.08	0.19	1.64	1.83

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$21.83	(12.22%)	0.73%	0.73%	1.60%	16%	$1,102,434
Year Ended 12/31/2017	$24.87	20.96%	0.76%	0.75%	1.35%	8%	$1,322,918
Year Ended 12/31/2016	$20.56	19.95%	0.82%	0.77%	1.49%	26%	$1,046,757
Year Ended 12/31/2015	$17.14	(4.88%)	0.81%	0.76%	1.54%	13%	$779,920
Year Ended 12/31/2014	$18.02	11.44%	0.81%	0.76%	1.26%	7%	$1,000,413
Class 2
Year Ended 12/31/2018	$21.38	(12.45%)	0.98%	0.98%	1.36%	16%	$24,610
Year Ended 12/31/2017	$24.42	20.71%	1.01%	1.00%	1.10%	8%	$22,501
Year Ended 12/31/2016	$20.23	19.63%	1.07%	1.02%	1.25%	26%	$15,026
Year Ended 12/31/2015	$16.91	(5.16%)	1.06%	1.02%	1.32%	13%	$11,918
Year Ended 12/31/2014	$17.83	11.23%	1.07%	1.01%	1.02%	7%	$11,006
Class 3
Year Ended 12/31/2018	$21.59	(12.31%)	0.85%	0.85%	1.48%	16%	$48,804
Year Ended 12/31/2017	$24.62	20.81%	0.89%	0.88%	1.22%	8%	$56,053
Year Ended 12/31/2016	$20.38	19.81%	0.95%	0.89%	1.39%	26%	$45,889
Year Ended 12/31/2015	$17.01	(5.02%)	0.94%	0.89%	1.42%	13%	$47,307
Year Ended 12/31/2014	$17.91	11.38%	0.94%	0.88%	1.13%	7%	$69,726
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018	15

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Select Large-Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
16	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018	17

Notes to Financial Statements  (continued)
December 31, 2018
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
18	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.71% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	0.75%	0.76%
Class 2	1.00	1.01
Class 3	0.875	0.885
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $205,852,529 and $285,783,697, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	4,800,000	2.84	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in
20	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 98.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018	21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Large-Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Select Large-Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
22	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018	23

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
24	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018	25

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
26	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018	27

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
28	Columbia Variable Portfolio – Select Large-Cap Value Fund | Annual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Select Large-Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6472 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Income Opportunities Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Income Opportunities Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Income Opportunities Fund (the Fund) seeks to provide shareholders with a high total return through current income and capital appreciation.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2004
Daniel DeYoung
Portfolio Manager
Managed Fund since February 2019
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-3.75	3.22	9.26
Class 2*	05/03/10	-3.90	2.98	9.03
Class 3	06/01/04	-3.86	3.10	9.16
ICE BofAML BB-B US Cash Pay High Yield Constrained Index		-2.04	3.87	9.98
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The ICE BofAML BB-B US Cash Pay High Yield Constrained Index is an unmanaged index of high-yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high-yield market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	0.0 (a)
Convertible Bonds	0.0 (a)
Corporate Bonds & Notes	93.4
Money Market Funds	3.5
Senior Loans	3.1
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2018)
BBB rating	0.6
BB rating	48.8
B rating	47.1
CCC rating	3.2
Not rated	0.3
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At December 31, 2018, approximately 37.0% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2018, the Fund’s Class 3 shares returned -3.86% excluding sales charges. The Fund underperformed its benchmark, the unmanaged ICE BofAML BB-B U.S. Cash Pay High Yield Constrained Index , which returned -2.04% for the same time period. Relative return over the year was primarily driven by security selection, which was weakest in the metals/mining, cable, oil field services and electric generation sectors. Security selection was strongest within chemicals, steel producers and insurance brokerage.
Trade tensions helped to create a difficult environment
Despite a supportive fundamental and technical backdrop, high-yield bonds struggled and yield spreads to Treasuries widened in 2018 amid a number of headwinds. These included rising interest rates, escalating trade war rhetoric, increasing equity volatility and underlying concerns surrounding peak earnings and the duration of the economic cycle. The technical supply/demand environment was mixed in 2018. While high-yield new issuance declined to its lowest level since 2009, overall demand for high yield was weak in response to periodic bouts of upward pressure on rates and stretches of market volatility for stocks and crude oil amid ongoing U.S./China trade tensions. The sharp decline in oil prices seen in the fourth quarter led the energy sector to lag the broader market by a material margin, which was notable given the sector’s relatively large representation within the high-yield market. In terms of high-yield market sectors, only health care, telecommunications and utilities saw positive returns over the 12-month period. Underperforming sectors included automotive, energy, banking and basic industry. Issuer defaults remained subdued throughout the 12-month period.
Industry allocation and security selection
Relative return over the year was primarily driven by security selection, which was weakest in the metals/mining, cable, oil field services and electric generation sectors. Security selection was strongest within chemicals, steel producers and insurance brokerage. From an industry allocation perspective, underweights to the banking and oil field services segments as well as overweights to electric generation and telecom-wireless contributed to returns. Conversely, overweights to energy exploration and production and insurance brokerage, and an underweight to health facilities detracted from performance.
At period’s end
At the close of the reporting period, we believed the most significant drivers of market performance would likely be the direction of Federal Reserve (Fed) policy, the outcome of tariff discussions with China and the overall path of international growth. We continued to believe that the U.S. economy remained on solid footing. Despite some indications of a slowdown, the consumer remained in good shape and employment was strong, as evidenced by the December jobs report. At the same time, we acknowledged that additional Fed credit tightening, U.S.-China trade tensions and slowing international growth could pose a threat to the trajectory of the U.S. economy.
While Fed credit tightening has historically preceded default cycles, we have not seen a material deterioration in the credit quality of new issuance in the high-yield market that has also typically preceded a default cycle.
The sharp decline in oil prices over recent months has brought the energy sector back to the forefront, and given the sector’s size, the direction of oil prices will continue to be an important component of overall high-yield returns.
Until the fourth quarter of 2018, favorable technical factors helped to steady the high-yield market despite bouts of equity market volatility and uncertainty regarding U.S. trade policy. Record retail outflows from the asset class were more than offset by lower new issuance, smaller dealer inventories and shrinking market size. With many investors having exited the asset class in 2018, there may be some pent-up demand if valuations and fundamentals are attractive.
4	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
At period’s end high-yield spreads were nearly 200 basis points wider, relative to the post-financial crisis tights seen in early October 2018, and were 165 basis points wider relative to 12 months earlier. We believe this has provided improved relative value for high-yield. We continued to take selective risks when compensated appropriately and in response to price fluctuations, but we have not made significant changes to the Fund’s risk positioning.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	980.10	1,021.69	3.61	3.69	0.72
Class 2	1,000.00	1,000.00	980.00	1,020.43	4.87	4.97	0.97
Class 3	1,000.00	1,000.00	980.30	1,021.08	4.22	4.30	0.84
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services —%
Media —%
Haights Cross Communications, Inc.(a),(b),(c),(d)	27,056	0
Loral Space & Communications, Inc.(b)	6	223
Ziff Davis Holdings, Inc.(a),(b),(d)	553	6
Total		229
Total Communication Services		229
Consumer Discretionary —%
Auto Components —%
Lear Corp.	362	44,475
Total Consumer Discretionary		44,475
Industrials —%
Commercial Services & Supplies —%
Quad/Graphics, Inc.	1,277	15,733
Total Industrials		15,733
Utilities —%
Independent Power and Renewable Electricity Producers —%
Calpine Corp. Escrow(a),(b),(c),(d)	6,049,000	0
Total Utilities		0
Total Common Stocks (Cost $331,985)		60,437

Convertible Bonds —%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines —%
At Home Corp.(a),(c),(d),(e)
Subordinated
06/12/2015	0.000%	296,350	—
Total Convertible Bonds (Cost $—)			—

Corporate Bonds & Notes 92.0%

Aerospace & Defense 1.8%
Bombardier, Inc.(f)
12/01/2021	8.750%	786,000	809,580
01/15/2023	6.125%	465,000	435,733
12/01/2024	7.500%	140,000	133,012
03/15/2025	7.500%	285,000	268,613
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.
05/15/2025	6.500%	728,000	695,217
06/15/2026	6.375%	3,653,000	3,403,657
Total			5,745,812
Automotive 0.1%
IHO Verwaltungs GmbH PIK(f)
09/15/2023	4.500%	200,000	181,902
Banking 0.8%
Ally Financial, Inc.
11/01/2031	8.000%	2,280,000	2,536,158
Brokerage/Asset Managers/Exchanges 0.1%
VFH Parent LLC/Orchestra Co-Issuer, Inc.(f)
06/15/2022	6.750%	186,000	180,533
Building Materials 1.1%
American Builders & Contractors Supply Co., Inc.(f)
12/15/2023	5.750%	397,000	393,662
05/15/2026	5.875%	1,095,000	1,041,976
Beacon Roofing Supply, Inc.(f)
11/01/2025	4.875%	1,823,000	1,603,813
James Hardie International Finance DAC(f)
01/15/2025	4.750%	308,000	281,746
U.S. Concrete, Inc.
06/01/2024	6.375%	165,000	152,152
Total			3,473,349
Cable and Satellite 9.3%
CCO Holdings LLC/Capital Corp.(f)
05/01/2025	5.375%	913,000	875,628
05/01/2027	5.125%	4,765,000	4,435,419
CSC Holdings LLC(f)
07/15/2023	5.375%	1,899,000	1,855,101
10/15/2025	6.625%	426,000	432,009
02/01/2028	5.375%	1,199,000	1,104,303
04/01/2028	7.500%	1,688,000	1,682,673
DISH DBS Corp.
11/15/2024	5.875%	1,905,000	1,533,001
07/01/2026	7.750%	3,150,000	2,605,973
Hughes Satellite Systems Corp.
06/15/2019	6.500%	1,640,000	1,655,985
Sirius XM Radio, Inc.(f)
04/15/2025	5.375%	265,000	250,696
07/15/2026	5.375%	1,927,000	1,821,250
08/01/2027	5.000%	1,161,000	1,060,335
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Unitymedia Hessen GmbH & Co. KG NRW(f)
01/15/2025	5.000%	2,710,000	2,655,976
Virgin Media Secured Finance PLC(f)
01/15/2026	5.250%	3,741,000	3,426,535
Ziggo Bond Finance BV(f)
01/15/2027	6.000%	1,806,000	1,565,963
Ziggo BV(f)
01/15/2027	5.500%	2,801,000	2,520,900
Total			29,481,747
Chemicals 3.0%
Angus Chemical Co.(f)
02/15/2023	8.750%	944,000	949,893
Axalta Coating Systems LLC(f)
08/15/2024	4.875%	653,000	617,083
Chemours Co. (The)
05/15/2023	6.625%	949,000	958,490
INEOS Group Holdings SA(f)
08/01/2024	5.625%	442,000	392,255
Platform Specialty Products Corp.(f)
02/01/2022	6.500%	116,000	116,551
12/01/2025	5.875%	2,123,000	1,983,693
PQ Corp.(f)
11/15/2022	6.750%	1,505,000	1,541,250
12/15/2025	5.750%	862,000	799,929
SPCM SA(f)
09/15/2025	4.875%	597,000	530,621
Starfruit Finco BV/US Holdco LLC(f)
10/01/2026	8.000%	1,698,000	1,579,889
Total			9,469,654
Construction Machinery 1.1%
H&E Equipment Services, Inc.
09/01/2025	5.625%	909,000	832,936
Ritchie Bros. Auctioneers, Inc.(f)
01/15/2025	5.375%	301,000	294,705
United Rentals North America, Inc.
09/15/2026	5.875%	1,636,000	1,555,872
12/15/2026	6.500%	934,000	919,992
Total			3,603,505
Consumer Cyclical Services 0.8%
APX Group, Inc.
12/01/2022	7.875%	2,216,000	2,093,019
frontdoor, Inc.(f)
08/15/2026	6.750%	330,000	314,256
Total			2,407,275
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 2.2%
Energizer Gamma Acquisition, Inc.(f)
07/15/2026	6.375%	348,000	319,224
Mattel, Inc.(f)
12/31/2025	6.750%	865,000	773,243
Prestige Brands, Inc.(f)
03/01/2024	6.375%	1,563,000	1,509,771
Resideo Funding, Inc.(f)
11/01/2026	6.125%	173,000	170,841
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	1,399,000	1,395,505
12/15/2026	5.250%	184,000	167,496
Spectrum Brands, Inc.
07/15/2025	5.750%	2,049,000	1,946,472
Valvoline, Inc.
08/15/2025	4.375%	795,000	739,007
Total			7,021,559
Diversified Manufacturing 0.8%
Apergy Corp.
05/01/2026	6.375%	1,043,000	1,022,140
BWX Technologies, Inc.(f)
07/15/2026	5.375%	259,000	250,816
Gates Global LLC/Co.(f)
07/15/2022	6.000%	77,000	75,035
SPX FLOW, Inc.(f)
08/15/2024	5.625%	230,000	217,351
TriMas Corp.(f)
10/15/2025	4.875%	126,000	117,174
WESCO Distribution, Inc.
06/15/2024	5.375%	501,000	472,613
Zekelman Industries, Inc.(f)
06/15/2023	9.875%	409,000	430,136
Total			2,585,265
Electric 3.9%
AES Corp.
03/15/2023	4.500%	624,000	608,336
09/01/2027	5.125%	1,218,000	1,176,829
Calpine Corp.
01/15/2025	5.750%	842,000	768,981
Calpine Corp.(f)
06/01/2026	5.250%	542,000	494,575
Clearway Energy Operating LLC
08/15/2024	5.375%	2,641,000	2,511,485
09/15/2026	5.000%	696,000	624,929

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clearway Energy Operating LLC(f)
10/15/2025	5.750%	331,000	316,165
NextEra Energy Operating Partners LP(f)
09/15/2027	4.500%	923,000	820,149
NRG Energy, Inc.
05/01/2024	6.250%	400,000	406,000
01/15/2027	6.625%	1,288,000	1,303,797
Pattern Energy Group, Inc.(f)
02/01/2024	5.875%	963,000	929,336
TerraForm Power Operating LLC(f)
01/31/2028	5.000%	1,478,000	1,311,725
Vistra Energy Corp.
11/01/2024	7.625%	795,000	840,918
Vistra Operations Co. LLC(f)
09/01/2026	5.500%	366,000	355,319
Total			12,468,544
Finance Companies 3.3%
Avolon Holdings Funding Ltd.(f)
01/15/2023	5.500%	1,038,000	1,004,070
10/01/2023	5.125%	754,000	724,172
iStar, Inc.
04/01/2022	6.000%	727,000	694,288
Navient Corp.
03/25/2021	5.875%	109,000	104,367
06/15/2022	6.500%	1,023,000	953,746
10/25/2024	5.875%	2,003,000	1,678,912
06/15/2026	6.750%	905,000	751,226
Park Aerospace Holdings Ltd.(f)
08/15/2022	5.250%	164,000	159,187
Provident Funding Associates LP/Finance Corp.(f)
06/15/2025	6.375%	979,000	882,221
Quicken Loans, Inc.(f)
05/01/2025	5.750%	1,686,000	1,575,795
Springleaf Finance Corp.
03/15/2023	5.625%	550,000	503,771
03/15/2025	6.875%	848,000	757,036
03/15/2026	7.125%	836,000	746,849
Total			10,535,640
Food and Beverage 2.9%
B&G Foods, Inc.
04/01/2025	5.250%	1,221,000	1,136,230
FAGE International SA/U.S.A. Dairy Industry, Inc.(f)
08/15/2026	5.625%	1,948,000	1,639,715
Lamb Weston Holdings, Inc.(f)
11/01/2024	4.625%	352,000	343,090
11/01/2026	4.875%	1,264,000	1,218,773
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Post Holdings, Inc.(f)
03/01/2025	5.500%	368,000	353,565
08/15/2026	5.000%	1,366,000	1,244,459
03/01/2027	5.750%	3,000,000	2,811,645
01/15/2028	5.625%	431,000	396,920
Total			9,144,397
Gaming 4.4%
Boyd Gaming Corp.
05/15/2023	6.875%	824,000	832,116
04/01/2026	6.375%	58,000	55,992
08/15/2026	6.000%	726,000	683,584
Caesars Resort Collection LLC/CRC Finco, Inc.(f)
10/15/2025	5.250%	355,000	310,042
Eldorado Resorts, Inc.
04/01/2025	6.000%	944,000	911,100
Eldorado Resorts, Inc.(f)
09/15/2026	6.000%	540,000	510,236
International Game Technology PLC(f)
02/15/2025	6.500%	1,233,000	1,223,081
01/15/2027	6.250%	538,000	515,999
Jack Ohio Finance LLC/1 Corp.(f)
11/15/2021	6.750%	1,083,000	1,092,782
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%	383,000	347,021
01/15/2028	4.500%	533,000	467,412
MGM Resorts International
12/15/2021	6.625%	1,946,000	1,992,188
Penn National Gaming, Inc.(f)
01/15/2027	5.625%	716,000	642,684
Rivers Pittsburgh Borrower LP/Finance Corp.(f)
08/15/2021	6.125%	740,000	720,242
Scientific Games International, Inc.(f)
10/15/2025	5.000%	1,499,000	1,342,662
Stars Group Holdings BV/Co-Borrower LLC(f)
07/15/2026	7.000%	327,000	317,777
Tunica-Biloxi Gaming Authority(f)
12/15/2020	3.780%	4,260,901	1,139,791
Wynn Las Vegas LLC/Capital Corp.(f)
03/01/2025	5.500%	867,000	814,705
Total			13,919,414
Health Care 5.6%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	1,063,000	1,023,282
Avantor, Inc.(f)
10/01/2024	6.000%	335,000	329,023

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Change Healthcare Holdings LLC/Finance, Inc.(f)
03/01/2025	5.750%	1,279,000	1,194,438
Charles River Laboratories International, Inc.(f)
04/01/2026	5.500%	321,000	316,997
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	603,000	548,514
DaVita, Inc.
05/01/2025	5.000%	854,000	774,875
HCA, Inc.
05/01/2023	4.750%	2,346,000	2,310,385
04/15/2025	5.250%	2,064,000	2,059,754
06/15/2026	5.250%	1,405,000	1,395,161
02/15/2027	4.500%	1,427,000	1,357,693
Hill-Rom Holdings, Inc.(f)
02/15/2025	5.000%	527,000	503,063
Hologic, Inc.(f)
10/15/2025	4.375%	973,000	907,784
02/01/2028	4.625%	290,000	262,450
MPH Acquisition Holdings LLC(f)
06/01/2024	7.125%	1,550,000	1,445,390
Teleflex, Inc.
06/01/2026	4.875%	368,000	351,441
11/15/2027	4.625%	599,000	557,547
Tenet Healthcare Corp.
04/01/2022	8.125%	1,948,000	1,950,490
05/01/2025	5.125%	635,000	592,665
Total			17,880,952
Healthcare Insurance 1.5%
Centene Corp.
01/15/2025	4.750%	1,045,000	999,004
Centene Corp.(f)
06/01/2026	5.375%	1,258,000	1,228,452
WellCare Health Plans, Inc.
04/01/2025	5.250%	1,752,000	1,686,640
WellCare Health Plans, Inc.(f)
08/15/2026	5.375%	854,000	825,769
Total			4,739,865
Home Construction 1.0%
Lennar Corp.
06/01/2026	5.250%	656,000	619,441
06/15/2027	5.000%	739,000	670,620
11/29/2027	4.750%	374,000	339,483
Meritage Homes Corp.
04/01/2022	7.000%	491,000	505,730
06/06/2027	5.125%	568,000	486,061
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Taylor Morrison Communities, Inc./Holdings II(f)
04/15/2023	5.875%	551,000	534,470
Total			3,155,805
Independent Energy 7.7%
Callon Petroleum Co.
10/01/2024	6.125%	591,000	552,171
07/01/2026	6.375%	1,493,000	1,390,255
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	1,537,000	1,420,315
Centennial Resource Production LLC(f)
01/15/2026	5.375%	382,000	355,621
Chaparral Energy, Inc.(f)
07/15/2023	8.750%	668,000	477,849
Chesapeake Energy Corp.
10/01/2026	7.500%	1,042,000	890,910
CrownRock LP/Finance, Inc.(f)
10/15/2025	5.625%	1,922,000	1,745,743
Diamondback Energy, Inc.
05/31/2025	5.375%	324,000	316,108
Endeavor Energy Resources LP/Finance, Inc.(f)
01/30/2028	5.750%	1,536,000	1,566,788
Extraction Oil & Gas, Inc.(f)
05/15/2024	7.375%	621,000	517,126
02/01/2026	5.625%	150,000	112,013
Halcon Resources Corp.
02/15/2025	6.750%	1,295,000	945,356
Indigo Natural Resources LLC(f)
02/15/2026	6.875%	609,000	524,487
Jagged Peak Energy LLC(f)
05/01/2026	5.875%	902,000	837,211
Laredo Petroleum, Inc.
03/15/2023	6.250%	2,754,000	2,475,912
Matador Resources Co.
09/15/2026	5.875%	1,008,000	927,947
MEG Energy Corp.(f)
01/15/2025	6.500%	235,000	238,526
Parsley Energy LLC/Finance Corp.(f)
06/01/2024	6.250%	632,000	615,436
08/15/2025	5.250%	1,284,000	1,165,611
10/15/2027	5.625%	1,580,000	1,439,111
PDC Energy, Inc.
09/15/2024	6.125%	1,440,000	1,334,350
QEP Resources, Inc.
03/01/2026	5.625%	549,000	456,487

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SM Energy Co.
06/01/2025	5.625%	268,000	233,160
09/15/2026	6.750%	1,368,000	1,222,940
01/15/2027	6.625%	515,000	455,778
Whiting Petroleum Corp.
01/15/2026	6.625%	316,000	270,243
WPX Energy, Inc.
01/15/2022	6.000%	452,000	441,084
09/15/2024	5.250%	1,117,000	1,014,233
06/01/2026	5.750%	536,000	488,486
Total			24,431,257
Leisure 0.6%
Boyne U.S.A., Inc.(f)
05/01/2025	7.250%	534,000	550,036
Live Nation Entertainment, Inc.(f)
11/01/2024	4.875%	512,000	487,182
Viking Cruises Ltd.(f)
09/15/2027	5.875%	847,000	790,919
Total			1,828,137
Lodging 0.3%
Hilton Domestic Operating Co., Inc.(f)
05/01/2026	5.125%	672,000	644,386
Marriott Ownership Resorts, Inc.(f)
09/15/2026	6.500%	173,000	166,821
Total			811,207
Media and Entertainment 2.2%
Match Group, Inc.
06/01/2024	6.375%	787,000	803,574
Netflix, Inc.
02/15/2025	5.875%	561,000	567,040
04/15/2028	4.875%	1,364,000	1,244,620
Netflix, Inc.(f)
11/15/2028	5.875%	2,324,000	2,261,856
05/15/2029	6.375%	686,000	680,794
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	1,500,000	1,471,442
Total			7,029,326
Metals and Mining 4.2%
Alcoa Nederland Holding BV(f)
09/30/2024	6.750%	376,000	383,484
09/30/2026	7.000%	298,000	305,450
Big River Steel LLC/Finance Corp.(f)
09/01/2025	7.250%	916,000	920,727
Constellium NV(f)
02/15/2026	5.875%	1,622,000	1,445,538
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freeport-McMoRan, Inc.
03/15/2043	5.450%	3,634,000	2,766,383
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(f)
12/15/2023	7.375%	512,000	495,050
HudBay Minerals, Inc.(f)
01/15/2023	7.250%	569,000	562,530
01/15/2025	7.625%	1,381,000	1,348,636
Novelis Corp.(f)
08/15/2024	6.250%	399,000	375,981
09/30/2026	5.875%	1,796,000	1,581,599
Teck Resources Ltd.
07/15/2041	6.250%	3,481,000	3,299,066
Total			13,484,444
Midstream 6.8%
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	988,000	930,360
Cheniere Energy Partners LP(f)
10/01/2026	5.625%	985,000	926,691
DCP Midstream Operating LP
04/01/2044	5.600%	2,661,000	2,267,606
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	746,000	719,470
Energy Transfer Equity LP
03/15/2023	4.250%	751,000	724,248
06/01/2027	5.500%	906,000	884,986
Holly Energy Partners LP/Finance Corp.(f)
08/01/2024	6.000%	897,000	878,637
NGPL PipeCo LLC(f)
08/15/2022	4.375%	340,000	332,681
12/15/2037	7.768%	2,313,000	2,637,597
Northwest Pipeline LLC
12/01/2025	7.125%	150,000	169,363
NuStar Logistics LP
04/28/2027	5.625%	798,000	742,341
Rockies Express Pipeline LLC(f)
04/15/2040	6.875%	1,542,000	1,619,934
Rockpoint Gas Storage Canada Ltd.(f)
03/31/2023	7.000%	817,000	771,679
Sunoco LP/Finance Corp.
01/15/2023	4.875%	349,000	340,957
02/15/2026	5.500%	960,000	905,861
Tallgrass Energy Partners LP/Finance Corp.(f)
01/15/2028	5.500%	921,000	887,966
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	3,105,000	2,913,564
01/15/2028	5.000%	2,341,000	2,121,740

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	979,000	879,377
Total			21,655,058
Oil Field Services 1.4%
Calfrac Holdings LP(f)
06/15/2026	8.500%	473,000	357,210
Nabors Industries, Inc.
09/15/2021	4.625%	136,000	122,374
01/15/2023	5.500%	637,000	504,683
02/01/2025	5.750%	1,821,000	1,374,281
SESI LLC
12/15/2021	7.125%	844,000	717,272
09/15/2024	7.750%	1,293,000	1,028,000
Transocean Guardian Ltd.(f)
01/15/2024	5.875%	504,000	483,634
Total			4,587,454
Other Industry 0.4%
KAR Auction Services, Inc.(f)
06/01/2025	5.125%	1,083,000	977,408
WeWork Companies, Inc.(f)
05/01/2025	7.875%	445,000	394,796
Total			1,372,204
Other REIT 0.6%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	508,000	497,892
03/15/2027	5.375%	1,301,000	1,270,597
Total			1,768,489
Packaging 3.0%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(f)
09/15/2022	4.250%	1,244,000	1,178,057
05/15/2024	7.250%	3,573,000	3,541,154
02/15/2025	6.000%	798,000	737,321
Berry Global, Inc.
07/15/2023	5.125%	1,480,000	1,465,505
BWAY Holding Co.(f)
04/15/2024	5.500%	517,000	486,778
Multi-Color Corp.(f)
11/01/2025	4.875%	1,008,000	866,564
Reynolds Group Issuer, Inc./LLC(f)
07/15/2023	5.125%	1,437,000	1,367,270
Total			9,642,649
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 1.9%
Bausch Health Companies, Inc.(f)
12/01/2021	5.625%	1,219,000	1,204,906
04/01/2026	9.250%	1,860,000	1,865,894
Catalent Pharma Solutions, Inc.(f)
01/15/2026	4.875%	569,000	535,220
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(f)
08/01/2023	6.375%	2,618,000	2,504,261
Total			6,110,281
Property & Casualty 0.0%
Lumbermens Mutual Casualty Co.(e),(f)
12/01/2097	0.000%	30,000	7
Lumbermens Mutual Casualty Co.(e)
Subordinated
07/01/2026	0.000%	645,000	152
Total			159
Restaurants 0.6%
1011778 BC ULC/New Red Finance, Inc.(f)
10/15/2025	5.000%	2,125,000	1,954,943
Retailers 0.5%
L Brands, Inc.
11/01/2035	6.875%	581,000	485,796
Party City Holdings, Inc.(f)
08/15/2023	6.125%	92,000	90,222
08/01/2026	6.625%	293,000	266,467
Penske Automotive Group, Inc.
12/01/2024	5.375%	389,000	364,257
05/15/2026	5.500%	457,000	425,002
Total			1,631,744
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	331,000	289,625
Technology 6.7%
Camelot Finance SA(f)
10/15/2024	7.875%	1,129,000	1,092,194
CDK Global, Inc.
06/01/2027	4.875%	767,000	720,406
CommScope Technologies LLC(f)
06/15/2025	6.000%	674,000	614,220
03/15/2027	5.000%	411,000	333,202
Equinix, Inc.
01/15/2026	5.875%	1,703,000	1,726,106
05/15/2027	5.375%	1,784,000	1,763,887

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First Data Corp.(f)
01/15/2024	5.750%	3,299,000	3,215,060
Gartner, Inc.(f)
04/01/2025	5.125%	1,146,000	1,114,541
Iron Mountain, Inc.
08/15/2024	5.750%	1,023,000	972,658
Iron Mountain, Inc.(f)
03/15/2028	5.250%	880,000	776,857
MSCI, Inc.(f)
08/01/2026	4.750%	566,000	536,851
NCR Corp.
07/15/2022	5.000%	551,000	519,567
12/15/2023	6.375%	1,152,000	1,115,270
PTC, Inc.
05/15/2024	6.000%	1,656,000	1,660,352
Qualitytech LP/QTS Finance Corp.(f)
11/15/2025	4.750%	1,403,000	1,311,926
Refinitiv US Holdings, Inc.(f)
05/15/2026	6.250%	418,000	402,295
11/15/2026	8.250%	1,429,000	1,305,846
Symantec Corp.(f)
04/15/2025	5.000%	1,430,000	1,337,987
VeriSign, Inc.
07/15/2027	4.750%	617,000	584,208
Total			21,103,433
Transportation Services 1.0%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	340,000	329,792
Avis Budget Car Rental LLC/Finance, Inc.(f)
03/15/2025	5.250%	1,319,000	1,143,566
Hertz Corp. (The)(f)
06/01/2022	7.625%	1,350,000	1,275,733
XPO Logistics, Inc.(f)
06/15/2022	6.500%	401,000	397,098
Total			3,146,189
Wireless 7.8%
Altice France SA(f)
05/01/2026	7.375%	4,434,000	4,066,860
02/01/2027	8.125%	698,000	657,866
SBA Communications Corp.
09/01/2024	4.875%	2,648,000	2,511,784
Sprint Capital Corp.
11/15/2028	6.875%	1,535,000	1,450,927
Sprint Communications, Inc.(f)
03/01/2020	7.000%	6,194,000	6,357,032
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Corp.
02/15/2025	7.625%	2,159,000	2,179,351
03/01/2026	7.625%	1,214,000	1,211,826
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	3,159,000	3,224,436
02/01/2026	4.500%	603,000	556,963
02/01/2028	4.750%	992,000	912,959
Wind Tre SpA(f)
01/20/2026	5.000%	1,951,000	1,598,700
Total			24,728,704
Wirelines 2.5%
CenturyLink, Inc.
03/15/2022	5.800%	1,295,000	1,243,709
04/01/2024	7.500%	2,750,000	2,664,346
Frontier Communications Corp.
01/15/2023	7.125%	1,190,000	676,393
09/15/2025	11.000%	432,000	269,196
Telecom Italia Capital SA
09/30/2034	6.000%	929,000	802,668
Zayo Group LLC/Capital, Inc.(f)
01/15/2027	5.750%	2,388,000	2,125,236
Total			7,781,548
Total Corporate Bonds & Notes (Cost $311,966,463)			291,888,227

Senior Loans 3.1%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.2%
Starfruit Finco BV/US Holdco LLC/AzkoNobel(g),(h)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	5.599%	671,000	640,805
Consumer Products 0.2%
Serta Simmons Bedding LLC(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% Floor 1.000% 11/08/2024	10.432%	1,021,248	721,686
Food and Beverage 0.1%
8th Avenue Food & Provisions, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	6.099%	372,606	364,222

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
December 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 1.2%
Bausch Health Companies, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	5.379%	3,104,348	2,958,630
3-month USD LIBOR + 2.750% 11/27/2025	5.129%	731,738	692,868
Total			3,651,498
Property & Casualty 0.5%
Hub International Ltd.(g),(h)
Term Loan
3-month USD LIBOR + 2.750% 04/25/2025	5.240%	1,778,065	1,675,275
Technology 0.9%
Ascend Learning LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	5.522%	290,325	273,631
Financial & Risk US Holdings, Inc./Refinitiv(f),(g),(h)
Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	6.272%	2,055,706	1,952,921
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(g),(h)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	5.772%	318,358	306,022
Hyland Software, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 0.750% 07/01/2024	6.022%	202,871	196,176
Total			2,728,750
Total Senior Loans (Cost $10,540,371)			9,782,236

Money Market Funds 3.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(i),(j)	10,785,044	10,783,965
Total Money Market Funds (Cost $10,783,965)		10,783,965
Total Investments in Securities (Cost: $333,622,784)		312,514,865
Other Assets & Liabilities, Net		4,812,236
Net Assets		317,327,101

At December 31, 2018, securities and/or cash totaling $207,900 were pledged as collateral.
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(173)	03/2019	USD	(21,108,703)	—	(519,334)
Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2018, the total value of these securities amounted to $6, which represents less than 0.01% of total net assets.
(b)	Non-income producing investment.
(c)	Negligible market value.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2018, the total value of these securities amounted to $159, which represents less than 0.01% of total net assets.
(f)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $155,839,591, which represents 49.11% of total net assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments  (continued)
(g)	The stated interest rate represents the weighted average interest rate at December 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(h)	Variable rate security. The interest rate shown was the current rate as of December 31, 2018.
(i)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	21,781,989	80,416,358	(91,413,303)	10,785,044	(1,003)	(112)	237,219	10,783,965
Abbreviation Legend
PIK	Payment In Kind
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	223	—	6	—	229
Consumer Discretionary	44,475	—	—	—	44,475
Industrials	15,733	—	—	—	15,733
Utilities	—	—	0*	—	0*
Total Common Stocks	60,431	—	6	—	60,437
Convertible Bonds	—	—	0*	—	0*
Corporate Bonds & Notes	—	291,888,227	—	—	291,888,227
Senior Loans	—	9,782,236	—	—	9,782,236
Money Market Funds	—	—	—	10,783,965	10,783,965
Total Investments in Securities	60,431	301,670,463	6	10,783,965	312,514,865
Investments in Derivatives
Liability
Futures Contracts	(519,334)	—	—	—	(519,334)
Total	(458,903)	301,670,463	6	10,783,965	311,995,531

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table(s) show(s) transfers between levels of the fair value hierarchy:
Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
1,542,240	—	—	1,542,240
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
Certain convertible bonds and common stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.
Certain common stocks and convertible bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, single market quotations from broker dealers, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	17

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $322,838,819)	$301,730,900
Affiliated issuers (cost $10,783,965)	10,783,965
Cash	19,783
Margin deposits on:
Futures contracts	207,900
Receivable for:
Investments sold	96,144
Capital shares sold	7,291
Dividends	18,997
Interest	5,303,813
Foreign tax reclaims	26,222
Variation margin for futures contracts	7,368
Prepaid expenses	2,189
Total assets	318,204,572
Liabilities
Payable for:
Capital shares purchased	352,336
Variation margin for futures contracts	77,344
Management services fees	180,431
Distribution and/or service fees	22,981
Service fees	16,645
Compensation of board members	154,024
Compensation of chief compliance officer	75
Other expenses	73,635
Total liabilities	877,471
Net assets applicable to outstanding capital stock	$317,327,101
Represented by
Paid in capital	326,762,838
Total distributable earnings (loss) (Note 2)	(9,435,737)
Total - representing net assets applicable to outstanding capital stock	$317,327,101
Class 1
Net assets	$138,356,771
Shares outstanding	20,015,975
Net asset value per share	$6.91
Class 2
Net assets	$32,892,517
Shares outstanding	4,787,540
Net asset value per share	$6.87
Class 3
Net assets	$146,077,813
Shares outstanding	21,017,079
Net asset value per share	$6.95
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$3,490
Dividends — affiliated issuers	237,219
Interest	19,858,565
Interfund lending	35
Foreign taxes withheld	(107)
Total income	20,099,202
Expenses:
Management services fees	2,285,519
Distribution and/or service fees
Class 2	88,761
Class 3	219,930
Service fees	160,836
Compensation of board members	16,907
Custodian fees	15,902
Printing and postage fees	54,029
Audit fees	39,050
Legal fees	10,051
Compensation of chief compliance officer	71
Other	9,816
Total expenses	2,900,872
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(49,400)
Total net expenses	2,851,472
Net investment income	17,247,730
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	877,501
Investments — affiliated issuers	(1,003)
Futures contracts	655,969
Swap contracts	65,458
Net realized gain	1,597,925
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(30,923,350)
Investments — affiliated issuers	(112)
Futures contracts	(557,231)
Swap contracts	(138,155)
Net change in unrealized appreciation (depreciation)	(31,618,848)
Net realized and unrealized loss	(30,020,923)
Net decrease in net assets resulting from operations	$(12,773,193)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	19

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$17,247,730	$17,082,786
Net realized gain	1,597,925	3,000,007
Net change in unrealized appreciation (depreciation)	(31,618,848)	2,924,973
Net increase (decrease) in net assets resulting from operations	(12,773,193)	23,007,766
Distributions to shareholders
Net investment income and net realized gains
Class 1	(6,716,400)
Class 2	(1,694,254)
Class 3	(8,449,722)
Net investment income
Class 1		(7,678,165)
Class 2		(2,138,220)
Class 3		(12,970,314)
Total distributions to shareholders (Note 2)	(16,860,376)	(22,786,699)
Decrease in net assets from capital stock activity	(21,733,292)	(1,469,211)
Total decrease in net assets	(51,366,861)	(1,248,144)
Net assets at beginning of year	368,693,962	369,942,106
Net assets at end of year	$317,327,101	$368,693,962
Undistributed net investment income	$16,871,579	$16,484,224

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,240,793	16,289,313	2,420,615	18,512,822
Distributions reinvested	954,034	6,716,400	1,034,793	7,678,165
Redemptions	(683,260)	(4,965,238)	(828,283)	(6,325,846)
Net increase	2,511,567	18,040,475	2,627,125	19,865,141
Class 2
Subscriptions	425,706	3,110,248	675,781	5,142,174
Distributions reinvested	241,691	1,694,254	289,732	2,138,220
Redemptions	(749,784)	(5,431,221)	(494,533)	(3,744,308)
Net increase (decrease)	(82,387)	(626,719)	470,980	3,536,086
Class 3
Subscriptions	173,853	1,314,895	256,165	1,970,605
Distributions reinvested	1,191,780	8,449,722	1,738,648	12,970,314
Redemptions	(6,661,409)	(48,911,665)	(5,190,121)	(39,811,357)
Net decrease	(5,295,776)	(39,147,048)	(3,195,308)	(24,870,438)
Total net decrease	(2,866,596)	(21,733,292)	(97,203)	(1,469,211)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

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Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$7.56	0.37	(0.65)	(0.28)	(0.37)	—	(0.37)
Year Ended 12/31/2017	$7.56	0.35	0.14	0.49	(0.49)	—	(0.49)
Year Ended 12/31/2016	$8.07	0.40	0.41	0.81	(0.93)	(0.39)	(1.32)
Year Ended 12/31/2015	$9.06	0.43	(0.49)	(0.06)	(0.85)	(0.08)	(0.93)
Year Ended 12/31/2014	$8.71	0.45	(0.10)	0.35	—	—	—
Class 2
Year Ended 12/31/2018	$7.51	0.35	(0.64)	(0.29)	(0.35)	—	(0.35)
Year Ended 12/31/2017	$7.52	0.33	0.13	0.46	(0.47)	—	(0.47)
Year Ended 12/31/2016	$8.02	0.38	0.42	0.80	(0.91)	(0.39)	(1.30)
Year Ended 12/31/2015	$9.01	0.40	(0.47)	(0.07)	(0.84)	(0.08)	(0.92)
Year Ended 12/31/2014	$8.69	0.44	(0.12)	0.32	—	—	—
Class 3
Year Ended 12/31/2018	$7.60	0.36	(0.65)	(0.29)	(0.36)	—	(0.36)
Year Ended 12/31/2017	$7.60	0.35	0.13	0.48	(0.48)	—	(0.48)
Year Ended 12/31/2016	$8.10	0.38	0.43	0.81	(0.92)	(0.39)	(1.31)
Year Ended 12/31/2015	$9.08	0.42	(0.48)	(0.06)	(0.84)	(0.08)	(0.92)
Year Ended 12/31/2014	$8.75	0.45	(0.12)	0.33	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$6.91	(3.75%)	0.74%	0.73%	5.05%	42%	$138,357
Year Ended 12/31/2017	$7.56	6.56%	0.76%	0.76%	4.66%	50%	$132,262
Year Ended 12/31/2016	$7.56	10.93%	0.74%	0.74%	4.99%	48%	$112,544
Year Ended 12/31/2015	$8.07	(1.00%)	0.73%	0.72%	4.85%	52%	$328,741
Year Ended 12/31/2014	$9.06	4.02%	0.71%	0.71%	5.04%	59%	$843,225
Class 2
Year Ended 12/31/2018	$6.87	(3.90%)	0.99%	0.98%	4.79%	42%	$32,893
Year Ended 12/31/2017	$7.51	6.20%	1.01%	1.01%	4.41%	50%	$36,579
Year Ended 12/31/2016	$7.52	10.80%	0.98%	0.98%	4.72%	48%	$33,095
Year Ended 12/31/2015	$8.02	(1.21%)	0.99%	0.98%	4.62%	52%	$111,563
Year Ended 12/31/2014	$9.01	3.68%	0.96%	0.90%	4.86%	59%	$128,476
Class 3
Year Ended 12/31/2018	$6.95	(3.86%)	0.87%	0.85%	4.90%	42%	$146,078
Year Ended 12/31/2017	$7.60	6.39%	0.88%	0.88%	4.55%	50%	$199,852
Year Ended 12/31/2016	$7.60	10.86%	0.87%	0.87%	4.86%	48%	$224,303
Year Ended 12/31/2015	$8.10	(1.02%)	0.86%	0.85%	4.74%	52%	$154,637
Year Ended 12/31/2014	$9.08	3.77%	0.84%	0.84%	4.92%	59%	$186,448
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	23

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Income Opportunities Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
24	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
December 31, 2018
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
26	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to manage cash flows. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
December 31, 2018
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	519,334*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	65,458	65,458
Interest rate risk	655,969	—	655,969
Total	655,969	65,458	721,427

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(138,155)	(138,155)
Interest rate risk	(557,231)	—	(557,231)
Total	(557,231)	(138,155)	(695,386)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)
Futures contracts — short	28,226,235*
Credit default swap contracts — sell protection	2,316,076**

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2018.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
28	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
December 31, 2018
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between
30	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.66% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.05% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
December 31, 2018
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	0.72%	0.76%
Class 2	0.97	1.01
Class 3	0.845	0.885
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1	(2)	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
32	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
16,860,376	—	16,860,376	22,786,699	—	22,786,699
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
17,024,965	—	(5,142,405)	(21,164,911)
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
333,160,442	558,708	(21,723,619)	(21,164,911)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	2,446,694	2,695,711	5,142,405	995,560	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $139,875,652 and $149,960,963, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
December 31, 2018
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	500,000	2.51	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
34	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 92.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Income Opportunities Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
36	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
38	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	39

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
40	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018	41

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
42	Columbia Variable Portfolio – Income Opportunities Fund | Annual Report 2018

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Columbia Variable Portfolio – Income Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6544 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Core Equity Fund
This Fund is closed to new investors.
Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Core Equity Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Core Equity Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
Brian Condon, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2010
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Columbia Variable Portfolio — Core Equity Fund	09/10/04	-3.28	8.98	14.14
S&P 500 Index		-4.38	8.49	13.12
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Columbia Variable Portfolio – Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Alphabet, Inc., Class A	3.6
Facebook, Inc., Class A	2.8
Verizon Communications, Inc.	2.8
JPMorgan Chase & Co.	2.7
MasterCard, Inc., Class A	2.6
Cisco Systems, Inc.	2.6
Eli Lilly & Co.	2.5
Boeing Co. (The)	2.5
Microsoft Corp.	2.4
Bristol-Myers Squibb Co.	2.2
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	99.0
Money Market Funds	1.0
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	10.1
Consumer Discretionary	9.4
Consumer Staples	7.7
Energy	5.3
Financials	12.8
Health Care	15.6
Industrials	9.2
Information Technology	20.7
Materials	2.5
Real Estate	3.0
Utilities	3.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2018, the Fund returned -3.28%. In a difficult period for stocks, the Fund held up better than its benchmark, the S&P 500 Index, which returned -4.38% for the same time period. The Fund’s performance advantage over the benchmark was driven by the strength of the team’s quantitative models, which resulted in strong selection, particularly within the information technology, energy and industrials sectors.
Uncertainty rattled investors at year end
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3.0% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors by raising the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth increase for the year and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the 12-month period, returning 0.01%.
Near the end of the period, the Fed announced that it had reduced the number of its anticipated rate increases for 2019 from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Performance highlights
The team’s quantitative models aided performance in a rocky year. We divide the metrics for our stock selection model into three broad categories: valuation (fundamental measures such as earnings and cash flow relative to market values), catalyst (price momentum and business momentum), and quality (quality of earnings and financial strength). We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. For the year, the models worked as expected. Stocks rated 1 or 2 by the models outperformed while those rated 4 and 5 underperformed on a relative basis. In particular, the Fund’s quality and catalyst themes performed well. The strategy strives to be essentially sector neutral, so allocation had a muted impact on overall returns. The portfolio uses index futures for cash equitization purposes, which allows the Fund to stay fully invested and to maintain its risk profile in line with the benchmark.
Within the portfolio, pharmaceutical giant Eli Lilly was the top contributor to relative performance for the year. Lilly shares climbed higher in the second half of 2018 on the back of strong quarterly earnings reports and positive data reported from one of its diabetes drugs. Adobe was another top contributor. Shares in the digital marketing and media solutions company rose during the year as it announced strong earnings reports driven by a solid position within digital media.
While performance met expectations , the Fund’s value theme did disappoint, extending a 2017 trend. The biggest individual detractor from relative performance was an underweight in Amazon, which climbed higher during the first three quarters of 2018. Investors rewarded Amazon shares as the online retailing giant showed impressive growth in its massive customer base and continued to demonstrate the ability to innovate and disrupt industries. A position in Tyson Foods also detracted from results. After a very strong year in 2017, shares in the chicken and beef processor fell on concerns around slowing demand and the potential impact of tariffs and global trade tensions.
4	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Portfolio activity
The biggest change to the portfolio took place at the end of the third quarter, when the benchmark introduced communication services as a new sector, taking the place of the old telecommunications sector and incorporating some consumer discretionary and software names. Because of this change, we launched a new communication services model, which comprises telecommunications, media and several software stocks. To improve comparability within this diverse sector, fundamental ratios have been adjusted at the subsector level. The Free Cash Flow Yield signal has also been modified to address the large disparity in the structure of total investment and balance sheet composition across companies within this sector.
At period’s end
Regardless of the economic environment, we plan to maintain our investment discipline, seeking to identify stocks we believe have the potential to outperform within each sector. We also seek to minimize sector weight differences between the Fund and its benchmark. Our quantitative strategy is based on individual quantitative stock selection models. As a result, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities (as an asset class) will perform well or when they will perform poorly. Instead, we keep the Fund substantially invested at all times, with security selection driven by quantitative models, which we work to improve and enhance over time.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract (Contract). The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Variable Portfolio – Core Equity Fund	1,000.00	1,000.00	935.70	1,023.32	1.96	2.05	0.40
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.2%
Issuer	Shares	Value ($)
Communication Services 10.0%
Diversified Telecommunication Services 2.9%
AT&T, Inc.	4,400	125,576
Verizon Communications, Inc.	87,700	4,930,494
Total		5,056,070
Interactive Media & Services 6.4%
Alphabet, Inc., Class A(a)	6,145	6,421,279
Facebook, Inc., Class A(a)	38,250	5,014,193
Total		11,435,472
Media 0.7%
Comcast Corp., Class A	38,410	1,307,860
Total Communication Services		17,799,402
Consumer Discretionary 9.4%
Automobiles 0.3%
Harley-Davidson, Inc.	15,100	515,212
Hotels, Restaurants & Leisure 1.7%
Marriott International, Inc., Class A	27,500	2,985,400
Household Durables 0.3%
PulteGroup, Inc.	21,100	548,389
Internet & Direct Marketing Retail 3.1%
Amazon.com, Inc.(a)	1,915	2,876,272
Booking Holdings, Inc.(a)	1,545	2,661,139
Total		5,537,411
Multiline Retail 0.9%
Kohl’s Corp.	24,500	1,625,330
Specialty Retail 2.3%
Advance Auto Parts, Inc.	3,650	574,729
Best Buy Co., Inc.	33,200	1,758,272
Foot Locker, Inc.	31,100	1,654,520
Total		3,987,521
Textiles, Apparel & Luxury Goods 0.8%
Ralph Lauren Corp.	14,300	1,479,478
Total Consumer Discretionary		16,678,741
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 7.6%
Food & Staples Retailing 3.7%
Walgreens Boots Alliance, Inc.	47,500	3,245,675
Walmart, Inc.	36,500	3,399,975
Total		6,645,650
Food Products 0.8%
Tyson Foods, Inc., Class A	26,000	1,388,400
Household Products 1.9%
Kimberly-Clark Corp.	26,600	3,030,804
Procter & Gamble Co. (The)	4,900	450,408
Total		3,481,212
Tobacco 1.2%
Altria Group, Inc.	22,815	1,126,833
Philip Morris International, Inc.	14,300	954,668
Total		2,081,501
Total Consumer Staples		13,596,763
Energy 5.2%
Energy Equipment & Services 0.4%
National Oilwell Varco, Inc.	25,500	655,350
Oil, Gas & Consumable Fuels 4.8%
Chevron Corp.(b)	11,145	1,212,464
ConocoPhillips	59,345	3,700,161
Marathon Petroleum Corp.	20,100	1,186,101
Valero Energy Corp.	34,135	2,559,101
Total		8,657,827
Total Energy		9,313,177
Financials 12.7%
Banks 5.1%
Citigroup, Inc.	72,000	3,748,320
Comerica, Inc.	7,600	522,044
JPMorgan Chase & Co.	49,400	4,822,428
Total		9,092,792
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 4.2%
BlackRock, Inc.	3,675	1,443,613
CME Group, Inc.	4,050	761,886
S&P Global, Inc.	19,750	3,356,315
T. Rowe Price Group, Inc.	21,900	2,021,808
Total		7,583,622
Consumer Finance 0.7%
Capital One Financial Corp.	16,300	1,232,117
Diversified Financial Services 0.3%
Voya Financial, Inc.	13,300	533,862
Insurance 2.4%
Allstate Corp. (The)	33,800	2,792,894
Prudential Financial, Inc.	17,700	1,443,435
Total		4,236,329
Total Financials		22,678,722
Health Care 15.5%
Biotechnology 2.7%
Alexion Pharmaceuticals, Inc.(a)	8,650	842,164
Biogen, Inc.(a)	4,200	1,263,864
BioMarin Pharmaceutical, Inc.(a)	9,350	796,152
Gilead Sciences, Inc.	13,100	819,405
Vertex Pharmaceuticals, Inc.(a)	6,560	1,087,058
Total		4,808,643
Health Care Equipment & Supplies 2.2%
Abbott Laboratories	15,900	1,150,047
Baxter International, Inc.	42,600	2,803,932
Total		3,953,979
Health Care Providers & Services 2.7%
AmerisourceBergen Corp.	17,300	1,287,120
Cardinal Health, Inc.	18,300	816,180
HCA Healthcare, Inc.	5,850	728,033
Humana, Inc.	1,375	393,910
McKesson Corp.	14,200	1,568,674
Total		4,793,917
Life Sciences Tools & Services 0.2%
Agilent Technologies, Inc.	5,600	377,776
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 7.7%
Allergan PLC	2,550	340,833
Bristol-Myers Squibb Co.	74,400	3,867,312
Eli Lilly & Co.	37,800	4,374,216
Johnson & Johnson	13,500	1,742,175
Merck & Co., Inc.	8,800	672,408
Pfizer, Inc.	63,320	2,763,918
Total		13,760,862
Total Health Care		27,695,177
Industrials 9.1%
Aerospace & Defense 2.4%
Boeing Co. (The)	13,525	4,361,812
Airlines 1.8%
Delta Air Lines, Inc.	57,850	2,886,715
Southwest Airlines Co.	8,000	371,840
Total		3,258,555
Electrical Equipment 1.0%
Acuity Brands, Inc.	5,080	583,946
Emerson Electric Co.	9,600	573,600
Rockwell Automation, Inc.	3,700	556,776
Total		1,714,322
Industrial Conglomerates 0.8%
Honeywell International, Inc.	10,250	1,354,230
Machinery 1.3%
Illinois Tool Works, Inc.	4,900	620,781
Snap-On, Inc.	11,300	1,641,777
Total		2,262,558
Professional Services 0.1%
Robert Half International, Inc.	4,500	257,400
Road & Rail 0.5%
Union Pacific Corp.	6,950	960,699
Trading Companies & Distributors 1.2%
W.W. Grainger, Inc.	7,375	2,082,405
Total Industrials		16,251,981

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 20.6%
Communications Equipment 3.0%
Cisco Systems, Inc.	104,015	4,506,970
F5 Networks, Inc.(a)	5,400	874,962
Total		5,381,932
IT Services 5.5%
MasterCard, Inc., Class A	23,950	4,518,168
VeriSign, Inc.(a)	21,105	3,129,660
Visa, Inc., Class A	16,450	2,170,413
Total		9,818,241
Semiconductors & Semiconductor Equipment 3.3%
Analog Devices, Inc.	4,100	351,903
Broadcom, Inc.	7,150	1,818,102
QUALCOMM, Inc.	61,500	3,499,965
Texas Instruments, Inc.	2,400	226,800
Total		5,896,770
Software 5.8%
Adobe, Inc.(a)	16,000	3,619,840
Fortinet, Inc.(a)	8,100	570,483
Microsoft Corp.	41,530	4,218,202
VMware, Inc., Class A	13,350	1,830,685
Total		10,239,210
Technology Hardware, Storage & Peripherals 3.0%
Apple, Inc.	23,720	3,741,593
HP, Inc.	39,100	799,986
NetApp, Inc.	13,900	829,413
Total		5,370,992
Total Information Technology		36,707,145
Materials 2.5%
Chemicals 2.1%
Eastman Chemical Co.	9,900	723,789
LyondellBasell Industries NV, Class A	37,400	3,110,184
Total		3,833,973
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 0.4%
Nucor Corp.	12,300	637,263
Total Materials		4,471,236
Real Estate 3.0%
Equity Real Estate Investment Trusts (REITS) 3.0%
American Tower Corp.	7,100	1,123,149
Host Hotels & Resorts, Inc.	174,800	2,913,916
Simon Property Group, Inc.	7,550	1,268,325
Total		5,305,390
Total Real Estate		5,305,390
Utilities 3.6%
Electric Utilities 0.5%
Entergy Corp.	7,900	679,953
Exelon Corp.	6,600	297,660
Total		977,613
Independent Power and Renewable Electricity Producers 1.5%
NRG Energy, Inc.	67,000	2,653,200
Multi-Utilities 1.6%
CenterPoint Energy, Inc.	60,400	1,705,092
Public Service Enterprise Group, Inc.	21,900	1,139,895
Total		2,844,987
Total Utilities		6,475,800
Total Common Stocks (Cost $161,750,486)		176,973,534

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(c),(d)	1,748,264	1,748,089
Total Money Market Funds (Cost $1,748,089)		1,748,089
Total Investments in Securities (Cost: $163,498,575)		178,721,623
Other Assets & Liabilities, Net		(383,207)
Net Assets		178,338,416

At December 31, 2018, securities and/or cash totaling $152,306 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	14	03/2019	USD	1,753,640	—	(61,115)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	2,683,551	21,088,716	(22,024,003)	1,748,264	(330)	—	53,638	1,748,089
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	17,799,402	—	—	—	17,799,402
Consumer Discretionary	16,678,741	—	—	—	16,678,741
Consumer Staples	13,596,763	—	—	—	13,596,763
Energy	9,313,177	—	—	—	9,313,177
Financials	22,678,722	—	—	—	22,678,722
Health Care	27,695,177	—	—	—	27,695,177
Industrials	16,251,981	—	—	—	16,251,981
Information Technology	36,707,145	—	—	—	36,707,145
Materials	4,471,236	—	—	—	4,471,236
Real Estate	5,305,390	—	—	—	5,305,390
Utilities	6,475,800	—	—	—	6,475,800
Total Common Stocks	176,973,534	—	—	—	176,973,534
Money Market Funds	—	—	—	1,748,089	1,748,089
Total Investments in Securities	176,973,534	—	—	1,748,089	178,721,623
Investments in Derivatives
Liability
Futures Contracts	(61,115)	—	—	—	(61,115)
Total	176,912,419	—	—	1,748,089	178,660,508
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018	11

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $161,750,486)	$176,973,534
Affiliated issuers (cost $1,748,089)	1,748,089
Receivable for:
Dividends	223,284
Variation margin for futures contracts	13,440
Expense reimbursement due from Investment Manager	5,282
Prepaid expenses	1,933
Total assets	178,965,562
Liabilities
Payable for:
Capital shares purchased	491,018
Management services fees	62,571
Compensation of board members	34,369
Compensation of chief compliance officer	45
Other expenses	39,143
Total liabilities	627,146
Net assets applicable to outstanding capital stock	$178,338,416
Represented by
Trust capital	$178,338,416
Total - representing net assets applicable to outstanding capital stock	$178,338,416
Shares outstanding	9,017,894
Net asset value per share	19.78
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$4,261,122
Dividends — affiliated issuers	53,638
Total income	4,314,760
Expenses:
Management services fees	833,010
Compensation of board members	13,800
Custodian fees	18,488
Printing and postage fees	11,438
Audit fees	29,550
Legal fees	8,828
Compensation of chief compliance officer	44
Other	7,788
Total expenses	922,946
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(89,679)
Total net expenses	833,267
Net investment income	3,481,493
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	20,713,992
Investments — affiliated issuers	(330)
Futures contracts	184,359
Net realized gain	20,898,021
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(29,255,251)
Futures contracts	(91,641)
Net change in unrealized appreciation (depreciation)	(29,346,892)
Net realized and unrealized loss	(8,448,871)
Net decrease in net assets resulting from operations	$(4,967,378)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018	13

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$3,481,493	$4,125,311
Net realized gain	20,898,021	19,629,276
Net change in unrealized appreciation (depreciation)	(29,346,892)	20,525,674
Net increase (decrease) in net assets resulting from operations	(4,967,378)	44,280,261
Decrease in net assets from capital stock activity	(28,424,426)	(23,563,014)
Total increase (decrease) in net assets	(33,391,804)	20,717,247
Net assets at beginning of year	211,730,220	191,012,973
Net assets at end of year	$178,338,416	$211,730,220

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	3,644	76,043	9,571	165,571
Redemptions	(1,341,704)	(28,500,469)	(1,310,216)	(23,728,585)
Total net decrease	(1,338,060)	(28,424,426)	(1,300,645)	(23,563,014)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per share data
Net asset value, beginning of period	$20.45	$16.39	$15.12	$14.90	$12.87
Income from investment operations:
Net investment income	0.36	0.38	0.31	0.29	0.24
Net realized and unrealized gain (loss)	(1.03)	3.68	0.96	(0.07)	1.79
Total from investment operations	(0.67)	4.06	1.27	0.22	2.03
Net asset value, end of period	$19.78	$20.45	$16.39	$15.12	$14.90
Total return	(3.28)%	24.77%	8.40%	1.48%	15.77%
Ratios to average net assets
Total gross expenses(a)	0.44%	0.45%	0.45%	0.44%	0.45%
Total net expenses(a),(b)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.67%	2.08%	2.01%	1.89%	1.77%
Supplemental data
Portfolio turnover	73%	66%	76%	78%	75%
Net assets, end of period (in thousands)	$178,338	$211,730	$191,013	$199,667	$221,714

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018	15

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B, issued by RiverSource Life Insurance Company (Participating Insurance Companies), and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you. The Fund is closed to new investors.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
16	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018	17

Notes to Financial Statements  (continued)
December 31, 2018
nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	61,115*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
18	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	184,359

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(91,641)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	3,160,603

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
Federal income tax status
The Fund is a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund’s income and losses. The components of the Fund’s net assets are reported at the shareholder level for tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
20	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.40% of the Fund’s daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund did not pay any fees to the Transfer Agent during the reporting period.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund) indefinitely, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.40% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $147,938,570 and $171,117,228, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
22	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018	23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Core Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
24	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018	25

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
26	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018	27

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
28	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018	29

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
30	Columbia Variable Portfolio – Core Equity Fund | Annual Report 2018

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Columbia Variable Portfolio – Core Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6347 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Mid Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Mid Cap Value Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Mid Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since May 2018
David Hoffman
Portfolio Manager
Managed Fund since 2013
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-13.29	3.71	12.01
Class 2*	05/03/10	-13.51	3.48	11.77
Class 3	05/02/05	-13.40	3.60	11.90
Russell Midcap Value Index		-12.29	5.44	13.03
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Welltower, Inc.	3.3
Hartford Financial Services Group, Inc. (The)	3.1
Royal Caribbean Cruises Ltd.	3.0
FMC Corp.	3.0
Popular, Inc.	2.9
Lincoln National Corp.	2.9
Pinnacle West Capital Corp.	2.8
Dollar Tree, Inc.	2.8
Ameren Corp.	2.8
L3 Technologies, Inc.	2.8
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	98.5
Money Market Funds	1.5
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Consumer Discretionary	8.6
Consumer Staples	7.7
Energy	6.7
Financials	18.4
Health Care	8.2
Industrials	12.0
Information Technology	8.6
Materials	6.4
Real Estate	10.4
Utilities	13.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At December 31, 2018, approximately 62.4% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 3 shares returned -13.40%. The Fund lagged its benchmark, the Russell Midcap Value Index, which returned -12.29% for the same time period. Favorable stock selection within the industrials and health care sectors was offset, in part, by security selection within the energy and financials sectors. An underweight in the communication services sector also detracted from relative returns.
Uncertainty rattled investors at year end
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors by raising the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth increase for the year and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. It was the worst December for U.S. equity markets since the Great Depression. As a result of the sell-off, defensive stocks outperformed for the year, with low beta and high dividend yield factors being in favor, while more market sensitive names underperformed. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the 12-month period, returning 0.01%.
Near the end of the period, the Fed announced that it had reduced its anticipated 2019 rate increases, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Contributors and detractors
Stock selection within industrials and health care sectors aided performance relative to the benchmark. Within industrials, the Fund’s losses were less than half those of benchmark positions. Within health care, the Fund generated a positive return compared to significant losses for health care positions in the index. The Fund’s modest cash position helped cushion returns during the fourth quarter sell-off in stocks. The Fund’s top contributor to relative performance for the year was real estate investment trust (REIT) Welltower. Shares in the REIT, which invests mostly in senior housing, assisted living facilities and medical office buildings, climbed after the company reported quarterly results that beat estimates and increased forward guidance on fourth quarter earnings. Better-than-expected results were driven, in part, by a higher pace of acquisitions and fewer dispositions. In the utilities sector, a position in AES Corporation also aided relative results. At the beginning of 2018, the company announced it would reorganize to simplify its portfolio and optimize its cost structure. During the year, AES reported quarterly results that impressed investors. The company also benefitted from the overall performance of the utilities sector during the fourth quarter sell-off.
Security selection within energy and financials were the most significant detractors from relative performance. An underweight in communication services also detracted from relative returns.
4	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Within energy, Noble Energy, Patterson-UTI Energy and TechnipFMC sold off along with the broader sector because of the steep drop in oil prices during the fourth quarter. All three were sizeable positions in the Fund relative to the benchmark. An overweight in insurance company Lincoln National also detracted from relative results, as its shares fell in the down draft that swept through the insurance industry. However, we believe the company continues to have momentum in its annuity business and we continue to hold the name.
Portfolio changes
During the year, we made a strategy shift within the portfolio to concentrate on the Fund’s highest conviction positions. As a result, we reduced the number of Fund holdings, which we expect to result in lower turnover going forward.
At period’s end
At the end of 2018, the Fund was overweight in the consumer staples, utilities, health care and energy sectors and meaningfully underweight in real estate and communication services. Exposures relative to the benchmark are byproducts of the portfolio’s bottom-up stock selection process. We look for companies that trade at attractive valuations and that have identifiable catalysts with the potential to accelerate earnings. We believe this approach to stock selection has the potential to deliver solid results for shareholders over the long term.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	874.80	1,021.03	4.04	4.35	0.85
Class 2	1,000.00	1,000.00	873.90	1,019.77	5.22	5.63	1.10
Class 3	1,000.00	1,000.00	874.10	1,020.43	4.61	4.97	0.97
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.4%
Issuer	Shares	Value ($)
Consumer Discretionary 8.5%
Hotels, Restaurants & Leisure 3.0%
Royal Caribbean Cruises Ltd.	78,685	7,694,606
Internet & Direct Marketing Retail 1.0%
Expedia Group, Inc.	23,293	2,623,957
Multiline Retail 2.8%
Dollar Tree, Inc.(a)	79,370	7,168,698
Textiles, Apparel & Luxury Goods 1.7%
Ralph Lauren Corp.	42,958	4,444,435
Total Consumer Discretionary		21,931,696
Consumer Staples 7.6%
Food & Staples Retailing 3.8%
Kroger Co. (The)	219,345	6,031,987
U.S. Foods Holding Corp.(a)	120,600	3,815,784
Total		9,847,771
Food Products 3.8%
Kellogg Co.	77,460	4,415,995
Tyson Foods, Inc., Class A	100,300	5,356,020
Total		9,772,015
Total Consumer Staples		19,619,786
Energy 6.6%
Energy Equipment & Services 1.5%
TechnipFMC PLC	193,465	3,788,044
Oil, Gas & Consumable Fuels 5.1%
Marathon Petroleum Corp.	90,425	5,335,979
Noble Energy, Inc.	189,763	3,559,954
WPX Energy, Inc.(a)	381,445	4,329,401
Total		13,225,334
Total Energy		17,013,378
Financials 18.0%
Banks 8.1%
Comerica, Inc.	52,800	3,626,832
Popular, Inc.	155,950	7,363,959
Regions Financial Corp.	276,450	3,698,901
SunTrust Banks, Inc.	125,775	6,344,091
Total		21,033,783
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 1.4%
Northern Trust Corp.	45,225	3,780,358
Diversified Financial Services 2.6%
Voya Financial, Inc.	165,975	6,662,236
Insurance 5.9%
Hartford Financial Services Group, Inc. (The)	176,027	7,824,400
Lincoln National Corp.	142,552	7,314,343
Total		15,138,743
Total Financials		46,615,120
Health Care 8.1%
Health Care Equipment & Supplies 2.1%
Zimmer Biomet Holdings, Inc.	53,013	5,498,508
Health Care Providers & Services 3.7%
Quest Diagnostics, Inc.	62,505	5,204,792
WellCare Health Plans, Inc.(a)	18,225	4,302,740
Total		9,507,532
Life Sciences Tools & Services 2.3%
Agilent Technologies, Inc.	86,430	5,830,568
Total Health Care		20,836,608
Industrials 11.8%
Aerospace & Defense 2.8%
L3 Technologies, Inc.	40,743	7,075,429
Airlines 2.3%
United Continental Holdings, Inc.(a)	71,695	6,003,022
Electrical Equipment 2.3%
AMETEK, Inc.	88,510	5,992,127
Machinery 2.6%
Ingersoll-Rand PLC	73,107	6,669,552
Road & Rail 1.8%
Norfolk Southern Corp.	31,315	4,682,845
Total Industrials		30,422,975
Information Technology 8.5%
Communications Equipment 2.6%
Motorola Solutions, Inc.	58,250	6,701,080
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 2.4%
First Data Corp., Class A(a)	368,649	6,233,855
Semiconductors & Semiconductor Equipment 3.5%
Marvell Technology Group Ltd.	235,000	3,804,650
Teradyne, Inc.	166,250	5,216,925
Total		9,021,575
Total Information Technology		21,956,510
Materials 6.3%
Chemicals 5.3%
Eastman Chemical Co.	82,475	6,029,747
FMC Corp.	102,840	7,606,047
Total		13,635,794
Metals & Mining 1.0%
Freeport-McMoRan, Inc.	251,475	2,592,707
Total Materials		16,228,501
Real Estate 10.2%
Equity Real Estate Investment Trusts (REITS) 10.2%
ProLogis, Inc.	114,100	6,699,952
SL Green Realty Corp.	82,475	6,522,123
Taubman Centers, Inc.	104,325	4,745,744
Welltower, Inc.	120,555	8,367,723
Total		26,335,542
Total Real Estate		26,335,542
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 12.8%
Electric Utilities 4.6%
Edison International	84,195	4,779,750
Pinnacle West Capital Corp.	84,200	7,173,840
Total		11,953,590
Independent Power and Renewable Electricity Producers 2.7%
AES Corp. (The)	482,675	6,979,481
Multi-Utilities 5.5%
Ameren Corp.	108,775	7,095,393
CMS Energy Corp.	140,725	6,986,996
Total		14,082,389
Total Utilities		33,015,460
Total Common Stocks (Cost $283,319,262)		253,975,576

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	3,941,640	3,941,246
Total Money Market Funds (Cost $3,941,246)		3,941,246
Total Investments in Securities (Cost: $287,260,508)		257,916,822
Other Assets & Liabilities, Net		154,771
Net Assets		258,071,593

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	8,409,259	67,098,126	(71,565,745)	3,941,640	(2,285)	(419)	182,000	3,941,246
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	21,931,696	—	—	—	21,931,696
Consumer Staples	19,619,786	—	—	—	19,619,786
Energy	17,013,378	—	—	—	17,013,378
Financials	46,615,120	—	—	—	46,615,120
Health Care	20,836,608	—	—	—	20,836,608
Industrials	30,422,975	—	—	—	30,422,975
Information Technology	21,956,510	—	—	—	21,956,510
Materials	16,228,501	—	—	—	16,228,501
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Real Estate	26,335,542	—	—	—	26,335,542
Utilities	33,015,460	—	—	—	33,015,460
Total Common Stocks	253,975,576	—	—	—	253,975,576
Money Market Funds	—	—	—	3,941,246	3,941,246
Total Investments in Securities	253,975,576	—	—	3,941,246	257,916,822
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $283,319,262)	$253,975,576
Affiliated issuers (cost $3,941,246)	3,941,246
Receivable for:
Capital shares sold	421
Dividends	560,914
Expense reimbursement due from Investment Manager	3,002
Prepaid expenses	2,110
Total assets	258,483,269
Liabilities
Payable for:
Capital shares purchased	104,187
Management services fees	185,857
Distribution and/or service fees	12,433
Service fees	7,575
Compensation of board members	51,187
Compensation of chief compliance officer	65
Audit fees	34,250
Other expenses	16,122
Total liabilities	411,676
Net assets applicable to outstanding capital stock	$258,071,593
Represented by
Trust capital	$258,071,593
Total - representing net assets applicable to outstanding capital stock	$258,071,593
Class 1
Net assets	$170,997,740
Shares outstanding	8,680,051
Net asset value per share	$19.70
Class 2
Net assets	$25,686,819
Shares outstanding	1,329,044
Net asset value per share	$19.33
Class 3
Net assets	$61,387,034
Shares outstanding	3,146,553
Net asset value per share	$19.51
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018	11

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$4,961,986
Dividends — affiliated issuers	182,000
Interfund lending	167
Foreign taxes withheld	(11,039)
Total income	5,133,114
Expenses:
Management services fees	2,459,771
Distribution and/or service fees
Class 2	73,025
Class 3	96,410
Service fees	85,939
Compensation of board members	15,241
Custodian fees	16,500
Printing and postage fees	29,648
Audit fees	34,250
Legal fees	9,632
Compensation of chief compliance officer	63
Other	9,069
Total expenses	2,829,548
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(110,229)
Total net expenses	2,719,319
Net investment income	2,413,795
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	27,212,544
Investments — affiliated issuers	(2,285)
Net realized gain	27,210,259
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(69,450,177)
Investments — affiliated issuers	(419)
Net change in unrealized appreciation (depreciation)	(69,450,596)
Net realized and unrealized loss	(42,240,337)
Net decrease in net assets resulting from operations	$(39,826,542)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$2,413,795	$3,245,764
Net realized gain	27,210,259	26,747,406
Net change in unrealized appreciation (depreciation)	(69,450,596)	6,755,792
Net increase (decrease) in net assets resulting from operations	(39,826,542)	36,748,962
Decrease in net assets from capital stock activity	(8,224,705)	(7,938,287)
Total increase (decrease) in net assets	(48,051,247)	28,810,675
Net assets at beginning of year	306,122,840	277,312,165
Net assets at end of year	$258,071,593	$306,122,840

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	366,692	8,174,346	520,748	11,039,326
Redemptions	(104,630)	(2,357,090)	(237,429)	(4,957,812)
Net increase	262,062	5,817,256	283,319	6,081,514
Class 2
Subscriptions	154,694	3,432,761	246,573	5,056,401
Redemptions	(122,769)	(2,699,750)	(83,604)	(1,749,324)
Net increase	31,925	733,011	162,969	3,307,077
Class 3
Subscriptions	19,118	429,388	21,245	439,919
Redemptions	(682,961)	(15,204,360)	(848,110)	(17,766,797)
Net decrease	(663,843)	(14,774,972)	(826,865)	(17,326,878)
Total net decrease	(369,856)	(8,224,705)	(380,577)	(7,938,287)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$22.72	0.20	(3.22)	(3.02)
Year Ended 12/31/2017	$20.01	0.25	2.46	2.71
Year Ended 12/31/2016	$17.53	0.23	2.25	2.48
Year Ended 12/31/2015	$18.45	0.07	(0.99)	(0.92)
Year Ended 12/31/2014	$16.42	0.10	1.93	2.03
Class 2
Year Ended 12/31/2018	$22.35	0.14	(3.16)	(3.02)
Year Ended 12/31/2017	$19.73	0.20	2.42	2.62
Year Ended 12/31/2016	$17.33	0.14	2.26	2.40
Year Ended 12/31/2015	$18.26	0.07	(1.00)	(0.93)
Year Ended 12/31/2014	$16.29	0.09	1.88	1.97
Class 3
Year Ended 12/31/2018	$22.53	0.16	(3.18)	(3.02)
Year Ended 12/31/2017	$19.87	0.22	2.44	2.66
Year Ended 12/31/2016	$17.43	0.16	2.28	2.44
Year Ended 12/31/2015	$18.34	0.09	(1.00)	(0.91)
Year Ended 12/31/2014	$16.35	0.09	1.90	1.99

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$19.70	(13.29%)	0.89%	0.85%	0.87%	98%	$170,998
Year Ended 12/31/2017	$22.72	13.54%	0.91%	0.87%	1.20%	72%	$191,281
Year Ended 12/31/2016	$20.01	14.15%	0.93%	0.90%	1.25%	57%	$162,796
Year Ended 12/31/2015	$17.53	(4.99%)	0.91% (c)	0.90% (c)	0.38%	43%	$12,613
Year Ended 12/31/2014	$18.45	12.36%	0.89%	0.88%	0.60%	46%	$378,231
Class 2
Year Ended 12/31/2018	$19.33	(13.51%)	1.14%	1.10%	0.62%	98%	$25,687
Year Ended 12/31/2017	$22.35	13.28%	1.16%	1.12%	0.97%	72%	$28,989
Year Ended 12/31/2016	$19.73	13.85%	1.19%	1.16%	0.79%	57%	$22,379
Year Ended 12/31/2015	$17.33	(5.09%)	1.22% (c)	1.17% (c)	0.40%	43%	$17,179
Year Ended 12/31/2014	$18.26	12.09%	1.15%	1.14%	0.50%	46%	$14,802
Class 3
Year Ended 12/31/2018	$19.51	(13.40%)	1.01%	0.97%	0.73%	98%	$61,387
Year Ended 12/31/2017	$22.53	13.39%	1.04%	0.99%	1.05%	72%	$85,853
Year Ended 12/31/2016	$19.87	14.00%	1.07%	1.03%	0.88%	57%	$92,137
Year Ended 12/31/2015	$17.43	(4.96%)	1.09% (c)	1.04% (c)	0.50%	43%	$97,276
Year Ended 12/31/2014	$18.34	12.17%	1.02%	1.01%	0.54%	46%	$122,343
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018	15

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Mid Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
16	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018	17

Notes to Financial Statements  (continued)
December 31, 2018
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
18	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.82% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $3,764,408 and $5,437,344, respectively. The sale transactions resulted in a net realized gain of $305,102.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 1	0.85%
Class 2	1.10
Class 3	0.975
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $282,570,416 and $283,544,981, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
20	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The Fund’s activity in the Interfund Program during the year ended December 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	733,333	2.73	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 96.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
22	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Mid Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018	23

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
24	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018	25

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
26	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018	27

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
28	Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Mid Cap Value Fund | Annual Report 2018	29

Columbia Variable Portfolio – Mid Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6474 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Seligman Global Technology Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Seligman Global Technology Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 2006
Shekhar Pramanick
Portfolio Manager
Managed Fund since 2014
Sanjay Devgan
Technology Team Member
Managed Fund since 2014
Jeetil Patel
Technology Team Member
Managed Fund since 2015
Christopher Boova
Technology Team Member
Managed Fund since 2016
Vimal Patel
Technology Team Member
Managed Fund since February 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1	05/01/96	-8.15	15.40	17.18
Class 2	05/01/00	-8.45	15.10	16.87
MSCI World Information Technology Index (Net)		-2.60	12.78	15.89
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The MSCI World Information Technology Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Information Technology Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Seligman Global Technology Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Lam Research Corp. (United States)	7.4
Broadcom, Inc. (United States)	6.9
Apple, Inc. (United States)	5.0
Alphabet, Inc., Class A (United States)	4.4
Synopsys, Inc. (United States)	4.3
Micron Technology, Inc. (United States)	4.1
Alphabet, Inc., Class C (United States)	3.6
Visa, Inc., Class A (United States)	3.4
Nuance Communications, Inc. (United States)	3.1
Marvell Technology Group Ltd. (United States)	3.0
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	9.1
Consumer Discretionary	2.3
Health Care	1.1
Information Technology	87.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Country breakdown (%) (at December 31, 2018)
Brazil	1.2
China	0.3
Israel	0.7
Japan	0.6
Netherlands	0.5
South Korea	1.1
United States(a)	95.6
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2018, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Summary of investments in securities by industry (%) (at December 31, 2018)
Biotechnology	1.1
Communications Equipment	2.0
Diversified Consumer Services	0.5
Electronic Equipment, Instruments & Components	0.6
Entertainment	0.6
Interactive Media & Services	8.3
Internet & Direct Marketing Retail	1.8
IT Services	7.1
Semiconductors & Semiconductor Equipment	42.5
Software	23.0
Technology Hardware, Storage & Peripherals	12.4
Money Market Funds	2.3
Total	102.2
Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2018 the Fund’s Class 2 shares returned -8.45%. The Fund underperformed its benchmark, the MSCI World Information Technology Index (Net), which returned -2.60% for the same time period. An underweight and security selection in the interactive media and services and entertainment industries in the communication services sector aided relative performance as it helped stem losses. However, stock selection in the software, technology hardware and IT industries and an overweight in semiconductors detracted from performance relative to the benchmark.
Fourth quarter technology sell-off wiped out 2018 gains
Technology stocks posted gains for the first three quarters of 2018 as solid earnings and forward guidance overcame a range of concerns: an aging equity bull market, the potential for increased government scrutiny and escalating trade tensions and tariff threats to the technology sector. Many of these fears were realized in the fourth quarter of 2018 as investors broadly sold equities — technology stocks in particular — on fears of slowing global growth. Within the benchmark, the software and communications equipment industry were top performers for the period. Software performed ahead of expectations, with few hiccups on revenue and earnings expectations as Cloud/SaaS remained the dominant trends for the year and largely immune from tariff threats. The communications equipment industry benefited from healthy IT spending, as companies continued to build out their networking infrastructure. The semiconductor industry bore most of the brunt of the trade tensions and tariff threats, given the importance of semiconductors to data centers, hardware, networking and smartphones.
Contributors and detractors
An underweight in Facebook benefited Fund results. Facebook shares lost a record $119bn in one day as investors tallied up a host of concerns: third quarter earnings that missed revenue expectations, a reduction in forward guidance, slowing user growth in key markets and the potential for lower future ad revenues as users have more power to keep their data private. In the entertainment industry, video game names took a hit in 2018 because of concerns over competition from Battle Royale-type games such as Fortnite, fears over the possible shortening of game life-cycles and the resulting negative impact on earnings. The portfolio’s lack of exposure to Activision, Nintendo and Electronic Arts, all which suffered double digit losses for the year, boosted the portfolio’s relative results.
Within the electronic equipment industry, security selection and an underweight aided performance. A position in Israeli electronics technology company Orbotech, which was acquired at a significant premium by KLA-Tencor early in 2018, also benefited relative results. Two enterprise security software holdings, Fortinet and Sailpoint Technologies, made positive contributions to return as corporate technology budgets continued to allocate higher spending to IT security to accommodate an increasingly mobile workforce. An underweight in Apple, which is a meaningful weight in the benchmark, was an additional contributor to relative results as Apple shares underperformed for the year. Reports of order cuts for iPhones and lower year-over-year revenue figures from overseas supply chain names created significant pressure on Apple.
Within software, an underweight in Microsoft detracted from relative results, as the company’s cloud platform and strategy continued to benefit from the secular shift to the cloud. The company’s on-premise results across the Server, Office, and Windows divisions made Microsoft an attractive defensive holding for investors as the market turned volatile at year end. Positions digital recording company TiVo and speech recognition company Nuance also detracted from results in software. Ongoing patent infringement litigation continued to weigh on TiVo shares. Nuance shares recovered during the third quarter but struggled to overcome a hacking attack and an earnings miss suffered earlier in the year. Within the hardware industry, digital printing company Electronics for Imaging sold off in the third quarter after material weakness in its accounting controls led to a delayed earnings report. Disk drive manufacturer Western Digital declined after stating that prices and margins for NAND Flash memory would come under pressure. Investors took this as an indication that earnings had peaked and the stock sold off. A position in Xerox also detracted from returns after Xerox’s transaction with Fujifilm fell apart and remained in limbo. Xerox’s CEO was ousted after allegations raised by activist investors. In IT services, competition among the money transfer and payment services companies remained fierce. A lack of exposure to some of the top performing names, including Mastercard, detracted from returns. Within semiconductors, an overweight detracted from relative performance. Since the end of 2017, the industry has faced fears of slowing growth because of cyclicality and a potential trade war, which hurt top semiconductor capital equipment companies Lam Research and Applied Materials.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
At period’s end
The same positive trends evident in 2017 buoyed the technology sector in 2018: the move to cloud-based software from on-premises software, capital spending on cloud data centers, rising electronic content in autos and industrial products, faster network speeds, e-commerce momentum continuing and mobile apps conquering the world. In addition, tax reform has enabled a broad swath of U.S. companies to become more aggressive in returning capital to shareholders in the form of dividends or share repurchase programs.
At the end of 2018, we believe that selected technology valuations are attractive, given the fourth quarter market sell-off. Any progress on trade has the potential to remove a major headwind for the U.S. economy and for the technology sector, in particular.
As always, we continue to adhere to our disciplined investment process, which relies on deep fundamental analysis to identify those companies that we believe have the best growth prospects, trade at attractive valuations and have the potential to deliver solid investment returns over time.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	869.90	1,020.17	4.83	5.22	1.02
Class 2	1,000.00	1,000.00	868.20	1,018.91	6.01	6.50	1.27
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018	7

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.9%
Issuer	Shares	Value ($)
Brazil 1.2%
Arco Platform Ltd., Class A(a)	15,733	348,014
Pagseguro Digital Ltd., Class A(a)	25,835	483,890
Total		831,904
China 0.3%
Tencent Holdings Ltd., ADR	5,300	208,847
Israel 0.7%
Mellanox Technologies Ltd.(a)	1,600	147,808
Orbotech Ltd.(a)	5,271	298,022
Total		445,830
Japan 0.6%
Tokyo Electron Ltd.	3,400	382,753
Netherlands 0.6%
NXP Semiconductors NV	5,100	373,728
South Korea 1.1%
Hugel, Inc.(a)	2,117	726,132
United States 95.4%
21st Century Fox, Inc., Class A	4,700	226,164
Adobe, Inc.(a)	1,400	316,736
Advanced Energy Industries, Inc.(a)	7,300	313,389
Alphabet, Inc., Class A(a)	2,800	2,925,888
Alphabet, Inc., Class C(a)	2,309	2,391,223
Apple, Inc.(b)	20,800	3,280,992
Applied Materials, Inc.	57,600	1,885,824
Arista Networks, Inc.(a)	1,900	400,330
Broadcom, Inc.	17,787	4,522,878
Carbon Black, Inc.(a)	1,972	26,464
Cisco Systems, Inc.	4,900	212,317
CommScope Holding Co., Inc.(a)	4,300	70,477
Cornerstone OnDemand, Inc.(a)	12,200	615,246
Cypress Semiconductor Corp.	47,023	598,133
DXC Technology Co.	13,541	719,975
eBay, Inc.(a)	42,200	1,184,554
Electronics for Imaging, Inc.(a)	48,266	1,196,997
Euronet Worldwide, Inc.(a)	7,635	781,671
Eventbrite, Inc., Class A(a)	500	13,905
Common Stocks (continued)
Issuer	Shares	Value ($)
Fidelity National Information Services, Inc.	2,900	297,395
ForeScout Technologies, Inc.(a)	5,100	132,549
Fortinet, Inc.(a)	15,661	1,103,004
GoDaddy, Inc., Class A(a)	2,400	157,488
Inphi Corp.(a)	34,944	1,123,450
Integrated Device Technology, Inc.(a)	754	36,516
Intel Corp.	7,500	351,975
Keysight Technologies, Inc.(a)	1,300	80,704
Lam Research Corp.	35,649	4,854,324
Lattice Semiconductor Corp.(a)	119,940	829,985
LogMeIn, Inc.	11,819	964,076
Lumentum Holdings, Inc.(a)	12,700	533,527
Marvell Technology Group Ltd.(b)	123,604	2,001,149
Maxim Integrated Products, Inc.	18,818	956,895
Microchip Technology, Inc.	17,700	1,272,984
Micron Technology, Inc.(a)	84,584	2,683,850
Microsoft Corp.	13,200	1,340,724
NetApp, Inc.	18,100	1,080,027
Nuance Communications, Inc.(a)	153,758	2,034,218
ON Semiconductor Corp.(a)	77,672	1,282,365
Oracle Corp.	43,100	1,945,965
Palo Alto Networks, Inc.(a)	3,100	583,885
Qorvo, Inc.(a)	23,557	1,430,617
SailPoint Technologies Holding, Inc.(a)	11,224	263,652
Salesforce.com, Inc.(a)	9,105	1,247,112
Splunk, Inc.(a)	5,393	565,456
Synaptics, Inc.(a)	37,721	1,403,598
Synopsys, Inc.(a)	33,482	2,820,524
Teradyne, Inc.	51,068	1,602,514
TiVo Corp.	70,000	658,700
Verint Systems, Inc.(a)	11,400	482,334
Viavi Solutions, Inc.(a)	13,700	137,685
Visa, Inc., Class A	17,100	2,256,174
Western Digital Corp.	34,500	1,275,465
Xerox Corp.	68,625	1,356,030
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Zynga, Inc., Class A(a)	57,600	226,368
Total		63,056,447
Total Common Stocks (Cost $66,512,876)		66,025,641

Money Market Funds 2.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(c),(d)	1,539,100	1,538,946
Total Money Market Funds (Cost $1,538,946)		1,538,946
Total Investments in Securities (Cost $68,051,822)		67,564,587
Other Assets & Liabilities, Net		(1,460,528)
Net Assets		$66,104,059
At December 31, 2018, securities and/or cash totaling $845,666 were pledged as collateral.
Investments in derivatives
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Apple, Inc.	Deutsche Bank	USD	(94,644)	(6)	300.00	1/17/2020	(4,333)	(144)
Apple, Inc.	Deutsche Bank	USD	(347,028)	(22)	290.00	1/17/2020	(14,684)	(704)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(203,994)	(126)	30.00	1/17/2020	(7,448)	(1,071)
Total							(26,465)	(1,919)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(203,994)	(126)	15.00	01/17/2020	(13,497)	(23,184)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	716,975	35,315,934	(34,493,809)	1,539,100	(231)	(63)	24,925	1,538,946
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Brazil	831,904	—	—	—	831,904
China	208,847	—	—	—	208,847
Israel	445,830	—	—	—	445,830
Japan	—	382,753	—	—	382,753
Netherlands	373,728	—	—	—	373,728
South Korea	—	726,132	—	—	726,132
United States	63,056,447	—	—	—	63,056,447
Total Common Stocks	64,916,756	1,108,885	—	—	66,025,641
Money Market Funds	—	—	—	1,538,946	1,538,946
Total Investments in Securities	64,916,756	1,108,885	—	1,538,946	67,564,587
Investments in Derivatives
Liability
Options Contracts Written	(25,103)	—	—	—	(25,103)
Total	64,891,653	1,108,885	—	1,538,946	67,539,484
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018	11

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $66,512,876)	$66,025,641
Affiliated issuers (cost $1,538,946)	1,538,946
Cash collateral held at broker for:
Options contracts written	200,000
Receivable for:
Investments sold	141,851
Capital shares sold	13,719
Dividends	52,866
Expense reimbursement due from Investment Manager	6,411
Prepaid expenses	1,701
Total assets	67,981,135
Liabilities
Option contracts written, at value (premiums received $39,962)	25,103
Payable for:
Investments purchased	1,512,480
Capital shares purchased	195,436
Management services fees	53,183
Distribution and/or service fees	7,577
Service fees	9,657
Compensation of board members	26,968
Compensation of chief compliance officer	19
Other expenses	46,653
Total liabilities	1,877,076
Net assets applicable to outstanding capital stock	$66,104,059
Represented by
Paid in capital	54,165,945
Total distributable earnings (loss) (Note 2)	11,938,114
Total - representing net assets applicable to outstanding capital stock	$66,104,059
Class 1
Net assets	$32,129,079
Shares outstanding	1,807,301
Net asset value per share	$17.78
Class 2
Net assets	$33,974,980
Shares outstanding	2,080,178
Net asset value per share	$16.33
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$895,891
Dividends — affiliated issuers	24,925
Foreign taxes withheld	(1,984)
Total income	918,832
Expenses:
Management services fees	787,475
Distribution and/or service fees
Class 2	118,211
Service fees	47,375
Compensation of board members	12,103
Custodian fees	16,295
Printing and postage fees	14,536
Audit fees	39,265
Legal fees	7,758
Line of credit interest	361
Interest on interfund lending	1,450
Compensation of chief compliance officer	19
Other	7,451
Total expenses	1,052,299
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(50,702)
Total net expenses	1,001,597
Net investment loss	(82,765)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	12,940,406
Investments — affiliated issuers	(231)
Foreign currency translations	525
Net realized gain	12,940,700
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(19,220,270)
Investments — affiliated issuers	(63)
Foreign currency translations	(12)
Options contracts written	14,859
Net change in unrealized appreciation (depreciation)	(19,205,486)
Net realized and unrealized loss	(6,264,786)
Net decrease in net assets resulting from operations	$(6,347,551)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018	13

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment loss	$(82,765)	$(218,043)
Net realized gain	12,940,700	9,341,957
Net change in unrealized appreciation (depreciation)	(19,205,486)	12,405,125
Net increase (decrease) in net assets resulting from operations	(6,347,551)	21,529,039
Distributions to shareholders
Net investment income and net realized gains
Class 1	(3,932,705)
Class 2	(5,124,615)
Net realized gains
Class 1		(9,405,604)
Class 2		(11,141,763)
Total distributions to shareholders (Note 2)	(9,057,320)	(20,547,367)
Increase (decrease) in net assets from capital stock activity	(4,058,506)	25,664,108
Total increase (decrease) in net assets	(19,463,377)	26,645,780
Net assets at beginning of year	85,567,436	58,921,656
Net assets at end of year	$66,104,059	$85,567,436
Excess of distributions over net investment income	$(26,475)	$(27,143)

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	10,873	245,264	5,465	130,230
Distributions reinvested	192,497	3,932,705	491,411	9,405,604
Redemptions	(198,980)	(4,282,507)	(128,527)	(2,977,084)
Net increase (decrease)	4,390	(104,538)	368,349	6,558,750
Class 2
Subscriptions	1,183,149	24,846,571	1,845,714	40,191,618
Distributions reinvested	272,586	5,124,615	627,351	11,141,763
Redemptions	(1,711,622)	(33,925,154)	(1,495,251)	(32,228,023)
Net increase (decrease)	(255,887)	(3,953,968)	977,814	19,105,358
Total net increase (decrease)	(251,497)	(4,058,506)	1,346,163	25,664,108
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018

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Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$21.56	0.01	(1.47)	(1.46)	(2.32)	(2.32)
Year Ended 12/31/2017	$21.67	(0.03)	6.79	6.76	(6.87)	(6.87)
Year Ended 12/31/2016	$27.97	(0.04)	3.55	3.51	(9.81)	(9.81)
Year Ended 12/31/2015	$29.99	(0.01)	3.00	2.99	(5.01)	(5.01)
Year Ended 12/31/2014	$26.01	(0.07)	6.42	6.35	(2.37)	(2.37)
Class 2
Year Ended 12/31/2018	$19.99	(0.04)	(1.35)	(1.39)	(2.27)	(2.27)
Year Ended 12/31/2017	$20.50	(0.08)	6.38	6.30	(6.81)	(6.81)
Year Ended 12/31/2016	$26.98	(0.12)	3.38	3.26	(9.74)	(9.74)
Year Ended 12/31/2015	$29.10	(0.08)	2.91	2.83	(4.95)	(4.95)
Year Ended 12/31/2014	$25.31	(0.14)	6.25	6.11	(2.32)	(2.32)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$17.78	(8.15%)	1.09% (c),(d)	1.03% (c),(d)	0.05%	44%	$32,129
Year Ended 12/31/2017	$21.56	35.21%	1.15% (d)	1.02% (d)	(0.16%)	60%	$38,879
Year Ended 12/31/2016	$21.67	19.35%	1.26%	0.98%	(0.17%)	62%	$31,083
Year Ended 12/31/2015	$27.97	10.11%	1.20%	0.98%	(0.05%)	65%	$28,698
Year Ended 12/31/2014	$29.99	25.43%	1.21%	1.00%	(0.27%)	87%	$29,004
Class 2
Year Ended 12/31/2018	$16.33	(8.45%)	1.33% (c),(d)	1.28% (c),(d)	(0.22%)	44%	$33,975
Year Ended 12/31/2017	$19.99	34.92%	1.40% (d)	1.27% (d)	(0.39%)	60%	$46,688
Year Ended 12/31/2016	$20.50	19.01%	1.47%	1.23%	(0.49%)	62%	$27,838
Year Ended 12/31/2015	$26.98	9.81%	1.45%	1.23%	(0.30%)	65%	$83,566
Year Ended 12/31/2014	$29.10	25.12%	1.45%	1.25%	(0.52%)	87%	$92,264
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018	17

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund wrote option contracts to enhance performance. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund
20	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	25,103
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	14,859
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average value ($)*
Options contracts — written	(12,607)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
Deutsche Bank ($)
Liabilities
Options contracts written	25,103
Total financial and derivative net assets	(25,103)
Total collateral received (pledged) (a)	(25,103)
Net amount (b)	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
22	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.914% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
24	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	1.02%	1.03%
Class 2	1.27	1.28
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
83,433	(83,433)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
2,002,245	7,055,075	9,057,320	2,633,130	17,914,237	20,547,367
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
December 31, 2018
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
2,030,320	10,755,155	—	(820,886)
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
68,360,370	7,803,719	(8,624,605)	(820,886)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $36,543,913 and $48,993,509, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	1,030,000	2.59	20
26	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
For the year ended December 31, 2018, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
2,250,000	2.89	2
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at December 31, 2018.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At December 31, 2018, two unaffiliated shareholders of record owned 80.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
December 31, 2018
services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Seligman Global Technology Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Seligman Global Technology Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018	29

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2018.
Dividends received deduction	Capital gain dividend
26.30%	$11,309,059
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
30	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
32	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
34	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018	35

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
36	Columbia Variable Portfolio – Seligman Global Technology Fund | Annual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Seligman Global Technology Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
SL 9916 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Limited Duration Credit Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Limited Duration Credit Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Limited Duration Credit Fund (the Fund) seeks to provide shareholders with a level of current income consistent with preservation of capital.
Portfolio management
Tom Murphy, CFA
Co-Portfolio Manager
Managed Fund since 2010
Timothy Doubek, CFA
Co-Portfolio Manager
Managed Fund since 2010
Royce Wilson, CFA
Co-Portfolio Manager
Managed Fund since 2012
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	0.24	1.20	2.16
Class 2	05/07/10	-0.02	0.95	1.90
Bloomberg Barclays U.S. 1-5 Year Corporate Index		0.95	1.94	2.72
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Corporate Bonds & Notes	97.3
Money Market Funds	2.7
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2018)
AA rating	7.1
A rating	11.8
BBB rating	81.1
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At December 31, 2018, approximately 93.8% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2018, Class 2 shares of the Fund returned -0.02%. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. 1-5 Year Corporate Index, which returned 0.95% for the same time period. During the 12-month period, the Fund’s overweight exposure to credit detracted from relative performance as credit spreads widened.
A tale of two periods
As the period opened, sentiment was lifted by the passage of the 2017 tax bill viewed by investors as likely to further boost the U.S. economy. Against a backdrop of arguably full employment, the bond markets were on alert throughout the year for signs of inflationary pressures that could spur the U.S. Federal Reserve (Fed) to accelerate its timetable for normalizing short-term interest rates. Early February saw the posting of hiring and wage growth data for January that notably exceeded expectations, providing further momentum for a rise in longer term Treasury yields. In March, the prospect of a global trade war caused market jitters as the Trump administration announced tariffs on steel and aluminum as well as on a range of imports from China. However, increasingly robust economic growth and corporate earnings data soon overshadowed concerns over protectionist U.S. trade policy, allowing Treasury yields to resume their upward trend and supporting a further tightening of credit spreads.
As the fourth quarter began, the S&P 500 Index was near record highs and sentiment was cautiously optimistic. Ten-year U.S. Treasury yields were above 3% and would shortly reach their highest levels going back to 2011 at just under 3.25%. At more than $75 a barrel, West Texas Intermediate (WTI) crude oil was at its peak of this cycle going back to 2014. From a corporate health perspective, third quarter S&P 500 earnings displayed the highest quarterly growth since late 2010. This followed similarly strong results for the first two quarters of 2018, with the Tax Cut and Jobs Act of 2017 providing a tailwind.
Unfortunately, the tone changed substantially over the course of the fourth quarter due to a litany of factors. These included uncertainty around negotiations of the terms of Brexit (the UK’s departure from the European Union), concern that the Fed would go too far with its tightening cycle and balance sheet reduction, less accommodative European Central Bank monetary policy, a more than 40% decline in the price of WTI crude, and the partial U.S. government shutdown which began on December 21st. The heightened uncertainty led the S&P 500 to decline approximately 20% from its recent highs, the first technical bear market since the Global Financial Crisis ended in 2009. The weakness was pronounced in the credit markets as well as spreads widened notably and performance for investment-grade corporates lagged Treasuries by the widest margin since the third quarter of 2011. The sell-off was widespread across sectors, and lower rated issues were the most negatively impacted, consistent with the shift to risk-off sentiment.
Contributors and detractors
The Fund’s overweight exposure to credit was the principal detractor from performance relative to the benchmark during the 12-month period as credit spreads widened. Issuer selection weighed modestly on return as well, with an overweight to spirits company Bacardi Ltd. the biggest detractor. Holdings of Ford Motor Company, Voya Financial, Charter Communications and British Sky Broadcasting also detracted. Positive contributions to relative performance were led by positions in Prudential Financial and American Electric Power Co. The Fund’s allocation across the industrials, financials and utilities sectors had an essentially neutral impact on performance. The Fund’s stance with respect to overall portfolio duration and corresponding sensitivity to changes in interest rates was neutral with respect to relative return, as was positioning along the yield curve.
During the period, the Fund employed Treasury futures intended to reduce the potentially negative impact of rising interest rates. On a stand-alone basis, these derivatives had a negative impact on Fund performance.
4	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
At period’s end
At the close of the reporting period, we maintained a modestly overweight stance with respect to the credit profile of the Fund. We anticipate that there will be execution “misses” from specific companies or pressure on certain industries in the investment-grade market. We also expect that there will be "fallen angels" moving into the high-yield category as well as companies migrating from the A rating category to the BBB rating category. These issuer-specific events happen in virtually every cycle.
However, from a simple valuation perspective, corporate credit spreads ended 2018 meaningfully wider relative to those seen in early 2018. We believe a lot of negative outcomes are priced into the markets currently. A slowdown to 2.0%-2.5% GDP growth and low single digits earnings growth would be reasonably supportive of corporate credit, and we believe that spreads could tighten against such a backdrop.
In addition, the sell-off at the end of 2018 was largely indiscriminate. We don’t believe it would take much positive news around such issues as U.S.-China trade or global growth to bring more rational behavior back into the market, causing relative value-based industry and issuer spreads to be based on fundamentals instead of emotion. Given our focus on evaluating and selecting individual credits, we view the current environment as presenting numerous opportunities to add value.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,008.70	1,022.81	2.55	2.56	0.50
Class 2	1,000.00	1,000.00	1,007.60	1,021.54	3.82	3.84	0.75
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 96.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.7%
Lockheed Martin Corp.
11/23/2020	2.500%	4,693,000	4,638,448
09/15/2021	3.350%	5,930,000	5,970,271
Northrop Grumman Corp.
01/15/2025	2.930%	10,240,000	9,712,763
Total			20,321,482
Automotive 1.2%
Ford Motor Credit Co. LLC
06/09/2025	4.687%	9,575,000	8,909,911
Banking 6.8%
American Express Co.
02/27/2023	3.400%	7,835,000	7,778,619
Bank of Montreal
04/13/2021	3.100%	4,835,000	4,835,426
Bank of Nova Scotia (The)
04/20/2021	3.125%	5,760,000	5,750,150
Capital One Financial Corp.
05/12/2020	2.500%	2,506,000	2,474,883
01/30/2023	3.200%	7,565,000	7,351,811
04/30/2025	4.250%	2,662,000	2,629,223
Wells Fargo & Co.
01/30/2020	2.150%	14,410,000	14,257,297
Wells Fargo Bank NA
10/22/2021	3.625%	6,090,000	6,125,346
Total			51,202,755
Cable and Satellite 2.8%
Charter Communications Operating LLC/Capital
07/23/2025	4.908%	10,293,000	10,216,894
Sky PLC(a)
09/16/2024	3.750%	10,975,000	10,908,656
Total			21,125,550
Chemicals 0.7%
LyondellBasell Industries NV
04/15/2019	5.000%	5,136,000	5,139,359
Diversified Manufacturing 2.3%
Siemens Financieringsmaatschappij NV(a)
03/16/2020	2.200%	17,800,000	17,605,481
Electric 23.6%
AEP Texas, Inc.
10/01/2022	2.400%	15,160,000	14,616,408
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Electric Power Co., Inc.
11/13/2020	2.150%	4,985,000	4,880,654
12/01/2021	3.650%	3,636,000	3,666,564
CMS Energy Corp.
03/01/2024	3.875%	10,257,000	10,376,925
11/15/2025	3.600%	8,651,000	8,498,128
DTE Energy Co.
08/01/2023	3.700%	3,395,000	3,381,532
12/01/2023	3.850%	656,000	659,346
06/01/2024	3.500%	20,601,000	20,359,824
Duke Energy Corp.
10/15/2023	3.950%	4,730,000	4,774,301
04/15/2024	3.750%	2,040,000	2,043,380
09/01/2026	2.650%	3,800,000	3,454,926
Edison International
09/15/2022	2.400%	5,955,000	5,577,209
Emera U.S. Finance LP
06/15/2021	2.700%	8,974,000	8,742,893
Eversource Energy
03/15/2022	2.750%	1,665,000	1,627,782
10/01/2024	2.900%	7,775,000	7,451,537
NextEra Energy Capital Holdings, Inc.
04/01/2019	2.300%	3,721,000	3,712,096
Pacific Gas & Electric Co.
11/15/2023	3.850%	4,105,000	3,710,801
03/01/2026	2.950%	5,305,000	4,364,890
Pinnacle West Capital Corp.
11/30/2020	2.250%	6,505,000	6,373,703
Progress Energy, Inc.
04/01/2022	3.150%	9,119,000	8,962,354
Public Service Enterprise Group, Inc.
11/15/2019	1.600%	5,245,000	5,167,028
Southern Co. (The)
07/01/2023	2.950%	13,500,000	13,046,049
WEC Energy Group, Inc.
06/15/2020	2.450%	3,210,000	3,169,981
06/15/2021	3.375%	5,230,000	5,217,223
06/15/2025	3.550%	8,293,000	8,061,575
Xcel Energy, Inc.
03/15/2021	2.400%	4,374,000	4,301,112
06/01/2025	3.300%	12,307,000	11,995,731
Total			178,193,952
Finance Companies 1.5%
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	11,685,000	11,272,379
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 17.1%
Anheuser-Busch InBev Finance, Inc.
02/01/2023	3.300%	23,285,000	22,667,668
Bacardi Ltd.(a)
05/15/2025	4.450%	18,125,000	17,659,459
Conagra Brands, Inc.
11/01/2025	4.600%	5,526,000	5,532,808
General Mills, Inc.
10/21/2019	2.200%	4,175,000	4,141,988
JM Smucker Co. (The)
12/06/2019	2.200%	2,510,000	2,487,915
03/15/2020	2.500%	6,306,000	6,241,786
Kraft Heinz Foods Co.
06/15/2023	4.000%	15,420,000	15,386,384
06/01/2026	3.000%	5,835,000	5,206,769
Molson Coors Brewing Co.
07/15/2026	3.000%	12,685,000	11,318,128
Mondelez International, Inc.(a)
10/28/2019	1.625%	14,583,000	14,381,084
Sysco Corp.
07/15/2021	2.500%	5,575,000	5,444,456
Tyson Foods, Inc.
08/15/2019	2.650%	10,316,000	10,262,635
Wm. Wrigley Jr., Co.(a)
10/21/2019	2.900%	8,149,000	8,142,147
Total			128,873,227
Health Care 7.5%
Becton Dickinson and Co.
11/08/2021	3.125%	7,281,000	7,166,965
12/15/2024	3.734%	8,921,000	8,625,884
Cardinal Health, Inc.
06/15/2024	3.079%	10,375,000	9,800,173
CVS Health Corp.
03/25/2025	4.100%	10,210,000	10,105,715
Express Scripts Holding Co.
02/15/2022	3.900%	13,740,000	13,792,130
Medtronic Global Holdings SCA
03/28/2019	1.700%	6,930,000	6,911,927
Total			56,402,794
Healthcare Insurance 1.0%
Aetna, Inc.
11/15/2022	2.750%	3,790,000	3,631,385
Halfmoon Parent, Inc.(a)
11/15/2025	4.125%	3,509,000	3,501,543
Total			7,132,928
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.5%
Hess Corp.
07/15/2024	3.500%	4,030,000	3,736,906
Life Insurance 7.8%
AIG Global Funding(a)
07/02/2020	2.150%	2,500,000	2,458,403
Five Corners Funding Trust(a)
11/15/2023	4.419%	5,915,000	6,087,103
Guardian Life Global Funding(a)
04/25/2023	3.400%	8,300,000	8,288,529
MassMutual Global Funding II(a)
06/22/2024	2.750%	12,805,000	12,224,063
MetLife Global Funding I(a)
04/10/2019	2.300%	4,460,000	4,449,550
Metropolitan Life Global Funding I(a)
06/12/2020	2.050%	10,240,000	10,080,379
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	15,675,000	15,214,202
Total			58,802,229
Media and Entertainment 2.0%
Discovery Communications LLC(a)
11/15/2019	2.750%	5,171,000	5,127,925
06/15/2020	2.800%	9,772,000	9,699,570
Total			14,827,495
Midstream 7.6%
Enterprise Products Operating LLC
02/15/2021	2.800%	4,300,000	4,252,326
04/15/2021	2.850%	2,485,000	2,457,327
Kinder Morgan Energy Partners LP
05/01/2024	4.300%	11,685,000	11,745,260
Plains All American Pipeline LP/Finance Corp.
11/01/2024	3.600%	16,484,000	15,631,068
Southern Natural Gas Co. LLC/Issuing Corp.
06/15/2021	4.400%	7,592,000	7,728,170
Western Gas Partners LP
07/01/2026	4.650%	4,263,000	4,107,196
Williams Companies, Inc. (The)
09/15/2025	4.000%	12,085,000	11,690,074
Total			57,611,421
Natural Gas 2.8%
NiSource, Inc.
11/17/2022	2.650%	9,785,000	9,436,605
NiSource, Inc.(a)
06/15/2023	3.650%	7,870,000	7,890,273

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sempra Energy
06/15/2024	3.550%	3,651,000	3,547,816
Total			20,874,694
Pharmaceuticals 3.0%
AbbVie, Inc.
11/14/2023	3.750%	4,610,000	4,582,944
Allergan Funding SCS
06/15/2024	3.850%	6,340,000	6,252,857
Amgen, Inc.
05/22/2019	2.200%	5,779,000	5,757,976
05/11/2022	2.650%	6,210,000	6,071,169
Total			22,664,946
Property & Casualty 1.2%
Alleghany Corp.
06/27/2022	4.950%	3,765,000	3,935,618
Liberty Mutual Insurance Co.(a)
Subordinated
10/15/2026	7.875%	4,040,000	4,964,320
Total			8,899,938
Restaurants 1.1%
McDonald’s Corp.
04/01/2023	3.350%	8,575,000	8,538,222
Supermarkets 0.6%
Kroger Co. (The)
08/01/2022	2.800%	4,470,000	4,333,017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 2.2%
Broadcom Corp./Cayman Finance Ltd.
01/15/2024	3.625%	11,970,000	11,319,072
Cisco Systems, Inc.
09/20/2019	1.400%	5,580,000	5,520,489
Total			16,839,561
Transportation Services 0.7%
ERAC U.S.A. Finance LLC(a)
11/15/2024	3.850%	2,889,000	2,880,388
United Parcel Service, Inc.
04/01/2021	2.050%	2,705,000	2,653,397
Total			5,533,785
Total Corporate Bonds & Notes (Cost $740,200,516)			728,842,032

Money Market Funds 2.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	20,078,177	20,076,169
Total Money Market Funds (Cost $20,076,169)		20,076,169
Total Investments in Securities (Cost: $760,276,685)		748,918,201
Other Assets & Liabilities, Net		4,756,047
Net Assets		753,674,248

At December 31, 2018, securities and/or cash totaling $1,341,457 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	1,156	03/2019	USD	245,433,250	1,493,532	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(1,161)	03/2019	USD	(141,660,141)	—	(3,200,943)
U.S. Treasury 5-Year Note	(463)	03/2019	USD	(53,100,313)	—	(517,889)
U.S. Treasury Ultra 10-Year Note	(35)	03/2019	USD	(4,552,734)	—	(119,289)
Total					—	(3,838,121)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $161,563,075, which represents 21.44% of total net assets.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	19,432,973	269,513,341	(268,868,137)	20,078,177	(1,857)	(357)	356,076	20,076,169
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	728,842,032	—	—	728,842,032
Money Market Funds	—	—	—	20,076,169	20,076,169
Total Investments in Securities	—	728,842,032	—	20,076,169	748,918,201
Investments in Derivatives
Asset
Futures Contracts	1,493,532	—	—	—	1,493,532
Liability
Futures Contracts	(3,838,121)	—	—	—	(3,838,121)
Total	(2,344,589)	728,842,032	—	20,076,169	746,573,612
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018	11

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $740,200,516)	$728,842,032
Affiliated issuers (cost $20,076,169)	20,076,169
Margin deposits on:
Futures contracts	1,341,457
Receivable for:
Capital shares sold	11,144
Dividends	35,342
Interest	5,376,338
Foreign tax reclaims	6,993
Variation margin for futures contracts	156,733
Prepaid expenses	3,024
Total assets	755,849,232
Liabilities
Payable for:
Investments purchased	111,051
Capital shares purchased	1,026,417
Variation margin for futures contracts	571,980
Management services fees	306,323
Distribution and/or service fees	9,476
Service fees	2,270
Compensation of board members	101,572
Compensation of chief compliance officer	168
Other expenses	45,727
Total liabilities	2,174,984
Net assets applicable to outstanding capital stock	$753,674,248
Represented by
Paid in capital	788,544,988
Total distributable earnings (loss) (Note 2)	(34,870,740)
Total - representing net assets applicable to outstanding capital stock	$753,674,248
Class 1
Net assets	$707,420,794
Shares outstanding	76,265,250
Net asset value per share	$9.28
Class 2
Net assets	$46,253,454
Shares outstanding	5,007,353
Net asset value per share	$9.24
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — affiliated issuers	$356,076
Interest	21,588,693
Total income	21,944,769
Expenses:
Management services fees	3,756,689
Distribution and/or service fees
Class 2	103,935
Service fees	25,474
Compensation of board members	22,461
Custodian fees	8,254
Printing and postage fees	21,755
Audit fees	35,550
Legal fees	13,876
Compensation of chief compliance officer	160
Other	16,581
Total expenses	4,004,735
Net investment income	17,940,034
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(4,716,567)
Investments — affiliated issuers	(1,857)
Futures contracts	30,754
Net realized loss	(4,687,670)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(9,907,698)
Investments — affiliated issuers	(357)
Futures contracts	(2,112,861)
Net change in unrealized appreciation (depreciation)	(12,020,916)
Net realized and unrealized loss	(16,708,586)
Net increase in net assets resulting from operations	$1,231,448
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018	13

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$17,940,034	$14,922,521
Net realized gain (loss)	(4,687,670)	2,579,050
Net change in unrealized appreciation (depreciation)	(12,020,916)	(349,913)
Net increase in net assets resulting from operations	1,231,448	17,151,658
Distributions to shareholders
Net investment income and net realized gains
Class 1	(14,287,757)
Class 2	(682,713)
Net investment income
Class 1		(18,436,073)
Class 2		(778,123)
Total distributions to shareholders (Note 2)	(14,970,470)	(19,214,196)
Decrease in net assets from capital stock activity	(46,119,377)	(65,654,205)
Total decrease in net assets	(59,858,399)	(67,716,743)
Net assets at beginning of year	813,532,647	881,249,390
Net assets at end of year	$753,674,248	$813,532,647
Undistributed net investment income	$17,580,109	$14,610,545

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	3,552,016	33,122,159	3,958,263	37,529,312
Distributions reinvested	1,553,017	14,287,757	1,965,466	18,436,073
Redemptions	(10,758,708)	(100,129,506)	(13,321,858)	(126,536,410)
Net decrease	(5,653,675)	(52,719,590)	(7,398,129)	(70,571,025)
Class 2
Subscriptions	1,457,254	13,496,443	1,379,315	13,036,544
Distributions reinvested	74,451	682,713	83,133	778,123
Redemptions	(816,250)	(7,578,943)	(940,848)	(8,897,847)
Net increase	715,455	6,600,213	521,600	4,916,820
Total net decrease	(4,938,220)	(46,119,377)	(6,876,529)	(65,654,205)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018

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Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$9.44	0.21	(0.19)	0.02	(0.18)	—	(0.18)
Year Ended 12/31/2017	$9.47	0.17	0.02	0.19	(0.22)	—	(0.22)
Year Ended 12/31/2016	$9.34	0.20	0.31	0.51	(0.38)	—	(0.38)
Year Ended 12/31/2015	$10.12	0.25	(0.47)	(0.22)	(0.56)	—	(0.56)
Year Ended 12/31/2014	$10.45	0.21	(0.14)	0.07	(0.19)	(0.21)	(0.40)
Class 2
Year Ended 12/31/2018	$9.40	0.19	(0.19)	0.00	(0.16)	—	(0.16)
Year Ended 12/31/2017	$9.43	0.15	0.02	0.17	(0.20)	—	(0.20)
Year Ended 12/31/2016	$9.30	0.17	0.32	0.49	(0.36)	—	(0.36)
Year Ended 12/31/2015	$10.07	0.22	(0.45)	(0.23)	(0.54)	—	(0.54)
Year Ended 12/31/2014	$10.41	0.19	(0.15)	0.04	(0.17)	(0.21)	(0.38)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$9.28	0.24%	0.50%	0.50%	2.30%	62%	$707,421
Year Ended 12/31/2017	$9.44	2.05%	0.53%	0.53%	1.79%	104%	$773,190
Year Ended 12/31/2016	$9.47	5.53%	0.55%	0.55%	2.14%	102%	$845,695
Year Ended 12/31/2015	$9.34	(2.31%)	0.54%	0.54%	2.46%	78%	$887,028
Year Ended 12/31/2014	$10.12	0.66%	0.56%	0.55%	1.97%	78%	$2,450,406
Class 2
Year Ended 12/31/2018	$9.24	(0.02%)	0.75%	0.75%	2.06%	62%	$46,253
Year Ended 12/31/2017	$9.40	1.80%	0.78%	0.78%	1.55%	104%	$40,342
Year Ended 12/31/2016	$9.43	5.28%	0.81%	0.80%	1.85%	102%	$35,554
Year Ended 12/31/2015	$9.30	(2.49%)	0.80%	0.79%	2.29%	78%	$22,577
Year Ended 12/31/2014	$10.07	0.31%	0.81%	0.80%	1.83%	78%	$20,712
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018	17

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Limited Duration Credit Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
18	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,493,532*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	3,838,121*

20	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	30,754

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(2,112,861)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	192,424,077
Futures contracts — short	137,617,191

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of
22	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.33% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.48% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	0.50%	0.55%
Class 2	0.75	0.80
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, capital loss carryforwards and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
14,970,470	—	14,970,470	19,214,196	—	19,214,196
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
17,680,802	—	(40,736,965)	(11,713,886)
24	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
758,287,498	374,659	(12,088,545)	(11,713,886)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	22,024,201	18,712,764	40,736,965	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $471,363,881 and $516,539,809, respectively, for the year ended December 31, 2018, of which $10,019,141 and $45,532,412, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
December 31, 2018
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
26	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Limited Duration Credit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Limited Duration Credit Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
30	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
32	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018	33

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
34	Columbia Variable Portfolio – Limited Duration Credit Fund | Annual Report 2018

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Columbia Variable Portfolio – Limited Duration Credit Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6679 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Emerging Markets Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Emerging Markets Bond Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund) seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.
Portfolio management
Jim Carlen, CFA
Lead Portfolio Manager
Managed Fund since 2012
Christopher Cooke
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	04/30/12	-7.04	3.13	2.81
Class 2	04/30/12	-7.38	2.84	2.56
JPMorgan Emerging Markets Bond Index-Global		-4.61	4.18	3.69
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2012 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Quality breakdown (%) (at December 31, 2018)
AAA rating	1.3
AA rating	0.6
A rating	4.2
BBB rating	19.3
BB rating	34.0
B rating	36.0
CCC rating	0.5
D rating	1.0
Not rated	3.1
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Country breakdown (%) (at December 31, 2018)
Argentina	7.6
Bahrain	0.5
Belarus	1.4
Brazil	7.8
China	4.8
Colombia	1.1
Croatia	0.7
Dominican Republic	5.8
Ecuador	2.7
Egypt	4.5
El Salvador	1.0
Ghana	0.7
Guatemala	1.0
Honduras	0.7
Hungary	0.1
Indonesia	7.5
Ivory Coast	2.2
Kazakhstan	3.0
Mexico	10.6
Morocco	0.8
Country breakdown (%) (at December 31, 2018)
Nigeria	5.0
Oman	3.1
Pakistan	0.3
Paraguay	0.8
Russian Federation	1.6
Senegal	1.8
South Africa	4.6
Sri Lanka	1.1
Togo	0.6
Trinidad and Tobago	0.7
Turkey	4.1
Ukraine	3.1
United Arab Emirates	0.5
United States(a)	7.3
Venezuela	0.9
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

Manager Discussion of Fund Performance
At December 31, 2018, approximately 44.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -7.38%. The Fund underperformed its benchmark, the JPMorgan Emerging Markets Bond Index – Global, which returned -4.61% for the same time period. Country positioning and security selection as a whole detracted from the Fund’s relative performance, while local rates and currency positioning generated mixed results but overall contributed positively.
Emerging market debt sector experienced greatest volatility in a decade
The benchmark posted its second weakest annual return in 2018 since the end of the global financial crisis in 2008, despite some short-lived bouts of recovery along the way. Almost any sector with risk was out of favor with investors. The annual period ended December 31, 2018 was also probably the most volatile for emerging market debt in that same ten-year period.
After largely ignoring higher U.S. Treasury yields and a strong U.S. dollar in the first quarter of 2018, the emerging market debt sector sold off dramatically during the second quarter of the calendar year, as these factors finally caught investors’ attention in April. Ultimately, 10-year U.S. Treasury yields rose approximately 70 basis points from mid-April to mid-October 2018, and the U.S. dollar, as measured by the U.S. Dollar Index, strengthened about 8% from mid-April to the end of October 2018. (A basis point is 1/100th of a percentage point.) Emerging market currencies sold off first. Then, emerging market bond spreads, or yield differentials to U.S. Treasuries, widened, led by higher volatility in Latin America and Africa.
What began as a sell-off based largely on valuation concerns then took on some momentum as investors re-focused during the second half of the annual period on Argentina’s chronic external financing needs, President Erdogan’s reelection and unorthodox leadership in Turkey, Obrador’s election as president and his populist policies in Mexico, Khan’s election victory and his push for an International Monetary Fund program for Pakistan, and pre-election domestic disturbances in Brazil. As a result, even after U.S. Treasury yields stabilized somewhat and the U.S. dollar stopped appreciating for the time being, the emerging market debt sector remained weak.
While investors seemed able to digest and discount some of these issues, leading to some bouts of recovery for the emerging market debt sector in June and August 2018, broader external factors intensified during the fourth quarter, causing volatility to hit annual period highs and overshadow any sector-specific positive news. These external factors included U.S. trade policy and tit-for-tat tariffs, which damaged export volumes and investment flows, disproportionately affecting emerging market debt issuers. Questions about U.S. Federal Reserve policy and when we might expect a pause in its interest rate hiking cycle also were relevant for the emerging market debt sector, as the answers could reverse the recent span of U.S. dollar strength. Further, commodity prices, especially oil prices, which were generally buoyant for the first nine months of 2018, reversed and fell sharply during the fourth quarter. Even more broadly, emerging market debt investors were concerned about slowing global economic growth, driven by fading U.S. fiscal stimulus and slower Chinese economic growth and exacerbated by uncertain trade policies and a rising discount for heightened uncertainty around U.S. economic policy direction.
Country positioning generated mixed results but detracted overall
Country positioning generated mixed results but detracted overall from the Fund’s performance relative to the benchmark during the annual period. In particular, having an overweight in Argentina and an underweight in China detracted from the Fund’s relative results. However, these detractors were partially offset by having overweight allocations to the Dominican Republic and Egypt, which contributed positively to relative performance.
Similarly, security selection in Mexico, Venezuela and China detracted from the Fund’s relative performance during the annual period, partially mitigated by security selection in Brazil, Ghana and South Africa, which added value.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
The Fund’s currency and local rates positioning also generated mixed results but overall contributed positively. For example, currency and local rates exposure in Egypt and Nigeria boosted the Fund’s relative performance, only partially offset by currency and local rates positioning in Mexico and Brazil, which hurt relative results during the annual period.
Relative valuation and fundamental analysis drove Fund changes
While the Fund’s investment exposure remained primarily in the U.S. dollar, we allocated to local currency bonds selectively and opportunistically. At the end of the annual period, the Fund had approximately 5.5% of its total net assets invested in local currency bonds, with total local rates exposure equal to about 9.5% of its total net assets, both of which we had decreased during the annual period. The Fund’s interest rate duration was near that of the benchmark at the end of the annual period, although a portion of this duration was comprised of non-U.S. dollar exposure. (Interest rate duration is a bond’s or bond portfolio’s price sensitivity to interest rates.)
Regionally, the Fund was overweight Latin America and Africa, modestly underweight emerging Europe, the Middle East and Africa (EMEA) markets overall, and more significantly underweight emerging Asia markets relative to the benchmark at the end of the annual period. The Fund’s largest individual country overweight positions relative to the benchmark at the end of December 2018 included the Dominican Republic, Brazil, Nigeria, Argentina, Cote d’Ivoire, South Africa and Senegal. Local currency and rates positions included those of the Dominican Republic, South Africa, Brazil, Mexico, Nigeria and Egypt.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	986.50	1,021.44	3.88	3.94	0.77
Class 2	1,000.00	1,000.00	985.20	1,020.17	5.13	5.22	1.02
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018	7

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes(a) 12.8%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Brazil 0.9%
Light Servicos de Eletricidade SA/Energia SA(b)
05/03/2023	7.250%		2,200,000	2,105,378
China 0.2%
Studio City Co., Ltd.(b)
11/30/2021	7.250%		313,000	319,123
Colombia 0.9%
Banco de Bogota SA(b)
Subordinated
05/12/2026	6.250%		1,230,000	1,245,231
Gran Tierra Energy International Holdings Ltd.(b)
02/15/2025	6.250%		850,000	791,206
Total				2,036,437
Ghana 0.7%
Tullow Oil PLC(b)
03/01/2025	7.000%		1,750,000	1,620,299
Guatemala 1.0%
Energuate Trust(b)
05/03/2027	5.875%		2,300,000	2,125,090
Indonesia 3.1%
Geo Coal International Pte Ltd.(b)
10/04/2022	8.000%		2,474,000	2,138,738
Golden Legacy Pte. Ltd.(b)
06/07/2021	8.250%		1,200,000	1,224,279
Indo Energy Finance II BV(b)
01/24/2023	6.375%		1,400,000	1,309,773
Star Energy Geothermal Wayang Windu Ltd.(b)
04/24/2033	6.750%		2,457,500	2,248,003
Total				6,920,793
Mexico 3.5%
America Movil SAB de CV
12/05/2022	6.450%	MXN	10,860,000	491,789
Banco Mercantil del Norte SA(b)
Subordinated
10/04/2031	5.750%		700,000	629,762
BBVA Bancomer SA(b)
Subordinated
11/12/2029	5.350%		1,180,000	1,086,805
Cemex SAB de CV(b)
05/05/2025	6.125%		213,000	208,011
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Elementia SAB de CV(b)
01/15/2025	5.500%		2,167,000	2,000,834
Grupo Posadas SAB de CV(b)
06/30/2022	7.875%		1,853,000	1,792,144
Grupo Televisa SAB
05/14/2043	7.250%	MXN	7,940,000	262,328
Unifin Financiera SAB de CV SOFOM ENR(b)
01/15/2025	7.000%		1,600,000	1,366,304
Total				7,837,977
South Africa 1.5%
Liquid Telecommunications Financing PLC(b)
07/13/2022	8.500%		2,250,000	2,272,500
SASOL Financing USA LLC
03/27/2024	5.875%		1,187,000	1,184,518
Total				3,457,018
Togo 0.6%
Banque Ouest Africaine de Developpement(b)
07/27/2027	5.000%		1,500,000	1,418,023
Ukraine 0.4%
MHP SA(b)
04/03/2026	6.950%		1,105,000	952,295
Total Corporate Bonds & Notes (Cost $31,227,985)				28,792,433

Foreign Government Obligations(a),(c) 73.2%

Argentina 6.3%
Argentine Republic Government International Bond
04/22/2021	6.875%		1,030,000	932,689
01/26/2022	5.625%		231,000	195,366
01/11/2023	4.625%		900,000	715,746
01/26/2027	6.875%		4,131,000	3,161,099
01/11/2028	5.875%		1,600,000	1,156,563
07/06/2028	6.625%		1,800,000	1,337,139
07/06/2036	7.125%		500,000	359,977
01/11/2048	6.875%		2,400,000	1,670,330
Argentine Republic Government International Bond(d)
12/31/2033	8.280%		1,219,773	945,220
Provincia de Buenos Aires(b)
06/15/2027	7.875%		2,735,000	1,967,696
Provincia de Cordoba(b)
09/01/2024	7.450%		1,075,000	885,256
08/01/2027	7.125%		1,200,000	858,785
Total				14,185,866
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Foreign Government Obligations(a),(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Bahrain 0.4%
Bahrain Government International Bond(b)
10/12/2028	7.000%		982,000	984,123
Belarus 1.4%
Republic of Belarus International Bond(b)
02/28/2023	6.875%		700,000	714,250
06/29/2027	7.625%		700,000	716,641
02/28/2030	6.200%		1,800,000	1,655,109
Total				3,086,000
Brazil 6.7%
Brazil Minas SPE via State of Minas Gerais(b)
02/15/2028	5.333%		300,000	297,479
Brazil Notas do Tesouro Nacional Serie F
01/01/2027	10.000%	BRL	16,000,000	4,309,013
Brazilian Government International Bond
01/07/2041	5.625%		2,750,000	2,643,075
Petrobras Global Finance BV
01/27/2025	5.299%		1,011,000	966,167
01/17/2027	7.375%		4,160,000	4,288,457
01/27/2028	5.999%		2,676,000	2,524,003
Total				15,028,194
China 4.6%
Sinopec Group Overseas Development 2013 Ltd.(b)
10/17/2023	4.375%		1,300,000	1,332,319
Sinopec Group Overseas Development 2018 Ltd.(b)
09/12/2025	4.125%		2,600,000	2,610,824
State Grid Overseas Investment 2016 Ltd.(b)
05/04/2027	3.500%		1,600,000	1,541,810
Syngenta Finance NV(b)
04/24/2028	5.182%		5,200,000	4,791,893
Total				10,276,846
Colombia 0.1%
Ecopetrol SA
01/16/2025	4.125%		326,000	310,541
Croatia 0.7%
Croatia Government International Bond(b)
01/26/2024	6.000%		861,000	931,668
Hrvatska Elektroprivreda(b)
10/23/2022	5.875%		600,000	622,419
Total				1,554,087
Dominican Republic 5.6%
Dominican Republic Bond(b)
02/05/2027	11.250%	DOP	112,000,000	2,275,973
Foreign Government Obligations(a),(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Dominican Republic International Bond(b)
01/08/2021	14.000%	DOP	16,308,000	342,986
03/04/2022	10.375%	DOP	93,200,000	1,861,170
02/15/2023	8.900%	DOP	18,000,000	345,037
01/29/2026	6.875%		700,000	734,858
01/25/2027	5.950%		5,035,000	5,006,124
07/19/2028	6.000%		750,000	746,570
04/30/2044	7.450%		1,086,000	1,130,328
01/27/2045	6.850%		271,000	266,332
Total				12,709,378
Ecuador 2.6%
Ecuador Government International Bond(b)
12/13/2026	9.650%		5,800,000	5,303,015
Petroamazonas EP(b)
11/06/2020	4.625%		600,000	557,805
Total				5,860,820
Egypt 2.5%
Egypt Government International Bond(b)
06/11/2025	5.875%		400,000	363,723
04/16/2026	4.750%	EUR	1,000,000	1,038,556
01/31/2027	7.500%		1,000,000	957,361
02/21/2028	6.588%		650,000	581,714
04/30/2040	6.875%		900,000	728,857
01/31/2047	8.500%		900,000	813,147
02/21/2048	7.903%		1,300,000	1,120,804
Total				5,604,162
El Salvador 0.9%
El Salvador Government International Bond(b)
01/18/2027	6.375%		1,148,000	1,058,082
04/10/2032	8.250%		812,000	820,667
06/15/2035	7.650%		270,000	256,283
Total				2,135,032
Honduras 0.6%
Honduras Government International Bond(b)
01/19/2027	6.250%		1,483,000	1,464,046
Hungary 0.1%
Hungary Government International Bond
11/22/2023	5.750%		284,000	308,005
Indonesia 4.3%
Indonesia Asahan Aluminium Persero PT(b)
11/15/2028	6.530%		1,300,000	1,367,652
Pertamina Persero PT(b)
11/07/2048	6.500%		1,400,000	1,462,356
Perusahaan Listrik Negara PT(b)
05/21/2048	6.150%		1,000,000	1,003,382

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Foreign Government Obligations(a),(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
PT Pertamina Persero(b)
05/03/2042	6.000%		2,035,000	2,025,452
Saka Energi Indonesia PT(b)
05/05/2024	4.450%		4,100,000	3,766,867
Total				9,625,709
Ivory Coast 2.2%
Ivory Coast Government International Bond(b)
07/23/2024	5.375%		300,000	275,734
03/03/2028	6.375%		1,999,000	1,796,429
03/22/2030	5.250%	EUR	200,000	201,952
06/15/2033	6.125%		887,000	738,909
03/22/2048	6.625%	EUR	2,000,000	1,927,456
Total				4,940,480
Kazakhstan 2.9%
Kazakhstan Government International Bond(b)
07/21/2045	6.500%		300,000	359,129
Kazakhstan Temir Zholy National Co. JSC(b)
11/17/2027	4.850%		1,900,000	1,831,494
KazMunayGas National Co. JSC(b)
04/24/2025	4.750%		1,100,000	1,089,988
04/24/2030	5.375%		3,400,000	3,345,535
Total				6,626,146
Mexico 6.9%
Banco Nacional de Comercio Exterior SNC(b)
Subordinated
08/11/2026	3.800%		600,000	573,422
Mexican Bonos
06/09/2022	6.500%	MXN	55,615,900	2,657,097
Petroleos Mexicanos(b)
09/12/2024	7.190%	MXN	600,000	23,828
Petroleos Mexicanos
01/23/2026	4.500%		299,000	258,762
08/04/2026	6.875%		1,000,000	973,366
11/12/2026	7.470%	MXN	4,700,000	175,983
03/13/2027	6.500%		5,200,000	4,899,986
06/15/2035	6.625%		600,000	524,204
06/02/2041	6.500%		5,444,000	4,534,264
09/21/2047	6.750%		1,000,000	828,638
Total				15,449,550
Morocco 0.8%
OCP SA(b)
04/25/2024	5.625%		1,700,000	1,747,029
Foreign Government Obligations(a),(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Nigeria 3.3%
Nigeria Government International Bond(b)
11/21/2025	7.625%		500,000	483,343
11/28/2027	6.500%		2,226,000	1,969,952
01/21/2031	8.747%		1,100,000	1,070,288
02/16/2032	7.875%		4,300,000	3,914,888
Total				7,438,471
Oman 3.1%
Oman Government International Bond(b)
01/17/2028	5.625%		4,017,000	3,537,672
01/17/2048	6.750%		2,700,000	2,229,946
Oman Sovereign Sukuk SAOC(b)
10/31/2025	5.932%		1,160,000	1,106,829
Total				6,874,447
Pakistan 0.3%
Pakistan Government International Bond(b)
03/31/2036	7.875%		700,000	622,665
Paraguay 0.8%
Paraguay Government International Bond(b)
08/11/2044	6.100%		1,707,000	1,768,766
Russian Federation 1.6%
Gazprom Neft OAO Via GPN Capital SA(b)
09/19/2022	4.376%		1,666,000	1,632,655
Gazprom OAO Via Gaz Capital SA(b)
08/16/2037	7.288%		946,000	1,054,159
Russian Foreign Bond - Eurobond(b)
04/04/2042	5.625%		800,000	817,278
Total				3,504,092
Senegal 1.8%
Senegal Government International Bond(b)
07/30/2024	6.250%		519,000	505,300
05/23/2033	6.250%		4,100,000	3,539,546
Total				4,044,846
South Africa 2.9%
Eskom Holdings SOC Ltd.(b)
08/10/2028	6.350%		911,000	879,610
Republic of South Africa Government Bond
01/31/2037	8.500%	ZAR	69,000,000	4,256,385
Republic of South Africa Government International Bond
06/22/2030	5.875%		1,000,000	979,077
Transnet SOC Ltd.(b)
07/26/2022	4.000%		489,000	458,964
Total				6,574,036

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Foreign Government Obligations(a),(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sri Lanka 1.1%
Sri Lanka Government International Bond(b)
04/18/2023	5.750%	1,000,000	923,004
05/11/2027	6.200%	475,000	419,448
04/18/2028	6.750%	1,271,000	1,155,300
Total			2,497,752
Trinidad and Tobago 0.7%
Petroleum Co. of Trinidad & Tobago Ltd.(b)
08/14/2019	9.750%	1,611,000	1,536,997
Turkey 4.0%
Export Credit Bank of Turkey(b)
05/03/2024	6.125%	1,000,000	917,556
Turkey Government International Bond
03/30/2021	5.625%	655,000	655,710
03/25/2022	5.125%	250,000	243,780
09/26/2022	6.250%	250,000	251,993
04/14/2026	4.250%	247,000	213,226
03/25/2027	6.000%	2,900,000	2,736,373
02/17/2045	6.625%	4,460,000	4,048,588
Total			9,067,226
Ukraine 2.6%
Ukraine Government International Bond(b)
02/01/2024	8.994%	900,000	842,816
09/01/2024	7.750%	800,000	705,949
09/01/2026	7.750%	1,045,000	893,052
09/25/2032	7.375%	3,100,000	2,472,110
Ukraine Railways Via Shortline PLC(b)
09/15/2021	9.875%	1,000,000	975,563
Total			5,889,490
United Arab Emirates 0.5%
Abu Dhabi Government International Bond(b)
10/11/2027	3.125%	1,200,000	1,147,584
Venezuela 0.9%
Petroleos de Venezuela SA(b),(e)
05/16/2024	0.000%	12,559,928	1,875,637
11/15/2026	0.000%	1,106,640	165,196
Total			2,040,833
Total Foreign Government Obligations (Cost $183,005,493)			164,903,219

Treasury Bills(a) 4.7%
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Argentina 1.2%
Argentina Treasury Bills
04/30/2019	(28.670)%	ARS	98,000,000	2,658,602
Egypt 1.9%
Egypt Treasury Bills
04/16/2019	19.640%	EGP	80,000,000	4,225,706
Nigeria 1.6%
Nigeria Treasury Bills
01/17/2019	2.770%	NGN	1,335,000,000	3,651,047
Total Treasury Bills (Cost $10,694,817)				10,535,355

Money Market Funds 7.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(f),(g)	16,131,729	16,130,116
Total Money Market Funds (Cost $16,130,116)		16,130,116
Total Investments in Securities (Cost $241,058,411)		220,361,123
Other Assets & Liabilities, Net		4,798,822
Net Assets		$225,159,945

At December 31, 2018, securities and/or cash totaling $207,200 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
2,994,000 EUR	3,429,181 USD	Credit Suisse	01/11/2019	—	(3,637)
74,560,574 MXN	3,603,840 USD	Morgan Stanley	01/11/2019	—	(185,154)
16,991,000 BRL	4,515,108 USD	Standard Chartered	01/11/2019	133,290	—
62,229,000 ZAR	4,372,639 USD	TD Securities	01/11/2019	51,832	—
Total				185,122	(188,791)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	27	03/2019	USD	3,294,422	81,364	—
U.S. Ultra Treasury Bond	49	03/2019	USD	7,872,156	402,226	—
Total					483,590	—
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $137,696,195, which represents 61.15% of total net assets.
(c)	Principal and interest may not be guaranteed by the government.
(d)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2018.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2018, the total value of these securities amounted to $2,040,833, which represents 0.91% of total net assets.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	14,339,227	98,581,591	(96,789,089)	16,131,729	(1,299)	(313)	253,490	16,130,116
Currency Legend
ARS	Argentine Peso
BRL	Brazilian Real
DOP	Dominican Republic Peso
EGP	Egyptian Pound
EUR	Euro
MXN	Mexican Peso
NGN	Nigerian Naira
USD	US Dollar
ZAR	South African Rand
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	28,792,433	—	—	28,792,433
Foreign Government Obligations	—	164,903,219	—	—	164,903,219
Treasury Bills	—	10,535,355	—	—	10,535,355
Money Market Funds	—	—	—	16,130,116	16,130,116
Total Investments in Securities	—	204,231,007	—	16,130,116	220,361,123
Investments in Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Asset
Forward Foreign Currency Exchange Contracts	—	185,122	—	—	185,122
Futures Contracts	483,590	—	—	—	483,590
Liability
Forward Foreign Currency Exchange Contracts	—	(188,791)	—	—	(188,791)
Total	483,590	204,227,338	—	16,130,116	220,841,044
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $224,928,295)	$204,231,007
Affiliated issuers (cost $16,130,116)	16,130,116
Cash	50,499
Foreign currency (cost $123,667)	127,288
Margin deposits on:
Futures contracts	207,200
Unrealized appreciation on forward foreign currency exchange contracts	185,122
Receivable for:
Capital shares sold	383,341
Dividends	29,210
Interest	4,224,467
Foreign tax reclaims	29,706
Variation margin for futures contracts	39,641
Prepaid expenses	1,927
Total assets	225,639,524
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	188,791
Payable for:
Capital shares purchased	45,893
Management services fees	113,784
Distribution and/or service fees	25,482
Service fees	16,770
Compensation of board members	29,191
Compensation of chief compliance officer	45
Audit fees	43,050
Other expenses	16,573
Total liabilities	479,579
Net assets applicable to outstanding capital stock	$225,159,945
Represented by
Paid in capital	254,606,596
Total distributable earnings (loss) (Note 2)	(29,446,651)
Total - representing net assets applicable to outstanding capital stock	$225,159,945
Class 1
Net assets	$103,590,029
Shares outstanding	11,498,928
Net asset value per share	$9.01
Class 2
Net assets	$121,569,916
Shares outstanding	13,504,581
Net asset value per share	$9.00
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018	15

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — affiliated issuers	$253,490
Interest	13,549,773
Interfund lending	182
Foreign taxes withheld	(204,946)
Total income	13,598,499
Expenses:
Management services fees	1,291,461
Distribution and/or service fees
Class 2	270,580
Service fees	180,035
Compensation of board members	13,794
Custodian fees	47,898
Printing and postage fees	14,430
Audit fees	52,155
Legal fees	8,860
Interest on collateral	86
Compensation of chief compliance officer	45
Other	38,595
Total expenses	1,917,939
Net investment income	11,680,560
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(3,730,026)
Investments — affiliated issuers	(1,299)
Foreign currency translations	(171,494)
Forward foreign currency exchange contracts	1,429,027
Futures contracts	(614,822)
Net realized loss	(3,088,614)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(24,962,386)
Investments — affiliated issuers	(313)
Foreign currency translations	22,102
Forward foreign currency exchange contracts	(74,293)
Futures contracts	468,381
Net change in unrealized appreciation (depreciation)	(24,546,509)
Net realized and unrealized loss	(27,635,123)
Net decrease in net assets resulting from operations	$(15,954,563)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$11,680,560	$10,124,119
Net realized gain (loss)	(3,088,614)	125,355
Net change in unrealized appreciation (depreciation)	(24,546,509)	8,264,164
Net increase (decrease) in net assets resulting from operations	(15,954,563)	18,513,638
Distributions to shareholders
Net investment income and net realized gains
Class 1	(4,857,614)
Class 2	(4,692,642)
Net investment income
Class 1		(4,845,241)
Class 2		(3,117,437)
Total distributions to shareholders (Note 2)	(9,550,256)	(7,962,678)
Increase in net assets from capital stock activity	45,752,061	54,806,720
Total increase in net assets	20,247,242	65,357,680
Net assets at beginning of year	204,912,703	139,555,023
Net assets at end of year	$225,159,945	$204,912,703
Undistributed net investment income	$2,628,200	$1,196,568

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	180,902	1,721,034	159,825	1,608,113
Distributions reinvested	515,840	4,857,614	485,820	4,845,241
Redemptions	(57,657)	(532,748)	(190,963)	(1,890,980)
Net increase	639,085	6,045,900	454,682	4,562,374
Class 2
Subscriptions	4,502,304	42,818,320	5,019,517	50,092,286
Distributions reinvested	499,589	4,692,642	311,958	3,117,437
Redemptions	(824,075)	(7,804,801)	(296,328)	(2,965,377)
Net increase	4,177,818	39,706,161	5,035,147	50,244,346
Total net increase	4,816,903	45,752,061	5,489,829	54,806,720
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$10.15	0.53	(1.23)	(0.70)	(0.44)	—	(0.44)
Year Ended 12/31/2017	$9.50	0.59	0.52	1.11	(0.46)	—	(0.46)
Year Ended 12/31/2016	$8.77	0.55	0.43	0.98	(0.25)	—	(0.25)
Year Ended 12/31/2015	$9.01	0.52	(0.61)	(0.09)	(0.15)	—	(0.15)
Year Ended 12/31/2014	$9.41	0.57	(0.39)	0.18	(0.53)	(0.05)	(0.58)
Class 2
Year Ended 12/31/2018	$10.15	0.51	(1.25)	(0.74)	(0.41)	—	(0.41)
Year Ended 12/31/2017	$9.49	0.57	0.52	1.09	(0.43)	—	(0.43)
Year Ended 12/31/2016	$8.76	0.53	0.43	0.96	(0.23)	—	(0.23)
Year Ended 12/31/2015	$9.02	0.49	(0.60)	(0.11)	(0.15)	—	(0.15)
Year Ended 12/31/2014	$9.43	0.55	(0.40)	0.15	(0.51)	(0.05)	(0.56)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$9.01	(7.04%)	0.76% (c)	0.76% (c)	5.53%	64%	$103,590
Year Ended 12/31/2017	$10.15	11.85%	0.75%	0.75%	5.88%	42%	$110,275
Year Ended 12/31/2016	$9.50	11.34%	0.75%	0.75%	5.92%	26%	$98,824
Year Ended 12/31/2015	$8.77	(1.03%)	0.75%	0.75%	5.77%	64%	$87,659
Year Ended 12/31/2014	$9.01	1.81%	0.71%	0.71%	5.93%	30%	$184,984
Class 2
Year Ended 12/31/2018	$9.00	(7.38%)	1.02% (c)	1.02% (c)	5.32%	64%	$121,570
Year Ended 12/31/2017	$10.15	11.69%	1.01%	1.01%	5.70%	42%	$94,637
Year Ended 12/31/2016	$9.49	11.07%	1.01%	1.01%	5.63%	26%	$40,731
Year Ended 12/31/2015	$8.76	(1.31%)	1.01%	1.01%	5.49%	64%	$16,653
Year Ended 12/31/2014	$9.02	1.44%	0.96%	0.96%	5.75%	30%	$11,708
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018	19

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
20	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
22	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	185,122
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	483,590*
Total		668,712

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	188,791

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	1,429,027	—	1,429,027
Interest rate risk	—	(614,822)	(614,822)
Total	1,429,027	(614,822)	814,205

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	(74,293)	—	(74,293)
Interest rate risk	—	468,381	468,381
Total	(74,293)	468,381	394,088
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	11,360,147

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	278,864	(134,341)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
24	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
	Credit Suisse ($)	Morgan Stanley ($)	Standard Chartered ($)	TD Securities ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	-	133,290	51,832	185,122
Liabilities
Forward foreign currency exchange contracts	3,637	185,154	-	-	188,791
Total financial and derivative net assets	(3,637)	(185,154)	133,290	51,832	(3,669)
Total collateral received (pledged) (a)	-	-	-	-	-
Net amount (b)	(3,637)	(185,154)	133,290	51,832	(3,669)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
December 31, 2018
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As
26	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.600% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
December 31, 2018
Transactions with affiliates
For the year ended December 31, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $900,500, respectively. The sale transactions resulted in a net realized loss of $99,500.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.08% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	0.85%	0.89%
Class 2	1.10	1.14
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
28	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(698,672)	698,672	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
9,550,256	—	9,550,256	7,962,678	—	7,962,678
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
2,999,520	—	(11,293,583)	(21,122,573)
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
241,963,617	1,034,553	(22,157,126)	(21,122,573)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	3,448,042	7,845,541	11,293,583	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
December 31, 2018
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $170,298,203 and $127,076,310, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	1,200,000	2.73	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
30	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At December 31, 2018, one unaffiliated shareholder of record owned 43.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 51.1% of the outstanding shares of the Fund in one or more accounts. Subscription and
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
December 31, 2018
redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Emerging Markets Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Emerging Markets Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018	33

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2018.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$198,640	$0.01	$12,315,112	$0.49
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
34	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
36	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
38	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018	39

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
40	Columbia Variable Portfolio – Emerging Markets Bond Fund | Annual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Variable Portfolio – Emerging Markets Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6536 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Commodity Strategy Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Commodity Strategy Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Commodity Strategy Fund (the Fund) seeks to provide shareholders with total return.
Portfolio management
Threadneedle International Limited
David Donora
Nicolas Robin
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	04/30/13	-13.77	-9.83	-9.62
Class 2	04/30/13	-14.17	-10.10	-9.86
Bloomberg Commodity Index Total Return		-11.25	-8.80	-8.78
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Commodity Index Total Return is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index. This combines the returns of the Bloomberg Commodity Index with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2013 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Commodities market exposure (%) (at December 31, 2018)
Commodities contracts(a)	Long	Short	Net
Agriculture	36.4	(5.3)	31.1
Energy	45.0	(16.6)	28.4
Industrial Metals	21.7	(2.1)	19.6
Precious Metals	19.5	(5.5)	14.0
Livestock	6.9	(0.0) (b)	6.9
Total notional market value of commodities contracts	129.5	(29.5)	100.0
(a) Reflects notional market value of commodities contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities contract are shown in the Consolidated Portfolio of Investments. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.
(b) Rounds to zero.
Portfolio Holdings (%) (at December 31, 2018)
Money Market Funds	2.2
Options Purchased Calls	0.2
Options Purchased Puts	0.0 (a)
Treasury Bills	52.1
U.S. Government & Agency Obligations	39.0
Other Assets	6.5
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon net assets. At period end, the Fund held an investment in Affiliated Money Market Fund, U.S. Treasury Bills, and U.S. Government & Agency Obligations, which have been segregated to cover obligations relating to the Fund’s investments in open commodities contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At December 31, 2018, approximately 93.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -14.17%. The Fund underperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned -11.25% for the same time period. While the Fund was positioned for a period of strong global growth, increased risk aversion following market dislocation contributed to underperformance.
Multi-national “trade wars” hit commodity markets
“Trade wars” between the U.S. and Canada, Mexico, Europe and China, particularly the new tariffs imposed between the U.S. and China were, by far, the most significant factors affecting commodity markets over the 12-month period ended December 31, 2018. These disputes negatively impacted base and precious metals, as well as petroleum, grains, and oilseeds. In addition, OPEC and the U.S. significantly increased their oil production in anticipation of the sanctions against Iran, at a time when global economic activity was being reined in. This generated a surplus of crude and crude products, which had a destabilizing and dislocating effect on markets, and, in turn, had ripple effects on equity, foreign exchange and high-yield markets.
Contributors and detractors
The Fund was positioned for a period of continued strong global growth through a relative overweight position in silver, which behaved more like an industrial metal over the period, and base metals – specifically, copper, aluminum, and nickel – as well as an underweight in gold. However, as global growth faded and risk aversion increased during the review period, this positioning detracted from returns.
In agriculture, relative returns were hurt by the Fund’s overweight positions in corn and soy at the time when China stopped buying U.S. agricultural products. The Fund’s overweight in gasoline versus Brent crude was also disadvantageous, as gasoline was impacted by slowing economic activity. Early in the year, the Fund held an overweight position in soybean oil versus soybean meal, and the drought in Argentina meant that this position also detracted from relative returns. While the Fund’s positioning in these areas had a negative impact on relative performance, exposure to these assets also negatively impacted the performance of the benchmark.
At the same time, the Fund benefited from its overweight position in Kansas wheat versus Chicago wheat early in the year, and an overweight position in Brent crude versus West Texas Intermediate in early September. The Fund had a long position in Brent put options in October, which also contributed to relative returns.
Portfolio positioning
This was a particularly challenging period in which to generate outperformance based on a bottom up strategy, as market moves were often driven by seemingly random comments or government interventions. Having said that, the Fund’s positioning reflected our optimism in recovering global growth, through an overweight in base metals and silver relative to gold. We maintained this position throughout the review period, due to our belief that base metals remained fundamentally undervalued. By the end of the review period, the Fund was overweight relative to the benchmark in gasoline versus Brent crude, overweight U.S. natural gas, underweight soybeans versus corn, and underweight sugar and live cattle. We see this as a transitional period and believe that the markets will shortly revert to pricing commodities based on free market supply and demand.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
4	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	869.80	1,021.95	3.17	3.43	0.67
Class 2	1,000.00	1,000.00	868.50	1,020.58	4.45	4.81	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018

Consolidated Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Treasury Bills 52.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 52.1%
U.S. Treasury Bills
05/23/2019	2.430%	9,000,000	8,915,246
06/20/2019	2.450%	4,000,000	3,954,536
07/18/2019	2.500%	115,000,000	113,453,526
Total			126,323,308
Total Treasury Bills (Cost $126,319,017)			126,323,308

U.S. Government & Agency Obligations 39.0%

Federal Home Loan Banks Discount Notes
04/29/2019	2.480%	45,000,000	44,639,280
Federal Home Loan Mortgage Corp. Discount Notes
05/20/2019	2.510%	25,000,000	24,761,775
Federal National Mortgage Association Discount Notes
01/16/2019	2.300%	25,000,000	24,974,778
Total U.S. Government & Agency Obligations (Cost $94,380,642)			94,375,833
Options Purchased Calls 0.2%
Value ($)
(Cost $934,263)	413,857

Options Purchased Puts 0.0%

(Cost $25,593)	36,400

Money Market Funds 2.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(a),(b)	5,350,796	5,350,261
Total Money Market Funds (Cost $5,350,261)		5,350,261
Total Investments in Securities (Cost: $227,009,776)		226,499,659
Other Assets & Liabilities, Net		15,646,966
Net Assets		242,146,625
At December 31, 2018, securities and/or cash totaling $19,318,985 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	222	01/2019	USD	11,943,600	—	(3,614,942)
Coffee	145	03/2019	USD	5,538,094	—	(812,095)
Copper	249	03/2019	USD	16,377,975	—	(576,189)
Corn	884	03/2019	USD	16,575,000	—	(302,913)
Cotton	96	03/2019	USD	3,465,600	—	(344,019)
Gold 100 oz.	143	02/2019	USD	18,322,590	861,601	—
Lean Hogs	189	02/2019	USD	4,609,710	9,245	—
Live Cattle	234	02/2019	USD	11,594,700	472,731	—
Natural Gas	806	02/2019	USD	22,979,060	—	(9,384,884)
Nickel	107	03/2019	USD	6,857,523	—	(98,630)
NY Harbor ULSD	115	02/2019	USD	8,065,617	—	(843,172)
Primary Aluminum	260	01/2019	USD	11,847,875	—	(778,780)
RBOB Gasoline	220	02/2019	USD	12,122,880	—	(1,425,209)
Silver	187	03/2019	USD	14,529,900	1,140,305	—
Soybean	18	03/2019	USD	805,500	—	(23,242)
Soybean	276	03/2019	USD	12,351,000	—	(439,789)
Soybean Meal	253	03/2019	USD	7,840,470	—	(119,383)
Soybean Oil	359	03/2019	USD	5,998,890	—	(275,463)
Sugar #11	108	02/2019	USD	1,455,149	130,210	—
Sugar #11	411	02/2019	USD	5,537,650	—	(93,655)
Wheat	280	03/2019	USD	7,045,500	—	(201,229)
Wheat	257	03/2019	USD	6,280,438	—	(218,029)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018	7

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
WTI Crude	318	02/2019	USD	14,538,960	—	(2,070,307)
Zinc	100	01/2019	USD	6,206,250	—	(311,455)
Total					2,614,092	(21,933,385)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Corn	UBS	USD	2,531,250	135	380.00	02/22/2019	74,752	46,406
Gold 100 oz.	UBS	USD	12,813,000	100	1,300.00	01/28/2019	109,252	86,000
Natural Gas	UBS	USD	30,210,580	1,126	4.00	03/26/2019	432,903	106,970
Natural Gas	UBS	USD	5,929,430	221	4.00	03/26/2019	56,083	20,995
Nickel (a)	UBS	USD	2,435,382	38	12,500.00	03/06/2019	41,165	17,050
Soybean	UBS	USD	2,805,750	60	1,000.00	10/25/2019	76,348	77,625
Sugar	UBS	USD	2,425,248	180	13.00	02/15/2019	35,104	24,192
Wheat	UBS	USD	2,415,600	96	550.00	02/22/2019	40,557	17,400
Wheat	UBS	USD	2,390,438	95	550.00	02/22/2019	68,099	17,219
Total							934,263	413,857
(a)	Valuation based on significant unobservable inputs.

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Copper	UBS	USD	7,366,800	112	240.00	02/25/2019	25,593	36,400

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Gold 100 oz.	UBS	USD	(12,813,000)	(100)	1,400.00	1/28/2019	(34,748)	(9,000)
Natural Gas	UBS	USD	(18,002,930)	(671)	6.00	3/26/2019	(27,412)	(11,407)
Natural Gas	UBS	USD	(18,137,080)	(676)	6.00	3/26/2019	(65,051)	(11,492)
Nickel (a)	UBS	USD	(2,435,382)	(38)	14,500.00	3/06/2019	(5,119)	(985)
Soybean	UBS	USD	(2,805,750)	(60)	1,200.00	10/25/2019	(12,902)	(13,875)
Sugar	UBS	USD	(2,425,248)	(180)	15.00	2/15/2019	(3,200)	(2,016)
Wheat	UBS	USD	(2,390,438)	(95)	650.00	2/22/2019	(12,174)	(1,781)
Wheat	UBS	USD	(4,831,200)	(192)	650.00	2/22/2019	(11,286)	(3,600)
Total							(171,892)	(54,156)
(a)	Valuation based on significant unobservable inputs.

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Natural Gas	UBS	USD	(999,600)	(34)	3.60	01/28/2019	(135,872)	(239,292)
Natural Gas	UBS	USD	(1,969,800)	(67)	3.60	01/28/2019	(147,647)	(471,546)
Nickel (a)	UBS	USD	(2,435,382)	(38)	9,000.00	03/06/2019	(12,870)	(8,427)
Total							(296,389)	(719,265)

(a)	Valuation based on significant unobservable inputs.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Notes to Consolidated Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	170,829,166	681,429,663	(846,908,033)	5,350,796	(6,279)	(4,180)	1,746,255	5,350,261
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018	9

Consolidated Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Treasury Bills	126,323,308	—	—	—	126,323,308
U.S. Government & Agency Obligations	—	94,375,833	—	—	94,375,833
Options Purchased Calls	396,807	—	17,050	—	413,857
Options Purchased Puts	36,400	—	—	—	36,400
Money Market Funds	—	—	—	5,350,261	5,350,261
Total Investments in Securities	126,756,515	94,375,833	17,050	5,350,261	226,499,659
Investments in Derivatives
Asset
Futures Contracts	2,614,092	—	—	—	2,614,092
Liability
Futures Contracts	(21,933,385)	—	—	—	(21,933,385)
Options Contracts Written	(764,009)	—	(9,412)	—	(773,421)
Total	106,673,213	94,375,833	7,638	5,350,261	206,406,945
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain options classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018

Consolidated Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $220,699,659)	$220,699,141
Affiliated issuers (cost $5,350,261)	5,350,261
Options purchased (cost $959,856)	450,257
Margin deposits on:
Futures contracts	19,318,985
Receivable for:
Investments sold	12,902
Capital shares sold	16,056
Dividends	19,305
Variation margin for futures contracts	533,218
Prepaid expenses	2,563
Total assets	246,402,688
Liabilities
Option contracts written, at value (premiums received $468,281)	773,421
Payable for:
Investments purchased	76,348
Capital shares purchased	9,211
Variation margin for futures contracts	3,313,019
Management services fees	12,703
Distribution and/or service fees	318
Service fees	2,299
Compensation of board members	22,299
Compensation of chief compliance officer	102
Other expenses	46,343
Total liabilities	4,256,063
Net assets applicable to outstanding capital stock	$242,146,625
Represented by
Paid in capital	313,170,654
Total distributable earnings (loss) (Note 2)	(71,024,029)
Total - representing net assets applicable to outstanding capital stock	$242,146,625
Class 1
Net assets	$226,877,285
Shares outstanding	43,586,017
Net asset value per share	$5.21
Class 2
Net assets	$15,269,340
Shares outstanding	2,963,509
Net asset value per share	$5.15
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018	11

Consolidated Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — affiliated issuers	$1,746,255
Interest	6,445,875
Total income	8,192,130
Expenses:
Management services fees	2,784,979
Distribution and/or service fees
Class 2	41,387
Service fees	27,352
Compensation of board members	17,191
Custodian fees	29,470
Printing and postage fees	8,160
Audit fees	39,654
Legal fees	11,053
Interest on interfund lending	712
Compensation of chief compliance officer	100
Other	17,713
Total expenses	2,977,771
Net investment income	5,214,359
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(386,495)
Investments — affiliated issuers	(6,279)
Futures contracts	(21,134,657)
Options purchased	(1,734,163)
Options contracts written	626,815
Net realized loss	(22,634,779)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	130,867
Investments — affiliated issuers	(4,180)
Futures contracts	(35,178,111)
Options purchased	(509,599)
Options contracts written	(305,140)
Net change in unrealized appreciation (depreciation)	(35,866,163)
Net realized and unrealized loss	(58,500,942)
Net decrease in net assets resulting from operations	$(53,286,583)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018

Consolidated Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$5,214,359	$689,024
Net realized loss	(22,634,779)	(6,280,010)
Net change in unrealized appreciation (depreciation)	(35,866,163)	15,168,939
Net increase (decrease) in net assets resulting from operations	(53,286,583)	9,577,953
Distributions to shareholders
Net investment income and net realized gains
Class 1	(698,995)
Net investment income
Class 1		(27,382,146)
Class 2		(806,582)
Total distributions to shareholders (Note 2)	(698,995)	(28,188,728)
Increase (decrease) in net assets from capital stock activity	(256,032,908)	79,125,896
Total increase (decrease) in net assets	(310,018,486)	60,515,121
Net assets at beginning of year	552,165,111	491,649,990
Net assets at end of year	$242,146,625	$552,165,111
Excess of distributions over net investment income	$(8,314,740)	$(43,425,870)

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	217,478	1,251,387	7,727,256	46,319,672
Distributions reinvested	117,676	698,995	4,951,564	27,382,146
Redemptions	(45,446,354)	(260,203,312)	(13,765)	(81,553)
Net increase (decrease)	(45,111,200)	(258,252,930)	12,665,055	73,620,265
Class 2
Subscriptions	853,818	5,024,423	1,244,620	7,506,080
Distributions reinvested	—	—	146,918	806,582
Redemptions	(482,122)	(2,804,401)	(479,718)	(2,807,031)
Net increase	371,696	2,220,022	911,820	5,505,631
Total net increase (decrease)	(44,739,504)	(256,032,908)	13,576,875	79,125,896
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018	13

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$6.05	0.07	(0.90)	(0.83)	(0.01)	(0.01)
Year Ended 12/31/2017	$6.33	0.01	0.07	0.08	(0.36)	(0.36)
Year Ended 12/31/2016	$5.61	(0.02)	0.74	0.72	—	—
Year Ended 12/31/2015	$7.34	(0.05)	(1.68)	(1.73)	—	—
Year Ended 12/31/2014	$9.32	(0.07)	(1.91)	(1.98)	—	—
Class 2
Year Ended 12/31/2018	$6.00	0.06	(0.91)	(0.85)	—	—
Year Ended 12/31/2017	$6.27	(0.01)	0.08	0.07	(0.34)	(0.34)
Year Ended 12/31/2016	$5.58	(0.04)	0.73	0.69	—	—
Year Ended 12/31/2015	$7.32	(0.07)	(1.67)	(1.74)	—	—
Year Ended 12/31/2014	$9.32	(0.09)	(1.91)	(2.00)	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$5.21	(13.77%)	0.66% (c)	0.66% (c)	1.18%	0%	$226,877
Year Ended 12/31/2017	$6.05	1.80%	0.69%	0.69%	0.15%	0%	$536,624
Year Ended 12/31/2016	$6.33	12.83%	0.74%	0.74%	(0.39%)	0%	$481,110
Year Ended 12/31/2015	$5.61	(23.57%)	0.88%	0.88%	(0.77%)	0%	$42,326
Year Ended 12/31/2014	$7.34	(21.24%)	0.78%	0.78%	(0.71%)	0%	$66,873
Class 2
Year Ended 12/31/2018	$5.15	(14.17%)	0.92% (c)	0.92% (c)	1.05%	0%	$15,269
Year Ended 12/31/2017	$6.00	1.71%	0.94%	0.94%	(0.09%)	0%	$15,541
Year Ended 12/31/2016	$6.27	12.37%	0.99%	0.99%	(0.63%)	0%	$10,540
Year Ended 12/31/2015	$5.58	(23.77%)	1.15%	1.15%	(1.02%)	0%	$3,550
Year Ended 12/31/2014	$7.32	(21.46%)	1.03%	1.03%	(0.96%)	0%	$1,492
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018	15

Notes to Consolidated Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Commodity Strategy Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CVPCSF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At December 31, 2018, the Subsidiary financial statement information is as follows:
CVPCSF Offshore Fund, Ltd.
% of consolidated fund net assets	7.99%
Net assets	$19,346,851
Net investment income (loss)	524,963
Net realized gain (loss)	(22,246,478)
Net change in unrealized appreciation (depreciation)	(35,994,151)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
16	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018	17

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings and to manage exposure to commodities markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin
18	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to produce incremental earnings, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
	Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,614,092*
Commodity-related investment risk	Investments, at value — Options purchased	450,257
Total		3,064,349

Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018	19

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
	Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	21,933,385*
Commodity-related investment risk	Options contracts written, at value	773,421
Total		22,706,806

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Commodity-related investment risk	(21,134,657)	626,815	(1,734,163)	(22,242,005)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Commodity-related investment risk	(35,178,111)	(305,140)	(509,599)	(35,992,850)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	392,135,486*
Futures contracts — short	34,456**

Derivative instrument	Average value ($)*
Options contracts — purchased	264,646
Options contracts — written	(279,871)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2018.
20	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
UBS ($)
Assets
Options purchased calls	413,857
Options purchased puts	36,400
Total assets	450,257
Liabilities
Options contracts written	773,421
Total financial and derivative net assets	(323,164)
Total collateral received (pledged) (a)	-
Net amount (b)	(323,164)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018	21

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Consolidated Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Consolidated Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
22	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018	23

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	0.85%	1.01%
Class 2	1.10	1.26
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation and investments in commodity subsidiaries. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
30,595,766	—	(30,595,766)
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
698,995	—	698,995	28,188,728	—	28,188,728
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
24	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
4,632,609	—	(453,619)	(90,999,570)
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
336,395,822	3,104,423	(94,103,993)	(90,999,570)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	453,619	—	453,619	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended December 31, 2018, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018	25

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	5,200,000	2.47	2
Interest expense incurred by the Fund is recorded as Interfund lending in the Consolidated Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
26	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
December 31, 2018
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 95.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Variable Portfolio - Commodity Strategy Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") and its subsidiary as of December 31, 2018, the related consolidated statement of operations for the year ended December 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund and its subsidiary as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
30	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
32	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018	33

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
34	Columbia Variable Portfolio – Commodity Strategy Fund | Annual Report 2018

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Columbia Variable Portfolio – Commodity Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6628 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Disciplined Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Disciplined Core Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Disciplined Core Fund (the Fund) seeks to provide shareholders with capital appreciation.
Portfolio management
Brian Condon, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2010
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-3.60	8.57	13.46
Class 2*	05/03/10	-3.85	8.29	13.20
Class 3	10/13/81	-3.74	8.42	13.33
S&P 500 Index		-4.38	8.49	13.12
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Disciplined Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Alphabet, Inc., Class A	3.6
Facebook, Inc., Class A	2.9
JPMorgan Chase & Co.	2.8
Verizon Communications, Inc.	2.8
MasterCard, Inc., Class A	2.5
Cisco Systems, Inc.	2.5
Boeing Co. (The)	2.5
Eli Lilly & Co.	2.5
Microsoft Corp.	2.4
Citigroup, Inc.	2.2
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	99.5
Money Market Funds	0.5
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	10.1
Consumer Discretionary	9.6
Consumer Staples	7.6
Energy	5.1
Financials	12.9
Health Care	15.6
Industrials	9.3
Information Technology	20.6
Materials	2.5
Real Estate	3.0
Utilities	3.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At December 31, 2018, approximately 75.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 3 shares returned -3.74%. In a difficult year for stocks, the Fund held up better than its benchmark, the S&P 500 Index, which returned -4.38% for the same time period. The Fund’s performance advantage over the benchmark was driven by the strength of the team’s quantitative models, which resulted in strong selection, particularly within the information technology, energy, and industrials sectors.
Uncertainty rattled investors at year end
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors by raising the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth increase for the year and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the 12-month period, returning 0.01%.
Near the end of the period, the Fed announced that it had reduced the number if its anticipated 2019 rate increases from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Performance highlights
The team’s quantitative models aided performance in a rocky year. We divide the metrics for our stock selection model into three broad categories: valuation (fundamental measures such as earnings and cash flow relative to market values), catalyst (price momentum and business momentum), and quality (quality of earnings and financial strength). We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. For the year, the models worked as expected. Stocks rated 1 or 2 by the models outperformed while those rated 4 and 5 underperformed on a relative basis. In particular, the Fund’s quality and catalyst themes performed well. The strategy strives to be essentially sector neutral, so allocation had a muted impact on overall returns. The portfolio uses index futures for cash equitization purposes, which allows the Fund to stay fully invested and to maintain its risk profile in line with the benchmark.
Within the portfolio, pharmaceutical giant Eli Lilly was the top contributor to relative performance for the year. Lilly shares climbed higher in the second half of 2018 on the back of strong quarterly earnings reports and positive data reported from one of its diabetes drugs. Adobe was another top contributor. Shares in the digital marketing and media solutions company rose during the year as it announced strong earnings reports driven by a solid position within digital media.
4	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
While performance met expectations, the Fund’s value theme did disappoint, extending a 2017 trend. The biggest individual detractor from relative performance was an underweight in Amazon, which climbed higher during the first three quarters of 2018. Investors rewarded Amazon shares as the online retailing giant showed impressive growth in its massive customer base and continued to demonstrate the ability to innovate and disrupt industries. A position in Tyson Foods also detracted from results. After a very strong year in 2017, shares in the chicken and beef processor fell on concerns around slowing demand and the potential impact of tariffs and global trade tensions.
Portfolio activity
The biggest change to the portfolio took place at the end of the third quarter, when the benchmark introduced communication services as a new sector, taking the place of the old telecommunications sector and incorporating some consumer discretionary and software names. Because of this change, we launched a new communication services model, which comprises telecommunications, media and several software stocks. To improve comparability within this diverse sector, fundamental ratios have been adjusted at the subsector level. The Free Cash Flow Yield signal has also been modified to address the large disparity in the structure of total investment and balance sheet composition across companies within this sector.
At period’s end
Regardless of the economic environment, we plan to maintain our investment discipline, seeking to identify stocks we believe have the potential to outperform within each sector. We also seek to minimize sector weight differences between the Fund and its benchmark. Our quantitative strategy is based on individual quantitative stock selection models. As a result, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities (as an asset class) will perform well or when they will perform poorly. Instead, we keep the Fund substantially invested at all times, with security selection driven by quantitative models, which we work to improve and enhance over time.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	933.00	1,022.00	3.23	3.38	0.66
Class 2	1,000.00	1,000.00	931.60	1,020.73	4.45	4.66	0.91
Class 3	1,000.00	1,000.00	932.30	1,021.39	3.82	4.00	0.78
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.5%
Issuer	Shares	Value ($)
Communication Services 10.0%
Diversified Telecommunication Services 2.8%
AT&T, Inc.	118,300	3,376,282
Verizon Communications, Inc.	2,370,500	133,269,510
Total		136,645,792
Interactive Media & Services 6.5%
Alphabet, Inc., Class A(a)	164,400	171,791,424
Facebook, Inc., Class A(a)	1,065,400	139,663,286
Total		311,454,710
Media 0.7%
Comcast Corp., Class A	1,039,200	35,384,760
Total Communication Services		483,485,262
Consumer Discretionary 9.5%
Automobiles 0.3%
Harley-Davidson, Inc.	421,300	14,374,756
Hotels, Restaurants & Leisure 1.7%
Marriott International, Inc., Class A	764,900	83,037,544
Household Durables 0.3%
PulteGroup, Inc.	587,000	15,256,130
Internet & Direct Marketing Retail 3.2%
Amazon.com, Inc.(a)	53,400	80,205,198
Booking Holdings, Inc.(a)	43,100	74,236,302
Total		154,441,500
Multiline Retail 0.9%
Kohl’s Corp.	681,200	45,190,808
Specialty Retail 2.3%
Advance Auto Parts, Inc.	99,100	15,604,286
Best Buy Co., Inc.	896,900	47,499,824
Foot Locker, Inc.	840,700	44,725,240
Total		107,829,350
Textiles, Apparel & Luxury Goods 0.8%
Ralph Lauren Corp.	385,600	39,894,176
Total Consumer Discretionary		460,024,264
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 7.6%
Food & Staples Retailing 3.7%
Walgreens Boots Alliance, Inc.	1,284,100	87,742,553
Walmart, Inc.	956,300	89,079,345
Total		176,821,898
Food Products 0.8%
Tyson Foods, Inc., Class A	692,000	36,952,800
Household Products 1.9%
Kimberly-Clark Corp.	717,950	81,803,223
Procter & Gamble Co. (The)	130,700	12,013,944
Total		93,817,167
Tobacco 1.2%
Altria Group, Inc.	635,400	31,382,406
Philip Morris International, Inc.	379,900	25,362,124
Total		56,744,530
Total Consumer Staples		364,336,395
Energy 5.1%
Energy Equipment & Services 0.3%
National Oilwell Varco, Inc.	669,200	17,198,440
Oil, Gas & Consumable Fuels 4.8%
Chevron Corp.	299,900	32,626,121
ConocoPhillips	1,583,600	98,737,460
Marathon Petroleum Corp.	527,900	31,151,379
Valero Energy Corp.	895,100	67,105,647
Total		229,620,607
Total Energy		246,819,047
Financials 12.9%
Banks 5.3%
Citigroup, Inc.	2,006,200	104,442,772
Comerica, Inc.	205,500	14,115,795
JPMorgan Chase & Co.	1,375,700	134,295,834
Total		252,854,401
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 4.3%
BlackRock, Inc.	102,400	40,224,768
CME Group, Inc.	112,800	21,219,936
S&P Global, Inc.	527,600	89,660,344
T. Rowe Price Group, Inc.	609,600	56,278,272
Total		207,383,320
Consumer Finance 0.7%
Capital One Financial Corp.	440,400	33,289,836
Diversified Financial Services 0.3%
Voya Financial, Inc.	360,300	14,462,442
Insurance 2.3%
Allstate Corp. (The)	900,800	74,433,104
Prudential Financial, Inc.	470,300	38,352,965
Total		112,786,069
Total Financials		620,776,068
Health Care 15.5%
Biotechnology 2.6%
Alexion Pharmaceuticals, Inc.(a)	226,500	22,052,040
Biogen, Inc.(a)	110,400	33,221,568
BioMarin Pharmaceutical, Inc.(a)	245,800	20,929,870
Gilead Sciences, Inc.	343,600	21,492,180
Vertex Pharmaceuticals, Inc.(a)	171,600	28,435,836
Total		126,131,494
Health Care Equipment & Supplies 2.2%
Abbott Laboratories	426,700	30,863,211
Baxter International, Inc.	1,123,500	73,948,770
Total		104,811,981
Health Care Providers & Services 2.7%
AmerisourceBergen Corp.	468,300	34,841,520
Cardinal Health, Inc.	509,500	22,723,700
HCA Healthcare, Inc.	162,800	20,260,460
Humana, Inc.	38,500	11,029,480
McKesson Corp.	396,300	43,779,261
Total		132,634,421
Life Sciences Tools & Services 0.2%
Agilent Technologies, Inc.	157,000	10,591,220
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 7.8%
Allergan PLC	68,000	9,088,880
Bristol-Myers Squibb Co.	2,004,800	104,209,504
Eli Lilly & Co.	1,019,600	117,988,112
Johnson & Johnson	364,500	47,038,725
Merck & Co., Inc.	244,400	18,674,604
Pfizer, Inc.	1,765,100	77,046,615
Total		374,046,440
Total Health Care		748,215,556
Industrials 9.2%
Aerospace & Defense 2.5%
Boeing Co. (The)	376,700	121,485,750
Airlines 1.8%
Delta Air Lines, Inc.	1,561,150	77,901,385
Southwest Airlines Co.	222,400	10,337,152
Total		88,238,537
Electrical Equipment 1.0%
Acuity Brands, Inc.	142,760	16,410,262
Emerson Electric Co.	255,100	15,242,225
Rockwell Automation, Inc.	102,400	15,409,152
Total		47,061,639
Industrial Conglomerates 0.8%
Honeywell International, Inc.	276,100	36,478,332
Machinery 1.3%
Illinois Tool Works, Inc.	131,300	16,634,397
Snap-On, Inc.	315,300	45,809,937
Total		62,444,334
Professional Services 0.1%
Robert Half International, Inc.	120,700	6,904,040
Road & Rail 0.5%
Union Pacific Corp.	182,200	25,185,506
Trading Companies & Distributors 1.2%
W.W. Grainger, Inc.	205,600	58,053,216
Total Industrials		445,851,354

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 20.5%
Communications Equipment 3.0%
Cisco Systems, Inc.	2,806,500	121,605,645
F5 Networks, Inc.(a)	143,800	23,299,914
Total		144,905,559
IT Services 5.5%
MasterCard, Inc., Class A	646,500	121,962,225
VeriSign, Inc.(a)	562,500	83,413,125
Visa, Inc., Class A	443,200	58,475,808
Total		263,851,158
Semiconductors & Semiconductor Equipment 3.3%
Analog Devices, Inc.	110,000	9,441,300
Broadcom, Inc.	189,200	48,109,776
QUALCOMM, Inc.	1,661,900	94,578,729
Texas Instruments, Inc.	63,500	6,000,750
Total		158,130,555
Software 5.7%
Adobe, Inc.(a)	432,800	97,916,672
Fortinet, Inc.(a)	218,900	15,417,127
Microsoft Corp.	1,112,400	112,986,468
VMware, Inc., Class A	357,700	49,051,401
Total		275,371,668
Technology Hardware, Storage & Peripherals 3.0%
Apple, Inc.(b)	639,200	100,827,408
HP, Inc.	1,041,000	21,298,860
NetApp, Inc.	386,000	23,032,620
Total		145,158,888
Total Information Technology		987,417,828
Materials 2.5%
Chemicals 2.1%
Eastman Chemical Co.	262,600	19,198,686
LyondellBasell Industries NV, Class A	1,001,500	83,284,740
Total		102,483,426
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 0.4%
Nucor Corp.	330,600	17,128,386
Total Materials		119,611,812
Real Estate 3.0%
Equity Real Estate Investment Trusts (REITS) 3.0%
American Tower Corp.	192,000	30,372,480
Host Hotels & Resorts, Inc.	4,710,600	78,525,702
Simon Property Group, Inc.	203,400	34,169,166
Total		143,067,348
Total Real Estate		143,067,348
Utilities 3.7%
Electric Utilities 0.6%
Entergy Corp.	211,600	18,212,412
Exelon Corp.	185,100	8,348,010
Total		26,560,422
Independent Power and Renewable Electricity Producers 1.5%
NRG Energy, Inc.	1,865,900	73,889,640
Multi-Utilities 1.6%
CenterPoint Energy, Inc.	1,626,700	45,921,741
Public Service Enterprise Group, Inc.	580,500	30,215,025
Total		76,136,766
Total Utilities		176,586,828
Total Common Stocks (Cost $4,478,372,114)		4,796,191,762

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(c),(d)	24,024,125	24,021,723
Total Money Market Funds (Cost $24,021,723)		24,021,723
Total Investments in Securities (Cost: $4,502,393,837)		4,820,213,485
Other Assets & Liabilities, Net		(2,055,225)
Net Assets		4,818,158,260

At December 31, 2018, securities and/or cash totaling $1,735,410 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	166	03/2019	USD	20,793,160	—	(831,657)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	15,644,032	438,829,840	(430,449,747)	24,024,125	(9,162)	(111)	806,039	24,021,723
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	483,485,262	—	—	—	483,485,262
Consumer Discretionary	460,024,264	—	—	—	460,024,264
Consumer Staples	364,336,395	—	—	—	364,336,395
Energy	246,819,047	—	—	—	246,819,047
Financials	620,776,068	—	—	—	620,776,068
Health Care	748,215,556	—	—	—	748,215,556
Industrials	445,851,354	—	—	—	445,851,354
Information Technology	987,417,828	—	—	—	987,417,828
Materials	119,611,812	—	—	—	119,611,812
Real Estate	143,067,348	—	—	—	143,067,348
Utilities	176,586,828	—	—	—	176,586,828
Total Common Stocks	4,796,191,762	—	—	—	4,796,191,762
Money Market Funds	—	—	—	24,021,723	24,021,723
Total Investments in Securities	4,796,191,762	—	—	24,021,723	4,820,213,485
Investments in Derivatives
Liability
Futures Contracts	(831,657)	—	—	—	(831,657)
Total	4,795,360,105	—	—	24,021,723	4,819,381,828
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018	11

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,478,372,114)	$4,796,191,762
Affiliated issuers (cost $24,021,723)	24,021,723
Receivable for:
Capital shares sold	54,422
Dividends	5,974,265
Variation margin for futures contracts	159,360
Prepaid expenses	12,110
Total assets	4,826,413,642
Liabilities
Payable for:
Capital shares purchased	5,101,495
Management services fees	2,661,462
Distribution and/or service fees	130,393
Service fees	61,300
Compensation of board members	153,853
Compensation of chief compliance officer	1,175
Other expenses	145,704
Total liabilities	8,255,382
Net assets applicable to outstanding capital stock	$4,818,158,260
Represented by
Trust capital	$4,818,158,260
Total - representing net assets applicable to outstanding capital stock	$4,818,158,260
Class 1
Net assets	$3,650,497,801
Shares outstanding	77,857,711
Net asset value per share	$46.89
Class 2
Net assets	$28,321,702
Shares outstanding	617,058
Net asset value per share	$45.90
Class 3
Net assets	$1,139,338,757
Shares outstanding	24,574,471
Net asset value per share	$46.36
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$112,494,349
Dividends — affiliated issuers	806,039
Total income	113,300,388
Expenses:
Management services fees	34,505,935
Distribution and/or service fees
Class 2	67,865
Class 3	1,641,643
Service fees	803,554
Compensation of board members	85,935
Custodian fees	42,398
Printing and postage fees	268,157
Audit fees	34,250
Legal fees	55,355
Compensation of chief compliance officer	1,143
Other	83,350
Total expenses	37,589,585
Net investment income	75,710,803
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	484,562,871
Investments — affiliated issuers	(9,162)
Futures contracts	(999,264)
Net realized gain	483,554,445
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(717,984,108)
Investments — affiliated issuers	(111)
Futures contracts	(1,005,553)
Net change in unrealized appreciation (depreciation)	(718,989,772)
Net realized and unrealized loss	(235,435,327)
Net decrease in net assets resulting from operations	$(159,724,524)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018	13

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$75,710,803	$90,233,829
Net realized gain	483,554,445	400,644,871
Net change in unrealized appreciation (depreciation)	(718,989,772)	637,372,675
Net increase (decrease) in net assets resulting from operations	(159,724,524)	1,128,251,375
Decrease in net assets from capital stock activity	(593,896,354)	(372,389,255)
Total increase (decrease) in net assets	(753,620,878)	755,862,120
Net assets at beginning of year	5,571,779,138	4,815,917,018
Net assets at end of year	$4,818,158,260	$5,571,779,138

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,459,255	124,648,047	2,368,267	100,913,322
Redemptions	(11,338,381)	(573,238,465)	(7,256,896)	(314,672,665)
Net decrease	(8,879,126)	(448,590,418)	(4,888,629)	(213,759,343)
Class 2
Subscriptions	159,722	8,087,275	67,409	2,864,533
Redemptions	(38,534)	(1,886,146)	(49,784)	(2,077,562)
Net increase	121,188	6,201,129	17,625	786,971
Class 3
Subscriptions	8,839	445,240	13,047	557,924
Redemptions	(3,029,901)	(151,952,305)	(3,730,451)	(159,974,807)
Net decrease	(3,021,062)	(151,507,065)	(3,717,404)	(159,416,883)
Total net decrease	(11,779,000)	(593,896,354)	(8,588,408)	(372,389,255)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018

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Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$48.64	0.72	(2.47)	(1.75)
Year Ended 12/31/2017	$39.11	0.77	8.76	9.53
Year Ended 12/31/2016	$36.19	0.62	2.30	2.92
Year Ended 12/31/2015	$35.87	0.57	(0.25)	0.32
Year Ended 12/31/2014	$31.09	0.48	4.30	4.78
Class 2
Year Ended 12/31/2018	$47.74	0.60	(2.44)	(1.84)
Year Ended 12/31/2017	$38.48	0.65	8.61	9.26
Year Ended 12/31/2016	$35.69	0.52	2.27	2.79
Year Ended 12/31/2015	$35.47	0.47	(0.25)	0.22
Year Ended 12/31/2014	$30.82	0.38	4.27	4.65
Class 3
Year Ended 12/31/2018	$48.16	0.65	(2.45)	(1.80)
Year Ended 12/31/2017	$38.77	0.71	8.68	9.39
Year Ended 12/31/2016	$35.92	0.57	2.28	2.85
Year Ended 12/31/2015	$35.65	0.52	(0.25)	0.27
Year Ended 12/31/2014	$30.94	0.42	4.29	4.71

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$46.89	(3.60%)	0.66%	0.66%	1.42%	74%	$3,650,498
Year Ended 12/31/2017	$48.64	24.37%	0.68%	0.68%	1.79%	69%	$4,219,124
Year Ended 12/31/2016	$39.11	8.07%	0.71%	0.71%	1.70%	80%	$3,583,512
Year Ended 12/31/2015	$36.19	0.89%	0.73%	0.73%	1.58%	78%	$2,941,017
Year Ended 12/31/2014	$35.87	15.38%	0.74%	0.74%	1.45%	76%	$1,399,482
Class 2
Year Ended 12/31/2018	$45.90	(3.85%)	0.91%	0.91%	1.21%	74%	$28,322
Year Ended 12/31/2017	$47.74	24.07%	0.93%	0.93%	1.54%	69%	$23,671
Year Ended 12/31/2016	$38.48	7.82%	0.96%	0.96%	1.45%	80%	$18,402
Year Ended 12/31/2015	$35.69	0.62%	0.98%	0.98%	1.31%	78%	$16,917
Year Ended 12/31/2014	$35.47	15.09%	1.00%	1.00%	1.17%	76%	$9,531
Class 3
Year Ended 12/31/2018	$46.36	(3.74%)	0.78%	0.78%	1.29%	74%	$1,139,339
Year Ended 12/31/2017	$48.16	24.22%	0.81%	0.81%	1.67%	69%	$1,328,984
Year Ended 12/31/2016	$38.77	7.94%	0.83%	0.83%	1.58%	80%	$1,214,003
Year Ended 12/31/2015	$35.92	0.76%	0.85%	0.85%	1.44%	78%	$1,280,983
Year Ended 12/31/2014	$35.65	15.22%	0.87%	0.87%	1.30%	76%	$1,411,277
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018	17

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Disciplined Core Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
18	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	831,657*

20	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(999,264)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(1,005,553)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	54,490,330

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of
22	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $78,396,769, respectively. The sale transactions resulted in a net realized gain of $22,583,982.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class 1	0.72%	0.75%
Class 2	0.97	1.00
Class 3	0.845	0.875
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $4,002,858,570 and $4,528,675,312, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
24	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
December 31, 2018
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Disciplined Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Disciplined Core Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
| Annual Report 2018	27

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
28	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
30	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Disciplined Core Fund | Annual Report 2018	33

Columbia Variable Portfolio – Disciplined Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-2005 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Balanced Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Balanced Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Balanced Fund (the Fund) seeks maximum total investment return through a combination of capital growth and current income.
Portfolio management
Guy Pope, CFA
Lead Portfolio Manager
Managed Fund since 2011
Jason Callan
Portfolio Manager
Managed Fund since May 2018
Gregory Liechty
Portfolio Manager
Managed Fund since 2011
Ronald Stahl
Portfolio Manager
Managed Fund since 2011
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	06/25/14	-5.76	5.29	9.90
Class 2*	06/25/14	-6.00	5.03	9.68
Class 3	04/30/86	-5.89	5.13	9.82
Blended Benchmark		-2.35	6.24	9.42
S&P 500 Index		-4.38	8.49	13.12
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	2.52	3.48
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Balanced Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Microsoft Corp.	3.2
Apple, Inc.	2.3
U.S. Treasury 02/15/2045 2.500%	2.2
Amazon.com, Inc.	2.0
Berkshire Hathaway, Inc., Class B	1.9
Johnson & Johnson	1.8
Pfizer, Inc.	1.8
JPMorgan Chase & Co.	1.7
MasterCard, Inc., Class A	1.6
Alphabet, Inc., Class C	1.6
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Asset-Backed Securities — Non-Agency	4.8
Commercial Mortgage-Backed Securities - Agency	1.4
Commercial Mortgage-Backed Securities - Non-Agency	2.8
Common Stocks	56.9
Corporate Bonds & Notes	11.5
Exchange-Traded Funds	0.9
Foreign Government Obligations	0.4
Inflation-Indexed Bonds	0.7
Money Market Funds	5.1
Residential Mortgage-Backed Securities - Agency	7.2
Residential Mortgage-Backed Securities - Non-Agency	5.3
Senior Loans	0.0 (a)
U.S. Government & Agency Obligations	1.0
U.S. Treasury Obligations	2.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2018, the Fund’s Class 3 shares returned -5.89%, underperforming its Blended Benchmark, which returned -2.35%. During the same time period, the Fund’s equity benchmark, the S&P 500 Index, returned -4.38% and the Fund’s fixed-income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.01%. Stock selection generally accounted for the shortfall of the equity portion of the Fund relative to its equity benchmark. An overweight in sectors that trade on their yield spread to U.S. Treasuries accounted for the underperformance of the fixed-income portion of the Fund relative to its fixed-income benchmark.
Uncertainty rattled investors at year end
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors when it raised the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth such increase for the year and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested. The MSCI EAFE Index (Net), a broad-based proxy for developed foreign equity markets, returned -13.79% (in U.S. dollars) over the same period. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the 12-month period, returning 0.01%.
The Fed announced that it had reduced the number of its anticipated rate increases for 2019 from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Contributors and detractors
Equity portion: Stock selection generally accounted for the equity portion of the Fund’s shortfall relative to the equity benchmark, especially in the communication services and consumer staples sectors. Stock selection in real estate and information technology aided relative results.
In the real estate sector, a position in American Tower produced a solid gain for the period. An overweight in the stock amplified the impact of the position on relative results. In the information technology sector, Mastercard, Microsoft and Palo Alto Networks were solid contributors to performance. Mastercard accelerated across all metrics, as consumers continued to move away from cash and checks. Microsoft continued to benefit from the transition to products and services that generate recurring revenue, including its cloud-based revenue stream. Sales of upgrades for Palo Alto Networks’ current product line were up sharply, and investors responded favorably to new management. In the health care sector, Pfizer, Abbot Laboratories, Medtronic and Anthem contributed gains as investors rotated into health care midyear. Investors recognized that Pfizer’s product pipeline has the potential to kick in and push healthy organic growth, which Pfizer has not seen for some years. Abbot Labs demonstrated organic growth across its businesses. Medtronic rebounded after a challenging 2017, with its management team setting more realistic expectations and driving to achieve them. Health care provider Anthem was a winner in an industry that continued to do well.
Gains from these contributors could not offset the impact of detractors in a market that ran counter to our style when the market was good and pulled many of our holdings down when the market turned sour across the board. In the consumer staples sector, an overweight in Philip Morris weighed on results as its new smokeless product IQOS fell short of high
4	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
expectations for growth. Citibank investors increasingly worried about the global economy. Bank stocks fell, in general, but Citibank was penalized more because of its international exposure. Canadian Natural, in the energy sector, was hurt by falling oil prices. Federal Express struggled to integrate the TNT Express business the company acquired in 2016, and a weak global economy led management to reduce earnings guidance.
Fixed-income portion: The fixed-income portion of the Fund underperformed its benchmark for 2018, as it was overweight in sectors that trade on their yield spread to U.S. Treasuries, which lost ground for the year. However, positions in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) added positive returns relative to similar duration Treasury securities, and overweights in both sectors amplified the impact of these results. We maintained these overweights as sector fundamentals and relative value versus other non-Treasury sectors remained attractive.
The Fund also benefited from its duration positioning, which was short versus the fixed-income benchmark early in the year, as interest rates rose sharply. We repositioned to a more neutral duration in the fourth quarter as rates declined. Duration is a measure of interest-rate sensitivity, similar to maturity. We used Treasury future contracts to hedge the Fund’s duration and yield curve management.
The Fund’s allocation to the corporate market was the primary detractor from relative returns, as the yield spread widened — and prices fell — across all corporate sectors. Within corporate securities, exposures to the finance, consumer non-cyclical, transportation, electric and capital goods sub-sectors were the worst performers.
The Fund had minimal exposure to the high-yield market, but it detracted from relative returns as did overweights in BBB rated securities, because the fourth quarter sell-off hit lower quality securities harder than higher rated securities. An underweight in agency mortgage-backed securities (MBS) also detracted from relative performance. Even though the sector underperformed similar duration Treasuries, the fourth quarter rally in rates helped provide agency MBS with better total returns than most other sectors.
At period’s end
Equity portion: By the end of the fourth quarter sell-off in stocks, it felt like the entire market was on sale. We sought to take advantage of the environment by adding to existing positions and establishing new positions where valuations looked attractive. We are not strangers to difficult markets, but we believe that many of the stocks that were beaten up in 2018 have comeback potential. Our team is resolved to move forward with its contrarian approach, with a renewed focus on stock selection, seeking to identify solid opportunities for long-term capital growth.
Fixed-income portion: With a lower expectation of much higher interest rates in the near term, we targeted a slightly longer duration relative to the fixed-income benchmark and added opportunistically where valuations looked most attractive. At the end of the period, the Fund remained overweight in corporate bonds, ABS and CMBS relative to the benchmark, as we believe these sectors offer strong potential in 2019.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	952.70	1,021.54	3.71	3.84	0.75
Class 2	1,000.00	1,000.00	951.40	1,020.27	4.95	5.12	1.00
Class 3	1,000.00	1,000.00	952.10	1,020.93	4.30	4.46	0.87
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 4.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Subordinated, Series 2018-3 Class C
10/15/2024	3.750%	875,000	878,716
Apidos CLO XX(a),(b)
Series 2015-20A Class A1RA
3-month USD LIBOR + 1.100% 07/16/2031	3.536%	1,950,000	1,913,755
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class A1B
3-month USD LIBOR + 1.150% Floor 1.150% 01/20/2031	3.619%	900,000	873,257
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2015-1A Class A
07/20/2021	2.500%	2,745,000	2,718,888
Series 2016-2A Class A
11/20/2022	2.720%	800,000	785,477
Series 2018-2A Class A
03/20/2025	4.000%	3,075,000	3,154,863
Barings CLO Ltd.(a),(b)
Series 2018-4A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	4.123%	3,450,000	3,345,765
Carbone CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.140% 01/20/2031	3.609%	1,850,000	1,826,936
Carlyle US CLO Ltd.(a),(b)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	3.919%	2,550,000	2,502,187
Conn’s Receivables Funding LLC(a)
Series 2018-A Class A
01/15/2023	3.250%	341,981	342,181
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P2 Class A
10/15/2025	3.470%	2,094,212	2,086,947
Drive Auto Receivables Trust
Series 2018-4 Class C
11/15/2024	3.660%	1,500,000	1,506,541
Subordinated Series 2018-5 Class C
01/15/2025	3.990%	1,125,000	1,134,936
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden 41 Senior Loan Fund(a),(b)
Series 2015-41A Class AR
3-month USD LIBOR + 0.970% Floor 0.970% 04/15/2031	3.406%	1,850,000	1,804,329
Dryden 42 Senior Loan Fund(a),(b)
Series 2016-42A Class BR
3-month USD LIBOR + 1.550% 07/15/2030	3.986%	950,000	924,755
Dryden 55 CLO Ltd.(a),(b)
Series 2018-55A Class A1
3-month USD LIBOR + 1.020% 04/15/2031	3.456%	1,300,000	1,271,807
DT Auto Owner Trust(a)
Subordinated Series 2018-3A Class B
09/15/2022	3.560%	1,025,000	1,029,813
Subordinated, Series 2018-3A Class C
07/15/2024	3.790%	1,300,000	1,305,273
Hertz Fleet Lease Funding LP(a)
Series 2016-1 Class A2
04/10/2030	1.960%	574,318	573,905
Hilton Grand Vacations Trust(a)
Series 2013-A Class A
01/25/2026	2.280%	166,847	166,058
Series 2014-AA Class A
11/25/2026	1.770%	267,523	263,576
Series 2018-AA Class A
02/25/2032	3.540%	619,251	621,081
Jay Park CLO Ltd.(a),(b)
Series 2016-1A Class A2R
3-month USD LIBOR + 1.450% 10/20/2027	3.977%	1,275,000	1,254,673
Magnetite XII Ltd.(a),(b)
Series 2015-12A Class ARR
3-month USD LIBOR + 1.100% 10/15/2031	3.536%	2,150,000	2,108,456
Marlette Funding Trust(a)
Series 2018-1A Class B
03/15/2028	3.190%	488,000	484,162
Series 2018-2A Class B
07/17/2028	3.610%	702,000	701,869
Series 2018-4A Class A
12/15/2028	3.710%	1,097,069	1,100,067
MVW Owner Trust(a)
Series 2015-1A Class A
12/20/2032	2.520%	168,991	166,494
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-1A Class A
12/20/2033	2.250%	412,145	403,084
Navient Private Education Refi Loan Trust(a)
Series 2018-A Class A1
02/18/2042	2.530%	698,960	694,157
Navitas Equipment Receivables LLC(a)
Series 2016-1 Class A2
06/15/2021	2.200%	127,149	126,901
New York City Tax Lien Trust(a)
Series 2017-A Class A
11/10/2030	1.870%	197,862	195,784
NextGear Floorplan Master Owner Trust(a)
Series 2018-1A Class A2
02/15/2023	3.220%	1,325,000	1,319,786
Octagon Investment Partners 39 Ltd.(a),(b)
Series 2018-3A Class B
3-month USD LIBOR + 1.650% Floor 1.650% 10/20/2030	4.115%	3,525,000	3,453,724
Sierra Timeshare Receivables Funding LLC(a)
Series 2016-3A Class A
10/20/2033	2.430%	403,132	398,615
Series 2018-2A Class A
06/20/2035	3.500%	735,654	741,589
Series 2018-3A Class A
09/20/2035	3.690%	541,864	550,363
SLM Private Education Loan Trust(a)
Series 2012-A Class A2
01/17/2045	3.830%	236,767	237,013
SoFi Consumer Loan Program LLC(a)
Series 2017-4 Class A
05/26/2026	2.500%	470,892	465,904
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes(a),(c)
Series 2018-T1 Class AT1
10/17/2050	3.620%	1,400,000	1,405,754
Verizon Owner Trust(a)
Series 2017-2A Class A
12/20/2021	1.920%	475,000	470,280
Series 2018-1A Class A1A
09/20/2022	2.820%	525,000	523,500
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	926,865	938,002
Total Asset-Backed Securities — Non-Agency (Cost $49,157,511)			48,771,223

Commercial Mortgage-Backed Securities - Agency 1.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association
CMO Series 2012-25 Class A
11/16/2042	2.575%	603,526	600,001
CMO Series 2013-12 Class A
10/16/2042	1.410%	1,248,684	1,191,978
CMO Series 2013-126 Class AB
04/16/2038	1.540%	717,274	694,403
CMO Series 2013-146 Class AH
08/16/2040	2.000%	627,211	609,635
CMO Series 2013-30 Class A
05/16/2042	1.500%	1,180,560	1,125,038
CMO Series 2013-32 Class AB
01/16/2042	1.900%	461,959	442,580
CMO Series 2013-33 Class A
07/16/2038	1.061%	1,351,077	1,266,622
CMO Series 2013-40 Class A
10/16/2041	1.511%	610,042	585,545
CMO Series 2013-45 Class A
10/16/2040	1.450%	1,151,793	1,112,280
CMO Series 2013-57 Class A
06/16/2037	1.350%	1,442,123	1,383,608
CMO Series 2013-73 Class AE
01/16/2039	1.350%	1,429,256	1,348,075
CMO Series 2013-78 Class AB
07/16/2039	1.624%	617,820	591,611
CMO Series 2014-24 Class BA
07/16/2038	2.100%	483,491	474,690
CMO Series 2014-47 Class AB
08/16/2040	2.250%	24,471	24,402
CMO Series 2014-64 Class A
02/16/2045	2.200%	442,027	434,140
CMO Series 2014-67 Class AE
05/16/2039	2.150%	275,252	270,976
CMO Series 2015-109 Class A
02/16/2040	2.528%	458,321	449,904
CMO Series 2015-21 Class A
11/16/2042	2.600%	604,833	597,729
CMO Series 2015-5 Class KA
11/16/2039	2.500%	362,835	356,945
CMO Series 2015-78 Class A
06/16/2040	2.918%	796,773	787,527
CMO Series 2015-85 Class AF
05/16/2044	2.400%	334,751	328,861
Total Commercial Mortgage-Backed Securities - Agency (Cost $15,288,112)			14,676,550

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Commercial Mortgage-Backed Securities - Non-Agency 2.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	1,208,471	1,205,909
Series 2014-SFR3 Class A
12/17/2036	3.678%	1,341,746	1,342,389
Series 2015-SFR1 Class A
04/17/2052	3.467%	1,236,307	1,225,270
Series 2015-SFR2 Class A
10/17/2045	3.732%	733,245	745,095
Americold 2010 LLC(a)
Series 2010-ARTA Class A1
01/14/2029	3.847%	163,121	164,354
Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class B
1-month USD LIBOR + 1.300% Floor 1.300% 05/15/2035	3.755%	1,300,000	1,293,326
BBCMS Trust(a),(b)
Subordinated, Series 2018-BXH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2037	3.705%	1,150,000	1,143,742
Subordinated, Series 2018-BXH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 10/15/2037	3.955%	625,000	620,494
BX Commercial Mortgage Trust(a),(b)
Series 2018-IND Class C
1-month USD LIBOR + 1.100% Floor 1.100% 11/15/2035	3.555%	1,472,802	1,452,698
DBUBS Mortgage Trust(a)
Series 2011-LC1A Class A3
11/10/2046	5.002%	225,000	231,481
Home Partners of America Trust(a),(b)
Series 2018-1 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 07/17/2037	3.370%	1,580,459	1,566,242
Invitation Homes Trust(a),(b)
Series 2018-SFR3 Class A
1-month USD LIBOR + 1.000% Floor 1.000% 07/17/2037	3.470%	2,689,788	2,677,590
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	3.555%	1,547,692	1,548,613
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class A2
08/15/2046	3.019%	229,494	229,065
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2011-C3 Class A4
02/15/2046	4.717%	585,642	601,603
Morgan Stanley Capital I Trust(a)
Series 2011-C1 Class A4
09/15/2047	5.033%	410,340	419,749
Morgan Stanley Capital I Trust
Series 2016-BNK2 Class A2
11/15/2049	2.454%	975,000	956,428
Progress Residential Trust(a)
Series 2018-SF3 Class A
10/17/2035	3.880%	3,700,000	3,760,497
Series 2018-SFR2 Class A
08/17/2035	3.712%	665,000	674,471
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	1,423,366	1,407,265
Wells Fargo Commercial Mortgage Trust
Series 2017-C39 Class A1
09/15/2050	1.975%	1,091,503	1,070,187
WF-RBS Commercial Mortgage Trust
Series 2012-C9 Class A3
11/15/2045	2.870%	1,715,293	1,690,786
Series 2012-C9 Class ASB
11/15/2045	2.445%	725,041	718,174
Series 2013-C15 Class A3
08/15/2046	3.881%	1,557,338	1,594,795
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $28,544,364)			28,340,223

Common Stocks 58.3%
Issuer	Shares	Value ($)
Communication Services 7.7%
Diversified Telecommunication Services 1.6%
AT&T, Inc.	357,850	10,213,039
Verizon Communications, Inc.	99,145	5,573,932
Total		15,786,971
Entertainment 0.7%
Activision Blizzard, Inc.	56,315	2,622,590
Electronic Arts, Inc.(d)	52,240	4,122,258
Total		6,744,848

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Interactive Media & Services 4.1%
Alphabet, Inc., Class A(d)	9,434	9,858,153
Alphabet, Inc., Class C(d)	14,973	15,506,189
Facebook, Inc., Class A(d)	117,560	15,410,940
Total		40,775,282
Media 1.2%
Comcast Corp., Class A	353,869	12,049,239
Wireless Telecommunication Services 0.1%
T-Mobile U.S.A., Inc.(d)	23,775	1,512,328
Total Communication Services		76,868,668
Consumer Discretionary 6.0%
Hotels, Restaurants & Leisure 1.2%
McDonald’s Corp.	40,605	7,210,230
Restaurant Brands International, Inc.	85,004	4,445,709
Total		11,655,939
Internet & Direct Marketing Retail 2.6%
Amazon.com, Inc.(d)	12,805	19,232,726
eBay, Inc.(d)	200,045	5,615,263
Expedia Group, Inc.	15,625	1,760,156
Total		26,608,145
Multiline Retail 0.3%
Dollar General Corp.	26,194	2,831,048
Specialty Retail 1.0%
Lowe’s Companies, Inc.	109,259	10,091,161
Textiles, Apparel & Luxury Goods 0.9%
PVH Corp.	59,201	5,502,733
Tapestry, Inc.	114,725	3,871,969
Total		9,374,702
Total Consumer Discretionary		60,560,995
Consumer Staples 3.4%
Beverages 0.3%
Constellation Brands, Inc., Class A	18,620	2,994,468
Food & Staples Retailing 0.4%
SYSCO Corp.	74,900	4,693,234
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 1.4%
ConAgra Foods, Inc.	193,078	4,124,146
Mondelez International, Inc., Class A	244,895	9,803,147
Total		13,927,293
Tobacco 1.3%
Philip Morris International, Inc.	193,375	12,909,715
Total Consumer Staples		34,524,710
Energy 3.1%
Energy Equipment & Services 0.3%
Schlumberger Ltd.	72,370	2,611,109
Oil, Gas & Consumable Fuels 2.8%
Canadian Natural Resources Ltd.	235,234	5,676,196
Chevron Corp.	130,481	14,195,028
Cimarex Energy Co.	25,075	1,545,874
EOG Resources, Inc.	79,893	6,967,469
Total		28,384,567
Total Energy		30,995,676
Financials 9.2%
Banks 4.4%
Citigroup, Inc.	232,739	12,116,392
JPMorgan Chase & Co.	172,200	16,810,164
U.S. Bancorp	51,615	2,358,805
Wells Fargo & Co.	289,795	13,353,754
Total		44,639,115
Capital Markets 1.8%
BlackRock, Inc.	16,563	6,506,278
Charles Schwab Corp. (The)	71,730	2,978,947
Morgan Stanley	131,910	5,230,231
State Street Corp.	46,769	2,949,721
Total		17,665,177
Diversified Financial Services 1.9%
Berkshire Hathaway, Inc., Class B(d)	91,652	18,713,505
Insurance 1.1%
American International Group, Inc.	139,530	5,498,878
Aon PLC	41,934	6,095,526
Total		11,594,404
Total Financials		92,612,201

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 9.9%
Biotechnology 1.2%
Alexion Pharmaceuticals, Inc.(d)	47,315	4,606,588
Biogen, Inc.(d)	22,850	6,876,022
Total		11,482,610
Health Care Equipment & Supplies 2.2%
Abbott Laboratories	64,519	4,666,659
Dentsply Sirona, Inc.	79,695	2,965,451
Medtronic PLC	158,136	14,384,051
Total		22,016,161
Health Care Providers & Services 2.1%
Anthem, Inc.	38,750	10,176,913
Cigna Corp.	23,335	4,431,783
CVS Health Corp.	101,810	6,670,591
Total		21,279,287
Life Sciences Tools & Services 0.2%
Agilent Technologies, Inc.	35,710	2,408,997
Pharmaceuticals 4.2%
Allergan PLC	53,660	7,172,196
Johnson & Johnson	138,116	17,823,870
Pfizer, Inc.	393,582	17,179,854
Total		42,175,920
Total Health Care		99,362,975
Industrials 3.4%
Aerospace & Defense 0.8%
Harris Corp.	21,125	2,844,481
Northrop Grumman Corp.	20,800	5,093,920
Total		7,938,401
Air Freight & Logistics 0.4%
FedEx Corp.	23,873	3,851,431
Airlines 0.3%
Southwest Airlines Co.	70,821	3,291,760
Electrical Equipment 0.3%
Emerson Electric Co.	48,170	2,878,158
Industrial Conglomerates 1.1%
Honeywell International, Inc.	80,431	10,626,544
Machinery 0.5%
Common Stocks (continued)
Issuer	Shares	Value ($)
Caterpillar, Inc.	43,400	5,514,838
Total Industrials		34,101,132
Information Technology 12.3%
Communications Equipment 0.8%
Cisco Systems, Inc.	177,130	7,675,043
IT Services 3.3%
Fidelity National Information Services, Inc.	85,685	8,786,997
First Data Corp., Class A(d)	271,095	4,584,216
MasterCard, Inc., Class A	84,566	15,953,376
Total System Services, Inc.	54,110	4,398,602
Total		33,723,191
Semiconductors & Semiconductor Equipment 2.1%
Broadcom, Inc.	39,854	10,134,075
Lam Research Corp.	23,400	3,186,378
Microchip Technology, Inc.	31,070	2,234,554
NVIDIA Corp.	22,270	2,973,045
QUALCOMM, Inc.	38,525	2,192,458
Total		20,720,510
Software 3.8%
Adobe, Inc.(d)	13,205	2,987,499
Microsoft Corp.	306,533	31,134,557
Palo Alto Networks, Inc.(d)	22,180	4,177,603
Total		38,299,659
Technology Hardware, Storage & Peripherals 2.3%
Apple, Inc.	145,097	22,887,601
Total Information Technology		123,306,004
Materials 1.4%
Chemicals 1.4%
Air Products & Chemicals, Inc.	17,785	2,846,489
DowDuPont, Inc.	113,728	6,082,174
Sherwin-Williams Co. (The)	12,213	4,805,327
Total		13,733,990
Total Materials		13,733,990

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 1.3%
Equity Real Estate Investment Trusts (REITS) 1.3%
American Tower Corp.	46,099	7,292,401
Equinix, Inc.	8,380	2,954,453
Weyerhaeuser Co.	145,780	3,186,750
Total		13,433,604
Total Real Estate		13,433,604
Utilities 0.6%
Electric Utilities 0.6%
American Electric Power Co., Inc.	73,775	5,513,943
Total Utilities		5,513,943
Total Common Stocks (Cost $553,274,306)		585,013,898

Corporate Bonds & Notes 11.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%
Bombardier, Inc.(a)
12/01/2021	8.750%	17,000	17,510
01/15/2023	6.125%	21,000	19,678
12/01/2024	7.500%	19,000	18,052
03/15/2025	7.500%	5,000	4,713
L3 Technologies, Inc.
12/15/2026	3.850%	1,250,000	1,208,945
Lockheed Martin Corp.
05/15/2036	4.500%	1,000,000	1,023,977
Northrop Grumman Systems Corp.
02/15/2031	7.750%	635,000	835,780
TransDigm, Inc.
07/15/2022	6.000%	11,000	10,765
07/15/2024	6.500%	12,000	11,672
05/15/2025	6.500%	103,000	98,362
06/15/2026	6.375%	6,000	5,590
Total			3,255,044
Automotive 0.1%
Delphi Technologies PLC(a)
10/01/2025	5.000%	26,000	21,841
Ford Motor Credit Co. LLC
01/08/2026	4.389%	1,400,000	1,256,223
IHO Verwaltungs GmbH PIK(a)
09/15/2023	4.500%	29,000	26,376
LKQ Corp.
05/15/2023	4.750%	17,000	16,113
Total			1,320,553
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 2.1%
Bank of America Corp.(e)
12/20/2028	3.419%	2,500,000	2,328,205
Bank of New York Mellon Corp. (The)
05/15/2024	3.400%	725,000	721,139
Barclays Bank PLC
05/15/2024	3.750%	1,000,000	986,554
BB&T Corp.(b)
3-month USD LIBOR + 0.530% Floor 0.530% 05/01/2019	3.071%	500,000	497,926
Capital One Financial Corp.
03/09/2027	3.750%	1,100,000	1,021,852
Citigroup, Inc.
Subordinated
03/09/2026	4.600%	1,850,000	1,824,231
Discover Bank
09/13/2028	4.650%	1,025,000	995,226
Goldman Sachs Group, Inc. (The)
01/26/2027	3.850%	2,000,000	1,884,560
HSBC Holdings PLC
05/25/2026	3.900%	1,400,000	1,341,522
ING Bank NV(a),(b)
3-month USD LIBOR + 1.130% Floor 1.130% 03/22/2019	3.954%	900,000	901,783
JPMorgan Chase & Co.(e)
04/23/2029	4.005%	2,425,000	2,379,126
Morgan Stanley
01/20/2027	3.625%	1,250,000	1,188,485
PNC Bank NA
Subordinated
01/30/2023	2.950%	900,000	876,028
Regions Financial Corp.
08/14/2022	2.750%	900,000	869,036
Toronto-Dominion Bank (The)(b)
3-month USD LIBOR + 0.430% 06/11/2021	3.201%	850,000	845,515
U.S. Bancorp
07/22/2026	2.375%	925,000	842,911
Wells Fargo & Co.
Subordinated
06/03/2026	4.100%	1,650,000	1,609,252
Total			21,113,351
Brokerage/Asset Managers/Exchanges 0.0%
NFP Corp.(a)
07/15/2025	6.875%	39,000	35,198

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.0%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	62,000	61,479
05/15/2026	5.875%	29,000	27,596
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	27,000	26,809
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	69,000	60,704
Core & Main LP(a)
08/15/2025	6.125%	29,000	25,668
Total			202,256
Cable and Satellite 0.4%
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	61,000	58,503
02/15/2026	5.750%	33,000	32,351
05/01/2027	5.125%	66,000	61,435
05/01/2027	5.875%	22,000	21,408
CSC Holdings LLC(a)
10/15/2025	6.625%	67,000	67,945
10/15/2025	10.875%	37,000	41,526
05/15/2026	5.500%	68,000	64,440
02/01/2028	5.375%	29,000	26,710
04/01/2028	7.500%	52,000	51,836
DISH DBS Corp.
03/15/2023	5.000%	25,000	20,591
11/15/2024	5.875%	32,000	25,751
07/01/2026	7.750%	80,000	66,184
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	28,000	27,020
NBCUniversal Media LLC
04/01/2041	5.950%	950,000	1,086,392
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	9,000	8,196
02/15/2025	6.625%	25,000	21,556
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	54,000	51,085
07/15/2026	5.375%	33,000	31,189
08/01/2027	5.000%	14,000	12,786
Sky PLC(a)
09/16/2024	3.750%	825,000	820,013
Time Warner Cable LLC
05/01/2037	6.550%	775,000	783,458
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	66,000	64,684
Virgin Media Finance PLC(a)
01/15/2025	5.750%	78,000	73,380
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	25,000	22,899
08/15/2026	5.500%	11,000	10,228
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	48,000	41,620
Ziggo BV(a)
01/15/2027	5.500%	58,000	52,200
Total			3,645,386
Chemicals 0.3%
Alpha 2 BV(a)
06/01/2023	8.750%	23,000	21,942
Angus Chemical Co.(a)
02/15/2023	8.750%	31,000	31,193
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	28,000	26,367
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	41,000	38,745
Celanese U.S. Holdings LLC
11/15/2022	4.625%	875,000	896,810
Chemours Co. (The)
05/15/2023	6.625%	16,000	16,160
05/15/2025	7.000%	21,000	21,312
Dow Chemical Co. (The)
11/01/2029	7.375%	275,000	332,894
Eastman Chemical Co.
12/01/2028	4.500%	650,000	646,266
INEOS Group Holdings SA(a)
08/01/2024	5.625%	33,000	29,286
Koppers, Inc.(a)
02/15/2025	6.000%	12,000	10,631
LYB International Finance BV
03/15/2044	4.875%	480,000	436,713
Platform Specialty Products Corp.(a)
02/01/2022	6.500%	6,000	6,028
12/01/2025	5.875%	61,000	56,997
PQ Corp.(a)
11/15/2022	6.750%	53,000	54,277
12/15/2025	5.750%	29,000	26,912
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	57,000	53,035
WR Grace & Co.(a)
10/01/2021	5.125%	29,000	28,806
Total			2,734,374
Construction Machinery 0.2%
Caterpillar Financial Services Corp.
06/01/2022	2.850%	775,000	765,417

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
H&E Equipment Services, Inc.
09/01/2025	5.625%	29,000	26,573
John Deere Capital Corp.
09/08/2022	2.150%	750,000	719,728
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	46,000	45,038
United Rentals North America, Inc.
09/15/2026	5.875%	38,000	36,139
12/15/2026	6.500%	10,000	9,850
05/15/2027	5.500%	42,000	38,951
01/15/2028	4.875%	1,000	878
Total			1,642,574
Consumer Cyclical Services 0.1%
ADT Corp. (The)
07/15/2022	3.500%	18,000	16,651
Amazon.com, Inc.
08/22/2027	3.150%	925,000	892,379
APX Group, Inc.
12/01/2020	8.750%	20,000	19,044
12/01/2022	7.875%	48,000	45,336
09/01/2023	7.625%	16,000	12,969
frontdoor, Inc.(a)
08/15/2026	6.750%	10,000	9,523
Realogy Group LLC/Co-Issuer Corp.(a)
12/01/2021	5.250%	39,000	37,155
Total			1,033,057
Consumer Products 0.1%
Energizer Gamma Acquisition, Inc.(a)
07/15/2026	6.375%	11,000	10,090
Mattel, Inc.(a)
12/31/2025	6.750%	29,000	25,924
Prestige Brands, Inc.(a)
03/01/2024	6.375%	43,000	41,535
Procter & Gamble Co. (The)
11/03/2026	2.450%	525,000	491,358
Resideo Funding, Inc.(a)
11/01/2026	6.125%	5,000	4,938
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	51,000	50,873
Spectrum Brands, Inc.
07/15/2025	5.750%	67,000	63,647
Total			688,365
Diversified Manufacturing 0.1%
Apergy Corp.
05/01/2026	6.375%	27,000	26,460
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BWX Technologies, Inc.(a)
07/15/2026	5.375%	7,000	6,779
Gates Global LLC/Co.(a)
07/15/2022	6.000%	38,000	37,030
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	22,000	21,699
TriMas Corp.(a)
10/15/2025	4.875%	23,000	21,389
United Technologies Corp.
08/16/2025	3.950%	785,000	779,580
WESCO Distribution, Inc.
12/15/2021	5.375%	27,000	26,675
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	25,000	26,292
Total			945,904
Electric 1.2%
AES Corp.
03/15/2023	4.500%	14,000	13,649
09/01/2027	5.125%	32,000	30,918
Arizona Public Service Co.
04/01/2042	4.500%	325,000	328,623
Berkshire Hathaway Energy Co.
02/01/2025	3.500%	800,000	791,742
Calpine Corp.
01/15/2025	5.750%	13,000	11,873
Calpine Corp.(a)
06/01/2026	5.250%	22,000	20,075
Clearway Energy Operating LLC
08/15/2024	5.375%	84,000	79,881
Clearway Energy Operating LLC(a)
10/15/2025	5.750%	18,000	17,193
CMS Energy Corp.
03/01/2024	3.875%	715,000	723,360
Commonwealth Edison Co.
08/15/2028	3.700%	875,000	883,452
Consolidated Edison Co. of New York, Inc.
12/01/2045	4.500%	550,000	553,251
Dominion Energy, Inc.
10/01/2025	3.900%	800,000	795,041
DTE Energy Co.
04/15/2033	6.375%	750,000	888,343
Indiana Michigan Power Co.
03/15/2037	6.050%	750,000	871,948
NextEra Energy Capital Holdings, Inc.
06/15/2023	3.625%	725,000	717,875

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	29,000	25,769
NRG Energy, Inc.
05/15/2026	7.250%	8,000	8,336
01/15/2027	6.625%	33,000	33,405
Pacific Gas & Electric Co.
03/01/2037	5.800%	835,000	773,855
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	35,000	33,777
PPL Capital Funding, Inc.
06/01/2023	3.400%	850,000	833,162
Progress Energy, Inc.
03/01/2031	7.750%	690,000	911,162
Public Service Co. of Colorado
05/15/2025	2.900%	650,000	622,653
Southern California Edison Co.
09/01/2040	4.500%	480,000	469,351
Southern Co. (The)
07/01/2046	4.400%	1,100,000	1,013,679
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	47,000	41,712
Vistra Energy Corp.
11/01/2024	7.625%	36,000	38,079
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	10,000	9,708
WEC Energy Group, Inc.
06/15/2025	3.550%	950,000	923,489
Total			12,465,361
Finance Companies 0.2%
Avolon Holdings Funding Ltd.(a)
01/15/2023	5.500%	40,000	38,693
10/01/2023	5.125%	21,000	20,169
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	1,550,000	1,299,047
iStar, Inc.
04/01/2022	6.000%	27,000	25,785
Navient Corp.
06/15/2022	6.500%	29,000	27,037
01/25/2023	5.500%	53,000	46,465
10/25/2024	5.875%	7,000	5,867
06/15/2026	6.750%	45,000	37,354
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%	4,000	3,883
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	30,000	27,034
Quicken Loans, Inc.(a)
05/01/2025	5.750%	63,000	58,882
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Springleaf Finance Corp.
03/15/2023	5.625%	26,000	23,815
03/15/2025	6.875%	20,000	17,855
03/15/2026	7.125%	11,000	9,827
Total			1,641,713
Food and Beverage 0.6%
Anheuser-Busch InBev Worldwide, Inc.
01/15/2042	4.950%	1,350,000	1,259,202
Aramark Services, Inc.
01/15/2024	5.125%	27,000	26,770
B&G Foods, Inc.
06/01/2021	4.625%	34,000	33,252
04/01/2025	5.250%	34,000	31,640
Bacardi Ltd.(a)
05/15/2038	5.150%	1,000,000	920,679
Diageo Capital PLC
07/15/2020	4.828%	575,000	589,570
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	30,000	25,252
General Mills, Inc.
04/17/2025	4.000%	700,000	689,901
Kraft Heinz Co. (The)(a)
02/15/2025	4.875%	1,000,000	995,842
Molson Coors Brewing Co.
05/01/2042	5.000%	475,000	448,688
PepsiCo, Inc.
02/24/2026	2.850%	800,000	763,426
Post Holdings, Inc.(a)
08/15/2026	5.000%	48,000	43,729
03/01/2027	5.750%	89,000	83,412
01/15/2028	5.625%	15,000	13,814
Total			5,925,177
Gaming 0.0%
Boyd Gaming Corp.
05/15/2023	6.875%	26,000	26,256
04/01/2026	6.375%	24,000	23,169
08/15/2026	6.000%	12,000	11,299
Eldorado Resorts, Inc.
04/01/2025	6.000%	42,000	40,536
Eldorado Resorts, Inc.(a)
09/15/2026	6.000%	16,000	15,118
International Game Technology PLC(a)
02/15/2022	6.250%	21,000	21,045
02/15/2025	6.500%	45,000	44,638
01/15/2027	6.250%	8,000	7,673

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	16,000	15,836
01/15/2028	4.500%	24,000	21,047
MGM Resorts International
03/15/2023	6.000%	54,000	54,176
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	25,000	22,440
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	13,000	12,653
Scientific Games International, Inc.
12/01/2022	10.000%	52,000	52,689
Scientific Games International, Inc.(a)
10/15/2025	5.000%	53,000	47,472
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	16,000	15,549
Tunica-Biloxi Gaming Authority(a)
12/15/2020	3.780%	26,753	7,157
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	29,000	27,251
Total			466,004
Health Care 0.6%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	49,000	47,169
Avantor, Inc.(a)
10/01/2025	9.000%	27,000	26,985
Becton Dickinson and Co.
06/06/2027	3.700%	1,275,000	1,207,577
Cardinal Health, Inc.
06/15/2027	3.410%	1,100,000	999,555
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	40,000	37,355
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	8,000	7,900
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	22,000	20,012
Covidien International Finance SA
06/15/2022	3.200%	700,000	697,856
CVS Health Corp.
03/25/2048	5.050%	900,000	878,071
DaVita, Inc.
07/15/2024	5.125%	15,000	14,061
05/01/2025	5.000%	8,000	7,259
Express Scripts Holding Co.
07/15/2046	4.800%	800,000	763,509
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.
03/15/2024	5.000%	44,000	43,668
04/15/2025	5.250%	118,000	117,757
02/15/2026	5.875%	30,000	30,106
Hill-Rom Holdings, Inc.(a)
09/01/2023	5.750%	27,000	27,018
02/15/2025	5.000%	18,000	17,182
Hologic, Inc.(a)
02/01/2028	4.625%	28,000	25,340
IQVIA, Inc.(a)
05/15/2023	4.875%	24,000	23,556
McKesson Corp.
02/16/2028	3.950%	800,000	769,318
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	47,000	43,828
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	20,000	18,270
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	51,000	48,833
Teleflex, Inc.
11/15/2027	4.625%	19,000	17,685
Tenet Healthcare Corp.
04/01/2022	8.125%	21,000	21,027
06/15/2023	6.750%	29,000	27,224
07/15/2024	4.625%	49,000	45,643
05/01/2025	5.125%	11,000	10,267
Total			5,994,031
Healthcare Insurance 0.2%
Anthem, Inc.
03/01/2028	4.101%	925,000	908,627
Centene Corp.
02/15/2024	6.125%	43,000	44,079
01/15/2025	4.750%	27,000	25,811
Centene Corp.(a)
06/01/2026	5.375%	41,000	40,037
Halfmoon Parent, Inc.(a)
12/15/2048	4.900%	181,000	176,990
UnitedHealth Group, Inc.
01/15/2027	3.450%	950,000	938,085
WellCare Health Plans, Inc.
04/01/2025	5.250%	43,000	41,396
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%	23,000	22,240
Total			2,197,265

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Construction 0.0%
Lennar Corp.
12/15/2021	6.250%	36,000	36,655
11/15/2024	5.875%	66,000	66,110
Meritage Homes Corp.
06/01/2025	6.000%	31,000	29,454
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2021	5.250%	10,000	9,900
03/01/2024	5.625%	46,000	43,702
Total			185,821
Independent Energy 0.4%
Anadarko Petroleum Corp.
09/15/2036	6.450%	575,000	611,372
California Resources Corp.(a)
12/15/2022	8.000%	10,000	6,762
Callon Petroleum Co.
10/01/2024	6.125%	14,000	13,080
07/01/2026	6.375%	44,000	40,972
Canadian Natural Resources Ltd.
02/01/2025	3.900%	1,100,000	1,067,035
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	51,000	47,128
Centennial Resource Production LLC(a)
01/15/2026	5.375%	28,000	26,066
Chaparral Energy, Inc.(a)
07/15/2023	8.750%	18,000	12,876
Chesapeake Energy Corp.
10/01/2026	7.500%	34,000	29,070
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	58,000	52,681
Diamondback Energy, Inc.
05/31/2025	5.375%	18,000	17,562
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%	5,000	5,076
01/30/2028	5.750%	40,000	40,802
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	21,000	17,487
02/01/2026	5.625%	15,000	11,201
Halcon Resources Corp.
02/15/2025	6.750%	62,000	45,260
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	17,000	14,641
Jagged Peak Energy LLC(a)
05/01/2026	5.875%	29,000	26,917
Laredo Petroleum, Inc.
03/15/2023	6.250%	42,000	37,759
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Matador Resources Co.
09/15/2026	5.875%	39,000	35,903
MEG Energy Corp.(a)
01/15/2025	6.500%	6,000	6,090
Noble Energy, Inc.
03/01/2041	6.000%	700,000	683,813
Parsley Energy LLC/Finance Corp.(a)
08/15/2025	5.250%	56,000	50,837
10/15/2027	5.625%	56,000	51,006
PDC Energy, Inc.
09/15/2024	6.125%	53,000	49,112
QEP Resources, Inc.
03/01/2026	5.625%	11,000	9,146
Range Resources Corp.
08/15/2022	5.000%	17,000	15,221
SM Energy Co.
09/15/2026	6.750%	59,000	52,744
01/15/2027	6.625%	13,000	11,505
Whiting Petroleum Corp.
03/15/2021	5.750%	22,000	20,930
01/15/2026	6.625%	11,000	9,407
Woodside Finance Ltd.(a)
03/05/2025	3.650%	1,000,000	959,284
WPX Energy, Inc.
01/15/2022	6.000%	11,000	10,734
09/15/2024	5.250%	30,000	27,240
06/01/2026	5.750%	25,000	22,784
Total			4,139,503
Integrated Energy 0.2%
BP Capital Markets PLC
09/19/2027	3.279%	1,000,000	950,760
Cenovus Energy, Inc.
04/15/2027	4.250%	725,000	660,180
Suncor Energy, Inc.
12/01/2024	3.600%	750,000	733,987
Total			2,344,927
Leisure 0.0%
Boyne U.S.A., Inc.(a)
05/01/2025	7.250%	26,000	26,781
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	22,000	21,549
Cinemark U.S.A., Inc.
06/01/2023	4.875%	27,000	25,920
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	23,000	21,885
03/15/2026	5.625%	8,000	7,880

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Viking Cruises Ltd.(a)
09/15/2027	5.875%	29,000	27,080
Total			131,095
Life Insurance 0.6%
American International Group, Inc.
07/10/2025	3.750%	850,000	813,976
Brighthouse Financial, Inc.
06/22/2027	3.700%	900,000	760,327
Five Corners Funding Trust(a)
11/15/2023	4.419%	850,000	874,731
High Street Funding Trust I(a)
02/15/2028	4.111%	800,000	793,369
MetLife Global Funding I(a)
12/18/2026	3.450%	725,000	709,860
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2047	3.850%	750,000	673,258
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	900,000	873,543
Total			5,499,064
Lodging 0.0%
Marriott Ownership Resorts, Inc.(a)
09/15/2026	6.500%	5,000	4,821
Media and Entertainment 0.3%
21st Century Fox America, Inc.
03/15/2033	6.550%	400,000	501,611
Discovery Communications LLC
06/01/2040	6.350%	600,000	629,140
Lamar Media Corp.
01/15/2024	5.375%	27,000	27,120
Match Group, Inc.
06/01/2024	6.375%	42,000	42,885
Netflix, Inc.
04/15/2028	4.875%	68,000	62,049
Netflix, Inc.(a)
11/15/2028	5.875%	51,000	49,636
05/15/2029	6.375%	40,000	39,696
Outfront Media Capital LLC/Corp.
02/15/2022	5.250%	11,000	10,959
03/15/2025	5.875%	41,000	40,219
RELX Capital, Inc.
10/15/2022	3.125%	1,190,000	1,167,158
Warner Media LLC
01/15/2026	3.875%	900,000	859,905
Total			3,430,378
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.1%
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	29,000	29,150
Constellium NV(a)
05/15/2024	5.750%	22,000	20,321
02/15/2026	5.875%	55,000	49,016
Freeport-McMoRan, Inc.
11/14/2024	4.550%	72,000	66,786
03/15/2043	5.450%	87,000	66,229
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	19,000	18,371
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	27,000	26,693
01/15/2025	7.625%	43,000	41,992
Novelis Corp.(a)
09/30/2026	5.875%	64,000	56,360
Teck Resources Ltd.(a)
06/01/2024	8.500%	30,000	32,183
Teck Resources Ltd.
07/15/2041	6.250%	80,000	75,819
Total			482,920
Midstream 0.6%
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	22,000	20,717
Cheniere Energy Partners LP(a)
10/01/2026	5.625%	33,000	31,047
DCP Midstream Operating LP
07/15/2025	5.375%	16,000	15,658
04/01/2044	5.600%	24,000	20,452
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	39,000	37,613
Energy Transfer Equity LP
06/01/2027	5.500%	66,000	64,469
Energy Transfer Partners LP
02/01/2042	6.500%	600,000	605,047
Enterprise Products Operating LLC
02/01/2041	5.950%	525,000	577,007
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	70,000	68,567
Kinder Morgan Energy Partners LP
03/01/2044	5.500%	1,175,000	1,144,798
MPLX LP
02/15/2049	5.500%	785,000	760,814

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NGPL PipeCo LLC(a)
08/15/2022	4.375%	10,000	9,785
08/15/2027	4.875%	13,000	12,334
12/15/2037	7.768%	8,000	9,123
NuStar Logistics LP
04/28/2027	5.625%	13,000	12,093
Plains All American Pipeline LP/Finance Corp.
01/15/2037	6.650%	775,000	798,720
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	25,000	23,613
Southern Natural Gas Co. LLC(a)
03/15/2047	4.800%	370,000	353,164
Sunoco LP/Finance Corp.
01/15/2023	4.875%	11,000	10,746
02/15/2026	5.500%	34,000	32,083
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/2024	5.500%	18,000	17,671
01/15/2028	5.500%	25,000	24,103
Targa Resources Partners LP/Finance Corp.(a)
04/15/2026	5.875%	9,000	8,763
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	84,000	78,821
01/15/2028	5.000%	77,000	69,788
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	28,000	25,151
Western Gas Partners LP
08/15/2048	5.500%	700,000	618,652
Williams Companies, Inc. (The)
01/15/2025	3.900%	1,013,000	983,108
Total			6,433,907
Natural Gas 0.2%
NiSource, Inc.
02/15/2044	4.800%	900,000	872,113
Sempra Energy
11/15/2025	3.750%	1,100,000	1,061,888
Total			1,934,001
Office REIT 0.1%
Boston Properties LP
02/01/2026	3.650%	700,000	678,506
Oil Field Services 0.0%
Calfrac Holdings LP(a)
06/15/2026	8.500%	10,000	7,552
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	13,000	10,792
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nabors Industries, Inc.
01/15/2023	5.500%	15,000	11,884
02/01/2025	5.750%	58,000	43,772
Rowan Companies, Inc.
01/15/2024	4.750%	18,000	13,312
SESI LLC
12/15/2021	7.125%	4,000	3,399
09/15/2024	7.750%	36,000	28,622
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	8,000	7,677
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	6,000	5,781
Transocean, Inc.(a)
01/15/2026	7.500%	9,000	7,911
U.S.A. Compression Partners LP/Finance Corp.(a)
04/01/2026	6.875%	21,000	20,152
Weatherford International Ltd.
06/15/2021	7.750%	12,000	9,021
06/15/2023	8.250%	4,000	2,385
Total			172,260
Other Financial Institutions 0.0%
Icahn Enterprises LP/Finance Corp.
02/01/2022	6.250%	23,000	22,940
Other Industry 0.0%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	32,000	28,880
WeWork Companies, Inc.(a)
05/01/2025	7.875%	18,000	15,969
Total			44,849
Other REIT 0.0%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	27,000	26,463
03/15/2027	5.375%	48,000	46,878
Total			73,341
Packaging 0.0%
ARD Finance SA PIK
09/15/2023	7.125%	11,000	9,964
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2024	7.250%	62,000	61,447
02/15/2025	6.000%	43,000	39,730
Berry Global, Inc.
10/15/2022	6.000%	24,000	24,217
07/15/2023	5.125%	36,000	35,648
BWAY Holding Co.(a)
04/15/2024	5.500%	23,000	21,656

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	19

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	23,000	20,758
Multi-Color Corp.(a)
11/01/2025	4.875%	29,000	24,931
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	28,104	28,031
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	26,000	24,738
07/15/2024	7.000%	55,000	51,975
Total			343,095
Pharmaceuticals 0.4%
AbbVie, Inc.
05/14/2025	3.600%	1,000,000	961,298
Allergan Funding SCS
03/15/2035	4.550%	900,000	856,399
Amgen, Inc.
03/15/2040	5.750%	390,000	435,424
Bausch Health Companies, Inc.(a)
12/01/2021	5.625%	38,000	37,561
05/15/2023	5.875%	11,000	10,147
03/15/2024	7.000%	7,000	7,090
04/15/2025	6.125%	93,000	80,830
11/01/2025	5.500%	16,000	14,952
12/15/2025	9.000%	25,000	24,931
04/01/2026	9.250%	13,000	13,041
01/31/2027	8.500%	9,000	8,719
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	19,000	17,872
Gilead Sciences, Inc.
02/01/2025	3.500%	650,000	634,957
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	54,000	51,654
Roche Holdings, Inc.(a)
09/30/2024	3.350%	510,000	510,842
Total			3,665,717
Property & Casualty 0.4%
Berkshire Hathaway, Inc.
03/15/2026	3.125%	750,000	727,015
CNA Financial Corp.
03/01/2026	4.500%	675,000	674,401
Hartford Financial Services Group, Inc. (The)
04/15/2022	5.125%	700,000	734,237
HUB International Ltd.(a)
05/01/2026	7.000%	30,000	27,105
Loews Corp.
04/01/2026	3.750%	850,000	839,893
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transatlantic Holdings, Inc.
11/30/2039	8.000%	450,000	614,691
Total			3,617,342
Railroads 0.1%
CSX Corp.
03/15/2044	4.100%	640,000	594,676
Union Pacific Corp.
09/15/2037	3.600%	715,000	639,593
Total			1,234,269
Refining 0.0%
Marathon Petroleum Corp.
03/01/2041	6.500%	395,000	424,978
Restaurants 0.0%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2022	4.625%	55,000	53,219
10/15/2025	5.000%	10,000	9,200
IRB Holding Corp.(a)
02/15/2026	6.750%	29,000	25,212
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	36,000	34,762
Total			122,393
Retail REIT 0.2%
Kimco Realty Corp.
10/01/2026	2.800%	1,200,000	1,080,053
Simon Property Group LP
02/01/2040	6.750%	675,000	862,833
Total			1,942,886
Retailers 0.2%
Hanesbrands, Inc.(a)
05/15/2024	4.625%	22,000	20,610
L Brands, Inc.
11/01/2035	6.875%	16,000	13,378
Lowe’s Companies, Inc.
04/15/2026	2.500%	1,000,000	889,287
Party City Holdings, Inc.(a)
08/15/2023	6.125%	3,000	2,942
08/01/2026	6.625%	8,000	7,276
Penske Automotive Group, Inc.
10/01/2022	5.750%	11,000	10,956
12/01/2024	5.375%	10,000	9,364
05/15/2026	5.500%	7,000	6,510
Target Corp.
04/15/2026	2.500%	750,000	699,928
Total			1,660,251

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	11,000	9,625
Kroger Co. (The)
01/15/2048	4.650%	985,000	888,296
Total			897,921
Technology 0.5%
Apple, Inc.
02/09/2024	3.000%	1,000,000	985,497
Ascend Learning LLC(a)
08/01/2025	6.875%	20,000	19,218
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	900,000	806,974
Camelot Finance SA(a)
10/15/2024	7.875%	44,000	42,566
CDK Global, Inc.
06/01/2027	4.875%	29,000	27,238
CommScope Technologies LLC(a)
06/15/2025	6.000%	19,000	17,315
03/15/2027	5.000%	17,000	13,782
Equinix, Inc.
01/15/2026	5.875%	75,000	76,018
05/15/2027	5.375%	32,000	31,639
First Data Corp.(a)
08/15/2023	5.375%	37,000	36,304
Gartner, Inc.(a)
04/01/2025	5.125%	55,000	53,490
Informatica LLC(a)
07/15/2023	7.125%	28,000	27,293
Iron Mountain, Inc.
08/15/2024	5.750%	39,000	37,081
Microsoft Corp.
02/06/2024	2.875%	900,000	890,240
NCR Corp.
12/15/2021	5.875%	31,000	30,495
07/15/2022	5.000%	10,000	9,430
12/15/2023	6.375%	37,000	35,820
NXP BV/Funding LLC(a)
12/01/2028	5.550%	500,000	511,416
Oracle Corp.
04/15/2038	6.500%	750,000	938,519
PTC, Inc.
05/15/2024	6.000%	53,000	53,139
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	37,000	34,598
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	11,000	10,587
11/15/2026	8.250%	51,000	46,605
Sensata Technologies UK Financing Co. PLC(a)
02/15/2026	6.250%	21,000	21,199
Symantec Corp.(a)
04/15/2025	5.000%	54,000	50,525
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	39,000	36,734
Verscend Escrow Corp.(a)
08/15/2026	9.750%	26,000	24,436
Total			4,868,158
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	2,000	1,940
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	52,000	45,084
ERAC U.S.A. Finance LLC(a)
10/15/2037	7.000%	500,000	615,197
Hertz Corp. (The)(a)
06/01/2022	7.625%	45,000	42,524
XPO Logistics, Inc.(a)
06/15/2022	6.500%	32,000	31,689
Total			736,434
Wireless 0.2%
Altice France SA(a)
05/01/2026	7.375%	100,000	91,720
02/01/2027	8.125%	19,000	17,908
Altice Luxembourg SA(a)
05/15/2022	7.750%	17,000	15,500
American Tower Corp.
07/15/2027	3.550%	775,000	727,433
Rogers Communications, Inc.
11/15/2026	2.900%	750,000	695,789
SBA Communications Corp.
09/01/2024	4.875%	61,000	57,862
Sprint Communications, Inc.(a)
03/01/2020	7.000%	30,000	30,790
Sprint Corp.
02/15/2025	7.625%	102,000	102,961
03/01/2026	7.625%	45,000	44,919
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	111,000	113,299
02/01/2026	4.500%	15,000	13,855
02/01/2028	4.750%	18,000	16,566

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	21

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wind Tre SpA(a)
01/20/2026	5.000%	64,000	52,443
Total			1,981,045
Wirelines 0.5%
AT&T, Inc.
08/15/2040	6.000%	1,350,000	1,379,977
CenturyLink, Inc.
03/15/2022	5.800%	55,000	52,822
04/01/2024	7.500%	31,000	30,034
04/01/2025	5.625%	23,000	20,266
Deutsche Telekom International Finance BV(a)
06/21/2028	4.375%	700,000	691,041
Frontier Communications Corp.
09/15/2022	10.500%	8,000	5,549
01/15/2025	6.875%	21,000	10,682
09/15/2025	11.000%	15,000	9,347
Frontier Communications Corp.(a)
04/01/2026	8.500%	14,000	12,249
Level 3 Financing, Inc.
08/15/2022	5.375%	8,000	7,841
02/01/2023	5.625%	19,000	18,682
01/15/2024	5.375%	10,000	9,525
03/15/2026	5.250%	16,000	14,850
Orange SA
07/08/2019	5.375%	875,000	884,477
Telecom Italia Capital SA
09/30/2034	6.000%	26,000	22,464
Telecom Italia SpA(a)
05/30/2024	5.303%	29,000	27,502
Telefonica Emisiones SAU
06/20/2036	7.045%	550,000	628,864
Verizon Communications, Inc.
08/10/2033	4.500%	1,400,000	1,383,255
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	54,000	48,058
Total			5,257,485
Total Corporate Bonds & Notes (Cost $122,097,155)			117,635,920

Exchange-Traded Funds 0.9%
	Shares	Value ($)
iShares Core MSCI EAFE ETF	168,620	9,274,100
Total Exchange-Traded Funds (Cost $11,306,141)		9,274,100
Foreign Government Obligations(f) 0.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.3%
Province of Ontario
05/21/2020	1.875%	1,445,000	1,428,709
Province of Quebec
07/29/2020	3.500%	1,300,000	1,316,305
Total			2,745,014
Mexico 0.1%
Petroleos Mexicanos
03/13/2027	6.500%	1,700,000	1,601,918
Total Foreign Government Obligations (Cost $4,490,032)			4,346,932

Inflation-Indexed Bonds 0.7%

United States 0.7%
U.S. Treasury Inflation-Indexed Bond
04/15/2022	0.125%	7,304,876	7,069,680
Total Inflation-Indexed Bonds (Cost $7,119,820)			7,069,680

Residential Mortgage-Backed Securities - Agency 7.4%

Federal Home Loan Mortgage Corp.
01/01/2030- 04/01/2046	3.500%	14,486,994	14,570,039
04/01/2032- 06/01/2037	6.000%	254,935	277,261
04/01/2032	7.000%	40,669	45,044
05/01/2032- 07/01/2032	6.500%	346,894	376,538
01/01/2034- 05/01/2041	5.000%	862,165	913,140
02/01/2038	5.500%	406,769	435,706
05/01/2039- 08/01/2041	4.500%	2,375,458	2,486,034
07/01/2043	3.000%	2,128,336	2,090,900
01/01/2045- 12/01/2045	4.000%	6,795,691	6,940,273
Federal Home Loan Mortgage Corp.(g)
01/14/2049	3.500%	3,575,000	3,572,943
Federal National Mortgage Association
05/01/2024- 12/01/2028	6.000%	66,971	72,069
03/01/2026- 12/01/2032	7.000%	505,344	527,220
10/01/2026- 01/01/2048	3.500%	10,706,958	10,766,052
11/01/2026- 03/01/2048	4.000%	9,701,271	9,903,888
08/01/2028- 09/01/2032	6.500%	144,393	157,450

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/01/2038- 03/01/2038	5.500%	266,614	283,657
10/01/2046	3.000%	699,547	682,255
Federal National Mortgage Association(g)
01/17/2034	4.000%	5,300,000	5,425,047
01/14/2049	4.500%	13,500,000	13,979,092
Federal National Mortgage Association(h)
10/01/2040	4.500%	412,842	432,427
Total Residential Mortgage-Backed Securities - Agency (Cost $74,494,482)			73,937,035

Residential Mortgage-Backed Securities - Non-Agency 5.5%

Angel Oak Mortgage Trust I LLC(a),(i)
CMO Series 2018-3 Class A3
09/25/2048	3.853%	1,373,769	1,378,472
Angel Oak Mortgage Trust LLC(a),(i)
CMO Series 2017-1 Class A1
01/25/2047	2.810%	180,675	179,591
Arroyo Mortgage Trust(a),(i)
CMO Series 2018-1 Class A1
04/25/2048	3.763%	1,586,426	1,601,761
Bayview Opportunity Master Fund IVA Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	492,705	493,331
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2018-RN9 Class A1
10/29/2033	4.213%	1,899,372	1,902,031
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1A
1-month USD LIBOR + 0.950% 08/25/2028	3.456%	1,455,000	1,454,464
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	3.596%	3,585,026	3,545,861
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A1
05/25/2046	3.000%	66,464	66,048
CMO Series 2018-3 Class A1
10/26/2048	3.692%	1,173,478	1,179,765
COLT Mortgage Loan Trust(a),(i)
CMO Series 2016-2 Class A1
09/25/2046	2.750%	191,008	190,082
CMO Series 2017-1 Class A1
05/27/2047	2.614%	408,366	397,993
CMO Series 2018-2 Class A1
07/27/2048	3.470%	609,814	607,189
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-4 Class A1
12/28/2048	4.006%	1,956,071	1,967,293
CSMC Trust(a),(i)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	3,629,338	3,673,448
Deephaven Residential Mortgage Trust(a),(i)
CMO Series 2017-1A Class A1
12/26/2046	2.725%	358,688	352,374
CMO Series 2018-3A Class A3
08/25/2058	3.963%	832,505	838,443
CMO Series 2018-4A Class A1
10/25/2058	4.080%	3,320,856	3,341,457
Homeward Opportunities Fund I Trust(a),(c)
CMO Series 2018-2 Class A3
11/25/2058	4.239%	1,500,000	1,499,993
MetLife Securitization Trust(a)
CMO Series 2018-1A Class A
03/25/2057	3.750%	1,057,278	1,066,869
MFA Trust(a),(i)
CMO Series 2017-RPL1 Class A1
02/25/2057	2.588%	811,610	794,960
Mill City Mortgage Loan Trust(a)
CMO Series 2018-3 Class A1
08/25/2058	3.500%	2,403,384	2,393,799
Mill City Mortgage Trust(a)
CMO Series 2015-2 Class A1
09/25/2057	3.000%	846	845
CMO Series 2016-1 Class A1
04/25/2057	2.500%	526,354	514,177
New Residential Mortgage Loan Trust(a)
CMO Series 2016-3A Class A1
09/25/2056	3.750%	431,524	432,856
CMO Series 2018-NQM1 Class A1
11/25/2048	3.986%	2,714,290	2,769,314
CMO Series 2018-NQM1 Class A3
11/25/2048	4.138%	848,215	865,367
New Residential Mortgage Loan Trust(a),(i)
CMO Series 2017-3A Class A1
04/25/2057	4.000%	620,648	624,392
RCO Trust(a),(i)
CMO Series 2018-VFS1 Class A1
12/26/2053	4.270%	3,368,970	3,386,255
RCO V Mortgage LLC(a),(i)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	1,892,834	1,887,912
Starwood Mortgage Residential Trust(a),(i)
CMO Series 2018-IMC1 Class A3
03/25/2048	3.977%	873,121	878,492

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	23

Portfolio of Investments  (continued)
December 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Towd Point Mortgage Trust(a)
CMO Series 15-5 Class A1
05/25/2055	3.500%	652,253	648,525
CMO Series 2015-6 Class A1
04/25/2055	3.500%	745,395	743,257
CMO Series 2016-1 Class A1
02/25/2055	3.500%	629,207	625,522
CMO Series 2016-2 Class A1
08/25/2055	3.000%	849,997	836,077
CMO Series 2016-3 Class A1
04/25/2056	2.250%	420,802	411,141
CMO Series 2017-1 Class A1
10/25/2056	2.750%	535,136	524,473
CMO Series 2017-4 Class A1
06/25/2057	2.750%	908,598	887,166
Towd Point Mortgage Trust(a),(i)
CMO Series 2018-1 Class A1
01/25/2058	3.000%	625,825	614,393
CMO Series 2018-5 Class A1
08/25/2058	3.250%	1,259,548	1,243,574
CMO Series 2018-6 Class A1A
03/25/2058	3.750%	2,577,983	2,583,410
Vericrest Opportunity Loan Transferee LXX LLC(a),(i)
CMO Series 2018-NPL6 Class A1A
09/25/2048	4.115%	798,253	792,666
Vericrest Opportunity Loan Transferee LXXI LLC(a)
CMO Series 2018-NPL7 Class A1A
09/25/2048	3.967%	682,336	678,640
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1A
10/26/2048	4.213%	1,816,164	1,812,698
Verus Securitization Trust(a),(i)
CMO Series 2017-1A Class A1
01/25/2047	2.853%	335,041	332,020
CMO Series 2018-2 Class A3
06/01/2058	3.830%	1,852,600	1,860,617
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $54,893,767)			54,879,013

Senior Loans 0.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
Starfruit Finco BV/US Holdco LLC/AzkoNobel(b),(j)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	5.599%	18,000	17,190
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.0%
Serta Simmons Bedding LLC(b),(j)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% Floor 1.000% 11/08/2024	10.432%	26,322	18,601
Food and Beverage 0.0%
8th Avenue Food & Provisions, Inc.(b),(j)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	6.099%	10,225	9,995
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	10.099%	4,859	4,780
Total			14,775
Pharmaceuticals 0.0%
Bausch Health Companies, Inc.(b),(j)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	5.379%	6,738	6,421
Property & Casualty 0.0%
Hub International Ltd.(b),(j)
Term Loan
3-month USD LIBOR + 2.750% 04/25/2025	5.240%	6,965	6,562
Technology 0.0%
Ascend Learning LLC(b),(j)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	5.522%	4,937	4,654
Financial & Risk US Holdings, Inc./Refinitiv(a),(b),(j),(k)
Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	6.272%	66,849	63,506
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(b),(j)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	5.772%	14,739	14,168
Hyland Software, Inc.(b),(j)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 0.750% 07/01/2024	6.022%	8,171	7,901

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Misys Ltd./Almonde/Tahoe(b),(j)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024	6.303%	18,290	16,997
Total			107,226
Total Senior Loans (Cost $185,666)			170,775

U.S. Government & Agency Obligations 1.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks(b)
1-month USD LIBOR + 0.000% 09/25/2020	2.506%	10,565,000	10,554,372
Total U.S. Government & Agency Obligations (Cost $10,565,719)			10,554,372

U.S. Treasury Obligations 2.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/15/2045	2.500%	23,150,000	20,969,968
Total U.S. Treasury Obligations (Cost $20,798,688)			20,969,968

Money Market Funds 5.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(l),(m)	52,213,498	52,208,276
Total Money Market Funds (Cost $52,211,849)		52,208,276
Total Investments in Securities (Cost: $1,004,427,612)		1,027,847,965
Other Assets & Liabilities, Net		(23,825,283)
Net Assets		1,004,022,682

At December 31, 2018, securities and/or cash totaling $336,579 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	77	03/2019	USD	9,395,203	221,823	—
U.S. Treasury 5-Year Note	40	03/2019	USD	4,587,500	73,674	—
U.S. Ultra Treasury Bond	44	03/2019	USD	7,068,875	276,501	—
Total					571,998	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $138,652,179, which represents 13.81% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2018.
(c)	Valuation based on significant unobservable inputs.
(d)	Non-income producing investment.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2018.
(f)	Principal and interest may not be guaranteed by the government.
(g)	Represents a security purchased on a when-issued basis.
(h)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(i)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	25

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments  (continued)
(j)	The stated interest rate represents the weighted average interest rate at December 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(k)	Represents a security purchased on a forward commitment basis.
(l)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	70,426,566	337,743,161	(355,956,229)	52,213,498	(1,451)	(4,502)	1,196,156	52,208,276
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	47,365,469	1,405,754	—	48,771,223
Commercial Mortgage-Backed Securities - Agency	—	14,676,550	—	—	14,676,550
Commercial Mortgage-Backed Securities - Non-Agency	—	28,340,223	—	—	28,340,223
Common Stocks
Communication Services	76,868,668	—	—	—	76,868,668
Consumer Discretionary	60,560,995	—	—	—	60,560,995
Consumer Staples	34,524,710	—	—	—	34,524,710
Energy	30,995,676	—	—	—	30,995,676
Financials	92,612,201	—	—	—	92,612,201
Health Care	99,362,975	—	—	—	99,362,975
Industrials	34,101,132	—	—	—	34,101,132
Information Technology	123,306,004	—	—	—	123,306,004
Materials	13,733,990	—	—	—	13,733,990
Real Estate	13,433,604	—	—	—	13,433,604
Utilities	5,513,943	—	—	—	5,513,943
Total Common Stocks	585,013,898	—	—	—	585,013,898
Corporate Bonds & Notes	—	117,635,920	—	—	117,635,920
Exchange-Traded Funds	9,274,100	—	—	—	9,274,100
Foreign Government Obligations	—	4,346,932	—	—	4,346,932
Inflation-Indexed Bonds	—	7,069,680	—	—	7,069,680
Residential Mortgage-Backed Securities - Agency	—	73,937,035	—	—	73,937,035
Residential Mortgage-Backed Securities - Non-Agency	—	53,379,020	1,499,993	—	54,879,013
Senior Loans	—	170,775	—	—	170,775
U.S. Government & Agency Obligations	—	10,554,372	—	—	10,554,372
U.S. Treasury Obligations	20,969,968	—	—	—	20,969,968
Money Market Funds	—	—	—	52,208,276	52,208,276
Total Investments in Securities	615,257,966	357,475,976	2,905,747	52,208,276	1,027,847,965
Investments in Derivatives
Asset
Futures Contracts	571,998	—	—	—	571,998
Total	615,829,964	357,475,976	2,905,747	52,208,276	1,028,419,963
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	27

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
9,720	—	—	9,720
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset backed securities and residential mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize a single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $952,215,763)	$975,639,689
Affiliated issuers (cost $52,211,849)	52,208,276
Cash	672
Receivable for:
Investments sold	3,700,461
Dividends	743,646
Interest	2,342,255
Foreign tax reclaims	27,458
Variation margin for futures contracts	66,203
Prepaid expenses	3,669
Total assets	1,034,732,329
Liabilities
Payable for:
Investments purchased	6,098,354
Investments purchased on a delayed delivery basis	22,863,971
Capital shares purchased	734,761
Management services fees	604,151
Distribution and/or service fees	108,995
Service fees	52,027
Compensation of board members	79,541
Compensation of chief compliance officer	242
Other expenses	167,605
Total liabilities	30,709,647
Net assets applicable to outstanding capital stock	$1,004,022,682
Represented by
Trust capital	$1,004,022,682
Total - representing net assets applicable to outstanding capital stock	$1,004,022,682
Class 1
Net assets	$3,074
Shares outstanding	121
Net asset value per share(a)	$25.35
Class 2
Net assets	$3,039
Shares outstanding	121
Net asset value per share(a)	$25.06
Class 3
Net assets	$1,004,016,569
Shares outstanding	39,772,679
Net asset value per share	$25.24

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	29

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$13,012,162
Dividends — affiliated issuers	1,196,156
Interest	11,408,700
Interfund lending	730
Foreign taxes withheld	(49,176)
Total income	25,568,572
Expenses:
Management services fees	7,726,212
Distribution and/or service fees
Class 2	8
Class 3	1,405,706
Service fees	674,138
Compensation of board members	26,617
Custodian fees	51,071
Printing and postage fees	223,314
Audit fees	43,750
Legal fees	16,921
Compensation of chief compliance officer	233
Other	21,300
Total expenses	10,189,270
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(348,036)
Total net expenses	9,841,234
Net investment income	15,727,338
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	66,993,680
Investments — affiliated issuers	(1,451)
Foreign currency translations	2,662
Futures contracts	(588,046)
Net realized gain	66,406,845
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(145,588,474)
Investments — affiliated issuers	(4,502)
Foreign currency translations	(2,473)
Futures contracts	602,340
Net change in unrealized appreciation (depreciation)	(144,993,109)
Net realized and unrealized loss	(78,586,264)
Net decrease in net assets resulting from operations	$(62,858,926)
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$15,727,338	$13,420,351
Net realized gain	66,406,845	48,459,696
Net change in unrealized appreciation (depreciation)	(144,993,109)	89,500,820
Net increase (decrease) in net assets resulting from operations	(62,858,926)	151,380,867
Decrease in net assets from capital stock activity	(98,156,956)	(45,767,481)
Total increase (decrease) in net assets	(161,015,882)	105,613,386
Net assets at beginning of year	1,165,038,564	1,059,425,178
Net assets at end of year	$1,004,022,682	$1,165,038,564

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 3
Subscriptions	438,498	11,824,099	848,268	21,227,363
Redemptions	(4,111,074)	(109,981,055)	(2,641,252)	(66,994,844)
Net decrease	(3,672,576)	(98,156,956)	(1,792,984)	(45,767,481)
Total net decrease	(3,672,576)	(98,156,956)	(1,792,984)	(45,767,481)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	31

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$26.90	0.42	(1.97)	(1.55)
Year Ended 12/31/2017	$23.46	0.34	3.10	3.44
Year Ended 12/31/2016	$22.00	0.33	1.13	1.46
Year Ended 12/31/2015	$21.59	0.59 (c)	(0.18)	0.41
Year Ended 12/31/2014(d)	$20.62	0.12	0.85	0.97
Class 2
Year Ended 12/31/2018	$26.66	0.34	(1.94)	(1.60)
Year Ended 12/31/2017	$23.30	0.28	3.08	3.36
Year Ended 12/31/2016	$21.91	0.27	1.12	1.39
Year Ended 12/31/2015	$21.56	0.53 (c)	(0.18)	0.35
Year Ended 12/31/2014(f)	$20.62	0.09	0.85	0.94
Class 3
Year Ended 12/31/2018	$26.82	0.38	(1.96)	(1.58)
Year Ended 12/31/2017	$23.42	0.30	3.10	3.40
Year Ended 12/31/2016	$22.01	0.29	1.12	1.41
Year Ended 12/31/2015	$21.64	0.55 (c)	(0.18)	0.37
Year Ended 12/31/2014	$19.65	0.21	1.78	1.99

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.33 per share.
(d)	Class 1 shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class 2 shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$25.35	(5.76%)	0.78%	0.75%	1.53%	81%	$3
Year Ended 12/31/2017	$26.90	14.66%	0.77%	0.74%	1.36%	63%	$3
Year Ended 12/31/2016	$23.46	6.64%	0.79%	0.79%	1.40%	65%	$3
Year Ended 12/31/2015	$22.00	1.90%	0.76%	0.76%	2.69%	89%	$3
Year Ended 12/31/2014(d)	$21.59	4.71%	0.78% (e)	0.78% (e)	1.04% (e)	94%	$3
Class 2
Year Ended 12/31/2018	$25.06	(6.00%)	1.03%	1.00%	1.27%	81%	$3
Year Ended 12/31/2017	$26.66	14.42%	1.02%	0.99%	1.11%	63%	$3
Year Ended 12/31/2016	$23.30	6.34%	1.04%	1.04%	1.16%	65%	$3
Year Ended 12/31/2015	$21.91	1.62%	1.01%	1.01%	2.43%	89%	$3
Year Ended 12/31/2014(f)	$21.56	4.56%	1.03% (e)	1.03% (e)	0.78% (e)	94%	$3
Class 3
Year Ended 12/31/2018	$25.24	(5.89%)	0.91%	0.87%	1.40%	81%	$1,004,017
Year Ended 12/31/2017	$26.82	14.52%	0.91%	0.89%	1.20%	63%	$1,165,032
Year Ended 12/31/2016	$23.42	6.41%	0.91%	0.91%	1.27%	65%	$1,059,420
Year Ended 12/31/2015	$22.01	1.71%	0.94%	0.92%	2.51%	89%	$964,446
Year Ended 12/31/2014	$21.64	10.13%	0.92%	0.92%	1.02%	94%	$972,972
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	33

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Balanced Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
34	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
December 31, 2018
under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
36	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	571,998*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(588,046)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	602,340
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
December 31, 2018
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	19,523,399

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
38	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	39

Notes to Financial Statements  (continued)
December 31, 2018
capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
40	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.69% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	41

Notes to Financial Statements  (continued)
December 31, 2018
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 1	0.75%
Class 2	1.00
Class 3	0.875
The Fund had a voluntary expense reimbursement arrangement from May 1, 2018 to June 30, 2018. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2018 through April 30, 2019. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
42	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $859,963,761 and $906,713,468, respectively, for the year ended December 31, 2018, of which $219,550,863 and $242,024,048, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	1,111,111	2.64	9
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	43

Notes to Financial Statements  (continued)
December 31, 2018
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
44	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	45

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Balanced Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
46	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	47

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
48	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	49

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
50	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Balanced Fund | Annual Report 2018	51

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
52	Columbia Variable Portfolio – Balanced Fund | Annual Report 2018

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Columbia Variable Portfolio – Balanced Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6677 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Select Smaller-Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Select Smaller-Cap Value Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2014
David Hoffman
Portfolio Manager
Managed Fund since May 2018
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since May 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-12.59	2.83	12.59
Class 2*	05/03/10	-12.82	2.58	12.34
Class 3	09/15/99	-12.70	2.72	12.48
Russell 2000 Value Index		-12.86	3.61	10.40
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Select Smaller-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Telephone & Data Systems, Inc.	5.0
Spirit Airlines, Inc.	4.0
Waste Connections, Inc.	4.0
National General Holdings Corp.	3.9
Viavi Solutions, Inc.	3.9
CACI International, Inc., Class A	3.6
WellCare Health Plans, Inc.	3.3
Hanover Insurance Group, Inc. (The)	3.3
Aspen Insurance Holdings Ltd.	3.2
Ladder Capital Corp., Class A	3.2
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	99.1
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	5.0
Consumer Discretionary	8.7
Consumer Staples	1.9
Energy	3.0
Financials	24.1
Health Care	9.5
Industrials	14.2
Information Technology	22.3
Materials	9.0
Real Estate	2.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2018, the Fund’s Class 3 shares returned -12.70% excluding sales charges. In a very difficult period for stocks, the Fund held up better than its benchmark, the Russell 2000 Value Index, which returned -12.86% for the same time period. Security selection was strongest within the industrials and financials sectors while selection within the consumer discretionary and energy sectors partially offset these returns. Sector allocation modestly detracted from relative performance.
Uncertainty rattled investors at year end
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors by raising the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth increase for the year and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. It was the worst December for U.S. equity markets since the Great Depression. As a result of the sell-off, defensive stocks outperformed for the year, with low beta and high dividend yield factors being in favor, while more market sensitive names underperformed. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the 12-month period, returning 0.01%.
Near the end of the period, the Fed announced that it had reduced the number of its anticipated rate increases for 2019 from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Contributors and detractors
Strong security selection within the industrials and financials sectors aided relative performance. The Fund’s underweight in the energy sector also benefited relative returns. The top contributor to relative performance was Spirit Airlines. Shares in the discount airline jumped after the company upped its forward guidance in the fourth quarter of 2018, based on a strong earnings and operational outlook. Telephone and Data Systems also contributed to relative results. Shares in the telecommunications company climbed in the second half of the year after reporting two quarters of strong earnings and raising forward guidance. We continue to own both positions.
Security selection within the consumer discretionary and energy sectors, as well as an underweight in utilities detracted from relative performance. (Sector weights are a function of our bottom-up stock selection process). Extreme Networks was a notable detractor from relative performance as shares in the company, which provides software-driven networking solutions to clients, declined after it reported weak quarterly results and lowered its forward outlook, driven by continued difficulties with the integration of different acquisitions. We continue to own the name. William Lyon Homes also detracted from results. The company lost ground along with other homebuilding stocks as investors turned bearish on the industry because of economic and macro concerns.
4	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
At period’s end
The late 2018 selloff made stocks more attractive, assuming the economy stays in growth mode. With this in mind, the Fund ended the period overweight in the information technology, health care, materials and industrials sectors and underweight in real estate, utilities, financials and energy. Exposures relative to the benchmark are byproducts of the portfolio’s bottom-up stock selection process. We continue to look for companies that are trading at attractive valuations and that have identifiable catalysts with the potential to accelerate earnings. We believe this process has served shareholders well over the long term.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	858.90	1,020.88	4.15	4.51	0.88
Class 2	1,000.00	1,000.00	857.80	1,019.62	5.32	5.78	1.13
Class 3	1,000.00	1,000.00	858.40	1,020.27	4.71	5.12	1.00
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.2%
Issuer	Shares	Value ($)
Communication Services 4.9%
Wireless Telecommunication Services 4.9%
Telephone & Data Systems, Inc.	120,500	3,921,070
Total Communication Services		3,921,070
Consumer Discretionary 8.6%
Auto Components 2.7%
American Axle & Manufacturing Holdings, Inc.(a)	75,000	832,500
Motorcar Parts of America, Inc.(a)	78,500	1,306,240
Total		2,138,740
Hotels, Restaurants & Leisure 3.2%
Red Robin Gourmet Burgers, Inc.(a)	16,700	446,224
Texas Roadhouse, Inc.	35,000	2,089,500
Total		2,535,724
Household Durables 2.7%
Lennar Corp., Class A	38,000	1,487,700
William Lyon Homes, Inc., Class A(a)	59,170	632,527
Total		2,120,227
Total Consumer Discretionary		6,794,691
Consumer Staples 1.9%
Food Products 1.9%
Nomad Foods Ltd.(a)	90,000	1,504,800
Total Consumer Staples		1,504,800
Energy 3.0%
Energy Equipment & Services 3.0%
Exterran Corp.(a)	62,000	1,097,400
Patterson-UTI Energy, Inc.	76,410	790,844
Tetra Technologies, Inc.(a)	270,000	453,600
Total		2,341,844
Total Energy		2,341,844
Financials 23.9%
Banks 2.1%
Opus Bank	84,667	1,658,627
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 13.1%
Aspen Insurance Holdings Ltd.	59,700	2,506,803
Hanover Insurance Group, Inc. (The)	22,000	2,568,940
Lincoln National Corp.	42,500	2,180,675
National General Holdings Corp.	128,000	3,098,880
Total		10,355,298
Mortgage Real Estate Investment Trusts (REITS) 3.1%
Ladder Capital Corp., Class A	161,789	2,502,876
Thrifts & Mortgage Finance 5.6%
Axos Financial, Inc.(a)	82,879	2,086,893
Radian Group, Inc.	143,300	2,344,388
Total		4,431,281
Total Financials		18,948,082
Health Care 9.5%
Biotechnology 2.4%
Ligand Pharmaceuticals, Inc.(a)	14,000	1,899,800
Health Care Equipment & Supplies 1.6%
Dentsply Sirona, Inc.	33,500	1,246,535
Health Care Providers & Services 3.3%
WellCare Health Plans, Inc.(a)	10,900	2,573,381
Pharmaceuticals 2.2%
Amneal Pharmaceuticals, Inc.(a)	131,200	1,775,136
Total Health Care		7,494,852
Industrials 14.1%
Aerospace & Defense 2.8%
Cubic Corp.	41,000	2,203,340
Airlines 4.0%
Spirit Airlines, Inc.(a)	54,000	3,127,680
Commercial Services & Supplies 3.9%
Waste Connections, Inc.	42,000	3,118,500
Construction & Engineering 1.9%
Granite Construction, Inc.	36,970	1,489,151
Road & Rail 1.5%
Knight-Swift Transportation Holdings, Inc.	48,240	1,209,377
Total Industrials		11,148,048
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 22.1%
Communications Equipment 7.8%
Calix, Inc.(a)	174,428	1,700,673
Extreme Networks, Inc.(a)	237,800	1,450,580
Viavi Solutions, Inc.(a)	302,200	3,037,110
Total		6,188,363
Electronic Equipment, Instruments & Components 3.2%
Belden, Inc.	21,000	877,170
Orbotech Ltd.(a)	29,500	1,667,930
Total		2,545,100
IT Services 6.6%
CACI International, Inc., Class A(a)	19,500	2,808,585
EPAM Systems, Inc.(a)	21,088	2,446,419
Total		5,255,004
Semiconductors & Semiconductor Equipment 1.4%
MACOM Technology Solutions Holdings, Inc.(a)	73,700	1,069,387
Technology Hardware, Storage & Peripherals 3.1%
Electronics for Imaging, Inc.(a)	97,900	2,427,920
Total Information Technology		17,485,774
Materials 8.9%
Chemicals 2.6%
Minerals Technologies, Inc.	40,000	2,053,600
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 1.3%
Summit Materials, Inc., Class A(a)	80,000	992,000
Containers & Packaging 2.9%
Owens-Illinois, Inc.(a)	135,000	2,327,400
Metals & Mining 2.1%
Warrior Met Coal, Inc.	70,000	1,687,700
Total Materials		7,060,700
Real Estate 2.3%
Equity Real Estate Investment Trusts (REITS) 2.3%
Gaming and Leisure Properties, Inc.	56,300	1,819,053
Total Real Estate		1,819,053
Total Common Stocks (Cost $70,383,796)		78,518,914

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	702,682	702,612
Total Money Market Funds (Cost $702,612)		702,612
Total Investments in Securities (Cost: $71,086,408)		79,221,526
Other Assets & Liabilities, Net		(46,348)
Net Assets		79,175,178

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	573,782	13,828,350	(13,699,450)	702,682	(109)	(32)	20,995	702,612
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	3,921,070	—	—	—	3,921,070
Consumer Discretionary	6,794,691	—	—	—	6,794,691
Consumer Staples	1,504,800	—	—	—	1,504,800
Energy	2,341,844	—	—	—	2,341,844
Financials	18,948,082	—	—	—	18,948,082
Health Care	7,494,852	—	—	—	7,494,852
Industrials	11,148,048	—	—	—	11,148,048
Information Technology	17,485,774	—	—	—	17,485,774
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Materials	7,060,700	—	—	—	7,060,700
Real Estate	1,819,053	—	—	—	1,819,053
Total Common Stocks	78,518,914	—	—	—	78,518,914
Money Market Funds	—	—	—	702,612	702,612
Total Investments in Securities	78,518,914	—	—	702,612	79,221,526
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $70,383,796)	$78,518,914
Affiliated issuers (cost $702,612)	702,612
Receivable for:
Capital shares sold	22,390
Dividends	108,364
Expense reimbursement due from Investment Manager	6,959
Prepaid expenses	1,720
Total assets	79,360,959
Liabilities
Payable for:
Capital shares purchased	27,041
Management services fees	60,417
Distribution and/or service fees	10,968
Service fees	9,023
Compensation of board members	30,830
Compensation of chief compliance officer	21
Audit fees	33,775
Printing and postage fees	9,970
Other expenses	3,736
Total liabilities	185,781
Net assets applicable to outstanding capital stock	$79,175,178
Represented by
Trust capital	$79,175,178
Total - representing net assets applicable to outstanding capital stock	$79,175,178
Class 1
Net assets	$3,162,521
Shares outstanding	148,842
Net asset value per share	$21.25
Class 2
Net assets	$24,085,753
Shares outstanding	1,157,531
Net asset value per share	$20.81
Class 3
Net assets	$51,926,904
Shares outstanding	2,468,337
Net asset value per share	$21.04
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018	11

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$1,285,212
Dividends — affiliated issuers	20,995
Foreign taxes withheld	(4,318)
Total income	1,301,889
Expenses:
Management services fees	848,498
Distribution and/or service fees
Class 2	70,845
Class 3	80,998
Service fees	72,753
Compensation of board members	12,281
Custodian fees	3,975
Printing and postage fees	29,661
Audit fees	33,775
Legal fees	7,845
Compensation of chief compliance officer	20
Other	6,392
Total expenses	1,167,043
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(156,773)
Total net expenses	1,010,270
Net investment income	291,619
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,880,080
Investments — affiliated issuers	(109)
Foreign currency translations	3
Net realized gain	1,879,974
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(13,724,814)
Investments — affiliated issuers	(32)
Foreign currency translations	(6)
Net change in unrealized appreciation (depreciation)	(13,724,852)
Net realized and unrealized loss	(11,844,878)
Net decrease in net assets resulting from operations	$(11,553,259)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$291,619	$216,281
Net realized gain	1,879,974	14,394,504
Net change in unrealized appreciation (depreciation)	(13,724,852)	(3,062,131)
Net increase (decrease) in net assets resulting from operations	(11,553,259)	11,548,654
Decrease in net assets from capital stock activity	(9,117,134)	(24,304,222)
Total decrease in net assets	(20,670,393)	(12,755,568)
Net assets at beginning of year	99,845,571	112,601,139
Net assets at end of year	$79,175,178	$99,845,571

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	96,677	2,464,162	114,515	2,609,772
Redemptions	(116,948)	(2,824,675)	(685,095)	(15,140,326)
Net decrease	(20,271)	(360,513)	(570,580)	(12,530,554)
Class 2
Subscriptions	129,692	3,143,910	124,747	2,752,343
Redemptions	(147,446)	(3,573,256)	(133,991)	(2,973,322)
Net decrease	(17,754)	(429,346)	(9,244)	(220,979)
Class 3
Subscriptions	32,438	796,842	30,351	674,722
Redemptions	(372,652)	(9,124,117)	(543,186)	(12,227,411)
Net decrease	(340,214)	(8,327,275)	(512,835)	(11,552,689)
Total net decrease	(378,239)	(9,117,134)	(1,092,659)	(24,304,222)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$24.31	0.11	(3.17)	(3.06)
Year Ended 12/31/2017	$21.65	(0.02)	2.68	2.66
Year Ended 12/31/2016	$19.00	0.00 (c)	2.65	2.65
Year Ended 12/31/2015	$19.60	0.00 (c)	(0.60)	(0.60)
Year Ended 12/31/2014	$18.48	0.08	1.04	1.12
Class 2
Year Ended 12/31/2018	$23.87	0.05	(3.11)	(3.06)
Year Ended 12/31/2017	$21.30	0.04	2.53	2.57
Year Ended 12/31/2016	$18.74	(0.04)	2.60	2.56
Year Ended 12/31/2015	$19.38	(0.04)	(0.60)	(0.64)
Year Ended 12/31/2014	$18.32	0.02	1.04	1.06
Class 3
Year Ended 12/31/2018	$24.10	0.08	(3.14)	(3.06)
Year Ended 12/31/2017	$21.48	0.06	2.56	2.62
Year Ended 12/31/2016	$18.87	(0.02)	2.63	2.61
Year Ended 12/31/2015	$19.50	(0.02)	(0.61)	(0.63)
Year Ended 12/31/2014	$18.40	0.05	1.05	1.10

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$21.25	(12.59%)	1.04%	0.88%	0.43%	13%	$3,163
Year Ended 12/31/2017	$24.31	12.29%	1.02%	0.89%	(0.09%)	23%	$4,111
Year Ended 12/31/2016	$21.65	13.95%	1.00% (d)	0.91% (d)	0.02%	32%	$16,013
Year Ended 12/31/2015	$19.00	(3.06%)	0.99%	0.91%	0.01%	27%	$60,663
Year Ended 12/31/2014	$19.60	6.06%	0.98%	0.93%	0.44%	27%	$70,315
Class 2
Year Ended 12/31/2018	$20.81	(12.82%)	1.29%	1.13%	0.20%	13%	$24,086
Year Ended 12/31/2017	$23.87	12.06%	1.29%	1.14%	0.19%	23%	$28,050
Year Ended 12/31/2016	$21.30	13.66%	1.27% (d)	1.16% (d)	(0.22%)	32%	$25,233
Year Ended 12/31/2015	$18.74	(3.30%)	1.24%	1.16%	(0.22%)	27%	$22,315
Year Ended 12/31/2014	$19.38	5.79%	1.23%	1.18%	0.13%	27%	$22,376
Class 3
Year Ended 12/31/2018	$21.04	(12.70%)	1.17%	1.01%	0.33%	13%	$51,927
Year Ended 12/31/2017	$24.10	12.20%	1.16%	1.02%	0.25%	23%	$67,684
Year Ended 12/31/2016	$21.48	13.83%	1.14% (d)	1.03% (d)	(0.10%)	32%	$71,355
Year Ended 12/31/2015	$18.87	(3.23%)	1.11%	1.04%	(0.11%)	27%	$73,318
Year Ended 12/31/2014	$19.50	5.98%	1.11%	1.05%	0.28%	27%	$87,610
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018	15

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
16	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018	17

Notes to Financial Statements  (continued)
December 31, 2018
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between
18	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $5,665,248 and $3,584,920, respectively. The sale transactions resulted in a net realized gain of $2,055,995.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.07% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 1	0.88%
Class 2	1.13
Class 3	1.005
The Fund had a voluntary expense reimbursement arrangement from May 1, 2018 to June 30, 2018. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2018 through April 30, 2019. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $12,259,962 and $21,335,564, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
20	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 81.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
22	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Smaller-Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Select Smaller-Cap Value Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018	23

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
24	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018	25

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
26	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018	27

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
28	Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Smaller-Cap Value Fund | Annual Report 2018	29

Columbia Variable Portfolio – Select Smaller-Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6484 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio – Select Large Cap Equity Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio – Select Large Cap Equity Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Variable Portfolio – Select Large Cap Equity Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Peter Santoro, CFA
Co-Portfolio Manager
Managed Fund since January 2018
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since January 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	Life cumulative
Class 1	01/04/18	-7.10
Class 2	01/04/18	-7.30
S&P 500 Index		-6.18
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (January 04, 2018 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Select Large Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Alphabet, Inc., Class C	4.8
Microsoft Corp.	4.7
Apple, Inc.	4.3
Amazon.com, Inc.	3.9
Berkshire Hathaway, Inc., Class B	3.8
Johnson & Johnson	3.2
JPMorgan Chase & Co.	3.1
Pfizer, Inc.	2.9
Bank of America Corp.	2.6
Home Depot, Inc. (The)	2.4
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	99.5
Money Market Funds	0.5
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	7.8
Consumer Discretionary	8.7
Consumer Staples	6.1
Energy	5.0
Financials	14.9
Health Care	16.1
Industrials	8.1
Information Technology	21.4
Materials	3.0
Real Estate	3.5
Utilities	5.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At December 31, 2018, approximately 100% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
From the inception of the Fund through December 31, 2018, the Fund’s Class 2 shares returned -7.30%. The Fund modestly underperformed its benchmark, the S&P 500 Index, which returned -6.18% for the same time period. Stock selection in industrials, technology and utilities aided performance relative to the benchmark. Communication services and consumer staples holdings weighed on relative results.
Uncertainty, slower global growth rattled investors in fourth quarter
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors as it raised the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth rate hike of 2018 and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter and triggered a broader market sell-off of stocks and high yield bonds in the fourth quarter. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested. The MSCI EAFE Index (Net), a broad-based proxy for developed foreign equity markets, returned -13.79% (in U.S. dollars) over the same period. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the 12-month period, returning 0.01%.
Near the end of the period, the Fed announced that it had reduced its anticipated 2019 rate increases, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Contributors and detractors
In the industrials sector, positions in Textron, Norfolk Southern and Ingersoll Rand made positive contributions for the year. Textron’s business jet build-out came earlier than expected. The company also disposed of non-core assets during the year, a move that was cheered by investors. We sold on the good news, which was timely as Textron shares subsequently declined. Norfolk Southern benefited from strength in both intermodal and merchandise freight traffic, where volume and pricing trends have been better than expected. Ingersoll Rand shares were rewarded for the company’s solid execution. The company’s end markets were strong, and HVAC (heat, ventilation and air conditioning) units gained market share from competitors.
In the utilities sector, the Fund had three positions: American Electric Power, Ameren and Xcel Energy. All three are regulated domestic utilities and produced positive returns for the period. Their visibility on earnings and dividend growth were appreciated — and rewarded — by the market.
4	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Even though technology stocks tumbled in the final quarter of the year, the Fund’s positions in Mastercard, Microsoft and Cisco made positive contributions to Fund gains. Microsoft continued to benefit from the transition to products and services that generate recurring revenue, including its cloud-based Azure and Office 365. Mastercard accelerated across all metrics, as consumers continued to move away from cash and checks. Networking and switching giant Cisco’s move to more of a subscription-based model pleased investors with its ability to help sustain revenue growth.
In the communication services sector, Facebook and DISH Networks were major detractors from performance. Facebook’s revenue growth experienced a steeper decline than expected. Operating margins were weaker than expected, the result of increased investment in security and other long-term initiatives. Shares of DISH Networks declined as the company reported disappointing results from its satellite business and fell short of earnings expectations. Investors have become impatient with the company’s failure to maximize the value of its spectrum, which is its primary value. We held onto DISH because we remain confident in its long-term potential.
The Fund lost ground in the consumer staples sector with positions in Philip Morris International and Tyson Foods. Philip Morris detracted from results as investors questioned its future growth potential and the adoption of next-generation smoking products. The continued strength of the U.S. dollar and challenging conditions in some emerging markets also were headwinds for Philip Morris. Tyson Foods experienced unprecedented weakness in its chicken business. Also, the CEO resigned for personal reasons. We sold the stock.
At period’s end
Although we are concerned about the possible effects of protracted trade wars, we remain constructive on the market at current valuations. Overall, we continue to look for names that we believe have the potential to do well in any economic environment and to focus on bottom-up stock selection, which we believe has aided Fund results over the long term.
We invest in both growth and value companies, that have a combination of powerful free cash flow generation, improving earnings or revenue streams, strong or improving balance sheets and a commitment to improving return on invested capital. We remain comfortable with this approach in any market environment.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	928.10	1,021.85	3.37	3.54	0.69
Class 2	1,000.00	1,000.00	927.00	1,020.58	4.59	4.81	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.4%
Issuer	Shares	Value ($)
Communication Services 7.7%
Entertainment 1.1%
Electronic Arts, Inc.(a)	152,009	11,995,030
Interactive Media & Services 4.7%
Alphabet, Inc., Class C(a)	48,879	50,619,581
Media 0.6%
DISH Network Corp., Class A(a)	227,883	5,690,239
Wireless Telecommunication Services 1.3%
T-Mobile U.S.A., Inc.(a)	223,091	14,190,818
Total Communication Services		82,495,668
Consumer Discretionary 8.6%
Automobiles 1.5%
General Motors Co.	474,342	15,866,740
Internet & Direct Marketing Retail 3.8%
Amazon.com, Inc.(a)	27,357	41,089,393
Specialty Retail 2.4%
Home Depot, Inc. (The)	149,820	25,742,072
Textiles, Apparel & Luxury Goods 0.9%
Canada Goose Holdings, Inc.(a)	107,189	4,686,303
Michael Kors Holdings Ltd.(a)	131,332	4,980,110
Total		9,666,413
Total Consumer Discretionary		92,364,618
Consumer Staples 6.0%
Beverages 3.0%
Molson Coors Brewing Co., Class B	222,537	12,497,678
PepsiCo, Inc.	177,978	19,663,009
Total		32,160,687
Food Products 1.5%
Mondelez International, Inc., Class A	406,829	16,285,365
Tobacco 1.5%
Philip Morris International, Inc.	240,230	16,037,755
Total Consumer Staples		64,483,807
Energy 5.0%
Energy Equipment & Services 0.8%
Helmerich & Payne, Inc.	185,167	8,876,906
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 4.2%
EOG Resources, Inc.	156,481	13,646,708
Suncor Energy, Inc.	513,044	14,349,841
Valero Energy Corp.	218,678	16,394,289
Total		44,390,838
Total Energy		53,267,744
Financials 14.8%
Banks 5.7%
Bank of America Corp.	1,139,058	28,066,389
JPMorgan Chase & Co.	341,414	33,328,835
Total		61,395,224
Capital Markets 3.5%
BlackRock, Inc.	47,180	18,533,247
Morgan Stanley	466,044	18,478,645
Total		37,011,892
Diversified Financial Services 3.8%
Berkshire Hathaway, Inc., Class B(a)	196,545	40,130,558
Insurance 1.8%
Aflac, Inc.	432,957	19,725,521
Total Financials		158,263,195
Health Care 16.0%
Biotechnology 3.7%
Alexion Pharmaceuticals, Inc.(a)	82,358	8,018,375
Biogen, Inc.(a)	36,383	10,948,372
BioMarin Pharmaceutical, Inc.(a)	84,790	7,219,869
Exact Sciences Corp.(a)	58,354	3,682,137
Vertex Pharmaceuticals, Inc.(a)	59,296	9,825,940
Total		39,694,693
Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	273,405	17,995,517
Health Care Providers & Services 1.2%
Humana, Inc.	44,692	12,803,364
Life Sciences Tools & Services 1.4%
Agilent Technologies, Inc.	226,370	15,270,920
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 8.0%
Allergan PLC	75,843	10,137,175
Bristol-Myers Squibb Co.	216,664	11,262,195
Johnson & Johnson	262,749	33,907,759
Pfizer, Inc.	700,315	30,568,750
Total		85,875,879
Total Health Care		171,640,373
Industrials 8.1%
Aerospace & Defense 2.9%
L3 Technologies, Inc.	96,616	16,778,334
Northrop Grumman Corp.	58,532	14,334,487
Total		31,112,821
Airlines 1.6%
Delta Air Lines, Inc.	340,067	16,969,343
Machinery 1.9%
Ingersoll-Rand PLC	228,746	20,868,498
Road & Rail 1.7%
Norfolk Southern Corp.	118,487	17,718,546
Total Industrials		86,669,208
Information Technology 21.3%
Communications Equipment 2.0%
Cisco Systems, Inc.	497,160	21,541,943
IT Services 3.1%
FleetCor Technologies, Inc.(a)	75,520	14,025,574
MasterCard, Inc., Class A	102,286	19,296,254
Total		33,321,828
Semiconductors & Semiconductor Equipment 4.4%
Broadcom, Inc.	66,588	16,931,997
Intel Corp.	453,473	21,281,488
NVIDIA Corp.	68,342	9,123,657
Total		47,337,142
Software 7.5%
Adobe, Inc.(a)	73,510	16,630,902
Microsoft Corp.	493,805	50,155,774
Palo Alto Networks, Inc.(a)	67,487	12,711,177
Total		79,497,853
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 4.3%
Apple, Inc.	292,610	46,156,301
Total Information Technology		227,855,067
Materials 3.0%
Chemicals 3.0%
DowDuPont, Inc.	363,153	19,421,422
Eastman Chemical Co.	170,578	12,470,958
Total		31,892,380
Total Materials		31,892,380
Real Estate 3.5%
Equity Real Estate Investment Trusts (REITS) 3.5%
American Tower Corp.	131,874	20,861,148
Equity LifeStyle Properties, Inc.	173,712	16,872,647
Total		37,733,795
Total Real Estate		37,733,795
Utilities 5.4%
Electric Utilities 3.6%
American Electric Power Co., Inc.	318,326	23,791,685
Xcel Energy, Inc.	300,169	14,789,327
Total		38,581,012
Multi-Utilities 1.8%
Ameren Corp.	290,748	18,965,492
Total Utilities		57,546,504
Total Common Stocks (Cost $1,171,025,444)		1,064,212,359

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	5,863,144	5,862,558
Total Money Market Funds (Cost $5,862,558)		5,862,558
Total Investments in Securities (Cost: $1,176,888,002)		1,070,074,917
Other Assets & Liabilities, Net		407,675
Net Assets		1,070,482,592

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
8	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	—	301,230,749	(295,367,605)	5,863,144	(1,969)	—	357,665	5,862,558
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	82,495,668	—	—	—	82,495,668
Consumer Discretionary	92,364,618	—	—	—	92,364,618
Consumer Staples	64,483,807	—	—	—	64,483,807
Energy	53,267,744	—	—	—	53,267,744
Financials	158,263,195	—	—	—	158,263,195
Health Care	171,640,373	—	—	—	171,640,373
Industrials	86,669,208	—	—	—	86,669,208
Information Technology	227,855,067	—	—	—	227,855,067
Materials	31,892,380	—	—	—	31,892,380
Real Estate	37,733,795	—	—	—	37,733,795
Utilities	57,546,504	—	—	—	57,546,504
Total Common Stocks	1,064,212,359	—	—	—	1,064,212,359
Money Market Funds	—	—	—	5,862,558	5,862,558
Total Investments in Securities	1,064,212,359	—	—	5,862,558	1,070,074,917
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
10	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,171,025,444)	$1,064,212,359
Affiliated issuers (cost $5,862,558)	5,862,558
Receivable for:
Dividends	1,093,031
Expense reimbursement due from Investment Manager	48,897
Prepaid expenses	1,938
Total assets	1,071,218,783
Liabilities
Payable for:
Capital shares purchased	467
Management services fees	689,372
Compensation of board members	5,012
Compensation of chief compliance officer	128
Other expenses	41,212
Total liabilities	736,191
Net assets applicable to outstanding capital stock	$1,070,482,592
Represented by
Trust capital	$1,070,482,592
Total - representing net assets applicable to outstanding capital stock	$1,070,482,592
Class 1
Net assets	$1,070,480,276
Shares outstanding	115,253,492
Net asset value per share	$9.29
Class 2
Net assets	$2,316
Shares outstanding	250
Net asset value per share(a)	$9.27

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018	11

Statement of Operations
For the period from January 4, 2018 (commencement of operations) through December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$12,014,288
Dividends — affiliated issuers	357,665
Interfund lending	189
Foreign taxes withheld	(41,126)
Total income	12,331,016
Expenses:
Management services fees	4,672,522
Distribution and/or service fees
Class 2	6
Compensation of board members	16,322
Custodian fees	6,182
Printing and postage fees	1,505
Audit fees	33,775
Legal fees	11,933
Compensation of chief compliance officer	128
Other	9,440
Total expenses	4,751,813
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(404,618)
Total net expenses	4,347,195
Net investment income	7,983,821
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(10,767,807)
Investments — affiliated issuers	(1,969)
Foreign currency translations	(2,381)
Net realized loss	(10,772,157)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(106,813,085)
Net change in unrealized appreciation (depreciation)	(106,813,085)
Net realized and unrealized loss	(117,585,242)
Net decrease in net assets resulting from operations	$(109,601,421)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018

Statement of Changes in Net Assets
Year Ended December 31, 2018 (a)
Operations
Net investment income	$7,983,821
Net realized loss	(10,772,157)
Net change in unrealized appreciation (depreciation)	(106,813,085)
Net decrease in net assets resulting from operations	(109,601,421)
Increase in net assets from capital stock activity	1,180,061,513
Total increase in net assets	1,070,460,092
Net assets at beginning of period	22,500
Net assets at end of period	$1,070,482,592

	Year Ended
	December 31, 2018 (a)
	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	115,675,223	1,184,452,727
Redemptions	(423,731)	(4,391,214)
Net increase	115,251,492	1,180,061,513
Total net increase	115,251,492	1,180,061,513

(a)	Based on operations from January 4, 2018 (fund commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018(c)	$10.00	0.13	(0.84)	(0.71)
Class 2
Year Ended 12/31/2018(c)	$10.00	0.09	(0.82)	(0.73)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on January 4, 2018. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018(c)	$9.29	(7.10%)	0.75% (d)	0.69% (d)	1.27% (d)	58%	$1,070,480
Class 2
Year Ended 12/31/2018(c)	$9.27	(7.30%)	0.97% (d)	0.94% (d)	0.84% (d)	58%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018	15

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Variable Portfolio – Select Large Cap Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
On January 3, 2018, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $22,500 in the Fund (2,000 shares for Class 1 and 250 shares for Class 2), which represented the initial capital for Class 1 and Class 2 at $10 per share. Shares of the Fund were first offered to the public on January 4, 2018.
These financial statements cover the period from January 4, 2018 (commencement of operations) through December 31, 2018. All references to the year ended December 31, 2018, refer to the period from January 4, 2018 through December 31, 2018.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but
16	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018	17

Notes to Financial Statements  (continued)
December 31, 2018
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
18	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The annualized effective management services fee rate for the year ended December 31, 2018 was 0.74% of the Fund’s average daily net assets.
Other expenses
Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include printing costs and as applicable, miscellaneous and legal fees. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
December 31, 2018
Transactions with affiliates
For the year ended December 31, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $490,172,430 and $0, respectively.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. For the year ended December 31, 2018, there were no assets subject to the service fee.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 1	0.69%
Class 2	0.94
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
20	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,551,751,040 and $369,957,789, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	900,000	2.52	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
22	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Select Large Cap Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Select Large Cap Equity Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period January 4, 2018 (commencement of operations) through December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations, the changes in its net assets and the financial highlights for the period January 4, 2018 (commencement of operations) through December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018	23

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
24	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018	25

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
26	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018	27

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
28	Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Select Large Cap Equity Fund | Annual Report 2018	29

Columbia Variable Portfolio – Select Large Cap Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
C-2035 AR (02/19)

Annual Report
December 31, 2018
Variable Portfolio – Managed Volatility Moderate Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Variable Portfolio – Managed Volatility Moderate Growth Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Variable Portfolio – Managed Volatility Moderate Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since May 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 2	04/19/12	-5.85	2.62	4.42
Blended Benchmark		-3.71	4.27	5.85
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	2.52	2.00
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 19, 2012 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Moderate Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2018)
Allocations to Underlying Funds
Underlying Funds: Equity Funds	44.4
International	10.9
U.S. Large Cap	28.1
U.S. Mid Cap	2.8
U.S. Small Cap	2.6
Underlying Funds: Fixed-Income Funds	25.1
Investment Grade	25.1
Allocations to Tactical Assets
Corporate Bonds & Notes	0.3
Exchange-Traded Funds	7.1
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	16.6
Options Purchased Puts	0.9
Residential Mortgage-Backed Securities - Agency	5.6
U.S. Treasury Obligations	0.0 (b)
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $2,393.0 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
(b)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -5.85%. During the same time period, the Fund’s Blended Benchmark returned -3.71% and the Bloomberg Barclays U.S. Aggregate Bond Index gained 0.01%. Three factors generally accounted for a majority of the Fund’s shortfall relative to its Blended Benchmark: the Fund’s algorithm, which overweighted equities and underweighted fixed income; performance from underlying equity funds that focused on value-oriented investment strategies and underperformance from international equity funds.
Uncertainty rattled investors, derailed stock market advance at year end
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors when it raised the target range on its key short-term interest rate, the federal funds rate, to 2.25%-2.50%. It was the fourth increase for the year and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which were global market leaders during the first nine months of the year, stumbled in the fourth quarter and led a broader market sell-off of stocks, high-yield bonds, and other higher volatility securities. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the 12-month period returning 0.01%.
Near the end of the period, the Fed announced that it had reduced the number of anticipated rate increases for 2019 from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Significant performance factors
The Fund’s algorithm, which overweighted equities and underweighted fixed income, and performance from underlying equity funds that focused on value-oriented investment strategies, detracted from performance. International equity funds detracted from performance and fixed-income funds, especially those focused on core bond related strategies, also detracted from relative performance for the period.
Derivative instruments are used to execute the Fund’s dynamic algorithm, a quantitative tool used to help determine equity exposure. During the 12-month period, the Fund’s algorithm steered us to maintain equity exposure above the Fund’s neutral weight for most of the period. While this positioning contributed to favorable relative performance during the first nine months of the period, it detracted in the fourth quarter. However, the algorithm steered the Fund’s equity exposure lower during the difficult fourth quarter. Fixed-income allocations all remained several percentage points below the benchmark’s allocation, on average, over the 12-month period, which also detracted from return for the period. Protective put options, which are used to help shield investors from outsized losses in periods of equity market declines, also weighed on relative returns.
At period’s end
The Fund seeks to deliver an attractive risk-adjusted return over time with broad diversification across asset classes. Tactical decisions and positioning changes outside those driven by the dynamic algorithm were limited in scope and magnitude. Against a backdrop of above-average equity volatility at the end of the period, we raised the Fund’s fixed-income exposure and reduced equity exposure.
4	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	946.20	1,022.86	2.42	2.51	0.49	4.88	5.08	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 0.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
Lockheed Martin Corp.
09/15/2052	4.090%	265,000	248,134
Northrop Grumman Corp.
10/15/2047	4.030%	385,000	349,839
Total			597,973
Automotive 0.0%
Ford Motor Co.
12/08/2046	5.291%	361,000	296,351
Banking 0.1%
Bank of America Corp.(a)
12/20/2028	3.419%	220,000	204,882
01/23/2049	3.946%	320,000	284,841
Capital One Financial Corp.
01/31/2028	3.800%	425,000	393,804
Citigroup, Inc.
07/23/2048	4.650%	380,000	371,560
Goldman Sachs Group, Inc. (The)(a)
05/01/2029	4.223%	165,000	158,969
Goldman Sachs Group, Inc. (The)
07/08/2044	4.800%	560,000	532,994
JPMorgan Chase & Co.(a)
12/05/2029	4.452%	497,000	505,026
01/23/2049	3.897%	515,000	452,282
Morgan Stanley
01/22/2047	4.375%	325,000	307,824
Wells Fargo & Co.
10/23/2026	3.000%	75,000	69,428
Subordinated
11/04/2044	4.650%	460,000	434,627
Wells Fargo & Co.(a)
05/22/2028	3.584%	255,000	244,852
Total			3,961,089
Cable and Satellite 0.0%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	345,000	310,253
Comcast Corp.
08/15/2047	4.000%	148,000	134,056
10/15/2048	4.700%	89,000	90,058
11/01/2052	4.049%	329,000	294,571
NBCUniversal Media LLC
01/15/2043	4.450%	314,000	301,853
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Time Warner Cable LLC
09/15/2042	4.500%	270,000	214,598
Total			1,345,389
Chemicals 0.0%
Dow Chemical Co. (The)
11/15/2042	4.375%	210,000	184,702
DowDuPont, Inc.
11/15/2038	5.319%	155,000	159,834
LYB International Finance BV
03/15/2044	4.875%	175,000	159,218
Total			503,754
Diversified Manufacturing 0.0%
3M Co.
10/15/2047	3.625%	90,000	83,416
United Technologies Corp.
06/01/2042	4.500%	95,000	90,286
11/16/2048	4.625%	260,000	251,214
Total			424,916
Electric 0.1%
AEP Texas, Inc.
10/01/2047	3.800%	100,000	89,374
Appalachian Power Co.
05/15/2044	4.400%	250,000	241,657
CMS Energy Corp.
03/01/2024	3.875%	250,000	252,923
02/15/2027	2.950%	235,000	215,457
03/31/2043	4.700%	195,000	196,199
03/01/2044	4.875%	115,000	120,980
Consolidated Edison Co. of New York, Inc.
06/15/2046	3.850%	278,000	254,517
DTE Energy Co.
10/01/2026	2.850%	920,000	846,673
Duke Energy Corp.
09/01/2046	3.750%	950,000	825,791
Emera U.S. Finance LP
06/15/2046	4.750%	384,000	369,164
FirstEnergy Corp.
07/15/2047	4.850%	65,000	64,763
Indiana Michigan Power Co.
07/01/2047	3.750%	210,000	189,693
Mississippi Power Co.
03/30/2028	3.950%	234,000	228,570
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northern States Power Co.
05/15/2044	4.125%	115,000	114,397
Pacific Gas & Electric Co.
03/15/2027	3.300%	130,000	107,004
08/15/2042	3.750%	165,000	123,070
02/15/2044	4.750%	270,000	222,774
PPL Capital Funding, Inc.
05/15/2026	3.100%	235,000	220,339
Southern California Edison Co.
10/01/2043	4.650%	170,000	169,198
03/01/2048	4.125%	110,000	103,877
Southern Co. (The)
07/01/2046	4.400%	525,000	483,801
WEC Energy Group, Inc.
06/15/2025	3.550%	85,000	82,628
Xcel Energy, Inc.
12/01/2026	3.350%	395,000	381,305
09/15/2041	4.800%	140,000	146,010
Total			6,050,164
Finance Companies 0.0%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	1,030,000	863,238
Food and Beverage 0.1%
Anheuser-Busch Companies LLC/ InBev Worldwide, Inc.(b)
02/01/2046	4.900%	1,075,000	994,679
Bacardi Ltd.(b)
05/15/2038	5.150%	481,000	442,847
Conagra Brands, Inc.
11/01/2048	5.400%	200,000	184,424
Kellogg Co.
04/01/2046	4.500%	90,000	81,964
Kraft Heinz Foods Co.
06/01/2046	4.375%	647,000	535,330
Molson Coors Brewing Co.
07/15/2046	4.200%	311,000	258,440
PepsiCo, Inc.
10/06/2046	3.450%	275,000	246,115
Sysco Corp.
04/01/2046	4.500%	65,000	61,556
03/15/2048	4.450%	30,000	28,418
Tyson Foods, Inc.
06/02/2047	4.550%	100,000	87,952
Total			2,921,725
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 0.0%
Abbott Laboratories
11/30/2046	4.900%	165,000	173,454
Becton Dickinson and Co.
06/06/2027	3.700%	660,000	625,099
Cardinal Health, Inc.
06/15/2047	4.368%	305,000	259,381
CVS Health Corp.
03/25/2048	5.050%	664,000	647,822
McKesson Corp.
02/16/2028	3.950%	70,000	67,315
Medtronic, Inc.
03/15/2045	4.625%	249,000	261,814
Total			2,034,885
Healthcare Insurance 0.0%
Aetna, Inc.
08/15/2047	3.875%	89,000	74,317
Anthem, Inc.
08/15/2044	4.650%	135,000	130,887
Halfmoon Parent, Inc.(b)
12/15/2048	4.900%	411,000	401,894
UnitedHealth Group, Inc.
04/15/2047	4.250%	155,000	153,765
10/15/2047	3.750%	410,000	376,564
Total			1,137,427
Independent Energy 0.0%
Apache Corp.
04/15/2043	4.750%	135,000	116,551
Canadian Natural Resources Ltd.
06/01/2047	4.950%	195,000	187,628
ConocoPhillips Co.
11/15/2044	4.300%	220,000	216,980
Hess Corp.
02/15/2041	5.600%	200,000	176,032
Noble Energy, Inc.
11/15/2043	5.250%	185,000	164,755
Total			861,946
Integrated Energy 0.0%
Cenovus Energy, Inc.
09/15/2042	4.450%	133,000	102,088
09/15/2043	5.200%	67,000	56,954
Shell International Finance BV
05/11/2045	4.375%	320,000	327,934
Total			486,976

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 0.0%
American International Group, Inc.
07/16/2044	4.500%	150,000	133,336
Brighthouse Financial, Inc.
06/22/2047	4.700%	173,000	128,527
Guardian Life Insurance Co. of America (The)(b)
Subordinated
06/19/2064	4.875%	210,000	209,417
Massachusetts Mutual Life Insurance Co.(b)
Subordinated
04/01/2077	4.900%	165,000	168,390
MetLife, Inc.
03/01/2045	4.050%	290,000	267,843
Prudential Financial, Inc.
05/15/2044	4.600%	325,000	324,219
Teachers Insurance & Annuity Association of America(b)
Subordinated
09/15/2044	4.900%	190,000	196,934
05/15/2047	4.270%	132,000	125,917
Voya Financial, Inc.
06/15/2046	4.800%	255,000	243,899
Total			1,798,482
Media and Entertainment 0.0%
21st Century Fox America, Inc.
09/15/2044	4.750%	302,000	320,506
Discovery Communications LLC
09/20/2047	5.200%	155,000	142,761
Warner Media LLC
12/15/2043	5.350%	185,000	177,489
Total			640,756
Midstream 0.0%
Enterprise Products Operating LLC
02/15/2045	5.100%	203,000	202,011
02/15/2048	4.250%	252,000	225,462
Kinder Morgan Energy Partners LP
11/01/2042	4.700%	100,000	88,652
03/01/2043	5.000%	430,000	394,734
Kinder Morgan, Inc.
02/15/2046	5.050%	196,000	182,232
MPLX LP
04/15/2048	4.700%	305,000	263,405
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	364,000	303,671
Sunoco Logistics Partners Operations LP
10/01/2047	5.400%	247,000	222,688
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Western Gas Partners LP
08/15/2048	5.500%	170,000	150,244
Williams Companies, Inc. (The)
09/15/2045	5.100%	496,000	460,933
Total			2,494,032
Natural Gas 0.0%
NiSource, Inc.
02/15/2043	5.250%	138,000	143,663
05/15/2047	4.375%	390,000	365,065
Sempra Energy
06/15/2024	3.550%	90,000	87,456
06/15/2027	3.250%	95,000	87,202
02/01/2028	3.400%	130,000	118,958
Total			802,344
Oil Field Services 0.0%
Halliburton Co.
11/15/2045	5.000%	115,000	112,851
Pharmaceuticals 0.0%
AbbVie, Inc.
11/14/2048	4.875%	400,000	373,302
Allergan Funding SCS
06/15/2044	4.850%	160,000	150,831
Amgen, Inc.
06/15/2051	4.663%	415,000	393,018
Celgene Corp.
02/20/2048	4.550%	150,000	130,363
Gilead Sciences, Inc.
03/01/2047	4.150%	275,000	252,500
Johnson & Johnson
01/15/2038	3.400%	190,000	177,366
01/15/2048	3.500%	130,000	119,520
Mylan NV
06/15/2046	5.250%	35,000	28,803
Pfizer, Inc.
09/15/2048	4.200%	185,000	187,921
Total			1,813,624
Property & Casualty 0.0%
CNA Financial Corp.
03/01/2026	4.500%	475,000	474,578
Liberty Mutual Group, Inc.(b)
08/01/2044	4.850%	180,000	174,702
Travelers Companies, Inc. (The)
05/30/2047	4.000%	155,000	149,290
Total			798,570

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.0%
Canadian National Railway Co.
02/03/2048	3.650%	65,000	60,205
CSX Corp.
05/01/2050	3.950%	375,000	331,276
Norfolk Southern Corp.
08/15/2052	4.050%	110,000	98,668
Union Pacific Corp.
10/01/2051	3.799%	345,000	294,988
09/10/2058	4.800%	140,000	139,683
Total			924,820
Restaurants 0.0%
McDonald’s Corp.
09/01/2048	4.450%	361,000	344,288
Retailers 0.0%
Home Depot, Inc. (The)
06/15/2047	3.900%	135,000	127,710
Lowe’s Companies, Inc.
05/03/2047	4.050%	255,000	219,868
Target Corp.
04/15/2046	3.625%	150,000	131,718
11/15/2047	3.900%	40,000	36,790
Walmart, Inc.
12/15/2047	3.625%	260,000	240,644
06/29/2048	4.050%	110,000	109,288
Total			866,018
Supermarkets 0.0%
Kroger Co. (The)
02/01/2047	4.450%	322,000	282,391
Technology 0.0%
Apple, Inc.
02/09/2045	3.450%	486,000	430,581
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	330,000	295,891
01/15/2028	3.500%	85,000	73,295
Intel Corp.
05/11/2047	4.100%	170,000	166,016
International Business Machines Corp.
02/19/2046	4.700%	100,000	99,829
Microsoft Corp.
08/08/2046	3.700%	429,000	411,874
Oracle Corp.
07/15/2046	4.000%	385,000	359,111
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
QUALCOMM, Inc.
05/20/2047	4.300%	90,000	80,114
Total			1,916,711
Tobacco 0.0%
BAT Capital Corp.
08/15/2047	4.540%	190,000	152,044
Transportation Services 0.0%
ERAC U.S.A. Finance LLC(b)
11/01/2046	4.200%	135,000	118,630
FedEx Corp.
04/01/2046	4.550%	535,000	488,180
United Parcel Service, Inc.
11/15/2047	3.750%	295,000	266,173
Total			872,983
Wireless 0.0%
American Tower Corp.
07/15/2027	3.550%	75,000	70,397
Vodafone Group PLC
02/19/2043	4.375%	25,000	21,099
05/30/2048	5.250%	145,000	135,866
Total			227,362
Wirelines 0.0%
AT&T, Inc.
06/15/2045	4.350%	829,000	703,620
03/01/2047	5.450%	345,000	336,405
Telefonica Emisiones SAU
03/06/2048	4.895%	150,000	133,176
Verizon Communications, Inc.
03/15/2055	4.672%	982,000	903,975
Total			2,077,176
Total Corporate Bonds & Notes (Cost $39,992,666)			37,610,285

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Equity Funds 46.6%
	Shares	Value ($)
International 11.4%
CTIVP® – AQR International Core Equity Fund, Class 1 Shares(c)	59,161,685	573,868,340
CTIVP® – DFA International Value Fund, Class 1 Shares(c)	23,652,561	216,893,983
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(c)	59,464,420	582,751,316
CTIVP® – Oppenheimer International Growth Fund, Class 1 Shares(c)	21,293,080	201,432,540
Total		1,574,946,179
U.S. Large Cap 29.5%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(c),(d)	16,420,264	330,047,298
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(c),(d)	22,386,677	1,049,711,277
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(c),(d)	9,822,049	234,255,876
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(c),(d)	19,587,982	315,366,512
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares(c),(d)	17,540,319	162,949,565
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(c),(d)	9,881,582	215,714,926
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(c),(d)	10,796,030	307,686,853
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(c),(d)	11,733,134	308,346,767
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares(c),(d)	20,253,814	381,581,858
CTIVP® – MFS® Value Fund, Class 1 Shares(c),(d)	9,618,624	216,034,298
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(c),(d)	11,341,349	317,217,532
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(c),(d)	10,362,357	214,397,169
Total		4,053,309,931
U.S. Mid Cap 2.9%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(c),(d)	3,515,442	86,339,263
Columbia Variable Portfolio – Mid Cap Value Fund, Class 1 Shares(c),(d)	4,089,547	80,564,084
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(c),(d)	4,727,227	111,798,912
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(c),(d)	5,233,627	118,489,309
Total		397,191,568
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 2.8%
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(c),(d)	6,365,723	125,977,669
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(c),(d)	6,309,793	132,127,056
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(c),(d)	5,131,998	124,399,639
Total		382,504,364
Total Equity Funds (Cost $5,521,515,792)		6,407,952,042

Exchange-Traded Funds 7.4%

iShares iBoxx $ Investment Grade Corporate Bond ETF	2,637,300	297,540,186
iShares MSCI EAFE ETF	2,968,292	174,476,204
SPDR S&P 500 ETF Trust	2,190,200	547,374,784
Total Exchange-Traded Funds (Cost $897,198,232)		1,019,391,174

Fixed-Income Funds 26.4%

Investment Grade 26.4%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(c)	70,068,992	706,295,440
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(c)	22,127,847	205,346,423
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(c)	38,458,445	363,047,723
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(c)	20,602,965	210,768,336
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(c)	45,330,518	482,770,011
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(c)	65,274,616	677,550,517
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(c)	16,373,000	164,221,189
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(c)	77,545,679	815,780,537
Total		3,625,780,176
Total Fixed-Income Funds (Cost $3,741,345,347)		3,625,780,176

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
December 31, 2018
Residential Mortgage-Backed Securities - Agency 5.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(e)
01/17/2034- 01/14/2049	3.500%	489,406,000	491,483,326
01/14/2049	4.000%	305,247,000	311,161,161
Total Residential Mortgage-Backed Securities - Agency (Cost $793,192,426)			802,644,487

U.S. Treasury Obligations 0.0%

U.S. Treasury
02/15/2039	3.500%	150,000	164,057
Total U.S. Treasury Obligations (Cost $162,476)			164,057
Options Purchased Puts 0.9%
Value ($)
(Cost $68,569,311)	128,160,750

Money Market Funds 17.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(c),(f)	2,393,237,115	2,392,997,791
Total Money Market Funds (Cost $2,393,092,759)		2,392,997,791
Total Investments in Securities (Cost: $13,455,069,009)		14,414,700,762
Other Assets & Liabilities, Net		(670,757,617)
Net Assets		13,743,943,145

At December 31, 2018, securities and/or cash totaling $111,701,705 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian Dollar	800	03/2019	USD	56,416,000	—	(1,354,960)
British Pound	2,245	03/2019	USD	179,459,688	—	(409,320)
DAX Index	44	03/2019	EUR	11,617,650	—	(282,866)
Euro FX	850	03/2019	USD	122,426,563	—	(24,395)
EURO STOXX 50	866	03/2019	EUR	25,754,840	—	(557,358)
FTSE 100 Index	820	03/2019	GBP	54,603,800	—	(644,759)
FTSE/MIB Index	109	03/2019	EUR	9,922,270	—	(277,264)
Japanese Yen	1,615	03/2019	USD	185,139,563	4,327,600	—
MSCI Singapore IX ETS	350	01/2019	SGD	11,959,500	48,894	—
S&P 500 E-mini	5,519	03/2019	USD	691,309,940	—	(39,695,297)
S&P 500 Index	244	03/2019	USD	152,817,200	—	(8,772,654)
SPI 200 Index	520	03/2019	AUD	72,293,000	—	(106,962)
TOPIX Index	935	03/2019	JPY	13,964,225,000	—	(7,748,808)
U.S. Long Bond	1,641	03/2019	USD	239,586,000	8,055,089	—
U.S. Treasury 10-Year Note	2,790	03/2019	USD	340,423,594	5,617,945	—
U.S. Treasury 2-Year Note	1,684	03/2019	USD	357,534,250	1,924,039	—
U.S. Treasury 5-Year Note	5,181	03/2019	USD	594,195,938	7,559,480	—
U.S. Ultra Treasury Bond	669	03/2019	USD	107,479,031	5,082,828	—
Total					32,615,875	(59,874,643)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Canadian Dollar	(150)	03/2019	USD	(11,026,500)	291,195	—
Hang Seng Index	(154)	01/2019	HKD	(199,075,800)	63,757	—
OMXS30 Index	(250)	01/2019	SEK	(35,206,250)	101,923	—
Russell 2000 E-mini	(694)	03/2019	USD	(46,810,300)	3,015,444	—
S&P 500 E-mini	(3,848)	03/2019	USD	(482,000,480)	15,449,716	—
S&P/TSE 60 Index	(475)	03/2019	CAD	(81,443,500)	1,250,819	—
U.S. Treasury 10-Year Note	(27)	03/2019	USD	(3,294,422)	—	(70,719)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury Ultra 10-Year Note	(4)	03/2019	USD	(520,313)	—	(12,828)
U.S. Ultra Treasury Bond	(35)	03/2019	USD	(5,622,969)	—	(280,984)
Total					20,172,854	(364,531)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Deutsche Bank	USD	1,210,808,550	4,830	2,300.00	12/20/2019	23,725,606	55,110,300
S&P 500 Index	Deutsche Bank	USD	1,316,096,250	5,250	2,150.00	12/20/2019	25,543,110	41,501,250
S&P 500 Index	Deutsche Bank	USD	576,575,500	2,300	2,200.00	12/20/2019	13,062,484	20,562,000
S&P 500 Index	Deutsche Bank	USD	273,246,650	1,090	2,250.00	12/20/2019	6,238,111	10,987,200
Total							68,569,311	128,160,750
Notes to Portfolio of Investments
(a)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2018.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $2,833,410, which represents 0.02% of total net assets.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	2,273,252,539	2,727,432,190	(2,607,447,614)	2,393,237,115	—	(126,477)	(108,722)	51,643,683	2,392,997,791
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	16,888,638	—	(468,374)	16,420,264	—	5,223,728	(37,340,793)	—	330,047,298
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	24,894,619	—	(2,507,942)	22,386,677	—	55,806,978	(90,750,617)	—	1,049,711,277
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	14,939,051	20,873	(5,137,875)	9,822,049	—	51,686,476	(67,386,662)	—	234,255,876
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	64,826,948	5,489,538	(247,494)	70,068,992	5,072,570	(366,377)	(17,865,167)	16,417,829	706,295,440
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	20,918,513	—	(1,330,531)	19,587,982	—	12,730,278	(23,870,575)	—	315,366,512
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	20,733,616	1,460,623	(66,392)	22,127,847	—	(77,131)	(3,280,648)	3,913,267	205,346,423
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	34,175,747	4,338,652	(55,954)	38,458,445	10,844,804	(29,221)	(41,617,440)	12,264,352	363,047,723
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	3,672,308	—	(156,866)	3,515,442	—	1,170,515	(5,215,458)	—	86,339,263
Columbia Variable Portfolio – Mid Cap Value Fund, Class 1 Shares
	4,067,438	23,967	(1,858)	4,089,547	—	9,582	(12,346,416)	—	80,564,084
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	—	17,830,327	(290,008)	17,540,319	—	93,929	(11,947,888)	—	162,949,565
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	10,099,002	355	(217,775)	9,881,582	—	2,389,999	(32,420,762)	—	215,714,926
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	6,867,517	—	(501,794)	6,365,723	—	1,832,050	(21,976,344)	—	125,977,669
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	19,137,558	1,564,788	(99,381)	20,602,965	179,658	(30,231)	(2,125,352)	5,917,723	210,768,336
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	59,420,864	5,209,244	(19,299,590)	45,330,518	4,193,614	(9,835,406)	(22,625,039)	19,359,144	482,770,011
CTIVP® – AQR International Core Equity Fund, Class 1 Shares
	46,884,147	12,360,901	(83,363)	59,161,685	1,373,807	225,206	(106,617,357)	12,185,081	573,868,340
CTIVP® – DFA International Value Fund, Class 1 Shares
	34,464,195	1,265,982	(12,077,616)	23,652,561	1,684,447	(20,274,348)	(60,192,251)	10,831,814	216,893,983
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	47,255,097	12,373,717	(164,394)	59,464,420	1,757,928	348,431	(104,139,158)	12,257,286	582,751,316
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	11,447,948	—	(651,918)	10,796,030	—	6,944,545	(13,652,654)	—	307,686,853
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	12,671,581	—	(938,447)	11,733,134	—	15,028,202	(16,154,980)	—	308,346,767
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	20,849,701	—	(595,887)	20,253,814	—	6,477,048	(39,265,217)	—	381,581,858
CTIVP® – MFS® Value Fund, Class 1 Shares
	9,603,942	73,602	(58,920)	9,618,624	—	501,019	(24,500,083)	—	216,034,298
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	12,500,289	—	(1,158,940)	11,341,349	—	19,677,908	(7,338,420)	—	317,217,532
CTIVP® – Oppenheimer International Growth Fund, Class 1 Shares
	31,023,296	1,745,539	(11,475,755)	21,293,080	14,624,081	(41,656,772)	(49,515,036)	3,824,463	201,432,540
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	10,282,807	106,374	(26,824)	10,362,357	—	191,273	(22,128,693)	—	214,397,169
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	60,643,720	4,836,316	(205,420)	65,274,616	1,226,246	(27,690)	(14,394,225)	14,180,889	677,550,517
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	4,791,161	252	(64,186)	4,727,227	—	472,027	(12,811,336)	—	111,798,912
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	15,383,967	1,034,291	(45,258)	16,373,000	—	(7,929)	(413,873)	2,012,666	164,221,189
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	5,511,071	—	(277,444)	5,233,627	—	1,977,238	(5,583,005)	—	118,489,309
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	53,682,637	24,186,137	(323,095)	77,545,679	7,332,618	(212,839)	(19,358,914)	15,405,865	815,780,537
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	7,042,194	—	(732,401)	6,309,793	—	7,003,244	(11,466,604)	—	132,127,056
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	5,401,079	—	(269,081)	5,131,998	—	1,616,971	(20,785,694)	—	124,399,639
Total					48,289,773	118,762,226	(919,195,383)	180,214,062	12,426,730,009

(d)	Non-income producing investment.
(e)	Represents a security purchased on a when-issued basis.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2018.
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	37,610,285	—	—	37,610,285
Equity Funds	—	—	—	6,407,952,042	6,407,952,042
Exchange-Traded Funds	1,019,391,174	—	—	—	1,019,391,174
Fixed-Income Funds	—	—	—	3,625,780,176	3,625,780,176
Residential Mortgage-Backed Securities - Agency	—	802,644,487	—	—	802,644,487
U.S. Treasury Obligations	164,057	—	—	—	164,057
Options Purchased Puts	128,160,750	—	—	—	128,160,750
Money Market Funds	—	—	—	2,392,997,791	2,392,997,791
Total Investments in Securities	1,147,715,981	840,254,772	—	12,426,730,009	14,414,700,762
Investments in Derivatives
Asset
Futures Contracts	52,788,729	—	—	—	52,788,729
Liability
Futures Contracts	(60,239,174)	—	—	—	(60,239,174)
Total	1,140,265,536	840,254,772	—	12,426,730,009	14,407,250,317
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,730,545,800)	$1,859,810,003
Affiliated issuers (cost $11,655,953,898)	12,426,730,009
Options purchased (cost $68,569,311)	128,160,750
Margin deposits on:
Futures contracts	111,701,705
Receivable for:
Investments sold	7,777,993
Dividends	8,081,091
Interest	1,555,098
Foreign tax reclaims	1,608
Variation margin for futures contracts	12,253,254
Prepaid expenses	30,041
Total assets	14,556,101,552
Liabilities
Due to custodian	13
Payable for:
Investments purchased on a delayed delivery basis	794,303,666
Capital shares purchased	11,111,418
Variation margin for futures contracts	5,173,072
Management services fees	201,258
Distribution and/or service fees	281,406
Service fees	704,267
Compensation of board members	267,768
Compensation of chief compliance officer	3,172
Other expenses	112,367
Total liabilities	812,158,407
Net assets applicable to outstanding capital stock	$13,743,943,145
Represented by
Trust capital	$13,743,943,145
Total - representing net assets applicable to outstanding capital stock	$13,743,943,145
Class 2
Net assets	$13,743,943,145
Shares outstanding	1,028,639,435
Net asset value per share	$13.36
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018	17

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$21,313,724
Dividends — affiliated issuers	180,214,062
Interest	3,799,185
Total income	205,326,971
Expenses:
Management services fees	25,710,531
Distribution and/or service fees
Class 2	37,022,391
Service fees	8,880,502
Compensation of board members	212,249
Custodian fees	64,621
Printing and postage fees	183,216
Audit fees	27,400
Legal fees	137,430
Compensation of chief compliance officer	3,082
Other	189,178
Total expenses	72,430,600
Net investment income	132,896,371
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(34,431,068)
Investments — affiliated issuers	118,762,226
Capital gain distributions from underlying affiliated funds	48,289,773
Foreign currency translations	(184,673)
Forward foreign currency exchange contracts	(2,521,607)
Futures contracts	(110,429,114)
Options purchased	(63,838,354)
Net realized loss	(44,352,817)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(81,704,953)
Investments — affiliated issuers	(919,195,383)
Foreign currency translations	(507,729)
Forward foreign currency exchange contracts	821,565
Futures contracts	(45,019,979)
Options purchased	97,410,955
Net change in unrealized appreciation (depreciation)	(948,195,524)
Net realized and unrealized loss	(992,548,341)
Net decrease in net assets resulting from operations	$(859,651,970)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$132,896,371	$94,463,540
Net realized gain (loss)	(44,352,817)	378,468,109
Net change in unrealized appreciation (depreciation)	(948,195,524)	1,367,543,498
Net increase (decrease) in net assets resulting from operations	(859,651,970)	1,840,475,147
Decrease in net assets from capital stock activity	(74,792,031)	(39,923,536)
Total increase (decrease) in net assets	(934,444,001)	1,800,551,611
Net assets at beginning of year	14,678,387,146	12,877,835,535
Net assets at end of year	$13,743,943,145	$14,678,387,146

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	23,744,499	337,793,697	23,451,338	316,498,543
Redemptions	(29,323,244)	(412,585,728)	(27,187,438)	(356,422,079)
Net decrease	(5,578,745)	(74,792,031)	(3,736,100)	(39,923,536)
Total net decrease	(5,578,745)	(74,792,031)	(3,736,100)	(39,923,536)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Class 2	Year Ended December 31,
	2018	2017	2016	2015	2014
Per share data
Net asset value, beginning of period	$14.19	$12.41	$12.00	$12.31	$11.74
Income (loss) from investment operations:
Net investment income	0.13	0.09	0.07	0.08	0.06
Net realized and unrealized gain (loss)	(0.96)	1.69	0.34	(0.39)	0.51
Total from investment operations	(0.83)	1.78	0.41	(0.31)	0.57
Net asset value, end of period	$13.36	$14.19	$12.41	$12.00	$12.31
Total return	(5.85%)	14.34%	3.42%	(2.52%)	4.86%
Ratios to average net assets
Total gross expenses(a)	0.49%	0.47%	0.46%	0.47%	0.47%
Total net expenses(a),(b)	0.49%	0.47%	0.46%	0.47%	0.47%
Net investment income	0.90%	0.69%	0.57%	0.64%	0.46%
Supplemental data
Net assets, end of period (in thousands)	$13,743,943	$14,678,387	$12,877,836	$11,278,182	$9,917,511
Portfolio turnover	92%	98%	112%	119%	107%

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Variable Portfolio – Managed Volatility Moderate Growth Fund (formerly known as Columbia Variable Portfolio - Managed Volatility Moderate Growth Fund) (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective May 1, 2018, Columbia Variable Portfolio - Managed Volatility Moderate Growth Fund was renamed Variable Portfolio – Managed Volatility Moderate Growth Fund.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
22	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund
24	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	19,930,553*
Equity risk	Investments, at value — Options Purchased	128,160,750
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	4,618,795*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	28,239,381*
Total		180,949,479

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	58,085,968*
Foreign exchange risk	Component of trust capital - unrealized depreciation on futures contracts	1,788,675*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	364,531*
Total		60,239,174

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
December 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	(44,296,709)	(63,838,354)	(108,135,063)
Foreign exchange risk	(2,521,607)	(28,322,186)	—	(30,843,793)
Interest rate risk	—	(37,810,219)	—	(37,810,219)
Total	(2,521,607)	(110,429,114)	(63,838,354)	(176,789,075)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	(70,849,237)	97,410,955	26,561,718
Foreign exchange risk	821,565	(3,466,453)	—	(2,644,888)
Interest rate risk	—	29,295,711	—	29,295,711
Total	821,565	(45,019,979)	97,410,955	53,212,541
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	3,083,876,450
Futures contracts — short	244,514,314

Derivative instrument	Average value ($)*
Options contracts — purchased	111,526,000

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	144,452	(224,046)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2018.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
26	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
Deutsche Bank ($)
Assets
Options purchased puts	128,160,750
Total financial and derivative net assets	128,160,750
Total collateral received (pledged) (a)	-
Net amount (b)	128,160,750

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
December 31, 2018
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
28	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
December 31, 2018
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2018 was 0.17% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $14,486,710, respectively. The sale transactions resulted in a net realized loss of $295,945.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2018, was 0.06% of the Fund’s average daily net assets.
30	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 2	1.10%
The Fund had a voluntary expense reimbursement arrangement from May 1, 2018 to June 30, 2018. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2018 through April 30, 2019. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $11,738,249,559 and $12,023,233,650, respectively, for the year ended December 31, 2018, of which $9,686,140,262 and $9,766,222,609, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
December 31, 2018
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
32	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Managed Volatility Moderate Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio - Managed Volatility Moderate Growth Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
36	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
38	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018	39

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
40	Variable Portfolio – Managed Volatility Moderate Growth Fund | Annual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

Variable Portfolio – Managed Volatility Moderate Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6538 AR (02/19)

Annual Report
December 31, 2018
Variable Portfolio Funds
References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:
Columbia Variable Portfolio – U.S. Equities Fund
CTIVP® – American Century Diversified Bond Fund
CTIVP® – AQR International Core Equity Fund
CTIVP® – CenterSquare Real Estate Fund
CTIVP® – DFA International Value Fund
CTIVP® – Los Angeles Capital Large Cap Growth Fund
CTIVP® – MFS® Value Fund
CTIVP® – Morgan Stanley Advantage Fund
CTIVP® – Oppenheimer International Growth Fund
CTIVP® – T. Rowe Price Large Cap Value Fund
CTIVP® – TCW Core Plus Bond Fund
CTIVP® – Wells Fargo Short Duration Government Fund
CTIVP® – Westfield Mid Cap Growth Fund
Variable Portfolio – Columbia Wanger International Equities Fund
Variable Portfolio – Partners Core Bond Fund
Variable Portfolio – Partners Small Cap Growth Fund
Please remember that you may not buy (nor will you own) shares of a Fund directly. Each Fund is available through variable annuity contracts or variable life insurance policies (collectively, Contracts) offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans (Qualified Plans). Please contact your financial advisor or insurance representative for more information.
This report may contain information on a Fund not available under your Contract or Qualified Plan. Please refer to your Contract prospectus or Qualified Plan disclosure document for information regarding the investment options available to you.
Not FDIC Insured • No bank guarantee • May lose value

Variable Portfolio Funds  |  Annual Report 2018

Variable Portfolio Funds  |  Annual Report 2018

Fund at a Glance
Columbia Variable Portfolio – U.S. Equities Fund
Investment objective
Columbia Variable Portfolio – U.S. Equities Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Columbia Management Investment Advisers, LLC
Brian Condon, CFA, CAIA
Jarl Ginsberg, CFA, CAIA
Christian Stadlinger, Ph.D., CFA
David Hoffman
Peter Albanese
Columbia Wanger Asset Management, LLC
Matthew Litfin, CFA
Richard Watson, CFA
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-14.03	1.59	8.21
Class 2	05/07/10	-14.22	1.34	7.94
Russell 2000 Index		-11.01	4.41	10.24
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2015, when the Investment Manager assumed day-to-day management responsibilities over a portion of the Fund’s portfolio, reflects returns achieved by a single subadviser that managed the Fund’s portfolio according to different principal investment strategies. If the Fund’s current management and strategies had been in place for the prior periods, results shown may have been different.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2018	3

Fund at a Glance   (continued)
Columbia Variable Portfolio – U.S. Equities Fund
Performance of a hypothetical $10,000 investment (May 7,2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – U.S. Equities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	97.2
Limited Partnerships	0.4
Money Market Funds	2.4
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2018)
PS Business Parks, Inc.	0.7
j2 Global, Inc.	0.6
MGIC Investment Corp.	0.6
Adtalem Global Education, Inc.	0.6
OFG Bancorp	0.6
Hancock Whitney Corp.	0.6
Houlihan Lokey, Inc.	0.6
American Equity Investment Life Holding Co.	0.5
Qualys, Inc.	0.5
Loxo Oncology, Inc.	0.5
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	2.8
Consumer Discretionary	12.7
Consumer Staples	4.0
Energy	3.7
Financials	17.7
Health Care	14.8
Industrials	13.6
Information Technology	15.8
Materials	3.4
Real Estate	8.0
Utilities	3.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance
Columbia Variable Portfolio – U.S. Equities Fund
Columbia Management Investment Advisers, LLC (CMIA, the Investment Manager) and Columbia Wanger Asset Management, LLC (CWAM), a wholly- owned subsidiary of CMIA, each manage a portion of the Fund’s portfolio. As of December 31, 2018, CMIA managed approximately 80% and CWAM managed approximately 20% of the Fund’s assets.
At December 31, 2018, approximately 98.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2018, the Fund’s Class 2 shares returned -14.22%. The Fund lagged its benchmark, the Russell 2000 Index, which returned -11.01% for the same time period. The CWAM-managed portion of the Fund outperformed the benchmark during the period while the CMIA-managed portion of the Fund underperformed the benchmark.
Market overview
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth averaged more than 3.0% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3.0% and manufacturing activity remained solid. Unemployment rose modestly in December, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
However, as the year progressed, the rosy global picture dimmed. European economies transitioned to a slower pace, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit, (the UK’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade concerns and a rising U.S dollar. In December, the Federal Reserve (Fed) rattled investors as it raised the target on its key short-term interest rate, the federal funds rate, to a range from 2.25% to 2.50%. This was the fourth rate hike of 2018 and the ninth increase since the Fed began raising rates from near-zero three years ago.
As uncertainties rose, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory. The S&P 500 Index, a broad measure of U.S. stock returns, lost 4.38% in 2018, with dividends reinvested. The MSCI EAFE Index (Net), a broad-based proxy for developed foreign equity markets, returned -13.79% (in U.S. dollars) over the same period. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were essentially flat for the 12-month period, returning 0.01%.
The Fed announced that it had reduced the number of its anticipated 2019 rate increases from three to two, with a commitment to continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
Significant performance factors
CMIA: Our portion of the portfolio is divided into two segments. In one segment, stocks are selected using a quantitative model, which focuses on three broad categories: valuation (fundamental measures such as earnings and cash flow relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength). Securities are then ranked within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. The segment held up better than its benchmark in the energy and materials sectors, where solid stock selection helped stem losses for the period. However, this relative advantage was more than wiped out by disappointing stock selection in other sectors, especially in the health care, consumer discretionary and industrials sector. Deckers Outdoor, was the segment’s top contributor to performance for the year. Footware designer and distributor Deckers Outdoor gained ground as higher sales and improved margins pushed the company back into profitability. The company’s
Variable Portfolio Funds | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
Columbia Variable Portfolio – U.S. Equities Fund
earnings beat expectations in the first half of the year, and it raised earnings guidance for 2019. Pharmaceutical firm Lannett Company was the top detractor for the period. Lannett shares collapsed after an announcement that the company’s distribution agreement with another pharmaceutical company would not be renewed.
During the period, we made minor updates to two of the Fund’s stock selection models. We refreshed the model for the stable, mature consumer staples sector. The new model expands diversification coverage and captures additional fundamental drivers that were not included in the previous model, most notably earnings quality. We also modified factor and theme diversification within the financial-intermediaries model in an effort to provide more balance and incorporate measures of stability and growth that complement valuation, profitability and momentum.
At the end of the third quarter, we launched a new model to represent the benchmark’s new communication services sector, which represents legacy telecommunication stocks as well as certain media and Internet software and services names. To improve comparability within this diverse sector, fundamental ratios will be adjusted at the subsector level. The free cash flow yield signal also was modified to address the large disparity in the structure of total investment and balance sheet composition across companies within this new sector.
The small/midcap value segment of the portfolio, in which stock selection is based on fundamental analysis, also lagged the benchmark, in part, because of disappointing stock selection, especially in the financials and industrials sectors. Stock selection in health care was positive for relative results. The segment’s top contributors to performance were LHC Group and Molina Healthcare. LHC, a leader in home health care and hospice services, continued to improve operations within Almost Family, a recent acquisition. We believed the company was well positioned to meet the Centers for Medicare & Medicaid Services quality requirements as Medicare moves to value-based purchasing and has the potential to continue to expand its share of this growing market via acquisitions. Shares of Molina Healthcare, a managed care company, rose strongly after the company reported improved operational efficiency that led to a significant jump in net income and a significant drop in total debt. After a solid first half, management more than doubled its guidance on full year net income.
The small/midcap segment’s biggest disappointments for the year were William Lyon Homes and GreenSky. Shares of William Lyon Homes, a homebuilder in the western United States, fell after the company softened earnings guidance for 2018 as rising home prices and higher interest rates have made home ownership less affordable — factors that weighed on the entire homebuilding industry. GreenSky shares fell after the company released disappointing third quarter earnings and substantially reduced earnings guidance for the year. GreenSky originates loans that building contractors can offer their customers. A general labor shortage and a shift in loan mix were cited as reasons for the weakened outlook, but investors seemingly fear that the cycle for home improvement spending may have peaked just as rising rates make consumer loans less affordable.
Underperformance for this portion of the Fund was driven primarily by market conditions during the second quarter of 2018, during which global trade tensions and tariff discussions heated up. Against that backdrop, investors increased exposure to small cap stocks on the rationale that domestic small-cap companies derive fewer revenues internationally, which had the potential to insulate them from global trade policies. Most of these funds flowed into passive exchange-traded funds (ETFs) which led to outperformance by the smallest, and least liquid names in the benchmark, regardless of fundamentals. The Fund is generally underweight in these illiquid names, as they carry more risk. While over time we believe that stock prices have the potential to track fundamentals, this approach hampered us in the short term and we were not able to close the gap during the second half of the year.
CWAM: A combination of stock selection and sector allocation accounted for the Fund’s performance advantage over its benchmark in a difficult year across the board for stocks. Health care and technology were the segment’s strongest-performing sectors relative to benchmark. Consumer discretionary, financials and communication services sectors detracted from relative results. The segment’s top individual contributors included computer software company Alteryx in the technology sector and Reata Pharmaceuticals and Amedisys in the health care sector. Investors responded favorably to Alteryx after a slew of earnings and revenue announcements that exceeded expectations. Shares of Reata, which focuses on oral antioxidative and anti-inflammatory drugs, jumped after the company reported encouraging midstage trial results for a drug for rare forms of chronic kidney disease. Amedisys, a major provider of home health care and hospice, enjoyed substantial earnings growth in 2018. OptiNose, Cooper Standard Holdings and LCI Industries were the three largest detractors from the segment’s results. OptiNose is a specialty pharmaceutical company focused on creating and bringing to market innovative
6	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Columbia Variable Portfolio – U.S. Equities Fund
products for patients with diseases treated by ear, nose, throat and allergy physicians. Despite reasonably good news on revenues, shares of OptiNose dropped sharply after metrics showed a downtrend in market penetration by the company’s Xhance nasal spray. The company also lowered earnings guidance for the year. Cooper Standard Holdings, global supplier of systems and components to the auto industry, slumped after the company fell short of third quarter earnings estimates. Slowing revenue growth, declining margins and falling RV shipments weighed on LCI Industries, which supplies engineered components to manufacturers in the recreational and industrial products market.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2018	7

Fund at a Glance
CTIVP® – American Century Diversified Bond Fund
Investment objective
CTIVP® – American Century Diversified Bond Fund (the Fund) seeks to provide shareholders with a high level of current income.
Portfolio management
American Century Investment Management, Inc.
Robert Gahagan
Alejandro Aguilar, CFA
Jeffrey Houston, CFA
Brian Howell
Charles Tan
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-1.05	2.68	3.05
Class 2	05/07/10	-1.31	2.44	2.80
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	2.52	2.95
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
8	Variable Portfolio Funds | Annual Report 2018

Fund at a Glance   (continued)
CTIVP® – American Century Diversified Bond Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – American Century Diversified Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Asset-Backed Securities — Non-Agency	9.0
Commercial Mortgage-Backed Securities - Non-Agency	9.0
Corporate Bonds & Notes	35.7
Foreign Government Obligations	4.5
Money Market Funds	3.8
Municipal Bonds	1.4
Residential Mortgage-Backed Securities - Agency	18.9
Residential Mortgage-Backed Securities - Non-Agency	9.1
U.S. Treasury Obligations	8.6
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2018)
AAA rating	35.5
AA rating	11.9
A rating	14.6
BBB rating	21.9
BB rating	8.2
B rating	4.1
CCC rating	2.0
D rating	0.7
Not rated	1.1
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Variable Portfolio Funds | Annual Report 2018	9

Fund at a Glance   (continued)
CTIVP® – American Century Diversified Bond Fund
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2018)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	100.3	—	100.3
Foreign Currency Derivative Contracts	17.9	(18.2)	(0.3)
Total Notional Market Value of Derivative Contracts	118.2	(18.2)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.
10	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance
CTIVP® – American Century Diversified Bond Fund
At December 31, 2018, approximately 99.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -1.31%. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.01% over the same period. The Fund’s relative results can be attributed primarily to sector allocation, though security selection also detracted. Duration positioning contributed positively.
Bond markets experienced volatility amid changing interest rate and inflation outlooks
Bond markets experienced volatility in 2018 amid a changing outlook for interest rates and inflation as the calendar year progressed. A risk-on trend, or reduced investor risk aversion, drove U.S. assets for much of the year, despite headwinds facing non-U.S. markets. These headwinds included slowing global economic growth, trade war concerns, Brexit uncertainty, Italy’s budget woes and weakness among select emerging markets debt issuers. In the fourth quarter of 2018, prospects for global economic growth weakened further, weighing heavily on risk asset performance. Global interest rates, global equities and oil prices plunged.
Fundamentals in the U.S. were broadly positive, despite pressures from U.S.-China trade tensions. With tax cuts as a tailwind, economic growth was robust, and corporate earnings rose more than 20% compared with 2017. Labor markets were also strong, and inflation measures and interest rates generally rose. The Consumer Price Index (CPI) climbed from about 2.1% at the end of 2017 to a peak of 2.9% in July 2018 before easing back to 2.2% in December 2018. Likewise, the personal consumption expenditure (PCE) index stood at 1.8% at the end of 2017, rose to 2.4% in mid-2018 and then retreated to 1.9% by the end of the year. The Federal Reserve (Fed) enacted three interest rate hikes in the first three quarters of 2018. Markets were less supportive of the Fed’s fourth rate hike — in December 2018 — amid signs of slowing economic growth and falling oil prices, and many investors perceived the Fed chair’s comments about expected actions into 2019 as overly hawkish. The 10-year inflation breakeven rate, which had been steadily holding above 2% for most of the year, slid 42 basis points in the fourth quarter, ending 2018 at 1.71%, compared with 1.98% at the end of 2017. (Breakeven rates are the difference in yield between inflation-protected and nominal, or non-inflation-protected, debt of the same maturity. If the breakeven rate is negative, it suggests the markets are betting the economy may face deflation in the near future. If the breakeven rate is positive, it suggests the markets are betting the economy may face inflation in the near future. A basis point is 1/100th of a percentage point.)
In this environment, interest rates climbed through most of the annual period, pressuring bond returns. However, rates reversed course in the final quarter amid “safe haven” buying and a softening economic growth outlook. Credit spreads, or yield differentials to U.S. Treasuries, also widened significantly late in the year. On balance, the broad U.S. Treasury sector posted a modest gain for the annual period. Mortgage-backed securities also generated gains, outperforming U.S. Treasuries and benchmark. Treasury inflation protected securities (TIPS) underperformed nominal U.S. Treasuries and declined for the year. Investment-grade and high-yield corporate bonds also posted losses for the annual period. The U.S. Treasury yield curve flattened considerably and approached inversion, as shorter maturity yields increased at a greater pace than longer maturity yields.
Sector allocation and security selection overall dampened results
The Fund’s allocation to spread, or non-government bond, sectors, especially to high-yield corporate bonds, which are not a component of the benchmark, detracted most from its relative performance. Most of the effect can be attributed to the fourth calendar quarter when credit spreads widened significantly. The Fund’s allocation to U.S. dollar-denominated emerging markets debt, which are similarly not a component of the benchmark, detracted as well. Security selection overall also dampened Fund results, primarily from market moves in the fourth quarter of 2018. The Fund’s U.S. dollar-denominated emerging markets debt issues disappointed most. Selection among investment-grade corporate bonds also weighed on the Fund’s relative results.
Variable Portfolio Funds | Annual Report 2018	11

Manager Discussion of Fund Performance  (continued)
CTIVP® – American Century Diversified Bond Fund
On the positive side, having exposure to TIPS, which are not a component of the benchmark, added value. Inflation measures surprised to the upside for the first three calendar quarters, driving TIPS to outperform nominal U.S. Treasuries during these months. We prudently exited the Fund’s holdings in TIPS in the third quarter. The Fund’s allocation to securitized issues also contributed positively as did security selection among securitized non-agency securities and asset-backed securities.
Duration positioning had a modestly positive effect on the Fund’s performance during the annual period, though it detracted in the fourth quarter. The Fund had a neutral duration overall relative to the benchmark. However, for most of the year, the Fund’s duration composition was long in select emerging markets interest rates and short in U.S. interest rates. In October 2018, we exited the Fund’s long position in emerging markets rates and extended duration modestly in U.S. rates. Yield curve positioning was neutral to the benchmark for most of the year and overall added modestly to performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Shifting market conditions drove portfolio changes
During the annual period, geopolitical events, such as trade conflicts and Brexit negotiations, coupled with slower than expected global economic growth, prompted changes in the Fund’s duration composition during the fourth calendar quarter. We also reduced local emerging markets debt exposure in favor of U.S. dollar-denominated exposure during the fourth quarter.
We purchased AAA/AA-rated collateralized loan obligations (CLOs) early in 2018, as we viewed CLOs as an opportunity to own high quality floating rate exposure. We purchased high-yield credit default swaps during the selloff in late 2018 because we viewed the correction as extreme and a tactical buying opportunity. Conversely, as mentioned, we exited positions in TIPS during the third quarter after they had positively contributed to returns earlier in the year when inflation surprised to the upside. All told, the Fund’s portfolio turnover rate during the annual period was 136%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
The Fund’s overall positioning, however, remained rather constant. At the end of the annual period, the Fund remained overweight spread sectors and maintained exposure to out-of-Index high-yield corporate bonds and select non-U.S. issues. The Fund was duration neutral compared to the benchmark at the end of the annual period.
Derivative positions in the Fund
The Fund held Treasury futures during the annual period as a method of managing duration and yield curve positioning. We purchased high-yield credit default swaps during the sell-off in late 2018, using them to manage sector allocation because we viewed the selloff as extreme and a tactical buying opportunity. The Fund’s exposure to U.S. Treasury futures and high-yield credit default swaps was modestly positive for the annual period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
12	Variable Portfolio Funds | Annual Report 2018

Fund at a Glance
CTIVP® – AQR International Core Equity Fund
Investment objective
CTIVP® – AQR International Core Equity Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
AQR Capital Management, LLC
Michele Aghassi, Ph.D.
Andrea Frazzini, Ph.D., M.S.
Jacques Friedman, M.S.
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-16.53	-1.67	3.72
Class 2	05/07/10	-16.69	-1.91	3.45
MSCI EAFE Index (Net)		-13.79	0.53	5.36
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2018 reflects returns achieved by a subadviser that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2018	13

Fund at a Glance   (continued)
CTIVP® – AQR International Core Equity Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – AQR International Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Roche Holding AG, Genusschein Shares (Switzerland)	2.9
Novartis AG, Registered Shares (Switzerland)	2.4
Nestlé SA, Registered Shares (Switzerland)	2.1
Novo Nordisk A/S, Class B (Denmark)	2.0
SAP SE (Germany)	2.0
Rio Tinto PLC (United Kingdom)	1.9
BP PLC (United Kingdom)	1.8
Enel SpA (Italy)	1.8
Allianz SE, Registered Shares (Germany)	1.7
Koninklijke Ahold Delhaize NV (Netherlands)	1.7
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	4.7
Consumer Discretionary	8.1
Consumer Staples	8.4
Energy	7.5
Financials	13.8
Health Care	17.5
Industrials	10.8
Information Technology	6.7
Materials	9.9
Real Estate	3.6
Utilities	9.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

14	Variable Portfolio Funds | Annual Report 2018

Fund at a Glance   (continued)
CTIVP® – AQR International Core Equity Fund
Country breakdown (%) (at December 31, 2018)
Australia	5.7
Belgium	0.8
Denmark	2.7
Finland	2.0
France	10.0
Germany	9.5
Hong Kong	3.1
Ireland	0.3
Italy	3.2
Japan	22.7
Jersey	0.2
Luxembourg	0.3
Netherlands	3.6
Singapore	0.7
Spain	3.7
Sweden	3.0
Switzerland	9.5
United Kingdom	16.5
United States(a)	2.5
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Variable Portfolio Funds | Annual Report 2018	15

Manager Discussion of Fund Performance
CTIVP® – AQR International Core Equity Fund
At December 31, 2018, approximately 99.8% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
Prior to May 21, 2018, the Fund was subadvised by FIAM LLC (doing business as Pyramis Global Advisors) (Pyramis). Effective May 21, 2018, the day-to-day portfolio management of the Fund was assumed by subadviser AQR Capital Management, LLC (AQR) and the Fund’s name was changed to CTIVP® – AQR International Core Equity Fund. The discussion that follows includes information provided by Pyramis and AQR.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -16.69%. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned -13.79% over the same time period. By the end of the period, stock selection within health care, consumer staples and real estate had contributed to Fund performance, while stock selection within information technology, consumer discretionary and financials had detracted.
Optimism gave way to bearish signals
2018 began with continued optimism around synchronized global growth and renewed confidence around tax reform in the U.S. This led to positive earnings revisions and aided a strong equity market rally in January of 2018. Better-than-expected earnings reports and associated strong technology and energy company performance drove most developed equity markets higher in the second and third quarters. After these gains, the fourth quarter of 2018 began with U.S. equities trading near record highs, despite several identifiable headwinds, such as tighter Fed policy, a strong U.S. dollar, and expensive valuations. These bearish factors began to win out in October. Data released early in October underscored the risk of economic overheating, as the U.S. unemployment rate fell to a new multi-decade low of 3.7%. U.S. Treasury yields rose to new multi-year highs, the U.S. dollar strengthened, and equity prices began to lose ground. Risk sentiment was further heightened by continued signs of deterioration in global growth, with particularly negative developments in Europe and China. Economic data delivered negative surprises in the eurozone, with high-profile releases such as GDP and industrial production pointing towards the weakest growth in several years.
Concerns about the eurozone outlook were exacerbated by a standoff between the new anti-establishment coalition in Italy and the European Commission over the coalition’s proposed 2.4% of GDP deficit for Italy in 2019. Chinese economic data also disappointed relative to consensus forecasts in the fourth quarter, fueling speculation that trade tensions with the U.S. might be weighing on growth.
Contributors and detractors
Pyramis: From the beginning of the period through May 18, 2018, energy, financials, and materials were the largest sector contributors to relative performance. On an average weighted basis, the Fund held a benchmark neutral weight in the energy sector and was overweight in the financials and materials sectors. For the same period, the consumer discretionary, consumer staples, and telecommunications services sectors were the largest detractors from relative performance. The Fund was underweight in the consumer discretionary sector and was modestly overweight in the consumer staples and telecommunications services sector. Negative stock selection across consumer discretionary, consumer staples, and telecommunications services hurt the portfolio’s performance relative to the benchmark.
Individual holdings that contributed to performance through May 18, 2018, included Sweden-based Lundin Petroleum, one of Europe’s leading independent oil and gas exploration and production companies, Equinor, a Norwegian energy company, and energy company, Fortum Oyj of Finland. Detractors for the period included Micro Focus International, a U.K. software and information technology company, British American Tobacco (BAT) and LVMH Moet Hennessy Shares of LVMH increased, driven by high organic sales growth and growth in demand in the luxury goods market.
16	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
CTIVP® – AQR International Core Equity Fund
AQR: From May 21, 2018 through December 31, 2018, an overweight to utilities and health care and an underweight to financials were the top sector contributors. In stock selection within sectors, the top contributors were health care, consumer staples and real estate. For the same period, an underweight to consumer staples and an overweight to energy and materials detracted most from performance. In stock selection within sectors, the largest detractors were information technology, consumer discretionary and financials. By region, stock selection within Japan and Europe detracted the most from returns.
Over the same period, top individual contributors included BHP, the Australian natural resources company; and HSBC Holdings, the U.K. banking firm. The largest individual detractors were Covestro, a German materials company; Astellas Pharma, a Japanese pharmaceutical company; and BlueScope Steel of Australia. Within the global stock selection component, Switzerland, Spain and the Netherlands were the largest contributors to returns from a country perspective since May 21, 2018. Conversely, Japan, France and Germany were the largest detractors during the period.
Portfolio positioning
AQR: It is important to keep in mind that decisions to add or remove to positions are based on relative attractiveness across many factors and themes, as well as indications of marginal risk and trading costs. We do not make security-level weight decisions based on data points of individual stocks in isolation. The majority of themes in the Fund’s investment model evaluate companies on an industry-neutral basis. Having said that, security selection since May 21, 2018 has led to an increase in Fund exposure to health care and utilities. The largest decreases in sector exposures were in financials and industrials. At the end of the period, the Fund was most overweight in the health care, utilities and materials sectors. Conversely, the Fund was most underweight in the financials, industrials and consumer staples sectors. Finally, as with industries, the Fund invests in a country-neutral basis. Therefore, no meaningful country shifts were made during the period relative to the benchmark and the Fund’s country positioning was neutrally-weighted relative to the benchmark.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2018	17

Fund at a Glance
CTIVP® – CenterSquare Real Estate Fund
Investment objective
CTIVP® – CenterSquare Real Estate Fund (the Fund) seeks to provide shareholders with current income and capital appreciation.
Portfolio management
CenterSquare Investment Management LLC
Dean Frankel, CFA
Eric Rothman, CFA
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-5.58	3.51	6.34
Class 2	05/07/10	-5.85	3.24	6.07
FTSE Nareit Equity REITs Index		-4.62	7.90	9.66
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to June 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The FTSE Nareit Equity REITs Index reflects performance of all publicly traded equity real estate investment trusts (REITs), other than those designated as timber REITs.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
18	Variable Portfolio Funds | Annual Report 2018

Fund at a Glance   (continued)
CTIVP® – CenterSquare Real Estate Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Centersquare Real Estate Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2018)
Simon Property Group, Inc.	6.1
ProLogis, Inc.	5.9
Equinix, Inc.	5.3
AvalonBay Communities, Inc.	4.6
HCP, Inc.	3.6
Ventas, Inc.	3.6
VEREIT, Inc.	3.0
CubeSmart	3.0
Camden Property Trust	2.7
Boston Properties, Inc.	2.7
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Consumer Discretionary	0.9
Real Estate	99.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at December 31, 2018)
Real Estate
Diversified REITs	9.4
Health Care REITs	9.8
Hotel & Resort REITs	4.7
Industrial REITs	8.4
Office REITs	13.5
Residential REITs	20.1
Retail REITs	15.2
Specialized REITs	18.0
Total	99.1
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2018	19

Manager Discussion of Fund Performance
CTIVP® – CenterSquare Real Estate Fund
At December 31, 2018, approximately 94.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -5.85%. The Fund underperformed its benchmark, the FTSE Nareit Equity REITs Index, which returned -4.62% over the same period. The Fund’s relative underperformance can be attributed primarily to sub-sector allocation. Stock selection overall contributed positively, albeit modestly, to relative results.
Real estate securities market declined on elevated investor anxieties
During the annual period ended December 31, 2018, the U.S. real estate investment trust (REIT) market, as measured by the benchmark, posted negative absolute returns, with a steep broad market decline in December 2018. Negative absolute performance was driven by concerns about the forward economic growth outlook, as trade policy, waning effects of tax reform, rising political tensions, hawkish Federal Reserve (Fed) policy, falling oil and other commodity prices, and declining U.S. equity prices all combined to ratchet up investor anxiety. Overall, at the end of the annual period, we believed the broad U.S. equity market selloff over-punished the REIT sector and that there remained a number of value opportunities despite the increasing concern about the U.S. economy moving into a recession.
Sub-sector allocation positioning dampened Fund performance
The Fund underperformed the benchmark during the annual period due primarily to sub-sector allocation decisions. Stock selection overall contributed positively, albeit modestly.
More specifically, the Fund underperformed due in large part to the rally in traditionally defensive triple net lease and health care sub-sectors, to which the Fund was broadly underweight. (Triple net properties are typically single-tenant retail properties leased to tenants with high credit ratings on “net, net, net” terms, meaning the tenant is responsible for real estate taxes, insurance and all maintenance.) Additionally, the Fund’s overweight to suburban office REITs detracted during the annual period. Also dampening relative results was stock selection in the data center and alternative housing sub-sectors, led by the Fund’s underweight to data center Digital Realty Trust and its overweight to alternative housing name American Homes 4 Rent.
Partially offsetting these detractors was effective stock selection in most sub-sectors, with selection in the hotel, suburban office and diversified sub-sectors the strongest generators of value. In the hotel sub-sector, the Fund’s overweights to Park Hotels & Resorts and to Chesapeake Lodging Trust contributed most positively. In the suburban office sub-sector, the Fund’s overweight to Mack-Cali Realty was an especially strong performer. The Fund’s underweights to diversified sub-sector names Colony Capital and Forest City Realty Trust proved most beneficial.
From an individual security perspective, the stocks that detracted most from the Fund’s relative performance during the annual period were Healthcare Trust of America, Digital Realty Trust and Welltower. Healthcare Trust of America detracted, as comparatively lower quality names within the health care sector rallied during the annual period. We trimmed the Fund’s position over the course of the calendar year. Digital Realty Trust, mentioned earlier, detracted as well. Although we continued to favor the data center sub-sector given secular demands, we preferred other names in the sub-sector that we felt were better positioned for changes in the information technology industry. Having no position in Welltower hurt the Fund’s relative results, as the market was rather bullish on skilled nursing facilities growth, driving its share price higher.
The three strongest contributors to the Fund’s relative results during the annual period were Park Hotels & Resorts and Mack-Cali Realty, each mentioned earlier, as well as Americold Realty Trust. Park Hotels & Resorts offered investors a strong management team that excels, in our view, in wise capital allocation, with a portfolio exposed to high growth potential in preferred geographies, namely Hawaii and San Francisco. Mack-Cali Realty offered investors an attractive valuation with
20	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
CTIVP® – CenterSquare Real Estate Fund
strong upside potential. Americold Realty Trust, a specialty REIT, is a new company and the only REIT in the cold storage space. It benefited during the annual period from positive investor views on its operational platform and its management team. We maintained the Fund’s overweight positions in each of these holdings at the end of the annual period.
Strict value-oriented discipline drove portfolio changes
During the annual period, we established a Fund position in apartment REIT Equity Residential Properties Trust. In our view, it is a good defensive name, and we feel it owns the nicest buildings in gateway cities. We also purchased shares for the Fund of net lease name WP Carey, which mostly owns industrial properties. WP Carey underwent a merger, which provided us the opportunity to buy its shares at a lower price than before the transaction. We initiated a Fund position in infill office name Empire State Realty Trust, which owns prime office assets in the sought-after mid-town market in New York City. (Infill is the urban planning term for the rededication of land in an urban environment, usually open space to new construction.) Its stock had sold off on news of renovating, leading to an opportune time, in our view, for the Fund to invest on weakness.
We sold the Fund’s position in infill office sub-sector constituent Hudson Pacific Properties because it has significant vacancies, and with the highest exposure to Northern California of all the companies we follow, we preferred not to have that amount of exposure to that area. During the annual period, we also exited the Fund’s position in apartment name Mid-America Apartment Communities and reallocated the proceeds to Camden Property Trust, which we liked better in that sub-sector for what we see as its better management team and growth prospects.
With these purchases and sales and other active management decisions, the Fund’s sub-sector allocations shifted. Within the Fund’s portfolio, we decreased weightings to the triple net lease and infill office sub-sectors and increased its exposure to the specialty sub-sector. As of December 31, 2018, the Fund was overweight the suburban office and alternative housing sub-sectors and underweight the health care, diversified and specialty sub-sectors relative to the benchmark. On the same date, the Fund was rather neutrally weighted in the other constituent sub-sectors of the benchmark
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2018	21

Fund at a Glance
CTIVP® – DFA International Value Fund
Investment objective
CTIVP® – DFA International Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Dimensional Fund Advisors LP
Joseph Chi, CFA
Jed Fogdall
Mary Phillips, CFA
Bhanu Singh
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-17.30	-0.75	2.50
Class 2	05/07/10	-17.48	-0.99	2.24
MSCI EAFE Value Index (Net)		-14.78	-0.61	4.44
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to November 2011 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Value Index (Net) captures large and mid-cap securities exhibiting overall value style characteristics across 21 of 23 Developed Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
22	Variable Portfolio Funds | Annual Report 2018

Fund at a Glance   (continued)
CTIVP® – DFA International Value Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – DFA International Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Total SA (France)	3.3
Vodafone Group PLC (United Kingdom)	3.0
BP PLC, ADR (United Kingdom)	2.6
Toyota Motor Corp. (Japan)	2.5
Novartis AG, Registered Shares (Switzerland)	2.3
HSBC Holdings PLC, ADR (United Kingdom)	2.2
Honda Motor Co., Ltd. (Japan)	2.1
Royal Dutch Shell PLC, ADR, Class B (United Kingdom)	2.0
Daimler AG, Registered Shares (Germany)	1.9
Banco Santander SA (Spain)	1.6
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	6.3
Consumer Discretionary	17.4
Consumer Staples	3.8
Energy	12.5
Financials	25.7
Health Care	4.2
Industrials	10.0
Information Technology	2.7
Materials	12.4
Real Estate	3.2
Utilities	1.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2018	23

Fund at a Glance   (continued)
CTIVP® – DFA International Value Fund
Country breakdown (%) (at December 31, 2018)
Australia	5.5
Austria	0.1
Belgium	1.2
Denmark	1.8
Finland	1.3
France	10.5
Germany	9.1
Hong Kong	3.9
Ireland	0.9
Israel	0.3
Italy	1.6
Japan	25.0
Netherlands	3.5
New Zealand	0.3
Norway	0.8
Portugal	0.1
Singapore	1.3
South Africa	0.0 (a)
Spain	2.7
Sweden	2.5
Switzerland	8.3
United Kingdom	18.9
United States(b)	0.4
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
24	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance
CTIVP® – DFA International Value Fund
At December 31, 2018, approximately 97.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -17.48%. The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net), which returned -14.78% over the same time period. The Fund’s relative underperformance can be attributed primarily to its greater focus on deeper value securities than the MSCI EAFE Value Index (Net).
International value equities underperformed growth stocks in 2018
In U.S. dollar terms, EAFE (Europe, Australasia and Far East) equity markets posted negative returns for the annual period ended December 31, 2018, trailing the U.S. equity market but outperforming emerging equity markets. Using the MSCI EAFE Index (Net) as a proxy, developed ex U.S. markets returned -13.79%, as compared to -5.24% for the Russell 3000 Index and -14.57% for the MSCI Emerging Markets Index.
Most EAFE market currencies depreciated against the U.S. dollar, particularly the Swedish krona and the Australian dollar. Overall, currency movements had a negative effect on the U.S. dollar-denominated returns of the EAFE market.
Within the EAFE equity markets, large cap equities, as measured by the MSCI EAFE Index (Net), outperformed small cap equities, as measured by the MSCI EAFE Small Cap Index (Net), by 4.1% during the annual period. Similarly, mid cap equities, as measured by the MSCI EAFE Mid Cap Index (Net), outperformed small cap equities by 1.7%. From a relative price perspective, large cap value stocks, as measured by the MSCI EAFE Value Index (Net), underperformed large cap growth stocks, as measured by the MSCI EAFE Growth Index (Net), by 2.0%. Small cap value stocks, as measured by the MSCI EAFE Small Cap Value Index (Net) underperformed small cap growth stocks, as measured by the MSCI EAFE Small Cap Growth Index (Net) by 0.6%.
It is important to consider the interactions between size, value and profitability when reviewing the performance of the dimensions. Considering all three dimensions simultaneously, stocks with lower relative prices and higher profitability outperformed stocks with higher relative prices and lower profitability among both large and small cap equities during the annual period.
Deep value focus dampened Fund results
As low relative price, or value, stocks underperformed high relative price, or growth, stocks during the annual period, the Fund’s greater emphasis on deeper value stocks than the benchmark was the primary driver of its underperformance. Conversely, higher profitability stocks outperformed lower profitability stocks within the value segment of the market, and so the Fund’s emphasis on these stocks contributed positively to its relative results.
Among sectors where the Fund was invested, security selection had the biggest negative impact within the materials, consumer discretionary and industrials sectors. Partially offsetting these detractors was a positive impact from security selection in the consumer staples and information technology sectors. Looking at sector allocations versus the benchmark, the Fund’s general exclusion of certain utilities detracted from relative performance. The Fund’s overweighted allocations to materials and consumer discretionary, which each lagged the benchmark during the annual period, also detracted. Conversely, having an underweighted allocation to consumer staples, which underperformed the benchmark during the annual period, and an overweighted allocation to energy, which outperformed the benchmark during the annual period, further boosted the Fund’s relative results.
Variable Portfolio Funds | Annual Report 2018	25

Manager Discussion of Fund Performance  (continued)
CTIVP® – DFA International Value Fund
The individual holdings that detracted most from the Fund’s results during the annual period were overweight positions relative to the benchmark in U.K. communication services firm Vodafone Group and German consumer discretionary company Daimler and an underweight position in U.K. health care firm GlaxoSmithKline. Conversely, having underweight positions relative to the benchmark in German health care company Bayer and U.K. consumer staples firm British American Tobacco and an overweight position in U.K. energy company BP contributed positively to the Fund’s results relative to the benchmark.
From a country perspective, security selection in Japan, Switzerland and Italy detracted from the Fund’s results. Having an underweight allocation to Italy, which outperformed the benchmark during the annual period, also hurt. Conversely, security selection in Australia, the Netherlands and France contributed positively to the Fund’s results during the annual period.
Rebalancing towards dynamic target universe drove portfolio changes
In managing the Fund, we regularly rebalance the Fund’s portfolio to focus on a universe of deep value stocks, generally defined as stocks with the lowest price-to-book ratios, within each eligible country. We also rebalance within deep value stocks to emphasize mid cap stocks, lower relative price stocks and stocks with high profitability. During the annual period, we trimmed the Fund’s positions in Royal Dutch Shell, BHP Group and HSBC Holdings. We increased Fund positions in British American Tobacco, Aviva and Compagnie de Saint-Gobain.
Any shifts in sector and country weights generally result from the portfolio construction process. Shifts are not a result of any tactical bet on the economic prospects of a given sector or country. That said, during the annual period, the Fund’s allocations relative to the benchmark in consumer staples, consumer discretionary and industrials increased, and its exposures relative to the benchmark in materials and energy decreased. The Fund’s positions in Switzerland and Hong Kong increased, and its allocations to the U.K., Japan and Australia decreased.
At the end of December 2018, the Fund had overweighted allocations relative to the benchmark in consumer discretionary, materials and energy. On December 31, 2018, the Fund had underweighted allocations relative to the benchmark in financials, utilities, health care and communication services and was rather neutrally weighted compared to the benchmark in consumer staples, information technology, real estate and industrials. From a country perspective, the Fund was overweight at the end of December 2018 in Switzerland, the Netherlands and Denmark and was underweight relative to the benchmark in the U.K., Spain, Italy and Australia. The Fund had rather neutral weightings in the remaining constituents of the benchmark at the end of the annual period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
26	Variable Portfolio Funds | Annual Report 2018

Fund at a Glance
CTIVP® – Los Angeles Capital Large Cap Growth Fund
Investment objective
CTIVP® – Los Angeles Capital Large Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Los Angeles Capital Management and Equity Research, Inc.
Thomas Stevens, CFA
Hal Reynolds, CFA
Daniel Allen, CFA
Daniel Arche, CFA
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-1.02	8.23	11.82
Class 2	05/07/10	-1.27	7.96	11.53
Russell 1000 Growth Index		-1.51	10.40	13.76
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2017 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2018	27

Fund at a Glance   (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Los Angeles Capital Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	98.9
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2018)
Microsoft Corp.	6.6
Apple, Inc.	6.1
Amazon.com, Inc.	4.7
Alphabet, Inc., Class A	3.0
Alphabet, Inc., Class C	3.0
Home Depot, Inc. (The)	2.5
Facebook, Inc., Class A	2.5
Visa, Inc., Class A	2.3
UnitedHealth Group, Inc.	2.3
MasterCard, Inc., Class A	1.8
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	10.8
Consumer Discretionary	15.7
Consumer Staples	6.6
Energy	0.2
Financials	2.2
Health Care	18.1
Industrials	9.8
Information Technology	31.1
Materials	0.9
Real Estate	4.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

28	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance
CTIVP® – Los Angeles Capital Large Cap Growth Fund
At December 31, 2018, approximately 99.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -1.27%. The Fund posted negative absolute returns but outperformed its benchmark, the Russell 1000 Growth Index, which returned -1.51% over the same period. The Fund’s relative outperformance was driven primarily by fundamental factor exposures, though industry tilts also positively affected relative results.
U.S. large-cap growth stocks declined in 2018 attributable to a fourth quarter sell-off
Amid a growing level of concern surrounding ongoing trade negotiations between China and the U.S., a flattening U.S. Treasury yield curve and a potential deceleration of corporate earnings growth, U.S. large-cap equities declined in the final months of 2018, more than erasing gains from the first nine months of the calendar year. The sell-off brought to an end an impressive nine-year run of positive annual performance for U.S. stocks coming out of the 2007-2008 financial crisis. Investors remained cautious in the last months of 2018, favoring companies with low financial risk, high quality management and reduced volatility. All that said, while U.S. large-cap growth equities posted negative absolute returns for the year, it is worth noting that U.S. large-cap growth equities was the best performing market segment within the U.S. equity market for 2018 overall.
Fundamental factor exposures and industry tilts boosted Fund performance
From a broad perspective, fundamental factor exposures were the primary driver of the Fund’s relative outperformance, though industry tilts also positively affected relative results. Among the fundamental factor exposures, a shifting preference toward companies with more defensive characteristics was beneficial for the Fund, as equities unwound sharply to close the year. In particular, exposure to stocks with lower price volatility, less pension risk and higher earnings quality contributed positively to performance. In addition to its higher quality posture, the Fund also benefited from a tilt away from attractively valued growth companies. At the industry level, an underweight to diversified financials was a leading positive contributor to performance, after controlling for common fundamental characteristics, as this segment of the market suffered during the annual period.
From a sector perspective, information technology, health care and communication services contributed most positively to the Fund’s performance relative to the benchmark during the annual period, driven both by effective stock selection and allocation positioning. Conversely, consumer cyclicals, financials and retail were the market segments that detracted most from the Fund’s relative results, with stock selection in each the primary driver of relative underperformance.
Among the Fund’s individual holdings, overweight positions in biopharmaceutical company Bioverativ, semiconductor company Micron Technology and computer software developer Adobe were top contributors to the Fund’s relative results during the annual period. We favored these companies because they exhibited characteristics that investors were rewarding, such as high earnings quality and strong long-term price momentum. Additionally, these companies displayed lower pension risk, which investors also favored.
The biggest individual detractors from the Fund’s results during the annual period were pharmaceutical products researcher and developer AbbVie, chicken products producer Pilgrim’s Pride and precision components manufacturer Curtiss-Wright. The Fund did not embrace these companies because they displayed characteristics that investors were penalizing. Specifically, these companies displayed higher levels of leverage and higher price volatility.
Purchases and sales drove portfolio changes
During the annual period, we built positions in payments processor Mastercard and social media platform Twitter, as these companies displayed favorable support from analysts, strong price momentum and longer term growth prospects. Mastercard additionally displayed high profitability and strong quality in earnings. During the annual period, we sold shares of oilfield
Variable Portfolio Funds | Annual Report 2018	29

Manager Discussion of Fund Performance  (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund
services company Halliburton and semiconductor company Micron Technology, the latter mentioned earlier. Investors’ view towards Halliburton deteriorated given their leveraged balance sheet and poor analyst sentiment, two characteristics investors were penalizing. The expected return for Micron Technology declined in the first part of the year, as investors shifted away from the fundamental characteristics the company displayed, such as high price volatility, higher leverage and attractive valuations.
From a market segment perspective, the Fund’s exposure to health care, consumer staples and real estate increased and its weightings in capital goods, financials and technology decreased relative to the benchmark during the annual period. As of December 31, 2018, the Fund held overweights to health care and real estate relative to the benchmark and held underweights to biotechnology, capital goods, financials and communication services. The Fund was rather neutrally weighted compared to the benchmark in basic materials, business services, consumer cyclicals, consumer staples, energy, retail, technology, transportation and utilities at the end of the calendar year.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
30	Variable Portfolio Funds | Annual Report 2018

Fund at a Glance
CTIVP® – MFS® Value Fund
Investment objective
CTIVP® – MFS® Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Massachusetts Financial Services Company
Nevin Chitkara
Steve Gorham
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-10.02	5.74	9.80
Class 2	05/07/10	-10.25	5.48	9.54
Russell 1000 Value Index		-8.27	5.95	10.44
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2018	31

Fund at a Glance   (continued)
CTIVP® – MFS® Value Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – MFS® Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	98.9
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2018)
JPMorgan Chase & Co.	4.7
Johnson & Johnson	3.9
Wells Fargo & Co.	3.1
Accenture PLC, Class A	2.9
Medtronic PLC	2.9
Pfizer, Inc.	2.8
Comcast Corp., Class A	2.6
Philip Morris International, Inc.	2.4
U.S. Bancorp	2.2
Aon PLC	2.1
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	5.4
Consumer Discretionary	1.4
Consumer Staples	10.2
Energy	4.4
Financials	28.9
Health Care	17.9
Industrials	15.7
Information Technology	8.6
Materials	3.5
Real Estate	0.4
Utilities	3.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

32	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance
CTIVP® – MFS® Value Fund
At December 31, 2018, approximately 97.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -10.25%. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned -8.27% over the same period. The Fund underperformed on a relative basis driven by sector positioning and, to a lesser degree, security selection.
Slowing global economic growth weighed on developed and emerging market equities
During the annual period, the U.S. Federal Reserve (Fed) raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. (A basis point is 1/100th of a percentage point.) Economic growth rates in the U.S., eurozone and Japan remained above trend, despite a slowing in global economic growth, especially toward the end of the annual period. Inflation remained contained, particularly outside the U.S. Late in the annual period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England and the Bank of Canada each raised rates during the annual period, once and three times, respectively. The European political backdrop became a bit more volatile late in the annual period, spurred by concerns about cohesion in the Eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protest over stagnant wage growth in France.
Bond yields rose in the U.S. during most of the annual period but remained low by historical standards and slipped from their highs late in the annual period as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the annual period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern about increasing global trade friction appeared to have weighed on business sentiment during the second half of the annual period, especially outside the U.S. Tighter financial conditions from rising U.S. rates and a strong U.S. dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets.
Volatility increased in the last months of the annual period amid signs of slowing global economic growth and increasing trade tensions, which prompted an equity market setback shortly after U.S. equity markets set record highs in September 2018. It was the second such equity market decline during the annual period, the first being in February 2018. The fourth quarter correction came despite a third consecutive quarter of strong growth in U.S. corporate earnings per share. Strong corporate earnings growth, combined with the equity market decline, brought U.S. equity valuations down from elevated levels seen earlier in the annual period to multiples more in line with long-term averages. While the U.S. economy held up better than most, global economic growth became less synchronized during the annual period, with Europe and China showing signs of a slowdown and some emerging markets economies coming under stress. All told, the fourth quarter U.S. equity market sell-off dragged yearly performance into negative territory for the first time since 2008.
Sector allocation and stock selection overall dampened relative results
Security selection within and having an overweighted allocation to the lagging consumer staples sector was the primary detractor from the Fund’s relative results during the annual period. Having an overweighted allocation to financials, which underperformed the benchmark during the annual period, and having an underweighted allocation to utilities, which outperformed the benchmark during the annual period, further dampened the Fund’s relative results. Such detractors were partially offset by a combination of effective security selection in and an overweighted allocation to the health care sector, which contributed positively. Stock selection in the materials and industrials sectors also added value during the annual period.
From an individual security perspective, the Fund’s biggest detractors included Philip Morris International, Goldman Sachs Group and Schlumberger. A slowdown in the adoption in Japan of tobacco company Philip Morris International’s reduced-risk product, iQOS, coupled with a decline in traditional product volumes, negatively impacted its stock price during the annual period. Several large financials companies, including Goldman Sachs Group, traded lower during the annual period, as
Variable Portfolio Funds | Annual Report 2018	33

Manager Discussion of Fund Performance  (continued)
CTIVP® – MFS® Value Fund
investors considered whether the extended span of U.S. economic recovery may be waning, which, in turn, could result in lower capital market activity going forward. News that Malaysia had filed a criminal charge against the bank, tied to a corruption probe, also negatively affected Goldman Sachs Group’s stock price late in the annual period. Shares of oilfield services company Schlumberger declined when its management announced a reduction in its full-year guidance given a pullback in global energy prices.
Among the top positive contributors to the Fund’s results were General Electric, Medtronic and Aon. Not owning shares of diversified industrial conglomerate General Electric benefited the Fund’s relative results, as its stock performed poorly during the annual period. General Electric reported declining revenues, driven in part by weakness in the company’s power segment, and announced a cut to its dividend as its management worked to streamline and restructure the business. Medtronic outperformed the benchmark during the annual period, as the medical equipment specialist reported growth across all its regions and business segments, resulting in revenues and earnings that beat market expectations. Insurance broker Aon performed well, as it reported strong operational results during the annual period, including an acceleration in organic growth and margin expansion as well as the generation of higher free cash flow.
Bottom-up stock selection drove portfolio changes
During the annual period, we initiated a Fund position in consumer staples leader Kimberly Clark, as, in our view, it has leading positions in its categories, generates approximately one-third of its revenues from emerging markets and is a well-managed company. Its organic growth rate decelerated as global economic growth slowed, and the company faced increased competition, particularly in its diaper segment. Its valuation compressed, and its stock traded at a significant discount to its household product peers, the consumer staples sector and the U.S. equity market more broadly, making it an attractive buying opportunity, in our opinion. Also in the consumer staples sector, we established a Fund position in Colgate Palmolive, which we viewed as a high quality company with leading market shares, a healthy balance sheet, strong brand equity and a diverse geographic footprint in more durable categories, like oral care. Historically, its valuation traded at a premium to both the market and the sector. However, during the annual period, with growth in emerging markets slowing and the U.S. dollar strengthening, its shares came under pressure. This left its valuation — particularly on a balance sheet-adjusted basis — at a more attractive level, in our view, and so we initiated the position. Conversely, we eliminated the Fund’s position in CVS Health due to stock price strength. We also exited the Fund’s position in International Business Machines (IBM). As the pace of technological change and migration to cloud-based services accelerated, IBM’s relative competitive position had been slowly degrading. While its valuation remained inexpensive at the time of our sale, our concerns about its longer term positioning led us to sell the position due to near-term strength.
The Fund’s sector allocation positioning is a residual of bottom-up portfolio construction. That said, during the annual period, the most significant changes to the Fund’s portfolio included increased exposure to the health care, utilities and industrials sectors and commensurate decreased exposure to the financials, consumer discretionary and consumer staples sectors. Within health care, strong performance from a number of Fund holdings within the medical devices and pharmaceuticals areas accounted for virtually all of the increased sector exposure. We increased exposure to utilities, as valuations of select companies within the sector had compressed and reached what we saw as more attractive levels during the annual period. We added to a number of industrials names on stock price weakness, as inexpensive valuations and strong operational discipline provided compelling risk/return opportunities, in our view. Conversely, the majority of the Fund’s decreased exposure to financials and consumer staples can be attributed to the underperformance of these sectors relative to the benchmark during the annual period. Within consumer discretionary, we eliminated a number of names that were facing an increasingly challenging environment, as online penetration within the retailing area created a structurally-changed landscape, reducing our conviction in these companies’ long-term prospects.
At year-end 2018, the Fund was overweight relative to the benchmark in the industrials, financials, consumer staples and health care sectors and was underweight relative to the benchmark in the energy, real estate, consumer discretionary, utilities and communication services sectors. The Fund was rather neutrally weighted to the benchmark in the materials and information technology sectors at the end of the annual period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
34	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
CTIVP® – MFS® Value Fund
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2018	35

Fund at a Glance
CTIVP® – Morgan Stanley Advantage Fund
Investment objective
CTIVP® – Morgan Stanley Advantage Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Morgan Stanley Investment Management Inc.
Dennis Lynch
David Cohen
Sam Chainani, CFA
Alexander Norton
Jason Yeung, CFA
Armistead Nash
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	2.91	10.05	12.62
Class 2	05/07/10	2.62	9.76	12.34
Russell 1000 Growth Index		-1.51	10.40	13.76
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
36	Variable Portfolio Funds | Annual Report 2018

Fund at a Glance   (continued)
CTIVP® – Morgan Stanley Advantage Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Morgan Stanley Advantage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	97.4
Money Market Funds	2.6
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2018)
Amazon.com, Inc.	8.9
Workday, Inc., Class A	6.4
ServiceNow, Inc.	5.5
Intuitive Surgical, Inc.	5.1
Starbucks Corp.	5.0
Twitter, Inc.	4.9
Salesforce.com, Inc.	3.9
LVMH Moet Hennessy Louis Vuitton SE	3.7
Alphabet, Inc., Class C	3.7
Adobe, Inc.	3.7
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	19.0
Consumer Discretionary	20.8
Financials	3.1
Health Care	15.6
Industrials	14.4
Information Technology	22.5
Materials	4.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2018	37

Manager Discussion of Fund Performance
CTIVP® – Morgan Stanley Advantage Fund
At December 31, 2018, approximately 99.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned 2.62%. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned -1.51% over the same time period. The Fund’s outperformance of the benchmark during the annual period can be attributed primarily to individual stock selection.
U.S. equity markets ended 2018 in negative territory despite positive fundamentals
U.S. equity markets ended the year with a loss, as anxiety over rising downside risks overwhelmed positive fundamental data. While most other major world economies were slowing, the U.S. economy accelerated in 2018. A tight labor market and rising wages supported consumer spending and confidence. Corporate earnings and revenues were robust, aided by tailwinds from tax cuts and deregulation. However, looming risks from geopolitical uncertainties, especially U.S.-China trade relations, and tightening financial conditions began to take a toll on investment sentiment and corporate earnings outlooks. Market volatility increased markedly from 2017’s historically low levels, with especially sharp price swings in February, October and December 2018.
Stock selection overall boosted Fund performance
During the annual period, the Fund outperformed the benchmark, attributable mostly to stock selection. More specifically, stock selection in the information technology, consumer discretionary and industrials sectors contributed positively. Additionally, having an overweight allocation to the consumer discretionary sector, which outpaced the benchmark during the annual period, helped. These positive contributors were only partially offset by stock selection in the financials sector, which detracted. Having overweight allocations in the materials, financials and communication services sectors, each of which lagged the benchmark during the annual period, also hurt the Fund’s relative results.
From an individual security perspective, the Fund benefited most relative to the benchmark from positions in e-commerce retailing giant Amazon.com, enterprise cloud-based applications provider Workday and online social networking service provider Twitter. Each of these companies saw their shares gain during the annual period on effective execution and reports of healthy quarterly results.
Detracting most from the Fund’s results relative to the benchmark were positions in Activision Blizzard, Adobe and Martin Marietta Materials, each of which posted negative absolute returns during the annual period. Interactive entertainment software developer Activision Blizzard detracted due to concerns about the underperformance of certain game franchises and a somewhat weaker than expected outlook, which weighed on investor sentiment later in the annual period. Computer software products and technologies developer Adobe detracted due to the timing of our purchase of its stock in the Fund. The position was added in August 2018, and its shares sold off along with the broader U.S. equity market correction during the fourth quarter of 2018. Shares of construction materials producer Martin Marietta Materials declined on weaker than expected results, stemming from project delays, weaker pricing and poor weather trends in some of its key markets.
Bottom-up stock selection drove portfolio changes
Our stock selection focuses on finding high quality companies and then developing insights around competitive advantage and differentiating characteristics that we believe can make them successful over time. Key to our process is having the perspective to hold positions when there are short-term disruptions, as long as those disruptions do not affect our investment thesis. During the annual period, new purchases for the Fund included medical equipment manufacturer Intuitive Surgical, online trading site for the Latin American markets MercadoLibre and organized health systems owner and manager UnitedHealth Group. The most significant sales of the annual period included those of women’s apparel and beauty products retailer L Brands, aircraft components manufacturer TransDigm Group and hotel and restaurant group Whitbread. These changes were made based on our assessment of the relative risk/reward profile of each investment.
38	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
CTIVP® – Morgan Stanley Advantage Fund
Based on bottom-up stock selection, the most notable changes in allocation during the annual period were decreases in the consumer discretionary and financials sectors and an increase in the health care sector. At the end of the annual period, the Fund had overweight positions relative to the benchmark in the consumer discretionary, health care, industrials, materials and communication services sectors. On December 31, 2018, the Fund had underweight positions compared to the benchmark in the financials and information technology sectors. The Fund had no exposure at all to the consumer staples, energy, real estate or utilities sectors at the end of the annual period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2018	39

Fund at a Glance
CTIVP® – Oppenheimer International Growth Fund
Investment objective
CTIVP® – Oppenheimer International Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
OppenheimerFunds, Inc.
George Evans, CFA
Robert Dunphy, CFA
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-18.95	-0.57	4.48
Class 2	05/07/10	-19.10	-0.80	4.22
MSCI EAFE Growth Index (Net)		-12.83	1.62	6.22
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The MSCI EAFE Growth Index (Net) captures large and mid-cap securities exhibiting overall growth style characteristics across developed market countries around the world, excluding the US and Canada.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Growth Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
40	Variable Portfolio Funds | Annual Report 2018

Fund at a Glance   (continued)
CTIVP® – Oppenheimer International Growth Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Oppenheimer International Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
Infineon Technologies AG (Germany)	2.4
SAP SE (Germany)	2.4
ICICI Bank Ltd., ADR (India)	2.3
Nokia OYJ (Finland)	2.0
Bunzl PLC (United Kingdom)	2.0
Novo Nordisk A/S, Class B (Denmark)	1.9
Temenos AG (Switzerland)	1.9
Hermes International (France)	1.8
ASML Holding NV (Netherlands)	1.7
Keyence Corp. (Japan)	1.7
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	6.7
Consumer Discretionary	19.9
Consumer Staples	10.6
Energy	1.0
Financials	4.5
Health Care	15.0
Industrials	17.8
Information Technology	20.6
Materials	3.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2018	41

Fund at a Glance   (continued)
CTIVP® – Oppenheimer International Growth Fund
Country breakdown (%) (at December 31, 2018)
Australia	2.0
Austria	0.6
Canada	4.3
China	2.6
Denmark	3.5
Finland	2.0
France	15.0
Germany	11.6
Hong Kong	1.2
India	3.8
Ireland	0.2
Japan	11.9
Jersey	0.7
Luxembourg	1.5
Netherlands	4.8
New Zealand	1.0
Spain	4.2
Sweden	2.6
Switzerland	9.5
Thailand	1.0
United Kingdom	10.8
United States(a)	5.2
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
42	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance
CTIVP® – Oppenheimer International Growth Fund
At December 31, 2018, approximately 96.4% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -19.10%. The Fund underperformed its benchmark, the MSCI EAFE Growth Index (Net), which returned -12.83% over the same period. The Fund’s relative underperformance can be attributed primarily to negative market sentiment toward companies in two of our investment themes — semiconductor use proliferation and car electronification.
International equities declined amid a focus on U.S. tariffs and trade policy
After international equity markets surged in the fourth quarter of 2017 to bring a close to a very strong year, those same markets were volatile in 2018. The calendar year was dominated by a focus on U.S. tariff and trade policy, especially during the second half of 2018. There were added fears over a potential economic slowdown in China, emerging political uncertainty in eurozone countries and a dawning realization that interest rates were really, finally going to rise. In this atmosphere, investors focused on very short-term news flow and reacted sharply and negatively in markets outside the U.S.
Stock selection, sector allocation and country positioning produced mixed results
During the annual period, stock selection in the consumer discretionary, information technology and consumer staples sectors detracted most from relative results. Automobile component manufacturers and the companies the Fund owns in the semiconductor value chain were particularly under pressure during the annual period, the former primarily due to tariff concerns and the latter due to worries over the industry’s potential sensitivity to the rate of the world economy’s growth. However, our conversations with the managements of the companies the Fund owns in these fields, and the earnings reports and announcements these companies are making, supported our confidence that our long-term investment theses remained intact. Partially offsetting these detractors was stock selection in the financials and health care sectors, which contributed positively. Having underweighted positions in materials and financials, which each underperformed the benchmark during the annual period, also buoyed the Fund’s relative results.
With regard to countries, stock selection in France, Switzerland and the U.K. detracted most from relative performance. Partially offsetting these detractors was stock selection in Finland, an overweight position in India and having no exposure to Belgium, which contributed positively.
From an individual security perspective, the biggest detractors from the Fund’s relative results during the annual period were ams, Valeo and Atos. ams is an Austrian semiconductor company that we believe is well positioned to be one of the winners in the 3D sensor market. However, after rising to record highs earlier in 2018, its stock price suffered from profit taking and from concerns that the U.S.-China trade war may disrupt the supply chains in which ams participates. Valeo is a French auto component supplier that we believe is on the right side of the trend toward more complex auto components. During the annual period, tariffs and the discussions around them prompted profit taking in Valeo’s shares, which reached record highs earlier in 2018. Atos, based in France, provides consulting and systems integration services, helping companies to digitize aspects of their business. Shares of the company came under pressure in response to disappointing earnings, due partly to slower than expected integration of a large acquisition completed early in 2018. The company also reported slower sales in contracts for equipment and on-site installation, integration and training. Controversy about whether this business is being eroded by cloud-based software services further pressured its shares. We added to the Fund’s positions in each of these companies on weakness during the annual period.
Individual securities that made the strongest positive contribution to the Fund’s results during the annual period included NEX Group, Nokia and Edenred. NEX Group is a U.K. intermediary between professional participants in many over-the-counter financial markets. During the annual period, the Chicago Mercantile Exchange (CME) bid for NEX Group, and its share price rose to reflect the significant premium CME proposes to pay. We exited the Fund’s position, taking profits. Nokia, a Finland-based company, has successfully transformed itself from a flailing handset manufacturer to one of the few telecommunications equipment providers left in the world. During the annual period, Nokia benefited from build-out of 5G
Variable Portfolio Funds | Annual Report 2018	43

Manager Discussion of Fund Performance  (continued)
CTIVP® – Oppenheimer International Growth Fund
networks that began in earnest in 2018. We added to the Fund’s position during the annual period. Edenred is a French company that operates in several countries around the world offering prepaid vouchers for products and services. Its clients are companies who use these vouchers to compensate employees or to reward loyal customers, and governments use them to deliver aid. The increasing digitization of the world has driven both the company’s top-line growth and its operating leverage. We trimmed the Fund’s position in Edenred on strength.
Bottom-up stock selection determined trading opportunities
During the annual period, we established Fund positions in WH Group and JD.com. WH Group, a Chinese company, is a vertically integrated pork producer. WH Group is also the owner of Smithfield Foods here in the U.S., which it acquired several years ago to develop expertise in processed and packaged pork products. China is the world’s largest market for pork, and demand is shifting toward packaged foods, as consumers there have more cash and less time. JD.com is a Chinese e-commerce company that, with Alibaba, dominates the market there. We added a position in the company to benefit from Chinese online retail spending growth. In our opinion, growth in Chinese consumer spending is a deep trend, one that has benefited the Fund’s luxury goods holdings, and we believe it will likely continue for many years. Within this trend, e-commerce as a percentage of retail spending is growing faster in China than in any other country. However, at the end of the annual period, we were re-evaluating the Fund’s investment in JD.com due to the corporate governance issues that have surfaced in China.
Conversely, in addition to sale of NEX Group, that was previously mentioned, we sold the Fund’s position in Travis Perkins, the largest supplier to builders in the U.K. and operator of a do-it-yourself retail business. During the annual period, U.K. consumer weakness was weighing on its profits, and we felt its outlook was not encouraging, and so we exited the position.
All sector and country allocations are a result of bottom-up stock selection. We also hold the companies in the Fund’s portfolio for an average of ten years, so we do not tactically rotate into or out of sectors on a quarterly or annual basis. As of December 31, 2018, the Fund had its most significant relative overweight positions in the information technology, consumer discretionary and communication services sectors and had its most significant underweight positions in consumer staples, materials, financials, real estate, industrials, utilities and energy. The Fund had a rather neutral exposure to health care relative to the benchmark at the end of the annual period. In geographic terms, the Fund’s top overweight positions relative to the benchmark included France, Canada, India, the U.S., Spain, China, Germany and Finland. Significant underweight positions relative to the benchmark at the end of 2018 included Japan, Australia, Hong Kong, Switzerland, Singapore and the U.K.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
44	Variable Portfolio Funds | Annual Report 2018

Fund at a Glance
CTIVP® – T. Rowe Price Large Cap Value Fund
Investment objective
CTIVP® – T. Rowe Price Large Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital and income.
Portfolio management
T. Rowe Price Associates, Inc.
Heather McPherson
Mark Finn, CFA, CPA
John Linehan, CFA
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-9.30	3.97	8.77
Class 2	05/07/10	-9.52	3.72	8.50
Russell 1000 Value Index		-8.27	5.95	10.44
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to November 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2018	45

Fund at a Glance   (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – T. Rowe Price Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	95.6
Convertible Preferred Stocks	2.0
Money Market Funds	2.4
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2018)
JPMorgan Chase & Co.	3.7
Microsoft Corp.	3.5
Wells Fargo & Co.	3.4
Pfizer, Inc.	2.9
Total SA, ADR	2.7
Merck & Co., Inc.	2.4
Medtronic PLC	2.4
Cisco Systems, Inc.	2.4
21st Century Fox, Inc., Class B	2.4
Verizon Communications, Inc.	2.3
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	6.7
Consumer Discretionary	2.9
Consumer Staples	8.8
Energy	9.8
Financials	23.2
Health Care	15.7
Industrials	10.6
Information Technology	10.3
Materials	3.9
Real Estate	1.5
Utilities	6.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

46	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance
CTIVP® – T. Rowe Price Large Cap Value Fund
At December 31, 2018, approximately 99% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -9.52%. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned -8.27% over the same time period. The Fund underperformed on a relative basis due primarily to adverse stock selection overall. Sector allocation as a whole also detracted, albeit to a lesser extent.
U.S. equities experienced worst year since 2008 amid elevated market volatility
The U.S. equities market declined in 2018, experiencing its worst year since 2008. Further, market volatility was elevated throughout 2018, thanks partly to rising interest rates. The Federal Reserve (Fed) continued normalizing U.S. monetary policy, with four hikes of the targeted federal funds rate, and the 10-year U.S. Treasury note yield reached a seven-year high of approximately 3.2% in early October 2018. Additionally, heightened global trade tensions, especially between the U.S. and China, periodically weighed on both U.S. and international equity markets.
U.S. stocks rose, though advancing somewhat sluggishly, for much of the year, with most major U.S. equity indices reaching all-time highs around the end of the third calendar quarter. However, equities plunged in the final months of the year, with several indices in or close to bear market territory — down at least 20% from then-recent highs — by the end of the year. Stocks fell sharply due to several factors. These included expectations for additional interest rate increases from the Fed in 2019 and anticipation of slowing corporate earnings growth ahead, as the tailwinds from the late-2017 tax reform that boosted corporate earnings in 2018 subsided. Other factors were signs of slowing economic growth in different parts of the world and increased U.S.-China tensions. Turmoil in the U.S. Administration (Trump’s Cabinet) also weighed on investor sentiment.
In the large-cap U.S. equity universe, as measured by the S&P 500 Index, sector performance was mostly negative. Health care and utilities shares, however, produced positive returns and strongly outpaced other sectors. Consumer discretionary stocks were generally flat but outperformed the broad U.S. equity market. Information technology shares posted modest negative returns for the year, as significant fourth quarter losses erased gains from earlier in the year and sent the tech-heavy NASDAQ Composite Index into a bear market. Energy stocks posted steep losses and were the worst performers for the year. Oil prices had risen to four-year highs in early October 2018 amid concerns that U.S. sanctions on Iran’s energy sector would tighten global supplies. But oil prices then plummeted in the final quarter of the year, in part because the U.S. granted several nations a six-month waiver on sanctions. Materials, industrials and financials stocks also fared poorly for the year. As measured by various Russell indices, growth stocks held up better than value stocks across the market capitalization spectrum.
Stock selection and sector allocation overall dampened Fund results
During the annual period, the Fund underperformed the benchmark due primarily to stock selection, though sector allocation overall detracted as well. More specifically, stock selection in consumer staples, utilities and real estate dampened the Fund’s relative results most. Having an underweighted allocation to utilities, which, as mentioned, outperformed the benchmark during the annual period, also hurt. Partially offsetting these detractors was effective stock selection in information technology, communication services and energy, which contributed positively. Having an overweighted allocation to information technology, which outpaced the benchmark during the annual period, also helped.
From an individual security perspective, the holdings that detracted most from the Fund’s relative results during the annual period were pipeline company TransCanada, financial services company Brighthouse Financial and insurance company American International Group (AIG). As a pipeline company, TransCanada is not as sensitive to oil prices as many energy companies, and so it lagged its sector peers as oil prices rose for most of the year. Renewed controversy over re-routing of the company’s Keystone XL Pipeline also served as a headwind. We added to the Fund’s position in TransCanada on weakness, as we continued to favor, at the end of the annual period, what we viewed as the company’s well-positioned
Variable Portfolio Funds | Annual Report 2018	47

Manager Discussion of Fund Performance  (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund
assets, diversified customer base and robust dividend yield. Brighthouse Financial faced setbacks due to higher than expected operational costs related to the company’s spinoff from MetLife and net outflows in its variable annuities segment. Despite these headwinds, we continued to like the company at the end of the annual period for what we viewed as its attractive valuation, focus on stock buybacks and opportunities to benefit form a friendlier regulatory environment. AIG struggled due to higher claims following multiple natural disasters and other challenges in its property and casualty unit. We added to the Fund’s position in AIG on weakness, as we believed the company offered upside potential — supported by rising interest rates and improving underwriting margins in its property and casualty segment. We also believed AIG offered downside protection through its strong balance sheet and robust recurring earnings.
The Fund’s greatest positive contributors to relative results during the annual period were information technology software giant Microsoft, media company Twenty-First Century Fox and global insurance company XL Group. Microsoft continued to generate strong growth within cloud computing through its Intelligent Cloud unit, which includes Azure, on-premises, and professional service offerings. We trimmed the Fund’s position on strength, but we continued to like what we view as the company’s durable growth prospects and ability to increase free cash flow as well as its management’s solid track record of execution. Shares of Twenty-First Century Fox advanced as rivals Walt Disney and Comcast engaged in a bidding war for some of the company’s assets, which Walt Disney ultimately won. We like Twenty-First Century Fox for its concentrated portfolio of high quality, “must see” content, including sports and news programming. Shares of XL Group surged after French financial company AXA agreed to buy the insurer at a premium. We believed it was unlikely another bidder would emerge, and we took advantage of the stock’s advance to eliminate the Fund’s position.
Bottom-up stock selection drove portfolio changes
During the annual period, we initiated a Fund position in building products supplier Fortune Brands Home & Security at what we perceived as an attractive valuation. We believed the company was well positioned to improve its margins and benefit from continued strength in the home repair and remodel market. The company’s plumbing business had grown at what we see as an impressive rate, and its cabinet segment had shown signs of stabilizing. We also liked its recent acquisition of a composite decking company. We established a Fund position in Sempra Energy, a California-based utility and energy infrastructure company. We liked that the company was levered to energy trends, such as transmission and distribution investment and liquefied natural gas exports. We initiated a Fund position in Franklin Resources when its shares were trading at what we considered to be an attractive valuation. The asset manager had struggled amid client outflows and uncertainty regarding how it would use its repatriated foreign income. Its shares were also pressured by competitive fee challenges and concerns the Turkish lira’s sharp decline could spark a broader sell-off in emerging markets. We believed the company may return its excess cash to shareholders through dividends and/or buybacks. We also liked what we viewed as the company’s strong balance sheet, global scale and distribution, and rather defensive mix of assets under management.
Conversely, in addition to those sales already mentioned, we trimmed the Fund’s position in global bank JPMorgan Chase. We liked the company’s market-leading core businesses and management team, and we saw value in the bank’s scale advantages, investments in technology and product development. However, the stock’s strong performance in recent years has made its valuation less attractive, in our view. Further, while we view JPMorgan Chase as a high-quality operator, we believed the market has been underappreciating the cyclicality of its earnings. We also reduced the Fund’s position in global bank Citigroup. Citigroup has benefited from operational improvements, expectations for increased capital returns to shareholders and a friendlier regulatory environment. However, the bank, along with several other financials sector names, suffered late in 2018 amid broader macroeconomic concerns and slumping equity markets, and so we trimmed the position.
Based on bottom-up stock selection, the Fund’s weightings in energy, industrials and financials increased and its weightings in consumer discretionary, information technology and materials decreased relative to the benchmark. As of December 31, 2018, the Fund was most overweight the benchmark in the industrials sector. On the same date, the Fund was most underweight the benchmark in the real estate and consumer discretionary sectors and was rather neutrally weighted to the benchmark in the information technology, consumer staples, financials, communication services, energy, materials, utilities and health care sectors.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
48	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2018	49

Fund at a Glance
CTIVP® – TCW Core Plus Bond Fund
Investment objective
CTIVP® – TCW Core Plus Bond Fund (the Fund) seeks to provide shareholders with total return through current income and capital appreciation.
Portfolio management
TCW Investment Management Company LLC
Tad Rivelle
Laird Landmann
Stephen Kane, CFA
Bryan Whalen, CFA
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	0.06	2.22	2.35
Class 2	05/07/10	-0.10	1.98	2.11
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	2.52	2.95
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to March 2014 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
50	Variable Portfolio Funds | Annual Report 2018

Fund at a Glance   (continued)
CTIVP® – TCW Core Plus Bond Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – TCW Core Plus Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Asset-Backed Securities — Non-Agency	7.0
Commercial Mortgage-Backed Securities - Agency	4.3
Commercial Mortgage-Backed Securities - Non-Agency	1.0
Commercial Paper	0.2
Common Stocks	0.0 (a)
Corporate Bonds & Notes	31.4
Foreign Government Obligations	1.1
Inflation-Indexed Bonds	1.8
Money Market Funds	2.0
Municipal Bonds	0.9
Residential Mortgage-Backed Securities - Agency	28.0
Residential Mortgage-Backed Securities - Non-Agency	6.9
Senior Loans	0.6
Treasury Bills	1.2
U.S. Treasury Obligations	13.6
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2018)
AAA rating	55.0
AA rating	4.3
A rating	12.0
BBB rating	19.7
BB rating	2.9
B rating	2.2
CCC rating	1.7
CC rating	0.8
Not rated	1.4
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Variable Portfolio Funds | Annual Report 2018	51

Manager Discussion of Fund Performance
CTIVP® – TCW Core Plus Bond Fund
At December 31, 2018, approximately 99.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -0.10%. The Fund closely tracked its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.01% during the same time period. The Fund’s performance relative to that of the benchmark can be attributed primarily to effective duration positioning and sector allocation decisions overall.
Fixed-income markets pressured by higher interest rates and elevated volatility
A harsh financial winter blew in during the fourth quarter of 2018, especially in December, as investment markets were whipsawed by investor concerns regarding slowing global economic growth, trade deterioration and policy uncertainty. Volatility, as measured by the CBOE VIX Index, registered a sustained gain, which further dampened the mood of investors who faced a liquidity constrained environment at year end. Overall, the final quarter of 2018 was one of re-priced expectations, as the defining feature of this cycle — central bank support — continued to be withdrawn. In the ninth such move since 2015, the U.S. Federal Reserve (Fed) raised interest rates at its December meeting, bringing the target range for the federal funds rate to a range from 2.25% to 2.50%. While this move was largely anticipated, market volatility and concerns about the economic outlook led many investors to expect the Fed to pause its rate hikes in 2019, even as the Fed itself maintained a tightening bias. This mismatch in expectations between the market and the Fed regarding the path of rates increased the possibility for a policy misstep, adding to the numerous downside risks facing the economy. The Fed did adjust its economic growth outlook downward, coinciding with softer manufacturing and housing market data, which further contributed to a substantial drop in consumer optimism just months after the gauge hit an 18-year high. Notably, housing is a leading indicator, and recent data suggested a tightening environment going forward, as home sales had been sluggish against a backdrop of challenged affordability and rising mortgage rates earlier in the year. Meanwhile, the U.S. Treasury yield curve, or spectrum of maturities, flattened considerably as inflation expectations collapsed and actually inverted between two-year and five-year maturities in mid-December, meaning shorter term yields moved higher than longer term yields. Whether the front-end inversion was a classic recession signal or just a short-term kink that can be explained away by supply/demand factors, it sent a warning flag to investors as the impact of tax cuts and deregulation fade.
Investors began to price in the effects of higher short-term rates and a flatter yield curve toward the end of 2018, driving a market sell-off that many saw as the beginning, rather than the end, of a necessary correction in asset prices. Equities were hardest hit, with major indices falling substantially in December to bring annual returns into negative territory. The rising rate backdrop proved especially challenging for fixed income market returns in 2018, with the broad benchmark trailing U.S. Treasuries by more than 100 basis points for the year. (A basis point is 1/100th of a percentage point.) Investment-grade credit, in particular, widened approximately 60 basis points during the year, while high-yield corporate bonds experienced a concentrated month of spread widening in December to bring yearly returns to -2.1%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Index. Meanwhile, leveraged loans posted record outflows in the final months of the year, as risk sold off globally, and price declines for the sector were notable, wiping out nearly all of its earlier gains. Within non-corporate credit, supranational bonds (or bonds issued by an international group or union) were an outlier in providing positive total returns for the annual period, while municipal bonds trailed duration-matched U.S. Treasuries but outpaced corporate bonds. Among securitized credit, non-agency mortgage-backed securities led performance, given solid investor sponsorship and solid fundamentals. Floating rate government guaranteed student loan asset-backed securities followed, while commercial mortgage-backed securities (CMBS) posted mixed returns, with agency CMBS outpacing its non-agency CMBS counterparts for the year. Finally, while agency mortgage-backed securities came under pressure in 2018, as rising rates and withdrawal of Fed support weighed on the sector, the sector ultimately generated a positive return for the full year, as it benefited from being a high quality, liquid alternative to U.S. Treasuries during the fourth quarter bout of volatility.
52	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
CTIVP® – TCW Core Plus Bond Fund
Yields on U.S. Treasuries rose across the maturity spectrum. Short-term rates, (i.e., rates on maturities of three months to two years), rose the most. The three-month bill was up nearly 100 basis points, while 10-year and 30-year U.S. Treasury yields were each approximately 28 basis points higher for the annual period. In turn, the U.S. Treasury yield curve flattened considerably, meaning the differential between longer term and shorter term maturity yields narrowed.
Duration and sector positioning boosted the Fund’s relative results
Duration positioning contributed positively to the Fund’s relative results during the annual period. As interest rates marched higher in 2018, we extended the Fund’s duration in a disciplined fashion, dollar-cost averaging the position from 0.3 years shorter than the duration of the benchmark at the start of the year to 0.2 years longer than the duration of the benchmark at the end of 2018. Throughout, the Fund’s duration profile added value, benefiting from rising rates during the first half of the calendar year and then from being long when rates fell during the fourth calendar quarter. The Fund’s yield curve positioning had a rather neutral effect on relative results during the annual period.
Conservative positioning among corporate credit also rewarded performance, as spreads, or yield differentials to U.S. Treasuries, widened throughout the calendar year and particularly in the fourth quarter. The Fund’s holdings were primarily in regulated sectors, like senior financials and utilities credits, and in defensive industrials, such as communications and consumer non-cyclicals, all of which widened, but to a lesser degree than manufacturing, cyclicals and commodity-related sectors. As risk premiums increased in these higher beta sectors, valuations became more attractive, and we added select credit across a variety of sectors, including autos and manufacturing, though the impact of doing so was negative in the fourth quarter as spreads continued to widen. Further boosting the Fund’s relative performance was its underweight to non-U.S. sovereign credit and emerging market debt, which were among the worst performers in the fixed income market, as the U.S. dollar strengthened and investors migrated into “safer” assets amid volatility.
Conversely, the Fund’s overweight to securitized product detracted slightly from performance, as spreads on mortgage-backed securities and asset-backed securities widened in response to broader markets. The Fund’s non-corporate credit positioning also held back returns. In particular, a lack of exposure to supranational bonds, hurt, as these bonds were among the top performers in the fixed income market during the annual period. Having a modest underweight to better performing municipal bonds also detracted.
Shifting market conditions drove portfolio changes
As mentioned, we extended the Fund’s duration relative to that of the benchmark as rates marched higher in 2018. From a sector perspective, the Fund’s overall positioning remained defensive, with its corporate credit allocation emphasizing regulated financials and defensive sectors, like utilities, pharmaceuticals, communications and non-profit hospitals. However, as risk premiums increased in the fourth calendar quarter, we sought to take advantage of the market volatility by incrementally adding to the credit allocation and actively seeking attractive opportunities to add to the Fund’s risk profile. Indiscriminate selling in high yield and emerging markets debt sectors also provided opportunities, in our view, to expand the Fund’s risk profile in a disciplined fashion. Still, our emphasis on what we view as the higher quality and non-cyclical parts of the corporate bond market remained intact.
Outside of corporate bonds, an emphasis on the senior area of securitized markets also remained intact at the end of the annual period. Exposure to securitized products remained high quality, with a focus on attractive legacy non-agency mortgage-backed securities. In our view, agency mortgage-backed securities exhibit strong liquidity characteristics and are high quality, but uncertainty remained, as the Fed shrinks its position. Within CMBS, we modestly trimmed the Fund’s agency CMBS position during the annual period, while the non-agency CMBS allocation continued to emphasize seasoned issues at the top of the capital structure and single asset, single borrower deals to avoid the underwriting challenges faced by current vintage non-agency CMBS. The Fund’s asset-backed securities allocation favored federally guaranteed student loans, with an additional focus on AAA-rated collateralized loan obligations that offer value. Finally, the Fund continued to hold fully currency-hedged Japanese government bonds, as a higher yielding cash substitute, though the position drifted lower as the relative value proposition declined.
All told, the Fund’s portfolio turnover rate during the annual period was 178%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
Variable Portfolio Funds | Annual Report 2018	53

Manager Discussion of Fund Performance  (continued)
CTIVP® – TCW Core Plus Bond Fund
Derivative positions in the Fund
The Fund held futures during the annual period as a method of managing duration and yield curve positioning. These derivative positions had a modestly additive effect on the Fund’s results during the annual period. The Fund also maintained a position in Japanese government bonds, with the yen exposure fully hedged out using a U.S. dollar-yen cross currency swap. On a stand-alone basis, the overall net effect of these derivatives on Fund performance was negative.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
54	Variable Portfolio Funds | Annual Report 2018

Fund at a Glance
CTIVP® – Wells Fargo Short Duration Government Fund
Investment objective
CTIVP® – Wells Fargo Short Duration Government Fund (the Fund) seeks to provide shareholders with current income consistent with capital preservation.
Portfolio management
Wells Capital Management Incorporated
Thomas O’Connor, CFA
Maulik Bhansali, CFA
Jarad Vasquez
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	0.96	0.79	1.15
Class 2	05/07/10	0.81	0.56	0.89
Bloomberg Barclays U.S. 1-3 Year Government Bond Index		1.58	0.82	0.89
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Bloomberg Barclays U.S. 1-3 Year Government Bond Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2018	55

Fund at a Glance   (continued)
CTIVP® – Wells Fargo Short Duration Government Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Wells Fargo Short Duration Government Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Asset-Backed Securities — Non-Agency	10.1
Commercial Mortgage-Backed Securities - Agency	0.2
Commercial Mortgage-Backed Securities - Non-Agency	0.8
Money Market Funds	4.6
Residential Mortgage-Backed Securities - Agency	37.4
Residential Mortgage-Backed Securities - Non-Agency	1.4
U.S. Government & Agency Obligations	1.4
U.S. Treasury Obligations	44.1
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2018)
AAA rating	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating of Moody’s, S&P or Fitch, whichever rating agency rates the security highest. When ratings are available from only two rating agencies, the higher of the two ratings is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

56	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance
CTIVP® – Wells Fargo Short Duration Government Fund
At December 31, 2018, approximately 98.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned 0.81%. The Fund posted absolute gains but modestly underperformed its benchmark, the Bloomberg Barclays U.S. 1-3 Year Government Bond Index, which rose 1.58% over the same period. The Fund’s relative performance can be attributed primarily to mixed results from bottom-up security selection and sector allocation overall and the detracting effect of negative convexity. (Negative convexity is when a bond’s duration increases as yields increase. The price of the bond increases in value as interest rates rise, and decreases as interest rates decline.).
Short-term fixed-income market was challenged by Fed policy and elevated volatility
2018 was a year characterized by increasing momentum of the U.S. economy, but European and Asian economies showed signs of softening, following a period of synchronized global economic growth in 2017. Well-telegraphed U.S. Federal Reserve (Fed) policy led to four separate 25 basis point increases in the targeted federal funds rate, which produced persistent weakness on the short-term end of the credit curves and caused the U.S. Treasury yield curve to flatten. (A basis point is 1/100th of a percentage point. A flattening yield curve is one in which the differential in yields between longer term and shorter term maturities narrows.) Investors’ focus later in the calendar year was distorted by trade tensions and political concerns, including Brexit, Italian budget woes and, at year end, a partial closure of the U.S. federal government.
Volatility erupted during the annual period, as interest rates marched higher and credit spreads moved wider on fears of trade wars, tightening monetary policy and a slowing global economy. New issuance volumes slipped lower by 10% compared to the prior year, but demand from foreign investors also declined due to hedging costs that remained prohibitive due to higher U.S. short-term rates. As foreign investors pulled back from the credit markets, spreads (i.e., yield differentials to U.S. Treasuries) widened as demand could not keep pace with the lower supply.
Security selection and sector allocation generated mixed results
The Fund seeks to only invest in high quality, top of the capital structure bonds. During the annual period, having an overweighted allocation to and effective security selection in asset-backed securities (ABS) contributed positively to the Fund’s relative results. Within the sector, positive security selection was broad-based across subsectors, including Federal Family Education Loan Program (FFELP) student loans, private credit student loans, auto loan ABS and rental car ABS. Security selection also proved effective among AAA-rated residential mortgage-backed securities (RMBS). Within the agency mortgage-backed securities sector, security selection among collateralized mortgage obligations (CMOs) and hybrid adjustable-rate mortgages (ARMs) added value.
Offsetting these positive contributors was positioning within the agency mortgage-backed securities sector, which detracted. More specifically, amid interest rate volatility, negative convexity relative to the benchmark, inherent in the Fund’s overweight to mortgage-backed securities, hurt, especially among positions in shorter duration mortgages. (Negative convexity is when the shape of a bond’s yield curve is concave. A bond’s convexity is the rate of change of its duration. Most mortgage bonds are negatively convex.) Positioning in 15-year, 20-year and higher coupon 30-year mortgage-backed securities also detracted from the Fund’s relative results. Having an overweighted allocation to agency mortgage-backed securities dampened relative performance as well.
Duration and yield curve positioning had no material effect on the Fund’s performance during the annual period, as the Fund’s duration and yield curve positioning was neutral to that of the benchmark throughout.
Variable Portfolio Funds | Annual Report 2018	57

Manager Discussion of Fund Performance  (continued)
CTIVP® – Wells Fargo Short Duration Government Fund
Shifting market conditions drove portfolio changes
The Fund seeks to outperform the benchmark by focusing on bottom-up security selection and seeks to neutralize factors such as duration, currencies, sector exposure and yield curve positioning. Heightened interest rate volatility and a weak credit market during the annual period presented, in our view, increased security selection opportunities, particularly toward the end of 2018. As a result of greater security level price dispersion, we rotated within the Fund’s mortgage-backed securities exposure during the annual period, though we kept total non-government bond exposure unchanged.
We increased exposure to agency mortgage-backed securities overall, as the sector cheapened and the opportunity set improved, in our opinion. We reduced positioning in shorter duration 15-year and 20-year securities and increased exposure to higher coupon 30-year mortgages, which we believed offered attractive compensation relative to securities with comparable durations and convexities. We also reduced exposure to CMOs and hybrid ARMs, as value diminished relative to fixed-rate pass-through mortgage securities.
Among non-government sectors, the Fund’s exposure was effectively unchanged during the annual period though we did make rotations within sectors and subsectors throughout. For example, we reduced the Fund’s position in ABS overall. Within the sector, the Fund ended the annual period roughly unchanged in auto loan ABS after a rotation out of non-prime and into prime loans. We also reduced the Fund’s exposure to rental car ABS. Among student loans, we reduced the Fund’s private credit bonds position and added to its position in FFELP bonds. Offsetting the reduction in ABS, we increased the Fund’s exposure to RMBS in the new issue market, while the Fund’s commercial mortgage-backed securities (CMBS) exposure was unchanged during the annual period. Overall, the Fund’s portfolio turnover rate for the 12-month period was 414%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
At the end of the annual period, relative to the benchmark, the Fund was overweight in agency mortgage-backed securities, ABS and CMBS and was underweight in U.S. Treasuries and agency securities. The Fund maintained its neutral duration stance at the end of the annual period.
Derivative positions in the Fund
During the annual period, the Fund used U.S. Treasury futures to provide an additional layer of risk management as it pertains to managing yield curve and duration exposure relative to the benchmark as well as managing exposure to movements in interest rates. The ability to utilize these securities allowed us to accomplish the objective of better managing undue relative yield curve and duration exposure risk during the annual period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
58	Variable Portfolio Funds | Annual Report 2018

Fund at a Glance
CTIVP® – Westfield Mid Cap Growth Fund
Investment objective
CTIVP® – Westfield Mid Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Westfield Capital Management Company, L.P.
William Muggia
Richard Lee, CFA
Ethan Meyers, CFA
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-3.37	5.55	9.90
Class 2	05/07/10	-3.61	5.28	9.62
Russell Midcap Growth Index		-4.75	7.42	12.29
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2018	59

Fund at a Glance   (continued)
CTIVP® – Westfield Mid Cap Growth Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Westfield Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	99.1
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2018)
Fidelity National Information Services, Inc.	3.0
FleetCor Technologies, Inc.	2.9
Worldpay, Inc., Class A	2.8
TransDigm Group, Inc.	2.7
Teledyne Technologies, Inc.	2.7
ServiceNow, Inc.	2.7
Hilton Worldwide Holdings, Inc.	2.5
Zendesk, Inc.	2.5
Ulta Beauty, Inc.	2.5
Mettler-Toledo International, Inc.	2.5
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Consumer Discretionary	12.3
Consumer Staples	1.5
Energy	4.5
Financials	6.4
Health Care	14.5
Industrials	18.3
Information Technology	34.7
Materials	3.6
Real Estate	4.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

60	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance
CTIVP® – Westfield Mid Cap Growth Fund
At December 31, 2018, approximately 96.4% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -3.61%. The Fund outperformed its benchmark, the Russell Midcap Growth Index, which returned -4.75% over the same period. The Fund benefited from stock selection in industrials, information technology and health care, while consumer discretionary and consumer staples holdings were the biggest detractors.
Fourth-quarter decline dragged full-year returns
The fourth quarter of 2018 marked the largest quarterly decline in most of the Russell Growth indices in a decade and dragged full-year returns into negative territory. While this outcome seems surprising in the context of the positive market backdrop heading into the fourth quarter, a shift in focus to 2019 and beyond raised new concerns as recessionary fears and the likelihood of a policy mistake captured investors’ attention. Blame for the market turn can partly be pinned on concerns regarding the Federal Reserve tightening too quickly, given weakening underlying fundamentals. But the broadening impact of trade rhetoric, domestic political gridlock, and the U.S.’s waning resilience to slowing global growth cannot be overlooked. In a few short months, expectations for monetary policy shifted dramatically as worries about an overheating economy and runaway inflation gave way to very real concerns about a breakdown in the domestic growth story. Volatility re-emerged in the fourth quarter of 2018 with a vengeance as large intraday moves, exacerbated by systematic trading, became the norm. In a reversal of leadership from the start of 2018, investors flocked to the perceived safety of staples, utilities, and REITs during the fourth quarter in hopes of limiting their exposure to losses experienced in more growth-oriented and cyclical sectors.
Contributors and detractors
The Fund’s outperformance for the period was broad-based, with the most notable contributors being investments in industrials, information technology and health care. On average, the portfolio was overweight in industrials and underweight in information technology and health care, although relative outperformance was driven by positive stock selection.
Although industrials detracted from absolute returns, it was the Fund’s top relative performing sector. The Fund maintained diversified exposure to this sector with select investments across a number of different vertical markets ranging from building products to electrical machinery to aerospace & defense. The Fund’s aerospace & defense holdings, including Teledyne Technologies, and Transdigm Group., along with United Continental Holdings, the Fund’s sole airline position, were performance standouts.
The information technology sector also contributed to performance, with 14 investments adding double digits to relative returns. The Fund’s software holdings were particularly strong. Open source software provider Red Hat was the sector’s top absolute and relative performer. The company has been a long-term holding in the portfolio and, in October, IBM Corp. announced its agreement to purchase Red Hat to further IBM’s position in the hybrid cloud market. Following the news, we added to the positon as the share price continued to reflect a discount to the offer.
Within health care, positive stock selection, merger and acquisition activity, and avoiding a few underperforming securities within biotechnology also drove relative returns. Developer of hemophilia therapies Bioverativ was the sector’s and Fund’s top absolute and relative performer during the period. We originally purchased the stock believing that the profitability and growth through geographic expansion of the company’s two main products, Eloctate (for hemophilia A) and Aprolix (for hemophilia B), would support continued positive momentum in the shares. In January 2018, the company announced that it would be acquired by French pharmaceutical giant Sanofi at a large premium to the current share price and we sold our investment.
Variable Portfolio Funds | Annual Report 2018	61

Manager Discussion of Fund Performance  (continued)
CTIVP® – Westfield Mid Cap Growth Fund
On a relative basis, the Fund’s consumer discretionary and consumer staples holdings were the biggest detractors from returns. On average, the Fund was underweight in both sectors; however, the relative underperformance was driven mainly by weak stock selection. Consumer discretionary was the Fund’s biggest sources of weakness. The underperformance was not concentrated in a particular area, but a result of stock-specific issues across a variety of verticals, many of which have been sold in favor of higher conviction ideas.
Portfolio positioning
During the period, we decreased the Fund’s exposure and increased its underweight to consumer discretionary, financials and consumer staples, while increasing exposure to information technology, real estate and energy. The Fund is currently overweight in these sectors relative to the benchmark. Among individual stocks, NetApp, Inc., a leading enterprise storage company was added to the Fund. The company invests in the two information technology themes that we believe benefit from tax reform: first, an enterprise capital spending cycle that is driven by investment in the hybrid cloud; second, capital return driven by repatriation and easier access to cash. Ingersoll-Rand, which is involved in the development, trade and manufacturing of air and ventilation systems (HVAC) was also purchased, based on our thesis that the valuation was attractive, that growth and margin expansions were feasible, and its strong balance sheet. Steris PLC, a manufacturer of surgical and other medical supplies with a focus on preventing infection and procedural solutions, was also purchased based on high recurring revenue, secular tailwinds with strong hospital capital spending, as well as promising growth in outsourced re-processing.
Sales included Delphi Technologies Plc, a manufacturer of various vehicle components and the sector’s top relative underperformer. Quarterly results posted in August 2018 sent the shares lower. While earnings were better than expected, sales and profits were below expectations with slower growth in the second quarter driven by weakness in China. Despite our positive views on the fundamental growth story for Delphi, near-term headwinds and escalating trade tensions with China proved too much to overcome and we exited the position. Macquarie Infrastructure Corporation underperformed on both a relative and absolute basis and was sold during the period. Macquarie invests in infrastructure companies located in the U.S. The company’s shares declined sharply following the company’s quarterly earnings release in February, which fell short of investor expectations due to a drop in the utilization rates of their tank and storage businesses.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
62	Variable Portfolio Funds | Annual Report 2018

Fund at a Glance
Variable Portfolio – Columbia Wanger International Equities Fund
Investment objective
Variable Portfolio – Columbia Wanger International Equities Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Columbia Wanger Asset Management, LLC
Louis Mendes, CFA
Tae Han (Simon) Kim, CFA
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-17.42	0.60	5.89
Class 2	05/07/10	-17.46	0.39	5.67
MSCI ACWI ex USA Small Cap Index (Net)		-18.20	1.96	5.90
MSCI ACWI ex USA Small Cap Growth Index (Net)		-18.27	2.26	6.09
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The MSCI ACWI ex USA Small Cap Index (Net) captures small-cap representation across 22 of 23 Developed Market countries (excluding the United States) and 23 Emerging Markets countries.
The MSCI ACWI ex USA Small Cap Growth Index (Net) captures small cap securities exhibiting overall growth style characteristics across 22 of 23 Developing Market countries (excluding the US) and 24 Emerging Markets countries.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI ex USA Small Cap Index (Net) and the MSCI ACWI ex USA Small Cap Growth Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio Funds | Annual Report 2018	63

Fund at a Glance   (continued)
Variable Portfolio – Columbia Wanger International Equities Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Columbia Wanger International Equities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Top 10 holdings (%) (at December 31, 2018)
SimCorp AS (Denmark)	2.9
Unibet Group PLC (Malta)	2.2
Nemetschek SE (Germany)	2.1
Restaurant Brands New Zealand Ltd. (New Zealand)	2.0
Atea ASA (Norway)	1.8
Brembo SpA (Italy)	1.8
Sweco AB, Class B (Sweden)	1.8
Rightmove PLC (United Kingdom)	1.7
Seiren Co., Ltd. (Japan)	1.6
Ascential PLC (United Kingdom)	1.6
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	6.3
Consumer Discretionary	17.9
Consumer Staples	8.1
Energy	1.5
Financials	12.7
Health Care	4.6
Industrials	22.7
Information Technology	17.4
Materials	4.5
Real Estate	4.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

64	Variable Portfolio Funds | Annual Report 2018

Fund at a Glance   (continued)
Variable Portfolio – Columbia Wanger International Equities Fund
Country breakdown (%) (at December 31, 2018)
Australia	3.1
Belgium	0.6
Brazil	1.3
Cambodia	1.5
Canada	5.7
China	1.7
Denmark	2.8
France	0.8
Germany	5.9
Hong Kong	1.9
India	2.6
Indonesia	1.2
Ireland	1.5
Italy	3.4
Japan	20.3
Malta	2.1
Mexico	0.6
Netherlands	0.7
New Zealand	1.9
Norway	1.7
Poland	0.7
Russian Federation	0.8
Singapore	1.3
South Africa	1.9
South Korea	4.1
Spain	1.3
Sweden	3.8
Switzerland	3.2
Taiwan	4.9
Thailand	0.8
Turkey	0.3
United Kingdom	9.9
United States(a)	5.7
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Variable Portfolio Funds | Annual Report 2018	65

Manager Discussion of Fund Performance
Variable Portfolio – Columbia Wanger International Equities Fund
At December 31, 2018, approximately 64.5% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2018, Class 2 shares of the Fund returned -17.46%. The Fund outperformed its primary benchmark, the MSCI ACWI ex USA Small Cap Index (Net), which returned -18.20%, and its secondary benchmark, the MSCI ACWI ex USA Small Cap Growth Index (Net), which returned -18.27%, for the same time period.
Small- and mid-cap international stocks faced meaningful challenges in 2018, leading to poor absolute returns and underperformance relative to both the U.S. market and large-cap global equities. The divergences in economic and market performance were a departure from the synchronized global growth that helped support equities in 2017. After rising in January, the global manufacturing Purchasing Managers Index, a proxy for gross domestic product growth, declined in each month thereafter. This represented the largest number of successive monthly declines since 2008. The slowdown in growth was accompanied by tighter monetary policy by the U.S. Federal Reserve and other major central banks, which further weighed on sentiment. The markets also had to contend with negative headlines regarding issues such as U.S. trade policy, the ongoing Brexit negotiations, Italy’s rising government debt, and economic instability in Turkey and Argentina. Taken together, these developments led to a sharp drop for stocks in general, and for smaller companies in particular. The weakness in foreign currencies versus the U.S. dollar was an additional factor weighing on the returns of international equities for U.S.-based investors.
Consistent with the broader market environment, the Fund posted a sizable loss in the past year. Nevertheless, we were able to cushion some of the impact of falling stock prices through favorable security selection. Our stock selections outpaced the corresponding benchmark components in the industrials, information technology, and consumer staples sectors, outweighing weaker relative performance in health care and consumer discretionary. At the regional level, the Fund’s holdings in Japan, non-Japan Asia and North America performed well on a relative basis, while holdings in Europe and Latin America detracted.
Among individual stocks, NagaCorp Ltd., an operator of casinos and resorts in Cambodia whose shares are listed in Hong Kong, was the leading contributor in 2018. The stock advanced in the fourth quarter even as the broader global markets fell sharply. Vitasoy International Holdings Limited, a beverage company based in Hong Kong, also rallied on the strength of the continued growth in its core business. Nemetsheck SE, a leader in providing software in the fast-growing building information modeling industry, was another key contributor. The company reported solid results, accelerating organic revenue growth and improving operating margins.
Healthcare proved to be a challenging area for the Fund, as all but one of our investments detracted from relative returns versus the benchmark. UDG Healthcare PLC, a medical equipment company based in Ireland, was the largest detractor. The consumer discretionary sector was another area of weakness for the Fund. Shares of Vapiano SE, a fast-casual restaurant operator based in Germany, fell sharply after the company reported slowing growth and negative same-store sales for the first half of the year. Kindred Group PLC, which operates a number of online gambling brands across Europe, also detracted as shares declined due to rising competition and higher-than-expected marketing costs. Brembo SA, an Italian manufacturer of automotive brake systems, and Seria Co., Ltd., a Japanese retailier, were also notable detractors in the sector.
Our investment approach focuses on adding value through security selection versus making significant region or sector bets. Nevertheless, allocation can affect Fund performance. This proved to be the case in the past year, when an underweight position in real estate and holding no positions in utilities hurt results. Both are defensive market segments that held up well amid the “flight to safety” sparked by the fourth-quarter downturn, but we had below-benchmark weightings in each due to our growth orientation.
We continued to see a number of important risks at the close of the period, including slowing global growth, high corporate debt levels and headlines related to Brexit and U.S.-China trade talks. Despite these potential headwinds, we also think the investment backdrop is more stable than it was prior to the 2007-2008 financial crisis. Bank oversight has been enhanced, and a majority of countries have stronger current account balances, higher foreign exchange reserves and lower external debt. Relatively higher volatility can create attractive opportunities for individual stock selection. We believe our investment
66	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Columbia Wanger International Equities Fund
philosophy, which favors higher quality companies with structural growth as measured by metrics such as return on invested capital, revenue and earnings growth and superior debt ratios, can be particularly advantageous in this environment. Overall, we believe international markets provide an abundance of fast-growing small- and mid-sized companies whose positive attributes have not yet been reflected in their valuations.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2018	67

Fund at a Glance
Variable Portfolio – Partners Core Bond Fund
Investment objective
Variable Portfolio – Partners Core Bond Fund (the Fund) seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.
Portfolio management
J.P. Morgan Investment Management Inc.
Richard Figuly
Barbara Miller
Wells Capital Management Incorporated
Thomas O’Connor, CFA
Maulik Bhansali, CFA
Jarad Vasquez
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-0.09	2.42	2.92
Class 2	05/07/10	-0.35	2.16	2.66
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	2.52	2.95
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2017 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
68	Variable Portfolio Funds | Annual Report 2018

Fund at a Glance   (continued)
Variable Portfolio – Partners Core Bond Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Core Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Asset-Backed Securities — Non-Agency	10.1
Commercial Mortgage-Backed Securities - Agency	7.3
Commercial Mortgage-Backed Securities - Non-Agency	3.0
Corporate Bonds & Notes	19.2
Foreign Government Obligations	0.9
Inflation-Indexed Bonds	0.1 (a)
Money Market Funds	3.6
Municipal Bonds	0.4
Residential Mortgage-Backed Securities - Agency	24.5
Residential Mortgage-Backed Securities - Non-Agency	2.0
U.S. Government & Agency Obligations	1.6
U.S. Treasury Obligations	27.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2018)
AAA rating	71.3
AA rating	3.4
A rating	7.8
BBB rating	12.9
BB rating	0.5
B rating	0.3
CCC rating	0.0 (a)
CC rating	0.0 (a)
C rating	0.0 (a)
D rating	0.0 (a)
Not rated	3.8
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Variable Portfolio Funds | Annual Report 2018	69

Manager Discussion of Fund Performance
Variable Portfolio – Partners Core Bond Fund
As of December 31, 2018, the Fund was managed by two independent money management firms. J.P. Morgan Investment Management Inc. (J.P. Morgan) managed approximately 50% and Wells Capital Management Incorporated (WellsCap) managed approximately 50% of the fund’s assets.
At December 31, 2018, approximately 99.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -0.35%. The Fund closely tracked its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.01% over the same time period. The Fund’s performance relative to the benchmark can be attributed to sector allocation, security selection and duration and yield curve positioning decisions by its managers. Also, mutual funds, unlike unmanaged indices, incur operating expenses.
U.S. fixed income posted flat returns amid volatility in 2018
Capital markets gyrated wildly as volatility returned in the first quarter of 2018. Despite the generally positive economic backdrop, fears of runaway inflation, rising interest rates and persistent political unrest in Washington, D.C. led to a sharp selloff in global equities. As the quarter progressed, growing fears of a trade war came into focus, as rhetoric from the U.S. and its decision to impose tariffs caused China to retaliate in kind, announcing it would impose tariffs on 106 different U.S. products. After more than a year of synchronized global economic growth, the second quarter of 2018 reinforced the message of widening divergences in economic activity, with a rotation of growth toward the U.S. and away from the eurozone. Following a typical seasonally slower first quarter, U.S. economic growth rebounded in the second quarter, though Europe and Japan struggled to regain momentum. Geopolitical headline risks, especially trade tensions, intensified during the quarter.
Risk assets marched higher in the third quarter of 2018, as global economic growth appeared to stabilize, and the trade narrative evolved. The fundamental landscape appeared calmer than it had in recent months, with the trade war rhetoric showing some signs of dampening, as the U.S. reached trade agreements with the European Union, Mexico and Canada. However, trade tensions with China intensified, as the U.S. Administration (Trump’s Cabinet) imposed 25% tariffs on $50 billion and 10% tariffs on $200 billion of Chinese imports. The fourth quarter was the most tumultuous of 2018, as uncertainty roiled markets, culminating in a sharp risk-off movement and high volatility. Concerns about further escalations in the U.S.-China trade dispute, a poorer earnings growth outlook, threats of a global economic slowdown and a plunge in energy prices weighed on investor sentiment. Equities plummeted, and credit spreads widened, as longer-term U.S. Treasury yields rallied after rising most of the year.
The U.S. Federal Reserve (Fed) raised the targeted federal funds rate 25 basis points at each of its March, June, September and December 2018 meetings, all of which were widely anticipated by the market. (A basis point is 1/100th of a percentage point.)
For the annual period overall, all spread, or non-government bond, sectors in the benchmark trailed duration-neutral U.S. Treasuries, except for asset-backed securities. Asset-backed securities was the best performing sector in the benchmark during the annual period, outperforming duration-like U.S. Treasuries by 13 basis points. During the annual period, higher quality names outperformed lower rated securities. On a duration-neutral basis, AA-rated corporate bonds underperformed U.S. Treasuries by 25 basis points; A-rated corporate bonds underperformed U.S. Treasuries by 299 basis points; and BBB-rated corporate bonds underperformed U.S. Treasuries by 351 basis points.
Within the U.S. Treasury sector itself, the U.S. Treasury yield curve flattened, as U.S. Treasury yields rose across the short-term portion of the yield curve, or spectrum of maturities, in reaction to the four interest rate hikes by the Fed, more so than did yields on intermediate and longer-term maturities. Yields on intermediate- and longer-term maturities rose more moderately, affected by a number of macro factors, including global economic growth prospects, inflation, global central bank
70	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Core Bond Fund
policies and supply/demand technicals. Year-over-year, the two-year U.S. Treasury yield rose 61 basis points to 2.49%, while the 10-year U.S. Treasury yield increased 29 basis points to 2.69%. The spread, or differential, in yields between the two-year and 10-year U.S. Treasuries declined 32 basis points to finish 2018 at just 20 basis points.
Sector allocation, security selection and duration positioning generated mixed results
J.P. Morgan: During the annual period, our portion of the Fund outperformed the benchmark due to a combination of sector allocation, security selection and duration positioning decisions overall.
The Fund held a shorter duration position than that of the benchmark for most of the year, which contributed positively, as interest rates rose across the yield curve. We carefully manage duration as we seek to control interest rate risk in our portion of the Fund, and we use it sparingly as an active management tool. Duration may be adjusted periodically, in small increments, seeking to enhance returns when the market is undervalued and to protect portfolio value when the market is overvalued. Duration decisions are based on our interest rate forecasts, which incorporate many factors, such as the outlook for inflation, monetary aggregates, anticipated Fed policy and the overall economic environment. The duration of our portion of the Fund is typically +/- 10% of the duration of the benchmark. Moving more toward a neutral duration stance at the end of the annual period, our portion of the Fund had an effective duration of 5.73 years versus the benchmark’s effective duration of 5.71 years at the end of December 2018. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Security selection and sector allocation within corporate credit contributed positively, as our portion of the Fund ended the annual period underweight investment-grade corporate credit and favored financials. Such positioning added value, as investment-grade corporate credit was the worst performing sector in the benchmark during the annual period, as its spreads, or yield differentials to U.S. Treasuries, widened significantly. The worst sub-sector within corporates was utilities, followed by industrials and financials. Security selection within securitized credit also boosted our portion of the Fund’s relative results. Specifically, asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and mortgage-backed securities (MBS) contributed positively to returns. Having an overweight to structured credit, especially ABS, also boosted relative results.
On the other hand, our portion of the Fund’s underweight exposure to U.S. Treasuries detracted from relative results, as U.S. Treasuries outperformed most spread sectors amid market volatility during the annual period. In addition, an overweight to BBB-rated bonds relative to the benchmark detracted, as higher quality securities outperformed lower quality securities during the annual period.
Our portion of the Fund’s yield curve positioning also detracted modestly. In conjunction with the economic analysis we perform with respect to duration decisions, we seek to identify broad interest rate trends and supply and demand relationships that may influence the shape of the yield curve, or spectrum of maturities. As part of the investment process, we evaluate the risk/reward posture of various maturities along the yield curve in an effort to identify undervalued portions of the curve. Our yield curve strategy seeks to find optimal exposures along the curve. Expected returns are established via scenario analysis, which incorporates yield curve shifts, the roll-down effect and time horizon. Our portion of the Fund’s overweight to the belly, or intermediate portion, of the yield curve, hampered performance, offset partially by an underweight to the long-term end of the yield curve. This was beneficial, as the 30-year U.S. Treasury was the worst performing among U.S. Treasury bellwethers.
WellsCap: During the annual period, our portion of the Fund underperformed the benchmark. In credit, sector positioning and security selection detracted from performance. Detractors were concentrated across bonds in the non-U.S. banks, automotive, technology and foreign agency sub-sectors. These included the bonds of Intesa Sanpaolo, Ford Motor, British American Tobacco and Pacific Gas & Electric. Conversely, positive contributors were concentrated across names in the consumer, cable/media, health care and sovereign sub-sectors. Notable individual contributors included the bonds of Anheuser-Busch InBev, CVS Health, Comcast, Nestle, Walmart, TransCanada and United Mexican States.
In agency MBS, bottom-up security selection in collateralized mortgage obligations (CMOs) and Ginnie Mae contributed positively to our portion of the Fund’s relative results. Ginnie Mae/Fannie Mae swaps were volatile throughout the annual period and provided an attractive opportunity, in our view, for trading within the sector. The CMO market also proved to be a good source of value during the annual period, as we were able to successfully exploit several security-level opportunities.
Variable Portfolio Funds | Annual Report 2018	71

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Core Bond Fund
Partially offsetting these positive contributors was positioning in 20-year and 15-year securities, which detracted from performance, as did positioning in higher-coupon 30-year securities, which significantly underperformed in December 2018 amid a rates rally.
In consumer ABS, an overweight to the sector and security selection contributed positively, with Federal Family Education Loan Program (FFELP) student loans leading the way. Positioning in private credit student loans and rental car ABS also boosted relative results. Having an underweight to lower rated CMBS detracted from performance.
Duration and yield curve positioning had no material effect on our portion of the Fund’s performance during the annual period, as the Fund’s duration and yield curve positioning was neutral to that of the benchmark throughout.
Individual security selection drove portfolio changes
All told, the Fund’s portfolio turnover rate during the annual period was 309%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
J.P. Morgan: Our investment strategy places an emphasis on security selection, based on bottom-up fundamental analysis. As such, our investment decisions are not predicated on specific macro factors, such as government policy action, ratings changes and more. However, such factors often increase market volatility that may present buying opportunities. Securities are purchased that we believe are undervalued or may offer a superior total return profile compared to similar securities. Securities are sold that we believe are overvalued, suffer significant fundamental changes or if a substitute security with a superior total return profile is identified. During the annual period, the most significant change made was a decreased allocation to corporate credit. We saw what we considered to be rich valuations and eroding technical support in the credit markets, and, as such, we reduced our portion of the Fund’s credit exposure and opportunistically migrated up in quality.
At the end of the annual period, our portion of the Fund was overweight relative to the benchmark in agency debt, MBS, ABS and CMBS and was underweight relative to the benchmark in U.S. Treasuries and corporate bonds. Our portion of the Fund was rather neutral in duration relative to the benchmark. We maintained a bias toward the belly of the yield curve and an underweight position at the longer-term end of the yield curve.
WellsCap: Our investment process is reliant on bottom-up security selection combined with active relative value portfolio rotation and seeks to neutralize factors such as duration, currencies, sector exposure and yield curve positioning. Heightened interest rate volatility and a weak credit market during the annual period presented, in our view, increased security selection opportunities, particularly toward the end of 2018. As a result of greater security level price dispersion, we increased our portion of the Fund’s MBS exposure, moving from an underweight to an overweight position relative to the benchmark. We were particularly active in adding select CMOs. In addition, we found an opportunity to add higher coupon Ginnie Mae pools, as we identified an investment thesis of slower prepayment speeds resulting from originator reforms.
We increased our portion of the Fund’s already overweight exposure to credit in March and April 2018, as we saw attractive opportunities, particularly in the consumer, non-U.S. banks and utilities sub-sectors. We then moderated the overweight in the second and third calendar quarters, reducing risk closer to neutral, as we tempered positions in U.S. banks, technology and pipelines. Later in the year, we moderately increased risk, as we found opportunities within cable/media, technology and health care sub-sectors. Positioning was dynamic throughout the annual period, responding to what we saw as the best bottom-up security selection opportunities as they arose.
We increased our portion of the Fund’s position in agency MBS to an overweight relative to the benchmark during the annual period. MBS began the year trading at what we considered to be expensive valuations, with a poor expected supply/demand scenario given the Fed’s plans to normalize its balance sheet via reduced asset purchases. By early in the third calendar quarter, the sector was beginning to look more attractive and the investment opportunity set improved, in our view, as MBS spreads, or yield differentials to U.S. Treasuries, widened amid rate volatility and significant price dispersion between individual securities. Our portion of the Fund ended the annual period overweight higher-coupon 20-year and 30-year pools and underweight 15-year and lower coupon 30-year MBS.
72	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Core Bond Fund
We reduced our portion of the Fund’s overweight in ABS, primarily by reducing exposure to longer duration FFELP bonds. Also, we modestly reduced exposure to private student loan ABS. In credit card ABS, we participated in select new issues but reduced the allocation overall. We marginally increased exposure to auto loan ABS, but that was more than offset by a reduction in rental car ABS. We also reduced exposure in CMBS, mostly through sales of bonds across vintages that were originally issued as 10-year securities. This more than offset some additions in 2016 vintage CMBS. We also made slight reductions in amortizing tranches as well as in agency CMBS.
All told, from the start of the reporting period to the end, our portion of the Fund’s risk-adjusted exposure to credit, ABS and CMBS decreased and its risk-adjusted allocations to MBS and agency MBS increased. Our portion of the Fund maintained its neutral duration compared to that of the benchmark at the end of the annual period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio Funds | Annual Report 2018	73

Fund at a Glance
Variable Portfolio – Partners Small Cap Growth Fund
Investment objective
Variable Portfolio – Partners Small Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
BMO Asset Management Corp.
David Corris, CFA
Thomas Lettenberger, CFA
Wells Capital Management Incorporated
Joseph Eberhardy, CFA, CPA
Thomas Ognar, CFA
Effective December 10, 2018, Kennedy Capital Management, Inc. no longer serves as a subadvisor to the Fund.
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-4.65	2.72	8.91
Class 2	05/07/10	-4.88	2.47	8.64
Russell 2000 Growth Index		-9.31	5.13	11.57
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 1, 2017 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
74	Variable Portfolio Funds | Annual Report 2018

Fund at a Glance   (continued)
Variable Portfolio – Partners Small Cap Growth Fund
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Partners Small Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	98.3
Exchange-Traded Funds	0.0 (a)
Money Market Funds	1.7
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2018)
Amedisys, Inc.	1.4
Ligand Pharmaceuticals, Inc.	1.4
Vocera Communications, Inc.	1.3
Five Below, Inc.	1.2
Vanda Pharmaceuticals, Inc.	1.2
SPS Commerce, Inc.	1.2
Rexnord Corp.	1.2
Teladoc Health, Inc.	1.2
Rapid7, Inc.	1.2
Bottomline Technologies de, Inc.	1.0
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	3.1
Consumer Discretionary	11.6
Consumer Staples	2.5
Energy	2.1
Financials	5.8
Health Care	27.1
Industrials	17.7
Information Technology	24.0
Materials	3.4
Real Estate	2.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Variable Portfolio Funds | Annual Report 2018	75

Manager Discussion of Fund Performance
Variable Portfolio – Partners Small Cap Growth Fund
During the annual period ended December 31, 2018, the Fund was managed by three independent money management firms and each invested a portion of the portfolio’s assets. Effective December 10, 2018, Kennedy Capital Management (Kennedy) was terminated as a subadvisor to the Fund, and upon its termination, BMO assumed responsibility for the Kennedy-managed sleeve until such time as a new subadvisor is chosen. As of December 31, 2018, Wells Capital Management Company (WellsCap) and BMO Asset Management Corp. (BMO) managed approximately 33% and 67% of the portfolio, respectively.
At December 31, 2018, approximately 98.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 2 shares returned -4.88%. While posting negative absolute returns, the Fund significantly outperformed its benchmark, the Russell 2000 Growth Index, which returned -9.31% over the same period. The Fund’s outperformance of the benchmark can be attributed primarily to stock selection decisions by its managers.
Small cap growth stocks lagged large caps but outpaced value counterparts
After three quarters of solid strength in the U.S. equity market, volatility re-emerged as it had in February 2018, sending stocks sharply lower in the fourth quarter of 2018. A flattening yield curve, tightening monetary policy by the U.S. Federal Reserve (Fed), U.S. mid-term elections, corporate debt concerns, a pullback in commodities, tariff and trade concerns, Brexit troubles, a partial U.S. federal government shutdown, and hues of decelerating global economic growth flustered the markets. The fourth calendar quarter was the worst quarter of performance for the S&P 500 Index since the 2007-2008 financial crisis. In turn, weakness late in the year had a resounding effect on overall U.S. equity market returns, with the broad indices as well as various style indices producing negative total returns for 2018, the first calendar year of negative performance in nine years.
Risk-off sentiment was the most dominant theme driving stock returns, resulting in the outperformance of lower risk, larger cap stocks in the market. This sentiment was also evident at the sector level, where more defensive sectors, such as health care and utilities, led returns for the year. Conversely, stocks with positive sensitivities to inflation and oil were some of the worst performers, with the energy sector in the S&P 500 Index the weakest for the year.
For the annual period overall, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market, though value stocks did outperform growth stocks on a relative basis in the fourth calendar quarter, reversing the trend of the seven prior consecutive quarters. While all capitalization segments posted negative returns, large-cap stocks performed best, followed at some distance by mid-cap stocks and then small-cap stocks.
Stock selection and sector allocation decisions overall boosted relative results
Kennedy: During the annual period, we managed a portion of the Fund from January 1, 2018 through December 10, 2018 (the initial reporting period). Our portion of the Fund outperformed the benchmark during the initial reporting period primarily due to individual stock selection. Effective security selection in information technology, health care and energy contributed most positively to our portion of the Fund’s relative results. These positive contributors were partially offset by stock selection in consumer discretionary, communication services and industrials, which detracted.
The top individual contributors to our portion of the Fund’s results were BioTelemetry, Five9 and Reata Pharmaceuticals. BioTelemetry provides ambulatory outpatient management solutions for monitoring clinical information regarding an individual’s health. New product launches generated accelerating revenue growth and expanding margins for the company, as the mix of its business shifted away from legacy offerings. Five9, which provides cloud contact center software, benefited from the contact center industry upgrading its technology systems from legacy on-premises offerings to superior cloud products at an accelerating rate. Reata Pharmaceuticals operates as a biopharmaceutical company. Its shares rose after the company released positive clinical data in multiple kidney indications.
76	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Growth Fund
The biggest individual detractors from our portion of the Fund’s relative performance during the initial reporting period were recreational vehicle and accessories retailer Camping World Holdings, online weight loss community Nutrisystem and aesthetic laser systems manufacturer Cutera. Camping World Holdings saw a deceleration in recreational vehicle demand coupled with a significant investment to rollout a new store footprint. Nutrisystem failed to capitalize on anticipated growth during the annual “diet season” and was losing share to competition. Cutera’s shares declined, as a number of competitors’ products were cited by the Food and Drug Administration (FDA) for efficacy concerns. While Cutera’s products were not cited, the FDA concerns led to a demand slowdown for the entire market. Furthermore, its management failed to execute on its gross margin improvement plan. We sold our portion of the Fund’s positions in each of these companies.
WellsCap: Our portion of the Fund significantly outperformed the benchmark during the annual period due primarily to stock selection overall. Many of our portion of the Fund’s holdings benefited from constructive idiosyncratic dynamics, secular growth catalysts and solid execution, consequently achieving margin expansion and gaining market share in their respective industries.
From a sector perspective, stock selection in information technology, health care and consumer discretionary contributed most positively to relative results. Having an overweight to information technology, which outpaced the Russell Index during the annual period, also boosted relative results. In information technology, companies within faster growing areas, such as software-as-a-service (“SaaS”), demonstrated especially strong execution. Five9 and Q2 Holdings, which offer subscription-based software solutions, were especially strong performers. Additionally, cloud-based email infrastructure provider SendGrid agreed to be acquired by Twillio for $2 billion in an all-cash transaction, which helped boost its relative performance. In health care, bioprocessing firm Repligen and medical device company Inogen benefited from increased demand for their respective products. Health care services firms like Health Equity, whose health savings accounts and related services benefited from the secular shift to value-based health care, also boosted relative results. In consumer discretionary, our portion of the Fund benefited from its emphasis on companies with differentiated concepts and offerings, like discount retailer Ollie’s Bargain Outlet, fitness operator Planet Fitness and fast casual restaurant Wingstop. These holdings were more insulated from e-commerce penetration, which has disrupted the business models of many companies within the retail industry. Also contributing positively within the sector was Chegg, whose suite of products provides students with online tools to better navigate their education experience.
Partially offsetting these positive contributors was the detracting effect of weaker stock selection in the industrials and communication services sectors. In industrials, weakness within the construction and engineering industry hindered performance. MasTec and Dycom Industries, which provide specialty contracting services, faced challenges with project delays and changing customer spending trends. Elsewhere within the sector, consumer directed benefits provider WageWorks underperformed after delaying its 10K filing due to non-routing and complex transactions tied to a previous contract win from 2016. We exited the position by the end of the annual period. In communication services, EverQuote dampened relative returns. Having underweighted allocations to communication services and consumer staples, which each outpaced the benchmark during the annual period, further detracted from relative results.
The strongest relative contributors to our portion of the Fund’s results were Q2 Holdings, Five9 and SendGrid, each mentioned earlier. Q2 Holdings is a SaaS provider of secure, cloud-based virtual banking solutions. During the annual period, its stock rallied sharply after reporting revenue and earnings before interest, taxes, depreciation and amortization growth in excess of consensus expectations and on positive sentiment surrounding its customers, as the combined effects from rising interest rates, tax reform and reduced regulation contributed to accelerating spending on information technology initiatives. Five9 was one of the first companies to create integrated SaaS contact center software with the ability to provide both inbound and outbound calling capabilities. During the annual period, the company delivered robust revenues through increased customer adoption of its software for call centers. SendGrid is a provider of cloud-based email infrastructure. Its shares rose on its agreement to be acquired by Twillio, discussed above.
Conversely, the greatest individual detractors from our portion of the Fund’s performance during the annual period were WageWorks, mentioned earlier, as well as John Bean Technologies and Cooper-Standard Holdings. WageWorks is a leading provider of tax-advantaged programs for the consumer directed benefits market, providing and administering tax-advantaged programs in the U.S. During the annual period, as mentioned above, its delayed 10K filing drove its share price to decline, and we exited the position on what we viewed as remaining uncertainty around the firm. John Bean Technologies is a manufacturer of food processing machinery and ground-based airport equipment. It experienced some execution issues and
Variable Portfolio Funds | Annual Report 2018	77

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Growth Fund
production inefficiencies during the annual period that impacted profitability within its food technology business segment. The company also struggled to keep up with cost inflation, which pressured its pricing. Cooper-Standard Holdings is a leading global manufacturer of sealing, fuel and brake delivery, fluid transfer and anti-vibration systems. Weaker than consensus expected conditions in China and Europe and lingering concerns around tariffs impacted the demand outlook for its products, driving its share price down.
BMO: During the annual period, our portion of the Fund outperformed the benchmark due primarily to stock selection. Sector allocation overall detracted modestly. Our portion of the Fund’s stock selection is driven by our stock selection model, which is designed to identify fundamentally strong, attractively valued stocks with positive investor sentiment. While company fundamentals and investor interest were positive contributors to our portion of the Fund’s performance during the annual period, valuations detracted from returns.
From a sector perspective, stock selection in health care, information technology and industrials contributed most positively to our portion of the Fund’s relative results. Allocation positioning within information technology buoyed relative results as well. Only partially offsetting these positive contributors was the detracting effect of stock selection in consumer discretionary, materials and financials, which detracted. Having an oveweighted allocation to materials, which lagged the benchmark during the annual period, also hurt.
Among individual stocks, the top positive contributors to our portion of the Fund’s results were Amedisys, Genomic Health and Insperity. Amedisys, a health care company, benefited from improved earnings through an increase in revenues. We maintained the position, based on strong company fundamentals and improving investor sentiment, supported by accelerating growth and a healthy balance sheet. Genomic Health, a company within the biotechnology industry, posted record results in 2018, including double-digit revenue growth and improved margins. Its strong performance reflected an increase of global demand revenue for industry-leading oncology products. We trimmed the position on its strong performance. Insperity is a human resources and business solutions company. It benefited during the annual period from record-high earnings, lower effective tax rates and improved operating results. Its growth during the annual period was driven by strong sales, high levels of client retention and net hiring by customers. We trimmed the position as its valuation became less attractive, in our view.
The biggest detractors from our portion of the Fund’s results were global chemicals company Kraton, building materials and construction company Builders FirstSource and equipment rental supplier Herc Holdings. Kraton suffered during the annual period from lower sales volumes, unplanned facility outages and higher operating expenses, all of which was met with negative investor sentiment. Builders FirstSource detracted, driven by a slowing housing environment, lower than average lumber prices and weakening company fundamentals. Herc Holdings saw its share price decline following a significant drop in oil prices negatively impacting demand in the company’s energy markets. Slower than expected construction spending, which drives more than 35% of its total sales, also drove its share price lower. We decreased but maintained positions in Kraton and FirstSource, as we felt company valuations remained attractive. We exited our portion of the Fund’s position in Herc Holdings based on rapidly deteriorating fundamentals and slowing investor sentiment.
From December 11, 2018 through December 31, 2018 (the latter reporting period), we additionally managed the portion of the Fund formerly managed by Kennedy. During the latter reporting period, that portion of the Fund outperformed the benchmark.
Purchases and sales drove Fund portfolio changes
All told, the Fund’s portfolio turnover rate for the annual period was 113%.
WellsCap: In accordance with our investment discipline, we buy companies where we find robust revenue, cash flow and earnings growth with a sustainable and visible growth profile. We then use our internal assessment of a company’s growth versus the market’s estimates to establish a gap. Where the gap is positive, we may initiate a position and subsequently add to the position should the gap widen. Conversely, as market expectations and our estimates converge, we may trim the stock as the gap narrows and completely exit a position when the gap closes. During the annual period, we established a Fund position in Chefs’ Warehouse, which engages in the distribution of specialty food products with a focus on serving the specific needs of chefs. We are attracted to the growth profile of the company, given its line of 48,000 products, its large
78	Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Growth Fund
addressable market, and its growing e-commerce capabilities. We also initiated a position in Amedisys, one of the largest home health providers in the U.S. We believe the company is well positioned to be the leading aging-in-place company, helping payers drive down costs and improve member health through its clinical data and technology.
In addition to the sale of WageWorks, already mentioned, we sold our portion of the Fund’s position in Clovis Oncology, a biotechnology company specializing in anti-cancer agents, including its PARP, a particular enzyme, inhibitor Rubraca, which has application in ovarian and breast cancers. We sold the position, as the sustainability of growth in the PARP space was less than we initially estimated.
Any sector weighting changes were strictly a reflection of our bottom-up process. That said, during the annual period, our bottom-up process led us to increase our portion of the Fund’s weighting in health care and to decrease its weighting in industrials. At year-end 2018, our portion of the Fund was most overweight relative to the benchmark in the information technology sector and was most underweight relative to the benchmark in the materials, communication services, financials, consumer discretionary and consumer staples sectors. As of December 31, 2018, our portion of the Fund was rather neutrally weighted relative to the benchmark in the energy and industrials sectors and had no exposure to the utilities sector. Our portion of the Fund also had a position, albeit modest, in cash at the end of the annual period.
Kennedy: During the initial reporting period, we initiated a position in our portion of the Fund in Oshkosh, which manufactures fire and emergency apparatuses and special commercial and military trucks. We purchased its stock primarily due to the impending U.S. government defense spending ramp-up for the joint light tactical vehicle (JLTV) program. We established a Fund position in EVO Payments, a merchant acquirer and payment processor focused on the European market. We purchased its stock as we believe the company is positioned to gain market share while benefiting from the continued growth of electronic payments outside the U.S.
In addition to those sales already mentioned, we sold our portion of the Fund’s positions in Cantel Medical, a medical equipment provider, and Coherent, which manufactures equipment used in the production of organic light-emitting diode (OLED) screens. We exited Cantel Medical as it was nearing our intrinsic value estimate and because we believed its U.S. capital sales growth was beginning to slow. We eliminated the position in Coherent after gathering data that indicated the pending environment for OLED technology would slow dramatically in 2019.
During the initial reporting period, we increased our portion of the Fund’s weighting in consumer discretionary, a shift driven by fundamental stock selection. At the end of the initial reporting period, our portion of the Fund was most overweight the benchmark in the information technology and consumer discretionary sectors and was most underweight the benchmark in communication services, consumer staples, financials, materials and real estate. All other sectors were rather neutrally weighted to the benchmark at the end of the initial reporting period.
BMO: During the annual period, we initiated a position in our portion of the Fund in BJ’s Wholesale Club Holdings, a warehouse club located on the U.S.’ east coast. The company has strong fundamental characteristics, attractive valuations and was trading at a discount to its historical average at the time of purchase. We also established a Fund position in Kennedy Wilson Holdings, a real estate investment trust, based on strong company fundamentals and improving investor sentiment.
Conversely, we sold our portion of the Fund’s position in New Relic, a digital software service company, following its strong performance, as its valuations became less attractive. We also exited our portion of the Fund’s position in Cambrex, a life sciences company, based on the stock’s relative ranking within our model’s Small Cap Growth universe. Its ranking dropped on rapidly decreasing investor sentiment and deteriorating fundamentals, as investors digested approximately $650 million of merger and acquisition activity by Cambrex during the annual period.
Sector positioning within our portion of the Fund was a direct result of our bottom-up stock selection process and of reclassification of GICS sectors by the Russell indices. That said, during the annual period, we increased our portion of the Fund’s allocations to health care, communication services, real estate, consumer staples and energy and decreased its allocations to information technology, materials, industrials, consumer discretionary and utilities. At the end of December 2018, our portion of the Fund was overweight information technology, materials and real estate and underweight consumer discretionary and financials. Our portion of the Fund was rather neutrally weighted compared to the benchmark in energy, health care, communication services, industrials, consumer staples and utilities as of December 31, 2018.
Variable Portfolio Funds | Annual Report 2018	79

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Growth Fund
During the latter reporting period, there were no securities purchased or sold nor any significant sector or industry weighting changes in the portion of the Fund formerly managed by Kennedy.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
80	Variable Portfolio Funds | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Variable Portfolio – U.S. Equities Fund
Class 1	1,000.00	1,000.00	808.10	1,020.98	3.94	4.40	0.86
Class 2	1,000.00	1,000.00	807.10	1,019.72	5.08	5.68	1.11
CTIVP® – American Century Diversified Bond Fund
Class 1	1,000.00	1,000.00	1,006.60	1,022.91	2.44	2.46	0.48
Class 2	1,000.00	1,000.00	1,005.70	1,021.59	3.76	3.79	0.74
CTIVP® – AQR International Core Equity Fund
Class 1	1,000.00	1,000.00	872.90	1,021.29	3.80	4.10	0.80
Class 2	1,000.00	1,000.00	871.60	1,020.02	4.98	5.38	1.05
CTIVP® – CenterSquare Real Estate Fund
Class 1	1,000.00	1,000.00	937.40	1,021.44	3.78	3.94	0.77
Class 2	1,000.00	1,000.00	935.90	1,020.17	5.00	5.22	1.02
CTIVP® – DFA International Value Fund
Class 1	1,000.00	1,000.00	877.50	1,021.08	4.00	4.30	0.84
Class 2	1,000.00	1,000.00	876.70	1,019.77	5.23	5.63	1.10
Variable Portfolio Funds | Annual Report 2018	81

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
CTIVP® – Los Angeles Capital Large Cap Growth Fund
Class 1	1,000.00	1,000.00	926.00	1,021.85	3.37	3.54	0.69
Class 2	1,000.00	1,000.00	925.10	1,020.58	4.59	4.81	0.94
CTIVP® – MFS® Value Fund
Class 1	1,000.00	1,000.00	934.30	1,021.85	3.38	3.54	0.69
Class 2	1,000.00	1,000.00	933.00	1,020.58	4.60	4.81	0.94
CTIVP® – Morgan Stanley Advantage Fund
Class 1	1,000.00	1,000.00	912.30	1,021.95	3.25	3.43	0.67
Class 2	1,000.00	1,000.00	911.10	1,020.68	4.46	4.71	0.92
CTIVP® – Oppenheimer International Growth Fund
Class 1	1,000.00	1,000.00	836.40	1,020.78	4.19	4.61	0.90
Class 2	1,000.00	1,000.00	836.00	1,019.46	5.40	5.94	1.16
CTIVP® – T. Rowe Price Large Cap Value Fund
Class 1	1,000.00	1,000.00	915.50	1,021.95	3.25	3.43	0.67
Class 2	1,000.00	1,000.00	914.20	1,020.63	4.51	4.76	0.93
CTIVP® – TCW Core Plus Bond Fund
Class 1	1,000.00	1,000.00	1,014.70	1,022.86	2.50	2.51	0.49
Class 2	1,000.00	1,000.00	1,013.70	1,021.59	3.78	3.79	0.74
CTIVP® – Wells Fargo Short Duration Government Fund
Class 1	1,000.00	1,000.00	1,011.10	1,023.11	2.24	2.26	0.44
Class 2	1,000.00	1,000.00	1,010.10	1,021.85	3.51	3.54	0.69
CTIVP® – Westfield Mid Cap Growth Fund
Class 1	1,000.00	1,000.00	892.00	1,021.14	3.98	4.25	0.83
Class 2	1,000.00	1,000.00	890.90	1,019.87	5.18	5.53	1.08
Variable Portfolio – Columbia Wanger International Equities Fund
Class 1	1,000.00	1,000.00	836.50	1,019.87	5.03	5.53	1.08
Class 2	1,000.00	1,000.00	836.20	1,018.60	6.19	6.80	1.33
Variable Portfolio – Partners Core Bond Fund
Class 1	1,000.00	1,000.00	1,015.40	1,022.86	2.50	2.51	0.49
Class 2	1,000.00	1,000.00	1,013.50	1,021.59	3.78	3.79	0.74
Variable Portfolio – Partners Small Cap Growth Fund
Class 1	1,000.00	1,000.00	846.00	1,020.98	4.02	4.40	0.86
Class 2	1,000.00	1,000.00	844.90	1,019.72	5.19	5.68	1.11
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and nonaffiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses for CTIVP® – Westfield Mid Cap Growth Fund, Variable Portfolio - Columbia Wanger International Equities Fund and Variable Portfolio – Partners Small Cap Growth Fund, account value at the end of the period would have been reduced.
82	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.8%
Issuer	Shares	Value ($)
Communication Services 2.7%
Diversified Telecommunication Services 0.4%
Vonage Holdings Corp.(a)	382,700	3,340,971
Entertainment 0.4%
Glu Mobile, Inc.(a)	256,600	2,070,762
Marcus Corp. (The)	9,100	359,450
Take-Two Interactive Software, Inc.(a)	12,500	1,286,750
Total		3,716,962
Interactive Media & Services 0.2%
Care.com, Inc.(a)	79,360	1,532,442
Media 1.1%
Entravision Communications Corp., Class A	385,200	1,120,932
MSG Networks, Inc., Class A(a)	119,200	2,808,352
National CineMedia, Inc.	401,400	2,601,072
Nexstar Media Group, Inc., Class A	26,000	2,044,640
TechTarget, Inc.(a)	47,000	573,870
Total		9,148,866
Wireless Telecommunication Services 0.6%
Boingo Wireless, Inc.(a)	110,900	2,281,213
Shenandoah Telecommunications Co.	66,300	2,933,775
Total		5,214,988
Total Communication Services		22,954,229
Consumer Discretionary 12.0%
Auto Components 1.5%
Cooper-Standard Holding, Inc.(a)	18,892	1,173,571
Dana, Inc.	48,600	662,418
Dorman Products, Inc.(a)	31,338	2,821,047
LCI Industries	28,711	1,917,895
Modine Manufacturing Co.(a)	68,000	735,080
Superior Industries International, Inc.	90,100	433,381
Tenneco, Inc.	95,200	2,607,528
Tower International, Inc.	70,600	1,680,280
Visteon Corp.(a)	13,309	802,266
Total		12,833,466
Distributors 0.2%
Pool Corp.	11,107	1,651,056
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Consumer Services 1.1%
Adtalem Global Education, Inc.(a)	106,431	5,036,315
American Public Education, Inc.(a)	6,600	187,836
Grand Canyon Education, Inc.(a)	20,000	1,922,800
Weight Watchers International, Inc.(a)	54,200	2,089,410
Total		9,236,361
Hotels, Restaurants & Leisure 3.4%
BJ’s Restaurants, Inc.	52,100	2,634,697
Bloomin’ Brands, Inc.	73,700	1,318,493
Boyd Gaming Corp.	135,500	2,815,690
Brinker International, Inc.	70,600	3,104,988
Choice Hotels International, Inc.	18,666	1,336,112
Churchill Downs, Inc.	8,634	2,106,178
Dave & Buster’s Entertainment, Inc.	67,408	3,003,700
Dine Brands Global, Inc.	27,000	1,818,180
Extended Stay America, Inc.	174,413	2,703,402
Penn National Gaming, Inc.(a)	106,800	2,011,044
Red Rock Resorts, Inc., Class A	99,303	2,016,844
Six Flags Entertainment Corp.	18,133	1,008,739
Texas Roadhouse, Inc.	23,414	1,397,816
Wingstop, Inc.	19,379	1,243,938
Total		28,519,821
Household Durables 1.1%
Cavco Industries, Inc.(a)	8,464	1,103,536
D.R. Horton, Inc.	58,000	2,010,280
Helen of Troy Ltd.(a)	9,120	1,196,362
iRobot Corp.(a)	17,475	1,463,356
Skyline Champion Corp.	56,640	832,042
Zagg, Inc.(a)	255,100	2,494,878
Total		9,100,454
Internet & Direct Marketing Retail 0.2%
Stamps.com, Inc.(a)	10,100	1,571,964
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	83

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Leisure Products 0.9%
Brunswick Corp.	30,136	1,399,817
Malibu Boats, Inc., Class A(a)	43,800	1,524,240
MasterCraft Boat Holdings, Inc.(a)	107,633	2,012,737
Sturm Ruger & Co., Inc.	54,200	2,884,524
Total		7,821,318
Specialty Retail 2.7%
Aaron’s, Inc.	35,000	1,471,750
Abercrombie & Fitch Co., Class A	143,000	2,867,150
American Eagle Outfitters, Inc.	54,000	1,043,820
Boot Barn Holdings, Inc.(a)	73,000	1,243,190
Children’s Place, Inc. (The)	10,000	900,900
DSW, Inc., Class A	27,600	681,720
Foot Locker, Inc.	35,000	1,862,000
Genesco, Inc.(a)	84,500	3,743,350
Hibbett Sports, Inc.(a)	132,500	1,894,750
MarineMax, Inc.(a)	53,000	970,430
Shoe Carnival, Inc.	71,500	2,395,965
Signet Jewelers Ltd.	61,500	1,953,855
Tailored Brands, Inc.	133,400	1,819,576
Total		22,848,456
Textiles, Apparel & Luxury Goods 0.9%
Deckers Outdoor Corp.(a)	26,300	3,365,085
Fossil Group, Inc.(a)	128,800	2,026,024
Movado Group, Inc.	72,700	2,298,774
Vera Bradley, Inc.(a)	34,700	297,379
Total		7,987,262
Total Consumer Discretionary		101,570,158
Consumer Staples 3.9%
Beverages 0.4%
Boston Beer Co., Inc. (The), Class A(a)	8,300	1,998,972
MGP Ingredients, Inc.	29,039	1,656,675
Total		3,655,647
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 0.9%
BJ’s Wholesale Club Holdings, Inc.(a)	164,788	3,651,702
Ingles Markets, Inc., Class A	27,100	737,662
SpartanNash Co.	137,800	2,367,404
Weis Markets, Inc.	17,100	817,038
Total		7,573,806
Food Products 1.1%
Cal-Maine Foods, Inc.	51,600	2,182,680
Dean Foods Co.	132,800	505,968
John B. Sanfilippo & Son, Inc.	39,600	2,204,136
Post Holdings, Inc.(a)	22,000	1,960,860
TreeHouse Foods, Inc.(a)	39,500	2,003,045
Total		8,856,689
Household Products 0.6%
Central Garden & Pet Co.(a)	83,237	2,867,514
WD-40 Co.	12,626	2,313,841
Total		5,181,355
Personal Products 0.9%
Edgewell Personal Care Co.(a)	14,400	537,840
Inter Parfums, Inc.	48,464	3,177,785
Medifast, Inc.	2,900	362,558
Usana Health Sciences, Inc.(a)	26,770	3,151,632
Total		7,229,815
Total Consumer Staples		32,497,312
Energy 3.6%
Energy Equipment & Services 1.2%
Core Laboratories NV	14,556	868,411
Helmerich & Payne, Inc.	25,500	1,222,470
Mammoth Energy Services, Inc.	122,200	2,197,156
Matrix Service Co.(a)	133,600	2,396,784
Patterson-UTI Energy, Inc.	85,000	879,750
Profire Energy, Inc.(a)	254,700	369,315
TechnipFMC PLC	54,000	1,057,320
Transocean Ltd.(a)	137,000	950,780
Total		9,941,986

The accompanying Notes to Financial Statements are an integral part of this statement.
84	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 2.4%
Arch Coal, Inc.	28,700	2,381,813
California Resources Corp.(a)	24,700	420,888
Callon Petroleum Co.(a)	306,000	1,985,940
CVR Energy, Inc.	67,700	2,334,296
Delek U.S. Holdings, Inc.	43,200	1,404,432
Denbury Resources, Inc.(a)	1,296,400	2,216,844
Par Pacific Holdings, Inc.(a)	27,600	391,368
Peabody Energy Corp.	37,000	1,127,760
Renewable Energy Group, Inc.(a)	113,500	2,916,950
REX American Resources Corp.(a)	10,943	745,328
Southwestern Energy Co.(a)	220,800	752,928
W&T Offshore, Inc.(a)	381,000	1,569,720
World Fuel Services Corp.	16,900	361,829
WPX Energy, Inc.(a)	165,000	1,872,750
Total		20,482,846
Total Energy		30,424,832
Financials 17.2%
Banks 8.0%
BancFirst Corp.	19,800	988,020
Bancorp, Inc. (The)(a)	314,200	2,501,032
Banner Corp.	53,100	2,839,788
Cadence BanCorp	150,000	2,517,000
Cathay General Bancorp	92,900	3,114,937
Customers Bancorp, Inc.(a)	104,410	1,900,262
Eagle Bancorp, Inc.(a)	30,900	1,505,139
East West Bancorp, Inc.	49,000	2,132,970
Enterprise Financial Services Corp.	63,800	2,400,794
First BanCorp	373,700	3,213,820
First Busey Corp.	88,935	2,182,465
First Merchants Corp.	32,200	1,103,494
Great Southern Bancorp, Inc.	36,608	1,685,066
Hancock Whitney Corp.	137,900	4,778,235
Hope Bancorp, Inc.	204,500	2,425,370
Huntington Bancshares, Inc.	190,000	2,264,800
International Bancshares Corp.	67,765	2,331,116
Lakeland Financial Corp.	55,186	2,216,270
Metropolitan Bank Holding Corp.(a)	8,600	265,310
OFG Bancorp	294,777	4,852,029
Common Stocks (continued)
Issuer	Shares	Value ($)
Popular, Inc.	68,500	3,234,570
Preferred Bank	52,700	2,284,545
Prosperity Bancshares, Inc.	37,500	2,336,250
S&T Bancorp, Inc.	81,200	3,072,608
Sandy Spring Bancorp, Inc.	55,599	1,742,473
TCF Financial Corp.	94,000	1,832,060
Trico Bancshares	44,363	1,499,026
Western Alliance Bancorp(a)	42,000	1,658,580
Zions Bancorp	62,000	2,525,880
Total		67,403,909
Capital Markets 2.5%
Ares Management Corp., Class A	89,588	1,592,875
Artisan Partners Asset Management, Inc., Class A	107,300	2,372,403
Cohen & Steers, Inc.	43,600	1,496,352
E*TRADE Financial Corp.	33,000	1,448,040
Greenhill & Co., Inc.	17,100	417,240
Hamilton Lane, Inc., Class A	28,171	1,042,327
Houlihan Lokey, Inc.	127,329	4,685,707
Moelis & Co., ADR, Class A	38,000	1,306,440
OM Asset Management Plc	137,606	1,469,632
Oppenheimer Holdings, Inc., Class A	13,400	342,370
Virtu Financial, Inc. Class A	72,000	1,854,720
Waddell & Reed Financial, Inc., Class A	161,900	2,927,152
Total		20,955,258
Consumer Finance 1.1%
Curo Group Holdings Corp.(a)	78,000	740,220
Enova International, Inc.(a)	133,400	2,595,964
FirstCash, Inc.	19,540	1,413,719
Nelnet, Inc., Class A	56,865	2,976,314
SLM Corp.(a)	165,000	1,371,150
Total		9,097,367
Insurance 1.8%
American Equity Investment Life Holding Co.	159,700	4,462,018
CNO Financial Group, Inc.	84,000	1,249,920
Employers Holdings, Inc.	67,500	2,832,975
Genworth Financial, Inc., Class A(a)	542,200	2,526,652

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	85

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
MBIA, Inc.(a)	161,195	1,437,859
Universal Insurance Holdings, Inc.	78,248	2,967,164
Total		15,476,588
Mortgage Real Estate Investment Trusts (REITS) 1.0%
AG Mortgage Investment Trust, Inc.	28,000	446,040
Arbor Realty Trust, Inc.	64,300	647,501
Ladder Capital Corp., Class A	195,900	3,030,573
New Residential Investment Corp.	95,000	1,349,950
Starwood Property Trust, Inc.	50,000	985,500
Western Asset Mortgage Capital Corp.	218,900	1,825,626
Total		8,285,190
Thrifts & Mortgage Finance 2.8%
Axos Financial, Inc.(a)	62,000	1,561,160
Essent Group Ltd.(a)	102,200	3,493,196
Federal Agricultural Mortgage Corp.	42,900	2,592,876
Flagstar Bancorp, Inc.(a)	57,000	1,504,800
Merchants Bancorp	102,204	2,039,992
MGIC Investment Corp.(a)	482,351	5,045,391
OceanFirst Financial Corp.	82,153	1,849,264
Radian Group, Inc.	215,800	3,530,488
Walker & Dunlop, Inc.	39,046	1,688,740
Washington Federal, Inc.	14,000	373,940
Total		23,679,847
Total Financials		144,898,159
Health Care 14.4%
Biotechnology 4.7%
ACADIA Pharmaceuticals, Inc.(a)	48,610	786,024
Adaptimmune Therapeutics PLC, ADR(a)	85,300	490,475
Agios Pharmaceuticals, Inc.(a)	31,944	1,472,938
Akebia Therapeutics, Inc.(a)	105,739	584,737
Alder Biopharmaceuticals, Inc.(a)	146,704	1,503,716
Amicus Therapeutics, Inc.(a)	179,110	1,715,874
Atara Biotherapeutics, Inc.(a)	64,600	2,244,204
bluebird bio, Inc.(a)	11,950	1,185,440
Clovis Oncology, Inc.(a)	34,925	627,253
Dynavax Technologies Corp.(a)	97,315	890,432
Enanta Pharmaceuticals, Inc.(a)	28,393	2,011,076
Immunomedics, Inc.(a)	179,990	2,568,457
Common Stocks (continued)
Issuer	Shares	Value ($)
Insmed, Inc.(a)	65,627	861,026
Intercept Pharmaceuticals, Inc.(a)	14,130	1,424,163
Kiniksa Pharmaceuticals Ltd., Class A(a)	56,611	1,590,203
Ligand Pharmaceuticals, Inc.(a)	13,319	1,807,388
Loxo Oncology, Inc.(a)	29,175	4,086,542
MacroGenics, Inc.(a)	116,475	1,479,233
Mirati Therapeutics, Inc.(a)	24,250	1,028,685
Nightstar Therapeutics PLC, ADR(a)	69,711	803,071
Puma Biotechnology, Inc.(a)	50,190	1,021,367
Repligen Corp.(a)	20,885	1,101,475
Sage Therapeutics, Inc.(a)	14,905	1,427,750
Sarepta Therapeutics, Inc.(a)	15,070	1,644,589
Spark Therapeutics, Inc.(a)	30,782	1,204,807
TESARO, Inc.(a)	15,405	1,143,821
Ultragenyx Pharmaceutical, Inc.(a)	26,534	1,153,698
uniQure NV(a)	61,710	1,778,482
Total		39,636,926
Health Care Equipment & Supplies 3.2%
Accuray, Inc.(a)	84,100	286,781
Atrion Corp.	3,172	2,350,706
AxoGen, Inc.(a)	92,632	1,892,472
Cerus Corp.(a)	202,000	1,024,140
Haemonetics Corp.(a)	25,500	2,551,275
Integer Holdings Corp.(a)	40,500	3,088,530
iRhythm Technologies, Inc.(a)	22,608	1,570,804
LeMaitre Vascular, Inc.	29,100	687,924
Merit Medical Systems, Inc.(a)	27,934	1,558,996
Orthofix Medical, Inc.(a)	28,530	1,497,539
Sientra, Inc.(a)	73,068	928,694
SurModics, Inc.(a)	50,100	2,367,726
Tactile Systems Technology, Inc.(a)	38,856	1,769,891
Tandem Diabetes Care, Inc.(a)	52,204	1,982,186
Teleflex, Inc.	7,800	2,016,144
Varex Imaging Corp.(a)	70,100	1,659,968
Total		27,233,776

The accompanying Notes to Financial Statements are an integral part of this statement.
86	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 3.1%
Amedisys, Inc.(a)	4,600	538,706
AMN Healthcare Services, Inc.(a)	28,162	1,595,659
Chemed Corp.	10,976	3,109,281
Ensign Group, Inc. (The)	36,100	1,400,319
HealthEquity, Inc.(a)	22,803	1,360,199
LHC Group, Inc.(a)	29,000	2,722,520
Molina Healthcare, Inc.(a)	16,000	1,859,520
Patterson Companies, Inc.	76,800	1,509,888
Providence Service Corp. (The)(a)	45,800	2,748,916
RadNet, Inc.(a)	106,000	1,078,020
Tenet Healthcare Corp.(a)	130,400	2,235,056
Tivity Health, Inc.(a)	140,340	3,481,836
Triple-S Management Corp., Class B(a)	160,690	2,794,399
Total		26,434,319
Life Sciences Tools & Services 0.9%
Luminex Corp.	52,400	1,210,964
Medpace Holdings, Inc.(a)	56,800	3,006,424
Syneos Health, Inc.(a)	77,200	3,037,820
Total		7,255,208
Pharmaceuticals 2.5%
Aerie Pharmaceuticals, Inc.(a)	45,700	1,649,770
Amneal Pharmaceuticals, Inc.(a)	60,000	811,800
ANI Pharmaceuticals, Inc.(a)	53,200	2,395,064
Endo International PLC(a)	243,400	1,776,820
GW Pharmaceuticals PLC, ADR(a)	22,588	2,199,845
Horizon Pharma PLC(a)	179,210	3,501,764
Mallinckrodt PLC(a)	48,400	764,720
Medicines Co. (The)(a)	42,220	808,091
Odonate Therapeutics, Inc.(a)	57,000	802,560
Optinose, Inc.(a)	190,242	1,179,500
Phibro Animal Health Corp., Class A	42,200	1,357,152
Prestige Consumer Healthcare, Inc.(a)	40,800	1,259,904
Reata Pharmaceuticals, Inc., Class A(a)	26,944	1,511,558
Supernus Pharmaceuticals, Inc.(a)	38,235	1,270,167
Total		21,288,715
Total Health Care		121,848,944
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 13.2%
Aerospace & Defense 0.6%
BWX Technologies, Inc.	39,503	1,510,200
Curtiss-Wright Corp.	13,000	1,327,560
National Presto Industries, Inc.	22,300	2,607,316
Total		5,445,076
Air Freight & Logistics 0.2%
Forward Air Corp.	8,900	488,165
XPO Logistics, Inc.(a)	18,000	1,026,720
Total		1,514,885
Airlines 0.3%
Hawaiian Holdings, Inc.	39,000	1,029,990
Skywest, Inc.	35,000	1,556,450
Total		2,586,440
Building Products 1.4%
Advanced Drainage Systems, Inc.	108,900	2,640,825
Armstrong World Industries, Inc.	35,500	2,066,455
Continental Building Product(a)	104,640	2,663,088
Insteel Industries, Inc.	95,500	2,318,740
Masonite International Corp.(a)	22,300	999,709
NCI Building Systems, Inc.(a)	92,100	667,725
Quanex Building Products Corp.	46,600	633,294
Total		11,989,836
Commercial Services & Supplies 1.8%
ACCO Brands Corp.	31,100	210,858
Brady Corp., Class A	31,600	1,373,336
Brink’s Co. (The)	17,107	1,105,968
Deluxe Corp.	28,300	1,087,852
Ennis, Inc.	21,400	411,950
Healthcare Services Group, Inc.	39,966	1,605,834
HNI Corp.	63,100	2,235,633
Quad/Graphics, Inc.	154,500	1,903,440
SP Plus Corp.(a)	57,400	1,695,596
Unifirst Corp.	24,563	3,514,228
Total		15,144,695

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	87

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 0.5%
EMCOR Group, Inc.	19,200	1,146,048
Granite Construction, Inc.	43,000	1,732,040
MasTec, Inc.(a)	45,500	1,845,480
Total		4,723,568
Electrical Equipment 1.0%
Atkore International Group, Inc.(a)	149,400	2,964,096
Generac Holdings, Inc.(a)	71,500	3,553,550
GrafTech International Ltd.	142,000	1,624,480
Total		8,142,126
Machinery 3.8%
Barnes Group, Inc.	28,500	1,528,170
Federal Signal Corp.	135,800	2,702,420
Global Brass & Copper Holdings, Inc.	70,000	1,760,500
Gorman-Rupp Co.	24,800	803,768
Hillenbrand, Inc.	81,800	3,102,674
ITT, Inc.	36,954	1,783,769
Kadant, Inc.	31,700	2,582,282
Kennametal, Inc.	48,500	1,614,080
Meritor, Inc.(a)	47,700	806,607
Milacron Holdings Corp.(a)	170,900	2,032,001
Navistar International Corp.(a)	63,500	1,647,825
Oshkosh Corp.	30,500	1,869,955
Rexnord Corp.(a)	131,400	3,015,630
SPX FLOW, Inc.(a)	52,500	1,597,050
Toro Co. (The)	21,461	1,199,241
Wabash National Corp.	160,000	2,092,800
Watts Water Technologies, Inc., Class A	6,100	393,633
Woodward, Inc.	24,530	1,822,334
Total		32,354,739
Professional Services 1.4%
Exponent, Inc.	40,579	2,057,761
Heidrick & Struggles International, Inc.	79,000	2,464,010
ICF International, Inc.	22,236	1,440,448
Kforce, Inc.	90,800	2,807,536
Korn/Ferry International	75,100	2,969,454
Total		11,739,209
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 1.1%
ArcBest Corp.	80,680	2,764,097
Hertz Global Holdings, Inc.(a)	60,813	830,097
Landstar System, Inc.	13,653	1,306,182
Saia, Inc.(a)	71,457	3,988,730
USA Truck, Inc.(a)	19,200	287,424
Total		9,176,530
Trading Companies & Distributors 1.1%
Applied Industrial Technologies, Inc.	54,085	2,917,345
Kaman Corp.	53,000	2,972,770
SiteOne Landscape Supply, Inc.(a)	30,787	1,701,597
Triton International Ltd.	47,500	1,475,825
Total		9,067,537
Total Industrials		111,884,641
Information Technology 15.3%
Communications Equipment 1.5%
CalAmp Corp.(a)	151,300	1,968,413
Ciena Corp.(a)	62,000	2,102,420
InterDigital, Inc.	46,000	3,055,780
Lumentum Holdings, Inc.(a)	16,000	672,160
Netscout Systems, Inc.(a)	129,700	3,064,811
Viavi Solutions, Inc.(a)	125,000	1,256,250
Total		12,119,834
Electronic Equipment, Instruments & Components 2.4%
AVX Corp.	81,700	1,245,925
ePlus, Inc.(a)	28,312	2,014,965
Fabrinet (a)	66,400	3,406,984
Insight Enterprises, Inc.(a)	31,900	1,299,925
Methode Electronics, Inc.	7,600	177,004
Novanta, Inc.(a)	56,035	3,530,205
PC Connection, Inc.	46,800	1,391,364
SYNNEX Corp.	21,500	1,738,060
Tech Data Corp.(a)	44,100	3,607,821
TTM Technologies, Inc.(a)	100,000	973,000
Vishay Intertechnology, Inc.	56,500	1,017,565
Total		20,402,818

The accompanying Notes to Financial Statements are an integral part of this statement.
88	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 2.4%
Booz Allen Hamilton Holdings Corp.	54,000	2,433,780
CACI International, Inc., Class A(a)	9,000	1,296,270
Cardtronics PLC, Class A(a)	64,200	1,669,200
Cass Information Systems, Inc.	5,060	267,775
CoreLogic, Inc.(a)	24,903	832,258
Endava PLC, ADR(a)	51,667	1,252,408
Endurance International Group Holdings Inc(a)	102,800	683,620
EVERTEC, Inc.	116,200	3,334,940
Hackett Group	74,133	1,186,870
MAXIMUS, Inc.	59,400	3,866,346
Pagseguro Digital Ltd., Class A(a)	54,000	1,011,420
Science Applications International Corp.	16,991	1,082,327
TTEC Holdings, Inc.	46,700	1,334,219
Total		20,251,433
Semiconductors & Semiconductor Equipment 3.0%
Advanced Energy Industries, Inc.(a)	34,770	1,492,676
Amkor Technology, Inc.(a)	420,970	2,761,563
Cirrus Logic, Inc.(a)	96,000	3,185,280
Cree, Inc.(a)	24,500	1,047,988
Cypress Semiconductor Corp.	137,000	1,742,640
Diodes, Inc.(a)	96,725	3,120,348
Entegris, Inc.	44,160	1,231,843
Inphi Corp.(a)	45,298	1,456,331
Kulicke & Soffa Industries, Inc.	60,000	1,216,200
Marvell Technology Group Ltd.	130,000	2,104,700
MKS Instruments, Inc.	17,920	1,157,811
Photronics, Inc.(a)	59,600	576,928
Semtech Corp.(a)	32,210	1,477,473
Synaptics, Inc.(a)	81,500	3,032,615
Total		25,604,396
Software 5.7%
Alteryx, Inc., Class A(a)	47,222	2,808,292
Anaplan, Inc.(a)	48,469	1,286,367
Avaya Holdings Corp.(a)	81,000	1,179,360
Blackline, Inc.(a)	48,211	1,974,241
CommVault Systems, Inc.(a)	56,900	3,362,221
CyberArk Software Ltd.(a)	45,412	3,366,846
Common Stocks (continued)
Issuer	Shares	Value ($)
HubSpot, Inc.(a)	2,900	364,617
j2 Global, Inc.	76,086	5,278,847
Manhattan Associates, Inc.(a)	46,446	1,967,917
MicroStrategy, Inc., Class A(a)	24,400	3,117,100
Mimecast Ltd.(a)	67,852	2,281,863
MINDBODY, Inc., Class A(a)	67,213	2,446,553
Paylocity Holding Corp.(a)	45,600	2,745,576
Progress Software Corp.	93,200	3,307,668
Q2 Holdings, Inc.(a)	26,458	1,310,994
Qualys, Inc.(a)	56,238	4,203,228
SPS Commerce, Inc.(a)	9,500	782,610
Tenable Holdings, Inc.(a)	81,800	1,815,142
TiVo Corp.	74,500	701,045
Zscaler, Inc.(a)	51,306	2,011,708
Zuora, Inc., Class A(a)	104,253	1,891,149
Total		48,203,344
Technology Hardware, Storage & Peripherals 0.3%
Immersion Corp.(a)	301,500	2,701,440
Total Information Technology		129,283,265
Materials 3.3%
Chemicals 1.2%
Huntsman Corp.	60,000	1,157,400
Orion Engineered Carbons SA	155,681	3,935,616
PolyOne Corp.	45,311	1,295,895
Quaker Chemical Corp.	8,219	1,460,598
Trinseo SA	52,800	2,417,184
Total		10,266,693
Metals & Mining 1.3%
Allegheny Technologies, Inc.(a)	72,000	1,567,440
Materion Corp.	59,555	2,679,379
Schnitzer Steel Industries, Inc., Class A	119,200	2,568,760
Steel Dynamics, Inc.	44,000	1,321,760
Warrior Met Coal, Inc.	129,000	3,110,190
Total		11,247,529

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	89

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 0.8%
Boise Cascade Co.	24,900	593,865
Louisiana-Pacific Corp.	159,200	3,537,424
Verso Corp., Class A(a)	116,800	2,616,320
Total		6,747,609
Total Materials		28,261,831
Real Estate 7.8%
Equity Real Estate Investment Trusts (REITS) 6.6%
Alexandria Real Estate Equities, Inc.	23,000	2,650,520
American Assets Trust, Inc.	38,000	1,526,460
Americold Realty Trust	90,500	2,311,370
Chatham Lodging Trust	29,500	521,560
Chesapeake Lodging Trust	68,000	1,655,800
CoreCivic, Inc.	179,200	3,195,136
CorEnergy Infrastructure Trust, Inc.	83,594	2,765,290
Coresite Realty Corp.	24,008	2,094,218
DiamondRock Hospitality Co.	232,500	2,111,100
Duke Realty Corp.	53,000	1,372,700
EastGroup Properties, Inc.	25,000	2,293,250
First Industrial Realty Trust, Inc.	88,000	2,539,680
GEO Group, Inc. (The)	154,400	3,041,680
Highwoods Properties, Inc.	29,000	1,122,010
Hospitality Properties Trust	68,000	1,623,840
Hudson Pacific Properties, Inc.	54,000	1,569,240
Investors Real Estate Trust	26,250	1,288,087
Mack-Cali Realty Corp.	86,000	1,684,740
Mid-America Apartment Communities, Inc.	13,900	1,330,230
National Health Investors, Inc.	17,100	1,291,734
Piedmont Office Realty Trust, Inc.	62,700	1,068,408
PS Business Parks, Inc.	41,925	5,492,175
Ryman Hospitality Properties, Inc.	9,065	604,545
Sun Communities, Inc.	24,000	2,441,040
Tanger Factory Outlet Centers, Inc.	41,000	829,020
UMH Properties, Inc.	173,196	2,050,641
Washington Prime Group, Inc.	497,200	2,416,392
Xenia Hotels & Resorts, Inc.	168,600	2,899,920
Total		55,790,786
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Management & Development 1.2%
Altisource Portfolio Solutions SA(a)	10,600	238,394
Colliers International Group, Inc.	27,780	1,529,011
FirstService Corp.	24,000	1,643,520
HFF, Inc., Class A	83,100	2,755,596
Marcus & Millichap, Inc.(a)	33,800	1,160,354
RE/MAX Holdings, Inc., Class A	41,200	1,266,900
RMR Group, Inc. (The), Class A	26,700	1,417,236
Total		10,011,011
Total Real Estate		65,801,797
Utilities 3.4%
Electric Utilities 1.7%
Alliant Energy Corp.	41,000	1,732,250
El Paso Electric Co.	48,000	2,406,240
IDACORP, Inc.	36,400	3,387,384
Otter Tail Corp.	6,500	322,660
Pinnacle West Capital Corp.	31,000	2,641,200
Portland General Electric Co.	81,500	3,736,775
Total		14,226,509
Gas Utilities 1.0%
Chesapeake Utilities Corp.	33,030	2,685,339
New Jersey Resources Corp.	50,000	2,283,500
South Jersey Industries, Inc.	56,000	1,556,800
Southwest Gas Holdings, Inc.	23,000	1,759,500
Total		8,285,139
Independent Power and Renewable Electricity Producers 0.4%
Ormat Technologies, Inc.	61,500	3,216,450
Multi-Utilities 0.2%
CMS Energy Corp.	40,000	1,986,000
Water Utilities 0.1%
SJW Corp.	13,075	727,231
Total Utilities		28,441,329
Total Common Stocks (Cost $896,213,912)		817,866,497

The accompanying Notes to Financial Statements are an integral part of this statement.
90	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2018
Limited Partnerships 0.3%
Issuer	Shares	Value ($)
Consumer Discretionary 0.3%
Hotels, Restaurants & Leisure 0.3%
Cedar Fair LP	63,644	3,010,362
Total Consumer Discretionary		3,010,362
Total Limited Partnerships (Cost $3,581,767)		3,010,362

Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	20,062,546	20,060,539
Total Money Market Funds (Cost $20,060,539)		20,060,539
Total Investments in Securities (Cost: $919,856,218)		840,937,398
Other Assets & Liabilities, Net		4,225,664
Net Assets		845,163,062
At December 31, 2018, securities and/or cash totaling $113,600 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 E-mini	86	03/2019	USD	5,800,700	62,012	—
Russell 2000 E-mini	32	03/2019	USD	2,158,400	—	(107,680)
Total					62,012	(107,680)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	13,034,893	227,921,952	(220,894,299)	20,062,546	(635)	(392)	357,791	20,060,539
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	91

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2018
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	22,954,229	—	—	—	22,954,229
Consumer Discretionary	101,570,158	—	—	—	101,570,158
Consumer Staples	32,497,312	—	—	—	32,497,312
Energy	30,424,832	—	—	—	30,424,832
Financials	144,898,159	—	—	—	144,898,159
Health Care	121,848,944	—	—	—	121,848,944
Industrials	111,884,641	—	—	—	111,884,641
Information Technology	129,283,265	—	—	—	129,283,265
The accompanying Notes to Financial Statements are an integral part of this statement.
92	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – U.S. Equities Fund, December 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Materials	28,261,831	—	—	—	28,261,831
Real Estate	65,801,797	—	—	—	65,801,797
Utilities	28,441,329	—	—	—	28,441,329
Total Common Stocks	817,866,497	—	—	—	817,866,497
Limited Partnerships
Consumer Discretionary	3,010,362	—	—	—	3,010,362
Money Market Funds	—	—	—	20,060,539	20,060,539
Total Investments in Securities	820,876,859	—	—	20,060,539	840,937,398
Investments in Derivatives
Asset
Futures Contracts	62,012	—	—	—	62,012
Liability
Futures Contracts	(107,680)	—	—	—	(107,680)
Total	820,831,191	—	—	20,060,539	840,891,730
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	93

Portfolio of Investments
CTIVP® – American Century Diversified Bond Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 9.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ares XXXIIR CLO Ltd.(a),(b)
Series 2014-32RA Class A2A
3-month USD LIBOR + 1.550% 05/15/2030	4.166%	5,000,000	4,835,080
Bean Creek CLO Ltd.(a),(b)
Series 2015-1A Class BR
3-month USD LIBOR + 1.450% Floor 1.450% 04/20/2031	3.809%	6,400,000	6,128,282
BRE Grand Islander Timeshare Issuer LLC(a)
Series 2017-1A Class A
05/25/2029	2.940%	4,794,365	4,732,404
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2014-1A Class A1R2
3-month USD LIBOR + 0.970% Floor 0.970% 04/17/2031	3.419%	2,750,000	2,682,306
Series 2014-2RA Class A3
3-month USD LIBOR + 1.500% 05/15/2031	4.116%	3,000,000	2,918,964
CBAM Ltd.(a),(b)
Series 2018-5A Class A
3-month USD LIBOR + 1.020% Floor 1.020% 04/17/2031	3.469%	3,250,000	3,211,221
Series 2018-5A Class B1
3-month USD LIBOR + 1.400% Floor 1.400% 04/17/2031	3.849%	6,205,000	5,890,605
CIFC Funding Ltd.(a),(b)
Series 2013-3RA Class A2
3-month USD LIBOR + 1.400% Floor 1.400% 04/24/2031	3.887%	5,125,000	4,923,321
Dryden 41 Senior Loan Fund(a),(b)
Series 2015-41A Class AR
3-month USD LIBOR + 0.970% Floor 0.970% 04/15/2031	3.406%	3,700,000	3,608,658
Dryden Senior Loan Fund(a),(b)
Series 2018-64A Class B
3-month USD LIBOR + 1.400% Floor 1.400% 04/18/2031	3.845%	7,275,000	7,037,624
Goldentree Loan Management US CLO Ltd.(a),(b)
Series 2018-3A Class B1
3-month USD LIBOR + 1.550% 04/20/2030	4.019%	4,000,000	3,898,304
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goldentree Loan Opportunities X Ltd.(a),(b)
Series 2015-10A Class AR
3-month USD LIBOR + 1.120% 07/20/2031	3.589%	2,750,000	2,724,595
Goodgreen (a),(c)
Series 2018-1A Class A
10/15/2053	3.930%	8,167,216	8,308,825
Hilton Grand Vacations Trust(a)
Series 2013-A Class A
01/25/2026	2.280%	1,521,643	1,514,447
Series 2014-AA Class A
11/25/2026	1.770%	2,811,610	2,770,128
Series 2014-AA Class B
11/25/2026	2.070%	1,439,377	1,417,751
Series 2017-AA Class A
12/26/2028	2.660%	4,184,704	4,141,192
Invitation Homes Trust(a),(b)
Series 2018-SFR1 Class B
1-month USD LIBOR + 0.950% 03/17/2037	3.406%	9,425,000	9,398,338
KKR CLO Ltd.(a),(b)
Series 2022A Class A
3-month USD LIBOR + 1.150% Floor 1.150% 07/20/2031	3.523%	3,500,000	3,425,523
Series 2022A Class B
3-month USD LIBOR + 1.600% Floor 1.600% 07/20/2031	3.973%	4,500,000	4,292,010
LCM XIV LP(a),(b)
Series 2014A Class BR
3-month USD LIBOR + 1.580% 07/20/2031	4.049%	4,500,000	4,376,551
LoanCore Issuer Ltd.(a),(b)
Series 2018-CRE1 Class A
1-month USD LIBOR + 1.130% Floor 1.130% 05/15/2028	3.585%	12,775,000	12,610,982
Madison Park Funding XIII Ltd.(a),(b)
Series 2014-13A Class AR2
3-month USD LIBOR + 0.950% 04/19/2030	3.400%	2,500,000	2,459,407
Series 2014-13A Class BR2
3-month USD LIBOR + 1.500% 04/19/2030	3.855%	4,500,000	4,428,207
The accompanying Notes to Financial Statements are an integral part of this statement.
94	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Magnetite VIII Ltd.(a),(b)
Series 2014-8A Class AR2
3-month USD LIBOR + 0.980% Floor 0.980% 04/15/2031	3.416%	3,725,000	3,669,214
Series 2014-8A Class BR2
3-month USD LIBOR + 1.500% Floor 1.500% 04/15/2031	3.936%	4,000,000	3,917,904
Mosaic Solar Loan Trust(a)
Series 2018-2GS Class A
02/20/2044	4.200%	4,285,895	4,279,891
MVW Owner Trust(a)
Series 2015-1A Class A
12/20/2032	2.520%	2,513,738	2,476,590
Sierra Receivables Funding Co., LLC(a)
Series 2017-1A Class A
03/20/2034	2.910%	3,827,969	3,792,008
Sierra Timeshare Receivables Funding LLC(a)
Series 2015-1A Class A
03/22/2032	2.400%	3,133,100	3,094,587
Series 2015-2A Class A
06/20/2032	2.430%	2,647,364	2,614,402
Series 2016-2A Class A
07/20/2033	2.330%	3,608,680	3,539,488
Series 2018-2A Class B
06/20/2035	3.650%	7,826,102	7,869,330
Subordinated Series 2018-3A Class B
09/20/2035	3.870%	7,134,544	7,251,144
Sounds Point CLO Ltd.(a),(b)
Series 2013-3RA Class A
3-month USD LIBOR + 1.150% Floor 1.150% 04/18/2031	3.595%	2,500,000	2,467,192
Sounds Point IV-R CLO Ltd.(a),(b)
Series 2013-3RA Class B
3-month USD LIBOR + 1.750% Floor 1.750% 04/18/2031	4.195%	3,190,000	3,137,454
Symphony CLO XIX Ltd.(a),(b)
Series 2018-19A Class A
3-month USD LIBOR + 0.960% Floor 0.960% 04/16/2031	3.396%	5,750,000	5,605,336
Treman Park CLO Ltd.(a),(b)
Series 2015-1A Class ARR
3-month USD LIBOR + 1.070% Floor 1.070% 10/20/2028	3.535%	2,000,000	1,979,304
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Airways Pass-Through Trust
Series 2013-1 Class A
11/15/2025	3.950%	1,214,008	1,201,326
Voya CLO Ltd.(a),(b)
Series 2013-2A Class A2AR
3-month USD LIBOR + 1.400% Floor 1.400% 04/25/2031	3.890%	5,550,000	5,331,852
Series 2013-3A Class A2RR
3-month USD LIBOR + 1.700% Floor 1.700% 10/18/2031	4.038%	2,500,000	2,440,148
VSE Mortgage LLC(a)
Subordinated, Series 2017-A Class B
03/20/2035	2.630%	8,651,182	8,495,113
VSE VOI Mortgage LLC(a)
Series 2016-A Class A
07/20/2033	2.540%	6,019,677	5,921,206
Total Asset-Backed Securities — Non-Agency (Cost $194,050,315)			190,818,214

Commercial Mortgage-Backed Securities - Non-Agency 9.6%

Banc of America Merrill Lynch Commercial Mortgage Securities Trust(a)
Subordinated, Series 2015-200P Class B
04/14/2033	3.490%	10,000,000	9,868,678
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	6,000,000	5,891,197
Commercial Mortgage Pass-Through Certificates(c)
Series 2016-CR28 Class B
02/10/2049	4.647%	11,055,000	11,417,318
Commercial Mortgage Trust
Series 2014-LC17 Class B
10/10/2047	4.490%	9,400,000	9,541,942
Series 2015-CR22 Class B
03/10/2048	3.926%	10,000,000	9,882,992
Subordinated, Series 2015-LC21 Class AM
07/10/2048	4.043%	10,000,000	9,991,129
Core Industrial Trust(a)
Series 2015-TEXW Class B
02/10/2034	3.329%	6,400,000	6,379,488
Series 2015-WEST Class A
02/10/2037	3.292%	4,907,126	4,850,811
Invitation Homes Trust(a),(b)
Series 2017-SFR2 Class B
1-month USD LIBOR + 1.150% Floor 1.150% 12/17/2036	3.606%	12,175,000	12,109,273

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	95

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2018
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-SFR2 Class C
1-month USD LIBOR + 1.280% Floor 1.350% 06/17/2037	3.735%	11,325,000	11,313,558
Series 2018-SFR3 Class B
1-month USD LIBOR + 1.150% Floor 1.200% 07/17/2037	3.150%	14,475,000	14,463,941
Subordinated Series 2018-SFR4 Class B
1-month USD LIBOR + 1.250% Floor 1.100% 01/17/2038	3.705%	18,825,000	18,806,250
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2016-JP2 Class B
08/15/2049	3.460%	9,200,000	8,743,239
Series 2016-JP3 Class AS
08/15/2049	3.144%	9,500,000	8,960,417
JPMorgan Chase Commercial Mortgage Securities Trust(c)
Subordinated, Series 2013-C16 Class C
12/15/2046	5.028%	5,440,000	5,537,134
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2017-C34 Class A3
11/15/2052	3.276%	13,575,000	13,137,128
Morgan Stanley Capital I Trust(a),(c)
Series 2014-CPT Class C
07/13/2029	3.446%	6,550,000	6,479,941
Progress Residential Trust(a)
Series 2017-SFR1 Class A
08/17/2034	2.768%	11,961,574	11,684,656
UBS Commercial Mortgage Trust
Series 2017-C1 Class A3
06/15/2050	3.196%	13,100,000	12,592,320
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $196,778,954)			191,651,412

Corporate Bonds & Notes(d) 38.0%

Aerospace & Defense 0.1%
Lockheed Martin Corp.
03/01/2045	3.800%	1,520,000	1,392,173
Airlines 0.1%
United Airlines, Inc. Pass-Through Trust
09/03/2022	4.625%	2,155,798	2,147,722
Apartment REIT 0.2%
Essex Portfolio LP
08/15/2022	3.625%	1,590,000	1,590,325
05/01/2023	3.250%	2,205,000	2,156,794
Total			3,747,119
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 1.4%
Ford Motor Credit Co. LLC
01/15/2020	8.125%	1,600,000	1,653,189
08/02/2021	5.875%	5,150,000	5,281,011
08/03/2022	2.979%	2,300,000	2,124,190
General Motors Co.
10/01/2027	4.200%	1,320,000	1,194,875
04/01/2038	5.150%	1,370,000	1,184,947
General Motors Financial Co., Inc.
07/06/2021	3.200%	1,970,000	1,923,640
03/01/2026	5.250%	3,730,000	3,661,114
Goodyear Tire & Rubber Co. (The)
11/15/2023	5.125%	4,250,000	4,164,418
Jaguar Land Rover Automotive PLC(a)
03/15/2020	3.500%	2,000,000	1,940,544
Tenneco, Inc.
07/15/2026	5.000%	2,090,000	1,604,351
ZF North America Capital, Inc.(a)
04/29/2020	4.000%	3,637,000	3,619,157
Total			28,351,436
Banking 8.1%
Ally Financial, Inc.
03/30/2025	4.625%	3,000,000	2,917,089
Banco Santander SA
04/11/2022	3.500%	3,600,000	3,527,147
Bank of America Corp.(e)
12/20/2023	3.004%	2,897,000	2,809,215
12/20/2028	3.419%	1,792,000	1,668,857
01/20/2048	4.443%	1,330,000	1,284,668
Bank of America Corp.
01/21/2044	5.000%	2,130,000	2,202,105
Subordinated
08/26/2024	4.200%	10,620,000	10,546,924
01/22/2025	4.000%	1,750,000	1,708,564
Bank of America NA
Subordinated
10/15/2036	6.000%	1,570,000	1,805,126
Banque Fédérative du Crédit Mutuel SA(a)
04/12/2019	2.000%	1,440,000	1,434,629
Barclays Bank PLC
Subordinated
10/14/2020	5.140%	1,030,000	1,040,309
Barclays PLC
01/12/2026	4.375%	1,500,000	1,432,751
01/10/2047	4.950%	1,800,000	1,596,870

The accompanying Notes to Financial Statements are an integral part of this statement.
96	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2018
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BNP Paribas SA(a)
Subordinated
09/28/2025	4.375%	1,600,000	1,553,130
BPCE SA(a)
10/23/2027	3.500%	1,350,000	1,234,162
Subordinated
07/21/2024	5.150%	2,960,000	2,970,674
Capital One Bank U.S.A. NA
Subordinated
02/15/2023	3.375%	2,680,000	2,588,869
Capital One Financial Corp.
Subordinated
07/28/2026	3.750%	3,715,000	3,395,495
Citigroup, Inc.
12/08/2021	2.900%	3,000,000	2,946,180
04/25/2022	2.750%	4,200,000	4,078,288
Subordinated
09/29/2027	4.450%	10,650,000	10,265,748
Citigroup, Inc.(e)
10/27/2028	3.520%	1,990,000	1,856,338
Commerzbank AG(a)
Subordinated
09/19/2023	8.125%	640,000	707,674
Cooperatieve Rabobank UA
Subordinated
11/09/2022	3.950%	1,700,000	1,695,947
Credit Suisse Group Funding Guernsey Ltd.
04/16/2021	3.450%	3,420,000	3,409,022
Discover Bank
07/27/2026	3.450%	3,920,000	3,603,080
Fifth Third Bank
10/01/2021	2.875%	2,230,000	2,203,559
Goldman Sachs Group, Inc. (The)
09/15/2020	2.750%	1,530,000	1,512,694
01/24/2022	5.750%	3,100,000	3,245,812
01/23/2025	3.500%	6,510,000	6,161,520
11/16/2026	3.500%	2,340,000	2,170,165
07/08/2044	4.800%	2,970,000	2,826,775
Goldman Sachs Group, Inc. (The)(e)
04/23/2029	3.814%	1,850,000	1,723,009
HSBC Holdings PLC(e)
03/13/2023	3.262%	1,950,000	1,908,908
HSBC Holdings PLC
03/08/2026	4.300%	2,000,000	1,970,370
Subordinated
11/23/2026	4.375%	4,090,000	3,966,707
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Intesa Sanpaolo SpA(a)
Subordinated
06/26/2024	5.017%	3,080,000	2,786,639
JPMorgan Chase & Co.
03/01/2021	2.550%	1,770,000	1,743,731
05/10/2021	4.625%	2,600,000	2,674,126
09/23/2022	3.250%	3,280,000	3,256,259
01/23/2025	3.125%	2,300,000	2,192,493
Subordinated
09/10/2024	3.875%	5,470,000	5,395,028
JPMorgan Chase & Co.(e)
05/01/2028	3.540%	130,000	123,775
11/15/2048	3.964%	1,700,000	1,507,807
Morgan Stanley
05/19/2022	2.750%	2,400,000	2,332,706
10/23/2024	3.700%	2,710,000	2,667,694
07/23/2025	4.000%	5,630,000	5,556,219
Subordinated
11/24/2025	5.000%	3,870,000	3,936,038
Morgan Stanley(e)
01/24/2029	3.772%	1,090,000	1,042,744
PNC Bank NA
Subordinated
07/25/2023	3.800%	1,750,000	1,754,860
PNC Financial Services Group, Inc. (The)
08/11/2020	4.375%	1,830,000	1,863,538
Regions Financial Corp.
08/14/2022	2.750%	1,860,000	1,796,009
U.S. Bancorp
Subordinated
09/11/2024	3.600%	630,000	627,131
U.S. Bank NA
01/27/2025	2.800%	2,390,000	2,292,239
UBS Group Funding Switzerland AG(a)
05/23/2023	3.491%	4,300,000	4,210,895
09/24/2025	4.125%	1,720,000	1,710,239
UniCredit SpA(a),(e)
Subordinated
06/19/2032	5.861%	3,130,000	2,762,710
Wells Fargo & Co.
01/24/2023	3.069%	1,850,000	1,796,701
Subordinated
08/15/2023	4.125%	1,300,000	1,306,263
06/03/2026	4.100%	1,750,000	1,706,782
01/15/2044	5.606%	861,000	933,409
11/04/2044	4.650%	2,295,000	2,168,412
Total			162,112,827

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	97

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2018
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges 0.1%
Jefferies Group LLC/Capital Finance, Inc.
01/23/2030	4.150%	3,000,000	2,571,714
Building Materials 0.2%
Masco Corp.
04/01/2025	4.450%	2,250,000	2,245,806
Owens Corning
12/15/2022	4.200%	2,185,000	2,167,142
Total			4,412,948
Cable and Satellite 1.6%
CCO Holdings LLC/Capital Corp.
09/30/2022	5.250%	3,110,000	3,097,765
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	2,400,000	2,233,999
Charter Communications Operating LLC/Capital
07/23/2025	4.908%	6,070,000	6,025,118
10/23/2045	6.484%	1,000,000	1,015,925
Comcast Corp.
08/15/2035	4.400%	1,260,000	1,239,154
05/15/2038	6.400%	3,172,000	3,737,057
10/15/2048	4.700%	2,400,000	2,428,529
CSC Holdings LLC(a)
04/15/2027	5.500%	4,700,000	4,394,500
Globo Comunicacao e Participacoes SA(a)
06/08/2025	4.843%	3,077,000	2,903,396
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	3,000,000	2,838,063
Time Warner Cable LLC
09/01/2041	5.500%	730,000	647,803
09/15/2042	4.500%	960,000	763,015
Total			31,324,324
Construction Machinery 0.3%
Ashtead Capital, Inc.(a)
08/15/2025	4.125%	2,450,000	2,243,191
United Rentals North America, Inc.
11/15/2024	5.750%	3,780,000	3,647,700
Total			5,890,891
Consumer Cyclical Services 0.2%
IHS Markit Ltd.(a)
03/01/2026	4.000%	4,655,000	4,350,726
Consumer Products 0.3%
Newell Brands, Inc.
11/15/2023	5.000%	2,000,000	2,009,050
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Spectrum Brands, Inc.
07/15/2025	5.750%	4,810,000	4,569,317
Total			6,578,367
Diversified Manufacturing 0.1%
United Technologies Corp.
04/15/2040	5.700%	1,420,000	1,552,742
Electric 2.1%
AEP Transmission Co. LLC
12/01/2047	3.750%	1,200,000	1,095,672
Berkshire Hathaway Energy Co.
07/15/2048	3.800%	2,000,000	1,788,728
CenterPoint Energy, Inc.
11/01/2028	4.250%	1,150,000	1,161,682
Cometa Energia SA de CV(a)
04/24/2035	6.375%	3,331,125	3,084,592
Consolidated Edison Co. of New York, Inc.
03/01/2043	3.950%	2,290,000	2,122,649
Covanta Holding Corp.
03/01/2024	5.875%	3,540,000	3,348,858
Dominion Energy, Inc.
10/01/2025	3.900%	500,000	496,901
08/01/2041	4.900%	2,050,000	2,076,748
Duke Energy Corp.
09/15/2021	3.550%	1,300,000	1,303,515
Duke Energy Florida LLC
09/15/2037	6.350%	1,170,000	1,464,495
11/15/2042	3.850%	1,280,000	1,204,202
Duke Energy Progress LLC
12/01/2044	4.150%	1,565,000	1,526,550
Exelon Corp.
12/01/2020	5.150%	2,020,000	2,063,169
04/15/2046	4.450%	1,960,000	1,866,743
Exelon Generation Co. LLC
06/15/2042	5.600%	760,000	745,192
FirstEnergy Corp.
03/15/2023	4.250%	1,080,000	1,095,945
Florida Power & Light Co.
02/01/2042	4.125%	1,140,000	1,147,027
IPALCO Enterprises, Inc.
07/15/2020	3.450%	3,270,000	3,256,874
MidAmerican Energy Co.
10/15/2044	4.400%	2,790,000	2,872,171
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	4,900,000	4,353,988
Potomac Electric Power Co.
03/15/2024	3.600%	1,550,000	1,565,466

The accompanying Notes to Financial Statements are an integral part of this statement.
98	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2018
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southern Power Co.
09/15/2041	5.150%	500,000	482,966
Xcel Energy, Inc.
12/01/2026	3.350%	1,210,000	1,168,048
Total			41,292,181
Finance Companies 0.5%
AerCap Ireland Capital DAC/Global Aviation Trust
05/15/2019	3.750%	5,340,000	5,339,172
CIT Group, Inc.
08/15/2022	5.000%	2,930,000	2,889,798
International Lease Finance Corp.
08/15/2022	5.875%	1,800,000	1,876,221
Total			10,105,191
Food and Beverage 0.8%
Anheuser-Busch Companies LLC/ InBev Worldwide, Inc.(a)
02/01/2046	4.900%	3,000,000	2,775,849
Aramark Services, Inc.(a)
04/01/2025	5.000%	745,000	732,950
Constellation Brands, Inc.
12/01/2025	4.750%	3,470,000	3,527,168
Kraft Heinz Foods Co.
07/15/2045	5.200%	750,000	677,285
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	4,810,000	4,688,254
Post Holdings, Inc.(a)
08/15/2026	5.000%	4,400,000	4,008,506
Total			16,410,012
Gaming 0.1%
GLP Capital LP/Financing II, Inc.
06/01/2028	5.750%	1,840,000	1,829,308
Health Care 1.9%
Becton Dickinson and Co.
12/15/2024	3.734%	3,630,000	3,509,916
Catholic Health Initiatives
11/01/2022	2.950%	1,425,000	1,382,284
CVS Health Corp.
12/01/2022	2.750%	2,500,000	2,403,137
03/25/2028	4.300%	3,250,000	3,180,629
03/25/2038	4.780%	1,830,000	1,758,828
03/25/2048	5.050%	1,990,000	1,941,514
DaVita, Inc.
07/15/2024	5.125%	5,980,000	5,605,796
Fresenius Medical Care U.S. Finance II, Inc.(a)
10/15/2020	4.125%	1,000,000	997,753
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.
03/15/2024	5.000%	2,280,000	2,262,788
02/01/2025	5.375%	1,100,000	1,078,070
IQVIA, Inc.(a)
10/15/2026	5.000%	3,600,000	3,464,539
Northwell Healthcare, Inc.
11/01/2047	4.260%	1,370,000	1,294,376
Tenet Healthcare Corp.
10/01/2021	4.375%	1,500,000	1,452,309
05/01/2025	5.125%	4,330,000	4,041,323
Thermo Fisher Scientific, Inc.
02/01/2044	5.300%	1,000,000	1,102,762
Universal Health Services, Inc.(a)
08/01/2022	4.750%	2,000,000	1,995,814
Total			37,471,838
Healthcare Insurance 0.4%
Aetna, Inc.
11/15/2022	2.750%	760,000	728,193
Anthem, Inc.
12/01/2027	3.650%	1,600,000	1,527,307
01/15/2043	4.650%	2,180,000	2,119,808
UnitedHealth Group, Inc.
03/15/2022	2.875%	2,000,000	1,983,578
07/15/2025	3.750%	2,500,000	2,526,430
Total			8,885,316
Healthcare REIT 0.1%
Welltower, Inc.
03/15/2023	3.750%	1,440,000	1,434,686
Home Construction 0.6%
D.R. Horton, Inc.
08/15/2023	5.750%	1,100,000	1,156,691
Lennar Corp.
04/01/2021	4.750%	3,705,000	3,664,867
11/29/2027	4.750%	2,000,000	1,815,418
Toll Brothers Finance Corp.
02/15/2028	4.350%	2,280,000	1,967,398
TRI Pointe Group, Inc./Homes
06/15/2019	4.375%	2,540,000	2,518,959
Total			11,123,333
Independent Energy 2.4%
Anadarko Petroleum Corp.
09/15/2036	6.450%	1,610,000	1,711,841
Antero Resources Corp.
12/01/2022	5.125%	5,017,000	4,715,739

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	99

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2018
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Cimarex Energy Co.
06/01/2024	4.375%		4,000,000	3,973,180
Concho Resources, Inc.
01/15/2025	4.375%		5,140,000	5,053,062
Continental Resources, Inc.
06/01/2024	3.800%		3,820,000	3,609,854
01/15/2028	4.375%		1,190,000	1,121,824
Diamondback Energy, Inc.
05/31/2025	5.375%		4,660,000	4,546,487
EnCana Corp.
02/01/2038	6.500%		2,590,000	2,747,182
Hess Corp.
04/01/2027	4.300%		910,000	834,201
01/15/2040	6.000%		2,910,000	2,667,955
Marathon Oil Corp.
06/01/2025	3.850%		3,450,000	3,234,723
Newfield Exploration Co.
01/30/2022	5.750%		4,320,000	4,384,804
Noble Energy, Inc.
12/15/2021	4.150%		2,640,000	2,646,735
Range Resources Corp.
05/15/2025	4.875%		4,970,000	4,084,132
Tullow Oil PLC(a)
03/01/2025	7.000%		1,700,000	1,574,005
WPX Energy, Inc.
09/15/2024	5.250%		2,210,000	2,006,673
Total				48,912,397
Integrated Energy 0.1%
Shell International Finance BV
08/21/2042	3.625%		2,890,000	2,616,490
Life Insurance 1.1%
American International Group, Inc.
02/15/2024	4.125%		5,530,000	5,551,340
07/16/2044	4.500%		1,570,000	1,395,586
CNP Assurances(a),(e)
Subordinated
12/31/2049	4.000%	EUR	5,000,000	5,800,358
MetLife, Inc.
08/13/2042	4.125%		1,020,000	956,557
11/13/2043	4.875%		1,480,000	1,533,626
Principal Financial Group, Inc.
09/15/2022	3.300%		750,000	742,520
Prudential Financial, Inc.
12/14/2036	5.700%		510,000	575,297
12/07/2049	3.935%		844,000	753,985
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Prudential Financial, Inc.(e)
Junior Subordinated
09/15/2042	5.875%	3,800,000	3,819,000
Voya Financial, Inc.
07/15/2043	5.700%	1,440,000	1,571,843
Total			22,700,112
Media and Entertainment 1.3%
21st Century Fox America, Inc.
08/15/2039	6.900%	1,590,000	2,068,860
09/15/2044	4.750%	1,080,000	1,146,179
AMC Networks, Inc.
08/01/2025	4.750%	2,920,000	2,670,939
Discovery Communications LLC
08/15/2019	5.625%	827,000	837,959
03/20/2028	3.950%	2,590,000	2,400,529
Interpublic Group of Companies, Inc. (The)
03/15/2022	4.000%	1,395,000	1,409,689
Netflix, Inc.
03/01/2024	5.750%	2,890,000	2,933,966
Nielsen Finance LLC/Co.(a)
04/15/2022	5.000%	1,406,000	1,349,655
Viacom, Inc.
06/15/2022	3.125%	3,500,000	3,415,916
09/01/2023	4.250%	2,640,000	2,630,984
03/15/2043	4.375%	1,000,000	808,101
Warner Media LLC
07/15/2026	2.950%	5,000,000	4,454,520
12/15/2043	5.350%	1,000,000	959,401
Total			27,086,698
Metals and Mining 0.3%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	1,500,000	1,529,858
05/15/2028	6.125%	1,320,000	1,264,897
Steel Dynamics, Inc.
12/15/2026	5.000%	2,500,000	2,374,372
Total			5,169,127
Midstream 2.7%
AmeriGas Partners LP/Finance Corp.
08/20/2026	5.875%	1,960,000	1,788,706
05/20/2027	5.750%	1,500,000	1,339,819
Andeavor Logistics LP/Tesoro Finance Corp.
12/01/2027	4.250%	1,350,000	1,272,033
Enbridge, Inc.
10/01/2023	4.000%	1,450,000	1,448,032

The accompanying Notes to Financial Statements are an integral part of this statement.
100	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2018
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Energy Transfer Partners LP
02/01/2023	3.600%	2,770,000	2,684,208
03/15/2035	4.900%	1,500,000	1,321,502
02/01/2042	6.500%	1,771,000	1,785,896
EnLink Midstream Partners LP
07/15/2026	4.850%	1,890,000	1,699,446
Enterprise Products Operating LLC
03/15/2044	4.850%	2,160,000	2,089,295
Kinder Morgan Energy Partners LP
04/01/2020	6.500%	1,870,000	1,933,172
09/15/2020	5.300%	1,600,000	1,644,630
09/01/2039	6.500%	2,000,000	2,144,680
Kinder Morgan, Inc.
06/01/2045	5.550%	3,250,000	3,237,864
MPLX LP
06/01/2025	4.875%	1,200,000	1,210,531
04/15/2038	4.500%	1,320,000	1,159,240
03/01/2047	5.200%	1,130,000	1,049,205
Plains All American Pipeline LP/Finance Corp.
06/01/2022	3.650%	3,360,000	3,292,296
Sabine Pass Liquefaction LLC
03/01/2025	5.625%	3,800,000	3,959,353
Sunoco Logistics Partners Operations LP
01/15/2023	3.450%	4,665,000	4,498,819
Sunoco LP/Finance Corp.
02/15/2026	5.500%	3,510,000	3,312,054
Targa Resources Partners LP/Finance Corp.
01/15/2028	5.000%	4,550,000	4,123,842
Williams Companies, Inc. (The)
11/15/2020	4.125%	3,530,000	3,556,479
06/24/2024	4.550%	3,040,000	3,068,856
Total			53,619,958
Natural Gas 0.3%
NiSource Finance Corp.
02/01/2045	5.650%	1,870,000	2,030,063
Sempra Energy
10/01/2022	2.875%	1,830,000	1,769,024
06/15/2027	3.250%	2,160,000	1,982,690
02/01/2048	4.000%	1,150,000	970,629
Total			6,752,406
Office REIT 0.4%
Boston Properties LP
02/01/2026	3.650%	3,020,000	2,927,271
Hudson Pacific Properties LP
11/01/2027	3.950%	2,300,000	2,132,063
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kilroy Realty LP
01/15/2023	3.800%	2,890,000	2,887,905
Total			7,947,239
Oil Field Services 0.1%
Halliburton Co.
11/15/2035	4.850%	2,000,000	1,968,182
Other Industry 0.3%
CK Hutchison International 17 II Ltd.(a)
09/29/2020	2.250%	6,140,000	6,037,032
Other REIT 0.1%
Hospitality Properties Trust
03/15/2024	4.650%	2,130,000	2,125,825
Packaging 0.9%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
02/15/2025	6.000%	5,090,000	4,702,961
Ball Corp.
11/15/2023	4.000%	2,390,000	2,325,145
Berry Global, Inc.
07/15/2023	5.125%	5,454,000	5,400,584
Crown Americas LLC/Capital Corp. IV
01/15/2023	4.500%	3,040,000	2,965,447
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	3,330,000	3,168,412
Total			18,562,549
Paper 0.1%
International Paper Co.
08/15/2047	4.400%	2,150,000	1,821,897
Pharmaceuticals 2.1%
AbbVie, Inc.
11/06/2022	2.900%	2,420,000	2,359,592
05/14/2025	3.600%	4,230,000	4,066,290
11/06/2042	4.400%	2,420,000	2,133,963
05/14/2045	4.700%	1,500,000	1,371,280
Allergan Finance LLC
10/01/2022	3.250%	3,980,000	3,876,775
Allergan Funding SCS
06/15/2024	3.850%	1,010,000	996,118
03/15/2035	4.550%	1,080,000	1,027,678
Amgen, Inc.
06/15/2051	4.663%	3,496,000	3,310,824
Bausch Health Companies, Inc.(a)
03/15/2024	7.000%	2,200,000	2,228,422

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	101

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2018
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Celgene Corp.
08/15/2022	3.250%	2,520,000	2,469,804
08/15/2025	3.875%	2,240,000	2,160,375
11/15/2027	3.450%	790,000	719,195
08/15/2045	5.000%	1,450,000	1,338,747
Gilead Sciences, Inc.
03/01/2026	3.650%	9,580,000	9,402,502
Shire Acquisitions Investments Ireland DAC
09/23/2021	2.400%	2,000,000	1,932,422
Teva Pharmaceutical Finance III BV
10/01/2026	3.150%	3,040,000	2,319,979
Total			41,713,966
Property & Casualty 0.6%
Allstate Corp. (The)(e)
08/15/2053	5.750%	1,460,000	1,414,965
Berkshire Hathaway Finance Corp.
05/15/2022	3.000%	1,440,000	1,435,769
Berkshire Hathaway, Inc.
02/11/2043	4.500%	2,510,000	2,606,796
Chubb INA Holdings, Inc.
03/15/2025	3.150%	1,090,000	1,062,159
Hartford Financial Services Group, Inc. (The)
10/15/2036	5.950%	550,000	620,989
Markel Corp.
07/01/2022	4.900%	2,000,000	2,059,082
WR Berkley Corp.
03/15/2022	4.625%	1,860,000	1,909,472
Total			11,109,232
Railroads 0.5%
Burlington Northern Santa Fe LLC
09/15/2041	4.950%	2,350,000	2,533,241
04/01/2045	4.150%	1,595,000	1,554,034
CSX Corp.
06/01/2027	3.250%	2,850,000	2,693,127
Union Pacific Corp.
09/15/2041	4.750%	2,150,000	2,180,268
11/15/2045	4.050%	1,000,000	916,151
Total			9,876,821
Restaurants 0.4%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2022	4.625%	4,750,000	4,596,195
McDonald’s Corp.
05/26/2025	3.375%	2,880,000	2,810,615
Total			7,406,810
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retail REIT 0.2%
VEREIT Operating Partnership LP
06/01/2021	4.125%	4,500,000	4,537,485
Retailers 0.4%
Home Depot, Inc. (The)
02/15/2024	3.750%	1,360,000	1,390,898
04/01/2041	5.950%	3,010,000	3,683,084
Walmart, Inc.
06/29/2048	4.050%	2,210,000	2,195,692
Total			7,269,674
Technology 2.5%
Apple, Inc.
01/13/2025	2.750%	3,670,000	3,532,926
08/04/2026	2.450%	2,500,000	2,310,488
05/11/2027	3.200%	1,710,000	1,650,738
Broadcom Corp./Cayman Finance Ltd.
01/15/2025	3.125%	870,000	780,724
CommScope Technologies LLC(a)
03/15/2027	5.000%	3,410,000	2,764,525
Dell International LLC/EMC Corp.(a)
06/15/2026	6.020%	3,370,000	3,385,960
Fidelity National Information Services, Inc.
08/15/2026	3.000%	2,710,000	2,490,582
First Data Corp.(a)
01/15/2024	5.000%	3,680,000	3,550,052
Microsoft Corp.
08/08/2036	3.450%	2,200,000	2,088,852
02/06/2047	4.250%	3,250,000	3,410,869
NXP BV/Funding LLC(a)
06/15/2020	4.125%	5,000,000	4,977,060
09/01/2022	3.875%	2,300,000	2,232,610
Oracle Corp.
10/15/2022	2.500%	1,630,000	1,586,055
Seagate HDD Cayman
06/01/2023	4.750%	4,380,000	4,118,956
Sensata Technologies BV(a)
10/01/2025	5.000%	2,030,000	1,912,834
Sensata Technologies UK Financing Co. PLC(a)
02/15/2026	6.250%	3,180,000	3,210,143
Symantec Corp.
09/15/2020	4.200%	1,570,000	1,560,393
Tencent Holdings Ltd.(a)
05/02/2019	3.375%	5,000,000	5,006,610
Total			50,570,377

The accompanying Notes to Financial Statements are an integral part of this statement.
102	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2018
Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.1%
FedEx Corp.
01/15/2047	4.400%	2,110,000	1,888,003
Wireless 0.8%
America Movil SAB de CV
07/16/2022	3.125%	1,745,000	1,710,315
American Tower Corp.
09/01/2020	5.050%	1,950,000	1,997,759
10/15/2026	3.375%	3,650,000	3,400,646
Crown Castle International Corp.
01/15/2023	5.250%	3,310,000	3,439,140
Sprint Communications, Inc.
11/15/2022	6.000%	1,930,000	1,896,179
T-Mobile U.S.A., Inc.
02/01/2028	4.750%	3,730,000	3,432,797
Total			15,876,836
Wirelines 1.1%
AT&T, Inc.
03/01/2021	5.000%	2,600,000	2,688,579
08/15/2021	3.875%	3,080,000	3,107,012
03/01/2037	5.250%	1,800,000	1,764,855
11/15/2046	5.150%	2,465,000	2,295,171
Deutsche Telekom International Finance BV(a)
01/19/2027	3.600%	2,010,000	1,894,692
Telefonica Emisiones SAU
02/16/2021	5.462%	2,410,000	2,497,348
Verizon Communications, Inc.
11/01/2024	3.500%	1,280,000	1,263,148
11/01/2041	4.750%	4,410,000	4,277,894
08/21/2054	5.012%	2,000,000	1,930,348
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	1,290,000	1,148,055
Total			22,867,102
Total Corporate Bonds & Notes (Cost $790,876,922)			761,421,072

Foreign Government Obligations(d),(f) 4.8%

Argentina 0.1%
Argentine Republic Government International Bond
01/26/2027	6.875%	3,000,000	2,295,642
Canada 0.2%
CNOOC Nexen Finance ULC
04/30/2024	4.250%	2,170,000	2,206,430
Foreign Government Obligations(d),(f) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
NOVA Chemicals Corp.(a)
06/01/2024	4.875%		2,430,000	2,198,924
Total				4,405,354
Chile 0.1%
Chile Government International Bond
09/14/2021	3.250%		2,300,000	2,304,938
Colombia 0.4%
Colombia Government International Bond
09/18/2037	7.375%		5,350,000	6,466,732
01/18/2041	6.125%		1,420,000	1,536,709
Total				8,003,441
Dominican Republic 0.1%
Dominican Republic International Bond(a)
01/25/2027	5.950%		2,400,000	2,386,236
Egypt 0.1%
Egypt Government International Bond(a)
01/31/2027	7.500%		1,000,000	957,361
Hungary 0.1%
Hungary Government International Bond
03/29/2041	7.625%		1,900,000	2,670,655
Indonesia 0.3%
Indonesia Government International Bond(a)
01/08/2026	4.750%		4,200,000	4,261,198
01/08/2046	5.950%		700,000	765,708
Total				5,026,906
Italy 0.2%
Republic of Italy
09/27/2023	6.875%		2,900,000	3,182,219
Jordan 0.1%
Jordan Government International Bond(a)
10/10/2047	7.375%		2,500,000	2,221,068
Mexico 2.2%
Mexican Bonos
12/07/2023	8.000%	MXN	597,390,000	29,678,702
Mexico Government International Bond
01/21/2026	4.125%		4,000,000	3,914,976
Pemex Project Funding Master Trust
03/05/2020	6.000%		1,041,000	1,060,514
Petroleos Mexicanos
01/24/2022	4.875%		4,620,000	4,503,530
08/04/2026	6.875%		5,000,000	4,866,830
Total				44,024,552

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	103

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2018
Foreign Government Obligations(d),(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Norway 0.1%
Equinor ASA
01/17/2023	2.450%	2,750,000	2,663,941
Paraguay 0.1%
Paraguay Government International Bond(a)
04/15/2026	5.000%	2,300,000	2,310,378
Peru 0.1%
Peruvian Government International Bond
03/14/2037	6.550%	780,000	983,887
Serbia 0.0%
Serbia International Bond(a)
09/28/2021	7.250%	200,000	215,589
Tunisia 0.1%
Banque Centrale de Tunisie International Bond(a)
01/30/2025	5.750%	3,000,000	2,528,409
Turkey 0.3%
QNB Finansbank AS(a)
04/30/2019	6.250%	6,900,000	6,912,468
Uruguay 0.1%
Uruguay Government International Bond
06/18/2050	5.100%	1,400,000	1,376,025
Virgin Islands 0.1%
Sinopec Group Overseas Development 2015 Ltd.(a)
04/28/2020	2.500%	2,000,000	1,979,706
Total Foreign Government Obligations (Cost $100,382,377)			96,448,775

Municipal Bonds 1.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 0.1%
Los Angeles Community College District
Unlimited General Obligation Bonds
Build America Bonds
Series 2010
08/01/2049	6.750%	800,000	1,156,696
Rutgers, The State University of New Jersey
Revenue Bonds
Build America Bonds
Series 2010
05/01/2040	5.665%	525,000	618,954
Total			1,775,650
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 0.1%
City of Chicago
Unlimited General Obligation Bonds
Taxable
01/01/2029	7.045%	1,000,000	1,076,170
City of Houston
Limited General Obligation Bonds
Taxable
Series 2017
03/01/2047	3.961%	800,000	789,136
Total			1,865,306
Municipal Power 0.0%
Sacramento Municipal Utility District
Revenue Bonds
Build America Bonds
Series 2010
05/15/2036	6.156%	900,000	1,127,997
Other Bond Issue 0.1%
City of San Francisco Public Utilities Commission Water
Revenue Bonds
Build America Bonds
Series 2010
11/01/2040	6.000%	1,050,000	1,289,579
San Diego County Regional Airport Authority
Revenue Bonds
Taxable Senior Consolidated Rental Car Facility
Series 2014
07/01/2043	5.594%	935,000	1,022,095
Total			2,311,674
Ports 0.1%
Port Authority of New York & New Jersey
Revenue Bonds
Consolidated 168th
Series 2011
10/01/2051	4.926%	2,000,000	2,289,200
Sales Tax 0.1%
Santa Clara Valley Transportation Authority
Revenue Bonds
Build America Bonds
Series 2010
04/01/2032	5.876%	2,220,000	2,614,649
Special Non Property Tax 0.1%
Missouri Highway & Transportation Commission
Revenue Bonds
Build America Bonds
Series 2009
05/01/2033	5.445%	1,700,000	1,967,784

The accompanying Notes to Financial Statements are an integral part of this statement.
104	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State Appropriated 0.1%
Kentucky Turnpike Authority
Revenue Bonds
Build America Bonds
Series 2010B
07/01/2030	5.722%	2,050,000	2,360,062
State General Obligation 0.4%
State of California
Unlimited General Obligation Bonds
Build America Bonds
Series 2009
10/01/2039	7.300%	2,050,000	2,814,076
Taxable
Series 2018
04/01/2038	4.600%	2,335,000	2,408,202
State of Illinois
Unlimited General Obligation Bonds
Taxable Pension
Series 2003
06/01/2033	5.100%	2,220,000	2,116,615
Total			7,338,893
Transportation 0.1%
Metropolitan Transportation Authority
Revenue Bonds
Taxable Build America Bonds
Series 2010
11/15/2040	6.687%	1,650,000	2,127,477
Turnpike / Bridge / Toll Road 0.2%
Bay Area Toll Authority
Revenue Bonds
Build America Bonds
Subordinated Series 2010-S1
04/01/2040	6.918%	1,265,000	1,688,838
New Jersey Turnpike Authority
Revenue Bonds
Taxable Build America Bonds
Series 2009
01/01/2040	7.414%	1,275,000	1,796,475
Total			3,485,313
Water & Sewer 0.1%
Ohio Water Development Authority Water Pollution Control
Revenue Bonds
Taxable Loan Fund-Water Quality
Series 2010B-2
12/01/2034	4.879%	1,160,000	1,274,330
Total Municipal Bonds (Cost $27,787,383)			30,538,335

Residential Mortgage-Backed Securities - Agency 20.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
11/01/2022- 06/01/2033	5.000%	803,465	838,068
03/01/2034- 08/01/2038	5.500%	2,187,604	2,359,124
02/01/2038	6.000%	684,326	746,904
02/01/2043	3.000%	13,298,122	13,069,434
Federal Home Loan Mortgage Corp.(b)
1-year CMT + 2.250% Cap 10.843% 07/01/2036	4.355%	1,931,845	2,035,221
12-month USD LIBOR + 1.860% Cap 9.974% 07/01/2036	4.393%	1,829,632	1,918,436
1-year CMT + 2.135% Cap 10.775% 10/01/2036	4.454%	1,483,010	1,556,777
1-year CMT + 2.254% Cap 10.101% 04/01/2037	4.194%	1,419,325	1,497,049
12-month USD LIBOR + 1.729% Cap 10.908% 02/01/2038	4.106%	841,340	881,393
12-month USD LIBOR + 1.820% Cap 10.856% 06/01/2038	3.885%	469,705	492,942
12-month USD LIBOR + 1.889% Cap 8.632% 07/01/2040	4.630%	354,533	370,132
12-month USD LIBOR + 1.799% Cap 9.140% 09/01/2040	4.140%	549,521	559,330
12-month USD LIBOR + 1.794% Cap 8.786% 02/01/2041	3.785%	543,840	559,983
12-month USD LIBOR + 1.880% Cap 7.543% 05/01/2041	4.234%	137,517	143,660
12-month USD LIBOR + 1.890% Cap 8.677% 07/01/2041	3.677%	965,964	993,147
12-month USD LIBOR + 1.833% Cap 9.264% 07/01/2041	4.071%	974,354	992,221
12-month USD LIBOR + 1.650% Cap 7.080% 12/01/2042	2.079%	3,027,714	3,085,147
12-month USD LIBOR + 1.651% Cap 7.321% 02/01/2043	2.321%	3,457,196	3,424,334
12-month USD LIBOR + 1.640% Cap 6.992% 02/01/2043	3.526%	512,204	531,093
12-month USD LIBOR + 1.650% Cap 6.839% 06/01/2043	4.275%	370,091	382,237

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	105

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
09/01/2022- 05/01/2039	6.500%	649,929	731,528
07/01/2031- 01/01/2042	5.000%	19,299,166	20,418,159
04/01/2033- 01/01/2039	5.500%	8,930,951	9,611,283
07/01/2033- 11/01/2040	4.500%	12,224,900	12,805,461
12/01/2033- 09/01/2037	6.000%	4,189,245	4,568,071
10/01/2040- 11/01/2045	4.000%	32,620,781	33,399,133
12/01/2040- 05/01/2045	3.500%	48,456,408	48,754,470
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.565% Cap 11.196% 06/01/2035	4.232%	2,179,855	2,251,848
6-month USD LIBOR + 1.565% Cap 11.190% 06/01/2035	4.241%	1,035,312	1,069,938
6-month USD LIBOR + 1.565% Cap 11.193% 06/01/2035	4.245%	1,048,928	1,083,764
6-month USD LIBOR + 1.565% Cap 11.211% 06/01/2035	4.270%	1,077,569	1,111,418
1-year CMT + 2.195% Cap 9.634% 03/01/2038	4.403%	1,802,827	1,898,768
12-month USD LIBOR + 1.761% Cap 8.999% 03/01/2040	4.685%	588,321	614,644
12-month USD LIBOR + 1.790% Cap 8.964% 08/01/2040	3.599%	622,784	633,269
12-month USD LIBOR + 1.768% Cap 8.892% 10/01/2040	3.915%	1,048,502	1,064,311
12-month USD LIBOR + 1.750% Cap 8.138% 08/01/2041	4.500%	887,594	923,799
12-month USD LIBOR + 1.818% Cap 8.388% 09/01/2041	3.318%	570,880	581,513
12-month USD LIBOR + 1.610% Cap 8.204% 03/01/2047	3.186%	6,392,975	6,412,992
12-month USD LIBOR + 1.610% Cap 8.180% 04/01/2047	3.173%	6,200,809	6,227,655
CMO Series 2005-106 Class UF
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 7.000% 11/25/2035	2.806%	1,140,750	1,140,251
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(g)
01/14/2049	3.000%	56,000,000	54,583,436
01/14/2049	3.500%	37,665,000	37,658,379
01/14/2049	4.500%	29,350,000	30,391,581
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2015-HQ2 Class M3
1-month USD LIBOR + 3.250% 05/25/2025	5.756%	1,972,000	2,141,642
Government National Mortgage Association
07/20/2039- 10/20/2040	5.000%	8,271,651	8,797,864
02/15/2040- 06/15/2041	4.500%	19,216,808	20,140,856
07/15/2040- 11/20/2040	4.000%	9,198,761	9,497,128
04/20/2042- 03/20/2043	3.500%	25,389,250	25,718,974
07/20/2046	2.500%	16,178,331	15,497,312
Government National Mortgage Association(g)
01/21/2044	2.500%	7,500,000	7,183,008
Total Residential Mortgage-Backed Securities - Agency (Cost $407,219,135)			403,349,087

Residential Mortgage-Backed Securities - Non-Agency 9.6%

Bear Stearns Adjustable Rate Mortgage Trust(c)
CMO Series 2005-6 Class 1A1
08/25/2035	4.443%	2,433,421	2,192,996
Bear Stearns Adjustable Rate Mortgage Trust(b)
CMO Series 2006-1 Class A1
1-year CMT + 2.250% Floor 2.250%, Cap 9.895% 02/25/2036	4.950%	2,748,352	2,763,321
Citicorp Mortgage Securities Trust
CMO Series 2007-8 Class 1A3
09/25/2037	6.000%	1,631,406	1,682,894
Citigroup Mortgage Loan Trust, Inc.(c)
CMO Series 2004-UST1 Class A4
08/25/2034	4.257%	480,986	465,205
CMO Series 2005-4 Class A
08/25/2035	4.471%	2,217,531	2,218,744
Citigroup Mortgage Loan Trust, Inc.(b)
CMO Series 2005-6 Class A2
1-year CMT + 2.150% Floor 2.150%, Cap 9.682% 09/25/2035	4.240%	1,669,164	1,686,048
Countrywide Home Loan Mortgage Pass-Through Trust
CMO Series 2004-4 Class A19
05/25/2034	5.250%	516,853	519,466
CMO Series 2004-5 Class 2A4
05/25/2034	5.500%	144,755	144,892

The accompanying Notes to Financial Statements are an integral part of this statement.
106	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates(c)
CMO Series 2005-3 Class 1A1
07/25/2035	5.395%	2,208,234	2,234,184
Credit Suisse First Boston Mortgage-Backed Trust(c)
CMO Series 2004-AR6 Class 2A1
10/25/2034	4.219%	807,863	805,463
Credit Suisse Mortgage Capital Trust(a)
CMO Series 2017-HL1 Class A3
06/25/2047	3.500%	3,281,167	3,243,358
Fannie Mae Connecticut Avenue Securities(b)
CMO Series 14-C02 Class 1M2
1-month USD LIBOR + 2.600% Floor 2.600% 05/25/2024	5.106%	5,525,000	5,788,130
CMO Series 2014-C02 Class 2M2
1-month USD LIBOR + 2.600% Floor 2.600% 05/25/2024	5.106%	3,300,214	3,418,516
CMO Series 2016-C03 Class 2M2
1-month USD LIBOR + 5.900% 10/25/2028	8.406%	5,911,042	6,661,205
CMO Series 2017-C03 Class 1M2
1-month USD LIBOR + 3.000% 10/25/2029	5.506%	4,630,000	4,788,983
CMO Series 2017-C05 Class 1M2
1-month USD LIBOR + 2.200% 01/25/2030	4.706%	5,400,000	5,410,481
CMO Series 2017-C06 Class 2M2
1-month USD LIBOR + 2.800% Floor 2.800% 02/25/2030	5.306%	8,200,000	8,344,815
CMO Series 2017-C07 Class 1M2
1-month USD LIBOR + 2.400% Floor 2.400% 05/25/2030	4.906%	2,150,000	2,165,364
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(b)
CMO Series 2018-DNA1 Class M2
1-month USD LIBOR + 1.800% 07/25/2030	4.306%	3,500,000	3,361,535
First Horizon Mortgage Pass-Through Trust(c)
CMO Series 2005-AR3 Class 4A1
08/25/2035	4.388%	556,496	556,834
CMO Series 2006-AR4 Class 1A2
01/25/2037	4.304%	2,992,938	2,670,329
Flagstar Mortgage Trust(a)
CMO Series 2017-1 Class 1A5
03/25/2047	3.500%	5,595,297	5,523,944
GSR Mortgage Loan Trust(c)
CMO Series 2005-AR6 Class 2A1
09/25/2035	4.300%	1,683,036	1,710,555
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GSR Mortgage Loan Trust
Series 2005-6F Class 1A5
07/25/2035	5.250%	1,345,015	1,388,595
JPMorgan Mortgage Trust(c)
CMO Series 2005-A4 Class 1A1
07/25/2035	4.314%	897,287	899,429
CMO Series 2005-A4 Class 2A1
07/25/2035	4.130%	614,185	610,701
CMO Series 2005-S2 Class 3A1
02/25/2032	7.164%	248,166	252,762
CMO Series 2006-A3 Class 7A1
04/25/2035	4.126%	943,164	946,733
CMO Series 2006-A4 Class 3A1
06/25/2036	4.014%	2,613,853	2,418,936
JPMorgan Mortgage Trust
CMO Series 2006-S1 Class 1A2
04/25/2036	6.500%	4,093,212	4,337,126
MASTR Adjustable Rate Mortgages Trust(c)
CMO Series 2004-13 Class 3A7
11/21/2034	4.438%	987,659	1,010,981
Merrill Lynch Mortgage Investors Trust(c)
CMO Series 2005-A2 Class A2
02/25/2035	3.677%	1,720,751	1,734,279
Mill City Mortgage Loan Trust(a),(c)
CMO Series 2017-2 Class A1
07/25/2059	2.750%	3,304,959	3,239,550
New Residential Mortgage Loan Trust(a),(c)
CMO Series 2017-2A Class A3
03/25/2057	4.000%	5,204,575	5,252,607
New Residential Mortgage Loan Trust(a),(b)
CMO Series 2017-5A Class A1
1-month USD LIBOR + 1.500% Floor 1.500% 06/25/2057	4.006%	7,786,518	7,894,297
Sequoia Mortgage Trust(c)
CMO Series 2012-1 Class 1A1
01/25/2042	2.865%	108,779	106,681
Sequoia Mortgage Trust(a)
CMO Series 2017-CH1 Class A1
10/25/2047	4.000%	4,239,320	4,258,066
Sequoia Mortgage Trust(a),(c)
CMO Series 2018-2 Class A4
02/25/2048	3.500%	7,390,341	7,317,469
CMO Series 2018-CH2 Class A12
06/25/2048	4.000%	2,564,030	2,583,322
Structured Adjustable Rate Mortgage Loan Trust(c)
CMO Series 2004-8 Class 2A1
07/25/2034	4.346%	2,116,952	2,117,594

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	107

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Thornburg Mortgage Securities Trust(c)
CMO Series 2006-4 Class A2B
07/25/2036	4.131%	2,286,936	2,204,857
Towd Point Mortgage Trust(a),(c)
CMO Series 2017-3 Class M1
07/25/2057	3.500%	8,000,000	7,703,831
CMO Series 2018-4 Class A1
06/25/2058	3.000%	4,801,219	4,653,967
WaMu Mortgage Pass-Through Certificates Trust
CMO Series 2003-S11 Class 3A5
11/25/2033	5.950%	231,107	231,161
WaMu Mortgage Pass-Through Certificates Trust(c)
CMO Series 2005-AR7 Class A3
08/25/2035	4.087%	3,042,770	3,063,482
Wells Fargo Mortgage-Backed Securities(c)
CMO Series 2005-AR4 Class 2A1
04/25/2035	4.252%	1,706,691	1,720,006
Wells Fargo Mortgage-Backed Securities Trust
CMO Series 2004-4 Class A9
05/25/2034	5.500%	583,974	586,563
CMO Series 2005-17 Class 1A1
01/25/2036	5.500%	84,490	81,964
CMO Series 2005-17 Class 2A1
01/25/2036	5.500%	1,651,233	1,643,945
CMO Series 2005-18 Class 1A1
01/25/2036	5.500%	1,306,569	1,287,812
CMO Series 2005-9 Class 1A11
10/25/2035	5.500%	595,981	597,148
CMO Series 2006-10 Class A4
08/25/2036	6.000%	448,591	442,260
CMO Series 2006-13 Class A5
10/25/2036	6.000%	2,232,892	2,182,078
CMO Series 2006-7 Class 3A1
06/25/2036	6.000%	919,582	905,911
CMO Series 2006-8 Class A10
07/25/2036	6.000%	1,501,208	1,491,704
CMO Series 2006-8 Class A15
07/25/2036	6.000%	2,194,451	2,180,557
CMO Series 2006-8 Class A9
07/25/2036	6.000%	1,894,579	1,882,584
CMO Series 2007-11 Class A3
08/25/2037	6.000%	493,745	478,786
CMO Series 2007-11 Class A36
08/25/2037	6.000%	1,919,374	1,861,222
CMO Series 2007-13 Class A1
09/25/2037	6.000%	1,977,087	1,951,347
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-14 Class 2A2
10/25/2022	5.500%	256,253	258,991
CMO Series 2007-15 Class A1
11/25/2037	6.000%	825,408	816,200
CMO Series 2007-16 Class 1A1
12/28/2037	6.000%	226,730	224,120
CMO Series 2007-4 Class A15
04/25/2037	6.000%	858,554	851,556
CMO Series 2007-7 Class A1
06/25/2037	6.000%	1,224,989	1,208,555
CMO Series 2008-1 Class 4A1
02/25/2038	5.750%	829,780	860,524
Series 2006-6 Class 1A16
05/25/2036	5.750%	4,459,777	4,300,946
Series 2007-10 Class 2A9
07/25/2037	6.000%	3,733,426	3,574,265
Series 2007-12 Class A7
09/25/2037	5.500%	883,682	881,230
Series 2007-8 Class 2A2
07/25/2037	6.000%	2,201,284	2,157,859
Wells Fargo Mortgage-Backed Securities Trust(c)
CMO Series 2004-A Class A1
02/25/2034	4.582%	308,281	318,089
CMO Series 2004-Z Class 2A2
12/25/2034	4.973%	1,282,295	1,303,724
CMO Series 2005-AR12 Class 2A6
06/25/2035	4.503%	1,838,029	1,876,377
CMO Series 2005-AR16 Class 3A2
03/25/2035	4.422%	1,843,990	1,866,679
CMO Series 2006-AR10 Class 1A1
07/25/2036	4.309%	966,238	941,265
CMO Series 2006-AR10 Class 2A1
07/25/2036	4.337%	926,537	930,998
CMO Series 2006-AR10 Class 4A1
07/25/2036	4.138%	3,243,084	3,232,062
CMO Series 2006-AR10 Class 5A6
07/25/2036	4.434%	1,321,739	1,317,926
CMO Series 2006-AR12 Class 1A1
09/25/2036	4.708%	1,318,773	1,288,462
CMO Series 2006-AR14 Class 2A1
10/25/2036	4.754%	1,664,224	1,635,995
CMO Series 2006-AR16 Class A1
10/25/2036	4.701%	2,746,197	2,698,114
CMO Series 2006-AR19 Class A1
12/25/2036	4.863%	3,471,172	3,239,745

The accompanying Notes to Financial Statements are an integral part of this statement.
108	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-AR2 Class 2A3
03/25/2036	4.608%	940,099	949,096
CMO Series 2006-AR5 Class 2A1
04/25/2036	4.139%	2,098,301	2,070,694
CMO Series 2006-AR7 Class 2A1
05/25/2036	4.334%	1,488,556	1,519,320
CMO Series 2007-AR10 Class 1A1
01/25/2038	4.907%	365,394	347,673
CMO Series 2007-AR7 Class A1
12/28/2037	4.773%	617,419	601,894
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $194,051,071)			193,149,934

U.S. Treasury Obligations 9.2%

U.S. Treasury(h)
05/31/2020	2.500%	20,000,000	19,983,034
U.S. Treasury
01/31/2022	1.875%	27,000,000	26,520,409
11/30/2022	2.000%	22,000,000	21,603,152
11/15/2028	3.125%	30,000,000	31,120,596
05/15/2042	3.000%	13,000,000	13,009,986
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/2044	3.000%	22,000,000	21,957,611
02/15/2045	2.500%	24,000,000	21,739,923
05/15/2045	3.000%	13,000,000	12,969,334
11/15/2045	3.000%	8,000,000	7,980,726
11/15/2048	3.375%	7,000,000	7,486,643
Total U.S. Treasury Obligations (Cost $186,529,105)			184,371,414

Money Market Funds 4.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(i),(j)	80,454,518	80,446,473
Total Money Market Funds (Cost $80,446,473)		80,446,473
Total Investments in Securities (Cost: $2,178,121,735)		2,132,194,716
Other Assets & Liabilities, Net		(126,785,145)
Net Assets		2,005,409,571

At December 31, 2018, securities and/or cash totaling $6,152,109 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
10,231,265 USD	39,524,400 BRL	Goldman Sachs	03/20/2019	—	(91,133)
20,356,995 USD	27,071,852 CAD	Goldman Sachs	03/20/2019	—	(491,642)
9,076,333 USD	77,391,620 NOK	Goldman Sachs	03/20/2019	—	(95,311)
10,142,617 USD	38,289,394 PLN	Goldman Sachs	03/20/2019	107,105	—
10,063,643 USD	90,756,747 SEK	Goldman Sachs	03/20/2019	239,521	—
1,539,083 EUR	1,764,848 USD	JPMorgan	03/20/2019	—	(9,943)
602,982,468 MXN	29,702,838 USD	JPMorgan	03/20/2019	—	(617,109)
1,205,678 USD	24,563,181 MXN	JPMorgan	03/20/2019	29,439	—
10,001,461 CHF	10,170,495 USD	UBS	03/20/2019	—	(78,581)
5,734,219,863 HUF	20,325,464 USD	UBS	03/20/2019	—	(248,172)
Total				376,065	(1,631,891)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	181	03/2019	USD	26,426,000	459,743	—
U.S. Treasury 2-Year Note	545	03/2019	USD	115,710,313	596,614	—
U.S. Treasury 5-Year Note	782	03/2019	USD	89,685,625	922,443	—
U.S. Treasury Ultra 10-Year Note	113	03/2019	USD	14,698,828	172,127	—
U.S. Ultra Treasury Bond	149	03/2019	USD	23,937,781	1,121,724	—
Total					3,272,651	—

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	109

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2018
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 30	Goldman Sachs	06/20/2023	5.000	Quarterly	4.190	USD	22,180,000	(547,731)	—	—	—	(547,731)
Markit CDX North America High Yield Index, Series 31	Goldman Sachs	12/20/2023	5.000	Quarterly	4.519	USD	49,700,000	387,201	—	—	387,201	—
Total								(160,530)	—	—	387,201	(547,731)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $502,203,046, which represents 25.04% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2018.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2018.
(d)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2018.
(f)	Principal and interest may not be guaranteed by the government.
(g)	Represents a security purchased on a when-issued basis.
(h)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(i)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	109,784,057	1,950,052,763	(1,979,382,302)	80,454,518	5,646	(6,351)	1,319,001	80,446,473
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
Currency Legend
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
EUR	Euro
HUF	Hungarian Forint
MXN	Mexican Peso
NOK	Norwegian Krone
PLN	Polish Zloty
The accompanying Notes to Financial Statements are an integral part of this statement.
110	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2018
Currency Legend  (continued)
SEK	Swedish Krona
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	190,818,214	—	—	190,818,214
Commercial Mortgage-Backed Securities - Non-Agency	—	191,651,412	—	—	191,651,412
Corporate Bonds & Notes	—	761,421,072	—	—	761,421,072
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	111

Portfolio of Investments   (continued)
CTIVP® – American Century Diversified Bond Fund, December 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Foreign Government Obligations	—	96,448,775	—	—	96,448,775
Municipal Bonds	—	30,538,335	—	—	30,538,335
Residential Mortgage-Backed Securities - Agency	—	403,349,087	—	—	403,349,087
Residential Mortgage-Backed Securities - Non-Agency	—	193,149,934	—	—	193,149,934
U.S. Treasury Obligations	184,371,414	—	—	—	184,371,414
Money Market Funds	—	—	—	80,446,473	80,446,473
Total Investments in Securities	184,371,414	1,867,376,829	—	80,446,473	2,132,194,716
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	376,065	—	—	376,065
Futures Contracts	3,272,651	—	—	—	3,272,651
Swap Contracts	—	387,201	—	—	387,201
Liability
Forward Foreign Currency Exchange Contracts	—	(1,631,891)	—	—	(1,631,891)
Swap Contracts	—	(547,731)	—	—	(547,731)
Total	187,644,065	1,865,960,473	—	80,446,473	2,134,051,011
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
112	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments
CTIVP® – AQR International Core Equity Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.7%
Issuer	Shares	Value ($)
Australia 5.7%
AGL Energy Ltd.	121,111	1,758,801
Alumina Ltd.	2,091,894	3,388,464
Aristocrat Leisure Ltd.	62,457	961,451
Aurizon Holdings Ltd.	1,574,249	4,749,511
BHP Billiton Ltd.	688,126	16,632,735
BlueScope Steel Ltd.	1,932,264	14,905,712
Brambles Ltd.	717,095	5,130,563
Caltex Australia Ltd.	585,471	10,504,143
CIMIC Group Ltd.	119,021	3,639,655
Coca-Cola Amatil Ltd.	134,716	776,985
CSL Ltd.	73,174	9,557,835
Dexus Property Group	315,714	2,362,998
Flight Centre Travel Group Ltd.	55,327	1,673,178
Goodman Group	233,344	1,747,948
GPT Group (The)	224,713	845,605
Incitec Pivot Ltd.	602,085	1,391,738
Insurance Australia Group Ltd.	1,234,948	6,091,026
LendLease Group	268,581	2,200,273
Mirvac Group	6,290,752	9,935,146
Newcrest Mining Ltd.	1,015,668	15,609,874
REA Group Ltd.	34,560	1,803,073
Rio Tinto Ltd.	68,654	3,799,725
Santos Ltd.	359,655	1,387,055
Scentre Group	745,361	2,049,125
South32 Ltd.	6,589,915	15,676,192
Stockland	403,495	1,000,988
Treasury Wine Estates Ltd.	78,600	819,624
Vicinity Centres	656,722	1,203,364
Wesfarmers Ltd.	322,407	7,324,656
Woodside Petroleum Ltd.	376,271	8,288,275
Woolworths Group Ltd.	39,449	818,331
Total		158,034,049
Common Stocks (continued)
Issuer	Shares	Value ($)
Belgium 0.8%
Ageas	129,598	5,833,935
KBC Group NV	46,342	2,981,594
UCB SA	171,995	14,047,966
Total		22,863,495
Denmark 2.7%
Carlsberg A/S, Class B	34,371	3,656,357
Coloplast A/S, Class B	9,653	897,880
Danske Bank A/S	198,827	3,947,195
H Lundbeck A/S	139,090	6,121,751
Novo Nordisk A/S, Class B	1,183,116	54,337,066
Ørsted A/S	44,031	2,946,458
Pandora A/S	46,928	1,915,832
Total		73,822,539
Finland 1.9%
Fortum OYJ	701,214	15,349,127
Neste OYJ	175,832	13,613,369
Nokia OYJ	1,966,415	11,415,276
Orion Oyj, Class B	35,282	1,227,423
Sampo OYJ, Class A	70,983	3,145,942
UPM-Kymmene OYJ	348,979	8,833,991
Total		53,585,128
France 9.9%
Accor SA	32,540	1,383,744
AtoS	99,746	8,172,748
AXA SA	781,067	16,856,913
BNP Paribas SA	188,635	8,518,897
Bouygues SA	153,273	5,503,853
Capgemini SE	78,084	7,766,627
Carrefour SA	77,453	1,323,433
Cie Generale des Etablissements Michelin CSA	38,815	3,820,443
CNP Assurances	104,771	2,223,923
Credit Agricole SA	190,766	2,053,105
Dassault Systemes	49,812	5,916,661
Edenred	29,443	1,084,355
Eiffage SA	92,808	7,759,419
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	113

Portfolio of Investments   (continued)
CTIVP® – AQR International Core Equity Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Electricite de France SA	342,176	5,415,572
Engie SA	1,136,278	16,325,965
EssilorLuxottica SA	10,197	1,292,550
Eutelsat	39,358	775,398
Gecina SA	7,424	961,037
Hermes International	15,938	8,854,525
Ipsen SA	73,420	9,499,576
Kering SA	10,875	5,094,594
L’Oreal SA	9,582	2,192,595
Pernod Ricard SA	130,762	21,460,731
Peugeot SA	529,516	11,293,416
Renault SA	92,510	5,762,738
Safran SA	28,623	3,432,899
Sanofi	333,352	28,918,254
Schneider Electric SE	164,835	11,180,965
SCOR SE	30,506	1,371,439
Societe BIC SA	8,642	882,821
Societe Generale SA	182,453	5,784,589
Teleperformance SA	34,321	5,490,325
Total SA	644,488	33,993,590
Unibail-Rodamco-Westfield	23,683	3,664,814
Veolia Environnement SA	120,233	2,462,276
VINCI SA	189,445	15,578,442
Total		274,073,232
Germany 9.4%
Adidas AG	76,019	15,887,137
Allianz SE, Registered Shares	233,061	46,834,833
Bayer AG, Registered Shares	259,801	18,068,840
Covestro AG	336,961	16,687,819
Deutsche Boerse AG	32,456	3,880,287
Deutsche Telekom AG, Registered Shares	51,727	879,190
Deutsche Wohnen SE	59,493	2,718,876
E.ON SE	3,676,193	36,288,893
Evonik Industries AG	39,221	979,002
Fresenius Medical Care AG & Co. KGaA	117,574	7,621,290
Fresenius SE & Co. KGaA	70,575	3,411,179
Hochtief AG	7,495	1,012,210
KION Group AG	20,657	1,050,485
Merck KGaA	8,575	882,647
Common Stocks (continued)
Issuer	Shares	Value ($)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	10,736	2,341,508
RWE AG	474,710	10,339,123
SAP SE	536,964	53,293,497
Siemens AG, Registered Shares	145,136	16,197,408
Siemens Healthineers AG(a)	32,817	1,371,313
Vonovia SE	81,628	3,679,701
Wirecard AG	108,074	16,292,396
Total		259,717,634
Hong Kong 3.0%
CK Asset Holdings Ltd.	1,284,000	9,394,488
CLP Holdings Ltd.	1,031,500	11,656,875
Henderson Land Development Co., Ltd.	1,758,000	8,749,676
HKT Trust & HKT Ltd.	4,443,000	6,400,277
Hong Kong & China Gas Co., Ltd.	599,000	1,237,564
Hong Kong Exchanges and Clearing Ltd.	198,500	5,738,350
Kerry Properties Ltd.	911,000	3,109,321
Li & Fung Ltd.	7,356,000	1,160,657
Link REIT (The)	152,500	1,546,003
New World Development Co., Ltd.	811,000	1,071,145
Power Assets Holdings Ltd.	249,000	1,729,903
Sino Land Co., Ltd.	5,565,336	9,534,980
SJM Holdings Ltd.	2,753,000	2,557,846
Sun Hung Kai Properties Ltd.	692,500	9,883,101
Techtronic Industries Co., Ltd.	430,000	2,281,867
Wharf Holdings Ltd. (The)	2,058,000	5,365,418
Yue Yuen Industrial Holdings Ltd.	741,500	2,373,758
Total		83,791,229
Ireland 0.3%
Linde PLC	49,321	7,829,394
Italy 3.2%
Enel SpA	8,099,546	46,955,050
ENI SpA	1,669,987	26,381,125
Fiat Chrysler Automobiles NV(a)	61,621	888,474
Intesa Sanpaolo SpA	2,496,956	5,559,778
Poste Italiane SpA	661,634	5,305,447
UniCredit SpA	218,622	2,476,310
Total		87,566,184

The accompanying Notes to Financial Statements are an integral part of this statement.
114	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – AQR International Core Equity Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Japan 22.5%
ABC-Mart, Inc.	29,700	1,644,755
AGC, Inc.	186,000	5,781,432
Aisin Seiki Co., Ltd.	56,500	1,942,242
Alfresa Holdings Corp.	109,300	2,786,016
Alps Electric Co., Ltd.	341,900	6,629,577
ANA Holdings, Inc.	196,500	7,054,170
Aozora Bank Ltd.	34,200	1,019,327
Asahi Kasei Corp.	159,500	1,637,009
Astellas Pharma, Inc.	2,465,400	31,499,505
Bandai Namco Holdings, Inc.	240,100	10,780,308
Bridgestone Corp.	101,300	3,886,459
Brother Industries Ltd.	171,400	2,536,942
Chubu Electric Power Co., Inc.	63,800	906,561
Daicel Corp.	77,400	794,560
Dai-ichi Life Holdings, Inc.	236,100	3,666,548
Daikin Industries Ltd.	12,700	1,349,444
Dainippon Sumitomo Pharma Co., Ltd.	194,700	6,209,044
Daiwa House Industry Co., Ltd.	96,000	3,062,248
DeNA Co., Ltd.	132,600	2,211,744
East Japan Railway Co.	13,300	1,174,525
Eisai Co., Ltd.	130,500	10,103,288
Fuji Electric Co., Ltd.	170,100	5,009,868
Fujitsu Ltd.	101,700	6,339,587
Hitachi High-Technologies Corp.	57,000	1,784,921
Hitachi Ltd.	860,000	22,798,817
Honda Motor Co., Ltd.	140,000	3,688,310
Hoshizaki Corp.	12,700	770,620
Hoya Corp.	202,200	12,192,668
Idemitsu Kosan Co., Ltd.	27,600	897,736
ITOCHU Corp.	887,300	15,068,826
Japan Airlines Co., Ltd.	777,800	27,566,072
Japan Post Holdings Co., Ltd.	294,600	3,401,460
JFE Holdings, Inc.	540,400	8,607,672
JSR Corp.	154,700	2,322,130
JTEKT Corp.	75,800	838,330
JXTG Holdings, Inc.	1,727,600	8,972,336
Kajima Corp.	90,000	1,208,978
Kakaku.com, Inc.	68,300	1,208,143
Common Stocks (continued)
Issuer	Shares	Value ($)
Kamigumi Co., Ltd.	319,900	6,544,757
Kansai Electric Power Co., Inc. (The)	75,100	1,126,254
Kirin Holdings Co., Ltd.	157,900	3,292,462
Kobe Steel Ltd.	470,300	3,259,745
Konami Holdings Corp.	101,100	4,442,531
Kose Corp.	51,400	8,073,803
Kyocera Corp.	60,300	3,014,100
Kyowa Hakko Kirin Co., Ltd.	58,900	1,112,980
Marubeni Corp.	1,073,900	7,535,032
Mazda Motor Corp.	617,800	6,351,231
McDonald’s Holdings Co. Japan Ltd.	25,300	1,074,694
Medipal Holdings Corp.	37,400	800,143
MinebeaMitsumi, Inc.	84,200	1,214,165
Mitsubishi Chemical Holdings Corp.	185,400	1,400,690
Mitsubishi Corp.	258,400	7,084,439
Mitsubishi Electric Corp.	195,800	2,159,203
Mitsubishi Estate Co., Ltd.	210,500	3,311,904
Mitsubishi Gas Chemical Co., Inc.	175,800	2,633,413
Mitsubishi Motors Corp.	1,421,500	7,741,061
Mitsui & Co., Ltd.	831,800	12,779,204
Mitsui Chemicals, Inc.	323,500	7,303,410
Mitsui Fudosan Co., Ltd.	150,500	3,342,892
Mizuho Financial Group, Inc.	840,400	1,300,298
Nexon Co., Ltd.	509,500	6,577,406
Nikon Corp.	847,200	12,619,148
Nippon Express Co., Ltd.	36,500	2,027,695
Nippon Prologis REIT, Inc.	602	1,270,506
Nippon Steel & Sumitomo Metal Corp.	46,100	792,039
Nippon Telegraph & Telephone Corp.	558,700	22,794,581
Nitto Denko Corp.	105,100	5,271,230
Nomura Research Institute Ltd.	33,500	1,242,269
NSK Ltd.	99,200	851,113
NTT DoCoMo, Inc.	226,800	5,096,021
Olympus Corp.	159,300	4,872,153
Omron Corp.	32,600	1,181,812
ORIX Corp.	770,000	11,251,181
Osaka Gas Co., Ltd.	44,200	806,295
Otsuka Corp.	156,200	4,298,852
Panasonic Corp.	1,106,700	9,941,955

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	115

Portfolio of Investments   (continued)
CTIVP® – AQR International Core Equity Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Pola Orbis Holdings, Inc.	134,700	3,629,917
Rakuten, Inc.	110,300	739,962
Resona Holdings, Inc.	2,898,900	13,904,524
Rohm Co., Ltd.	17,400	1,110,555
Ryohin Keikaku Co., Ltd.	29,200	7,089,255
Santen Pharmaceutical Co., Ltd.	146,500	2,113,740
Sekisui Chemical Co., Ltd.	52,100	774,500
Seven & I Holdings Co., Ltd.	118,000	5,127,703
SG Holdings Co., Ltd.	31,600	821,678
Shimadzu Corp.	38,900	767,102
Shimamura Co., Ltd.	35,800	2,741,406
Shinsei Bank Ltd.	363,300	4,319,005
Shionogi & Co., Ltd.	300,800	17,168,305
Shiseido Co., Ltd.	124,800	7,815,969
SoftBank Group Corp.	260,500	17,062,540
Sompo Holdings, Inc.	46,100	1,566,022
Sony Corp.	336,200	16,208,073
Stanley Electric Co., Ltd.	68,400	1,913,460
Subaru Corp.	483,300	10,324,919
Sumitomo Chemical Co., Ltd.	166,700	807,280
Sumitomo Corp.	615,800	8,737,444
Sumitomo Heavy Industries Ltd.	253,200	7,507,681
Sumitomo Mitsui Financial Group, Inc.	211,800	6,982,001
Sumitomo Mitsui Trust Holdings, Inc.	80,400	2,927,924
Sumitomo Realty & Development Co., Ltd.	59,500	2,178,213
Sundrug Co., Ltd.	55,100	1,640,831
Suzuken Co., Ltd.	15,400	784,209
Sysmex Corp.	43,200	2,051,616
Taiheiyo Cement Corp.	155,100	4,773,232
Taisei Corp.	149,500	6,402,847
Taisho Pharmaceutical Holdings Co., Ltd.	7,700	772,835
Teijin Ltd.	66,300	1,058,142
THK Co., Ltd.	146,500	2,736,898
Tokio Marine Holdings, Inc.	98,200	4,665,357
Tokyo Electric Power Co. Holdings, Inc.(a)	2,637,200	15,665,066
Tokyo Electron Ltd.	7,600	855,565
Tokyo Gas Co., Ltd.	109,000	2,756,845
Tosoh Corp.	333,200	4,321,972
Toyota Motor Corp.	180,700	10,460,107
Common Stocks (continued)
Issuer	Shares	Value ($)
Unicharm Corp.	76,400	2,470,926
USS Co., Ltd.	69,600	1,167,777
ZOZO, Inc.	69,100	1,265,986
Total		625,334,234
Jersey 0.2%
Ferguson PLC	99,386	6,350,589
Luxembourg 0.3%
SES SA FDR	455,777	8,726,358
Netherlands 3.6%
Aegon NV	1,069,128	5,007,415
ING Groep NV	655,105	7,046,700
Koninklijke Ahold Delhaize NV	1,798,173	45,425,796
Koninklijke DSM NV	73,153	5,934,590
Koninklijke KPN NV	1,159,858	3,387,942
Koninklijke Philips NV	342,448	12,006,052
NN Group NV	174,971	6,956,599
Randstad NV	17,970	823,924
Unilever NV-CVA	126,895	6,874,189
Wolters Kluwer NV	91,742	5,395,089
Total		98,858,296
Singapore 0.7%
Ascendas Real Estate Investment Trust	668,600	1,261,776
ComfortDelGro Corp., Ltd.	2,599,200	4,105,554
Genting Singapore Ltd.	3,222,400	2,306,654
Singapore Airlines Ltd.	132,100	912,606
United Overseas Bank Ltd.	335,597	6,070,946
Yangzijiang Shipbuilding Holdings Ltd.	4,728,200	4,344,470
Total		19,002,006
Spain 3.7%
ACS Actividades de Construccion y Servicios SA	108,917	4,215,879
Amadeus IT Group SA, Class A	173,107	12,044,364
Banco Bilbao Vizcaya Argentaria SA	3,217,762	17,092,163
Bankinter SA	458,366	3,677,981
CaixaBank SA	2,267,608	8,211,995
Endesa SA	843,518	19,452,089
Iberdrola SA	2,584,528	20,753,462
International Consolidated Airlines Group SA	1,241,879	9,845,306
Mapfre SA	1,007,636	2,676,194

The accompanying Notes to Financial Statements are an integral part of this statement.
116	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – AQR International Core Equity Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Naturgy Energy Group SA	31,155	794,787
Red Electrica Corp. SA	146,329	3,263,169
Telefonica SA	93,918	790,545
Total		102,817,934
Sweden 3.0%
Alfa Laval AB	215,692	4,636,790
Electrolux AB, Class B	54,539	1,149,613
Essity AB, Class B	261,594	6,430,367
Hexagon AB, Class B	18,757	867,090
Investor AB, Class B	77,651	3,299,728
Lundin Petroleum AB	131,097	3,274,029
Sandvik AB	234,331	3,357,559
Skandinaviska Enskilda Banken AB, Class A	470,478	4,573,467
Swedbank AB, Class A	210,139	4,696,850
Swedish Match AB	494,978	19,486,013
Tele2 AB, Class B	168,451	2,148,389
Telefonaktiebolaget LM Ericsson, Class B	1,386,961	12,277,330
Telia Co. AB	2,075,152	9,871,272
Volvo AB, B Shares	521,132	6,823,734
Total		82,892,231
Switzerland 9.4%
Adecco Group AG, Registered Shares	86,716	4,075,861
Baloise Holding AG, Registered Shares	5,903	814,973
Coca-Cola HBC AG	52,596	1,646,134
Nestlé SA, Registered Shares	706,639	57,352,790
Novartis AG, Registered Shares	739,316	63,318,177
Roche Holding AG, Genusschein Shares	317,057	78,712,210
Sonova Holding AG	134,654	22,143,343
Swiss Life Holding AG, Registered Shares	13,583	5,242,626
Zurich Insurance Group AG	96,441	28,747,986
Total		262,054,100
United Kingdom 16.4%
Anglo American PLC	1,075,185	24,041,859
Antofagasta PLC	1,020,835	10,209,900
Associated British Foods PLC	135,922	3,542,609
AstraZeneca PLC	46,461	3,468,127
Aviva PLC	663,064	3,173,425
BAE Systems PLC	1,129,190	6,604,470
Common Stocks (continued)
Issuer	Shares	Value ($)
Barclays Bank PLC	17,765,654	33,990,490
BHP Group PLC	1,047,294	22,130,385
BP PLC	7,442,952	47,052,015
BT Group PLC	4,164,207	12,661,671
Burberry Group PLC	1,191,569	26,165,680
Carnival PLC	30,860	1,481,953
Centrica PLC	9,574,037	16,514,958
Direct Line Insurance Group PLC	1,514,374	6,155,847
easyJet	61,688	869,235
GlaxoSmithKline PLC	1,389,773	26,486,323
Investec PLC	255,981	1,439,055
Lloyds Banking Group PLC	15,666,145	10,326,824
London Stock Exchange Group PLC	52,786	2,738,567
Meggitt PLC	375,605	2,256,272
National Grid PLC	788,081	7,710,051
Randgold Resources Ltd.(b)	15,872	1,313,044
Reckitt Benckiser Group PLC	72,307	5,537,004
RELX PLC	341,460	7,041,043
Rio Tinto PLC	1,083,816	51,906,564
Rolls-Royce Holdings PLC	373,423	3,934,015
Rolls-Royce Holdings PLC(a),(b),(c)	28,511,536	36,341
Royal Bank of Scotland Group PLC	3,423,117	9,495,921
Royal Dutch Shell PLC, Class A	750,319	22,084,019
Royal Dutch Shell PLC, Class B	789,013	23,589,512
Segro PLC	205,640	1,543,769
Shire PLC	153,563	8,935,462
Smith & Nephew PLC	285,509	5,344,347
Standard Life Aberdeen PLC	4,142,994	13,565,602
Tesco PLC	1,448,713	3,513,363
Unilever PLC	204,661	10,745,276
Vodafone Group PLC	9,034,349	17,565,393
Total		455,170,391
Total Common Stocks (Cost $2,911,864,178)		2,682,489,023

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	117

Portfolio of Investments   (continued)
CTIVP® – AQR International Core Equity Fund, December 31, 2018
Preferred Stocks 0.1%
Issuer	Shares	Value ($)
Germany 0.1%
Henkel AG & Co. KGaA	7,381	806,219
Porsche Automobil Holding SE	25,531	1,501,538
Total		2,307,757
Total Preferred Stocks (Cost $3,176,694)		2,307,757

Money Market Funds 2.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(d),(e)	68,812,009	68,805,127
Total Money Market Funds (Cost $68,805,127)		68,805,127
Total Investments in Securities (Cost $2,983,845,999)		2,753,601,907
Other Assets & Liabilities, Net		20,105,076
Net Assets		$2,773,706,983
At December 31, 2018, securities and/or cash totaling $3,049,200 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index Future	616	03/2019	USD	52,852,800	—	(778,543)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2018, the total value of these securities amounted to $1,349,385, which represents 0.05% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	64,992,171	995,552,028	(991,732,190)	68,812,009	3,422	(1,351)	1,442,533	68,805,127
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
118	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – AQR International Core Equity Fund, December 31, 2018
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	158,034,049	—	—	158,034,049
Belgium	—	22,863,495	—	—	22,863,495
Denmark	—	73,822,539	—	—	73,822,539
Finland	—	53,585,128	—	—	53,585,128
France	—	274,073,232	—	—	274,073,232
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	119

Portfolio of Investments   (continued)
CTIVP® – AQR International Core Equity Fund, December 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Germany	—	259,717,634	—	—	259,717,634
Hong Kong	—	83,791,229	—	—	83,791,229
Ireland	—	7,829,394	—	—	7,829,394
Italy	—	87,566,184	—	—	87,566,184
Japan	—	625,334,234	—	—	625,334,234
Jersey	—	6,350,589	—	—	6,350,589
Luxembourg	—	8,726,358	—	—	8,726,358
Netherlands	—	98,858,296	—	—	98,858,296
Singapore	—	19,002,006	—	—	19,002,006
Spain	—	102,817,934	—	—	102,817,934
Sweden	—	82,892,231	—	—	82,892,231
Switzerland	—	262,054,100	—	—	262,054,100
United Kingdom	—	455,134,050	36,341	—	455,170,391
Total Common Stocks	—	2,682,452,682	36,341	—	2,682,489,023
Preferred Stocks
Germany	—	2,307,757	—	—	2,307,757
Total Preferred Stocks	—	2,307,757	—	—	2,307,757
Money Market Funds	—	—	—	68,805,127	68,805,127
Total Investments in Securities	—	2,684,760,439	36,341	68,805,127	2,753,601,907
Investments in Derivatives
Liability
Futures Contracts	(778,543)	—	—	—	(778,543)
Total	(778,543)	2,684,760,439	36,341	68,805,127	2,752,823,364
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
120	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments
CTIVP® – CenterSquare Real Estate Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.8%
Issuer	Shares	Value ($)
Consumer Discretionary 0.9%
Hotels, Resorts & Cruise Lines 0.9%
Hilton Worldwide Holdings, Inc.	55,540	3,987,772
Total Hotels, Resorts & Cruise Lines		3,987,772
Total Consumer Discretionary		3,987,772
Real Estate 97.9%
Diversified REITs 9.2%
Empire State Realty Trust, Inc., Class A	436,414	6,210,171
Liberty Property Trust	164,893	6,905,719
STORE Capital Corp.	211,540	5,988,697
VEREIT, Inc.	1,778,740	12,717,991
WP Carey, Inc.	115,230	7,529,128
Total Diversified REITs		39,351,706
Health Care REITs 9.7%
HCP, Inc.	545,280	15,229,670
Healthcare Trust of America, Inc., Class A	434,380	10,994,158
Ventas, Inc.	258,540	15,147,859
Total Health Care REITs		41,371,687
Hotel & Resort REITs 4.7%
Chesapeake Lodging Trust	111,120	2,705,772
Host Hotels & Resorts, Inc.	100,700	1,678,669
Park Hotels & Resorts, Inc.	281,570	7,315,189
Pebblebrook Hotel Trust	48,850	1,382,943
Sunstone Hotel Investors, Inc.	517,860	6,737,359
Total Hotel & Resort REITs		19,819,932
Industrial REITs 8.3%
Americold Realty Trust	119,400	3,049,476
Duke Realty Corp.	65,660	1,700,594
ProLogis, Inc.	425,190	24,967,157
STAG Industrial, Inc.	220,050	5,474,844
Total Industrial REITs		35,192,071
Office REITs 13.3%
Alexandria Real Estate Equities, Inc.	79,340	9,143,142
Boston Properties, Inc.	102,130	11,494,731
Brandywine Realty Trust	219,550	2,825,608
Cousins Properties, Inc.	714,850	5,647,315
Highwoods Properties, Inc.	171,722	6,643,924
Common Stocks (continued)
Issuer	Shares	Value ($)
JBG SMITH Properties	51,613	1,796,649
Kilroy Realty Corp.	176,470	11,096,434
Mack-Cali Realty Corp.	314,580	6,162,622
Tier REIT, Inc.	96,395	1,988,629
Total Office REITs		56,799,054
Residential REITs 19.9%
American Homes 4 Rent, Class A	568,260	11,279,961
AvalonBay Communities, Inc.	110,910	19,303,886
Camden Property Trust	131,118	11,544,940
Equity Residential	169,180	11,167,572
Essex Property Trust, Inc.	19,087	4,680,323
Invitation Homes, Inc.	346,390	6,955,511
Sun Communities, Inc.	112,900	11,483,059
UDR, Inc.	212,750	8,429,155
Total Residential REITs		84,844,407
Retail REITs 15.0%
Brixmor Property Group, Inc.	294,320	4,323,561
Federal Realty Investment Trust	47,483	5,604,893
Macerich Co. (The)	150,380	6,508,446
Realty Income Corp.	57,580	3,629,843
Regency Centers Corp.	124,610	7,312,115
Retail Properties of America, Inc., Class A	378,150	4,102,928
Simon Property Group, Inc.	153,380	25,766,306
Taubman Centers, Inc.	69,633	3,167,605
Urban Edge Properties	127,590	2,120,546
Weingarten Realty Investors	64,873	1,609,499
Total Retail REITs		64,145,742
Specialized REITs 17.8%
CubeSmart	436,970	12,536,669
CyrusOne, Inc.	210,820	11,148,162
Equinix, Inc.	62,800	22,140,768
Extra Space Storage, Inc.	84,350	7,631,988
Iron Mountain, Inc.	302,784	9,813,229
Public Storage	32,298	6,537,438
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	121

Portfolio of Investments   (continued)
CTIVP® – CenterSquare Real Estate Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
VICI Properties, Inc.	319,500	6,000,210
Total Specialized REITs		75,808,464
Total Real Estate		417,333,063
Total Common Stocks (Cost: $442,390,480)		421,320,835

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(a),(b)	2,630,396	2,630,133
Total Money Market Funds (Cost: $2,630,133)		2,630,133
Total Investments in Securities (Cost $445,020,613)		423,950,968
Other Assets & Liabilities, Net		2,567,014
Net Assets		$426,517,982
Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	2,687,925	52,943,741	(53,001,270)	2,630,396	349	(211)	58,404	2,630,133
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
122	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – CenterSquare Real Estate Fund, December 31, 2018
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	3,987,772	—	—	—	3,987,772
Real Estate	417,333,063	—	—	—	417,333,063
Total Common Stocks	421,320,835	—	—	—	421,320,835
Money Market Funds	—	—	—	2,630,133	2,630,133
Total Investments in Securities	421,320,835	—	—	2,630,133	423,950,968
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	123

Portfolio of Investments
CTIVP® – DFA International Value Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.4%
Issuer	Shares	Value ($)
Australia 5.4%
AMP Ltd.	446,976	771,601
Aurizon Holdings Ltd.	64,744	195,333
Australia & New Zealand Banking Group Ltd.	738,570	12,761,515
Bank of Queensland Ltd.	93,129	636,543
Bendigo & Adelaide Bank Ltd.	163,791	1,244,474
BlueScope Steel Ltd.	200,501	1,546,688
Boral Ltd.	220,316	766,703
Crown Resorts Ltd.	14,900	124,524
Downer EDI Ltd.	137,713	655,986
Fortescue Metals Group Ltd.	837,484	2,469,564
Harvey Norman Holdings Ltd.	69,846	155,469
Incitec Pivot Ltd.	464,784	1,074,362
LendLease Group	100,070	819,795
National Australia Bank Ltd.	110,333	1,872,277
Newcrest Mining Ltd.	113,276	1,740,947
Oil Search Ltd.	23,359	117,660
Origin Energy Ltd.(a)	310,579	1,416,747
QBE Insurance Group Ltd.	217,327	1,547,501
Qube Holdings Ltd.	81,490	145,867
Santos Ltd.	573,665	2,212,412
South32 Ltd.	1,215,870	2,892,330
Star Entertainment Group Ltd. (The)	215,065	691,006
Suncorp Group Ltd.	182,336	1,622,749
Tabcorp Holdings Ltd	265,544	802,800
Westpac Banking Corp.	44,468	785,745
Whitehaven Coal Ltd.	281,802	858,776
Woodside Petroleum Ltd.	261,479	5,759,705
WorleyParsons Ltd.	14,646	117,635
Total		45,806,714
Austria 0.1%
Raiffeisen Bank International AG	23,932	610,671
voestalpine AG	4,596	137,073
Total		747,744
Common Stocks (continued)
Issuer	Shares	Value ($)
Belgium 1.1%
Ageas	54,001	2,430,889
KBC Group NV	38,425	2,472,223
Solvay SA	30,862	3,086,272
UCB SA	20,051	1,637,697
Total		9,627,081
Denmark 1.8%
AP Moller - Maersk A/S, Class A	745	883,915
AP Moller - Maersk A/S, Class B	631	793,755
Carlsberg A/S, Class B	34,746	3,696,249
Danske Bank A/S	53,889	1,069,827
DSV A/S	21,255	1,403,732
H Lundbeck A/S	16,074	707,463
ISS A/S	69,628	1,949,361
Rockwool International A/S, Class B	1,734	453,448
Tryg AS	8,486	214,025
Vestas Wind Systems A/S	47,355	3,584,710
Total		14,756,485
Finland 1.3%
Fortum OYJ	92,849	2,032,405
Nokia OYJ	203,402	1,180,773
Nordea Bank Abp	478,761	4,030,306
Stora Enso OYJ, Class R	69,658	807,594
UPM-Kymmene OYJ	115,578	2,925,721
Total		10,976,799
France 10.4%
Amundi SA(b)	3,690	195,094
Arkema SA	9,210	790,662
AXA SA	144,979	3,128,923
BNP Paribas SA	157,720	7,122,752
Bollore SA	161,485	647,435
Bouygues SA	77,217	2,772,771
Carrefour SA	154,913	2,646,986
Cie de Saint-Gobain	105,712	3,509,268
Cie Generale des Etablissements Michelin CSA	32,381	3,187,164
CNP Assurances	51,514	1,093,463
The accompanying Notes to Financial Statements are an integral part of this statement.
124	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – DFA International Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Credit Agricole SA	128,369	1,381,562
Electricite de France SA	132,766	2,101,269
Engie SA	201,762	2,898,903
Natixis SA	140,783	664,001
Orange SA	504,325	8,172,976
Peugeot SA	254,862	5,435,648
Renault SA	96,311	5,999,514
Sanofi	33,691	2,922,691
SCOR SE	42,951	1,930,921
Societe Generale SA	109,822	3,481,856
Total SA	522,401	27,554,098
Total		87,637,957
Germany 7.5%
Allianz SE, Registered Shares	4,856	975,839
BASF SE	22,130	1,541,435
Bayer AG, Registered Shares	37,053	2,576,991
Bayerische Motoren Werke AG	148,903	12,076,797
Commerzbank AG	269,653	1,790,521
Continental AG	4,348	605,398
Daimler AG, Registered Shares	296,961	15,654,273
Deutsche Bank AG, Registered Shares	226,269	1,804,537
Deutsche Bank AG, Registered Shares	82,065	668,830
Deutsche Lufthansa AG, Registered Shares	126,604	2,859,168
Deutsche Telekom AG, Registered Shares	257,720	4,380,396
Evonik Industries AG	35,971	897,878
Fraport AG Frankfurt Airport Services Worldwide	8,197	586,643
Hannover Rueckversicherung AG	4,145	558,622
Hapag-Lloyd AG(b)	5,457	140,132
HeidelbergCement AG	50,186	3,076,291
Innogy SE(a)	42,549	1,809,619
Metro AG	25,213	387,955
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	2,727	594,755
RWE AG	163,514	3,561,314
Talanx AG	37,775	1,289,971
Telefonica Deutschland Holding AG	213,589	840,669
Uniper SE	72,513	1,870,509
Volkswagen AG	14,852	2,375,937
Total		62,924,480
Common Stocks (continued)
Issuer	Shares	Value ($)
Hong Kong 3.9%
BOC Aviation Ltd.(b)	58,500	431,658
Cathay Pacific Airways Ltd.	479,000	681,624
CK Asset Holdings Ltd.	146,500	1,071,879
CK Hutchison Holdings Ltd.	702,768	6,745,316
Guoco Group Ltd.	2,000	25,446
Hang Lung Group Ltd.	548,000	1,397,222
Hang Lung Properties Ltd.	720,000	1,368,522
Henderson Land Development Co., Ltd.	124,316	618,729
Hopewell Holdings Ltd.	121,000	532,093
Kerry Properties Ltd.	264,500	902,761
MTR Corp.	172,005	905,232
New World Development Co., Ltd.	1,820,638	2,404,644
NWS Holdings Ltd.	381,296	782,942
PCCW Ltd.	250,000	143,955
Shangri-La Asia Ltd.	338,000	498,977
Sino Land Co., Ltd.	915,442	1,568,409
SJM Holdings Ltd.	496,000	460,840
Sun Hung Kai Properties Ltd.	292,476	4,174,108
Swire Pacific Ltd., Class A	251,000	2,650,057
Swire Pacific Ltd., Class B	480,000	802,299
WH Group Ltd.	1,334,000	1,024,575
Wharf Holdings Ltd. (The)	391,000	1,019,377
Wheelock & Co., Ltd.	340,000	1,946,488
Yue Yuen Industrial Holdings Ltd.	207,500	664,268
Total		32,821,421
Ireland 0.9%
AIB Group PLC	51,649	217,789
Bank of Ireland Group PLC	189,742	1,055,293
CRH PLC	69,274	1,834,847
CRH PLC, ADR	53,470	1,408,934
Linde PLC	13,129	2,084,145
Paddy Power Betfair PLC	6,369	522,850
Total		7,123,858

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	125

Portfolio of Investments   (continued)
CTIVP® – DFA International Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Israel 0.4%
Bank Hapoalim BM	236,830	1,497,922
Bank Leumi Le-Israel BM	165,216	998,577
Mizrahi Tefahot Bank Ltd.	8,096	136,709
Teva Pharmaceutical Industries Ltd.	3,923	61,533
Teva Pharmaceutical Industries Ltd., ADR	16,288	251,161
Total		2,945,902
Italy 1.6%
Assicurazioni Generali SpA	57,333	958,263
ENI SpA	56,670	895,228
Fiat Chrysler Automobiles NV(a)	189,491	2,732,151
Fiat Chrysler Automobiles NV(a)	3,688	53,328
Intesa Sanpaolo SpA	294,492	655,723
Mediobanca Banca di Credito Finanziario SpA	66,953	566,519
Telecom Italia SpA(a)	6,288,644	3,481,450
UniCredit SpA	362,749	4,108,822
Total		13,451,484
Japan 24.8%
AGC, Inc.	89,600	2,785,034
Aisin Seiki Co., Ltd.	20,800	715,020
Alfresa Holdings Corp.	5,400	137,644
Amada Holdings Co., Ltd.	24,400	219,036
Asahi Kasei Corp.	22,000	225,794
Bank of Kyoto Ltd. (The)	14,600	599,985
Brother Industries Ltd.	3,600	53,285
Canon Marketing Japan, Inc.	17,600	313,684
Chiba Bank Ltd. (The)	146,500	816,076
Chugoku Bank Ltd. (The)	41,000	343,699
Citizen Watch Co., Ltd.	129,200	636,284
Coca-Cola Bottlers Japan Holdings, Inc.	32,525	969,931
Concordia Financial Group Ltd.	265,300	1,013,746
Credit Saison Co., Ltd.	19,000	222,612
Dai Nippon Printing Co., Ltd.	70,200	1,465,362
Daicel Corp.	43,500	446,555
Daido Steel Co., Ltd.	5,600	219,745
Dai-ichi Life Holdings, Inc.	147,400	2,289,069
Daiwa Securities Group, Inc.	131,800	668,969
DeNA Co., Ltd.	17,500	291,897
Common Stocks (continued)
Issuer	Shares	Value ($)
Denka Co., Ltd.	21,500	605,137
Denso Corp.	46,800	2,071,728
DIC Corp.	19,400	593,511
Ebara Corp.	28,900	647,429
Fuji Media Holdings, Inc.	11,100	153,041
FUJIFILM Holdings Corp.	21,000	814,055
Fukuoka Financial Group, Inc.	37,800	766,339
Fukuyama Transporting Co., Ltd.	700	26,974
Furukawa Electric Co., Ltd.	17,000	424,274
Fuyo General Lease Co., Ltd.	2,600	132,410
Glory Ltd.	9,800	220,384
Gunma Bank Ltd. (The)	66,100	275,025
H2O Retailing Corp.	53,300	756,236
Hachijuni Bank Ltd. (The)	73,000	298,157
Hankyu Hanshin Holdings, Inc.	77,000	2,560,071
Heiwa Corp.	8,600	175,084
Hiroshima Bank Ltd. (The)	46,700	246,701
Hitachi Capital Corp.	17,700	372,154
Hitachi Chemical Co., Ltd.	30,100	452,816
Hitachi Ltd.	208,200	5,519,435
Hitachi Metals Ltd.	73,300	762,359
Hitachi Transport System Ltd	17,000	483,220
Hokuhoku Financial Group, Inc.	22,100	247,876
Honda Motor Co., Ltd.	648,700	17,090,046
House Foods Group, Inc.	5,400	184,947
Ibiden Co., Ltd.	82,900	1,164,999
Idemitsu Kosan Co., Ltd.	34,000	1,105,907
Iida Group Holdings Co., Ltd.	36,800	637,417
Inpex Corp.	296,800	2,629,891
Isetan Mitsukoshi Holdings Ltd.	56,500	624,251
ITOCHU Corp.	10,200	173,224
Itoham Yonekyu Holdings, Inc.	20,000	120,953
Iyo Bank Ltd. (The)	45,000	236,870
J. Front Retailing Co., Ltd.	61,200	700,475
Japan Post Holdings Co., Ltd.	73,100	844,015
JFE Holdings, Inc.	186,400	2,969,042
JSR Corp.	15,100	226,659
JTEKT Corp.	101,000	1,117,037
JXTG Holdings, Inc.	490,100	2,545,347

The accompanying Notes to Financial Statements are an integral part of this statement.
126	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – DFA International Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Kamigumi Co., Ltd.	31,800	650,589
Kandenko Co., Ltd.	2,300	22,293
Kaneka Corp.	22,400	802,197
Kawasaki Heavy Industries Ltd.	22,900	488,679
Kawasaki Kisen Kaisha Ltd.(a)	15,400	188,862
Kinden Corp.	15,600	252,584
Kobe Steel Ltd.	119,700	829,665
Konica Minolta, Inc.	281,400	2,533,002
K’s Holdings Corp.	46,800	460,654
Kuraray Co., Ltd.	149,800	2,106,868
Kyocera Corp.	31,700	1,584,527
Kyushu Financial Group, Inc.	52,800	199,278
LIXIL Group Corp.	75,100	931,016
Maeda Corp.	26,200	244,657
Maeda Road Construction Co., Ltd.	1,100	22,789
Marubeni Corp.	168,100	1,179,476
Maruichi Steel Tube Ltd.	4,100	128,616
Mazda Motor Corp.	265,500	2,729,446
Mebuki Financial Group, Inc.	71,250	188,428
Medipal Holdings Corp.	17,200	367,980
Mitsubishi Chemical Holdings Corp.	174,400	1,317,586
Mitsubishi Corp.	141,400	3,876,701
Mitsubishi Gas Chemical Co., Inc.	47,300	708,535
Mitsubishi Heavy Industries Ltd.	99,200	3,559,530
Mitsubishi Logistics Corp.	12,000	272,673
Mitsubishi Materials Corp.	63,800	1,681,176
Mitsubishi Tanabe Pharma Corp.	10,500	151,574
Mitsubishi UFJ Financial Group, Inc.	1,261,600	6,191,498
Mitsubishi UFJ Lease & Finance Co., Ltd.	288,900	1,384,705
Mitsui & Co., Ltd.	168,400	2,587,182
Mitsui Chemicals, Inc.	61,800	1,395,211
Mitsui Fudosan Co., Ltd.	10,300	228,783
Mitsui OSK Lines Ltd.	34,200	740,083
Mizuho Financial Group, Inc.	2,467,000	3,817,033
MS&AD Insurance Group Holdings, Inc.	51,900	1,475,273
NEC Corp.	127,300	3,785,123
NGK Insulators Ltd.	24,900	337,496
NH Foods Ltd.	25,000	939,801
NHK Spring Co., Ltd.	96,800	845,713
Common Stocks (continued)
Issuer	Shares	Value ($)
Nippo Corp.	34,000	650,504
Nippon Electric Glass Co., Ltd.	18,100	443,442
Nippon Express Co., Ltd.	23,900	1,327,724
Nippon Paper Industries Co., Ltd.	66,000	1,177,712
Nippon Shokubai Co., Ltd.	10,200	650,231
Nippon Steel & Sumitomo Metal Corp.	207,000	3,556,445
Nippon Yusen KK	73,800	1,128,487
Nipro Corp.	14,800	181,049
Nissan Motor Co., Ltd.	697,900	5,582,726
Nisshinbo Holdings, Inc.	35,400	267,135
NOK Corp.	39,200	546,143
Nomura Holdings, Inc.	483,600	1,832,654
Nomura Real Estate Holdings, Inc.	44,100	808,686
NSK Ltd.	62,500	536,235
NTN Corp.	117,000	336,219
Obayashi Corp.	84,600	766,047
Oji Holdings Corp.	258,700	1,321,811
ORIX Corp.	187,800	2,744,119
Rengo Co., Ltd.	20,300	160,165
Resona Holdings, Inc.	240,650	1,154,274
Ricoh Co., Ltd.	175,100	1,711,064
Rohm Co., Ltd.	6,500	414,863
Sankyo Co., Ltd.	5,000	190,152
Sega Sammy Holdings, Inc.	9,700	135,225
Seino Holdings Corp.	36,000	471,326
Sekisui House Ltd.	75,600	1,110,192
Shimamura Co., Ltd.	3,600	275,672
Shimizu Corp.	43,900	357,123
Shinsei Bank Ltd.	33,400	397,068
Shizuoka Bank Ltd. (The)	80,000	623,603
Sojitz Corp.	303,600	1,051,274
Sompo Holdings, Inc.	32,800	1,114,219
Sumitomo Chemical Co., Ltd.	548,000	2,653,807
Sumitomo Corp.	119,900	1,701,233
Sumitomo Electric Industries Ltd.	461,400	6,110,478
Sumitomo Forestry Co., Ltd.	47,000	615,312
Sumitomo Heavy Industries Ltd.	33,300	987,385
Sumitomo Metal Mining Co., Ltd.	33,400	894,434
Sumitomo Mitsui Financial Group, Inc.	272,000	8,966,498

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	127

Portfolio of Investments   (continued)
CTIVP® – DFA International Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Sumitomo Mitsui Trust Holdings, Inc.	35,200	1,281,877
Sumitomo Rubber Industries Ltd.	92,600	1,090,169
Suzuken Co., Ltd.	3,540	180,266
T&D Holdings, Inc.	49,500	572,593
Taiheiyo Cement Corp.	34,700	1,067,899
Takashimaya Co., Ltd.	44,600	569,466
TDK Corp.	4,000	280,022
Teijin Ltd.	67,900	1,083,678
THK Co., Ltd.	2,800	52,309
Toda Corp.	4,500	28,044
Toho Holdings Co., Ltd.	13,000	317,969
Tokai Rika Co., Ltd.	24,200	399,600
Tokio Marine Holdings, Inc.	3,900	185,284
Tokyo Broadcasting System Holdings, Inc.	6,900	109,064
Tokyo Tatemono Co., Ltd.	36,000	373,198
Tokyu Fudosan Holdings Corp	124,300	612,678
Toppan Printing Co., Ltd.	71,500	1,050,996
Tosoh Corp.	74,800	970,239
Toyo Seikan Group Holdings Ltd.	41,700	954,437
Toyoda Gosei Co., Ltd.	29,600	582,728
Toyota Industries Corp.	20,400	939,417
Toyota Motor Corp.	360,374	20,860,823
Toyota Tsusho Corp.	28,700	843,277
Ube Industries Ltd.	15,500	313,462
Yamada Denki Co., Ltd.	160,200	769,396
Yamaguchi Financial Group, Inc.	49,100	469,338
Yokohama Rubber Co., Ltd. (The)	52,600	983,745
Zeon Corp.	26,100	238,950
Total		208,749,865
Netherlands 3.5%
ABN AMRO Group NV	54,075	1,272,485
Aegon NV	356,785	1,671,054
Akzo Nobel NV	5,064	407,824
ArcelorMittal	172,832	3,577,685
ASR Nederland NV	4,873	192,820
ING Groep NV	437,772	4,708,937
Koninklijke Ahold Delhaize NV	391,616	9,893,080
Koninklijke DSM NV	46,036	3,734,704
Koninklijke Philips NV	51,126	1,792,451
Common Stocks (continued)
Issuer	Shares	Value ($)
NN Group NV	37,990	1,510,429
Randstad NV	15,120	693,251
Total		29,454,720
New Zealand 0.3%
Air New Zealand Ltd.	217,789	453,726
Auckland International Airport Ltd.	166,146	801,895
EBOS Group Ltd.	14,554	196,214
Fletcher Building Ltd.	279,552	915,660
Fonterra Co-operative Group Ltd.	28,970	90,263
Total		2,457,758
Norway 0.8%
Austevoll Seafood ASA	12,521	154,569
DNB ASA	113,569	1,822,972
Equinor ASA	25,844	548,206
Norsk Hydro ASA	281,301	1,274,592
SpareBank 1 SR-Bank ASA	22,923	236,511
Storebrand ASA	119,453	852,156
Subsea 7 SA	76,296	743,470
Yara International ASA	28,074	1,082,235
Total		6,714,711
Portugal 0.1%
Banco Espirito Santo SA, Registered Shares(a),(c),(d)	533,756	1
EDP Renovaveis SA	110,634	991,936
Total		991,937
Singapore 1.3%
CapitaLand Ltd.	587,100	1,338,840
City Developments Ltd.	138,100	823,313
Frasers Property Ltd.	88,900	107,731
Golden Agri-Resources Ltd.	3,484,000	625,517
Hongkong Land Holdings Ltd.	125,700	792,430
Hutchison Port Holdings Trust	2,625,500	643,255
Keppel Corp., Ltd.	525,500	2,281,306
Olam International Ltd.	147,100	178,229
SembCorp Industries Ltd.	403,300	751,392
Singapore Airlines Ltd.	304,900	2,106,386
Singapore Press Holdings Ltd.	107,500	185,248
UOL Group Ltd.	86,489	393,346

The accompanying Notes to Financial Statements are an integral part of this statement.
128	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – DFA International Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Wilmar International Ltd.	311,400	713,121
Total		10,940,114
South Africa 0.0%
Old Mutual Ltd.	143,598	214,147
Spain 2.7%
Banco Bilbao Vizcaya Argentaria SA	271,101	1,440,039
Banco de Sabadell SA	1,239,814	1,418,620
Banco Santander SA	3,000,021	13,623,082
Bankia SA	61,142	178,891
Repsol SA	365,126	5,870,151
Total		22,530,783
Sweden 2.5%
Billerudkorsnas AB	68,291	815,738
Boliden AB	115,053	2,493,085
Dometic Group AB(b)	42,042	262,281
Getinge AB, Series CPO	47,280	427,536
Holmen AB, Class B	26,696	527,929
ICA Gruppen AB	22,068	788,359
Intrum Justitia AB	12,516	290,784
Millicom International Cellular SA, SDR	12,641	799,869
Pandox AB	8,462	140,177
Skandinaviska Enskilda Banken AB, Class A	316,379	3,075,487
SKF AB, Class B	37,638	572,046
SSAB AB, Class A	55,958	192,990
SSAB AB, Class B	93,035	262,557
Svenska Cellulosa AB SCA, Class A	12,348	99,147
Svenska Cellulosa AB, Class B	115,131	894,646
Svenska Handelsbanken AB, Class A	178,999	1,991,485
Svenska Handelsbanken AB, Class B	6,408	73,279
Swedbank AB, Class A	12,875	287,771
Telefonaktiebolaget LM Ericsson	1,215	10,618
Telefonaktiebolaget LM Ericsson, Class B	218,769	1,936,536
Telia Co. AB	858,802	4,085,227
Trelleborg AB, Class B	56,393	888,507
Total		20,916,054
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 8.3%
Adecco Group AG, Registered Shares	77,206	3,628,868
Baloise Holding AG, Registered Shares	15,941	2,200,826
Banque Cantonale Vaudoise, Registered Shares	251	189,488
Cie Financiere Richemont SA, Class A, Registered Shares	21,407	1,380,487
Clariant AG, Registered Shares	130,761	2,411,460
Credit Suisse Group AG, Registered Shares	227,040	2,481,931
Dufry AG, Registered Shares	13,277	1,264,268
Flughafen Zurich AG, Registered Shares	5,380	890,302
Helvetia Holding AG	720	421,065
Julius Baer Group Ltd.	36,020	1,283,627
LafargeHolcim Ltd., Registered Shares	119,305	4,923,548
Lonza Group AG, Registered Shares	507	131,797
Novartis AG, Registered Shares	224,389	19,217,631
Swatch Group AG (The)	14,518	4,237,192
Swatch Group AG (The), Registered Shares	20,398	1,179,858
Swiss Life Holding AG, Registered Shares	6,130	2,365,994
Swiss Prime Site AG	7,480	605,889
Swiss Re AG	36,335	3,342,833
Swisscom AG	4,149	1,983,126
UBS AG	438,725	5,472,324
UBS Group AG, Registered Shares	62,395	772,450
Vifor Pharma AG	3,847	418,613
Zurich Insurance Group AG	29,876	8,905,702
Total		69,709,279
United Kingdom 18.7%
3i Group PLC	34,341	338,850
Anglo American PLC	577,220	12,907,027
Antofagasta PLC	87,027	870,402
Aviva PLC	1,185,261	5,672,660
Barclays Bank PLC	1,692,481	3,238,173
Barclays Bank PLC, ADR	75,959	572,731
Barratt Developments PLC	403,126	2,377,930
BP PLC, ADR	576,632	21,865,885
British American Tobacco PLC	145,839	4,640,455
Glencore PLC	1,699,115	6,317,422
HSBC Holdings PLC, ADR	448,312	18,430,106
Investec PLC	68,487	385,015

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	129

Portfolio of Investments   (continued)
CTIVP® – DFA International Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
J. Sainsbury PLC	1,263,224	4,270,330
John Wood Group PLC	82,458	530,531
Kingfisher PLC	545,566	1,434,452
Lloyds Banking Group PLC	11,944,271	7,873,436
Melrose Industries PLC	119,360	249,356
Micro Focus International PLC, ADR	32,425	558,034
Pearson PLC	101,366	1,214,354
Pearson PLC, ADR	105,480	1,259,431
Phoenix Group Holdings PLC	65,804	472,545
Royal Bank of Scotland Group PLC, ADR	215,609	1,205,254
Royal Dutch Shell PLC, ADR, Class A	203,913	11,882,011
Royal Dutch Shell PLC, ADR, Class B	282,991	16,962,481
Royal Mail PLC	234,686	814,569
Shire PLC	56,648	3,296,211
Standard Chartered PLC	333,946	2,595,317
Standard Life Aberdeen PLC	48,434	158,590
Vodafone Group PLC	12,724,234	24,739,598
WPP PLC	34,297	373,254
Total		157,506,410
Total Common Stocks (Cost $910,677,486)		819,005,703

Preferred Stocks 1.5%
Issuer	Shares	Value ($)
Germany 1.5%
BMW AG	19,402	1,383,591
Porsche Automobil Holding SE	28,331	1,666,212
Volkswagen AG	61,120	9,745,927
Total		12,795,730
Total Preferred Stocks (Cost $17,510,751)		12,795,730
Rights 0.0%
Issuer	Shares	Value ($)
Spain 0.0%
Repsol SA(a)	365,126	167,337
Total Rights (Cost $170,468)		167,337

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(e),(f)	3,104,302	3,103,991
Total Money Market Funds (Cost $3,103,991)		3,103,991
Total Investments in Securities (Cost $931,462,696)		835,072,761
Other Assets & Liabilities, Net		6,182,686
Net Assets		$841,255,447

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $1,029,165, which represents 0.12% of total net assets.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2018, the total value of these securities amounted to $1, which represents less than 0.01% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
130	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – DFA International Value Fund, December 31, 2018
Notes to Portfolio of Investments  (continued)
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	7,611,813	314,931,779	(319,439,290)	3,104,302	(1,532)	—	101,421	3,103,991
Abbreviation Legend
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	131

Portfolio of Investments   (continued)
CTIVP® – DFA International Value Fund, December 31, 2018
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	45,806,714	—	—	45,806,714
Austria	—	747,744	—	—	747,744
Belgium	—	9,627,081	—	—	9,627,081
Denmark	—	14,756,485	—	—	14,756,485
Finland	—	10,976,799	—	—	10,976,799
France	—	87,637,957	—	—	87,637,957
Germany	668,830	62,255,650	—	—	62,924,480
Hong Kong	—	32,821,421	—	—	32,821,421
Ireland	1,408,934	5,714,924	—	—	7,123,858
Israel	251,161	2,694,741	—	—	2,945,902
Italy	53,328	13,398,156	—	—	13,451,484
Japan	—	208,749,865	—	—	208,749,865
Netherlands	—	29,454,720	—	—	29,454,720
New Zealand	—	2,457,758	—	—	2,457,758
Norway	—	6,714,711	—	—	6,714,711
Portugal	—	991,936	1	—	991,937
Singapore	—	10,940,114	—	—	10,940,114
South Africa	—	214,147	—	—	214,147
Spain	—	22,530,783	—	—	22,530,783
Sweden	—	20,916,054	—	—	20,916,054
Switzerland	772,450	68,936,829	—	—	69,709,279
United Kingdom	72,735,933	84,770,477	—	—	157,506,410
Total Common Stocks	75,890,636	743,115,066	1	—	819,005,703
Preferred Stocks
Germany	—	12,795,730	—	—	12,795,730
Total Preferred Stocks	—	12,795,730	—	—	12,795,730
Rights
Spain	—	167,337	—	—	167,337
Total Rights	—	167,337	—	—	167,337
Money Market Funds	—	—	—	3,103,991	3,103,991
Total Investments in Securities	75,890,636	756,078,133	1	3,103,991	835,072,761
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. The appropriateness of fair values for these
The accompanying Notes to Financial Statements are an integral part of this statement.
132	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – DFA International Value Fund, December 31, 2018
Fair value measurements  (continued)
securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	133

Portfolio of Investments
CTIVP® – Los Angeles Capital Large Cap Growth Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.0%
Issuer	Shares	Value ($)
Communication Services 10.7%
Entertainment 2.0%
Activision Blizzard, Inc.	38,110	1,774,783
Electronic Arts, Inc.(a)	17,350	1,369,088
Netflix, Inc.(a)	49,192	13,166,731
Walt Disney Co. (The)	139,442	15,289,815
Total		31,600,417
Interactive Media & Services 8.5%
Alphabet, Inc., Class A(a)	44,592	46,596,856
Alphabet, Inc., Class C(a)	44,564	46,150,924
Facebook, Inc., Class A(a)	294,960	38,666,307
TripAdvisor, Inc.(a)	22,800	1,229,832
Twitter, Inc.(a)	52,410	1,506,263
Total		134,150,182
Media 0.2%
Cable One, Inc.	1,553	1,273,615
Charter Communications, Inc., Class A(a)	6,666	1,899,610
Total		3,173,225
Wireless Telecommunication Services —%
T-Mobile U.S.A., Inc.(a)	6,270	398,835
Total Communication Services		169,322,659
Consumer Discretionary 15.6%
Distributors 0.4%
Pool Corp.	39,413	5,858,742
Diversified Consumer Services 0.1%
H&R Block, Inc.	57,990	1,471,206
Hotels, Restaurants & Leisure 3.1%
Chipotle Mexican Grill, Inc.(a)	12,360	5,336,924
Choice Hotels International, Inc.	76,380	5,467,280
Domino’s Pizza, Inc.	6,564	1,627,806
Las Vegas Sands Corp.	28,750	1,496,438
Marriott International, Inc., Class A	1,590	172,610
McDonald’s Corp.	63,030	11,192,237
Starbucks Corp.	254,771	16,407,253
Common Stocks (continued)
Issuer	Shares	Value ($)
Yum China Holdings, Inc.	119,420	4,004,153
Yum! Brands, Inc.	38,130	3,504,910
Total		49,209,611
Internet & Direct Marketing Retail 5.6%
Amazon.com, Inc.(a)	48,971	73,552,973
Booking Holdings, Inc.(a)	6,930	11,936,370
Expedia Group, Inc.	26,080	2,937,912
Total		88,427,255
Leisure Products 0.1%
Brunswick Corp.	21,400	994,030
Multiline Retail 0.2%
Dollar General Corp.	26,030	2,813,323
Nordstrom, Inc.	10	466
Total		2,813,789
Specialty Retail 5.0%
Advance Auto Parts, Inc.	5,423	853,906
AutoZone, Inc.(a)	5,604	4,698,057
Burlington Stores, Inc.(a)	6,780	1,102,903
Home Depot, Inc. (The)	229,120	39,367,399
L Brands, Inc.	34,213	878,248
Lowe’s Companies, Inc.	161,440	14,910,598
O’Reilly Automotive, Inc.(a)	18,994	6,540,204
Ross Stores, Inc.	18,350	1,526,720
TJX Companies, Inc. (The)	126,780	5,672,137
Tractor Supply Co.	41,712	3,480,449
Urban Outfitters, Inc.(a)	17,950	595,940
Total		79,626,561
Textiles, Apparel & Luxury Goods 1.1%
Carter’s, Inc.	1,700	138,754
Nike, Inc., Class B	233,320	17,298,345
Under Armour, Inc., Class A(a)	3,600	63,612
Total		17,500,711
Total Consumer Discretionary		245,901,905
The accompanying Notes to Financial Statements are an integral part of this statement.
134	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 6.5%
Beverages 3.2%
Brown-Forman Corp., Class B	520	24,742
Coca-Cola Co. (The)	426,141	20,177,776
Constellation Brands, Inc., Class A	21,140	3,399,735
Monster Beverage Corp.(a)	129,550	6,376,451
PepsiCo, Inc.	180,440	19,935,011
Total		49,913,715
Food & Staples Retailing 1.2%
Costco Wholesale Corp.	92,778	18,899,806
Food Products 0.2%
Hershey Co. (The)	980	105,036
Lamb Weston Holdings, Inc.	43,160	3,174,850
Total		3,279,886
Household Products 0.6%
Clorox Co. (The)	2,760	425,426
Colgate-Palmolive Co.	96,000	5,713,920
Kimberly-Clark Corp.	32,940	3,753,184
Total		9,892,530
Personal Products 0.3%
Nu Skin Enterprises, Inc., Class A	75,350	4,621,216
Tobacco 1.0%
Altria Group, Inc.	324,992	16,051,355
Total Consumer Staples		102,658,508
Energy 0.2%
Oil, Gas & Consumable Fuels 0.2%
ONEOK, Inc.	42,856	2,312,081
Pioneer Natural Resources Co.	8,100	1,065,312
Total		3,377,393
Total Energy		3,377,393
Financials 2.2%
Banks 0.7%
East West Bancorp, Inc.	40,600	1,767,318
Synovus Financial Corp.	161,880	5,178,541
Western Alliance Bancorp(a)	110,560	4,366,015
Total		11,311,874
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 1.4%
Artisan Partners Asset Management, Inc., Class A	80,546	1,780,872
BGC Partners, Inc., Class A	46,980	242,887
Cboe Global Markets, Inc.	52,687	5,154,369
Eaton Vance Corp.	74,340	2,615,281
Evercore, Inc., Class A	22,466	1,607,667
SEI Investments Co.	93,290	4,309,998
State Street Corp.	29,000	1,829,030
T. Rowe Price Group, Inc.	50,550	4,666,776
TD Ameritrade Holding Corp.	540	26,438
Total		22,233,318
Consumer Finance 0.1%
Capital One Financial Corp.	12,920	976,623
Insurance —%
Axis Capital Holdings Ltd.	10,450	539,638
Total Financials		35,061,453
Health Care 17.9%
Biotechnology 3.9%
AbbVie, Inc.	190,439	17,556,571
Alkermes PLC(a)	22,616	667,398
Alnylam Pharmaceuticals, Inc.(a)	21,121	1,539,932
Amgen, Inc.	87,650	17,062,825
Celgene Corp.(a)	66,850	4,284,416
Gilead Sciences, Inc.	162,396	10,157,870
Incyte Corp.(a)	3,050	193,950
Regeneron Pharmaceuticals, Inc.(a)	7,966	2,975,301
Vertex Pharmaceuticals, Inc.(a)	39,060	6,472,633
Total		60,910,896
Health Care Equipment & Supplies 5.0%
ABIOMED, Inc.(a)	3,320	1,079,133
Align Technology, Inc.(a)	16,879	3,534,969
Baxter International, Inc.	19,855	1,306,856
Becton Dickinson and Co.	16,091	3,625,624
Boston Scientific Corp.(a)	237,272	8,385,192
Cantel Medical Corp.	55,270	4,114,852
DexCom, Inc.(a)	43,814	5,248,917
Edwards Lifesciences Corp.(a)	17,869	2,736,995
Hill-Rom Holdings, Inc.	8,720	772,156

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	135

Portfolio of Investments   (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
ICU Medical, Inc.(a)	6,886	1,581,232
IDEXX Laboratories, Inc.(a)	27,222	5,063,836
Intuitive Surgical, Inc.(a)	25,862	12,385,829
Masimo Corp.(a)	21,576	2,316,615
Penumbra, Inc.(a)	5,788	707,294
ResMed, Inc.	69,315	7,892,899
Stryker Corp.	83,130	13,030,627
Varian Medical Systems, Inc.(a)	32,160	3,644,050
West Pharmaceutical Services, Inc.	23,659	2,319,292
Total		79,746,368
Health Care Providers & Services 2.8%
Cigna Corp.	250	47,480
Humana, Inc.	28,840	8,262,083
UnitedHealth Group, Inc.	142,162	35,415,398
Total		43,724,961
Health Care Technology 0.8%
Cerner Corp.(a)	218,840	11,475,970
Veeva Systems Inc., Class A(a)	14,191	1,267,540
Total		12,743,510
Life Sciences Tools & Services 1.7%
Agilent Technologies, Inc.	12,120	817,615
Bio-Techne Corp.	5,088	736,335
Bruker Corp.	130,680	3,890,344
Illumina, Inc.(a)	26,819	8,043,823
IQVIA Holdings, Inc.(a)	7,790	904,964
Mettler-Toledo International, Inc.(a)	6,109	3,455,128
Pra Health Sciences, Inc.(a)	211	19,404
QIAGEN NV(a)	7,312	251,898
Thermo Fisher Scientific, Inc.	26,993	6,040,764
Waters Corp.(a)	18,149	3,423,809
Total		27,584,084
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 3.7%
Bristol-Myers Squibb Co.	335,159	17,421,565
Eli Lilly & Co.	57,536	6,658,066
Johnson & Johnson	112,780	14,554,259
Merck & Co., Inc.	54,240	4,144,478
Zoetis, Inc.	177,535	15,186,344
Total		57,964,712
Total Health Care		282,674,531
Industrials 9.7%
Aerospace & Defense 3.7%
Boeing Co. (The)	57,210	18,450,225
Curtiss-Wright Corp.	89,720	9,162,206
Hexcel Corp.	91,890	5,268,973
Lockheed Martin Corp.	52,710	13,801,587
Northrop Grumman Corp.	17,418	4,265,668
Raytheon Co.	52,280	8,017,138
Total		58,965,797
Air Freight & Logistics 1.0%
CH Robinson Worldwide, Inc.	63,150	5,310,284
United Parcel Service, Inc., Class B	103,440	10,088,503
Total		15,398,787
Building Products 0.1%
AO Smith Corp.	27,155	1,159,518
Commercial Services & Supplies 0.7%
Cintas Corp.	380	63,836
Rollins, Inc.	86,898	3,137,018
Waste Management, Inc.	93,280	8,300,987
Total		11,501,841
Electrical Equipment 0.6%
AMETEK, Inc.	65,229	4,416,003
Emerson Electric Co.	73,940	4,417,915
Total		8,833,918
Industrial Conglomerates 1.6%
3M Co.	61,350	11,689,629
Honeywell International, Inc.	89,800	11,864,376
Roper Technologies, Inc.	5,630	1,500,508
Total		25,054,513

The accompanying Notes to Financial Statements are an integral part of this statement.
136	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 0.4%
Fortive Corp.	9,445	639,049
Graco, Inc.	37,271	1,559,791
IDEX Corp.	14,730	1,859,810
Illinois Tool Works, Inc.	15,514	1,965,469
Lincoln Electric Holdings, Inc.	13,670	1,077,879
Total		7,101,998
Professional Services —%
Equifax, Inc.	1,170	108,962
Road & Rail 1.1%
CSX Corp.	20,820	1,293,547
JB Hunt Transport Services, Inc.	73,332	6,822,809
Union Pacific Corp.	66,710	9,221,323
Total		17,337,679
Trading Companies & Distributors 0.5%
HD Supply Holdings, Inc.(a)	144,230	5,411,509
W.W. Grainger, Inc.	1,938	547,214
Watsco, Inc.	14,920	2,075,969
Total		8,034,692
Total Industrials		153,497,705
Information Technology 30.8%
Communications Equipment 0.1%
Arista Networks, Inc.(a)	9,230	1,944,761
Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	9,830	796,427
CDW Corp.	25,280	2,048,944
Cognex Corp.	13,000	502,710
National Instruments Corp.	52,093	2,363,980
Total		5,712,061
IT Services 8.7%
Accenture PLC, Class A	37,411	5,275,325
Akamai Technologies, Inc.(a)	27,630	1,687,640
Automatic Data Processing, Inc.	66,010	8,655,231
Black Knight, Inc.(a)	93,340	4,205,900
Booz Allen Hamilton Holdings Corp.	18,180	819,373
Broadridge Financial Solutions, Inc.	21,866	2,104,603
Cognizant Technology Solutions Corp., Class A	76,220	4,838,446
Euronet Worldwide, Inc.(a)	15,197	1,555,869
Common Stocks (continued)
Issuer	Shares	Value ($)
Fidelity National Information Services, Inc.	49,405	5,066,483
Fiserv, Inc.(a)	26,190	1,924,703
Gartner, Inc.(a)	640	81,818
Global Payments, Inc.	6,970	718,816
International Business Machines Corp.	81,160	9,225,457
Jack Henry & Associates, Inc.	27,625	3,495,115
MasterCard, Inc., Class A	151,113	28,507,468
Okta, Inc.(a)	150	9,570
Paychex, Inc.	32,030	2,086,755
PayPal Holdings, Inc.(a)	178,260	14,989,883
Square, Inc., Class A(a)	2,204	123,622
Total System Services, Inc.	56,600	4,601,014
Twilio, Inc., Class A(a)	1,694	151,274
VeriSign, Inc.(a)	5,910	876,394
Visa, Inc., Class A	269,796	35,596,884
Western Union Co. (The)	45,940	783,736
Total		137,381,379
Semiconductors & Semiconductor Equipment 1.9%
Analog Devices, Inc.	43,960	3,773,087
MKS Instruments, Inc.	2,140	138,265
Monolithic Power Systems, Inc.	15,210	1,768,163
NVIDIA Corp.	90,332	12,059,322
Skyworks Solutions, Inc.	1,986	133,102
Texas Instruments, Inc.	103,643	9,794,263
Versum Materials, Inc.	42,190	1,169,507
Xilinx, Inc.	16,160	1,376,347
Total		30,212,056
Software 13.6%
Adobe, Inc.(a)	73,379	16,601,265
Autodesk, Inc.(a)	9,700	1,247,517
Cadence Design Systems, Inc.(a)	173,626	7,549,259
Citrix Systems, Inc.	63,983	6,555,698
Fair Isaac Corp.(a)	13,510	2,526,370
Intuit, Inc.	73,977	14,562,372
Microsoft Corp.	1,018,497	103,448,740
Oracle Corp.	396,550	17,904,233
Palo Alto Networks, Inc.(a)	46,210	8,703,654
Red Hat, Inc.(a)	33,020	5,799,633
Salesforce.com, Inc.(a)	127,539	17,469,017

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	137

Portfolio of Investments   (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
ServiceNow, Inc.(a)	16,221	2,888,149
Splunk, Inc.(a)	22,593	2,368,876
Tyler Technologies, Inc.(a)	18,120	3,367,058
Ultimate Software Group, Inc. (The)(a)	9,930	2,431,559
Workday, Inc., Class A(a)	10,665	1,702,987
Total		215,126,387
Technology Hardware, Storage & Peripherals 6.1%
Apple, Inc.	606,522	95,672,780
NetApp, Inc.	2,902	173,162
Pure Storage, Inc., Class A(a)	3,986	64,095
Total		95,910,037
Total Information Technology		486,286,681
Materials 0.8%
Chemicals 0.6%
Axalta Coating Systems Ltd.(a)	49,320	1,155,074
Linde PLC	7,900	1,232,716
LyondellBasell Industries NV, Class A	16,230	1,349,687
Sherwin-Williams Co. (The)	2,410	948,239
WR Grace & Co.	78,030	5,064,927
Total		9,750,643
Containers & Packaging 0.2%
AptarGroup, Inc.	29,929	2,815,421
Sealed Air Corp.	22,670	789,823
Total		3,605,244
Total Materials		13,355,887
Real Estate 4.6%
Equity Real Estate Investment Trusts (REITS) 4.6%
Alexandria Real Estate Equities, Inc.	490	56,468
American Tower Corp.	35,990	5,693,258
Boston Properties, Inc.	880	99,044
Crown Castle International Corp.	70,136	7,618,874
Common Stocks (continued)
Issuer	Shares	Value ($)
CubeSmart	58,040	1,665,167
Equinix, Inc.	380	133,973
Equity LifeStyle Properties, Inc.	43,380	4,213,499
Extra Space Storage, Inc.	71,766	6,493,388
Hudson Pacific Properties, Inc.	51,218	1,488,395
Life Storage, Inc.	1,230	114,378
Public Storage	74,980	15,176,702
SBA Communications Corp.(a)	45,110	7,302,858
Simon Property Group, Inc.	115,480	19,399,485
Taubman Centers, Inc.	59,484	2,705,927
Total		72,161,416
Real Estate Management & Development —%
Newmark Group, Inc., Class A	21,793	174,780
Total Real Estate		72,336,196
Total Common Stocks (Cost $1,497,530,230)		1,564,472,918

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	16,951,255	16,949,559
Total Money Market Funds (Cost $16,949,559)		16,949,559
Total Investments in Securities (Cost: $1,514,479,789)		1,581,422,477
Other Assets & Liabilities, Net		(892,508)
Net Assets		1,580,529,969

The accompanying Notes to Financial Statements are an integral part of this statement.
138	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund, December 31, 2018
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	15,838,219	131,371,130	(130,258,094)	16,951,255	(2,093)	(1,070)	333,335	16,949,559
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	139

Portfolio of Investments   (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund, December 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	169,322,659	—	—	—	169,322,659
Consumer Discretionary	245,901,905	—	—	—	245,901,905
Consumer Staples	102,658,508	—	—	—	102,658,508
Energy	3,377,393	—	—	—	3,377,393
Financials	35,061,453	—	—	—	35,061,453
Health Care	282,674,531	—	—	—	282,674,531
Industrials	153,497,705	—	—	—	153,497,705
Information Technology	486,286,681	—	—	—	486,286,681
Materials	13,355,887	—	—	—	13,355,887
Real Estate	72,336,196	—	—	—	72,336,196
Total Common Stocks	1,564,472,918	—	—	—	1,564,472,918
Money Market Funds	—	—	—	16,949,559	16,949,559
Total Investments in Securities	1,564,472,918	—	—	16,949,559	1,581,422,477
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
140	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments
CTIVP® – MFS® Value Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.0%
Issuer	Shares	Value ($)
Communication Services 5.3%
Diversified Telecommunication Services 0.7%
Verizon Communications, Inc.	199,382	11,209,256
Media 4.6%
Comcast Corp., Class A	1,222,357	41,621,256
Interpublic Group of Companies, Inc. (The)	606,120	12,504,255
Omnicom Group, Inc.	299,524	21,937,138
Total		76,062,649
Total Communication Services		87,271,905
Consumer Discretionary 1.4%
Auto Components 1.0%
Aptiv PLC	195,043	12,008,797
Lear Corp.	26,929	3,308,497
Total		15,317,294
Automobiles 0.1%
Harley-Davidson, Inc.	59,223	2,020,689
Textiles, Apparel & Luxury Goods 0.3%
Hanesbrands, Inc.	397,525	4,980,988
Total Consumer Discretionary		22,318,971
Consumer Staples 10.1%
Beverages 1.9%
Diageo PLC	610,512	21,816,283
PepsiCo, Inc.	81,017	8,950,758
Total		30,767,041
Food Products 3.9%
Archer-Daniels-Midland Co.	203,262	8,327,644
Danone SA	109,925	7,747,800
General Mills, Inc.	376,105	14,645,529
JM Smucker Co. (The)	66,832	6,248,124
Nestlé SA, Registered Shares	322,348	26,162,662
Total		63,131,759
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 1.3%
Colgate-Palmolive Co.	56,130	3,340,858
Kimberly-Clark Corp.	51,158	5,828,943
Procter & Gamble Co. (The)	51,769	4,758,606
Reckitt Benckiser Group PLC	109,097	8,354,247
Total		22,282,654
Tobacco 3.0%
Altria Group, Inc.	230,563	11,387,506
Philip Morris International, Inc.	569,204	38,000,059
Total		49,387,565
Total Consumer Staples		165,569,019
Energy 4.3%
Energy Equipment & Services 1.1%
Schlumberger Ltd.	509,740	18,391,419
Oil, Gas & Consumable Fuels 3.2%
Chevron Corp.	133,109	14,480,928
EOG Resources, Inc.	165,173	14,404,738
Exxon Mobil Corp.	193,533	13,197,015
Occidental Petroleum Corp.	169,720	10,417,414
Total		52,500,095
Total Energy		70,891,514
Financials 28.6%
Banks 13.1%
Citigroup, Inc.	589,226	30,675,106
JPMorgan Chase & Co.	770,991	75,264,141
PNC Financial Services Group, Inc. (The)	194,395	22,726,719
U.S. Bancorp	768,368	35,114,418
Wells Fargo & Co.	1,074,477	49,511,900
Total		213,292,284
Capital Markets 7.0%
Bank of New York Mellon Corp. (The)	409,099	19,256,290
BlackRock, Inc.	40,379	15,861,679
Goldman Sachs Group, Inc. (The)	164,032	27,401,545
Moody’s Corp.	80,866	11,324,475
Nasdaq, Inc.	227,773	18,579,443
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	141

Portfolio of Investments   (continued)
CTIVP® – MFS® Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
State Street Corp.	221,411	13,964,392
T. Rowe Price Group, Inc.	85,990	7,938,597
Total		114,326,421
Consumer Finance 1.0%
American Express Co.	163,906	15,623,520
Insurance 7.5%
Aon PLC	236,860	34,429,970
Chubb Ltd.	258,313	33,368,873
MetLife, Inc.	444,872	18,266,444
Prudential Financial, Inc.	55,010	4,486,066
Travelers Companies, Inc. (The)	271,269	32,484,463
Total		123,035,816
Total Financials		466,278,041
Health Care 17.8%
Health Care Equipment & Supplies 5.8%
Abbott Laboratories	311,514	22,531,808
Danaher Corp.	246,803	25,450,325
Medtronic PLC	513,320	46,691,587
Total		94,673,720
Health Care Providers & Services 2.3%
Cigna Corp.	137,422	26,099,186
McKesson Corp.	99,744	11,018,720
Total		37,117,906
Life Sciences Tools & Services 1.3%
Thermo Fisher Scientific, Inc.	91,326	20,437,845
Pharmaceuticals 8.4%
Johnson & Johnson	483,830	62,438,262
Merck & Co., Inc.	261,362	19,970,670
Novartis AG, Registered Shares	50,348	4,312,018
Pfizer, Inc.	1,049,571	45,813,774
Roche Holding AG, Genusschein Shares	21,436	5,321,677
Total		137,856,401
Total Health Care		290,085,872
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 15.5%
Aerospace & Defense 3.3%
Lockheed Martin Corp.	37,473	9,811,930
Northrop Grumman Corp.	112,965	27,665,129
United Technologies Corp.	148,706	15,834,215
Total		53,311,274
Air Freight & Logistics 0.6%
United Parcel Service, Inc., Class B	93,599	9,128,711
Building Products 1.6%
Johnson Controls International PLC	893,196	26,483,261
Electrical Equipment 0.9%
Eaton Corp. PLC	227,824	15,642,396
Industrial Conglomerates 3.1%
3M Co.	105,365	20,076,247
Honeywell International, Inc.	237,225	31,342,167
Total		51,418,414
Machinery 3.3%
Illinois Tool Works, Inc.	183,760	23,280,554
Ingersoll-Rand PLC	164,177	14,977,868
Stanley Black & Decker, Inc.	126,085	15,097,418
Total		53,355,840
Professional Services 0.7%
Equifax, Inc.	126,051	11,739,130
Road & Rail 1.8%
Canadian National Railway Co.	128,565	9,527,952
Union Pacific Corp.	140,149	19,372,796
Total		28,900,748
Trading Companies & Distributors 0.2%
HD Supply Holdings, Inc.(a)	91,287	3,425,088
Total Industrials		253,404,862
Information Technology 8.6%
IT Services 6.3%
Accenture PLC, Class A	334,747	47,202,674
Amdocs Ltd.	68,344	4,003,592
Cognizant Technology Solutions Corp., Class A	129,388	8,213,550
DXC Technology Co.	114,635	6,095,143

The accompanying Notes to Financial Statements are an integral part of this statement.
142	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – MFS® Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Fidelity National Information Services, Inc.	197,896	20,294,235
Fiserv, Inc.(a)	236,579	17,386,191
Total		103,195,385
Semiconductors & Semiconductor Equipment 2.3%
Analog Devices, Inc.	109,102	9,364,224
Texas Instruments, Inc.	286,184	27,044,388
Total		36,408,612
Total Information Technology		139,603,997
Materials 3.4%
Chemicals 3.2%
DowDuPont, Inc.	106,056	5,671,875
PPG Industries, Inc.	307,628	31,448,810
Sherwin-Williams Co. (The)	40,051	15,758,467
Total		52,879,152
Containers & Packaging 0.2%
Crown Holdings, Inc.(a)	79,612	3,309,471
Total Materials		56,188,623
Real Estate 0.4%
Equity Real Estate Investment Trusts (REITS) 0.4%
Public Storage	33,154	6,710,701
Total Real Estate		6,710,701
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.6%
Electric Utilities 3.6%
Duke Energy Corp.	370,908	32,009,360
Southern Co. (The)	413,484	18,160,217
Xcel Energy, Inc.	157,932	7,781,310
Total		57,950,887
Total Utilities		57,950,887
Total Common Stocks (Cost $1,340,046,936)		1,616,274,392

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	17,817,869	17,816,087
Total Money Market Funds (Cost $17,816,087)		17,816,087
Total Investments in Securities (Cost: $1,357,863,023)		1,634,090,479
Other Assets & Liabilities, Net		(843,369)
Net Assets		1,633,247,110

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	14,243,935	368,753,331	(365,179,397)	17,817,869	(5,381)	—	285,362	17,816,087
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	143

Portfolio of Investments   (continued)
CTIVP® – MFS® Value Fund, December 31, 2018
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	87,271,905	—	—	—	87,271,905
Consumer Discretionary	22,318,971	—	—	—	22,318,971
Consumer Staples	101,488,027	64,080,992	—	—	165,569,019
Energy	70,891,514	—	—	—	70,891,514
Financials	466,278,041	—	—	—	466,278,041
Health Care	280,452,177	9,633,695	—	—	290,085,872
Industrials	253,404,862	—	—	—	253,404,862
Information Technology	139,603,997	—	—	—	139,603,997
Materials	56,188,623	—	—	—	56,188,623
The accompanying Notes to Financial Statements are an integral part of this statement.
144	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – MFS® Value Fund, December 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Real Estate	6,710,701	—	—	—	6,710,701
Utilities	57,950,887	—	—	—	57,950,887
Total Common Stocks	1,542,559,705	73,714,687	—	—	1,616,274,392
Money Market Funds	—	—	—	17,816,087	17,816,087
Total Investments in Securities	1,542,559,705	73,714,687	—	17,816,087	1,634,090,479
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	145

Portfolio of Investments
CTIVP® – Morgan Stanley Advantage Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.5%
Issuer	Shares	Value ($)
Communication Services 18.5%
Entertainment 4.0%
Activision Blizzard, Inc.	618,031	28,781,704
Walt Disney Co. (The)	438,736	48,107,402
Total		76,889,106
Interactive Media & Services 14.5%
Alphabet, Inc., Class C(a)	65,923	68,270,518
Facebook, Inc., Class A(a)	512,392	67,169,467
IAC/InterActiveCorp (a)	274,396	50,225,444
Twitter, Inc.(a)	3,166,072	90,992,909
Total		276,658,338
Total Communication Services		353,547,444
Consumer Discretionary 20.3%
Hotels, Restaurants & Leisure 4.9%
Starbucks Corp.	1,450,795	93,431,198
Internet & Direct Marketing Retail 11.8%
Amazon.com, Inc.(a)	109,706	164,775,121
Booking Holdings, Inc.(a)	16,685	28,738,578
MercadoLibre, Inc.	104,696	30,660,223
Total		224,173,922
Textiles, Apparel & Luxury Goods 3.6%
LVMH Moet Hennessy Louis Vuitton SE	236,027	69,103,011
Total Consumer Discretionary		386,708,131
Financials 3.0%
Capital Markets 3.0%
MSCI, Inc.	196,240	28,931,663
S&P Global, Inc.	167,208	28,415,328
Total		57,346,991
Total Financials		57,346,991
Health Care 15.2%
Health Care Equipment & Supplies 6.7%
Danaher Corp.	314,362	32,417,009
Intuitive Surgical, Inc.(a)	198,325	94,981,809
Total		127,398,818
Health Care Providers & Services 3.4%
UnitedHealth Group, Inc.	260,442	64,881,311
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 5.1%
Elanco Animal Health, Inc.(a)	1,563,748	49,304,975
Zoetis, Inc.	568,532	48,632,227
Total		97,937,202
Total Health Care		290,217,331
Industrials 14.0%
Aerospace & Defense 1.3%
United Technologies Corp.	239,758	25,529,432
Commercial Services & Supplies 4.5%
Copart, Inc.(a)	603,749	28,847,127
Rollins, Inc.	710,155	25,636,595
Waste Management, Inc.	351,124	31,246,525
Total		85,730,247
Machinery 1.5%
Fortive Corp.	414,792	28,064,827
Road & Rail 6.7%
Canadian National Railway Co.	847,046	62,774,579
Union Pacific Corp.	470,234	65,000,446
Total		127,775,025
Total Industrials		267,099,531
Information Technology 22.0%
Software 22.0%
Adobe, Inc.(a)	301,259	68,156,836
Constellation Software, Inc.	44,559	28,522,069
Intuit, Inc.	150,019	29,531,240
Salesforce.com, Inc.(a)	523,400	71,690,098
ServiceNow, Inc.(a)	573,818	102,168,295
Workday, Inc., Class A(a)	743,534	118,727,509
Total		418,796,047
Total Information Technology		418,796,047
Materials 4.5%
Chemicals 3.1%
Ecolab, Inc.	199,513	29,398,240
Linde PLC	191,115	29,821,585
Total		59,219,825
The accompanying Notes to Financial Statements are an integral part of this statement.
146	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – Morgan Stanley Advantage Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 1.4%
Martin Marietta Materials, Inc.	155,995	26,810,861
Total Materials		86,030,686
Total Common Stocks (Cost $1,704,622,511)		1,859,746,161

Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	48,921,503	48,916,611
Total Money Market Funds (Cost $48,916,611)		48,916,611
Total Investments in Securities (Cost: $1,753,539,122)		1,908,662,772
Other Assets & Liabilities, Net		(1,612,630)
Net Assets		1,907,050,142
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	66,175,288	767,075,910	(784,329,695)	48,921,503	8,220	(3,984)	1,032,714	48,916,611
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	147

Portfolio of Investments   (continued)
CTIVP® – Morgan Stanley Advantage Fund, December 31, 2018
Fair value measurements  (continued)
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	353,547,444	—	—	—	353,547,444
Consumer Discretionary	317,605,120	69,103,011	—	—	386,708,131
Financials	57,346,991	—	—	—	57,346,991
Health Care	290,217,331	—	—	—	290,217,331
Industrials	267,099,531	—	—	—	267,099,531
Information Technology	418,796,047	—	—	—	418,796,047
Materials	86,030,686	—	—	—	86,030,686
Total Common Stocks	1,790,643,150	69,103,011	—	—	1,859,746,161
Money Market Funds	—	—	—	48,916,611	48,916,611
Total Investments in Securities	1,790,643,150	69,103,011	—	48,916,611	1,908,662,772
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
148	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments
CTIVP® – Oppenheimer International Growth Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.8%
Issuer	Shares	Value ($)
Australia 2.0%
CSL Ltd.	95,634	12,491,513
James Hardie Industries PLC	383,416	4,177,238
Total		16,668,751
Austria 0.6%
ams AG	204,533	4,925,205
Canada 4.3%
Alimentation Couche-Tard, Inc., Class B	233,112	11,595,837
CCL Industries, Inc.	256,319	9,398,864
Dollarama, Inc.	251,289	5,976,673
Saputo, Inc.	298,551	8,570,329
Total		35,541,703
China 2.6%
Alibaba Group Holding Ltd., ADR(a)	49,718	6,814,846
Baidu, Inc., ADR(a)	55,510	8,803,886
JD.com, Inc., ADR(a)	265,108	5,548,711
Total		21,167,443
Denmark 3.5%
Novo Nordisk A/S, Class B	336,076	15,434,990
Novozymes AS, Class B	155,784	6,960,806
William Demant Holding AS(a)	227,528	6,478,141
Total		28,873,937
Finland 1.9%
Nokia OYJ	2,766,018	16,057,068
France 15.0%
Airbus Group SE	109,130	10,404,434
AtoS	96,929	7,941,935
Dassault Systemes	56,285	6,685,523
Edenred	327,677	12,068,000
EssilorLuxottica SA	58,867	7,461,858
Hermes International	25,100	13,944,571
Legrand SA	162,680	9,196,701
LVMH Moet Hennessy Louis Vuitton SE	37,630	11,017,156
Pernod Ricard SA	61,710	10,127,879
SEB SA	3,980	514,374
SEB SA Loyalty Shares(a),(b)	103,871	13,424,247
Common Stocks (continued)
Issuer	Shares	Value ($)
STMicroelectronics NV	823,250	11,668,420
Ubisoft Entertainment SA(a)	10,790	869,263
Valeo SA	274,060	7,993,121
Total		123,317,482
Germany 11.5%
Bayer AG, Registered Shares	108,606	7,553,414
Bayerische Motoren Werke AG	108,161	8,772,412
Continental AG	65,583	9,131,509
Fresenius Medical Care AG & Co. KGaA	24,709	1,601,667
Infineon Technologies AG	968,809	19,397,172
SAP SE	193,660	19,220,690
Scout24 AG(c)	227,719	10,447,801
Siemens Healthineers AG(a)	252,273	10,541,646
United Internet AG	186,007	8,141,259
Total		94,807,570
Hong Kong 1.2%
WH Group Ltd.	12,680,000	9,738,838
India 3.8%
Hero Honda Motors Ltd.	296,218	13,162,563
ICICI Bank Ltd., ADR	1,763,125	18,142,556
Total		31,305,119
Ireland 0.2%
Medtronic PLC	18,310	1,665,478
Japan 11.8%
Hitachi Ltd.	419,000	11,107,796
Hoya Corp.	188,800	11,384,648
Keyence Corp.	26,620	13,454,969
Koito Manufacturing Co., Ltd.	220,200	11,360,899
Kubota Corp.	690,000	9,807,468
Nidec Corp.	88,400	10,002,192
Nippon Telegraph & Telephone Corp.	318,000	12,974,185
Nitori Co., Ltd.	71,200	8,917,111
Subaru Corp.	383,800	8,199,263
Total		97,208,531
Jersey 0.7%
Ferguson PLC	92,589	5,916,273
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	149

Portfolio of Investments   (continued)
CTIVP® – Oppenheimer International Growth Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Luxembourg 1.5%
SES SA FDR	636,700	12,190,330
Netherlands 4.8%
Aalberts Industries NV	193,986	6,451,668
ASML Holding NV	88,802	13,911,684
Boskalis Westminster	422,896	10,496,127
Heineken NV	100,121	8,849,375
Total		39,708,854
New Zealand 1.0%
Xero Ltd.(a)	269,192	7,976,605
Spain 4.2%
Amadeus IT Group SA, Class A	128,635	8,950,110
Grifols SA	505,883	13,280,340
Prosegur Cash SA(c)	2,135,103	4,734,591
Prosegur Cia de Seguridad SA, Registered Shares	1,437,000	7,272,174
Total		34,237,215
Sweden 2.5%
Atlas Copco AB, Class A	361,238	8,618,430
Epiroc AB, Class A(a)	638,204	6,065,883
Swedish Match AB	159,488	6,278,633
Total		20,962,946
Switzerland 9.5%
Barry Callebaut AG	4,882	7,619,151
Cie Financiere Richemont SA, Class A, Registered Shares	107,246	6,916,040
Lonza Group AG, Registered Shares	49,325	12,822,274
Roche Holding AG, Genusschein Shares	42,315	10,505,074
Sika AG	80,943	10,281,670
Sonova Holding AG	39,136	6,435,768
Temenos AG	126,642	15,217,664
VAT Group AG	93,774	8,257,197
Total		78,054,838
Common Stocks (continued)
Issuer	Shares	Value ($)
Thailand 1.0%
CP ALL PCL, Foreign Registered Shares	3,821,000	8,068,492
United Kingdom 10.8%
Atlassian Corp. PLC, Class A(a)	19,470	1,732,441
Bunzl PLC	528,226	15,951,803
Domino’s Pizza Group PLC	1,821,478	5,413,508
Intertek Group PLC	100,310	6,139,260
Legal & General Group PLC	2,685,232	7,911,683
Melrose Industries PLC	2,675,057	5,588,474
Prudential PLC	555,715	9,923,103
Reckitt Benckiser Group PLC	173,823	13,310,726
TechnipFMC PLC	378,592	7,616,126
Weir Group PLC (The)	298,766	4,947,342
Whitbread PLC	172,519	10,074,563
Total		88,609,029
United States 2.4%
Carnival Corp.	233,360	11,504,648
EPAM Systems, Inc.(a)	51,730	6,001,197
ResMed, Inc.	17,220	1,960,842
Total		19,466,687
Total Common Stocks (Cost $817,718,953)		796,468,394

Money Market Funds 2.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(d),(e)	23,136,908	23,134,594
Total Money Market Funds (Cost $23,134,594)		23,134,594
Total Investments in Securities (Cost $840,853,547)		819,602,988
Other Assets & Liabilities, Net		3,704,440
Net Assets		$823,307,428

The accompanying Notes to Financial Statements are an integral part of this statement.
150	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – Oppenheimer International Growth Fund, December 31, 2018
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2018, the total value of these securities amounted to $13,424,247, which represents 1.63% of total net assets.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $15,182,392, which represents 1.84% of total net assets.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	24,307,337	594,068,616	(595,239,045)	23,136,908	(2,073)	—	848,787	23,134,594
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	151

Portfolio of Investments   (continued)
CTIVP® – Oppenheimer International Growth Fund, December 31, 2018
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	16,668,751	—	—	16,668,751
Austria	—	4,925,205	—	—	4,925,205
Canada	35,541,703	—	—	—	35,541,703
China	21,167,443	—	—	—	21,167,443
Denmark	—	28,873,937	—	—	28,873,937
Finland	—	16,057,068	—	—	16,057,068
France	—	123,317,482	—	—	123,317,482
Germany	—	94,807,570	—	—	94,807,570
Hong Kong	—	9,738,838	—	—	9,738,838
India	18,142,556	13,162,563	—	—	31,305,119
Ireland	1,665,478	—	—	—	1,665,478
Japan	—	97,208,531	—	—	97,208,531
Jersey	—	5,916,273	—	—	5,916,273
Luxembourg	—	12,190,330	—	—	12,190,330
Netherlands	—	39,708,854	—	—	39,708,854
New Zealand	—	7,976,605	—	—	7,976,605
Spain	—	34,237,215	—	—	34,237,215
Sweden	—	20,962,946	—	—	20,962,946
Switzerland	—	78,054,838	—	—	78,054,838
Thailand	—	8,068,492	—	—	8,068,492
United Kingdom	1,732,441	86,876,588	—	—	88,609,029
United States	19,466,687	—	—	—	19,466,687
Total Common Stocks	97,716,308	698,752,086	—	—	796,468,394
Money Market Funds	—	—	—	23,134,594	23,134,594
Total Investments in Securities	97,716,308	698,752,086	—	23,134,594	819,602,988
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
152	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments
CTIVP® – T. Rowe Price Large Cap Value Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.9%
Issuer	Shares	Value ($)
Communication Services 6.5%
Diversified Telecommunication Services 2.5%
AT&T, Inc.	226,000	6,450,040
Verizon Communications, Inc.	772,800	43,446,816
Total		49,896,856
Entertainment 2.3%
21st Century Fox, Inc., Class B	944,200	45,113,876
Media 1.7%
Comcast Corp., Class A	672,500	22,898,625
News Corp., Class A	831,000	9,431,850
Total		32,330,475
Total Communication Services		127,341,207
Consumer Discretionary 2.9%
Auto Components 0.9%
Magna International, Inc.	401,300	18,239,085
Hotels, Restaurants & Leisure 1.3%
Carnival Corp.	278,260	13,718,218
Las Vegas Sands Corp.	225,775	11,751,589
Total		25,469,807
Leisure Products 0.2%
Mattel, Inc.(a)	373,817	3,734,432
Multiline Retail 0.5%
Kohl’s Corp.	132,300	8,776,782
Total Consumer Discretionary		56,220,106
Consumer Staples 8.6%
Beverages 1.1%
PepsiCo, Inc.	196,900	21,753,512
Food & Staples Retailing 1.5%
Walmart, Inc.	312,700	29,128,005
Food Products 2.9%
Bunge Ltd.	341,000	18,223,040
Tyson Foods, Inc., Class A	722,400	38,576,160
Total		56,799,200
Household Products 1.8%
Kimberly-Clark Corp.	304,000	34,637,760
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 1.3%
Philip Morris International, Inc.	380,900	25,428,884
Total Consumer Staples		167,747,361
Energy 9.6%
Oil, Gas & Consumable Fuels 9.6%
Canadian Natural Resources Ltd.	536,600	12,948,158
EQT Corp.	352,174	6,652,567
Equitrans Midstream Corp.(a)	327,195	6,550,444
Exxon Mobil Corp.	622,800	42,468,732
Hess Corp.	312,700	12,664,350
Occidental Petroleum Corp.	427,100	26,215,398
Total SA, ADR	977,600	51,011,168
TransCanada Corp.	820,400	29,288,280
Total		187,799,097
Total Energy		187,799,097
Financials 22.7%
Banks 11.3%
Citigroup, Inc.	314,900	16,393,694
Fifth Third Bancorp	1,240,500	29,188,965
JPMorgan Chase & Co.	722,800	70,559,736
Signature Bank	79,100	8,132,271
U.S. Bancorp	732,300	33,466,110
Wells Fargo & Co.	1,406,400	64,806,912
Total		222,547,688
Capital Markets 4.1%
Bank of New York Mellon Corp. (The)	613,800	28,891,566
Franklin Resources, Inc.	536,800	15,921,488
Morgan Stanley	887,500	35,189,375
Total		80,002,429
Insurance 7.3%
American International Group, Inc.	607,406	23,937,870
Brighthouse Financial, Inc.(a)	258,224	7,870,668
Chubb Ltd.	308,256	39,820,510
Loews Corp.	495,930	22,574,734
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	153

Portfolio of Investments   (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Marsh & McLennan Companies, Inc.	307,211	24,500,077
MetLife, Inc.	588,100	24,147,386
Total		142,851,245
Total Financials		445,401,362
Health Care 15.2%
Biotechnology 0.9%
Gilead Sciences, Inc.	286,300	17,908,065
Health Care Equipment & Supplies 4.3%
Becton Dickinson and Co.	59,900	13,496,668
Hologic, Inc.(a)	434,100	17,841,510
Medtronic PLC	498,500	45,343,560
Zimmer Biomet Holdings, Inc.	76,000	7,882,720
Total		84,564,458
Health Care Providers & Services 1.7%
CVS Health Corp.	510,297	33,434,659
Life Sciences Tools & Services 0.5%
Thermo Fisher Scientific, Inc.	41,800	9,354,422
Pharmaceuticals 7.8%
Johnson & Johnson	293,000	37,811,650
Merck & Co., Inc.	608,727	46,512,830
Perrigo Co. PLC	300,300	11,636,625
Pfizer, Inc.	1,288,500	56,243,025
Total		152,204,130
Total Health Care		297,465,734
Industrials 10.4%
Aerospace & Defense 2.8%
Boeing Co. (The)	98,420	31,740,450
Raytheon Co.	88,700	13,602,145
United Technologies Corp.	91,500	9,742,920
Total		55,085,515
Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	206,300	20,120,439
Airlines 1.4%
Southwest Airlines Co.	596,000	27,702,080
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 2.2%
Fortune Brands Home & Security, Inc.	429,000	16,297,710
Johnson Controls International PLC	884,200	26,216,530
Total		42,514,240
Commercial Services & Supplies 0.4%
Stericycle, Inc.(a)	200,700	7,363,683
Industrial Conglomerates 0.7%
General Electric Co.	1,779,300	13,469,301
Machinery 0.9%
Illinois Tool Works, Inc.	136,100	17,242,509
Professional Services 0.7%
Nielsen Holdings PLC	573,800	13,386,754
Road & Rail 0.3%
Canadian Pacific Railway Ltd.	39,700	7,051,514
Total Industrials		203,936,035
Information Technology 10.0%
Communications Equipment 2.3%
Cisco Systems, Inc.	1,045,182	45,287,736
Electronic Equipment, Instruments & Components 0.7%
TE Connectivity Ltd.	189,300	14,316,759
Semiconductors & Semiconductor Equipment 3.6%
Applied Materials, Inc.	472,000	15,453,280
QUALCOMM, Inc.	592,800	33,736,248
Texas Instruments, Inc.	221,700	20,950,650
Total		70,140,178
Software 3.4%
Microsoft Corp.	660,609	67,098,056
Total Information Technology		196,842,729
Materials 3.8%
Chemicals 2.3%
CF Industries Holdings, Inc.	372,100	16,190,071
DowDuPont, Inc.	551,157	29,475,876
Total		45,665,947
Construction Materials 0.2%
Vulcan Materials Co.	42,800	4,228,640

The accompanying Notes to Financial Statements are an integral part of this statement.
154	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 1.3%
International Paper Co.	630,400	25,442,944
Total Materials		75,337,531
Real Estate 1.5%
Equity Real Estate Investment Trusts (REITS) 1.5%
SL Green Realty Corp.	158,000	12,494,640
Weyerhaeuser Co.	763,900	16,698,854
Total		29,193,494
Total Real Estate		29,193,494
Utilities 4.7%
Electric Utilities 4.6%
Duke Energy Corp.	186,500	16,094,950
Evergy, Inc.	399,100	22,656,907
NextEra Energy, Inc.	10,000	1,738,200
PG&E Corp.(a)	520,113	12,352,684
Southern Co. (The)	860,200	37,779,984
Total		90,622,725
Multi-Utilities 0.1%
Sempra Energy	18,000	1,947,420
Total Utilities		92,570,145
Total Common Stocks (Cost $1,898,752,231)		1,879,854,801

Convertible Preferred Stocks 2.0%
Issuer		Shares	Value ($)
Health Care 0.2%
Health Care Equipment & Supplies 0.2%
Becton Dickinson and Co.	6.125%	74,448	4,273,032
Total Health Care			4,273,032
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Utilities 1.8%
Electric Utilities 1.0%
NextEra Energy, Inc.	6.123%	331,450	19,009,122
Multi-Utilities 0.8%
Sempra Energy	6.000%	130,947	12,566,551
Sempra Energy	6.750%	29,654	2,846,227
Total			15,412,778
Total Utilities			34,421,900
Total Convertible Preferred Stocks (Cost $36,077,387)			38,694,932

Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	46,627,223	46,622,560
Total Money Market Funds (Cost $46,622,560)		46,622,560
Total Investments in Securities (Cost: $1,981,452,178)		1,965,172,293
Other Assets & Liabilities, Net		(5,147,503)
Net Assets		1,960,024,790

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	155

Portfolio of Investments   (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund, December 31, 2018
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	43,141,320	329,788,496	(326,302,593)	46,627,223	(4,721)	(413)	875,351	46,622,560
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
156	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund, December 31, 2018
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	127,341,207	—	—	—	127,341,207
Consumer Discretionary	56,220,106	—	—	—	56,220,106
Consumer Staples	167,747,361	—	—	—	167,747,361
Energy	187,799,097	—	—	—	187,799,097
Financials	445,401,362	—	—	—	445,401,362
Health Care	297,465,734	—	—	—	297,465,734
Industrials	203,936,035	—	—	—	203,936,035
Information Technology	196,842,729	—	—	—	196,842,729
Materials	75,337,531	—	—	—	75,337,531
Real Estate	29,193,494	—	—	—	29,193,494
Utilities	92,570,145	—	—	—	92,570,145
Total Common Stocks	1,879,854,801	—	—	—	1,879,854,801
Convertible Preferred Stocks
Health Care	—	4,273,032	—	—	4,273,032
Utilities	—	34,421,900	—	—	34,421,900
Total Convertible Preferred Stocks	—	38,694,932	—	—	38,694,932
Money Market Funds	—	—	—	46,622,560	46,622,560
Total Investments in Securities	1,879,854,801	38,694,932	—	46,622,560	1,965,172,293
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between Levels 2 and 3 during the period.
Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair values were consequently obtained using observable market inputs rather than quoted prices for identical assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table(s) show(s) transfers between levels of the fair value hierarchy:
Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	24,513,889	24,513,889	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	157

Portfolio of Investments
CTIVP® – TCW Core Plus Bond Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 7.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AIMCO CLO(a),(b)
Series 2015-AA Class AR
3-month USD LIBOR + 0.850% Floor 0.850% 01/15/2028	3.286%	6,750,000	6,640,312
BlueMountain CLO Ltd.(a),(b)
Series 2015-2A Class A1R
3-month USD LIBOR + 0.930% Floor 0.930% 07/18/2027	3.375%	7,250,000	7,148,986
Dryden CLO Ltd.(a),(b),(c),(d)
Series 2018-71A Class A
3-month USD LIBOR + 1.150% Floor 1.150% 01/15/2029	3.500%	5,700,000	5,700,000
Dryden XXV Senior Loan Fund(a),(b)
Series 2012-25A Class ARR
3-month USD LIBOR + 0.900% 10/15/2027	3.336%	8,000,000	7,912,840
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A1
1-month USD LIBOR + 0.800% Floor 0.800% 06/25/2026	3.306%	4,877,543	4,894,567
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% Floor 0.800% 04/26/2032	3.306%	3,090,000	3,103,620
Global SC Finance II SRL(a)
Series 2014-1A Class A2
07/17/2029	3.090%	3,079,209	3,023,990
Henderson Receivables LLC(a)
Series 2014-2A Class A
01/17/2073	3.610%	2,914,510	2,866,474
Higher Education Funding I(a),(b)
Series 2014-1 Class A
3-month USD LIBOR + 1.050% Floor 1.050% 05/25/2034	3.739%	2,800,100	2,823,521
Navient Student Loan Trust(b)
Series 2014-1 Class A3
1-month USD LIBOR + 0.510% Floor 0.510% 06/25/2031	3.016%	6,817,439	6,783,347
Series 2014-2 Class A
1-month USD LIBOR + 0.640% Floor 0.640% 03/25/2083	3.146%	6,168,007	6,132,115
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-3 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	3.126%	6,311,953	6,240,209
Series 2014-4 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	3.126%	4,645,163	4,641,380
Series 2015-1 Class A2
1-month USD LIBOR + 0.600% Floor 0.600% 04/25/2040	3.106%	6,612,617	6,573,806
Series 2015-2 Class A3
1-month USD LIBOR + 0.570% Floor 0.570% 11/26/2040	3.076%	10,890,000	10,829,652
Navient Student Loan Trust(a),(b)
Series 2016-2 Class A3
1-month USD LIBOR + 1.500% 06/25/2065	4.006%	7,950,000	8,214,981
Series 2017-3A Class A3
1-month USD LIBOR + 1.050% 07/26/2066	3.556%	7,900,000	7,979,831
Nelnet Student Loan Trust(a),(b)
Series 2012-5A Class A
1-month USD LIBOR + 0.600% Floor 0.600% 10/27/2036	3.106%	55,964	55,743
Series 2014-4A Class A2
1-month USD LIBOR + 0.950% Floor 0.950% 11/25/2048	3.456%	4,345,000	4,373,288
Octagon Investment Partners XXI Ltd.(a),(b)
Series 2014-1A Class A1AR
3-month USD LIBOR + 1.350% 11/14/2026	3.964%	6,400,000	6,395,290
SLC Student Loan Trust(b)
Series 2006-1 Class B
3-month USD LIBOR + 0.210% Floor 0.210% 03/15/2055	2.998%	442,857	418,683
SLM Student Loan Trust(a),(b)
Series 2004-3 Class A6A
3-month USD LIBOR + 0.550% Floor 0.550% 10/25/2064	3.040%	7,800,000	7,826,241
The accompanying Notes to Financial Statements are an integral part of this statement.
158	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2009-3 Class A
1-month USD LIBOR + 0.750% Floor 0.750% 01/25/2045	3.256%	5,713,222	5,679,805
SLM Student Loan Trust(b)
Series 2007-3 Class A4
3-month USD LIBOR + 0.060% Floor 0.060% 01/25/2022	2.550%	13,250,000	12,955,639
Series 2007-6 Class A4
3-month USD LIBOR + 0.380% Floor 0.380% 10/25/2024	2.870%	3,987,012	3,987,781
Series 2007-7 Class A4
3-month USD LIBOR + 0.330% 01/25/2022	2.820%	6,631,451	6,511,451
Series 2007-7 Class B
3-month USD LIBOR + 0.750% Floor 0.750% 10/27/2070	3.240%	1,990,000	1,859,175
Series 2008-4 Class A4
3-month USD LIBOR + 1.650% Floor 1.650% 07/25/2022	4.140%	1,923,367	1,947,469
Series 2008-5 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/25/2073	4.340%	5,860,000	5,990,545
Series 2008-6 Class A4
3-month USD LIBOR + 1.100% 07/25/2023	3.590%	6,644,915	6,694,004
Series 2008-8 Class A4
3-month USD LIBOR + 1.500% Floor 1.500% 04/25/2023	3.990%	2,919,855	2,971,087
Series 2008-9 Class B
3-month USD LIBOR + 2.250% Floor 2.250% 10/25/2083	4.740%	5,775,000	6,003,729
Series 2012-3 Class A
1-month USD LIBOR + 0.650% 12/27/2038	3.156%	3,919,125	3,914,377
Wachovia Student Loan Trust(a),(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.170% Floor 0.170% 04/25/2040	2.660%	13,000,000	12,784,026
Total Asset-Backed Securities — Non-Agency (Cost $191,253,591)			191,877,964

Commercial Mortgage-Backed Securities - Agency 4.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
CMO Series K151 Class A3
04/25/2030	3.511%	7,010,000	6,837,860
Series K084 Class A2
10/25/2028	3.780%	7,320,000	7,557,558
Series K155 Class A3
04/25/2033	3.750%	6,990,000	7,038,743
Series S8FX Class A2
03/25/2027	3.291%	13,225,000	13,124,509
Federal National Mortgage Association
04/01/2019	2.300%	7,524,769	7,509,213
06/01/2023	2.766%	3,222,067	3,209,379
12/01/2025	3.260%	15,011,722	15,152,104
03/01/2026	2.860%	4,600,000	4,509,869
08/01/2026	2.330%	6,215,000	5,843,634
05/01/2027	2.828%	5,880,701	5,821,899
05/01/2030	3.690%	12,741,000	12,921,378
05/01/2031	2.850%	6,420,000	6,013,097
07/01/2032	3.270%	5,615,000	5,384,334
11/01/2037	3.210%	7,183,450	6,776,807
Series 2001-M2 Class Z2
06/25/2031	6.300%	29,535	29,781
Federal National Mortgage Association(b)
Series 2017-M11 Class FA
1-month USD LIBOR + 0.470% Floor 0.470%, Cap 6.000% 09/25/2024	2.752%	9,208,491	9,122,418
Government National Mortgage Association(e),(f)
CMO Series 2011-121 Class
06/16/2043	0.523%	7,023,131	78,105
CMO Series 2011-78 Class IX
08/16/2046	0.144%	6,093,885	76,937
CMO Series 2012-55 Class
04/16/2052	0.462%	1,946,759	27,685
Government National Mortgage Association(f)
CMO Series 2012-125 Class IK
08/16/2052	0.561%	14,805,274	126,431
Total Commercial Mortgage-Backed Securities - Agency (Cost $121,589,882)			117,161,741

Commercial Mortgage-Backed Securities - Non-Agency 1.0%

225 Liberty Street Trust(a)
Series 2016-225L Class A
02/10/2036	3.597%	3,090,000	3,073,955
BBCMS Mortgage Trust(a)
Series 2013-TYSN Class A2
09/05/2032	3.756%	3,000,000	3,022,864
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	2,620,000	2,572,489

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	159

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2018
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CGRBS Commercial Mortgage Trust(a)
Series 2013-VNO5 Class A
03/13/2035	3.369%	2,930,000	2,962,010
Commercial Mortgage Trust(a)
Series 2016-787S Class A
02/10/2036	3.545%	3,095,000	3,059,457
GS Mortgage Securities Corp. Trust(a)
Series 2012-SHOP Class A
06/05/2031	2.933%	2,840,000	2,834,194
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2012-HSBC Class A
07/05/2032	3.093%	715,779	713,189
RBS Commercial Funding, Inc., Trust(a),(e)
Series 2013-GSP Class A
01/13/2032	3.834%	3,035,000	3,113,094
VNDO Mortgage Trust(a)
Series 2012-6AVE Class A
11/15/2030	2.996%	3,100,000	3,073,027
Wells Fargo Commercial Mortgage Trust(a),(e)
Series 2013-120B Class A
03/18/2028	2.710%	3,065,000	3,040,403
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $28,018,918)			27,464,682

Commercial Paper 0.2%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Automotive 0.2%
Ford Motor Credit Co. LLC(a)
Series 20 4-2
04/04/2019	3.640%	6,500,000	6,439,557
Total Commercial Paper (Cost $6,448,114)			6,439,557

Common Stocks 0.0%
Issuer	Shares	Value ($)
Utilities —%
Electric Utilities —%
Homer City Holdings(g)	32,056	272,476
Total Utilities		272,476
Total Common Stocks (Cost $1,930,228)		272,476
Corporate Bonds & Notes 31.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.4%
L3 Technologies, Inc.
06/15/2028	4.400%	6,315,000	6,331,217
Northrop Grumman Corp.
01/15/2025	2.930%	2,770,000	2,627,378
01/15/2028	3.250%	2,515,000	2,349,792
Total			11,308,387
Airlines 0.5%
America West Airlines Pass-Through Trust
04/02/2021	7.100%	1,538,401	1,596,683
American Airlines Pass-Through Trust
01/31/2021	5.250%	1,380,663	1,407,901
01/15/2023	4.950%	1,304,809	1,328,572
Continental Airlines Pass-Through Trust
06/15/2021	6.703%	123,454	128,786
04/19/2022	5.983%	8,215,350	8,590,274
Total			13,052,216
Apartment REIT 0.1%
Post Apartment Homes LP
12/01/2022	3.375%	2,315,000	2,288,257
Automotive 1.0%
Ford Motor Credit Co. LLC
05/03/2019	2.021%	7,000,000	6,950,188
01/15/2020	8.125%	1,500,000	1,549,865
11/02/2020	2.343%	3,000,000	2,886,009
03/28/2022	3.339%	1,790,000	1,689,339
Ford Motor Credit Co. LLC(b)
3-month USD LIBOR + 1.080% 08/03/2022	3.662%	1,940,000	1,809,558
Ford Motor Credit Co., LLC(b)
3-month USD LIBOR + 0.880% 10/12/2021	3.305%	2,095,000	2,015,419
General Motors Co.
10/02/2023	4.875%	1,320,000	1,324,151
General Motors Financial Co., Inc.
05/09/2019	2.400%	7,280,000	7,246,003
01/15/2020	3.150%	1,634,000	1,623,552
Total			27,094,084
Banking 9.9%
Bank of America Corp.
01/15/2019	2.600%	866,000	865,944
10/19/2020	2.625%	2,000,000	1,977,944

The accompanying Notes to Financial Statements are an integral part of this statement.
160	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of America Corp.(h)
07/21/2021	2.369%	14,195,000	13,953,955
12/20/2023	3.004%	11,937,000	11,575,285
04/24/2028	3.705%	17,465,000	16,733,112
07/23/2029	4.271%	1,720,000	1,711,061
Bank of America Corp.(b)
Subordinated
3-month USD LIBOR + 0.650% 12/01/2026	3.388%	1,000,000	905,227
Bank of New York Mellon Corp. (The)(h)
05/16/2023	2.661%	5,000,000	4,873,900
Bank of New York Mellon Corp. (The)
09/11/2024	3.250%	1,365,000	1,341,418
Citibank NA
05/01/2020	3.050%	4,090,000	4,081,235
07/23/2021	3.400%	765,000	766,027
Citigroup, Inc.
04/08/2019	2.550%	5,513,000	5,504,990
05/22/2019	8.500%	2,000,000	2,040,394
06/07/2019	2.050%	12,000,000	11,945,496
07/29/2019	2.500%	5,000,000	4,983,520
Citigroup, Inc.(b)
3-month USD LIBOR + 0.770% 04/08/2019	3.178%	8,000,000	8,005,400
Global Bank Corp.(a)
10/20/2021	4.500%	300,000	291,995
Goldman Sachs Group, Inc. (The)
07/08/2024	3.850%	1,750,000	1,704,960
Goldman Sachs Group, Inc. (The)(h)
09/29/2025	3.272%	4,575,000	4,279,720
06/05/2028	3.691%	3,500,000	3,254,387
04/23/2029	3.814%	4,450,000	4,144,534
JPMorgan Chase & Co.(h)
06/18/2022	3.514%	3,000,000	3,004,527
12/05/2024	4.023%	6,770,000	6,819,577
03/01/2025	3.220%	4,475,000	4,324,394
01/23/2029	3.509%	5,750,000	5,419,271
07/23/2029	4.203%	2,150,000	2,142,340
JPMorgan Chase & Co.
05/18/2023	2.700%	3,260,000	3,130,852
07/15/2025	3.900%	3,000,000	2,977,194
JPMorgan Chase Bank NA(b)
3-month USD LIBOR + 0.250% Floor 0.250% 02/13/2020	2.868%	11,680,000	11,658,182
JPMorgan Chase Bank NA(h)
02/01/2021	2.604%	11,815,000	11,732,508
Lloyds Bank PLC
05/07/2021	3.300%	4,195,000	4,166,226
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lloyds Banking Group PLC(h)
11/07/2023	2.907%	3,025,000	2,860,464
Morgan Stanley
05/13/2019	7.300%	15,000,000	15,217,890
07/24/2020	5.500%	2,500,000	2,578,777
Morgan Stanley(b)
3-month USD LIBOR + 0.800% 02/14/2020	3.414%	15,000,000	15,002,655
3-month USD LIBOR + 0.550% 02/10/2021	3.168%	10,000,000	9,908,640
3-month USD LIBOR + 0.930% 07/22/2022	3.399%	4,000,000	3,965,456
PNC Bank NA
10/18/2019	2.400%	5,305,000	5,273,006
Santander UK Group Holdings PLC
08/05/2021	2.875%	9,573,000	9,270,484
Santander UK PLC
06/01/2021	3.400%	3,000,000	2,980,407
State Street Corp.(h)
12/03/2024	3.776%	1,355,000	1,372,630
Wells Fargo & Co.
07/22/2020	2.600%	4,065,000	4,023,765
07/22/2022	2.625%	5,739,000	5,534,887
04/22/2026	3.000%	19,440,000	18,110,809
10/23/2026	3.000%	790,000	731,307
Wells Fargo & Co.(h)
05/22/2028	3.584%	345,000	331,270
Wells Fargo Bank NA
01/15/2020	2.400%	800,000	793,066
10/22/2021	3.625%	4,000,000	4,023,216
Wells Fargo Bank NA(h)
07/23/2021	3.325%	7,100,000	7,085,892
Total			269,380,196
Cable and Satellite 0.8%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	856,000	796,793
Charter Communications Operating LLC/Capital
10/23/2045	6.484%	2,095,000	2,128,363
04/01/2048	5.750%	1,285,000	1,202,259
Comcast Corp.
10/15/2048	4.700%	6,915,000	6,997,199
CSC Holdings LLC
02/15/2019	8.625%	1,000,000	1,005,209
CSC Holdings LLC(a)
07/15/2023	5.375%	1,504,000	1,469,232
02/01/2028	5.375%	855,000	787,472
DISH DBS Corp.
07/15/2022	5.875%	500,000	457,979

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	161

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Intelsat Jackson Holdings SA
08/01/2023	5.500%	382,000	335,771
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	773,000	745,945
07/15/2025	9.750%	1,550,000	1,561,428
Time Warner Cable LLC
11/15/2040	5.875%	2,480,000	2,297,395
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	400,000	366,376
08/15/2026	5.500%	1,000,000	929,778
Total			21,081,199
Chemicals 0.1%
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	1,400,000	1,322,996
SASOL Financing USA LLC
03/27/2024	5.875%	925,000	923,066
Total			2,246,062
Consumer Cyclical Services 0.2%
IHS Markit Ltd.(a)
11/01/2022	5.000%	1,335,000	1,360,611
IHS Markit Ltd.
08/01/2028	4.750%	2,500,000	2,440,162
Matthews International Corp.(a)
12/01/2025	5.250%	1,000,000	931,303
Total			4,732,076
Consumer Products 0.2%
Central Garden & Pet Co.
11/15/2023	6.125%	453,000	452,958
02/01/2028	5.125%	1,430,000	1,286,155
First Quality Finance Co., Inc.(a)
07/01/2025	5.000%	1,692,000	1,520,501
Valvoline, Inc.
07/15/2024	5.500%	1,500,000	1,466,401
Total			4,726,015
Diversified Manufacturing 0.8%
General Electric Co.
01/08/2020	5.500%	5,535,000	5,601,686
01/09/2020	2.200%	5,000,000	4,930,380
10/17/2021	4.650%	4,807,000	4,822,935
01/05/2026	5.550%	4,065,000	4,017,074
01/14/2038	5.875%	517,000	493,995
Itron, Inc.(a)
01/15/2026	5.000%	900,000	824,505
Total			20,690,575
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 2.0%
Appalachian Power Co.
05/15/2033	5.950%	3,225,000	3,657,705
Duke Energy Carolinas LLC
12/15/2041	4.250%	900,000	898,096
Duquesne Light Holdings, Inc.(a)
09/15/2020	6.400%	5,350,000	5,573,411
Entergy Louisiana LLC
04/01/2025	3.780%	5,900,000	5,851,880
ITC Holdings Corp.
07/01/2023	4.050%	1,740,000	1,753,593
11/15/2027	3.350%	1,000,000	957,545
Metropolitan Edison Co.(a)
04/15/2025	4.000%	3,000,000	3,020,760
MidAmerican Energy Co.
10/15/2044	4.400%	5,875,000	6,048,030
NextEra Energy Capital Holdings, Inc.(b)
3-month USD LIBOR + 0.480% 05/04/2021	3.062%	14,250,000	14,152,530
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	855,000	759,726
Northern States Power Co.
08/15/2045	4.000%	2,250,000	2,190,132
PacifiCorp
07/01/2025	3.350%	2,000,000	1,966,574
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	6,950,000	6,530,394
Public Service Co. of Oklahoma
02/01/2021	4.400%	2,256,000	2,291,022
Total			55,651,398
Finance Companies 0.9%
AerCap Ireland Capital DAC/Global Aviation Trust
05/15/2019	3.750%	1,500,000	1,499,767
07/01/2020	4.250%	1,780,000	1,783,688
AerCap Ireland Capital Ltd./Global Aviation Trust
05/15/2021	4.500%	3,735,000	3,741,943
10/01/2021	5.000%	1,000,000	1,014,712
Air Lease Corp.
03/01/2020	4.750%	4,935,000	4,994,990
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	9,500,000	9,164,536
11/15/2035	4.418%	1,732,000	1,451,581
International Lease Finance Corp.
05/15/2019	6.250%	2,000,000	2,018,100
Total			25,669,317

The accompanying Notes to Financial Statements are an integral part of this statement.
162	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 1.4%
Anheuser-Busch Companies LLC/ InBev Worldwide, Inc.(a)
02/01/2046	4.900%	7,834,000	7,248,667
Bacardi Ltd.(a)
05/15/2028	4.700%	1,250,000	1,185,360
05/15/2048	5.300%	1,500,000	1,341,093
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%	945,000	744,188
Constellation Brands, Inc.
11/15/2019	3.875%	4,000,000	4,015,772
General Mills, Inc.
04/17/2028	4.200%	4,500,000	4,407,948
Kraft Heinz Foods Co.
07/15/2025	3.950%	3,060,000	2,956,453
06/01/2026	3.000%	1,200,000	1,070,801
07/15/2045	5.200%	6,250,000	5,644,037
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	926,000	902,562
Mondelez International, Inc.(a)
10/28/2019	1.625%	3,428,000	3,380,536
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	762,000	694,656
Post Holdings, Inc.(a)
08/15/2026	5.000%	108,000	98,391
03/01/2027	5.750%	2,565,000	2,403,956
Tyson Foods, Inc.
09/28/2023	3.900%	1,285,000	1,282,634
Total			37,377,054
Gaming 0.3%
GLP Capital LP/Financing II, Inc.
11/01/2020	4.875%	1,525,000	1,541,658
11/01/2023	5.375%	2,120,000	2,149,977
06/01/2025	5.250%	1,860,000	1,852,519
06/01/2028	5.750%	870,000	864,944
01/15/2029	5.300%	2,325,000	2,280,972
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	1,036,000	1,025,392
Total			9,715,462
Health Care 1.4%
Becton Dickinson and Co.(b)
3-month USD LIBOR + 0.875% 12/29/2020	3.678%	4,000,000	3,972,832
Becton Dickinson and Co.
06/06/2022	2.894%	2,000,000	1,936,232
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	936,000	874,115
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHS/Community Health Systems, Inc.(a)
01/15/2024	8.625%	402,000	398,515
CVS Health Corp.
08/12/2019	2.250%	4,000,000	3,978,376
07/20/2045	5.125%	2,035,000	1,984,349
03/25/2048	5.050%	7,230,000	7,053,841
Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/2019	5.625%	1,904,000	1,925,272
Hartford HealthCare Corp.
04/01/2044	5.746%	3,000,000	3,261,843
HCA, Inc.
02/15/2020	6.500%	2,560,000	2,624,133
05/01/2023	4.750%	625,000	615,512
03/15/2024	5.000%	625,000	620,282
04/15/2025	5.250%	966,000	964,013
IQVIA, Inc.(a)
10/15/2026	5.000%	825,000	793,957
NYU Langone Hospitals
07/01/2042	4.428%	5,936,000	5,990,024
Teleflex, Inc.
11/15/2027	4.625%	752,000	699,959
Tenet Healthcare Corp.
06/01/2020	4.750%	600,000	599,539
07/15/2024	4.625%	850,000	791,768
Total			39,084,562
Healthcare Insurance 0.8%
Anthem, Inc.
08/15/2019	2.250%	3,000,000	2,983,725
08/15/2021	3.700%	2,355,000	2,370,265
05/15/2022	3.125%	3,000,000	2,957,703
12/01/2047	4.375%	1,500,000	1,395,995
Centene Corp.
02/15/2021	5.625%	971,000	980,155
01/15/2025	4.750%	800,000	764,788
Centene Corp.(a)
06/01/2026	5.375%	808,000	789,022
Halfmoon Parent, Inc.(a)
07/15/2023	3.750%	4,000,000	3,990,184
08/15/2038	4.800%	3,000,000	2,950,998
Molina Healthcare, Inc.
11/15/2022	5.375%	1,677,000	1,621,199
UnitedHealth Group, Inc.
01/15/2047	4.200%	1,500,000	1,491,042
WellCare Health Plans, Inc.
04/01/2025	5.250%	806,000	775,931
Total			23,071,007

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	163

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare REIT 1.5%
Alexandria Real Estate Equities, Inc.
06/15/2023	3.900%	5,065,000	5,088,719
HCP, Inc.
02/01/2020	2.625%	1,500,000	1,489,179
11/15/2023	4.250%	7,150,000	7,163,006
08/15/2024	3.875%	2,000,000	1,962,916
Healthcare Trust of America Holdings LP
07/15/2021	3.375%	8,900,000	8,842,177
Ventas Realty LP
01/15/2026	4.125%	7,205,000	7,125,666
10/15/2026	3.250%	4,095,000	3,808,895
Ventas Realty LP/Capital Corp.
04/01/2020	2.700%	905,000	897,697
03/01/2022	4.250%	978,000	997,013
Welltower, Inc.
01/15/2021	4.950%	667,000	682,763
06/01/2025	4.000%	4,305,000	4,233,059
Total			42,291,090
Independent Energy 0.4%
Antero Resources Corp.
12/01/2022	5.125%	250,000	234,988
03/01/2025	5.000%	500,000	452,622
Canadian Natural Resources Ltd.
06/01/2027	3.850%	1,200,000	1,135,327
EQT Corp.
10/01/2027	3.900%	2,000,000	1,729,526
Hess Corp.
02/15/2041	5.600%	2,000,000	1,760,320
Marathon Oil Corp.
07/15/2023	8.125%	2,000,000	2,197,944
Matador Resources Co.
09/15/2026	5.875%	550,000	506,320
Parsley Energy LLC/Finance Corp.(a)
01/15/2025	5.375%	1,500,000	1,388,094
Range Resources Corp.
03/15/2023	5.000%	700,000	618,015
05/15/2025	4.875%	700,000	575,230
Total			10,598,386
Life Insurance 0.6%
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	1,850,000	1,844,859
MassMutual Global Funding II(a)
10/17/2022	2.500%	3,370,000	3,261,634
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MetLife, Inc.
Junior Subordinated
12/15/2036	6.400%	3,175,000	3,215,840
Pricoa Global Funding I(a)
05/16/2019	2.200%	4,000,000	3,988,196
Prudential Insurance Co. of America (The)(a)
Subordinated
07/01/2025	8.300%	500,000	615,542
Teachers Insurance & Annuity Association of America(a),(h)
Subordinated
09/15/2054	4.375%	3,920,000	3,978,612
Total			16,904,683
Media and Entertainment 0.0%
Clear Channel International BV(a)
12/15/2020	8.750%	541,000	551,897
Metals and Mining 0.0%
Volcan Cia Minera SAA(a)
02/02/2022	5.375%	150,000	150,202
Midstream 1.5%
Enbridge Energy Partners LP
10/15/2025	5.875%	2,500,000	2,710,650
Energy Transfer Equity LP
06/01/2027	5.500%	341,000	333,091
Energy Transfer Partners LP
02/01/2024	4.900%	1,350,000	1,357,920
01/15/2026	4.750%	1,500,000	1,455,314
02/01/2042	6.500%	1,525,000	1,537,827
03/15/2045	5.150%	2,000,000	1,736,614
Energy Transfer Partners LP/Regency Finance Corp.
11/01/2023	4.500%	1,000,000	997,527
EQT Midstream Partners LP
07/15/2028	5.500%	2,300,000	2,259,046
Florida Gas Transmission Co. LLC(a)
05/15/2019	7.900%	1,902,000	1,931,500
Kinder Morgan Energy Partners LP
02/01/2024	4.150%	1,000,000	994,062
03/15/2035	5.800%	1,000,000	1,029,886
Peru LNG Srl(a)
03/22/2030	5.375%	1,150,000	1,115,042
Plains All American Pipeline LP/Finance Corp.
10/15/2023	3.850%	1,500,000	1,450,628
10/15/2025	4.650%	3,973,000	3,891,089
Rockies Express Pipeline LLC(a)
01/15/2019	6.000%	1,500,000	1,500,898
04/15/2020	5.625%	2,611,000	2,640,624

The accompanying Notes to Financial Statements are an integral part of this statement.
164	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sabine Pass Liquefaction LLC
05/15/2024	5.750%	4,086,000	4,268,767
Sunoco Logistics Partners Operations LP
10/01/2047	5.400%	3,000,000	2,704,707
Williams Companies, Inc. (The)
11/15/2023	4.500%	2,500,000	2,516,355
09/15/2025	4.000%	2,350,000	2,273,204
04/15/2040	6.300%	1,000,000	1,061,015
Total			39,765,766
Office REIT 0.5%
Boston Properties LP
05/15/2021	4.125%	1,351,000	1,370,344
09/01/2023	3.125%	625,000	604,296
01/15/2025	3.200%	3,010,000	2,874,800
Piedmont Operating Partnership LP
06/01/2023	3.400%	4,815,000	4,702,488
SL Green Operating Partnership LP
10/15/2022	3.250%	4,000,000	3,864,936
Total			13,416,864
Oil Field Services 0.1%
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	1,136,000	1,090,095
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	839,000	808,445
Transocean Proteus Ltd.(a)
12/01/2024	6.250%	448,000	433,060
Total			2,331,600
Other REIT 0.0%
American Campus Communities Operating Partnership LP
10/01/2020	3.350%	805,000	802,150
Packaging 0.2%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
02/15/2025	6.000%	1,950,000	1,801,724
Berry Global, Inc.(a)
02/15/2026	4.500%	582,000	535,290
Crown Americas LLC/Capital Corp. V
09/30/2026	4.250%	400,000	361,097
Multi-Color Corp.(a)
11/01/2025	4.875%	500,000	429,843
OI European Group BV(a)
03/15/2023	4.000%	135,000	126,910
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	1,938,215	1,933,159
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sealed Air Corp.(a)
12/01/2022	4.875%	1,022,000	1,013,546
09/15/2025	5.500%	591,000	584,988
Total			6,786,557
Paper 0.1%
Westrock Co.(a)
03/15/2029	4.900%	2,710,000	2,790,362
Pharmaceuticals 2.0%
AbbVie, Inc.
05/14/2025	3.600%	1,450,000	1,393,882
05/14/2026	3.200%	950,000	879,923
11/14/2028	4.250%	2,000,000	1,947,896
Allergan Finance LLC
10/01/2022	3.250%	2,000,000	1,948,128
Amgen, Inc.
05/01/2045	4.400%	2,180,000	2,042,523
06/15/2051	4.663%	3,283,000	3,109,106
Bausch Health Companies, Inc.(a)
03/15/2024	7.000%	750,000	759,689
04/15/2025	6.125%	347,000	301,591
11/01/2025	5.500%	1,049,000	980,261
04/01/2026	9.250%	252,000	252,799
Bayer US Finance II LLC(a)
12/15/2028	4.375%	5,705,000	5,438,850
Bayer US Finance LLC(a)
10/08/2019	2.375%	4,700,000	4,678,216
10/08/2024	3.375%	3,000,000	2,833,341
Biogen, Inc.
09/15/2045	5.200%	2,406,000	2,466,251
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	600,000	564,380
Celgene Corp.
08/15/2045	5.000%	4,880,000	4,505,577
Gilead Sciences, Inc.
02/01/2025	3.500%	2,483,000	2,425,536
03/01/2046	4.750%	750,000	744,437
Johnson & Johnson
01/15/2038	3.400%	3,000,000	2,800,512
12/05/2043	4.500%	485,000	519,883
Shire Acquisitions Investments Ireland DAC
09/23/2019	1.900%	10,000,000	9,860,710
Teva Pharmaceutical Finance IV LLC
03/18/2020	2.250%	3,000,000	2,918,139
Total			53,371,630

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	165

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.5%
Berkshire Hathaway Finance Corp.
08/15/2048	4.200%	3,000,000	2,978,934
Farmers Exchange Capital(a)
Subordinated
07/15/2028	7.050%	3,225,000	3,728,890
Farmers Exchange Capital II(a),(h)
Subordinated
11/01/2053	6.151%	3,810,000	4,111,401
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	5.078%	2,815,000	2,815,873
Total			13,635,098
Railroads 0.1%
Union Pacific Corp.
09/10/2028	3.950%	2,000,000	1,998,836
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	2,122,000	1,948,692
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2027	4.750%	1,000,000	930,590
Total			2,879,282
Retail REIT 0.3%
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
09/17/2019	2.700%	7,485,000	7,458,458
Retailers 0.6%
Alimentation Couche-Tard, Inc.(a)
07/26/2022	2.700%	1,365,000	1,319,630
Home Depot, Inc. (The)
12/06/2028	3.900%	1,495,000	1,529,418
Rite Aid Corp.(a)
04/01/2023	6.125%	2,242,000	1,771,514
Walgreens Boots Alliance, Inc.
11/18/2019	2.700%	2,000,000	1,991,162
06/01/2026	3.450%	1,400,000	1,316,451
11/18/2044	4.800%	2,500,000	2,283,938
Walmart, Inc.
06/26/2025	3.550%	6,255,000	6,316,061
Total			16,528,174
Technology 0.5%
Broadcom Corp./Cayman Finance Ltd.
01/15/2020	2.375%	7,000,000	6,915,685
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dell International LLC/EMC Corp.(a)
06/01/2019	3.480%	5,480,000	5,466,930
NXP BV/Funding LLC(a)
06/01/2021	4.125%	1,500,000	1,484,528
Total			13,867,143
Tobacco 0.2%
BAT Capital Corp.
08/15/2022	2.764%	4,590,000	4,332,919
Reynolds American, Inc.
05/01/2020	6.875%	1,450,000	1,508,313
Total			5,841,232
Wireless 0.7%
American Tower Corp.
06/01/2020	2.800%	678,000	672,735
06/15/2023	3.000%	2,400,000	2,302,330
Sprint Corp.
06/15/2024	7.125%	950,000	939,967
03/01/2026	7.625%	500,000	499,104
Sprint Spectrum Co. I/II/III LLC(a)
09/20/2021	3.360%	3,437,500	3,393,596
03/20/2025	4.738%	6,795,000	6,669,625
03/20/2028	5.152%	780,000	765,655
T-Mobile USA, Inc.
04/15/2024	6.000%	791,000	791,274
Vodafone Group PLC
05/30/2028	4.375%	3,000,000	2,908,020
Total			18,942,306
Wirelines 1.0%
AT&T, Inc.
03/01/2037	5.250%	6,180,000	6,059,336
06/15/2044	4.800%	2,975,000	2,668,539
06/15/2045	4.350%	2,849,000	2,418,112
05/15/2046	4.750%	5,382,000	4,784,049
Verizon Communications, Inc.
08/10/2033	4.500%	2,445,000	2,415,755
03/15/2039	4.812%	2,000,000	1,967,384
11/01/2042	3.850%	3,750,000	3,238,766
08/21/2046	4.862%	2,050,000	2,017,077
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	768,000	683,493
Total			26,252,511
Total Corporate Bonds & Notes (Cost $880,551,393)			864,332,094

The accompanying Notes to Financial Statements are an integral part of this statement.
166	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2018
Foreign Government Obligations(i) 1.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Argentina 0.0%
Argentine Republic Government International Bond
04/22/2021	6.875%	1,000,000	905,523
Bahrain 0.0%
Bahrain Government International Bond(a)
10/12/2028	7.000%	700,000	701,513
Brazil 0.0%
Brazilian Government International Bond
01/13/2028	4.625%	800,000	771,654
Chile 0.1%
Chile Government International Bond
10/30/2022	2.250%	1,200,000	1,157,681
Colombia 0.0%
Colombia Government International Bond
01/28/2026	4.500%	1,000,000	1,002,193
Croatia 0.0%
Croatia Government International Bond(a)
07/14/2020	6.625%	1,100,000	1,144,139
Dominican Republic 0.1%
Dominican Republic International Bond(a)
01/28/2024	6.600%	1,200,000	1,251,416
Egypt 0.0%
Egypt Government International Bond(a)
02/21/2023	5.577%	550,000	522,121
Indonesia 0.1%
Indonesia Asahan Aluminium Persero PT(a)
11/15/2028	6.530%	1,000,000	1,052,040
PT Perusahaan Gas Negara Persero Tbk(a)
05/16/2024	5.125%	1,100,000	1,097,369
Total			2,149,409
Kazakhstan 0.1%
Kazakhstan Government International Bond(a)
07/21/2025	5.125%	1,200,000	1,269,663
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%	300,000	295,194
Total			1,564,857
Mexico 0.3%
Banco Nacional de Comercio Exterior SNC(a),(h)
Subordinated
08/11/2026	3.800%	300,000	286,711
Foreign Government Obligations(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mexico Government International Bond
01/11/2028	3.750%	850,000	796,311
Petroleos Mexicanos
03/13/2027	6.500%	2,715,000	2,558,358
02/12/2028	5.350%	2,320,000	2,029,896
01/23/2029	6.500%	3,555,000	3,315,037
Total			8,986,313
Netherlands 0.0%
Petrobras Global Finance BV
02/01/2029	5.750%	700,000	648,889
Oman 0.1%
Oman Government International Bond(a)
01/17/2028	5.625%	1,350,000	1,188,911
Paraguay 0.0%
Paraguay Government International Bond(a)
01/25/2023	4.625%	200,000	201,431
Peru 0.0%
Fondo MIVIVIENDA SA(a)
01/31/2023	3.500%	500,000	481,286
Petroleos del Peru SA(a)
06/19/2032	4.750%	300,000	287,798
Total			769,084
Qatar 0.1%
Qatar Government International Bond(a)
04/23/2028	4.500%	1,225,000	1,279,722
Russian Federation 0.1%
Russian Foreign Bond - Eurobond(a)
09/16/2023	4.875%	1,600,000	1,633,664
Saudi Arabia 0.1%
Saudi Arabia Government International Bond(a)
04/17/2025	4.000%	820,000	814,046
Saudi Government International Bond(a)
10/26/2046	4.500%	540,000	487,478
Total			1,301,524
South Africa 0.0%
South Africa Government International Bond
01/17/2024	4.665%	850,000	832,169
Turkey 0.0%
Turkey Government International Bond
03/23/2023	3.250%	1,070,000	962,380

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	167

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2018
Foreign Government Obligations(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Arab Emirates 0.0%
DP World Crescent Ltd.(a)
09/26/2028	4.848%	740,000	725,110
Uruguay 0.0%
Uruguay Government International Bond
10/27/2027	4.375%	600,000	603,400
Total Foreign Government Obligations (Cost $30,841,299)			30,303,103

Inflation-Indexed Bonds 1.9%

United States 1.9%
U.S. Treasury Inflation-Indexed Bond
07/15/2024	0.125%	7,114,334	6,828,147
07/15/2025	0.375%	6,275,646	6,055,332
07/15/2028	0.750%	20,869,120	20,441,188
02/15/2048	1.000%	17,843,700	16,929,648
Total			50,254,315
Total Inflation-Indexed Bonds (Cost $50,627,255)			50,254,315

Municipal Bonds 0.9%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 0.3%
City of New York
Unlimited General Obligation Bonds
Build America Bonds
Series 2009
10/01/2031	5.206%	2,400,000	2,721,120
Series 2010
10/01/2024	5.047%	5,000,000	5,447,850
Total			8,168,970
Special Non Property Tax 0.4%
New York City Transitional Finance Authority
Revenue Bonds
Qualified School Construction Bonds
Subordinated Series 2010
08/01/2027	5.008%	3,570,000	3,941,566
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds
Build America Bonds
Series 2010
08/01/2037	5.508%	2,110,000	2,477,604
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Dormitory Authority
Revenue Bonds
Build America Bonds
Series 2010
03/15/2030	5.500%	3,545,000	4,059,308
Total			10,478,478
Special Property Tax 0.2%
New York State Urban Development Corp.
Revenue Bonds
Taxable State Personal Income Tax
Series 2013
03/15/2022	3.200%	4,375,000	4,402,694
State General Obligation 0.0%
Commonwealth of Massachusetts
Limited General Obligation Bonds
Series 2016E
04/01/2041	3.000%	1,855,000	1,613,739
Total Municipal Bonds (Cost $24,827,679)			24,663,881

Residential Mortgage-Backed Securities - Agency 28.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(d)
01/20/2030	3.500%	2,400,000	2,430,328
01/14/2049	4.500%	27,455,000	28,418,455
Federal Home Loan Mortgage Corp.
04/01/2031- 03/01/2047	3.000%	94,716,149	92,536,571
09/01/2032- 03/01/2048	3.500%	163,453,929	163,981,848
07/01/2035- 10/01/2048	5.000%	12,514,915	13,136,387
04/01/2036- 09/01/2039	6.000%	249,231	268,686
06/01/2038- 01/01/2040	5.500%	907,967	967,553
03/01/2039- 10/01/2048	4.500%	20,568,185	21,381,716
08/01/2044- 06/01/2048	4.000%	23,570,330	24,197,403
Federal Home Loan Mortgage Corp.(b)
CMO Series 2863 Class FM
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 7.000% 10/15/2031	2.955%	1,728,586	1,738,618

The accompanying Notes to Financial Statements are an integral part of this statement.
168	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b),(f)
CMO Series 2980 Class SL
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 11/15/2034	4.245%	319,126	59,516
Federal Home Loan Mortgage Corp.(f)
CMO Series 4037 Class PI
04/15/2027	3.000%	753,591	52,155
CMO Series 4090 Class EI
08/15/2022	2.500%	680,819	19,965
CMO Series 4093 Class IA
03/15/2042	4.000%	2,157,500	554,210
Federal National Mortgage Association
12/01/2025- 02/01/2048	3.500%	94,429,308	94,578,197
06/01/2032- 08/01/2043	3.000%	21,897,726	21,758,471
05/01/2033- 08/01/2039	5.000%	347,114	367,621
11/01/2038- 11/01/2040	6.000%	3,647,252	3,998,244
08/01/2043- 07/01/2047	4.000%	94,043,827	96,100,706
02/01/2046- 08/01/2048	4.500%	39,480,902	40,918,169
CMO Series 2013-13 Class PH
04/25/2042	2.500%	6,087,631	6,013,880
CMO Series 2018-54 Class KA
01/25/2047	3.500%	7,883,980	7,989,757
CMO Series 2018-86 Class JA
05/25/2047	4.000%	6,099,816	6,283,857
CMO Series 2018-94D Class KD
12/25/2048	3.500%	6,000,000	6,082,780
Federal National Mortgage Association(d)
01/17/2034	3.000%	210,000	209,479
01/14/2049	3.500%	45,000	44,992
Federal National Mortgage Association(b),(f)
CMO Series 2004-94 Class HJ
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 10/25/2034	4.194%	106,613	4,410
CMO Series 2006-8 Class HL
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 03/25/2036	4.194%	1,516,052	237,785
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-81 Class NS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/25/2042	3.694%	607,233	57,725
Federal National Mortgage Association(f)
CMO Series 2013-45 Class IK
02/25/2043	3.000%	436,296	62,040
Government National Mortgage Association
08/15/2033- 05/20/2047	4.500%	26,304,054	27,385,858
04/15/2035- 10/20/2047	5.000%	13,384,049	13,955,517
07/15/2040- 11/20/2047	4.000%	12,339,212	12,649,476
04/20/2046- 04/20/2047	3.500%	50,398,458	50,764,214
12/20/2046- 11/20/2047	3.000%	31,960,303	31,506,411
Government National Mortgage Association(d)
01/21/2044	4.000%	810,000	829,364
01/23/2049	4.500%	25,000	25,869
Government National Mortgage Association(j)
CMO Series 2006-26 Class
06/20/2036	0.000%	41,730	35,733
Government National Mortgage Association(b),(f)
CMO Series 2013-124 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2041	3.680%	1,393,855	89,598
Total Residential Mortgage-Backed Securities - Agency (Cost $785,709,812)			771,693,564

Residential Mortgage-Backed Securities - Non-Agency 7.0%

Asset-Backed Funding Certificates Trust(b)
CMO Series 2005-HE1 Class M1
1-month USD LIBOR + 0.630% Floor 0.630% 03/25/2035	3.136%	5,233,302	5,218,896
Banc of America Funding Trust(b)
CMO Series 2006-G Class 2A1
1-month USD LIBOR + 0.220% Floor 0.220%, Cap 10.500% 07/20/2036	2.690%	2,653,933	2,629,449
BCAP LLC Trust(b)
CMO Series 2007-AA1 Class 2A1
1-month USD LIBOR + 0.180% Floor 0.180% 03/25/2037	2.686%	8,010,410	7,749,815

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	169

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BCAP LLC Trust(a),(e)
CMO Series 2013-RR5 Class 2A1
03/26/2037	3.320%	1,552,290	1,562,058
CMO Series 2014-RR2 Class 11A1
05/26/2037	2.647%	1,904,302	1,894,601
Citigroup Mortgage Loan Trust, Inc.(b)
CMO Series 2006-NC1 Class A2C
1-month USD LIBOR + 0.140% Floor 0.140% 08/25/2036	2.786%	268,182	268,044
Citigroup Mortgage Loan Trust, Inc.(a),(b)
CMO Series 2015-6 Class 1A1
1-month USD LIBOR + 0.210% Floor 0.210% 05/20/2047	2.511%	1,895,501	1,877,003
Citigroup Mortgage Loan Trust, Inc.(a),(e)
CMO Series 2015-6 Class 2A1
12/25/2035	2.588%	3,567,419	3,523,362
CitiMortgage Alternative Loan Trust
CMO Series 2006-A5 Class 1A12
10/25/2036	6.000%	2,361,886	2,261,698
Countrywide Alternative Loan Trust(b)
CMO Series 2005-76 Class 1A1
1-year MTA + 1.480% Floor 1.480% 01/25/2036	3.732%	4,854,087	4,790,053
Countrywide Alternative Loan Trust(e)
CMO Series 2006-HY12 Class A5
08/25/2036	3.872%	8,546,952	8,718,770
Credit Suisse First Boston Mortgage Securities Corp.(e)
CMO Series 2004-AR8 Class 7A1
09/25/2034	4.348%	156,021	154,559
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates(e)
CMO Series 2004-AR5 Class 2A1
06/25/2034	4.205%	1,252,925	1,256,546
Credit Suisse Mortgage Capital Certificates(a),(b)
CMO Series 2014-6R Class 5A1
1-month USD LIBOR + 0.120% Floor 0.120% 07/27/2036	2.435%	941,570	932,352
CMO Series 2015-5R Class 2A1
1-month USD LIBOR + 0.280% Floor 0.280% 04/27/2047	2.595%	3,457,855	3,405,498
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2015-5R Class 1A1
09/27/2046	2.873%	5,285,987	5,167,536
Series 2009-14R Class 2A1
06/26/2037	5.000%	41,518	41,435
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSMC Trust(a),(e)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	13,153,307	13,313,166
First Horizon Alternative Mortgage Securities Trust(e)
CMO Series 2005-AA10 Class 2A1
12/25/2035	3.813%	2,678,245	2,371,859
CMO Series 2005-AA7 Class 2A1
09/25/2035	4.092%	2,250,608	2,144,879
CMO Series 2005-AA8 Class 2A1
10/25/2035	4.136%	4,603,679	3,904,305
First Horizon Alternative Mortgage Securities Trust
CMO Series 2006-FA8 Class 1A11
02/25/2037	6.000%	1,225,749	928,038
GMAC Mortgage Loan Trust(e)
CMO Series 2005-AR6 Class 2A1
11/19/2035	4.075%	2,109,116	2,015,121
GS Mortgage-Backed Securities Trust(a)
CMO Series 2018-RPL1 Class A1A
10/25/2057	3.750%	12,375,131	12,165,942
GSAA Home Equity Trust(b)
CMO Series 2005-9 Class 1A1
1-month USD LIBOR + 0.280% Floor 0.280% 08/25/2035	3.066%	163,220	162,671
GSR Mortgage Loan Trust(e)
CMO Series 2005-AR6 Class 4A5
09/25/2035	4.431%	740,531	746,593
HarborView Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A1A
1-month USD LIBOR + 0.200% Floor 0.200% 11/19/2036	2.670%	14,446,985	12,815,858
IndyMac Index Mortgage Loan Trust(b)
CMO Series 2006-AR27 Class 1A3
1-month USD LIBOR + 0.270% Floor 0.270%, Cap 10.500% 10/25/2036	2.776%	5,416,324	3,453,714
JPMorgan Mortgage Acquisition Corp.(b)
CMO Series 2006-FRE1 Class M1
1-month USD LIBOR + 0.390% Floor 0.390% 05/25/2035	2.896%	10,000,000	9,882,387
Merrill Lynch First Franklin Mortgage Loan Trust(b)
CMO Series 2007-2 Class A2C
1-month USD LIBOR + 0.240% Floor 0.240% 05/25/2037	2.746%	4,587,922	3,068,047

The accompanying Notes to Financial Statements are an integral part of this statement.
170	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Merrill Lynch Mortgage-Backed Securities Trust(b)
CMO Series 2007-2 Class 1A1
1-year CMT + 2.400% Floor 2.400% 08/25/2036	4.652%	2,046,991	1,985,827
Morgan Stanley Mortgage Loan Trust(b)
CMO Series 2005-2AR Class A
1-month USD LIBOR + 0.260% Floor 0.260%, Cap 11.000% 04/25/2035	2.766%	1,880,373	1,834,240
MortgageIT Trust(b)
CMO Series 2005-4 Class A1
1-month USD LIBOR + 0.280% Floor 0.280%, Cap 11.500% 10/25/2035	2.786%	4,721,378	4,631,027
Nationstar Home Equity Loan Trust(b)
CMO Series 2006-B Class AV4
1-month USD LIBOR + 0.280% Floor 0.280% 09/25/2036	2.786%	5,886,666	5,857,620
New Century Home Equity Loan Trust(b)
CMO Series 2005-1 Class M1
1-month USD LIBOR + 0.675% Floor 0.675%, Cap 12.500% 03/25/2035	3.181%	12,195,763	12,098,381
Option One Mortgage Loan Trust(b)
CMO Series 2006-1 Class 1A1
1-month USD LIBOR + 0.220% Floor 0.220% 01/25/2036	2.726%	10,767,205	10,510,522
RALI Trust(e)
CMO Series 2005-QA8 Class CB21
07/25/2035	4.564%	1,833,605	1,427,062
Residential Asset Securities Corp. Trust(b)
CMO Series 2005-KS8 Class M2
1-month USD LIBOR + 0.450% Floor 0.450% 08/25/2035	3.181%	72,134	72,139
Saxon Asset Securities Trust(b)
CMO Series 2006-2 Class A2
1-month USD LIBOR + 0.130% Floor 0.130% 09/25/2036	2.636%	1,581,000	1,570,598
Structured Asset Investment Loan Trust(b)
CMO Series 2005-8 Class A4
1-month USD LIBOR + 0.720% 10/25/2035	3.226%	624,111	623,993
Structured Asset Mortgage Investments II Trust(b)
CMO Series 2006-AR3 Class 12A1
1-month USD LIBOR + 0.220% Floor 0.220%, Cap 10.500% 05/25/2036	2.726%	10,411,302	9,343,549
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WaMu Mortgage Pass-Through Certificates Trust(e)
CMO Series 2003-AR10 Class A7
10/25/2033	4.488%	1,020,024	1,030,513
CMO Series 2003-AR9 Class 1A6
09/25/2033	4.331%	716,139	731,449
CMO Series 2005-AR4 Class A5
04/25/2035	3.734%	1,257,040	1,223,498
CMO Series 2007-HY2 Class 1A1
12/25/2036	3.645%	3,829,771	3,736,037
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2005-AR15 Class A1A1
1-month USD LIBOR + 0.260% 11/25/2045	2.575%	3,759,508	3,720,862
CMO Series 2006-AR11 Class 1A
1-year MTA + 0.960% Floor 0.960% 09/25/2046	3.212%	7,004,037	6,296,268
CMO Series 2006-AR4 Class 1A1A
1-year MTA + 0.940% Floor 0.940% 05/25/2046	3.192%	4,637,308	4,634,797
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $186,710,418)			189,752,637

Senior Loans 0.6%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.1%
CSC Holdings LLC(b),(k)
Term Loan
3-month USD LIBOR + 2.250% 01/15/2026	4.745%	1,400,000	1,323,000
Telenet Financing LLC(b),(k)
Term Loan
3-month USD LIBOR + 2.250% 08/15/2026	4.705%	750,000	711,990
Unitymedia Finance LLC(b),(k)
Tranche E Term Loan
3-month USD LIBOR + 2.000% 06/01/2023	4.455%	850,000	823,149
Total			2,858,139
Electric 0.0%
Homer City Generation LP(b),(k)
Term Loan
3-month USD LIBOR + 11.000% Floor 1.000% 04/05/2023	13.530%	383,529	365,629

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	171

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Vistra Operations Co. LLC(b),(k)
Term Loan
3-month USD LIBOR + 2.000% Floor 0.750% 08/04/2023	4.522%	281,613	270,895
Total			636,524
Environmental 0.0%
Clean Harbors, Inc.(b),(k)
Term Loan
3-month USD LIBOR + 1.750% 06/28/2024	4.272%	348,232	336,479
Finance Companies 0.1%
Avolon Borrower 1 LLC(b),(k),(l)
Tranche B3 Term Loan
3-month USD LIBOR + 2.000% Floor 0.750% 01/15/2025		461,472	442,630
Delos Finance SARL(b),(k)
Term Loan
3-month USD LIBOR + 1.750% 10/06/2023	4.553%	965,000	936,532
Total			1,379,162
Gaming 0.1%
CEOC LLC/Caesars Entertainment Operating Co.(b),(k)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 10/07/2024	4.522%	397,990	377,096
Churchill Downs, Inc.(b),(k)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 12/27/2024	4.530%	397,990	382,568
Twin River Management Group, Inc.(b),(k)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 07/10/2020	6.303%	1,070,122	1,054,070
Total			1,813,734
Health Care 0.1%
Gentiva Health Services, Inc.(b),(k)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 07/02/2025	6.313%	279,300	270,223
Iqvia, Inc./Quintiles IMS(b),(k)
Tranche B2 Term Loan
3-month USD LIBOR + 2.000% 01/17/2025	4.522%	447,733	433,553
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
MPH Acquisition Holdings LLC(b),(k),(l)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 06/07/2023	5.553%	1,255,223	1,186,185
Total			1,889,961
Integrated Energy 0.1%
PowerTeam Services, LLC(b),(k)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 03/06/2025	6.063%	1,458,435	1,407,390
Midstream 0.0%
Energy Transfer Equity LP(b),(k)
Term Loan
3-month USD LIBOR + 2.000% 02/02/2024	4.522%	250,000	243,303
Oil Field Services 0.0%
EMG Utica LLC(b),(c),(k)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 03/27/2020	6.553%	762,324	748,983
Other Financial Institutions 0.0%
PODS LLC(b),(k)
Tranche B4 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 12/06/2024	5.182%	447,734	427,957
Packaging 0.0%
Reynolds Group Holdings, Inc.(b),(k)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	5.272%	1,075,305	1,021,540
Restaurants 0.0%
New Red Finance, Inc./Burger King/Tim Hortons(b),(k)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 02/16/2024	4.772%	398,815	379,205
Technology 0.0%
First Data Corp.(b),(k)
Term Loan
3-month USD LIBOR + 2.000% 04/26/2024	4.504%	460,000	438,380

The accompanying Notes to Financial Statements are an integral part of this statement.
172	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2018
Senior Loans (continued)
Borrower	Coupon Rate		Principal Amount ($)	Value ($)
SS&C Technologies Holdings, Inc.(b),(k)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 04/16/2025	4.772%		655,429	617,040
Tranche B4 Term Loan
3-month USD LIBOR + 2.250% 04/16/2025	4.772%		245,427	231,053
Total				1,286,473
Wireless 0.1%
SBA Senior Finance II LLC(b),(k)
Term Loan
3-month USD LIBOR + 2.000% 04/11/2025	4.530%		1,447,725	1,385,068
Sprint Communications, Inc.(b),(k)
Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 02/02/2024	5.063%		467,620	443,851
3-month USD LIBOR + 3.000% Floor 0.750% 02/02/2024	5.563%		250,000	241,250
Total				2,070,169
Total Senior Loans (Cost $17,131,317)				16,499,019

Treasury Bills(m) 1.2%
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Japan 1.1%
Japan Treasury Discount Bills
01/09/2019	(0.330%)	JPY	3,165,000,000	28,878,735
Treasury Bills(m) (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 0.1%
U.S. Treasury Bills(n)
03/28/2019	2.320%	3,021,000	3,004,406
Total Treasury Bills (Cost $30,861,568)			31,883,141

U.S. Treasury Obligations 13.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
09/30/2020	2.750%	10,900,000	10,941,324
09/30/2023	2.875%	12,575,000	12,781,151
10/31/2023	2.875%	89,880,000	91,387,326
12/31/2023	2.625%	11,395,000	11,456,010
11/15/2028	3.125%	88,945,000	92,267,381
08/15/2048	3.000%	20,195,000	20,101,594
11/15/2048	3.375%	126,780,000	135,593,791
Total U.S. Treasury Obligations (Cost $364,158,044)			374,528,577

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(o),(p)	54,660,794	54,655,328
Total Money Market Funds (Cost $54,655,328)		54,655,328
Total Investments in Securities (Cost: $2,775,314,846)		2,751,782,079
Other Assets & Liabilities, Net		(28,911,864)
Net Assets		2,722,870,215

At December 31, 2018, securities and/or cash totaling $3,004,310 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
3,165,000,000 JPY	28,122,959 USD	Goldman Sachs	01/09/2019	—	(767,702)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	1,479	03/2019	USD	314,010,188	2,081,280	—
U.S. Treasury 5-Year Note	2,883	03/2019	USD	330,644,063	5,250,442	—
U.S. Ultra Treasury Bond	54	03/2019	USD	8,675,438	445,661	—
Total					7,777,383	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	173

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2018
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $339,384,382, which represents 12.46% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2018.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents a security purchased on a when-issued basis.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2018.
(f)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(g)	Non-income producing investment.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2018.
(i)	Principal and interest may not be guaranteed by the government.
(j)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(k)	The stated interest rate represents the weighted average interest rate at December 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(l)	Represents a security purchased on a forward commitment basis.
(m)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(n)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(o)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(p)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	412,152,007	1,831,693,248	(2,189,184,461)	54,660,794	(28,275)	(6,166)	2,138,005	54,655,328
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
Currency Legend
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
174	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2018
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	186,177,964	5,700,000	—	191,877,964
Commercial Mortgage-Backed Securities - Agency	—	117,161,741	—	—	117,161,741
Commercial Mortgage-Backed Securities - Non-Agency	—	27,464,682	—	—	27,464,682
Commercial Paper	—	6,439,557	—	—	6,439,557
Common Stocks
Utilities	—	272,476	—	—	272,476
Corporate Bonds & Notes	—	864,332,094	—	—	864,332,094
Foreign Government Obligations	—	30,303,103	—	—	30,303,103
Inflation-Indexed Bonds	—	50,254,315	—	—	50,254,315
Municipal Bonds	—	24,663,881	—	—	24,663,881
Residential Mortgage-Backed Securities - Agency	—	771,693,564	—	—	771,693,564
Residential Mortgage-Backed Securities - Non-Agency	—	189,752,637	—	—	189,752,637
Senior Loans	—	15,750,036	748,983	—	16,499,019
Treasury Bills	3,004,406	28,878,735	—	—	31,883,141
U.S. Treasury Obligations	374,528,577	—	—	—	374,528,577
Money Market Funds	—	—	—	54,655,328	54,655,328
Total Investments in Securities	377,532,983	2,313,144,785	6,448,983	54,655,328	2,751,782,079
Investments in Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	175

Portfolio of Investments   (continued)
CTIVP® – TCW Core Plus Bond Fund, December 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Asset
Futures Contracts	7,777,383	—	—	—	7,777,383
Liability
Forward Foreign Currency Exchange Contracts	—	(767,702)	—	—	(767,702)
Total	385,310,366	2,312,377,083	6,448,983	54,655,328	2,758,791,760
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table(s) show(s) transfers between levels of the fair value hierarchy:
Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
631,183	774,074	774,074	631,183
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain senior loan securities and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
176	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments
CTIVP® – Wells Fargo Short Duration Government Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 10.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2016-2A Class A
11/20/2022	2.720%	19,869,000	19,508,306
Ford Credit Auto Lease Trust
Series 2018-B Class A4
02/15/2022	3.300%	5,013,000	5,044,758
Ford Credit Auto Owner Trust(a)
Series 2017-1 Class A
08/15/2028	2.620%	8,781,000	8,655,498
GM Financial Automobile Leasing Trust
Series 2018-3 Class A4
07/20/2022	3.300%	4,010,000	4,022,255
GMF Floorplan Owner Revolving Trust(a)
Series 2018-4 Class A1
09/15/2023	3.500%	5,714,000	5,786,975
Hertz Fleet Lease Funding LP(a)
Series 2018-1 Class A2
05/10/2032	3.230%	6,354,000	6,366,423
Hertz Vehicle Financing II LP(a)
Series 2015-3A Class A
09/25/2021	2.670%	14,436,000	14,225,286
Series 2016-4A Class A
07/25/2022	2.650%	5,177,000	5,068,623
Hyundai Auto Receivables Trust
Series 2018-B Class A4
01/15/2025	3.290%	11,500,000	11,615,246
Navient Private Education Loan Trust(a),(b)
Series 2014-CTA Class A
1-month USD LIBOR + 0.700% Floor 0.700% 09/16/2024	3.155%	2,690,878	2,690,824
Navient Student Loan Trust(a),(b)
Series 2017-3A Class A2
1-month USD LIBOR + 0.600% 07/26/2066	3.106%	5,109,000	5,115,286
Nelnet Student Loan Trust(b)
Series 2004-4 Class A5
3-month USD LIBOR + 0.160% Floor 0.160% 01/25/2037	2.650%	14,672,824	14,437,230
Series 2006-1 Class A5
3-month USD LIBOR + 0.110% Floor 0.110% 08/23/2027	2.763%	1,152,412	1,148,859
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nelnet Student Loan Trust(a),(b)
Series 2014-4A Class A1
1-month USD LIBOR + 0.540% Floor 0.540% 11/27/2039	3.046%	3,394,880	3,402,560
Series 2016-1A Class A
1-month USD LIBOR + 0.800% 09/25/2065	3.306%	8,192,841	8,269,462
Series 2018-3A Class A2
1-month USD LIBOR + 0.440% 09/27/2066	2.946%	5,419,000	5,425,196
SLC Student Loan Trust(b)
Series 2010-1 Class A
3-month USD LIBOR + 0.875% Floor 0.875% 11/25/2042	3.552%	1,805,001	1,824,256
SLM Private Education Loan Trust(a),(b)
Series 2010-A Class 1A
Prime Rate + -0.050% 05/16/2044	5.200%	602,928	609,603
Series 2013-C Class A2B
1-month USD LIBOR + 1.400% Floor 1.400% 10/15/2031	3.855%	5,280,526	5,301,260
Series 2014-A Class A2B
1-month USD LIBOR + 1.150% Floor 1.150% 01/15/2026	3.605%	1,188,987	1,191,432
SLM Private Education Loan Trust(a)
Series 2014-A Class A2A
01/15/2026	2.590%	4,258,286	4,250,809
SLM Student Loan Trust(a),(b)
Series 2004-10 Class A7A
3-month USD LIBOR + 0.750% Floor 0.750% 10/25/2029	3.090%	5,357,000	5,376,347
Series 2004-10 Class A7B
3-month USD LIBOR + 0.750% Floor 0.750% 10/25/2029	3.240%	8,537,000	8,558,673
SLM Student Loan Trust(b)
Series 2005-6 Class A6
3-month USD LIBOR + 0.140% 10/27/2031	2.630%	3,523,001	3,502,433
Series 2012-3 Class A
1-month USD LIBOR + 0.650% 12/27/2038	3.156%	20,865,268	20,839,991
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	177

Portfolio of Investments   (continued)
CTIVP® – Wells Fargo Short Duration Government Fund, December 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-4 Class A
1-month USD LIBOR + 0.550% 06/25/2043	3.056%	5,239,877	5,216,708
SMB Private Education Loan Trust(a)
Series 2015-A Class A2A
06/15/2027	2.490%	3,414,901	3,367,988
Series 2015-C Class A2A
07/15/2027	2.750%	5,665,341	5,607,973
Series 2016-B Class A2A
02/17/2032	2.430%	149,137	146,067
SMB Private Education Loan Trust(a),(b)
Series 2016-B Class A2B
1-month USD LIBOR + 1.450% 02/17/2032	3.905%	3,250,085	3,318,294
Series 2017-A Class A2B
1-month USD LIBOR + 0.900% 09/15/2034	3.355%	8,180,000	8,182,398
Series 2017-B Class A2B
1-month USD LIBOR + 0.750% Floor 0.750% 10/15/2035	3.205%	5,706,000	5,668,607
SoFi Professional Loan Program LLC(a),(b)
Series 2016-C Class A1
1-month USD LIBOR + 1.100% 10/27/2036	3.606%	1,575,158	1,591,994
Series 2016-D Class A1
1-month USD LIBOR + 0.950% 01/25/2039	3.456%	3,384,376	3,387,133
Series 2016-E Class A1
1-month USD LIBOR + 0.850% 07/25/2039	3.356%	1,480,292	1,482,080
Series 2017-A Class A1
1-month USD LIBOR + 0.700% Floor 0.700% 03/26/2040	3.206%	2,325,195	2,323,606
Series 2017-C Class A1
1-month USD LIBOR + 0.600% 07/25/2040	3.106%	2,569,386	2,565,601
Total Asset-Backed Securities — Non-Agency (Cost $214,806,501)			215,096,040

Commercial Mortgage-Backed Securities - Agency 0.2%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(b)
Series KI02 Class A
1-month USD LIBOR + 0.200% Floor 0.200% 02/25/2023	2.547%	3,622,645	3,613,994
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(b)
CMO Series 2015-M10 Class FA
1-month USD LIBOR + 0.250% Floor 0.250% 03/25/2019	2.532%	158,772	158,510
Total Commercial Mortgage-Backed Securities - Agency (Cost $3,781,371)			3,772,504

Commercial Mortgage-Backed Securities - Non-Agency 0.9%

COMM Mortgage Trust
Series 2013-LC6 Class A3
01/10/2046	2.666%	9,687,271	9,504,656
DBUBS Mortgage Trust(a)
Series 2011-LC2A Class A1
07/10/2044	3.527%	199,741	200,097
GS Mortgage Securities Corp. Trust(a)
Series 2010-C2 Class A1
12/10/2043	3.849%	594,730	596,801
GS Mortgage Securities Trust(a)
Series 2010-C1 Class A1
08/10/2043	3.679%	805,235	806,801
GS Mortgage Securities Trust
Series 2012-GCJ7 Class AAB
05/10/2045	2.935%	2,698,224	2,691,659
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2010-C1 Class A2
06/15/2043	4.608%	2,571,109	2,601,504
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-CBX Class A3
06/15/2045	3.139%	700,251	699,348
Morgan Stanley Capital I Trust(a)
Series 2011-C2 Class A3
06/15/2044	4.210%	499,398	504,025
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $17,860,176)			17,604,891

Residential Mortgage-Backed Securities - Agency 40.7%

Federal Home Loan Mortgage Corp.
04/01/2031	4.500%	2,902,975	3,033,806
10/01/2033- 01/01/2034	4.000%	1,582,409	1,639,789
CMO Series 2010-3653 Class AU
04/15/2040	4.000%	1,791,349	1,861,149
CMO Series 4425 Class LA
07/15/2039	4.000%	5,522,471	5,645,663

The accompanying Notes to Financial Statements are an integral part of this statement.
178	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – Wells Fargo Short Duration Government Fund, December 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b)
12-month USD LIBOR + 1.841% Cap 8.403% 05/01/2042	3.402%	3,123,711	3,176,584
12-month USD LIBOR + 1.640% Floor 1.640%, Cap 7.802% 01/01/2047	2.801%	6,237,418	6,231,331
12-month USD LIBOR + 1.640% Floor 1.640%, Cap 8.185% 07/01/2047	3.185%	8,632,257	8,634,026
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities
Series T-11 Class A8
01/25/2028	6.500%	936,740	1,002,585
Federal National Mortgage Association
04/01/2024- 11/01/2048	4.500%	30,869,150	31,929,741
07/01/2026	3.000%	15,020,211	15,083,219
04/01/2032- 05/01/2041	4.000%	97,464,031	100,598,425
10/01/2040	5.000%	1,791,843	1,883,050
CMO Series 2009-20 Class DT
04/25/2039	4.500%	2,113,424	2,243,883
CMO Series 2013-103 Class H
03/25/2038	4.500%	4,711,134	4,857,238
CMO Series 2013-17 Class DC
03/25/2028	2.000%	3,056,304	2,976,341
CMO Series 2013-90 Class A
11/25/2038	4.000%	4,975,729	5,045,776
CMO Series 2015-57 Class AB
08/25/2045	3.000%	4,739,046	4,718,690
Federal National Mortgage Association(b)
12-month USD LIBOR + 1.598% Floor 1.825%, Cap 7.965% 08/01/2047	2.949%	6,109,126	6,132,881
12-month USD LIBOR + 1.620% Floor 1.620%, Cap 8.060% 09/01/2047	3.061%	15,404,121	15,516,583
12-month USD LIBOR + 1.620% Floor 1.620%, Cap 8.198% 02/01/2048	3.182%	10,071,983	10,093,651
12-month USD LIBOR + 1.620% Floor 1.620%, Cap 8.750% 08/01/2048	3.753%	4,815,657	4,936,938
12-month USD LIBOR + 1.620% Floor 1.620%, Cap 8.831% 09/01/2048	3.830%	23,749,491	24,345,289
12-month USD LIBOR + 1.610% Floor 1.610%, Cap 8.860% 12/01/2048	3.860%	11,766,932	12,070,138
Government National Mortgage Association(c)
02/20/2044- 01/20/2049	5.000%	35,533,745	36,953,687
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(d)
03/20/2048- 12/20/2048	5.000%	317,994,067	331,371,227
Government National Mortgage Association
09/20/2048- 12/20/2048	5.000%	128,319,079	133,458,370
10/20/2048- 12/20/2048	4.500%	17,852,087	18,484,037
Government National Mortgage Association(e)
CMO Series 2011-137 Class WA
07/20/2040	5.561%	3,032,214	3,334,247
CMO Series 2016-112 Class AW
12/20/2040	7.131%	2,942,391	3,361,761
Total Residential Mortgage-Backed Securities - Agency (Cost $801,199,209)			800,620,105

Residential Mortgage-Backed Securities - Non-Agency 1.5%

COLT Mortgage Loan Trust(a)
CMO Series 2018-3 Class A1
10/26/2048	3.692%	3,794,557	3,814,888
COLT Mortgage Loan Trust(a),(e)
CMO Series 2018-4 Class A1
12/28/2048	4.006%	17,450,113	17,550,222
JPMorgan Mortgage Trust(a),(e)
CMO Series 2017-5 Class A1
10/26/2048	3.176%	4,342,864	4,321,644
Verus Securitization Trust(a),(e)
CMO Series 2018-2 Class A1
06/01/2058	3.677%	4,687,468	4,707,786
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $30,323,675)			30,394,540

U.S. Government & Agency Obligations 1.5%

Federal Home Loan Banks
10/21/2019	1.500%	30,000,000	29,720,220
Total U.S. Government & Agency Obligations (Cost $29,844,312)			29,720,220

U.S. Treasury Obligations 47.8%

U.S. Treasury
01/31/2019	1.125%	44,000,000	43,953,707
08/31/2019	1.250%	24,765,000	24,543,679
09/30/2019	1.375%	26,660,000	26,415,182
02/15/2020	1.375%	19,860,000	19,588,036
03/15/2020	1.625%	13,742,000	13,590,548
04/30/2020	2.375%	5,220,000	5,206,892
05/31/2020	2.500%	4,000,000	3,996,607
07/15/2020	1.500%	3,635,000	3,578,228
07/31/2020	2.625%	17,171,000	17,191,748
08/31/2020	2.625%	5,608,000	5,615,646

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	179

Portfolio of Investments   (continued)
CTIVP® – Wells Fargo Short Duration Government Fund, December 31, 2018
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
09/30/2020	1.375%	14,910,000	14,617,055
10/15/2020	1.625%	19,814,000	19,506,023
10/31/2020	2.875%	168,741,000	169,796,100
11/15/2020	1.750%	443,000	436,835
11/30/2020	2.750%	121,391,000	121,941,168
12/31/2020	2.500%	82,729,000	82,733,472
05/15/2021	2.625%	10,775,000	10,810,692
07/15/2021	2.625%	84,397,000	84,704,084
08/15/2021	2.750%	11,354,000	11,431,718
11/15/2021	2.875%	93,694,000	94,742,123
12/15/2021	2.625%	166,928,000	167,701,064
Total U.S. Treasury Obligations (Cost $939,791,667)			942,100,607
Money Market Funds 5.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(f),(g)	98,752,022	98,742,147
Total Money Market Funds (Cost $98,742,147)		98,742,147
Total Investments in Securities (Cost: $2,136,349,058)		2,138,051,054
Other Assets & Liabilities, Net		(168,353,391)
Net Assets		1,969,697,663

At December 31, 2018, securities and/or cash totaling $1,630,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	1,478	03/2019	USD	313,797,875	1,719,504	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	(1,365)	03/2019	USD	(156,548,438)	—	(1,977,624)
U.S. Treasury Ultra 10-Year Note	(140)	03/2019	USD	(18,210,938)	—	(538,405)
Total					—	(2,516,029)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $182,548,072, which represents 9.27% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2018.
(c)	Represents a security purchased on a when-issued basis.
(d)	Represents a security purchased on a forward commitment basis.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2018.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	21,878,232	1,847,488,782	(1,770,614,992)	98,752,022	(2,930)	(2,095)	1,350,706	98,742,147
The accompanying Notes to Financial Statements are an integral part of this statement.
180	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – Wells Fargo Short Duration Government Fund, December 31, 2018
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	181

Portfolio of Investments   (continued)
CTIVP® – Wells Fargo Short Duration Government Fund, December 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	215,096,040	—	—	215,096,040
Commercial Mortgage-Backed Securities - Agency	—	3,772,504	—	—	3,772,504
Commercial Mortgage-Backed Securities - Non-Agency	—	17,604,891	—	—	17,604,891
Residential Mortgage-Backed Securities - Agency	—	800,620,105	—	—	800,620,105
Residential Mortgage-Backed Securities - Non-Agency	—	30,394,540	—	—	30,394,540
U.S. Government & Agency Obligations	—	29,720,220	—	—	29,720,220
U.S. Treasury Obligations	942,100,607	—	—	—	942,100,607
Money Market Funds	—	—	—	98,742,147	98,742,147
Total Investments in Securities	942,100,607	1,097,208,300	—	98,742,147	2,138,051,054
Investments in Derivatives
Asset
Futures Contracts	1,719,504	—	—	—	1,719,504
Liability
Futures Contracts	(2,516,029)	—	—	—	(2,516,029)
Total	941,304,082	1,097,208,300	—	98,742,147	2,137,254,529
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
182	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments
CTIVP® – Westfield Mid Cap Growth Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.4%
Issuer	Shares	Value ($)
Consumer Discretionary 12.2%
Hotels, Restaurants & Leisure 5.3%
Hilton Worldwide Holdings, Inc.	179,200	12,866,560
Six Flags Entertainment Corp.	120,380	6,696,739
Vail Resorts, Inc.	35,740	7,534,707
Total		27,098,006
Specialty Retail 5.4%
Tiffany & Co.	87,950	7,080,854
Tractor Supply Co.	91,190	7,608,894
Ulta Beauty, Inc.(a)	52,288	12,802,194
Total		27,491,942
Textiles, Apparel & Luxury Goods 1.5%
lululemon athletica, Inc.(a)	61,990	7,538,604
Total Consumer Discretionary		62,128,552
Consumer Staples 1.5%
Food Products 1.5%
ConAgra Foods, Inc.	360,960	7,710,106
Total Consumer Staples		7,710,106
Energy 4.4%
Oil, Gas & Consumable Fuels 4.4%
Marathon Petroleum Corp.	189,094	11,158,437
Pioneer Natural Resources Co.	87,390	11,493,533
Total		22,651,970
Total Energy		22,651,970
Financials 6.4%
Banks 2.4%
SVB Financial Group(a)	34,095	6,475,322
Western Alliance Bancorp(a)	143,700	5,674,713
Total		12,150,035
Capital Markets 1.9%
MSCI, Inc.	67,148	9,899,630
Insurance 2.1%
Arthur J Gallagher & Co.	141,740	10,446,238
Total Financials		32,495,903
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 14.4%
Health Care Equipment & Supplies 7.1%
Cooper Companies, Inc. (The)	46,389	11,806,000
DexCom, Inc.(a)	66,210	7,931,958
IDEXX Laboratories, Inc.(a)	46,435	8,637,839
STERIS PLC	74,380	7,947,503
Total		36,323,300
Life Sciences Tools & Services 4.5%
ICON PLC(a)	78,340	10,122,311
Mettler-Toledo International, Inc.(a)	22,365	12,649,197
Total		22,771,508
Pharmaceuticals 2.8%
Jazz Pharmaceuticals PLC(a)	71,020	8,803,640
Medicines Co. (The)(a)	296,030	5,666,014
Total		14,469,654
Total Health Care		73,564,462
Industrials 18.2%
Aerospace & Defense 5.4%
Teledyne Technologies, Inc.(a)	66,405	13,750,483
TransDigm Group, Inc.(a)	40,625	13,814,938
Total		27,565,421
Building Products 2.2%
Lennox International, Inc.	50,620	11,078,693
Electrical Equipment 3.7%
AMETEK, Inc.	163,770	11,087,229
Rockwell Automation, Inc.	51,050	7,682,004
Total		18,769,233
Machinery 1.2%
Ingersoll-Rand PLC	66,970	6,109,673
Professional Services 3.5%
IHS Markit Ltd.(a)	240,049	11,515,151
TransUnion	112,484	6,389,091
Total		17,904,242
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	183

Portfolio of Investments   (continued)
CTIVP® – Westfield Mid Cap Growth Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 2.2%
JB Hunt Transport Services, Inc.	122,167	11,366,417
Total Industrials		92,793,679
Information Technology 34.5%
IT Services 9.8%
Fidelity National Information Services, Inc.	148,720	15,251,236
FleetCor Technologies, Inc.(a)	80,229	14,900,130
Square, Inc., Class A(a)	99,400	5,575,346
Worldpay, Inc., Class A(a)	187,260	14,312,282
Total		50,038,994
Semiconductors & Semiconductor Equipment 5.2%
Lam Research Corp.	69,865	9,513,517
NXP Semiconductors NV	105,340	7,719,315
Skyworks Solutions, Inc.	76,720	5,141,775
Xilinx, Inc.	45,460	3,871,828
Total		26,246,435
Software 18.1%
Autodesk, Inc.(a)	71,300	9,169,893
Fortinet, Inc.(a)	123,870	8,724,164
Nice Ltd., ADR(a)	76,500	8,278,065
Palo Alto Networks, Inc.(a)	43,756	8,241,443
Red Hat, Inc.(a)	71,485	12,555,625
ServiceNow, Inc.(a)	76,613	13,640,945
Splunk, Inc.(a)	66,957	7,020,441
SS&C Technologies Holdings, Inc.	101,170	4,563,779
Ultimate Software Group, Inc. (The)(a)	29,995	7,344,876
Zendesk, Inc.(a)	219,890	12,834,979
Total		92,374,210
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 1.4%
NetApp, Inc.	121,760	7,265,419
Total Information Technology		175,925,058
Materials 3.6%
Chemicals 1.7%
RPM International, Inc.	145,050	8,526,039
Containers & Packaging 1.9%
Avery Dennison Corp.	109,090	9,799,555
Total Materials		18,325,594
Real Estate 4.2%
Equity Real Estate Investment Trusts (REITS) 4.2%
Alexandria Real Estate Equities, Inc.	82,010	9,450,832
SBA Communications Corp.(a)	74,420	12,047,854
Total		21,498,686
Total Real Estate		21,498,686
Total Common Stocks (Cost $499,105,215)		507,094,010

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	4,575,841	4,575,383
Total Money Market Funds (Cost $4,575,383)		4,575,383
Total Investments in Securities (Cost: $503,680,598)		511,669,393
Other Assets & Liabilities, Net		(1,607,482)
Net Assets		510,061,911

The accompanying Notes to Financial Statements are an integral part of this statement.
184	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – Westfield Mid Cap Growth Fund, December 31, 2018
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	17,880,701	220,359,051	(233,663,911)	4,575,841	(1,936)	(961)	225,180	4,575,383
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	185

Portfolio of Investments   (continued)
CTIVP® – Westfield Mid Cap Growth Fund, December 31, 2018
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	62,128,552	—	—	—	62,128,552
Consumer Staples	7,710,106	—	—	—	7,710,106
Energy	22,651,970	—	—	—	22,651,970
Financials	32,495,903	—	—	—	32,495,903
Health Care	73,564,462	—	—	—	73,564,462
Industrials	92,793,679	—	—	—	92,793,679
Information Technology	175,925,058	—	—	—	175,925,058
Materials	18,325,594	—	—	—	18,325,594
Real Estate	21,498,686	—	—	—	21,498,686
Total Common Stocks	507,094,010	—	—	—	507,094,010
Money Market Funds	—	—	—	4,575,383	4,575,383
Total Investments in Securities	507,094,010	—	—	4,575,383	511,669,393
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
186	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments
Variable Portfolio – Columbia Wanger International Equities Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.7%
Issuer	Shares	Value ($)
Australia 3.1%
carsales.com Ltd.	107,373	832,352
Costa Group Holdings Ltd.	132,000	690,354
DuluxGroup Ltd.	191,329	884,201
National Storage REIT	673,796	833,037
Total		3,239,944
Belgium 0.6%
Melexis NV	11,486	668,442
Brazil 1.3%
Localiza Rent a Car SA	81,000	621,751
Sul America SA	104,500	771,128
Total		1,392,879
Cambodia 1.5%
NagaCorp Ltd.	1,475,000	1,584,745
Canada 5.6%
AG Growth International, Inc.	34,368	1,178,159
CAE, Inc.	70,704	1,299,416
CES Energy Solutions Corp.	341,961	789,025
Osisko Gold Royalties Ltd.	84,561	741,426
ShawCor Ltd.	60,009	728,794
Winpak Ltd.	34,740	1,215,086
Total		5,951,906
China 1.7%
51job, Inc., ADR(a)	10,000	624,400
Minth Group Ltd.	162,000	522,769
Xiabuxiabu Catering Management China Holdings Co., Ltd.	432,000	675,350
Total		1,822,519
Denmark 2.8%
SimCorp AS	42,812	2,936,101
France 0.8%
Akka Technologies	17,290	875,301
Germany 5.8%
AURELIUS Equity Opportunities SE & Co. KGaA	17,887	650,358
Deutsche Beteiligungs AG	20,814	801,710
Nemetschek SE	19,500	2,145,235
Common Stocks (continued)
Issuer	Shares	Value ($)
Norma Group SE	17,042	844,871
Stroeer SE & Co. KGaA	20,177	977,942
Varta AG(a)	25,935	739,310
Total		6,159,426
Hong Kong 1.9%
ASM Pacific Technology Ltd.	59,500	574,424
Value Partners Group Ltd.	765,000	531,181
Vitasoy International Holdings Ltd.	248,000	944,055
Total		2,049,660
India 2.5%
Care Ratings Ltd.	37,137	524,686
Cholamandalam Investment and Finance Co., Ltd.	60,879	1,097,728
GRUH Finance Ltd.	116,173	525,432
PI Industries Ltd.	43,128	532,659
Total		2,680,505
Indonesia 1.2%
PT Link Net Tbk	2,267,300	772,585
PT Tower Bersama Infrastructure Tbk	1,887,200	471,661
Total		1,244,246
Ireland 1.5%
UDG Healthcare PLC	208,708	1,588,939
Italy 3.4%
Brembo SpA	175,238	1,788,442
Carel Industries SpA(a)	56,177	580,444
Industria Macchine Automatiche SpA	19,567	1,221,522
Total		3,590,408
Japan 20.2%
Aeon Credit Service Co., Ltd.	61,300	1,087,513
Aeon Mall Co., Ltd.	79,100	1,260,200
Aica Kogyo Co., Ltd.	17,300	578,486
Amano Corp.	29,800	574,943
Azbil Corp.	50,084	989,850
cocokara fine, Inc.	28,600	1,393,102
Daiseki Co., Ltd.	45,100	931,378
Fuji Oil Holdings, Inc.	29,800	951,311
Glory Ltd.	39,600	890,530
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	187

Portfolio of Investments   (continued)
Variable Portfolio – Columbia Wanger International Equities Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
KH Neochem Co., Ltd.	34,800	732,032
Mandom Corp.	44,200	1,204,273
Milbon Co., Ltd.	23,200	944,404
Miura Co., Ltd.	19,800	449,746
Nabtesco Corp.	20,700	448,174
Nakanishi, Inc.	54,200	924,224
NSD Co., Ltd.	55,800	1,073,873
Persol Holdings Co., Ltd.	29,700	440,554
SCSK Corp.	16,000	566,938
Seiren Co., Ltd.	99,100	1,607,071
Seria Co., Ltd.	45,400	1,543,952
Sohgo Security Services Co., Ltd.	18,800	878,386
TechnoPro Holdings, Inc.	14,900	612,125
Ushio, Inc.	69,100	732,074
Valqua Ltd.	23,500	472,353
Total		21,287,492
Malta 2.1%
Unibet Group PLC	238,809	2,195,300
Mexico 0.6%
Grupo Aeroportuario del Sureste SAB de CV, ADR	4,408	663,845
Netherlands 0.7%
Aalberts Industries NV	21,952	730,089
New Zealand 1.9%
Restaurant Brands New Zealand Ltd.	354,784	1,988,866
Norway 1.7%
Atea ASA	141,203	1,815,877
Poland 0.7%
KRUK SA	17,755	744,236
Russian Federation 0.8%
TCS Group Holding PLC, GDR	53,274	828,944
Singapore 1.3%
Mapletree Commercial Trust	1,092,378	1,321,777
South Africa 1.9%
Famous Brands Ltd.(a)	112,192	762,165
PSG Group Ltd.	70,411	1,193,903
Total		1,956,068
Common Stocks (continued)
Issuer	Shares	Value ($)
South Korea 4.1%
GS Retail Co., Ltd.	28,470	1,031,752
Koh Young Technology, Inc.	18,496	1,369,316
Korea Investment Holdings Co., Ltd.	17,909	957,814
Modetour Network, Inc.	44,106	951,988
Total		4,310,870
Spain 1.3%
Fluidra SA(a)	46,327	519,645
Prosegur Cia de Seguridad SA, Registered Shares	177,764	899,604
Total		1,419,249
Sweden 3.8%
AddTech AB, Class B	46,503	831,109
NetEnt AB	203,192	836,522
Sweco AB, Class B	79,755	1,775,806
Trelleborg AB, Class B	33,106	521,606
Total		3,965,043
Switzerland 3.2%
Belimo Holding AG, Registered Shares	262	1,050,900
Bossard Holding AG, Class A, Registered Shares	5,179	739,284
Inficon Holding AG	1,758	891,310
Kardex AG	5,500	635,972
Total		3,317,466
Taiwan 4.9%
Basso Industry Corp.	406,000	600,149
Gourmet Master Co., Ltd.	100,632	673,746
Parade Technologies Ltd.	49,000	689,213
Silergy Corp.	58,500	860,867
Silicon Motion Technology Corp., ADR	11,854	408,963
Sinbon Electronics Co., Ltd.	300,000	808,122
Voltronic Power Technology Corp.	64,691	1,130,204
Total		5,171,264
Thailand 0.8%
Beauty Community PCL	1,640,300	330,470
Muangthai Capital PCL, Foreign Registered Shares	334,400	503,963
Total		834,433
Turkey 0.3%
Logo Yazilim Sanayi Ve Ticaret AS(a)	56,438	289,415

The accompanying Notes to Financial Statements are an integral part of this statement.
188	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Columbia Wanger International Equities Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 9.9%
Ascential PLC	333,120	1,600,718
Dechra Pharmaceuticals PLC	21,281	562,268
Domino’s Pizza Group PLC	213,588	634,792
GW Pharmaceuticals PLC, ADR(a)	7,369	717,667
Hastings Group Holdings PLC	617,657	1,470,011
Intermediate Capital Group PLC	98,488	1,174,786
Renishaw PLC	6,000	324,854
Rightmove PLC	312,271	1,720,955
Safestore Holdings PLC	141,403	912,876
WH Smith PLC	60,430	1,325,627
Total		10,444,554
United States 1.8%
Inter Parfums, Inc.	15,124	991,681
Ultragenyx Pharmaceutical, Inc.(a)	20,386	886,383
Total		1,878,064
Total Common Stocks (Cost $112,612,183)		100,947,873

Money Market Funds 3.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	4,079,789	4,079,381
Total Money Market Funds (Cost $4,079,381)		4,079,381
Total Investments in Securities (Cost $116,691,564)		105,027,254
Other Assets & Liabilities, Net		389,469
Net Assets		$105,416,723

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	3,117,959	41,010,733	(40,048,903)	4,079,789	(130)	(155)	72,608	4,079,381
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	189

Portfolio of Investments   (continued)
Variable Portfolio – Columbia Wanger International Equities Fund, December 31, 2018
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	3,239,944	—	—	3,239,944
Belgium	—	668,442	—	—	668,442
Brazil	1,392,879	—	—	—	1,392,879
Cambodia	—	1,584,745	—	—	1,584,745
Canada	5,951,906	—	—	—	5,951,906
China	624,400	1,198,119	—	—	1,822,519
Denmark	—	2,936,101	—	—	2,936,101
France	—	875,301	—	—	875,301
Germany	—	6,159,426	—	—	6,159,426
Hong Kong	—	2,049,660	—	—	2,049,660
India	—	2,680,505	—	—	2,680,505
The accompanying Notes to Financial Statements are an integral part of this statement.
190	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Columbia Wanger International Equities Fund, December 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Indonesia	—	1,244,246	—	—	1,244,246
Ireland	—	1,588,939	—	—	1,588,939
Italy	—	3,590,408	—	—	3,590,408
Japan	—	21,287,492	—	—	21,287,492
Malta	—	2,195,300	—	—	2,195,300
Mexico	663,845	—	—	—	663,845
Netherlands	—	730,089	—	—	730,089
New Zealand	—	1,988,866	—	—	1,988,866
Norway	—	1,815,877	—	—	1,815,877
Poland	—	744,236	—	—	744,236
Russian Federation	—	828,944	—	—	828,944
Singapore	—	1,321,777	—	—	1,321,777
South Africa	—	1,956,068	—	—	1,956,068
South Korea	—	4,310,870	—	—	4,310,870
Spain	—	1,419,249	—	—	1,419,249
Sweden	—	3,965,043	—	—	3,965,043
Switzerland	—	3,317,466	—	—	3,317,466
Taiwan	408,963	4,762,301	—	—	5,171,264
Thailand	—	834,433	—	—	834,433
Turkey	—	289,415	—	—	289,415
United Kingdom	717,667	9,726,887	—	—	10,444,554
United States	1,878,064	—	—	—	1,878,064
Total Common Stocks	11,637,724	89,310,149	—	—	100,947,873
Money Market Funds	—	—	—	4,079,381	4,079,381
Total Investments in Securities	11,637,724	89,310,149	—	4,079,381	105,027,254
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	191

Portfolio of Investments
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 10.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Academic Loan Funding Trust(a),(b)
Series 2013-1A Class A
1-month USD LIBOR + 0.800% Floor 0.800% 12/26/2044	3.306%	972,034	968,724
Ally Auto Receivables Trust
Series 2015-1 Class A4
05/15/2020	1.750%	323,405	323,233
Series 2015-2 Class A4
06/15/2020	1.840%	379,046	378,294
Series 2016-1 Class A3
04/15/2020	1.470%	38,158	38,102
American Credit Acceptance Receivables Trust(a)
Series 2016-4
02/13/2023	2.910%	1,098,039	1,095,228
American Express Credit Account Master Trust(b)
Series 2018-9 Class A
1-month USD LIBOR + 0.380% 04/15/2026	2.835%	760,000	754,924
American Tower Trust I(a)
Series 13 Class 2A
03/15/2023	3.070%	1,900,000	1,871,194
Americredit Automobile Receivables Trust
Series 2018-1 Class A3
12/19/2022	3.070%	678,000	677,733
AmeriCredit Automobile Receivables Trust
Series 2017-1 Class B
02/18/2022	2.300%	1,107,000	1,095,655
Series 2017-1 Class C
08/18/2022	2.710%	594,000	588,440
Series 2017-1 Class D
01/18/2023	3.130%	1,332,000	1,326,291
Anchor Assets IX LLC(a),(c)
Series 2016-1 Class A
02/15/2020	5.125%	7,545,090	7,545,090
Arivo Acceptance LLC(a),(c),(d)
Series 2018-1 Class A
09/15/2019	2.000%	1,520,327	1,520,327
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2017-1A Class A
09/20/2023	3.070%	828,000	821,124
AXIS Equipment Finance Receivables IV LLC(a)
Series 2016-1A Class A
11/20/2021	2.210%	394,168	392,849
BCC Funding XIII LLC(a)
Series 2016-1
12/20/2021	2.200%	531,854	529,670
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Business Jet Securities LLC(a)
Series 2018-1 Class A
02/15/2033	4.335%	1,715,857	1,725,789
Series 2018-2 Class A
06/15/2033	4.447%	2,142,727	2,166,292
BXG Receivables Note Trust(a)
Series 2012-A Class A
12/02/2027	2.660%	172,647	171,316
Cabela’s Credit Card Master Note Trust
Series 2015-2 Class A1
07/17/2023	2.250%	926,000	914,704
Capital Auto Receivables Asset Trust
Series 2015-3 Class A4
05/20/2020	2.130%	499,179	498,803
Series 2016-2 Class A4
01/20/2021	1.630%	200,000	198,884
Capital Auto Receivables Asset Trust(a)
Series 2018-1 Class A3
01/20/2022	2.790%	3,565,000	3,557,793
Chase Funding Trust(b)
Series 2003-2 Class 2A2
1-month USD LIBOR + 0.560% Floor 0.560% 02/25/2033	3.066%	629,361	604,660
Chase Funding Trust(d)
Series 2003-4 Class 1A5
05/25/2033	5.205%	373,836	377,779
Series 2003-6 Class 1A5
11/25/2034	5.047%	356,783	368,132
Citi Held for Asset Issuance(a)
Series 2016-MF1 Class B
08/15/2022	6.640%	593,096	593,760
College Ave Student Loans LLC(a),(b)
Series 2017-A Class A1
1-month USD LIBOR + 1.650% Floor 1.650% 11/26/2046	4.156%	1,155,185	1,170,278
College Ave. Student Loans LLC(a)
Series 2018-A Class A2
12/26/2047	4.130%	793,047	801,638
Conix Mortgage Asset Trust(a),(c),(e),(f)
Series 2013-1 Class A
12/25/2047	0.000%	1,078,519	130,285
COOF Securitization Trust Ltd.(a),(c),(d),(g)
CMO Series 2014-1 Class A
06/25/2040	3.137%	1,010,879	84,031
The accompanying Notes to Financial Statements are an integral part of this statement.
192	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CPS Auto Receivables Trust(a)
Series 2014-C Class C
08/17/2020	3.770%	1,442,848	1,444,688
Series 2015-A Class C
02/16/2021	4.000%	219,000	219,889
Series 2015-C Class D
08/16/2021	4.630%	1,376,000	1,385,113
Subordinated, Series 2015-B Class C
05/17/2021	4.200%	1,480,000	1,489,796
Subordinated, Series 2016-C Class C
06/15/2022	3.270%	1,050,000	1,049,797
Credit Acceptance Auto Loan Trust(a)
Series 2017-1A Class A
10/15/2025	2.560%	1,688,000	1,682,201
Series 2018-1A Class A
02/16/2027	3.010%	1,138,000	1,129,177
Subordinated, Series 2017-1A Class B
12/15/2025	3.040%	740,000	735,206
Subordinated, Series 2017-1A Class C
02/17/2026	3.480%	620,000	617,102
Subordinated, Series 2017-2A Class C
06/15/2026	3.350%	344,000	341,446
Diamond Resorts Owner Trust(a)
Series 2017-1A Class A
10/22/2029	3.270%	936,830	931,924
Series 2018-1 Class A
01/21/2031	3.700%	1,899,157	1,914,689
Discover Card Execution Note Trust
Series 2014-A4 Class A4
12/15/2021	2.120%	1,153,000	1,148,702
Drive Auto Receivables Trust(a)
Series 2015-AA Class D
07/15/2022	4.120%	883,000	886,018
Series 2016-AA Class C
05/17/2021	3.910%	621,006	621,965
Series 2017-AA Class C
01/18/2022	2.980%	1,163,014	1,161,995
Subordinated, Series 2015-BA Class D
07/15/2021	3.840%	1,335,003	1,337,445
Subordinated, Series 2015-CA Class D
09/15/2021	4.200%	784,672	787,086
Subordinated, Series 2015-DA Class D
01/17/2023	4.590%	1,320,000	1,328,930
Subordinated, Series 2016-CA Class D
03/15/2024	4.180%	2,915,000	2,932,202
Subordinated, Series 2017-3 Class D
12/15/2023	3.530%	3,600,000	3,602,880
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2017-AA Class D
05/15/2024	4.160%	1,677,000	1,695,784
Drive Auto Receivables Trust
Series 2018-4 Class C
11/15/2024	3.660%	2,518,000	2,528,981
Subordinated Series 2018-3 Class C
09/16/2024	3.720%	2,182,000	2,186,198
Subordinated, Series 2017-1 Class C
04/15/2022	2.840%	1,505,000	1,503,802
Subordinated, Series 2017-1 Class D
03/15/2023	3.840%	1,710,000	1,717,341
Subordinated, Series 2017-2 Class C
09/15/2023	2.750%	2,398,000	2,393,899
DT Asset Trust(a),(c)
Series 2017-B Class A
12/16/2022	5.840%	1,500,000	1,498,846
DT Auto Owner Trust(a)
Series 2017-3A Class D
05/15/2023	3.580%	724,000	723,056
Subordinated, Series 2015-2A Class D
02/15/2022	4.250%	723,561	725,635
Subordinated, Series 2016-4A
10/17/2022	3.770%	1,497,400	1,499,944
Subordinated, Series 2017-1A Class D
11/15/2022	3.550%	1,528,000	1,530,172
Subordinated, Series 2017-2A Class C
01/17/2023	3.030%	1,282,000	1,278,650
ENGS Commercial Finance Trust(a)
Series 2016-1A Class A2
02/22/2022	2.630%	437,289	434,792
Exeter Automobile Receivables Trust(a)
Series 2017-1A Class C
12/15/2022	3.950%	810,000	816,569
Series 2017-3A Class A
12/15/2021	2.050%	328,363	326,470
Series 2018-4A Class B
11/15/2022	3.640%	979,000	984,149
Subordinated, Series 2016-1A Class C
10/15/2021	5.520%	2,230,000	2,259,179
Subordinated, Series 2016-3A Class B
08/16/2021	2.840%	1,090,322	1,088,890
First Investors Auto Owner Trust(a)
Series 2015-2A Class D
12/15/2021	4.220%	280,000	281,017
Flagship Credit Auto Trust(a)
Series 2014-2 Class C
12/15/2020	3.950%	169,208	169,542

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	193

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-3 Class A
10/15/2020	2.380%	152,842	152,755
Series 2016-1 Class A
12/15/2020	2.770%	190,831	190,752
Series 2016-1 Class C
06/15/2022	6.220%	3,000,000	3,067,398
Subordinated, Series 2015-3 Class B
03/15/2022	3.680%	757,000	758,461
Subordinated, Series 2015-3 Class C
03/15/2022	4.650%	693,000	703,315
Subordinated, Series 2016-4 Class C
11/15/2022	2.710%	1,312,000	1,303,048
Ford Credit Auto Owner Trust
Series 2015-A Class A4
06/15/2020	1.640%	181,573	181,379
Series 2017-A Class A4
04/15/2022	1.920%	999,000	983,953
Ford Credit Auto Owner Trust(a)
Series 2017-1 Class A
08/15/2028	2.620%	680,000	670,281
Series 2018-1 Class A
07/15/2031	3.190%	2,898,000	2,868,441
Series 2018-2 Class A
01/15/2030	3.470%	1,590,000	1,611,045
FORT CRE LLC(a),(b),(c)
Series 2018-1A Class D
1-month USD LIBOR + 3.430% Floor 3.430% 12/21/2023	5.909%	6,025,000	6,025,000
FREED ABS Trust(a)
Series 2018-1 Class A
07/18/2024	3.610%	1,174,005	1,173,120
Series 2018-2 Class A
10/20/2025	3.990%	2,713,549	2,717,734
GLS Auto Receivables Trust(a)
Subordinated, Series 2016-1A Class B
01/15/2021	4.390%	514,839	515,921
GMAT Trust(a),(d)
Series 2013-1A Class A
11/25/2043	6.967%	68,272	68,367
Gold Key Resorts(a)
Series 2014-A Class A
03/17/2031	3.220%	272,469	270,834
Goodgreen Trust(a)
Series 2017-1A Class A
10/15/2052	3.740%	398,610	402,804
Series 2017-2A Class A
10/15/2053	3.260%	1,984,829	1,953,933
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goodgreen Trust(a),(c)
Series 2017-R1A Class R
10/20/2052	5.000%	2,452,651	2,396,975
Hero Funding(a)
Series 2017-3A Class A2
09/20/2048	3.950%	1,817,045	1,854,709
HERO Funding Trust(a)
Series 2016-3A Class A1
09/20/2042	3.080%	1,012,657	990,963
Series 2017-1A Class A2
09/20/2047	4.460%	1,317,847	1,366,497
Hertz Vehicle Financing II LP(a)
Series 2015-1A Class A
03/25/2021	2.730%	6,736,000	6,679,025
Series 2015-3A Class A
09/25/2021	2.670%	3,034,000	2,989,714
Series 2016-2A Class A
03/25/2022	2.950%	1,288,000	1,272,021
Series 2016-4A Class A
07/25/2022	2.650%	7,468,000	7,311,663
Series 2017-1A Class A
10/25/2021	2.960%	2,802,000	2,774,148
Series 2017-2A Class A
10/25/2023	3.290%	2,034,000	2,010,620
Subordinated, Series 2016-3A Class B
07/25/2020	3.110%	428,000	426,789
Hertz Vehicle Financing LLC(a)
Series 2018-2A Class A
06/27/2022	3.650%	1,415,000	1,426,710
Series 2018-3A Class A
07/25/2024	4.030%	2,209,000	2,237,853
Hilton Grand Vacations Trust(a)
Series 2017-AA Class A
12/26/2028	2.660%	765,136	757,180
Kabbage Asset Securitization LLC(a)
Series 2017-1 Class A
03/15/2022	4.571%	4,595,000	4,630,475
Lendmark Funding Trust(a)
Series 2017-1A Class A
12/22/2025	2.830%	1,067,000	1,053,127
LV Tower 52 Issuer(a),(c)
Series 2013-1 Class A
02/15/2023	5.500%	4,049,798	4,049,798
Series 2013-1 Class M
02/15/2023	7.500%	1,544,837	1,544,837
Mariner Finance Issuance Trust(a)
Series 2017-AA Class A
02/20/2029	3.620%	3,800,000	3,800,010

The accompanying Notes to Financial Statements are an integral part of this statement.
194	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marlette Funding Trust(a)
Series 2018-1A Class A
03/15/2028	2.610%	1,008,284	1,005,660
Mid-State Capital Corp. Trust(a)
Series 2006-1 Class M1
10/15/2040	6.083%	1,098,545	1,188,098
Series 2010-1 Class M
12/15/2045	5.250%	730,204	756,797
Navient Private Education Loan Trust(a),(b)
Series 2014-AA Class A3
1-month USD LIBOR + 1.600% 10/15/2031	4.055%	2,731,000	2,817,298
Series 2016-AA Class A2B
1-month USD LIBOR + 2.150% 12/15/2045	4.605%	4,144,438	4,305,654
Series 2017-A Class A2B
1-month USD LIBOR + 0.900% 12/16/2058	3.355%	2,325,000	2,337,216
Series 2018-BA Class A2B
1-month USD LIBOR + 0.720% 12/15/2059	3.175%	1,022,000	1,024,860
Navient Private Education Refi Loan Trust(a)
Series 2018-A Class A2
02/18/2042	3.190%	604,000	597,749
Series 2018-CA Class A2
06/16/2042	3.520%	649,000	647,444
Series 2018-DA Class A2A
12/15/2059	4.000%	3,395,000	3,484,063
Navient Student Loan Trust(b)
Series 2014-1 Class A3
1-month USD LIBOR + 0.510% Floor 0.510% 06/25/2031	3.016%	813,666	809,597
Series 2015-1 Class A2
1-month USD LIBOR + 0.600% Floor 0.600% 04/25/2040	3.106%	1,297,377	1,289,762
Navient Student Loan Trust(a),(b)
Series 2016-1A Class A
1-month USD LIBOR + 0.700% 02/25/2070	3.206%	11,152,105	11,123,475
Series 2016-3A Class A2
1-month USD LIBOR + 0.850% 06/25/2065	3.356%	737,809	741,065
Series 2017-4A Class A2
1-month USD LIBOR + 0.500% 09/27/2066	3.006%	1,074,000	1,075,206
Navient Student Loan Trust(a)
Series 2018-EA Class A2
12/15/2059	4.000%	1,791,000	1,818,563
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NCUA Guaranteed Notes(b)
CMO Series 2010-A1 Class A
1-month USD LIBOR + 0.350% Floor 0.350% 12/07/2020	2.737%	79,049	79,106
Nelnet Student Loan Trust(b)
Series 2004-3 Class A5
3-month USD LIBOR + 0.180% 10/27/2036	2.670%	300,450	297,178
Series 2004-4 Class A5
3-month USD LIBOR + 0.160% Floor 0.160% 01/25/2037	2.650%	3,569,232	3,511,923
Series 2005-1 Class A5
3-month USD LIBOR + 0.110% Floor 0.110% 10/25/2033	2.600%	1,659,361	1,636,970
Series 2005-2 Class A5
3-month USD LIBOR + 0.100% Floor 0.100% 03/23/2037	2.924%	513,184	508,030
Series 2005-3 Class A5
3-month USD LIBOR + 0.120% Floor 0.120% 12/24/2035	2.944%	9,670,947	9,598,115
Series 2005-4 Class A4
3-month USD LIBOR + 0.180% Floor 0.180% 03/22/2032	3.004%	707,164	691,945
Series 2006-2 Class A5
3-month USD LIBOR + 0.100% 01/25/2030	2.590%	240,120	240,020
Nelnet Student Loan Trust(a),(b)
Series 2016-1A Class A
1-month USD LIBOR + 0.800% 09/25/2065	3.306%	2,250,036	2,271,078
Series 2017-2A Class A
1-month USD LIBOR + 0.770% Floor 0.770% 09/25/2065	3.276%	2,548,661	2,561,476
Series 2017-3A Class A
1-month USD LIBOR + 0.850% 02/25/2066	3.356%	2,537,230	2,553,815
Series 2018-3A Class A2
1-month USD LIBOR + 0.440% 09/27/2066	2.946%	745,000	745,852
New Residential Advance Receivables Trust Advance Receivables-Backed Notes(a)
Series 2016-T2 Class AT2
10/15/2049	2.575%	1,205,000	1,197,485

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	195

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ocwen Master Advance Receivables Trust(a),(c)
Subordinated Series 2018-T2 Class BT2
08/15/2050	3.942%	3,150,000	3,157,497
OnDeck Asset Securitization Trust LLC(a)
Series 2018-1A Class A
04/18/2022	3.500%	1,826,000	1,825,441
OneMain Financial Issuance Trust(a)
Series 2015-1A Class A
03/18/2026	3.190%	335,509	335,271
Series 2015-2A Class B
07/18/2025	3.100%	554,431	554,245
Series 2016-1A Class A
02/20/2029	3.660%	2,505,000	2,509,548
Oportun Funding VI LLC(a)
Series 2017-A Class A
06/08/2023	3.230%	838,000	833,561
Oportun Funding VIII LLC(a)
Series 2018-A Class A
03/08/2024	3.610%	2,978,000	2,970,327
Oportun Funding X LLC(a)
Series 2018-C Class A
10/08/2024	4.100%	4,604,000	4,653,666
Progress Residential Trust(a)
Series 2015-SFR2 Class A
06/12/2032	2.740%	3,514,040	3,468,268
Series 2015-SFR2 Class C
06/12/2032	3.436%	2,500,000	2,484,650
Series 2015-SFR3 Class A
11/12/2032	3.067%	5,400,682	5,341,887
Series 2015-SFR3 Class D
11/12/2032	4.673%	1,295,000	1,309,518
Series 2015-SFR3 Class E
11/12/2032	5.660%	1,000,000	1,021,454
Prosper Marketplace Issuance Trust(a)
Series 2017-2A Class A
09/15/2023	2.410%	59,729	59,701
Series 2017-3A Class A
11/15/2023	2.360%	493,065	491,687
Purchasing Power Funding LLC(a)
Series 2018-A Class A
08/15/2022	3.340%	4,260,000	4,246,860
Renew (a)
Series 2017-1A Class A
09/20/2052	3.670%	523,786	526,971
Santander Drive Auto Receivables Trust(a)
Subordinated Series 2015-5 Class E
02/15/2023	4.670%	3,200,000	3,232,409
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Santander Retail Auto Lease Trust(a)
Series 2018-A Class A3
05/20/2021	2.930%	1,677,000	1,675,471
SART (c)
Series 2017-1 Class X
11/17/2025	4.750%	4,342,499	4,364,212
SART (a),(c)
Series 2018-1 Class A
06/15/2025	4.750%	5,125,000	5,125,000
Saxon Asset Securities Trust(d)
CMO Series 2003-1 Class AF6
06/25/2033	4.654%	4,858	4,897
SLM Student Loan Trust(a),(b)
Series 2003-1 Class A5C
3-month USD LIBOR + 0.750% Floor 0.750% 12/15/2032	3.538%	699,763	685,051
SLM Student Loan Trust(b)
Series 2005-10 Class A5
3-month USD LIBOR + 0.130% 07/26/2021	2.620%	754,885	748,145
Series 2006-1 Class A5
3-month USD LIBOR + 0.110% Floor 0.110% 07/26/2021	2.600%	3,486,484	3,439,710
Series 2007-1 Class A5
3-month USD LIBOR + 0.090% 01/26/2026	2.580%	374,663	373,429
Series 2007-2 Class A4
3-month USD LIBOR + 0.060% 07/25/2022	2.550%	2,565,000	2,494,787
Series 2012-1 Class A3
1-month USD LIBOR + 0.950% Floor 0.950% 09/25/2028	3.456%	3,587,588	3,593,297
Series 2012-2 Class A
1-month USD LIBOR + 0.700% Floor 0.700% 01/25/2029	3.206%	7,538,672	7,492,251
Series 2013-4 Class A
1-month USD LIBOR + 0.550% 06/25/2043	3.056%	491,317	489,145
SMB Private Education Loan Trust(a)
Series 2015-B Class A2A
07/15/2027	2.980%	3,990,790	3,983,095
Series 2016-A Class A2A
05/15/2031	2.700%	2,727,467	2,727,830
Series 2016-C Class A2A
09/15/2034	2.340%	3,093,178	2,989,060

The accompanying Notes to Financial Statements are an integral part of this statement.
196	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-C Class A2A
11/15/2035	3.630%	1,704,000	1,714,976
SMB Private Education Loan Trust(a),(b)
Series 2015-C Class A2B
1-month USD LIBOR + 1.400% Floor 1.400% 07/15/2027	3.855%	222,428	225,257
Series 2016-B Class A2B
1-month USD LIBOR + 1.450% 02/17/2032	3.905%	3,398,429	3,469,751
Series 2016-C Class A2B
1-month USD LIBOR + 1.100% Floor 1.100% 09/15/2034	3.555%	629,807	634,348
Series 2017-A Class A2B
1-month USD LIBOR + 0.900% 09/15/2034	3.355%	7,654,000	7,656,243
Series 2017-B Class A2B
1-month USD LIBOR + 0.750% Floor 0.750% 10/15/2035	3.205%	2,256,000	2,241,216
Series 2018-A Class A2B
1-month USD LIBOR + 0.800% Floor 0.800% 02/15/2036	3.255%	903,000	896,055
Series 2018-B Class A2B
1-month USD LIBOR + 0.720% 01/15/2037	3.175%	1,816,000	1,803,616
Series 2018-C Class A2B
3-month USD LIBOR + 0.750% Floor 0.750% 11/15/2035	3.205%	2,033,000	2,019,655
SoFi Consumer Loan Program LLC(a)
Series 2016-2A Class A
10/27/2025	3.090%	554,377	553,597
SoFi Professional Loan Program LLC(a),(b)
Series 2017-C Class A1
1-month USD LIBOR + 0.600% 07/25/2040	3.106%	1,453,978	1,451,835
Series 2017-E Class A1
1-month USD LIBOR + 0.500% 11/26/2040	3.006%	413,785	414,088
SoFi Professional Loan Program LLC(a)
Series 2017-D Class A2FX
09/25/2040	2.650%	177,000	172,398
Series 2017-E Class A2B
11/26/2040	2.720%	2,807,000	2,735,640
SoFi Professional Loan Program Trust(a)
Series 2018-B Class A2FX
08/25/2047	3.340%	2,400,000	2,393,357
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-C Class A2FX
01/25/2048	3.590%	2,955,000	2,996,073
Series 2018-D Class A2FX
02/25/2048	3.600%	3,041,000	3,033,438
Springleaf Funding Trust(a)
Series 2015-AA Class A
11/15/2024	3.160%	386,172	385,743
Series 2015-AA Class B
11/15/2024	3.620%	363,000	362,011
Synchrony Card Issuance Trust
Series 2018-A1 Class A1
09/15/2024	3.380%	2,000,000	2,018,452
Synchrony Credit Card Master Note Trust
Series 2018-2 Class A
05/15/2026	3.470%	607,000	613,172
Tricolor Auto Securitization Trust(a),(c)
Series 2018-1A Class A
12/15/2020	5.050%	1,708,766	1,708,202
Tricolor Auto Securitization Trust(a)
Series 2018-2A Class A
10/15/2021	3.960%	4,855,600	4,855,357
Subordinated Series 2018-2A Class B
02/15/2022	4.760%	2,000,000	2,017,815
Tricon American Homes Trust(a)
Series 2016-SFR1 Class A
11/17/2033	2.589%	1,706,012	1,664,419
Upgrade Receivables Trust(a)
Series 2018-1A Class A
11/15/2024	3.760%	959,071	959,082
Upstart Securitization Trust(a)
Series 2017-1 Class A
06/20/2024	2.639%	82,942	82,859
US Auto Funding LLC(a)
Series 2018-1A Class A
07/15/2023	5.500%	2,435,718	2,454,511
USASF Receivables LLC(a),(c)
Series 2017-1 Class A
09/15/2030	5.750%	827,344	827,344
VM DEBT LLC(a),(c)
Series 2017-1 Class A
10/02/2024	6.500%	2,140,447	2,140,447
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	1,169,949	1,184,006
Westgate Resorts LLC(a)
Series 2017-1A Class B
12/20/2030	3.050%	645,851	641,035

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	197

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Westlake Automobile Receivables Trust(a)
Series 2016-2A
06/15/2021	4.100%	799,000	801,492
Series 2016-3A Class C
01/18/2022	2.460%	1,294,000	1,289,324
Series 2017-1A Class C
10/17/2022	2.700%	508,000	505,518
Subordinated, Series 2015-3A Class D
05/17/2021	4.400%	537,250	537,397
World Financial Network Credit Card Master Trust
CMO Series 2017-A Class A
03/15/2024	2.120%	1,962,000	1,935,900
Series 2015-B Class A
06/17/2024	2.550%	276,000	273,531
Series 2016-A Class A
04/15/2025	2.030%	3,422,000	3,332,592
Series 2016-C Class A
08/15/2023	1.720%	1,002,000	991,138
Series 2017-C Class A
08/15/2024	2.310%	3,002,000	2,957,276
World Omni Auto Receivables Trust
Series 2016-A Class A4
05/16/2022	1.950%	1,597,000	1,578,347
Total Asset-Backed Securities — Non-Agency (Cost $372,106,292)			371,526,198

Commercial Mortgage-Backed Securities - Agency 7.6%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
CMO Series KJ02 Class A2
09/25/2020	2.597%	255,336	253,501
Series 2017 K065 Class A2
04/25/2027	3.243%	1,408,000	1,404,870
Series 2017 K065 Class AM
05/25/2027	3.326%	755,000	744,232
Series 2017 K066 Class A2
06/25/2027	3.117%	1,858,000	1,836,808
Series K077 Class A2
05/25/2028	3.850%	2,115,000	2,198,440
Series KJ07 Class A2
12/25/2022	2.312%	5,000,000	4,916,597
Series KS07 Class A2
09/25/2025	2.735%	3,600,000	3,464,463
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(d)
Series 2017-K070 Class A2
11/25/2027	3.303%	1,311,000	1,308,611
Series K081 Class A2
08/25/2028	3.900%	2,245,000	2,339,791
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series W5FX Class AFX
04/25/2028	3.214%	1,256,000	1,246,730
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
Series KPLB Class A
05/25/2025	2.770%	7,500,000	7,364,449
Federal National Mortgage Association
04/01/2020	4.375%	1,696,569	1,724,550
07/01/2020	4.066%	2,241,950	2,278,727
01/01/2021	4.308%	957,558	984,184
09/01/2021	2.120%	2,800,000	2,731,745
06/01/2022	2.790%	2,481,430	2,477,302
07/01/2022	2.670%	5,000,000	4,964,447
08/01/2022	2.650%	7,000,000	6,945,376
11/01/2022	2.450%	6,000,000	5,937,031
12/01/2022	2.400%	1,768,142	1,744,502
02/01/2023	2.460%	2,599,894	2,559,728
04/01/2023	2.500%	6,000,000	5,943,079
04/01/2023	2.640%	2,734,468	2,708,031
05/01/2023	2.520%	3,000,000	2,973,426
06/01/2023	2.420%	2,688,729	2,637,717
06/01/2023	2.510%	1,784,563	1,757,109
07/01/2023	3.670%	6,000,000	6,174,546
08/01/2023	3.590%	2,500,000	2,566,611
11/01/2023	3.690%	1,198,621	1,235,335
07/01/2025	3.070%	9,769,114	9,779,578
09/01/2025	3.100%	2,490,947	2,493,112
12/01/2025	3.765%	7,000,000	7,270,348
07/01/2026	4.450%	2,677,537	2,903,094
10/01/2026	3.235%	1,391,764	1,408,483
12/01/2026	3.240%	1,500,000	1,492,051
02/01/2027	3.340%	1,000,000	1,004,738
03/01/2027	2.910%	3,521,000	3,447,631
05/01/2027	2.885%	2,311,281	2,260,190
06/01/2027	3.000%	2,000,000	1,953,064
07/01/2027	3.210%	945,685	945,535
06/01/2028	3.570%	2,787,000	2,830,503
07/01/2028	3.570%	3,392,931	3,447,574
10/01/2028	3.890%	1,342,000	1,397,632
11/01/2028	4.250%	998,985	1,068,302
12/01/2028	3.890%	4,350,000	4,528,214
12/01/2028	3.930%	8,530,000	8,896,395
01/01/2029	3.940%	4,050,000	4,233,038
10/01/2029	3.201%	8,575,772	8,374,766
02/01/2030	2.920%	2,908,808	2,792,588
02/01/2030	3.550%	1,000,000	999,346
06/01/2030	3.130%	4,812,000	4,623,635
06/01/2030	3.670%	6,600,000	6,663,259
06/01/2030	3.800%	5,000,000	5,122,036
07/01/2030	3.210%	4,205,000	4,098,364
07/01/2030	3.300%	4,022,000	3,942,879
07/01/2030	3.340%	2,500,000	2,466,106
07/01/2030	3.850%	4,500,000	4,630,227
09/01/2030	3.390%	5,673,442	5,666,216
09/01/2030	3.410%	7,500,000	7,400,152
05/01/2033	3.530%	2,594,000	2,554,564
04/01/2035	3.330%	2,500,000	2,404,812

The accompanying Notes to Financial Statements are an integral part of this statement.
198	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/01/2036	3.150%	2,852,446	2,697,465
06/01/2037	5.900%	658,672	712,973
Series 2010-M3 Class A3
03/25/2020	4.332%	2,034,383	2,053,454
Series 2011-M1 Class A3
06/25/2021	3.763%	1,042,661	1,061,697
Series 2012-M8 Class ASQ3
12/25/2019	1.801%	204,170	202,868
Series 2015-M10 Class A2
04/25/2027	3.092%	11,666,000	11,454,455
Series 2017-M5 Class A2
04/25/2029	3.178%	1,929,000	1,846,748
Series 2017-T1 Class A
06/25/2027	2.898%	2,776,523	2,634,471
Federal National Mortgage Association(b)
CMO Series 2012-M11 Class FA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 6.000% 08/25/2019	2.782%	41,399	41,350
Federal National Mortgage Association(d)
CMO Series 2013-M13 Class A2
04/25/2023	2.545%	3,108,563	3,090,600
CMO Series 2014-M3 Class A2
01/25/2024	3.460%	2,000,000	2,047,910
CMO Series 2015-M11 Class A2
04/25/2025	2.844%	2,000,000	1,973,740
Series 2017-M12 Class A2
06/25/2027	3.081%	2,402,000	2,362,078
Series 2017-M7 Class A2
02/25/2027	2.961%	546,000	531,119
Series 2018-M10 Class A2
07/25/2028	3.385%	2,683,000	2,679,278
Series 2018-M3 Class A2
02/25/2030	3.090%	1,057,000	1,012,141
Series 2018-M4 Class A2
03/25/2028	3.043%	1,473,000	1,432,246
FREMF Mortgage Trust(a),(d)
Subordinated, Series 2015-K44 Class B
01/25/2048	3.683%	3,410,000	3,322,888
Subordinated, Series 2016-K59 Class B
11/25/2049	3.576%	2,383,000	2,245,582
Subordinated, Series 2016-K722 Class B
07/25/2049	3.836%	1,400,000	1,387,099
Government National Mortgage Association(b)
CMO Series 2013-H08 Class FA
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 10.550% 03/20/2063	2.664%	2,676,766	2,673,755
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-H15 Class FJ
1-month USD LIBOR + 0.440% Floor 0.440%, Cap 11.000% 06/20/2065	2.754%	3,256,120	3,261,503
CMO Series 2015-H16 Class FG
1-month USD LIBOR + 0.440% Floor 0.440%, Cap 11.000% 07/20/2065	2.754%	3,304,956	3,310,310
CMO Series 2015-H16 Class FL
1-month USD LIBOR + 0.440% Floor 0.440%, Cap 11.000% 07/20/2065	2.754%	1,732,340	1,735,286
CMO Series 2015-H18 Class FA
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 11.000% 06/20/2065	2.764%	1,204,754	1,206,528
Government National Mortgage Association(d)
CMO Series 2014-168 Class VB
06/16/2047	3.419%	3,385,114	3,433,066
Total Commercial Mortgage-Backed Securities - Agency (Cost $269,250,759)			268,930,980

Commercial Mortgage-Backed Securities - Non-Agency 3.1%

American Homes 4 Rent(a)
Series 2015-SFR1 Class E
04/17/2052	5.639%	1,150,000	1,228,421
American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,421,589	2,416,457
Series 2014-SFR2 Class E
10/17/2036	6.231%	500,000	548,221
Series 2014-SFR3 Class A
12/17/2036	3.678%	1,072,468	1,072,983
Series 2014-SFR3 Class E
12/17/2036	6.418%	1,000,000	1,108,498
Series 2015-SFR1 Class A
04/17/2052	3.467%	1,166,328	1,155,915
Subordinated, Series 2014-SFR3 Class C
12/17/2036	4.596%	200,000	208,419
Subordinated, Series 2015-SFR2 Class D
10/17/2045	5.036%	2,000,000	2,136,045
Subordinated, Series 2015-SFR2 Class E
10/17/2045	6.070%	1,820,000	1,995,552
Americold 2010 LLC Trust(a),(c)
Series 2017-TL Class A
12/26/2037	3.000%	2,840,000	2,840,000
B2R Mortgage Trust(a)
Series 2015-1 Class A1
05/15/2048	2.524%	289,411	286,228

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	199

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-2 Class A
11/15/2048	3.336%	1,571,218	1,564,762
BBCMS Mortgage Trust
Series 2018-C2 Class ASB
12/15/2051	4.236%	3,294,000	3,435,565
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	3,700,000	3,632,905
Series 2012-TFT Class A
06/05/2030	2.892%	386,000	379,864
Bear Stearns Commercial Mortgage Securities Trust(a),(d),(g)
CMO Series 2007-T26 Class X1
01/12/2045	0.005%	14,409,206	7,043
BENCHMARK Mortgage Trust
Series 2018-B1 Class ASB
01/15/2051	3.602%	449,000	451,646
Camden Property Trust(a),(c)
Series 2016-SFR1 Class A
12/05/2026	5.000%	4,914,084	4,903,337
CD Mortgage Trust
Series 2017-CD6 Class ASB
11/13/2050	3.332%	1,499,000	1,473,373
Series 2018-CD7 Class A4
08/15/2051	4.279%	244,000	254,192
CFCRE Commercial Mortgage Trust
Series 2016-C4 Class A4
05/10/2058	3.283%	747,000	722,847
Series 2016-C7 Class A3
12/10/2054	3.839%	1,038,000	1,046,540
Series 2017-C8 Class A1
06/15/2050	1.965%	560,227	548,855
Series 2017-C8 Class ASB
06/15/2050	3.367%	1,040,000	1,029,502
Citigroup Commercial Mortgage Trust
Series 2015-GC29 Class AS
04/10/2048	3.457%	362,000	360,007
Citigroup/Deutsche Bank Commercial Mortgage Trust(a),(d),(g)
CMO Series 2006-CD2 Class X
01/15/2046	0.023%	6,580,052	34
CMO Series 2007-CD4 Class XC
12/11/2049	0.752%	244,423	2,650
COBALT CMBS Commercial Mortgage Trust(d),(g)
CMO Series 2006-C1 Class
08/15/2048	0.815%	687,820	5,715
Colony American Finance Ltd.(a)
Series 2016-2 Class A
11/15/2048	2.554%	1,069,365	1,050,192
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COMM Mortgage Trust
Series 2014-UBS4 Class AM
08/10/2047	3.968%	832,000	840,613
Series 2018-COR3 Class A3
05/10/2051	4.228%	605,000	624,172
COMM Mortgage Trust(a)
Series 2018-HOME Class A
04/10/2033	3.815%	3,125,000	3,111,672
Commercial Mortgage Trust(d),(g)
CMO Series 2012-CR2 Class XA
08/15/2045	1.651%	2,117,872	102,589
Commercial Mortgage Trust
Series 2012-CR3 Class A3
10/15/2045	2.822%	589,107	579,874
Series 2012-LC4 Class A4
12/10/2044	3.288%	4,916,521	4,916,258
Series 2013-CR12 Class A4
10/10/2046	4.046%	651,000	672,376
Series 2014-CR19 Class ASB
08/10/2047	3.499%	1,100,000	1,113,029
Series 2014-UBS2 Class A5
03/10/2047	3.961%	2,809,000	2,879,729
Series 2014-UBS6 Class A5
12/10/2047	3.644%	1,183,000	1,196,488
Series 2015-CR25 Class A4
08/10/2048	3.759%	2,187,000	2,215,160
Commercial Mortgage Trust(a)
Series 2013-300P Class A1
08/10/2030	4.353%	2,000,000	2,100,433
Commercial Mortgage Trust(a),(d)
Series 2013-SFS Class A2
04/12/2035	2.987%	624,000	620,362
Commercial Mortgage Trust(a),(b)
Series 2014-TWC Class A
1-month USD LIBOR + 0.850% Floor 0.850% 02/13/2032	3.283%	1,875,000	1,869,384
Credit Suisse Mortgage Capital Certificates Trust
Series 2016-NXSR Class A4
12/15/2049	3.795%	1,863,000	1,871,694
CSAIL Commercial Mortgage Trust
Series 2015-C4 Class A4
11/15/2048	3.808%	1,586,000	1,606,992
DBJPM Mortgage Trust
Series 2017-C6 Class ASB
06/10/2050	3.121%	347,000	340,127
Greenwich Capital Commercial Funding Corp.(d)
Series 2006-GG7 Class AM
07/10/2038	5.666%	82,369	82,576

The accompanying Notes to Financial Statements are an integral part of this statement.
200	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GS Mortgage Securities Corp. II(a)
Series 2012-ALOH Class A
04/10/2034	3.551%	2,000,000	2,015,784
Series 2013-KING Class A
12/10/2027	2.706%	841,238	836,157
GS Mortgage Securities Corp. Trust(a),(d),(g)
CMO Series 2006-GG8 Class X
11/10/2039	0.871%	2,306,050	16,589
GS Mortgage Securities Trust
Series 2015-GC32 Class AAB
07/10/2048	3.513%	7,000,000	7,080,918
Series 2015-GC34 Class A4
10/10/2048	3.506%	747,000	743,700
Independence Plaza Trust(a)
Series 2018-INDP Class A
07/10/2035	3.763%	2,060,000	2,079,276
JPMBB Commercial Mortgage Securities Trust
Series 2014-C23 Class A4
09/15/2047	3.670%	708,000	715,585
Series 2015-C28 Class A3
10/15/2048	2.912%	3,279,000	3,182,509
JPMCC Commercial Mortgage Securities Trust
Series 2017-JP6 Class ASB
07/15/2050	3.283%	2,855,000	2,821,937
JPMDB Commercial Mortgage Securities Trust
Series 2018-C8 Class ASB
06/15/2051	4.145%	722,000	747,534
JPMorgan Chase Commercial Mortgage Securities Trust(d),(g)
CMO Series 2006-CB15 Class X1
06/12/2043	0.186%	6,720,245	18,109
JPMorgan Chase Commercial Mortgage Securities Trust(a),(d),(g)
CMO Series 2010-C2 Class XA
11/15/2043	1.529%	4,178,824	85,337
JPMorgan Chase Commercial Mortgage Securities Trust
Series 20 13-C13 Class A2
01/15/2046	2.665%	416,221	415,016
Series 2012-CBX Class A4
06/15/2045	3.483%	1,019,000	1,021,309
Series 2015-JP1 Class ASB
01/15/2049	3.733%	755,000	765,842
Series 2016-JP2 Class A1
08/15/2049	1.324%	663,824	650,528
JPMorgan Chase Commercial Mortgage Securities Trust(b)
Series 2006-LDP9 Class A3SF
1-month USD LIBOR + 0.155% Floor 0.155% 05/15/2047	2.610%	228,325	228,325
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KGS-Alpha SBA COOF Trust(a),(c),(d),(g)
CMO Series 2012-2 Class A
08/25/2038	0.934%	3,078,661	61,573
CMO Series 2013-2 Class A
03/25/2039	1.530%	4,360,400	173,053
CMO Series 2014-2 Class A
04/25/2040	3.222%	979,075	71,748
Ladder Capital Commercial Mortgage Trust(a)
Series 2013-GCP Class A2
02/15/2036	3.985%	1,535,000	1,540,296
LB-UBS Commercial Mortgage Trust(a),(d),(g)
CMO Series 2006-C1 Class XCL
02/15/2041	0.381%	1,937,137	210
Merrill Lynch/Countrywide Commercial Mortgage Trust(a),(d),(g)
CMO Series 2006-4 Class XC
12/12/2049	0.604%	367,887	4
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C25 Class A5
10/15/2048	3.635%	767,000	771,157
Series 2015-C25 Class ASB
10/15/2048	3.383%	2,997,000	3,017,342
Series 2016-C28 Class A4
01/15/2049	3.544%	411,000	410,336
Morgan Stanley Capital I Trust(a),(d),(g)
CMO Series 2006-IQ12 Class X1
12/15/2043	0.628%	1,845,058	18
CMO Series 2006-T21 Class X
10/12/2052	0.030%	9,311,173	93
CMO Series 2007-HQ11 Class X
02/12/2044	0.333%	982,117	1,517
Morgan Stanley Capital I Trust
Series 2018-L1 Class A4
10/15/2051	4.407%	888,000	932,897
Morgan Stanley Re-Remic Trust(a),(c)
Series 2012-IO Class AXA
03/27/2051	1.000%	7,831	7,836
RBS Commercial Funding, Inc., Trust(a)
Series 2013-SMV Class A
03/11/2031	3.260%	797,000	790,566
UBS Commercial Mortgage Trust
Series 2017-C7 Class A4
12/15/2050	3.679%	172,000	171,494
Series 2018-C10 Class A4
05/15/2051	4.313%	527,000	550,304
Series 2018-C13 Class A4
10/15/2051	4.334%	900,000	941,049
Series 2018-C9 Class A4
03/15/2051	4.117%	1,173,000	1,207,609

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	201

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2 Class A4
05/10/2063	3.525%	976,000	986,719
Series 2013-C6 Class A4
04/10/2046	3.244%	857,000	858,578
VNDO Mortgage Trust(a)
Series 2012-6AVE Class A
11/15/2030	2.996%	1,165,409	1,155,269
Series 2013-PENN Class A
12/13/2029	3.808%	3,000,000	3,027,972
Wachovia Bank Commercial Mortgage Trust(a),(d),(g)
CMO Series 2004-C12 Class
07/15/2041	0.203%	14,011,802	10,943
CMO Series 2006-C24 Class XC
03/15/2045	0.076%	5,844,852	58
Wells Fargo Commercial Mortgage Trust(a),(d)
Series 2013-120B Class A
03/18/2028	2.710%	2,000,000	1,983,949
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16
08/15/2050	2.819%	2,670,253	2,664,863
WF-RBS Commercial Mortgage Trust(a)
Series 2011-C3 Class A4
03/15/2044	4.375%	1,200,000	1,223,395
WF-RBS Commercial Mortgage Trust
Series 2012-C6 Class A4
04/15/2045	3.440%	960,000	963,895
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $111,310,175)			109,558,494

Corporate Bonds & Notes 19.9%

Aerospace & Defense 0.3%
Airbus Finance BV(a)
04/17/2023	2.700%	589,000	572,388
Airbus Group SE(a)
04/10/2027	3.150%	409,000	391,818
04/10/2047	3.950%	150,000	141,718
BAE Systems Holdings, Inc.(a)
06/01/2019	6.375%	555,000	561,365
Boeing Co. (The)
03/01/2038	3.550%	232,000	216,396
Harris Corp.
04/27/2035	4.854%	310,000	309,838
Lockheed Martin Corp.
05/15/2036	4.500%	400,000	409,591
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northrop Grumman Corp.
10/15/2020	2.080%	1,264,000	1,240,191
10/15/2022	2.550%	1,774,000	1,718,092
08/01/2023	3.250%	1,636,000	1,608,798
01/15/2025	2.930%	80,000	75,881
01/15/2028	3.250%	932,000	870,778
10/15/2047	4.030%	515,000	467,967
Northrop Grumman Systems Corp.
02/15/2031	7.750%	400,000	526,476
Rockwell Collins, Inc.
03/15/2024	3.200%	175,000	168,258
04/15/2047	4.350%	66,000	60,379
Total			9,339,934
Agencies 0.1%
Crowley Conro LLC
08/15/2043	4.181%	773,000	769,035
Israel Government AID Bond(h)
11/01/2024	0.000%	5,000,000	4,144,935
Total			4,913,970
Airlines 0.3%
Air Canada Pass-Through Trust(a)
05/15/2025	4.125%	759,244	756,388
Series 2017-1 Class A
01/15/2030	3.550%	544,000	512,473
Series 2017-1 Class AA
01/15/2030	3.300%	384,000	360,993
American Airlines Pass Through Trust
Series 2015-1 Class A
05/01/2027	3.375%	538,254	511,634
American Airlines Pass-Through Trust
01/15/2023	4.950%	558,442	568,612
Series 2016-2 Class A
06/15/2028	3.650%	197,890	188,897
Series 2016-3 Class AA
10/15/2028	3.000%	2,077,655	1,931,796
Series 2017-1 Class AA
02/15/2029	3.650%	633,692	610,890
Series 2017-2 Class B
10/15/2025	3.700%	214,575	204,716
British Airways Pass-Through Trust(a)
Series 2018-1 Class A
09/20/2031	4.125%	660,672	655,148
Series 2018-1 Class AA
09/20/2031	3.800%	478,553	473,519
Continental Airlines Pass-Through Trust
04/19/2022	5.983%	581,291	607,819
10/29/2024	4.000%	135,469	135,101

The accompanying Notes to Financial Statements are an integral part of this statement.
202	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Delta Air Lines, Inc.
04/19/2023	3.800%	988,000	960,506
04/19/2028	4.375%	384,000	364,800
Spirit Airlines Pass-Through Trust
02/15/2030	3.375%	300,247	284,791
U.S. Airways Pass-Through Trust
10/01/2024	5.900%	327,512	347,867
United Airlines Pass-Through Trust
03/01/2026	4.600%	255,000	251,166
Series 2016-1 Class B
01/07/2026	3.650%	125,390	119,146
Series 2018-1 Class A
03/01/2030	3.700%	465,000	445,424
Series 2018-1 Class AA
03/01/2030	3.500%	820,000	783,100
United Airlines, Inc. Pass-Through Trust
08/15/2025	4.300%	243,154	244,122
Series 2016-1 Class A
07/07/2028	3.450%	527,611	502,198
Total			11,821,106
Apartment REIT 0.1%
AvalonBay Communities, Inc.
06/01/2025	3.450%	215,000	211,606
11/15/2025	3.500%	300,000	295,579
10/15/2046	3.900%	85,000	77,817
ERP Operating LP
04/15/2023	3.000%	200,000	196,843
03/01/2028	3.500%	221,000	214,958
12/01/2028	4.150%	480,000	489,233
Mid-America Apartments LP
10/15/2023	4.300%	576,000	588,048
06/15/2024	3.750%	1,343,000	1,332,456
11/15/2025	4.000%	688,000	686,242
06/01/2027	3.600%	539,000	518,607
UDR, Inc.
09/01/2026	2.950%	363,000	337,298
Total			4,948,687
Automotive 0.3%
BMW U.S. Capital LLC(a)
09/15/2023	2.250%	720,000	673,885
Ford Motor Co.
07/16/2031	7.450%	246,000	254,842
12/08/2046	5.291%	646,000	530,313
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Motor Credit Co. LLC
01/09/2022	3.219%	271,000	254,209
03/28/2022	3.339%	505,000	476,601
02/15/2023	4.140%	316,000	300,356
01/09/2024	3.810%	978,000	896,292
08/04/2025	4.134%	625,000	562,845
11/02/2027	3.815%	682,000	577,385
General Motors Co.
10/01/2028	5.000%	276,000	261,811
04/01/2036	6.600%	97,000	93,788
04/01/2038	5.150%	772,000	667,722
04/01/2049	5.950%	1,718,000	1,554,281
General Motors Financial Co., Inc.
04/13/2024	3.950%	600,000	567,893
01/15/2025	4.000%	335,000	312,975
04/09/2025	4.350%	515,000	490,006
07/13/2025	4.300%	1,525,000	1,441,008
Volkswagen Group of America Finance LLC(a)
11/13/2028	4.750%	2,125,000	2,063,146
Total			11,979,358
Banking 5.1%
ABN AMRO Bank NV(a)
06/04/2020	2.450%	1,195,000	1,179,427
Subordinated
07/28/2025	4.750%	431,000	430,458
AIB Group PLC(a)
10/12/2023	4.750%	3,204,000	3,179,265
American Express Co.
Subordinated
12/05/2024	3.625%	170,000	166,174
American Express Credit Corp.
05/05/2021	2.250%	331,000	323,590
03/03/2022	2.700%	210,000	205,873
ANZ New Zealand International Ltd.(a)
08/06/2020	2.850%	478,000	474,419
Australia & New Zealand Banking Group Ltd.(a)
Subordinated
05/19/2026	4.400%	226,000	218,016
Banco Santander SA
02/23/2028	3.800%	1,200,000	1,068,688
04/12/2028	4.379%	1,800,000	1,676,538
Bank of America Corp.
10/19/2020	2.625%	225,000	222,519
01/11/2023	3.300%	4,797,000	4,726,455
04/01/2024	4.000%	1,368,000	1,376,025
10/21/2027	3.248%	1,605,000	1,485,777
Subordinated
03/03/2026	4.450%	851,000	841,111

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	203

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of America Corp.(i)
01/20/2023	3.124%	2,184,000	2,146,033
04/24/2023	2.881%	575,000	558,228
12/20/2023	3.004%	53,000	51,394
07/23/2024	3.864%	5,127,000	5,118,961
10/01/2025	3.093%	2,162,000	2,044,020
04/24/2028	3.705%	3,886,000	3,723,153
07/21/2028	3.593%	528,000	500,977
12/20/2028	3.419%	1,000,000	931,282
Bank of America NA
Subordinated
10/15/2036	6.000%	700,000	804,833
Bank of Ireland Group PLC(a)
11/25/2023	4.500%	1,470,000	1,441,811
Bank of New York Mellon Corp. (The)(i)
05/16/2023	2.661%	200,000	194,956
Bank of New York Mellon Corp. (The)
08/16/2023	2.200%	1,100,000	1,043,720
11/18/2025	3.950%	575,000	583,033
Bank of Nova Scotia (The)
09/19/2022	2.450%	400,000	385,912
Banque Federative du Credit Mutuel SA(a)
07/20/2023	3.750%	1,819,000	1,811,617
Barclays PLC(i)
02/15/2023	4.610%	2,123,000	2,103,498
Barclays PLC
03/16/2025	3.650%	1,491,000	1,385,855
01/12/2026	4.375%	1,039,000	992,419
BNP Paribas SA(a)
03/01/2023	3.500%	2,808,000	2,726,981
BNZ International Funding Ltd.(a)
09/14/2021	2.100%	450,000	433,931
02/21/2022	2.900%	800,000	783,489
11/03/2022	2.650%	600,000	578,280
BPCE SA
07/15/2019	2.500%	250,000	249,308
12/02/2026	3.375%	700,000	659,884
BPCE SA(a)
Subordinated
07/11/2024	4.625%	500,000	491,197
Capital One Financial Corp.
10/30/2020	2.400%	1,027,000	1,005,291
01/30/2023	3.200%	725,000	704,569
04/30/2025	4.250%	1,273,000	1,257,326
01/31/2028	3.800%	1,627,000	1,507,573
Subordinated
10/29/2025	4.200%	700,000	672,923
Capital One NA
08/08/2022	2.650%	1,024,000	984,824
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc.
08/02/2021	2.350%	269,000	261,458
04/25/2022	2.750%	900,000	873,919
12/01/2025	7.000%	765,000	862,857
10/21/2026	3.200%	3,383,000	3,121,724
01/15/2028	6.625%	215,000	247,508
Subordinated
09/29/2027	4.450%	2,248,000	2,166,892
Citigroup, Inc.(i)
01/24/2023	3.142%	500,000	490,868
06/01/2024	4.044%	1,936,000	1,937,688
07/24/2028	3.668%	1,267,000	1,199,072
04/23/2029	4.075%	533,000	518,068
01/24/2039	3.878%	100,000	89,414
Citizens Bank NA
03/29/2023	3.700%	250,000	250,226
Citizens Financial Group, Inc.
Subordinated
12/03/2025	4.300%	386,000	379,595
Comerica, Inc.
07/31/2023	3.700%	2,602,000	2,601,412
Commonwealth Bank of Australia(a)
09/06/2021	2.000%	500,000	483,449
03/16/2023	3.450%	540,000	538,694
05/18/2026	2.850%	540,000	505,531
Subordinated
12/09/2025	4.500%	703,000	688,366
Compass Bank
06/11/2021	3.500%	450,000	446,811
Cooperatieve Rabobank UA(a)
09/30/2110	5.800%	500,000	557,011
Cooperatieve Rabobank UA
Subordinated
08/04/2025	4.375%	1,307,000	1,283,714
Credit Agricole SA(a)
04/24/2023	3.750%	250,000	244,592
Subordinated
03/17/2025	4.375%	340,000	330,385
Credit Suisse Group AG(a)
01/09/2023	3.574%	1,225,000	1,194,324
Credit Suisse Group AG(a),(i)
01/12/2029	3.869%	250,000	232,774
Credit Suisse Group Funding Guernsey Ltd.
06/09/2023	3.800%	650,000	638,395
03/26/2025	3.750%	500,000	477,543
Danske Bank A/S(a)
03/02/2022	2.700%	542,000	517,451
09/12/2023	3.875%	1,265,000	1,224,936

The accompanying Notes to Financial Statements are an integral part of this statement.
204	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Discover Bank
07/27/2026	3.450%	633,000	581,824
Fifth Third Bancorp
03/14/2028	3.950%	400,000	396,480
Goldman Sachs Group, Inc. (The)(i)
10/31/2022	2.876%	1,987,000	1,926,365
07/24/2023	2.905%	652,000	620,559
09/29/2025	3.272%	887,000	829,751
06/05/2028	3.691%	1,744,000	1,621,615
05/01/2029	4.223%	1,614,000	1,555,007
10/31/2038	4.017%	563,000	494,639
04/23/2039	4.411%	1,478,000	1,364,488
Goldman Sachs Group, Inc. (The)
01/23/2025	3.500%	578,000	547,060
05/22/2025	3.750%	4,028,000	3,850,961
11/16/2026	3.500%	1,679,000	1,557,140
01/26/2027	3.850%	2,122,000	1,999,518
Subordinated
10/21/2025	4.250%	531,000	507,595
HSBC Holdings PLC
04/05/2021	5.100%	1,700,000	1,755,779
03/30/2022	4.000%	586,000	592,575
05/25/2023	3.600%	657,000	649,042
03/08/2026	4.300%	855,000	842,333
Subordinated
03/14/2024	4.250%	2,500,000	2,495,817
HSBC Holdings PLC(i)
03/13/2028	4.041%	744,000	711,077
Huntington Bancshares, Inc.
03/14/2021	3.150%	141,000	140,374
01/14/2022	2.300%	352,000	339,908
Intesa Sanpaolo SpA(a)
07/14/2027	3.875%	2,702,000	2,316,884
01/12/2028	3.875%	1,814,000	1,549,348
01/12/2048	4.375%	736,000	553,301
JPMorgan Chase & Co.(i)
06/18/2022	3.514%	551,000	551,831
07/23/2024	3.797%	1,955,000	1,955,831
12/05/2024	4.023%	7,785,000	7,842,010
12/05/2029	4.452%	1,212,000	1,231,571
KeyBank NA
05/22/2022	3.180%	1,373,000	1,357,962
KeyCorp
10/29/2025	4.150%	537,000	544,861
Lloyds Banking Group PLC
08/16/2023	4.050%	1,563,000	1,542,021
03/22/2028	4.375%	1,557,000	1,477,565
Subordinated
12/10/2025	4.582%	500,000	470,870
01/09/2048	4.344%	504,000	396,004
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Macquarie Bank Ltd.(a)
07/29/2025	4.000%	960,000	956,543
01/15/2026	3.900%	370,000	365,159
Macquarie Group Ltd.(a)
01/14/2020	6.000%	600,000	615,058
01/14/2021	6.250%	926,000	972,124
Macquarie Group Ltd.(a),(i)
11/28/2028	3.763%	340,000	311,145
Macquarie Group, Ltd.(a),(i)
01/15/2030	5.033%	800,000	787,194
Mitsubishi UFJ Financial Group, Inc.
03/01/2021	2.950%	382,000	378,353
02/22/2022	2.998%	177,000	174,487
07/26/2023	3.761%	775,000	778,953
09/13/2023	2.527%	384,000	366,233
Mizuho Financial Group, Inc.
02/28/2022	2.953%	435,000	426,730
Morgan Stanley
09/23/2019	5.625%	130,000	131,927
01/26/2020	5.500%	600,000	613,617
07/24/2020	5.500%	324,000	334,210
01/25/2021	5.750%	372,000	388,481
07/28/2021	5.500%	3,235,000	3,387,980
11/17/2021	2.625%	1,496,000	1,458,974
05/19/2022	2.750%	7,000	6,804
10/23/2024	3.700%	800,000	787,511
07/23/2025	4.000%	2,053,000	2,026,095
01/20/2027	3.625%	1,547,000	1,470,869
Morgan Stanley(i)
07/22/2028	3.591%	889,000	840,335
01/24/2029	3.772%	333,000	318,563
MUFG Union Bank NA
05/06/2019	2.250%	250,000	249,349
Nordea Bank Abp(a)
01/27/2020	4.875%	300,000	305,177
09/17/2020	2.500%	3,500,000	3,450,597
Subordinated
09/21/2022	4.250%	910,000	912,504
Northern Trust Corp.(i)
Junior Subordinated
05/08/2032	3.375%	231,000	215,816
PNC Bank NA
Subordinated
01/30/2023	2.950%	570,000	554,817
RABOBANK NEDERLAND NY
01/10/2022	2.750%	620,000	607,353
Royal Bank of Canada
10/05/2023	3.700%	1,000,000	1,003,939

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	205

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Royal Bank of Scotland Group PLC(i)
05/18/2029	4.892%	1,147,000	1,095,541
01/27/2030	5.076%	1,095,000	1,057,248
Santander Holdings USA, Inc.
12/03/2021	4.450%	4,036,000	4,092,851
Santander UK Group Holdings PLC(i)
11/15/2024	4.796%	1,549,000	1,536,786
Santander UK Group Holdings PLC(a)
Subordinated
09/15/2025	4.750%	640,000	603,361
Societe Generale SA(a)
Subordinated
04/14/2025	4.250%	900,000	862,969
SouthTrust Bank
Subordinated
05/15/2025	7.690%	500,000	591,309
Standard Chartered PLC(a),(i)
01/20/2023	4.247%	600,000	593,512
Subordinated
03/15/2033	4.866%	700,000	666,373
State Street Corp.(i)
05/15/2023	2.653%	250,000	243,579
12/03/2024	3.776%	300,000	303,903
State Street Corp.
05/15/2023	3.100%	630,000	618,695
Sumitomo Mitsui Financial Group, Inc.
01/11/2022	2.846%	1,200,000	1,176,796
10/18/2022	2.778%	452,000	438,956
07/14/2026	2.632%	590,000	540,505
10/19/2026	3.010%	297,000	278,769
SunTrust Banks, Inc.
01/27/2022	2.700%	355,000	346,052
05/01/2025	4.000%	191,000	191,424
Synchrony Financial
08/04/2026	3.700%	300,000	255,608
Toronto-Dominion Bank (The)(i)
Subordinated
09/15/2031	3.625%	583,000	550,565
U.S. Bancorp
01/24/2022	2.625%	309,000	304,025
07/22/2026	2.375%	1,200,000	1,093,506
UBS Group Funding AG(a),(i)
08/15/2023	2.859%	200,000	191,888
UBS Group Funding Switzerland AG(a)
02/01/2022	2.650%	1,390,000	1,345,142
05/23/2023	3.491%	960,000	940,107
09/24/2025	4.125%	200,000	198,865
04/15/2026	4.125%	401,000	397,479
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
US Bancorp
11/17/2025	3.950%	735,000	752,486
Wells Fargo & Co.
03/04/2021	2.500%	460,000	451,786
01/24/2023	3.069%	796,000	773,067
09/09/2024	3.300%	750,000	725,279
09/29/2025	3.550%	2,000,000	1,935,752
Subordinated
06/03/2026	4.100%	777,000	757,811
Westpac Banking Corp.
06/28/2022	2.500%	500,000	484,283
05/13/2026	2.850%	500,000	466,770
Westpac Banking Corp.(i)
11/23/2031	4.322%	600,000	566,577
Total			179,612,778
Brokerage/Asset Managers/Exchanges 0.1%
Blackstone Holdings Finance Co. LLC(a)
03/15/2021	5.875%	850,000	896,287
Brookfield Finance, Inc.
09/20/2047	4.700%	369,000	339,041
Carlyle Holdings(b),(c),(e)
3-month USD LIBOR + 2.000% 07/15/2019	3.302%	66,813	66,563
Daiwa Securities Group, Inc.(a)
04/19/2022	3.129%	305,000	299,415
Invesco Finance PLC
01/15/2026	3.750%	567,000	549,092
Lazard Group LLC
09/19/2028	4.500%	1,309,000	1,302,571
Total			3,452,969
Building Materials 0.0%
CRH America Finance, Inc.(a)
05/09/2027	3.400%	311,000	285,029
Martin Marietta Materials, Inc.
06/01/2027	3.450%	395,000	364,946
Masco Corp.
08/15/2032	6.500%	540,000	584,884
Vulcan Materials Co.
06/15/2047	4.500%	285,000	241,329
Total			1,476,188
Cable and Satellite 0.7%
Charter Communications Operating LLC/Capital
07/23/2022	4.464%	530,000	535,103
07/23/2025	4.908%	700,000	694,824
04/01/2038	5.375%	759,000	700,304
05/01/2047	5.375%	368,000	330,936

The accompanying Notes to Financial Statements are an integral part of this statement.
206	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/01/2048	5.750%	1,415,000	1,323,888
Comcast Corp.
10/01/2020	3.300%	3,078,000	3,091,789
10/01/2021	3.450%	2,474,000	2,499,188
04/15/2024	3.700%	2,144,000	2,156,678
10/15/2025	3.950%	2,096,000	2,119,180
03/01/2026	3.150%	622,000	593,837
10/15/2028	4.150%	1,235,000	1,253,552
08/15/2034	4.200%	400,000	386,231
11/15/2035	6.500%	1,378,000	1,646,020
10/15/2038	4.600%	1,863,000	1,884,607
03/01/2048	4.000%	824,000	749,329
11/01/2049	3.999%	500,000	449,417
11/01/2052	4.049%	800,000	716,283
10/15/2058	4.950%	2,097,000	2,134,666
Cox Communications, Inc.(a)
08/15/2047	4.600%	274,000	243,220
TCI Communications, Inc.
02/15/2028	7.125%	415,000	507,091
Time Warner Cable LLC
05/01/2037	6.550%	984,000	994,738
Time Warner Entertainment Co. LP
07/15/2033	8.375%	1,295,000	1,537,740
Total			26,548,621
Chemicals 0.3%
Air Liquide Finance SA(a)
09/27/2023	2.250%	515,000	486,597
Albemarle Corp.
12/01/2044	5.450%	270,000	268,802
CF Industries, Inc.(a)
12/01/2021	3.400%	1,663,000	1,628,454
12/01/2026	4.500%	1,119,000	1,097,290
Chevron Phillips Chemical Co. LLC/LP(a)
12/01/2026	3.400%	475,000	464,490
Dow Chemical Co. (The)(a)
11/30/2028	4.800%	797,000	810,546
11/30/2048	5.550%	76,000	77,259
DowDuPont, Inc.
11/15/2025	4.493%	600,000	617,290
11/15/2038	5.319%	290,000	299,044
11/15/2048	5.419%	733,000	763,354
Eastman Chemical Co.
10/15/2044	4.650%	407,000	365,564
International Flavors & Fragrances, Inc.
09/26/2028	4.450%	210,000	212,722
09/26/2048	5.000%	261,000	259,638
Mosaic Co. (The)
11/15/2033	5.450%	1,036,000	1,064,933
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nutrien Ltd.
03/15/2035	4.125%	700,000	635,401
Sherwin-Williams Co. (The)
06/01/2022	2.750%	867,000	838,020
06/01/2024	3.125%	165,000	157,491
Union Carbide Corp.
06/01/2025	7.500%	300,000	342,924
10/01/2096	7.750%	920,000	1,049,263
Westlake Chemical Corp.
08/15/2026	3.600%	554,000	509,335
Total			11,948,417
Construction Machinery 0.0%
John Deere Capital Corp.
09/08/2027	2.800%	700,000	657,013
Consumer Cyclical Services 0.1%
Amazon.com, Inc.
08/22/2024	2.800%	1,028,000	999,118
12/05/2034	4.800%	500,000	539,497
08/22/2037	3.875%	550,000	534,999
08/22/2057	4.250%	800,000	789,387
Booking Holdings, Inc.
03/15/2023	2.750%	321,000	309,630
Total			3,172,631
Consumer Products 0.1%
Church & Dwight Co., Inc.
08/01/2022	2.450%	418,000	403,585
08/01/2027	3.150%	688,000	643,045
08/01/2047	3.950%	205,000	184,995
Mead Johnson Nutrition Co.
06/01/2044	4.600%	350,000	358,735
Newell Brands, Inc.
04/01/2036	5.375%	154,000	149,319
Procter & Gamble Co. (The)
08/11/2027	2.850%	540,000	517,170
Unilever Capital Corp.
03/22/2025	3.375%	230,000	229,091
Total			2,485,940
Diversified Manufacturing 0.4%
Eaton Corp.
04/01/2024	7.625%	500,000	583,425
General Electric Co.
09/16/2020	4.375%	2,500,000	2,496,987
01/14/2038	5.875%	692,000	661,209
Nvent Finance Sarl
04/15/2028	4.550%	450,000	441,839

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	207

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Technologies Corp.
08/16/2023	3.650%	2,101,000	2,093,058
08/16/2025	3.950%	155,000	153,930
11/16/2028	4.125%	2,130,000	2,110,547
11/16/2038	4.450%	1,198,000	1,155,770
11/16/2048	4.625%	666,000	643,495
Valmont Industries, Inc.
10/01/2044	5.000%	530,000	466,753
10/01/2054	5.250%	527,000	467,211
Wabtec Corp.
03/15/2024	4.150%	903,000	870,388
09/15/2028	4.700%	1,196,000	1,124,477
WW Grainger, Inc.
06/15/2045	4.600%	200,000	205,674
Total			13,474,763
Electric 1.5%
Alabama Power Co.
02/15/2033	5.700%	467,000	539,705
05/15/2038	6.125%	70,000	85,116
Alliant Energy Finance LLC(a)
06/15/2028	4.250%	902,000	900,873
Ameren Illinois Co.
03/15/2049	4.500%	830,000	873,229
American Transmission Systems, Inc.(a)
09/01/2044	5.000%	298,000	322,136
Appalachian Power Co.
06/01/2027	3.300%	361,000	344,387
Ausgrid Finance Pty Ltd.(a)
05/01/2023	3.850%	850,000	850,507
Baltimore Gas & Electric Co.
08/15/2046	3.500%	376,000	333,341
Berkshire Hathaway Energy Co.
11/15/2023	3.750%	976,000	992,277
02/01/2025	3.500%	529,000	523,539
China Southern Power Grid International Finance BVI Co., Ltd.(a)
05/08/2027	3.500%	720,000	692,052
CMS Energy Corp.
08/15/2027	3.450%	300,000	286,088
Commonwealth Edison Co.
06/15/2046	3.650%	243,000	220,921
Connecticut Light & Power Co. (The)
04/01/2048	4.000%	236,000	232,066
Consumers Energy Co.
08/31/2064	4.350%	547,000	548,073
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dominion Energy, Inc.
08/15/2019	1.600%	1,038,000	1,026,292
08/15/2021	2.000%	790,000	764,266
06/01/2028	4.250%	1,022,000	1,029,921
08/01/2033	5.250%	1,315,000	1,412,683
DTE Electric Co.
06/15/2042	3.950%	364,000	343,771
Duke Energy Carolinas LLC
12/01/2028	6.000%	600,000	703,045
01/15/2038	6.000%	226,000	274,544
12/15/2041	4.250%	313,000	312,338
Duke Energy Corp.
09/01/2021	1.800%	1,185,000	1,132,419
09/01/2026	2.650%	213,000	193,658
Duke Energy Indiana LLC
05/15/2046	3.750%	550,000	504,902
Duke Energy Progress LLC
04/01/2035	5.700%	300,000	340,882
10/15/2046	3.700%	323,000	293,830
09/15/2047	3.600%	300,000	268,334
Duquesne Light Holdings, Inc.(a)
08/01/2027	3.616%	1,706,000	1,605,612
Edison International
03/15/2023	2.950%	500,000	469,867
03/15/2028	4.125%	180,000	170,683
Emera U.S. Finance LP
06/15/2026	3.550%	562,000	530,948
06/15/2046	4.750%	691,000	664,303
Enel Finance International NV(a)
09/14/2023	4.250%	1,479,000	1,442,603
09/14/2025	4.625%	210,000	201,563
05/25/2027	3.625%	380,000	333,857
04/06/2028	3.500%	335,000	287,096
06/14/2029	4.875%	780,000	740,050
Entergy Arkansas, Inc.
04/01/2026	3.500%	307,000	302,263
Entergy Corp.
09/01/2026	2.950%	336,000	309,720
Entergy Louisiana LLC
06/01/2031	3.050%	472,000	425,875
Exelon Generation Co. LLC
06/15/2022	4.250%	384,000	393,523
10/01/2039	6.250%	300,000	313,318
FirstEnergy Corp.
07/15/2047	4.850%	277,000	275,990
FirstEnergy Transmission LLC(a)
07/15/2044	5.450%	228,000	244,485
Florida Power & Light Co.
09/01/2035	5.400%	600,000	676,975

The accompanying Notes to Financial Statements are an integral part of this statement.
208	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fortis, Inc.
10/04/2026	3.055%	1,000,000	915,822
Indiana Michigan Power Co.
03/15/2046	4.550%	553,000	565,694
IPALCO Enterprises, Inc.
09/01/2024	3.700%	1,398,000	1,366,233
Jersey Central Power & Light Co.
06/01/2037	6.150%	150,000	173,141
Kansas City Power & Light Co.
10/01/2041	5.300%	750,000	839,925
06/15/2047	4.200%	400,000	386,906
MidAmerican Energy Co.
11/01/2035	5.750%	600,000	713,032
Mid-Atlantic Interstate Transmission LLC(a)
05/15/2028	4.100%	1,331,000	1,322,873
Mississippi Power Co.
03/30/2028	3.950%	1,376,000	1,344,073
Nevada Power Co.
04/01/2036	6.650%	225,000	287,903
09/15/2040	5.375%	546,000	609,799
New England Power Co.(a)
12/05/2047	3.800%	168,000	153,409
Niagara Mohawk Power Corp.(a)
10/01/2034	4.278%	753,000	758,548
Northern States Power Co.
06/01/2036	6.250%	150,000	187,516
Oncor Electric Delivery Co. LLC(a)
03/15/2029	5.750%	155,000	180,659
Pacific Gas & Electric Co.
03/01/2026	2.950%	844,000	694,433
03/15/2027	3.300%	982,000	808,291
12/01/2027	3.300%	869,000	712,951
03/01/2034	6.050%	962,000	898,830
03/01/2037	5.800%	86,000	79,702
04/15/2042	4.450%	257,000	206,063
08/15/2042	3.750%	531,000	396,062
02/15/2044	4.750%	194,000	160,067
03/15/2046	4.250%	277,000	215,995
PacifiCorp
10/15/2037	6.250%	200,000	248,445
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	143,000	134,366
Potomac Electric Power Co.
12/15/2038	7.900%	160,000	228,406
03/15/2043	4.150%	250,000	245,057
PPL Capital Funding, Inc.
06/15/2022	4.200%	313,000	315,297
05/15/2026	3.100%	812,000	761,341
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Progress Energy, Inc.
01/15/2021	4.400%	187,000	190,556
Public Service Co. of New Hampshire
11/01/2023	3.500%	303,000	304,752
Public Service Co. of Oklahoma
02/01/2021	4.400%	231,000	234,586
San Diego Gas & Electric Co.
06/01/2026	6.000%	525,000	593,403
South Carolina Electric & Gas Co.
08/15/2028	4.250%	898,000	930,745
06/01/2064	4.500%	185,000	173,302
Southern California Edison Co.
08/01/2025	3.700%	650,000	645,475
03/01/2028	3.650%	200,000	195,312
01/15/2036	5.550%	130,000	137,078
02/01/2038	5.950%	210,000	236,978
03/01/2048	4.125%	2,029,000	1,916,056
Southern Co. (The)
07/01/2026	3.250%	250,000	233,783
Southern Power Co.
09/15/2041	5.150%	1,166,000	1,126,276
Southwestern Electric Power Co.
10/01/2026	2.750%	257,000	236,667
04/01/2045	3.900%	789,000	702,307
02/01/2048	3.850%	461,000	407,700
Southwestern Public Service Co.
08/15/2041	4.500%	338,000	343,001
Toledo Edison Co. (The)
05/15/2037	6.150%	600,000	714,625
Union Electric Co.
06/15/2027	2.950%	286,000	272,697
Virginia Electric & Power Co.
12/01/2048	4.600%	531,000	555,059
Virginia Electric and Power Co.
03/15/2023	2.750%	127,000	123,930
Wisconsin Electric Power Co.
06/01/2025	3.100%	192,000	188,926
Xcel Energy, Inc.
07/01/2036	6.500%	112,000	139,041
09/15/2041	4.800%	90,000	93,864
Total			52,340,884
Environmental 0.0%
Republic Services, Inc.
07/01/2026	2.900%	174,000	163,745

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	209

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 0.3%
AerCap Ireland Capital DAC/Global Aviation Trust
01/23/2023	3.300%	935,000	886,948
01/15/2025	3.500%	400,000	363,526
Air Lease Corp.
03/01/2025	3.250%	645,000	592,776
04/01/2027	3.625%	1,409,000	1,259,032
12/01/2027	3.625%	1,433,000	1,261,212
10/01/2028	4.625%	81,000	76,628
Aircastle Ltd.
09/25/2023	4.400%	485,000	477,070
Aviation Capital Group LLC(a)
05/01/2023	3.875%	350,000	343,099
08/01/2025	4.125%	500,000	484,373
11/01/2027	3.500%	600,000	544,349
GE Capital International Funding Co. Unlimited Co.
11/15/2025	3.373%	1,700,000	1,509,809
11/15/2035	4.418%	2,521,000	2,112,837
International Lease Finance Corp.
01/15/2022	8.625%	1,000,000	1,111,607
SMBC Aviation Capital Finance DAC(a)
07/15/2022	3.000%	693,000	672,864
Total			11,696,130
Food and Beverage 1.0%
Anheuser-Busch Companies LLC/ InBev Worldwide, Inc.(a)
02/01/2026	3.650%	540,000	510,277
02/01/2046	4.900%	1,733,000	1,603,515
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.(a)
02/01/2036	4.700%	5,200,000	4,797,811
Anheuser-Busch InBev Finance, Inc.
02/01/2023	3.300%	240,000	233,637
Anheuser-Busch InBev Worldwide, Inc.
01/12/2024	3.500%	3,905,000	3,796,913
04/15/2058	4.750%	100,000	86,964
Bunge Ltd. Finance Corp.
11/24/2020	3.500%	141,000	140,393
Campbell Soup Co.
03/15/2025	3.950%	590,000	564,716
Cargill, Inc.(a)
03/01/2023	3.250%	140,000	139,459
11/01/2036	7.250%	300,000	392,948
Conagra Brands, Inc.
11/01/2025	4.600%	235,000	235,290
11/01/2038	5.300%	525,000	497,234
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Constellation Brands, Inc.
02/15/2023	3.200%	322,000	312,838
11/15/2025	4.400%	350,000	352,143
02/15/2028	3.600%	1,559,000	1,440,634
11/15/2028	4.650%	1,111,000	1,113,031
05/09/2047	4.500%	118,000	105,725
11/15/2048	5.250%	1,216,000	1,219,250
Danone SA(a)
11/02/2026	2.947%	3,381,000	3,085,058
General Mills, Inc.
04/17/2025	4.000%	400,000	394,229
04/17/2028	4.200%	245,000	239,988
04/17/2038	4.550%	100,000	91,527
Kellogg Co.
11/15/2027	3.400%	262,000	244,031
Keurig Dr. Pepper, Inc.(a)
05/25/2025	4.417%	250,000	247,090
05/25/2038	4.985%	323,000	312,787
Keurig Dr. Pepper, Inc.
06/15/2027	3.430%	135,000	123,713
Kraft Heinz Foods Co.
07/02/2020	2.800%	1,643,000	1,630,076
01/26/2039	6.875%	548,000	611,588
07/15/2045	5.200%	228,000	205,894
06/01/2046	4.375%	1,371,000	1,134,371
McCormick & Co., Inc.
08/15/2024	3.150%	209,000	201,786
08/15/2027	3.400%	198,000	187,637
Nestle Holdings, Inc.(a)
09/24/2021	3.100%	1,825,000	1,838,357
09/24/2023	3.350%	2,209,000	2,228,927
09/24/2025	3.500%	1,414,000	1,420,420
09/24/2028	3.625%	1,804,000	1,814,828
09/24/2038	3.900%	628,000	614,247
09/24/2048	4.000%	722,000	707,447
Sysco Corp.
03/15/2025	3.550%	105,000	103,017
10/01/2025	3.750%	388,000	379,095
Tyson Foods, Inc.
08/15/2034	4.875%	200,000	191,011
Total			35,549,902
Gaming 0.0%
GLP Capital LP/Financing II, Inc.
01/15/2029	5.300%	1,083,000	1,062,491
Health Care 0.7%
Abbott Laboratories
11/30/2026	3.750%	995,000	983,318
11/30/2046	4.900%	909,000	955,576

The accompanying Notes to Financial Statements are an integral part of this statement.
210	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Becton Dickinson and Co.
06/05/2020	2.404%	1,828,000	1,802,715
12/15/2024	3.734%	1,616,000	1,562,541
06/06/2027	3.700%	936,000	886,503
12/15/2044	4.685%	1,325,000	1,246,882
06/06/2047	4.669%	388,000	365,103
Boston Scientific Corp.
03/01/2028	4.000%	282,000	274,395
CVS Health Corp.
12/01/2022	2.750%	500,000	480,628
03/09/2023	3.700%	2,747,000	2,720,019
12/05/2023	4.000%	817,000	819,940
03/25/2025	4.100%	2,532,000	2,506,138
03/25/2028	4.300%	3,263,000	3,193,351
03/25/2038	4.780%	2,839,000	2,728,586
03/25/2048	5.050%	1,743,000	1,700,532
Edwards Lifesciences Corp.
06/15/2028	4.300%	1,863,000	1,873,560
Express Scripts Holding Co.
07/15/2023	3.000%	178,000	171,231
02/25/2026	4.500%	577,000	585,139
07/15/2046	4.800%	218,000	208,056
Providence St Joseph Health Obligated Group
10/01/2026	2.746%	307,000	286,007
Zimmer Biomet Holdings, Inc.
03/19/2023	3.700%	174,000	171,489
Total			25,521,709
Healthcare Insurance 0.3%
Aetna, Inc.
12/15/2037	6.750%	590,000	709,954
Anthem, Inc.
12/01/2022	2.950%	605,000	590,230
12/01/2024	3.350%	350,000	339,701
03/01/2028	4.101%	565,000	555,000
12/01/2047	4.375%	94,000	87,482
Halfmoon Parent, Inc.(a)
09/17/2021	3.400%	1,234,000	1,231,489
07/15/2023	3.750%	2,145,000	2,139,736
10/15/2028	4.375%	545,000	547,576
08/15/2038	4.800%	121,000	119,024
12/15/2048	4.900%	891,000	871,259
Magellan Health, Inc.
09/22/2024	4.400%	750,000	695,491
UnitedHealth Group, Inc.
02/15/2024	3.500%	1,076,000	1,082,768
12/15/2025	3.700%	717,000	725,749
03/15/2026	3.100%	642,000	620,121
07/15/2035	4.625%	658,000	696,572
Total			11,012,152
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare REIT 0.1%
HCP, Inc.
03/01/2024	4.200%	81,000	81,026
08/15/2024	3.875%	694,000	681,132
Senior Housing Properties Trust
05/01/2019	3.250%	400,000	398,018
02/15/2028	4.750%	500,000	466,090
Ventas Realty LP
01/15/2026	4.125%	258,000	255,159
04/01/2027	3.850%	246,000	236,372
Welltower, Inc.
06/01/2025	4.000%	500,000	491,644
Total			2,609,441
Independent Energy 0.3%
Anadarko Holding Co.
05/15/2028	7.150%	570,000	621,373
Anadarko Petroleum Corp.
03/15/2021	4.850%	491,000	501,422
Apache Corp.
01/15/2037	6.000%	112,000	113,675
04/15/2043	4.750%	268,000	231,375
Cimarex Energy Co.
06/01/2024	4.375%	1,891,000	1,878,321
Encana Corp.
11/01/2031	7.375%	695,000	792,425
08/15/2037	6.625%	508,000	541,883
EnCana Corp.
02/01/2038	6.500%	846,000	897,342
EQT Corp.
10/01/2027	3.900%	302,000	261,159
Hess Corp.
04/01/2047	5.800%	552,000	496,130
Marathon Oil Corp.
10/01/2037	6.600%	150,000	161,029
Newfield Exploration Co.
01/30/2022	5.750%	376,000	381,640
07/01/2024	5.625%	2,061,000	2,091,309
Noble Energy, Inc.
03/01/2041	6.000%	400,000	390,750
Occidental Petroleum Corp.
02/15/2027	3.000%	333,000	316,087
Total			9,675,920
Integrated Energy 0.4%
BG Energy Capital PLC(a)
10/15/2041	5.125%	200,000	206,433

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	211

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BP Capital Markets America, Inc.
04/14/2024	3.224%	1,500,000	1,465,040
09/21/2025	3.796%	1,647,000	1,653,100
09/21/2028	3.937%	4,538,000	4,544,058
BP Capital Markets PLC
02/10/2024	3.814%	1,621,000	1,637,818
Cenovus Energy, Inc.
09/15/2023	3.800%	100,000	96,285
04/15/2027	4.250%	369,000	336,009
11/15/2039	6.750%	495,000	486,568
Chevron Corp.
06/24/2023	3.191%	269,000	268,547
Eni SpA(a)
09/12/2023	4.000%	510,000	502,367
Husky Energy, Inc.
04/15/2022	3.950%	750,000	751,364
Petro-Canada
05/15/2035	5.950%	250,000	272,587
Shell International Finance BV
11/13/2023	3.500%	2,043,000	2,065,706
05/11/2035	4.125%	200,000	199,155
Total Capital International SA
01/25/2023	2.700%	500,000	488,869
04/10/2024	3.750%	350,000	355,624
Total			15,329,530
Life Insurance 0.6%
AIA Group Ltd.(a)
04/06/2028	3.900%	500,000	497,820
AIG SunAmerica Global Financing X(a)
03/15/2032	6.900%	585,000	755,192
American International Group, Inc.
07/10/2025	3.750%	1,561,000	1,494,843
04/01/2028	4.200%	954,000	918,151
05/01/2036	6.250%	485,000	527,488
07/16/2044	4.500%	546,000	485,344
01/15/2055	4.375%	422,000	346,643
Athene Global Funding(a)
04/20/2020	2.750%	703,000	696,452
01/25/2022	4.000%	221,000	223,094
07/01/2022	3.000%	405,000	395,162
Athene Holding Ltd.
01/12/2028	4.125%	460,000	417,633
Brighthouse Financial, Inc.
06/22/2027	3.700%	564,000	476,472
Dai-ichi Life Insurance Co. Ltd. (The)(a),(i)
Junior Subordinated
12/31/2049	4.000%	1,062,000	977,758
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Great-West Lifeco Finance Delaware LP(a)
06/03/2047	4.150%	500,000	465,876
Guardian Life Insurance Co. of America (The)(a)
Subordinated
01/24/2077	4.850%	208,000	205,690
Jackson National Life Global Funding(a)
06/11/2025	3.875%	279,000	280,938
04/29/2026	3.050%	1,073,000	1,017,358
John Hancock Life Insurance Co.(a)
Subordinated
02/15/2024	7.375%	250,000	288,243
Lincoln National Corp.
04/07/2036	6.150%	24,000	27,766
Manulife Financial Corp.(i)
Subordinated
02/24/2032	4.061%	1,400,000	1,318,824
MetLife, Inc.
09/15/2023	4.368%	600,000	622,828
11/13/2043	4.875%	490,000	507,755
05/13/2046	4.600%	677,000	676,661
Metropolitan Life Global Funding I(a)
09/19/2027	3.000%	500,000	470,369
New York Life Global Funding(a)
01/10/2028	3.000%	404,000	385,321
Protective Life Global Funding(a)
09/14/2021	1.999%	600,000	578,366
Prudential Financial, Inc.
05/15/2044	4.600%	271,000	270,349
Prudential Insurance Co. of America (The)(a)
Subordinated
07/01/2025	8.300%	2,060,000	2,536,031
Reliance Standard Life Global Funding II(a)
01/20/2021	3.050%	522,000	519,032
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	450,000	466,423
05/15/2047	4.270%	300,000	286,175
Torchmark Corp.
09/15/2028	4.550%	2,027,000	2,059,039
Voya Financial, Inc.
07/15/2024	3.125%	1,580,000	1,488,706
06/15/2046	4.800%	260,000	248,682
Total			22,932,484
Media and Entertainment 0.2%
21st Century Fox America, Inc.
07/15/2024	9.500%	407,000	519,346
04/30/2028	7.300%	350,000	439,344
10/15/2045	4.950%	530,000	582,830

The accompanying Notes to Financial Statements are an integral part of this statement.
212	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CBS Corp.
08/15/2024	3.700%	1,019,000	992,246
Discovery Communications LLC
03/20/2028	3.950%	158,000	146,442
06/01/2040	6.350%	490,000	513,797
Grupo Televisa SAB
01/31/2046	6.125%	356,000	364,432
Time Warner, Inc.
10/15/2041	5.375%	433,000	415,290
Viacom, Inc.
04/01/2024	3.875%	352,000	345,151
03/15/2043	4.375%	269,000	217,379
Walt Disney Co. (The)
06/01/2044	4.125%	276,000	273,164
Warner Media LLC
02/15/2027	3.800%	441,000	414,287
12/15/2043	5.350%	271,000	259,998
Total			5,483,706
Metals and Mining 0.3%
Anglo American Capital PLC(a)
09/11/2024	3.625%	245,000	230,647
09/11/2027	4.000%	400,000	360,146
Barrick Gold Corp.
10/15/2035	6.450%	780,000	910,597
Barrick North America Finance LLC
05/30/2041	5.700%	654,000	690,402
BHP Billiton Finance U.S.A. Ltd.
03/01/2026	6.420%	1,372,000	1,590,782
09/30/2043	5.000%	497,000	542,939
Goldcorp, Inc.
06/09/2044	5.450%	423,000	420,672
Nucor Corp.
05/01/2028	3.950%	397,000	392,953
12/01/2037	6.400%	1,000,000	1,203,602
05/01/2048	4.400%	274,000	261,835
Southern Copper Corp.
04/23/2025	3.875%	625,000	603,030
07/27/2035	7.500%	200,000	233,546
04/23/2045	5.875%	666,000	677,109
Vale Canada Ltd.
09/15/2032	7.200%	800,000	877,861
Vale Overseas Ltd.
11/21/2036	6.875%	504,000	575,778
Total			9,571,899
Midstream 1.0%
Andeavor Logistics LP/Tesoro Finance Corp.
01/15/2025	5.250%	253,000	252,676
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Andeavor Logistics LP/Tesoro Logistics Financial Corp.
12/01/2022	3.500%	627,000	607,099
APT Pipelines Ltd.(a)
07/15/2027	4.250%	569,000	553,786
Buckeye Partners LP
07/01/2023	4.150%	348,000	337,633
11/15/2043	5.850%	770,000	697,932
Dominion Energy Gas Holdings LLC
11/01/2043	4.800%	78,000	80,518
Enbridge Energy Partners LP
10/15/2045	7.375%	305,000	380,471
Enbridge, Inc.
07/15/2022	2.900%	1,302,000	1,259,341
06/10/2044	4.500%	500,000	463,895
Enbridge, Inc.(i)
Subordinated
03/01/2078	6.250%	350,000	312,789
Energy Transfer Equity LP
06/01/2027	5.500%	1,286,000	1,256,173
Energy Transfer Partners LP
02/01/2024	4.900%	652,000	655,825
03/15/2025	4.050%	946,000	890,229
01/15/2026	4.750%	449,000	435,624
06/01/2041	6.050%	1,279,000	1,228,928
02/01/2042	6.500%	296,000	298,490
12/15/2045	6.125%	937,000	908,511
EnLink Midstream Partners LP
04/01/2019	2.700%	300,000	298,235
Enterprise Products Operating LLC
02/01/2022	3.500%	1,814,000	1,815,174
03/01/2033	6.875%	250,000	302,794
10/15/2034	6.650%	1,000,000	1,155,046
04/15/2038	7.550%	600,000	752,843
Kinder Morgan Energy Partners LP
09/01/2024	4.250%	418,000	415,780
Kinder Morgan, Inc.(a)
02/15/2021	5.000%	1,675,000	1,721,113
Kinder Morgan, Inc.
03/01/2028	4.300%	900,000	881,670
06/01/2045	5.550%	661,000	658,532
Magellan Midstream Partners LP
02/01/2021	4.250%	730,000	740,211
12/01/2042	4.200%	404,000	357,423
MPLX LP
12/01/2024	4.875%	764,000	778,864
03/01/2027	4.125%	977,000	930,951
03/15/2028	4.000%	280,000	262,742
03/01/2047	5.200%	542,000	503,247
04/15/2048	4.700%	252,000	217,632
02/15/2049	5.500%	730,000	707,509

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	213

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northwest Pipeline LLC
04/01/2027	4.000%	1,438,000	1,390,776
ONEOK Partners LP
10/01/2036	6.650%	1,240,000	1,371,421
Phillips 66 Partners LP
10/01/2026	3.550%	171,000	159,239
Plains All American Pipeline LP/Finance Corp.
02/15/2045	4.900%	221,000	189,688
Southern Natural Gas Co. LLC
03/01/2032	8.000%	360,000	464,537
Sunoco Logistics Partners Operations LP
12/01/2025	5.950%	250,000	261,383
02/15/2040	6.850%	652,000	676,273
TC PipeLines LP
05/25/2027	3.900%	247,000	234,213
Texas Eastern Transmission LP(a)
10/15/2022	2.800%	660,000	634,938
TransCanada PipeLines Ltd.
10/15/2037	6.200%	500,000	549,695
08/15/2038	7.250%	585,000	704,807
03/15/2049	5.100%	1,579,000	1,576,091
Western Gas Partners LP
07/01/2022	4.000%	352,000	347,324
04/01/2044	5.450%	260,000	229,215
Williams Companies, Inc. (The)
06/24/2024	4.550%	673,000	679,388
01/15/2025	3.900%	217,000	210,597
06/24/2044	5.750%	391,000	387,551
03/01/2048	4.850%	320,000	290,785
Williams Partners LP
03/04/2044	5.400%	546,000	523,206
Total			34,000,813
Natural Gas 0.1%
Atmos Energy Corp.
03/15/2019	8.500%	1,146,000	1,158,538
Brooklyn Union Gas Co. (The)(a)
03/15/2048	4.273%	360,000	353,599
CenterPoint Energy Resources Corp.
01/15/2021	4.500%	395,000	402,719
NiSource Finance Corp.
02/01/2042	5.800%	381,000	430,156
NiSource, Inc.
02/15/2023	3.850%	237,000	237,709
Sempra Energy
02/01/2023	2.900%	562,000	546,332
02/01/2048	4.000%	1,674,000	1,412,898
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southern Co. Gas Capital Corp.
10/01/2023	2.450%	201,000	189,194
06/15/2026	3.250%	169,000	158,073
10/01/2046	3.950%	247,000	215,037
Total			5,104,255
Office REIT 0.2%
Boston Properties LP
02/01/2024	3.800%	378,000	376,041
12/01/2028	4.500%	1,271,000	1,298,266
Equity Commonwealth
09/15/2020	5.875%	1,600,000	1,639,888
Government Properties Income Trust
08/15/2019	3.750%	2,050,000	2,042,388
07/15/2022	4.000%	471,000	463,375
Total			5,819,958
Oil Field Services 0.2%
Baker Hughes, Inc.
09/15/2040	5.125%	300,000	292,055
Halliburton Co.
11/15/2035	4.850%	497,000	489,093
09/15/2039	7.450%	240,000	299,449
Schlumberger Finance Canada Ltd.(a)
11/20/2022	2.650%	2,180,000	2,111,755
Schlumberger Holdings Corp.(a)
12/21/2022	3.625%	995,000	990,455
12/21/2025	4.000%	1,544,000	1,522,433
Total			5,705,240
Other Financial Institutions 0.0%
Mitsubishi UFJ Lease & Finance Co., Ltd.(a)
09/19/2022	2.652%	335,000	322,556
ORIX Corp.
07/18/2022	2.900%	252,000	245,705
Total			568,261
Other Industry 0.0%
CK Hutchison International 16 Ltd.(a)
10/03/2021	1.875%	335,000	321,759
President and Fellows of Harvard College
07/15/2056	3.300%	1,071,000	939,208
Total			1,260,967
Other REIT 0.2%
Digital Realty Trust LP
08/15/2027	3.700%	231,000	218,925
Duke Realty LP
06/30/2026	3.250%	203,000	192,869

The accompanying Notes to Financial Statements are an integral part of this statement.
214	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EPR Properties
06/01/2027	4.500%	393,000	379,107
04/15/2028	4.950%	250,000	247,497
Goodman Australia Industrial Fund Bond Issuer Pty Ltd.(a)
09/30/2026	3.400%	921,000	863,003
Liberty Property LP
10/01/2026	3.250%	279,000	261,367
Public Storage
09/15/2022	2.370%	1,494,000	1,442,993
09/15/2027	3.094%	1,185,000	1,108,965
Select Income REIT
02/01/2020	3.600%	600,000	596,617
Total			5,311,343
Other Utility 0.0%
American Water Capital Corp.
10/15/2037	6.593%	300,000	386,619
12/01/2046	4.000%	431,000	411,797
Total			798,416
Packaging 0.0%
Avery Dennison Corp.
12/06/2028	4.875%	1,297,000	1,313,694
Paper 0.1%
International Paper Co.
11/15/2039	7.300%	500,000	589,300
05/15/2046	5.150%	1,429,000	1,347,365
08/15/2048	4.350%	492,000	414,086
Suzano Austria GmbH(a)
03/16/2047	7.000%	406,000	416,541
Westrock Co.(a)
03/15/2029	4.900%	424,000	436,573
WestRock Co.(a)
03/15/2025	3.750%	350,000	341,391
WRKCo, Inc.(a)
03/15/2028	4.000%	258,000	245,325
Total			3,790,581
Pharmaceuticals 0.7%
AbbVie, Inc.
05/14/2020	2.500%	2,088,000	2,065,825
11/14/2023	3.750%	1,196,000	1,188,981
05/14/2025	3.600%	1,250,000	1,201,622
11/14/2028	4.250%	1,788,000	1,741,419
11/14/2048	4.875%	1,266,000	1,181,500
Amgen, Inc.
10/01/2041	4.950%	200,000	202,312
05/01/2045	4.400%	500,000	468,469
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bayer US Finance II LLC(a)
07/15/2064	4.700%	300,000	249,314
Celgene Corp.
02/19/2021	2.875%	542,000	536,136
02/15/2023	2.750%	1,954,000	1,874,904
11/15/2047	4.350%	730,000	618,174
02/20/2048	4.550%	1,174,000	1,020,306
Gilead Sciences, Inc.
04/01/2024	3.700%	750,000	749,617
09/01/2035	4.600%	590,000	589,327
09/01/2036	4.000%	286,000	263,674
GlaxoSmithKline Capital, Inc.
05/15/2023	3.375%	2,701,000	2,714,502
Mylan NV
06/15/2026	3.950%	200,000	180,479
Pfizer, Inc.
09/15/2038	4.100%	229,000	229,957
09/15/2048	4.200%	2,384,000	2,421,643
Sanofi
06/19/2023	3.375%	2,375,000	2,389,236
06/19/2028	3.625%	2,672,000	2,693,956
Shire Acquisitions Investments Ireland DAC
09/23/2023	2.875%	612,000	578,290
09/23/2026	3.200%	230,000	209,654
Total			25,369,297
Property & Casualty 0.2%
Aon PLC
12/15/2025	3.875%	925,000	912,213
Assurant, Inc.
09/27/2023	4.200%	545,000	545,039
Berkshire Hathaway Finance Corp.
01/15/2040	5.750%	385,000	457,086
Chubb INA Holdings, Inc.
05/15/2024	3.350%	750,000	745,109
CNA Financial Corp.
08/15/2027	3.450%	500,000	465,056
Hartford Financial Services Group, Inc. (The)
04/15/2043	4.300%	430,000	398,293
Liberty Mutual Group, Inc.(a)
06/15/2023	4.250%	546,000	549,675
03/15/2034	7.000%	400,000	469,623
03/15/2035	6.500%	300,000	346,196
OneBeacon US Holdings, Inc.
11/09/2022	4.600%	600,000	604,088
Progressive Corp. (The)(i)
12/31/2049	5.375%	320,000	297,848
Travelers Property Casualty Corp.
04/15/2026	7.750%	605,000	747,432

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	215

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Willis North America, Inc.
09/15/2028	4.500%	1,706,000	1,665,880
Total			8,203,538
Railroads 0.2%
Burlington Northern Santa Fe LLC
08/15/2030	7.950%	500,000	680,607
05/01/2040	5.750%	790,000	923,628
06/15/2048	4.050%	824,000	789,954
Canadian Pacific Railway Co.
09/15/2115	6.125%	450,000	522,548
CSX Corp.
06/01/2021	4.250%	215,000	219,762
03/15/2029	4.250%	554,000	562,869
10/01/2036	6.000%	450,000	518,294
11/15/2048	4.750%	664,000	673,719
Norfolk Southern Corp.
08/15/2052	4.050%	600,000	538,188
Union Pacific Corp.
09/15/2067	4.100%	200,000	168,155
Total			5,597,724
Refining 0.1%
HollyFrontier Corp.
04/01/2026	5.875%	713,000	726,553
Marathon Petroleum Corp.
09/15/2044	4.750%	594,000	522,908
Phillips 66
03/15/2028	3.900%	285,000	274,232
11/15/2044	4.875%	40,000	39,000
Valero Energy Corp.
04/15/2032	7.500%	260,000	316,088
Total			1,878,781
Restaurants 0.1%
McDonald’s Corp.
12/09/2035	4.700%	283,000	283,521
10/15/2037	6.300%	268,000	312,884
Starbucks Corp.
08/15/2025	3.800%	2,988,000	2,952,162
11/15/2028	4.000%	1,261,000	1,247,347
Total			4,795,914
Retail REIT 0.4%
Brixmor Operating Partnership LP
02/01/2025	3.850%	1,000,000	963,031
DDR Corp.
07/15/2022	4.625%	478,000	489,803
02/01/2025	3.625%	482,000	461,256
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
National Retail Properties, Inc.
11/15/2025	4.000%	728,000	721,236
12/15/2026	3.600%	618,000	593,393
Realty Income Corp.
07/15/2024	3.875%	642,000	644,133
04/15/2025	3.875%	255,000	254,552
Regency Centers LP
02/01/2027	3.600%	546,000	521,348
03/15/2028	4.125%	371,000	365,750
Scentre Group Trust 1 / 2(a)
02/12/2025	3.500%	1,040,000	1,013,637
Simon Property Group LP
01/15/2026	3.300%	386,000	371,983
06/15/2027	3.375%	550,000	527,333
SITE Centers Corp.
02/01/2026	4.250%	271,000	266,203
STORE Capital Corp.
03/15/2028	4.500%	2,115,000	2,056,611
Tanger Properties LP
12/01/2023	3.875%	733,000	719,494
12/01/2024	3.750%	666,000	644,401
VEREIT Operating Partnership LP
02/06/2024	4.600%	1,760,000	1,776,044
Washington Prime Group LP
08/15/2024	5.950%	519,000	457,592
Total			12,847,800
Retailers 0.4%
Alimentation Couche-Tard, Inc.(a)
07/26/2047	4.500%	97,000	88,257
Costco Wholesale Corp.
05/18/2024	2.750%	1,192,000	1,158,800
05/18/2027	3.000%	1,857,000	1,789,073
CVS Pass-Through Trust(a)
10/10/2025	6.204%	182,044	191,479
01/10/2032	7.507%	115,503	133,279
01/10/2034	5.926%	775,055	834,391
01/10/2036	4.704%	685,183	679,485
Dollar General Corp.
05/01/2028	4.125%	365,000	355,079
Home Depot, Inc. (The)
12/06/2028	3.900%	900,000	920,720
O’Reilly Automotive, Inc.
03/15/2026	3.550%	480,000	459,942
09/01/2027	3.600%	432,000	408,187
Walgreens Boots Alliance, Inc.
11/18/2034	4.500%	990,000	927,615

The accompanying Notes to Financial Statements are an integral part of this statement.
216	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Walmart, Inc.
06/26/2023	3.400%	1,462,000	1,478,627
06/26/2028	3.700%	4,721,000	4,788,406
06/29/2048	4.050%	277,000	275,207
Total			14,488,547
Technology 1.3%
Analog Devices, Inc.
12/05/2023	3.125%	244,000	236,452
12/05/2036	4.500%	198,000	187,932
Apple, Inc.
05/11/2024	2.850%	1,321,000	1,287,716
01/13/2025	2.750%	700,000	673,855
05/13/2025	3.200%	332,000	326,918
02/09/2027	3.350%	1,619,000	1,581,504
05/11/2027	3.200%	3,004,000	2,899,893
06/20/2027	3.000%	562,000	534,195
09/12/2027	2.900%	1,244,000	1,171,563
02/23/2036	4.500%	548,000	577,674
05/13/2045	4.375%	508,000	517,799
08/04/2046	3.850%	672,000	632,115
02/09/2047	4.250%	1,863,000	1,864,595
Arrow Electronics, Inc.
09/08/2024	3.250%	219,000	204,037
01/12/2028	3.875%	376,000	342,289
Broadcom Corp./Cayman Finance Ltd.
01/15/2024	3.625%	1,687,000	1,595,261
Cisco Systems, Inc.
01/15/2040	5.500%	1,460,000	1,723,577
Dell International LLC/EMC Corp.(a)
06/15/2026	6.020%	2,068,000	2,077,794
DXC Technology Co.
04/15/2024	4.250%	302,000	300,145
10/15/2029	7.450%	300,000	366,829
Fiserv, Inc.
10/01/2023	3.800%	757,000	760,541
10/01/2028	4.200%	1,506,000	1,503,411
Hewlett Packard Enterprise Co.(i)
10/15/2045	6.350%	964,000	902,100
Intel Corp.
05/19/2046	4.100%	448,000	440,033
12/08/2047	3.734%	266,000	246,828
Microsoft Corp.
08/08/2023	2.000%	1,365,000	1,308,888
02/06/2027	3.300%	2,017,000	1,999,111
02/12/2035	3.500%	300,000	288,088
11/03/2035	4.200%	462,000	482,121
02/06/2037	4.100%	900,000	924,618
10/01/2040	4.500%	518,000	555,534
02/06/2047	4.250%	1,221,000	1,281,437
02/12/2055	4.000%	484,000	476,620
11/03/2055	4.750%	582,000	651,091
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/08/2056	3.950%	380,000	368,728
02/06/2057	4.500%	675,000	726,604
NXP BV/Funding LLC(a)
09/01/2022	3.875%	1,078,000	1,046,415
06/01/2023	4.625%	3,586,000	3,553,916
03/01/2024	4.875%	1,108,000	1,113,926
03/01/2026	5.350%	977,000	994,321
12/01/2028	5.550%	911,000	931,800
Oracle Corp.
02/15/2023	2.625%	742,000	723,454
11/15/2024	2.950%	397,000	385,830
07/08/2034	4.300%	1,400,000	1,405,527
05/15/2035	3.900%	1,570,000	1,502,091
11/15/2037	3.800%	406,000	379,304
07/08/2039	6.125%	339,000	410,032
07/15/2040	5.375%	155,000	173,071
QUALCOMM, Inc.
05/20/2035	4.650%	190,000	183,868
Total			44,821,451
Tobacco 0.1%
BAT Capital Corp.
08/14/2020	2.297%	833,000	813,389
08/15/2022	2.764%	501,000	472,939
08/15/2037	4.390%	548,000	450,346
08/15/2047	4.540%	413,000	330,494
Reynolds American, Inc.
08/15/2045	5.850%	1,058,000	975,818
Total			3,042,986
Transportation Services 0.1%
Brambles U.S.A., Inc.(a)
10/23/2025	4.125%	300,000	299,703
ERAC U.S.A. Finance LLC(a)
02/15/2045	4.500%	98,000	90,315
FedEx Corp.
04/01/2046	4.550%	716,000	653,341
10/17/2048	4.950%	1,027,000	993,179
Penske Truck Leasing Co. LP/Finance Corp.(a)
03/14/2023	2.700%	350,000	334,028
Ryder System, Inc.
09/01/2021	2.250%	700,000	677,400
Total			3,047,966
Wireless 0.1%
America Movil SAB de CV
03/30/2040	6.125%	300,000	353,603
American Tower Corp.
10/15/2026	3.375%	425,000	395,966

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	217

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Crown Castle International Corp.
03/01/2027	4.000%	236,000	227,900
Vodafone Group PLC
01/16/2024	3.750%	1,047,000	1,029,666
05/30/2025	4.125%	400,000	395,195
05/30/2038	5.000%	565,000	528,183
05/30/2048	5.250%	400,000	374,803
Total			3,305,316
Wirelines 0.8%
AT&T, Inc.
01/15/2025	3.950%	843,000	823,059
05/15/2025	3.400%	1,104,000	1,040,003
02/15/2028	4.100%	1,630,000	1,567,064
02/15/2030	4.300%	1,040,000	985,840
05/15/2035	4.500%	695,000	629,991
03/01/2037	5.250%	1,031,000	1,010,870
08/15/2037	4.900%	842,000	788,579
08/15/2040	6.000%	875,000	894,429
09/01/2040	5.350%	2,321,000	2,245,442
03/01/2041	6.375%	425,000	452,897
05/15/2046	4.750%	315,000	280,003
03/01/2047	5.450%	790,000	770,319
02/15/2050	5.150%	1,722,000	1,594,849
British Telecommunications PLC
02/14/2019	2.350%	200,000	199,742
British Telecommunications PLC(i)
12/15/2030	9.125%	350,000	474,102
Deutsche Telekom International Finance BV(a)
01/19/2027	3.600%	402,000	378,939
Qwest Corp.
12/01/2021	6.750%	1,063,000	1,085,134
Telefonica Emisiones SAU
04/27/2020	5.134%	1,021,000	1,043,440
02/16/2021	5.462%	120,000	124,349
03/08/2047	5.213%	470,000	430,033
Verizon Communications, Inc.
03/15/2024	4.150%	542,000	554,188
02/15/2025	3.376%	561,000	544,188
09/21/2028	4.329%	1,085,000	1,088,969
11/01/2034	4.400%	4,676,000	4,513,383
01/15/2036	4.272%	1,069,000	1,004,815
03/16/2037	5.250%	457,000	478,450
08/15/2046	4.125%	1,598,000	1,417,897
03/16/2047	5.500%	801,000	856,677
03/15/2055	4.672%	276,000	254,070
Total			27,531,721
Total Corporate Bonds & Notes (Cost $724,768,526)			707,386,937

Foreign Government Obligations(j) 1.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Australia 0.0%
Westpac Banking Corp.(a)
03/03/2020	2.000%	405,000	400,771
Canada 0.1%
Bank of Nova Scotia (The)(a)
09/20/2021	1.875%	300,000	291,952
CNOOC Nexen Finance ULC
04/30/2024	4.250%	389,000	395,531
Hydro-Quebec
02/01/2021	9.400%	750,000	845,426
Ontario Teachers’ Cadillac Fairview Properties Trust(a)
03/20/2027	3.875%	804,000	798,273
Total			2,331,182
China 0.0%
CNOOC Finance Ltd.
05/09/2023	3.000%	1,300,000	1,258,827
Colombia 0.1%
Colombia Government International Bond
02/26/2024	4.000%	893,000	884,760
03/15/2029	4.500%	971,000	962,522
09/18/2037	7.375%	150,000	181,310
06/15/2045	5.000%	599,000	571,160
Ecopetrol SA
01/16/2025	4.125%	300,000	285,774
06/26/2026	5.375%	580,000	584,329
05/28/2045	5.875%	372,000	351,074
Total			3,820,929
France 0.1%
Electricite de France SA(a)
09/21/2038	4.875%	915,000	831,299
09/21/2048	5.000%	545,000	483,652
01/22/2114	6.000%	345,000	343,054
Total			1,658,005
Indonesia 0.1%
Indonesia Government International Bond
01/11/2023	2.950%	1,833,000	1,754,106
02/11/2024	4.450%	888,000	893,819
02/11/2029	4.750%	1,183,000	1,201,891
Total			3,849,816
Mexico 0.5%
Mexico City Airport Trust(a)
10/31/2026	4.250%	200,000	179,252
07/31/2047	5.500%	200,000	176,172

The accompanying Notes to Financial Statements are an integral part of this statement.
218	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mexico Government International Bond
01/30/2025	3.600%	757,000	724,168
01/21/2026	4.125%	1,673,000	1,637,439
01/11/2028	3.750%	692,000	648,290
03/08/2044	4.750%	1,090,000	989,451
01/15/2047	4.350%	479,000	411,688
02/10/2048	4.600%	3,900,000	3,464,007
10/12/2110	5.750%	458,000	430,580
Petroleos Mexicanos
02/04/2021	6.375%	504,000	510,517
08/04/2026	6.875%	598,000	582,073
03/13/2027	6.500%	3,670,000	3,458,259
02/12/2028	5.350%	141,000	123,369
01/23/2029	6.500%	1,143,000	1,065,847
06/15/2035	6.625%	550,000	480,521
09/21/2047	6.750%	632,000	523,699
02/12/2048	6.350%	1,390,000	1,110,420
Total			16,515,752
Netherlands 0.0%
Syngenta Finance NV(a)
04/24/2048	5.676%	675,000	558,926
Norway 0.0%
Equinor ASA
09/23/2027	7.250%	400,000	502,515
Panama 0.0%
Panama Government International Bond
04/16/2050	4.500%	547,000	524,327
Paraguay 0.0%
Paraguay Government International Bond(a)
08/11/2044	6.100%	1,240,000	1,284,868
Peru 0.0%
Peruvian Government International Bond
11/18/2050	5.625%	98,000	114,989
Singapore 0.0%
BOC Aviation Ltd.(a)
09/18/2022	2.750%	400,000	385,594
South Korea 0.1%
Export-Import Bank of Korea
11/01/2022	3.000%	378,000	373,708
South Korea International Bond
09/20/2028	3.500%	925,000	932,364
09/20/2048	3.875%	545,000	540,938
Total			1,847,010
Total Foreign Government Obligations (Cost $36,516,058)			35,053,511

Inflation-Indexed Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.1%
U.S. Treasury Inflation-Indexed Bond
01/15/2022	0.125%	1,117,310	1,084,901
01/15/2029	2.500%	1,177,850	1,341,939
Total			2,426,840
Total Inflation-Indexed Bonds (Cost $2,462,500)			2,426,840

Municipal Bonds 0.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.0%
City of Los Angeles Department of Airports
Revenue Bonds
Build America Bonds
Series 2009
05/15/2039	6.582%	420,000	529,826
Higher Education 0.1%
Los Angeles Community College District
Unlimited General Obligation Bonds
Build America Bonds
Series 2010
08/01/2049	6.750%	1,385,000	2,002,530
Ohio State University (The)
Revenue Bonds
Taxable
Series 2011A
06/01/2111	4.800%	2,014,000	2,206,196
Total			4,208,726
Joint Power Authority 0.1%
American Municipal Power, Inc.
Revenue Bonds
Build America Bonds
Series 2010
02/15/2050	7.499%	1,265,000	1,820,828
Ports 0.1%
Port Authority of New York & New Jersey
Revenue Bonds
Consolidated 174th
Series 2012
10/01/2062	4.458%	1,890,000	1,922,905
Taxable Consolidated 160th
Series 2010
11/01/2040	5.647%	835,000	1,016,930
Total			2,939,835

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	219

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Non Property Tax 0.0%
New York State Dormitory Authority
Revenue Bonds
Build America Bonds
Series 2010
03/15/2040	5.600%	415,000	502,681
State General Obligation 0.0%
State of California
Unlimited General Obligation Bonds
Build America Bonds
Series 2009
10/01/2039	7.300%	295,000	404,953
Series 2010
11/01/2040	7.600%	420,000	611,608
State of Illinois
Unlimited General Obligation Bonds
Taxable Pension
Series 2003
06/01/2033	5.100%	275,000	262,193
Total			1,278,754
Turnpike / Bridge / Toll Road 0.1%
North Texas Tollway Authority
Revenue Bonds
Series 2009 (BAM)
01/01/2049	6.718%	1,285,000	1,768,237
Water & Sewer 0.0%
District of Columbia Water & Sewer Authority
Taxable Revenue Bonds
Senior Lien
Series 2014-A
10/01/2114	4.814%	411,000	454,525
Total Municipal Bonds (Cost $12,585,234)			13,503,412

Residential Mortgage-Backed Securities - Agency 25.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
11/01/2022- 10/17/2038	6.500%	1,604,902	1,775,567
12/01/2032- 11/01/2048	4.000%	90,568,593	92,433,761
03/01/2033	3.000%	1,622,747	1,615,966
06/01/2035- 04/01/2036	5.500%	211,327	228,977
09/01/2037	6.000%	1,186,024	1,295,775
12/01/2047- 03/01/2048	3.500%	6,601,387	6,605,181
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/01/2048- 12/01/2048	5.000%	21,035,312	22,140,781
11/01/2048	4.500%	11,126,814	11,518,425
CMO Series 2017-4742 Class PA
10/15/2047	3.000%	10,284,341	10,143,895
CMO Series 2127 Class PG
02/15/2029	6.250%	269,579	286,781
CMO Series 2165 Class PE
06/15/2029	6.000%	98,087	106,505
CMO Series 2326 Class ZQ
06/15/2031	6.500%	501,873	547,851
CMO Series 2399 Class TH
01/15/2032	6.500%	242,146	268,567
CMO Series 2517 Class Z
10/15/2032	5.500%	212,283	220,219
CMO Series 2557 Class HL
01/15/2033	5.300%	416,891	452,469
CMO Series 262 Class 35
07/15/2042	3.500%	5,630,522	5,691,048
CMO Series 2752 Class EZ
02/15/2034	5.500%	1,132,912	1,245,935
CMO Series 2764 Class ZG
03/15/2034	5.500%	677,823	731,240
CMO Series 2953 Class PG
03/15/2035	5.500%	3,852,143	4,224,772
CMO Series 2986 Class CH
06/15/2025	5.000%	495,602	507,444
CMO Series 2989 Class TG
06/15/2025	5.000%	382,493	393,200
CMO Series 299 Class 300
01/15/2043	3.000%	994,887	979,889
CMO Series 2990 Class UZ
06/15/2035	5.750%	1,270,006	1,402,802
CMO Series 3101 Class UZ
01/15/2036	6.000%	382,613	418,797
CMO Series 3123 Class AZ
03/15/2036	6.000%	506,310	555,672
CMO Series 3143 Class BC
02/15/2036	5.500%	495,279	542,250
CMO Series 3164 Class MG
06/15/2036	6.000%	204,554	220,647
CMO Series 3195 Class PD
07/15/2036	6.500%	362,742	401,211
CMO Series 3200 Class AY
08/15/2036	5.500%	335,143	365,444

The accompanying Notes to Financial Statements are an integral part of this statement.
220	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3213 Class JE
09/15/2036	6.000%	588,940	643,123
CMO Series 3229 Class HE
10/15/2026	5.000%	884,073	901,519
CMO Series 3402 Class NC
12/15/2022	5.000%	182,443	186,723
CMO Series 3423 Class PB
03/15/2038	5.500%	1,064,521	1,163,217
CMO Series 3453 Class B
05/15/2038	5.500%	52,741	55,826
CMO Series 3461 Class Z
06/15/2038	6.000%	1,985,536	2,143,205
CMO Series 3501 Class CB
01/15/2039	5.500%	475,060	516,537
CMO Series 356 Class 300
09/15/2047	3.000%	1,364,326	1,339,370
CMO Series 360 Class 300
11/15/2047	3.000%	3,091,072	3,041,254
CMO Series 3684 Class CY
06/15/2025	4.500%	2,000,000	2,080,448
CMO Series 3704 Class CT
12/15/2036	7.000%	722,930	821,584
CMO Series 3704 Class DT
11/15/2036	7.500%	657,486	751,670
CMO Series 3704 Class ET
12/15/2036	7.500%	490,353	573,305
CMO Series 3707 Class B
08/15/2025	4.500%	1,477,021	1,533,415
CMO Series 3819 Class ZQ
04/15/2036	6.000%	752,618	839,561
CMO Series 3827 Class BM
08/15/2039	5.500%	265,610	273,253
CMO Series 3890 Class ME
07/15/2041	5.000%	1,000,000	1,139,344
CMO Series 4015 Class MY
03/15/2042	3.500%	2,000,000	1,981,134
CMO Series 4177 Class MQ
03/15/2043	2.500%	1,000,000	900,327
CMO Series 4217 Class KY
06/15/2043	3.000%	1,200,000	1,131,899
CMO Series 4240 Class B
08/15/2033	3.000%	2,000,000	1,937,841
CMO Series 4700 Class QJ
07/15/2044	4.000%	6,943,607	7,211,720
CMO Series 4705 Class A
09/15/2042	4.500%	2,279,071	2,403,482
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4763 Class CA
09/15/2038	3.000%	578,766	580,147
CMO Series 4767 Class KA
03/15/2048	3.000%	2,664,706	2,665,423
CMO Series 4786 Class DP
07/15/2042	4.500%	1,527,294	1,587,459
CMO Series 4787 Class AK
05/15/2048	3.000%	4,362,478	4,256,395
CMO Series 4796 Class AK
05/15/2048	3.000%	5,622,045	5,485,333
CMO Series 4802 Class A
06/15/2048	3.000%	5,307,522	5,191,118
CMO Series R006 Class ZA
04/15/2036	6.000%	572,400	639,010
CMO Series R007 Class ZA
05/15/2036	6.000%	1,105,275	1,229,949
CMO STRIPS Series 264 Class 30
07/15/2042	3.000%	212,027	209,275
CMO STRIPS Series 326 Class 300
03/15/2044	3.000%	3,813,113	3,766,356
Federal Home Loan Mortgage Corp.(b)
1-year CMT + 2.250% Cap 10.115% 07/01/2036	4.278%	93,920	99,087
12-month USD LIBOR + 1.835% Cap 9.011% 07/01/2040	4.455%	349,719	365,367
12-month USD LIBOR + 1.640% Floor 1.640%, Cap 7.802% 01/01/2047	2.801%	1,302,841	1,301,569
12-month USD LIBOR + 1.640% Floor 1.640%, Cap 8.859% 07/01/2048	3.859%	790,676	809,964
CMO Series 2551 Class NS
-1.8 x 1-month USD LIBOR + 14.483% Cap 14.483% 01/15/2033	9.982%	165,443	182,983
CMO Series 3852 Class QN
-3.6 x 1-month USD LIBOR + 27.211% Cap 5.500% 05/15/2041	5.500%	557,757	567,390
CMO Series 3966 Class BF
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 7.000% 10/15/2040	2.955%	853,944	858,636

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	221

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4048 Class FJ
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 9,999.000% 07/15/2037	2.699%	1,083,592	1,081,845
CMO Series 4087 Class FA
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 05/15/2039	2.905%	832,698	830,254
Structured Pass-Through Securities
1-year MTA + 1.200% Floor 1.200% 10/25/2044	3.151%	788,209	792,825
Federal Home Loan Mortgage Corp.(k)
CMO Series 2967 Class EA
04/15/2020	0.000%	17,709	17,295
CMO Series 3077 Class TO
04/15/2035	0.000%	155,445	141,693
CMO Series 3100 Class
01/15/2036	0.000%	242,485	211,249
CMO Series 3117 Class OG
02/15/2036	0.000%	137,204	122,814
CMO Series 3181 Class OH
07/15/2036	0.000%	445,593	371,339
CMO Series 3316 Class JO
05/15/2037	0.000%	19,674	17,461
CMO Series 3607 Class TO
10/15/2039	0.000%	326,257	271,721
CMO STRIPS Series 197 Class
04/01/2028	0.000%	195,061	175,397
CMO STRIPS Series 310 Class
09/15/2043	0.000%	2,238,643	1,760,329
Federal Home Loan Mortgage Corp.(b),(g)
CMO Series 3380 Class SI
-1.0 x 1-month USD LIBOR + 6.370% Cap 6.370% 10/15/2037	3.915%	2,703,892	368,545
CMO Series 3385 Class SN
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 11/15/2037	3.545%	92,321	7,825
CMO Series 3451 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/15/2038	3.595%	181,472	19,829
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3531 Class SM
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 05/15/2039	3.645%	110,295	5,719
CMO Series 3608 Class SC
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 12/15/2039	3.795%	407,188	51,251
CMO Series 3740 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 10/15/2040	3.545%	706,335	97,902
CMO Series 3740 Class SC
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 10/15/2040	3.545%	816,151	98,717
CMO STRIPS Series 239 Class S30
-1.0 x 1-month USD LIBOR + 7.700% Cap 7.700% 08/15/2036	5.245%	452,040	75,187
Federal Home Loan Mortgage Corp.(d)
CMO Series 3688 Class CU
11/15/2021	6.987%	74,495	75,441
CMO Series 3688 Class GT
11/15/2046	7.349%	507,176	580,159
CMO Series 4272 Class W
04/15/2040	5.661%	2,416,988	2,581,124
Federal Home Loan Mortgage Corp.(g)
CMO Series 3688 Class NI
04/15/2032	5.000%	164,914	2,789
CMO Series 3714 Class IP
08/15/2040	5.000%	762,494	129,733
CMO Series 3760 Class GI
10/15/2037	4.000%	55,667	407
CMO Series 3800 Class AI
11/15/2029	4.000%	527,829	27,858
Federal Home Loan Mortgage Corp.(d),(g)
CMO Series 3802 Class LS
01/15/2040	1.438%	1,107,889	45,410

The accompanying Notes to Financial Statements are an integral part of this statement.
222	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
10/01/2019- 08/01/2056	5.000%	16,966,548	18,077,376
04/01/2020- 10/01/2048	4.000%	65,171,062	66,910,336
05/01/2022	7.500%	32,490	32,785
01/01/2023- 11/01/2048	6.000%	1,233,676	1,308,476
02/01/2024- 10/01/2038	6.500%	2,887,746	3,216,549
05/01/2033- 09/01/2052	3.500%	75,774,325	76,366,843
11/01/2033- 04/01/2036	5.500%	309,131	328,643
05/01/2034- 11/01/2048	4.500%	34,180,956	35,442,399
11/01/2037- 01/01/2039	7.000%	772,520	895,008
01/01/2043	3.000%	1,807,118	1,774,843
CMO Series 1999-7 Class AB
03/25/2029	6.000%	207,932	225,374
CMO Series 2001-60 Class PX
11/25/2031	6.000%	275,488	302,189
CMO Series 2002-50 Class ZA
05/25/2031	6.000%	1,017,370	1,100,773
CMO Series 2002-78 Class Z
12/25/2032	5.500%	344,773	375,061
CMO Series 2003-W19 Class 1A7
11/25/2033	5.620%	4,268,284	4,600,002
CMO Series 2004-50 Class VZ
07/25/2034	5.500%	1,435,956	1,533,637
CMO Series 2004-65 Class LT
08/25/2024	4.500%	221,721	225,987
CMO Series 2004-W10 Class A6
08/25/2034	5.750%	3,000,000	3,254,655
CMO Series 2005-121 Class DX
01/25/2026	5.500%	496,987	516,975
CMO Series 2006-105 Class ME
11/25/2036	5.500%	873,026	949,172
CMO Series 2006-16 Class HZ
03/25/2036	5.500%	1,144,559	1,232,541
CMO Series 2006-W3 Class 2A
09/25/2046	6.000%	278,138	311,324
CMO Series 2007-104 Class ZE
08/25/2037	6.000%	269,756	290,317
CMO Series 2007-116 Class PB
08/25/2035	5.500%	287,041	312,989
CMO Series 2007-18 Class MZ
03/25/2037	6.000%	389,749	416,391
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-42 Class B
05/25/2037	6.000%	331,541	359,786
CMO Series 2007-76 Class ZG
08/25/2037	6.000%	631,589	694,820
CMO Series 2008-80 Class GP
09/25/2038	6.250%	49,181	53,872
CMO Series 2009-59 Class HB
08/25/2039	5.000%	615,751	653,489
CMO Series 2009-60 Class HT
08/25/2039	6.000%	562,158	618,614
CMO Series 2009-79 Class UA
03/25/2038	7.000%	62,620	70,697
CMO Series 2009-W1 Class A
12/25/2049	6.000%	1,323,132	1,470,248
CMO Series 2010-111 Class AM
10/25/2040	5.500%	2,474,368	2,762,616
CMO Series 2010-148 Class MA
02/25/2039	4.000%	142,641	144,207
CMO Series 2010-2 Class LC
02/25/2040	5.000%	1,200,000	1,325,803
CMO Series 2010-83 Class DN
12/25/2020	4.500%	802,583	800,604
CMO Series 2011-118 Class MT
11/25/2041	7.000%	956,467	1,080,786
CMO Series 2011-118 Class NT
11/25/2041	7.000%	1,093,743	1,238,696
CMO Series 2011-31 Class DB
04/25/2031	3.500%	4,000,000	4,090,962
CMO Series 2011-39 Class ZA
11/25/2032	6.000%	417,039	461,825
CMO Series 2011-44 Class EB
05/25/2026	3.000%	2,880,051	2,890,294
CMO Series 2011-46 Class B
05/25/2026	3.000%	6,000,000	6,026,044
CMO Series 2011-59 Class NZ
07/25/2041	5.500%	2,002,672	2,189,527
CMO Series 2012-66 Class CB
06/25/2032	3.000%	3,000,000	2,936,350
CMO Series 2013-100 Class WB
10/25/2033	3.000%	3,000,000	2,894,387
CMO Series 2013-101 Class E
10/25/2033	3.000%	3,000,000	2,955,802
CMO Series 2013-108 Class GU
10/25/2033	3.000%	2,500,000	2,432,409
CMO Series 2013-30 Class CA
04/25/2043	1.500%	589,296	552,967

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	223

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-59 Class PY
06/25/2043	2.500%	1,000,000	882,787
CMO Series 2013-81 Class TA
02/25/2043	3.000%	2,500,000	2,432,428
CMO Series 2013-90 Class DL
09/25/2033	3.500%	1,500,000	1,503,995
CMO Series 2014-40 Class EP
10/25/2042	3.500%	61,411	62,745
CMO Series 2017-13 Class PA
08/25/2046	3.000%	77,221	77,077
CMO Series 2018-12 Class P
03/25/2046	3.000%	1,890,091	1,870,602
CMO Series 2018-14 Class KC
03/25/2048	3.000%	172,788	174,680
CMO Series 2018-15 Class AB
03/25/2048	3.000%	93,228	93,378
CMO Series 2018-15 Class CA
03/25/2048	3.000%	44,478	44,381
CMO Series 2018-38 Class LA
06/25/2048	3.000%	5,207,184	5,113,626
CMO Series 2018-4 Class HC
12/25/2047	2.500%	1,424,949	1,376,293
CMO Series 2018-43 Class CT
06/25/2048	3.000%	5,306,814	5,211,352
CMO Series 2018-45 Class GA
06/25/2048	3.000%	744,615	724,600
CMO Series 2018-50 Class BA
07/25/2048	3.000%	730,211	706,292
CMO Series 2018-56 Class CH
08/25/2048	3.000%	2,597,511	2,531,310
CMO Series 2018-57 Class PT
08/25/2048	3.000%	1,996,352	1,961,114
CMO Series 2018-59 Class DA
08/25/2048	3.000%	361,218	350,257
CMO Series 2018-63 Class DA
09/25/2048	3.500%	1,589,786	1,597,943
CMO Series 2018-8 Class KL
03/25/2047	2.500%	2,065,000	1,996,062
CMO Series 98-61 Class PL
11/25/2028	6.000%	500	542
CMO Series G94-8 Class K
07/17/2024	8.000%	168,925	184,278
CMO STRIPS Series 414 Class A35
10/25/2042	3.500%	440,085	445,207
Series 2012-M5 Class A2
02/25/2022	2.715%	2,026,759	2,014,607
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-M9 Class A2
01/25/2023	2.389%	2,354,325	2,319,636
Federal National Mortgage Association(c),(l)
02/01/2026	4.070%	5,000,000	5,117,200
CMO Series 2018 Class A
06/01/2027	3.710%	2,996,000	3,052,175
Federal National Mortgage Association(b)
6-month USD LIBOR + 2.500% Cap 11.307% 03/01/2036	5.055%	344,933	368,150
12-month USD LIBOR + 1.620% Cap 8.139% 03/01/2047	3.134%	124,456	125,620
12-month USD LIBOR + 1.598% Floor 1.825%, Cap 7.965% 08/01/2047	2.949%	1,106,011	1,110,311
12-month USD LIBOR + 1.620% Floor 1.620%, Cap 8.750% 07/01/2048	3.737%	1,398,115	1,424,609
12-month USD LIBOR + 1.620% Floor 1.620%, Cap 8.730% 08/01/2048	3.729%	1,516,374	1,553,988
12-month USD LIBOR + 1.620% Floor 1.620%, Cap 8.750% 08/01/2048	3.753%	750,730	769,637
12-month USD LIBOR + 1.620% Floor 1.620%, Cap 8.831% 09/01/2048	3.830%	4,993,302	5,118,568
12-month USD LIBOR + 1.620% Floor 1.620%, Cap 8.850% 10/01/2048	3.856%	1,202,186	1,235,912
CMO Series 2003-130 Class CS
-2.0 x 1-month USD LIBOR + 14.100% Cap 14.100% 12/25/2033	9.088%	38,191	38,959
CMO Series 2003-W8 Class 3F1
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 8.000% 05/25/2042	2.906%	235,297	232,803
CMO Series 2005-SV Class 75
-4.0 x 1-month USD LIBOR + 24.200% Cap 24.200% 09/25/2035	14.175%	94,425	122,250
CMO Series 2005-W3 Class 2AF
1-month USD LIBOR + 0.220% Floor 0.220%, Cap 9.500% 03/25/2045	2.726%	471,692	469,680
CMO Series 2007-101 Class A2
1-month USD LIBOR + 0.250% Floor 0.250% 06/27/2036	2.756%	321,571	312,415

The accompanying Notes to Financial Statements are an integral part of this statement.
224	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-28 Class BS
-2.2 x 1-month USD LIBOR + 11.588% Cap 11.588% 04/25/2040	5.948%	82,165	86,587
CMO Series 2010-35 Class SJ
-3.3 x 1-month USD LIBOR + 17.667% Cap 17.667% 04/25/2040	9.313%	523,949	646,133
CMO Series 2010-49 Class SC
-2.0 x 1-month USD LIBOR + 12.660% Cap 12.660% 03/25/2040	7.648%	440,506	508,840
CMO Series 2011-75 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 6.500% 08/25/2041	3.056%	281,143	283,691
Federal National Mortgage Association(m)
02/01/2041- 05/01/2042	3.500%	13,049,739	13,228,245
11/01/2046	3.000%	2,311,502	2,282,510
Federal National Mortgage Association(l)
01/14/2049	4.000%	16,000,000	16,310,000
01/14/2049	4.500%	6,200,000	6,420,027
Federal National Mortgage Association(b),(g)
CMO Series 1996-4 Class SA
-1.0 x 1-month USD LIBOR + 8.500% Cap 8.500% 02/25/2024	5.994%	66,465	7,215
CMO Series 2006-117 Class GS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 12/25/2036	4.144%	238,482	32,840
CMO Series 2006-43 Class SI
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 06/25/2036	4.094%	1,106,931	167,933
CMO Series 2006-58 Class IG
-1.0 x 1-month USD LIBOR + 6.520% Cap 6.520% 07/25/2036	4.014%	385,156	38,934
CMO Series 2006-8 Class WN
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 03/25/2036	4.194%	1,154,835	195,605
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-94 Class GI
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 10/25/2026	4.144%	609,026	48,727
CMO Series 2007-109 Class PI
-1.0 x 1-month USD LIBOR + 6.350% Cap 6.350% 12/25/2037	3.844%	587,484	66,238
CMO Series 2007-65 Class KI
-1.0 x 1-month USD LIBOR + 6.620% Cap 6.620% 07/25/2037	4.114%	189,240	22,178
CMO Series 2007-72 Class EK
-1.0 x 1-month USD LIBOR + 6.400% Cap 6.400% 07/25/2037	3.894%	1,087,472	147,149
CMO Series 2007-W7 Class 2A2
-1.0 x 1-month USD LIBOR + 6.530% Cap 6.530% 07/25/2037	4.024%	367,176	49,289
CMO Series 2009-112 Class ST
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 01/25/2040	3.744%	348,197	44,125
CMO Series 2009-17 Class QS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 03/25/2039	4.144%	137,574	15,295
CMO Series 2009-37 Class KI
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2039	3.494%	650,403	58,647
CMO Series 2009-68 Class SA
-1.0 x 1-month USD LIBOR + 6.750% Cap 6.750% 09/25/2039	4.244%	447,387	65,196
CMO Series 2010-125 Class SA
-1.0 x 1-month USD LIBOR + 4.440% Cap 4.440% 11/25/2040	1.934%	1,760,012	101,312

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	225

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-147 Class SA
-1.0 x 1-month USD LIBOR + 6.530% Cap 6.530% 01/25/2041	4.024%	2,087,808	385,001
CMO Series 2010-35 Class SB
-1.0 x 1-month USD LIBOR + 6.420% Cap 6.420% 04/25/2040	3.914%	212,872	24,518
CMO Series 2010-42 Class S
-1.0 x 1-month USD LIBOR + 6.400% Cap 6.400% 05/25/2040	3.894%	174,139	23,653
CMO Series 2010-68 Class SA
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 07/25/2040	2.494%	1,338,943	140,308
Federal National Mortgage Association(d)
CMO Series 2003-W16 Class AF5
11/25/2033	4.474%	653,157	680,205
CMO Series 2010-61 Class WA
06/25/2040	5.977%	164,227	180,702
CMO Series 2011-2 Class WA
02/25/2051	5.814%	185,009	196,272
CMO Series 2011-43 Class WA
05/25/2051	5.749%	334,680	362,238
Federal National Mortgage Association(k)
CMO Series 2006-113 Class
07/25/2036	0.000%	43,751	42,283
CMO Series 2006-15 Class OP
03/25/2036	0.000%	192,896	164,485
CMO Series 2006-8 Class WQ
03/25/2036	0.000%	314,955	257,570
CMO Series 2009-86 Class BO
03/25/2037	0.000%	109,639	98,615
CMO Series 2013-101 Class DO
10/25/2043	0.000%	2,406,054	1,858,629
CMO Series 2013-128 Class
12/25/2043	0.000%	1,700,313	1,365,640
CMO Series 2013-92 Class
09/25/2043	0.000%	1,773,701	1,409,141
CMO STRIPS Series 293 Class 1
12/25/2024	0.000%	146,479	138,565
Federal National Mortgage Association(g)
CMO Series 2009-71 Class BI
08/25/2024	4.500%	41,272	1,341
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2009-86 Class IP
10/25/2039	5.500%	153,569	28,495
CMO Series 2010-155 Class KI
01/25/2021	3.000%	328,569	8,103
Federal National Mortgage Association(d),(g)
CMO Series 2011-30 Class LS
04/25/2041	1.301%	810,856	39,029
Government National Mortgage Association
09/20/2038	7.000%	92,715	107,690
08/20/2039	6.000%	430,389	473,152
05/20/2045- 04/20/2048	4.000%	4,398,567	4,515,089
09/20/2045- 01/20/2048	3.500%	21,959,894	22,149,376
04/20/2048- 12/20/2048	5.000%	34,260,932	35,750,824
10/20/2048- 12/20/2048	4.500%	26,196,330	27,130,046
04/20/2063	4.457%	1,435,072	1,459,542
05/20/2063	4.428%	2,177,484	2,211,144
05/20/2063	4.462%	2,249,168	2,280,088
06/20/2063	4.349%	3,542,684	3,596,984
CMO Series 2002-47 Class PG
07/16/2032	6.500%	222,225	223,225
CMO Series 2003-75 Class ZX
09/16/2033	6.000%	755,795	823,140
CMO Series 2005-26 Class XY
03/20/2035	5.500%	686,695	753,251
CMO Series 2005-72 Class AZ
09/20/2035	5.500%	929,509	990,115
CMO Series 2006-17 Class JN
04/20/2036	6.000%	314,704	343,668
CMO Series 2006-33 Class NA
01/20/2036	5.000%	159,782	162,482
CMO Series 2006-38 Class ZK
08/20/2036	6.500%	1,005,444	1,110,826
CMO Series 2006-69 Class MB
12/20/2036	5.500%	1,166,321	1,247,491
CMO Series 2008-23 Class PH
03/20/2038	5.000%	1,006,027	1,059,323
CMO Series 2009-104 Class AB
08/16/2039	7.000%	1,113,247	1,210,504
CMO Series 2010-130 Class CP
10/16/2040	7.000%	563,679	636,358
CMO Series 2013-H01 Class FA
01/20/2063	1.650%	2,416,313	2,381,378
CMO Series 2013-H04 Class BA
02/20/2063	1.650%	1,439,500	1,418,734

The accompanying Notes to Financial Statements are an integral part of this statement.
226	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-H07 Class JA
03/20/2063	1.750%	2,758,130	2,721,740
CMO Series 2013-H09 Class HA
04/20/2063	1.650%	3,902,173	3,826,945
CMO Series 2017-167 Class BQ
08/20/2044	2.500%	2,414,957	2,371,968
Government National Mortgage Association(l)
01/21/2044- 01/20/2049	5.000%	91,152,000	94,816,118
01/23/2049	4.500%	2,500,000	2,586,865
Government National Mortgage Association(m)
03/20/2048- 10/20/2048	5.000%	34,866,508	36,329,249
Government National Mortgage Association(c),(m)
12/15/2048	5.000%	7,432,000	7,747,860
Government National Mortgage Association(b),(g)
CMO Series 2005-3 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2035	3.630%	929,282	91,787
CMO Series 2007-40 Class SN
-1.0 x 1-month USD LIBOR + 6.680% Cap 6.680% 07/20/2037	4.210%	654,818	81,603
CMO Series 2008-62 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/20/2038	3.680%	670,858	90,550
CMO Series 2008-76 Class US
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/20/2038	3.430%	747,647	94,803
CMO Series 2008-95 Class DS
-1.0 x 1-month USD LIBOR + 7.300% Cap 7.300% 12/20/2038	4.830%	626,928	81,594
CMO Series 2009-102 Class SM
-1.0 x 1-month USD LIBOR + 6.400% Cap 6.400% 06/16/2039	3.945%	215,344	6,969
CMO Series 2009-106 Class ST
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/20/2038	3.530%	1,059,999	148,035
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2009-64 Class SN
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/16/2039	3.645%	470,491	45,288
CMO Series 2009-67 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/16/2039	3.595%	314,865	32,202
CMO Series 2009-72 Class SM
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 08/16/2039	3.795%	798,621	99,631
CMO Series 2009-81 Class SB
-1.0 x 1-month USD LIBOR + 6.090% Cap 6.090% 09/20/2039	3.620%	992,799	97,561
CMO Series 2010-47 Class PX
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 06/20/2037	4.230%	1,225,771	169,750
CMO Series 2011-75 Class SM
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 05/20/2041	4.130%	590,829	86,626
Government National Mortgage Association(b)
CMO Series 2007-16 Class NS
-3.5 x 1-month USD LIBOR + 23.275% Cap 23.275% 04/20/2037	14.630%	109,570	139,330
CMO Series 2012-H10 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 10.500% 12/20/2061	2.864%	1,710,445	1,716,231
CMO Series 2012-H21 Class CF
1-month USD LIBOR + 0.700% Floor 0.700% 05/20/2061	3.014%	106,344	106,647
CMO Series 2012-H21 Class DF
1-month USD LIBOR + 0.650% Floor 0.650% 05/20/2061	2.964%	94,900	95,124
CMO Series 2012-H26 Class MA
1-month USD LIBOR + 0.550% Floor 0.550% 07/20/2062	2.864%	69,546	69,646

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	227

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-H28 Class FA
1-month USD LIBOR + 0.580% Floor 0.580% 09/20/2062	2.894%	860,401	861,281
CMO Series 2012-H29 Class FA
1-month USD LIBOR + 0.515% Floor 0.515%, Cap 11.500% 10/20/2062	2.829%	1,849,277	1,853,678
CMO Series 2013-H01 Class TA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 10.500% 01/20/2063	2.814%	100,646	100,736
CMO Series 2013-H05 Class FB
1-month USD LIBOR + 0.400% Floor 0.400% 02/20/2062	2.714%	206,224	205,941
CMO Series 2013-H07 Class GA
1-month USD LIBOR + 0.470% Floor 0.470%, Cap 10.500% 03/20/2063	2.784%	1,754,776	1,757,763
CMO Series 2013-H07 Class HA
1-month USD LIBOR + 0.410% Floor 0.410%, Cap 11.000% 03/20/2063	2.724%	1,306,372	1,306,709
CMO Series 2013-H09 Class GA
1-month USD LIBOR + 0.480% Floor 0.480%, Cap 11.000% 04/20/2063	2.794%	2,168,421	2,172,610
CMO Series 2013-H09 Class SA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 10.500% 04/20/2063	2.814%	2,538,844	2,548,151
CMO Series 2013-H21 Class FA
1-month USD LIBOR + 0.750% Floor 0.750% 09/20/2063	3.064%	3,723,569	3,754,826
CMO Series 2013-H21 Class FB
1-month USD LIBOR + 0.700% Floor 0.700% 09/20/2063	3.014%	3,787,846	3,815,350
CMO Series 2015-H23 Class FB
1-month USD LIBOR + 0.520% Floor 0.520%, Cap 11.000% 09/20/2065	2.834%	1,582,712	1,590,279
CMO Series 2015-H26 Class FG
1-month USD LIBOR + 0.520% Floor 0.520%, Cap 11.000% 10/20/2065	2.834%	828,394	832,513
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-H30 Class FE
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.000% 11/20/2065	2.914%	6,513,070	6,567,663
Government National Mortgage Association(k)
CMO Series 2008-1 Class PO
01/20/2038	0.000%	111,462	96,992
CMO Series 2010-14 Class AO
12/20/2032	0.000%	85,039	82,575
CMO Series 2010-157 Class OP
12/20/2040	0.000%	748,416	612,300
Government National Mortgage Association(g)
CMO Series 2010-107 Class IL
07/20/2039	6.000%	801,571	196,215
CMO Series 2010-144 Class BI
09/16/2037	4.000%	80,231	119
Government National Mortgage Association(d)
CMO Series 2010-H17 Class XQ
07/20/2060	5.233%	1,886,139	1,909,384
CMO Series 2011-137 Class WA
07/20/2040	5.561%	1,015,760	1,116,937
CMO Series 2012-141 Class WC
01/20/2042	3.717%	841,934	867,363
CMO Series 2013-54 Class WA
11/20/2042	4.749%	1,799,908	1,906,634
CMO Series 2013-75 Class WA
06/20/2040	5.188%	566,811	606,994
Total Residential Mortgage-Backed Securities - Agency (Cost $896,702,849)			902,764,400

Residential Mortgage-Backed Securities - Non-Agency 2.1%

ASG Resecuritization Trust(a),(d)
CMO Series 2011-1 Class 3A50
11/28/2035	4.196%	26,367	26,332
Asset-Backed Funding Certificates Trust(d)
CMO Series 2005-AG1 Class A4
01/25/2034	4.783%	278,250	283,306
Banc of America Funding Trust
CMO Series 2004-3 Class 1A1
10/25/2034	5.500%	86,092	89,259
Banc of America Mortgage Trust(d)
CMO Series 2004-C Class 2A2
04/25/2034	4.148%	102,902	103,299
BCAP LLC Trust(a),(d)
CMO Series 2010-RR7 Class 2A1
07/26/2045	3.753%	299,837	301,290
Bear Stearns Adjustable Rate Mortgage Trust(d)
CMO Series 2003-4 Class 3A1
07/25/2033	4.462%	58,546	58,956

The accompanying Notes to Financial Statements are an integral part of this statement.
228	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2003-7 Class 6A
10/25/2033	4.486%	306,205	307,918
Bear Stearns Alt-A Trust(b)
CMO Series 2004-6 Class 1A
1-month USD LIBOR + 0.640% Floor 0.640%, Cap 11.500% 07/25/2034	3.146%	259,446	256,857
CMO Series 2005-2 Class 1A1
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 11.500% 03/25/2035	3.006%	22,042	21,926
Bear Stearns Asset-Backed Securities Trust(b)
CMO Series 2003-SD1 Class A
1-month USD LIBOR + 0.900% Floor 0.900%, Cap 11.000% 12/25/2033	3.406%	257,186	255,601
Chase Mortgage Finance Corp.(d)
CMO Series 2007-A1 Class 1A3
02/25/2037	4.369%	527,860	533,823
CMO Series 2007-A1 Class 2A1
02/25/2037	4.454%	211,460	216,404
CMO Series 2007-A1 Class 7A1
02/25/2037	4.256%	100,432	100,583
Citigroup Mortgage Loan Trust, Inc.
CMO Series 2003-1 Class 3A4
09/25/2033	5.250%	102,671	101,746
CMO Series 2005-2 Class 2A11
05/25/2035	5.500%	208,936	212,023
Citigroup Mortgage Loan Trust, Inc.(a),(d)
CMO Series 2009-10 Class 1A1
09/25/2033	4.331%	297,202	300,231
Countrywide Home Loan Mortgage Pass-Through Trust
CMO Series 2004-13 Class 1A4
08/25/2034	5.500%	234,766	239,550
CMO Series 2004-3 Class A26
04/25/2034	5.500%	112,471	114,326
CMO Series 2004-5 Class 1A4
06/25/2034	5.500%	313,938	314,299
Credit Suisse First Boston Mortgage Securities Corp.
CMO Series 2003-21 Class 1A4
09/25/2033	5.250%	107,767	110,684
CMO Series 2004-5 Class 3A1
08/25/2019	5.250%	34,155	34,160
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
CMO Series 2003-27 Class 5A4
11/25/2033	5.250%	194,215	196,705
CMO Series 2004-4 Class 2A4
09/25/2034	5.500%	238,881	250,722
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2004-8 Class 1A4
12/25/2034	5.500%	212,460	219,051
Credit Suisse Mortgage Capital Certificates(a),(d)
CMO Series 2010-17R Class 1A1
06/26/2036	4.281%	57,841	57,812
DBRR Trust(a),(d)
CMO Series 2015-LCM Class A2
06/10/2034	3.421%	3,152,000	3,026,691
DBRR Trust(a)
Series 2015-LCM Class A1
06/10/2034	2.998%	2,961,246	2,855,258
GMAC Mortgage Corp. Loan Trust(d)
CMO Series 2003-AR2 Class 2A4
12/19/2033	4.800%	361,352	362,429
GSMPS Mortgage Loan Trust(a),(b)
CMO Series 2005-RP3 Class 1AF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 10.000% 09/25/2035	2.856%	734,453	653,865
GSMPS Mortgage Loan Trust(a),(d),(g)
CMO Series 2005-RP3 Class 1AS
09/25/2035	2.202%	569,201	47,404
GSR Mortgage Loan Trust
CMO Series 2003-7F Class 1A4
06/25/2033	5.250%	274,374	280,414
GSR Mortgage Loan Trust(b)
CMO Series 2005-5F Class 8A3
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 5.500% 06/25/2035	3.006%	17,847	16,936
HarborView Mortgage Loan Trust(d)
CMO Series 2004-3 Class 1A
05/19/2034	4.578%	1,029,951	1,049,786
Headlands Residential(a)
CMO Series 2018-RPL1 Class A
06/26/2023	4.250%	3,125,000	3,123,122
Headlands Residential LLC(a),(d)
CMO Series 2017-RPL1 Class A
08/25/2022	3.875%	2,690,000	2,652,177
Impac CMB Trust(b)
CMO Series 2005-4 Class 2A1
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 10.250% 05/25/2035	3.106%	244,213	239,731
Impac Secured Assets CMN Owner Trust(d)
CMO Series 2003-3 Class A1
08/25/2033	4.847%	140,334	141,781

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	229

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Impac Secured Assets Trust(b)
CMO Series 2006-1 Class 2A1
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 11.500% 05/25/2036	2.856%	192,753	188,925
CMO Series 2006-2 Class 2A1
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 11.500% 08/25/2036	2.856%	286,535	277,497
JPMorgan Mortgage Trust(d)
CMO Series 2006-A2 Class 5A3
11/25/2033	4.609%	368,243	376,872
CMO Series 2007-A1 Class 5A5
07/25/2035	4.327%	306,753	316,275
JPMorgan Mortgage Trust(a),(d)
CMO Series 2016-5 Class A1
12/25/2046	2.649%	804,871	794,687
CMO Series 2017-5 Class A1
10/26/2048	3.176%	7,834,750	7,796,468
MASTR Adjustable Rate Mortgages Trust(d)
CMO Series 2004-13 Class 2A1
04/21/2034	4.670%	210,356	215,393
CMO Series 2004-13 Class 3A7
11/21/2034	4.438%	375,893	384,769
MASTR Asset Securitization Trust(a)
CMO Series 2004-P7 Class A6
12/27/2033	5.500%	52,276	52,276
MASTR Seasoned Securities Trust
CMO Series 2004-2 Class A1
08/25/2032	6.500%	187,512	190,594
CMO Series 2004-2 Class A2
08/25/2032	6.500%	295,332	300,571
Merrill Lynch Mortgage Investors Trust(b)
CMO Series 2003-A Class 2A1
1-month USD LIBOR + 0.780% Floor 0.780%, Cap 11.750% 03/25/2028	3.286%	167,878	166,173
CMO Series 2003-E Class A1
1-month USD LIBOR + 0.620% Floor 0.620%, Cap 11.750% 10/25/2028	3.126%	489,429	485,826
CMO Series 2004-A Class A1
1-month USD LIBOR + 0.460% Floor 0.460%, Cap 11.750% 04/25/2029	2.966%	400,316	392,616
CMO Series 2004-G Class A2
6-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.750% 01/25/2030	3.508%	116,668	113,991
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Merrill Lynch Mortgage Investors Trust(d)
CMO Series 2004-1 Class 2A1
12/25/2034	4.151%	298,092	297,430
CMO Series 2004-A4 Class A2
08/25/2034	4.089%	368,694	377,061
Morgan Stanley Mortgage Loan Trust(d)
CMO Series 2004-3 Class 4A
04/25/2034	5.628%	281,787	298,765
Morgan Stanley Re-Remic Trust(a),(c)
07/27/2049	0.250%	95,509	89,880
NACC Reperforming Loan Remic Trust(a)
CMO Series 2004-R2 Class A1
10/25/2034	6.500%	160,382	155,697
NCUA Guaranteed Notes(b)
CMO Series 2010-R3 Class 1A
1-month USD LIBOR + 0.560% Floor 0.560%, Cap 8.000% 12/08/2020	2.940%	550,237	551,736
NCUA Guaranteed Notes
CMO Series 2010-R3 Class 3A
12/08/2020	2.400%	83,572	83,291
Oportun Funding VII LLC(a)
CMO Series 2017-B Class A
10/10/2023	3.220%	736,000	728,754
Pretium Mortgage Credit Partners I LLC(a)
CMO Series 2018-NPL4 Class A1
09/25/2058	4.826%	3,100,000	3,113,330
Prime Mortgage Trust
CMO Series 2004-2 Class A2
11/25/2019	4.750%	36,157	35,896
RALI Trust
CMO Series 2004-QS3 Class CB
03/25/2019	5.000%	14,222	14,173
RBSSP Resecuritization Trust(a)
CMO Series 2009-1 Class 1A1
02/26/2036	6.500%	286,925	305,729
Residential Asset Mortgage Products Trust
CMO Series 2004-SL2 Class A3
10/25/2031	7.000%	287,566	296,651
Residential Asset Securitization Trust(d)
CMO Series 2004-IP2 Class 1A1
12/25/2034	4.470%	316,363	319,552
Seasoned Loans Structured Transaction
CMO Series 2018-2 Class A1
11/25/2028	3.500%	6,652,857	6,528,360
Sequoia Mortgage Trust(b)
CMO Series 2003-1 Class 1A
1-month USD LIBOR + 0.760% Floor 0.760%, Cap 12.500% 04/20/2033	3.230%	802,465	783,743

The accompanying Notes to Financial Statements are an integral part of this statement.
230	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2003-8 Class A1
1-month USD LIBOR + 0.640% Floor 0.640%, Cap 11.500% 01/20/2034	3.110%	675,405	662,008
CMO Series 2004-11 Class A1
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.500% 12/20/2034	3.070%	653,595	640,806
CMO Series 2004-12 Class A3
6-month USD LIBOR + 0.320% Floor 0.320%, Cap 11.500% 01/20/2035	3.196%	270,793	252,194
Structured Adjustable Rate Mortgage Loan Trust(d)
CMO Series 2004-4 Class 5A
04/25/2034	4.239%	107,136	104,212
Structured Asset Mortgage Investments II Trust(b)
CMO Series 2004-AR5 Class 1A1
1-month USD LIBOR + 0.660% Floor 0.660%, Cap 11.000% 10/19/2034	3.130%	459,824	451,679
CMO Series 2005-AR5 Class A3
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 11.000% 07/19/2035	2.970%	241,514	237,110
Structured Asset Securities Corp.(d)
CMO Series 2004-4XS Class 1A5
02/25/2034	5.217%	415,554	421,227
Structured Asset Securities Corp. Mortgage Pass-Through Certificates(d)
CMO Series 2003-34A Class 3A3
11/25/2033	4.275%	553,509	553,567
CMO Series 2003-40A Class 3A2
01/25/2034	4.293%	296,252	296,044
CMO Series 2004-6XS Class A5A
03/25/2034	5.657%	251,480	254,811
CMO Series 2004-6XS Class A5B (AMBAC)
03/25/2034	5.657%	301,776	305,315
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
CMO Series 2004-5H Class A4
12/25/2033	5.540%	448,960	458,370
Thornburg Mortgage Securities Trust(d)
CMO Series 2004-4 Class 3A
12/25/2044	3.997%	263,124	263,573
Vendee Mortgage Trust
CMO Series 1998-2 Class 1G
06/15/2028	6.750%	261,132	287,863
Vericrest Opportunity Loan Transferee(a),(c),(d)
CMO Series 2018-FT1 Class A1
03/29/2021	5.900%	761,481	752,495
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee LX LLC(a)
CMO Series 2017-NPL7 Class A1
04/25/2059	3.250%	580,807	580,342
Vericrest Opportunity Loan Transferee LXIV LLC(a)
Series 2017-NP11 Class A1
10/25/2047	3.375%	2,705,298	2,677,737
Vericrest Opportunity Loan Transferee LXIX LLC(a)
CMO Series 2018-NPL5 Class A1A
08/25/2048	4.213%	1,250,665	1,240,660
Vericrest Opportunity Loan Transferee LXVI(a)
CMO Series 2018-NPL2 Class A1
05/25/2048	4.336%	1,560,808	1,559,115
Vericrest Opportunity Loan Transferee LXVII LLC(a),(d)
CMO Series 2018-NPL3 Class A1
06/25/2048	4.375%	1,895,958	1,893,145
Vericrest Opportunity Loan Transferee LXVIII LLC(a)
CMO Series 2018-NPL4 Class A1A
07/27/2048	4.336%	1,564,508	1,564,353
Vericrest Opportunity Loan Transferee LXX LLC(a),(d)
CMO Series 2018-NPL6 Class A1A
09/25/2048	4.115%	1,272,510	1,263,602
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1A
10/26/2048	4.213%	4,014,934	4,007,272
Vericrest Opportunity Loan Transferee LXXIV LLC(a)
CMO Series 2018-NP10 Class A1A
11/25/2048	4.581%	3,802,113	3,811,805
WaMu Mortgage Pass-Through Certificates Trust(d)
CMO Series 2003-AR11 Class A6
10/25/2033	4.307%	460,701	464,573
CMO Series 2003-AR5 Class A7
06/25/2033	4.079%	172,887	174,308
CMO Series 2003-AR6 Class A1
06/25/2033	4.222%	205,591	207,241
CMO Series 2003-AR7 Class A7
08/25/2033	4.145%	258,144	264,334
CMO Series 2004-AR3 Class A2
06/25/2034	3.958%	158,796	161,260
WaMu Mortgage Pass-Through Certificates Trust
CMO Series 2004-CB3 Class 4A
10/25/2019	6.000%	17,514	17,675
CMO Series 2004-S3 Class 1A5
07/25/2034	5.000%	61,049	61,112
Washington Mutual MSC Mortgage Pass-Through Certificates Trust
CMO Series 2003-MS2 Class 1A1
02/25/2033	5.750%	45,929	46,188
Wells Fargo Mortgage-Backed Securities Trust(d)
CMO Series 2003-J Class 2A1
10/25/2033	4.588%	83,472	84,315

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	231

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2003-L Class 2A1
11/25/2033	4.778%	106,058	105,029
CMO Series 2004-EE Class 2A1
12/25/2034	4.482%	34,747	35,369
CMO Series 2004-G Class A3
06/25/2034	4.425%	49,936	50,372
CMO Series 2004P Class 2A1
09/25/2034	4.639%	484,773	497,352
CMO Series 2004-U Class A1
10/25/2034	4.569%	461,532	463,663
CMO Series 2004-W Class A9
11/25/2034	4.848%	295,885	295,998
CMO Series 2005-AR3 Class 1A1
03/25/2035	4.483%	1,219,310	1,253,062
CMO Series 2005-AR8 Class 2A1
06/25/2035	4.425%	64,733	66,503
CMO Series 2005-AR9 Class 2A1
10/25/2033	4.668%	156,993	158,605
Wells Fargo Mortgage-Backed Securities Trust
CMO Series 2004-4 Class A9
05/25/2034	5.500%	248,500	249,601
CMO Series 2005-14 Class 1A1
12/25/2035	5.500%	183,606	189,174
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $74,357,969)			74,574,477

U.S. Government & Agency Obligations 1.7%

Federal Home Loan Banks
10/24/2029	4.000%	1,600,000	1,725,176
07/15/2036	5.500%	2,000,000	2,575,650
Federal National Mortgage Association(h)
STRIPS
05/15/2030	0.000%	3,750,000	2,593,459
Subordinated
10/09/2019	0.000%	5,055,000	4,948,299
Israel Government AID Bond(h)
11/01/2024	0.000%	10,385,000	8,677,924
08/15/2025	0.000%	2,500,000	2,011,680
11/15/2026	0.000%	1,500,000	1,141,821
Israel Government AID Bond
09/18/2033	5.500%	1,000,000	1,269,848
Private Export Funding Corp.
05/15/2022	2.800%	1,500,000	1,501,271
Residual Funding Corp.(h)
STRIPS
10/15/2019	0.000%	9,545,000	9,341,157
10/15/2020	0.000%	7,500,000	7,156,560
01/15/2021	0.000%	1,995,000	1,889,895
U.S. Government & Agency Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Resolution Funding Corp.(h)
01/15/2026	0.000%	535,000	432,972
10/15/2027	0.000%	470,000	358,064
Tennessee Valley Authority
04/01/2036	5.880%	2,870,000	3,753,644
09/15/2060	4.625%	835,000	1,011,967
09/15/2065	4.250%	1,423,000	1,618,001
Tennessee Valley Authority(h)
STRIPS
11/01/2025	0.000%	8,500,000	6,862,942
06/15/2035	0.000%	750,000	421,828
Total U.S. Government & Agency Obligations (Cost $59,251,975)			59,292,158

U.S. Treasury Obligations 28.3%

U.S. Treasury
08/31/2020	2.625%	1,434,000	1,435,955
09/30/2020	1.375%	11,437,000	11,212,291
10/31/2020	2.875%	1,000,000	1,006,253
11/15/2020	2.625%	2,900,000	2,905,206
11/30/2020	2.750%	37,122,000	37,290,244
02/15/2021	3.625%	6,600,000	6,752,754
02/28/2021	1.125%	2,500,000	2,428,305
05/15/2021	2.625%	3,975,100	3,988,268
05/15/2021	3.125%	7,000,000	7,104,312
07/15/2021	2.625%	35,433,000	35,561,925
10/15/2021	2.875%	19,801,000	20,011,346
10/31/2021	2.000%	1,500,000	1,480,826
11/15/2021	2.000%	7,000,000	6,910,173
11/15/2021	2.875%	15,181,000	15,350,825
12/15/2021	2.625%	3,678,000	3,694,604
12/31/2021	2.125%	2,000,000	1,980,781
01/31/2022	1.500%	1,000,000	971,608
01/31/2022	1.875%	9,408,000	9,240,889
05/15/2022	1.750%	8,292,000	8,097,462
07/31/2022	2.000%	6,000,000	5,901,518
08/31/2022	1.625%	62,487,000	60,620,132
09/30/2022	1.750%	5,000,000	4,868,457
01/31/2023	2.375%	3,322,000	3,307,111
04/30/2023	2.750%	1,718,000	1,736,031
05/15/2023	1.750%	5,474,000	5,304,849
06/30/2023	1.375%	4,000,000	3,808,836
08/15/2023	2.500%	7,350,000	7,349,085
09/30/2023	1.375%	38,793,000	36,834,523
09/30/2023	2.875%	10,893,000	11,071,577
10/31/2023	1.625%	8,000,000	7,678,705
11/30/2023	2.875%	11,000,000	11,193,245
12/31/2023	2.625%	31,866,000	32,036,613
02/29/2024	2.125%	5,136,000	5,038,982
05/15/2024	2.500%	640,000	638,920
06/30/2024	2.000%	565,000	549,503
08/31/2024	1.875%	742,000	716,302
11/15/2024	2.250%	837,000	822,804
04/30/2025	2.875%	525,000	534,154
05/31/2025	2.875%	45,336,000	46,122,725

The accompanying Notes to Financial Statements are an integral part of this statement.
232	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/2025	2.250%	203,000	198,553
11/30/2025	2.875%	6,200,000	6,311,616
05/15/2026	1.625%	395,000	368,914
08/15/2026	1.500%	284,000	262,025
11/15/2026	2.000%	7,939,000	7,579,302
02/15/2027	2.250%	502,000	487,548
02/15/2028	2.750%	36,569,000	36,759,689
05/15/2028	2.875%	18,432,600	18,715,985
08/15/2028	2.875%	27,316,000	27,738,663
11/15/2028	3.125%	57,106,000	59,239,092
11/15/2028	5.250%	10,000,000	12,181,132
02/15/2031	5.375%	66,900	85,018
02/15/2036	4.500%	5,262,000	6,486,186
05/15/2037	5.000%	500,000	656,198
02/15/2039	3.500%	6,500,000	7,109,121
05/15/2039	4.250%	3,000,000	3,619,767
08/15/2039	4.500%	7,500,000	9,344,586
05/15/2040	4.375%	1,000,000	1,227,902
11/15/2040	4.250%	5,074,000	6,132,081
11/15/2041	3.125%	4,640,000	4,750,113
08/15/2042	2.750%	4,500,000	4,307,467
02/15/2043	3.125%	2,000,000	2,040,373
08/15/2043	3.625%	1,500,000	1,659,929
11/15/2043	3.750%	10,197,000	11,515,065
02/15/2044	3.625%	16,518,000	18,299,030
05/15/2044	3.375%	5,000,000	5,322,853
02/15/2045	2.500%	13,000,000	11,775,792
08/15/2045	2.875%	20,600,000	20,062,558
11/15/2046	2.875%	22,126,000	21,516,004
02/15/2047	3.000%	2,216,000	2,209,879
08/15/2047	2.750%	5,040,000	4,773,947
11/15/2047	2.750%	28,152,000	26,648,830
02/15/2048	3.000%	4,175,000	4,153,049
05/15/2048	3.125%	32,809,000	33,432,621
08/15/2048	3.000%	5,609,000	5,583,057
11/15/2048	3.375%	8,502,000	9,093,062
U.S. Treasury(h)
STRIPS
08/15/2020	0.000%	5,795,000	5,559,804
02/15/2021	0.000%	28,185,000	26,735,014
05/15/2021	0.000%	20,965,000	19,758,694
08/15/2021	0.000%	11,045,000	10,344,764
11/15/2021	0.000%	6,245,000	5,814,437
02/15/2022	0.000%	3,790,000	3,503,973
05/15/2022	0.000%	9,005,000	8,274,751
08/15/2022	0.000%	2,500,000	2,281,055
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/2022	0.000%	3,750,000	3,398,291
02/15/2023	0.000%	20,665,000	18,608,187
05/15/2023	0.000%	8,680,000	7,763,853
08/15/2023	0.000%	2,320,000	2,060,994
11/15/2023	0.000%	1,300,000	1,148,418
02/15/2024	0.000%	1,350,000	1,183,781
08/15/2024	0.000%	1,000,000	864,844
11/15/2024	0.000%	4,500,000	3,865,781
02/15/2025	0.000%	1,000,000	851,484
05/15/2025	0.000%	2,500,000	2,114,648
02/15/2026	0.000%	500,000	413,594
11/15/2028	0.000%	700,000	530,195
11/15/2029	0.000%	2,600,000	1,908,969
08/15/2030	0.000%	6,250,000	4,486,572
11/15/2030	0.000%	2,415,000	1,721,065
02/15/2031	0.000%	4,185,000	2,960,724
08/15/2031	0.000%	3,800,000	2,647,234
11/15/2031	0.000%	6,640,000	4,589,122
02/15/2032	0.000%	6,875,000	4,715,015
08/15/2032	0.000%	1,500,000	1,013,438
11/15/2032	0.000%	10,450,000	7,004,766
02/15/2033	0.000%	9,850,000	6,552,943
08/15/2033	0.000%	4,000,000	2,622,031
11/15/2033	0.000%	7,400,000	4,807,109
02/15/2034	0.000%	4,400,000	2,832,328
05/15/2034	0.000%	2,400,000	1,532,719
08/15/2034	0.000%	8,375,000	5,312,563
11/15/2034	0.000%	1,850,000	1,164,488
02/15/2035	0.000%	4,210,000	2,631,579
11/15/2041	0.000%	13,100,000	6,578,145
Total U.S. Treasury Obligations (Cost $993,114,251)			1,005,362,478

Money Market Funds 3.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(n),(o)	132,331,417	132,318,184
Total Money Market Funds (Cost $132,318,184)		132,318,184
Total Investments in Securities (Cost: $3,684,744,772)		3,682,698,069
Other Assets & Liabilities, Net		(138,105,187)
Net Assets		3,544,592,882

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $530,822,117, which represents 14.98% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2018.
(c)	Valuation based on significant unobservable inputs.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	233

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Notes to Portfolio of Investments  (continued)
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2018.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2018, the total value of these securities amounted to $196,848, which represents 0.01% of total net assets.
(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2018, the total value of these securities amounted to $130,285, which represents less than 0.01% of total net assets.
(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(h)	Zero coupon bond.
(i)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2018.
(j)	Principal and interest may not be guaranteed by the government.
(k)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(l)	Represents a security purchased on a when-issued basis.
(m)	Represents a security purchased on a forward commitment basis.
(n)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(o)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	47,208,535	1,767,555,112	(1,682,432,230)	132,331,417	(6,773)	(2,136)	1,308,592	132,318,184
Abbreviation Legend
AID	Agency for International Development
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
234	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	329,408,307	42,117,891	—	371,526,198
Commercial Mortgage-Backed Securities - Agency	—	268,930,980	—	—	268,930,980
Commercial Mortgage-Backed Securities - Non-Agency	—	101,500,947	8,057,547	—	109,558,494
Corporate Bonds & Notes	—	707,320,374	66,563	—	707,386,937
Foreign Government Obligations	—	35,053,511	—	—	35,053,511
Inflation-Indexed Bonds	—	2,426,840	—	—	2,426,840
Municipal Bonds	—	13,503,412	—	—	13,503,412
Residential Mortgage-Backed Securities - Agency	—	886,847,165	15,917,235	—	902,764,400
Residential Mortgage-Backed Securities - Non-Agency	—	73,732,102	842,375	—	74,574,477
U.S. Government & Agency Obligations	—	59,292,158	—	—	59,292,158
U.S. Treasury Obligations	815,205,106	190,157,372	—	—	1,005,362,478
Money Market Funds	—	—	—	132,318,184	132,318,184
Total Investments in Securities	815,205,106	2,668,173,168	67,001,611	132,318,184	3,682,698,069
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	235

Portfolio of Investments   (continued)
Variable Portfolio – Partners Core Bond Fund, December 31, 2018
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 12/31/2017 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2018 ($)
Asset-Backed Securities — Non-Agency	21,477,496	(38,390)	7,343	(8,316)	23,987,230	(5,277,472)	1,970,000	-	42,117,891
Commercial Mortgage-Backed Securities — Non-Agency	9,606,207	(151,593)	3,230	14,047	-	(1,414,344)	-	-	8,057,547
Corporate Bonds & Notes	2,029,458	602	49,111	(21,978)	-	(1,990,630)	-	-	66,563
Residential Mortgage-Backed Securities — Agency	2,563,130	-	-	114,900	13,239,205	-	-	-	15,917,235
Residential Mortgage-Backed Securities — Non-Agency	601,310	296,514	8,555	(244,757)	2,542,467	(4,037,252)	1,675,538	-	842,375
Total	36,277,601	107,133	68,239	(146,104)	39,768,902	(12,719,698)	3,645,538	-	67,001,611
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2018 was $(128,161), which is comprised of Asset-Backed Securities - Non-Agency of $(8,594), Commercial Mortgage-Backed Securities - Non-Agency of $2,538, Corporate Bonds & Notes of $100, Residential Mortgage-Backed Securities - Agency of $114,900 and Residential Mortgage-Backed Securities - Non-Agency of $(237,105).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate, residential, commercial and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
236	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.1%
Issuer	Shares	Value ($)
Communication Services 3.0%
Diversified Telecommunication Services 0.6%
Cogent Communications Holdings, Inc.	84,967	3,841,358
Entertainment 0.7%
IMAX Corp.(a)	205,325	3,862,163
Interactive Media & Services 1.3%
Eventbrite, Inc., Class A(a)	19,638	546,133
TrueCar, Inc.(a)	418,217	3,789,046
Yelp, Inc.(a)	98,714	3,454,003
Total		7,789,182
Media 0.4%
Nexstar Media Group, Inc., Class A	27,230	2,141,367
Total Communication Services		17,634,070
Consumer Discretionary 11.4%
Auto Components 0.9%
Cooper-Standard Holding, Inc.(a)	13,240	822,469
Gentherm, Inc.(a)	102,514	4,098,510
Total		4,920,979
Diversified Consumer Services 1.0%
Chegg, Inc.(a)	132,440	3,763,945
Grand Canyon Education, Inc.(a)	21,580	2,074,701
Total		5,838,646
Hotels, Restaurants & Leisure 2.8%
Bloomin’ Brands, Inc.	207,214	3,707,058
Boyd Gaming Corp.	167,499	3,480,629
Chuy’s Holdings, Inc.(a)	122,655	2,175,900
Planet Fitness, Inc., Class A(a)	73,321	3,931,472
Playa Hotels & Resorts NV(a)	122,110	877,971
Wingstop, Inc.	37,180	2,386,584
Total		16,559,614
Household Durables 0.4%
Cavco Industries, Inc.(a)	18,222	2,375,784
Internet & Direct Marketing Retail 0.6%
Duluth Holdings, Inc., Class B(a)	128,742	3,248,161
Farfetch Ltd., Class A(a)	25,505	451,693
Total		3,699,854
Common Stocks (continued)
Issuer	Shares	Value ($)
Leisure Products 0.8%
Callaway Golf Co.	201,179	3,078,039
MasterCraft Boat Holdings, Inc.(a)	48,964	915,627
YETI Holdings, Inc.(a)	59,600	884,464
Total		4,878,130
Multiline Retail 0.5%
Ollie’s Bargain Outlet Holdings, Inc.(a)	42,980	2,858,600
Specialty Retail 3.2%
At Home Group, Inc.(a)	69,200	1,291,272
Boot Barn Holdings, Inc.(a)	203,754	3,469,931
Five Below, Inc.(a)	68,698	7,029,179
Lithia Motors, Inc., Class A	30,130	2,299,823
National Vision Holdings, Inc.(a)	32,300	909,891
Sleep Number Corp.(a)	126,855	4,025,109
Total		19,025,205
Textiles, Apparel & Luxury Goods 1.2%
G-III Apparel Group Ltd.(a)	111,274	3,103,432
Oxford Industries, Inc.	52,238	3,710,987
Total		6,814,419
Total Consumer Discretionary		66,971,231
Consumer Staples 2.4%
Food & Staples Retailing 1.7%
BJ’s Wholesale Club Holdings, Inc.(a)	178,679	3,959,527
Performance Food Group Co.(a)	145,145	4,683,829
The Chefs’ Warehouse(a)	44,300	1,416,714
Total		10,060,070
Food Products 0.1%
Freshpet, Inc.(a)	29,000	932,640
Household Products 0.6%
Central Garden & Pet Co., Class A(a)	108,834	3,401,062
Total Consumer Staples		14,393,772
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	237

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 2.1%
Energy Equipment & Services 1.4%
Cactus, Inc., Class A(a)	31,500	863,415
Keane Group, Inc.(a)	260,513	2,130,997
ProPetro Holding Corp.(a)	196,935	2,426,239
SEACOR Holdings, Inc.(a)	79,606	2,945,422
Total		8,366,073
Oil, Gas & Consumable Fuels 0.7%
Matador Resources Co.(a)	198,000	3,074,940
PDC Energy, Inc.(a)	21,140	629,126
Total		3,704,066
Total Energy		12,070,139
Financials 5.6%
Banks 2.2%
Bank of NT Butterfield & Son Ltd. (The)	89,342	2,800,872
Great Western Bancorp, Inc.	102,478	3,202,438
LegacyTexas Financial Group, Inc.	104,282	3,346,409
Trustmark Corp.	128,798	3,661,727
Total		13,011,446
Capital Markets 0.9%
Houlihan Lokey, Inc.	86,107	3,168,738
Stifel Financial Corp.	59,970	2,483,957
Total		5,652,695
Insurance 2.2%
Employers Holdings, Inc.	77,511	3,253,136
Kinsale Capital Group, Inc.	83,021	4,612,647
Primerica, Inc.	33,682	3,291,068
Trupanion, Inc.(a)	62,500	1,591,250
Total		12,748,101
Thrifts & Mortgage Finance 0.3%
LendingTree, Inc.(a)	8,067	1,771,271
Total Financials		33,183,513
Health Care 26.6%
Biotechnology 8.4%
Audentes Therapeutics, Inc.(a)	19,400	413,608
CareDx, Inc.(a)	55,579	1,397,256
ChemoCentryx, Inc.(a)	264,496	2,885,651
Emergent Biosolutions, Inc.(a)	64,316	3,812,652
Common Stocks (continued)
Issuer	Shares	Value ($)
Genomic Health, Inc.(a)	57,204	3,684,510
Heron Therapeutics, Inc.(a)	170,430	4,420,954
Ligand Pharmaceuticals, Inc.(a)	59,088	8,018,242
Loxo Oncology, Inc.(a)	26,761	3,748,413
PTC Therapeutics, Inc.(a)	98,378	3,376,333
REGENXBIO, Inc.(a)	60,367	2,532,396
Repligen Corp.(a)	87,920	4,636,901
Retrophin, Inc.(a)	145,089	3,283,364
Vanda Pharmaceuticals, Inc.(a)	263,966	6,897,432
Total		49,107,712
Health Care Equipment & Supplies 9.2%
AtriCure, Inc.(a)	126,300	3,864,780
AxoGen, Inc.(a)	112,294	2,294,166
Cardiovascular Systems, Inc.(a)	120,764	3,440,566
CONMED Corp.	63,584	4,082,093
Glaukos Corp.(a)	98,800	5,549,596
Inogen, Inc.(a)	35,032	4,349,923
Integer Holdings Corp.(a)	61,016	4,653,080
iRhythm Technologies, Inc.(a)	43,821	3,044,683
Lantheus Holdings, Inc.(a)	220,203	3,446,177
Masimo Corp.(a)	39,464	4,237,250
Merit Medical Systems, Inc.(a)	63,930	3,567,933
Neogen Corp.(a)	15,930	908,010
Neuronetics, Inc.(a)	48,139	931,490
Nevro Corp.(a)	8,476	329,632
NxStage Medical, Inc.(a)	19,877	568,880
OraSure Technologies, Inc.(a)	201,316	2,351,371
Quidel Corp.(a)	61,721	3,013,219
SI-BONE, Inc.(a)	61,900	1,293,091
Tactile Systems Technology, Inc.(a)	23,767	1,082,587
Vapotherm, Inc.(a)	54,600	1,089,270
Total		54,097,797
Health Care Providers & Services 1.9%
Amedisys, Inc.(a)	68,869	8,065,249
HealthEquity, Inc.(a)	55,087	3,285,939
Total		11,351,188

The accompanying Notes to Financial Statements are an integral part of this statement.
238	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology 3.5%
Evolent Health, Inc., Class A(a)	200,737	4,004,703
Tabula Rasa HealthCare, Inc.(a)	29,200	1,861,792
Teladoc Health, Inc.(a)	137,567	6,819,196
Vocera Communications, Inc.(a)	192,321	7,567,832
Total		20,253,523
Life Sciences Tools & Services 1.3%
Codexis, Inc.(a)	217,743	3,636,308
Medpace Holdings, Inc.(a)	80,582	4,265,205
Total		7,901,513
Pharmaceuticals 2.3%
Assertio Therapeutics, Inc.(a)	426,774	1,540,654
Intersect ENT, Inc.(a)	149,675	4,217,841
Pacira Pharmaceuticals, Inc.(a)	89,648	3,856,657
Supernus Pharmaceuticals, Inc.(a)	114,876	3,816,181
Total		13,431,333
Total Health Care		156,143,066
Industrials 17.3%
Aerospace & Defense 0.7%
AAR Corp.	21,300	795,342
Mercury Systems, Inc.(a)	69,719	3,297,012
Total		4,092,354
Air Freight & Logistics 1.1%
Echo Global Logistics, Inc.(a)	149,900	3,047,467
HUB Group, Inc., Class A(a)	90,008	3,336,597
Total		6,384,064
Airlines 0.5%
Skywest, Inc.	62,340	2,772,260
Building Products 0.9%
Builders FirstSource, Inc.(a)	241,940	2,639,566
PGT, Inc.(a)	188,398	2,986,108
Total		5,625,674
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 2.1%
Advanced Disposal Services, Inc.(a)	91,280	2,185,243
Cimpress NV(a)	30,607	3,165,376
Covanta Holding Corp.	265,171	3,558,595
Herman Miller, Inc.	113,354	3,428,958
Total		12,338,172
Construction & Engineering 1.7%
Comfort Systems U.S.A., Inc.	108,947	4,758,805
Dycom Industries, Inc.(a)	15,000	810,600
Granite Construction, Inc.	30,450	1,226,526
MasTec, Inc.(a)	83,040	3,368,102
Total		10,164,033
Electrical Equipment 0.7%
Atkore International Group, Inc.(a)	182,977	3,630,264
Bloom Energy Corp., Class A(a)	37,400	373,252
Total		4,003,516
Machinery 5.8%
Chart Industries, Inc.(a)	53,536	3,481,446
John Bean Technologies Corp.	15,230	1,093,666
Milacron Holdings Corp.(a)	367,883	4,374,129
Mueller Water Products, Inc., Class A	77,000	700,700
Proto Labs, Inc.(a)	36,064	4,067,659
RBC Bearings, Inc.(a)	13,200	1,730,520
Rexnord Corp.(a)	298,341	6,846,926
Spartan Motors, Inc.	226,604	1,638,347
SPX FLOW, Inc.(a)	105,293	3,203,013
Tennant Co.	61,386	3,198,824
Watts Water Technologies, Inc., Class A	61,277	3,954,205
Total		34,289,435
Professional Services 3.4%
ASGN, Inc.(a)	105,250	5,736,125
ICF International, Inc.	61,866	4,007,679
Insperity, Inc.	50,363	4,701,890
Korn/Ferry International	139,645	5,521,563
Total		19,967,257

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	239

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 0.4%
BMC Stock Holdings, Inc.(a)	26,020	402,790
SiteOne Landscape Supply, Inc.(a)	31,250	1,727,187
Total		2,129,977
Total Industrials		101,766,742
Information Technology 23.6%
Communications Equipment 2.2%
CalAmp Corp.(a)	146,152	1,901,437
Ciena Corp.(a)	141,066	4,783,548
Lumentum Holdings, Inc.(a)	69,591	2,923,518
Quantenna Communications, Inc.(a)	244,854	3,513,655
Total		13,122,158
Electronic Equipment, Instruments & Components 1.4%
Control4 Corp.(a)	128,821	2,267,250
Littelfuse, Inc.	6,540	1,121,479
nLight, Inc.(a)	47,857	850,897
Novanta, Inc.(a)	59,770	3,765,510
Total		8,005,136
IT Services 2.8%
Carbonite, Inc.(a)	146,202	3,693,062
Endava PLC, ADR(a)	29,488	714,789
Evo Payments, Inc., Class A(a)	65,090	1,605,770
InterXion Holding NV(a)	109,260	5,917,522
Virtusa Corp.(a)	88,237	3,758,014
Wix.com Ltd.(a)	9,220	832,935
Total		16,522,092
Semiconductors & Semiconductor Equipment 4.5%
Diodes, Inc.(a)	73,030	2,355,948
Entegris, Inc.	140,609	3,922,288
Formfactor, Inc.(a)	255,911	3,605,786
Monolithic Power Systems, Inc.	11,810	1,372,913
Nanometrics, Inc.(a)	127,613	3,487,663
Photronics, Inc.(a)	347,156	3,360,470
Rudolph Technologies, Inc.(a)	138,789	2,841,011
Semtech Corp.(a)	40,470	1,856,359
Silicon Laboratories, Inc.(a)	46,884	3,694,928
Total		26,497,366
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 12.7%
Alarm.com Holdings, Inc.(a)	6,970	361,534
Altair Engineering, Inc., Class A(a)	69,738	1,923,374
Anaplan, Inc.(a)	48,805	1,295,285
Blackline, Inc.(a)	45,939	1,881,202
Bottomline Technologies de, Inc.(a)	126,003	6,048,144
Cision Ltd.(a)	155,080	1,814,436
CommVault Systems, Inc.(a)	68,880	4,070,119
Cornerstone OnDemand, Inc.(a)	81,935	4,131,982
Envestnet, Inc.(a)	85,243	4,193,103
Five9, Inc.(a)	113,910	4,980,145
Globant SA(a)	13,700	771,584
HubSpot, Inc.(a)	26,544	3,337,377
Instructure, Inc.(a)	37,380	1,402,124
j2 Global, Inc.	50,785	3,523,463
Monotype Imaging Holdings, Inc.	163,656	2,539,941
Proofpoint, Inc.(a)	19,300	1,617,533
Q2 Holdings, Inc.(a)	104,048	5,155,578
Rapid7, Inc.(a)	216,559	6,747,979
RealPage, Inc.(a)	38,430	1,851,942
SailPoint Technologies Holding, Inc.(a)	80,258	1,885,261
SendGrid, Inc.(a)	38,059	1,643,007
SPS Commerce, Inc.(a)	83,587	6,885,897
Talend SA ADR(a)	62,385	2,313,236
Tenable Holdings, Inc.(a)	21,020	466,434
Varonis Systems, Inc.(a)	65,019	3,439,505
Total		74,280,185
Total Information Technology		138,426,937
Materials 3.4%
Chemicals 1.7%
Innospec, Inc.	54,547	3,368,823
Kraton Performance Polymers, Inc.(a)	108,947	2,379,403
PQ Group Holdings, Inc.(a)	108,890	1,612,661
Trinseo SA	57,099	2,613,992
Total		9,974,879
Metals & Mining 0.6%
Commercial Metals Co.	207,813	3,329,164

The accompanying Notes to Financial Statements are an integral part of this statement.
240	Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 1.1%
Boise Cascade Co.	117,800	2,809,530
Louisiana-Pacific Corp.	168,178	3,736,915
Total		6,546,445
Total Materials		19,850,488
Real Estate 2.7%
Equity Real Estate Investment Trusts (REITS) 2.0%
American Assets Trust, Inc.	115,060	4,621,960
EastGroup Properties, Inc.	43,771	4,015,114
Tanger Factory Outlet Centers, Inc.	163,140	3,298,691
Total		11,935,765
Real Estate Management & Development 0.7%
Kennedy-Wilson Holdings, Inc.	216,059	3,925,792
Total Real Estate		15,861,557
Total Common Stocks (Cost $592,943,959)		576,301,515

Exchange-Traded Funds 0.0%
	Shares	Value ($)
iShares Russell 2000 Growth ETF	600	100,800
Total Exchange-Traded Funds (Cost $118,482)		100,800

Money Market Funds 1.7%

Columbia Short-Term Cash Fund, 2.459%(b),(c)	10,216,185	10,215,164
Total Money Market Funds (Cost $10,215,164)		10,215,164
Total Investments in Securities (Cost: $603,277,605)		586,617,479
Other Assets & Liabilities, Net		1,146,079
Net Assets		587,763,558

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	12,986,735	281,598,605	(284,369,155)	10,216,185	(2,127)	(295)	284,039	10,215,164
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	241

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Growth Fund, December 31, 2018
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	17,634,070	—	—	—	17,634,070
Consumer Discretionary	66,971,231	—	—	—	66,971,231
Consumer Staples	14,393,772	—	—	—	14,393,772
Energy	12,070,139	—	—	—	12,070,139
Financials	33,183,513	—	—	—	33,183,513
Health Care	156,143,066	—	—	—	156,143,066
Industrials	101,766,742	—	—	—	101,766,742
Information Technology	138,426,937	—	—	—	138,426,937
Materials	19,850,488	—	—	—	19,850,488
Real Estate	15,861,557	—	—	—	15,861,557
Total Common Stocks	576,301,515	—	—	—	576,301,515
Exchange-Traded Funds	100,800	—	—	—	100,800
Money Market Funds	—	—	—	10,215,164	10,215,164
Total Investments in Securities	576,402,315	—	—	10,215,164	586,617,479
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
242	Variable Portfolio Funds | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
	Columbia Variable Portfolio – U.S. Equities Fund	CTIVP® – American Century Diversified Bond Fund	CTIVP® – AQR International Core Equity Fund	CTIVP® – CenterSquare Real Estate Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $899,795,679, $2,097,675,262, $2,915,040,872, $442,390,480, respectively)	$820,876,859	$2,051,748,243	$2,684,796,780	$421,320,835
Affiliated issuers (cost $20,060,539, $80,446,473, $68,805,127, $2,630,133, respectively)	20,060,539	80,446,473	68,805,127	2,630,133
Cash	—	2,813	13,680	—
Foreign currency (cost $—, $1,989,915, $5,116,532, $—, respectively)	—	1,914,591	5,129,036	—
Margin deposits on:
Futures contracts	113,600	—	3,049,200	—
Unrealized appreciation on forward foreign currency exchange contracts	—	376,065	—	—
Receivable for:
Investments sold	5,777,085	365,793	—	427,366
Capital shares sold	2,010	33,847	178	—
Dividends	1,036,196	127,525	2,729,638	2,944,173
Interest	—	15,366,775	—	—
Foreign tax reclaims	806	47,437	11,391,897	8,258
Variation margin for futures contracts	74,972	479,195	24,640	—
Variation margin for swap contracts	—	53,135	—	—
Prepaid expenses	3,658	8,669	6,377	2,382
Total assets	847,945,725	2,150,970,561	2,775,946,553	427,333,147
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	—	1,631,891	—	—
Payable for:
Investments purchased	1,552,866	10,816,703	8,061	423,722
Investments purchased on a delayed delivery basis	—	128,495,500	—	—
Capital shares purchased	488,664	3,517,739	426,709	22,602
Management services fees	634,548	882,283	1,603,654	284,268
Distribution and/or service fees	3,088	2,789	1,491	5,392
Service fees	720	319	402	1,286
Compensation of board members	53,803	144,632	85,090	37,411
Compensation of chief compliance officer	229	804	545	94
Other expenses	48,745	68,330	113,618	40,390
Total liabilities	2,782,663	145,560,990	2,239,570	815,165
Net assets applicable to outstanding capital stock	$845,163,062	$2,005,409,571	$2,773,706,983	$426,517,982
Represented by
Paid in capital	—	2,000,220,239	2,965,835,063	447,409,311
Total distributable earnings (loss) (Note 2)	—	5,189,332	(192,128,080)	(20,891,329)
Trust capital	$845,163,062	$—	$—	$—
Total - representing net assets applicable to outstanding capital stock	$845,163,062	$2,005,409,571	$2,773,706,983	$426,517,982
Class 1
Net assets	$831,256,218	$1,992,309,073	$2,766,782,076	$402,353,800
Shares outstanding	42,003,052	186,995,709	285,221,494	50,694,054
Net asset value per share	$19.79	$10.65	$9.70	$7.94
Class 2
Net assets	$13,906,844	$13,100,498	$6,924,907	$24,164,182
Shares outstanding	718,118	1,234,406	718,433	3,061,677
Net asset value per share	$19.37	$10.61	$9.64	$7.89
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	243

Statement of Assets and Liabilities  (continued)
December 31, 2018
	CTIVP® – DFA International Value Fund	CTIVP® – Los Angeles Capital Large Cap Growth Fund	CTIVP® – MFS® Value Fund	CTIVP® – Morgan Stanley Advantage Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $928,358,705, $1,497,530,230, $1,340,046,936, $1,704,622,511, respectively)	$831,968,770	$1,564,472,918	$1,616,274,392	$1,859,746,161
Affiliated issuers (cost $3,103,991, $16,949,559, $17,816,087, $48,916,611, respectively)	3,103,991	16,949,559	17,816,087	48,916,611
Foreign currency (cost $1,654,515, $—, $—, $376,758, respectively)	1,652,109	—	—	379,278
Receivable for:
Investments sold	108,358	—	55,347	—
Capital shares sold	—	37,515	31,799	80,334
Dividends	1,690,588	1,085,816	3,280,511	659,775
Foreign tax reclaims	6,631,178	—	97,778	4,363
Prepaid expenses	4,664	4,861	5,384	5,508
Total assets	845,159,658	1,582,550,669	1,637,561,298	1,909,792,030
Liabilities
Due to custodian	18,700	—	—	—
Payable for:
Investments purchased	1,404,179	—	—	565
Capital shares purchased	1,465,469	949,801	3,161,311	1,504,349
Management services fees	839,121	941,191	990,891	1,102,462
Distribution and/or service fees	4,194	2,473	9,884	2,849
Service fees	804	582	2,208	654
Compensation of board members	81,691	79,561	98,595	81,254
Compensation of chief compliance officer	358	368	443	430
Other expenses	89,695	46,724	50,856	49,325
Total liabilities	3,904,211	2,020,700	4,314,188	2,741,888
Net assets applicable to outstanding capital stock	$841,255,447	$1,580,529,969	$1,633,247,110	$1,907,050,142
Represented by
Paid in capital	904,774,736	—	—	—
Total distributable earnings (loss) (Note 2)	(63,519,289)	—	—	—
Trust capital	$—	$1,580,529,969	$1,633,247,110	$1,907,050,142
Total - representing net assets applicable to outstanding capital stock	$841,255,447	$1,580,529,969	$1,633,247,110	$1,907,050,142
Class 1
Net assets	$821,718,274	$1,569,200,000	$1,588,213,665	$1,893,795,986
Shares outstanding	89,593,873	59,706,011	70,708,890	67,710,811
Net asset value per share	$9.17	$26.28	$22.46	$27.97
Class 2
Net assets	$19,537,173	$11,329,969	$45,033,445	$13,254,156
Shares outstanding	2,135,695	440,749	2,047,630	484,232
Net asset value per share	$9.15	$25.71	$21.99	$27.37
The accompanying Notes to Financial Statements are an integral part of this statement.
244	Variable Portfolio Funds | Annual Report 2018

Statement of Assets and Liabilities  (continued)
December 31, 2018
	CTIVP® – Oppenheimer International Growth Fund	CTIVP® – T. Rowe Price Large Cap Value Fund	CTIVP® – TCW Core Plus Bond Fund	CTIVP® – Wells Fargo Short Duration Government Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $817,718,953, $1,934,829,618, $2,720,659,518, $2,037,606,911, respectively)	$796,468,394	$1,918,549,733	$2,697,126,751	$2,039,308,907
Affiliated issuers (cost $23,134,594, $46,622,560, $54,655,328, $98,742,147, respectively)	23,134,594	46,622,560	54,655,328	98,742,147
Cash	—	—	93,720	—
Foreign currency (cost $26, $—, $—, $—, respectively)	26	—	—	—
Margin deposits on:
Futures contracts	—	—	—	1,630,000
Receivable for:
Investments sold	403,032	—	9,399,600	204,003,246
Investments sold on a delayed delivery basis	—	—	—	667,138,932
Capital shares sold	306	175,860	40,801	39,731
Dividends	441,988	4,912,272	126,950	587,204
Interest	—	—	15,120,944	7,365,964
Foreign tax reclaims	5,505,145	255,973	35,893	—
Variation margin for futures contracts	—	—	960,795	207,842
Prepaid expenses	4,649	6,006	6,951	3,327
Total assets	825,958,134	1,970,522,404	2,777,567,733	3,019,027,300
Liabilities
Due to custodian	—	—	—	2
Unrealized depreciation on forward foreign currency exchange contracts	—	—	767,702	—
Payable for:
Investments purchased	—	6,003,103	9,873,241	274,478,250
Investments purchased on a delayed delivery basis	—	—	38,640,336	772,479,466
Capital shares purchased	1,611,842	3,174,645	4,145,921	1,145,258
Variation margin for futures contracts	—	—	—	406,875
Management services fees	835,683	1,167,818	1,111,103	674,196
Distribution and/or service fees	6,357	4,366	1,667	5,189
Service fees	1,238	924	364	2,289
Compensation of board members	96,521	97,697	98,079	89,811
Compensation of chief compliance officer	345	507	608	202
Other expenses	98,720	48,554	58,497	48,099
Total liabilities	2,650,706	10,497,614	54,697,518	1,049,329,637
Net assets applicable to outstanding capital stock	$823,307,428	$1,960,024,790	$2,722,870,215	$1,969,697,663
Represented by
Paid in capital	816,850,855	—	2,711,238,560	1,963,545,137
Total distributable earnings (loss) (Note 2)	6,456,573	—	11,631,655	6,152,526
Trust capital	$—	$1,960,024,790	$—	$—
Total - representing net assets applicable to outstanding capital stock	$823,307,428	$1,960,024,790	$2,722,870,215	$1,969,697,663
Class 1
Net assets	$793,613,910	$1,939,940,528	$2,714,909,299	$1,944,337,106
Shares outstanding	83,876,296	93,769,678	261,437,477	193,877,902
Net asset value per share	$9.46	$20.69	$10.38	$10.03
Class 2
Net assets	$29,693,518	$20,084,262	$7,960,916	$25,360,557
Shares outstanding	3,153,321	991,984	769,470	2,539,476
Net asset value per share	$9.42	$20.25	$10.35	$9.99
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	245

Statement of Assets and Liabilities  (continued)
December 31, 2018
	CTIVP® – Westfield Mid Cap Growth Fund	Variable Portfolio – Columbia Wanger International Equities Fund	Variable Portfolio – Partners Core Bond Fund	Variable Portfolio – Partners Small Cap Growth Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $499,105,215, $112,612,183, $3,552,426,588, $593,062,441, respectively)	$507,094,010	$100,947,873	$3,550,379,885	$576,402,315
Affiliated issuers (cost $4,575,383, $4,079,381, $132,318,184, $10,215,164, respectively)	4,575,383	4,079,381	132,318,184	10,215,164
Cash	—	—	32,269	—
Foreign currency (cost $—, $47,810, $—, $—, respectively)	—	47,922	—	—
Receivable for:
Investments sold	—	335,410	22,963,317	2,045,391
Investments sold on a delayed delivery basis	—	—	196,053,477	—
Capital shares sold	12,499	—	99,011	1,954
Dividends	256,832	138,863	334,993	246,708
Interest	—	—	17,882,447	—
Interfund lending	—	—	18,700,000	—
Foreign tax reclaims	—	223,147	77,580	—
Expense reimbursement due from Investment Manager	18,547	24,403	—	12,220
Prepaid expenses	2,666	1,773	7,530	2,944
Total assets	511,959,937	105,798,772	3,938,848,693	588,926,696
Liabilities
Due to custodian	—	—	—	879
Payable for:
Investments purchased	1,347,467	142,993	18,098,005	—
Investments purchased on a delayed delivery basis	—	—	369,361,526	—
Capital shares purchased	92,424	32,146	5,169,549	623,702
Management services fees	358,504	88,043	1,409,339	444,649
Distribution and/or service fees	3,986	8,015	1,993	1,816
Service fees	953	1,872	564	395
Compensation of board members	52,367	40,893	132,393	44,825
Compensation of chief compliance officer	123	27	674	152
Audit fees	33,775	33,225	51,550	33,775
Custodian fees	3,486	29,615	23,051	8,496
Other expenses	4,941	5,220	7,167	4,449
Total liabilities	1,898,026	382,049	394,255,811	1,163,138
Net assets applicable to outstanding capital stock	$510,061,911	$105,416,723	$3,544,592,882	$587,763,558
Represented by
Paid in capital	—	109,958,889	3,520,745,858	—
Total distributable earnings (loss) (Note 2)	—	(4,542,166)	23,847,024	—
Trust capital	$510,061,911	$—	$—	$587,763,558
Total - representing net assets applicable to outstanding capital stock	$510,061,911	$105,416,723	$3,544,592,882	$587,763,558
Class 1
Net assets	$491,881,370	$68,136,885	$3,535,289,966	$579,389,036
Shares outstanding	21,726,871	15,298,740	336,019,110	27,676,245
Net asset value per share	$22.64	$4.45	$10.52	$20.93
Class 2
Net assets	$18,180,541	$37,279,838	$9,302,916	$8,374,522
Shares outstanding	821,560	8,400,569	888,246	408,867
Net asset value per share	$22.13	$4.44	$10.47	$20.48
The accompanying Notes to Financial Statements are an integral part of this statement.
246	Variable Portfolio Funds | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
	Columbia Variable Portfolio – U.S. Equities Fund	CTIVP® – American Century Diversified Bond Fund	CTIVP® – AQR International Core Equity Fund	CTIVP® – CenterSquare Real Estate Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$13,522,562	$—	$84,172,107	$12,324,393
Dividends — affiliated issuers	357,791	1,319,001	1,442,533	58,404
Interest	3,885	139,442,278	36,462	—
Interfund lending	—	—	1,592	—
Foreign taxes withheld	(46,880)	(67,218)	(7,948,107)	(259)
Total income	13,837,358	140,694,061	77,704,587	12,382,538
Expenses:
Management services fees	8,855,957	17,078,890	20,565,530	3,316,890
Distribution and/or service fees
Class 2	43,031	31,224	20,808	63,976
Service fees	10,318	7,167	5,050	15,331
Compensation of board members	25,531	63,023	45,795	16,935
Custodian fees	31,298	72,549	311,795	8,996
Printing and postage fees	10,771	7,149	8,242	13,515
Audit fees	35,275	37,550	36,633	33,225
Legal fees	16,293	39,971	29,312	10,822
Interest on collateral	—	9,235	—	—
Compensation of chief compliance officer	218	765	524	90
Other	26,742	60,315	43,880	11,099
Total expenses	9,055,434	17,407,838	21,067,569	3,490,879
Net investment income	4,781,924	123,286,223	56,637,018	8,891,659
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	82,528,768	(110,655,601)	55,067,988	(7,116,211)
Investments — affiliated issuers	(635)	5,646	3,422	349
Foreign currency translations	—	(2,294,170)	510,583	(7)
Forward foreign currency exchange contracts	—	30,596,720	—	—
Futures contracts	(1,044,464)	12,184,214	(13,262,905)	—
Swap contracts	—	2,930,226	—	—
Net realized gain (loss)	81,483,669	(67,232,965)	42,319,088	(7,115,869)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(222,332,057)	(117,382,156)	(527,291,473)	(27,323,279)
Investments — affiliated issuers	(392)	(6,351)	(1,351)	(211)
Foreign currency translations	—	(152,562)	(377,723)	(202)
Forward foreign currency exchange contracts	—	2,853,701	—	—
Futures contracts	(69,751)	2,571,815	(2,125,070)	—
Swap contracts	—	(1,782,772)	—	—
Net change in unrealized appreciation (depreciation)	(222,402,200)	(113,898,325)	(529,795,617)	(27,323,692)
Net realized and unrealized loss	(140,918,531)	(181,131,290)	(487,476,529)	(34,439,561)
Net decrease in net assets resulting from operations	$(136,136,607)	$(57,845,067)	$(430,839,511)	$(25,547,902)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	247

Statement of Operations  (continued)
Year Ended December 31, 2018
	CTIVP® – DFA International Value Fund	CTIVP® – Los Angeles Capital Large Cap Growth Fund	CTIVP® – MFS® Value Fund	CTIVP® – Morgan Stanley Advantage Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$62,717,064	$17,767,484	$54,960,495	$14,758,805
Dividends — affiliated issuers	101,421	333,335	285,362	1,032,714
Interest	488	—	—	—
Interfund lending	—	—	—	1,579
Foreign taxes withheld	(5,512,961)	—	(572,584)	(850,113)
Total income	57,306,012	18,100,819	54,673,273	14,942,985
Expenses:
Management services fees	13,175,262	11,755,200	13,720,441	13,425,182
Distribution and/or service fees
Class 2	53,920	28,971	124,872	30,407
Service fees	12,819	6,996	29,996	7,280
Compensation of board members	34,054	34,516	39,720	38,289
Custodian fees	200,821	20,116	25,368	28,894
Printing and postage fees	10,631	6,622	21,200	6,684
Audit fees	37,933	33,775	33,775	33,775
Legal fees	21,605	22,145	25,067	24,715
Interest on interfund lending	—	—	466	—
Compensation of chief compliance officer	340	367	426	426
Other	55,070	28,158	35,551	32,416
Total expenses	13,602,455	11,936,866	14,056,882	13,628,068
Net investment income	43,703,557	6,163,953	40,616,391	1,314,917
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	25,257,093	108,017,236	183,853,737	181,507,694
Investments — affiliated issuers	(1,532)	(2,093)	(5,381)	8,220
Foreign currency translations	584,715	—	(29,872)	(88,803)
Net realized gain	25,840,276	108,015,143	183,818,484	181,427,111
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(355,770,165)	(131,627,638)	(410,215,875)	(134,599,035)
Investments — affiliated issuers	—	(1,070)	—	(3,984)
Foreign currency translations	(261,371)	—	—	(478)
Net change in unrealized appreciation (depreciation)	(356,031,536)	(131,628,708)	(410,215,875)	(134,603,497)
Net realized and unrealized gain (loss)	(330,191,260)	(23,613,565)	(226,397,391)	46,823,614
Net increase (decrease) in net assets resulting from operations	$(286,487,703)	$(17,449,612)	$(185,781,000)	$48,138,531
The accompanying Notes to Financial Statements are an integral part of this statement.
248	Variable Portfolio Funds | Annual Report 2018

Statement of Operations  (continued)
Year Ended December 31, 2018
	CTIVP® – Oppenheimer International Growth Fund	CTIVP® – T. Rowe Price Large Cap Value Fund	CTIVP® – TCW Core Plus Bond Fund	CTIVP® – Wells Fargo Short Duration Government Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$30,551,464	$60,587,216	$—	$—
Dividends — affiliated issuers	848,787	875,351	2,138,005	1,350,706
Interest	37	—	86,036,843	23,759,862
Interfund lending	2,021	654	—	—
Foreign taxes withheld	(2,892,801)	(1,138,831)	(10,505)	—
Total income	28,509,508	60,324,390	88,164,343	25,110,568
Expenses:
Management services fees	13,859,903	15,460,008	13,647,839	4,440,155
Distribution and/or service fees
Class 2	85,113	48,870	18,515	54,029
Service fees	20,315	11,688	4,426	14,102
Compensation of board members	33,456	43,692	50,098	24,434
Custodian fees	207,376	24,208	39,850	17,266
Printing and postage fees	15,533	9,586	5,130	10,695
Audit fees	51,958	35,661	41,816	37,550
Legal fees	21,004	27,761	31,931	15,254
Compensation of chief compliance officer	321	491	579	191
Other	34,755	63,735	48,453	19,221
Total expenses	14,329,734	15,725,700	13,888,637	4,632,897
Net investment income	14,179,774	44,598,690	74,275,706	20,477,671
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	25,445,735	170,676,972	(33,833,730)	(11,971,229)
Investments — affiliated issuers	(2,073)	(4,721)	(28,275)	(2,930)
Foreign currency translations	(116,120)	11,115	8,700	—
Forward foreign currency exchange contracts	—	—	(639,273)	—
Futures contracts	—	—	(8,385,127)	645,115
Net realized gain (loss)	25,327,542	170,683,366	(42,877,705)	(11,329,044)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(340,676,823)	(414,910,262)	(39,240,283)	6,980,466
Investments — affiliated issuers	—	(413)	(6,166)	(2,095)
Foreign currency translations	(192,754)	(4,825)	—	—
Forward foreign currency exchange contracts	—	—	(1,109,013)	—
Futures contracts	—	—	8,799,055	(835,875)
Foreign capital gains tax	167,313	—	—	—
Net change in unrealized appreciation (depreciation)	(340,702,264)	(414,915,500)	(31,556,407)	6,142,496
Net realized and unrealized loss	(315,374,722)	(244,232,134)	(74,434,112)	(5,186,548)
Net increase (decrease) in net assets resulting from operations	$(301,194,948)	$(199,633,444)	$(158,406)	$15,291,123
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	249

Statement of Operations  (continued)
Year Ended December 31, 2018
	CTIVP® – Westfield Mid Cap Growth Fund	Variable Portfolio – Columbia Wanger International Equities Fund	Variable Portfolio – Partners Core Bond Fund	Variable Portfolio – Partners Small Cap Growth Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$4,893,846	$2,747,554	$—	$2,564,199
Dividends — affiliated issuers	225,180	72,608	1,308,592	284,039
Interest	—	—	102,191,677	—
Interfund lending	315	—	515	—
Foreign taxes withheld	(7,104)	(232,725)	—	—
Total income	5,112,237	2,587,437	103,500,784	2,848,238
Expenses:
Management services fees	4,633,435	1,227,339	15,258,927	6,013,848
Distribution and/or service fees
Class 2	51,687	104,570	24,999	21,848
Service fees	12,401	25,150	6,087	5,223
Compensation of board members	18,880	12,756	55,120	20,565
Custodian fees	10,903	113,294	85,962	25,134
Printing and postage fees	13,600	23,529	9,007	6,062
Audit fees	33,775	73,583	51,550	33,775
Legal fees	12,015	8,065	34,635	13,180
Compensation of chief compliance officer	121	26	642	147
Other	87,385	7,667	51,769	16,993
Total expenses	4,874,202	1,595,979	15,578,698	6,156,775
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(18,547)	(133,824)	—	(58,245)
Total net expenses	4,855,655	1,462,155	15,578,698	6,098,530
Net investment income (loss)	256,582	1,125,282	87,922,086	(3,250,292)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	26,671,471	8,586,936	(44,623,302)	99,514,151
Investments — affiliated issuers	(1,936)	(130)	(6,773)	(2,127)
Foreign currency translations	—	(69,717)	—	—
Net realized gain (loss)	26,669,535	8,517,089	(44,630,075)	99,512,024
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(44,042,585)	(31,913,635)	(41,955,888)	(120,953,136)
Investments — affiliated issuers	(961)	(155)	(2,136)	(295)
Foreign currency translations	—	(8,365)	—	—
Foreign capital gains tax	—	19,131	—	—
Net change in unrealized appreciation (depreciation)	(44,043,546)	(31,903,024)	(41,958,024)	(120,953,431)
Net realized and unrealized loss	(17,374,011)	(23,385,935)	(86,588,099)	(21,441,407)
Net increase (decrease) in net assets resulting from operations	$(17,117,429)	$(22,260,653)	$1,333,987	$(24,691,699)
The accompanying Notes to Financial Statements are an integral part of this statement.
250	Variable Portfolio Funds | Annual Report 2018

Statement of Changes in Net Assets
	Columbia Variable Portfolio – U.S. Equities Fund		CTIVP® – American Century Diversified Bond Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$4,781,924	$5,606,119	$123,286,223	$109,825,924
Net realized gain (loss)	81,483,669	112,494,727	(67,232,965)	18,892,408
Net change in unrealized appreciation (depreciation)	(222,402,200)	(9,689,235)	(113,898,325)	64,005,308
Net increase (decrease) in net assets resulting from operations	(136,136,607)	108,411,611	(57,845,067)	192,723,640
Distributions to shareholders
Net investment income and net realized gains
Class 1	—	—	(129,065,016)
Class 2	—	—	(401,024)
Net investment income
Class 1	—	—		(92,882,727)
Class 2	—	—		(228,884)
Net realized gains
Class 1	—	—		(24,525,994)
Class 2	—	—		(67,637)
Total distributions to shareholders (Note 2)	—	—	(129,466,040)	(117,705,242)
Decrease in net assets from capital stock activity	(75,793,930)	(176,764,928)	(1,752,570,976)	(227,024,832)
Total decrease in net assets	(211,930,537)	(68,353,317)	(1,939,882,083)	(152,006,434)
Net assets at beginning of year	1,057,093,599	1,125,446,916	3,945,291,654	4,097,298,088
Net assets at end of year	$845,163,062	$1,057,093,599	$2,005,409,571	$3,945,291,654
Undistributed net investment income	$—	$—	$116,017,464	$108,649,209

	Columbia Variable Portfolio – U.S. Equities Fund				CTIVP® – American Century Diversified Bond Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	93,876	2,146,622	91,128	1,951,239	11,136,403	120,583,296	11,232,784	124,507,152
Distributions reinvested	—	—	—	—	12,198,962	129,065,016	10,722,257	117,408,721
Redemptions	(3,274,729)	(77,168,526)	(8,284,760)	(179,194,018)	(189,191,879)	(2,004,161,848)	(42,425,469)	(470,095,160)
Net decrease	(3,180,853)	(75,021,904)	(8,193,632)	(177,242,779)	(165,856,514)	(1,754,513,536)	(20,470,428)	(228,179,287)
Class 2
Subscriptions	57,139	1,322,264	103,749	2,178,001	378,301	4,046,469	207,837	2,291,298
Distributions reinvested	—	—	—	—	38,012	401,024	27,154	296,521
Redemptions	(90,225)	(2,094,290)	(80,169)	(1,700,150)	(235,547)	(2,504,933)	(129,950)	(1,433,364)
Net increase (decrease)	(33,086)	(772,026)	23,580	477,851	180,766	1,942,560	105,041	1,154,455
Total net decrease	(3,213,939)	(75,793,930)	(8,170,052)	(176,764,928)	(165,675,748)	(1,752,570,976)	(20,365,387)	(227,024,832)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	251

Statement of Changes in Net Assets   (continued)
	CTIVP® – AQR International Core Equity Fund		CTIVP® – CenterSquare Real Estate Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$56,637,018	$45,607,921	$8,891,659	$8,665,111
Net realized gain (loss)	42,319,088	120,746,824	(7,115,869)	2,299,272
Net change in unrealized appreciation (depreciation)	(529,795,617)	346,386,588	(27,323,692)	14,791,862
Net increase (decrease) in net assets resulting from operations	(430,839,511)	512,741,333	(25,547,902)	25,756,245
Distributions to shareholders
Net investment income and net realized gains
Class 1	(63,019,788)		(11,454,907)
Class 2	(192,053)		(642,414)
Net investment income
Class 1		(48,152,946)		(8,647,989)
Class 2		(130,503)		(492,447)
Net realized gains
Class 1		—		(12,227,404)
Class 2		—		(799,343)
Total distributions to shareholders (Note 2)	(63,211,841)	(48,283,449)	(12,097,321)	(22,167,183)
Increase (decrease) in net assets from capital stock activity	652,839,079	(173,396,263)	10,523,008	22,730,422
Total increase (decrease) in net assets	158,787,727	291,061,621	(27,122,215)	26,319,484
Net assets at beginning of year	2,614,919,256	2,323,857,635	453,640,197	427,320,713
Net assets at end of year	$2,773,706,983	$2,614,919,256	$426,517,982	$453,640,197
Undistributed net investment income	$4,613,643	$1,746,375	$9,061,904	$8,725,327

	CTIVP® – AQR International Core Equity Fund				CTIVP® – CenterSquare Real Estate Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	68,643,973	677,614,949	2,692,247	30,351,772	—	—	—	—
Distributions reinvested	5,615,382	63,019,788	4,327,790	48,152,946	1,355,610	11,454,907	2,524,232	20,875,393
Redemptions	(7,759,808)	(87,796,356)	(21,998,311)	(252,366,479)	—	—	—	—
Net increase (decrease)	66,499,547	652,838,381	(14,978,274)	(173,861,761)	1,355,610	11,454,907	2,524,232	20,875,393
Class 2
Subscriptions	106,266	1,202,268	107,056	1,188,654	261,573	2,171,537	390,420	3,332,297
Distributions reinvested	17,236	192,053	11,784	130,503	76,387	642,414	156,771	1,291,790
Redemptions	(127,366)	(1,393,623)	(78,223)	(853,659)	(459,420)	(3,745,850)	(326,210)	(2,769,058)
Net increase (decrease)	(3,864)	698	40,617	465,498	(121,460)	(931,899)	220,981	1,855,029
Total net increase (decrease)	66,495,683	652,839,079	(14,937,657)	(173,396,263)	1,234,150	10,523,008	2,745,213	22,730,422
The accompanying Notes to Financial Statements are an integral part of this statement.
252	Variable Portfolio Funds | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	CTIVP® – DFA International Value Fund		CTIVP® – Los Angeles Capital Large Cap Growth Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$43,703,557	$44,226,189	$6,163,953	$5,818,539
Net realized gain	25,840,276	27,718,317	108,015,143	263,128,411
Net change in unrealized appreciation (depreciation)	(356,031,536)	332,835,916	(131,628,708)	67,608,991
Net increase (decrease) in net assets resulting from operations	(286,487,703)	404,780,422	(17,449,612)	336,555,941
Distributions to shareholders
Net investment income and net realized gains
Class 1	(53,751,149)		—	—
Class 2	(665,320)		—	—
Net investment income
Class 1		(36,522,546)	—	—
Class 2		(315,910)	—	—
Total distributions to shareholders (Note 2)	(54,416,469)	(36,838,456)	—	—
Increase (decrease) in net assets from capital stock activity	(598,064,148)	(601,024,505)	(4,916,348)	286,369,325
Total increase (decrease) in net assets	(938,968,320)	(233,082,539)	(22,365,960)	622,925,266
Net assets at beginning of year	1,780,223,767	2,013,306,306	1,602,895,929	979,970,663
Net assets at end of year	$841,255,447	$1,780,223,767	$1,580,529,969	$1,602,895,929
Undistributed net investment income	$9,974,037	$11,626,142	$—	$—

	CTIVP® – DFA International Value Fund				CTIVP® – Los Angeles Capital Large Cap Growth Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	3,634,006	38,186,881	2,355,125	23,774,132	1,113,960	33,472,282	19,372,166	455,622,748
Distributions reinvested	5,052,917	53,751,149	3,563,076	36,522,546	—	—	—	—
Redemptions	(72,431,442)	(693,644,413)	(66,727,440)	(666,296,424)	(1,400,681)	(40,214,494)	(7,420,056)	(169,750,825)
Net increase (decrease)	(63,744,519)	(601,706,383)	(60,809,239)	(605,999,746)	(286,721)	(6,742,212)	11,952,110	285,871,923
Class 2
Subscriptions	480,516	5,250,354	641,644	6,645,559	109,837	3,110,797	108,758	2,579,602
Distributions reinvested	62,750	665,320	30,769	315,910	—	—	—	—
Redemptions	(213,337)	(2,273,439)	(190,450)	(1,986,228)	(46,576)	(1,284,933)	(86,747)	(2,082,200)
Net increase	329,929	3,642,235	481,963	4,975,241	63,261	1,825,864	22,011	497,402
Total net increase (decrease)	(63,414,590)	(598,064,148)	(60,327,276)	(601,024,505)	(223,460)	(4,916,348)	11,974,121	286,369,325
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	253

Statement of Changes in Net Assets   (continued)
	CTIVP® – MFS® Value Fund		CTIVP® – Morgan Stanley Advantage Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income (loss)	$40,616,391	$39,645,848	$1,314,917	$(416,047)
Net realized gain	183,818,484	125,808,235	181,427,111	201,598,823
Net change in unrealized appreciation (depreciation)	(410,215,875)	185,109,675	(134,603,497)	226,037,924
Net increase (decrease) in net assets resulting from operations	(185,781,000)	350,563,758	48,138,531	427,220,700
Increase (decrease) in net assets from capital stock activity	(434,366,982)	(126,385,833)	45,076,826	316,067,449
Total increase (decrease) in net assets	(620,147,982)	224,177,925	93,215,357	743,288,149
Net assets at beginning of year	2,253,395,092	2,029,217,167	1,813,834,785	1,070,546,636
Net assets at end of year	$1,633,247,110	$2,253,395,092	$1,907,050,142	$1,813,834,785

	CTIVP® – MFS® Value Fund				CTIVP® – Morgan Stanley Advantage Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	996,433	24,464,195	3,212,862	74,409,065	3,053,897	93,075,308	18,535,563	413,600,591
Redemptions	(18,593,764)	(459,620,546)	(8,925,240)	(209,720,852)	(1,736,641)	(52,193,641)	(4,022,052)	(97,775,119)
Net increase (decrease)	(17,597,331)	(435,156,351)	(5,712,378)	(135,311,787)	1,317,256	40,881,667	14,513,511	315,825,472
Class 2
Subscriptions	283,265	6,881,028	479,095	10,852,152	246,028	7,367,038	65,296	1,537,060
Redemptions	(252,418)	(6,091,659)	(86,383)	(1,926,198)	(109,375)	(3,171,879)	(53,352)	(1,295,083)
Net increase	30,847	789,369	392,712	8,925,954	136,653	4,195,159	11,944	241,977
Total net increase (decrease)	(17,566,484)	(434,366,982)	(5,319,666)	(126,385,833)	1,453,909	45,076,826	14,525,455	316,067,449
The accompanying Notes to Financial Statements are an integral part of this statement.
254	Variable Portfolio Funds | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	CTIVP® – Oppenheimer International Growth Fund		CTIVP® – T. Rowe Price Large Cap Value Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$14,179,774	$17,496,208	$44,598,690	$41,133,258
Net realized gain	25,327,542	59,925,803	170,683,366	95,297,783
Net change in unrealized appreciation (depreciation)	(340,702,264)	382,999,941	(414,915,500)	220,268,427
Net increase (decrease) in net assets resulting from operations	(301,194,948)	460,421,952	(199,633,444)	356,699,468
Distributions to shareholders
Net investment income and net realized gains
Class 1	(77,324,767)		—	—
Class 2	(1,669,481)		—	—
Net investment income
Class 1		(13,042,179)	—	—
Class 2		(139,866)	—	—
Net realized gains
Class 1		(144,053,039)	—	—
Class 2		(2,382,235)	—	—
Total distributions to shareholders (Note 2)	(78,994,248)	(159,617,319)	—	—
Decrease in net assets from capital stock activity	(512,055,355)	(877,434,668)	(338,951,627)	(36,933,249)
Total increase (decrease) in net assets	(892,244,551)	(576,630,035)	(538,585,071)	319,766,219
Net assets at beginning of year	1,715,551,979	2,292,182,014	2,498,609,861	2,178,843,642
Net assets at end of year	$823,307,428	$1,715,551,979	$1,960,024,790	$2,498,609,861
Undistributed net investment income	$4,493,551	$6,840,287	$—	$—

	CTIVP® – Oppenheimer International Growth Fund				CTIVP® – T. Rowe Price Large Cap Value Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	3,907,448	43,711,405	1,291,780	14,749,387	4,902,380	111,383,275	7,596,476	158,540,648
Distributions reinvested	6,845,339	77,324,767	13,961,077	157,095,218	—	—	—	—
Redemptions	(63,768,582)	(638,056,327)	(90,578,655)	(1,057,407,379)	(19,936,485)	(455,495,640)	(9,302,607)	(199,855,367)
Net decrease	(53,015,795)	(517,020,155)	(75,325,798)	(885,562,774)	(15,034,105)	(344,112,365)	(1,706,131)	(41,314,719)
Class 2
Subscriptions	524,654	6,095,538	748,984	8,795,834	291,263	6,520,633	268,878	5,502,425
Distributions reinvested	148,606	1,669,481	225,028	2,522,101	—	—	—	—
Redemptions	(245,776)	(2,800,219)	(271,920)	(3,189,829)	(61,237)	(1,359,895)	(53,840)	(1,120,955)
Net increase	427,484	4,964,800	702,092	8,128,106	230,026	5,160,738	215,038	4,381,470
Total net decrease	(52,588,311)	(512,055,355)	(74,623,706)	(877,434,668)	(14,804,079)	(338,951,627)	(1,491,093)	(36,933,249)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	255

Statement of Changes in Net Assets   (continued)
	CTIVP® – TCW Core Plus Bond Fund		CTIVP® – Wells Fargo Short Duration Government Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$74,275,706	$60,124,550	$20,477,671	$11,697,584
Net realized gain (loss)	(42,877,705)	6,953,588	(11,329,044)	(2,984,814)
Net change in unrealized appreciation (depreciation)	(31,556,407)	34,708,602	6,142,496	(1,295,093)
Net increase (decrease) in net assets resulting from operations	(158,406)	101,786,740	15,291,123	7,417,677
Distributions to shareholders
Net investment income and net realized gains
Class 1	(65,516,551)		(11,431,546)
Class 2	(152,735)		(208,374)
Net investment income
Class 1		(50,485,427)		(9,771,023)
Class 2		(91,594)		(150,736)
Net realized gains
Class 1		(10,598,457)		(55,790)
Class 2		(22,643)		(1,155)
Total distributions to shareholders (Note 2)	(65,669,286)	(61,198,121)	(11,639,920)	(9,978,704)
Increase (decrease) in net assets from capital stock activity	(198,295,114)	(138,826,314)	987,473,482	(97,591,745)
Total increase (decrease) in net assets	(264,122,806)	(98,237,695)	991,124,685	(100,152,772)
Net assets at beginning of year	2,986,993,021	3,085,230,716	978,572,978	1,078,725,750
Net assets at end of year	$2,722,870,215	$2,986,993,021	$1,969,697,663	$978,572,978
Undistributed net investment income	$72,886,111	$58,389,243	$20,148,223	$11,310,472

	CTIVP® – TCW Core Plus Bond Fund				CTIVP® – Wells Fargo Short Duration Government Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	11,737,585	121,708,320	12,658,437	133,975,762	108,266,713	1,079,149,798	2,307,587	23,280,660
Distributions reinvested	6,404,355	65,516,551	5,817,513	61,083,884	1,152,374	11,431,546	977,792	9,826,813
Redemptions	(37,394,682)	(386,559,343)	(31,608,644)	(334,820,695)	(10,649,931)	(106,293,927)	(12,961,894)	(130,883,522)
Net increase (decrease)	(19,252,742)	(199,334,472)	(13,132,694)	(139,761,049)	98,769,156	984,287,417	(9,676,515)	(97,776,049)
Class 2
Subscriptions	175,831	1,812,898	185,120	1,949,228	931,278	9,246,239	1,013,128	10,178,808
Distributions reinvested	14,959	152,735	10,900	114,237	21,069	208,374	15,159	151,891
Redemptions	(89,800)	(926,275)	(107,122)	(1,128,730)	(630,224)	(6,268,548)	(1,009,978)	(10,146,395)
Net increase	100,990	1,039,358	88,898	934,735	322,123	3,186,065	18,309	184,304
Total net increase (decrease)	(19,151,752)	(198,295,114)	(13,043,796)	(138,826,314)	99,091,279	987,473,482	(9,658,206)	(97,591,745)
The accompanying Notes to Financial Statements are an integral part of this statement.
256	Variable Portfolio Funds | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	CTIVP® – Westfield Mid Cap Growth Fund		Variable Portfolio – Columbia Wanger International Equities Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$256,582	$148,046	$1,125,282	$802,489
Net realized gain	26,669,535	77,313,677	8,517,089	8,633,512
Net change in unrealized appreciation (depreciation)	(44,043,546)	20,870,192	(31,903,024)	19,201,534
Net increase (decrease) in net assets resulting from operations	(17,117,429)	98,331,915	(22,260,653)	28,637,535
Distributions to shareholders
Net investment income and net realized gains
Class 1	—	—	(6,625,802)
Class 2	—	—	(3,320,776)
Net investment income
Class 1	—	—		(674,679)
Class 2	—	—		(255,812)
Net realized gains
Class 1	—	—		(6,661,158)
Class 2	—	—		(2,858,498)
Total distributions to shareholders (Note 2)	—	—	(9,946,578)	(10,450,147)
Increase (decrease) in net assets from capital stock activity	(7,531,818)	11,677,637	16,171,875	16,554,375
Total increase (decrease) in net assets	(24,649,247)	110,009,552	(16,035,356)	34,741,763
Net assets at beginning of year	534,711,158	424,701,606	121,452,079	86,710,316
Net assets at end of year	$510,061,911	$534,711,158	$105,416,723	$121,452,079
Undistributed (excess of distributions over) net investment income	$—	$—	$(206,353)	$1,105,652

	CTIVP® – Westfield Mid Cap Growth Fund				Variable Portfolio – Columbia Wanger International Equities Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	108,074	2,570,901	666,457	14,309,211	—	—	—	—
Distributions reinvested	—	—	—	—	1,231,259	6,625,802	1,383,167	7,335,837
Redemptions	(381,712)	(9,685,858)	(232,820)	(4,948,705)	—	—	—	—
Net increase (decrease)	(273,638)	(7,114,957)	433,637	9,360,506	1,231,259	6,625,802	1,383,167	7,335,837
Class 2
Subscriptions	81,004	2,010,849	167,695	3,469,295	1,607,088	8,922,063	1,410,072	7,789,239
Distributions reinvested	—	—	—	—	620,297	3,320,776	589,467	3,114,310
Redemptions	(100,284)	(2,427,710)	(55,081)	(1,152,164)	(513,591)	(2,696,766)	(309,670)	(1,685,011)
Net increase (decrease)	(19,280)	(416,861)	112,614	2,317,131	1,713,794	9,546,073	1,689,869	9,218,538
Total net increase (decrease)	(292,918)	(7,531,818)	546,251	11,677,637	2,945,053	16,171,875	3,073,036	16,554,375
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	257

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Partners Core Bond Fund		Variable Portfolio – Partners Small Cap Growth Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income (loss)	$87,922,086	$79,930,644	$(3,250,292)	$(2,668,301)
Net realized gain (loss)	(44,630,075)	35,694,734	99,512,024	82,691,187
Net change in unrealized appreciation (depreciation)	(41,958,024)	3,602,603	(120,953,431)	29,707,039
Net increase (decrease) in net assets resulting from operations	1,333,987	119,227,981	(24,691,699)	109,729,925
Distributions to shareholders
Net investment income and net realized gains
Class 1	(117,628,688)		—	—
Class 2	(357,201)		—	—
Net investment income
Class 1		(77,362,823)	—	—
Class 2		(224,556)	—	—
Net realized gains
Class 1		(2,672,798)	—	—
Class 2		(8,700)	—	—
Total distributions to shareholders (Note 2)	(117,985,889)	(80,268,877)	—	—
Increase (decrease) in net assets from capital stock activity	366,265,678	(98,091,982)	(39,391,540)	(74,252,734)
Total increase (decrease) in net assets	249,613,776	(59,132,878)	(64,083,239)	35,477,191
Net assets at beginning of year	3,294,979,106	3,354,111,984	651,846,797	616,369,606
Net assets at end of year	$3,544,592,882	$3,294,979,106	$587,763,558	$651,846,797
Undistributed net investment income	$72,966,147	$65,342,528	$—	$—

	Variable Portfolio – Partners Core Bond Fund				Variable Portfolio – Partners Small Cap Growth Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	61,764,406	642,967,339	12,799,047	139,750,302	177,037	4,222,034	804,644	15,283,189
Distributions reinvested	11,354,120	117,628,688	7,397,008	80,035,621	—	—	—	—
Redemptions	(37,276,382)	(393,374,947)	(29,153,275)	(318,293,984)	(1,876,121)	(45,485,581)	(4,518,502)	(90,565,566)
Net increase (decrease)	35,842,144	367,221,080	(8,957,220)	(98,508,061)	(1,699,084)	(41,263,547)	(3,713,858)	(75,282,377)
Class 2
Subscriptions	104,763	1,109,840	196,231	2,140,162	119,580	2,831,930	77,118	1,501,963
Distributions reinvested	34,579	357,201	21,638	233,256	—	—	—	—
Redemptions	(230,570)	(2,422,443)	(180,439)	(1,957,339)	(40,563)	(959,923)	(24,186)	(472,320)
Net increase (decrease)	(91,228)	(955,402)	37,430	416,079	79,017	1,872,007	52,932	1,029,643
Total net increase (decrease)	35,750,916	366,265,678	(8,919,790)	(98,091,982)	(1,620,067)	(39,391,540)	(3,660,926)	(74,252,734)
The accompanying Notes to Financial Statements are an integral part of this statement.
258	Variable Portfolio Funds | Annual Report 2018

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Variable Portfolio Funds | Annual Report 2018	259

Financial Highlights
Columbia Variable Portfolio – U.S. Equities Fund
The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$23.02	0.11	(3.34)	(3.23)
Year Ended 12/31/2017	$20.81	0.11	2.10	2.21
Year Ended 12/31/2016	$17.69	0.07	3.05	3.12
Year Ended 12/31/2015	$18.88	0.08	(1.27)	(1.19)
Year Ended 12/31/2014	$18.29	(0.04)	0.63	0.59
Class 2
Year Ended 12/31/2018	$22.58	0.05	(3.26)	(3.21)
Year Ended 12/31/2017	$20.46	0.06	2.06	2.12
Year Ended 12/31/2016	$17.44	0.03	2.99	3.02
Year Ended 12/31/2015	$18.67	(0.01)	(1.22)	(1.23)
Year Ended 12/31/2014	$18.12	(0.08)	0.63	0.55

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
260	Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
Columbia Variable Portfolio – U.S. Equities Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$19.79	(14.03%)	0.86%	0.86%	0.46%	80%	$831,256
Year Ended 12/31/2017	$23.02	10.62%	0.89%	0.89%	0.53%	87%	$1,040,129
Year Ended 12/31/2016	$20.81	17.64%	0.91%	0.91%	0.40%	103%	$1,110,559
Year Ended 12/31/2015	$17.69	(6.30%)	0.92%	0.92%	0.43%	98%	$1,393,433
Year Ended 12/31/2014	$18.88	3.23%	1.03%	0.96%	(0.24%)	10%	$331,643
Class 2
Year Ended 12/31/2018	$19.37	(14.22%)	1.11%	1.11%	0.21%	80%	$13,907
Year Ended 12/31/2017	$22.58	10.36%	1.14%	1.14%	0.30%	87%	$16,964
Year Ended 12/31/2016	$20.46	17.32%	1.16%	1.16%	0.16%	103%	$14,888
Year Ended 12/31/2015	$17.44	(6.59%)	1.20%	1.20%	(0.08%)	98%	$13,465
Year Ended 12/31/2014	$18.67	3.04%	1.29%	1.21%	(0.47%)	10%	$14,801
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	261

Financial Highlights
CTIVP® – American Century Diversified Bond Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$11.15	0.37	(0.49)	(0.12)	(0.31)	(0.07)	(0.38)
Year Ended 12/31/2017	$10.95	0.30	0.23	0.53	(0.26)	(0.07)	(0.33)
Year Ended 12/31/2016	$10.76	0.27	0.13	0.40	(0.20)	(0.01)	(0.21)
Year Ended 12/31/2015	$11.05	0.23	(0.23)	0.00 (d)	(0.24)	(0.05)	(0.29)
Year Ended 12/31/2014	$10.60	0.23	0.41	0.64	(0.18)	(0.01)	(0.19)
Class 2
Year Ended 12/31/2018	$11.11	0.34	(0.49)	(0.15)	(0.28)	(0.07)	(0.35)
Year Ended 12/31/2017	$10.91	0.27	0.23	0.50	(0.23)	(0.07)	(0.30)
Year Ended 12/31/2016	$10.72	0.24	0.13	0.37	(0.17)	(0.01)	(0.18)
Year Ended 12/31/2015	$11.01	0.20	(0.22)	(0.02)	(0.22)	(0.05)	(0.27)
Year Ended 12/31/2014	$10.56	0.20	0.41	0.61	(0.15)	(0.01)	(0.16)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
262	Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
CTIVP® – American Century Diversified Bond Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$10.65	(1.05%)	0.48% (c)	0.48% (c)	3.42%	136%	$1,992,309
Year Ended 12/31/2017	$11.15	4.89%	0.52%	0.52%	2.74%	142%	$3,933,591
Year Ended 12/31/2016	$10.95	3.66%	0.55%	0.55%	2.42%	170%	$4,086,952
Year Ended 12/31/2015	$10.76	0.05%	0.55%	0.55%	2.07%	223%	$4,256,477
Year Ended 12/31/2014	$11.05	6.06%	0.57%	0.56%	2.10%	214%	$3,199,340
Class 2
Year Ended 12/31/2018	$10.61	(1.31%)	0.73% (c)	0.73% (c)	3.17%	136%	$13,100
Year Ended 12/31/2017	$11.11	4.65%	0.77%	0.77%	2.50%	142%	$11,701
Year Ended 12/31/2016	$10.91	3.42%	0.80%	0.80%	2.18%	170%	$10,346
Year Ended 12/31/2015	$10.72	(0.20%)	0.80%	0.80%	1.83%	223%	$7,924
Year Ended 12/31/2014	$11.01	5.81%	0.82%	0.81%	1.85%	214%	$6,372
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	263

Financial Highlights
CTIVP® – AQR International Core Equity Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$11.92	0.25	(2.18)	(1.93)	(0.26)	(0.03)	(0.29)
Year Ended 12/31/2017	$9.91	0.20	2.02	2.22	(0.21)	—	(0.21)
Year Ended 12/31/2016	$10.48	0.20	(0.54)	(0.34)	(0.23)	—	(0.23)
Year Ended 12/31/2015	$10.99	0.15	(0.16)	(0.01)	(0.16)	(0.34)	(0.50)
Year Ended 12/31/2014	$12.99	0.23	(0.99)	(0.76)	(0.22)	(1.02)	(1.24)
Class 2
Year Ended 12/31/2018	$11.84	0.22	(2.16)	(1.94)	(0.23)	(0.03)	(0.26)
Year Ended 12/31/2017	$9.86	0.17	2.00	2.17	(0.19)	—	(0.19)
Year Ended 12/31/2016	$10.43	0.18	(0.54)	(0.36)	(0.21)	—	(0.21)
Year Ended 12/31/2015	$10.94	0.13	(0.16)	(0.03)	(0.14)	(0.34)	(0.48)
Year Ended 12/31/2014	$12.95	0.19	(0.99)	(0.80)	(0.19)	(1.02)	(1.21)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
264	Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
CTIVP® – AQR International Core Equity Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$9.70	(16.53%)	0.83%	0.83%	2.23%	105%	$2,766,782
Year Ended 12/31/2017	$11.92	22.56%	0.92%	0.92%	1.79%	68%	$2,606,365
Year Ended 12/31/2016	$9.91	(3.24%)	0.97%	0.96%	2.04%	50%	$2,317,135
Year Ended 12/31/2015	$10.48	(0.41%)	0.97%	0.97%	1.37%	52%	$2,317,553
Year Ended 12/31/2014	$10.99	(6.73%)	0.99%	0.99%	1.86%	55%	$1,523,162
Class 2
Year Ended 12/31/2018	$9.64	(16.69%)	1.08%	1.08%	1.99%	105%	$6,925
Year Ended 12/31/2017	$11.84	22.14%	1.17%	1.17%	1.50%	68%	$8,554
Year Ended 12/31/2016	$9.86	(3.44%)	1.22%	1.21%	1.85%	50%	$6,722
Year Ended 12/31/2015	$10.43	(0.60%)	1.22%	1.22%	1.13%	52%	$7,749
Year Ended 12/31/2014	$10.94	(7.02%)	1.24%	1.24%	1.60%	55%	$4,652
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	265

Financial Highlights
CTIVP® – CenterSquare Real Estate Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$8.64	0.17	(0.64)	(0.47)	(0.16)	(0.07)	(0.23)
Year Ended 12/31/2017	$8.59	0.17	0.33	0.50	(0.19)	(0.26)	(0.45)
Year Ended 12/31/2016	$8.83	0.19	0.28 (c)	0.47	(0.17)	(0.54)	(0.71)
Year Ended 12/31/2015	$11.26	0.17	(0.31)	(0.14)	(0.76)	(1.53)	(2.29)
Year Ended 12/31/2014	$11.71	0.33	1.28	1.61	(0.27)	(1.79)	(2.06)
Class 2
Year Ended 12/31/2018	$8.59	0.15	(0.64)	(0.49)	(0.14)	(0.07)	(0.21)
Year Ended 12/31/2017	$8.54	0.15	0.32	0.47	(0.16)	(0.26)	(0.42)
Year Ended 12/31/2016	$8.78	0.16	0.29 (c)	0.45	(0.15)	(0.54)	(0.69)
Year Ended 12/31/2015	$11.20	0.15	(0.31)	(0.16)	(0.73)	(1.53)	(2.26)
Year Ended 12/31/2014	$11.66	0.30	1.27	1.57	(0.24)	(1.79)	(2.03)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
266	Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
CTIVP® – CenterSquare Real Estate Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$7.94	(5.58%)	0.77%	0.77%	2.03%	51%	$402,354
Year Ended 12/31/2017	$8.64	6.01%	0.81%	0.81%	2.00%	72%	$426,287
Year Ended 12/31/2016	$8.59	5.02%	0.89%	0.88%	2.16%	83%	$402,023
Year Ended 12/31/2015	$8.83	(0.99%)	1.07%	1.01%	1.72%	27%	$188,580
Year Ended 12/31/2014	$11.26	14.14%	1.05%	0.90%	2.81%	25%	$214,639
Class 2
Year Ended 12/31/2018	$7.89	(5.85%)	1.02%	1.02%	1.76%	51%	$24,164
Year Ended 12/31/2017	$8.59	5.74%	1.06%	1.06%	1.76%	72%	$27,353
Year Ended 12/31/2016	$8.54	4.76%	1.17%	1.15%	1.82%	83%	$25,298
Year Ended 12/31/2015	$8.78	(1.21%)	1.32%	1.26%	1.53%	27%	$22,032
Year Ended 12/31/2014	$11.20	13.81%	1.30%	1.15%	2.60%	25%	$17,893
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	267

Financial Highlights
CTIVP® – DFA International Value Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$11.47	0.29	(2.23)	(1.94)	(0.31)	(0.05)	(0.36)
Year Ended 12/31/2017	$9.34	0.26	2.09	2.35	(0.22)	—	(0.22)
Year Ended 12/31/2016	$8.91	0.25	0.46	0.71	(0.24)	(0.04)	(0.28)
Year Ended 12/31/2015	$10.03	0.22	(0.92)	(0.70)	(0.21)	(0.21)	(0.42)
Year Ended 12/31/2014	$11.55	0.28	(1.06)	(0.78)	(0.28)	(0.46)	(0.74)
Class 2
Year Ended 12/31/2018	$11.44	0.26	(2.22)	(1.96)	(0.28)	(0.05)	(0.33)
Year Ended 12/31/2017	$9.33	0.23	2.08	2.31	(0.20)	—	(0.20)
Year Ended 12/31/2016	$8.90	0.22	0.47	0.69	(0.22)	(0.04)	(0.26)
Year Ended 12/31/2015	$10.01	0.20	(0.92)	(0.72)	(0.18)	(0.21)	(0.39)
Year Ended 12/31/2014	$11.53	0.25	(1.06)	(0.81)	(0.25)	(0.46)	(0.71)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
268	Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
CTIVP® – DFA International Value Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$9.17	(17.30%)	0.83%	0.83%	2.70%	16%	$821,718
Year Ended 12/31/2017	$11.47	25.44%	0.86%	0.86%	2.48%	9%	$1,759,557
Year Ended 12/31/2016	$9.34	8.33%	0.91% (c)	0.91% (c)	2.89%	17%	$2,000,961
Year Ended 12/31/2015	$8.91	(7.40%)	0.98%	0.98%	2.25%	12%	$1,987,543
Year Ended 12/31/2014	$10.03	(7.46%)	0.99%	0.89%	2.50%	13%	$1,508,393
Class 2
Year Ended 12/31/2018	$9.15	(17.48%)	1.09%	1.09%	2.41%	16%	$19,537
Year Ended 12/31/2017	$11.44	25.02%	1.11%	1.11%	2.18%	9%	$20,666
Year Ended 12/31/2016	$9.33	8.08%	1.16% (c)	1.16% (c)	2.52%	17%	$12,345
Year Ended 12/31/2015	$8.90	(7.56%)	1.23%	1.23%	2.06%	12%	$10,494
Year Ended 12/31/2014	$10.01	(7.71%)	1.24%	1.14%	2.25%	13%	$6,751
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	269

Financial Highlights
CTIVP® – Los Angeles Capital Large Cap Growth Fund
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$26.55	0.10	(0.37)	(0.27)
Year Ended 12/31/2017	$20.25	0.11	6.19	6.30
Year Ended 12/31/2016	$20.75	0.02	(0.52)	(0.50)
Year Ended 12/31/2015	$19.54	(0.00) (c)	1.21	1.21
Year Ended 12/31/2014	$17.70	(0.00) (c)	1.84	1.84
Class 2
Year Ended 12/31/2018	$26.04	0.03	(0.36)	(0.33)
Year Ended 12/31/2017	$19.91	0.04	6.09	6.13
Year Ended 12/31/2016	$20.44	(0.03)	(0.50)	(0.53)
Year Ended 12/31/2015	$19.31	(0.05)	1.18	1.13
Year Ended 12/31/2014	$17.53	(0.05)	1.83	1.78

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
270	Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
CTIVP® – Los Angeles Capital Large Cap Growth Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$26.28	(1.02%)	0.69%	0.69%	0.36%	95%	$1,569,200
Year Ended 12/31/2017	$26.55	31.11%	0.73%	0.73%	0.44%	145%	$1,593,067
Year Ended 12/31/2016	$20.25	(2.41%)	0.77%	0.77%	0.10%	91%	$972,895
Year Ended 12/31/2015	$20.75	6.19%	0.76%	0.76%	(0.01%)	64%	$1,453,564
Year Ended 12/31/2014	$19.54	10.40%	0.76%	0.76%	(0.02%)	71%	$1,522,909
Class 2
Year Ended 12/31/2018	$25.71	(1.27%)	0.94%	0.94%	0.12%	95%	$11,330
Year Ended 12/31/2017	$26.04	30.79%	0.98%	0.98%	0.17%	145%	$9,829
Year Ended 12/31/2016	$19.91	(2.59%)	1.02%	1.02%	(0.15%)	91%	$7,076
Year Ended 12/31/2015	$20.44	5.85%	1.01%	1.01%	(0.26%)	64%	$6,258
Year Ended 12/31/2014	$19.31	10.15%	1.01%	1.01%	(0.27%)	71%	$4,383
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	271

Financial Highlights
CTIVP® – MFS® Value Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$24.96	0.50	(3.00)	(2.50)
Year Ended 12/31/2017	$21.22	0.42	3.32	3.74
Year Ended 12/31/2016	$18.61	0.37	2.24	2.61
Year Ended 12/31/2015	$18.75	0.59 (d)	(0.73)	(0.14)
Year Ended 12/31/2014	$16.99	0.31	1.45	1.76
Class 2
Year Ended 12/31/2018	$24.50	0.44	(2.95)	(2.51)
Year Ended 12/31/2017	$20.88	0.35	3.27	3.62
Year Ended 12/31/2016	$18.36	0.33	2.19	2.52
Year Ended 12/31/2015	$18.54	0.59 (e)	(0.77)	(0.18)
Year Ended 12/31/2014	$16.84	0.26	1.44	1.70

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.28 per share.
(e)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.33 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
272	Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
CTIVP® – MFS® Value Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$22.46	(10.02%)	0.69% (c)	0.69% (c)	2.00%	8%	$1,588,214
Year Ended 12/31/2017	$24.96	17.62%	0.71%	0.71%	1.84%	13%	$2,203,985
Year Ended 12/31/2016	$21.22	14.03%	0.74%	0.74%	1.89%	23%	$1,995,300
Year Ended 12/31/2015	$18.61	(0.75%)	0.73%	0.73%	3.14%	16%	$1,925,986
Year Ended 12/31/2014	$18.75	10.36%	0.73%	0.73%	1.75%	13%	$2,364,990
Class 2
Year Ended 12/31/2018	$21.99	(10.25%)	0.94% (c)	0.94% (c)	1.80%	8%	$45,033
Year Ended 12/31/2017	$24.50	17.34%	0.96%	0.96%	1.57%	13%	$49,410
Year Ended 12/31/2016	$20.88	13.73%	1.00%	1.00%	1.71%	23%	$33,917
Year Ended 12/31/2015	$18.36	(0.97%)	0.99%	0.99%	3.15%	16%	$19,747
Year Ended 12/31/2014	$18.54	10.09%	0.98%	0.98%	1.48%	13%	$13,953
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	273

Financial Highlights
CTIVP® – Morgan Stanley Advantage Fund
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations
Class 1
Year Ended 12/31/2018	$27.18	0.02	0.77	0.79
Year Ended 12/31/2017	$20.50	(0.01)	6.69	6.68
Year Ended 12/31/2016	$19.85	0.08	0.57	0.65
Year Ended 12/31/2015	$18.60	0.71 (c)	0.54	1.25
Year Ended 12/31/2014	$17.33	0.05	1.22	1.27
Class 2
Year Ended 12/31/2018	$26.67	(0.06)	0.76	0.70
Year Ended 12/31/2017	$20.17	(0.06)	6.56	6.50
Year Ended 12/31/2016	$19.57	0.03	0.57	0.60
Year Ended 12/31/2015	$18.39	0.59 (d)	0.59	1.18
Year Ended 12/31/2014	$17.18	0.00 (e)	1.21	1.21

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.64 per share.
(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.57 per share.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
274	Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
CTIVP® – Morgan Stanley Advantage Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$27.97	2.91%	0.67%	0.67%	0.07%	71%	$1,893,796
Year Ended 12/31/2017	$27.18	32.58%	0.72%	0.72%	(0.03%)	68%	$1,804,566
Year Ended 12/31/2016	$20.50	3.27%	0.78%	0.78%	0.42%	130%	$1,063,778
Year Ended 12/31/2015	$19.85	6.72%	0.76%	0.76%	3.63%	27%	$1,209,405
Year Ended 12/31/2014	$18.60	7.33%	0.76%	0.76%	0.27%	18%	$1,374,918
Class 2
Year Ended 12/31/2018	$27.37	2.62%	0.92%	0.92%	(0.19%)	71%	$13,254
Year Ended 12/31/2017	$26.67	32.23%	0.97%	0.97%	(0.28%)	68%	$9,269
Year Ended 12/31/2016	$20.17	3.07%	1.03%	1.03%	0.16%	130%	$6,769
Year Ended 12/31/2015	$19.57	6.42%	1.01%	1.01%	3.08%	27%	$7,758
Year Ended 12/31/2014	$18.39	7.04%	1.01%	1.01%	0.03%	18%	$5,944
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	275

Financial Highlights
CTIVP® – Oppenheimer International Growth Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$12.29	0.11	(2.35)	(2.24)	(0.12)	(0.47)	(0.59)
Year Ended 12/31/2017	$10.70	0.11	2.65	2.76	(0.09)	(1.08)	(1.17)
Year Ended 12/31/2016	$11.36	0.15	(0.54)	(0.39)	(0.15)	(0.12)	(0.27)
Year Ended 12/31/2015	$12.46	0.17	(0.41)	(0.24)	(0.17)	(0.69)	(0.86)
Year Ended 12/31/2014	$13.63	0.20	(0.11)	0.09	(0.24)	(1.02)	(1.26)
Class 2
Year Ended 12/31/2018	$12.24	0.07	(2.32)	(2.25)	(0.10)	(0.47)	(0.57)
Year Ended 12/31/2017	$10.66	0.08	2.64	2.72	(0.06)	(1.08)	(1.14)
Year Ended 12/31/2016	$11.32	0.12	(0.53)	(0.41)	(0.13)	(0.12)	(0.25)
Year Ended 12/31/2015	$12.42	0.13	(0.40)	(0.27)	(0.14)	(0.69)	(0.83)
Year Ended 12/31/2014	$13.60	0.16	(0.11)	0.05	(0.21)	(1.02)	(1.23)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
276	Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
CTIVP® – Oppenheimer International Growth Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$9.46	(18.95%)	0.91%	0.91%	0.92%	19%	$793,614
Year Ended 12/31/2017	$12.29	26.87%	0.95%	0.95%	0.93%	22%	$1,682,196
Year Ended 12/31/2016	$10.70	(3.47%)	0.96%	0.96%	1.37%	94%	$2,270,612
Year Ended 12/31/2015	$11.36	(2.27%)	0.97%	0.97%	1.38%	19%	$2,299,811
Year Ended 12/31/2014	$12.46	0.19%	0.98%	0.98%	1.53%	23%	$2,116,606
Class 2
Year Ended 12/31/2018	$9.42	(19.10%)	1.17%	1.17%	0.64%	19%	$29,694
Year Ended 12/31/2017	$12.24	26.56%	1.20%	1.20%	0.67%	22%	$33,356
Year Ended 12/31/2016	$10.66	(3.66%)	1.21%	1.21%	1.11%	94%	$21,570
Year Ended 12/31/2015	$11.32	(2.54%)	1.22%	1.22%	1.09%	19%	$20,973
Year Ended 12/31/2014	$12.42	(0.08%)	1.23%	1.23%	1.23%	23%	$12,163
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	277

Financial Highlights
CTIVP® – T. Rowe Price Large Cap Value Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$22.81	0.44	(2.56)	(2.12)
Year Ended 12/31/2017	$19.62	0.37	2.82	3.19
Year Ended 12/31/2016	$17.16	0.41	2.05	2.46
Year Ended 12/31/2015	$18.69	0.42	(1.95)	(1.53)
Year Ended 12/31/2014	$17.03	0.38	1.28	1.66
Class 2
Year Ended 12/31/2018	$22.38	0.38	(2.51)	(2.13)
Year Ended 12/31/2017	$19.30	0.31	2.77	3.08
Year Ended 12/31/2016	$16.92	0.36	2.02	2.38
Year Ended 12/31/2015	$18.48	0.37	(1.93)	(1.56)
Year Ended 12/31/2014	$16.87	0.33	1.28	1.61

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
278	Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
CTIVP® – T. Rowe Price Large Cap Value Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$20.69	(9.30%)	0.67%	0.67%	1.91%	20%	$1,939,941
Year Ended 12/31/2017	$22.81	16.26%	0.70%	0.70%	1.75%	32%	$2,481,560
Year Ended 12/31/2016	$19.62	14.34%	0.75%	0.75%	2.30%	108%	$2,168,289
Year Ended 12/31/2015	$17.16	(8.19%)	0.75%	0.75%	2.32%	59%	$1,894,441
Year Ended 12/31/2014	$18.69	9.75%	0.74%	0.74%	2.10%	32%	$2,105,199
Class 2
Year Ended 12/31/2018	$20.25	(9.52%)	0.92%	0.92%	1.70%	20%	$20,084
Year Ended 12/31/2017	$22.38	15.96%	0.94%	0.94%	1.52%	32%	$17,050
Year Ended 12/31/2016	$19.30	14.07%	1.00%	1.00%	2.05%	108%	$10,555
Year Ended 12/31/2015	$16.92	(8.44%)	1.00%	1.00%	2.06%	59%	$8,459
Year Ended 12/31/2014	$18.48	9.54%	0.99%	0.99%	1.85%	32%	$9,505
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	279

Financial Highlights
CTIVP® – TCW Core Plus Bond Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$10.62	0.27	(0.27)	0.00	(0.22)	(0.02)	(0.24)
Year Ended 12/31/2017	$10.48	0.21	0.14	0.35	(0.17)	(0.04)	(0.21)
Year Ended 12/31/2016	$10.40	0.17	0.08	0.25	(0.13)	(0.04)	(0.17)
Year Ended 12/31/2015	$10.47	0.14	(0.12)	0.02	(0.09)	(0.00) (c)	(0.09)
Year Ended 12/31/2014	$10.02	0.16	0.36	0.52	(0.07)	—	(0.07)
Class 2
Year Ended 12/31/2018	$10.58	0.25	(0.26)	(0.01)	(0.20)	(0.02)	(0.22)
Year Ended 12/31/2017	$10.44	0.18	0.15	0.33	(0.15)	(0.04)	(0.19)
Year Ended 12/31/2016	$10.36	0.15	0.08	0.23	(0.11)	(0.04)	(0.15)
Year Ended 12/31/2015	$10.43	0.12	(0.13)	(0.01)	(0.06)	(0.00) (c)	(0.06)
Year Ended 12/31/2014	$9.99	0.14	0.34	0.48	(0.04)	—	(0.04)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
280	Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
CTIVP® – TCW Core Plus Bond Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$10.38	0.06%	0.49%	0.49%	2.61%	178%	$2,714,909
Year Ended 12/31/2017	$10.62	3.40%	0.52%	0.52%	1.97%	281%	$2,979,922
Year Ended 12/31/2016	$10.48	2.41%	0.56%	0.55%	1.61%	276%	$3,079,179
Year Ended 12/31/2015	$10.40	0.19%	0.58%	0.56%	1.35%	351%	$3,154,641
Year Ended 12/31/2014	$10.47	5.15%	0.60%	0.58%	1.57%	448%	$2,130,226
Class 2
Year Ended 12/31/2018	$10.35	(0.10%)	0.74%	0.74%	2.38%	178%	$7,961
Year Ended 12/31/2017	$10.58	3.15%	0.77%	0.77%	1.73%	281%	$7,071
Year Ended 12/31/2016	$10.44	2.17%	0.81%	0.80%	1.38%	276%	$6,052
Year Ended 12/31/2015	$10.36	(0.06%)	0.83%	0.81%	1.10%	351%	$4,137
Year Ended 12/31/2014	$10.43	4.81%	0.85%	0.83%	1.33%	448%	$3,147
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	281

Financial Highlights
CTIVP® – Wells Fargo Short Duration Government Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$10.06	0.20	(0.10)	0.10	(0.13)	—	(0.13)
Year Ended 12/31/2017	$10.08	0.12	(0.04)	0.08	(0.10)	(0.00) (c)	(0.10)
Year Ended 12/31/2016	$10.11	0.09	0.02	0.11	(0.10)	(0.04)	(0.14)
Year Ended 12/31/2015	$10.18	0.07	(0.04)	0.03	(0.10)	—	(0.10)
Year Ended 12/31/2014	$10.14	0.05	0.04	0.09	(0.05)	—	(0.05)
Class 2
Year Ended 12/31/2018	$10.01	0.17	(0.09)	0.08	(0.10)	—	(0.10)
Year Ended 12/31/2017	$10.04	0.09	(0.05)	0.04	(0.07)	(0.00) (c)	(0.07)
Year Ended 12/31/2016	$10.07	0.06	0.02	0.08	(0.07)	(0.04)	(0.11)
Year Ended 12/31/2015	$10.14	0.04	(0.03)	0.01	(0.08)	—	(0.08)
Year Ended 12/31/2014	$10.09	0.03	0.04	0.07	(0.02)	—	(0.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
282	Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
CTIVP® – Wells Fargo Short Duration Government Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$10.03	0.96%	0.44%	0.44%	1.97%	414%	$1,944,337
Year Ended 12/31/2017	$10.06	0.80%	0.47%	0.47%	1.15%	290%	$956,370
Year Ended 12/31/2016	$10.08	1.03%	0.56%	0.55%	0.86%	343%	$1,056,643
Year Ended 12/31/2015	$10.11	0.32%	0.60%	0.60%	0.64%	375%	$1,197,705
Year Ended 12/31/2014	$10.18	0.86%	0.59%	0.59%	0.54%	445%	$2,321,423
Class 2
Year Ended 12/31/2018	$9.99	0.81%	0.69%	0.69%	1.68%	414%	$25,361
Year Ended 12/31/2017	$10.01	0.45%	0.72%	0.72%	0.91%	290%	$22,203
Year Ended 12/31/2016	$10.04	0.78%	0.80%	0.80%	0.63%	343%	$22,083
Year Ended 12/31/2015	$10.07	0.07%	0.86%	0.85%	0.40%	375%	$13,574
Year Ended 12/31/2014	$10.14	0.71%	0.84%	0.84%	0.31%	445%	$6,479
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	283

Financial Highlights
CTIVP® – Westfield Mid Cap Growth Fund
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$23.43	0.01	(0.80)	(0.79)
Year Ended 12/31/2017	$19.06	0.01	4.36	4.37
Year Ended 12/31/2016	$18.38	(0.02)	0.70	0.68
Year Ended 12/31/2015	$18.90	(0.04)	(0.48) (c)	(0.52)
Year Ended 12/31/2014	$17.28	(0.02)	1.64	1.62
Class 2
Year Ended 12/31/2018	$22.96	(0.05)	(0.78)	(0.83)
Year Ended 12/31/2017	$18.72	(0.04)	4.28	4.24
Year Ended 12/31/2016	$18.10	(0.07)	0.69	0.62
Year Ended 12/31/2015	$18.66	(0.08)	(0.48) (c)	(0.56)
Year Ended 12/31/2014	$17.11	(0.03)	1.58	1.55

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
284	Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
CTIVP® – Westfield Mid Cap Growth Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$22.64	(3.37%)	0.84%	0.84%	0.05%	72%	$491,881
Year Ended 12/31/2017	$23.43	22.93%	0.87%	0.87%	0.04%	121%	$515,408
Year Ended 12/31/2016	$19.06	3.70%	0.90%	0.88%	(0.11%)	36%	$411,066
Year Ended 12/31/2015	$18.38	(2.75%)	0.89%	0.88%	(0.20%)	34%	$217,012
Year Ended 12/31/2014	$18.90	9.37%	0.88%	0.86%	(0.13%)	42%	$681,556
Class 2
Year Ended 12/31/2018	$22.13	(3.61%)	1.09%	1.09%	(0.20%)	72%	$18,181
Year Ended 12/31/2017	$22.96	22.65%	1.12%	1.12%	(0.21%)	121%	$19,303
Year Ended 12/31/2016	$18.72	3.43%	1.15%	1.13%	(0.38%)	36%	$13,635
Year Ended 12/31/2015	$18.10	(3.00%)	1.15%	1.13%	(0.42%)	34%	$12,750
Year Ended 12/31/2014	$18.66	9.06%	1.13%	1.12%	(0.19%)	42%	$7,891
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	285

Financial Highlights
Variable Portfolio – Columbia Wanger International Equities Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$5.86	0.05	(1.00)	(0.95)	(0.13)	(0.33)	(0.46)
Year Ended 12/31/2017	$4.91	0.05	1.47	1.52	(0.05)	(0.52)	(0.57)
Year Ended 12/31/2016	$11.06	0.07	0.15	0.22	(0.15)	(6.22)	(6.37)
Year Ended 12/31/2015	$12.41	0.14	(0.25) (c)	(0.11)	(0.20)	(1.04)	(1.24)
Year Ended 12/31/2014	$14.10	0.15	(0.60)	(0.45)	(0.32)	(0.92)	(1.24)
Class 2
Year Ended 12/31/2018	$5.83	0.04	(0.99)	(0.95)	(0.11)	(0.33)	(0.44)
Year Ended 12/31/2017	$4.90	0.03	1.47	1.50	(0.05)	(0.52)	(0.57)
Year Ended 12/31/2016	$11.05	0.05	0.15	0.20	(0.13)	(6.22)	(6.35)
Year Ended 12/31/2015	$12.40	0.09	(0.23) (c)	(0.14)	(0.17)	(1.04)	(1.21)
Year Ended 12/31/2014	$14.09	0.12	(0.59)	(0.47)	(0.30)	(0.92)	(1.22)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
286	Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
Variable Portfolio – Columbia Wanger International Equities Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$4.45	(17.42%)	1.22%	1.11%	1.00%	56%	$68,137
Year Ended 12/31/2017	$5.86	32.36%	1.29%	1.15%	0.84%	65%	$82,442
Year Ended 12/31/2016	$4.91	(0.57%)	1.24%	1.11%	0.81%	92%	$62,245
Year Ended 12/31/2015	$11.06	(1.39%)	1.14%	1.11%	1.15%	59%	$259,889
Year Ended 12/31/2014	$12.41	(3.86%)	1.09%	1.00%	1.11%	32%	$678,682
Class 2
Year Ended 12/31/2018	$4.44	(17.46%)	1.47%	1.36%	0.75%	56%	$37,280
Year Ended 12/31/2017	$5.83	31.93%	1.54%	1.40%	0.59%	65%	$39,010
Year Ended 12/31/2016	$4.90	(0.78%)	1.54%	1.36%	0.72%	92%	$24,465
Year Ended 12/31/2015	$11.05	(1.64%)	1.42%	1.36%	0.76%	59%	$22,960
Year Ended 12/31/2014	$12.40	(4.05%)	1.34%	1.25%	0.86%	32%	$19,279
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	287

Financial Highlights
Variable Portfolio – Partners Core Bond Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$10.94	0.29	(0.31)	(0.02)	(0.27)	(0.13)	(0.40)
Year Ended 12/31/2017	$10.82	0.26	0.12	0.38	(0.25)	(0.01)	(0.26)
Year Ended 12/31/2016	$10.80	0.25	0.02	0.27	(0.23)	(0.02)	(0.25)
Year Ended 12/31/2015	$10.94	0.24	(0.14)	0.10	(0.21)	(0.03)	(0.24)
Year Ended 12/31/2014	$10.61	0.24	0.32	0.56	(0.22)	(0.01)	(0.23)
Class 2
Year Ended 12/31/2018	$10.89	0.26	(0.30)	(0.04)	(0.25)	(0.13)	(0.38)
Year Ended 12/31/2017	$10.77	0.23	0.13	0.36	(0.23)	(0.01)	(0.24)
Year Ended 12/31/2016	$10.75	0.22	0.03	0.25	(0.21)	(0.02)	(0.23)
Year Ended 12/31/2015	$10.90	0.21	(0.15)	0.06	(0.18)	(0.03)	(0.21)
Year Ended 12/31/2014	$10.57	0.21	0.33	0.54	(0.20)	(0.01)	(0.21)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
288	Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
Variable Portfolio – Partners Core Bond Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$10.52	(0.09%)	0.49%	0.49%	2.75%	309%	$3,535,290
Year Ended 12/31/2017	$10.94	3.58%	0.52%	0.52%	2.39%	240%	$3,284,310
Year Ended 12/31/2016	$10.82	2.48%	0.56%	0.56%	2.27%	17%	$3,343,966
Year Ended 12/31/2015	$10.80	0.88%	0.57%	0.56%	2.18%	20%	$3,363,421
Year Ended 12/31/2014	$10.94	5.35%	0.57%	0.56%	2.23%	11%	$2,940,311
Class 2
Year Ended 12/31/2018	$10.47	(0.35%)	0.74%	0.74%	2.50%	309%	$9,303
Year Ended 12/31/2017	$10.89	3.34%	0.77%	0.77%	2.15%	240%	$10,669
Year Ended 12/31/2016	$10.77	2.23%	0.82%	0.81%	2.03%	17%	$10,146
Year Ended 12/31/2015	$10.75	0.54%	0.82%	0.81%	1.94%	20%	$6,999
Year Ended 12/31/2014	$10.90	5.11%	0.82%	0.81%	1.98%	11%	$5,070
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	289

Financial Highlights
Variable Portfolio – Partners Small Cap Growth Fund
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$21.95	(0.11)	(0.91)	(1.02)
Year Ended 12/31/2017	$18.48	(0.08)	3.55	3.47
Year Ended 12/31/2016	$17.33	(0.04)	1.19	1.15
Year Ended 12/31/2015	$18.25	(0.04)	(0.88)	(0.92)
Year Ended 12/31/2014	$18.30	(0.08)	0.03	(0.05)
Class 2
Year Ended 12/31/2018	$21.53	(0.17)	(0.88)	(1.05)
Year Ended 12/31/2017	$18.17	(0.13)	3.49	3.36
Year Ended 12/31/2016	$17.08	(0.08)	1.17	1.09
Year Ended 12/31/2015	$18.04	(0.08)	(0.88)	(0.96)
Year Ended 12/31/2014	$18.13	(0.12)	0.03	(0.09)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
290	Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
Variable Portfolio – Partners Small Cap Growth Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$20.93	(4.65%)	0.87%	0.86%	(0.46%)	113%	$579,389
Year Ended 12/31/2017	$21.95	18.78%	0.91%	0.91%	(0.42%)	114%	$644,746
Year Ended 12/31/2016	$18.48	6.64%	0.98%	0.94%	(0.25%)	90%	$611,339
Year Ended 12/31/2015	$17.33	(5.04%)	1.02%	0.96%	(0.20%)	63%	$609,772
Year Ended 12/31/2014	$18.25	(0.27%)	1.02%	0.96%	(0.46%)	43%	$536,791
Class 2
Year Ended 12/31/2018	$20.48	(4.88%)	1.12%	1.11%	(0.70%)	113%	$8,375
Year Ended 12/31/2017	$21.53	18.49%	1.16%	1.16%	(0.67%)	114%	$7,101
Year Ended 12/31/2016	$18.17	6.38%	1.23%	1.19%	(0.50%)	90%	$5,031
Year Ended 12/31/2015	$17.08	(5.32%)	1.27%	1.21%	(0.46%)	63%	$4,734
Year Ended 12/31/2014	$18.04	(0.50%)	1.27%	1.21%	(0.70%)	43%	$3,355
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio Funds | Annual Report 2018	291

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Variable Portfolio – U.S. Equities Fund; CTIVP® – American Century Diversified Bond Fund; CTIVP® – AQR International Core Equity Fund; CTIVP® – CenterSquare Real Estate Fund; CTIVP® – DFA International Value Fund; CTIVP® – Los Angeles Capital Large Cap Growth Fund; CTIVP® – MFS® Value Fund; CTIVP® – Morgan Stanley Advantage Fund; CTIVP® – Oppenheimer International Growth Fund; CTIVP® – T. Rowe Price Large Cap Value Fund; CTIVP® – TCW Core Plus Bond Fund; CTIVP® – Wells Fargo Short Duration Government Fund; CTIVP® – Westfield Mid Cap Growth Fund; Variable Portfolio – Columbia Wanger International Equities Fund; Variable Portfolio – Partners Core Bond Fund; and Variable Portfolio – Partners Small Cap Growth Fund.
Effective May 1, 2018, the following Funds were renamed:
Current Fund names	Prior Fund names
CTIVP® — American Century Diversified Bond Fund	Variable Portfolio — American Century Diversified Bond Fund
CTIVP® — CenterSquare Real Estate Fund	Variable Portfolio — CenterSquare Real Estate Fund
CTIVP® — DFA International Value Fund	Variable Portfolio — DFA International Value Fund
CTIVP® — Los Angeles Capital Large Cap Growth Fund	Variable Portfolio — Los Angeles Capital Large Cap Growth Fund
CTIVP® — MFS® Value Fund	Variable Portfolio — MFS® Value Fund
CTIVP® — Morgan Stanley Advantage Fund	Variable Portfolio — Morgan Stanley Advantage Fund
CTIVP® — Oppenheimer International Growth Fund	Variable Portfolio — Oppenheimer International Growth Fund
CTIVP® — Pyramis® International Equity Fund	Variable Portfolio — Pyramis® International Equity Fund
CTIVP® — T. Rowe Price Large Cap Value Fund	Variable Portfolio — T. Rowe Price Large Cap Value Fund
CTIVP® — TCW Core Plus Bond Fund	Variable Portfolio — TCW Core Plus Bond Fund
CTIVP® — Wells Fargo Short Duration Government Fund	Variable Portfolio — Wells Fargo Short Duration Government Fund
CTIVP® — Westfield Mid Cap Growth Fund	Variable Portfolio — Westfield Mid Cap Growth Fund
Effective May 21, 2018, CTIVP® – Pyramis® International Equity Fund was renamed CTIVP® – AQR International Core Equity Fund.
Each Fund currently operates as a diversified fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to one or more Funds. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
292	Variable Portfolio Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
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Notes to Financial Statements  (continued)
December 31, 2018
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
Certain Funds invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer
294	Variable Portfolio Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
December 31, 2018
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. Certain Funds utilized forward foreign currency exchange contracts as detailed below:
Forward foreign currency exchange contracts	Funds
To hedge the currency exposure associated with some or all of the Fund’s securities	CTIVP® — American Century Diversified Bond Fund and CTIVP® — TCW Core Plus Bond Fund
To shift foreign currency exposure back to U.S. dollars	CTIVP® — American Century Diversified Bond Fund and CTIVP® — TCW Core Plus Bond Fund
To shift investment exposure from one currency to another	CTIVP® — American Century Diversified Bond Fund
To generate total return through long and short currency positions versus the U.S. dollar	CTIVP® — American Century Diversified Bond Fund
To generate interest rate differential yield	CTIVP® — American Century Diversified Bond Fund
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:
Futures contracts	Funds
To produce incremental earnings	CTIVP® — TCW Core Plus Bond Fund
To manage the duration and yield curve exposure of the Fund versus the benchmark	CTIVP® — American Century Diversified Bond Fund, CTIVP® — TCW Core Plus Bond Fund and CTIVP® — Wells Fargo Short Duration Government Fund
To maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions	Columbia Variable Portfolio — U.S. Equities Fund and CTIVP® — AQR International Core Equity Fund
To manage exposure to the securities market	CTIVP® — AQR International Core Equity Fund
To manage exposure to movements in interest rates	CTIVP® — American Century Diversified Bond Fund, CTIVP® — TCW Core Plus Bond Fund and CTIVP® — Wells Fargo Short Duration Government Fund
Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into futures contracts, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
296	Variable Portfolio Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
Certain Funds entered into credit default swap contracts as detailed below:
Credit default swap contracts	Funds
To manage credit risk exposure	CTIVP® — American Century Diversified Bond Fund
To increase or decrease its credit exposure to a specific debt security or a basket of debt securities as a protection buyer or seller to reduce or increase overall credit exposure	CTIVP® — American Century Diversified Bond Fund
To increase or decrease its credit exposure to a credit sector	CTIVP® — American Century Diversified Bond Fund
These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be
Variable Portfolio Funds | Annual Report 2018	297

Notes to Financial Statements  (continued)
December 31, 2018
partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Variable Portfolio – U.S. Equities Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	62,012*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	107,680*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
298	Variable Portfolio Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(1,044,464)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(69,751)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	9,266,445

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
CTIVP® – American Century Diversified Bond Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	387,201*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	376,065
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,272,651*
Total		4,035,917

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	547,731*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,631,891
Total		2,179,622

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Variable Portfolio Funds | Annual Report 2018	299

Notes to Financial Statements  (continued)
December 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	2,930,226	2,930,226
Foreign exchange risk	30,596,720	—	—	30,596,720
Interest rate risk	—	12,184,214	—	12,184,214
Total	30,596,720	12,184,214	2,930,226	45,711,160

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(1,782,772)	(1,782,772)
Foreign exchange risk	2,853,701	—	—	2,853,701
Interest rate risk	—	2,571,815	—	2,571,815
Total	2,853,701	2,571,815	(1,782,772)	3,642,744
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	210,308,708
Futures contracts — short	144,702,041
Credit default swap contracts — sell protection	68,980,000

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	4,225,309	(5,200,437)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
CTIVP® – AQR International Core Equity Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	778,543*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
300	Variable Portfolio Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(13,262,905)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(2,125,070)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	51,777,073

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
CTIVP® – TCW Core Plus Bond Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	7,777,383*

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	767,702

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Variable Portfolio Funds | Annual Report 2018	301

Notes to Financial Statements  (continued)
December 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	(639,273)	—	(639,273)
Interest rate risk	—	(8,385,127)	(8,385,127)
Total	(639,273)	(8,385,127)	(9,024,400)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	(1,109,013)	—	(1,109,013)
Interest rate risk	—	8,799,055	8,799,055
Total	(1,109,013)	8,799,055	7,690,042
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	632,682,986

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	443,055	(631,884)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
CTIVP® – Wells Fargo Short Duration Government Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,719,504*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,516,029*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
302	Variable Portfolio Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	645,115

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(835,875)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	174,100,172
Futures contracts — short	98,098,486

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Investments in senior loans
Certain Funds may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
Certain Funds may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Variable Portfolio Funds | Annual Report 2018	303

Notes to Financial Statements  (continued)
December 31, 2018
To be announced securities
Certain Funds may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
Certain Funds may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
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Notes to Financial Statements  (continued)
December 31, 2018
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
CTIVP® – American Century Diversified Bond Fund
	Goldman Sachs ($)	JPMorgan ($)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	53,135	-	-	53,135
Forward foreign currency exchange contracts	346,626	29,439	-	376,065
Total assets	399,761	29,439	-	429,200
Liabilities
Forward foreign currency exchange contracts	678,086	627,052	326,753	1,631,891
Total liabilities	678,086	627,052	326,753	1,631,891
Total financial and derivative net assets	(278,325)	(597,613)	(326,753)	(1,202,691)
Total collateral received (pledged) (b)	-	-	-	-
Net amount (c)	(278,325)	(597,613)	(326,753)	(1,202,691)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
CTIVP® – TCW Core Plus Bond Fund
Goldman Sachs ($)
Liabilities
Forward foreign currency exchange contracts	767,702
Total financial and derivative net assets	(767,702)
Total collateral received (pledged) (a)	-
Net amount (b)	(767,702)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
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Notes to Financial Statements  (continued)
December 31, 2018
Certain Funds may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
Certain Funds may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
For federal income tax purposes, each Fund is treated as a separate entity.
Columbia Variable Portfolio – U.S. Equities Fund, CTIVP® – Los Angeles Capital Large Cap Growth Fund, CTIVP® – MFS® Value Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – T. Rowe Price Large Cap Value Fund, CTIVP® – Westfield Mid Cap Growth Fund and Variable Portfolio – Partners Small Cap Growth Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each Fund’s net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
CTIVP® – American Century Diversified Bond Fund, CTIVP® – AQR International Core Equity Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – DFA International Value Fund, CTIVP® – Oppenheimer International Growth Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund, Variable Portfolio – Columbia Wanger International Equities Fund and Variable Portfolio – Partners Core Bond Fund intend to qualify each year as separate “regulated investment companies” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their
306	Variable Portfolio Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
investment company taxable income and net capital gain, if any, for their tax year, and as such will not be subject to federal income taxes. In addition, because the Funds meet the exception under Internal Revenue Code Section 4982(f), the Funds expect not to be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.
Foreign taxes
The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to Subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for CTIVP® – AQR International Core Equity Fund, CTIVP® – DFA International Value Fund, CTIVP® – Oppenheimer International Growth Fund and Variable Portfolio – Columbia Wanger International Equities Fund. Dividends from net investment income, if any, are declared and distributed annually, when available, for CTIVP® – American Century Diversified Bond Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund and Variable Portfolio – Partners Core Bond Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of each Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between
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Notes to Financial Statements  (continued)
December 31, 2018
Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
Each Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides each Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by each Fund. Each Fund, as described below, has entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds’ subadvisers (see Subadvisory agreements note below). The management services fee is an annual fee that is equal to a percentage of each Fund’s daily net assets that declines as each Fund’s net assets increase.
The fee rate range and effective management services fee rate for each Fund, as a percentage of each Fund’s average daily net assets for the year ended December 31, 2018, were as follows:
	High (%)	Low (%)	Effective management services fee (%)
Columbia Variable Portfolio – U.S. Equities Fund	0.87	0.75	0.84
CTIVP® – American Century Diversified Bond Fund	0.50	0.34	0.47
CTIVP® – AQR International Core Equity Fund	0.87	0.67	0.81
CTIVP® – CenterSquare Real Estate Fund	0.75	0.66	0.75
CTIVP® – DFA International Value Fund	0.87	0.67	0.81
CTIVP® – Los Angeles Capital Large Cap Growth Fund	0.71	0.53	0.68
CTIVP® – MFS® Value Fund	0.71	0.53	0.67
CTIVP® – Morgan Stanley Advantage Fund	0.71	0.53	0.66
CTIVP® – Oppenheimer International Growth Fund	0.92	0.75	0.89
CTIVP® – T. Rowe Price Large Cap Value Fund	0.71	0.53	0.66
CTIVP® – TCW Core Plus Bond Fund	0.50	0.34	0.48
CTIVP® – Wells Fargo Short Duration Government Fund	0.43	0.28	0.43
CTIVP® – Westfield Mid Cap Growth Fund	0.81	0.68	0.81
Variable Portfolio – Columbia Wanger International Equities Fund	0.97	0.77	1.00
Variable Portfolio – Partners Core Bond Fund	0.50	0.34	0.48
Variable Portfolio – Partners Small Cap Growth Fund	0.87	0.75	0.86
For CTIVP® – AQR International Core Equity Fund, prior to May 1, 2018, the management services fee was an annual fee that was equal to a percentage of the Fund’s average daily net assets that declined from 0.93% to 0.75% as the Fund’s net assets increased.
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Notes to Financial Statements  (continued)
December 31, 2018
For CTIVP® – Oppenheimer International Growth Fund, prior to July 1, 2018, the management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.93% to 0.75% as the Fund’s net assets increase.
For Variable Portfolio - Columbia Wanger International Equities Fund, prior to July 1, 2018, the management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 1.03% to 0.77% as the Fund’s net assets increase.
Subadvisory agreements
The Investment Manager may contract with and compensate subadvisers to manage the investment of each Fund’s assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:
Fund	Subadviser(s)
Columbia Variable Portfolio — U.S. Equities Fund	Columbia Wanger Asset Management, LLC(a)
CTIVP® — American Century Diversified Bond Fund	American Century Investment Management, Inc.
CTIVP® — AQR International Core Equity Fund	AQR Capital Management, LLC(b)
CTIVP® — CenterSquare Real Estate Fund	CenterSquare Investment Management LLC(c)
CTIVP® — DFA International Value Fund	Dimensional Fund Advisors LP
CTIVP® — Los Angeles Capital Large Cap Growth Fund	Los Angeles Capital Management and Equity Research, Inc.
CTIVP® — MFS® Value Fund	Massachusetts Financial Services Company
CTIVP® — Morgan Stanley Advantage Fund	Morgan Stanley Investment Management Inc.
CTIVP® — Oppenheimer International Growth Fund	OppenheimerFunds, Inc.
CTIVP® — T. Rowe Price Large Cap Value Fund	T. Rowe Price Associates, Inc.
CTIVP® — TCW Core Plus Bond Fund	TCW Investment Management Company LLC
CTIVP® — Wells Fargo Short Duration Government Fund	Wells Capital Management Incorporated
CTIVP® — Westfield Mid Cap Growth Fund	Westfield Capital Management Company, L.P.
Variable Portfolio — Columbia Wanger International Equities Fund	Columbia Wanger Asset Management, LLC(a)
Variable Portfolio — Partners Core Bond Fund	J.P. Morgan Investment Management Inc. Wells Capital Management Incorporated
Variable Portfolio — Partners Small Cap Growth Fund	BMO Asset Management Corp. Kennedy Capital Management, Inc.(d) Wells Capital Management Incorporated
(a)	A wholly-owned subsidiary of the Investment Manager.
(b)	Effective May 21, 2018, the Investment Manager entered into a Subadvisory Agreement with AQR Capital Management, LLC to serve as the subadviser to the Fund. Prior to May 21, 2018, FIAM LLC (doing business as Pyramis Global Advisors) served as the subadviser to the Fund.
(c)	Effective January 2, 2018, the Investment Manager entered into a Subadvisory Agreement with CenterSquare Investment Management LLC following a change of control, and the resulting automatic termination of the Subadvisory Agreement with its predecessor, CenterSquare Investment Management, Inc.
(d)	Effective December 10, 2018, Kennedy Capital Management, Inc. no longer serves as a subadviser to the Fund.
For Columbia Variable Portfolio — U.S. Equities Fund, the Investment Manager manages a portion of the Fund’s assets. For Variable Portfolio — Partners Core Bond Fund and Variable Portfolio — Partners Small Cap Growth Fund, each subadviser manages a portion of the assets of the Fund. New investments, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager’s determination, subject to the oversight of the Board of Trustees, of the allocation that is in the best interest of the Fund’s shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain
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Notes to Financial Statements  (continued)
December 31, 2018
funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Funds.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2018, certain Funds engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act for the following Funds aggregated to:
Fund	Purchases ($)	Sales ($)	Realized gain/(loss) from sale transactions ($)
CTIVP® – AQR International Core Equity Fund	5,253,316	2,598,711	856,058
CTIVP® – MFS® Value Fund	—	9,429,746	4,894,592
CTIVP® – Oppenheimer International Growth Fund	2,775,060	4,760,190	(5,438,884)
Variable Portfolio – Columbia Wanger International Equities Fund	442,688	—	—
Service fees
Each Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, each Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are directly or indirectly in each Fund, up to a cap approved by the Board of Trustees from time to time.
For the year ended December 31, 2018, each Fund’s effective service fee rate as a percentage of the Fund’s average daily net assets was as follows:
Effective service fee (%)
Columbia Variable Portfolio – U.S. Equities Fund	0.00
CTIVP® – American Century Diversified Bond Fund	0.00
CTIVP® – AQR International Core Equity Fund	0.00
CTIVP® – CenterSquare Real Estate Fund	0.00
CTIVP® – DFA International Value Fund	0.00
CTIVP® – Los Angeles Capital Large Cap Growth Fund	0.00
CTIVP® – MFS® Value Fund	0.00
CTIVP® – Morgan Stanley Advantage Fund	0.00
CTIVP® – Oppenheimer International Growth Fund	0.00
CTIVP® – T. Rowe Price Large Cap Value Fund	0.00
CTIVP® – TCW Core Plus Bond Fund	0.00
CTIVP® – Wells Fargo Short Duration Government Fund	0.00
CTIVP® – Westfield Mid Cap Growth Fund	0.00
Variable Portfolio – Columbia Wanger International Equities Fund	0.02
Variable Portfolio – Partners Core Bond Fund	0.00
Variable Portfolio – Partners Small Cap Growth Fund	0.00
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Notes to Financial Statements  (continued)
December 31, 2018
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to each Fund.
Distribution and/or service fees
The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 shares. The Funds pay no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019		Prior to May 1, 2018
	Class 1 (%)	Class 2 (%)	Class 1 (%)	Class 2 (%)
Columbia Variable Portfolio – U.S. Equities Fund	0.88	1.13	0.88	1.13
CTIVP® – American Century Diversified Bond Fund	0.56	0.81	0.57	0.82
CTIVP® – AQR International Core Equity Fund	0.88	1.13	0.96	1.21
CTIVP® – CenterSquare Real Estate Fund	0.91	1.16	0.94	1.19
CTIVP® – DFA International Value Fund	0.92	1.17	0.99	1.24
CTIVP® – Los Angeles Capital Large Cap Growth Fund	0.75	1.00	0.79	1.04
CTIVP® – MFS® Value Fund	0.72	0.97	0.75	1.00
CTIVP® – Morgan Stanley Advantage Fund	0.75	1.00	0.79	1.04
CTIVP® – Oppenheimer International Growth Fund	0.92	1.17	0.96	1.21
CTIVP® – T. Rowe Price Large Cap Value Fund	0.71	0.96	0.76	1.01
CTIVP® – TCW Core Plus Bond Fund	0.56	0.81	0.56	0.81
CTIVP® – Wells Fargo Short Duration Government Fund	0.48	0.73	0.53	0.78
CTIVP® – Westfield Mid Cap Growth Fund	0.84	1.09	0.88	1.13
Variable Portfolio – Columbia Wanger International Equities Fund	1.08	1.33	1.16	1.41
Variable Portfolio – Partners Core Bond Fund	0.52	0.77	0.56	0.81
Variable Portfolio – Partners Small Cap Growth Fund	0.86	1.11	0.93	1.18
Columbia Variable Portfolio - U.S. Equities Fund and CTIVP® - TCW Core Plus Bond Fund each had a voluntary expense reimbursement arrangement from May 1, 2018 to June 30, 2018. The annual limitation rates were the same under the voluntary expense reimbursement arrangement, which changed to a contractual arrangement effective July 1, 2018 through April 30, 2019.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
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Notes to Financial Statements  (continued)
December 31, 2018
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, derivative investments, tax straddles, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities, foreign currency transactions, distribution reclassifications, foreign capital gains tax and former PFIC holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid in capital increase (decrease) ($)
CTIVP® – American Century Diversified Bond Fund	(9,509,217)	9,509,217	—
CTIVP® – AQR International Core Equity Fund	3,037,057	(3,037,056)	(1)
CTIVP® – CenterSquare Real Estate Fund	(49,885)	49,885	—
CTIVP® – DFA International Value Fund	1,763,484	(1,763,484)	—
CTIVP® – Oppenheimer International Growth Fund	(116,078)	116,078	—
CTIVP® – TCW Core Plus Bond Fund	662,376	(1,980,641)	1,318,265
CTIVP® – Wells Fargo Short Duration Government Fund	—	—	—
Variable Portfolio – Columbia Wanger International Equities Fund	193,869	(193,869)	—
Variable Portfolio – Partners Core Bond Fund	(368,552)	368,552	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
	Year Ended December 31, 2018			Year Ended December 31, 2017
Fund	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
CTIVP® – American Century Diversified Bond Fund	123,121,198	6,344,842	129,466,040	114,411,102	3,294,140	117,705,242
CTIVP® – AQR International Core Equity Fund	56,806,807	6,405,034	63,211,841	48,283,449	—	48,283,449
CTIVP® – CenterSquare Real Estate Fund	8,555,075	3,542,246	12,097,321	9,469,110	12,698,073	22,167,183
CTIVP® – DFA International Value Fund	48,509,895	5,906,574	54,416,469	36,838,456	—	36,838,456
CTIVP® – Oppenheimer International Growth Fund	16,410,432	62,583,816	78,994,248	13,182,045	146,435,274	159,617,319
CTIVP® – TCW Core Plus Bond Fund	64,479,058	1,190,228	65,669,286	54,285,250	6,912,871	61,198,121
CTIVP® – Wells Fargo Short Duration Government Fund	11,639,920	—	11,639,920	9,978,704	—	9,978,704
Variable Portfolio – Columbia Wanger International Equities Fund	3,471,871	6,474,707	9,946,578	930,491	9,519,656	10,450,147
Variable Portfolio – Partners Core Bond Fund	83,441,510	34,544,379	117,985,889	78,282,807	1,986,070	80,268,877
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
312	Variable Portfolio Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
CTIVP® – American Century Diversified Bond Fund	115,495,576	—	(62,440,931)	(47,649,824)
CTIVP® – AQR International Core Equity Fund	5,750,644	45,629,868	—	(243,430,858)
CTIVP® – CenterSquare Real Estate Fund	9,098,615	—	(7,551,266)	(22,401,286)
CTIVP® – DFA International Value Fund	10,764,210	24,705,800	—	(98,923,773)
CTIVP® – Oppenheimer International Growth Fund	4,588,839	28,326,052	—	(26,339,514)
CTIVP® – TCW Core Plus Bond Fund	73,989,373	—	(36,902,236)	(25,359,395)
CTIVP® – Wells Fargo Short Duration Government Fund	20,237,070	—	(12,604,425)	(1,391,272)
Variable Portfolio – Columbia Wanger International Equities Fund	—	8,010,165	—	(12,507,394)
Variable Portfolio – Partners Core Bond Fund	86,658,676	—	(44,172,243)	(18,509,680)
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
CTIVP® – American Century Diversified Bond Fund	2,181,700,835	14,036,527	(61,686,351)	(47,649,824)
CTIVP® – AQR International Core Equity Fund	2,996,254,222	43,708,583	(287,139,441)	(243,430,858)
CTIVP® – CenterSquare Real Estate Fund	446,352,254	11,758,926	(34,160,212)	(22,401,286)
CTIVP® – DFA International Value Fund	933,996,534	52,412,832	(151,336,605)	(98,923,773)
CTIVP® – Oppenheimer International Growth Fund	845,942,502	90,164,603	(116,504,117)	(26,339,514)
CTIVP® – TCW Core Plus Bond Fund	2,784,151,155	30,087,001	(55,446,396)	(25,359,395)
CTIVP® – Wells Fargo Short Duration Government Fund	2,138,645,801	3,922,515	(5,313,787)	(1,391,272)
Variable Portfolio – Columbia Wanger International Equities Fund	117,534,648	5,408,958	(17,916,352)	(12,507,394)
Variable Portfolio – Partners Core Bond Fund	3,701,207,749	23,903,134	(42,412,814)	(18,509,680)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
Fund	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
CTIVP® – American Century Diversified Bond Fund	—	13,436,449	49,004,482	62,440,931	—	—	—
CTIVP® – CenterSquare Real Estate Fund	—	1,327,652	6,223,614	7,551,266	—	—	—
CTIVP® – TCW Core Plus Bond Fund	—	32,534,494	4,367,742	36,902,236	—	—	—
CTIVP® – Wells Fargo Short Duration Government Fund	—	2,621,580	9,982,845	12,604,425	—	—	—
Variable Portfolio – Partners Core Bond Fund	—	28,664,846	15,507,397	44,172,243	—	—	—
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Variable Portfolio Funds | Annual Report 2018	313

Notes to Financial Statements  (continued)
December 31, 2018
Note 5. Portfolio information
For the year ended December 31, 2018, the cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)	Purchases of U.S. Government securities ($)	Proceeds from sales of U.S. Government securities ($)
Columbia Variable Portfolio – U.S. Equities Fund	816,268,670	898,695,444	—	—
CTIVP® – American Century Diversified Bond Fund	5,107,035,399	6,984,561,675	4,087,032,439	4,767,126,331
CTIVP® – AQR International Core Equity Fund	3,208,580,902	2,590,221,809	—	—
CTIVP® – CenterSquare Real Estate Fund	236,471,261	223,484,443	—	—
CTIVP® – DFA International Value Fund	249,529,876	851,953,825	—	—
CTIVP® – Los Angeles Capital Large Cap Growth Fund	1,597,308,346	1,596,526,491	—	—
CTIVP® – MFS® Value Fund	150,022,238	553,178,845	—	—
CTIVP® – Morgan Stanley Advantage Fund	1,455,372,901	1,391,226,209	—	—
CTIVP® – Oppenheimer International Growth Fund	281,951,234	859,492,662	—	—
CTIVP® – T. Rowe Price Large Cap Value Fund	453,172,119	743,222,138	—	—
CTIVP® – TCW Core Plus Bond Fund	4,892,341,783	4,993,726,986	4,213,588,922	4,457,471,738
CTIVP® – Wells Fargo Short Duration Government Fund	5,415,943,002	4,348,276,832	5,206,921,701	4,172,972,190
CTIVP® – Westfield Mid Cap Growth Fund	402,191,614	396,786,574	—	—
Variable Portfolio – Columbia Wanger International Equities Fund	71,533,418	66,566,858	—	—
Variable Portfolio – Partners Core Bond Fund	10,342,387,718	10,072,468,453	8,999,893,242	8,580,673,932
Variable Portfolio – Partners Small Cap Growth Fund	767,569,603	810,990,060	—	—
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Commission recapture
Prior to May 21, 2018, CTIVP® - Pyramis® International Equity Fund (now known as CTIVP® - AQR International Core Equity Fund) participated in the Pyramis Global Advisors’ commission recapture program (the Program). From January 1, 2018 through May 21, 2018, the Fund received cash rebates of $591,061 from the Program which are included in net realized gain or loss on investments in the Statement of Operations.
Note 7. Affiliated money market fund
Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, each Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
314	Variable Portfolio Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Funds’ activity in the Interfund Program during the year ended December 31, 2018 was as follows:
Fund	Borrower or Lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
CTIVP® – AQR International Core Equity Fund	Lender	3,128,571	2.68	7
CTIVP® – MFS® Value Fund	Borrower	(1,525,000)	2.77	4
CTIVP® – Morgan Stanley Advantage Fund	Lender	3,500,000	2.65	6
CTIVP® – Oppenheimer International Growth Fund	Lender	6,150,000	2.92	4
CTIVP® – T. Rowe Price Large Cap Value Fund	Lender	2,800,000	2.80	3
CTIVP® – Westfield Mid Cap Growth Fund	Lender	1,400,000	2.71	3
Variable Portfolio – Partners Core Bond Fund	Lender	13,566,667	2.96	6
Interest income earned and interest expense incurred, if any, are recorded as Interfund lending in the Statement of Operations. Variable Portfolio – Partners Core Bond Fund had an outstanding interfund lending receivable amount at December 31, 2018 as shown on the Statement of Assets and Liabilities. The loans are unsecured. The remaining funds had no outstanding interfund loans at December 31, 2018.
Note 9. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
No Fund had borrowings during the year ended December 31, 2018.
Note 10. Significant risks
Consumer discretionary sector risk
CTIVP® – Morgan Stanley Advantage Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by CTIVP® – American Century Diversified Bond Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund and Variable Portfolio – Partners Core Bond Fund may present increased credit risk as compared to higher-rated debt securities.
Variable Portfolio Funds | Annual Report 2018	315

Notes to Financial Statements  (continued)
December 31, 2018
Financial sector risk
CTIVP® – DFA International Value Fund, CTIVP® – MFS® Value Fund and CTIVP® – T. Rowe Price Large Cap Value Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that CTIVP® – AQR International Core Equity Fund, CTIVP® – DFA International Value Fund, CTIVP® – Oppenheimer International Growth Fund and Variable Portfolio – Columbia Wanger International Equities Fund concentrate their investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Health care sector risk
Variable Portfolio – Partners Small Cap Growth Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Industrial sector risk
Variable Portfolio – Columbia Wanger International Equities Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by CTIVP® – American Century Diversified Bond Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund and Variable Portfolio – Partners Core Bond Fund resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
316	Variable Portfolio Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of CTIVP® – American Century Diversified Bond Fund, CTIVP®– TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund and Variable Portfolio – Partners Core Bond Fund investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing CTIVP® – American Century Diversified Bond Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund and Variable Portfolio – Partners Core Bond Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Real estate sector risk
CTIVP®– CenterSquare Real Estate Fund may be more susceptible to the particular risks of real estate related investments including risks of investing in REITs.
The risks associated with the ownership of real estate and the real estate industry in general can include fluctuations in the value of the properties underlying the Fund’s portfolio holdings, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.
REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Shareholder concentration risk
At December 31, 2018, the affiliated shareholder accounts, including affiliated fund-of-funds and separate accounts of affiliated insurance companies, owned 100% of Class 1 and Class 2 shares of each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Variable Portfolio Funds | Annual Report 2018	317

Notes to Financial Statements  (continued)
December 31, 2018
Small- and mid-cap company risk
Columbia Variable Portfolio – U.S. Equities Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – MFS® Value Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – Oppenheimer International Growth Fund, CTIVP® – Westfield Mid Cap Growth Fund, Variable Portfolio – Columbia Wanger International Equities Fund and Variable Portfolio – Partners Small Cap Growth Fund investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Technology and technology-related investment risk
CTIVP® – Los Angeles Capital Large Cap Growth Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – Oppenheimer International Growth Fund, CTIVP® – Westfield Mid Cap Growth Fund and Variable Portfolio – Partners Small Cap Growth Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if they were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
318	Variable Portfolio Funds | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – U.S. Equities Fund, CTIVP® – American Century Diversified Bond Fund, CTIVP® – AQR International Core Equity Fund, CTIVP® – CenterSquare Real Estate Fund, CTIVP® – DFA International Value Fund, CTIVP® – Los Angeles Capital Large Cap Growth Fund, CTIVP® – MFS® Value Fund, CTIVP® – Morgan Stanley Advantage Fund, CTIVP® – Oppenheimer International Growth Fund, CTIVP® – T. Rowe Price Large Cap Value Fund, CTIVP® – TCW Core Plus Bond Fund, CTIVP® – Wells Fargo Short Duration Government Fund, CTIVP® – Westfield Mid Cap Growth Fund, Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – Partners Core Bond Fund, and Variable Portfolio – Partners Small Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Variable Portfolio - U.S. Equities Fund, CTIVP® - American Century Diversified Bond Fund, CTIVP® - AQR International Core Equity Fund, CTIVP® - CenterSquare Real Estate Fund, CTIVP® - DFA International Value Fund, CTIVP® - Los Angeles Capital Large Cap Growth Fund, CTIVP® - MFS® Value Fund, CTIVP® - Morgan Stanley Advantage Fund, CTIVP® - Oppenheimer International Growth Fund, CTIVP® - T. Rowe Price Large Cap Value Fund, CTIVP® - TCW Core Plus Bond Fund, CTIVP® - Wells Fargo Short Duration Government Fund, CTIVP® - Westfield Mid Cap Growth Fund, Variable Portfolio - Columbia Wanger International Equities Fund, Variable Portfolio - Partners Core Bond Fund, and Variable Portfolio - Partners Small Cap Growth Fund (sixteen of the funds constituting Columbia Funds Variable Series Trust II, hereafter collectively referred to as the "Funds") as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio Funds | Annual Report 2018	319

Federal Income Tax Information
(Unaudited)
The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2018.
	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
CTIVP® – American Century Diversified Bond Fund	0.00%	$0	$0	$0.00	$0	$0.00
CTIVP® – AQR International Core Equity Fund	0.00%	$48,122,108	$7,694,163	$0.03	$84,172,107	$0.29
CTIVP® – CenterSquare Real Estate Fund	0.50%	$0	$0	$0.00	$0	$0.00
CTIVP® – DFA International Value Fund	0.00%	$26,176,690	$5,376,924	$0.06	$62,717,552	$0.68
CTIVP® – Oppenheimer International Growth Fund	0.00%	$30,162,414	$2,892,801	$0.03	$30,551,464	$0.35
CTIVP® – TCW Core Plus Bond Fund	0.00%	$0	$0	$0.00	$0	$0.00
CTIVP® – Wells Fargo Short Duration Government Fund	0.00%	$0	$0	$0.00	$0	$0.00
Variable Portfolio – Columbia Wanger International Equities Fund	0.17%	$8,555,482	$220,312	$0.01	$2,741,461	$0.12
Variable Portfolio – Partners Core Bond Fund	0.00%	$0	$0	$0.00	$0	$0.00
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
The CTIVP® – CenterSquare Real Estate Fund also hereby designates an additional capital gain dividend of $211,187 attributable to the fiscal year ended December 31, 2017, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Foreign taxes for CTIVP® – AQR International Core Equity Fund, CTIVP® – DFA International Value Fund, and CTIVP® – Oppenheimer International Growth Fund are deemed to be passed through to shareholders with dividends paid after the close of the taxable year, on the next regularly scheduled distribution date of March 28, 2019.
320	Variable Portfolio Funds | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Variable Portfolio Funds | Annual Report 2018	321

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
322	Variable Portfolio Funds | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
Variable Portfolio Funds | Annual Report 2018	323

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Funds’ Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
324	Variable Portfolio Funds | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Funds as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio Funds | Annual Report 2018	325

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which each Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). Each Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. Each Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
326	Variable Portfolio Funds | Annual Report 2018

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Variable Portfolio Funds
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6546 AR (02/19)

Annual Report
December 31, 2018
Columbia Variable Portfolio Funds
References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:
Columbia Variable Portfolio – Global Strategic Income Fund
(formerly Columbia Variable Portfolio – Global Bond Fund)
Columbia Variable Portfolio – Intermediate Bond Fund
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
CTIVP® – MFS® Blended Research® Core Equity Fund
CTIVP® – Victory Sycamore Established Value Fund
Variable Portfolio – Partners Small Cap Value Fund
Please remember that you may not buy (nor will you own) shares of a Fund directly. Each Fund is available through variable annuity contracts or variable life insurance policies, (collectively, Contracts) offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans (Qualified Plans). Please contact your financial advisor or insurance representative for more information.
This annual report may contain information on a Fund not available under your Contract or Qualified Plan. Please refer to your Contract prospectus or Qualified Plan disclosure document for information regarding the investment options available to you.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Variable Portfolio Funds  |  Annual Report 2018

Fund at a Glance
Columbia Variable Portfolio – Global Strategic Income Fund
Investment objective
Columbia Variable Portfolio – Global Strategic Income Fund (the Fund) seeks to provide shareholders with high total return through income and growth of capital.
Portfolio management
Gene Tannuzzo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Tim Jagger
Portfolio Manager
Managed Fund since November 2018
Ryan Staszewski, CFA
Portfolio Manager
Managed Fund since November 2018
Effective November 2018, Adrian Hilton no longer serves as a portfolio manager of the Fund.
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-5.20	-1.20	1.46
Class 2*	05/03/10	-5.51	-1.45	1.22
Class 3	05/01/96	-5.34	-1.31	1.34
Bloomberg Barclays Global Aggregate Hedged USD Index		1.76	3.44	3.78
Bloomberg Barclays Global Credit Hedged USD Index		-0.47	3.54	5.29
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
Effective November 15, 2018 the Fund compares its performance to that of the Bloomberg Barclays Global Aggregate Hedged USD Index (the New Index). Prior to this date, the Fund compared its performance to that of the Bloomberg Barclays Global Aggregate Index (unhedged) (the Former Index). The Fund’s investment manager recommended this change because it believes that the New Index provides a more appropriate basis for comparing the Fund’s performance. Information on the Former Index will continue to be shown for a one-year transition period. Also effective November 15, 2018, the Fund compares its performance to the Bloomberg Barclays Global Credit Hedged USD Index as another measure of performance for markets in which the Fund may invest.
The Bloomberg Barclays Global Aggregate Hedged USD Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt, and global Treasury, and it is hedged back to the US dollar.
The Bloomberg Barclays Global Credit Hedged USD Index measures the global investment grade local currency corporate and government-related bond markets.
The Bloomberg Barclays Global Aggregate Index (unhedged) is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Variable Portfolio Funds | Annual Report 2018

Fund at a Glance  (continued)
Columbia Variable Portfolio – Global Strategic Income Fund
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Global Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Quality breakdown (%) (at December 31, 2018)
AAA rating	1.2
AA rating	2.3
A rating	7.4
BBB rating	50.3
BB rating	17.7
B rating	15.6
CCC rating	1.8
Not rated	3.7
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
Columbia Variable Portfolio Funds | Annual Report 2018	3

Fund at a Glance  (continued)
Columbia Variable Portfolio – Global Strategic Income Fund
Country breakdown (%) (at December 31, 2018)
Argentina	1.0
Australia	1.2
Belarus	0.5
Belgium	0.6
Brazil	1.3
Canada	0.8
Croatia	0.2
Czech Republic	0.3
Dominican Republic	1.1
Ecuador	0.2
Egypt	0.9
Finland	0.2
France	0.8
Germany	1.4
Honduras	1.1
Indonesia	2.3
Ireland	1.1
Italy	1.0
Ivory Coast	0.4
Kazakhstan	0.9
Luxembourg	0.7
Mexico	2.2
Netherlands	3.8
Nigeria	0.4
Oman	0.8
Paraguay	0.2
Qatar	0.7
Romania	0.2
Russian Federation	1.2
Saudi Arabia	0.6
Senegal	1.1
South Africa	0.4
Spain	0.5
Sweden	0.8
Switzerland	0.2
Turkey	0.9
United Kingdom	7.1
United States(a)	60.2
Virgin Islands	0.7
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2018, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2018)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	47.2	(65.9)	(18.7)
Foreign Currency Derivative Contracts	151.9	(233.2)	(81.3)
Total Notional Market Value of Derivative Contracts	199.1	(299.1)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.

4	Columbia Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance
Columbia Variable Portfolio – Global Strategic Income Fund
Effective November 26, 2018, the Fund changed its name to Columbia Variable Portfolio – Global Strategic Income Fund. Effective November 15, 2018, the Fund’s benchmark changed from the Bloomberg Barclays Global Aggregate Index (unhedged) to the Bloomberg Barclays Global Aggregate Hedged USD Index and the Fund assumed a secondary benchmark, the Bloomberg Barclays Global Credit Hedged USD Index.There was no change in the Fund’s investment objective.
For the 12-month period that ended December 31, 2018, the Fund’s Class 3 shares returned -5.34%. The Fund underperformed its new benchmark, the Bloomberg Barclays Global Aggregate Hedged USD Index, which returned 1.76% for the same period. The Fund also underperformed its secondary benchmark, the Bloomberg Barclays Global Credit Hedged USD Index, which returned -0.47% for the same period. The Fund’s former benchmark, the Bloomberg Barclays Global Aggregate Index (unhedged) returned -1.20% for the same period. The Fund’s underperformance of its new benchmark was driven primarily by interest rate and currency positioning overall. Sector allocation generated mixed results but contributed positively as a whole.
Burgeoning global risks weighed on investor sentiment toward global bond markets
The late 2017 U.S. tax reform windfall buoyed risk sentiment into January 2018, while improving economic activity and greenshoots of inflation emboldened the Federal Reserve (Fed) to maintain its interest rate hiking path. Economic optimism from major central banks quickly proved misplaced, however, and the U.S. stood out as the sole bright spot, with its economic growth accelerating to a peak in the third calendar quarter. Economic growth in Europe, Asia and emerging markets grew more tenuous under burgeoning risks of uncertainties related to the terms of the United Kingdom’s withdrawal from the European Union, Italian deficits, trade wars and currency crises. Although these risks failed to metastasize into slower U.S. economic growth during 2018, supporting the Fed’s four interest rate increases during the calendar year, the preponderance of global risks weighed on investor sentiment and pushed segments of the U.S. Treasury curve into inversion by year end. (An inverted yield curve is when yields on shorter term securities are higher than those on longer term securities.) Indeed, short-term U.S. Treasury rates climbed substantially, reflective of the Fed’s resolve in its hiking cycle, while longer term U.S. Treasury rates rose to a lesser extent. Fed Chair Powell’s seemingly apathetic nod to tightening financial conditions only further exacerbated the reversal in risk sentiment in the fourth quarter of 2018, as odds of a recession climbed. Riskier credit that had outperformed in the first half of the year, such as high-yield bank loans, underwent meaningful price corrections. At the end of the annual period, expectations for a 2019 pause in the Fed’s hiking cycle had grown, particularly as U.S. economic data began to decelerate from exceptionally elevated levels and the global economy was tested by a lack of resolution to the various persisting political, financial, trade and currency risks.
Interest rate and currency positioning weighed most on Fund returns
The Fund’s duration, or interest rate, positioning served as a meaningful hedge to its credit exposure toward the end of the annual period. However, duration positioning detracted from the Fund’s relative results early in the calendar year, as the Fund held an overweight to U.S. duration and maintained underweights to European and Japanese duration. As the Fed raised U.S. interest rates four times in 2018, driving U.S. rates higher, and no signs emerged of a start to a hiking cycle by either the European Central Bank or Bank of Japan, such duration positioning detracted. Currency positioning also detracted from the Fund’s relative results during the annual period, with an underweight to the euro at the beginning of the annual period the primary driver of disappointing results. Having an overweight to the Japanese yen during the annual period also hurt.
Security selection among investment-grade corporate bonds dampened relative results, as a few issues in which the Fund was invested experienced company-specific shocks that caused their spreads, or risk premiums, to widen substantially.
Sector allocation overall boosted Fund returns most
Sector allocation generated mixed results but contributed positively as a whole. Overweights to U.S. structured products, including non-agency mortgage-backed securities and asset-backed securities, particularly helped. The positive contribution from the structured products overweight was enough to more than offset losses from overweights relative to the benchmark to investment-grade and high-yield corporate bonds. The Fund’s overweight to corporate bonds was based on the sector’s strong fundamentals. However, this positioning detracted from relative results, as corporate bond sectors, both investment-grade and high-yield, experienced widening spreads during the annual period, especially toward year end.
The Fund’s exposure to local emerging market bonds also contributed positively to the Fund’s relative results during the annual period. Exposure to local currency bonds in Russia and South Africa added value, especially early in the calendar year.
Columbia Variable Portfolio Funds | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
Columbia Variable Portfolio – Global Strategic Income Fund
Repositioning of the Fund drove portfolio changes
During the annual period, the Fund’s Board of Trustees, at the recommendation of Columbia Management Investment Advisers, LLC, the Fund’s investment manager, decided to modify the Fund’s investment strategy in an effort to generate a better risk and return profile over time. As a result of these modifications much of the Fund’s active risk, especially in foreign currencies, was reduced. The Fund’s name change was subsequently made to better reflect its enhanced focus on generating positive returns from asset allocation across global credit sectors and security selection within those sectors. In changing the Fund’s primary benchmark, the goal was to move foreign currency risk, which generally has a modest expected return over time relative to its high volatility, into credit risk, which has historically been a comparatively better source of return over time relative to its volatility. By December of 2018, the Fund was fully repositioned.
Derivative positions in the Fund
The Fund utilized currency forwards and interest rate futures as a cost-effective way of implementing strategy shifts. We used these derivatives for a variety of purposes — to hedge unwanted risk exposures, to help manage the duration and yield curve positioning of the Fund and for investment purposes, i.e. to express market views in an effort to generate positive total return. On a stand-alone basis, the use of these derivatives negatively impacted the Fund’s results during the annual period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio Funds | Annual Report 2018

Fund at a Glance
Columbia Variable Portfolio – Intermediate Bond Fund
Investment objective
Columbia Variable Portfolio – Intermediate Bond Fund (the Fund) seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	0.40	2.92	4.87
Class 2*	05/03/10	0.14	2.64	4.63
Class 3	10/13/81	0.27	2.78	4.76
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	2.52	3.48
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio Funds | Annual Report 2018	7

Fund at a Glance  (continued)
Columbia Variable Portfolio – Intermediate Bond Fund
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Asset-Backed Securities — Agency	0.0 (a)
Asset-Backed Securities — Non-Agency	14.5
Commercial Mortgage-Backed Securities - Agency	1.8
Commercial Mortgage-Backed Securities - Non-Agency	6.5
Corporate Bonds & Notes	21.4
Foreign Government Obligations	3.2
Money Market Funds	1.9
Municipal Bonds	0.1
Options Purchased Calls	0.0 (a)
Residential Mortgage-Backed Securities - Agency	30.4
Residential Mortgage-Backed Securities - Non-Agency	18.0
Senior Loans	0.0 (a)
U.S. Treasury Obligations	2.2
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2018)
AAA rating	42.1
AA rating	7.2
A rating	6.0
BBB rating	18.4
BB rating	3.8
B rating	3.0
CCC rating	0.6
Not rated	18.9
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

8	Columbia Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance
Columbia Variable Portfolio – Intermediate Bond Fund
At December 31, 2018, approximately 87.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 3 shares returned 0.27%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.01% for the same period. The Fund’s overweight exposure to structured assets and positioning with respect to interest rates added to performance relative to the benchmark.
A tale of two periods
As the period opened, sentiment was buoyed by the passage at the end of 2017 of a tax bill viewed by investors as likely to further boost the U.S. economy. Against a backdrop of arguably full employment, the bond markets were on alert throughout the year for signs of inflationary pressures that could spur the U.S. Federal Reserve (Fed) to accelerate its timetable for normalizing short-term interest rates. Early February saw the posting of hiring and wage growth data for January that notably exceeded expectations, providing further momentum for a rise in longer term Treasury yields. In March, the prospect of a global trade war caused market jitters as the Trump administration announced tariffs on steel and aluminum as well as on a range of imports from China. However, increasingly robust economic growth and corporate earnings data soon overshadowed concerns over protectionist U.S. trade policy, allowing Treasury yields to resume their upward trend and supporting a further tightening of credit spreads.
The fourth quarter of 2018 witnessed a reversal of the conditions that had prevailed for most of the year. Prices declined for risk-oriented segments of the financial markets as mounting evidence of slowing growth overseas highlighted the downside risks of a global trade war. Early measures suggested that U.S. economic activity was starting to slow as well in the quarter, converging with global developed economies. At the same time, unemployment remained under 4% and core consumer inflation continued to hover around the Fed’s 2% target. In response to the combination of a tight labor market and target-level inflation, the Fed continued to tighten monetary policy, raising the fed funds rate in mid-December by a quarter point to the 2.25%- 2.50% range, the fourth such hike of 2018. The Fed also signaled two additional hikes in 2019. Risk markets reacted with alarm, fearing the Fed would overshoot on rates and exacerbate the slowing in economic activity, leading Treasury yields lower on a flight-to-safety trade.
While Treasury yields retreated in the fourth quarter, for the full 12 months ended December 31, 2018, yields finished higher along the length of the yield curve. In addition, the curve flattened as increases on the front-end were more significant. To illustrate, the two-year Treasury yield went from 1.89% to 2.48%, the 10-year from 2.41% to 2.69%, and the 30-year from 2.74% to 3.02%. Economically sensitive segments of the bond market lagged their higher quality counterparts for the 12 months, as credit spreads widened late in the period.
Asset allocation and interest rate positioning boosted Fund returns
In addition to a strong focus on individual security selection, the Fund actively manages its exposures to various segments of the U.S. fixed-income market, including U.S. Treasury and government agency issues, corporate bonds, and structured assets such as residential mortgage-backed (RMBS), commercial mortgage-backed (CMBS) and asset-backed securities (ABS).
The Fund’s overweight exposure to structured assets added to relative performance for the 12 months. The segment was supported by favorable consumer fundamentals including a backdrop of full employment, wage growth, and low delinquencies on credit card and auto loan receivables. In addition, the housing market remained reasonably resilient despite rising Treasury yields for much of the year and correspondingly higher borrowing costs for homebuyers. Within structured assets, positive contributions were led by exposure to CMBS and non-agency RMBS with relatively short maturities that outperformed corporate credit and Treasuries.
Columbia Variable Portfolio Funds | Annual Report 2018	9

Manager Discussion of Fund Performance  (continued)
Columbia Variable Portfolio – Intermediate Bond Fund
The Fund’s tactical positioning over the period with respect to overall portfolio duration and corresponding interest rate sensitivity added to performance. Specifically, the Fund carried a below-benchmark duration as Treasury yields moved higher before shifting to a somewhat longer stance as the fourth quarter progressed. In addition, the Fund was positioned to benefit from the flattening of the yield curve over the 12 months.
Selection within investment-grade corporate bonds detracted from performance relative to the benchmark. In particular, holdings of longer dated corporates weighed on return as interest rates rose. In addition, exposure to BBB-rated issues (the lowest investment-grade category) detracted as credit spreads widened late in the year. An out-of-benchmark allocation to below-investment grade, high-yield corporate debt also weighed on relative performance.
Derivative positions
During the annual period we sought to protect against the potential for rising interest rates by purchasing options on interest rate swaps (or “swaptions”). In addition, the Fund used Treasury futures contracts to manage interest rate risk in the portfolio. We also used index credit default swaps as a hedge against long cash positions to reduce the Fund’s overall credit exposure. On a stand-alone basis, the Fund’s use of these derivatives positively impacted performance.
At period’s end
Economic activity has begun to slow, giving the Fed ample reason to slow the tightening of monetary policy with fed funds now close to an estimated neutral policy rate. Over the past decade, global monetary policy has supported asset prices meaningfully and the continued unwinding of this policy support remained a primary concern at period end. While economic confidence has declined, risk premiums have broadly widened to reflect the significant uncertainty. Interest rates have retraced from elevated levels, but real rates remain near their highest levels going back to 2009.
The uncertainty surrounding economic growth in 2019 led us to take a cautious stance on credit risk. With higher real rates, exposure to interest rates looked more attractive than credit exposure, in part as a hedge against any deterioration in risk sentiment that leads spreads to widen and Treasury yields to decline. In this vein, the Fund ended the period with a long duration stance relative to the benchmark and a neutral credit profile, targeting bonds with stable cashflows that we believe should have limited volatility in response to changing credit spreads.
In an environment of elevated uncertainty, we believe that a balanced approach to risk is appropriate and that security selection will be the primary driver of positive relative performance.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
10	Columbia Variable Portfolio Funds | Annual Report 2018

Fund at a Glance
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Investment objective
CTIVP® – BlackRock Global Inflation-Protected Securities Fund (the Fund) seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.
Portfolio management
BlackRock Financial Management, Inc. (subadviser)
BlackRock International Limited (sub-subadviser)
Christopher Allen, CFA
Akiva Dickstein
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-0.33	3.56	3.88
Class 2*	05/03/10	-0.71	3.30	3.64
Class 3	09/13/04	-0.51	3.44	3.76
Bloomberg Barclays World Government Inflation-Linked Bond Index USD Hedged		0.10	4.21	4.57
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Fund’s performance prior to October 2012 reflects returns achieved by the Investment Manager according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays World Government Inflation-Linked Bond Index USD Hedged is an unmanaged index that measures the performance of the major government inflation-linked bond markets, including the United States, the United Kingdom, Australia, Canada, Sweden, France, Italy, Japan, Germany and Greece. The index reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio Funds | Annual Report 2018	11

Fund at a Glance  (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of CTIVP® – BlackRock Global Inflation-Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Quality breakdown (%) (at December 31, 2018)
AAA rating	47.8
AA rating	34.8
A rating	9.8
BBB rating	6.6
B rating	0.0 (a)
Not rated	1.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
12	Columbia Variable Portfolio Funds | Annual Report 2018

Fund at a Glance  (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Country breakdown (%) (at December 31, 2018)
Australia	1.3
Canada	1.9
Denmark	0.2
France	9.8
Germany	2.6
Greece	0.0 (a)
Indonesia	0.1
Italy	7.3
Japan	7.0
Mexico	0.2
New Zealand	2.1
Spain	2.7
Sweden	0.9
United Kingdom	22.6
United States(b)	41.3
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2018, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2018)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	363.7	(246.1)	117.6
Foreign Currency Derivative Contracts	9.2	(226.8)	(217.6)
Total Notional Market Value of Derivative Contracts	372.9	(472.9)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.

Columbia Variable Portfolio Funds | Annual Report 2018	13

Manager Discussion of Fund Performance
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
For the 12-month period that ended December 31, 2018, the Fund’s Class 3 shares returned -0.51%. The Fund underperformed its benchmark, the Bloomberg Barclays World Government Inflation-Linked Bond Index USD hedged, which returned 0.10% for the same time period. The Fund’s relative results can be attributed primarily to mixed results from rate positioning.
Global inflation-linked bond returns underscored a year of elevated volatility
In 2018, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index and the Bloomberg Barclays World Government Inflation-Linked Bond Index posted returns of -1.26% and 0.10%, respectively. These returns underscore a year replete with volatility, as central banks globally revised their inflation projections and corresponding monetary policies. Market conditions throughout 2018 were heavily affected by geopolitical uncertainty. Increased demand for “safe haven” assets in mid-second quarter 2018 around fiscal uncertainty in Italy and Turkey, as well as escalating U.S.-China trade tensions, led to a rally in global rates. Reversing the trend in the third quarter of 2018, 10-year U.S. Treasury yields notched highs of approximately 3.10%, as evolving trade discussions, hawkish speeches from Federal Reserve (Fed) policymakers, and persistent levels of elevated supply pushed yields higher. Above-trend U.S. economic growth continued throughout 2018, with the U.S. unemployment rate reaching its lowest levels since 1969. The fourth quarter of 2018 was marked by a sell-off in rates to seven-year highs early on but later retraced, as tightening financial conditions, sustained U.S.-China tensions and elevated levels of geopolitical uncertainty saw global rates rallying to end the year. In November, Italian-German government bond spreads, or yield differentials, hit their highest level since 2013 around news the European Commission (EC) rejected Italy’s fiscal budget in October. However, those bond spreads retraced in December, as the Italian government struck a deal with the EC and the Italian parliament officially passed a re-drafted budget that seeks to cut the country’s deficit to approximately 2% of GDP in 2019. The European Central Bank left its interest rates unchanged but announced the end of its quantitative easing program. In the U.K., Brexit negotiations dominated headlines, with Prime Minister May delaying the British parliamentary vote for the proposed Brexit Withdrawal Agreement until January 2019, as she continued to rally for support after surviving a December 2018 vote of confidence against her.
Against this backdrop, U.S. interest rates rose during 2018, as the Fed maintained its hiking cycle and as firming economic data supported a robust U.S. economy. Ten-year U.S. Treasury yields hit seven-year highs before reversing trend and rallying in the fourth quarter amidst heightened geopolitical uncertainty. Core European rates, as proxied by German nominal rates, rose early in 2018 before falling into year-end, as bouts of volatility led to bids for “safe haven” assets. Breakeven rates globally moved lower throughout the year, particularly in the U.S. and in core Europe. (Breakeven rates are the difference in yield between inflation-protected and nominal, or non-inflation-protected, debt of the same maturity. If the breakeven rate is negative, it suggests the markets are betting the economy may face deflation in the near future. If the breakeven rate is positive, it suggests the markets are betting the economy may face inflation in the near future.) Despite widening from the end of 2017 and into early 2018, U.S. inflation expectations reversed trend around declining energy prices in the fourth quarter of 2018 and as inflation stayed within the Fed’s target range. Core European inflation expectations and Japanese breakevens followed a similar path. Notably, U.K. breakevens rose throughout the annual period, as idiosyncratic factors related to Brexit helped prop up inflation expectations in the U.K., unlike the movements seen around the rest of the world.
The 5-year to 30-year U.S. Treasury nominal yield curve flattened during the annual period, meaning the differential in shorter term and longer term yields narrowed, primarily driven by the Fed’s well-communicated, gradual pace of interest rate hikes. The yield curve inverted, meaning shorter term yields were higher than longer term yields, between the 2-year and 5-year segment of the U.S. Treasury nominal yield curve in early December 2018, the first such inversion for this part of the curve since June 2007. The simple explanation is that the market was pricing the peak in Fed policy tightening at the end of 2019, instead of 2020 as was largely expected by market participants. A major catalyst for this move stemmed from dovish comments made early in December by Fed Chair Powell and Vice Chair Clarida stating that rates were “much closer” to neutral than previously thought. Additionally, the deceleration in inflation data during the fourth calendar quarter was a contributing factor to the flattening.
Rate positioning generated mixed results during annual period
Ten-year U.S. inflation breakevens started 2018 at 1.98%, and despite rising early on, fell approximately 27 basis points to 1.71% in 2018. (A basis point is 1/100th of a percentage point.) The gradual rise in inflation expectations from the first quarter of 2018 into the third quarter was supported by firming Consumer Price Index (CPI) data, hawkish rhetoric from Fed policymakers, rising energy prices and unprecedented fiscal stimulus. The moves higher contributed positively to the Fund’s
14	Columbia Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
performance during the annual period, as the Fund held long U.S. inflation exposure both outright and cross-market between the U.S. and the U.K. and Europe throughout the first half of 2018. During these months, U.S. inflation outperformed European inflation expectations.
Long U.K. nominal rates positioning — in the short-term and intermediate segments of the U.K. yield curve — also benefited the Fund’s performance during the annual period, particularly during the first half of 2018, as mixed sentiment from rising uncertainty around the ongoing European Union-U.K. Withdrawal Agreement negotiations, dovish rhetoric from the Bank of England around raising interest rates more than once in the year, and rising potential for a “no-deal” Brexit helped 10-year U.K. nominal rates rally around the bouts of volatility.
Relative value positioning between long front-end Canadian nominal rates versus the U.S. further benefited the Fund’s relative performance, particularly in February and September 2018. The exposure reflected our views that too many rate hikes were priced in by the Bank of Canada. The positioning especially supported performance around the weakness in Canadian earnings and full-time employment data experienced during the third quarter.
Offsetting these positive contributors were several rate positions that detracted. Detracting most from the Fund’s performance during the annual period was its Japanese nominal curve steepener and long 10-year breakeven positioning. The Japanese nominal yield curve flattened, while 10-year Japanese breakevens narrowed amidst dovish signals from the Bank of Japan over its accommodative policy and lowered prospects for hitting its 2% inflation target. As Japanese inflation remained persistently low, long breakevens positioning detracted from the Fund’s performance. Further detracting from the Fund’s performance was its long breakevens positioning, concentrated in France, Italy and New Zealand during year-end, as West Texas Intermediate crude oil prices fell nearly 40% during the fourth quarter of 2018 to less than $50 per barrel for the first time in more than a year. Also dampening the Fund’s relative results was long U.S. real rates relative to the U.K. exposure, as U.K. real rates outperformed those of the U.S., particularly in October and over the second half of 2018.
The Fund’s duration positioning had a modestly positive but rather minimal effect on the Fund’s results during the annual period, as the Fund was biased to have a short duration relative to that of the benchmark. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) As for yield curve positioning, in December 2018, given the flattening of the U.S. nominal yield curve and the Fed’s less dovish than expected sentiment, we took the opportunity to unwind the Fund’s 5 to 30-year nominal curve flattener position and rotate into long 30-year breakevens. Though the Fund ended the annual period relatively flat in performance for U.S. nominal rates due to performance in the fourth calendar quarter, the Fund also ended the annual period positive for U.S. real rates, and yield curve positioning adding value.
Shifts in market conditions drove portfolio changes
Overall, the Fund’s portfolio turnover rate was 118%. Throughout the annual period, we maintained the Fund’s short duration profile relative to the benchmark, with short duration expressions in the U.K. and a long duration bias in the U.S. During the annual period, we increased the Fund’s short U.K. inflation exposure outright, reflecting our view that U.K. inflation may trend lower from its elevated levels. Within the U.S., the Fund favored long U.S. breakeven exposure outright and relative to Europe and the U.K. We believed 30-year U.S. breakevens relative to Euro-area inflation-linked bonds remained at stretched levels, as long-term European inflation remains relatively resilient to the energy price rout while U.S. breakevens repriced significantly lower. We continued to tactically trade U.S. nominal duration. In July 2018, the Fund’s front-end U.S. nominal steepening bias was unwound, as the market priced the path of future Fed rate hikes more appropriately. In December, the Fund’s 5- to 30-year U.S. nominal curve flattener was unwound after the Fed delivered a less dovish rate hike than markets had anticipated, which helped pare losses in U.S. nominal rates exposure.
The Fund benefited from the U.K. real rate sell-off during the first calendar quarter and maintained this underweight bias generally. In the second quarter, we bought November 2018 sterling overnight interbank average rates (SONIA) relative to 10-year U.K. nominal rates, reflecting our view that the Bank of England was unlikely to raise its interest rates more than once in 2018, which was already fully priced in. In the third quarter, we took profits on the Fund’s 10-year U.K. nominal rates underweight positioning following the rate sell-off but remained long front-end U.K. nominal rates as a hedge against an adverse Brexit outcome. In November, we added a 10- to 30-year U.K. real yield curve flattener, with the view that the curve may return to normal. Later in the annual period, we took profits on the position, as the curve flattened as much as 15 basis points early in December around Prime Minister May’s decision to delay the vote on the Withdrawal Agreement.
Columbia Variable Portfolio Funds | Annual Report 2018	15

Manager Discussion of Fund Performance  (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Late in the third calendar quarter, we rotated out of the Fund’s short European inflation positioning in favor of long inflation exposure, reflecting our views that solid fundamentals and a weaker euro should push good prices higher. This detracted in the fourth quarter when energy prices plummeted. We rotated out of the Fund’s short French nominal rates position relative to the U.S. and into German bunds, and we maintained the Fund’s underweight German rates exposure. Overall, the Fund favored underweight European rates exposure, as rising wages and unit labor costs suggested that above-trend growth should be triggering a build-up of underlying inflationary pressures, although at low levels. The Fund continued to hold long New Zealand breakevens exposure, though a reduced position, as we believe upside potential remains for inflation expectations to reach levels of realized inflation. The Fund was positioned for Japanese inflation to move higher. These positions were held throughout the annual period but detracted from performance due to the concentrated moves lower in global breakevens in the fourth quarter of 2018.
At the end of the annual period, the Fund’s duration was underweight relative to its benchmark, particularly in core European and U.K. duration. The Fund’s exposure to U.S. rates was relatively neutral.
Derivative positions in the Fund
In our view, derivatives are an effective and efficient tool to manage duration, yield curve and volatility risk in the Fund. During the annual period, the Fund utilized forward currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift investment exposure from one currency to another. We used futures contracts to manage duration and yield exposure of the Fund in an efficient manner. We used options to create various exposures for the Fund, isolate perceived mispricing and create asymmetric risk profiles. We also used written options to increase the Fund’s carry (obtain some incremental excess returns). We used interest rate swaps to express our breakeven strategies or enhance yields of already existing positions. We used inflation swaps to hedge underlying inflation-linked positions, as caps and floors may provide protection against adverse moves in the inflation market. The use of these instruments is integral to the Fund’s investment strategy. On a stand-alone basis, these derivatives had an overall positive impact on the Fund’s return for the year.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
16	Columbia Variable Portfolio Funds | Annual Report 2018

Fund at a Glance
CTIVP® – MFS® Blended Research® Core Equity Fund
Investment objective
CTIVP® – MFS® Blended Research® Core Equity Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Massachusetts Financial Services Company
Matt Krummell, CFA
Jim Fallon
Jonathan Sage, CFA
Jed Stocks, CFA
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-8.01	6.49	10.70
Class 2*	05/03/10	-8.20	6.22	10.48
Class 3	05/01/06	-8.08	6.36	10.58
S&P 500 Index		-4.38	8.49	13.12
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Fund’s performance prior to May 2016 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for the prior periods, results shown may have been different.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio Funds | Annual Report 2018	17

Fund at a Glance  (continued)
CTIVP® – MFS® Blended Research® Core Equity Fund
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of CTIVP® – MFS® Blended Research® Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	98.9
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2018)
Microsoft Corp.	5.1
Amazon.com, Inc.	3.6
Johnson & Johnson	3.1
Apple, Inc.	2.5
Bank of America Corp.	2.4
Cisco Systems, Inc.	2.4
Intel Corp.	2.4
Boeing Co. (The)	2.3
Comcast Corp., Class A	2.1
Alphabet, Inc., Class C	2.1
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	8.8
Consumer Discretionary	11.2
Consumer Staples	9.3
Energy	4.9
Financials	13.1
Health Care	14.8
Industrials	8.2
Information Technology	19.0
Materials	2.2
Real Estate	3.9
Utilities	4.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

18	Columbia Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance
CTIVP® – MFS® Blended Research® Core Equity Fund
At December 31, 2018, approximately 97.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 3 shares returned -8.08%. The Fund underperformed its benchmark, the S&P 500 Index, which returned -4.38% over the same time period. The Fund’s underperformance of its benchmark can be attributed primarily to our valuation discipline, which was not in favor during the annual period.
Slowing global economic growth weighed on developed and emerging market equities
During the annual period, the U.S. Federal Reserve (Fed) raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. (A basis point is 1/100th of a percentage point.) Economic growth rates in the U.S., eurozone and Japan remained above trend, despite a slowing in global economic growth, especially toward the end of the annual period. Inflation remained contained, particularly outside the U.S. Late in the annual period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England and the Bank of Canada each raised rates during the annual period, once and three times, respectively. The European political backdrop became a bit more volatile late in the annual period, spurred by concerns about cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protest over stagnant wage growth in France.
Bond yields rose in the U.S. during most of the annual period but remained low by historical standards and slipped from their highs late in the annual period as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the annual period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern about increasing global trade friction appeared to have weighed on business sentiment during the second half of the annual period, especially outside the U.S. Tighter financial conditions from rising U.S. rates and a strong U.S. dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets.
Volatility increased in the last months of the annual period amid signs of slowing global economic growth and increasing trade tensions, which prompted an equity market setback shortly after U.S. equity markets set record highs in September 2018. It was the second such equity market decline during the annual period, the first being in February 2018. The fourth quarter correction came despite a third consecutive quarter of strong growth in U.S. corporate earnings per share. Strong corporate earnings growth, combined with the equity market decline, brought U.S. equity valuations down from elevated levels seen earlier in the annual period to multiples more in line with long-term averages. While the U.S. economy held up better than most, global economic growth became less synchronized during the annual period, with Europe and China showing signs of a slowdown and some emerging markets economies coming under stress. All told, the fourth quarter U.S. equity market selloff dragged yearly performance into negative territory for the first time since 2008.
Valuation discipline hampered Fund results
During the annual period, our valuation discipline was not rewarded, as investors bid up large-cap growth stocks and were seemingly not focused on the valuations of those stocks, creating a significant headwind for our approach. Additionally, the Fund’s positions in stocks that were “buy”-rated by both our fundamental and quantitative research were significant detractors from performance during the annual period. It is this group of stocks that typically outperforms over the long term. Notably, however, valuation experienced a reversal in the fourth quarter of 2018, with expensive stocks underperforming, though less expensive stocks did not necessarily outperform. Further, price momentum turned negative at the end of the annual period, as it often does around inflection points in the market. Coincident with the downward movement in the equity markets, we witnessed a shift away from higher volatility stocks in favor of lower volatility stocks, which tend to possess higher quality fundamental attributes. This shift, not uncommon during a market selloff, intensified as the annual period came to a close.
Columbia Variable Portfolio Funds | Annual Report 2018	19

Manager Discussion of Fund Performance  (continued)
CTIVP® – MFS® Blended Research® Core Equity Fund
From a sector perspective, weak stock selection in the financial services, leisure and health care market segments detracted from the Fund’s relative performance during the annual period. Partially offsetting these detractors was strong stock selection in the industrial goods and services, utilities and basic materials market segments, which contributed positively. Having an underweighted allocation to basic materials, which lagged the benchmark during the annual period, also boosted relative results.
The largest individual stock detractors on a relative basis during the annual period were overweight positions in food processing powerhouse Tyson Foods, automotive seat manufacturer Lear and information technology company DXC Technology. Shares of Tyson Foods declined, as the company lowered its fiscal year 2018 earnings per share guidance, driven by lower pork exports as a result of tariffs and increased U.S. pork processing capacity, which both drove domestic pork prices down. Lower pork prices also impacted the company due to lower demand for chicken. Lear, a new position for the Fund during the annual period, detracted, as the company posted adjusted earnings per share results that were slightly below market estimates, negatively impacting its stock price despite reporting record sales and earnings. DXC Technology’s stock declined after the company missed and then lowered its revenue expectations, driven by execution challenges in its digital business and by foreign exchange headwinds. Investors also appeared to have been less optimistic about future cost-cutting opportunities for the company after the spin-off of its U.S. public sector business, Perspecta.
Individual securities that contributed most to the Fund’s results included overweight positions in pharmaceutical company Eli Lilly and power generation company NRG Energy and not holding a position in diversified industrial conglomerate General Electric. Eli Lilly delivered strong quarterly earnings per share results throughout the annual period, driven by continued sales growth in Cialis, margin expansion and pipeline advancements. The company also guided for a 2019 revenue outlook that was ahead of market estimates, despite the Cialis patent expiration and a higher than normal foreign exchange headwind. The stock price of NRG Energy rose during the annual period, as the company was successful in reducing costs and reported several strong earnings results. Investors seemed to have been pleased with the company’s announced sale of nearly $3 billion worth of assets, which reflected the continuation of its transition plan, unveiled last summer. Later in the annual period, NRG Energy’s shares surged on the firm’s announcement of a $1 billion stock buyback plan. Avoiding shares of General Electric proved prudent, as its shares reacted negatively to news the company would be taking a sizable charge to shore up its long-term care insurance reserves and would need to increase its reserves by an additional $15 billion over the next seven years. Additionally, its stock price declined after its management reported a dividend cut along with weak earnings.
Bottom-up process drove portfolio changes
During the annual period, we added to the Fund’s position in software giant Microsoft. Its stock was upgraded by our fundamental analyst due to its strong cost controls, ability for revenue and gross profit growth to accelerate, and competitive positioning with its cloud exposure via Office 365 and Azure. Quantitatively, the stock was modestly attractive as measured by valuation and had strong earnings momentum, price momentum and sentiment. As mentioned earlier, we initiated a Fund position in Lear. Our fundamental analyst upgraded the stock in the first quarter of 2018 due to a healthy balance sheet and inflection point in growth of its e-systems business, which should drive, in our view, continued margin improvements and revenue growth. The stock was also trading at a discount to its peers. Quantitatively, the stock was attractive on the basis of its valuation metrics, along with exhibiting strong earnings and price momentum.
Conversely, we trimmed the Fund’s exposure to diversified financials institution JPMorgan Chase. While its stock was attractive on a quantitative basis, it was rated “hold” by our fundamental analyst, so we chose to reduce the position and reallocate proceeds to what we believed were more attractive names. We also trimmed the Fund’s exposure to social media behemoth Facebook. Quantitatively, its stock was expensive and its earnings momentum had declined.
Our investment team generally looks to manage the Fund’s portfolio within certain broad parameters — such as position limits, relative sector/industry weight ranges and tracking error — to neutralize non-stock-specific risks. Investment decisions are generally determined by what we call the blended alpha, which is a systematic combination of our fundamental and quantitative research. As of December 31, 2018, the Fund was most overweighted relative to the benchmark in the leisure and special products and services market segments. On the same date, the Fund was most underweighted relative to the benchmark in the retailing, energy and technology market segments and had a rather neutral weighting relative to the benchmark in its remaining market segment constituents.
20	Columbia Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
CTIVP® – MFS® Blended Research® Core Equity Fund
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio Funds | Annual Report 2018	21

Fund at a Glance
CTIVP® – Victory Sycamore Established Value Fund
Investment objective
CTIVP® – Victory Sycamore Established Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
Victory Capital Management Inc.
Gary Miller
Jeffrey Graff, CFA
Gregory Conners
James Albers, CFA
Michael Rodarte, CFA
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-9.97	7.22	13.43
Class 2*	05/03/10	-10.20	6.95	13.17
Class 3	02/04/04	-10.10	7.09	13.31
Russell Midcap Value Index		-12.29	5.44	13.03
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Fund’s performance prior to November 2012 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadviser had been in place for the prior periods, results shown may have been different.
The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
22	Columbia Variable Portfolio Funds | Annual Report 2018

Fund at a Glance  (continued)
CTIVP® – Victory Sycamore Established Value Fund
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of CTIVP® – Victory Sycamore Established Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	96.7
Money Market Funds	3.3
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2018)
Alleghany Corp.	2.7
National Retail Properties, Inc.	2.6
Reliance Steel & Aluminum Co.	2.5
SunTrust Banks, Inc.	2.2
WR Berkley Corp.	2.1
Eastman Chemical Co.	2.1
Archer-Daniels-Midland Co.	2.1
Fidelity National Information Services, Inc.	2.0
Hasbro, Inc.	2.0
Lamar Advertising Co., Class A	1.9
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	4.0
Consumer Discretionary	9.5
Consumer Staples	9.1
Energy	4.6
Financials	20.7
Health Care	4.8
Industrials	13.4
Information Technology	15.2
Materials	6.8
Real Estate	7.5
Utilities	4.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Variable Portfolio Funds | Annual Report 2018	23

Manager Discussion of Fund Performance
CTIVP® – Victory Sycamore Established Value Fund
At December 31, 2018, approximately 82.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 3 shares returned -10.10%. The Fund posted negative absolute returns but outperformed its benchmark, the Russell Midcap Value Index, which returned -12.29% over the same time period. The Fund’s outperformance of the benchmark can be attributed primarily to effective stock selection. Sector allocation decisions overall modestly detracted.
U.S. stocks experienced steep sell-off amid elevated volatility
After an uncanny calm in the equity markets in 2017, volatility returned with a vengeance to kick off and end 2018. While the U.S. equity market showed signs of resiliency for most of the year, fear and anxiety ultimately gripped the market, which led to a steep selloff to close the calendar year. There were many factors weighing on investor sentiment — slowing economic growth, moderating corporate earnings growth, trade disputes, the possibility of Federal Reserve policy error, political dysfunction, geopolitics…the list goes on. As evident from fourth quarter 2018 performance, the U.S. equity market was pricing in some, if not all, of these fears.
Stock selection overall boosted Fund performance
Though posting negative absolute returns, the Fund outperformed the benchmark during the annual period due primarily to effective stock selection. Sector allocation decisions overall detracted modestly from the Fund’s relative results.
Specifically, stock selection in the financials, consumer discretionary, consumer staples and real estate sectors contributed positively to the Fund’s relative results during the annual period. Having an overweight in information technology and a more modest overweight in communication services, which each outpaced the benchmark during the annual period, also proved beneficial. Having an underweight in energy, which significantly underperformed the benchmark during the annual period, added value as well. Further, having a position in cash during an annual period when the benchmark declined buoyed relative results. Conversely, having underweights in utilities and real estate, among the best performing sectors in the benchmark during the annual period, detracted from relative results. Weaker stock selection in the energy, communication services, industrials, health care and information technology sectors dampened relative results as well. Additionally, having overweights in industrials and consumer staples, which each underperformed the benchmark during the annual period, hurt.
From an individual security perspective, the Fund benefited most relative to the benchmark from positions in Keysight Technologies, a manufacturer of electronics test and measurement equipment for multiple industries; National Retail Properties, a retail real estate investment trust; and HCA Healthcare, which manages health care facilities ranging from hospitals to urgent care centers. Early in the annual period, Keysight Technologies benefited from a faster than anticipated recovery from the wildfires that temporarily shut down its Santa Rosa, California headquarters in late 2017. Additionally, the company experienced solid growth across its end markets. Keysight Technologies plays a key role in the communications ecosystem, and the company enjoyed solid order growth, as interest in 5G technology ramped up. Furthermore, Keysight Technologies remained well positioned to benefit from the electrification of vehicles, given that it provides various solutions to the automotive industry. We believe the positive share price performance of National Retail Properties can be attributed to several factors. First, the magnitude to which the company was impacted by pressures on the retail sector was less than originally anticipated, in part due to its well diversified portfolio of more than 400 tenants in 48 states covering 37 lines of trade. Second, the company generated an attractive cash flow stream and boasted a healthy balance sheet. Third, its stock price benefited from a flight to safety given choppiness in the market during the annual period. National Retail Properties pays what many consider an attractive dividend, which it raised for the 29th consecutive year in July 2018. HCA successfully leveraged its leading market position to drive volume and deliver solid results. It also raised its guidance for the year. HCA Healthcare differentiates itself by being more exposed to non-discretionary services, such as surgical care, which lessens the
24	Columbia Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
CTIVP® – Victory Sycamore Established Value Fund
risks faced by the shift to outpatient care facilities. Additionally, HCA Healthcare, in our view, has a healthy balance sheet and generates strong free cash flow, which gives its management team optionality, or choices, in deploying capital. Following a period of strong relative performance, we scaled out of the Fund’s position in HCA Healthcare during the fourth calendar quarter.
Detracting most from the Fund’s results relative to the benchmark were positions in Flex, a leading electronic manufacturing services company; Cimarex Energy, an oil and gas exploration and production company; and Perrigo, an over-the-counter consumer goods and specialty pharmaceutical company. Shares of Flex sold off meaningfully in part due to its management’s decision to exit a partnership with Nike. Though the project was unprofitable, its shares reacted negatively to the announcement, given the heightened focus on the project earlier in the year. On a positive note, the company’s other higher margin segments showed strength during the annual period. Cimarex Energy’s stock price underwhelmed during the annual period, despite boasting what we view as an attractive growth profile and pristine balance sheet. We believe its stock price was punished given the company’s disproportionate exposure to the Permian Basin, which weighed on investor sentiment due to ongoing fears of inadequate takeaway capacity. Additionally, we believe its stock price declined in sympathy with the energy sector broadly. Perrigo’s shares sold off most aggressively during the fourth quarter of 2018, with several factors likely contributing to its underperformance for the year. First, we believe the lack of transparency as it pertains to its CEO change may have been one catalyst. This change in CEO took place less than one year after the previous CEO commenced his role and not long after Perrigo canceled its scheduled investor day. Then, Perrigo reported disappointing third quarter earnings, with revenue and margin misses in each segment, leading to a lowered outlook for sales and earnings in 2019. Additionally, there appeared to be some timing inconsistencies surrounding the company’s disclosure of a tax dispute with the Irish Revenue Commission pertaining to a Notice of Amended Assessment. Perrigo disagrees with the findings and plans to appeal. However, given all of these factors together, we sold the Fund’s position in Perrigo by the end of the annual period.
Bottom-up stock selection drove portfolio changes
During the annual period, we initiated a Fund position in YUM! Brands, one of the largest restaurant companies in the world, globally generating approximately $45 billion in system sales through its KFC, Pizza Hut and Taco Bell brands. We believe YUM! Brands is a compelling investment, among several other reasons, because it is nearing completion of a multi-year transformation into a more franchised, efficient and focused organization and because of its international and diversified platform. We established a Fund position in Kroger, one of the world’s largest retailers operating 2,750 supercenters and more than 320 jewelry stores in 35 states. Kroger also operates more than 35 manufacturing plants, which supply approximately 45% of its private label grocery offering. Among several other reasons, we believe Kroger is a compelling investment because it has one of the largest footprints in all of food retail; because it has a top market share in 47 of the 52 major markets in which it operates; and because it is vertically integrated, meaning it operates manufacturing facilities for private label products and self-distributes to lower operating costs.
In addition to those sales already mentioned, we exited the Fund’s position in Crown Holdings, one of the three largest food and beverage can makers in the world, during the annual period. We scaled out of Crown Holdings in the second quarter of 2018 given the sizable acquisition the company made. Crown Holdings levered up to buy a transit packaging products company, which is outside of the company’s core business. The increased leverage and strategically questionable deal diminished the company’s risk/reward profile, in our opinion. We eliminated the Fund’s position in luxury retailer Tiffany & Co. The company’s shares benefited from a “nowhere to go in retail” mindset when pressures intensified as talk of Amazon.com domination weighed on sentiment. Tiffany & Co. was ultimately viewed by the market as defensive against Amazon.com, as buying jewelry generally remains an “experience.” As the company’s shares performed well, we opted to sell the position and take profits.
Driven by our bottom-up investment process, the Fund’s exposures to the real estate, consumer staples and utilities sectors increased and its allocations to materials, industrials, health care and energy decreased during the annual period. As of December 31, 2018, the Fund had overweighted positions relative to the benchmark in the consumer staples, financials, information technology and industrials sectors. On the same date, the Fund had underweighted allocations compared to the benchmark to the energy, health care, real estate and utilities sectors and had rather neutral allocations relative to the benchmark in the communication services, consumer discretionary and materials sectors.
Columbia Variable Portfolio Funds | Annual Report 2018	25

Manager Discussion of Fund Performance  (continued)
CTIVP® – Victory Sycamore Established Value Fund
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
26	Columbia Variable Portfolio Funds | Annual Report 2018

Fund at a Glance
Variable Portfolio – Partners Small Cap Value Fund
Investment objective
Variable Portfolio – Partners Small Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Jacobs Levy Equity Management, Inc.
Bruce Jacobs, Ph.D.
Kenneth Levy, CFA
Nuveen Asset Management, LLC
Karen Bowie, CFA
Segall Bryant & Hamill, LLC (SBH –Small Cap Value Dividend Strategy)
Derek Anguilm, CFA
Mark Adelmann, CFA, CPA
Lisa Ramirez, CFA
Alex Ruehle, CFA
Segall Bryant & Hamill, LLC (SBH – Small Cap Value Strategy)
Mark Dickherber, CFA, CPA
Shaun Nicholson
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-13.46	1.56	10.44
Class 2*	05/03/10	-13.72	1.31	10.18
Class 3	08/14/01	-13.60	1.44	10.31
Russell 2000 Value Index		-12.86	3.61	10.40
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Fund’s performance prior to May 2017 reflects returns achieved by one or more different subadvisers. If the Fund’s current subadvisers had been in place for the prior periods, results shown may have been different.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio Funds | Annual Report 2018	27

Fund at a Glance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio – Partners Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	97.3
Exchange-Traded Funds	0.3
Money Market Funds	2.4
Rights	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Top 10 holdings (%) (at December 31, 2018)
Equity Commonwealth	1.7
Innophos Holdings, Inc.	1.4
Iberiabank Corp.	1.2
NCR Corp.	1.2
Umpqua Holdings Corp.	1.2
Progress Software Corp.	1.1
Radian Group, Inc.	1.0
TiVo Corp.	1.0
Orthofix Medical, Inc.	1.0
Wintrust Financial Corp.	0.9
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	1.9
Consumer Discretionary	8.2
Consumer Staples	3.1
Energy	5.8
Financials	27.2
Health Care	6.4
Industrials	12.6
Information Technology	13.4
Materials	4.9
Real Estate	9.7
Utilities	6.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

28	Columbia Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance
Variable Portfolio – Partners Small Cap Value Fund
During the annual period ended December 31, 2018, the Fund was managed by four independent money management firms and each invested a portion of the portfolio’s assets. Effective April 30, 2018, Segall Bryant & Hamill LLC (Segall Bryant), a subadviser to the Fund, acquired Denver Investment Advisors LLC (Denver), another subadviser to the Fund. The same Denver portfolio managers that had responsibility for the small cap value dividend strategy sleeve of the Fund continued to manage that portion of the Fund as part of Segall Bryant’s acquisition of Denver. As of December 31, 2018, the Fund was managed by three independent money management firms. Jacobs Levy Equity Management, Inc. (Jacobs Levy) managed approximately 25%; Nuveen Asset Management, LLC (Nuveen) managed approximately 23%; and Segall Bryant managed approximately 52% of the Fund’s assets.
At December 31, 2018, approximately 85.5% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2018, the Fund’s Class 3 shares returned -13.60%. The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned -12.86% over the same time period. The Fund’s underperformance relative to the benchmark can be attributed to stock selection and sector allocation decisions by some of its managers.
Small-cap value equities lagged large-cap and growth counterparts
The U.S. equity markets started the annual period with exuberance, as investors priced in tax reform and accelerating economic growth and ignored trade tensions, rising labor and material costs and the gradual tightening cycle being implemented by the U.S. Federal Reserve (Fed). Aside from a short pullback in late January and early February 2018, the market was strong and became the longest bull market on record in August 2018. However, as the third quarter ended, bullishness gave way to bearishness, as investors became fearful of rising interest rates, China trade tensions and global policy uncertainty.
Indeed, while economic data was mostly positive, dividend payouts continued to rise and corporate earnings growth far exceeded expectations, a broad array of issues increasingly weighed on investor sentiment, sparking extreme stock market volatility as the annual period came to a close. Investors were concerned about ongoing political discord, trade friction with China, the path and pace of Fed interest rate increases and the partial U.S. federal government shutdown, among other factors. In December, the S&P 500 Index recorded its lowest monthly return since 1931 and ended the year with its worst annual return in a decade at -4.38%. All major U.S. equity market indices dropped sharply during the fourth quarter of 2018 and were in the red for the year.
The S&P 500 Index returned -13.52% for the fourth quarter, with ten of its 11 sectors in negative territory, led lower by the energy sector’s nearly 24% decline and 17% drops in both information technology and industrials. Utilities was the only sector to show a slightly positive return for the quarter, as investors became incrementally more defensive, selling stocks with higher leverage, above-average foreign sales exposure and higher beta. Small-cap stocks significantly trailed their large-cap counterparts for the quarter and for the year, with the Russell 2000 Index returning -20.20% and -11.01% during those timeframes, respectively. Across the market capitalization spectrum, growth stocks fell short of value stocks during the fourth quarter but remained well ahead for the annual period overall.
Stock selection and sector allocation decisions overall dampened relative results
Segall Bryant (small cap value sleeve): Our portion of the Fund focused on small cap value equities outperformed the benchmark during the annual period. Our focus on reward to risk enabled us to be well positioned versus the benchmark, particularly during the second half of 2018. More specifically, stock selection in the industrials, health care and real estate sectors contributed most positively to our small cap value sleeve. Having an underweight to real estate, which lagged the benchmark during the annual period, also added value. The only two sectors to detract from relative results during the annual period were materials and communication services. Having an overweight to materials, which significantly lagged the
Columbia Variable Portfolio Funds | Annual Report 2018	29

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
benchmark during the annual period, and stock selection within the sector dampened relative results. Having an underweight to communication services, which posted a negative absolute return but outpaced the benchmark during the annual period, detracted as well.
The strongest individual contributors to our portion of the Fund’s relative results during the annual period were Esterline Technologies, Equity Commonwealth and FTI Consulting. Esterline Technologies, a supplier to the aerospace and defense industry, performed well due to the company being acquired by a larger strategic company. We sold the position following the announcement. Equity Commonwealth, an office REIT, saw its shares gain on its management’s discipline in selling assets and positioning the company to take advantage of the volatility beginning to emerge in the real estate markets. Shares of FTI Consulting, a commercial services firm, gained on outperformance of earnings expectations during the annual period.
The biggest individual detractors in our portion of the Fund during the annual period were Innophos Holdings, SeaChange International and Newfield Exploration. Innophos Holdings, a chemicals producer, saw its shares decline when the company missed expectations for the third quarter of 2018. Similarly, software company SeaChange International posted a negative return due to the company missing its own earnings expectations during the third quarter of 2018. We trimmed the position. Newfield Exploration is an oil and gas exploration and production company. Its shares declined as the company was acquired in an all-stock transaction by a larger strategic competitor during the time when oil prices were falling.
Segall Bryant (small cap value dividend sleeve): During the annual period, our portion of the Fund focused on a small cap value dividend strategy outperformed the benchmark on a relative basis. U.S. equity markets were led during the annual period by stocks with lower risk profiles, lower exposure to foreign sales, stability and strong momentum. Despite valuation not being in favor, which created a significant headwind for our value-oriented investment approach, our small cap value dividend sleeve of the Fund was able to outperform the benchmark attributable to both effective stock selection and sector allocation. Relative outperformance was primarily due to effective stock selection in health care, energy and consumer staples. Having an overweight to health care, which outperformed the benchmark during the annual period, and having an underweight to consumer staples, which lagged the benchmark during the annual period, also boosted relative results. Partially offsetting these positive contributors was weaker stock selection in financials, information technology and industrials, which detracted. Having an underweight allocation to industrials, which outpaced the benchmark during the annual period, also dampened relative results.
The individual stocks that made the greatest positive contribution to our portion of the Fund were The Ensign Group, AmeriCold Realty Trust and Travelport Worldwide. The Ensign Group is a provider of skilled nursing and rehabilitation care services. Its shares were rewarded in the market as the company continued to expand on gains made in acquired facility occupancy, skilled nursing mix and growth in ancillary segments. Also, the company moved its guidance higher, as visibility into the near-term reimbursement picture improved. AmeriCold Realty Trust, a cold storage industrial REIT, saw its shares surge, as the company beat sales and earnings expectations on strong execution and solid industry fundamentals. Further, among other factors, its active management of customer contracts and solid cost controls supported an outlook for healthy additional margin gains. Shares of Travelport Worldwide, a travel distribution company focused on international markets, gained strongly, as the company participated in a healthy demand environment for travel and as the company’s eNett payments business showed strong growth. Late in 2018, Travelport Worldwide decided to sell its business to a private equity partner, and we sold the stock on the news.
Conversely, the individual stocks that detracted most from our portion of the Fund’s relative results were TiVo, Range Resources and Big Lots. TiVo, a provider of entertainment technology, software and services, had a difficult year dealing with legal battles with Comcast as well as the departure of the company’s CEO for another position in the middle of its strategic review process that began in the first calendar quarter. Range Resources is an independent natural gas and oil company. It suffered in 2018, as its shares sold off along with the decline in oil prices. We added to our portion of the Fund’s positions in both of these companies based on our outlooks for their prospects ahead. Big Lots, a broad-line discount retailer, had a volatile year due both to external and internal issues. Its stock pulled back meaningfully in the first quarter of 2018, as its sales and earnings softened due to unseasonably cold weather negatively impacting outdoor category sales. We added to the position on this pullback and were rewarded in the second quarter, as the company reported in-line results and its stock rallied. We then sold half the position on this recovery and, in hindsight, should have sold the full position. While its sales
30	Columbia Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
growth met our expectations in the third quarter, higher transportation, freight and labor costs weighed on its margins. In addition, the threat of China tariffs caused the company to bring in shipments early at a higher-than-normal cost to avoid the potential tariffs. Together, these costs reduced profitability for the year. We maintained the position at the end of the annual period.
Jacobs Levy: During the annual period, our portion of the Fund underperformed the benchmark. U.S. economic data released throughout the year was generally positive and a continuation of previous trends, and thus changes in relative factor opportunities through the first three quarters of 2018 were modest. We emphasized small cap value stocks with characteristics favored by our investment system. Then, in the fourth quarter, market sentiment abruptly reversed, volatility ratcheted higher, and investors panicked. Political and economic risks boiled over during a turbulent fourth quarter, and stocks plunged. Our system responded to changes in opportunity and our positioning evolved.
The individual stocks that detracted most from our portion of the Fund’s relative results were industrial cranes manufacturer The Manitowoc Company, chemicals producer Kraton and specialty pharmaceutical products and diagnostic imaging agents manufacturer Mallinckrodt. Despite earnings per share consistently beating market estimates, The Manitowoc Company’s shares declined largely on negative industry news from its competitors. Shares of Kraton, a new purchase for our portion of the Fund during the annual period, declined primarily on missed earnings per share results, due to weaker demand and rising costs, and on the exit of its chief financial officer. Mallinckrodt, another new purchase for our portion of the Fund during the annual period, reported earnings per share that beat market estimates. However, its shares declined as an investment research firm published a report claiming the company did not disclose a “failed” trial. There was also a broad decline in the sector in late December 2018. We maintained positions in all three companies at the end of the annual period.
Conversely, the individual stocks that made the greatest positive contribution to our portion of the Fund were bank holding company OFG Bancorp, biofuels and renewable chemicals producer Renewable Energy Group and specialty finance company Enova International. OFG Bancorp’s shares gained significantly on earnings per share that consistently beat market estimates each quarter. Shares of Renewable Energy Group posted a triple-digit gain for several reasons, including earnings per share that outpaced market estimates, news that biofuel producers and nuclear power got a boost in a U.S. budget deal, reports of the company reaching a $1 billion market capitalization for the first time in its history, and earnings that seemed to indicate the business could be sustainably profitable without any help from federal subsidies for renewable fuels. Enova International also generated a triple-digit gain during the time we held the position on strong earnings per share performance. We sold our portion of the Fund’s position in Enova International in June 2018 for risk control reasons, which proved prudent, as its stock plunged in July 2018 in part due to investor misunderstanding of the seasonality of the business, related management guidance and implied lower earnings per share during the second half of 2018.
Nuveen: During the annual period, our portion of the Fund underperformed the benchmark. Our portion of the Fund outperformed the benchmark during the first quarter of 2018, but our strategy fought several style headwinds during the second quarter. First, investors’ focus shifted away from valuation, as they rewarded stocks with higher price/earnings ratios and “non-earning” stocks. Second, the smaller market capitalization companies within the benchmark outperformed, most likely due to strong inflows into small-cap exchange-traded funds (ETFs). Third, lower quality stocks, as measured by return on equity, outperformed their higher quality counterparts. As a result, our investment style was out of favor. Our bottom-up investment process typically leads to investing in larger, higher quality stocks in the small cap spectrum that are trading at a discount to the market. In the second half of 2018, negative stock selection was the primary reason for our portion of the Fund’s underperformance.
For the annual period overall, stock selection in and overweight allocations to financials, industrials and information technology, which each lagged the benchmark, detracted from our portion of the Fund’s relative results. Partially offsetting these detractors was effective stock selection in consumer staples, health care and utilities, which contributed positively.
The individual stocks that detracted most from our portion of the Fund’s relative results were NN, Dana and Big Lots. After experiencing strong results in 2017, shares of precision machining company NN saw its shares decline in 2018. The company’s first quarter report displayed solid top-line revenue with earnings off slightly, although overall demand appeared to remain strong. NN is in the final phase of its diversification strategy, but poor execution combined with higher leverage put pressure on its stock, and we exited the position. Dana is a supplier of driveline and power technology products to the auto and commercial vehicle industries. The company reported better than expected sales and in-line adjusted margins. However,
Columbia Variable Portfolio Funds | Annual Report 2018	31

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
Dana’s shares experienced downward pressure based on concerns regarding tariffs and their impact on the auto industry, along with noise from the company’s failed attempt to acquire GKN’s driveline division and the opportunities it could provide. Our portion of the Fund remained invested in Dana given what we see as its attractive valuation coupled with its management team’s focus on cost improvements and a mix shift toward higher profitability products. Closeout retailer Big Lots detracted from our portion of the Fund’s relative results, despite the company’s report of an earnings beat on higher margins. Its top-line results were softer than expectations because competition impacted sales in key product areas, like mattresses. However, we held the position at the end of the annual period based on positive traction in results from the company’s Store of the Future concept, favorable end-market income trends and what we see as its attractive valuation.
Conversely, the individual stocks that made the greatest positive contribution to our portion of the Fund were Radware, Black Hills and Gibraltar Industries. Radware is a leading global provider of cybersecurity software protection and application delivery controllers to telecommunication/data center service providers and large enterprises. While maintaining its solid reputation in attack mitigation solutions, the company continues to transform its business model to greater subscription-based revenues with strong underlying growth. As a result, Radware enjoyed double-digit growth in deferred revenue during the annual period, while starting to demonstrate margin expansion. Black Hills is a diversified regulated utility serving primarily tertiary markets in the upper Midwest and Mountain regions of the U.S. The company regained its growth footing with solid regulatory updates, allowing its management to establish a rate base capital spending plan through 2022 that was above expectations. Gibraltar Industries is a leading manufacturer and distributor of building products for the industrial, infrastructure and residential markets. The company reported an especially strong second quarter with profits soaring above analysts’ forecasts due to strong fundamentals across its business segments. While tariffs’ impact remains an uncertainty for this company, we considered its balance sheet to be strong and its fundamentals solid at the end of the annual period. Our portion of the Fund maintained its positions in each of these three companies at the end of the annual period.
Purchases and sales drove portfolio changes
Segall Bryant (small cap value sleeve): Among the newly initiated positions in our portion of the Fund during the annual period were Berry Global Group and Callon Petroleum. We purchased Berry Global Group due to what we believe is a disconnect from the return on invested capital improvement we expect from the company relative to the market’s expectations. We established a fund position in Callon Petroleum because we believe its management is shifting focus to a more returns-based approach that we saw as underappreciated by the market at the time of purchase.
In addition to those sales already mentioned, we exited our portion of the Fund’s position in Bemis, a plastic packaging products manufacturer, as the company was being acquired during the annual period.
While sector and industry weightings reflect our bottom-up stock selection process, our portion of the Fund’s exposure to the consumer discretionary, utilities and real estate sectors increased during the annual period, and its exposure to the industrials, consumer discretionary and information technology sectors of the Russell Index decreased. At the end of the annual period, our portion of the Fund was overweight relative to the benchmark in the industrials, health care, consumer staples, information technology and materials sectors. On December 31, 2018, our portion of the Fund was underweight relative to the benchmark in the real estate, energy, financials, utilities, communication services and consumer discretionary sectors of the benchmark.
Segall Bryant (small cap value dividend sleeve): This portion of the Fund established a position during the annual period in MDC Holdings, a homebuilder with a land-light, low debt business model focused on single-family homes in the West, Mountain and Northeast regions of the U.S. MDC Holdings has especially high exposure to Colorado, where days of supply is at extreme lows, and the company focuses on entry-level price points to cater to younger homebuyers, a key source of pent-up single-family demand. We also re-initiated a position in J2Global, an outsourced fax, email and cloud service provider with what we view as an attractive media platform. Our portion of the Fund had owned this stock for a good amount of time earlier this decade and sold it as it hit our price target. In our opinion, the cash flow the company has built over the past three years since our sale does not seem to be getting credit by the market, and as we believe there is duration to the cash flow as the media business becomes a larger part of its revenue mix, we resumed the position.
In addition to the sale of Travelport Worldwide, mentioned earlier, we sold our portion of the Fund’s position in Sinclair Broadcasting Group, a local television broadcasting company, as its stock was trading near its intrinsic value, including its pending acquisition of Tribune, in our view. Also, we anticipate near-term headwinds in advertising spending, as customers
32	Columbia Variable Portfolio Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Variable Portfolio – Partners Small Cap Value Fund
shift ad dollars away from television. We also exited our portion of the Fund’s position in SM Energy, an oil and gas exploration and production company in the Permian and Eagle Ford Basins. We sold its stock, as it had achieved our price target and because we believe its risk/reward profile was no longer favorable given oil price volatility and high leverage relative to its peers.
Changes in sector weightings are a reflection of our bottom-up stock selection process. That said, our portion of the Fund’s weightings relative to the benchmark in energy, financials and real estate increased and its relative weightings in materials and information technology decreased during the annual period. At the end of 2018, our portion of the Fund was most overweighted relative to the benchmark in energy, information technology, health care and real estate and was most underweighted relative to the benchmark in industrials, materials, communication services and utilities. Our portion of the Fund was rather neutral in its relative weightings in consumer discretionary, consumer staples and financials at the end of 2018.
Jacobs Levy: In addition to those purchases already mentioned, among those positions added to during the annual period in our portion of the Fund were First BanCorp and Office Depot. The stock of First BanCorp was attractive to us on the basis of our models showing the prospect for growth. Office Depot was attractive on the basis of our models showing strong fundamentals. In addition to those sales already mentioned, we sold our portion of the Fund’s position in Infinity Property & Casualty and reduced its position in Abercrombie & Fitch based on signals from our valuation models.
During the annual period, relative to the benchmark, we increased our portion of the Fund’s weightings in energy, information technology, and materials, and we decreased its sector weights in industrials, financials, and communication services. Our portion of the Fund’s sector overweights and underweights tend to be modest. That said, as of December 31, 2018, our portion of the Fund was overweight relative to the benchmark in information technology, energy, financials, and health care, and underweight relative to the benchmark in real estate, utilities, and consumer staples. On the same date, our portion of the Fund was neutral in its benchmark-relative weightings in consumer discretionary, industrials, materials, and communication services.
Nuveen: Among those positions initiated during the annual period were Pinnacle Financial Partners, a regional bank focused on the Tennessee market, and Alarm.com Holdings, a leading domestic software platform for the professionally installed security/smart home system. Pinnacle Financial Partners, in our view, has strong fundamentals and credit quality that remains stable with good reserve coverage. We expect the bank to increase its deposit growth and its loan production, targeting a decline in its fixed rate loans as a percentage and increase its variable rate loans. Alarm.com Holdings’ end markets have shown solid growth, and we expect its free cash flow growth to continue in the double-digit range and its top-line growth profile to be maintained in the coming year.
The most significant sales we undertook during the annual period in our portion of the Fund were those of NN, mentioned earlier, and of Kraton, a global producer of specialty and commodity intermediary chemicals used in multiple end markets. Kraton’s shares came under pressure after the delivery of third quarter 2018 operating metrics that were below expectations from a margin and cash flow standpoint. We decided to exit the position given the violation of a business model that was seemingly more hedged against various raw material cost conditions, in addition to a delay in deleveraging goals.
As equity market volatility increased and investor sentiment worsened, we shifted our portion of the Fund’s portfolio to become more balanced between cyclical and defensive sectors. Relative to the benchmark, we decreased allocations to the consumer discretionary and information technology sectors and increased its exposures to the utilities and consumer staples sectors. As of December 31, 2018, our portion of the Fund was overweight relative to the benchmark in financials and industrials. On the same date, our portion of the Fund was underweight relative to the benchmark in consumer discretionary, real estate and health care and was rather neutral to the benchmark in communication services, consumer staples, energy, information technology, materials and utilities.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio Funds | Annual Report 2018	33

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Variable Portfolio – Global Strategic Income Fund
Class 1	1,000.00	1,000.00	982.10	1,022.20	3.11	3.18	0.62
Class 2	1,000.00	1,000.00	980.60	1,020.93	4.37	4.46	0.87
Class 3	1,000.00	1,000.00	981.90	1,021.54	3.77	3.84	0.75
Columbia Variable Portfolio – Intermediate Bond Fund
Class 1	1,000.00	1,000.00	1,013.10	1,022.86	2.50	2.51	0.49
Class 2	1,000.00	1,000.00	1,012.10	1,021.59	3.77	3.79	0.74
Class 3	1,000.00	1,000.00	1,012.00	1,022.25	3.11	3.13	0.61
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Class 1	1,000.00	1,000.00	990.90	1,022.25	3.08	3.13	0.61
Class 2	1,000.00	1,000.00	990.70	1,020.98	4.34	4.40	0.86
Class 3	1,000.00	1,000.00	990.80	1,021.59	3.73	3.79	0.74
34	Columbia Variable Portfolio Funds | Annual Report 2018

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
CTIVP® – MFS® Blended Research® Core Equity Fund
Class 1	1,000.00	1,000.00	913.70	1,021.85	3.35	3.54	0.69
Class 2	1,000.00	1,000.00	913.00	1,020.58	4.56	4.81	0.94
Class 3	1,000.00	1,000.00	913.80	1,021.24	3.93	4.15	0.81
CTIVP® – Victory Sycamore Established Value Fund
Class 1	1,000.00	1,000.00	888.10	1,021.34	3.78	4.05	0.79
Class 2	1,000.00	1,000.00	887.00	1,020.07	4.97	5.32	1.04
Class 3	1,000.00	1,000.00	887.80	1,020.73	4.35	4.66	0.91
Variable Portfolio – Partners Small Cap Value Fund
Class 1	1,000.00	1,000.00	833.90	1,020.88	4.09	4.51	0.88
Class 2	1,000.00	1,000.00	832.50	1,019.62	5.25	5.78	1.13
Class 3	1,000.00	1,000.00	833.40	1,020.27	4.65	5.12	1.00
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and nonaffiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses for Columbia Variable Portfolio – Global Strategic Income Fund, CTIVP® – BlackRock Global Inflation-Protected Securities Fund, CTIVP® – MFS®Blended Research®Core Equity Fund and Variable Portfolio – Partners Small Cap Value Fund, account values at the end of the period would have been reduced.
Columbia Variable Portfolio Funds | Annual Report 2018	35

Portfolio of Investments
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Commercial Mortgage-Backed Securities - Non-Agency(a) 2.0%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
United Kingdom 0.3%
Tesco Property Finance 3 PLC(b)
04/13/2040	5.744%	GBP	286,409	409,680
United States 1.7%
CHT Mortgage Trust(b),(c)
Series 2017-CSMO Class A
1-month USD LIBOR + 0.930% Floor 0.880% 11/15/2036	3.385%		1,000,000	984,717
VSD (b)
Series 2017-PLT1 Class A
12/25/2043	3.600%		927,445	926,643
Total				1,911,360
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $2,326,881)				2,321,040

Corporate Bonds & Notes(a) 46.3%

Australia 1.2%
APT Pipelines Ltd.(b)
03/22/2027	2.000%	EUR	230,000	260,125
Ausgrid Finance Pty Ltd.(b)
07/30/2025	1.250%	EUR	470,000	527,962
BHP Billiton Finance Ltd.(b),(d),(e)
10/22/2079	5.625%	EUR	200,000	263,785
Goodman Australia Finance Pty Ltd.(b)
09/27/2025	1.375%	EUR	240,000	262,164
Total				1,314,036
Belgium 0.6%
Anheuser-Busch InBev SA/NV(b)
01/23/2035	2.000%	EUR	200,000	210,992
Belfius Bank SA(b)
08/30/2023	0.625%	EUR	400,000	458,627
Total				669,619
Canada 0.8%
1011778 BC ULC/New Red Finance, Inc.(b)
10/15/2025	5.000%		84,000	77,278
Bausch Health Companies, Inc.(b)
12/01/2021	5.625%		41,000	40,526
03/15/2024	7.000%		15,000	15,194
04/15/2025	6.125%		71,000	61,709
11/01/2025	5.500%		22,000	20,558
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Bombardier, Inc.(b)
01/15/2023	6.125%		12,000	11,245
12/01/2024	7.500%		32,000	30,403
03/15/2025	7.500%		14,000	13,195
Canadian Natural Resources Ltd.
06/01/2047	4.950%		25,000	24,055
Cenovus Energy, Inc.
09/15/2043	5.200%		350,000	297,523
HudBay Minerals, Inc.(b)
01/15/2023	7.250%		23,000	22,738
01/15/2025	7.625%		55,000	53,711
MEG Energy Corp.(b)
01/15/2025	6.500%		9,000	9,135
Ritchie Bros. Auctioneers, Inc.(b)
01/15/2025	5.375%		14,000	13,707
Rockpoint Gas Storage Canada Ltd.(b)
03/31/2023	7.000%		35,000	33,058
Teck Resources Ltd.
07/15/2041	6.250%		146,000	138,369
Total				862,404
Czech Republic 0.3%
CPI Property Group SA(b)
04/14/2022	1.450%	EUR	280,000	315,924
Finland 0.2%
Sampo Oyj(b)
05/30/2025	1.250%	EUR	230,000	260,853
France 0.8%
Altice France SA(b)
05/01/2026	7.375%		173,000	158,675
02/01/2027	8.125%		28,000	26,390
BPCE SA(b)
09/26/2023	0.625%	EUR	400,000	456,721
Orange SA(b),(e)
Junior Subordinated
12/31/2049	5.000%	EUR	215,000	262,953
SPCM SA(b)
09/15/2025	4.875%		26,000	23,109
Total				927,848
Germany 1.4%
Eurogrid GmbH(b)
06/10/2025	1.875%	EUR	400,000	480,037
Grand City Properties SA(b)
08/03/2026	1.375%	EUR	500,000	530,976
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2018
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Unitymedia GmbH(b)
01/15/2025	6.125%		12,000	12,077
Unitymedia Hessen GmbH & Co. KG NRW(b)
01/15/2025	5.000%		107,000	104,867
Vier Gas Transport GmbH(b)
09/25/2028	1.500%	EUR	400,000	458,577
Total				1,586,534
Ireland 1.0%
Abbott Ireland Financing DAC(b)
09/27/2026	1.500%	EUR	275,000	315,029
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(b)
05/15/2024	7.250%		145,000	143,708
02/15/2025	6.000%		13,000	12,011
Avolon Holdings Funding Ltd.(b)
01/15/2023	5.500%		43,000	41,594
10/01/2023	5.125%		31,000	29,774
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%		745,000	624,381
Park Aerospace Holdings Ltd.(b)
08/15/2022	5.250%		4,000	3,882
Total				1,170,379
Italy 1.0%
Assicurazioni Generali SpA(b),(e)
Subordinated
06/08/2048	5.000%	EUR	730,000	849,235
Italgas SpA(b)
01/18/2029	1.625%	EUR	200,000	211,013
Telecom Italia Capital SA
09/30/2034	6.000%		34,000	29,376
Wind Tre SpA(b)
01/20/2026	5.000%		79,000	64,735
Total				1,154,359
Luxembourg 0.7%
Altice Luxembourg SA(b)
05/15/2022	7.750%		22,000	20,059
Bevco Lux Sarl(b)
02/09/2023	1.750%	EUR	550,000	622,394
FAGE International SA/U.S.A. Dairy Industry, Inc.(b)
08/15/2026	5.625%		76,000	63,973
INEOS Group Holdings SA(b)
08/01/2024	5.625%		18,000	15,974
Intelsat Jackson Holdings SA(b)
10/15/2024	8.500%		33,000	31,845
Total				754,245
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mexico 1.1%
Cemex SAB de CV(b)
04/16/2026	7.750%		1,150,000	1,211,891
Netherlands 2.6%
Alpha 2 BV(b)
06/01/2023	8.750%		37,000	35,299
Atotech U.S.A., Inc.(b)
02/01/2025	6.250%		37,000	34,842
Bayer Capital Corp. BV(b)
06/26/2026	1.500%	EUR	500,000	557,505
Constellium NV(b)
05/15/2024	5.750%		2,000	1,847
03/01/2025	6.625%		29,000	26,853
02/15/2026	5.875%		60,000	53,472
Innogy Finance BV(b)
06/03/2030	6.250%	GBP	315,000	518,512
LYB International Finance BV
03/15/2044	4.875%		415,000	377,575
Mondelez International, Inc.(b)
10/28/2019	1.625%		525,000	517,731
Sensata Technologies BV(b)
10/01/2025	5.000%		47,000	44,287
Starfruit Finco BV/US Holdco LLC(b)
10/01/2026	8.000%		68,000	63,270
Vesteda Finance BV(b)
07/10/2026	2.000%	EUR	280,000	316,353
Vonovia Finance BV(b),(e)
12/31/2049	4.000%	EUR	200,000	236,041
Ziggo Bond Finance BV(b)
01/15/2027	6.000%		62,000	53,760
Ziggo BV(b)
01/15/2027	5.500%		118,000	106,200
Total				2,943,547
Spain 0.5%
CaixaBank SA(b)
05/17/2024	1.125%	EUR	300,000	336,580
NorteGas Energia Distribucion SAU(b)
09/28/2027	2.065%	EUR	235,000	261,207
Total				597,787
Sweden 0.7%
Akelius Residential Property AB(b)
02/07/2025	1.750%	EUR	380,000	418,401

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	37

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2018
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Sagax AB(b)
01/17/2024	2.000%	EUR	365,000	419,185
Total				837,586
Switzerland 0.2%
UBS AG(b),(e)
Subordinated
02/12/2026	4.750%	EUR	210,000	254,813
United Kingdom 6.6%
BAT International Finance PLC(b)
03/25/2025	2.750%	EUR	305,000	366,667
BUPA Finance PLC(b)
Subordinated
12/08/2026	5.000%	GBP	200,000	267,374
Cadent Finance PLC(b)
09/22/2024	0.625%	EUR	330,000	367,752
CNH Industrial Finance Europe SA(b)
01/19/2026	1.875%	EUR	190,000	213,021
Diageo Finance PLC(b)
04/22/2025	1.000%	EUR	645,000	741,155
DS Smith PLC(b)
07/26/2024	1.375%	EUR	665,000	734,961
G4S International Finance PLC(b)
05/24/2025	1.875%	EUR	280,000	314,461
GKN Holdings Ltd.(b)
09/19/2022	5.375%	GBP	275,000	366,710
HBOS PLC(e)
Subordinated
03/18/2030	4.500%	EUR	255,000	305,264
Imperial Brands Finance PLC(b)
02/26/2026	3.375%	EUR	425,000	515,956
International Game Technology PLC(b)
01/15/2027	6.250%		21,000	20,141
NGG Finance PLC(b),(e)
06/18/2076	4.250%	EUR	440,000	515,911
Rolls-Royce PLC(b)
05/09/2024	0.875%	EUR	285,000	315,955
Royal Bank of Scotland Group PLC(b),(e)
03/02/2026	1.750%	EUR	335,000	366,597
SELP Finance Sarl(b)
10/25/2023	1.250%	EUR	470,000	530,877
Sky PLC(b)
09/16/2024	3.750%		1,125,000	1,118,199
Virgin Media Finance PLC(b)
10/15/2024	6.000%		39,000	37,575
01/15/2025	5.750%		81,000	76,202
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Virgin Media Secured Finance PLC(b)
01/15/2026	5.250%		7,000	6,412
08/15/2026	5.500%		12,000	11,157
Western Power Distribution PLC(b)
10/16/2026	3.500%	GBP	205,000	262,487
Total				7,454,834
United States 26.6%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%		16,000	15,402
AES Corp.
03/15/2023	4.500%		16,000	15,598
05/15/2023	4.875%		23,000	22,493
05/15/2026	6.000%		28,000	28,554
09/01/2027	5.125%		15,000	14,493
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%		15,000	13,125
Allergan Funding SCS
03/15/2045	4.750%		66,000	62,690
Ally Financial, Inc.
03/30/2025	4.625%		100,000	97,236
11/01/2031	8.000%		94,000	104,561
American Builders & Contractors Supply Co., Inc.(b)
05/15/2026	5.875%		59,000	56,143
Angus Chemical Co.(b)
02/15/2023	8.750%		61,000	61,381
Anheuser-Busch Companies LLC/ InBev Worldwide, Inc.(b)
02/01/2046	4.900%		805,000	744,853
Apergy Corp.
05/01/2026	6.375%		44,000	43,120
Appalachian Power Co.
05/15/2044	4.400%		800,000	773,303
APX Group, Inc.
12/01/2020	8.750%		64,000	60,941
12/01/2022	7.875%		55,000	51,948
09/01/2023	7.625%		21,000	17,021
Aramark Services, Inc.
01/15/2024	5.125%		22,000	21,813
Ascend Learning LLC(b)
08/01/2025	6.875%		22,000	21,140
AT&T, Inc.
06/15/2045	4.350%		700,000	594,131
Avantor, Inc.(b)
10/01/2025	9.000%		35,000	34,980
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%		16,000	15,520
Avis Budget Car Rental LLC/Finance, Inc.(b)
03/15/2025	5.250%		52,000	45,084

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2018
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
B&G Foods, Inc.
04/01/2025	5.250%		48,000	44,667
Bacardi Ltd.(b)
05/15/2048	5.300%		670,000	599,022
Ball Corp.
12/15/2020	4.375%		40,000	40,253
Bausch Health Companies, Inc.(b)
04/01/2026	9.250%		35,000	35,111
01/31/2027	8.500%		16,000	15,501
Beacon Roofing Supply, Inc.(b)
11/01/2025	4.875%		73,000	64,223
Becton Dickinson and Co.
12/15/2026	1.900%	EUR	365,000	416,827
06/06/2027	3.700%		510,000	483,031
Berry Global, Inc.
05/15/2022	5.500%		58,000	57,709
10/15/2022	6.000%		26,000	26,235
07/15/2023	5.125%		63,000	62,383
Big River Steel LLC/Finance Corp.(b)
09/01/2025	7.250%		39,000	39,201
Boyd Gaming Corp.
05/15/2023	6.875%		14,000	14,138
04/01/2026	6.375%		21,000	20,273
08/15/2026	6.000%		22,000	20,715
Boyne U.S.A., Inc.(b)
05/01/2025	7.250%		24,000	24,721
Brighthouse Financial, Inc.
06/22/2047	4.700%		270,000	200,592
BWAY Holding Co.(b)
04/15/2024	5.500%		21,000	19,772
Caesars Resort Collection LLC/CRC Finco, Inc.(b)
10/15/2025	5.250%		21,000	18,341
Calfrac Holdings LP(b)
06/15/2026	8.500%		20,000	15,104
Callon Petroleum Co.
10/01/2024	6.125%		26,000	24,292
07/01/2026	6.375%		62,000	57,733
Calpine Corp.
01/15/2025	5.750%		35,000	31,965
Calpine Corp.(b)
06/01/2026	5.250%		22,000	20,075
Camelot Finance SA(b)
10/15/2024	7.875%		47,000	45,468
Cardinal Health, Inc.
06/15/2047	4.368%		150,000	127,564
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%		69,000	63,762
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Catalent Pharma Solutions, Inc.(b)
01/15/2026	4.875%	26,000	24,456
CCO Holdings LLC/Capital Corp.(b)
02/15/2026	5.750%	49,000	48,037
05/01/2026	5.500%	2,000	1,925
05/01/2027	5.125%	140,000	130,317
CDK Global, Inc.
06/01/2027	4.875%	33,000	30,995
Centene Corp.
02/15/2024	6.125%	69,000	70,731
01/15/2025	4.750%	41,000	39,195
Centene Corp.(b)
06/01/2026	5.375%	50,000	48,826
Centennial Resource Production LLC(b)
01/15/2026	5.375%	15,000	13,964
CenturyLink, Inc.
03/15/2022	5.800%	52,000	49,940
04/01/2024	7.500%	25,000	24,221
04/01/2025	5.625%	73,000	64,321
Change Healthcare Holdings LLC/Finance, Inc.(b)
03/01/2025	5.750%	53,000	49,496
Chaparral Energy, Inc.(b)
07/15/2023	8.750%	27,000	19,314
Charles River Laboratories International, Inc.(b)
04/01/2026	5.500%	14,000	13,825
Chemours Co. (The)
05/15/2023	6.625%	24,000	24,240
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	36,000	33,900
Cheniere Energy Partners LP(b)
10/01/2026	5.625%	39,000	36,691
Chesapeake Energy Corp.
10/01/2026	7.500%	42,000	35,910
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	35,000	31,837
Clearway Energy Operating LLC
08/15/2024	5.375%	2,000	1,902
09/15/2026	5.000%	39,000	35,018
Clearway Energy Operating LLC(b)
10/15/2025	5.750%	30,000	28,655
CMS Energy Corp.
11/15/2025	3.600%	682,000	669,948
CommScope Technologies LLC(b)
06/15/2025	6.000%	27,000	24,605
03/15/2027	5.000%	16,000	12,971
Core & Main LP(b)
08/15/2025	6.125%	36,000	31,864

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	39

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2018
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
CrownRock LP/Finance, Inc.(b)
10/15/2025	5.625%		66,000	59,947
CSC Holdings LLC(b)
10/15/2025	10.875%		81,000	90,909
02/01/2028	5.375%		66,000	60,787
04/01/2028	7.500%		70,000	69,779
CSX Corp.
11/01/2046	3.800%		195,000	172,620
CVS Health Corp.
06/01/2026	2.875%		345,000	313,994
CyrusOne LP/Finance Corp.
03/15/2024	5.000%		22,000	21,562
03/15/2027	5.375%		54,000	52,738
DaVita, Inc.
05/01/2025	5.000%		34,000	30,850
DCP Midstream Operating LP
04/01/2044	5.600%		105,000	89,477
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%		32,000	30,862
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%		18,000	14,943
Diamondback Energy, Inc.
05/31/2025	5.375%		14,000	13,659
Digital Stout Holding LLC(b)
07/19/2029	3.300%	GBP	210,000	259,488
Discovery Communications LLC
09/20/2047	5.200%		20,000	18,421
DISH DBS Corp.
06/01/2021	6.750%		31,000	30,719
03/15/2023	5.000%		76,000	62,596
11/15/2024	5.875%		25,000	20,118
07/01/2026	7.750%		100,000	82,729
DTE Energy Co.
06/01/2024	3.500%		750,000	741,220
10/01/2026	2.850%		490,000	450,946
Duke Energy Carolinas LLC
03/15/2046	3.875%		505,000	476,056
Eldorado Resorts, Inc.
04/01/2025	6.000%		39,000	37,641
Eldorado Resorts, Inc.(b)
09/15/2026	6.000%		22,000	20,787
Emera U.S. Finance LP
06/15/2046	4.750%		620,000	596,046
Endeavor Energy Resources LP/Finance, Inc.(b)
01/30/2026	5.500%		7,000	7,106
01/30/2028	5.750%		65,000	66,303
Energizer Gamma Acquisition, Inc.(b)
07/15/2026	6.375%		14,000	12,842
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Energy Transfer Equity LP
06/01/2027	5.500%		35,000	34,188
Enterprise Products Operating LLC
02/15/2045	5.100%		180,000	179,123
02/15/2048	4.250%		420,000	375,771
Equinix, Inc.
01/15/2026	5.875%		86,000	87,167
05/15/2027	5.375%		67,000	66,245
Extraction Oil & Gas, Inc.(b)
05/15/2024	7.375%		27,000	22,484
02/01/2026	5.625%		5,000	3,734
FedEx Corp.
04/01/2046	4.550%		350,000	319,370
Five Corners Funding Trust(b)
11/15/2023	4.419%		1,200,000	1,234,915
Flex Acquisition Co., Inc.(b)
07/15/2026	7.875%		20,000	18,050
Freeport-McMoRan, Inc.
03/15/2043	5.450%		151,000	114,949
frontdoor, Inc.(b)
08/15/2026	6.750%		14,000	13,332
Frontier Communications Corp.
01/15/2023	7.125%		14,000	7,958
01/15/2025	6.875%		37,000	18,820
09/15/2025	11.000%		18,000	11,217
Gartner, Inc.(b)
04/01/2025	5.125%		52,000	50,573
Gates Global LLC/Co.(b)
07/15/2022	6.000%		32,000	31,183
Goldman Sachs Group, Inc. (The)(b)
11/01/2028	2.000%	EUR	285,000	315,339
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(b)
12/15/2023	7.375%		24,000	23,205
Guardian Life Insurance Co. of America (The)(b)
Subordinated
06/19/2064	4.875%		275,000	274,236
H&E Equipment Services, Inc.
09/01/2025	5.625%		21,000	19,243
Halcon Resources Corp.
02/15/2025	6.750%		78,000	56,940
HCA, Inc.
05/01/2023	5.875%		58,000	58,819
02/01/2025	5.375%		136,000	133,289
04/15/2025	5.250%		39,000	38,920
02/15/2027	4.500%		53,000	50,426
Hertz Corp. (The)(b)
06/01/2022	7.625%		53,000	50,084

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2018
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilcorp Energy I LP/Finance Co.(b)
11/01/2028	6.250%	32,000	28,136
Hill-Rom Holdings, Inc.(b)
02/15/2025	5.000%	25,000	23,864
Hilton Domestic Operating Co., Inc.(b)
05/01/2026	5.125%	20,000	19,178
Holly Energy Partners LP/Finance Corp.(b)
08/01/2024	6.000%	37,000	36,243
Hologic, Inc.(b)
10/15/2025	4.375%	38,000	35,453
02/01/2028	4.625%	12,000	10,860
HUB International Ltd.(b)
05/01/2026	7.000%	37,000	33,430
Indigo Natural Resources LLC(b)
02/15/2026	6.875%	25,000	21,531
Informatica LLC(b)
07/15/2023	7.125%	30,000	29,242
International Game Technology PLC(b)
02/15/2025	6.500%	51,000	50,590
IRB Holding Corp.(b)
02/15/2026	6.750%	27,000	23,473
Iron Mountain, Inc.
08/15/2024	5.750%	60,000	57,047
Iron Mountain, Inc.(b)
03/15/2028	5.250%	15,000	13,242
iStar, Inc.
04/01/2022	6.000%	32,000	30,560
Jack Ohio Finance LLC/1 Corp.(b)
11/15/2021	6.750%	52,000	52,470
Jagged Peak Energy LLC(b)
05/01/2026	5.875%	41,000	38,055
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(b)
08/01/2023	6.375%	96,000	91,829
KAR Auction Services, Inc.(b)
06/01/2025	5.125%	43,000	38,807
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	105,000	96,388
Kinder Morgan, Inc.
02/15/2046	5.050%	485,000	450,931
Koppers, Inc.(b)
02/15/2025	6.000%	11,000	9,745
Kraft Heinz Foods Co.
06/01/2046	4.375%	505,000	417,839
Kroger Co. (The)
01/15/2048	4.650%	385,000	347,202
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
L Brands, Inc.
11/01/2035	6.875%		23,000	19,231
Lamb Weston Holdings, Inc.(b)
11/01/2024	4.625%		17,000	16,570
11/01/2026	4.875%		52,000	50,139
Laredo Petroleum, Inc.
03/15/2023	6.250%		137,000	123,166
Lennar Corp.
11/15/2024	5.875%		34,000	34,056
06/01/2026	5.250%		21,000	19,830
06/15/2027	5.000%		16,000	14,520
11/29/2027	4.750%		19,000	17,246
Live Nation Entertainment, Inc.(b)
11/01/2024	4.875%		24,000	22,837
Marriott Ownership Resorts, Inc.(b)
09/15/2026	6.500%		7,000	6,750
Matador Resources Co.
09/15/2026	5.875%		40,000	36,823
Match Group, Inc.
06/01/2024	6.375%		31,000	31,653
Mattel, Inc.(b)
12/31/2025	6.750%		36,000	32,181
Meritage Homes Corp.
04/01/2022	7.000%		23,000	23,690
06/06/2027	5.125%		28,000	23,961
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%		20,000	18,121
01/15/2028	4.500%		18,000	15,785
MGM Resorts International
10/01/2020	6.750%		60,000	61,719
12/15/2021	6.625%		52,000	53,234
Molson Coors Brewing Co.
07/15/2024	1.250%	EUR	370,000	418,058
07/15/2046	4.200%		275,000	228,524
MPH Acquisition Holdings LLC(b)
06/01/2024	7.125%		70,000	65,276
MSCI, Inc.(b)
11/15/2024	5.250%		57,000	57,003
08/01/2026	4.750%		23,000	21,816
Multi-Color Corp.(b)
11/01/2025	4.875%		41,000	35,247
Nabors Industries, Inc.
09/15/2021	4.625%		4,000	3,599
01/15/2023	5.500%		25,000	19,807
02/01/2025	5.750%		76,000	57,356

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	41

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2018
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Navient Corp.
03/25/2021	5.875%	4,000	3,830
06/15/2022	6.500%	40,000	37,292
03/25/2024	6.125%	71,000	60,752
06/15/2026	6.750%	51,000	42,334
NCR Corp.
07/15/2022	5.000%	19,000	17,916
12/15/2023	6.375%	49,000	47,438
Netflix, Inc.
02/15/2025	5.875%	8,000	8,086
04/15/2028	4.875%	82,000	74,823
Netflix, Inc.(b)
11/15/2028	5.875%	79,000	76,888
05/15/2029	6.375%	30,000	29,772
NextEra Energy Operating Partners LP(b)
09/15/2027	4.500%	37,000	32,877
NFP Corp.(b)
07/15/2025	6.875%	48,000	43,321
NGPL PipeCo LLC(b)
08/15/2022	4.375%	14,000	13,699
12/15/2037	7.768%	98,000	111,753
NiSource, Inc.
05/15/2047	4.375%	425,000	397,827
Noble Energy, Inc.
11/15/2043	5.250%	150,000	133,585
Novelis Corp.(b)
09/30/2026	5.875%	93,000	81,898
Novolex (b)
01/15/2025	6.875%	15,000	13,371
NRG Energy, Inc.
01/15/2027	6.625%	63,000	63,773
NuStar Logistics LP
04/28/2027	5.625%	35,000	32,559
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	61,000	59,839
Pacific Gas & Electric Co.
02/15/2044	4.750%	474,000	391,092
Parsley Energy LLC/Finance Corp.(b)
06/01/2024	6.250%	24,000	23,371
08/15/2025	5.250%	52,000	47,205
10/15/2027	5.625%	75,000	68,312
Party City Holdings, Inc.(b)
08/15/2023	6.125%	3,000	2,942
08/01/2026	6.625%	12,000	10,913
Pattern Energy Group, Inc.(b)
02/01/2024	5.875%	43,000	41,497
PDC Energy, Inc.
09/15/2024	6.125%	62,000	57,451
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Peachtree Corners Funding Trust(b)
02/15/2025	3.976%		1,100,000	1,067,663
Penn National Gaming, Inc.(b)
01/15/2027	5.625%		30,000	26,928
Penske Automotive Group, Inc.
12/01/2024	5.375%		41,000	38,392
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%		975,000	813,404
Platform Specialty Products Corp.(b)
02/01/2022	6.500%		4,000	4,019
12/01/2025	5.875%		82,000	76,619
Polaris Intermediate Corp. PIK(b)
12/01/2022	8.500%		25,000	22,837
Post Holdings, Inc.(b)
03/01/2025	5.500%		14,000	13,451
08/15/2026	5.000%		86,000	78,348
03/01/2027	5.750%		98,000	91,847
01/15/2028	5.625%		12,000	11,051
PPL Capital Funding, Inc.
06/01/2023	3.400%		1,287,000	1,261,506
PQ Corp.(b)
11/15/2022	6.750%		101,000	103,433
12/15/2025	5.750%		34,000	31,552
Prestige Brands, Inc.(b)
03/01/2024	6.375%		66,000	63,752
Provident Funding Associates LP/Finance Corp.(b)
06/15/2025	6.375%		41,000	36,947
QEP Resources, Inc.
03/01/2026	5.625%		24,000	19,956
Qualitytech LP/QTS Finance Corp.(b)
11/15/2025	4.750%		59,000	55,170
Quicken Loans, Inc.(b)
05/01/2025	5.750%		49,000	45,797
01/15/2028	5.250%		50,000	44,873
Radiate HoldCo LLC/Finance, Inc.(b)
02/15/2023	6.875%		10,000	9,107
02/15/2025	6.625%		35,000	30,178
Refinitiv US Holdings, Inc.(b)
05/15/2026	6.250%		81,000	77,957
11/15/2026	8.250%		58,000	53,001
RELX Capital, Inc.
05/12/2025	1.300%	EUR	465,000	524,662
Resideo Funding, Inc.(b)
11/01/2026	6.125%		7,000	6,913
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%		116,293	115,990
Reynolds Group Issuer, Inc./LLC(b)
07/15/2024	7.000%		65,000	61,425

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2018
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rivers Pittsburgh Borrower LP/Finance Corp.(b)
08/15/2021	6.125%	30,000	29,199
Rockies Express Pipeline LLC(b)
04/15/2040	6.875%	64,000	67,235
Rowan Companies, Inc.
01/15/2024	4.750%	22,000	16,270
SBA Communications Corp.
09/01/2024	4.875%	91,000	86,319
Scientific Games International, Inc.
12/01/2022	10.000%	63,000	63,835
Scientific Games International, Inc.(b)
10/15/2025	5.000%	60,000	53,742
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	51,000	50,873
12/15/2026	5.250%	9,000	8,193
Sempra Energy
06/15/2024	3.550%	465,000	451,858
06/15/2027	3.250%	260,000	238,657
SESI LLC
12/15/2021	7.125%	36,000	30,595
09/15/2024	7.750%	51,000	40,548
Sirius XM Radio, Inc.(b)
04/15/2025	5.375%	9,000	8,514
07/15/2026	5.375%	83,000	78,445
08/01/2027	5.000%	42,000	38,358
SM Energy Co.
06/01/2025	5.625%	14,000	12,180
09/15/2026	6.750%	52,000	46,486
01/15/2027	6.625%	19,000	16,815
Sotera Health Holdings LLC(b)
05/15/2023	6.500%	48,000	45,960
Southern Co. (The)
07/01/2046	4.400%	450,000	414,687
Spectrum Brands, Inc.
11/15/2022	6.625%	54,000	55,098
07/15/2025	5.750%	228,000	216,591
Springleaf Finance Corp.
03/15/2023	5.625%	21,000	19,235
03/15/2025	6.875%	36,000	32,138
03/15/2026	7.125%	31,000	27,694
Sprint Capital Corp.
11/15/2028	6.875%	53,000	50,097
Sprint Corp.
02/15/2025	7.625%	63,000	63,594
03/01/2026	7.625%	60,000	59,893
SPX FLOW, Inc.(b)
08/15/2024	5.625%	13,000	12,285
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Standard Industries, Inc.(b)
02/15/2023	5.500%	2,000	1,959
Stars Group Holdings BV/Co-Borrower LLC(b)
07/15/2026	7.000%	14,000	13,605
Stevens Holding Co., Inc.(b)
10/01/2026	6.125%	9,000	8,877
Sunoco LP/Finance Corp.
01/15/2023	4.875%	13,000	12,700
02/15/2026	5.500%	37,000	34,913
Symantec Corp.(b)
04/15/2025	5.000%	39,000	36,491
Tallgrass Energy Partners LP/Finance Corp.(b)
01/15/2028	5.500%	39,000	37,601
Targa Resources Partners LP/Finance Corp.(b)
04/15/2026	5.875%	7,000	6,816
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	64,000	60,054
01/15/2028	5.000%	142,000	128,700
Teachers Insurance & Annuity Association of America(b)
Subordinated
09/15/2044	4.900%	700,000	725,546
Teleflex, Inc.
06/01/2026	4.875%	11,000	10,505
11/15/2027	4.625%	25,000	23,270
Tempo Acquisition LLC/Finance Corp.(b)
06/01/2025	6.750%	42,000	39,560
Tenet Healthcare Corp.
04/01/2022	8.125%	13,000	13,017
06/15/2023	6.750%	43,000	40,367
07/15/2024	4.625%	50,000	46,575
05/01/2025	5.125%	45,000	42,000
08/01/2025	7.000%	25,000	23,222
TerraForm Power Operating LLC(b)
01/31/2028	5.000%	58,000	51,475
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	126,000	128,610
02/01/2026	4.500%	23,000	21,244
02/01/2028	4.750%	43,000	39,574
TransDigm, Inc.
05/15/2025	6.500%	105,000	100,272
06/15/2026	6.375%	67,000	62,427
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	41,000	36,828
Transocean Guardian Ltd.(b)
01/15/2024	5.875%	21,000	20,151
TriMas Corp.(b)
10/15/2025	4.875%	5,000	4,650

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	43

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2018
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Concrete, Inc.
06/01/2024	6.375%	7,000	6,455
United Rentals North America, Inc.
09/15/2026	5.875%	64,000	60,865
12/15/2026	6.500%	39,000	38,415
United Technologies Corp.
11/16/2028	4.125%	100,000	99,087
Universal Health Services, Inc.(b)
08/01/2022	4.750%	58,000	57,879
Valvoline, Inc.
08/15/2025	4.375%	33,000	30,676
Verizon Communications, Inc.
03/15/2055	4.672%	145,000	133,479
Verscend Escrow Corp.(b)
08/15/2026	9.750%	32,000	30,075
VFH Parent LLC/Orchestra Co-Issuer, Inc.(b)
06/15/2022	6.750%	7,000	6,794
Viking Cruises Ltd.(b)
09/15/2027	5.875%	34,000	31,749
Vistra Energy Corp.
11/01/2024	7.625%	34,000	35,964
Vistra Operations Co. LLC(b)
09/01/2026	5.500%	14,000	13,591
Weatherford International Ltd.
06/15/2021	7.750%	28,000	21,049
WellCare Health Plans, Inc.
04/01/2025	5.250%	72,000	69,314
WellCare Health Plans, Inc.(b)
08/15/2026	5.375%	34,000	32,876
Wells Fargo & Co.
10/23/2026	3.000%	160,000	148,113
WESCO Distribution, Inc.
06/15/2024	5.375%	18,000	16,980
WeWork Companies, Inc.(b)
05/01/2025	7.875%	18,000	15,969
Whiting Petroleum Corp.
01/15/2026	6.625%	13,000	11,118
Williams Companies, Inc. (The)
09/15/2045	5.100%	215,000	199,800
WPX Energy, Inc.
01/15/2022	6.000%	22,000	21,469
09/15/2024	5.250%	50,000	45,400
06/01/2026	5.750%	22,000	20,050
Wynn Las Vegas LLC/Capital Corp.(b)
03/01/2025	5.500%	34,000	31,949
XPO Logistics, Inc.(b)
06/15/2022	6.500%	17,000	16,835
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Zayo Group LLC/Capital, Inc.(b)
01/15/2027	5.750%		94,000	83,657
Zekelman Industries, Inc.(b)
06/15/2023	9.875%		20,000	21,034
Total				30,320,589
Total Corporate Bonds & Notes (Cost $55,068,894)				52,637,248

Foreign Government Obligations(a),(f) 18.9%

Argentina 1.0%
Argentine Republic Government International Bond
04/22/2021	6.875%		500,000	452,762
04/22/2026	7.500%		700,000	563,077
04/22/2046	7.625%		150,000	109,977
Total				1,125,816
Belarus 0.5%
Republic of Belarus International Bond(b)
06/29/2027	7.625%		500,000	511,886
Brazil 1.3%
Brazil Notas do Tesouro Nacional Serie F
01/01/2027	10.000%	BRL	1,500,000	403,970
Petrobras Global Finance BV
03/17/2024	6.250%		1,063,000	1,078,822
Total				1,482,792
Croatia 0.2%
Croatia Government International Bond(b)
01/26/2024	6.000%		200,000	216,415
Dominican Republic 1.1%
Dominican Republic International Bond(b)
04/20/2027	8.625%		1,092,000	1,249,151
Ecuador 0.2%
Ecuador Government International Bond(b)
12/13/2026	9.650%		250,000	228,578
Egypt 0.9%
Egypt Government International Bond(b)
01/31/2027	7.500%		1,100,000	1,053,097
Honduras 1.1%
Honduras Government International Bond(b)
03/15/2024	7.500%		1,200,000	1,264,624
Indonesia 2.2%
Indonesia Asahan Aluminium Persero PT(b)
11/15/2028	6.530%		750,000	789,030

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2018
Foreign Government Obligations(a),(f) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Indonesia Government International Bond(b)
05/05/2021	4.875%		364,000	372,240
Saka Energi Indonesia PT(b)
05/05/2024	4.450%		1,500,000	1,378,122
Total				2,539,392
Italy 0.0%
Italy Buoni Poliennali Del Tesoro
11/01/2026	7.250%	EUR	191	294
Ivory Coast 0.4%
Ivory Coast Government International Bond(b)
03/03/2028	6.375%		500,000	449,332
Kazakhstan 0.9%
KazMunayGas National Co. JSC(b)
04/24/2030	5.375%		1,000,000	983,981
Mexico 1.1%
Mexico Government International Bond
09/27/2034	6.750%		104,000	118,803
Petroleos Mexicanos
01/24/2022	4.875%		430,000	419,160
09/21/2023	4.625%		165,000	154,970
01/18/2024	4.875%		563,000	525,930
Total				1,218,863
Netherlands 1.1%
Stedin Holding NV(b),(e)
12/31/2049	3.250%	EUR	270,000	317,637
Syngenta Finance NV(b)
04/24/2028	5.182%		1,000,000	921,518
Total				1,239,155
Nigeria 0.4%
Nigeria Government International Bond(b)
11/28/2027	6.500%		500,000	442,487
Oman 0.8%
Oman Government International Bond(b)
01/17/2028	5.625%		1,000,000	880,675
Paraguay 0.2%
Paraguay Government International Bond(b)
08/11/2044	6.100%		250,000	259,046
Qatar 0.7%
Qatar Government International Bond(b)
04/23/2048	5.103%		750,000	786,746
Foreign Government Obligations(a),(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Romania 0.2%
Romanian Government International Bond(b)
01/22/2024	4.875%	232,000	238,923
Russian Federation 1.2%
Gazprom OAO Via Gaz Capital SA(b)
03/07/2022	6.510%	1,274,000	1,331,515
Saudi Arabia 0.6%
Saudi Government International Bond(b)
03/04/2028	3.625%	750,000	710,448
Senegal 1.0%
Senegal Government International Bond(b)
07/30/2024	6.250%	1,200,000	1,168,324
South Africa 0.4%
Republic of South Africa Government International Bond
06/22/2030	5.875%	500,000	489,538
Turkey 0.8%
Turkey Government International Bond
03/25/2027	6.000%	1,000,000	943,577
Virgin Islands 0.6%
State Grid Overseas Investment 2016 Ltd.(b)
05/04/2027	3.500%	750,000	722,723
Total Foreign Government Obligations (Cost $22,144,682)			21,537,378

Residential Mortgage-Backed Securities - Non-Agency 2.5%

United States 2.5%
Citigroup Mortgage Loan Trust, Inc.(b),(g)
CMO Series 2013-2 Class 1A3
11/25/2037	4.789%	1,999,212	1,997,680
Verus Securitization Trust(b),(h)
CMO Series 2018-INV2 Class A3
10/25/2058	4.705%	800,000	799,988
Total			2,797,668
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $2,829,105)			2,797,668

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	45

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2018
Money Market Funds 28.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(i),(j)	31,849,996	31,846,811
Total Money Market Funds (Cost $31,846,811)		31,846,811
Total Investments in Securities (Cost $114,216,373)		111,140,145
Other Assets & Liabilities, Net		2,636,461
Net Assets		$113,776,606
At December 31, 2018, securities and/or cash totaling $633,292 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
3,294,000 CAD	2,488,179 USD	Credit Suisse	01/11/2019	74,807	—
28,790,000 EUR	32,824,630 USD	Credit Suisse	01/11/2019	—	(184,998)
2,462,343 USD	3,294,000 CAD	Credit Suisse	01/11/2019	—	(48,972)
15,191,160 USD	13,354,000 EUR	Credit Suisse	01/11/2019	120,079	—
1,500,000 BRL	381,825 USD	HSBC	01/11/2019	—	(5,011)
1,845,000,000 JPY	16,323,959 USD	HSBC	01/11/2019	—	(520,282)
16,464,231 USD	1,845,000,000 JPY	HSBC	01/11/2019	380,010	—
2,100,000 AUD	1,520,128 USD	Morgan Stanley	01/11/2019	40,736	—
12,452,000 MXN	601,860 USD	Morgan Stanley	01/11/2019	—	(30,922)
1,510,961 USD	2,100,000 AUD	Morgan Stanley	01/11/2019	—	(31,568)
608,705 USD	12,452,000 MXN	Morgan Stanley	01/11/2019	24,076	—
880,000 GBP	1,131,729 USD	UBS	01/11/2019	9,607	—
1,660,000 GBP	2,103,262 USD	UBS	01/11/2019	—	(13,468)
1,132,709 USD	880,000 GBP	UBS	01/11/2019	—	(10,587)
Total				649,315	(845,808)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Ultra Treasury Bond	16	03/2019	USD	2,570,500	27,472	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(23)	03/2019	USD	(3,358,000)	—	(94,463)
U.S. Treasury 10-Year Note	(79)	03/2019	USD	(9,639,234)	—	(95,226)
U.S. Treasury 5-Year Note	(28)	03/2019	USD	(3,211,250)	—	(52,339)
Total					—	(242,028)

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2018
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit iTraxx Europe Crossover Index, Series 30	Morgan Stanley	12/20/2023	5.000	Quarterly	3.531	EUR	3,946,640	6,290	—	—	6,290	—
Markit iTraxx Europe Crossover Index, Series 30	Morgan Stanley	12/20/2023	5.000	Quarterly	3.531	EUR	3,946,640	(18,738)	—	—	—	(18,738)
Total								(12,448)	—	—	6,290	(18,738)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $52,043,002, which represents 45.74% of total net assets.
(c)	Variable rate security. The interest rate shown was the current rate as of December 31, 2018.
(d)	Represents a security purchased on a forward commitment basis.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2018.
(f)	Principal and interest may not be guaranteed by the government.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2018.
(h)	Valuation based on significant unobservable inputs.
(i)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	6,751,115	143,030,071	(117,931,190)	31,849,996	196	(224)	231,820	31,846,811
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	47

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2018
Currency Legend  (continued)
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Commercial Mortgage-Backed Securities - Non-Agency	—	2,321,040	—	—	2,321,040
Corporate Bonds & Notes	—	52,637,248	—	—	52,637,248
Foreign Government Obligations	—	21,537,378	—	—	21,537,378
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Global Strategic Income Fund, December 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Residential Mortgage-Backed Securities - Non-Agency	—	1,997,680	799,988	—	2,797,668
Money Market Funds	—	—	—	31,846,811	31,846,811
Total Investments in Securities	—	78,493,346	799,988	31,846,811	111,140,145
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	649,315	—	—	649,315
Futures Contracts	27,472	—	—	—	27,472
Swap Contracts	—	6,290	—	—	6,290
Liability
Forward Foreign Currency Exchange Contracts	—	(845,808)	—	—	(845,808)
Futures Contracts	(242,028)	—	—	—	(242,028)
Swap Contracts	—	(18,738)	—	—	(18,738)
Total	(214,556)	78,284,405	799,988	31,846,811	110,716,648
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage-backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) valuation measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	49

Portfolio of Investments
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2014-20I Class 1
09/01/2034	2.920%	310,118	307,102
Total Asset-Backed Securities — Agency (Cost $315,934)			307,102

Asset-Backed Securities — Non-Agency 17.6%

American Credit Acceptance Receivables Trust(a)
Subordinated, Series 2018-3 Class C
10/15/2024	3.750%	6,500,000	6,527,602
ARES XLVI CLO Ltd.(a),(b)
Series 2017-46A Class B1
3-month USD LIBOR + 1.350% 01/15/2030	3.786%	18,020,000	17,389,516
Avant Loans Funding Trust(a)
Series 2018-A Class A
06/15/2021	3.090%	16,870,821	16,843,578
Series 2018-B Class A
01/18/2022	3.420%	31,462,959	31,419,689
Subordinated, Series 2018-B Class B
07/15/2022	4.110%	6,500,000	6,521,503
Bain Capital Credit CLO(a),(b)
Series 2018-1A Class B
3-month USD LIBOR + 1.400% 04/23/2031	3.877%	22,300,000	21,574,247
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	3.869%	24,000,000	23,234,016
Cent CLO Ltd.(a),(b)
Series 2018-C17A Class A2R
3-month USD LIBOR + 1.600% 04/30/2031	4.120%	21,000,000	20,587,791
CLUB Credit Trust(a)
Series 2017-P2 Class A
01/15/2024	2.610%	16,732,129	16,637,934
Series 2018-NP1 Class A
05/15/2024	2.990%	3,904,561	3,900,996
Series 2018-NP1 Class B
05/15/2024	3.670%	10,000,000	9,993,893
Series 2018-P3 Class A
01/15/2026	3.820%	15,100,000	15,088,436
Subordinated, Series 2017-P2 Class B
01/15/2024	3.560%	10,600,000	10,498,552
Conn’s Receivables Funding LLC(a)
Series 2018-A Class A
01/15/2023	3.250%	9,051,983	9,057,281
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2017-B Class B
04/15/2021	4.520%	16,289,940	16,324,203
Consumer Loan Underlying Bond Credit Trust(a)
Series 2017-NP2 Class A
01/16/2024	2.550%	183,153	183,102
Series 2017-NP2 Class B
01/16/2024	3.500%	4,200,000	4,198,976
Series 2018-P1 Class A
07/15/2025	3.390%	32,494,233	32,444,212
Series 2018-P2 Class A
10/15/2025	3.470%	14,257,610	14,208,146
Credit Suisse ABS Trust(a)
Series 2018-LD1 Class A
07/25/2024	3.420%	12,575,469	12,572,954
Drive Auto Receivables Trust
Series 2018-4 Class C
11/15/2024	3.660%	10,000,000	10,043,610
Dryden 57 CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	3.966%	14,617,500	14,092,922
DT Auto Owner Trust(a)
Subordinated, Series 2018-3A Class C
07/15/2024	3.790%	6,900,000	6,927,987
Subordinated, Series 2018-3A Class D
07/15/2024	4.190%	21,910,000	22,031,340
Goldentree Loan Opportunities XI Ltd.(a),(b)
Series 2015-11A Class BR2
3-month USD LIBOR + 1.350% 01/18/2031	3.795%	10,000,000	9,662,630
Hertz Vehicle Financing II LP(a)
Subordinated, Series 2016-3A Class D
07/25/2020	5.410%	8,148,000	8,151,676
Madison Park Funding XVIII Ltd.(a),(b)
Series 2015-18A Class A1R
3-month USD LIBOR + 1.190% 10/21/2030	3.659%	4,250,000	4,219,642
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month USD LIBOR + 1.350% 04/20/2030	3.869%	40,300,000	38,887,485
Madison Park Funding XXXII Ltd.(a),(b),(c)
Series 2018-32A Class C
3-month USD LIBOR + 2.900% Floor 2.900% 01/22/2031	3.500%	14,000,000	13,807,220
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marlette Funding Trust(a)
Series 2018-1A Class A
03/15/2028	2.610%	19,141,706	19,091,899
Series 2018-1A Class B
03/15/2028	3.190%	13,200,000	13,096,190
Subordinated, Series 2018-4A Class B
12/15/2028	4.210%	8,700,000	8,815,641
Octagon Investment Partners 30 Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.320% 03/17/2030	3.789%	7,000,000	6,943,902
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.400% Floor 1.400% 01/20/2031	3.869%	20,375,000	19,618,517
Octagon Investment Partners XXII Ltd.(a),(b)
Series 2014-1A Class BRR
3-month USD LIBOR + 1.450% Floor 1.450% 01/22/2030	3.919%	45,625,000	44,083,194
Ocwen Master Advance Receivables Trust(a),(d)
Series 2018-T1 Class AT1
08/15/2049	3.301%	10,300,000	10,294,335
OneMain Financial Issuance Trust(a)
Series 2015-1A Class A
03/18/2026	3.190%	1,556,053	1,554,952
Series 2018-1A Class A
03/14/2029	3.300%	23,470,000	23,499,363
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	9.719%	1,962,500	1,938,932
OZLM XXI(a),(b)
Series 2017-21A Class A1
3-month USD LIBOR + 1.150% 01/20/2031	3.619%	31,700,000	31,227,670
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	3.919%	20,000,000	19,438,600
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class A
06/17/2024	3.110%	9,412,588	9,398,634
Series 2018-1A Class B
06/17/2024	3.900%	22,500,000	22,511,131
Series 2018-1A Class C
06/17/2024	4.870%	10,500,000	10,500,881
Subordinated, Series 2017-1A Class C
06/15/2023	5.800%	5,500,000	5,564,366
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2017-2A Class C
09/15/2023	5.370%	9,000,000	9,047,149
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	3.836%	28,000,000	27,122,732
SoFi Consumer Loan Program LLC(a)
Series 2016-5 Class A
09/25/2028	3.060%	20,069,907	19,964,225
SoFi Consumer Loan Program Trust(a)
Series 2018-1 Class A1
02/25/2027	2.550%	10,673,398	10,614,755
Series 2018-1 Class A2
02/25/2027	3.140%	11,000,000	10,967,923
Series 2018-2 Class A1
04/26/2027	2.930%	6,986,667	6,973,979
SoFi Professional Loan Program LLC(a),(d),(e),(f),(g)
Series 2015-D Class RC
10/26/2037	0.000%	5	1,827,856
Series 2016-A Class RIO
01/25/2038	0.000%	8	1,951,423
Series 2016-A Class RPO
01/25/2038	0.000%	6	2,463,978
Series 2016-B Class RC
04/25/2037	0.000%	2	596,167
SoFi Professional Loan Program LLC(a),(d),(e),(g)
Series 2017-A Class R
03/26/2040	0.000%	50,000	2,882,500
Stewart Park CLO Ltd.(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.250% Floor 1.250% 01/15/2030	3.686%	7,250,000	7,074,195
Series 2017-1A Class BR
3-month USD LIBOR + 1.370% Floor 1.370% 01/15/2030	3.092%	11,171,429	10,781,658
Symphony CLO V Ltd.(a),(b)
Series 2007-5A Class A1
3-month USD LIBOR + 0.750% Floor 0.750% 01/15/2024	3.186%	876,477	876,569
Voya Ltd.(a),(b)
Series 2012-4A Class A1R
3-month USD LIBOR + 1.450% 10/15/2028	3.886%	11,000,000	10,999,846
Total Asset-Backed Securities — Non-Agency (Cost $803,216,430)			788,754,301

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	51

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Commercial Mortgage-Backed Securities - Agency 2.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(h)
Series 2017-K070 Class A2
11/25/2027	3.303%	16,735,000	16,704,507
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K071 Class A2
11/25/2050	3.286%	13,965,000	13,919,026
Federal National Mortgage Association(h)
Series 2017-M15 Class ATS2
11/25/2027	3.136%	52,500,000	51,728,786
FRESB Mortgage Trust(h)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	15,656,278	15,424,662
Total Commercial Mortgage-Backed Securities - Agency (Cost $100,372,229)			97,776,981

Commercial Mortgage-Backed Securities - Non-Agency 7.9%

American Homes 4 Rent Trust(a)
Series 2014-SFR3 Class A
12/17/2036	3.678%	2,333,430	2,334,549
Series 2015-SFR2 Class A
10/17/2045	3.732%	6,769,502	6,878,908
Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class C
1-month USD LIBOR + 1.600% Floor 1.600% 05/15/2035	4.055%	14,500,000	14,417,840
BBCMS Trust(a),(b)
Subordinated, Series 2018-BXH Class E
1-month USD LIBOR + 2.250% Floor 2.250% 10/15/2037	4.705%	10,581,000	10,549,155
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	4.255%	6,950,000	6,849,802
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	4.855%	6,310,000	6,234,506
BX Trust(a),(b)
Series 2018-GW Class F
1-month USD LIBOR + 2.420% Floor 2.420% 05/15/2035	4.875%	10,000,000	9,804,711
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	3.955%	18,000,000	17,807,816
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	5.455%	20,800,000	20,460,958
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated, Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.800% 11/15/2036	6.196%	5,000,000	4,984,146
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated, Series 2014-USA Class E
09/15/2037	4.373%	5,365,000	4,800,976
Subordinated, Series 2014-USA Class F
09/15/2037	4.373%	12,800,000	10,774,213
Credit Suisse Mortgage Capital Trust(a)
Series 2014-USA Class A2
09/15/2037	3.953%	19,000,000	19,212,521
CSMC OA LLC(a)
Subordinated, Series 2014-USA Class B
09/15/2037	4.185%	4,675,000	4,641,600
Direxion Daily Retail Bull(a),(b)
Series 2018-RVP Class C
1-month USD LIBOR + 2.050% Floor 2.050% 03/15/2033	4.505%	15,375,000	15,202,442
Hilton U.S.A. Trust(a)
Series 2016-HHV Class A
11/05/2038	3.719%	8,300,000	8,212,961
Series 2016-SFP Class A
11/05/2035	2.828%	5,400,000	5,269,087
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	13,301,000	13,444,993
Hilton U.S.A. Trust(a),(h)
Series 2016-HHV Class F
11/05/2038	4.194%	4,500,000	4,046,997
Subordinated, Series 2016-HHV Class E
11/05/2038	4.194%	5,865,000	5,518,512
Independence Plaza Trust(a)
Series 2018-INDP Class B
07/10/2035	3.911%	10,375,000	10,444,686
Invitation Homes Trust(a),(b)
Series 2018-SFR2 Class A
1-month USD LIBOR + 0.900% Floor 0.800% 06/17/2037	3.355%	33,432,643	32,954,309
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	3.555%	24,663,216	24,677,896

The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Capital I Trust(a)
Series 2014-150E Class A
09/09/2032	3.912%	6,495,000	6,594,935
Progress Residential Trust(a)
Series 2017-SFR1 Class A
08/17/2034	2.768%	10,326,826	10,087,753
Series 2018-SF3 Class A
10/17/2035	3.880%	11,935,000	12,130,144
Series 2018-SFR1 Class A
03/17/2035	3.255%	18,965,000	18,729,851
Series 2018-SFR2 Class A
08/17/2035	3.712%	13,515,000	13,707,475
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class A
1-month USD LIBOR + 0.850% Floor 0.850% 02/15/2032	3.305%	6,760,000	6,723,703
Series 2018-NYCH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 02/15/2032	3.705%	10,469,000	10,408,724
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% Floor 3.200% 02/15/2032	5.355%	16,259,000	16,089,927
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $356,154,753)			353,996,096

Corporate Bonds & Notes 26.0%

Aerospace & Defense 1.2%
Bombardier, Inc.(a)
12/01/2021	8.750%	344,000	354,320
12/01/2024	7.500%	963,000	914,935
Lockheed Martin Corp.
12/15/2042	4.070%	4,094,000	3,911,805
09/15/2052	4.090%	6,710,000	6,282,935
Northrop Grumman Corp.
01/15/2025	2.930%	11,960,000	11,344,203
01/15/2028	3.250%	31,620,000	29,542,914
TransDigm, Inc.
06/15/2026	6.375%	1,556,000	1,449,792
Total			53,800,904
Automotive 0.4%
Delphi Technologies PLC(a)
10/01/2025	5.000%	333,000	279,732
Ford Motor Co.
02/01/2029	6.375%	3,333,000	3,374,453
12/08/2046	5.291%	6,690,000	5,491,941
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Motor Credit Co. LLC
11/02/2020	2.343%	9,700,000	9,331,429
Total			18,477,555
Banking 2.2%
Banco de Bogota SA(a)
Subordinated
05/12/2026	6.250%	3,220,000	3,259,873
Banco Mercantil del Norte SA(a),(i)
Subordinated
10/04/2031	5.750%	2,575,000	2,316,627
Bank of America Corp.(i)
01/20/2028	3.824%	20,000,000	19,352,040
Bank of New York Mellon Corp. (The)
05/15/2019	5.450%	5,275,000	5,322,829
BBVA Bancomer SA(a),(i)
Subordinated
11/12/2029	5.350%	2,910,000	2,680,171
Capital One Financial Corp.
05/12/2020	2.500%	13,110,000	12,947,213
Goldman Sachs Group, Inc. (The)(i)
05/01/2029	4.223%	16,190,000	15,598,239
JPMorgan Chase & Co.(i)
02/01/2028	3.782%	7,075,000	6,860,040
12/05/2029	4.452%	13,243,000	13,456,848
Wells Fargo & Co.
01/30/2020	2.150%	9,650,000	9,547,739
10/23/2026	3.000%	9,035,000	8,363,745
Total			99,705,364
Brokerage/Asset Managers/Exchanges 0.0%
NFP Corp.(a)
07/15/2025	6.875%	485,000	437,719
Building Materials 0.2%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	738,000	731,794
05/15/2026	5.875%	760,000	723,198
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	787,000	692,376
Cemex SAB de CV(a)
04/16/2026	7.750%	5,110,000	5,385,010
Core & Main LP(a)
08/15/2025	6.125%	371,000	328,373
James Hardie International Finance DAC(a)
01/15/2025	4.750%	600,000	548,855
Total			8,409,606

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	53

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.5%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	1,025,000	954,104
05/01/2027	5.875%	1,258,000	1,224,161
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	960,000	863,312
Comcast Corp.
08/15/2047	4.000%	8,210,000	7,436,470
CSC Holdings LLC(a)
10/15/2025	6.625%	663,000	672,352
05/15/2026	5.500%	1,078,000	1,021,570
02/01/2028	5.375%	726,000	668,660
04/01/2028	7.500%	809,000	806,447
DISH DBS Corp.
07/01/2026	7.750%	1,446,000	1,196,266
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	352,000	339,680
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	201,000	183,047
02/15/2025	6.625%	382,000	329,375
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	679,000	642,348
07/15/2026	5.375%	40,000	37,805
08/01/2027	5.000%	707,000	645,699
Unitymedia GmbH(a)
01/15/2025	6.125%	943,000	949,066
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	615,000	602,740
Virgin Media Finance PLC(a)
01/15/2025	5.750%	254,000	238,956
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	754,000	690,619
08/15/2026	5.500%	36,000	33,472
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	740,000	641,646
Ziggo BV(a)
01/15/2027	5.500%	724,000	651,600
Total			20,829,395
Chemicals 0.2%
Alpha 2 BV(a)
06/01/2023	8.750%	409,000	390,194
Angus Chemical Co.(a)
02/15/2023	8.750%	340,000	342,123
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	407,000	383,264
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	405,000	382,724
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chemours Co. (The)
05/15/2023	6.625%	225,000	227,250
05/15/2025	7.000%	275,000	279,084
INEOS Group Holdings SA(a)
08/01/2024	5.625%	485,000	430,416
LYB International Finance BV
07/15/2043	5.250%	2,960,000	2,844,838
Platform Specialty Products Corp.(a)
02/01/2022	6.500%	340,000	341,616
12/01/2025	5.875%	782,000	730,687
PQ Corp.(a)
11/15/2022	6.750%	680,000	696,378
12/15/2025	5.750%	684,000	634,746
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	734,000	682,944
Total			8,366,264
Construction Machinery 0.0%
H&E Equipment Services, Inc.
09/01/2025	5.625%	226,000	207,089
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	216,000	211,483
United Rentals North America, Inc.
09/15/2026	5.875%	584,000	555,397
12/15/2026	6.500%	245,000	241,325
05/15/2027	5.500%	411,000	381,159
Total			1,596,453
Consumer Cyclical Services 0.0%
APX Group, Inc.
12/01/2022	7.875%	437,000	412,748
09/01/2023	7.625%	336,000	272,342
frontdoor, Inc.(a)
08/15/2026	6.750%	140,000	133,320
Total			818,410
Consumer Products 0.1%
Energizer Gamma Acquisition, Inc.(a)
07/15/2026	6.375%	195,000	178,876
Mattel, Inc.(a)
12/31/2025	6.750%	341,000	304,828
Prestige Brands, Inc.(a)
03/01/2024	6.375%	604,000	583,430
Resideo Funding, Inc.(a)
11/01/2026	6.125%	72,000	71,101
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	592,000	590,521
12/15/2026	5.250%	116,000	105,595

The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Spectrum Brands, Inc.
07/15/2025	5.750%	895,000	850,216
Total			2,684,567
Diversified Manufacturing 0.0%
Apergy Corp.
05/01/2026	6.375%	704,000	689,920
Gates Global LLC/Co.(a)
07/15/2022	6.000%	276,000	268,956
SPX FLOW, Inc.(a)
08/15/2024	5.625%	232,000	219,241
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	90,000	88,768
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	387,000	406,999
Total			1,673,884
Electric 3.5%
AES Corp.
03/15/2023	4.500%	724,000	705,825
09/01/2027	5.125%	245,000	236,718
Appalachian Power Co.
05/15/2044	4.400%	10,365,000	10,019,110
Calpine Corp.
01/15/2025	5.750%	121,000	110,507
Calpine Corp.(a)
06/01/2026	5.250%	443,000	404,237
Clearway Energy Operating LLC
08/15/2024	5.375%	733,000	697,054
Clearway Energy Operating LLC(a)
10/15/2025	5.750%	340,000	324,762
CMS Energy Corp.
03/01/2024	3.875%	3,330,000	3,368,934
02/15/2027	2.950%	195,000	178,784
08/15/2027	3.450%	2,770,000	2,641,544
Consolidated Edison Co. of New York, Inc.
06/15/2047	3.875%	9,180,000	8,413,911
DTE Energy Co.
10/01/2026	2.850%	17,062,000	15,702,107
Duke Energy Corp.
08/15/2027	3.150%	10,655,000	9,962,553
09/01/2046	3.750%	6,935,000	6,028,276
Duke Energy Progress LLC
03/30/2044	4.375%	2,180,000	2,203,895
09/15/2047	3.600%	2,870,000	2,567,063
Duke Energy Progress, Inc.
08/15/2045	4.200%	3,777,000	3,750,924
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Emera U.S. Finance LP
06/15/2046	4.750%	19,436,000	18,685,071
Energuate Trust(a)
05/03/2027	5.875%	3,755,000	3,469,440
Indiana Michigan Power Co.
07/01/2047	3.750%	2,302,000	2,079,397
Light Servicos de Eletricidade SA/Energia SA(a)
05/03/2023	7.250%	8,643,000	8,271,264
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	442,000	392,747
NRG Energy, Inc.
01/15/2027	6.625%	633,000	640,764
Pacific Gas & Electric Co.
02/15/2044	4.750%	1,420,000	1,171,625
12/01/2047	3.950%	12,340,000	9,337,826
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	541,000	522,088
Southern Co. (The)
07/01/2026	3.250%	13,151,000	12,297,908
07/01/2036	4.250%	2,260,000	2,114,151
07/01/2046	4.400%	12,815,000	11,809,356
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	710,000	630,125
Vistra Energy Corp.
11/01/2024	7.625%	161,000	170,299
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	153,000	148,535
WEC Energy Group, Inc.
06/15/2025	3.550%	1,606,000	1,561,183
Xcel Energy, Inc.
06/01/2025	3.300%	6,610,000	6,442,820
06/15/2028	4.000%	10,550,000	10,614,513
Total			157,675,316
Finance Companies 1.3%
Avolon Holdings Funding Ltd.(a)
01/15/2023	5.500%	404,000	390,794
10/01/2023	5.125%	381,000	365,928
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	32,380,000	31,236,598
11/15/2035	4.418%	24,440,000	20,483,042
iStar, Inc.
04/01/2022	6.000%	357,000	340,936
Navient Corp.
06/15/2022	6.500%	1,347,000	1,255,812
06/15/2026	6.750%	417,000	346,145
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%	53,000	51,445

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	55

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	632,000	569,524
Quicken Loans, Inc.(a)
05/01/2025	5.750%	703,000	657,048
Springleaf Finance Corp.
03/15/2023	5.625%	148,000	135,560
03/15/2025	6.875%	647,000	577,597
Unifin Financiera SAB de CV SOFOM ENR(a)
01/15/2025	7.000%	2,980,000	2,544,741
Total			58,955,170
Food and Beverage 2.9%
Anheuser-Busch Companies LLC/ InBev Worldwide, Inc.(a)
02/01/2046	4.900%	33,446,000	30,947,015
B&G Foods, Inc.
04/01/2025	5.250%	509,000	473,662
Bacardi Ltd.(a)
05/15/2048	5.300%	23,460,000	20,974,695
Conagra Brands, Inc.
11/01/2048	5.400%	5,970,000	5,505,062
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	380,000	319,862
Kraft Heinz Foods Co.
06/01/2046	4.375%	25,863,000	21,399,150
MHP SE(a)
05/10/2024	7.750%	3,140,000	2,916,630
Molson Coors Brewing Co.
07/15/2046	4.200%	11,406,000	9,478,329
Mondelez International, Inc.(a)
10/28/2019	1.625%	32,085,000	31,640,751
Post Holdings, Inc.(a)
03/01/2027	5.750%	1,238,000	1,160,272
01/15/2028	5.625%	176,000	162,083
Tyson Foods, Inc.(b)
3-month USD LIBOR + 0.450% Floor 0.450% 08/21/2020	3.096%	5,245,000	5,182,149
Total			130,159,660
Gaming 0.2%
Boyd Gaming Corp.
05/15/2023	6.875%	292,000	294,876
04/01/2026	6.375%	25,000	24,135
08/15/2026	6.000%	485,000	456,664
Eldorado Resorts, Inc.
04/01/2025	6.000%	386,000	372,547
Eldorado Resorts, Inc.(a)
09/15/2026	6.000%	227,000	214,488
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
International Game Technology PLC(a)
02/15/2022	6.250%	1,103,000	1,105,360
02/15/2025	6.500%	328,000	325,361
01/15/2027	6.250%	131,000	125,643
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	329,000	331,972
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%	505,000	457,560
MGM Resorts International
03/15/2023	6.000%	1,090,000	1,093,556
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	432,000	387,765
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	310,000	301,723
Scientific Games International, Inc.
12/01/2022	10.000%	530,000	537,022
Scientific Games International, Inc.(a)
10/15/2025	5.000%	637,000	570,564
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	216,000	209,908
Tunica-Biloxi Gaming Authority(a)
12/15/2020	3.780%	176,384	47,183
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	363,000	341,105
Total			7,197,432
Health Care 1.9%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	461,000	443,775
Avantor, Inc.(a)
10/01/2025	9.000%	348,000	347,803
Becton Dickinson and Co.(b)
3-month USD LIBOR + 1.030% 06/06/2022	3.769%	10,234,000	10,089,997
Becton Dickinson and Co.
06/06/2027	3.700%	19,330,000	18,307,810
05/15/2044	4.875%	5,060,000	4,988,613
Cardinal Health, Inc.
06/15/2027	3.410%	9,235,000	8,391,715
06/15/2047	4.368%	9,955,000	8,466,021
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	743,000	693,876
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	216,000	213,307
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	257,000	233,778
CVS Health Corp.
03/25/2048	5.050%	16,800,000	16,390,668

The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DaVita, Inc.
07/15/2024	5.125%	65,000	60,933
05/01/2025	5.000%	282,000	255,872
HCA, Inc.
02/01/2025	5.375%	189,000	185,232
04/15/2025	5.250%	2,061,000	2,056,760
Memorial Sloan-Kettering Cancer Center
07/01/2052	4.125%	12,885,000	12,783,505
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	676,000	630,377
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	166,000	151,637
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	697,000	667,380
Tenet Healthcare Corp.
04/01/2022	8.125%	140,000	140,179
07/15/2024	4.625%	482,000	448,979
05/01/2025	5.125%	257,000	239,866
08/01/2025	7.000%	376,000	349,263
Total			86,537,346
Healthcare Insurance 0.5%
Centene Corp.
01/15/2025	4.750%	703,000	672,058
Centene Corp.(a)
06/01/2026	5.375%	745,000	727,501
Halfmoon Parent, Inc.(a)
12/15/2048	4.900%	18,725,000	18,310,129
UnitedHealth Group, Inc.
10/15/2047	3.750%	3,220,000	2,957,403
WellCare Health Plans, Inc.
04/01/2025	5.250%	496,000	477,496
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%	358,000	346,165
Total			23,490,752
Home Construction 0.0%
Lennar Corp.
11/15/2024	5.875%	356,000	356,591
06/01/2026	5.250%	104,000	98,204
Meritage Homes Corp.
04/01/2022	7.000%	439,000	452,170
06/01/2025	6.000%	408,000	387,659
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	338,000	327,860
Total			1,622,484
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.4%
California Resources Corp.(a)
12/15/2022	8.000%	138,000	93,311
Callon Petroleum Co.
10/01/2024	6.125%	252,000	235,443
07/01/2026	6.375%	844,000	785,918
Canadian Natural Resources Ltd.
06/01/2027	3.850%	4,485,000	4,243,285
06/30/2033	6.450%	1,795,000	1,985,306
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	644,000	595,109
Centennial Resource Production LLC(a)
01/15/2026	5.375%	103,000	95,887
Chaparral Energy, Inc.(a)
07/15/2023	8.750%	349,000	249,655
Chesapeake Energy Corp.
10/01/2026	7.500%	436,000	372,780
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	853,000	774,776
Diamondback Energy, Inc.
05/31/2025	5.375%	343,000	334,645
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	663,000	676,289
Extraction Oil & Gas, Inc.(a)
02/01/2026	5.625%	178,000	132,922
Halcon Resources Corp.
02/15/2025	6.750%	832,000	607,364
Hess Corp.
02/15/2041	5.600%	1,965,000	1,729,514
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	400,000	344,491
Jagged Peak Energy LLC(a)
05/01/2026	5.875%	621,000	576,395
Laredo Petroleum, Inc.
03/15/2023	6.250%	720,000	647,297
Matador Resources Co.
09/15/2026	5.875%	417,000	383,883
MEG Energy Corp.(a)
01/15/2025	6.500%	95,000	96,425
Parsley Energy LLC/Finance Corp.(a)
08/15/2025	5.250%	800,000	726,238
10/15/2027	5.625%	185,000	168,504
PDC Energy, Inc.
09/15/2024	6.125%	481,000	445,710
05/15/2026	5.750%	194,000	171,944
QEP Resources, Inc.
03/01/2026	5.625%	451,000	375,001

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	57

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SM Energy Co.
09/15/2026	6.750%	676,000	604,318
01/15/2027	6.625%	212,000	187,621
Whiting Petroleum Corp.
01/15/2026	6.625%	132,000	112,886
WPX Energy, Inc.
01/15/2022	6.000%	61,000	59,527
09/15/2024	5.250%	350,000	317,799
06/01/2026	5.750%	349,000	318,063
Total			18,448,306
Leisure 0.0%
Boyne U.S.A., Inc.(a)
05/01/2025	7.250%	361,000	371,840
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	227,000	215,997
03/15/2026	5.625%	206,000	202,922
Viking Cruises Ltd.(a)
09/15/2027	5.875%	405,000	378,185
Total			1,168,944
Life Insurance 1.0%
Brighthouse Financial, Inc.
06/22/2047	4.700%	9,785,000	7,269,589
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
04/15/2065	4.500%	2,355,000	2,207,956
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2047	3.850%	7,270,000	6,526,112
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	5,595,000	5,430,524
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	1,405,000	1,456,275
05/15/2047	4.270%	10,325,000	9,849,183
Voya Financial, Inc.
06/15/2026	3.650%	6,161,000	5,827,881
06/15/2046	4.800%	4,816,000	4,606,350
Total			43,173,870
Lodging 0.0%
Marriott Ownership Resorts, Inc.(a)
09/15/2026	6.500%	72,000	69,428
Media and Entertainment 0.3%
21st Century Fox America, Inc.
03/01/2019	6.900%	6,496,000	6,534,165
Discovery Communications LLC
09/20/2047	5.200%	1,794,000	1,652,349
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Match Group, Inc.
06/01/2024	6.375%	695,000	709,637
Netflix, Inc.
04/15/2028	4.875%	1,005,000	917,041
Netflix, Inc.(a)
11/15/2028	5.875%	954,000	928,490
05/15/2029	6.375%	188,000	186,573
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	788,000	772,997
Total			11,701,252
Metals and Mining 0.1%
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	660,000	663,406
Constellium NV(a)
05/15/2024	5.750%	306,000	282,640
02/15/2026	5.875%	705,000	628,301
Freeport-McMoRan, Inc.
11/14/2024	4.550%	511,000	473,995
03/15/2043	5.450%	1,609,000	1,224,851
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	598,000	578,203
HudBay Minerals, Inc.(a)
01/15/2025	7.625%	992,000	968,753
Novelis Corp.(a)
08/15/2024	6.250%	165,000	155,481
09/30/2026	5.875%	472,000	415,654
Teck Resources Ltd.
07/15/2041	6.250%	872,000	826,425
Total			6,217,709
Midstream 1.6%
Cheniere Energy Partners LP(a)
10/01/2026	5.625%	408,000	383,848
DCP Midstream Operating LP
07/15/2025	5.375%	276,000	270,104
04/01/2044	5.600%	290,000	247,127
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	297,000	286,438
Energy Transfer Equity LP
06/01/2027	5.500%	999,000	975,829
Enterprise Products Operating LLC
02/15/2045	5.100%	3,000,000	2,985,390
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	798,000	781,663
Kinder Morgan, Inc.
02/15/2046	5.050%	20,335,000	18,906,568

The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MPLX LP
04/15/2048	4.700%	6,430,000	5,553,083
NGPL PipeCo LLC(a)
08/15/2022	4.375%	136,000	133,072
08/15/2027	4.875%	164,000	155,601
12/15/2037	7.768%	214,000	244,032
NuStar Logistics LP
04/28/2027	5.625%	328,000	305,123
Plains All American Pipeline LP/Finance Corp.
10/15/2023	3.850%	4,395,000	4,250,339
06/15/2044	4.700%	19,120,000	15,951,070
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	506,000	477,931
Sunoco LP/Finance Corp.
01/15/2023	4.875%	228,000	222,745
02/15/2026	5.500%	361,000	340,642
Tallgrass Energy Partners LP/Finance Corp.(a)
01/15/2028	5.500%	416,000	401,079
Targa Resources Partners LP/Finance Corp.(a)
04/15/2026	5.875%	279,000	271,659
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	1,318,000	1,236,740
01/15/2028	5.000%	283,000	256,494
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	610,000	547,926
Williams Companies, Inc. (The)
09/15/2045	5.100%	17,510,000	16,272,061
Total			71,456,564
Natural Gas 0.8%
NiSource, Inc.
02/15/2023	3.850%	4,755,000	4,769,227
05/15/2047	4.375%	12,320,000	11,532,296
Sempra Energy
11/15/2020	2.850%	10,845,000	10,695,241
11/15/2025	3.750%	7,365,000	7,109,825
06/15/2027	3.250%	637,000	584,710
Total			34,691,299
Oil Field Services 0.1%
Calfrac Holdings LP(a)
06/15/2026	8.500%	207,000	156,327
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	295,000	244,898
Nabors Industries, Inc.
01/15/2023	5.500%	103,000	81,605
02/01/2025	5.750%	839,000	633,181
Rowan Companies, Inc.
01/15/2024	4.750%	233,000	172,317
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SESI LLC
12/15/2021	7.125%	23,000	19,546
09/15/2024	7.750%	538,000	427,737
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	187,000	179,444
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	106,000	102,140
Transocean, Inc.(a)
01/15/2026	7.500%	223,000	196,012
U.S.A. Compression Partners LP/Finance Corp.(a)
04/01/2026	6.875%	540,000	518,181
Weatherford International Ltd.
06/15/2023	8.250%	300,000	178,871
Total			2,910,259
Other Industry 0.3%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	746,000	673,265
Massachusetts Institute of Technology
07/01/2114	4.678%	8,474,000	9,422,393
07/01/2116	3.885%	3,080,000	2,805,464
WeWork Companies, Inc.(a)
05/01/2025	7.875%	223,000	197,842
Total			13,098,964
Other REIT 0.0%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	314,000	307,752
03/15/2027	5.375%	824,000	804,744
Total			1,112,496
Packaging 0.1%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2023	4.625%	348,000	328,530
02/15/2025	6.000%	698,000	644,925
BWAY Holding Co.(a)
04/15/2024	5.500%	226,000	212,789
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	365,000	329,413
Multi-Color Corp.(a)
11/01/2025	4.875%	393,000	337,857
Novolex (a)
01/15/2025	6.875%	186,000	165,798
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	409,000	389,153
07/15/2024	7.000%	320,000	302,402
Total			2,710,867

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	59

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 1.6%
AbbVie, Inc.
05/14/2020	2.500%	7,160,000	7,083,961
Allergan Funding SCS
03/15/2035	4.550%	9,625,000	9,158,707
Amgen, Inc.
05/22/2019	2.200%	32,708,000	32,589,008
05/01/2045	4.400%	3,630,000	3,401,081
06/15/2048	4.563%	5,331,000	5,113,367
Bausch Health Companies, Inc.(a)
12/01/2021	5.625%	171,000	169,023
03/15/2024	7.000%	7,000	7,091
04/15/2025	6.125%	739,000	642,293
11/01/2025	5.500%	429,000	400,889
04/01/2026	9.250%	730,000	732,313
01/31/2027	8.500%	136,000	131,760
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	336,000	316,053
Celgene Corp.
02/20/2048	4.550%	3,920,000	3,406,813
Gilead Sciences, Inc.
09/20/2019	1.850%	5,040,000	4,994,978
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	704,000	673,415
Johnson & Johnson
12/05/2033	4.375%	4,343,000	4,666,836
Total			73,487,588
Property & Casualty 0.1%
HUB International Ltd.(a)
05/01/2026	7.000%	588,000	531,261
Liberty Mutual Group, Inc.(a)
05/01/2042	6.500%	2,447,000	2,938,054
Total			3,469,315
Railroads 0.5%
Canadian National Railway Co.
02/03/2020	2.400%	10,730,000	10,665,115
CSX Corp.
05/30/2042	4.750%	2,780,000	2,801,167
11/01/2066	4.250%	9,585,000	8,265,395
Total			21,731,677
Restaurants 0.2%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	1,234,000	1,133,217
IRB Holding Corp.(a)
02/15/2026	6.750%	533,000	463,383
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	275,000	265,542
McDonald’s Corp.
12/09/2045	4.875%	6,290,000	6,339,911
Total			8,202,053
Retailers 0.1%
Cencosud SA(a)
02/12/2045	6.625%	1,820,000	1,698,970
CVS Pass-Through Trust(a)
01/10/2036	4.704%	3,445,611	3,416,958
L Brands, Inc.
11/01/2035	6.875%	244,000	204,018
Party City Holdings, Inc.(a)
08/15/2023	6.125%	44,000	43,150
08/01/2026	6.625%	121,000	110,042
Penske Automotive Group, Inc.
08/15/2020	3.750%	600,000	587,331
12/01/2024	5.375%	147,000	137,650
Total			6,198,119
Supermarkets 0.4%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	139,000	121,625
Kroger Co. (The)
04/15/2042	5.000%	3,154,000	2,969,841
02/01/2047	4.450%	2,830,000	2,481,885
01/15/2048	4.650%	14,306,000	12,901,480
Total			18,474,831
Technology 1.2%
Ascend Learning LLC(a)
08/01/2025	6.875%	435,000	417,993
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	27,685,000	24,823,423
Camelot Finance SA(a)
10/15/2024	7.875%	863,000	834,865
CDK Global, Inc.
06/01/2027	4.875%	447,000	419,846
Cisco Systems, Inc.(b)
3-month USD LIBOR + 0.340% 09/20/2019	3.132%	12,395,000	12,400,677
CommScope Technologies LLC(a)
06/15/2025	6.000%	298,000	271,569
03/15/2027	5.000%	181,000	146,739
Equinix, Inc.
01/15/2026	5.875%	1,328,000	1,346,018

The accompanying Notes to Financial Statements are an integral part of this statement.
60	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gartner, Inc.(a)
04/01/2025	5.125%	716,000	696,345
Informatica LLC(a)
07/15/2023	7.125%	434,000	423,038
Iron Mountain, Inc.
08/15/2024	5.750%	481,000	457,330
Iron Mountain, Inc.(a)
03/15/2028	5.250%	349,000	308,095
NCR Corp.
07/15/2022	5.000%	233,000	219,708
12/15/2023	6.375%	485,000	469,536
Oracle Corp.
11/15/2047	4.000%	6,270,000	5,837,351
PTC, Inc.
05/15/2024	6.000%	451,000	452,185
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	740,000	691,964
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	173,000	166,500
11/15/2026	8.250%	598,000	546,463
Sensata Technologies UK Financing Co. PLC(a)
02/15/2026	6.250%	314,000	316,977
Symantec Corp.(a)
04/15/2025	5.000%	880,000	823,376
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	285,000	268,440
VeriSign, Inc.
05/01/2023	4.625%	475,000	467,875
Verscend Escrow Corp.(a)
08/15/2026	9.750%	327,000	307,324
Total			53,113,637
Tobacco 0.3%
BAT Capital Corp.
08/14/2020	2.297%	13,110,000	12,801,351
Transportation Services 0.6%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	606,000	587,806
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	215,000	186,404
ERAC U.S.A. Finance LLC(a)
12/01/2026	3.300%	7,985,000	7,503,353
FedEx Corp.
04/01/2046	4.550%	18,390,000	16,780,636
Hertz Corp. (The)(a)
06/01/2022	7.625%	591,000	558,487
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
XPO Logistics, Inc.(a)
06/15/2022	6.500%	174,000	172,307
Total			25,788,993
Wireless 0.6%
Altice France SA(a)
05/01/2026	7.375%	873,000	800,715
02/01/2027	8.125%	290,000	273,326
Altice Luxembourg SA(a)
05/15/2022	7.750%	221,000	201,503
America Movil SAB de CV
03/30/2020	5.000%	17,135,000	17,433,440
SBA Communications Corp.
09/01/2024	4.875%	931,000	883,108
Sprint Corp.
02/15/2025	7.625%	1,878,000	1,895,702
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	1,084,000	1,106,454
02/01/2026	4.500%	361,000	333,439
04/15/2027	5.375%	350,000	340,224
02/01/2028	4.750%	553,000	508,938
Wind Tre SpA(a)
01/20/2026	5.000%	929,000	761,247
Total			24,538,096
Wirelines 0.6%
AT&T, Inc.
03/01/2037	5.250%	8,091,000	7,933,024
03/01/2047	5.450%	5,145,000	5,016,822
CenturyLink, Inc.
03/15/2022	5.800%	575,000	552,226
12/01/2023	6.750%	552,000	531,777
Frontier Communications Corp.
09/15/2022	10.500%	110,000	76,294
01/15/2023	7.125%	256,000	145,510
09/15/2025	11.000%	215,000	133,975
Frontier Communications Corp.(a)
04/01/2026	8.500%	287,000	251,114
Level 3 Financing, Inc.
05/01/2025	5.375%	385,000	360,990
Telecom Italia Capital SA
09/30/2034	6.000%	328,000	283,396
Telecom Italia SpA(a)
05/30/2024	5.303%	274,000	259,849
Verizon Communications, Inc.
08/10/2033	4.500%	11,250,000	11,115,439

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	61

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	1,727,000	1,536,969
Total			28,197,385
Total Corporate Bonds & Notes (Cost $1,230,300,250)			1,165,201,284

Foreign Government Obligations(j) 3.9%

Argentina 1.4%
Argentine Republic Government International Bond
01/26/2027	6.875%	57,000,000	43,617,198
Provincia de Buenos Aires(a)
06/15/2027	7.875%	5,805,000	4,176,407
Provincia de Cordoba(a)
06/10/2021	7.125%	12,000,000	10,417,656
08/01/2027	7.125%	2,690,000	1,925,109
Total			60,136,370
Belarus 0.0%
Republic of Belarus International Bond(a)
02/28/2023	6.875%	1,365,000	1,392,787
Brazil 0.2%
Petrobras Global Finance BV
01/17/2027	7.375%	10,500,000	10,824,229
Colombia 0.0%
Ecopetrol SA
09/18/2043	7.375%	1,705,000	1,882,196
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/25/2027	5.950%	1,630,000	1,620,652
Egypt 0.1%
Egypt Government International Bond(a)
01/31/2047	8.500%	2,105,000	1,901,861
Honduras 0.1%
Honduras Government International Bond(a)
03/15/2024	7.500%	3,545,000	3,735,909
Ivory Coast 0.1%
Ivory Coast Government International Bond(a)
03/03/2028	6.375%	5,205,000	4,677,546
Mexico 1.7%
Petroleos Mexicanos
03/13/2027	6.500%	39,316,000	37,047,664
09/21/2047	6.750%	45,074,000	37,350,029
Total			74,397,693
Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Paraguay 0.1%
Paraguay Government International Bond(a)
03/13/2048	5.600%	3,325,000	3,259,714
Russian Federation 0.1%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%	2,740,000	2,615,418
Sberbank of Russia Via SB Capital SA(a)
Subordinated
10/29/2022	5.125%	1,020,000	995,636
Total			3,611,054
Senegal 0.0%
Senegal Government International Bond(a)
05/23/2033	6.250%	1,775,000	1,532,365
Trinidad and Tobago 0.1%
Petroleum Co. of Trinidad & Tobago Ltd.(a)
08/14/2019	9.750%	3,500,000	3,339,224
Total Foreign Government Obligations (Cost $186,413,160)			172,311,600

Municipal Bonds 0.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 0.1%
City of Chicago
Unlimited Tax General Obligation Bonds
Series 2011-C1
01/01/2035	7.781%	905,000	1,021,048
Series 2015B
01/01/2033	7.375%	660,000	725,703
Unlimited Tax General Obligation Refunding Bonds
Series 2014B
01/01/2044	6.314%	2,195,000	2,162,295
Total			3,909,046
Water & Sewer 0.0%
City of Chicago Waterworks
Revenue Bonds
Build America Bonds
Series 2010
11/01/2040	6.742%	1,510,000	1,960,131
Total Municipal Bonds (Cost $5,513,609)			5,869,177

The accompanying Notes to Financial Statements are an integral part of this statement.
62	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Agency 37.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
08/01/2024	8.000%	10,656	11,317
01/01/2025	9.000%	4,029	4,331
09/01/2028- 10/01/2031	6.000%	255,823	275,553
04/01/2030- 04/01/2032	7.000%	134,131	149,933
08/01/2045- 01/01/2046	3.500%	69,503,549	69,967,340
10/01/2045	4.000%	24,871,293	25,431,310
04/01/2048	4.500%	51,529,472	53,361,028
Federal Home Loan Mortgage Corp.(b),(k)
CMO Series 3922 Class SH
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/15/2041	3.445%	1,357,199	162,438
CMO Series 4097 Class ST
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/15/2042	3.595%	3,269,334	541,052
CMO Series 4831 Class SD
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/15/2048	3.745%	20,094,744	3,492,382
CMO STRIPS Series 2012-278 Class S1
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 09/15/2042	3.595%	7,908,426	1,201,319
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	3.515%	2,892,005	486,701
CMO STRIPS Series 312 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 09/15/2043	3.495%	2,914,886	488,106
Federal Home Loan Mortgage Corp.(k)
CMO Series 4176 Class BI
03/15/2043	3.500%	3,190,228	593,396
CMO Series 4182 Class DI
05/15/2039	3.500%	8,751,554	850,588
Federal Home Loan Mortgage Corp.(h),(k)
CMO Series 4620 Class AS
11/15/2042	1.418%	3,558,045	149,845
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
11/01/2021- 04/01/2022	8.000%	2,536	2,625
04/01/2023	8.500%	685	688
06/01/2024	9.000%	4,238	4,297
02/01/2027- 08/01/2029	3.000%	19,022,950	19,048,120
02/01/2027- 09/01/2031	7.500%	34,350	36,758
10/01/2028- 08/01/2035	6.000%	1,204,059	1,302,150
05/01/2029- 05/01/2038	7.000%	2,294,936	2,618,212
08/01/2034	5.500%	961,969	1,037,604
08/01/2043- 02/01/2048	3.500%	138,798,037	139,097,637
05/01/2044- 06/01/2048	4.000%	133,920,290	136,754,760
CMO Series 2017-72 Class B
09/25/2047	3.000%	35,860,466	35,728,955
Federal National Mortgage Association(c)
01/17/2034	2.500%	41,500,000	40,528,154
01/17/2034- 01/14/2049	3.000%	109,000,000	107,748,570
01/17/2034- 01/14/2049	3.500%	151,000,000	151,070,957
01/14/2049	4.000%	151,900,000	154,843,062
01/14/2049	4.500%	50,000,000	51,774,414
01/14/2049	5.000%	278,000,000	291,183,283
Federal National Mortgage Association(l)
08/01/2040- 06/01/2044	4.500%	21,474,407	22,493,088
06/01/2047	4.000%	24,955,230	25,447,470
Federal National Mortgage Association(k)
CMO Series 2012-131 Class MI
01/25/2040	3.500%	6,013,856	879,004
Federal National Mortgage Association(b),(k)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	3.394%	4,623,863	842,917
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	3.644%	5,868,534	976,049
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	3.494%	4,118,220	759,973

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	63

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-53 Class KS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	3.494%	19,263,588	3,738,870
CMO Series 2016-57 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	3.494%	51,091,118	8,982,003
CMO Series 2017-109 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2048	3.644%	21,016,106	4,187,087
CMO Series 2017-54 Class NS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	3.644%	17,779,369	3,693,475
CMO Series 2018-66 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	3.694%	24,790,592	4,770,151
CMO Series 2018-67 MS Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	3.694%	22,416,548	4,270,045
CMO Series 2018-74 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	3.644%	37,012,369	6,887,239
Government National Mortgage Association(c)
01/23/2049	3.500%	149,000,000	149,919,609
01/23/2049	4.500%	50,000,000	51,737,304
Government National Mortgage Association(k)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	5,958,476	970,006
Government National Mortgage Association(b),(k)
CMO Series 2017-112 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2047	3.730%	23,064,888	3,781,339
CMO Series 2017-130 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	3.730%	23,092,769	4,322,927
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-149 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2047	3.730%	33,811,215	6,422,944
CMO Series 2017-163 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	3.730%	19,634,397	3,320,178
CMO Series 2017-37 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 03/20/2047	3.680%	22,985,475	3,500,407
CMO Series 2018-103 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	3.730%	26,604,922	4,541,168
CMO Series 2018-112 Class LS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	3.730%	25,676,578	4,874,110
CMO Series 2018-121 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	3.730%	19,251,581	3,478,249
CMO Series 2018-125 Class SK
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2048	3.780%	29,949,586	5,180,637
CMO Series 2018-134 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	3.730%	24,910,712	4,212,065
CMO Series 2018-134 Class SK
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	3.730%	21,827,504	3,141,181
CMO Series 2018-139 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	3.680%	22,534,376	3,667,889

The accompanying Notes to Financial Statements are an integral part of this statement.
64	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-151 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	3.680%	49,784,836	8,641,054
CMO Series 2018-89 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	3.730%	25,022,089	4,615,995
CMO Series 2018-91 Class DS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	3.730%	32,638,989	5,013,992
CMO Series 2018-97 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	3.730%	33,775,304	5,599,459
Total Residential Mortgage-Backed Securities - Agency (Cost $1,649,357,548)			1,654,814,769

Residential Mortgage-Backed Securities - Non-Agency 21.9%

Ajax Mortgage Loan Trust(a)
CMO Series 2016-C Class A
10/25/2057	4.000%	1,630,619	1,623,304
CMO Series 2017-A Class A
04/25/2057	3.470%	7,067,305	6,934,815
Series 2017-B Class A
09/25/2056	3.163%	19,434,146	19,041,092
Angel Oak Mortgage Trust I LLC(a),(d),(f),(h)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	10,544,000	10,288,835
Angel Oak Mortgage Trust LLC(a),(h)
CMO Series 2017-3 Class A3
11/25/2047	2.986%	9,756,409	9,676,469
Arroyo Mortgage Trust(a),(h)
CMO Series 2018-1 Class A1
04/25/2048	3.763%	6,314,858	6,375,897
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A2
04/25/2048	4.016%	11,457,523	11,590,425
ASG Resecuritization Trust(a),(h)
CMO Series 2009-2 Class G75
05/24/2036	3.495%	3,432,622	3,396,193
Bayview Opportunity Master Fund IIIa Trust(a)
Series 2017-RN8 Class A1
11/28/2032	3.352%	4,427,941	4,408,458
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bayview Opportunity Master Fund IV Trust(a)
CMO Series 2018-RN2 Class A1
02/25/2033	3.598%	8,800,161	8,779,204
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2018-RN1 Class A1
01/28/2033	3.278%	1,882,428	1,876,593
CMO Series 2018-RN3 Class A1
03/28/2033	3.672%	1,827,321	1,820,743
Bayview Opportunity Master Fund IVA Trust(a)
Subordinated, CMO Series 2016-SPL1 Class B3
04/28/2055	5.500%	1,978,200	2,042,051
BCAP LLC Trust(a),(h)
CMO Series 2010-RR11 Class 8A1
05/27/2037	4.144%	1,434,530	1,429,850
BCAP LLC Trust(a)
CMO Series 2013-RR5 Class 3A1
09/26/2036	3.500%	162,224	161,717
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1A
1-month USD LIBOR + 0.950% 08/25/2028	3.456%	20,700,000	20,692,380
CMO Series 2018-2A Class M1B
1-month USD LIBOR + 1.350% 08/25/2028	3.856%	8,500,000	8,542,826
CMO Series 2018-3A Class M1A
1-month USD LIBOR + 1.200% Floor 1.200% 10/25/2027	3.706%	11,300,000	11,296,819
CAM Mortgage Trust(a)
CMO Series 2018-1 Class A1
12/01/2065	3.960%	8,812,113	8,794,426
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	5.256%	14,900,000	14,905,877
CIM Trust(a)
CMO Series 2017-6 Class A1
06/25/2057	3.015%	18,753,729	18,179,863
CIM Trust(a),(h)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	23,660,542	23,393,391
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	3.596%	27,188,450	26,891,432
Citigroup Mortgage Loan Trust(a),(h)
CMO Series 2013-11 Class 3A3
09/25/2034	4.236%	641,846	640,700

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	65

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-12 Class 3A1
10/25/2035	3.999%	4,333,582	4,373,485
CMO Series 2014-C Class A
02/25/2054	3.250%	622,591	612,655
CMO Series 2015-A Class A4
06/25/2058	4.250%	2,655,055	2,699,286
CMO Series 2015-A Class B3
06/25/2058	4.500%	912,801	885,506
CMO Series 2018-RP2 Class A1
02/25/2058	3.500%	9,908,198	9,679,985
Citigroup Mortgage Loan Trust(a),(k)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	7,716,388	161,491
Citigroup Mortgage Loan Trust(a)
CMO Series 2015-RP2 Class A
01/25/2053	4.250%	7,298,123	7,379,584
CMO Series 2015-RP2 Class B3
01/25/2053	4.250%	3,722,570	3,537,769
Subordinated, CMO Series 2014-C Class B1
02/25/2054	4.250%	6,000,000	5,980,456
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A2
05/25/2046	3.500%	498,479	494,794
CMO Series 2018-1 Class A2
02/25/2048	2.981%	2,095,659	2,082,869
CMO Series 2018-3 Class A1
10/26/2048	3.692%	12,016,410	12,080,792
COLT Mortgage Loan Trust(a),(h)
CMO Series 2017-2 Class B1
10/25/2047	4.563%	2,000,000	1,978,227
Credit Suisse Mortgage Capital Certificates(a),(h)
CMO Series 2009-14R Class 4A9
10/26/2035	4.488%	6,739,840	6,940,036
CMO Series 2010-8R Class 1A5
03/26/2036	4.000%	7,217,402	7,222,013
CMO Series 2011-12R Class 3A1
07/27/2036	4.072%	1,516,376	1,517,813
CMO Series 2017-RPL3 Class A1
08/01/2057	4.000%	27,382,877	27,739,161
Credit Suisse Mortgage Trust(a)
CMO Series 2018-RPL2 Class A1
08/25/2062	4.030%	6,114,195	6,088,739
Deephaven Residential Mortgage Trust(a),(h)
CMO Series 2017-2A Class M1
06/25/2047	3.897%	500,000	498,174
CMO Series 2018-4A Class M1
10/25/2058	4.735%	11,655,000	11,947,665
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Deephaven Residential Mortgage Trust(a)
CMO Series 2017-3A Class M1
10/25/2047	3.511%	846,000	836,818
CMO Series 2018-1A Class M1
12/25/2057	3.939%	5,900,000	5,896,632
Ellington Financial Mortgage Trust(a),(d),(f),(h)
CMO Series 2018-1 Class A2
10/25/2058	4.293%	6,459,795	6,459,795
Ellington Financial Mortgage Trust(a),(h)
CMO Series 2018-1 Class A3
10/25/2058	4.394%	7,449,360	7,502,148
GCAT LLC(a)
CMO Series 2017-2 Class A1
04/25/2047	3.500%	4,477,407	4,439,349
CMO Series 2018-2 Class A1
06/26/2023	4.090%	19,793,918	19,603,897
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	42,535,460	42,248,499
JPMorgan Resecuritization Trust(a),(h)
CMO Series 2014-1 Class 1016
03/26/2036	4.784%	943,773	941,103
JPMorgan Resecuritization Trust(a)
CMO Series 2014-5 Class 6A
09/27/2036	4.000%	638,306	634,596
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A1
01/25/2057	3.500%	11,062,967	10,965,899
CMO Series 2017-GS1 Class A2
01/25/2057	3.500%	3,000,000	2,912,078
LVII Resecuritization Trust(a),(h)
Subordinated, CMO Series 2009-3 Class B3
11/27/2037	5.351%	14,500,000	14,795,034
Morgan Stanley Re-Remic Trust(a),(h)
CMO Series 2010-R1 Class 2B
07/26/2035	4.200%	45,246	45,093
CMO Series 2013-R3 Class 10A
10/26/2035	4.488%	22,497	22,396
New Residential Mortgage LLC(a)
CMO Series 2018-FNT2 Class E
07/25/2054	5.120%	9,033,024	9,058,585
Subordinated, CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	19,027,028	18,965,721
Subordinated, CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	7,998,087	8,043,886
New Residential Mortgage Loan Trust(a)
CMO Series 2018-RPL1 Class A1
12/25/2057	3.500%	12,354,371	12,300,695

The accompanying Notes to Financial Statements are an integral part of this statement.
66	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nomura Resecuritization Trust(a),(b)
CMO Series 2014-6R Class 3A1
1-month USD LIBOR + 0.260% Floor 0.260%, Cap 11.500% 01/26/2036	2.835%	971,020	962,484
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class A
01/25/2023	3.193%	27,723,879	27,543,571
Series 2018-PLS1 Class C
01/25/2023	3.981%	18,157,189	18,045,318
Subordinated, CMO Series 2018-PLS2 Class C
02/25/2023	4.102%	11,905,089	11,875,458
Subordinated, CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	15,766,199	15,726,915
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	4.056%	9,500,000	9,469,807
Oaktown Re Ltd.(a),(b)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	4.756%	3,894,555	3,905,909
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	5.356%	25,950,000	26,005,748
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	5.156%	17,400,000	17,436,357
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A1
09/25/2022	3.470%	8,725,416	8,682,378
CMO Series 2017-2A Class A2
09/25/2022	5.000%	8,860,000	8,802,462
CMO Series 2018-2A Class A1
08/25/2023	4.000%	19,814,246	19,742,915
Preston Ridge Partners Mortgage LLC(a),(h)
CMO Series 2017-3A Class A1
11/25/2022	3.470%	18,128,836	18,010,088
CMO Series 2017-3A Class A2
11/25/2022	5.000%	6,000,000	5,848,800
CMO Series 2018-1A Class A1
04/25/2023	3.750%	19,325,474	19,210,429
Pretium Mortgage Credit Partners I LLC(a),(h)
CMO Series 2017-NPL3 Class A1
06/29/2032	3.250%	8,699,026	8,623,152
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners I LLC(a)
CMO Series 2018-NPL1 Class A1
01/27/2033	3.375%	23,751,219	23,532,741
Pretium Mortgage Credit Partners LLC(a),(h)
CMO Series 2017-NPL5 Class A1
12/30/2032	3.327%	8,290,426	8,190,907
PRPM LLC(a),(h)
CMO Series 2018-3A Class A1
10/25/2023	4.483%	31,434,968	31,590,191
RBSSP Resecuritization Trust(a),(h)
CMO Series 2010-1 Class 3A2
08/26/2035	4.471%	2,131,916	2,134,557
RCO Trust(a),(h)
CMO Series 2018-VFS1 Class A2
12/26/2053	4.472%	7,963,747	8,004,339
RCO V Mortgage LLC(a)
CMO Series 2018-1 Class A1
05/25/2023	4.000%	10,539,750	10,501,496
RCO V Mortgage LLC(a),(h)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	24,108,723	24,046,040
Vericrest Opportunity Loan Transferee LXX LLC(a),(h)
CMO Series 2018-NPL6 Class A1A
09/25/2048	4.115%	18,125,047	17,998,171
Vericrest Opportunity Loan Transferee LXXI LLC(a)
CMO Series 2018-NPL7 Class A1A
09/25/2048	3.967%	15,102,361	15,020,555
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1B
10/26/2048	4.655%	35,000,000	35,261,404
Vericrest Opportunity Loan Transferee LXXIII LLC(a),(h)
CMO Series 2018-NPL9 Class A1A
10/25/2048	4.458%	13,000,000	13,003,307
Verus Securitization Trust(a),(h)
CMO Series 2017-2A Class A3
07/25/2047	2.845%	5,353,604	5,279,309
CMO Series 2018-3 Class A3
10/25/2058	4.282%	11,277,767	11,380,756
CMO Series 2018-INV1 Class A1
03/25/2058	3.633%	26,869,538	27,033,101
Verus Securitization Trust(a)
CMO Series 2017-SG1A Class A1
11/25/2047	2.690%	20,069,645	19,827,656
Subordinated, CMO Series 2017-SG1A Class B1
11/25/2047	3.615%	6,000,000	6,047,063
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $984,062,845)			981,099,468

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	67

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Senior Loans 0.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
Starfruit Finco BV/US Holdco LLC/AzkoNobel(b),(m)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	5.599%	277,000	264,535
Consumer Products 0.0%
Serta Simmons Bedding LLC(b),(m)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% Floor 1.000% 11/08/2024	10.432%	347,933	245,874
Food and Beverage 0.0%
8th Avenue Food & Provisions, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	6.099%	156,318	152,801
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	10.099%	76,349	75,108
Total			227,909
Pharmaceuticals 0.0%
Bausch Health Companies, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	5.379%	164,588	156,862
Property & Casualty 0.0%
Hub International Ltd.(b),(m)
Term Loan
3-month USD LIBOR + 2.750% 04/25/2025	5.240%	184,075	173,434
Technology 0.0%
Ascend Learning LLC(b),(m)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	5.522%	59,250	55,843
Financial & Risk US Holdings, Inc./Refinitiv(a),(b),(m)
Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	6.272%	849,613	807,132
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Misys Ltd./Almonde/Tahoe(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024	6.303%	182,902	169,969
Total			1,032,944
Total Senior Loans (Cost $2,285,842)			2,101,558

U.S. Treasury Obligations 2.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
10/31/2022	2.000%	51,897,800	50,982,685
10/31/2024	2.250%	37,314,000	36,698,731
08/15/2027	2.250%	30,048,500	29,082,172
Total U.S. Treasury Obligations (Cost $118,985,157)			116,763,588

Options Purchased Calls 0.1%
Value ($)
(Cost $1,312,500)	2,131,775

Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(n),(o)	105,738,835	105,728,261
Total Money Market Funds (Cost $105,728,261)		105,728,261
Total Investments in Securities (Cost: $5,544,018,518)		5,446,855,960
Other Assets & Liabilities, Net		(970,816,076)
Net Assets		4,476,039,884

At December 31, 2018, securities and/or cash totaling $34,380,275 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
68	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	1,657	03/2019	USD	241,922,000	10,949,065	—
U.S. Treasury 10-Year Note	6,396	03/2019	USD	780,411,938	14,590,858	—
U.S. Treasury 5-Year Note	2,518	03/2019	USD	288,783,125	4,696,415	—
U.S. Treasury Ultra 10-Year Note	209	03/2019	USD	27,186,328	841,039	—
Total					31,077,377	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bund	(1,567)	03/2019	EUR	(256,267,180)	—	(3,296,299)
U.S. Ultra Treasury Bond	(45)	03/2019	USD	(7,229,531)	—	(369,593)
Total					—	(3,665,892)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	250,000,000	250,000,000	2.50	06/19/2019	1,312,500	2,131,775

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(180,000,000)	(180,000,000)	3.25	02/28/2019	(967,500)	(60,120)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 7 BBB-	Credit Suisse	01/17/2047	3.000	Monthly	5.122	USD	13,000,000	(1,107,600)	7,583	—	(1,051,778)	—	(48,239)
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	4.961	USD	6,000,000	(755,400)	3,499	—	(670,392)	—	(81,509)
Markit CMBX North America Index, Series 7 BBB-	JPMorgan	01/17/2047	3.000	Monthly	5.122	USD	5,000,000	(426,000)	2,917	—	(413,233)	—	(9,850)
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	8.367	USD	7,000,000	(1,130,500)	4,083	—	(951,374)	—	(175,043)
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	8.367	USD	10,000,000	(1,615,000)	5,834	—	(1,359,007)	—	(250,159)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	5.122	USD	6,500,000	(553,800)	3,792	—	(698,159)	148,151	—
Total								(5,588,300)	27,708	—	(5,143,943)	148,151	(564,800)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	69

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	4.519	USD	171,925,000	(3,368,732)	—	—	—	(3,368,732)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $2,402,345,343, which represents 53.67% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2018.
(c)	Represents a security purchased on a when-issued basis.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents shares owned in the residual interest of an asset-backed securitization.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2018, the total value of these securities amounted to $23,588,054, which represents 0.53% of total net assets.
(g)	Zero coupon bond.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2018.
(i)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2018.
(j)	Principal and interest may not be guaranteed by the government.
(k)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(l)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(m)	The stated interest rate represents the weighted average interest rate at December 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(n)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(o)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	29,842,175	2,323,345,420	(2,247,448,760)	105,738,835	12,603	(2,435)	2,423,932	105,728,261
The accompanying Notes to Financial Statements are an integral part of this statement.
70	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
EUR	Euro
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	71

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	307,102	—	—	307,102
Asset-Backed Securities — Non-Agency	—	768,738,042	20,016,259	—	788,754,301
Commercial Mortgage-Backed Securities - Agency	—	97,776,981	—	—	97,776,981
Commercial Mortgage-Backed Securities - Non-Agency	—	353,996,096	—	—	353,996,096
Corporate Bonds & Notes	—	1,165,201,284	—	—	1,165,201,284
Foreign Government Obligations	—	172,311,600	—	—	172,311,600
Municipal Bonds	—	5,869,177	—	—	5,869,177
Residential Mortgage-Backed Securities - Agency	—	1,654,814,769	—	—	1,654,814,769
Residential Mortgage-Backed Securities - Non-Agency	—	964,350,838	16,748,630	—	981,099,468
Senior Loans	—	2,101,558	—	—	2,101,558
U.S. Treasury Obligations	116,763,588	—	—	—	116,763,588
Options Purchased Calls	—	2,131,775	—	—	2,131,775
Money Market Funds	—	—	—	105,728,261	105,728,261
Total Investments in Securities	116,763,588	5,187,599,222	36,764,889	105,728,261	5,446,855,960
Investments in Derivatives
Asset
Futures Contracts	31,077,377	—	—	—	31,077,377
Swap Contracts	—	148,151	—	—	148,151
Liability
Futures Contracts	(3,665,892)	—	—	—	(3,665,892)
Options Contracts Written	—	(60,120)	—	—	(60,120)
Swap Contracts	—	(3,933,532)	—	—	(3,933,532)
Total	144,175,073	5,183,753,721	36,764,889	105,728,261	5,470,421,944
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 12/31/2017 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2018 ($)
Asset-Backed Securities — Non-Agency	135,408,759	—	—	(3,551,067)	(7,720,004)	—	—	(104,121,429)	20,016,259
Corporate Bonds & Notes	63,720	—	—	—	—	—	—	(63,720)	—
Residential Mortgage-Backed Securities — Non-Agency	105,202,690	4,320	(61,276)	(268,042)	26,886,895	(18,091,729)	—	(96,924,228)	16,748,630
Total	240,675,169	4,320	(61,276)	(3,819,109)	19,166,891	(18,091,729)	—	(201,109,377)	36,764,889
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2018 was $(3,806,127), which is comprised of Asset-Backed Securities — Non-Agency of $(3,551,067) and Residential Mortgage-Backed Securities — Non-Agency of $(255,060).
The accompanying Notes to Financial Statements are an integral part of this statement.
72	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Variable Portfolio – Intermediate Bond Fund, December 31, 2018
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) valuation measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	73

Portfolio of Investments
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Foreign Government Obligations(a),(b) 0.2%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Greece 0.0%
Hellenic Republic Government Bond(c)
10/15/2042	0.000%	EUR	12,871,600	44,435
Indonesia 0.1%
Indonesia Government International Bond
01/11/2028	3.500%		75,000	69,414
Mexico 0.1%
Mexico Government International Bond
01/11/2028	3.750%		170,000	159,262
Total Foreign Government Obligations (Cost $715,808)				273,111

Inflation-Indexed Bonds(a) 99.3%

Australia 1.3%
Australia Government Bond(d)
02/21/2022	1.250%	AUD	442,711	318,941
09/20/2030	2.500%	AUD	351,430	297,206
08/21/2035	2.000%	AUD	292,961	243,957
08/21/2040	1.250%	AUD	169,732	127,770
Australia Government Index-Linked Bond(d)
08/20/2020	4.000%	AUD	51,415	38,246
09/20/2025	3.000%	AUD	531,221	432,567
Total				1,458,687
Canada 1.9%
Canadian Government Real Return Bond
12/01/2021	4.250%	CAD	266,336	215,159
12/01/2026	4.250%	CAD	221,399	207,646
12/01/2031	4.000%	CAD	462,250	477,524
12/01/2036	3.000%	CAD	332,023	335,621
12/01/2041	2.000%	CAD	361,719	332,862
12/01/2044	1.500%	CAD	452,412	387,311
12/01/2047	1.250%	CAD	206,659	170,415
12/01/2050	0.500%	CAD	82,544	55,960
Total				2,182,498
Denmark 0.2%
Denmark Government Bond
11/15/2023	0.100%	DKK	1,677,404	272,554
France 9.9%
France Government Bond OAT(d)
07/25/2021	0.100%	EUR	229,654	270,269
07/25/2023	2.100%	EUR	879,981	1,146,046
03/01/2025	0.100%	EUR	388,114	463,201
07/25/2027	1.850%	EUR	2,331,358	3,253,872
07/25/2029	3.400%	EUR	258,888	419,108
Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
07/25/2030	0.700%	EUR	229,656	295,013
07/25/2032	3.150%	EUR	527,686	893,844
07/25/2047	0.100%	EUR	379,220	446,027
French Republic Government Bond OAT(d)
07/25/2022	1.100%	EUR	1,823,706	2,263,544
07/25/2024	0.250%	EUR	21,150	25,906
03/01/2028	0.100%	EUR	423,632	505,507
07/25/2036	0.100%	EUR	481,224	569,992
07/25/2040	1.800%	EUR	430,389	696,297
Total				11,248,626
Germany 2.3%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond(d)
04/15/2030	0.500%	EUR	462,827	613,230
Deutsche Bundesrepublik Inflation-Linked Bond(d)
04/15/2023	0.100%	EUR	700,622	846,435
04/15/2026	0.100%	EUR	592,736	736,593
04/15/2046	0.100%	EUR	338,234	475,988
Total				2,672,246
Italy 7.3%
Italy Buoni Poliennali Del Tesoro(d)
04/23/2020	1.650%	EUR	521,049	610,391
10/27/2020	1.250%	EUR	225,044	263,949
09/15/2021	2.100%	EUR	315,790	376,989
05/15/2022	0.100%	EUR	320,067	357,207
05/22/2023	0.450%	EUR	170,750	191,831
09/15/2023	2.600%	EUR	2,077,463	2,541,241
09/15/2026	3.100%	EUR	1,037,732	1,317,478
05/15/2028	1.300%	EUR	1,039,600	1,139,701
09/15/2032	1.250%	EUR	1,013,863	1,058,348
09/15/2041	2.550%	EUR	384,547	468,989
Total				8,326,124
Japan 7.0%
Japanese Government CPI-Linked Bond
09/10/2023	0.100%	JPY	733,600	6,837
03/10/2024	0.100%	JPY	104,100	973
09/10/2024	0.100%	JPY	43,153,800	403,957
03/10/2025	0.100%	JPY	159,456,500	1,496,281
03/10/2026	0.100%	JPY	105,163,207	990,807
03/10/2027	0.100%	JPY	229,041,912	2,158,697
03/10/2028	0.100%	JPY	313,176,279	2,948,800
Total				8,006,352
New Zealand 2.1%
New Zealand Government Inflation-Linked Bond(d)
09/20/2030	3.000%	NZD	2,180,863	1,719,101
09/20/2035	2.500%	NZD	567,065	432,292
The accompanying Notes to Financial Statements are an integral part of this statement.
74	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2018
Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
New Zealand Government Inflation-Linked Bond
09/20/2040	2.500%	NZD	292,511	224,508
Total				2,375,901
Spain 2.7%
Spain Government Inflation-Linked Bond(d)
11/30/2019	0.550%	EUR	401,324	465,670
11/30/2027	0.650%	EUR	539,521	646,350
11/30/2030	1.000%	EUR	140,338	170,943
11/30/2033	0.700%	EUR	464,124	533,148
Spain Government Inflation-Linked Bond
11/30/2021	0.300%	EUR	1,062,054	1,260,945
Total				3,077,056
Sweden 0.9%
Sweden Inflation-Linked Bond
12/01/2020	4.000%	SEK	13,494	1,711
06/01/2022	0.250%	SEK	2,645,617	323,748
06/01/2025	1.000%	SEK	3,157,869	421,593
12/01/2028	3.500%	SEK	1,620,106	278,511
Total				1,025,563
United Kingdom 22.7%
United Kingdom Gilt Inflation-Linked Bond(d)
04/16/2020	2.500%	GBP	1,081,834	1,463,339
03/22/2024	0.125%	GBP	469,436	673,364
11/22/2027	1.250%	GBP	205,239	345,414
03/22/2029	0.125%	GBP	485,311	761,847
03/22/2034	0.750%	GBP	918,810	1,695,691
01/26/2035	2.000%	GBP	711,634	1,541,076
11/22/2036	0.125%	GBP	60,178	107,239
11/22/2037	1.125%	GBP	661,158	1,387,096
11/22/2042	0.625%	GBP	488,753	1,035,402
03/22/2044	0.125%	GBP	704,142	1,367,397
03/22/2046	0.125%	GBP	572,773	1,138,960
11/22/2047	0.750%	GBP	234,414	547,387
08/10/2048	0.125%	GBP	326,126	672,316
03/22/2052	0.250%	GBP	605,321	1,355,310
11/22/2055	1.250%	GBP	683,866	2,039,974
11/22/2056	0.125%	GBP	206,005	474,121
03/22/2058	0.125%	GBP	502,543	1,176,233
11/22/2065	0.125%	GBP	314,614	834,803
03/22/2068	0.125%	GBP	837,067	2,321,607
United Kingdom Gilt Inflation-Linked Bond
03/22/2040	0.625%		926,335	1,868,512
03/22/2050	0.500%		603,057	1,388,847
03/22/2062	0.375%		627,318	1,684,205
Total				25,880,140
Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 41.0%
U.S. Treasury Inflation-Indexed Bond
04/15/2021	0.125%	437,466	425,581
07/15/2021	0.625%	813,465	804,733
01/15/2022	0.125%	810,050	786,553
04/15/2022	0.125%	5,053,622	4,890,910
07/15/2022	0.125%	65,981	64,114
01/15/2023	0.125%	846,883	818,413
04/15/2023	0.625%	3,433,000	3,375,962
01/15/2024	0.625%	643,783	634,068
07/15/2024	0.125%	1,325,950	1,272,611
01/15/2025	0.250%	2,626,493	2,516,269
01/15/2025	2.375%	623,839	674,663
01/15/2026	0.625%	2,761,807	2,691,657
01/15/2026	2.000%	1,216,785	1,299,019
07/15/2026	0.125%	553,875	520,331
01/15/2027	0.375%	2,472,754	2,350,897
01/15/2027	2.375%	1,824,556	2,014,925
07/15/2027	0.375%	1,147,507	1,088,593
01/15/2028	0.500%	1,209,748	1,155,099
01/15/2028	1.750%	597,519	634,936
04/15/2028	3.625%	1,626,071	1,997,427
01/15/2029	2.500%	1,301,524	1,482,842
04/15/2032	3.375%	485,823	624,034
02/15/2040	2.125%	1,389,972	1,633,935
02/15/2041	2.125%	1,143,222	1,351,869
02/15/2042	0.750%	2,712,844	2,464,407
02/15/2043	0.625%	153,990	135,218
02/15/2044	1.375%	591,363	611,659
02/15/2045	0.750%	1,546,430	1,384,956
02/15/2047	0.875%	204,284	187,792
02/15/2048	1.000%	1,517,740	1,439,993
U.S. Treasury Inflation-Indexed Bond(e)
07/15/2025	0.375%	3,129,825	3,019,949
07/15/2028	0.750%	2,368,491	2,319,924
Total			46,673,339
Total Inflation-Indexed Bonds (Cost $115,902,846)			113,199,086

Options Purchased Calls 0.4%
Value ($)
(Cost $217,464)	407,856

Options Purchased Puts 0.1%

(Cost $244,733)	117,774

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	75

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2018
Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(f),(g)	412,806	412,765
Total Money Market Funds (Cost $412,765)		412,765
Total Investments in Securities (Cost $117,493,616)		114,410,592
Other Assets & Liabilities, Net		(468,301)
Net Assets		$113,942,291
At December 31, 2018, securities and/or cash totaling $587,698 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
12,080,597 MXN	590,000 USD	Citi	01/31/2019	—	(21,842)
295,000 USD	6,088,653 MXN	Citi	01/31/2019	13,370	—
170,000 AUD	124,114 USD	Citi	02/05/2019	4,291	—
22,000 CAD	16,728 USD	Citi	02/05/2019	599	—
455,307 EUR	518,945 USD	Citi	02/05/2019	—	(4,238)
1,413,534 GBP	1,811,362 USD	Citi	02/05/2019	6,571	—
825,000 GBP	1,052,416 USD	Citi	02/05/2019	—	(938)
267,062,000 JPY	2,361,879 USD	Citi	02/05/2019	—	(81,249)
2,021,000 NZD	1,386,416 USD	Citi	02/05/2019	29,084	—
557,350 USD	441,000 GBP	Citi	02/05/2019	5,715	—
1,261,187 USD	985,000 GBP	Citi	02/05/2019	—	(3,546)
162,212 USD	17,755,000 JPY	Citi	02/05/2019	214	—
158,379 AUD	100,000 EUR	Citi	03/20/2019	3,614	—
160,328 CAD	120,000 USD	Citi	03/20/2019	2,351	—
100,000 EUR	12,854,100 JPY	Citi	03/20/2019	2,688	—
210,000 EUR	240,342 USD	Citi	03/20/2019	—	(1,819)
90,000 GBP	157,608 AUD	Citi	03/20/2019	—	(3,984)
13,793,239 JPY	170,000 AUD	Citi	03/20/2019	—	(6,728)
13,447,328 JPY	160,000 CAD	Citi	03/20/2019	—	(6,041)
13,474,206 JPY	120,000 USD	Citi	03/20/2019	—	(3,696)
295,000 USD	6,114,967 MXN	Deutsche Bank	01/31/2019	14,703	—
1,875,000 AUD	1,357,536 USD	Deutsche Bank	02/05/2019	35,960	—
3,067,616 CAD	2,305,840 USD	Deutsche Bank	02/05/2019	56,814	—
1,751,471 DKK	266,617 USD	Deutsche Bank	02/05/2019	—	(2,986)
21,848,800 EUR	24,812,480 USD	Deutsche Bank	02/05/2019	—	(293,517)
19,907,879 GBP	25,486,286 USD	Deutsche Bank	02/05/2019	68,050	—
629,138,235 JPY	5,557,924 USD	Deutsche Bank	02/05/2019	—	(197,540)
1,609,130 NZD	1,094,775 USD	Deutsche Bank	02/05/2019	14,061	—
8,882,503 SEK	982,090 USD	Deutsche Bank	02/05/2019	—	(22,938)
96,382 USD	128,000 CAD	Deutsche Bank	02/05/2019	—	(2,539)
96,617 USD	84,000 EUR	Deutsche Bank	02/05/2019	—	(95)
87,000 USD	68,726 GBP	Deutsche Bank	02/05/2019	749	—
Total				258,834	(653,696)

The accompanying Notes to Financial Statements are an integral part of this statement.
76	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2018
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
90-Day Sterling	16	12/2019	GBP	1,977,800	7,443	—
Euro-Schatz	28	03/2019	EUR	3,134,320	2,764	—
Long Gilt	18	03/2019	GBP	2,217,060	21,922	—
U.S. Treasury 2-Year Note	32	03/2019	USD	6,794,000	34,000	—
U.S. Ultra Treasury Bond	4	03/2019	USD	642,625	24,996	—
Total					91,125	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-BTP	(5)	03/2019	EUR	(639,100)	—	(27,004)
Euro-Bund	(23)	03/2019	EUR	(3,761,420)	—	(23,756)
Euro-Buxl 30-Year	(4)	03/2019	EUR	(722,480)	—	(12,380)
Euro-OAT	(12)	03/2019	EUR	(1,809,600)	1,059	—
Japanese 10-Year Government Bond	(4)	03/2019	JPY	(609,920,000)	—	(18,951)
Short Term Euro-BTP	(4)	03/2019	EUR	(442,880)	—	(4,150)
U.S. Long Bond	(2)	03/2019	USD	(292,000)	—	(5,441)
U.S. Treasury 10-Year Note	(8)	03/2019	USD	(976,125)	—	(12,606)
U.S. Treasury 5-Year Note	(27)	03/2019	USD	(3,096,563)	—	(20,012)
U.S. Treasury Ultra 10-Year Note	(21)	03/2019	USD	(2,731,641)	—	(59,344)
Total					1,059	(183,644)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	370,000	370,000	3.08	12/06/2038	17,228	20,627
1-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	6,890,000	6,890,000	2.95	01/10/2020	18,113	33,318
1-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	6,890,000	6,890,000	2.95	01/21/2020	17,788	34,028
20-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 6-Month JPY LIBOR BBA	Deutsche Bank	JPY	11,600,000	11,600,000	0.78	04/16/2021	3,626	4,879
30-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	120,000	120,000	3.12	04/26/2023	12,168	14,507
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	1,025,000	1,025,000	3.18	10/29/2019	12,966	31,812
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	1,005,000	1,005,000	3.08	11/20/2019	13,115	27,650
5-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	1,025,000	1,025,000	3.21	10/25/2019	12,454	32,981
5-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	1,005,000	1,005,000	3.08	11/20/2019	13,140	27,614
5-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	2,000,000	2,000,000	3.08	11/27/2019	25,525	55,749
5-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	1,790,000	1,790,000	3.25	10/16/2020	32,399	65,759
5-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	1,770,000	1,770,000	3.10	11/27/2020	33,365	56,551
90-Day Euro$ Future	UBS	USD	5,838,900	24	97.75	06/17/2019	1,837	1,050
90-Day Euro$ Future	UBS	USD	2,432,875	10	97.75	06/17/2019	765	437
Euro$ Future, 2-Year Note	UBS	USD	2,675,475	11	97.38	03/18/2019	2,975	894
Total							217,464	407,856

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	77

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2018
Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	370,000	370,000	3.08	12/06/2038	17,228	17,004
10-Year OTC interest rate swap with Deutsche Bank to receive 6-Month JPY LIBOR BBA and pay exercise rate	Deutsche Bank	JPY	395,875,000	395,875,000	1.10	06/29/2022	53,851	23,184
20-Year OTC interest rate swap with Deutsche Bank to receive 6-Month JPY LIBOR BBA and pay exercise rate	Deutsche Bank	JPY	11,600,000	11,600,000	0.78	04/16/2021	3,626	2,751
30-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	390,000	390,000	3.80	06/07/2021	14,896	9,484
30-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	120,000	120,000	3.12	04/26/2023	12,168	10,284
5-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	1,025,000	1,025,000	3.18	10/29/2019	12,966	3,076
5-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	1,005,000	1,005,000	3.08	11/20/2019	13,115	4,275
5-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	1,025,000	1,025,000	3.21	10/25/2019	12,454	2,795
5-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	1,005,000	1,005,000	3.08	11/20/2019	13,140	4,285
5-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	2,000,000	2,000,000	3.08	11/27/2019	25,525	8,660
5-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	1,790,000	1,790,000	3.25	10/16/2020	32,399	13,730
5-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	1,770,000	1,770,000	3.10	11/27/2020	33,365	18,246
Total							244,733	117,774

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
1-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(10,335,000)	(10,335,000)	2.45	1/10/2020	(12,756)	(23,304)
1-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(10,335,000)	(10,335,000)	2.45	1/21/2020	(12,208)	(24,150)
1-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(8,300,000)	(8,300,000)	2.45	4/16/2020	(6,375)	(24,642)
2-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(2,470,000)	(2,470,000)	2.89	12/06/2019	(13,000)	(23,398)
2-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(2,420,000)	(2,420,000)	2.92	12/09/2019	(12,536)	(23,993)
2-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(1,810,000)	(1,810,000)	3.16	10/29/2020	(14,571)	(28,750)
2-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(1,725,900)	(1,725,900)	3.07	11/27/2020	(14,196)	(25,494)
2-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(1,890,000)	(1,890,000)	2.78	12/11/2020	(15,767)	(21,712)
The accompanying Notes to Financial Statements are an integral part of this statement.
78	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2018
Call option contracts written (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
2-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(1,215,000)	(1,215,000)	3.30	11/07/2019	(5,999)	(18,613)
2-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(12,100,000)	(12,100,000)	2.40	2/24/2020	(36,905)	(65,077)
2-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(1,850,000)	(1,850,000)	2.88	4/14/2020	(13,389)	(20,007)
2-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(1,850,000)	(1,850,000)	2.89	4/14/2020	(13,343)	(20,239)
2-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(1,820,000)	(1,820,000)	2.94	4/17/2020	(12,649)	(21,067)
2-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(950,000)	(950,000)	2.90	5/29/2020	(6,983)	(10,905)
2-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(910,000)	(910,000)	3.28	11/09/2020	(7,098)	(16,045)
2-Year OTC interest rate swap with Deutsche Bank to receive 3-Month USD LIBOR BBA and pay exercise rate	Deutsche Bank	USD	(3,504,100)	(3,504,100)	3.05	11/27/2020	(28,821)	(51,224)
90-Day Euro$ Future	UBS	USD	(2,432,875)	(10)	97.88	6/17/2019	(485)	(313)
90-Day Euro$ Future	UBS	USD	(5,838,900)	(24)	97.88	6/17/2019	(1,163)	(750)
Euro$ Future, 2-Year Note	UBS	USD	(1,707,300)	(7)	97.25	3/15/2019	(2,689)	(6,038)
U.S. Treasury 10-Year Note	UBS	USD	(244,031)	(2)	122.00	2/22/2019	(1,091)	(1,531)
Total							(232,024)	(427,252)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(960,000)	(960,000)	2.90	04/16/2019	(25,206)	(6,419)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(820,000)	(820,000)	3.87	06/07/2021	(15,878)	(9,006)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 6-Month EURIBOR	Deutsche Bank	EUR	(2,100,000)	(2,100,000)	1.65	02/21/2019	(24,011)	(19)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(2,470,000)	(2,470,000)	2.89	12/06/2019	(13,000)	(6,019)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(2,420,000)	(2,420,000)	2.92	12/09/2019	(12,536)	(5,517)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(1,810,000)	(1,810,000)	3.16	10/29/2020	(14,570)	(5,969)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(1,725,900)	(1,725,900)	3.07	11/27/2020	(14,196)	(6,893)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(1,890,000)	(1,890,000)	2.78	12/11/2020	(15,767)	(11,368)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(1,490,000)	(1,490,000)	3.25	12/29/2020	(5,439)	(4,834)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(1,830,000)	(1,830,000)	0.60	12/14/2020	(7,018)	(6,518)
2-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(850,000)	(850,000)	0.55	12/21/2020	(3,083)	(3,417)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	79

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2018
Put option contracts written (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(1,260,000)	(1,260,000)	3.30	09/06/2019	(2,986)	(608)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(1,215,000)	(1,215,000)	3.30	11/07/2019	(5,999)	(881)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(12,100,000)	(12,100,000)	3.40	02/24/2020	(45,980)	(11,341)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(1,850,000)	(1,850,000)	2.89	04/14/2020	(13,343)	(6,231)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(1,850,000)	(1,850,000)	2.88	04/14/2020	(13,389)	(6,350)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(1,820,000)	(1,820,000)	2.94	04/17/2020	(12,649)	(5,605)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(1,000,000)	(1,000,000)	3.15	05/05/2020	(5,500)	(2,134)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(1,340,000)	(1,340,000)	3.35	05/29/2020	(4,874)	(2,070)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(950,000)	(950,000)	2.90	05/29/2020	(6,983)	(3,427)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(1,330,000)	(1,330,000)	3.45	06/08/2020	(5,553)	(1,739)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(850,000)	(850,000)	3.50	06/15/2020	(3,124)	(1,035)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(910,000)	(910,000)	3.28	11/09/2020	(7,098)	(2,575)
2-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay 3-Month USD LIBOR BBA	Deutsche Bank	USD	(3,504,100)	(3,504,100)	3.05	11/27/2020	(28,821)	(14,235)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 6-Month EURIBOR	Citi	EUR	(468,000)	(468,000)	0.60	06/25/2019	(3,641)	(1,098)
U.S. Treasury 10-Year Note	UBS	USD	(366,047)	(3)	120.00	02/22/2019	(793)	(469)
Total							(311,437)	(125,777)

Interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
UK Retail Price Index All Items Monthly	Fixed rate of 3.310%	Receives At maturity, Pays At maturity	Deutsche Bank	07/02/2023	GBP	1,220,000	(73,343)	—	—	—	—	(73,343)
UK Retail Price Index All Items Monthly	Fixed rate of 3.029%	Receives At maturity, Pays At maturity	Deutsche Bank	07/13/2026	GBP	320,000	25,944	—	—	—	25,944	—
Total							(47,399)	—	—	—	25,944	(73,343)

The accompanying Notes to Financial Statements are an integral part of this statement.
80	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2018
Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 1.775%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	05/19/2020	USD	585,000	(7,978)	—	—	—	(7,978)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.230%	Receives At maturity, Pays At maturity	Goldman Sachs	09/18/2020	USD	2,970,000	(45,548)	—	—	—	(45,548)
6-Month EURIBOR	Fixed rate of -0.165%	Receives Semi annually, Pays Annually	Goldman Sachs	12/11/2020	EUR	640,000	(247)	—	—	—	(247)
6-Month EURIBOR	Fixed rate of -0.160%	Receives Semi annually, Pays Annually	Goldman Sachs	12/11/2020	EUR	1,140,000	(555)	—	—	—	(555)
6-Month EURIBOR	Fixed rate of -0.135%	Receives Semi annually, Pays Annually	Goldman Sachs	12/11/2020	EUR	1,780,000	(1,756)	—	—	—	(1,756)
3-Month USD LIBOR	Fixed rate of 2.770%	Receives Quarterly, Pays Semi annually	Goldman Sachs	12/31/2020	USD	1,960,000	(4,550)	—	—	—	(4,550)
3-Month USD LIBOR	Fixed rate of 2.857%	Receives Quarterly, Pays Semi annually	Goldman Sachs	12/31/2020	USD	2,300,000	(8,711)	—	—	—	(8,711)
Fixed rate of 2.979%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	12/06/2021	USD	920,000	7,981	—	—	7,981	—
Fixed rate of 2.925%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	12/10/2021	USD	780,000	5,984	—	—	5,984	—
Fixed rate of 2.891%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	12/10/2021	USD	390,000	2,736	—	—	2,736	—
Fixed rate of 2.816%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	12/12/2021	USD	390,000	2,192	—	—	2,192	—
3-Month USD LIBOR	Fixed rate of 2.889%	Receives Quarterly, Pays Semi annually	Goldman Sachs	12/16/2021	USD	410,000	(2,888)	—	—	—	(2,888)
Fixed rate of 2.847%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	12/17/2021	USD	390,000	2,425	—	—	2,425	—
Fixed rate of 2.806%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	12/19/2021	USD	390,000	2,133	—	—	2,133	—
Fixed rate of 2.751%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	12/20/2021	USD	580,000	2,558	—	—	2,558	—
Fixed rate of 2.711%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	12/23/2021	USD	770,000	2,824	—	—	2,824	—
Fixed rate of 2.642%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	12/30/2021	USD	380,000	914	—	—	914	—
Fixed rate of 2.588%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	12/30/2021	USD	380,000	521	—	—	521	—
Fixed rate of 2.597%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	12/31/2021	USD	190,000	295	—	—	295	—
Fixed rate of 2.594%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	12/31/2021	USD	190,000	284	—	—	284	—
Fixed rate of 2.559%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	01/03/2022	USD	40,000	(1)	—	—	—	(1)
Fixed rate of 2.527%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	01/03/2022	USD	190,000	(3)	—	—	—	(3)
3-Month USD LIBOR	Fixed rate of 3.124%	Receives Quarterly, Pays Semi annually	Goldman Sachs	10/06/2022	USD	400,000	(4,964)	—	—	—	(4,964)
3-Month USD LIBOR	Fixed rate of 3.315%	Receives Quarterly, Pays Semi annually	Goldman Sachs	10/07/2022	USD	293,000	(4,557)	—	—	—	(4,557)
6-Month EURIBOR	Fixed rate of 0.420%	Receives Semi annually, Pays Annually	Goldman Sachs	12/16/2022	EUR	690,000	(2,319)	—	—	—	(2,319)
Fixed rate of 2.834%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	12/17/2022	USD	244,200	1,565	—	—	1,565	—
Fixed rate of 0.364%	6-Month EURIBOR	Receives Annually, Pays Semi annually	Goldman Sachs	12/21/2022	EUR	385,000	747	—	—	747	—
Fixed rate of 2.734%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	12/22/2022	USD	790,000	3,582	—	—	3,582	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	81

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2018
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 2.697%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	12/22/2022	USD	730,000	2,801	—	—	2,801	—
Fixed rate of 2.654%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	12/22/2022	USD	885,000	2,698	—	—	2,698	—
Fixed rate of 2.633%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	12/22/2022	USD	885,000	2,353	—	—	2,353	—
Fixed rate of 2.639%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	12/22/2022	USD	590,000	1,634	—	—	1,634	—
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 1.380%	Receives At maturity, Pays At maturity	Goldman Sachs	04/15/2023	EUR	1,150,000	(13,813)	—	—	—	(13,813)
Fixed rate of 0.129%	6-Month JPY BBA LIBOR	Receives Semi annually, Pays Semi annually	Goldman Sachs	04/26/2023	JPY	620,000,000	28,696	—	—	28,696	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.256%	Receives At maturity, Pays At maturity	Goldman Sachs	05/15/2023	GBP	1,635,000	27,471	—	—	27,471	—
Fixed rate of 2.675%	1-Day Overnight Fed Funds Effective Rate	Receives Annually, Pays Annually	Goldman Sachs	05/31/2023	USD	2,550,000	40,628	—	—	40,628	—
Eurostat Eurozone HICP ex-Tobacco NSA	Fixed rate of 1.545%	Receives At maturity, Pays At maturity	Goldman Sachs	07/15/2023	EUR	975,000	(18,441)	—	—	—	(18,441)
UK Retail Price Index All Items Monthly	Fixed rate of 3.350%	Receives At maturity, Pays At maturity	Goldman Sachs	08/15/2023	GBP	1,690,000	20,803	—	—	20,803	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.357%	Receives At maturity, Pays At maturity	Goldman Sachs	08/15/2023	GBP	1,690,000	19,981	—	—	19,981	—
Fixed rate of 3.355%	UK Retail Price Index All Items Monthly	Receives At maturity, Pays At maturity	Goldman Sachs	08/15/2023	GBP	5,020,000	(60,297)	—	—	—	(60,297)
UK Retail Price Index All Items Monthly	Fixed rate of 3.475%	Receives At maturity, Pays At maturity	Goldman Sachs	09/15/2023	GBP	1,380,000	3,635	—	—	3,635	—
Fixed rate of 3.446%	UK Retail Price Index All Items Monthly	Receives At maturity, Pays At maturity	Goldman Sachs	10/15/2023	GBP	805,000	(96)	—	—	—	(96)
UK Retail Price Index All Items Monthly	Fixed rate of 3.450%	Receives At maturity, Pays At maturity	Goldman Sachs	10/15/2023	GBP	705,000	(138)	—	—	—	(138)
Fixed rate of 2.164%	U.S. CPI Urban Consumers NSA	Receives At maturity, Pays At maturity	Goldman Sachs	10/30/2023	USD	1,295,000	22,296	—	—	22,296	—
3-Month USD LIBOR	Fixed rate of 3.045%	Receives Quarterly, Pays Semi annually	Goldman Sachs	11/29/2023	USD	2,304,635	(50,888)	—	—	—	(50,888)
UK Retail Price Index All Items Monthly	Fixed rate of 3.575%	Receives At maturity, Pays At maturity	Goldman Sachs	12/15/2023	GBP	815,000	(3,468)	—	—	—	(3,468)
3-Month USD LIBOR	Fixed rate of 2.924%	Receives Quarterly, Pays Semi annually	Goldman Sachs	07/19/2024	USD	2,120,000	(11,927)	—	—	—	(11,927)
3-Month USD LIBOR	Fixed rate of 2.900%	Receives Quarterly, Pays Semi annually	Goldman Sachs	12/10/2024	USD	275,000	(4,158)	—	—	—	(4,158)
3-Month USD LIBOR	Fixed rate of 2.872%	Receives Quarterly, Pays Semi annually	Goldman Sachs	12/16/2024	USD	330,000	(4,554)	—	—	—	(4,554)
The accompanying Notes to Financial Statements are an integral part of this statement.
82	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2018
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 2.902%	Receives Quarterly, Pays Semi annually	Goldman Sachs	12/19/2024	USD	514,300	(2,245)	—	—	—	(2,245)
3-Month USD LIBOR	Fixed rate of 2.776%	Receives Quarterly, Pays Semi annually	Goldman Sachs	12/20/2024	USD	240,000	(2,252)	—	—	—	(2,252)
3-Month USD LIBOR	Fixed rate of 2.738%	Receives Quarterly, Pays Semi annually	Goldman Sachs	12/23/2024	USD	320,000	(2,442)	—	—	—	(2,442)
3-Month USD LIBOR	Fixed rate of 2.913%	Receives Quarterly, Pays Semi annually	Goldman Sachs	12/07/2025	USD	850,000	(11,386)	—	—	—	(11,386)
3-Month USD LIBOR	Fixed rate of 2.715%	Receives Quarterly, Pays Semi annually	Goldman Sachs	12/21/2025	USD	480,000	(2,098)	—	—	—	(2,098)
Fixed rate of 2.978%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	07/19/2026	USD	1,120,000	3,003	—	—	3,003	—
Fixed rate of 3.048%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	12/17/2026	USD	270,100	876	—	—	876	—
6-Month JPY BBA LIBOR	Fixed rate of 0.273%	Receives Semi annually, Pays Semi annually	Goldman Sachs	11/08/2027	JPY	77,585,000	(9,143)	—	—	—	(9,143)
UK Retail Price Index All Items Monthly	Fixed rate of 3.455%	Receives At maturity, Pays At maturity	Goldman Sachs	11/15/2027	GBP	1,215,000	12,049	—	—	12,049	—
6-Month JPY BBA LIBOR	Fixed rate of 0.351%	Receives Semi annually, Pays Semi annually	Goldman Sachs	01/11/2028	JPY	75,125,000	(14,351)	—	—	—	(14,351)
Fixed rate of 3.405%	UK Retail Price Index All Items Monthly	Receives At maturity, Pays At maturity	Goldman Sachs	01/15/2028	GBP	1,320,000	(25,690)	—	—	—	(25,690)
Fixed rate of 0.827%	6-Month EURIBOR	Receives Annually, Pays Semi annually	Goldman Sachs	02/15/2028	EUR	1,645,000	14,937	—	—	14,937	—
Fixed rate of 0.815%	6-Month EURIBOR	Receives Annually, Pays Semi annually	Goldman Sachs	02/15/2028	EUR	850,000	6,687	—	—	6,687	—
Fixed rate of 0.799%	6-Month EURIBOR	Receives Annually, Pays Semi annually	Goldman Sachs	02/15/2028	EUR	340,000	2,114	—	—	2,114	—
Fixed rate of 0.782%	6-Month EURIBOR	Receives Annually, Pays Semi annually	Goldman Sachs	02/15/2028	EUR	220,000	996	—	—	996	—
Fixed rate of 0.761%	6-Month EURIBOR	Receives Annually, Pays Semi annually	Goldman Sachs	02/15/2028	EUR	120,000	294	—	—	294	—
6-Month EURIBOR	Fixed rate of 1.040%	Receives Semi annually, Pays Annually	Goldman Sachs	03/23/2028	EUR	360,000	(15,449)	—	—	—	(15,449)
6-Month JPY BBA LIBOR	Fixed rate of 0.320%	Receives Semi annually, Pays Semi annually	Goldman Sachs	04/27/2028	JPY	147,745,000	(22,264)	—	—	—	(22,264)
Fixed rate of 3.338%	UK Retail Price Index All Items Monthly	Receives At maturity, Pays At maturity	Goldman Sachs	06/15/2028	GBP	140,000	(5,040)	—	—	—	(5,040)
Fixed rate of 2.831%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	08/15/2028	USD	390,000	3,846	—	—	3,846	—
3-Month USD LIBOR	Fixed rate of 3.121%	Receives Quarterly, Pays Semi annually	Goldman Sachs	08/15/2028	USD	260,000	(9,110)	—	—	—	(9,110)
Fixed rate of 3.385%	UK Retail Price Index All Items Monthly	Receives At maturity, Pays At maturity	Goldman Sachs	08/15/2028	GBP	770,000	(21,885)	—	—	—	(21,885)
Fixed rate of 0.878%	6-Month EURIBOR	Receives Annually, Pays Semi annually	Goldman Sachs	08/28/2028	EUR	80,000	1,289	—	—	1,289	—
Fixed rate of 3.500%	UK Retail Price Index All Items Monthly	Receives At maturity, Pays At maturity	Goldman Sachs	09/15/2028	GBP	1,380,000	(13,195)	—	—	—	(13,195)
3-Month USD LIBOR	Fixed rate of 3.115%	Receives Quarterly, Pays Semi annually	Goldman Sachs	10/04/2028	USD	70,000	(2,462)	—	—	—	(2,462)
Fixed rate of 3.266%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	10/09/2028	USD	120,000	5,892	—	—	5,892	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	83

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2018
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 3.278%	Receives Quarterly, Pays Semi annually	Goldman Sachs	10/09/2028	USD	90,000	(4,519)	—	—	—	(4,519)
3-Month USD LIBOR	Fixed rate of 3.270%	Receives Quarterly, Pays Semi annually	Goldman Sachs	10/09/2028	USD	610,000	(30,218)	—	—	—	(30,218)
Fixed rate of 3.505%	UK Retail Price Index All Items Monthly	Receives At maturity, Pays At maturity	Goldman Sachs	10/15/2028	GBP	705,000	(2,609)	—	—	—	(2,609)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.249%	Receives At maturity, Pays At maturity	Goldman Sachs	10/30/2028	USD	1,295,000	(32,400)	—	—	—	(32,400)
3-Month USD LIBOR	Fixed rate of 3.273%	Receives Quarterly, Pays Semi annually	Goldman Sachs	11/09/2028	USD	217,500	(10,682)	—	—	—	(10,682)
Fixed rate of 3.143%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	11/29/2028	USD	1,280,000	47,630	—	—	47,630	—
3-Month NZD-LIBOR	Fixed rate of 2.800%	Receives Quarterly, Pays Semi annually	Goldman Sachs	03/20/2029	NZD	3,350,000	(22,830)	—	—	—	(22,830)
Fixed rate of 3.548%	UK Retail Price Index All Items Monthly	Receives At maturity, Pays At maturity	Goldman Sachs	11/15/2032	GBP	1,215,000	(1,862)	—	—	—	(1,862)
Fixed rate of 2.997%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Goldman Sachs	02/15/2036	USD	270,000	5,386	—	—	5,386	—
Fixed rate of 3.600%	UK Retail Price Index All Items Monthly	Receives At maturity, Pays At maturity	Goldman Sachs	11/15/2042	GBP	730,000	19,230	—	—	19,230	—
3-Month USD LIBOR	Fixed rate of 3.086%	Receives Quarterly, Pays Semi annually	Goldman Sachs	05/15/2044	USD	147,000	(5,794)	—	—	—	(5,794)
3-Month USD LIBOR	Fixed rate of 3.230%	Receives Quarterly, Pays Semi annually	Goldman Sachs	05/15/2044	USD	730,000	(44,273)	—	—	—	(44,273)
Fixed rate of 1.832%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives At maturity, Pays At maturity	Goldman Sachs	05/15/2047	EUR	180,000	2,821	—	—	2,821	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.550%	Receives At maturity, Pays At maturity	Goldman Sachs	11/15/2047	GBP	730,000	(34,590)	—	—	—	(34,590)
Fixed rate of 1.991%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives At maturity, Pays At maturity	Goldman Sachs	01/15/2048	EUR	150,000	10,338	—	—	10,338	—
Fixed rate of 1.974%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives At maturity, Pays At maturity	Goldman Sachs	01/15/2048	EUR	150,000	9,260	—	—	9,260	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.510%	Receives At maturity, Pays At maturity	Goldman Sachs	02/15/2048	GBP	320,000	(3,773)	—	—	—	(3,773)
UK Retail Price Index All Items Monthly	Fixed rate of 3.410%	Receives At maturity, Pays At maturity	Goldman Sachs	03/15/2048	GBP	150,000	7,470	—	—	7,470	—
Fixed rate of 1.983%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives At maturity, Pays At maturity	Goldman Sachs	06/15/2048	EUR	145,000	8,891	—	—	8,891	—
UK Retail Price Index All Items Monthly	Fixed rate of 3.433%	Receives At maturity, Pays At maturity	Goldman Sachs	08/15/2048	GBP	20,000	737	—	—	737	—
The accompanying Notes to Financial Statements are an integral part of this statement.
84	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2018
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 3.440%	UK Retail Price Index All Items Monthly	Receives At maturity, Pays At maturity	Goldman Sachs	08/15/2048	GBP	170,000	(5,396)	—	—	—	(5,396)
Fixed rate of 1.900%	Eurostat Eurozone HICP ex-Tobacco NSA	Receives At maturity, Pays At maturity	Goldman Sachs	12/15/2048	EUR	290,000	9,143	—	—	9,143	—
Total							(227,189)	—	—	382,626	(609,815)

Reference index and values for swap contracts as of period end
Reference index		Reference rate
1-Day Overnight Fed Funds Effective Rate	Overnight Federal Funds Effective Rate	2.400%
3-Month USD LIBOR	London Interbank Offered Rate	2.808%
6-Month EURIBOR	Euro Interbank Offered Rate	(0.238%)
6-Month JPY BBA LIBOR	London Interbank Offered Rate	0.010%
Eurostat Eurozone HICP ex-Tobacco NSA	Harmonised Index of Consumer Price Index Excluding Tobacco	0.000%
U.S. CPI Urban Consumers NSA	United States Consumer Price All Urban Non-Seasonally Adjusted Index	1.900%
UK Retail Price Index All Items Monthly	United Kingdom Retail Price Index All Items	2.100%
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Principal and interest may not be guaranteed by the government.
(c)	Zero coupon bond.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2018, the total value of these securities amounted to $48,611,763, which represents 42.66% of total net assets.
(e)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	504,140	39,247,159	(39,338,493)	412,806	(37)	(12)	19,936	412,765
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	85

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2018
Currency Legend  (continued)
MXN	Mexican Peso
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
86	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund, December 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Foreign Government Obligations	—	273,111	—	—	273,111
Inflation-Indexed Bonds	—	113,199,086	—	—	113,199,086
Options Purchased Calls	2,381	405,475	—	—	407,856
Options Purchased Puts	—	117,774	—	—	117,774
Money Market Funds	—	—	—	412,765	412,765
Total Investments in Securities	2,381	113,995,446	—	412,765	114,410,592
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	258,834	—	—	258,834
Futures Contracts	92,184	—	—	—	92,184
Swap Contracts	—	408,570	—	—	408,570
Liability
Forward Foreign Currency Exchange Contracts	—	(653,696)	—	—	(653,696)
Futures Contracts	(183,644)	—	—	—	(183,644)
Options Contracts Written	(9,101)	(543,928)	—	—	(553,029)
Swap Contracts	—	(683,158)	—	—	(683,158)
Total	(98,180)	112,782,068	—	412,765	113,096,653
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	87

Portfolio of Investments
CTIVP® – MFS® Blended Research® Core Equity Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Communication Services 8.7%
Diversified Telecommunication Services 1.0%
CenturyLink, Inc.	515,944	7,816,552
Verizon Communications, Inc.	174,754	9,824,670
Total		17,641,222
Entertainment 1.2%
Electronic Arts, Inc.(a)	271,202	21,400,550
Interactive Media & Services 4.5%
Alphabet, Inc., Class A(a)	34,305	35,847,353
Alphabet, Inc., Class C(a)	35,572	36,838,719
Facebook, Inc., Class A(a)	74,248	9,733,170
Total		82,419,242
Media 2.0%
Comcast Corp., Class A	1,091,228	37,156,313
Total Communication Services		158,617,327
Consumer Discretionary 11.0%
Auto Components 1.2%
Lear Corp.	175,427	21,552,961
Hotels, Restaurants & Leisure 3.3%
Aramark	130,325	3,775,515
Domino’s Pizza, Inc.	13,974	3,465,412
Marriott International, Inc., Class A	203,314	22,071,768
Starbucks Corp.	462,932	29,812,821
Total		59,125,516
Household Durables 0.5%
PulteGroup, Inc.	369,210	9,595,768
Internet & Direct Marketing Retail 5.2%
Amazon.com, Inc.(a)	43,548	65,407,790
Booking Holdings, Inc.(a)	17,070	29,401,709
Total		94,809,499
Leisure Products 0.3%
Brunswick Corp.	138,471	6,431,978
Specialty Retail 0.4%
Urban Outfitters, Inc.(a)	229,511	7,619,765
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.1%
lululemon athletica, Inc.(a)	8,853	1,076,614
Total Consumer Discretionary		200,212,101
Consumer Staples 9.2%
Beverages 2.6%
Molson Coors Brewing Co., Class B	371,950	20,888,712
PepsiCo, Inc.	232,708	25,709,580
Total		46,598,292
Food & Staples Retailing 4.0%
Costco Wholesale Corp.	138,794	28,273,726
U.S. Foods Holding Corp.(a)	423,495	13,399,382
Walgreens Boots Alliance, Inc.	463,698	31,684,484
Total		73,357,592
Food Products 0.5%
Tyson Foods, Inc., Class A	184,756	9,865,970
Household Products 0.4%
Kimberly-Clark Corp.	48,526	5,529,052
Procter & Gamble Co. (The)	14,600	1,342,032
Total		6,871,084
Tobacco 1.7%
Philip Morris International, Inc.	462,673	30,888,050
Total Consumer Staples		167,580,988
Energy 4.9%
Oil, Gas & Consumable Fuels 4.9%
EOG Resources, Inc.	259,488	22,629,949
Exxon Mobil Corp.	97,691	6,661,549
Kinder Morgan, Inc.	1,000,785	15,392,073
ONEOK, Inc.	94,117	5,077,612
Phillips 66	267,188	23,018,246
Pioneer Natural Resources Co.	20,011	2,631,847
Valero Energy Corp.	169,004	12,670,230
Total		88,081,506
Total Energy		88,081,506
The accompanying Notes to Financial Statements are an integral part of this statement.
88	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – MFS® Blended Research® Core Equity Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 13.0%
Banks 5.8%
Bank of America Corp.	1,772,317	43,669,891
Citigroup, Inc.	348,742	18,155,508
JPMorgan Chase & Co.	100,592	9,819,791
Wells Fargo & Co.	750,260	34,571,981
Total		106,217,171
Capital Markets 1.7%
Goldman Sachs Group, Inc. (The)	23,800	3,975,790
Morgan Stanley	662,290	26,259,799
Total		30,235,589
Consumer Finance 2.0%
Discover Financial Services	359,105	21,180,013
Synchrony Financial	614,472	14,415,513
Total		35,595,526
Diversified Financial Services 0.7%
Berkshire Hathaway, Inc., Class B(a)	61,735	12,605,052
Insurance 2.8%
Allstate Corp. (The)	95,526	7,893,313
MetLife, Inc.	534,777	21,957,944
Prudential Financial, Inc.	251,963	20,547,583
Total		50,398,840
Total Financials		235,052,178
Health Care 14.7%
Biotechnology 2.3%
Biogen, Inc.(a)	104,567	31,466,302
Celgene Corp.(a)	164,167	10,521,463
Total		41,987,765
Health Care Equipment & Supplies 2.2%
Boston Scientific Corp.(a)	124,016	4,382,725
Medtronic PLC	400,448	36,424,750
Total		40,807,475
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 3.5%
CVS Health Corp.	304,687	19,963,092
HCA Healthcare, Inc.	198,283	24,676,319
Humana, Inc.	60,378	17,297,090
UnitedHealth Group, Inc.	3,832	954,628
Total		62,891,129
Pharmaceuticals 6.7%
Bristol-Myers Squibb Co.	584,672	30,391,251
Eli Lilly & Co.	146,474	16,949,971
Johnson & Johnson	435,222	56,165,399
Pfizer, Inc.	399,909	17,456,028
Total		120,962,649
Total Health Care		266,649,018
Industrials 8.1%
Aerospace & Defense 2.2%
Boeing Co. (The)	125,224	40,384,740
Airlines 1.1%
Delta Air Lines, Inc.	413,203	20,618,830
Electrical Equipment 1.4%
Eaton Corp. PLC	363,509	24,958,528
Industrial Conglomerates 0.6%
Honeywell International, Inc.	87,294	11,533,283
Machinery 0.8%
AGCO Corp.	103,196	5,744,921
Ingersoll-Rand PLC	84,709	7,728,002
Total		13,472,923
Road & Rail 1.8%
Union Pacific Corp.	239,308	33,079,545
Trading Companies & Distributors 0.2%
HD Supply Holdings, Inc.(a)	76,226	2,859,999
Total Industrials		146,907,848
Information Technology 18.8%
Communications Equipment 2.3%
Cisco Systems, Inc.	983,405	42,610,939

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	89

Portfolio of Investments   (continued)
CTIVP® – MFS® Blended Research® Core Equity Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 3.9%
DXC Technology Co.	314,097	16,700,537
FleetCor Technologies, Inc.(a)	131,021	24,333,220
Global Payments, Inc.	43,558	4,492,137
Leidos Holdings, Inc.	155,346	8,189,841
MasterCard, Inc., Class A	69,387	13,089,858
Visa, Inc., Class A	29,316	3,867,953
Total		70,673,546
Semiconductors & Semiconductor Equipment 2.7%
Intel Corp.	902,406	42,349,913
Lam Research Corp.	44,064	6,000,195
Total		48,350,108
Software 6.9%
Adobe, Inc.(a)	125,986	28,503,072
Microsoft Corp.	904,517	91,871,792
Salesforce.com, Inc.(a)	31,544	4,320,582
Total		124,695,446
Technology Hardware, Storage & Peripherals 3.0%
Apple, Inc.	280,155	44,191,649
Hewlett Packard Enterprise Co.	842,223	11,125,766
Total		55,317,415
Total Information Technology		341,647,454
Materials 2.1%
Chemicals 2.1%
CF Industries Holdings, Inc.	619,667	26,961,711
Eastman Chemical Co.	160,309	11,720,191
Total		38,681,902
Total Materials		38,681,902
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 3.8%
Equity Real Estate Investment Trusts (REITS) 3.8%
EPR Properties	135,470	8,674,144
Life Storage, Inc.	139,172	12,941,604
Simon Property Group, Inc.	171,451	28,802,054
STORE Capital Corp.	668,501	18,925,263
Total		69,343,065
Total Real Estate		69,343,065
Utilities 4.6%
Electric Utilities 1.8%
Exelon Corp.	732,388	33,030,699
Independent Power and Renewable Electricity Producers 2.8%
AES Corp. (The)	1,567,541	22,666,643
NRG Energy, Inc.	633,084	25,070,126
Vistra Energy Corp(a)	102,574	2,347,919
Total		50,084,688
Total Utilities		83,115,387
Total Common Stocks (Cost $1,723,022,600)		1,795,888,774

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	20,880,731	20,878,643
Total Money Market Funds (Cost $20,878,643)		20,878,643
Total Investments in Securities (Cost: $1,743,901,243)		1,816,767,417
Other Assets & Liabilities, Net		(494,206)
Net Assets		1,816,273,211

The accompanying Notes to Financial Statements are an integral part of this statement.
90	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – MFS® Blended Research® Core Equity Fund, December 31, 2018
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	7,891,513	126,744,775	(113,755,557)	20,880,731	(676)	—	260,102	20,878,643
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	91

Portfolio of Investments   (continued)
CTIVP® – MFS® Blended Research® Core Equity Fund, December 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	158,617,327	—	—	—	158,617,327
Consumer Discretionary	200,212,101	—	—	—	200,212,101
Consumer Staples	167,580,988	—	—	—	167,580,988
Energy	88,081,506	—	—	—	88,081,506
Financials	235,052,178	—	—	—	235,052,178
Health Care	266,649,018	—	—	—	266,649,018
Industrials	146,907,848	—	—	—	146,907,848
Information Technology	341,647,454	—	—	—	341,647,454
Materials	38,681,902	—	—	—	38,681,902
Real Estate	69,343,065	—	—	—	69,343,065
Utilities	83,115,387	—	—	—	83,115,387
Total Common Stocks	1,795,888,774	—	—	—	1,795,888,774
Money Market Funds	—	—	—	20,878,643	20,878,643
Total Investments in Securities	1,795,888,774	—	—	20,878,643	1,816,767,417
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
92	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments
CTIVP® – Victory Sycamore Established Value Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.7%
Issuer	Shares	Value ($)
Communication Services 3.9%
Entertainment 1.7%
Cinemark Holdings, Inc.	253,175	9,063,665
Media 2.2%
CBS Corp., Class B Non Voting	148,525	6,493,513
Interpublic Group of Companies, Inc. (The)	252,100	5,200,823
Total		11,694,336
Total Communication Services		20,758,001
Consumer Discretionary 9.2%
Auto Components 1.4%
BorgWarner, Inc.	218,550	7,592,427
Hotels, Restaurants & Leisure 2.7%
Darden Restaurants, Inc.	70,100	7,000,186
Yum! Brands, Inc.	80,050	7,358,196
Total		14,358,382
Leisure Products 1.9%
Hasbro, Inc.	127,750	10,379,687
Specialty Retail 1.5%
AutoNation, Inc.(a)	219,675	7,842,398
Textiles, Apparel & Luxury Goods 1.7%
Carter’s, Inc.	111,350	9,088,387
Total Consumer Discretionary		49,261,281
Consumer Staples 8.8%
Food & Staples Retailing 2.8%
Kroger Co. (The)	282,175	7,759,812
SYSCO Corp.	113,550	7,115,043
Total		14,874,855
Food Products 4.8%
Archer-Daniels-Midland Co.	265,325	10,870,365
Hormel Foods Corp.	169,025	7,213,987
Ingredion, Inc.	85,425	7,807,845
Total		25,892,197
Household Products 1.2%
Kimberly-Clark Corp.	58,075	6,617,066
Total Consumer Staples		47,384,118
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 4.4%
Oil, Gas & Consumable Fuels 4.4%
Cimarex Energy Co.	133,175	8,210,239
Devon Energy Corp.	297,825	6,712,975
Parsley Energy, Inc., Class A(a)	272,650	4,356,947
PDC Energy, Inc.(a)	149,350	4,444,656
Total		23,724,817
Total Energy		23,724,817
Financials 20.0%
Banks 3.6%
Prosperity Bancshares, Inc.	134,175	8,359,103
SunTrust Banks, Inc.	222,950	11,245,598
Total		19,604,701
Capital Markets 1.6%
E*TRADE Financial Corp.	191,050	8,383,274
Insurance 14.8%
Aflac, Inc.	198,800	9,057,328
Alleghany Corp.	22,150	13,806,538
Allstate Corp. (The)	99,050	8,184,502
American Financial Group, Inc.	62,925	5,696,600
Arthur J Gallagher & Co.	112,250	8,272,825
Fidelity National Financial, Inc.	226,550	7,122,732
Markel Corp.(a)	8,150	8,460,107
Travelers Companies, Inc. (The)	66,150	7,921,463
WR Berkley Corp.	148,650	10,986,721
Total		79,508,816
Total Financials		107,496,791
Health Care 4.6%
Health Care Equipment & Supplies 1.4%
Hologic, Inc.(a)	61,175	2,514,293
STERIS PLC	48,950	5,230,307
Total		7,744,600
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	93

Portfolio of Investments   (continued)
CTIVP® – Victory Sycamore Established Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 3.2%
AmerisourceBergen Corp.	107,375	7,988,700
Quest Diagnostics, Inc.	109,351	9,105,658
Total		17,094,358
Total Health Care		24,838,958
Industrials 12.9%
Aerospace & Defense 1.7%
Textron, Inc.	197,025	9,061,180
Building Products 1.0%
Owens Corning	124,115	5,458,578
Commercial Services & Supplies 1.3%
Republic Services, Inc.	95,960	6,917,756
Construction & Engineering 1.5%
Quanta Services, Inc.	268,600	8,084,860
Electrical Equipment 0.8%
Hubbell, Inc.	44,740	4,444,472
Machinery 5.2%
AGCO Corp.	160,250	8,921,117
Ingersoll-Rand PLC	58,150	5,305,025
Parker-Hannifin Corp.	64,995	9,693,354
Xylem, Inc.	58,105	3,876,766
Total		27,796,262
Road & Rail 1.4%
Landstar System, Inc.	79,950	7,648,816
Total Industrials		69,411,924
Information Technology 14.7%
Communications Equipment 1.6%
Motorola Solutions, Inc.	75,100	8,639,504
Electronic Equipment, Instruments & Components 2.9%
Coherent, Inc.(a)	39,800	4,207,258
Flex Ltd.(a)	700,800	5,333,088
Keysight Technologies, Inc.(a)	98,820	6,134,746
Total		15,675,092
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 6.9%
Black Knight, Inc.(a)	150,172	6,766,750
DXC Technology Co.	108,790	5,784,364
Fidelity National Information Services, Inc.	101,260	10,384,213
Leidos Holdings, Inc.	124,500	6,563,640
MAXIMUS, Inc.	118,050	7,683,875
Total		37,182,842
Software 2.2%
Nuance Communications, Inc.(a)	574,550	7,601,296
Synopsys, Inc.(a)	51,890	4,371,214
Total		11,972,510
Technology Hardware, Storage & Peripherals 1.1%
Hewlett Packard Enterprise Co.	423,200	5,590,472
Total Information Technology		79,060,420
Materials 6.6%
Chemicals 2.0%
Eastman Chemical Co.	148,800	10,878,768
Containers & Packaging 2.2%
AptarGroup, Inc.	57,400	5,399,618
Packaging Corp. of America	73,275	6,115,531
Total		11,515,149
Metals & Mining 2.4%
Reliance Steel & Aluminum Co.	183,647	13,070,157
Total Materials		35,464,074
Real Estate 7.3%
Equity Real Estate Investment Trusts (REITS) 7.3%
Healthcare Trust of America, Inc., Class A	363,850	9,209,044
Lamar Advertising Co., Class A	141,525	9,790,699
National Retail Properties, Inc.	275,050	13,342,675
Public Storage	34,275	6,937,603
Total		39,280,021
Total Real Estate		39,280,021
Utilities 4.3%
Electric Utilities 2.8%
Alliant Energy Corp.	162,480	6,864,780
Xcel Energy, Inc.	162,132	7,988,244
Total		14,853,024

The accompanying Notes to Financial Statements are an integral part of this statement.
94	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
CTIVP® – Victory Sycamore Established Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 1.5%
DTE Energy Co.	71,930	7,933,879
Total Utilities		22,786,903
Total Common Stocks (Cost $525,399,542)		519,467,308

Money Market Funds 3.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	17,504,579	17,502,829
Total Money Market Funds (Cost $17,502,829)		17,502,829
Total Investments in Securities (Cost: $542,902,371)		536,970,137
Other Assets & Liabilities, Net		29,488
Net Assets		536,999,625
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	13,730,368	90,598,979	(86,824,768)	17,504,579	(1,459)	(112)	365,606	17,502,829
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	95

Portfolio of Investments   (continued)
CTIVP® – Victory Sycamore Established Value Fund, December 31, 2018
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	20,758,001	—	—	—	20,758,001
Consumer Discretionary	49,261,281	—	—	—	49,261,281
Consumer Staples	47,384,118	—	—	—	47,384,118
Energy	23,724,817	—	—	—	23,724,817
Financials	107,496,791	—	—	—	107,496,791
Health Care	24,838,958	—	—	—	24,838,958
Industrials	69,411,924	—	—	—	69,411,924
Information Technology	79,060,420	—	—	—	79,060,420
Materials	35,464,074	—	—	—	35,464,074
Real Estate	39,280,021	—	—	—	39,280,021
Utilities	22,786,903	—	—	—	22,786,903
Total Common Stocks	519,467,308	—	—	—	519,467,308
Money Market Funds	—	—	—	17,502,829	17,502,829
Total Investments in Securities	519,467,308	—	—	17,502,829	536,970,137
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
96	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.3%
Issuer	Shares	Value ($)
Communication Services 1.8%
Diversified Telecommunication Services 0.2%
Vonage Holdings Corp.(a)	159,280	1,390,514
Entertainment 0.3%
Global Eagle Entertainment(a)	226	504
Madison Square Garden Co. (The), Class A(a)	2,410	645,157
Rosetta Stone, Inc.(a)	69,905	1,146,442
Zynga, Inc., Class A(a)	77,800	305,754
Total		2,097,857
Interactive Media & Services 0.5%
Cars.com Inc(a)	116,041	2,494,882
Meet Group, Inc. (The)(a)	105,600	488,928
Total		2,983,810
Media 0.8%
Gannett Co., Inc.	77,541	661,425
John Wiley & Sons, Inc., Class A	40,000	1,878,800
Marchex, Inc.	8,400	22,260
Meredith Corp.	35,160	1,826,210
Scholastic Corp.	12,153	489,280
WideOpenWest, Inc.(a)	84,172	600,146
Total		5,478,121
Wireless Telecommunication Services —%
United States Cellular Corp.(a)	2,110	109,657
Total Communication Services		12,059,959
Consumer Discretionary 8.0%
Auto Components 0.9%
Cooper Tire & Rubber Co.	52,450	1,695,708
Cooper-Standard Holding, Inc.(a)	11,051	686,488
Dana, Inc.	117,070	1,595,664
Gentherm, Inc.(a)	19,520	780,410
Modine Manufacturing Co.(a)	78,544	849,061
Shiloh Industries, Inc.(a)	8,017	46,739
Tower International, Inc.	24,428	581,386
Total		6,235,456
Distributors 0.3%
Core-Mark Holding Co., Inc.	83,097	1,932,005
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Consumer Services 1.0%
Adtalem Global Education, Inc.(a)	6,700	317,044
American Public Education, Inc.(a)	1,202	34,209
Graham Holdings Co., Class B	7,086	4,539,150
K12, Inc.(a)	62,015	1,537,352
Total		6,427,755
Hotels, Restaurants & Leisure 0.9%
Biglari Holdings, Inc., Class B(a)	212	24,079
Habit Restaurants, Inc. (The), Class A(a)	70,855	743,977
J. Alexander’s Holdings, Inc.(a)	16,016	131,812
Jack in the Box, Inc.	52,138	4,047,473
Red Lion Hotels Corp.(a)	96,941	794,916
Town Sports International Holdings, Inc.(a)	4,400	28,160
Total		5,770,417
Household Durables 1.3%
Bassett Furniture Industries, Inc.	1,394	27,936
CSS Industries Inc	11,990	107,550
Hooker Furniture Corp.	582	15,330
La-Z-Boy, Inc.	87,988	2,438,147
M/I Homes, Inc.(a)	86,580	1,819,912
MDC Holdings, Inc.	145,225	4,082,275
Total		8,491,150
Internet & Direct Marketing Retail —%
Leaf Group Ltd.(a)	9,900	67,815
Leisure Products 0.3%
Brunswick Corp.	18,326	851,243
Clarus Corp.	3,414	34,550
Vista Outdoor, Inc.(a)	117,401	1,332,501
Total		2,218,294
Multiline Retail 0.4%
Big Lots, Inc.	102,388	2,961,061
Specialty Retail 2.8%
Aaron’s, Inc.	106,193	4,465,416
Build-A-Bear Workshop, Inc.(a)	2,184	8,627
Caleres, Inc.	53,915	1,500,455
Chico’s FAS, Inc.	738,361	4,149,589
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	97

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Children’s Place, Inc. (The)	10,970	988,287
Foot Locker, Inc.	19,492	1,036,974
Genesco, Inc.(a)	41,904	1,856,347
Group 1 Automotive, Inc.	24,170	1,274,242
Haverty Furniture Companies, Inc.	29,931	562,104
Office Depot, Inc.	489,300	1,262,394
RTW RetailWinds, Inc.(a)	30,359	85,916
Signet Jewelers Ltd.	37,000	1,175,490
Tile Shop Holdings, Inc.	300	1,644
Tilly’s, Inc.	36,487	396,249
Total		18,763,734
Textiles, Apparel & Luxury Goods 0.1%
Culp, Inc.	28,398	536,722
Vera Bradley, Inc.(a)	23,300	199,681
Total		736,403
Total Consumer Discretionary		53,604,090
Consumer Staples 3.0%
Beverages 0.3%
Primo Water Corp.(a)	148,243	2,076,885
Food & Staples Retailing 0.5%
Andersons, Inc. (The)	22,126	661,346
Casey’s General Stores, Inc.	21,568	2,763,724
Total		3,425,070
Food Products 2.2%
Flowers Foods, Inc.	235,776	4,354,783
Fresh Del Monte Produce, Inc.	37,669	1,064,903
Hain Celestial Group, Inc. (The)(a)	182,285	2,891,040
Hostess Brands, Inc.(a)	135,222	1,479,329
Landec Corp.(a)	7,479	88,551
Pilgrim’s Pride Corp.(a)	60,295	935,175
TreeHouse Foods, Inc.(a)	73,757	3,740,217
Total		14,553,998
Personal Products —%
Nu Skin Enterprises, Inc., Class A	2,700	165,591
Total Consumer Staples		20,221,544
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 5.6%
Energy Equipment & Services 1.6%
Apergy Corp.(a)	47,426	1,284,296
Aspen Aerogels, Inc.(a)	5,488	11,689
C&J Energy Services, Inc.(a)	119,397	1,611,860
Dawson Geophysical Co.(a)	5,167	17,464
Exterran Corp.(a)	22,411	396,675
Liberty Oilfield Services, Inc., Class A	71,410	924,760
Matrix Service Co.(a)	47,924	859,757
Newpark Resources, Inc.(a)	128,460	882,520
Nine Energy Service, Inc.(a)	12,400	279,496
ProPetro Holding Corp.(a)	166,378	2,049,777
SEACOR Holdings, Inc.(a)	22,270	823,990
Solaris Oilfield Infrastructure, Inc., Class A	115,794	1,399,949
Total		10,542,233
Oil, Gas & Consumable Fuels 4.0%
Arch Coal, Inc.	25,440	2,111,266
Bonanza Creek Energy, Inc.(a)	28,213	583,163
Callon Petroleum Co.(a)	259,522	1,684,298
CONSOL Energy, Inc.(a)	5,600	177,576
CVR Energy, Inc.	76,030	2,621,514
Delek U.S. Holdings, Inc.	64,981	2,112,532
Enerplus Corp.	689,720	5,352,227
Midstates Petroleum Co., Inc.(a)	38,400	288,384
Newfield Exploration Co.(a)	94,929	1,391,659
Oasis Petroleum, Inc.(a)	36,265	200,546
Par Pacific Holdings, Inc.(a)	61,392	870,539
PBF Energy, Inc., Class A	5,500	179,685
PDC Energy, Inc.(a)	37,565	1,117,934
Peabody Energy Corp.	45,971	1,401,196
Range Resources Corp.	201,320	1,926,632
Renewable Energy Group, Inc.(a)	68,338	1,756,287
SilverBow Resources, Inc.(a)	1,681	39,739
Southwestern Energy Co.(a)	243,198	829,305
Talos Energy, Inc.(a)	6,700	109,344
W&T Offshore, Inc.(a)	33,100	136,372

The accompanying Notes to Financial Statements are an integral part of this statement.
98	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
World Fuel Services Corp.	75,786	1,622,578
WPX Energy, Inc.(a)	60,820	690,307
Total		27,203,083
Total Energy		37,745,316
Financials 26.5%
Banks 17.8%
American National Bankshares, Inc.	4,259	124,831
Ameris Bancorp	18,132	574,240
Atlantic Capital Bancshares, Inc.(a)	22,395	366,606
BancFirst Corp.	18,438	920,056
Bancorp, Inc. (The)(a)	79,000	628,840
Bank of Commerce Holdings	4,325	47,402
Bank of Marin Bancorp	11,642	480,116
Bank of Princeton (The)	1,780	49,662
Banner Corp.	82,871	4,431,941
Berkshire Hills Bancorp, Inc.	56,202	1,515,768
Bryn Mawr Bank Corp.	8,112	279,053
Capital City Bank Group, Inc.	7,500	174,075
Cathay General Bancorp	87,011	2,917,479
Central Pacific Financial Corp.	41,350	1,006,872
Central Valley Community Bancorp	11,744	221,609
Chemung Financial Corp.	100	4,131
Commerce Bancshares, Inc.	11,340	639,236
Community Bank System, Inc.	47,715	2,781,784
Community Trust Bancorp, Inc.	14,347	568,285
East West Bancorp, Inc.	26,597	1,157,767
Enterprise Financial Services Corp.	89,010	3,349,446
Evans Bancorp, Inc.	11	358
Financial Institutions, Inc.	11,900	305,830
First Bancorp	25,876	845,110
First BanCorp	266,809	2,294,557
First Bancshares, Inc. (The)	3,400	102,850
First Busey Corp.	181,546	4,455,139
First Business Financial Services, Inc.	6,372	124,318
First Commonwealth Financial Corp.	111,623	1,348,406
First Financial Corp.	6,816	273,662
First Merchants Corp.	26,611	911,959
First Midwest Bancorp, Inc.	143,039	2,833,603
FNB Corp.	341,665	3,361,984
Common Stocks (continued)
Issuer	Shares	Value ($)
Glacier Bancorp, Inc.	98,483	3,901,896
Great Southern Bancorp, Inc.	7,432	342,095
Great Western Bancorp, Inc.	53,455	1,670,469
Hancock Whitney Corp.	75,485	2,615,555
Heartland Financial U.S.A., Inc.	64,892	2,852,003
Heritage Commerce Corp.	37,502	425,273
Heritage Financial Corp.	25,743	765,082
Home Bancshares, Inc.	99,848	1,631,516
HomeTrust Bancshares, Inc.	14,085	368,745
Iberiabank Corp.	125,819	8,087,645
Independent Bank Corp.	41,025	2,884,468
Independent Bank Corp.	18,078	380,000
Lakeland Bancorp, Inc.	20,540	304,197
Lakeland Financial Corp.	95,629	3,840,461
LegacyTexas Financial Group, Inc.	34,006	1,091,253
Metropolitan Bank Holding Corp.(a)	7,383	227,766
MidWestOne Financial Group, Inc.	4,700	116,701
National Bank Holdings Corp., Class A	104,881	3,237,676
Northeast Bancorp	5,173	86,544
Northrim BanCorp, Inc.	3,734	122,737
OFG Bancorp	117,637	1,936,305
Old Line Bancshares, Inc.	3,215	84,619
Old National Bancorp	14,300	220,220
Old Second Bancorp, Inc.	3,000	39,000
Orrstown Financial Services, Inc.	119	2,167
Park National Corp.	1,747	148,408
Peapack Gladstone Financial Corp.	5,184	130,533
Peoples Bancorp, Inc.	5,849	176,055
Pinnacle Financial Partners, Inc.	15,945	735,065
Popular, Inc.	9,000	424,980
Preferred Bank	54,885	2,379,265
Prosperity Bancshares, Inc.	11,846	738,006
QCR Holdings, Inc.	12,526	401,959
RBB Bancorp	2,600	45,682
Renasant Corp.	100,150	3,022,527
Sandy Spring Bancorp, Inc.	6,123	191,895
Seacoast Banking Corp. of Florida(a)	90,339	2,350,621
Shore Bancshares, Inc.	6,200	90,148
Sierra Bancorp	11,657	280,118

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	99

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Sterling Bancorp	111,353	1,838,438
Synovus Financial Corp.	14,000	447,860
UMB Financial Corp.	27,774	1,693,381
Umpqua Holdings Corp.	491,818	7,819,906
Union Bankshares Corp.	125,583	3,545,208
United Community Banks, Inc.	150,807	3,236,318
Valley National Bancorp	232,055	2,060,648
WesBanco, Inc.	92,161	3,381,387
Western Alliance Bancorp(a)	37,477	1,479,967
Wintrust Financial Corp.	92,124	6,125,325
Total		119,075,068
Capital Markets 1.4%
Artisan Partners Asset Management, Inc., Class A	94,555	2,090,611
BGC Partners, Inc., Class A	317,475	1,641,346
Evercore, Inc., Class A	30,030	2,148,947
Ladenburg Thalmann Financial Services, Inc.	32,224	75,082
Piper Jaffray Companies	30,028	1,977,043
Waddell & Reed Financial, Inc., Class A	75,700	1,368,656
Total		9,301,685
Diversified Financial Services 0.1%
Marlin Business Services Corp.	3,790	84,631
Voya Financial, Inc.	10,100	405,414
Total		490,045
Insurance 3.0%
American Equity Investment Life Holding Co.	54,630	1,526,362
AMERISAFE, Inc.	19,944	1,130,625
Argo Group International Holdings Ltd.	49,999	3,362,433
CNO Financial Group, Inc.	377,889	5,622,988
Donegal Group, Inc., Class A	3,263	44,524
eHealth, Inc.(a)	13,444	516,519
Employers Holdings, Inc.	26,300	1,103,811
FedNat Holding Co.	19,850	395,412
Hallmark Financial Services, Inc.(a)	9,611	102,742
Heritage Insurance Holdings, Inc.	21,310	313,683
Horace Mann Educators Corp.	22,952	859,552
ProAssurance Corp.	49,470	2,006,503
Reinsurance Group of America, Inc.	11,922	1,671,822
Selective Insurance Group, Inc.	14,321	872,722
Common Stocks (continued)
Issuer	Shares	Value ($)
State Auto Financial Corp.	5,107	173,842
Third Point Reinsurance Ltd.(a)	60,403	582,285
Total		20,285,825
Mortgage Real Estate Investment Trusts (REITS) 0.9%
Cherry Hill Mortgage Investment Corp.	32,500	570,050
Chimera Investment Corp.	86,889	1,548,362
Invesco Mortgage Capital, Inc.	144,713	2,095,444
Ladder Capital Corp., Class A	120,133	1,858,458
Total		6,072,314
Thrifts & Mortgage Finance 3.3%
BankFinancial Corp.	6,905	103,230
Beneficial Bancorp, Inc.	2,700	38,583
Bridgewater Bancshares, Inc.(a)	2,000	21,100
First Defiance Financial Corp.	20,000	490,200
Flagstar Bancorp, Inc.(a)	139,677	3,687,473
Meridian Bancorp, Inc.	16,465	235,779
Northwest Bancshares, Inc.	222,785	3,773,978
Radian Group, Inc.	410,888	6,722,127
Riverview Bancorp, Inc.	4,363	31,762
Territorial Bancorp, Inc.	3,310	85,994
TrustCo Bank Corp.	108,124	741,730
United Financial Bancorp, Inc.	2,200	32,340
Washington Federal, Inc.	169,070	4,515,860
WSFS Financial Corp.	48,659	1,844,663
Total		22,324,819
Total Financials		177,549,756
Health Care 6.2%
Biotechnology 0.4%
Achillion Pharmaceuticals, Inc.(a)	59,200	94,128
Acorda Therapeutics, Inc.(a)	69,305	1,079,772
Adverum Biotechnologies, Inc.(a)	10,800	34,020
Akebia Therapeutics, Inc.(a)	40,300	222,859
Alder Biopharmaceuticals, Inc.(a)	9,100	93,275
AMAG Pharmaceuticals, Inc.(a)	18,900	287,091
Applied Genetic Technologies Corp.(a)	10,128	25,219
Ardelyx, Inc.(a)	17,926	32,088
Calithera Biosciences, Inc.(a)	9,800	39,298
Chimerix, Inc.(a)	57,404	147,528

The accompanying Notes to Financial Statements are an integral part of this statement.
100	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Cidara Therapeutics, Inc.(a)	11,974	28,139
Corvus Pharmaceuticals, Inc.(a)	4,684	17,190
Epizyme, Inc.(a)	10,900	67,144
Five Prime Therapeutics, Inc.(a)	10,500	97,650
Merrimack Pharmaceuticals, Inc.(a)	9,991	38,565
Minerva Neurosciences, Inc.(a)	5,800	39,092
NantKwest, Inc.(a)	8,800	10,208
Ovid Therapeutics, Inc.(a)	900	2,178
Prothena Corp., PLC(a)	16,782	172,855
Ra Pharmaceuticals, Inc.(a)	2,200	40,040
Spero Therapeutics, Inc.(a)	6,555	40,313
Syndax Pharmaceuticals, Inc.(a)	4,100	18,245
Zafgen, Inc.(a)	1,100	5,445
Total		2,632,342
Health Care Equipment & Supplies 2.3%
Angiodynamics, Inc.(a)	240,119	4,833,595
Chembio Diagnostics, Inc.(a)	87,651	496,105
ConforMIS, Inc.(a)	58,084	20,794
Meridian Bioscience, Inc.	78,705	1,366,319
Natus Medical, Inc.(a)	61,875	2,105,606
Orthofix Medical, Inc.(a)	121,965	6,401,943
RTI Surgical, Inc.(a)	57,298	212,003
SeaSpine Holdings Corp.(a)	2,435	44,414
Total		15,480,779
Health Care Providers & Services 1.8%
AMN Healthcare Services, Inc.(a)	26,190	1,483,926
Ensign Group, Inc. (The)	117,027	4,539,477
Hanger, Inc.(a)	160,440	3,040,338
Premier, Inc.(a)	58,352	2,179,447
WellCare Health Plans, Inc.(a)	1,720	406,075
Total		11,649,263
Health Care Technology 0.3%
Allscripts Healthcare Solutions, Inc.(a)	137,433	1,324,854
HMS Holdings Corp.(a)	15,706	441,810
NextGen Healthcare, Inc.(a)	31,800	481,770
Total		2,248,434
Life Sciences Tools & Services 0.1%
Cambrex Corp.(a)	21,797	823,054
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 1.3%
Assertio Therapeutics, Inc.(a)	21,700	78,337
Endo International PLC(a)	118,062	861,853
Horizon Pharma PLC(a)	42,515	830,743
Intra-Cellular Therapies, Inc.(a)	8,000	91,120
Lannett Co., Inc.(a)	39,200	194,432
Mallinckrodt PLC(a)	72,870	1,151,346
Menlo Therapeutics, Inc.(a)	17,900	73,748
Otonomy, Inc.(a)	4,921	9,104
Phibro Animal Health Corp., Class A	116,665	3,751,946
Prestige Consumer Healthcare, Inc.(a)	55,565	1,715,847
Tetraphase Pharmaceuticals, Inc.(a)	22,500	25,425
Total		8,783,901
Total Health Care		41,617,773
Industrials 12.3%
Aerospace & Defense 0.4%
Ducommun, Inc.(a)	17,045	619,074
KEYW Holding Corp. (The)(a)	40,558	271,333
Moog, Inc., Class A	16,120	1,248,978
Triumph Group, Inc.	13,268	152,582
Vectrus, Inc.(a)	17,464	376,873
Total		2,668,840
Air Freight & Logistics 0.5%
Air Transport Services Group, Inc.(a)	104,738	2,389,074
Echo Global Logistics, Inc.(a)	32,494	660,603
Radiant Logistics, Inc.(a)	60,763	258,243
Total		3,307,920
Airlines 0.2%
Allegiant Travel Co.	11,819	1,184,500
Building Products 1.4%
Armstrong Flooring, Inc.(a)	37,409	442,923
Gibraltar Industries, Inc.(a)	94,648	3,368,522
Quanex Building Products Corp.	313,710	4,263,319
Resideo Technologies, Inc.(a)	74,370	1,528,303
Total		9,603,067

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	101

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 0.9%
ARC Document Solutions, Inc.(a)	66,187	135,683
Brink’s Co. (The)	44,181	2,856,302
Quad/Graphics, Inc.	76,426	941,568
SP Plus Corp.(a)	64,996	1,919,982
Total		5,853,535
Construction & Engineering 2.7%
Aegion Corp.(a)	107,299	1,751,120
Argan, Inc.	8,800	332,992
EMCOR Group, Inc.	53,201	3,175,568
Fluor Corp.	35,200	1,133,440
Great Lakes Dredge & Dock Corp.(a)	676,448	4,478,086
KBR, Inc.	119,354	1,811,794
Orion Group Holdings, Inc.(a)	6,231	26,731
Primoris Services Corp.	194,325	3,717,437
Sterling Construction Co., Inc.(a)	40,750	443,767
Tutor Perini Corp.(a)	73,180	1,168,684
Total		18,039,619
Electrical Equipment 1.0%
AZZ, Inc.	89,628	3,617,386
Encore Wire Corp.	3,781	189,730
EnerSys	21,531	1,671,021
Powell Industries, Inc.	7,204	180,172
Regal Beloit Corp.	12,216	855,731
Total		6,514,040
Machinery 3.2%
AGCO Corp.	13,900	773,813
Astec Industries, Inc.	59,085	1,783,776
Briggs & Stratton Corp.	61,394	803,034
ESCO Technologies, Inc.	16,360	1,078,942
Global Brass & Copper Holdings, Inc.	28,279	711,217
Greenbrier Companies, Inc. (The)	46,980	1,857,589
Hyster-Yale Materials Handling, Inc.	11,100	687,756
ITT, Inc.	89,845	4,336,818
Manitowoc Co., Inc. (The)(a)	58,400	862,568
Milacron Holdings Corp.(a)	201,616	2,397,214
Navistar International Corp.(a)	30,251	785,014
Park-Ohio Holdings Corp.	7,531	231,126
Common Stocks (continued)
Issuer	Shares	Value ($)
Spartan Motors, Inc.	92,022	665,319
SPX Corp.(a)	118,677	3,324,143
SPX FLOW, Inc.(a)	26,782	814,708
Terex Corp.	8,400	231,588
Titan International, Inc.	8,400	39,144
Total		21,383,769
Marine —%
Safe Bulkers, Inc.(a)	23,190	41,278
Professional Services 0.9%
CRA International, Inc.	11,877	505,366
FTI Consulting, Inc.(a)	14,042	935,759
Huron Consulting Group, Inc.(a)	45,457	2,332,399
Kelly Services, Inc., Class A	14,275	292,352
Korn/Ferry International	47,333	1,871,547
TrueBlue, Inc.(a)	18,939	421,393
Total		6,358,816
Road & Rail 0.6%
ArcBest Corp.	33,272	1,139,899
Ryder System, Inc.	3,000	144,450
Schneider National, Inc., Class B	149,755	2,795,926
USA Truck, Inc.(a)	4,100	61,377
Total		4,141,652
Trading Companies & Distributors 0.5%
Foundation Building Materials, Inc.(a)	28,087	233,403
H&E Equipment Services, Inc.	4,700	95,974
MRC Global, Inc.(a)	62,900	769,267
Rush Enterprises, Inc., Class A	40,726	1,404,232
Veritiv Corp.(a)	18,214	454,804
WESCO International, Inc.(a)	5,391	258,768
Total		3,216,448
Total Industrials		82,313,484
Information Technology 13.1%
Communications Equipment 2.3%
ADTRAN, Inc.	76,101	817,325
Comtech Telecommunications Corp.	9,274	225,729
Digi International, Inc.(a)	24,423	246,428
EMCORE Corp.(a)	25,700	107,940
Harmonic, Inc.(a)	65,691	310,062

The accompanying Notes to Financial Statements are an integral part of this statement.
102	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Infinera Corp.(a)	229,597	916,092
InterDigital, Inc.	54,010	3,587,884
NETGEAR, Inc.(a)	32,406	1,686,084
Netscout Systems, Inc.(a)	18,600	439,518
Plantronics, Inc.	65,428	2,165,667
Radware Ltd.(a)	130,238	2,957,705
Viavi Solutions, Inc.(a)	172,305	1,731,665
Total		15,192,099
Electronic Equipment, Instruments & Components 2.3%
Anixter International, Inc.(a)	3,900	211,809
Bel Fuse, Inc., Class B	2,700	49,734
Benchmark Electronics, Inc.	75,787	1,605,169
Daktronics, Inc.	58,266	431,168
Fitbit, Inc., Class A(a)	144,600	718,662
FLIR Systems, Inc.	66,723	2,905,119
Jabil, Inc.	19,900	493,321
MTS Systems Corp.	35,915	1,441,269
Scansource, Inc.(a)	16,218	557,575
SYNNEX Corp.	46,052	3,722,844
Tech Data Corp.(a)	20,600	1,685,286
TTM Technologies, Inc.(a)	133,725	1,301,144
Total		15,123,100
IT Services 0.9%
Conduent, Inc.(a)	111,917	1,189,678
CSG Systems International, Inc.	60,371	1,917,987
TTEC Holdings, Inc.	79,195	2,262,601
Unisys Corp.(a)	62,600	728,038
Total		6,098,304
Semiconductors & Semiconductor Equipment 1.9%
Alpha & Omega Semiconductor Ltd.(a)	25,399	258,816
Amkor Technology, Inc.(a)	119,637	784,819
Cirrus Logic, Inc.(a)	61,300	2,033,934
Cohu, Inc.	119,875	1,926,391
Cypress Semiconductor Corp.	81,796	1,040,445
DSP Group, Inc.(a)	21,012	235,334
MKS Instruments, Inc.	15,936	1,029,625
NeoPhotonics Corp.(a)	25,000	162,000
Pixelworks, Inc.(a)	46,700	135,430
Common Stocks (continued)
Issuer	Shares	Value ($)
Silicon Motion Technology Corp., ADR	89,735	3,095,858
Synaptics, Inc.(a)	53,039	1,973,581
Total		12,676,233
Software 4.1%
Alarm.com Holdings, Inc.(a)	24,254	1,258,055
Aspen Technology, Inc.(a)	7,500	616,350
Avaya Holdings Corp.(a)	120,328	1,751,976
ChannelAdvisor Corp.(a)	16,126	183,030
eGain Corp.(a)	5,800	38,106
FireEye, Inc.(a)	218,129	3,535,871
j2 Global, Inc.	34,930	2,423,443
MicroStrategy, Inc., Class A(a)	5,008	639,772
Nuance Communications, Inc.(a)	127,156	1,682,274
Progress Software Corp.	207,981	7,381,246
Rubicon Project, Inc. (The)(a)	88,449	329,915
SeaChange International, Inc.(a)	436,410	549,877
Synchronoss Technologies, Inc.(a)	63,600	390,504
Telaria, Inc.(a)	70,800	193,284
Telenav, Inc.(a)	14,125	57,347
TiVo Corp.	711,605	6,696,203
Total		27,727,253
Technology Hardware, Storage & Peripherals 1.6%
Avid Technology, Inc.(a)	25,588	121,543
Cray, Inc.(a)	34,361	741,854
Electronics for Imaging, Inc.(a)	13,941	345,737
Intevac, Inc.(a)	25,044	130,980
NCR Corp.(a)	349,360	8,063,229
Quantum Corp.(a)	106,004	212,008
Stratasys Ltd.(a)	72,360	1,303,203
Total		10,918,554
Total Information Technology		87,735,543
Materials 4.8%
Chemicals 2.3%
Ashland Global Holdings, Inc.	12,400	879,904
Cabot Corp.	10,058	431,890
Flotek Industries, Inc.(a)	190,051	207,156
Innophos Holdings, Inc.	370,082	9,078,111
Kraton Performance Polymers, Inc.(a)	32,081	700,649

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	103

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Minerals Technologies, Inc.	40,981	2,103,965
Stepan Co.	7,448	551,152
Trinseo SA	34,180	1,564,760
Total		15,517,587
Containers & Packaging 0.8%
Berry Global Group, Inc.(a)	32,306	1,535,504
Silgan Holdings, Inc.	162,788	3,845,053
Total		5,380,557
Metals & Mining 1.2%
Allegheny Technologies, Inc.(a)	103,907	2,262,055
Cleveland-Cliffs, Inc.(a)	191,640	1,473,712
Commercial Metals Co.	23,452	375,701
Kaiser Aluminum Corp.	13,221	1,180,503
Materion Corp.	23,900	1,075,261
SunCoke Energy, Inc.(a)	223,914	1,914,465
Total		8,281,697
Paper & Forest Products 0.5%
Boise Cascade Co.	6,700	159,795
Clearwater Paper Corp.(a)	16,879	411,341
PH Glatfelter Co.	215,472	2,103,007
Verso Corp., Class A(a)	11,400	255,360
Total		2,929,503
Total Materials		32,109,344
Real Estate 9.4%
Equity Real Estate Investment Trusts (REITS) 9.0%
Alexander & Baldwin, Inc.	6,207	114,085
Americold Realty Trust	139,965	3,574,706
Ashford Hospitality Trust, Inc.	146,744	586,976
Brandywine Realty Trust	191,944	2,470,319
Chatham Lodging Trust	54,690	966,919
CoreCivic, Inc.	54,409	970,112
Corporate Office Properties Trust	115,830	2,435,905
DiamondRock Hospitality Co.	173,278	1,573,364
Equity Commonwealth	359,017	10,774,100
Franklin Street Properties Corp.	34,700	216,181
GEO Group, Inc. (The)	236,317	4,655,445
Getty Realty Corp.	10,667	313,716
Healthcare Trust of America, Inc., Class A	94,275	2,386,100
Common Stocks (continued)
Issuer	Shares	Value ($)
iStar, Inc.	39,200	359,464
Kite Realty Group Trust	108,551	1,529,484
NexPoint Residential Trust, Inc.	25,634	898,472
Physicians Realty Trust	166,847	2,674,557
Preferred Apartment Communities, Inc., Class A	95,063	1,336,586
PS Business Parks, Inc.	4,281	560,811
QTS Realty Trust Inc., Class A	81,035	3,002,347
Rayonier, Inc.	8,200	227,058
RLJ Lodging Trust	155,135	2,544,214
STAG Industrial, Inc.	209,994	5,224,651
Summit Hotel Properties, Inc.	381,646	3,713,416
Sunstone Hotel Investors, Inc.	107,777	1,402,179
Tier REIT, Inc.	126,835	2,616,606
VICI Properties, Inc.	39,000	732,420
Washington Real Estate Investment Trust	101,276	2,329,348
Total		60,189,541
Real Estate Management & Development 0.4%
Howard Hughes Corporation(a)	9,500	927,390
Newmark Group, Inc., Class A	264,270	2,119,445
RE/MAX Holdings, Inc., Class A	3,326	102,275
Total		3,149,110
Total Real Estate		63,338,651
Utilities 6.6%
Electric Utilities 1.8%
Allete, Inc.	38,342	2,922,427
El Paso Electric Co.	38,432	1,926,596
PNM Resources, Inc.	106,926	4,393,589
Portland General Electric Co.	63,971	2,933,071
Total		12,175,683
Gas Utilities 2.8%
National Fuel Gas Co.	69,595	3,561,872
New Jersey Resources Corp.	54,410	2,484,905
Northwest Natural Holding Co.	12,200	737,612
ONE Gas, Inc.	21,624	1,721,270
South Jersey Industries, Inc.	56,785	1,578,623
Southwest Gas Holdings, Inc.	71,195	5,446,417
Spire, Inc.	38,833	2,876,749
Total		18,407,448

The accompanying Notes to Financial Statements are an integral part of this statement.
104	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers —%
NRG Energy, Inc.	6,200	245,520
Multi-Utilities 0.4%
Black Hills Corp.	40,515	2,543,532
Water Utilities 1.6%
American States Water Co.	44,123	2,958,006
California Water Service Group	102,152	4,868,564
Connecticut Water Service, Inc.	44,282	2,961,138
Total		10,787,708
Total Utilities		44,159,891
Total Common Stocks (Cost $739,730,492)		652,455,351

Exchange-Traded Funds 0.3%
	Shares	Value ($)
iShares S&P Small-Cap 600 Value ETF	13,637	1,798,038
Total Exchange-Traded Funds (Cost $1,875,319)		1,798,038

Rights —%
Issuer	Shares	Value ($)
Industrials —%
Airlines —%
American Airlines Escrow(a),(b),(c),(d)	185,100	0
Total Industrials		0
Total Rights (Cost $—)		0

Money Market Funds 2.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(e),(f)	16,443,628	16,441,984
Total Money Market Funds (Cost $16,441,984)		16,441,984
Total Investments in Securities (Cost: $758,047,795)		670,695,373
Other Assets & Liabilities, Net		(393,644)
Net Assets		670,301,729

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2018, the total value of these securities rounds to zero, which represents less than 0.01% of total net assets.
(c)	Negligible market value.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	19,033,420	206,837,062	(209,426,854)	16,443,628	(415)	(461)	393,948	16,441,984
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	105

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2018
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	12,059,959	—	—	—	12,059,959
Consumer Discretionary	53,604,090	—	—	—	53,604,090
Consumer Staples	20,221,544	—	—	—	20,221,544
Energy	37,745,316	—	—	—	37,745,316
Financials	177,549,756	—	—	—	177,549,756
Health Care	41,617,773	—	—	—	41,617,773
Industrials	82,313,484	—	—	—	82,313,484
Information Technology	87,735,543	—	—	—	87,735,543
Materials	32,109,344	—	—	—	32,109,344
The accompanying Notes to Financial Statements are an integral part of this statement.
106	Columbia Variable Portfolio Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Partners Small Cap Value Fund, December 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Real Estate	63,338,651	—	—	—	63,338,651
Utilities	44,159,891	—	—	—	44,159,891
Total Common Stocks	652,455,351	—	—	—	652,455,351
Exchange-Traded Funds	1,798,038	—	—	—	1,798,038
Rights
Industrials	—	—	0*	—	0*
Money Market Funds	—	—	—	16,441,984	16,441,984
Total Investments in Securities	654,253,389	—	0*	16,441,984	670,695,373

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain rights classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	107

Statement of Assets and Liabilities
December 31, 2018
	Columbia Variable Portfolio – Global Strategic Income Fund	Columbia Variable Portfolio – Intermediate Bond Fund	CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $82,369,562, $5,436,977,757, $116,618,654, respectively)	$79,293,334	$5,338,995,924	$113,472,197
Affiliated issuers (cost $31,846,811, $105,728,261, $412,765, respectively)	31,846,811	105,728,261	412,765
Options purchased (cost $—, $1,312,500, $462,197, respectively)	—	2,131,775	525,630
Foreign currency (cost $1,792,899, $—, $217,256, respectively)	1,811,119	—	217,602
Cash collateral held at broker for:
Swap contracts	—	5,477,000	—
Margin deposits on:
Futures contracts	120,928	—	240,404
Swap contracts	512,364	9,146,698	183,590
Unrealized appreciation on forward foreign currency exchange contracts	649,315	—	258,834
Unrealized appreciation on swap contracts	—	148,151	25,944
Receivable for:
Investments sold	—	1,765,594	570,803
Investments sold on a delayed delivery basis	—	97,362,462	—
Capital shares sold	—	107,069	—
Dividends	39,181	189,833	272
Interest	999,431	28,167,912	307,314
Foreign tax reclaims	16,552	68,449	25,245
Variation margin for futures contracts	9,500	3,926,991	6,875
Variation margin for swap contracts	43,529	110,905	81,086
Expense reimbursement due from Investment Manager	13,314	—	1,290
Prepaid expenses	1,775	10,423	1,756
Total assets	115,357,153	5,593,337,447	116,331,607
Liabilities
Option contracts written, at value (premiums received $—, $967,500, $543,461, respectively)	—	60,120	553,029
Due to custodian	23	354,414	2,068
Unrealized depreciation on forward foreign currency exchange contracts	845,808	—	653,696
Unrealized depreciation on swap contracts	—	564,800	73,343
Upfront receipts on swap contracts	—	5,143,943	—
Payable for:
Investments purchased	—	—	477,036
Investments purchased on a delayed delivery basis	233,599	1,104,915,794	—
Capital shares purchased	200,879	5,607,214	241,570
Variation margin for futures contracts	48,641	26,719	22,725
Variation margin for swap contracts	—	—	87,877
Management services fees	63,443	172,620	50,059
Distribution and/or service fees	13,223	6,098	14,124
Service fees	5,853	28,948	5,875
Compensation of board members	93,008	291,382	135,423
Compensation of chief compliance officer	28	999	26
Other expenses	76,042	124,512	72,465
Total liabilities	1,580,547	1,117,297,563	2,389,316
Net assets applicable to outstanding capital stock	$113,776,606	$4,476,039,884	$113,942,291
Represented by
Paid in capital	122,181,823	4,429,597,951	116,230,821
Total distributable earnings (loss) (Note 2)	(8,405,217)	46,441,933	(2,288,530)
Total - representing net assets applicable to outstanding capital stock	$113,776,606	$4,476,039,884	$113,942,291
The accompanying Notes to Financial Statements are an integral part of this statement.
108	Columbia Variable Portfolio Funds | Annual Report 2018

Statement of Assets and Liabilities  (continued)
December 31, 2018
	Columbia Variable Portfolio – Global Strategic Income Fund	Columbia Variable Portfolio – Intermediate Bond Fund	CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Class 1
Net assets	$9,154	$3,919,654,405	$11,228
Shares outstanding	1,116	388,761,002	2,072
Net asset value per share	$8.21 (a)	$10.08	$5.42
Class 2
Net assets	$9,511,729	$37,454,391	$17,272,198
Shares outstanding	1,176,090	3,729,280	3,258,419
Net asset value per share	$8.09	$10.04	$5.30
Class 3
Net assets	$104,255,723	$518,931,088	$96,658,865
Shares outstanding	12,783,144	51,411,446	17,931,760
Net asset value per share	$8.16	$10.09	$5.39

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	109

Statement of Assets and Liabilities  (continued)
December 31, 2018
	CTIVP® – MFS® Blended Research® Core Equity Fund	CTIVP® – Victory Sycamore Established Value Fund	Variable Portfolio – Partners Small Cap Value Fund
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,723,022,600, $525,399,542, $741,605,811, respectively)	$1,795,888,774	$519,467,308	$654,253,389
Affiliated issuers (cost $20,878,643, $17,502,829, $16,441,984, respectively)	20,878,643	17,502,829	16,441,984
Cash	—	—	63,400
Receivable for:
Investments sold	—	—	1,013,494
Capital shares sold	297,949	35,009	9,723
Dividends	1,928,783	761,429	1,166,259
Foreign tax reclaims	40,045	—	3,462
Expense reimbursement due from Investment Manager	28,443	—	1,274
Prepaid expenses	5,368	2,685	3,136
Total assets	1,819,068,005	537,769,260	672,956,121
Liabilities
Due to custodian	—	6,410	—
Payable for:
Investments purchased	—	210,463	1,777,003
Capital shares purchased	1,508,501	73,133	198,556
Management services fees	1,110,982	360,049	506,181
Distribution and/or service fees	5,473	14,760	11,345
Service fees	2,259	4,827	5,092
Compensation of board members	118,978	53,341	100,098
Compensation of chief compliance officer	430	129	175
Other expenses	48,171	46,523	55,942
Total liabilities	2,794,794	769,635	2,654,392
Net assets applicable to outstanding capital stock	$1,816,273,211	$536,999,625	$670,301,729
Represented by
Trust capital	$1,816,273,211	$536,999,625	$670,301,729
Total - representing net assets applicable to outstanding capital stock	$1,816,273,211	$536,999,625	$670,301,729
Class 1
Net assets	$1,775,821,499	$442,930,767	$574,249,938
Shares outstanding	94,234,476	18,728,300	23,692,039
Net asset value per share	$18.84	$23.65	$24.24
Class 2
Net assets	$9,255,223	$40,487,954	$6,672,987
Shares outstanding	501,155	1,748,432	281,386
Net asset value per share	$18.47	$23.16	$23.71
Class 3
Net assets	$31,196,489	$53,580,904	$89,378,804
Shares outstanding	1,673,156	2,288,298	3,730,480
Net asset value per share	$18.65	$23.42	$23.96
The accompanying Notes to Financial Statements are an integral part of this statement.
110	Columbia Variable Portfolio Funds | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
	Columbia Variable Portfolio – Global Strategic Income Fund	Columbia Variable Portfolio – Intermediate Bond Fund	CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$—	$4,565,218	$—
Dividends — affiliated issuers	231,820	2,423,932	19,936
Interest	4,955,235	165,424,979	2,399,073
Interfund lending	2,237	—	—
Foreign taxes withheld	(7,043)	—	—
Total income	5,182,249	172,414,129	2,419,009
Expenses:
Management services fees	840,798	21,886,451	612,777
Distribution and/or service fees
Class 2	24,616	93,524	38,969
Class 3	149,374	707,910	130,693
Service fees	77,543	362,155	72,033
Compensation of board members	13,269	76,308	13,590
Custodian fees	69,166	82,794	42,237
Printing and postage fees	28,370	135,613	27,685
Audit fees	50,225	54,725	54,225
Legal fees	8,126	47,957	8,036
Interest on collateral	17	89,690	3,320
Compensation of chief compliance officer	26	950	24
Other	6,790	74,364	6,681
Total expenses	1,268,320	23,612,441	1,010,270
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(268,853)	—	(104,233)
Total net expenses	999,467	23,612,441	906,037
Net investment income	4,182,782	148,801,688	1,512,972
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,354,797	(37,699,618)	952,421
Investments — affiliated issuers	196	12,603	(37)
Foreign currency translations	(171,164)	(95,969)	(9,257)
Forward foreign currency exchange contracts	(957,111)	—	4,078,977
Futures contracts	(736,022)	(17,053,717)	306,308
Options purchased	—	11,804,200	51,626
Options contracts written	—	3,280,500	(117,314)
Swap contracts	(3,299,847)	2,506,331	(147,904)
Net realized gain (loss)	(3,809,151)	(37,245,670)	5,114,820
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(8,688,266)	(138,371,382)	(7,492,670)
Investments — affiliated issuers	(224)	(2,435)	(12)
Foreign currency translations	(143,491)	—	(18,608)
Forward sale commitments	—	41,252	—
Forward foreign currency exchange contracts	(510,376)	—	164,026
Futures contracts	(207,169)	27,952,104	(140,176)
Options purchased	—	1,481,283	162,370
Options contracts written	—	907,380	(28,371)
Swap contracts	1,991,941	8,944,593	(20,149)
Net change in unrealized appreciation (depreciation)	(7,557,585)	(99,047,205)	(7,373,590)
Net realized and unrealized loss	(11,366,736)	(136,292,875)	(2,258,770)
Net increase (decrease) in net assets resulting from operations	$(7,183,954)	$12,508,813	$(745,798)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	111

Statement of Operations  (continued)
Year Ended December 31, 2018
	CTIVP® – MFS® Blended Research® Core Equity Fund	CTIVP® – Victory Sycamore Established Value Fund	Variable Portfolio – Partners Small Cap Value Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$36,424,317	$10,440,666	$13,832,284
Dividends — affiliated issuers	260,102	365,606	393,948
Interfund lending	—	882	—
Foreign taxes withheld	—	(6,410)	(14,904)
Total income	36,684,419	10,800,744	14,211,328
Expenses:
Management services fees	13,965,602	4,589,674	6,875,779
Distribution and/or service fees
Class 2	26,792	108,385	18,560
Class 3	48,735	74,402	140,827
Service fees	29,848	61,616	71,809
Compensation of board members	38,718	19,303	22,600
Custodian fees	16,387	10,921	35,684
Printing and postage fees	11,981	23,007	53,958
Audit fees	33,775	33,775	33,775
Legal fees	24,707	12,287	14,106
Compensation of chief compliance officer	418	126	167
Other	33,571	13,320	19,395
Total expenses	14,230,534	4,946,816	7,286,660
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(193,950)	—	(20,827)
Total net expenses	14,036,584	4,946,816	7,265,833
Net investment income	22,647,835	5,853,928	6,945,495
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	114,136,326	45,137,419	44,563,568
Investments — affiliated issuers	(676)	(1,459)	(415)
Foreign currency translations	—	—	(151)
Net realized gain	114,135,650	45,135,960	44,563,002
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(292,241,746)	(110,849,564)	(155,301,623)
Investments — affiliated issuers	—	(112)	(461)
Foreign currency translations	—	—	(113)
Net change in unrealized appreciation (depreciation)	(292,241,746)	(110,849,676)	(155,302,197)
Net realized and unrealized loss	(178,106,096)	(65,713,716)	(110,739,195)
Net decrease in net assets resulting from operations	$(155,458,261)	$(59,859,788)	$(103,793,700)
The accompanying Notes to Financial Statements are an integral part of this statement.
112	Columbia Variable Portfolio Funds | Annual Report 2018

Statement of Changes in Net Assets
	Columbia Variable Portfolio – Global Strategic Income Fund		Columbia Variable Portfolio – Intermediate Bond Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$4,182,782	$4,737,730	$148,801,688	$133,917,171
Net realized gain (loss)	(3,809,151)	(6,664,251)	(37,245,670)	39,562,599
Net change in unrealized appreciation (depreciation)	(7,557,585)	10,514,808	(99,047,205)	18,936,507
Net increase (decrease) in net assets resulting from operations	(7,183,954)	8,588,287	12,508,813	192,416,277
Distributions to shareholders
Net investment income and net realized gains
Class 1	(400)		(125,300,658)
Class 2	(389,930)		(1,074,210)
Class 3	(5,157,224)		(16,657,620)
Net investment income
Class 1		—		(121,092,237)
Class 2		—		(911,274)
Class 3		—		(17,404,623)
Net realized gains
Class 1		—		(36,670,304)
Class 2		—		(302,699)
Class 3		—		(5,503,958)
Total distributions to shareholders (Note 2)	(5,547,554)	—	(143,032,488)	(181,885,095)
Decrease in net assets from capital stock activity	(14,819,598)	(22,932,469)	(290,619,224)	(220,349,899)
Total decrease in net assets	(27,551,106)	(14,344,182)	(421,142,899)	(209,818,717)
Net assets at beginning of year	141,327,712	155,671,894	4,897,182,783	5,107,001,500
Net assets at end of year	$113,776,606	$141,327,712	$4,476,039,884	$4,897,182,783
Undistributed net investment income	$15,871	$2,198,213	$157,157,786	$121,668,053

	Columbia Variable Portfolio – Global Strategic Income Fund				Columbia Variable Portfolio – Intermediate Bond Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	—	—	—	—	13,669,586	138,344,956	12,905,440	134,172,981
Distributions reinvested	46	400	—	—	12,593,031	125,300,658	15,391,468	157,762,541
Redemptions	—	—	—	—	(46,874,750)	(473,064,862)	(42,549,490)	(442,846,118)
Net increase (decrease)	46	400	—	—	(20,612,133)	(209,419,248)	(14,252,582)	(150,910,596)
Class 2
Subscriptions	179,155	1,518,939	152,979	1,334,835	444,297	4,478,995	753,607	7,818,634
Distributions reinvested	45,183	389,930	—	—	108,287	1,074,210	118,784	1,213,973
Redemptions	(139,127)	(1,169,236)	(107,458)	(934,118)	(491,486)	(4,931,106)	(517,891)	(5,376,526)
Net increase	85,211	739,633	45,521	400,717	61,098	622,099	354,500	3,656,081
Class 3
Subscriptions	126,665	1,088,121	210,273	1,821,462	313,134	3,190,660	508,073	5,276,655
Distributions reinvested	593,466	5,157,224	—	—	1,670,774	16,657,620	2,230,631	22,908,581
Redemptions	(2,587,822)	(21,804,976)	(2,860,647)	(25,154,648)	(10,067,958)	(101,670,355)	(9,715,215)	(101,280,620)
Net decrease	(1,867,691)	(15,559,631)	(2,650,374)	(23,333,186)	(8,084,050)	(81,822,075)	(6,976,511)	(73,095,384)
Total net decrease	(1,782,434)	(14,819,598)	(2,604,853)	(22,932,469)	(28,635,085)	(290,619,224)	(20,874,593)	(220,349,899)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	113

Statement of Changes in Net Assets   (continued)
	CTIVP® – BlackRock Global Inflation-Protected Securities Fund		CTIVP® – MFS® Blended Research® Core Equity Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$1,512,972	$1,254,807	$22,647,835	$19,988,162
Net realized gain (loss)	5,114,820	(2,866,713)	114,135,650	94,236,191
Net change in unrealized appreciation (depreciation)	(7,373,590)	5,014,879	(292,241,746)	231,398,326
Net increase (decrease) in net assets resulting from operations	(745,798)	3,402,973	(155,458,261)	345,622,679
Distributions to shareholders
Net investment income and net realized gains
Class 1	(67)		—	—
Class 2	(91,887)		—	—
Class 3	(614,173)		—	—
Net investment income
Class 1		(267)	—	—
Class 2		(300,097)	—	—
Class 3		(2,706,529)	—	—
Net realized gains
Class 1		(95)	—	—
Class 2		(119,222)	—	—
Class 3		(1,020,735)	—	—
Total distributions to shareholders	(706,127)	(4,146,945)	—	—
Decrease in net assets from capital stock activity	(10,431,561)	(7,541,479)	(15,430,584)	(80,144,860)
Total increase (decrease) in net assets	(11,883,486)	(8,285,451)	(170,888,845)	265,477,819
Net assets at beginning of year	125,825,777	134,111,228	1,987,162,056	1,721,684,237
Net assets at end of year	$113,942,291	$125,825,777	$1,816,273,211	$1,987,162,056
Undistributed (excess of distributions over) net investment income	$1,952,957	$(2,786,469)	$—	$—

	CTIVP® – BlackRock Global Inflation-Protected Securities Fund				CTIVP® – MFS® Blended Research® Core Equity Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	—	—	—	—	9,726,045	201,779,375	8,686,986	159,250,376
Distributions reinvested	12	67	68	362	—	—	—	—
Redemptions	—	—	(94)	(515)	(9,953,652)	(208,175,361)	(12,453,421)	(231,182,586)
Net increase (decrease)	12	67	(26)	(153)	(227,607)	(6,395,986)	(3,766,435)	(71,932,210)
Class 2
Subscriptions	1,039,141	5,532,057	947,285	5,106,886	39,040	792,595	65,576	1,185,187
Distributions reinvested	17,175	91,887	80,329	419,319	—	—	—	—
Redemptions	(402,687)	(2,139,265)	(421,076)	(2,259,383)	(60,136)	(1,241,823)	(53,780)	(1,001,298)
Net increase (decrease)	653,629	3,484,679	606,538	3,266,822	(21,096)	(449,228)	11,796	183,889
Class 3
Subscriptions	902,806	4,897,113	1,086,644	5,867,619	25,764	522,069	37,510	702,255
Distributions reinvested	113,108	614,173	703,258	3,727,264	—	—	—	—
Redemptions	(3,592,865)	(19,427,593)	(3,755,628)	(20,403,031)	(435,426)	(9,107,439)	(494,012)	(9,098,794)
Net decrease	(2,576,951)	(13,916,307)	(1,965,726)	(10,808,148)	(409,662)	(8,585,370)	(456,502)	(8,396,539)
Total net decrease	(1,923,310)	(10,431,561)	(1,359,214)	(7,541,479)	(658,365)	(15,430,584)	(4,211,141)	(80,144,860)
The accompanying Notes to Financial Statements are an integral part of this statement.
114	Columbia Variable Portfolio Funds | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	CTIVP® – Victory Sycamore Established Value Fund		Variable Portfolio – Partners Small Cap Value Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$5,853,928	$3,505,695	$6,945,495	$5,639,295
Net realized gain	45,135,960	29,761,574	44,563,002	138,855,718
Net change in unrealized appreciation (depreciation)	(110,849,676)	45,302,958	(155,302,197)	(88,664,249)
Net increase (decrease) in net assets resulting from operations	(59,859,788)	78,570,227	(103,793,700)	55,830,764
Increase (decrease) in net assets from capital stock activity	11,191,292	27,083,877	(39,301,587)	(95,298,907)
Total increase (decrease) in net assets	(48,668,496)	105,654,104	(143,095,287)	(39,468,143)
Net assets at beginning of year	585,668,121	480,014,017	813,397,016	852,865,159
Net assets at end of year	$536,999,625	$585,668,121	$670,301,729	$813,397,016

	CTIVP® – Victory Sycamore Established Value Fund				Variable Portfolio – Partners Small Cap Value Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	291,931	7,644,944	668,862	16,224,881	123,697	3,406,689	567,113	14,634,473
Redemptions	(108,252)	(2,926,905)	(191,247)	(4,585,003)	(927,316)	(26,317,451)	(3,331,611)	(88,394,920)
Net increase (decrease)	183,679	4,718,039	477,615	11,639,878	(803,619)	(22,910,762)	(2,764,498)	(73,760,447)
Class 2
Subscriptions	251,271	6,562,887	497,089	11,744,582	56,330	1,568,374	71,510	1,859,045
Redemptions	(72,287)	(1,866,168)	(100,766)	(2,397,700)	(22,941)	(643,420)	(47,145)	(1,220,805)
Net increase	178,984	4,696,719	396,323	9,346,882	33,389	924,954	24,365	638,240
Class 3
Subscriptions	231,157	6,156,812	457,727	10,744,773	44,199	1,194,627	55,671	1,445,466
Redemptions	(167,662)	(4,380,278)	(190,928)	(4,647,656)	(656,037)	(18,510,406)	(902,371)	(23,622,166)
Net increase (decrease)	63,495	1,776,534	266,799	6,097,117	(611,838)	(17,315,779)	(846,700)	(22,176,700)
Total net increase (decrease)	426,158	11,191,292	1,140,737	27,083,877	(1,382,068)	(39,301,587)	(3,586,833)	(95,298,907)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	115

Financial Highlights
Columbia Variable Portfolio – Global Strategic Income Fund
The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$9.03	0.29	(0.74)	(0.45)	(0.37)	—	(0.37)
Year Ended 12/31/2017	$8.53	0.29	0.21	0.50	—	—	—
Year Ended 12/31/2016	$8.85	0.29	(0.36)	(0.07)	—	(0.25)	(0.25)
Year Ended 12/31/2015	$10.26	0.30	(0.87)	(0.57)	—	(0.84)	(0.84)
Year Ended 12/31/2014	$10.60	0.32	(0.21)	0.11	—	(0.45)	(0.45)
Class 2
Year Ended 12/31/2018	$8.91	0.26	(0.73)	(0.47)	(0.35)	—	(0.35)
Year Ended 12/31/2017	$8.43	0.27	0.21	0.48	—	—	—
Year Ended 12/31/2016	$8.78	0.26	(0.36)	(0.10)	—	(0.25)	(0.25)
Year Ended 12/31/2015	$10.20	0.32	(0.90)	(0.58)	—	(0.84)	(0.84)
Year Ended 12/31/2014	$10.57	0.30	(0.22)	0.08	—	(0.45)	(0.45)
Class 3
Year Ended 12/31/2018	$8.98	0.28	(0.74)	(0.46)	(0.36)	—	(0.36)
Year Ended 12/31/2017	$8.49	0.28	0.21	0.49	—	—	—
Year Ended 12/31/2016	$8.83	0.27	(0.36)	(0.09)	—	(0.25)	(0.25)
Year Ended 12/31/2015	$10.25	0.33	(0.91)	(0.58)	—	(0.84)	(0.84)
Year Ended 12/31/2014	$10.59	0.31	(0.20)	0.11	—	(0.45)	(0.45)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
116	Columbia Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
Columbia Variable Portfolio – Global Strategic Income Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$8.21	(5.20%)	0.86% (c)	0.64% (c)	3.34%	86%	$9
Year Ended 12/31/2017	$9.03	5.86%	0.85%	0.68%	3.33%	37%	$10
Year Ended 12/31/2016	$8.53	(1.00%)	0.79%	0.70%	3.17%	162%	$9
Year Ended 12/31/2015	$8.85	(6.08%)	0.75%	0.75%	2.88%	109%	$9
Year Ended 12/31/2014	$10.26	0.89%	0.74%	0.73%	3.02%	68%	$435,907
Class 2
Year Ended 12/31/2018	$8.09	(5.51%)	1.10% (c)	0.89% (c)	3.08%	86%	$9,512
Year Ended 12/31/2017	$8.91	5.69%	1.10%	0.93%	3.07%	37%	$9,719
Year Ended 12/31/2016	$8.43	(1.35%)	1.05%	0.95%	2.92%	162%	$8,812
Year Ended 12/31/2015	$8.78	(6.22%)	1.04%	0.98%	3.30%	109%	$9,004
Year Ended 12/31/2014	$10.20	0.60%	1.00%	0.98%	2.79%	68%	$9,375
Class 3
Year Ended 12/31/2018	$8.16	(5.34%)	0.97% (c)	0.76% (c)	3.25%	86%	$104,256
Year Ended 12/31/2017	$8.98	5.77%	0.98%	0.80%	3.18%	37%	$131,599
Year Ended 12/31/2016	$8.49	(1.23%)	0.92%	0.83%	3.03%	162%	$146,851
Year Ended 12/31/2015	$8.83	(6.17%)	0.91%	0.86%	3.42%	109%	$179,329
Year Ended 12/31/2014	$10.25	0.89%	0.87%	0.85%	2.90%	68%	$235,986
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	117

Financial Highlights
Columbia Variable Portfolio – Intermediate Bond Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$10.36	0.33	(0.29)	0.04	(0.25)	(0.07)	(0.32)
Year Ended 12/31/2017	$10.35	0.28	0.12	0.40	(0.30)	(0.09)	(0.39)
Year Ended 12/31/2016	$10.07	0.30	0.17	0.47	(0.18)	(0.01)	(0.19)
Year Ended 12/31/2015	$10.22	0.25	(0.22)	0.03	(0.15)	(0.03)	(0.18)
Year Ended 12/31/2014	$10.01	0.28	0.26	0.54	(0.28)	(0.05)	(0.33)
Class 2
Year Ended 12/31/2018	$10.32	0.30	(0.29)	0.01	(0.22)	(0.07)	(0.29)
Year Ended 12/31/2017	$10.31	0.25	0.12	0.37	(0.27)	(0.09)	(0.36)
Year Ended 12/31/2016	$10.03	0.27	0.18	0.45	(0.16)	(0.01)	(0.17)
Year Ended 12/31/2015	$10.19	0.22	(0.23)	(0.01)	(0.12)	(0.03)	(0.15)
Year Ended 12/31/2014	$9.98	0.26	0.26	0.52	(0.26)	(0.05)	(0.31)
Class 3
Year Ended 12/31/2018	$10.37	0.31	(0.29)	0.02	(0.23)	(0.07)	(0.30)
Year Ended 12/31/2017	$10.36	0.27	0.11	0.38	(0.28)	(0.09)	(0.37)
Year Ended 12/31/2016	$10.08	0.28	0.18	0.46	(0.17)	(0.01)	(0.18)
Year Ended 12/31/2015	$10.23	0.24	(0.22)	0.02	(0.14)	(0.03)	(0.17)
Year Ended 12/31/2014	$10.02	0.27	0.26	0.53	(0.27)	(0.05)	(0.32)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
118	Columbia Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
Columbia Variable Portfolio – Intermediate Bond Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$10.08	0.40%	0.49% (c)	0.49% (c)	3.21%	222%	$3,919,654
Year Ended 12/31/2017	$10.36	3.86%	0.51%	0.51%	2.69%	396%	$4,242,173
Year Ended 12/31/2016	$10.35	4.68%	0.54%	0.54%	2.86%	400%	$4,384,210
Year Ended 12/31/2015	$10.07	0.30%	0.54%	0.54%	2.42%	477%	$4,413,919
Year Ended 12/31/2014	$10.22	5.47%	0.55%	0.55%	2.78%	271%	$2,042,053
Class 2
Year Ended 12/31/2018	$10.04	0.14%	0.74% (c)	0.74% (c)	2.96%	222%	$37,454
Year Ended 12/31/2017	$10.32	3.61%	0.76%	0.76%	2.44%	396%	$37,866
Year Ended 12/31/2016	$10.31	4.43%	0.79%	0.79%	2.60%	400%	$34,167
Year Ended 12/31/2015	$10.03	(0.05%)	0.80%	0.80%	2.18%	477%	$24,967
Year Ended 12/31/2014	$10.19	5.20%	0.80%	0.80%	2.53%	271%	$23,942
Class 3
Year Ended 12/31/2018	$10.09	0.27%	0.61% (c)	0.61% (c)	3.07%	222%	$518,931
Year Ended 12/31/2017	$10.37	3.73%	0.64%	0.64%	2.56%	396%	$617,144
Year Ended 12/31/2016	$10.36	4.54%	0.66%	0.66%	2.74%	400%	$688,625
Year Ended 12/31/2015	$10.08	0.17%	0.67%	0.67%	2.30%	477%	$750,722
Year Ended 12/31/2014	$10.23	5.32%	0.68%	0.68%	2.66%	271%	$886,140
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	119

Financial Highlights
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2018	$5.47	0.08	(0.10)	(0.02)	—	(0.03)	(0.03)
Year Ended 12/31/2017	$5.51	0.06	0.08	0.14	(0.13)	(0.05)	(0.18)
Year Ended 12/31/2016	$5.07	0.01	0.43	0.44	—	—	—
Year Ended 12/31/2015	$9.49	(0.07)	(0.01) (d)	(0.08)	(3.51)	(0.83)	(4.34)
Year Ended 12/31/2014	$8.74	0.10	0.65	0.75	—	—	—
Class 2
Year Ended 12/31/2018	$5.37	0.06	(0.10)	(0.04)	—	(0.03)	(0.03)
Year Ended 12/31/2017	$5.41	0.05	0.08	0.13	(0.12)	(0.05)	(0.17)
Year Ended 12/31/2016	$4.99	0.00 (f)	0.42	0.42	—	—	—
Year Ended 12/31/2015	$9.41	(0.02)	(0.08) (d)	(0.10)	(3.49)	(0.83)	(4.32)
Year Ended 12/31/2014	$8.68	0.07	0.66	0.73	—	—	—
Class 3
Year Ended 12/31/2018	$5.45	0.07	(0.10)	(0.03)	—	(0.03)	(0.03)
Year Ended 12/31/2017	$5.49	0.05	0.08	0.13	(0.12)	(0.05)	(0.17)
Year Ended 12/31/2016	$5.06	0.00 (f)	0.43	0.43	—	—	—
Year Ended 12/31/2015	$9.48	(0.02)	(0.07) (d)	(0.09)	(3.50)	(0.83)	(4.33)
Year Ended 12/31/2014	$8.73	0.09	0.66	0.75	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
120	Columbia Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$5.42	(0.33%)	0.71% (c)	0.61% (c)	1.41%	118%	$11
Year Ended 12/31/2017	$5.47	2.66%	0.71%	0.62%	1.09%	99%	$11
Year Ended 12/31/2016	$5.51	8.68%	0.68%	0.64%	0.18%	72%	$11
Year Ended 12/31/2015	$5.07	(1.38%)	0.58%	0.58%	(0.77%)	89%	$11
Year Ended 12/31/2014	$9.49	8.58%	0.57% (e)	0.57% (e)	1.14%	94%	$1,296,797
Class 2
Year Ended 12/31/2018	$5.30	(0.71%)	0.95% (c)	0.86% (c)	1.14%	118%	$17,272
Year Ended 12/31/2017	$5.37	2.46%	0.97%	0.87%	0.86%	99%	$13,986
Year Ended 12/31/2016	$5.41	8.42%	0.93%	0.89%	(0.07%)	72%	$10,801
Year Ended 12/31/2015	$4.99	(1.64%)	0.89%	0.86%	(0.28%)	89%	$7,898
Year Ended 12/31/2014	$9.41	8.41%	0.82% (e)	0.82% (e)	0.81%	94%	$7,022
Class 3
Year Ended 12/31/2018	$5.39	(0.51%)	0.82% (c)	0.74% (c)	1.28%	118%	$96,659
Year Ended 12/31/2017	$5.45	2.54%	0.84%	0.75%	0.97%	99%	$111,829
Year Ended 12/31/2016	$5.49	8.50%	0.80%	0.77%	0.05%	72%	$123,299
Year Ended 12/31/2015	$5.06	(1.49%)	0.76%	0.74%	(0.23%)	89%	$135,276
Year Ended 12/31/2014	$9.48	8.59%	0.69% (e)	0.69% (e)	1.00%	94%	$166,432
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	121

Financial Highlights
CTIVP® – MFS® Blended Research® Core Equity Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$20.48	0.24	(1.88)	(1.64)
Year Ended 12/31/2017	$17.00	0.20	3.28	3.48
Year Ended 12/31/2016	$15.49	0.22	1.29	1.51
Year Ended 12/31/2015	$15.40	0.64 (c)	(0.55)	0.09
Year Ended 12/31/2014	$13.76	0.24	1.40	1.64
Class 2
Year Ended 12/31/2018	$20.12	0.18	(1.83)	(1.65)
Year Ended 12/31/2017	$16.75	0.15	3.22	3.37
Year Ended 12/31/2016	$15.29	0.18	1.28	1.46
Year Ended 12/31/2015	$15.24	0.65 (d)	(0.60)	0.05
Year Ended 12/31/2014	$13.66	0.20	1.38	1.58
Class 3
Year Ended 12/31/2018	$20.29	0.21	(1.85)	(1.64)
Year Ended 12/31/2017	$16.87	0.18	3.24	3.42
Year Ended 12/31/2016	$15.38	0.20	1.29	1.49
Year Ended 12/31/2015	$15.31	0.62 (c)	(0.55)	0.07
Year Ended 12/31/2014	$13.70	0.22	1.39	1.61

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.39 per share.
(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.43 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
122	Columbia Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
CTIVP® – MFS® Blended Research® Core Equity Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$18.84	(8.01%)	0.70%	0.69%	1.13%	55%	$1,775,821
Year Ended 12/31/2017	$20.48	20.47%	0.74%	0.74%	1.08%	51%	$1,934,400
Year Ended 12/31/2016	$17.00	9.75%	0.79%	0.77%	1.39%	115%	$1,670,305
Year Ended 12/31/2015	$15.49	0.58%	0.82%	0.77%	4.14%	67%	$1,691,555
Year Ended 12/31/2014	$15.40	11.92%	0.82%	0.77%	1.65%	49%	$1,901,583
Class 2
Year Ended 12/31/2018	$18.47	(8.20%)	0.95%	0.94%	0.88%	55%	$9,255
Year Ended 12/31/2017	$20.12	20.12%	0.99%	0.99%	0.83%	51%	$10,507
Year Ended 12/31/2016	$16.75	9.55%	1.04%	1.02%	1.13%	115%	$8,549
Year Ended 12/31/2015	$15.29	0.33%	1.07%	1.02%	4.22%	67%	$8,239
Year Ended 12/31/2014	$15.24	11.57%	1.07%	1.02%	1.40%	49%	$6,188
Class 3
Year Ended 12/31/2018	$18.65	(8.08%)	0.83%	0.82%	1.00%	55%	$31,196
Year Ended 12/31/2017	$20.29	20.27%	0.87%	0.87%	0.96%	51%	$42,254
Year Ended 12/31/2016	$16.87	9.69%	0.92%	0.90%	1.27%	115%	$42,830
Year Ended 12/31/2015	$15.38	0.46%	0.95%	0.89%	4.04%	67%	$46,975
Year Ended 12/31/2014	$15.31	11.75%	0.95%	0.90%	1.52%	49%	$54,159
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	123

Financial Highlights
CTIVP® – Victory Sycamore Established Value Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2018	$26.27	0.27	(2.89)	(2.62)
Year Ended 12/31/2017	$22.68	0.17	3.42	3.59
Year Ended 12/31/2016	$18.78	0.15	3.75	3.90
Year Ended 12/31/2015	$18.73	0.14	(0.09) (c)	0.05
Year Ended 12/31/2014	$16.69	0.19	1.85	2.04
Class 2
Year Ended 12/31/2018	$25.79	0.20	(2.83)	(2.63)
Year Ended 12/31/2017	$22.32	0.11	3.36	3.47
Year Ended 12/31/2016	$18.52	0.10	3.70	3.80
Year Ended 12/31/2015	$18.52	0.12	(0.12) (c)	0.00 (d)
Year Ended 12/31/2014	$16.55	0.17	1.80	1.97
Class 3
Year Ended 12/31/2018	$26.05	0.23	(2.86)	(2.63)
Year Ended 12/31/2017	$22.51	0.14	3.40	3.54
Year Ended 12/31/2016	$18.66	0.12	3.73	3.85
Year Ended 12/31/2015	$18.63	0.14	(0.11) (c)	0.03
Year Ended 12/31/2014	$16.63	0.18	1.82	2.00

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
124	Columbia Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
CTIVP® – Victory Sycamore Established Value Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$23.65	(9.97%)	0.79%	0.79%	1.00%	36%	$442,931
Year Ended 12/31/2017	$26.27	15.83%	0.82%	0.82%	0.69%	41%	$487,245
Year Ended 12/31/2016	$22.68	20.77%	0.88%	0.86%	0.71%	46%	$409,756
Year Ended 12/31/2015	$18.78	0.27%	0.91%	0.89%	0.71%	53%	$176,428
Year Ended 12/31/2014	$18.73	12.22%	0.90%	0.89%	1.10%	45%	$814,123
Class 2
Year Ended 12/31/2018	$23.16	(10.20%)	1.04%	1.04%	0.76%	36%	$40,488
Year Ended 12/31/2017	$25.79	15.55%	1.07%	1.07%	0.46%	41%	$40,477
Year Ended 12/31/2016	$22.32	20.52%	1.14%	1.11%	0.49%	46%	$26,182
Year Ended 12/31/2015	$18.52	0.00% (d)	1.18%	1.14%	0.63%	53%	$14,431
Year Ended 12/31/2014	$18.52	11.90%	1.15%	1.15%	0.97%	45%	$9,040
Class 3
Year Ended 12/31/2018	$23.42	(10.10%)	0.92%	0.92%	0.88%	36%	$53,581
Year Ended 12/31/2017	$26.05	15.73%	0.95%	0.95%	0.57%	41%	$57,946
Year Ended 12/31/2016	$22.51	20.63%	1.01%	0.99%	0.61%	46%	$44,076
Year Ended 12/31/2015	$18.66	0.16%	1.05%	1.02%	0.73%	53%	$27,637
Year Ended 12/31/2014	$18.63	12.03%	1.02%	1.02%	1.04%	45%	$22,804
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	125

Financial Highlights
Variable Portfolio – Partners Small Cap Value Fund
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations
Class 1
Year Ended 12/31/2018	$28.01	0.25	(4.02)	—	(3.77)
Year Ended 12/31/2017	$26.14	0.19	1.68	—	1.87
Year Ended 12/31/2016	$20.81	0.09	5.24	0.00 (c)	5.33
Year Ended 12/31/2015	$22.92	0.19	(2.30)	—	(2.11)
Year Ended 12/31/2014	$22.43	0.11	0.38	—	0.49
Class 2
Year Ended 12/31/2018	$27.48	0.18	(3.95)	—	(3.77)
Year Ended 12/31/2017	$25.71	0.13	1.64	—	1.77
Year Ended 12/31/2016	$20.51	0.04	5.16	0.00 (c)	5.20
Year Ended 12/31/2015	$22.65	0.14	(2.28)	—	(2.14)
Year Ended 12/31/2014	$22.22	0.06	0.37	—	0.43
Class 3
Year Ended 12/31/2018	$27.73	0.21	(3.98)	—	(3.77)
Year Ended 12/31/2017	$25.91	0.15	1.67	—	1.82
Year Ended 12/31/2016	$20.64	0.06	5.21	0.00 (c)	5.27
Year Ended 12/31/2015	$22.77	0.17	(2.30)	—	(2.13)
Year Ended 12/31/2014	$22.31	0.08	0.38	—	0.46

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
126	Columbia Variable Portfolio Funds | Annual Report 2018

Financial Highlights  (continued)
Variable Portfolio – Partners Small Cap Value Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2018	$24.24	(13.46%)	0.88%	0.88%	0.88%	60%	$574,250
Year Ended 12/31/2017	$28.01	7.16%	0.91%	0.91%	0.72%	115%	$686,191
Year Ended 12/31/2016	$26.14	25.61% (d)	1.02%	0.93%	0.40%	60%	$712,682
Year Ended 12/31/2015	$20.81	(9.21%)	1.07%	0.93%	0.84%	48%	$985,530
Year Ended 12/31/2014	$22.92	2.18%	1.05%	0.88%	0.50%	83%	$1,469,779
Class 2
Year Ended 12/31/2018	$23.71	(13.72%)	1.13%	1.13%	0.65%	60%	$6,673
Year Ended 12/31/2017	$27.48	6.88%	1.16%	1.16%	0.49%	115%	$6,814
Year Ended 12/31/2016	$25.71	25.35% (d)	1.25%	1.18%	0.17%	60%	$5,749
Year Ended 12/31/2015	$20.51	(9.45%)	1.32%	1.18%	0.65%	48%	$4,017
Year Ended 12/31/2014	$22.65	1.94%	1.30%	1.13%	0.25%	83%	$3,845
Class 3
Year Ended 12/31/2018	$23.96	(13.60%)	1.01%	1.00%	0.74%	60%	$89,379
Year Ended 12/31/2017	$27.73	7.02%	1.04%	1.04%	0.59%	115%	$120,392
Year Ended 12/31/2016	$25.91	25.53% (d)	1.13%	1.05%	0.29%	60%	$134,434
Year Ended 12/31/2015	$20.64	(9.36%)	1.19%	1.05%	0.77%	48%	$129,360
Year Ended 12/31/2014	$22.77	2.06%	1.17%	1.01%	0.37%	83%	$171,426
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio Funds | Annual Report 2018	127

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Variable Portfolio – Global Strategic Income Fund (formerly Columbia Variable Portfolio - Global Bond Fund); Columbia Variable Portfolio – Intermediate Bond Fund; CTIVP® – BlackRock Global Inflation-Protected Securities Fund (formerly Variable Portfolio - BlackRock Global Inflation-Protected Securities Fund); CTIVP® – MFS® Blended Research® Core Equity Fund (formerly Variable Portfolio - MFS® Blended Research® Core Equity Fund); CTIVP® – Victory Sycamore Established Value Fund (formerly Variable Portfolio - Victory Sycamore Established Value Fund) and Variable Portfolio – Partners Small Cap Value Fund.
Effective May 1, 2018, the following Funds were renamed:
Current Fund names	Prior Fund names
CTIVP® — BlackRock Global Inflation-Protected Securities Fund	Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
CTIVP® — MFS® Blended Research® Core Equity Fund	Variable Portfolio — MFS® Blended Research® Core Equity Fund
CTIVP® — Victory Sycamore Established Value Fund	Variable Portfolio — Victory Sycamore Established Value Fund
Effective November 26, 2018, Columbia Variable Portfolio – Global Bond Fund was renamed Columbia Variable Portfolio – Global Strategic Income Fund.
Each Fund, other than Columbia Variable Portfolio – Global Strategic Income Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund, is currently classified as a diversified fund. Columbia Variable Portfolio – Global Strategic Income Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund are currently classified as non-diversified funds.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to one or more Funds. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
128	Columbia Variable Portfolio Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Columbia Variable Portfolio Funds | Annual Report 2018	129

Notes to Financial Statements  (continued)
December 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
Certain Funds invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
130	Columbia Variable Portfolio Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. Certain Funds utilized forward foreign currency exchange contracts as detailed below:
Forward foreign currency exchange contracts	Funds
To hedge the currency exposure associated with some or all of the Fund’s securities	Columbia Variable Portfolio — Global Strategic Income Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To shift foreign currency exposure back to U.S. dollars	Columbia Variable Portfolio — Global Strategic Income Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To shift investment exposure from one currency to another	Columbia Variable Portfolio — Global Strategic Income Fund
To shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio	Columbia Variable Portfolio — Global Strategic Income Fund
To generate total return through long and short currency positions versus the U.S. dollar	Columbia Variable Portfolio — Global Strategic Income Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
Columbia Variable Portfolio Funds | Annual Report 2018	131

Notes to Financial Statements  (continued)
December 31, 2018
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:
Futures contracts	Funds
To manage the duration and yield curve exposure of the Fund versus the benchmark	Columbia Variable Portfolio — Global Strategic Income Fund, Columbia Variable Portfolio — Intermediate Bond Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To manage exposure to movements in interest rates	Columbia Variable Portfolio — Global Strategic Income Fund, Columbia Variable Portfolio — Intermediate Bond Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To produce incremental earnings	Columbia Variable Portfolio — Global Strategic Income Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To attain desired breakeven inflation exposure	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into futures contracts, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. Certain Funds purchased and/or wrote options contracts as detailed below:
Options contracts	Funds
To manage convexity risk	Columbia Variable Portfolio — Intermediate Bond Fund
To manage exposure to fluctuations in interest rates	Columbia Variable Portfolio — Intermediate Bond Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
132	Columbia Variable Portfolio Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by a Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. These instruments may be used for other purposes in future periods. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Columbia Variable Portfolio Funds | Annual Report 2018	133

Notes to Financial Statements  (continued)
December 31, 2018
Credit default swap contracts
Certain Funds entered into credit default swap contracts as detailed below:
Credit default swap contracts	Funds
To manage credit risk exposure	Columbia Variable Portfolio — Global Strategic Income Fund and Columbia Variable Portfolio — Intermediate Bond Fund
To increase or decrease its credit exposure to an index	Columbia Variable Portfolio — Global Strategic Income Fund and Columbia Variable Portfolio — Intermediate Bond Fund
These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
134	Columbia Variable Portfolio Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Interest rate swap contracts
Certain Funds entered into interest rate swap contracts as detailed below:
Interest rate swap contracts	Funds
To gain exposure or to protect itself from market rate change	Columbia Variable Portfolio — Global Strategic Income Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To attain desired breakeven inflation exposure	CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To hedge the portfolio risk associated with some or all of the Fund’s securities	Columbia Variable Portfolio — Global Strategic Income Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To produce incremental earnings	Columbia Variable Portfolio — Global Strategic Income Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
To manage interest rate market risk exposure to produce incremental earnings	Columbia Variable Portfolio — Global Strategic Income Fund and CTIVP® — BlackRock Global Inflation-Protected Securities Fund
These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Variable Portfolio – Global Strategic Income Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	6,290*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	649,315
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	27,472*
Total		683,077

Columbia Variable Portfolio Funds | Annual Report 2018	135

Notes to Financial Statements  (continued)
December 31, 2018
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	18,738*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	845,808
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	242,028*
Total		1,106,574

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(692,649)	(692,649)
Foreign exchange risk	(957,111)	—	—	(957,111)
Interest rate risk	—	(736,022)	(2,607,198)	(3,343,220)
Total	(957,111)	(736,022)	(3,299,847)	(4,992,980)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	657,790	657,790
Foreign exchange risk	(510,376)	—	—	(510,376)
Interest rate risk	—	(207,169)	1,334,151	1,126,982
Total	(510,376)	(207,169)	1,991,941	1,274,396
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	17,469,342
Futures contracts — short	75,773,783
Credit default swap contracts — buy protection	26,254,990
Credit default swap contracts — sell protection	2,698,431

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	278,016	(548,768)
Interest rate swap contracts	—	(1,287,448)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
136	Columbia Variable Portfolio Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Columbia Variable Portfolio – Intermediate Bond Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	148,151*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	31,077,377*
Interest rate risk	Investments, at value — Options purchased	2,131,775
Total		33,357,303

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	3,933,532*
Credit risk	Upfront receipts on swap contracts	5,143,943
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	3,665,892*
Interest rate risk	Options contracts written, at value	60,120
Total		12,803,487

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	2,506,331	2,506,331
Interest rate risk	(17,053,717)	3,280,500	11,804,200	—	(1,969,017)
Total	(17,053,717)	3,280,500	11,804,200	2,506,331	537,314

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	8,944,593	8,944,593
Interest rate risk	27,952,104	907,380	1,481,283	—	30,340,767
Total	27,952,104	907,380	1,481,283	8,944,593	39,285,360
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,216,671,952
Futures contracts — short	248,430,544
Credit default swap contracts — buy protection	101,315,000
Credit default swap contracts — sell protection	230,445,905

Columbia Variable Portfolio Funds | Annual Report 2018	137

Notes to Financial Statements  (continued)
December 31, 2018
Derivative instrument	Average value ($)*
Options contracts — purchased	4,079,643
Options contracts — written	(2,348,138)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	258,834
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	92,184*
Interest rate risk	Investments, at value — Options purchased	525,630
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	408,570*
Total		1,285,218

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	653,696
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	183,644*
Interest rate risk	Options contracts written, at value	553,029
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	683,158*
Total		2,073,527

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	4,078,977	—	13,483	11,602	—	4,104,062
Interest rate risk	—	306,308	(130,797)	40,024	(147,904)	67,631
Total	4,078,977	306,308	(117,314)	51,626	(147,904)	4,171,693

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	164,026	—	—	—	—	164,026
Interest rate risk	—	(140,176)	(28,371)	162,370	(20,149)	(26,326)
Total	164,026	(140,176)	(28,371)	162,370	(20,149)	137,700
138	Columbia Variable Portfolio Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	23,094,270
Futures contracts — short	21,320,385

Derivative instrument	Average value ($)*
Options contracts — purchased	306,521
Options contracts — written	(363,750)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	787,350	(684,304)
Interest rate swap contracts	274,380	(521,472)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Investments in senior loans
Certain Funds may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
Certain Funds may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Columbia Variable Portfolio Funds | Annual Report 2018	139

Notes to Financial Statements  (continued)
December 31, 2018
To be announced securities
Certain Funds may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Forward Sale Commitments
Certain Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.
Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.
Mortgage dollar roll transactions
Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
140	Columbia Variable Portfolio Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Interest only and principal only securities
Certain Funds may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
Columbia Variable Portfolio – Global Strategic Income Fund
	Credit Suisse ($)	HSBC ($)	Morgan Stanley (a) ($)	Morgan Stanley (a) ($)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	43,529	-	43,529
Forward foreign currency exchange contracts	194,886	380,010	64,812	-	9,607	649,315
Total assets	194,886	380,010	64,812	43,529	9,607	692,844
Liabilities
Forward foreign currency exchange contracts	233,970	525,293	62,490	-	24,055	845,808
Total financial and derivative net assets	(39,084)	(145,283)	2,322	43,529	(14,448)	(152,964)
Total collateral received (pledged) (c)	-	-	-	-	-	-
Net amount (d)	(39,084)	(145,283)	2,322	43,529	(14,448)	(152,964)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
Columbia Variable Portfolio Funds | Annual Report 2018	141

Notes to Financial Statements  (continued)
December 31, 2018
Columbia Variable Portfolio – Intermediate Bond Fund
	Citi ($)	Credit Suisse ($)	JPMorgan ($)	Morgan Stanley (a) ($)	Morgan Stanley (a) ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	110,905	110,905
Options purchased calls	2,131,775	-	-	-	-	2,131,775
Total assets	2,131,775	-	-	-	110,905	2,242,680
Liabilities
Options contracts written	60,120	-	-	-	-	60,120
OTC credit default swap contracts (c)	-	1,100,017	1,174,984	3,285,591	-	5,560,592
Total liabilities	60,120	1,100,017	1,174,984	3,285,591	-	5,620,712
Total financial and derivative net assets	2,071,655	(1,100,017)	(1,174,984)	(3,285,591)	110,905	(3,378,032)
Total collateral received (pledged) (d)	1,361,500	(920,000)	(1,174,984)	(3,285,591)	-	(4,019,075)
Net amount (e)	710,155	(180,017)	-	-	110,905	641,043

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
142	Columbia Variable Portfolio Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
CTIVP® – BlackRock Global Inflation-Protected Securities Fund
	Citi ($)	Deutsche Bank ($)	Goldman Sachs ($)	UBS ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (a)	-	-	81,086	-	81,086
Forward foreign currency exchange contracts	68,497	190,337	-	-	258,834
Options purchased calls	80,089	325,386	-	2,381	407,856
Options purchased puts	24,355	93,419	-	-	117,774
OTC interest rate swap contracts (b)	-	25,944	-	-	25,944
Total assets	172,941	635,086	81,086	2,381	891,494
Liabilities
Centrally cleared interest rate swap contracts (a)	-	-	87,877	-	87,877
Forward foreign currency exchange contracts	134,081	519,615	-	-	653,696
Options contracts written	174,980	368,948	-	9,101	553,029
OTC interest rate swap contracts (b)	-	73,343	-	-	73,343
Total liabilities	309,061	961,906	87,877	9,101	1,367,945
Total financial and derivative net assets	(136,120)	(326,820)	(6,791)	(6,720)	(476,451)
Total collateral received (pledged) (c)	(91,714)	(71,989)	(6,791)	-	(170,494)
Net amount (d)	(44,406)	(254,831)	-	(6,720)	(305,957)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
Certain Funds may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Columbia Variable Portfolio Funds | Annual Report 2018	143

Notes to Financial Statements  (continued)
December 31, 2018
The Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
Certain Funds may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
For federal income tax purposes, each Fund is treated as a separate entity.
CTIVP® – MFS® Blended Research® Core Equity Fund, CTIVP® – Victory Sycamore Established Value Fund and Variable Portfolio – Partners Small Cap Value Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each Fund’s net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio – Intermediate Bond Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund intend to qualify each year as separate “regulated investment companies” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their investment company taxable income and net capital gain, if any, and as such will not be subject to federal income taxes. In addition, because the Funds meet the exception under Internal Revenue Code Section 4982(f), the Funds expect not to be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.
Foreign taxes
The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
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Notes to Financial Statements  (continued)
December 31, 2018
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for Columbia Variable Portfolio – Global Strategic Income Fund. Dividends from net investment income, if any, are declared and distributed annually, when available, for Columbia Variable Portfolio – Intermediate Bond Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of each Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of
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Notes to Financial Statements  (continued)
December 31, 2018
distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3.  Fees and other transactions with affiliates
Management services fees
Each Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides each Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by each Fund. Certain Funds, as described below, have entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds’ subadvisers (see Subadvisory agreements note below). The management services fee is an annual fee that is equal to a percentage of each Fund’s daily net assets that declines as each Fund’s net assets increase.
The fee rate range and effective management services fee rate for each Fund, as a percentage of each Fund’s average daily net assets for the year ended December 31, 2018, were as follows:
	High (%)	Low (%)	Effective management services fee (%)
Columbia Variable Portfolio – Global Strategic Income Fund	0.65	0.52	0.65
Columbia Variable Portfolio – Intermediate Bond Fund	0.50	0.34	0.47
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	0.51	0.29	0.51
CTIVP® – MFS® Blended Research® Core Equity Fund	0.77	0.57	0.70
CTIVP® – Victory Sycamore Established Value Fund	0.77	0.57	0.76
Variable Portfolio – Partners Small Cap Value Fund	0.87	0.75	0.85
Subadvisory agreements
The Investment Manager may contract with and compensate subadvisers to manage the investment of each Fund’s assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:
Fund	Subadviser(s)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	BlackRock Financial Management, Inc. (BlackRock) BlackRock International Limited (BIL)(a)
CTIVP® – MFS® Blended Research® Core Equity Fund	Massachusetts Financial Services Company (MFS)
CTIVP® – Victory Sycamore Established Value Fund	Victory Capital Management Inc. (Victory Capital)
Variable Portfolio – Partners Small Cap Value Fund	Jacobs Levy Equity Management, Inc. (Jacobs Levy) Nuveen Asset Management, LLC (Nuveen Asset Management) Segall Bryant & Hamill, LLC (SBH)
(a)	Effective May 1, 2018, BIL, an affiliate of BlackRock, assists in providing day-to-day portfolio management of the Fund pursuant to a sub-subadvisory agreement between BlackRock and BIL.
For Variable Portfolio - Partners Small Cap Value Fund, each subadviser manages a portion of the assets of the Fund. New investments, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager’s determination, subject to the oversight of the Board of Trustees, of the allocation that is in the best interest of the Fund’s shareholders. Each subadviser’s proportionate share of the investments in the Fund will vary due to market fluctuations.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment
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Notes to Financial Statements  (continued)
December 31, 2018
research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to Columbia Variable Portfolio – Global Strategic Income Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Funds.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2018, certain Funds engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act for the following Funds aggregated to:
Fund	Purchases ($)	Sales ($)	Realized gain/(loss) from sale transactions ($)
Columbia Variable Portfolio – Intermediate Bond Fund	4,225,146	—	—
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	79,911	—	—
CTIVP® – MFS® Blended Research® Core Equity Fund	3,539,765	—	—
Service fees
Each Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, each Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are directly or indirectly in each Fund, up to a cap approved by the Board of Trustees from time to time.
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Notes to Financial Statements  (continued)
December 31, 2018
For the year ended December 31, 2018, each Fund’s effective service fee rate as a percentage of the Fund’s average daily net assets was as follows:
Effective service fee (%)
Columbia Variable Portfolio – Global Strategic Income Fund	0.06
Columbia Variable Portfolio – Intermediate Bond Fund	0.01
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	0.06
CTIVP® – MFS® Blended Research® Core Equity Fund	0.00
CTIVP® – Victory Sycamore Established Value Fund	0.01
Variable Portfolio – Partners Small Cap Value Fund	0.01
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to each Fund.
Distribution and/or service fees
The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of each Fund’s average daily net assets attributable to Class 3 shares. The Funds pay no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019			Prior to May 1, 2018
	Class 1 (%)	Class 2 (%)	Class 3 (%)	Class 1 (%)	Class 2 (%)	Class 3 (%)
Columbia Variable Portfolio – Global Strategic Income Fund	0.62	0.87	0.745	0.67	0.92	0.795
Columbia Variable Portfolio – Intermediate Bond Fund	0.56	0.81	0.685	0.56	0.81	0.685
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	0.61	0.86	0.735	0.61	0.86	0.735
CTIVP® – MFS® Blended Research® Core Equity Fund	0.69	0.94	0.815	0.75	1.00	0.875
CTIVP® – Victory Sycamore Established Value Fund	0.86	1.11	0.985	0.86	1.11	0.985
Variable Portfolio – Partners Small Cap Value Fund	0.88	1.13	1.005	0.93	1.18	1.055
CTIVP® - Victory Sycamore Established Value Fund had a voluntary expense reimbursement arrangement from May 1, 2018 to June 30, 2018. The annual limitation rates were the same under the voluntary expense reimbursement arrangement, which changed to a contractual arrangement effective July 1, 2018 through April 30, 2019.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
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Notes to Financial Statements  (continued)
December 31, 2018
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, swap investments, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities, foreign currency transactions, distribution reclassifications, net operating loss reclassification and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid in capital decrease ($)
Columbia Variable Portfolio – Global Strategic Income Fund	(817,570)	3,122,514	(2,304,944)
Columbia Variable Portfolio – Intermediate Bond Fund	(4,238,498)	4,238,498	—
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	3,226,454	(3,226,454)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
	Year Ended December 31, 2018			Year Ended December 31, 2017
Fund	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
Columbia Variable Portfolio – Global Strategic Income Fund	5,547,554	—	5,547,554	—	—	—
Columbia Variable Portfolio – Intermediate Bond Fund	109,523,618	33,508,870	143,032,488	165,269,860	16,615,235	181,885,095
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	50,066	656,061	706,127	3,732,878	414,067	4,146,945
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
Columbia Variable Portfolio – Global Strategic Income Fund	—	—	(4,898,722)	(3,433,409)
Columbia Variable Portfolio – Intermediate Bond Fund	144,250,869	—	(4,982,600)	(92,537,940)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	3,476,392	—	(66,774)	(5,561,191)
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
Columbia Variable Portfolio – Global Strategic Income Fund	114,150,057	251,212	(3,684,621)	(3,433,409)
Columbia Variable Portfolio – Intermediate Bond Fund	5,562,959,884	60,302,465	(152,840,405)	(92,537,940)
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	118,657,844	1,583,868	(7,145,059)	(5,561,191)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
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Notes to Financial Statements  (continued)
December 31, 2018
The following capital loss carryforwards, determined at December 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
Fund	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
Columbia Variable Portfolio – Global Strategic Income Fund	—	1,740,892	3,157,830	4,898,722	—	—	—
Columbia Variable Portfolio – Intermediate Bond Fund	—	—	4,982,600	4,982,600	—	—	—
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	—	—	66,774	66,774	—	—	—
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended December 31, 2018, the cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)	Purchases of U.S. Government securities ($)	Proceeds from sales of U.S. Government securities ($)
Columbia Variable Portfolio – Global Strategic Income Fund	95,184,377	138,166,510	20,491,797	34,546,884
Columbia Variable Portfolio – Intermediate Bond Fund	11,580,940,609	11,508,913,346	8,350,375,036	8,219,385,701
CTIVP® – BlackRock Global Inflation-Protected Securities Fund	138,275,103	144,321,693	114,710,845	74,396,552
CTIVP® – MFS® Blended Research® Core Equity Fund	1,094,196,577	1,099,196,810	—	—
CTIVP® – Victory Sycamore Established Value Fund	222,652,353	209,530,949	—	—
Variable Portfolio – Partners Small Cap Value Fund	467,644,101	496,915,806	—	—
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, each Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
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Notes to Financial Statements  (continued)
December 31, 2018
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Funds’ activity in the Interfund Program during the year ended December 31, 2018 was as follows:
Fund	Borrower or Lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Columbia Variable Portfolio – Global Strategic Income Fund	Lender	6,800,000	2.96	4
CTIVP® – Victory Sycamore Established Value Fund	Lender	1,883,333	2.62	6
Interest income earned, if any, is recorded as Interfund lending in the Statement of Operations. The Funds had no outstanding interfund loans at December 31, 2018.
Note 8. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
No Fund had borrowings during the year ended December 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio – Intermediate Bond Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio – Intermediate Bond Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund invest in derivatives. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Financial sector risk
CTIVP®– Victory Sycamore Established Value Fund and Variable Portfolio – Partners Small Cap Value Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to
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Notes to Financial Statements  (continued)
December 31, 2018
economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that Columbia Variable Portfolio – Global Strategic Income Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund concentrate their investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
High-yield investments risk
Securities and other debt instruments held by Columbia Variable Portfolio – Global Strategic Income Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Inflation protected securities risk
CTIVP® – BlackRock Global Inflation-Protected Securities Fund’s debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio – Intermediate Bond Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of Columbia Variable Portfolio – Global Strategic Income Fund, Columbia Variable Portfolio – Intermediate Bond Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
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Notes to Financial Statements  (continued)
December 31, 2018
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing Columbia Variable Portfolio – Global Strategic Income Fund and Columbia Variable Portfolio – Intermediate Bond Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Non-diversification risk
Columbia Variable Portfolio – Global Strategic Income Fund and CTIVP® – BlackRock Global Inflation-Protected Securities Fund are non-diversified funds. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At December 31, 2018, the Investment Manager and/or affiliates owned 100% of Class 1, Class 2 and Class 3 shares of each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable
Columbia Variable Portfolio Funds | Annual Report 2018	153

Notes to Financial Statements  (continued)
December 31, 2018
to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
154	Columbia Variable Portfolio Funds | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Columbia Variable Portfolio – Global Strategic Income Fund (formerly known as Columbia Variable Portfolio – Global Bond Fund), Columbia Variable Portfolio – Intermediate Bond Fund, CTIVP® – BlackRock Global Inflation-Protected Securities Fund, CTIVP® – MFS® Blended Research® Core Equity Fund, CTIVP® – Victory Sycamore Established Value Fund, and Variable Portfolio – Partners Small Cap Value Fund.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Variable Portfolio - Global Strategic Income Fund (formerly known as Columbia Variable Portfolio - Global Bond Fund), Columbia Variable Portfolio - Intermediate Bond Fund, CTIVP® - BlackRock Global Inflation-Protected Securities Fund, CTIVP® - MFS® Blended Research® Core Equity Fund, CTIVP® - Victory Sycamore Established Value Fund, and Variable Portfolio - Partners Small Cap Value Fund (six of the funds constituting Columbia Funds Variable Series Trust II, hereafter collectively referred to as the "Funds") as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio Funds | Annual Report 2018	155

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
156	Columbia Variable Portfolio Funds | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Variable Portfolio Funds | Annual Report 2018	157

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
158	Columbia Variable Portfolio Funds | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Funds’ Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio Funds | Annual Report 2018	159

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Funds as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
160	Columbia Variable Portfolio Funds | Annual Report 2018

Additional Information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which each Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). Each Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. Each Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio Funds | Annual Report 2018	161

Columbia Variable Portfolio Funds
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6466 AR (02/19)

Annual Report
December 31, 2018
Portfolio Navigator Funds
Variable Portfolio — Conservative Portfolio
Variable Portfolio — Moderately Conservative Portfolio
Variable Portfolio — Moderate Portfolio
Variable Portfolio — Moderately Aggressive Portfolio
Variable Portfolio — Aggressive Portfolio
Please remember that you may not buy (nor will you own) shares of the Fund directly. Each Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Portfolio Navigator Funds  |  Annual Report 2018

Fund at a Glance
Variable Portfolio – Conservative Portfolio
Investment objective
Variable Portfolio — Conservative Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a conservative level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since May 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	-2.95	2.33	3.60
Class 4	05/07/10	-2.88	2.35	3.60
Blended Benchmark		-1.43	3.26	4.48
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	2.52	2.95
Russell 3000 Index		-5.24	7.91	11.99
MSCI EAFE Index (Net)		-13.79	0.53	5.36
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, and 6% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Portfolio Navigator Funds | Annual Report 2018

Fund at a Glance   (continued)
Variable Portfolio – Conservative Portfolio
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Alternative Strategies Funds	2.5
Equity Funds	23.8
Fixed-Income Funds	66.7
Money Market Funds	7.0
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Portfolio Navigator Funds | Annual Report 2018	3

Fund at a Glance
Variable Portfolio – Moderately Conservative Portfolio
Investment objective
Variable Portfolio — Moderately Conservative Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since May 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	-4.12	2.77	4.52
Class 4	05/07/10	-4.05	2.76	4.55
Blended Benchmark		-2.60	3.74	5.56
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	2.52	2.95
Russell 3000 Index		-5.24	7.91	11.99
MSCI EAFE Index (Net)		-13.79	0.53	5.36
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 24% Russell 3000 Index, and 11% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
4	Portfolio Navigator Funds | Annual Report 2018

Fund at a Glance   (continued)
Variable Portfolio – Moderately Conservative Portfolio
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderately Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Alternative Strategies Funds	2.4
Equity Funds	37.1
Fixed-Income Funds	55.2
Money Market Funds	5.3
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Portfolio Navigator Funds | Annual Report 2018	5

Fund at a Glance
Variable Portfolio – Moderate Portfolio
Investment objective
Variable Portfolio — Moderate Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderate level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since May 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	-5.57	3.17	5.54
Class 4	05/07/10	-5.56	3.16	5.56
Blended Benchmark		-3.71	4.27	6.67
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	2.52	2.95
Russell 3000 Index		-5.24	7.91	11.99
MSCI EAFE Index (Net)		-13.79	0.53	5.36
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, and 15% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
6	Portfolio Navigator Funds | Annual Report 2018

Fund at a Glance   (continued)
Variable Portfolio – Moderate Portfolio
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderate Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Alternative Strategies Funds	2.3
Equity Funds	53.7
Fixed-Income Funds	40.5
Money Market Funds	3.5
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Portfolio Navigator Funds | Annual Report 2018	7

Fund at a Glance
Variable Portfolio – Moderately Aggressive Portfolio
Investment objective
Variable Portfolio — Moderately Aggressive Portfolio (the Fund) seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since May 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	-7.03	3.48	6.37
Class 4	05/07/10	-7.08	3.47	6.39
Blended Benchmark		-4.85	4.78	7.75
Russell 3000 Index		-5.24	7.91	11.99
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	2.52	2.95
MSCI EAFE Index (Net)		-13.79	0.53	5.36
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 46% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net).
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
8	Portfolio Navigator Funds | Annual Report 2018

Fund at a Glance   (continued)
Variable Portfolio – Moderately Aggressive Portfolio
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Moderately Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Alternative Strategies Funds	2.5
Equity Funds	66.6
Fixed-Income Funds	25.8
Money Market Funds	5.1
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Portfolio Navigator Funds | Annual Report 2018	9

Fund at a Glance
Variable Portfolio – Aggressive Portfolio
Investment objective
Variable Portfolio – Aggressive Portfolio (the Fund) seeks to provide a high level of total return that is consistent with an aggressive level of risk.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since May 2018
Average annual total returns (%) (for the period ended December 31, 2018)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	-8.58	3.81	7.23
Class 4	05/07/10	-8.62	3.81	7.24
Blended Benchmark		-6.12	5.17	8.73
Russell 3000 Index		-5.24	7.91	11.99
MSCI EAFE Index (Net)		-13.79	0.53	5.36
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	2.52	2.95
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark consists of 56% Russell 3000 Index, 24% MSCI EAFE Index (Net) and 20% Bloomberg Barclays U.S. Aggregate Bond Index.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
10	Portfolio Navigator Funds | Annual Report 2018

Fund at a Glance   (continued)
Variable Portfolio – Aggressive Portfolio
Performance of a hypothetical $10,000 investment (May 7, 2010 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2018)
Alternative Strategies Funds	2.2
Equity Funds	80.6
Exchange-Traded Funds	0.6
Fixed-Income Funds	11.9
Money Market Funds	4.7
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Portfolio Navigator Funds | Annual Report 2018	11

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended December 31, 2018, all five Funds generated negative absolute returns, and each of the five Funds underperformed its respective Blended Benchmark. The Funds’ performance is primarily attributable to a combination of asset allocation decisions and underlying fund results across the asset class spectrum. All returns shown below are for this annual period.
During the period, the Funds’ bond benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.01%; the Funds’ domestic equity benchmark, the Russell 3000 Index, returned -5.24%; and the Funds’ international equity benchmark, the MSCI EAFE Index (Net), returned -13.79%. While these individual index returns are informative, the Blended Benchmarks serve as a more relevant performance comparison for each of the Funds.
•	Variable Portfolio – Conservative Portfolio Class 2 shares returned -2.95%, underperforming its Blended Benchmark, which returned -1.43%.
•	Variable Portfolio – Moderately Conservative Portfolio Class 2 shares returned -4.12%, underperforming its Blended Benchmark, which returned -2.60%.
•	Variable Portfolio – Moderate Portfolio Class 2 shares returned -5.57%, underperforming its Blended Benchmark, which returned -3.71%.
•	Variable Portfolio – Moderately Aggressive Portfolio Class 2 shares returned -7.03%, underperforming its Blended Benchmark, which returned -4.85%.
•	Variable Portfolio – Aggressive Portfolio Class 2 shares returned -8.58%, underperforming its Blended Benchmark, which returned -6.12%.
Volatility re-emerged with a loud roar in 2018
As the annual period began, investor optimism was soaring. The U.S. stock market, as measured by the Russell 3000 Index, had registered a robust 2017, generating a total return of more than 21%. The pace of real economic growth had been improving since the November 2016 U.S. elections; investor confidence measures were rapidly rising; interest rates and inflation remained well constrained; and a fiscal stimulus in the form of corporate tax cuts was broadly viewed as a catalyst for further gains. With a few notable interruptions, such as February 2018, much of the first three quarters of 2018 continued to be characterized by U.S. equity strength. However, as the annual period progressed, volatility re-emerged, and more risky assets, such as global equities, started to wane in investor favor and ultimately experienced a significant sell-off during the fourth quarter of the calendar year. When 2018 came to a close with some turbulence, both U.S. equities and international equities had declined dramatically to post negative returns for the calendar year.
Many investors worried the U.S. Federal Reserve (Fed) had already made a policy mistake in raising interest rates four times during 2018, increasing, perhaps, the chance of recession. While there were numerous reasons for concern related to overall slowing economic growth — both in the U.S. and abroad, based on the vast array of economic indicators we track, we did not project a high probability at the end of the annual period of a recession impacting U.S. markets over the near term. Still, we will be closely monitoring any ongoing monetary policy changes, as these changes may impact how investors view the market and other forces that can drive performance across risk assets.
Underlying fund performance detracted most from relative results
During the annual period, underlying fund performance detracted from the Funds’ relative performance, while major asset allocation decisions and positioning produced mixed results. Overall, the decision to underweight allocations directed at broad fixed-income markets detracted from relative returns, attributable primarily to the fourth quarter of 2018 when core fixed income gained in attractiveness relative to equities. However, notably, an out-of-benchmark allocation directed at cash and cash equivalents in each of the Funds positively offset much of the negative effect of the underweight in fixed income.
Within the equity portion of the Funds, underlying funds focused on value-oriented investment strategies tended to underperform most growth-oriented investment style disciplines through the first nine months of the annual period and for the full calendar year. However, this investment style trend reversed during the fourth quarter of 2018 when many value-oriented strategies outperformed growth-oriented disciplines. Among the largest detractors from the Funds’ relative results during the annual period was the performance of underlying domestic equity and international equity funds. Underlying funds focused on
12	Portfolio Navigator Funds | Annual Report 2018

MANAGER DISCUSSION OF FUND PERFORMANCE   (continued)

earnings quality and attractive valuation metrics particularly struggled during most of the annual period. While this trend reversed somewhat in the fourth quarter of 2018, the turnaround was not enough to offset the impact from the first nine months of the year.
The Funds maintained an exposure to alternative-oriented investments during the annual period, a position largely centered on trying to help reduce volatility and offer additional diversification benefits to the Funds. While the decision to allocate to these alternative investment strategies proved favorable during the final quarter of the calendar year, they detracted somewhat from relative performance for the annual period overall.
Active management decisions drove Fund changes
During the annual period, the Funds remained slightly overweight compared to their respective blended benchmarks in equities. Overweight allocations were varied across U.S. equities and overseas equities — both developed and emerging markets. Fixed-income allocations remained several percentage points below that of the Funds’ respective Blended Benchmarks’ allocations throughout the annual period, as rising interest rate pressures and unfavorable trends in risk premiums for corporate credit made fixed income comparatively unattractive, in our view. Of course, fixed-income investments still played an important role in our multi-asset portfolio construction given their diversification benefits. We retained the Funds’ exposure to alternative-oriented strategies throughout, as the concept of expanding diversifying components remained compelling to us.
Of course, successful identification of a bottom in specific asset classes, regions or individual securities is a daunting task. Therefore, to help guide our stewardship for the Funds, we looked to make incremental shifts throughout the annual period as conditions warranted. Our subjective research, in combination with proprietary quantitative modeling tools, which we actively update, assisted us throughout in making informed decisions to help tactically position the Funds for both then-current and anticipated market conditions.
Derivative positions in the Funds
During the annual period, the Funds used U.S. Treasury futures as a tool that allowed us to target duration sensitivity in the fixed income portion of the Funds. The use of long U.S. Treasury futures was helpful during the final months of the annual period, as inflation expectations trended lower and volatility across risk assets heightened. At times during the annual period, we sold some U.S. Treasury futures as well. The sale of U.S. Treasury futures helped the underlying funds with efforts related to cash management positioning and/or overall duration management. The Funds also used U.S. equity futures, both small and large cap, Japanese equity (TOPIX) futures, emerging markets equity-based futures, and Euro area stock futures vis-à-vis both EuroStoxx 50 Futures and FTSE 100 Index Futures. The use of various equity market futures positions across different regions allowed the managers to make tactical adjustments throughout the calendar year in both adding and reducing exposure to equities. Overall, the use of derivatives did not have a significant impact on the Funds’ relative returns during the annual period.
It should also be noted some of the underlying funds used derivatives during the annual period in an attempt to enhance portfolio returns, hedge different investment exposures, and/or more effectively deploy capital across the underlying strategy itself.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Portfolio Navigator Funds | Annual Report 2018	13

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Variable Portfolio – Conservative Portfolio
Class 2	1,000.00	1,000.00	982.50	1,023.47	1.86	1.90	0.37	4.72	4.82	0.94
Class 4	1,000.00	1,000.00	982.50	1,023.47	1.86	1.90	0.37	4.72	4.82	0.94
Variable Portfolio – Moderately Conservative Portfolio
Class 2	1,000.00	1,000.00	966.40	1,023.52	1.79	1.85	0.36	4.78	4.92	0.96
Class 4	1,000.00	1,000.00	966.40	1,023.52	1.79	1.85	0.36	4.78	4.92	0.96
Variable Portfolio – Moderate Portfolio
Class 2	1,000.00	1,000.00	949.30	1,023.57	1.73	1.79	0.35	4.94	5.13	1.00
Class 4	1,000.00	1,000.00	949.40	1,023.57	1.73	1.79	0.35	4.94	5.13	1.00
14	Portfolio Navigator Funds | Annual Report 2018

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Variable Portfolio – Moderately Aggressive Portfolio
Class 2	1,000.00	1,000.00	931.20	1,023.52	1.76	1.85	0.36	5.09	5.33	1.04
Class 4	1,000.00	1,000.00	930.80	1,023.52	1.76	1.85	0.36	5.09	5.33	1.04
Variable Portfolio – Aggressive Portfolio
Class 2	1,000.00	1,000.00	912.80	1,023.52	1.75	1.85	0.36	5.19	5.49	1.07
Class 4	1,000.00	1,000.00	912.40	1,023.52	1.74	1.85	0.36	5.19	5.49	1.07
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses for Variable Portfolio – Conservative Portfolio and Variable Portfolio – Moderately Conservative Portfolio, account value at the end of the period would have been reduced.
Portfolio Navigator Funds | Annual Report 2018	15

Portfolio of Investments
Variable Portfolio – Conservative Portfolio, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.5%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	1,017,400	5,300,654
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares(a),(b)	1,439,410	12,681,202
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares(a),(b)	1,015,685	7,272,301
Total Alternative Strategies Funds (Cost $30,745,305)		25,254,157

Equity Funds 23.7%

Global Real Estate 0.6%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	752,773	5,977,017
International 8.9%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	267,766	4,386,009
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	973,933	12,407,901
CTIVP® – AQR International Core Equity Fund, Class 1 Shares(a)	2,995,021	29,051,708
CTIVP® – DFA International Value Fund, Class 1 Shares(a)	812,860	7,453,929
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	2,957,449	28,983,003
CTIVP® – Oppenheimer International Growth Fund, Class 1 Shares(a)	785,780	7,433,479
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares(a)	197,830	880,342
Total		90,596,371
U.S. Large Cap 10.6%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	354,602	7,127,503
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	342,912	16,079,144
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(a),(b)	39,517	942,481
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	83,059	1,337,254
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares(a),(b)	941,595	8,747,414
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(a),(b)	114,998	2,510,400
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	346,746	9,882,251
Equity Funds (continued)
	Shares	Value ($)
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	365,516	9,605,751
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	761,316	14,343,198
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	875,510	19,663,956
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	531,179	14,857,081
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	153,715	3,180,371
Total		108,276,804
U.S. Mid Cap 1.4%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	431,650	10,208,524
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	168,841	3,822,549
Total		14,031,073
U.S. Small Cap 2.2%
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(a),(b)	481,696	9,532,761
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	396,797	8,308,930
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	217,755	5,278,371
Total		23,120,062
Total Equity Funds (Cost $232,139,431)		242,001,327

Fixed-Income Funds 66.4%

Emerging Markets 0.4%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	494,124	4,452,057
High Yield 0.4%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	662,848	4,580,280
Investment Grade 65.1%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	20,919,813	210,871,717
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	1,973,710	18,316,025
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	2,292,419	21,640,435
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Portfolio Navigator Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2018
Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	2,393,602	24,486,544
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	6,448,836	68,680,107
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	7,201,546	74,752,049
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	4,413,961	44,272,034
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	19,185,382	201,830,220
Total		664,849,131
Multisector 0.5%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	1,153,227	4,635,973
Total Fixed-Income Funds (Cost $694,062,039)		678,517,441

Money Market Funds 7.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(a),(c)	50,491,501	50,486,452
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 2.023%(a),(c)	20,800,120	20,800,120
Total Money Market Funds (Cost $71,287,974)		71,286,572
Total Investments in Securities (Cost: $1,028,234,749)		1,017,059,497
Other Assets & Liabilities, Net		3,980,981
Net Assets		1,021,040,478

At December 31, 2018, securities and/or cash totaling $3,888,806 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	18	03/2019	USD	2,254,680	—	(44,955)
U.S. Treasury 2-Year Note	90	03/2019	USD	19,108,125	125,613	—
U.S. Treasury 5-Year Note	330	03/2019	USD	37,846,875	411,873	—
U.S. Ultra Treasury Bond	118	03/2019	USD	18,957,438	967,703	—
Total					1,505,189	(44,955)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50	(477)	03/2019	EUR	(14,185,980)	309,103	—
FTSE 100 Index	(28)	03/2019	GBP	(1,864,520)	—	(3,784)
MSCI Emerging Markets Index	(130)	03/2019	USD	(6,284,200)	46,819	—
Russell 2000 E-mini	(117)	03/2019	USD	(7,891,650)	234,931	—
S&P/TSE 60 Index	(36)	03/2019	CAD	(6,172,560)	23,296	—
SPI 200 Index	(48)	03/2019	AUD	(6,673,200)	—	(15,869)
TOPIX Index	(9)	03/2019	JPY	(134,415,000)	63,458	—
Total					677,607	(19,653)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	USD	20,937,000	759,518	—	—	759,518	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	17

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2018
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	43,546,827	55,161,349	(48,216,675)	50,491,501	—	(2,745)	(1,815)	877,284	50,486,452
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	3,028,963	2,761	(2,014,324)	1,017,400	—	(1,061,131)	(186,843)	16,401	5,300,654
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	1,012,382	37,494	(695,274)	354,602	—	6,020,449	(6,284,200)	—	7,127,503
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	448,810	44,388	(150,286)	342,912	—	2,009,811	(2,405,755)	—	16,079,144
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	1,439,410	—	—	1,439,410	—	—	(1,180,316)	—	12,681,202
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	39,517	—	—	39,517	—	—	(57,300)	—	942,481
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	471,865	22,259	—	494,124	—	—	(547,005)	209,638	4,452,057
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	482,591	75,065	(289,890)	267,766	—	1,778,852	(3,189,538)	43,417	4,386,009
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 2.023%
	8,759,994	12,040,126	—	20,800,120	—	—	—	250,493	20,800,120
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	629,490	33,358	—	662,848	—	—	(413,505)	234,844	4,580,280
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	24,729,582	1,025,704	(4,835,473)	20,919,813	1,668,247	(1,002,216)	(5,710,407)	5,399,433	210,871,717
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	45,334	37,725	—	83,059	—	—	(56,485)	—	1,337,254
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	3,235,107	50,076	(1,311,473)	1,973,710	—	(1,723,093)	1,251,884	460,704	18,316,025
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	2,196,374	597,117	(501,072)	2,292,419	597,541	19,749	(2,524,264)	675,757	21,640,435
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	762,999	210,934	—	973,933	—	—	(2,731,771)	328,459	12,407,901
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	—	941,595	—	941,595	—	—	(931,586)	—	8,747,414
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	87,515	27,483	—	114,998	—	—	(300,026)	—	2,510,400
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	1,113,416	39,811	—	1,153,227	—	—	(179,341)	161,234	4,635,973
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	481,696	—	—	481,696	—	—	(1,555,878)	—	9,532,761
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	4,392,094	410,253	(2,408,745)	2,393,602	28,714	(803,040)	112,957	945,794	24,486,544
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Portfolio Navigator Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	19,061,971	920,328	(13,533,463)	6,448,836	1,174,520	(6,739,507)	(3,348,935)	5,421,981	68,680,107
CTIVP® – AQR International Core Equity Fund, Class 1 Shares
	2,247,442	747,579	—	2,995,021	66,438	—	(5,167,111)	589,980	29,051,708
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares
	1,015,685	—	—	1,015,685	—	—	(589,097)	—	7,272,301
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	732,643	20,130	—	752,773	50,237	—	(523,116)	119,860	5,977,017
CTIVP® – DFA International Value Fund, Class 1 Shares
	1,029,733	165,480	(382,353)	812,860	51,861	345,985	(2,856,235)	333,105	7,453,929
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	3,129,136	359,533	(531,220)	2,957,449	107,469	1,059,850	(7,134,467)	754,950	28,983,003
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	325,155	21,591	—	346,746	—	—	(246,223)	—	9,882,251
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	204,681	160,835	—	365,516	—	—	(721,483)	—	9,605,751
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	729,272	32,044	—	761,316	—	—	(1,226,238)	—	14,343,198
CTIVP® – MFS® Value Fund, Class 1 Shares
	1,300,591	26,862	(451,943)	875,510	—	3,889,555	(5,973,857)	—	19,663,956
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	377,357	153,822	—	531,179	—	—	(292,419)	—	14,857,081
CTIVP® – Oppenheimer International Growth Fund, Class 1 Shares
	988,225	178,066	(380,511)	785,780	477,804	(950,941)	(2,058,608)	125,056	7,433,479
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	475,902	29,142	(351,329)	153,715	—	2,660,918	(2,808,654)	—	3,180,371
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	11,169,808	517,527	(4,485,789)	7,201,546	171,395	142,398	(2,927,957)	1,982,090	74,752,049
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	406,342	25,308	—	431,650	—	—	(1,100,025)	—	10,208,524
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	5,575,267	62,145	(1,223,451)	4,413,961	—	(425,368)	206,614	616,480	44,272,034
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	141,860	26,981	—	168,841	—	—	(135,170)	—	3,822,549
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	181,908	15,922	—	197,830	61,741	—	(271,318)	23,938	880,342
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Class 1 Shares
	553,982	29,975	(583,957)	—	—	(1,018,501)	858,140	221,819	—
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	10,959,437	10,999,125	(2,773,180)	19,185,382	1,248,242	(1,120,282)	(1,575,338)	2,622,563	201,830,220
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	396,797	—	—	396,797	—	—	(400,765)	—	8,308,930
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	19

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	217,755	—	—	217,755	—	—	(820,935)	—	5,278,371
Total					5,704,209	3,080,743	(66,004,391)	22,415,280	1,017,059,497

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2018.
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Portfolio Navigator Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Conservative Portfolio, December 31, 2018
Fair value measurements  (continued)
illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	25,254,157	25,254,157
Equity Funds	—	—	—	242,001,327	242,001,327
Fixed-Income Funds	—	—	—	678,517,441	678,517,441
Money Market Funds	—	—	—	71,286,572	71,286,572
Total Investments in Securities	—	—	—	1,017,059,497	1,017,059,497
Investments in Derivatives
Asset
Futures Contracts	2,182,796	—	—	—	2,182,796
Swap Contracts	—	759,518	—	—	759,518
Liability
Futures Contracts	(64,608)	—	—	—	(64,608)
Total	2,118,188	759,518	—	1,017,059,497	1,019,937,203
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	21

Portfolio of Investments
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.4%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	3,193,384	16,637,532
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares(a),(b)	3,442,061	30,324,555
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares(a),(b)	2,996,972	21,458,321
Total Alternative Strategies Funds (Cost $82,121,348)		68,420,408

Equity Funds 37.0%

Global Real Estate 0.9%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	3,331,471	26,451,881
International 10.3%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	349,583	5,726,176
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	3,501,657	44,611,106
CTIVP® – AQR International Core Equity Fund, Class 1 Shares(a)	10,731,979	104,100,196
CTIVP® – DFA International Value Fund, Class 1 Shares(a)	1,788,278	16,398,513
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	10,596,858	103,849,208
CTIVP® – Oppenheimer International Growth Fund, Class 1 Shares(a)	1,718,107	16,253,288
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares(a)	1,049,089	4,668,446
Total		295,606,933
U.S. Large Cap 21.3%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	1,525,866	30,669,905
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	1,378,919	64,657,521
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(a),(b)	1,119,503	26,700,141
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	1,939,367	31,223,813
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares(a),(b)	3,969,549	36,877,106
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(a),(b)	6,031	131,663
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	1,614,449	46,011,797
Equity Funds (continued)
	Shares	Value ($)
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	2,123,027	55,793,152
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	3,784,541	71,300,762
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	4,603,838	103,402,195
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	2,670,405	74,691,216
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	3,585,868	74,191,608
Total		615,650,879
U.S. Mid Cap 1.2%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	650,707	15,389,212
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	865,016	19,583,969
Total		34,973,181
U.S. Small Cap 3.3%
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(a),(b)	2,323,548	45,983,019
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	1,178,040	24,668,160
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	1,026,857	24,891,000
Total		95,542,179
Total Equity Funds (Cost $877,286,859)		1,068,225,053

Fixed-Income Funds 55.0%

Emerging Markets 0.4%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	1,186,865	10,693,656
High Yield 0.3%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	1,484,647	10,258,910
Investment Grade 53.9%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	36,408,543	366,998,114
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	6,763,097	62,761,538
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	7,676,909	72,470,018
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Portfolio Navigator Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2018
Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	5,063,859	51,803,279
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	14,836,147	158,004,964
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	18,443,267	191,441,117
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	19,888,309	199,479,744
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	43,277,738	455,281,804
Total		1,558,240,578
Multisector 0.4%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	2,619,870	10,531,877
Total Fixed-Income Funds (Cost $1,635,069,753)		1,589,725,021

Money Market Funds 5.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(a),(c)	125,332,215	125,319,681
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 2.023%(a),(c)	29,310,549	29,310,549
Total Money Market Funds (Cost $154,631,839)		154,630,230
Total Investments in Securities (Cost: $2,749,109,799)		2,881,000,712
Other Assets & Liabilities, Net		9,086,321
Net Assets		2,890,087,033

At December 31, 2018, securities and/or cash totaling $9,503,626 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE 100 Index	96	03/2019	GBP	6,392,640	25,412	—
TOPIX Index	99	03/2019	JPY	1,478,565,000	—	(809,094)
U.S. Long Bond	225	03/2019	USD	32,850,000	1,551,656	—
U.S. Ultra Treasury Bond	301	03/2019	USD	48,357,531	2,468,463	—
Total					4,045,531	(809,094)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50	(220)	03/2019	EUR	(6,542,800)	142,563	—
MSCI Emerging Markets Index	(299)	03/2019	USD	(14,453,660)	107,683	—
Russell 2000 E-mini	(496)	03/2019	USD	(33,455,200)	995,948	—
S&P 500 E-mini	(365)	03/2019	USD	(45,719,900)	909,770	—
S&P/TSE 60 Index	(53)	03/2019	CAD	(9,087,380)	34,296	—
Total					2,190,260	—

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	USD	38,292,000	1,389,084	—	—	1,389,084	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	23

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2018
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	107,735,436	165,057,973	(147,461,194)	125,332,215	—	(7,401)	(3,290)	2,145,382	125,319,681
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	7,766,987	8,667	(4,582,270)	3,193,384	—	(1,316,204)	(2,514,019)	51,482	16,637,532
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	2,971,751	16,261	(1,462,146)	1,525,866	—	13,509,761	(15,786,176)	—	30,669,905
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	2,357,866	11,791	(990,738)	1,378,919	—	13,832,492	(13,750,876)	—	64,657,521
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	3,442,061	—	—	3,442,061	—	—	(2,822,489)	—	30,324,555
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	1,538,505	—	(419,002)	1,119,503	—	4,543,974	(6,061,770)	—	26,700,141
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	1,133,399	53,466	—	1,186,865	—	—	(1,313,884)	503,541	10,693,656
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	1,150,756	31,959	(833,132)	349,583	—	2,913,228	(5,700,512)	89,085	5,726,176
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 2.023%
	2,468,740	26,841,809	—	29,310,549	—	—	—	272,778	29,310,549
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	1,377,234	107,413	—	1,484,647	—	—	(913,580)	513,852	10,258,910
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	42,495,847	1,336,959	(7,424,263)	36,408,543	2,909,034	(989,892)	(10,636,734)	9,415,349	366,998,114
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	1,925,953	13,414	—	1,939,367	—	—	(1,301,911)	—	31,223,813
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	9,401,785	236,669	(2,875,357)	6,763,097	—	(3,298,504)	1,890,074	1,442,440	62,761,538
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	8,518,231	3,983,521	(4,824,843)	7,676,909	2,260,259	29,327	(9,629,526)	2,556,120	72,470,018
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	2,876,288	625,369	—	3,501,657	—	—	(9,924,745)	1,231,862	44,611,106
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	—	3,969,549	—	3,969,549	—	—	(4,035,894)	—	36,877,106
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	6,031	—	—	6,031	—	—	(18,335)	—	131,663
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	2,470,517	149,353	—	2,619,870	—	—	(399,427)	357,789	10,531,877
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	2,303,295	20,253	—	2,323,548	—	—	(7,532,341)	—	45,983,019
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	7,516,069	189,166	(2,641,376)	5,063,859	55,849	(889,990)	(227,916)	1,839,596	51,803,279
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Portfolio Navigator Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	33,006,744	1,155,545	(19,326,142)	14,836,147	2,002,299	(7,087,334)	(9,741,871)	9,243,293	158,004,964
CTIVP® – AQR International Core Equity Fund, Class 1 Shares
	9,109,186	1,622,793	—	10,731,979	266,863	—	(20,684,397)	2,368,981	104,100,196
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares
	2,996,972	—	—	2,996,972	—	—	(1,738,244)	—	21,458,321
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	3,242,384	89,087	—	3,331,471	222,330	—	(2,315,103)	530,454	26,451,881
CTIVP® – DFA International Value Fund, Class 1 Shares
	4,608,875	220,687	(3,041,284)	1,788,278	170,018	(1,302,969)	(5,555,738)	1,150,901	16,398,513
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	11,066,065	466,236	(935,443)	10,596,858	396,078	1,492,116	(24,471,740)	2,768,935	103,849,208
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	1,606,550	7,899	—	1,614,449	—	—	(1,146,211)	—	46,011,797
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	1,499,054	623,973	—	2,123,027	—	—	(3,336,494)	—	55,793,152
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	4,532,160	17,245	(764,864)	3,784,541	—	9,498,704	(15,327,358)	—	71,300,762
CTIVP® – MFS® Value Fund, Class 1 Shares
	5,991,092	9,864	(1,397,118)	4,603,838	—	20,862,574	(32,102,428)	—	103,402,195
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	2,080,877	589,528	—	2,670,405	—	—	(950,028)	—	74,691,216
CTIVP® – Oppenheimer International Growth Fund, Class 1 Shares
	4,717,041	262,088	(3,261,022)	1,718,107	1,725,170	(3,557,269)	(5,529,752)	469,035	16,253,288
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	5,092,288	—	(1,506,420)	3,585,868	—	20,460,463	(27,281,603)	—	74,191,608
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	23,039,894	581,218	(5,177,845)	18,443,267	395,216	(208,477)	(5,455,608)	4,570,469	191,441,117
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	650,707	—	—	650,707	—	—	(1,704,851)	—	15,389,212
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	17,859,723	4,710,575	(2,681,989)	19,888,309	—	(759,524)	395,372	2,065,664	199,479,744
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	865,016	—	—	865,016	—	—	(683,363)	—	19,583,969
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	964,657	84,432	—	1,049,089	327,411	—	(1,438,800)	126,944	4,668,446
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Class 1 Shares
	1,570,853	84,995	(1,655,848)	—	—	(2,943,291)	2,488,576	628,983	—
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	39,573,271	9,789,166	(6,084,699)	43,277,738	4,768,924	(517,094)	(14,275,752)	10,019,531	455,281,804
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	1,168,303	9,737	—	1,178,040	—	—	(1,222,833)	—	24,668,160
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	25

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	1,014,304	12,553	—	1,026,857	—	—	(3,889,794)	—	24,891,000
Total					15,499,451	64,264,690	(266,651,371)	54,362,466	2,881,000,712

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2018.
Currency Legend
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Portfolio Navigator Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Conservative Portfolio, December 31, 2018
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	68,420,408	68,420,408
Equity Funds	—	—	—	1,068,225,053	1,068,225,053
Fixed-Income Funds	—	—	—	1,589,725,021	1,589,725,021
Money Market Funds	—	—	—	154,630,230	154,630,230
Total Investments in Securities	—	—	—	2,881,000,712	2,881,000,712
Investments in Derivatives
Asset
Futures Contracts	6,235,791	—	—	—	6,235,791
Swap Contracts	—	1,389,084	—	—	1,389,084
Liability
Futures Contracts	(809,094)	—	—	—	(809,094)
Total	5,426,697	1,389,084	—	2,881,000,712	2,887,816,493
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	27

Portfolio of Investments
Variable Portfolio – Moderate Portfolio, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.3%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	19,670,127	102,481,359
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares(a),(b)	15,996,580	140,929,874
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares(a),(b)	17,651,438	126,384,298
Total Alternative Strategies Funds (Cost $450,373,544)		369,795,531

Equity Funds 53.5%

Global Real Estate 1.2%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	25,299,319	200,876,595
International 15.3%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	7,690,577	125,971,655
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	30,362,258	386,815,166
CTIVP® – AQR International Core Equity Fund, Class 1 Shares(a)	81,951,409	794,928,663
CTIVP® – DFA International Value Fund, Class 1 Shares(a)	19,673,680	180,407,646
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	80,788,255	791,724,902
CTIVP® – Oppenheimer International Growth Fund, Class 1 Shares(a)	19,060,300	180,310,441
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares(a)	7,459,085	33,192,927
Total		2,493,351,400
U.S. Large Cap 31.8%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	16,611,022	333,881,548
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	15,396,215	721,928,502
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	18,555,588	298,744,968
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares(a),(b)	40,637,848	377,525,610
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(a),(b)	3,963,246	86,517,653
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	18,947,237	539,996,269
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	19,783,819	519,918,756
Equity Funds (continued)
	Shares	Value ($)
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	13,429,937	253,020,022
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	34,669,580	778,678,765
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	21,298,614	595,722,224
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	33,119,551	685,243,510
Total		5,191,177,827
U.S. Mid Cap 1.2%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	3,715,416	87,869,595
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	4,886,022	110,619,539
Total		198,489,134
U.S. Small Cap 4.0%
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(a),(b)	16,786,288	332,200,649
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	7,339,700	153,693,311
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	6,663,650	161,526,869
Total		647,420,829
Total Equity Funds (Cost $6,863,624,943)		8,731,315,785

Fixed-Income Funds 40.4%

Emerging Markets 0.4%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	6,664,609	60,048,123
High Yield 0.3%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	7,648,730	52,852,723
Investment Grade 39.4%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	152,772,602	1,539,947,825
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	19,244,938	178,593,027
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	63,329,415	597,829,682
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	30,616,292	313,204,664
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Portfolio Navigator Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2018
Fixed-Income Funds (continued)
	Shares	Value ($)
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	64,884,554	691,020,506
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	95,164,599	987,808,542
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	117,236,717	1,175,884,267
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	89,666,554	943,292,147
Total		6,427,580,660
Multisector 0.3%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	13,774,851	55,374,899
Total Fixed-Income Funds (Cost $6,756,210,612)		6,595,856,405

Money Market Funds 3.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(a),(c)	452,364,702	452,319,465
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 2.023%(a),(c)	112,308,780	112,308,780
Total Money Market Funds (Cost $564,635,461)		564,628,245
Total Investments in Securities (Cost: $14,634,844,560)		16,261,595,966
Other Assets & Liabilities, Net		64,333,662
Net Assets		16,325,929,628

At December 31, 2018, securities and/or cash totaling $67,725,391 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE 100 Index	525	03/2019	GBP	34,959,750	138,973	—
TOPIX Index	688	03/2019	JPY	10,275,280,000	—	(5,622,797)
U.S. Long Bond	1,302	03/2019	USD	190,092,000	8,978,915	—
U.S. Treasury 2-Year Note	1,514	03/2019	USD	321,441,125	2,113,083	—
U.S. Ultra Treasury Bond	1,156	03/2019	USD	185,718,625	9,480,211	—
Total					20,711,182	(5,622,797)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50	(2,130)	03/2019	EUR	(63,346,200)	1,380,269	—
MSCI Emerging Markets Index	(4,092)	03/2019	USD	(197,807,280)	1,473,711	—
Russell 2000 E-mini	(2,760)	03/2019	USD	(186,162,000)	5,541,967	—
S&P 500 E-mini	(3,278)	03/2019	USD	(410,602,280)	8,170,481	—
S&P/TSE 60 Index	(306)	03/2019	CAD	(52,466,760)	198,014	—
Total					16,764,442	—

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	USD	183,114,000	6,642,669	—	—	6,642,669	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	29

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2018
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	362,032,455	1,072,883,794	(982,551,547)	452,364,702	—	(24,533)	(10,318)	6,875,256	452,319,465
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	39,149,491	53,386	(19,532,750)	19,670,127	—	(22,197,850)	(960,319)	317,111	102,481,359
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	37,210,744	83,348	(20,683,070)	16,611,022	—	226,994,517	(246,877,174)	—	333,881,548
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	18,656,166	40,766	(3,300,717)	15,396,215	—	70,475,134	(90,725,178)	—	721,928,502
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	15,996,580	—	—	15,996,580	—	—	(13,117,196)	—	140,929,874
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	6,364,379	300,230	—	6,664,609	—	—	(7,377,856)	2,827,537	60,048,123
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	12,257,691	116,435	(4,683,549)	7,690,577	—	17,726,252	(60,111,000)	1,249,645	125,971,655
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 2.023%
	17,112	112,291,668	—	112,308,780	—	—	—	778,922	112,308,780
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	7,073,155	575,575	—	7,648,730	—	—	(4,702,488)	2,638,782	52,852,723
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	168,641,070	5,536,842	(21,405,310)	152,772,602	11,879,412	2,159,974	(48,516,232)	38,448,777	1,539,947,825
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	18,504,268	51,320	—	18,555,588	—	—	(12,348,815)	—	298,744,968
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	23,417,154	469,189	(4,641,405)	19,244,938	—	(4,588,777)	995,061	3,839,050	178,593,027
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	58,952,690	8,828,545	(4,451,820)	63,329,415	17,250,725	(35,792)	(69,446,637)	19,508,787	597,829,682
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	26,555,610	3,806,648	—	30,362,258	—	—	(87,306,842)	11,299,875	386,815,166
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	—	40,637,848	—	40,637,848	—	—	(43,341,390)	—	377,525,610
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	6,578,498	18,927	(2,634,179)	3,963,246	—	38,313,557	(51,097,211)	—	86,517,653
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	12,955,239	819,612	—	13,774,851	—	—	(2,097,426)	1,876,048	55,374,899
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	17,704,990	—	(918,702)	16,786,288	—	11,517,415	(65,289,962)	—	332,200,649
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	33,814,786	1,064,690	(4,263,184)	30,616,292	286,152	(1,406,116)	(2,854,804)	9,425,518	313,204,664
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	147,817,849	5,423,581	(88,356,876)	64,884,554	9,367,456	(10,651,157)	(67,822,570)	43,243,355	691,020,506
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Portfolio Navigator Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – AQR International Core Equity Fund, Class 1 Shares
	61,699,776	20,251,633	—	81,951,409	1,807,510	—	(139,938,399)	16,030,838	794,928,663
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares
	17,651,438	—	—	17,651,438	—	—	(10,237,834)	—	126,384,298
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	24,622,790	676,529	—	25,299,319	1,688,385	—	(17,580,983)	4,028,288	200,876,595
CTIVP® – DFA International Value Fund, Class 1 Shares
	41,702,011	1,439,477	(23,467,808)	19,673,680	1,836,528	(16,349,114)	(66,335,190)	12,000,386	180,407,646
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	78,375,963	6,219,399	(3,807,107)	80,788,255	2,858,904	5,420,243	(172,750,422)	19,950,773	791,724,902
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	18,894,016	53,221	—	18,947,237	—	—	(13,392,928)	—	539,996,269
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	19,783,819	—	—	19,783,819	—	—	(5,341,631)	—	519,918,756
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	18,515,737	2,302,714	(7,388,514)	13,429,937	—	63,897,584	(84,025,938)	—	253,020,022
CTIVP® – MFS® Value Fund, Class 1 Shares
	43,334,424	2,459,648	(11,124,492)	34,669,580	—	135,570,453	(224,967,690)	—	778,678,765
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	21,298,614	—	—	21,298,614	—	—	16,825,905	—	595,722,224
CTIVP® – Oppenheimer International Growth Fund, Class 1 Shares
	36,957,945	1,870,418	(19,768,063)	19,060,300	15,547,748	(23,115,148)	(67,398,743)	4,125,494	180,310,441
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	42,493,949	102,280	(9,476,678)	33,119,551	—	127,494,263	(197,986,502)	—	685,243,510
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	113,144,388	2,914,901	(20,894,690)	95,164,599	1,993,359	(3,393,541)	(24,291,225)	23,052,148	987,808,542
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	3,715,416	—	—	3,715,416	—	—	(9,734,390)	—	87,869,595
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	50,778,059	72,949,985	(6,491,327)	117,236,717	—	(1,847,063)	4,626,698	5,962,165	1,175,884,267
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	4,886,022	—	—	4,886,022	—	—	(3,859,958)	—	110,619,539
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	6,858,770	600,315	—	7,459,085	2,327,908	—	(10,229,952)	902,581	33,192,927
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Class 1 Shares
	7,648,535	413,845	(8,062,380)	—	—	(13,447,568)	11,233,546	3,062,539	—
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	105,915,956	4,218,383	(20,467,785)	89,666,554	12,554,841	3,910,253	(47,125,697)	26,377,779	943,292,147
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	7,302,817	36,883	—	7,339,700	—	—	(7,565,789)	—	153,693,311
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	31

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	6,663,650	—	—	6,663,650	—	—	(25,121,959)	—	161,526,869
Total					79,398,928	606,422,986	(1,968,207,438)	257,821,654	16,261,595,966

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2018.
Currency Legend
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Portfolio Navigator Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Moderate Portfolio, December 31, 2018
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	369,795,531	369,795,531
Equity Funds	—	—	—	8,731,315,785	8,731,315,785
Fixed-Income Funds	—	—	—	6,595,856,405	6,595,856,405
Money Market Funds	—	—	—	564,628,245	564,628,245
Total Investments in Securities	—	—	—	16,261,595,966	16,261,595,966
Investments in Derivatives
Asset
Futures Contracts	37,475,624	—	—	—	37,475,624
Swap Contracts	—	6,642,669	—	—	6,642,669
Liability
Futures Contracts	(5,622,797)	—	—	—	(5,622,797)
Total	31,852,827	6,642,669	—	16,261,595,966	16,300,091,462
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	33

Portfolio of Investments
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.5%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	14,127,734	73,605,498
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares(a),(b)	6,252,309	55,082,841
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares(a),(b)	8,951,926	64,095,791
Total Alternative Strategies Funds (Cost $234,934,415)		192,784,130

Equity Funds 66.4%

Global Real Estate 1.6%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	15,496,798	123,044,579
International 18.7%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	2,464,411	40,367,057
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	16,166,290	205,958,535
CTIVP® – AQR International Core Equity Fund, Class 1 Shares(a)	47,054,975	456,433,257
CTIVP® – DFA International Value Fund, Class 1 Shares(a)	13,601,418	124,725,003
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	46,483,068	455,534,062
CTIVP® – Oppenheimer International Growth Fund, Class 1 Shares(a)	13,111,466	124,034,471
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares(a)	4,843,520	21,553,663
Total		1,428,606,048
U.S. Large Cap 39.5%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	9,951,789	200,030,961
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	9,471,565	444,121,697
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	9,567,312	154,033,719
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares(a),(b)	25,628,915	238,092,616
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(a),(b)	11,608,494	253,413,421
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	10,030,531	285,870,127
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	10,802,132	283,880,025
Equity Funds (continued)
	Shares	Value ($)
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	12,608,475	237,543,660
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	7,716,617	173,315,219
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	11,396,253	318,753,207
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	20,875,598	431,916,130
Total		3,020,970,782
U.S. Mid Cap 2.1%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	3,069,266	72,588,146
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	3,733,473	84,525,825
Total		157,113,971
U.S. Small Cap 4.5%
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(a),(b)	6,865,603	135,870,281
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	4,770,818	99,900,935
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	4,323,660	104,805,515
Total		340,576,731
Total Equity Funds (Cost $4,101,167,604)		5,070,312,111

Fixed-Income Funds 25.7%

Emerging Markets 0.3%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	2,301,285	20,734,574
High Yield 0.2%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	2,501,299	17,283,976
Investment Grade 25.1%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	52,840,924	532,636,518
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	10,973,587	101,834,887
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	10,649,502	100,531,298
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	9,349,689	95,647,317
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Portfolio Navigator Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2018
Fixed-Income Funds (continued)
	Shares	Value ($)
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	18,875,564	201,024,752
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	23,980,010	248,912,505
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	24,663,759	247,377,507
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	36,859,306	387,759,900
Total		1,915,724,684
Multisector 0.1%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	2,991,319	12,025,104
Total Fixed-Income Funds (Cost $2,018,208,993)		1,965,768,338

Money Market Funds 5.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(a),(c)	310,090,440	310,059,431
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 2.023%(a),(c)	79,792,637	79,792,637
Total Money Market Funds (Cost $389,856,100)		389,852,068
Total Investments in Securities (Cost: $6,744,167,112)		7,618,716,647
Other Assets & Liabilities, Net		23,306,069
Net Assets		7,642,022,716

At December 31, 2018, securities and/or cash totaling $23,671,741 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE 100 Index	343	03/2019	GBP	22,840,370	90,796	—
TOPIX Index	388	03/2019	JPY	5,794,780,000	—	(3,170,996)
U.S. Long Bond	631	03/2019	USD	92,126,000	4,351,533	—
U.S. Ultra Treasury Bond	758	03/2019	USD	121,777,438	6,216,263	—
Total					10,658,592	(3,170,996)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50	(549)	03/2019	EUR	(16,327,260)	355,759	—
MSCI Emerging Markets Index	(1,797)	03/2019	USD	(86,866,980)	647,180	—
Russell 2000 E-mini	(949)	03/2019	USD	(64,010,050)	1,905,553	—
S&P 500 E-mini	(643)	03/2019	USD	(80,542,180)	1,602,690	—
S&P/TSE 60 Index	(89)	03/2019	CAD	(15,259,940)	57,592	—
Total					4,568,774	—

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	USD	57,559,000	2,088,013	—	—	2,088,013	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	35

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2018
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	276,925,378	392,166,670	(359,001,608)	310,090,440	—	(19,607)	(8,443)	5,512,950	310,059,431
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	27,810,972	196,273	(13,879,511)	14,127,734	—	(12,521,450)	(4,007,027)	225,269	73,605,498
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	25,825,880	47,034	(15,921,125)	9,951,789	—	166,570,953	(176,580,859)	—	200,030,961
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	11,469,491	210,146	(2,208,072)	9,471,565	—	47,182,797	(60,493,823)	—	444,121,697
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	6,155,574	96,735	—	6,252,309	—	—	(5,099,663)	—	55,082,841
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	2,197,615	103,670	—	2,301,285	—	—	(2,547,569)	976,347	20,734,574
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	5,915,950	214,722	(3,666,261)	2,464,411	—	11,881,938	(28,732,472)	522,703	40,367,057
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 2.023%
	1,002	79,791,635	—	79,792,637	—	—	—	553,314	79,792,637
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	2,375,419	125,880	—	2,501,299	—	—	(1,560,387)	886,197	17,283,976
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	60,663,325	1,923,750	(9,746,151)	52,840,924	4,179,779	1,354,903	(17,935,864)	13,528,227	532,636,518
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	9,557,667	9,645	—	9,567,312	—	—	(6,333,646)	—	154,033,719
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	12,051,258	243,516	(1,321,187)	10,973,587	—	(1,318,701)	(550,757)	2,060,788	101,834,887
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	9,007,160	2,907,286	(1,264,944)	10,649,502	2,543,455	(398,851)	(10,217,347)	2,876,384	100,531,298
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	15,896,312	1,923,369	(1,653,391)	16,166,290	—	3,422,437	(51,350,592)	6,475,267	205,958,535
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	—	25,628,915	—	25,628,915	—	—	(27,638,384)	—	238,092,616
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	14,080,720	1,216,116	(3,688,342)	11,608,494	—	31,446,200	(67,437,800)	—	253,413,421
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	2,888,055	103,264	—	2,991,319	—	—	(465,187)	418,219	12,025,104
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	7,900,016	50,322	(1,084,735)	6,865,603	—	3,729,274	(25,476,717)	—	135,870,281
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	9,055,684	294,005	—	9,349,689	81,501	—	(1,025,938)	2,684,558	95,647,317
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	47,560,899	1,684,547	(30,369,882)	18,875,564	2,949,726	(7,989,388)	(17,014,289)	13,616,934	201,024,752
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Portfolio Navigator Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – AQR International Core Equity Fund, Class 1 Shares
	37,224,720	15,290,741	(5,460,486)	47,054,975	1,013,939	8,061,713	(83,918,122)	8,999,674	456,433,257
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares
	8,951,926	—	—	8,951,926	—	—	(5,192,117)	—	64,095,791
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	15,082,398	414,400	—	15,496,798	1,034,200	—	(10,769,023)	2,467,480	123,044,579
CTIVP® – DFA International Value Fund, Class 1 Shares
	28,527,337	985,115	(15,911,034)	13,601,418	1,327,743	8,063,894	(69,856,911)	8,595,413	124,725,003
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	46,416,284	5,478,504	(5,411,720)	46,483,068	1,634,308	8,746,033	(102,674,990)	11,431,404	455,534,062
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	10,007,660	22,871	—	10,030,531	—	—	(7,077,017)	—	285,870,127
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	10,802,132	—	—	10,802,132	—	—	(2,916,575)	—	283,880,025
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	14,942,727	3,980,431	(6,314,683)	12,608,475	—	29,104,757	(48,925,988)	—	237,543,660
CTIVP® – MFS® Value Fund, Class 1 Shares
	13,670,386	28,679	(5,982,448)	7,716,617	—	88,043,299	(109,050,119)	—	173,315,219
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	11,396,253	—	—	11,396,253	—	—	9,003,040	—	318,753,207
CTIVP® – Oppenheimer International Growth Fund, Class 1 Shares
	24,298,327	1,237,330	(12,424,191)	13,111,466	10,328,615	(11,188,641)	(49,850,474)	2,737,148	124,034,471
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	27,306,354	46,186	(6,476,942)	20,875,598	—	87,306,888	(131,719,625)	—	431,916,130
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	28,058,501	678,881	(4,757,372)	23,980,010	495,584	(356,528)	(6,457,709)	5,731,170	248,912,505
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	3,069,266	—	—	3,069,266	—	—	(8,041,477)	—	72,588,146
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	955,423	23,708,336	—	24,663,759	—	—	1,465,615	119,476	247,377,507
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	3,733,473	—	—	3,733,473	—	—	(2,949,443)	—	84,525,825
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	4,453,708	389,812	—	4,843,520	1,511,616	—	(6,642,770)	586,087	21,553,663
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Class 1 Shares
	2,726,007	147,498	(2,873,505)	—	—	(4,786,754)	3,997,657	1,091,517	—
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	41,104,142	1,577,420	(5,822,256)	36,859,306	4,980,664	(3,595,260)	(13,167,599)	10,464,399	387,759,900
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	5,028,102	84,032	(341,316)	4,770,818	—	3,649,800	(7,965,102)	—	99,900,935
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	37

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	4,541,672	—	(218,012)	4,323,660	—	2,980,305	(19,236,446)	—	104,805,515
Total					32,081,130	459,370,011	(1,176,421,959)	102,560,925	7,618,716,647

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2018.
Currency Legend
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Portfolio Navigator Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Moderately Aggressive Portfolio, December 31, 2018
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	192,784,130	192,784,130
Equity Funds	—	—	—	5,070,312,111	5,070,312,111
Fixed-Income Funds	—	—	—	1,965,768,338	1,965,768,338
Money Market Funds	—	—	—	389,852,068	389,852,068
Total Investments in Securities	—	—	—	7,618,716,647	7,618,716,647
Investments in Derivatives
Asset
Futures Contracts	15,227,366	—	—	—	15,227,366
Swap Contracts	—	2,088,013	—	—	2,088,013
Liability
Futures Contracts	(3,170,996)	—	—	—	(3,170,996)
Total	12,056,370	2,088,013	—	7,618,716,647	7,632,861,030
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	39

Portfolio of Investments
Variable Portfolio – Aggressive Portfolio, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.2%
	Shares	Value ($)
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares(a)	5,423,895	28,258,495
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares(a),(b)	1,263,244	11,129,177
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares(a),(b)	1,853,038	13,267,752
Total Alternative Strategies Funds (Cost $63,024,374)		52,655,424

Equity Funds 80.2%

Global Real Estate 1.9%
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares(a)	5,813,314	46,157,714
International 21.2%
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares(a)	1,239,591	20,304,501
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	3,843,093	48,961,006
CTIVP® – AQR International Core Equity Fund, Class 1 Shares(a)	17,697,100	171,661,873
CTIVP® – DFA International Value Fund, Class 1 Shares(a)	4,622,948	42,392,432
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	17,480,015	171,304,146
CTIVP® – Oppenheimer International Growth Fund, Class 1 Shares(a)	4,473,299	42,317,406
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares(a)	1,748,636	7,781,428
Total		504,722,792
U.S. Large Cap 48.8%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	3,701,864	74,407,459
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	3,374,592	158,234,603
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	7,036,322	113,284,792
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares(a),(b)	8,900,768	82,688,139
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares(a),(b)	6,585,056	143,751,768
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	3,487,143	99,383,582
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	3,676,363	96,614,826
Equity Funds (continued)
	Shares	Value ($)
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares(a),(b)	4,133,941	77,883,445
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	3,129,501	70,288,603
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	4,060,966	113,585,222
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	6,364,994	131,691,717
Total		1,161,814,156
U.S. Mid Cap 2.3%
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	1,047,608	24,775,930
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	1,320,542	29,897,072
Total		54,673,002
U.S. Small Cap 6.0%
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(a),(b)	3,447,782	68,231,609
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	1,786,495	37,409,206
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	1,561,728	37,856,285
Total		143,497,100
Total Equity Funds (Cost $1,600,844,724)		1,910,864,764

Exchange-Traded Funds 0.6%

iShares MSCI EAFE ETF	249,311	14,654,501
Total Exchange-Traded Funds (Cost $14,628,597)		14,654,501

Fixed-Income Funds 11.9%

Emerging Markets 0.2%
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares(a)	502,152	4,524,390
High Yield 0.0%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	6,267	43,305
Investment Grade 11.6%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	6,110,301	61,591,836
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	3,673,666	34,679,411
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Portfolio Navigator Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2018
Fixed-Income Funds (continued)
	Shares	Value ($)
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	2,649,764	28,219,986
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	4,058,330	42,125,467
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	5,351,602	53,676,571
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	5,275,972	55,503,222
Total		275,796,493
Multisector 0.1%
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares(a)	654,201	2,629,888
Total Fixed-Income Funds (Cost $290,657,018)		282,994,076

Money Market Funds 4.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(a),(c)	80,672,117	80,664,049
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 2.023%(a),(c)	30,964,414	30,964,414
Total Money Market Funds (Cost $111,629,540)		111,628,463
Total Investments in Securities (Cost: $2,080,784,253)		2,372,797,228
Other Assets & Liabilities, Net		8,430,363
Net Assets		2,381,227,591

At December 31, 2018, securities and/or cash totaling $8,736,985 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50	257	03/2019	EUR	7,643,180	—	(168,328)
FTSE 100 Index	292	03/2019	GBP	19,444,280	77,296	—
TOPIX Index	216	03/2019	JPY	3,225,960,000	—	(1,765,297)
U.S. Ultra Treasury Bond	208	03/2019	USD	33,416,500	1,705,782	—
Total					1,783,078	(1,933,625)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI Emerging Markets Index	(708)	03/2019	USD	(34,224,720)	254,983	—
Russell 2000 E-mini	(507)	03/2019	USD	(34,197,150)	1,018,035	—
S&P 500 E-mini	(174)	03/2019	USD	(21,795,240)	433,698	—
Total					1,706,716	—

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	USD	8,500,000	301,450	—	—	301,450	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	41

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2018
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	75,958,140	110,711,278	(105,997,301)	80,672,117	—	(4,652)	(2,495)	1,489,598	80,664,049
Columbia Variable Portfolio – Commodity Strategy Fund, Class 1 Shares
	10,795,164	14,721	(5,385,990)	5,423,895	—	(5,607,380)	(778,310)	87,441	28,258,495
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	8,073,289	35,969	(4,407,394)	3,701,864	—	44,816,618	(49,255,514)	—	74,407,459
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	4,167,550	18,090	(811,048)	3,374,592	—	17,484,062	(21,505,205)	—	158,234,603
Columbia Variable Portfolio – Diversified Absolute Return Fund, Class 1 Shares
	1,141,645	121,599	—	1,263,244	—	—	(1,004,574)	—	11,129,177
Columbia Variable Portfolio – Emerging Markets Bond Fund, Class 1 Shares
	479,531	22,621	—	502,152	—	—	(555,892)	213,044	4,524,390
Columbia Variable Portfolio – Emerging Markets Fund, Class 1 Shares
	1,920,194	22,131	(702,734)	1,239,591	—	3,472,153	(10,224,009)	198,329	20,304,501
Columbia Variable Portfolio – Government Money Market Fund, Class 1 Shares, 2.023%
	998	30,963,416	—	30,964,414	—	—	—	214,725	30,964,414
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	5,952	315	—	6,267	—	—	(3,909)	2,220	43,305
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	7,520,220	212,670	(1,622,589)	6,110,301	499,475	(72,523)	(1,972,669)	1,616,594	61,591,836
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	6,997,928	38,394	—	7,036,322	—	—	(4,684,297)	—	113,284,792
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	2,767,310	906,356	—	3,673,666	838,882	—	(3,371,665)	948,689	34,679,411
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	3,706,597	573,979	(437,483)	3,843,093	—	951,248	(12,247,003)	1,506,590	48,961,006
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	—	8,900,768	—	8,900,768	—	—	(9,640,861)	—	82,688,139
Columbia Variable Portfolio – Select Large-Cap Value Fund, Class 1 Shares
	7,879,160	32,474	(1,326,578)	6,585,056	—	19,426,111	(39,649,809)	—	143,751,768
Columbia Variable Portfolio – Strategic Income Fund, Class 1 Shares
	631,617	22,584	—	654,201	—	—	(101,736)	91,464	2,629,888
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	3,715,197	9,729	(277,144)	3,447,782	—	3,003,321	(13,968,079)	—	68,231,609
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	8,935,364	292,446	(6,578,046)	2,649,764	550,906	(2,410,818)	(2,364,060)	2,543,170	28,219,986
CTIVP® – AQR International Core Equity Fund, Class 1 Shares
	14,635,028	5,083,564	(2,021,492)	17,697,100	399,683	1,572,331	(31,461,330)	3,550,796	171,661,873
CTIVP® – AQR Managed Futures Strategy Fund, Class 1 Shares
	1,853,038	—	—	1,853,038	—	—	(1,074,761)	—	13,267,752
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Portfolio Navigator Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – CenterSquare Real Estate Fund, Class 1 Shares
	5,657,860	155,454	—	5,813,314	387,959	—	(4,039,784)	925,626	46,157,714
CTIVP® – DFA International Value Fund, Class 1 Shares
	9,243,179	349,944	(4,970,175)	4,622,948	419,967	757,820	(20,080,280)	2,734,904	42,392,432
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	18,063,489	1,420,690	(2,004,164)	17,480,015	636,958	1,221,349	(37,868,987)	4,460,006	171,304,146
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	3,464,467	22,676	—	3,487,143	—	—	(2,462,667)	—	99,383,582
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	3,668,275	8,088	—	3,676,363	—	—	(1,005,805)	—	96,614,826
CTIVP® – MFS® Blended Research® Core Equity Fund, Class 1 Shares
	4,889,007	27,419	(782,485)	4,133,941	—	8,570,496	(14,995,247)	—	77,883,445
CTIVP® – MFS® Value Fund, Class 1 Shares
	4,961,706	23,274	(1,855,479)	3,129,501	—	26,073,818	(34,311,377)	—	70,288,603
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	4,045,532	15,434	—	4,060,966	—	—	3,171,781	—	113,585,222
CTIVP® – Oppenheimer International Growth Fund, Class 1 Shares
	8,111,457	447,830	(4,085,988)	4,473,299	3,458,391	(7,311,439)	(13,110,892)	918,950	42,317,406
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	8,336,531	35,258	(2,006,795)	6,364,994	—	27,020,271	(40,394,756)	—	131,691,717
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	4,277,756	97,480	(316,906)	4,058,330	79,368	(66,364)	(957,452)	917,850	42,125,467
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	1,045,455	2,153	—	1,047,608	—	—	(2,745,174)	—	24,775,930
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	—	5,351,602	—	5,351,602	—	—	336,570	—	53,676,571
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	1,318,245	2,297	—	1,320,542	—	—	(1,046,384)	—	29,897,072
Variable Portfolio – Columbia Wanger International Equities Fund, Class 1 Shares
	1,607,903	140,733	—	1,748,636	545,732	—	(2,398,211)	211,592	7,781,428
Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Class 1 Shares
	619,454	33,517	(652,971)	—	—	(945,847)	766,534	248,035	—
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	5,382,432	656,148	(762,608)	5,275,972	680,595	(59,821)	(2,153,583)	1,429,934	55,503,222
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	1,852,100	2,376	(67,981)	1,786,495	—	926,307	(2,588,820)	—	37,409,206
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	1,617,385	2,017	(57,674)	1,561,728	—	926,974	(6,791,779)	—	37,856,285
Total					8,497,916	139,744,035	(386,542,491)	24,309,557	2,358,142,727

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	43

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2018
Currency Legend
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
44	Portfolio Navigator Funds | Annual Report 2018

Portfolio of Investments   (continued)
Variable Portfolio – Aggressive Portfolio, December 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	—	—	—	52,655,424	52,655,424
Equity Funds	—	—	—	1,910,864,764	1,910,864,764
Exchange-Traded Funds	14,654,501	—	—	—	14,654,501
Fixed-Income Funds	—	—	—	282,994,076	282,994,076
Money Market Funds	—	—	—	111,628,463	111,628,463
Total Investments in Securities	14,654,501	—	—	2,358,142,727	2,372,797,228
Investments in Derivatives
Asset
Futures Contracts	3,489,794	—	—	—	3,489,794
Swap Contracts	—	301,450	—	—	301,450
Liability
Futures Contracts	(1,933,625)	—	—	—	(1,933,625)
Total	16,210,670	301,450	—	2,358,142,727	2,374,654,847
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	45

Statement of Assets and Liabilities
December 31, 2018
	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Assets
Investments in securities, at value
Affiliated issuers (cost $1,028,234,749, $2,749,109,799, $14,634,844,560, respectively)	$1,017,059,497	$2,881,000,712	$16,261,595,966
Cash	—	704	—
Margin deposits on:
Futures contracts	3,161,307	8,173,092	61,362,720
Swap contracts	727,499	1,330,534	6,362,671
Receivable for:
Investments sold	669,710	3,076,116	20,699,973
Capital shares sold	544,407	—	—
Dividends	102,687	248,915	867,752
Variation margin for futures contracts	246,805	336,513	2,225,692
Expense reimbursement due from Investment Manager	—	2,078	—
Prepaid expenses	3,709	7,817	36,973
Total assets	1,022,515,621	2,894,176,481	16,353,151,747
Liabilities
Payable for:
Capital shares purchased	1,214,116	3,076,116	20,699,973
Variation margin for futures contracts	74,282	600,056	4,543,493
Variation margin for swap contracts	13,506	24,701	118,123
Management services fees	4,794	12,467	56,412
Distribution and/or service fees	20,944	59,261	334,498
Service fees	51,488	147,715	839,227
Compensation of board members	60,466	119,430	479,790
Compensation of chief compliance officer	247	707	3,973
Other expenses	35,300	48,995	146,630
Total liabilities	1,475,143	4,089,448	27,222,119
Net assets applicable to outstanding capital stock	$1,021,040,478	$2,890,087,033	$16,325,929,628
Represented by
Trust capital	$1,021,040,478	$2,890,087,033	$16,325,929,628
Total - representing net assets applicable to outstanding capital stock	$1,021,040,478	$2,890,087,033	$16,325,929,628
Class 2
Net assets	$450,440,330	$1,311,636,606	$7,293,208,210
Shares outstanding	33,386,297	89,534,036	457,899,411
Net asset value per share	$13.49	$14.65	$15.93
Class 4
Net assets	$570,600,148	$1,578,450,427	$9,032,721,418
Shares outstanding	42,306,133	107,544,480	566,374,855
Net asset value per share	$13.49	$14.68	$15.95
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Portfolio Navigator Funds | Annual Report 2018

Statement of Assets and Liabilities  (continued)
December 31, 2018
	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Assets
Investments in securities, at value
Unaffiliated issuers (cost $—, $14,628,597, respectively)	$—	$14,654,501
Affiliated issuers (cost $6,744,167,112, $2,066,155,656, respectively)	7,618,716,647	2,358,142,727
Margin deposits on:
Futures contracts	21,671,735	8,441,635
Swap contracts	2,000,006	295,350
Receivable for:
Investments sold	6,766,720	1,205,356
Dividends	623,731	165,243
Variation margin for futures contracts	1,060,319	247,400
Prepaid expenses	18,631	6,896
Total assets	7,650,857,789	2,383,159,108
Liabilities
Payable for:
Capital shares purchased	6,766,720	1,205,356
Variation margin for futures contracts	1,100,910	400,289
Variation margin for swap contracts	37,130	5,483
Management services fees	31,627	9,850
Distribution and/or service fees	156,376	48,660
Service fees	394,983	123,234
Compensation of board members	259,956	92,085
Compensation of chief compliance officer	1,920	602
Other expenses	85,451	45,958
Total liabilities	8,835,073	1,931,517
Net assets applicable to outstanding capital stock	$7,642,022,716	$2,381,227,591
Represented by
Trust capital	$7,642,022,716	$2,381,227,591
Total - representing net assets applicable to outstanding capital stock	$7,642,022,716	$2,381,227,591
Class 2
Net assets	$4,016,103,435	$1,301,922,682
Shares outstanding	235,602,635	71,904,779
Net asset value per share	$17.05	$18.11
Class 4
Net assets	$3,625,919,281	$1,079,304,909
Shares outstanding	212,381,417	59,515,416
Net asset value per share	$17.07	$18.13
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	47

Statement of Operations
Year Ended December 31, 2018
	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Net investment income
Income:
Dividends — affiliated issuers	$22,415,280	$54,362,466	$257,821,654
Other income	21,256	102,023	686,584
Total income	22,436,536	54,464,489	258,508,238
Expenses:
Management services fees	566,496	1,485,499	6,547,026
Distribution and/or service fees
Class 2	1,233,267	3,624,123	20,074,843
Class 4	1,615,384	4,545,144	25,950,396
Service fees	682,443	1,957,473	11,032,055
Compensation of board members	26,969	56,683	266,539
Custodian fees	20,097	20,780	24,255
Printing and postage fees	25,179	65,943	355,170
Audit fees	21,225	21,225	21,225
Legal fees	17,065	35,900	169,739
Compensation of chief compliance officer	232	671	3,802
Other	19,448	46,497	237,693
Total expenses	4,227,805	11,859,938	64,682,743
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(30,349)	(92,397)	—
Total net expenses	4,197,456	11,767,541	64,682,743
Net investment income	18,239,080	42,696,948	193,825,495
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	3,080,743	64,264,690	606,422,986
Capital gain distributions from underlying affiliated funds	5,704,209	15,499,451	79,398,928
Foreign currency translations	(13,457)	(8,598)	(206,021)
Futures contracts	4,446,961	12,564,859	69,848,337
Swap contracts	(149,253)	(272,971)	(1,305,361)
Net realized gain	13,069,203	92,047,431	754,158,869
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	(66,004,391)	(266,651,371)	(1,968,207,438)
Foreign currency translations	(56,534)	(44,660)	(350,879)
Futures contracts	1,703,580	4,616,586	36,115,505
Swap contracts	759,518	1,389,084	6,642,669
Net change in unrealized appreciation (depreciation)	(63,597,827)	(260,690,361)	(1,925,800,143)
Net realized and unrealized loss	(50,528,624)	(168,642,930)	(1,171,641,274)
Net decrease in net assets resulting from operations	$(32,289,544)	$(125,945,982)	$(977,815,779)
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Portfolio Navigator Funds | Annual Report 2018

Statement of Operations  (continued)
Year Ended December 31, 2018
	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Net investment income
Income:
Dividends — unaffiliated issuers	$—	$496,512
Dividends — affiliated issuers	102,560,925	24,309,557
Other income	239,077	63,035
Total income	102,800,002	24,869,104
Expenses:
Management services fees	3,905,274	1,264,264
Distribution and/or service fees
Class 2	11,435,985	3,726,762
Class 4	10,743,351	3,223,875
Service fees	5,315,719	1,665,958
Compensation of board members	134,728	49,545
Custodian fees	21,801	20,202
Printing and postage fees	173,234	56,795
Audit fees	21,225	21,225
Legal fees	85,602	31,623
Compensation of chief compliance officer	1,836	578
Other	117,298	40,096
Total expenses	31,956,053	10,100,923
Net investment income	70,843,949	14,768,181
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	459,370,011	139,744,035
Capital gain distributions from underlying affiliated funds	32,081,130	8,497,916
Foreign currency translations	(123,746)	84,759
Futures contracts	21,014,394	2,778,418
Swap contracts	(410,320)	(60,906)
Net realized gain	511,931,469	151,044,222
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	—	(2,874,555)
Investments — affiliated issuers	(1,176,421,959)	(386,542,491)
Foreign currency translations	(22,679)	(138,289)
Futures contracts	12,454,331	1,614,091
Swap contracts	2,088,013	301,450
Net change in unrealized appreciation (depreciation)	(1,161,902,294)	(387,639,794)
Net realized and unrealized loss	(649,970,825)	(236,595,572)
Net decrease in net assets resulting from operations	$(579,126,876)	$(221,827,391)
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	49

Statement of Changes in Net Assets
	Variable Portfolio – Conservative Portfolio		Variable Portfolio – Moderately Conservative Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$18,239,080	$21,432,001	$42,696,948	$47,277,004
Net realized gain	13,069,203	25,557,728	92,047,431	98,077,280
Net change in unrealized appreciation (depreciation)	(63,597,827)	49,517,702	(260,690,361)	200,404,893
Net increase (decrease) in net assets resulting from operations	(32,289,544)	96,507,431	(125,945,982)	345,759,177
Decrease in net assets from capital stock activity	(212,698,167)	(297,894,958)	(523,497,200)	(591,028,426)
Total decrease in net assets	(244,987,711)	(201,387,527)	(649,443,182)	(245,269,249)
Net assets at beginning of year	1,266,028,189	1,467,415,716	3,539,530,215	3,784,799,464
Net assets at end of year	$1,021,040,478	$1,266,028,189	$2,890,087,033	$3,539,530,215

	Variable Portfolio – Conservative Portfolio				Variable Portfolio – Moderately Conservative Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	2,297,771	31,309,823	2,131,582	28,807,768	1,309,750	19,753,610	1,831,831	27,006,949
Redemptions	(7,837,636)	(107,869,942)	(9,091,792)	(121,875,365)	(12,535,581)	(190,607,014)	(13,909,863)	(201,816,347)
Net decrease	(5,539,865)	(76,560,119)	(6,960,210)	(93,067,597)	(11,225,831)	(170,853,404)	(12,078,032)	(174,809,398)
Class 4
Subscriptions	1,602,253	21,841,812	1,495,402	20,284,577	426,625	6,473,381	400,584	5,852,606
Redemptions	(11,478,092)	(157,979,860)	(16,824,561)	(225,111,938)	(23,585,524)	(359,117,177)	(28,986,651)	(422,071,634)
Net decrease	(9,875,839)	(136,138,048)	(15,329,159)	(204,827,361)	(23,158,899)	(352,643,796)	(28,586,067)	(416,219,028)
Total net decrease	(15,415,704)	(212,698,167)	(22,289,369)	(297,894,958)	(34,384,730)	(523,497,200)	(40,664,099)	(591,028,426)
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Portfolio Navigator Funds | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Moderate Portfolio		Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$193,825,495	$199,338,584	$70,843,949	$73,761,186
Net realized gain	754,158,869	750,719,677	511,931,469	523,979,940
Net change in unrealized appreciation (depreciation)	(1,925,800,143)	1,455,258,066	(1,161,902,294)	810,544,412
Net increase (decrease) in net assets resulting from operations	(977,815,779)	2,405,316,327	(579,126,876)	1,408,285,538
Decrease in net assets from capital stock activity	(2,106,684,362)	(2,159,494,826)	(1,201,433,477)	(1,291,211,168)
Total increase (decrease) in net assets	(3,084,500,141)	245,821,501	(1,780,560,353)	117,074,370
Net assets at beginning of year	19,410,429,769	19,164,608,268	9,422,583,069	9,305,508,699
Net assets at end of year	$16,325,929,628	$19,410,429,769	$7,642,022,716	$9,422,583,069

	Variable Portfolio – Moderate Portfolio				Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	2,375,236	40,128,828	3,009,472	47,884,691	1,249,879	22,936,284	2,212,766	37,917,604
Redemptions	(34,394,664)	(577,725,044)	(30,647,740)	(488,662,770)	(25,478,904)	(466,274,747)	(25,114,815)	(430,640,890)
Net decrease	(32,019,428)	(537,596,216)	(27,638,268)	(440,778,079)	(24,229,025)	(443,338,463)	(22,902,049)	(392,723,286)
Class 4
Subscriptions	460,896	7,753,192	321,171	5,101,761	146,688	2,708,996	447,068	7,623,293
Redemptions	(93,709,307)	(1,576,841,338)	(108,250,447)	(1,723,818,508)	(41,408,995)	(760,804,010)	(52,972,132)	(906,111,175)
Net decrease	(93,248,411)	(1,569,088,146)	(107,929,276)	(1,718,716,747)	(41,262,307)	(758,095,014)	(52,525,064)	(898,487,882)
Total net decrease	(125,267,839)	(2,106,684,362)	(135,567,544)	(2,159,494,826)	(65,491,332)	(1,201,433,477)	(75,427,113)	(1,291,211,168)
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	51

Statement of Changes in Net Assets   (continued)
	Variable Portfolio – Aggressive Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income	$14,768,181	$15,132,977
Net realized gain	151,044,222	205,213,331
Net change in unrealized appreciation (depreciation)	(387,639,794)	274,328,876
Net increase (decrease) in net assets resulting from operations	(221,827,391)	494,675,184
Decrease in net assets from capital stock activity	(311,135,698)	(366,283,119)
Total increase (decrease) in net assets	(532,963,089)	128,392,065
Net assets at beginning of year	2,914,190,680	2,785,798,615
Net assets at end of year	$2,381,227,591	$2,914,190,680

	Variable Portfolio – Aggressive Portfolio
	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Subscriptions	1,698,958	33,522,592	1,954,808	35,724,436
Redemptions	(7,027,749)	(140,086,707)	(7,000,996)	(127,832,687)
Net decrease	(5,328,791)	(106,564,115)	(5,046,188)	(92,108,251)
Class 4
Subscriptions	382,175	7,606,595	440,685	8,049,951
Redemptions	(10,635,614)	(212,178,178)	(15,425,624)	(282,224,819)
Net decrease	(10,253,439)	(204,571,583)	(14,984,939)	(274,174,868)
Total net decrease	(15,582,230)	(311,135,698)	(20,031,127)	(366,283,119)
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Portfolio Navigator Funds | Annual Report 2018

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Portfolio Navigator Funds | Annual Report 2018	53

Financial Highlights
Variable Portfolio – Conservative Portfolio
The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 2
Year Ended 12/31/2018	$13.90	0.22	(0.63)	(0.41)
Year Ended 12/31/2017	$12.94	0.22	0.74	0.96
Year Ended 12/31/2016	$12.51	0.17	0.26	0.43
Year Ended 12/31/2015	$12.53	0.17	(0.19)	(0.02)
Year Ended 12/31/2014	$12.02	0.12	0.39	0.51
Class 4
Year Ended 12/31/2018	$13.89	0.22	(0.62)	(0.40)
Year Ended 12/31/2017	$12.94	0.21	0.74	0.95
Year Ended 12/31/2016	$12.51	0.17	0.26	0.43
Year Ended 12/31/2015	$12.53	0.17	(0.19)	(0.02)
Year Ended 12/31/2014	$12.01	0.12	0.40	0.52

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Portfolio Navigator Funds | Annual Report 2018

Financial Highlights  (continued)
Variable Portfolio – Conservative Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 2
Year Ended 12/31/2018	$13.49	(2.95%)	0.37%	0.37%	1.61%	18%	$450,440
Year Ended 12/31/2017	$13.90	7.42%	0.33%	0.33%	1.60%	6%	$541,013
Year Ended 12/31/2016	$12.94	3.44%	0.30%	0.30%	1.34%	14%	$593,909
Year Ended 12/31/2015	$12.51	(0.16%)	0.28%	0.28%	1.35%	27%	$557,777
Year Ended 12/31/2014	$12.53	4.24%	0.28%	0.28%	0.93%	20%	$623,543
Class 4
Year Ended 12/31/2018	$13.49	(2.88%)	0.37%	0.37%	1.60%	18%	$570,600
Year Ended 12/31/2017	$13.89	7.34%	0.33%	0.33%	1.59%	6%	$725,015
Year Ended 12/31/2016	$12.94	3.44%	0.30%	0.30%	1.35%	14%	$873,507
Year Ended 12/31/2015	$12.51	(0.16%)	0.28%	0.28%	1.35%	27%	$890,458
Year Ended 12/31/2014	$12.53	4.33%	0.28%	0.28%	0.94%	20%	$1,057,953
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	55

Financial Highlights
Variable Portfolio – Moderately Conservative Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 2
Year Ended 12/31/2018	$15.28	0.20	(0.83)	(0.63)
Year Ended 12/31/2017	$13.89	0.19	1.20	1.39
Year Ended 12/31/2016	$13.36	0.16	0.37	0.53
Year Ended 12/31/2015	$13.39	0.17	(0.20)	(0.03)
Year Ended 12/31/2014	$12.78	0.11	0.50	0.61
Class 4
Year Ended 12/31/2018	$15.30	0.20	(0.82)	(0.62)
Year Ended 12/31/2017	$13.92	0.19	1.19	1.38
Year Ended 12/31/2016	$13.38	0.16	0.38	0.54
Year Ended 12/31/2015	$13.42	0.17	(0.21)	(0.04)
Year Ended 12/31/2014	$12.81	0.11	0.50	0.61

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Portfolio Navigator Funds | Annual Report 2018

Financial Highlights  (continued)
Variable Portfolio – Moderately Conservative Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 2
Year Ended 12/31/2018	$14.65	(4.12%)	0.36%	0.36%	1.31%	10%	$1,311,637
Year Ended 12/31/2017	$15.28	10.01%	0.33%	0.33%	1.30%	4%	$1,539,179
Year Ended 12/31/2016	$13.89	3.97%	0.30%	0.30%	1.18%	8%	$1,567,642
Year Ended 12/31/2015	$13.36	(0.22%)	0.28%	0.28%	1.25%	22%	$1,566,214
Year Ended 12/31/2014	$13.39	4.77%	0.28%	0.28%	0.87%	10%	$1,730,584
Class 4
Year Ended 12/31/2018	$14.68	(4.05%)	0.36%	0.36%	1.31%	10%	$1,578,450
Year Ended 12/31/2017	$15.30	9.91%	0.33%	0.33%	1.30%	4%	$2,000,352
Year Ended 12/31/2016	$13.92	4.04%	0.30%	0.30%	1.18%	8%	$2,217,158
Year Ended 12/31/2015	$13.38	(0.30%)	0.28%	0.28%	1.25%	22%	$2,428,436
Year Ended 12/31/2014	$13.42	4.76%	0.28%	0.28%	0.86%	10%	$2,906,985
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	57

Financial Highlights
Variable Portfolio – Moderate Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 2
Year Ended 12/31/2018	$16.87	0.18	(1.12)	(0.94)
Year Ended 12/31/2017	$14.90	0.16	1.81	1.97
Year Ended 12/31/2016	$14.24	0.14	0.52	0.66
Year Ended 12/31/2015	$14.32	0.16	(0.24)	(0.08)
Year Ended 12/31/2014	$13.63	0.11	0.58	0.69
Class 4
Year Ended 12/31/2018	$16.89	0.18	(1.12)	(0.94)
Year Ended 12/31/2017	$14.92	0.16	1.81	1.97
Year Ended 12/31/2016	$14.26	0.14	0.52	0.66
Year Ended 12/31/2015	$14.34	0.16	(0.24)	(0.08)
Year Ended 12/31/2014	$13.65	0.11	0.58	0.69

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Portfolio Navigator Funds | Annual Report 2018

Financial Highlights  (continued)
Variable Portfolio – Moderate Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 2
Year Ended 12/31/2018	$15.93	(5.57%)	0.35%	0.35%	1.05%	10%	$7,293,208
Year Ended 12/31/2017	$16.87	13.22%	0.32%	0.32%	1.03%	5%	$8,266,265
Year Ended 12/31/2016	$14.90	4.64%	0.29%	0.29%	0.97%	6%	$7,712,231
Year Ended 12/31/2015	$14.24	(0.56%)	0.28%	0.28%	1.13%	23%	$7,690,136
Year Ended 12/31/2014	$14.32	5.06%	0.27%	0.27%	0.76%	8%	$8,060,457
Class 4
Year Ended 12/31/2018	$15.95	(5.56%)	0.35%	0.35%	1.05%	10%	$9,032,721
Year Ended 12/31/2017	$16.89	13.20%	0.32%	0.32%	1.03%	5%	$11,144,165
Year Ended 12/31/2016	$14.92	4.63%	0.29%	0.29%	0.97%	6%	$11,452,377
Year Ended 12/31/2015	$14.26	(0.56%)	0.28%	0.28%	1.13%	23%	$12,531,242
Year Ended 12/31/2014	$14.34	5.05%	0.27%	0.27%	0.76%	8%	$14,089,178
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	59

Financial Highlights
Variable Portfolio – Moderately Aggressive Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 2
Year Ended 12/31/2018	$18.34	0.15	(1.44)	(1.29)
Year Ended 12/31/2017	$15.79	0.13	2.42	2.55
Year Ended 12/31/2016	$15.00	0.12	0.67	0.79
Year Ended 12/31/2015	$15.11	0.14	(0.25)	(0.11)
Year Ended 12/31/2014	$14.37	0.09	0.65	0.74
Class 4
Year Ended 12/31/2018	$18.37	0.15	(1.45)	(1.30)
Year Ended 12/31/2017	$15.81	0.13	2.43	2.56
Year Ended 12/31/2016	$15.02	0.12	0.67	0.79
Year Ended 12/31/2015	$15.14	0.14	(0.26)	(0.12)
Year Ended 12/31/2014	$14.39	0.09	0.66	0.75

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
60	Portfolio Navigator Funds | Annual Report 2018

Financial Highlights  (continued)
Variable Portfolio – Moderately Aggressive Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 2
Year Ended 12/31/2018	$17.05	(7.03%)	0.36%	0.36%	0.80%	10%	$4,016,103
Year Ended 12/31/2017	$18.34	16.15%	0.33%	0.33%	0.79%	6%	$4,764,394
Year Ended 12/31/2016	$15.79	5.27%	0.30%	0.30%	0.78%	9%	$4,463,979
Year Ended 12/31/2015	$15.00	(0.73%)	0.28%	0.28%	0.89%	24%	$4,668,252
Year Ended 12/31/2014	$15.11	5.15%	0.27%	0.27%	0.62%	7%	$4,911,469
Class 4
Year Ended 12/31/2018	$17.07	(7.08%)	0.36%	0.36%	0.80%	10%	$3,625,919
Year Ended 12/31/2017	$18.37	16.19%	0.33%	0.33%	0.78%	6%	$4,658,189
Year Ended 12/31/2016	$15.81	5.26%	0.30%	0.30%	0.78%	9%	$4,841,529
Year Ended 12/31/2015	$15.02	(0.79%)	0.28%	0.28%	0.88%	24%	$5,526,022
Year Ended 12/31/2014	$15.14	5.21%	0.27%	0.27%	0.61%	7%	$6,352,004
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	61

Financial Highlights
Variable Portfolio – Aggressive Portfolio
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 2
Year Ended 12/31/2018	$19.81	0.11	(1.81)	(1.70)
Year Ended 12/31/2017	$16.66	0.10	3.05	3.15
Year Ended 12/31/2016	$15.73	0.09	0.84	0.93
Year Ended 12/31/2015	$15.85	0.10	(0.22)	(0.12)
Year Ended 12/31/2014	$15.02	0.07	0.76	0.83
Class 4
Year Ended 12/31/2018	$19.84	0.11	(1.82)	(1.71)
Year Ended 12/31/2017	$16.69	0.10	3.05	3.15
Year Ended 12/31/2016	$15.75	0.09	0.85	0.94
Year Ended 12/31/2015	$15.87	0.10	(0.22)	(0.12)
Year Ended 12/31/2014	$15.04	0.07	0.76	0.83

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
62	Portfolio Navigator Funds | Annual Report 2018

Financial Highlights  (continued)
Variable Portfolio – Aggressive Portfolio
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 2
Year Ended 12/31/2018	$18.11	(8.58%)	0.36%	0.36%	0.53%	10%	$1,301,923
Year Ended 12/31/2017	$19.81	18.91%	0.33%	0.33%	0.53%	9%	$1,529,935
Year Ended 12/31/2016	$16.66	5.91%	0.30%	0.30%	0.54%	8%	$1,371,164
Year Ended 12/31/2015	$15.73	(0.76%)	0.28%	0.28%	0.62%	26%	$1,418,902
Year Ended 12/31/2014	$15.85	5.53%	0.28%	0.28%	0.43%	10%	$1,439,472
Class 4
Year Ended 12/31/2018	$18.13	(8.62%)	0.36%	0.36%	0.53%	10%	$1,079,305
Year Ended 12/31/2017	$19.84	18.87%	0.33%	0.33%	0.53%	9%	$1,384,255
Year Ended 12/31/2016	$16.69	5.97%	0.30%	0.30%	0.54%	8%	$1,414,635
Year Ended 12/31/2015	$15.75	(0.76%)	0.28%	0.28%	0.61%	26%	$1,608,428
Year Ended 12/31/2014	$15.87	5.52%	0.28%	0.28%	0.43%	10%	$1,823,465
The accompanying Notes to Financial Statements are an integral part of this statement.
Portfolio Navigator Funds | Annual Report 2018	63

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Variable Portfolio – Conservative Portfolio; Variable Portfolio – Moderately Conservative Portfolio; Variable Portfolio – Moderate Portfolio; Variable Portfolio – Moderately Aggressive Portfolio and Variable Portfolio – Aggressive Portfolio.
Each Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). Each Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 2 and Class 4 shares. Class 2 shares are offered to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies, RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (Participating Insurance Companies). Class 4 shares are offered to participants in the Portfolio Navigator program, and to owners of other series of annuity contracts or life insurance policies issued by Participating Insurance Companies. You may not buy (nor will you own) shares of the Funds directly. You invest by buying a Contract and making all allocations to the subaccounts that invest in each Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense structure.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
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Notes to Financial Statements  (continued)
December 31, 2018
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
Each Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically
Portfolio Navigator Funds | Annual Report 2018	65

Notes to Financial Statements  (continued)
December 31, 2018
permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Each Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio
66	Portfolio Navigator Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
Certain Funds entered into credit default swap contracts as detailed below:
These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Portfolio Navigator Funds | Annual Report 2018	67

Notes to Financial Statements  (continued)
December 31, 2018
Variable Portfolio – Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	759,518*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	677,607*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	1,505,189*
Total		2,942,314

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	64,608*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(149,253)	(149,253)
Equity risk	8,029,916	—	8,029,916
Interest rate risk	(3,582,955)	—	(3,582,955)
Total	4,446,961	(149,253)	4,297,708

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	759,518	759,518
Equity risk	417,830	—	417,830
Interest rate risk	1,285,750	—	1,285,750
Total	1,703,580	759,518	2,463,098
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	58,837,306*
Futures contracts — short	48,842,735*
Credit default swap contracts — buy protection	4,678,022**

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2018.
68	Portfolio Navigator Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Variable Portfolio – Moderately Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	1,389,084*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	2,215,672*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	4,020,119*
Total		7,624,875

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	809,094*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(272,971)	(272,971)
Equity risk	18,679,448	—	18,679,448
Interest rate risk	(6,114,589)	—	(6,114,589)
Total	12,564,859	(272,971)	12,291,888

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	1,389,084	1,389,084
Equity risk	1,164,095	—	1,164,095
Interest rate risk	3,452,491	—	3,452,491
Total	4,616,586	1,389,084	6,005,670
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	116,026,155*
Futures contracts — short	128,558,353*
Credit default swap contracts — buy protection	8,555,706**

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2018.
Portfolio Navigator Funds | Annual Report 2018	69

Notes to Financial Statements  (continued)
December 31, 2018
Variable Portfolio – Moderate Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	6,642,669*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	16,903,415*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	20,572,209*
Total		44,118,293

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	5,622,797*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(1,305,361)	(1,305,361)
Equity risk	92,162,930	—	92,162,930
Interest rate risk	(22,314,593)	—	(22,314,593)
Total	69,848,337	(1,305,361)	68,542,976

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	6,642,669	6,642,669
Equity risk	17,564,796	—	17,564,796
Interest rate risk	18,550,709	—	18,550,709
Total	36,115,505	6,642,669	42,758,174
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	665,174,935*
Futures contracts — short	1,016,319,429*
Credit default swap contracts — buy protection	40,913,755**

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2018.
70	Portfolio Navigator Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Variable Portfolio – Moderately Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	2,088,013*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	4,659,570*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	10,567,796*
Total		17,315,379

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	3,170,996*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(410,320)	(410,320)
Equity risk	35,978,426	—	35,978,426
Interest rate risk	(14,964,032)	—	(14,964,032)
Total	21,014,394	(410,320)	20,604,074

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	2,088,013	2,088,013
Equity risk	3,246,060	—	3,246,060
Interest rate risk	9,208,271	—	9,208,271
Total	12,454,331	2,088,013	14,542,344
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	301,778,992*
Futures contracts — short	306,627,733*
Credit default swap contracts — buy protection	12,860,594**

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2018.
Portfolio Navigator Funds | Annual Report 2018	71

Notes to Financial Statements  (continued)
December 31, 2018
Variable Portfolio – Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	301,450*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,784,012*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	1,705,782*
Total		3,791,244

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	1,933,625*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(60,906)	(60,906)
Equity risk	6,737,529	—	6,737,529
Interest rate risk	(3,959,111)	—	(3,959,111)
Total	2,778,418	(60,906)	2,717,512

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	301,450	301,450
Equity risk	219,190	—	219,190
Interest rate risk	1,394,901	—	1,394,901
Total	1,614,091	301,450	1,915,541
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	100,630,217*
Futures contracts — short	92,756,662*
Credit default swap contracts — buy protection	1,899,183**

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2018.
72	Portfolio Navigator Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2018:
Variable Portfolio – Conservative Portfolio
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	13,506
Total financial and derivative net assets	(13,506)
Total collateral received (pledged) (b)	(13,506)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Variable Portfolio – Moderately Conservative Portfolio
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	24,701
Total financial and derivative net assets	(24,701)
Total collateral received (pledged) (b)	(24,701)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Variable Portfolio – Moderate Portfolio
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	118,123
Total financial and derivative net assets	(118,123)
Total collateral received (pledged) (b)	(118,123)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Variable Portfolio – Moderately Aggressive Portfolio
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	37,130
Total financial and derivative net assets	(37,130)
Total collateral received (pledged) (b)	(37,130)
Net amount (c)	-

Portfolio Navigator Funds | Annual Report 2018	73

Notes to Financial Statements  (continued)
December 31, 2018
(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Variable Portfolio – Aggressive Portfolio
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	5,483
Total financial and derivative net assets	(5,483)
Total collateral received (pledged) (b)	(5,483)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
Each Fund is treated as a partnership for federal income tax purposes, and the Funds do not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of each Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of each Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
74	Portfolio Navigator Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
Each Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management fee (or investment advisory fee, as applicable) to the Investment Manager, and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management fee (or investment advisory fee, as applicable) to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management fee to the Investment Manager, third party funds, derivatives and individual securities.
Portfolio Navigator Funds | Annual Report 2018	75

Notes to Financial Statements  (continued)
December 31, 2018
The effective management services fee rates based on each Fund’s average daily net assets for the year ended December 31, 2018 were as follows:
Effective management services fee rate (%)
Variable Portfolio – Conservative Portfolio	0.05
Variable Portfolio – Moderately Conservative Portfolio	0.05
Variable Portfolio – Moderate Portfolio	0.04
Variable Portfolio – Moderately Aggressive Portfolio	0.04
Variable Portfolio – Aggressive Portfolio	0.05
In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which the Funds invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Funds.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Service fees
Each Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, each Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are directly or indirectly in each Fund, up to a cap approved by the Board of Trustees from time to time.
For the year ended December 31, 2018, each Fund’s effective service fee rate as a percentage of the Fund’s average daily net assets was as follows:
Effective service fee (%)
Variable Portfolio – Conservative Portfolio	0.06
Variable Portfolio – Moderately Conservative Portfolio	0.06
Variable Portfolio – Moderate Portfolio	0.06
Variable Portfolio – Moderately Aggressive Portfolio	0.06
Variable Portfolio – Aggressive Portfolio	0.06
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to each Fund.
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Notes to Financial Statements  (continued)
December 31, 2018
Distribution and/or service fees
The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 and Class 4 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019		Prior to May 1, 2018
	Class 2 (%)	Class 4 (%)	Class 2 (%)	Class 4 (%)
Variable Portfolio - Conservative Portfolio	0.41	0.41	0.36	0.36
Variable Portfolio - Moderately Conservative Portfolio	0.36	0.36	0.43	0.43
Variable Portfolio - Moderate Portfolio	0.44	0.44	0.44	0.44
Variable Portfolio - Moderately Aggressive Portfolio	0.41	0.41	0.37	0.37
Variable Portfolio - Aggressive Portfolio	0.42	0.42	0.42	0.42
Variable Portfolio - Moderate Portfolio had a voluntary expense reimbursement arrangement from May 1, 2018 to June 30, 2018. The annual limitation rates were the same under the voluntary expense reimbursement arrangement, which changed to a contractual arrangement effective July 1, 2018 through April 30, 2019.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investments in the Underlying Funds, but excluding investments in money market funds and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)
Variable Portfolio – Conservative Portfolio	197,976,716	399,665,898
Variable Portfolio – Moderately Conservative Portfolio	319,571,289	813,945,621
Variable Portfolio – Moderate Portfolio	1,829,429,009	3,782,593,010
Variable Portfolio – Moderately Aggressive Portfolio	882,671,318	2,066,672,646
Variable Portfolio – Aggressive Portfolio	255,941,196	576,804,206
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Portfolio Navigator Funds | Annual Report 2018	77

Notes to Financial Statements  (continued)
December 31, 2018
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, each Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Funds did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 6. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
No Fund had borrowings during the year ended December 31, 2018.
Note 7. Significant risks
Shareholder concentration risk
At December 31, 2018, the Investment Manager and affiliates owned 100% of Class 2 and Class 4 shares for each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
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Notes to Financial Statements  (continued)
December 31, 2018
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Portfolio Navigator Funds | Annual Report 2018	79

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of Variable Portfolio – Conservative Portfolio, Variable Portfolio – Moderately Conservative Portfolio, Variable Portfolio – Moderate Portfolio, Variable Portfolio – Moderately Aggressive Portfolio, and Variable Portfolio – Aggressive Portfolio
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Variable Portfolio - Conservative Portfolio, Variable Portfolio - Moderately Conservative Portfolio, Variable Portfolio - Moderate Portfolio, Variable Portfolio - Moderately Aggressive Portfolio, and Variable Portfolio - Aggressive Portfolio (five of the funds constituting Columbia Funds Variable Series Trust II, hereafter collectively referred to as the "Funds") as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
80	Portfolio Navigator Funds | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	123	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Portfolio Navigator Funds | Annual Report 2018	81

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
82	Portfolio Navigator Funds | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
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TRUSTEES AND OFFICERS  (continued)
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Funds’ Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
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TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Funds as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Portfolio Navigator Funds | Annual Report 2018	85

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which each Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). Each Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. Each Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
86	Portfolio Navigator Funds | Annual Report 2018

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Portfolio Navigator Funds
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
S-6534 AR (02/19)

Item 2.	Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, Brian J. Gallagher and Catherine James Paglia, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Ms. Gallagher and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4.	Principal Accountant Fees and Services.

Fee information below is disclosed for the fifty series of the registrant whose reports to stockholders are included in this annual filing. One series liquidated on August 18, 2018 and one fund that commenced operations during the period on January 5, 2018. The fees incurred by this series through its liquidation date are included in the response to this Item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$1,393,300	$1,309,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$6,000	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. Fiscal Year 2018 includes fees for agreed upon procedures related to a fund liquidation.

During the fiscal years ended December 31, 2018 and December 31, 2017, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$338,000	$308,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2018 and 2017 also include Tax Fees for agreed-upon procedures related to foreign tax filings. Fiscal year 2018 also includes Tax Fees for the review of a final tax return

During the fiscal years ended December 31, 2018 and December 31, 2017, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$225,000	$225,000

In fiscal years 2018 and 2017, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2018 and 2017 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$569,000	$533,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                      Columbia Funds Variable Series Trust II

By (Signature and Title)                 /s/  Christopher O. Petersen

                                        Christopher O. Petersen, President and Principal Executive Officer

Date                                                 February 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                 /s/  Christopher O. Petersen

                                         Christopher O. Petersen, President and Principal Executive Officer

Date                                                 February 20, 2019

By (Signature and Title)                 /s/  Michael G. Clarke

                                                         Michael G. Clarke, Chief Financial Officer

Date                                                  February 20, 2019